‘33 Act File No. 002-73024
‘40 Act File No. 811-03213
AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 23, 2010

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☑

Post-Effective Amendment No. 138	☑

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 139	☑
(Check appropriate box or boxes)
NATIONWIDE VARIABLE INSURANCE TRUST
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
1000 CONTINENTAL DRIVE, SUITE 400
KING OF PRUSSIA, PA 19406
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICE) (ZIP CODE)
Registrant’s Telephone Number, including Area Code: (610) 230-2800

Send Copies of Communications to:
ALLAN J. OSTER, ESQ.	BARBARA A. NUGENT, ESQ.
1000 CONTINENTAL DRIVE, SUITE 400	STRADLEY RONON STEVENS & YOUNG, LLP
KING OF PRUSSIA, PA 19406	2600 ONE COMMERCE SQUARE
(NAME AND ADDRESS OF AGENT FOR SERVICE)	PHILADELPHIA, PENNSYLVANIA 19103
It is proposed that this filing will become effective: (check appropriate box)
     ☐ immediately upon filing pursuant to paragraph (b)
     ☑ on April 30, 2010 pursuant to paragraph (b)
     ☐ 60 days after filing pursuant to paragraph (a)(1)
     ☐ on [date] pursuant to paragraph (a)(1)
     ☐ 75 days after filing pursuant to paragraph (a)(2)
     ☐ on [date] pursuant to paragraph (a)(2) of rule 485.
If appropriate, check the following box:
     ☐ This post-effective amendment designated a new effective date for a previously filed post-effective amendment.

Nationwide Variable Insurance Trust
Prospectus May 1, 2010

Fund and Class
Nationwide Multi-Manager International Growth Fund Class Y

Nationwide Multi-Manager International Growth Fund Class I

Nationwide Multi-Manager International Growth Fund Class II

Nationwide Multi-Manager International Growth Fund Class III

Nationwide Multi-Manager International Growth Fund Class VI

Nationwide Multi-Manager International Value Fund Class Y

Nationwide Multi-Manager International Value Fund Class I

Nationwide Multi-Manager International Value Fund Class II

Nationwide Multi-Manager International Value Fund Class III

Nationwide Multi-Manager International Value Fund Class IV

Nationwide Multi-Manager International Value Fund Class VI

Nationwide Multi-Manager Large Cap Growth Fund Class Y

Nationwide Multi-Manager Large Cap Growth Fund Class I

Nationwide Multi-Manager Large Cap Growth Fund Class II

Nationwide Multi-Manager Large Cap Value Fund Class Y

Nationwide Multi-Manager Large Cap Value Fund Class I

Nationwide Multi-Manager Large Cap Value Fund Class II

Nationwide Multi-Manager Mid Cap Growth Fund Class Y

Nationwide Multi-Manager Mid Cap Growth Fund Class I

Nationwide Multi-Manager Mid Cap Growth Fund Class II

Nationwide Multi-Manager Mid Cap Value Fund Class Y

Nationwide Multi-Manager Mid Cap Value Fund Class I

Nationwide Multi-Manager Mid Cap Value Fund Class II

Nationwide Multi-Manager Small Cap Growth Fund Class Y

Nationwide Multi-Manager Small Cap Growth Fund Class I

Nationwide Multi-Manager Small Cap Growth Fund Class II

Nationwide Multi-Manager Small Cap Growth Fund Class III

Nationwide Multi-Manager Small Cap Value Fund Class Y

Nationwide Multi-Manager Small Cap Value Fund Class I

Nationwide Multi-Manager Small Cap Value Fund Class II

Nationwide Multi-Manager Small Cap Value Fund Class III

Nationwide Multi-Manager Small Cap Value Fund Class IV

Nationwide Multi-Manager Small Company Fund Class Y

Nationwide Multi-Manager Small Company Fund Class I

Nationwide Multi-Manager Small Company Fund Class II

Nationwide Multi-Manager Small Company Fund Class III

Nationwide Multi-Manager Small Company Fund Class IV

The Securities and Exchange Commission has not approved or disapproved these Funds’ shares or determined whether this Prospectus is complete or accurate. To state otherwise is a crime.

www.nationwide.com/mutualfunds

2	Fund Summaries
2	NVIT Multi-Manager International Growth Fund
6	NVIT Multi-Manager International Value Fund
10	NVIT Multi-Manager Large Cap Growth Fund
13	NVIT Multi-Manager Large Cap Value Fund
17	NVIT Multi-Manager Mid Cap Growth Fund
20	NVIT Multi-Manager Mid Cap Value Fund
24	NVIT Multi-Manager Small Cap Growth Fund
28	NVIT Multi-Manager Small Cap Value Fund
32	NVIT Multi-Manager Small Company Fund

36	How the Funds Invest
36	NVIT Multi-Manager International Growth Fund
38	NVIT Multi-Manager International Value Fund
40	NVIT Multi-Manager Large Cap Growth Fund
42	NVIT Multi-Manager Large Cap Value Fund
44	NVIT Multi-Manager Mid Cap Growth Fund
46	NVIT Multi-Manager Mid Cap Value Fund
48	NVIT Multi-Manager Small Cap Growth Fund
50	NVIT Multi-Manager Small Cap Value Fund
52	NVIT Multi-Manager Small Company Fund

55	Risks of Investing in the Funds

58	Fund Management

66	Investing with Nationwide Funds
66	Choosing a Share Class
66	Purchase Price
66	Fair Valuation
67	In-Kind Purchases
67	Selling Shares
67	Restrictions on Sales
67	Excessive or Short-Term Trading
68	Monitoring of Trading Activity
68	Restrictions on Transactions
68	Redemption Fees
69	Distribution and Services Plans
69	Revenue Sharing
70	Additional Information about Fees and Expenses

71	Distributions and Taxes

72	Financial Highlights

1

FUND SUMMARY: NVIT MULTI-MANAGER INTERNATIONAL GROWTH FUND

Objective

The Fund seeks long-term capital growth.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. See the variable insurance contract prospectus.

	Class Y	Class I	Class II	Class III	Class VI
	Shares	Shares	Shares	Shares	Shares
Shareholder Fees (fees paid directly from your investment)	None	None	None	None	None

Redemption Fees (as a percentage of amount redeemed or exchanged within 60 days of purchase)	N/A	N/A	N/A	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.85%	0.85%	0.85%	0.85%	0.85%

Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%	N/A	0.25%

Other Expenses[1]	0.10%	0.25%	0.25%	0.25%	0.25%

Total Annual Fund Operating Expenses	0.95%	1.10%	1.35%	1.10%	1.35%

1	The Board of Trustees of Nationwide Variable Insurance Trust (the “Trust”) has approved a new methodology for the allocation of certain Fund expenses, effective May 1, 2010, including those relating to the provision of administration and transfer agency services, as reflected in a new Joint Fund Administration and Transfer Agency Agreement. Accordingly, “Other Expenses” have been restated to reflect the new expense allocation methodology.

2

FUND SUMMARY: NVIT MULTI-MANAGER INTERNATIONAL GROWTH FUND (cont.)

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class Y shares	$97	$303	$525	$1,166

Class I shares	112	350	606	1,340

Class II shares	137	428	739	1,624

Class III shares	112	350	606	1,340

Class VI shares	137	428	739	1,624

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 68.15% of the average value of its portfolio.

Principal Investment Strategies

Under normal conditions, the Fund invests at least 80% of its net assets in equity securities issued by companies that are located in, or that derive at least 50% of their earnings or revenues from, countries located around the world other than the United States. Some of these countries may be considered to be emerging market countries, which are developing and low-or middle-income countries, and may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa. The Fund may invest in equity securities of companies of any market capitalization, including small and mid-cap companies. It also may invest in derivatives, such as futures and options, either as a substitute for taking a position in an underlying asset, to increase returns or as part of a hedging strategy. The Fund employs a growth style of investing, which means that it seeks companies whose earnings are expected to grow consistently faster than those of other companies. The Fund generally considers selling a security when it reaches a target price, fails to perform as expected, or when other opportunities appear more attractive.

The Fund consists of two portions managed by different subadvisers. Nationwide Fund Advisors (“NFA”) is the Fund’s investment adviser and, subject to the approval of the Board of Trustees of the Trust, selects the Fund’s subadvisers and monitors their performance on an ongoing basis. NFA has chosen the Fund’s current subadvisers because they approach investing in international growth securities in a different manner from each other. For example, as of the date of this Prospectus, one subadviser focuses its investments in marketable equity securities in foreign companies that are listed on a recognized securities exchange or over-the-counter market, while the other subadviser focuses on small- to mid-cap companies in foreign developed and emerging market countries. NFA allocates assets to the subadvisers to increase diversification among securities and investment styles, thereby increasing the potential for investment return and, at the same time, reducing risk and volatility.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Stock market risk – the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.

Emerging markets risk – a magnification of the risks that apply to all foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets.

Small- and mid-cap risks – small- and mid-cap companies are usually less stable in price and less liquid than are larger, more established companies. Therefore, they generally involve more risk.

Derivatives risk – derivatives can disproportionately increase losses and reduce opportunities for gains when the security prices, interest rates, currency values, or other such measures underlying derivatives change in unexpected ways. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund.

Growth style risk – growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market movements. In addition, growth stocks as a group may be out of favor at times and underperform the overall equity market for long periods while

3

FUND SUMMARY: NVIT MULTI-MANAGER INTERNATIONAL GROWTH FUND (cont.)

the market concentrates on other types of stocks, such as “value” stocks.

Multi-manager risk – while NFA monitors each subadviser and the overall management of the Fund, each subadviser makes investment decisions independently from NFA and the other subadvisers. It is possible that the security selection process of one subadviser will not complement that of the other subadvisers. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than if the Fund were managed by a single subadviser, which could affect the Fund’s performance.

If the value of the Fund’s investments goes down, you may lose money.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.

Annual Total Returns – Class III Shares
(Year Ended December 31,)

Best Quarter:  18.57% – 2nd qtr. of 2009
Worst Quarter:  –7.31% – 1st qtr. of 2009

Average Annual Total Returns
(For Periods Ended December 31, 2009)

		Since Inception
	1 Year	(March 25, 2008)
Class Y shares	36.71%	–7.10%

Class I shares	36.51%	–7.10%

Class II shares	36.34%	–7.32%

Class III shares	36.46%	–7.22%

Class VI shares	36.11%	–7.49%

MSCI Europe, Australasia and Far East (EAFE)® Index (reflects no deduction for fees or expenses)	31.78%	–10.78% (Since March 31, 2008)

Portfolio Management

Investment Adviser

Nationwide Fund Advisors

Subadvisers

Invesco Advisers, Inc. (formerly Invesco Aim Capital Management, Inc.) (“Invesco”)
American Century Global Investment Management, Inc. (“American Century Global”)

Portfolio Managers

Portfolio Manager	Title	Length of Service
Invesco

Clas Olsson	Senior Portfolio Manager	Since 1994

Barrett Sides	Senior Portfolio Manager	Since 1990

Shuxin Cao	Senior Portfolio Manager	Since 1997

Matthew Dennis	Portfolio Manager	Since 2000

Jason Holzer	Senior Portfolio Manager	Since 1996

American Century Global

Mark S. Kopinski	Chief Investment Officer, International Securities and Senior Portfolio Manager	Since April 1997

Brian Brady	Vice President and Portfolio Manager	Since June 1994

Tax Information

The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable life and variable annuity insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.

4

FUND SUMMARY: NVIT MULTI-MANAGER INTERNATIONAL GROWTH FUND (cont.)

Payments to Broker-Dealers and Other Financial Intermediaries

This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or its affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that may also be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

5

FUND SUMMARY: NVIT MULTI-MANAGER INTERNATIONAL VALUE FUND

Objective

The Fund seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. See the variable insurance contract prospectus.

	Class Y	Class I	Class II	Class III	Class IV	Class VI
	Shares	Shares	Shares	Shares	Shares	Shares
Shareholder Fees (fees paid directly from your investment)	None	None	None	None	None	None

Redemption Fees (as a percentage of amount redeemed or exchanged within 60 days of purchase)	N/A	N/A	N/A	1.00%	N/A	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%

Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%	N/A	N/A	0.25%

Other Expenses[1]	0.14%	0.29%	0.29%	0.29%	0.29%	0.29%

Total Annual Fund Operating Expenses	0.89%	1.04%	1.29%	1.04%	1.04%	1.29%

1	The Board of Trustees of Nationwide Variable Insurance Trust (the “Trust”) has approved a new methodology for the allocation of certain Fund expenses, effective May 1, 2010, including those relating to the provision of administration and transfer agency services, as reflected in a new Joint Fund Administration and Transfer Agency Agreement. Accordingly, “Other Expenses” have been restated to reflect the new expense allocation methodology.

6

FUND SUMMARY: NVIT MULTI-MANAGER INTERNATIONAL VALUE FUND (cont.)

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class Y shares	$91	$284	$493	$1,096

Class I shares	106	331	574	1,271

Class II shares	131	409	708	1,556

Class III shares	106	331	574	1,271

Class IV shares	106	331	574	1,271

Class VI shares	131	409	708	1,556

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 103.22% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies located, headquartered, or whose securities regularly trade on markets outside the United States. Some of these countries may be considered to be emerging market countries, which are developing and low or middle income countries, and may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa. The Fund may invest in the securities of companies of any market capitalization, including small- and mid-cap companies, and typically invests in those located or traded in at least six different countries, foreign markets or regions other than the United States. Nonetheless, the Fund may invest up to 35% of its net assets in the securities of issuers located or traded in any one of Australia, Canada, France, Japan, Germany or the United Kingdom. The Fund employs a “value” style of investing, which means investing in equity securities that the subadviser believes to be trading at prices that do not reflect a company’s intrinsic value. Companies issuing such securities may be currently out of favor, undervalued due to market declines, or experiencing poor operating conditions that the subadviser believes to be temporary. The Fund also may use derivatives, such as futures and options, either as a substitute for taking a position in an underlying asset, to increase returns or as part of a hedging strategy, and may invest in currency futures and currency forward contracts in order to increase returns or hedge against international currency exposure. The Fund generally considers selling a security when it reaches a target price, fails to perform as expected, or when other opportunities appear more attractive. The Fund may engage in active and frequent trading of portfolio securities.

The Fund consists of two portions managed by different subadvisers. Nationwide Fund Advisors (“NFA”) is the Fund’s investment adviser and, subject to the approval of the Board of Trustees of the Trust, selects the Fund’s subadvisers and monitors their performance on an ongoing basis. NFA has chosen the Fund’s current subadvisers because they approach investing in international securities in a different manner from each other. For example, as of the date of this Prospectus, one subadviser uses fundamental and quantitative techniques to identify companies whose long-term earnings power it believes is not reflected in the securities’ current market prices, and constructs a portfolio designed to maintain an effective balance of risk and return. The other subadviser uses a bottom-up, research driven selection process that seeks to add value to the Fund by capitalizing on incorrect market valuations arising across the world’s equity markets. NFA allocates assets to the subadvisers to increase diversification among securities and investment styles, thereby increasing the potential for investment return and, at the same time, reducing risk and volatility.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Stock market risk – the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.

Emerging markets risk – a magnification of the risks that apply to all foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets.

Small- and mid-cap risk – small- and mid-cap companies are usually less stable in price and less liquid than are larger,

7

FUND SUMMARY: NVIT MULTI-MANAGER INTERNATIONAL VALUE FUND (cont.)

more established companies. Therefore, they generally involve more risk.

Value style risk – value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. In addition, value stocks as a group may be out of favor at times and underperform the overall equity market for long periods while the market concentrates on other types of stocks, such as “growth” stocks.

Country risk – if the Fund emphasizes one or more countries, it may be more susceptible to the financial, market, political or economic events affecting the particular issuers and industries participating in such countries than funds that do not emphasize particular countries.

Derivatives risk – derivatives can disproportionately increase losses and reduce opportunities for gains when the security prices, interest rates, currency values, or other such measures underlying derivatives change in unexpected ways. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund.

Multi-manager risk – while NFA monitors each subadviser and the overall management of the Fund, each subadviser makes investment decisions independently from NFA and the other subadvisers. It is possible that the security selection process of one subadviser will not complement that of the other subadvisers. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than if the Fund were managed by a single subadviser, which could affect the Fund’s performance.

Portfolio turnover risk – a higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund’s performance and may increase share price volatility.

If the value of the Fund’s investments goes down, you may lose money.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.

Annual Total Returns – Class IV Shares
(Years Ended December 31,)

Best Quarter:  25.57% – 2nd qtr. of 2009
Worst Quarter:  −23.18% – 4th qtr. of 2008

The Fund commenced operations on April 28, 2003 when it acquired all of the assets, subject to stated liabilities, of the Market Street International Portfolio (the “Predecessor Fund”). Therefore, the historical performance shown for the Fund includes the previous performance of the Predecessor Fund.

The inception date for Class I, Class II and Class III shares is April 28, 2003. The inception dates for Class VI and Class Y shares are April 28, 2004 and March 27, 2008, respectively. Pre-inception historical performance for each of these share classes is based on the previous performance of Class IV shares (which was based on the previous performance of the Predecessor Fund). Performance for Class II and Class VI shares has been adjusted to reflect those share classes’ higher expenses than those of Class IV shares. Performance for Class Y shares has not been adjusted to reflect its lower expenses than those of Class IV shares.

Average Annual Total Returns
(For Periods Ended December 31, 2009)

	1 Year	5 Years	10 Years
Class Y shares	30.09%	−0.23%	2.25%

Class I shares	29.86%	−0.27%	2.25%

Class II shares	29.51%	−0.52%	1.98%

Class III shares	29.84%	−0.27%	2.22%

Class IV shares	29.89%	−0.29%	2.21%

Class VI shares	29.49%	−0.51%	1.98%

MSCI Europe, Australasia and Far East (EAFE)® Index (reflects no deduction for fees or expenses)	31.78%	3.54%	1.17%

Portfolio Management

Investment Adviser

Nationwide Fund Advisors

Subadvisers

AllianceBernstein L.P. (“AllianceBernstein”)
JPMorgan Investment Management Inc. (“JPMorgan”)

8

FUND SUMMARY: NVIT MULTI-MANAGER INTERNATIONAL VALUE FUND (cont.)

Portfolio Managers

Portfolio Manager	Title	Length of Service
AllianceBernstein

Sharon E. Fay	Executive Vice President and CIO of Value Equities	Since June 2003

Eric Franco	Senior Portfolio Manager	Since July 1990

Kevin F. Simms	Senior Vice President and Co-CIO of International Value Equities	Since June 1998

Henry S. D’Auria	Senior Vice President, CIO of Emerging Markets Value and Co-CIO of International Value Equities	Since June 1992

Joseph G. Paul	Senior Vice President, CIO of Small- and Mid- Capitalization Value Equities and Co-CIO of Global Real Estate Investments	Since April 1991

JPMorgan

Gerd Woort-Menker	Managing Director and Lead Portfolio Manager	Since January 1987

Jeroen Huysinga	Managing Director and Portfolio Manager	Since March 1997

Georgina Perceval Maxwell	Managing Director and Portfolio Manager	Since August 1997

Tax Information

The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable life and variable annuity insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.

Payments to Broker-Dealers and Other Financial Intermediaries

This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or its affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that may also be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

9

FUND SUMMARY: NVIT MULTI-MANAGER LARGE CAP GROWTH FUND

Objective

The Fund seeks long-term capital growth.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. See the variable insurance contract prospectus.

	Class Y	Class I	Class II
	Shares	Shares	Shares
Shareholder Fees (fees paid directly from your investment)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.65%	0.65%	0.65%

Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%

Other Expenses[1]	0.12%	0.27%	0.27%

Total Annual Fund Operating Expenses	0.77%	0.92%	1.17%

Amount of Fee Waiver/Expense Reimbursement[2]	(0.02)%	(0.02)%	(0.02)%

Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.75%	0.90%	1.15%

1	The Board of Trustees of Nationwide Variable Insurance Trust (the “Trust”) has approved a new methodology for the allocation of certain Fund expenses, effective May 1, 2010, including those relating to the provision of administration and transfer agency services, as reflected in a new Joint Fund Administration and Transfer Agency Agreement. Accordingly, “Other Expenses” have been restated to reflect the new expense allocation methodology.
2	The Trust and Nationwide Fund Advisors (“NFA” or the “Adviser”) have entered into a written contract limiting operating expenses to 0.75% (excluding Rule 12b-1 fees, administrative services fees and certain other expenses) for all share classes until at least May 1, 2011. The expense limitation agreement may be changed or eliminated at any time but only with the consent of the Board of Trustees. The Trust is authorized to reimburse the Adviser for management fees previously waived or reduced and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement.

10

FUND SUMMARY: NVIT MULTI-MANAGER LARGE CAP GROWTH FUND (cont.)

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class Y shares	$77	$244	$426	$952

Class I shares	92	291	507	1,129

Class II shares	117	370	642	1,419

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 122.44% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities issued by large-cap companies. The Fund employs a “growth” style of investing. In other words, the Fund seeks companies whose earnings are expected to grow consistently faster than those of other companies. The Fund may invest in stocks of large-cap companies that are located outside the United States, and may engage in active and frequent trading of portfolio securities. The Fund generally considers selling a security when it reaches a target price, fails to perform as expected, or when other opportunities appear more attractive.

The Fund consists of three portions managed by different subadvisers. NFA is the Fund’s investment adviser and, subject to the approval of the Board of Trustees of the Trust, selects the Fund’s subadvisers and monitors their performance on an ongoing basis. NFA has chosen the Fund’s current subadvisers because they approach investing in large-cap stocks in a different manner from each other. For example, as of the date of this Prospectus, one subadviser seeks to buy companies with strong historical and prospective earnings growth, another subadviser selects securities through quantitative techniques based on investment themes derived from fundamental research, and the third subadviser seeks to identify companies that have the prospects for improving sales and earnings growth rates, enjoy a competitive advantage and have effective management with a history of making investments that are in the best interests of the company’s shareholders. NFA allocates assets to the subadvisers to increase diversification among securities and investment styles, thereby increasing the potential for investment return and, at the same time, reducing risk and volatility.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Stock market risk – the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

Growth style risk – growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market movements. In addition, growth stocks as a group may be out of favor at times and underperform the overall equity market for long periods while the market concentrates on other types of stocks, such as “value” stocks.

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.

Multi-manager risk – while NFA monitors each subadviser and the overall management of the Fund, each subadviser makes investment decisions independently from NFA and the other subadvisers. It is possible that the security selection process of one subadviser will not complement that of the other subadvisers. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than if the Fund were managed by a single subadviser, which could affect the Fund’s performance.

Portfolio turnover risk – a higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund’s performance and may increase share price volatility.

If the value of the Fund’s investments goes down, you may lose money.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. Remember,

11

FUND SUMMARY: NVIT MULTI-MANAGER LARGE CAP GROWTH FUND (cont.)

however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.

Annual Total Returns – Class Y Shares
(Year Ended December 31,)

Best Quarter:  13.25% – 3rd qtr. of 2009
Worst Quarter:  –4.11% – 1st qtr. of 2009

Average Annual Total Returns
(For Periods Ended December 31, 2009)

		Since Inception
	1 Year	(March 25, 2008)
Class Y shares	30.07%	–6.98%

Class I shares	29.78%	–7.13%

Class II shares	29.35%	–7.33%

Russell 1000® Growth Index (reflects no deduction for fees or expenses)	37.21%	–3.45% (Since March 31, 2008)

Portfolio Management

Investment Adviser

Nationwide Fund Advisors

Subadvisers

Neuberger Berman Management LLC (“Neuberger Berman”)
Goldman Sachs Asset Management, L.P. (“GSAM”)
Wells Capital Management, Inc. (“WellsCap”)

Portfolio Managers

Portfolio Manager	Title	Length of Service
Neuberger Berman

Daniel H. Rosenblatt	Vice President and Senior Portfolio Manager	Since 1990

John Barker	Vice President and Senior Portfolio Manager	Since 1994

Daniel Fletcher	Vice President and Portfolio Manager	Since 2004

Lawrence Fisher	Vice President and Portfolio Manager	Since 1998

GSAM

Andrew Alford, PhD	Managing Director	Since June 1998

William Fallon	Managing Director, Co-Chief Investment Officer of Alpha (equity and macro) Strategies, Head of Equity Research of Quantitative Investment Strategies team	Since February 1996

Katinka Domotorffy	Managing Director, Head of Quantitative Investment Strategies, Chief Investment Officer	Since July 1998

WellsCap

Thomas J. Pence, CFA	Managing Director and Senior Portfolio Manager	Since January 2005

Michael Harris, CFA	Portfolio Manager	Since January 2005

Michael Smith, CFA	Portfolio Manager	Since January 2005

Tax Information

The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable life and variable annuity insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.

Payments to Broker-Dealers and Other Financial Intermediaries

This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or its affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that may also be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

12

FUND SUMMARY: NVIT MULTI-MANAGER LARGE CAP VALUE FUND

Objective

The Fund seeks long-term capital growth.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. See the variable insurance contract prospectus.

	Class Y	Class I	Class II
	Shares	Shares	Shares
Shareholder Fees (fees paid directly from your investment)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.65%	0.65%	0.65%

Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%

Other Expenses[1]	0.13%	0.28%	0.28%

Total Annual Fund Operating Expenses	0.78%	0.93%	1.18%

Amount of Fee Waiver/Expense Reimbursement[2]	(0.01)%	(0.01)%	(0.01)%

Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.77%	0.92%	1.17%

1	The Board of Trustees of Nationwide Variable Insurance Trust (the “Trust”) has approved a new methodology for the allocation of certain Fund expenses, effective May 1, 2010, including those relating to the provision of administration and transfer agency services, as reflected in a new Joint Fund Administration and Transfer Agency Agreement. Accordingly, “Other Expenses” have been restated to reflect the new expense allocation methodology.
2	The Trust and Nationwide Fund Advisors (“NFA” or the “Adviser”) have entered into a written contract limiting operating expenses to 0.77% (excluding Rule 12b-1 fees, administrative services fees and certain other expenses) for all share classes until at least May 1, 2011. The expense limitation agreement may be changed or eliminated at any time but only with the consent of the Board of Trustees. The Trust is authorized to reimburse the Adviser for management fees previously waived or reduced and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement.

13

FUND SUMMARY: NVIT MULTI-MANAGER LARGE CAP VALUE FUND (cont.)

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class Y shares	$79	$248	$432	$965

Class I shares	94	295	514	1,142

Class II shares	119	374	648	1,431

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 95.68% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities issued by large-cap companies. The Fund employs a “value” style of investing, which means investing in equity securities that the Fund’s subadvisers believe to be trading at prices that do not reflect a company’s intrinsic value. Companies issuing such securities may be currently out of favor, undervalued due to market declines, or experiencing poor operating conditions that a subadviser believes to be temporary. The Fund may invest in stocks of large-cap companies that are located outside the United States. It also may invest in derivatives, such as futures and options, either as a substitute for taking a position in an underlying asset, to increase returns or as part of a hedging strategy. The Fund generally considers selling a security when it reaches a target price, fails to perform as expected, or when other opportunities appear more attractive.

The Fund consists of three portions managed by different subadvisers. NFA is the Fund’s investment adviser and, subject to the approval of the Board of Trustees of the Trust, selects the Fund’s subadvisers and monitors their performance on an ongoing basis. NFA has chosen the Fund’s current subadvisers because they approach investing in large-cap company stocks in a different manner from each other. For example, as of the date of this Prospectus, one subadviser seeks to identify quality businesses selling at compelling valuations through intensive firsthand fundamental research, another subadviser uses a contrarian approach to invest in companies whose current fundamentals and stock prices are depressed relative to their long-term expectations and the third subadviser uses quantitative techniques to select stocks of companies that have been sound historically but which are temporarily out of favor. NFA allocates assets to the subadvisers to increase diversification among securities and investment styles, thereby increasing the potential for investment return and, at the same time, reducing risk and volatility.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Stock market risk – the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

Value style risk – value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. In addition, value stocks as a group may be out of favor at times and underperform the overall equity market for long periods while the market concentrates on other types of stocks, such as “growth” stocks.

Contrarian investing risk – contrarian investing attempts to profit by investing in a manner that differs from the current market consensus or trend. This approach carries the risk that (1) the market consensus or trend is actually correct, which can result in losses to the Fund, or (2) the market consensus takes much longer before it agrees with the subadviser’s assessment, which can cause the Fund to miss opportunities for gains.

Derivatives risk – derivatives can disproportionately increase losses and reduce opportunities for gains when the security prices, interest rates, currency values, or other such measures underlying derivatives change in unexpected ways. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund.

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.

Multi-manager risk – while NFA monitors each subadviser and the overall management of the Fund, each subadviser makes investment decisions independently from NFA and the other subadvisers. It is possible that the security selection process of one subadviser will not complement that of the other subadvisers. As a result, the Fund’s exposure to a given

14

FUND SUMMARY: NVIT MULTI-MANAGER LARGE CAP VALUE FUND (cont.)

security, industry sector or market capitalization could be smaller or larger than if the Fund were managed by a single subadviser, which could affect the Fund’s performance.

If the value of the Fund’s investments goes down, you may lose money.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.

Annual Total Returns – Class Y Shares
(Year Ended December 31,)

Best Quarter: 17.71% – 2nd qtr. of 2009
Worst Quarter: −11.33% – 1st qtr. of 2009

Average Annual Total Returns
(For Periods Ended December 31, 2009)

		Since Inception
	1 Year	(March 25, 2008)
Class Y shares	27.77%	–8.52%

Class I shares	27.59%	–8.61%

Class II shares	27.41%	–8.80%

Russell 1000® Value Index (reflects no deduction for fees or expenses)	19.69%	–10.22% (Since March 31, 2008)

Portfolio Management

Investment Adviser

Nationwide Fund Advisors

Subadvisers

Goldman Sachs Asset Management, L.P. (“GSAM”)
Wellington Management Company, LLP (“Wellington Management”)
Deutsche Investment Management Americas Inc., doing business as Deutsche Asset Management (“Deutsche”)

Portfolio Managers

Portfolio Manager	Title	Length of Service
GSAM

Eileen Rominger	Managing Director and Chief Investment Officer	Since August 1999

David L. Berdon	Managing Director	Since April 2002

Dolores Bamford, CFA	Managing Director	Since March 2001

Andrew Braun	Managing Director	Since July 1993

Scott Carroll, CFA	Managing Director	Since May 2002

Sean Gallagher	Managing Director and Co-Chief Investment Officer, Value Equity	Since May 2000

Wellington Management

David W. Palmer, CFA	Vice President and Equity Portfolio Manager	Since February 1998

David R. Fassnacht, CFA	Senior Vice President and Equity Portfolio Manager	Since September 1991

James N. Mordy	Senior Vice President and Equity Portfolio Manager	Since April 1985

Deutsche

James Francis, CFA	Director and Lead Portfolio Manager	Since 2008

Robert Wang	Managing Director and Co-Portfolio Manager	Since 1995

Tax Information

The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable life and variable annuity insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.

Payments to Broker-Dealers and Other Financial Intermediaries

This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or its affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts.

15

FUND SUMMARY: NVIT MULTI-MANAGER LARGE CAP VALUE FUND (cont.)

These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that may also be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

16

FUND SUMMARY: NVIT MULTI-MANAGER MID CAP GROWTH FUND

Objective

The Fund seeks long-term capital growth.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. See the variable insurance contract prospectus.

	Class Y	Class I	Class II
	Shares	Shares	Shares
Shareholder Fees (fees paid directly from your investment)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%	0.75%	0.75%

Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%

Other Expenses[1]	0.10%	0.17%	0.17%

Total Annual Fund Operating Expenses	0.85%	0.92%	1.17%

Amount of Fee Waiver/Expense Reimbursement[2]	(0.03)%	(0.03)%	(0.03)%

Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.82%	0.89%	1.14%

1	The Board of Trustees of Nationwide Variable Insurance Trust (the “Trust”) has approved a new methodology for the allocation of certain Fund expenses, effective May 1, 2010, including those relating to the provision of administration and transfer agency services, as reflected in a new Joint Fund Administration and Transfer Agency Agreement. Accordingly, “Other Expenses” have been restated to reflect the new expense allocation methodology.
2	The Trust and Nationwide Fund Advisors (“NFA” or the “Adviser”) have entered into a written contract limiting operating expenses to 0.82% (excluding Rule 12b-1 fees, administrative services fees and certain other expenses) for all share classes until at least May 1, 2011. The expense limitation agreement may be changed or eliminated at any time but only with the consent of the Board of Trustees. The Trust is authorized to reimburse the Adviser for management fees previously waived or reduced and/or for expenses previously paid by the Adviser, provided however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement.

17

FUND SUMMARY: NVIT MULTI-MANAGER MID CAP GROWTH FUND (cont.)

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class Y shares	$84	$268	$468	$1,046

Class I shares	91	290	506	1,129

Class II shares	116	369	641	1,418

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 146.76% of the average value of its portfolio.

Principal Investment Strategies

Under normal conditions, the Fund invests at least 80% of its net assets in equity securities issued by mid-cap companies. The Fund employs a “growth” style of investing. In other words, the Fund seeks companies whose earnings are expected to grow consistently faster than those of other companies. The Fund may invest in stocks of mid-cap companies that are located outside the United States. It also may invest in derivatives, such as futures and options, either as a substitute for taking a position in an underlying asset, to increase returns or as part of a hedging strategy. The Fund generally considers selling a security when it reaches a target price, fails to perform as expected, or when other opportunities appear more attractive. The Fund may engage in active and frequent trading of portfolio securities.

The Fund consists of two portions managed by different subadvisers. NFA is the Fund’s investment adviser and, subject to the approval of the Board of Trustees of the Trust, selects the Fund’s subadvisers and monitors their performance on an ongoing basis. NFA has chosen the Fund’s current subadvisers because they approach investing in stocks of mid-cap companies in a different manner from each other. For example, as of the date of this Prospectus, one subadviser uses fundamental research and quantitative analysis to seek fast-growing companies with above average sales and competitive returns on equity relative to their peers, while the other subadviser makes its investment decisions primarily on analysis of individual companies, and not on broad economic forecasts, based on the belief that, over the long term, stock price movements follow growth in earnings and revenues. NFA allocates assets to the subadvisers to increase diversification among securities and investment styles, thereby increasing the potential for investment return and, at the same time, reducing risk and volatility.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Stock market risk – the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

Mid-cap risk – mid-cap companies are usually less stable in price and less liquid than are larger, more established companies. Therefore, they generally involve greater risk.

Growth style risk – growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market movements. In addition, growth stocks as a group may be out of favor at times and underperform the overall equity market for long periods while the market concentrates on other types of stocks, such as “value” stocks.

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.

Derivatives risk – derivatives can disproportionately increase losses and reduce opportunities for gains when the security prices, interest rates, currency values, or other such measures underlying derivatives change in unexpected ways. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund.

Multi-manager risk – while NFA monitors each subadviser and the overall management of the Fund, each subadviser makes investment decisions independently from NFA and the other subadvisers. It is possible that the security selection process of one subadviser will not complement that of the other subadvisers. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than if the Fund were managed by a single subadviser, which could affect the Fund’s performance.

Portfolio turnover risk – a higher portfolio turnover rate increases transaction costs and as a result may adversely

18

FUND SUMMARY: NVIT MULTI-MANAGER MID CAP GROWTH FUND (cont.)

impact the Fund’s performance and may increase share price volatility.

If the value of the Fund’s investments goes down, you may lose money.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.

Annual Total Returns – Class I Shares
(Year Ended December 31,)

Best Quarter: 13.96% – 3rd qtr. of 2009
Worst Quarter: −3.79% – 1st qtr. of 2009

Average Annual Total Returns
(For Periods Ended December 31, 2009)

		Since Inception
	1 Year	(March 25, 2008)
Class Y shares	27.23%	–9.31%

Class I shares	27.12%	–9.43%

Class II shares	26.71%	–9.67%

Russell Midcap® Growth Index (reflects no deduction for fees or expenses)	46.29%	–4.97% (Since March 31, 2008)

Portfolio Management

Investment Adviser

Nationwide Fund Advisors

Subadvisers

Neuberger Berman Management LLC (“Neuberger Berman”)
American Century Investment Management, Inc. (“American Century”)

Portfolio Managers

Portfolio Manager	Title	Length of Service
Neuberger Berman

Kenneth J. Turek, CFA	Vice President	Since 2002

American Century

Bradley J. Eixmann, CFA	Portfolio Manager	Since July 2002

Bryan Unterhalter	Portfolio Manager	Since January 2008

Tax Information

The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable life and variable annuity insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.

Payments to Broker-Dealers and Other Financial Intermediaries

This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or its affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that may also be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

19

FUND SUMMARY: NVIT MULTI-MANAGER MID CAP VALUE FUND

Objective

The Fund seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. See the variable insurance contract prospectus.

	Class Y	Class I	Class II
	Shares	Shares	Shares
Shareholder Fees (fees paid directly from your investment)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%	0.75%	0.75%

Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%

Other Expenses[1]	0.10%	0.25%	0.11%

Total Annual Fund Operating Expenses	0.85%	1.00%	1.11%

Amount of Fee Waiver/Expense Reimbursement[2]	(0.04)%	(0.04)%	(0.04)%

Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.81%	0.96%	1.07%

1	The Board of Trustees of Nationwide Variable Insurance Trust (the “Trust”) has approved a new methodology for the allocation of certain Fund expenses, effective May 1, 2010, including those relating to the provision of administration and transfer agency services, as reflected in a new Joint Fund Administration and Transfer Agency Agreement. Accordingly, “Other Expenses” have been restated to reflect the new expense allocation methodology.
2	The Trust and Nationwide Fund Advisors (“NFA” or the “Adviser”) have entered into a written contract limiting operating expenses to 0.81% (excluding Rule 12b-1 fees, administrative services fees and certain other expenses) for all share classes until at least May 1, 2011. The expense limitation agreement may be changed or eliminated at any time but only with the consent of the Board of Trustees. The Trust is authorized to reimburse the Adviser for management fees previously waived or reduced and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement.

20

FUND SUMMARY: NVIT MULTI-MANAGER MID CAP VALUE FUND (cont.)

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class Y shares	$83	$267	$467	$1,045

Class I shares	98	314	549	1,221

Class II shares	109	349	608	1,348

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 224.72% of the average value of its portfolio.

Principal Investment Strategies

Under normal conditions, the Fund invests at least 80% of its net assets in equity securities issued by mid-cap companies. The Fund employs a “value” style of investing, which means investing in equity securities that the Fund’s subadvisers believe to be trading at prices that do not reflect a company’s intrinsic value. Companies issuing such securities may be currently out of favor, undervalued due to market declines, or experiencing poor operating conditions that a subadviser believes to be temporary. The Fund may invest in stocks of mid-cap companies that are located outside the United States. It may invest in any economic sector and, at times, emphasize one or more particular sectors. It also may engage in active and frequent trading of portfolio securities. The Fund also may invest in derivatives, such as futures and options, either as a substitute for taking a position in an underlying asset, to increase returns or as part of a hedging strategy. The Fund generally considers selling a security when it no longer meets a subadviser’s criteria for inclusion in the portfolio, reaches a target price, fails to perform as expected, or when other opportunities appear more attractive.

The Fund consists of three portions managed by different subadvisers. NFA is the Fund’s investment adviser and, subject to the approval of the Board of Trustees of the Trust, selects the Fund’s subadvisers and monitors their performance on an ongoing basis. NFA has chosen the Fund’s current subadvisers because they approach investing in stocks of mid-cap companies in a different manner from each other. For example, as of the date of this Prospectus, one subadviser attempts to purchase stocks of companies that are temporarily out of favor and hold each stock until it has returned to favor in the market, another subadviser selects companies that are undervalued based on a variety of measures and seeks to identify companies with growth potential based on effective management, and the third subadviser uses a combination of quantitative and qualitative methods to assess a company’s valuation and attractiveness. NFA allocates assets to the subadvisers to increase diversification among securities and investment styles, thereby increasing the potential for investment return and, at the same time, reducing risk and volatility.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Stock market risk – the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

Mid-cap risk – mid-cap companies are usually less stable in price and less liquid than are larger, more established companies. Therefore, they generally involve more risk.

Value style risk – value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. In addition, value stocks as a group may be out of favor at times and underperform the overall equity market for long periods while the market concentrates on other types of stocks, such as “growth” stocks.

Sector risk – if the Fund emphasizes one or more economic sectors, it may be more susceptible to the financial, market or economic events affecting the particular issuers and industries in which it invests than funds that do not emphasize particular sectors.

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.

Derivatives risk – derivatives can disproportionately increase losses and reduce opportunities for gains when the security prices, interest rates, currency values, or other such measures underlying derivatives change in unexpected ways. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund.

21

FUND SUMMARY: NVIT MULTI-MANAGER MID CAP VALUE FUND (cont.)

Multi-manager risk – while NFA monitors each subadviser and the overall management of the Fund, each subadviser makes investment decisions independently from NFA and the other subadvisers. It is possible that the security selection process of one subadviser will not complement that of the other subadvisers. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than if the Fund were managed by a single subadviser, which could affect the Fund’s performance.

Portfolio turnover risk – a higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund’s performance and may increase share price volatility.

If the value of the Fund’s investments goes down, you may lose money.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.

Annual Total Returns – Class II Shares
(Year Ended December 31, 2009)

Best Quarter: 17.91% – 3rd qtr. of 2009
Worst Quarter: –10.90% – 1st qtr. of 2009

Average Annual Total Returns
(For Periods Ended December 31, 2009)

		Since Inception
	1 Year	(March 25, 2008)
Class Y shares	30.90%	–3.55%

Class I shares	30.76%	–3.61%

Class II shares	30.47%	–3.85%

Russell Midcap® Value Index (Unlike mutual funds, the Index does not incur expenses)	34.21%	–5.59% (Since March 31, 2008)

Portfolio Management

Investment Adviser

Nationwide Fund Advisors

Subadvisers

American Century Investment Management, Inc. (“American Century”)
RiverSource Investments, LLC (“RiverSource”)
Thompson, Siegel & Walmsley LLC (“TS&W”)

Portfolio Managers

Portfolio Manager	Title	Length of Service
American Century

Phillip N. Davidson, CFA	Senior Vice President, Chief Investment Officer, Value Equity and Senior Portfolio Manager	Since June 1993

Kevin Toney, CFA	Vice President and Portfolio Manager	Since July 1999

Michael Liss, CFA	Vice President and Portfolio Manager	Since June 1998

RiverSource

Steve Schroll	Portfolio Manager	Since December 1998

Laton Spahr, CFA	Portfolio Manager	Since July 2001

Paul Stocking	Portfolio Manager	Since August 1995

TS&W

Brett P. Hawkins, CFA, CPA	Co-Portfolio Manager and Analyst	Since April 2001

John S. Pickler, CFA	Co-Portfolio Manager and Analyst	Since November 2002

Tax Information

The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable life and variable annuity insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.

22

FUND SUMMARY: NVIT MULTI-MANAGER MID CAP VALUE FUND (cont.)

Payments to Broker-Dealers and Other Financial Intermediaries

This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or its affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that may also be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

23

FUND SUMMARY: NVIT MULTI-MANAGER SMALL CAP GROWTH FUND

Objective

The Fund seeks capital growth.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. See the variable insurance contract prospectus.

	Class Y	Class I	Class II	Class III
	Shares	Shares	Shares	Shares
Shareholder Fees (fees paid directly from your investment)	None	None	None	None

Redemption Fees (as a percentage of amount redeemed or exchanged within 60 days purchase)	N/A	N/A	N/A	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.95%	0.95%	0.95%	0.95%

Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%	N/A

Other Expenses[1]	0.31%	0.46%	0.46%	0.46%

Total Annual Fund Operating Expenses	1.26%	1.41%	1.66%	1.41%

Amount of Fee Waiver/Expense Reimbursement[2]	(0.13)%	(0.13)%	(0.13)%	(0.13)%

Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.13%	1.28%	1.53%	1.28%

1	The Board of Trustees of Nationwide Variable Insurance Trust (the “Trust”) has approved a new methodology for the allocation of certain Fund expenses, effective May 1, 2010, including those relating to the provision of administration and transfer agency services, as reflected in a new Joint Fund Administration and Transfer Agency Agreement. Accordingly, “Other Expenses” have been restated to reflect the new expense allocation methodology.
2	The Trust and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract limiting operating expenses to 1.13% (excluding Rule 12b-1 fees, administrative services fees and certain other expenses) for all share classes until May 1, 2011. The expense limitation agreement may be changed or eliminated at any time but only with the consent of the Board of Trustees. The Trust is authorized to reimburse the Adviser for management fees previously waived or reduced and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement.

24

FUND SUMMARY: NVIT MULTI-MANAGER SMALL CAP GROWTH FUND (cont.)

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class Y shares	$115	$387	$679	$1,511

Class I shares	130	433	759	1,680

Class II shares	156	511	890	1,954

Class III shares	130	433	759	1,680

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 115.90% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities issued by small-cap companies. The Fund employs a “growth” style of investing. In other words, the Fund seeks companies whose earnings are expected to grow consistently faster than those of other companies. The Fund may invest without limit in initial public offerings (“IPOs”) of small-cap companies to capitalize on the opportunity for growth. The Fund may invest in stocks of small-cap companies that are located outside the United States, and may engage in active and frequent trading of portfolio securities. The Fund generally considers selling a security when it reaches a target price, fails to perform as expected, or when other opportunities appear more attractive.

The Fund consists of two portions managed by different subadvisers. Nationwide Fund Advisors (“NFA”) is the Fund’s investment adviser and, subject to the approval of the Board of Trustees of the Trust, selects the Fund’s subadvisers and monitors their performance on an ongoing basis. NFA has chosen the Fund’s current subadvisers because they approach investing in small-cap stocks in a different manner from each other. For example, as of the date of this Prospectus, one subadviser looks for companies with high growth potential based on fundamental analysis, while the other subadviser emphasizes new or unseasoned companies in their early stages of development or smaller companies in new or emerging industries offering opportunities for rapid growth. NFA allocates assets to the subadvisers to increase diversification among securities and investment styles, thereby increasing the potential for investment return and, at the same time, reducing risk and volatility.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Stock market risk – the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

Small-cap risk – small-cap companies are usually less stable in price and less liquid than are larger, more established companies. Therefore, they generally involve more risk.

Growth style risk – growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market movements. In addition, growth stocks as a group may be out of favor at times and underperform the overall equity market for long periods while the market concentrates on other types of stocks, such as “value” stocks.

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.

Initial public offering risk – availability of IPOs may be limited and the Fund may not be able to buy any shares at the offering price, or may not be able to buy as many shares at the offering price as it would like, which may adversely impact Fund performance. Further, IPO prices often are subject to greater and more unpredictable price changes than more established stocks.

Multi-manager risk – while NFA monitors each subadviser and the overall management of the Fund, each subadviser makes investment decisions independently from NFA and the other subadvisers. It is possible that the security selection process of one subadviser will not complement that of the other subadvisers. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than if the Fund were managed by a single subadviser, which could affect the Fund’s performance.

Portfolio turnover risk – a higher portfolio turnover rate increases transaction costs and as a result may adversely

25

FUND SUMMARY: NVIT MULTI-MANAGER SMALL CAP GROWTH FUND (cont.)

impact the Fund’s performance and may increase share price volatility.

If the value of the Fund’s investments goes down, you may lose money.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.

Annual Total Returns – Class I Shares
(Years Ended December 31,)

Best Quarter: 22.50% – 4th qtr. of 2001
Worst Quarter: –24.90% – 4th qtr. of 2008

The inception dates for Class II, Class III and Class Y shares are March 7, 2002, July 5, 2002 and March 27, 2008, respectively. Pre-inception historical performance for each of these share classes is based on the previous performance of Class I shares. Performance for Class II shares has been adjusted to reflect that share class’s higher expenses than those of Class I shares. Performance for Class Y shares has not been adjusted to reflect that share class’s lower expenses than those of Class I shares.

Average Annual Total Returns
(For Periods Ended December 31, 2009)

	1 Year	5 Years	10 Years
Class Y shares	27.74%	–3.45%	–4.41%

Class I shares	27.46%	–3.52%	–4.44%

Class II shares	27.19%	–3.75%	–4.67%

Class III shares	27.63%	–3.50%	–4.49%

Russell 2000® Growth Index (reflects no deduction for fees or expenses)	34.47%	0.87%	–1.37%

Portfolio Management

Investment Adviser

Nationwide Fund Advisors

Subadvisers

OppenheimerFunds, Inc. (“Oppenheimer”)
Waddell & Reed Investment Management Company (“WRIMCO”)

Portfolio Managers

Portfolio Manager	Title	Length of Service
Oppenheimer

Ronald J. Zibelli, Jr., CFA	Vice President	Since May 2006

WRIMCO

Mark Seferovich	Senior Vice President	Since February 1989

Kenneth McQuade	Vice President	Since August 1997

Gilbert Scott, CFA	Senior Vice President	Since July 1997

Tax Information

The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable life and variable annuity insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.

Payments to Broker-Dealers and Other Financial Intermediaries

This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or its affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment

26

FUND SUMMARY: NVIT MULTI-MANAGER SMALL CAP GROWTH FUND (cont.)

option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that may also be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

27

FUND SUMMARY: NVIT MULTI-MANAGER SMALL CAP VALUE FUND

Objective

The Fund seeks capital appreciation.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. See the variable insurance contract prospectus.

	Class Y	Class I	Class II	Class III	Class IV
	Shares	Shares	Shares	Shares	Shares
Shareholder Fees (fees paid directly from your investment)	None	None	None	None	None

Redemption Fees (as a percentage of amount redeemed or exchanged within 60 days of purchase)	N/A	N/A	N/A	1.00%	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.89%	0.89%	0.89%	0.89%	0.89%

Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%	N/A	N/A

Other Expenses[1]	0.13%	0.28%	0.28%	0.28%	0.28%

Total Annual Fund Operating Expenses	1.02%	1.17%	1.42%	1.17%	1.17%

1	The Board of Trustees of Nationwide Variable Insurance Trust (the “Trust”) has approved a new methodology for the allocation of certain Fund expenses, effective May 1, 2010, including those relating to the provision of administration and transfer agency services, as reflected in a new Joint Fund Administration and Transfer Agency Agreement. Accordingly, “Other Expenses” have been restated to reflect the new expense allocation methodology.

28

FUND SUMMARY: NVIT MULTI-MANAGER SMALL CAP VALUE FUND (cont.)

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class Y shares	$104	$325	$563	$1,248

Class I shares	119	372	644	1,420

Class II shares	145	449	776	1,702

Class III shares	119	372	644	1,420

Class IV shares	119	372	644	1,420

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 62.55% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities (primarily common stocks) issued by small-cap companies. The Fund uses a value style of investing, which means that it invests in small-cap companies that the Fund’s subadvisers believe have good earnings growth potential, but which the market has undervalued. The Fund also invests in stocks that are not well recognized and stocks of special situation companies and turnarounds (companies that have experienced significant business problems but which a subadviser believes have favorable prospects for recovery). The Fund may invest in real estate securities, including real estate investment trusts (“REITs”), and may invest up to 20% of the value of its total assets in equity securities of foreign companies. The Fund also may invest in initial public offerings (“IPOs”) of small companies to capitalize on the opportunity for growth. The Fund generally considers selling a security when its market capitalization exceeds the small-cap range, it reaches a target price, fails to perform as expected, or when other opportunities appear more attractive. The Fund may engage in active and frequent trading of portfolio securities.

The Fund consists of three portions managed by different subadvisers. Nationwide Fund Advisors (“NFA”) is the Fund’s investment adviser and, subject to the approval of the Board of Trustees of the Trust, selects the Fund’s subadvisers and monitors their performance on an ongoing basis. NFA has chosen the Fund’s current subadvisers because they approach investing in small-cap securities in a different manner from each other. For example, as of the date of this Prospectus, one subadviser selects companies for long-term investment, another subadviser uses quantitative and fundamental analysis to enhance returns and reduce its portion’s volatility, and the third subadviser focuses on companies’ business strategy, management team, financials, transparency, and commitment to shareholder value. NFA allocates assets to the subadvisers to increase diversification among securities and investment styles, thereby increasing the potential for investment return and, at the same time, reducing risk and volatility.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Stock market risk – the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

Small-cap risk – small-cap companies are usually less stable in price and less liquid than are larger, more established companies. Therefore, they generally involve more risk.

Special situation companies risk – these are companies that may be involved in acquisitions, consolidations, mergers, reorganizations or other unusual developments that can affect a company’s market value. If the anticipated benefits of the developments do not ultimately materialize, the value of the special situation company may decline.

Value style risk – value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. In addition, value stocks as a group may be out of favor at times and underperform the overall equity market for long periods while the market concentrates other types of stocks, such as on “growth” stocks.

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.

Initial public offering risk – availability of IPOs may be limited and the Fund may not be able to buy any shares at the offering price, or may not be able to buy as many shares

29

FUND SUMMARY: NVIT MULTI-MANAGER SMALL CAP VALUE FUND (cont.)

at the offering price as it would like, which may adversely impact Fund performance. Further, IPO prices often are subject to greater and more unpredictable price changes than more established stocks.

REIT and real estate risk – involves the risks that are associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, and unexpected vacancies of properties and the relative lack of liquidity associated with investments in real estate. REITs that invest in real estate mortgages are also subject to risk of default or prepayment risk.

Multi-manager risk – while NFA monitors each subadviser and the overall management of the Fund, each subadviser makes investment decisions independently from NFA and the other subadvisers. It is possible that the security selection process of one subadviser will not complement that of the other subadvisers. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than if the Fund were managed by a single subadviser, which could affect the Fund’s performance.

Portfolio turnover risk – a higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund’s performance and may increase share price volatility.

If the value of the Fund’s investments goes down, you may lose money.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.

Annual Total Returns – Class I Shares
(Years Ended December 31,)

Best Quarter: 28.84% – 4th qtr. of 2001
Worst Quarter: –24.93% – 4th qtr. of 2008

The inception dates for Class II, Class III, Class IV and Class Y shares are May 6, 2002, May 3, 2002, April 28, 2003 and March 27, 2008, respectively. Pre-inception historical performance for each of these share classes is based on the previous performance of Class I shares. Performance for Class II shares has been adjusted to reflect that share class’s higher expenses than those of Class I shares. Performance for Class Y shares has not been adjusted to reflect that share class’s lower expenses than those of Class I shares.

Average Annual Total Returns
(For Periods Ended December 31, 2009)

	1 Year	5 Years	10 Years
Class Y shares	26.60%	−0.68%	6.33%

Class I shares	26.22%	−0.73%	6.30%

Class II shares	25.86%	−0.99%	6.05%

Class III shares	26.33%	−0.73%	6.32%

Class IV shares	26.41%	−0.72%	6.31%

Russell 2000® Value Index (reflects no deduction for fees or expenses)	20.58%	−0.01%	8.27%

Portfolio Management

Investment Adviser

Nationwide Fund Advisors

Subadvisers

Epoch Investment Partners, Inc. (“Epoch”)
JPMorgan Investment Management Inc. (“JPMorgan”)
Aberdeen Asset Management Inc. (“Aberdeen”)

30

FUND SUMMARY: NVIT MULTI-MANAGER SMALL CAP VALUE FUND (cont.)

Portfolio Managers

Portfolio Manager	Title	Length of Service
Epoch

William W. Priest	Chief Executive Officer, Co-Chief Investment Officer and the cofounder of Epoch	Since April 2004

David N. Pearl	Executive Vice President, Co-Chief Investment Officer and Lead Portfolio Manager	Since April 2004

Michael A. Welhoelter, CFA	Managing Director and Portfolio Manager	Since June 2005

JPMorgan

Christopher T. Blum, CFA	Managing Director and Chief Investment Officer of the U.S. Behavioral Finance Group	Since July 2001

Dennis S. Ruhl, CFA	Managing Director	Since December 2001

Aberdeen

Jason Kotik, CFA	Senior Investment Manager	Since October 2007

Michael Manzo, CFA	Investment Manager	Since October 2007

Tax Information

The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable life and variable annuity insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.

Payments to Broker-Dealers and Other Financial Intermediaries

This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or its affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that may also be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

31

FUND SUMMARY: NVIT MULTI-MANAGER SMALL COMPANY FUND

Objective

The Fund seeks long-term growth of capital.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. See the variable insurance contract prospectus.

	Class Y	Class I	Class II	Class III	Class IV
	Shares	Shares	Shares	Shares	Shares
Shareholder Fees (fees paid directly from your investment)	None	None	None	None	None

Redemption Fees (as a percentage of amount redeemed or exchanged within 60 days of purchase)	N/A	N/A	N/A	1.00%	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.93%	0.93%	0.93%	0.93%	0.93%

Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%	N/A	N/A

Other Expenses[1]	0.12%	0.27%	0.27%	0.27%	0.27%

Total Annual Fund Operating Expenses	1.05%	1.20%	1.45%	1.20%	1.20%

1	The Board of Trustees of Nationwide Variable Insurance Trust (the “Trust”) has approved a new methodology for the allocation of certain Fund expenses, effective May 1, 2010, including those relating to the provision of administration and transfer agency services, as reflected in a new Joint Fund Administration and Transfer Agency Agreement. Accordingly, “Other Expenses” have been restated to reflect the new expense allocation methodology.

32

FUND SUMMARY: NVIT MULTI-MANAGER SMALL COMPANY FUND (cont.)

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class Y shares	$107	$334	$579	$1,283

Class I shares	122	381	660	1,455

Class II shares	148	459	792	1,735

Class III shares	122	381	660	1,455

Class IV shares	122	381	660	1,455

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 77.10% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of small-cap companies. The Fund may invest up to 25% of its total assets in securities of foreign companies, including those in emerging market countries. Emerging market countries are developing and low or middle income countries, and may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa. The Fund may invest without limit in initial public offerings (“IPOs”) of small-cap companies to capitalize on the opportunity for growth. The Fund generally considers selling a security when it no longer satisfies investment criteria, no longer offers significant growth potential, reaches a target price, changes valuation, deteriorates in business quality, fails to perform as expected, or when other opportunities appear more attractive. The Fund may engage in active and frequent trading of portfolio securities.

The Fund consists of six portions managed by different subadvisers. Nationwide Fund Advisors (“NFA”) is the Fund’s investment adviser and, subject to the approval of the Board of Trustees of the Trust, selects the Fund’s subadvisers and monitors their performance on an ongoing basis. NFA has chosen the Fund’s current subadvisers because they approach investing in small-cap stocks in a different manner from each other. For example, certain subadvisers favor a “value” style of investing, which means buying equity securities that the subadviser believes to be trading at prices that do not reflect a company’s value. Companies issuing such securities may be currently out of favor, undervalued due to market declines, or experiencing poor operating conditions that the subadviser believes to be temporary. Other subadvisers favor a “growth” style of investing, which means seeking companies whose earnings are expected to grow consistently faster than those of other companies. NFA allocates assets to the subadvisers to increase diversification among securities and investment styles, thereby increasing the potential for investment return and, at the same time, reducing risk and volatility.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Stock market risk – the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

Small-cap risk – small-cap companies are usually less stable in price and less liquid than are larger, more established companies. Therefore, they generally involve more risk.

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.

Emerging markets risk – a magnification of the risks that apply to all foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets.

Initial public offering risk – availability of IPOs may be limited and the Fund may not be able to buy any shares at the offering price, or may not be able to buy as many shares at the offering price as it would like, which may adversely impact Fund performance. Further, IPO prices often are subject to greater and more unpredictable price changes than more established stocks.

Growth style risk – growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market movements. In addition, growth stocks as a group may be out of favor at times and underperform the overall equity market for long periods while the market concentrates on other types of stocks, such as “value” stocks.

33

FUND SUMMARY: NVIT MULTI-MANAGER SMALL COMPANY FUND (cont.)

Value style risk – value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. In addition, value stocks as a group may be out of favor at times and underperform the overall equity market for long periods while the market concentrates on other types of stocks, such as “growth” stocks.

Multi-manager risk – while NFA monitors each subadviser and the overall management of the Fund, each subadviser makes investment decisions independently from NFA and the other subadvisers. It is possible that the security selection process of one subadviser will not complement that of the other subadvisers. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than if the Fund were managed by a single subadviser, which could affect the Fund’s performance.

Portfolio turnover risk – a higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund’s performance and may increase share price volatility.

If the value of the Fund’s investments goes down, you may lose money.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.

Annual Total Returns – Class I Shares
(Years Ended December 31,)

Best Quarter: 22.81% – 2nd qtr. of 2009
Worst Quarter: –24.18% – 4th qtr. of 2008

The inception dates for Class II, Class III, Class IV and Class Y shares are March 5, 2002, July 1, 2002, April 28, 2003 and March 27, 2008, respectively. Pre-inception historical performance for each of these share classes is based on the previous performance of Class I shares. Performance for Class II shares has been adjusted to reflect that share class’s higher expenses than those of Class I shares. Performance for Class Y shares has not been adjusted to reflect that share class’s lower expenses than those of Class I shares.

Average Annual Total Returns
(For Periods Ended December 31, 2009)

	1 Year	5 Years	10 Years
Class Y shares	34.80%	1.41%	4.22%

Class I shares	34.70%	1.36%	4.20%

Class II shares	34.43%	1.11%	3.95%

Class III shares	34.73%	1.38%	4.21%

Class IV shares	34.61%	1.36%	4.19%

Russell 2000® Index (reflects no deduction for fees or expenses)	27.17%	0.51%	3.51%

Portfolio Management

Investment Adviser

Nationwide Fund Advisors

Subadvisers
Putnam Investment Management, LLC (“Putnam”)
Gartmore Global Partners (“GGP”)
Morgan Stanley Investment Management Inc. (“MSIM”)
Neuberger Berman Management LLC (“Neuberger Berman”)
Waddell & Reed Investment Management Company (“WRIMCO”)
Aberdeen Asset Management Inc. (“Aberdeen”)

34

FUND SUMMARY: NVIT MULTI-MANAGER SMALL COMPANY FUND (cont.)

Portfolio Managers

Portfolio Manager	Title	Length of Service
Putnam

Eric N. Harthun	Managing Director	Since March 2000

GGP

Michael J. Gleason	Head of Quantitative Strategies	Since July 2001

Alexandre Voitenok	Senior Portfolio Manager	Since August 2004

MSIM

Dennis Lynch	Managing Director	Since May 1998

David Cohen	Managing Director	Since May 1993

Sam Chainani	Managing Director	Since July 1996

Alexander Norton	Executive Director	Since July 2000

Jason Yeung	Executive Director	Since July 2002

Armistead Nash	Executive Director	Since June 2002

Neuberger Berman

Judith M. Vale	Vice President	Since 1992

Robert D’Alelio	Vice President	Since 1996

WRIMCO

Mark Seferovich	Senior Vice President	Since February 1989

Kenneth McQuade	Vice President	Since August 1997

Gilbert Scott, CFA	Senior Vice President	Since July 1997

Aberdeen

Jason Kotik, CFA	Investment Manager	Since October 2007 (w/NFA November 2000)

Michael Manzo, CFA	Investment Manager	Since October 2007 (w/NFA September 2005)

Tax Information

The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable life and variable annuity insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.

Payments to Broker-Dealers and Other Financial Intermediaries

This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or its affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that may also be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

35

HOW THE FUNDS INVEST: NVIT MULTI-MANAGER INTERNATIONAL GROWTH FUND

Objective

The NVIT Multi-Manager International Growth Fund seeks long-term capital growth. This objective can be changed without shareholder approval upon 60-days written notice to shareholders.

Principal Investment Strategies

Under normal conditions, the Fund invests at least 80% of its net assets in equity securities issued by companies that are located in, or that derive at least 50% of their earnings or revenues from, countries around the world other than the United States. Some of these countries may be considered to be emerging market countries. The Fund employs a growth style of investing, meaning that the Fund seeks companies whose earnings are expected to grow consistently faster than those of other companies.

The Fund may invest in equity securities of companies of any market capitalization, including small- and mid-cap companies. The Fund also may use derivatives, such as futures and options, either as a substitute for taking a position in an underlying asset, to increase returns, or as part of a hedging strategy. The Fund generally considers selling a security when it reaches a target price, fails to perform as expected, or when other opportunities appear more attractive.

The Fund consists of two portions managed by different subadvisers. NFA has selected Invesco Advisers, Inc. and American Century Global Investment Management, Inc. as subadvisers to each manage the assets of a portion of the Fund. The subadvisers have been chosen because they approach investing in international growth securities in a different manner from each other. NFA allocates assets to subadvisers to increase diversification among securities and investment styles, thereby increasing the potential for investment return and, at the same time, reducing risk and volatility.

Pursuant to a Manager-of-Managers Exemptive Order that the Trust received from the Securities and Exchange Commission (“SEC”), NFA may allocate and reallocate Fund assets to or among unaffiliated subadvisers at any time, subject to the approval of the Board of Trustees of the Trust. In addition, certain subadvisers may have limits as to the amount of assets that the subadviser will manage.

The two portions are each managed as follows:

INVESCO ADVISERS, INC. (“INVESCO”) – focuses its investments in marketable equity securities of foreign companies that are listed on a recognized foreign or U.S. securities exchange or traded in a foreign or U.S. over-the-counter market. Invesco will normally invest in the securities of companies located in at least three countries outside of the United States, emphasizing investment in companies in the developed countries of Western Europe and the Pacific Basin. At the present time, Invesco intends to invest no more than 20% of its allocated portion’s assets in companies located in emerging market countries. Invesco employs a disciplined investment strategy that emphasizes fundamental research, supported by quantitative analysis in selecting stocks and constructing a portfolio. The strategy primarily focuses on identifying quality companies that have experienced, or exhibit the potential for, accelerating or above average earnings growth but whose price do not fully reflect these attributes. Invesco selects securities based on a bottom-up approach which focuses on the strengths of individual companies, rather than sector or country trends. Invesco may consider selling a security for several reasons, including if (1) its fundamentals deteriorate or it posts disappointing earnings, (2) its stock price appears to be overvalued, or (3) a more attractive opportunity is identified.

AMERICAN CENTURY GLOBAL INVESTMENT MANAGEMENT, INC. (“AMERICAN CENTURY GLOBAL”) – American Century Global focuses on companies in foreign developed and emerging market countries that are small- to mid-cap at the time of purchase. The portfolio managers look for stocks of companies they believe will increase in value over time. In implementing this strategy, they make investment decisions primarily on their analysis of individual companies, rather than on broad economic forecasts. Portfolio management is based on the belief that, over the long term, stock price movements follow growth in earnings, revenues and/or cash flow. The portfolio managers use a variety of analytical research tools and techniques to identify the stocks of companies that meet their investment criteria. Under normal market conditions, the portion subadvised by American Century Global will primarily consist of securities of companies whose earnings or revenues are not only growing, but growing at an accelerating pace.

Principal Risks

The Fund is subject to the same risks that apply to all mutual funds that invest in equity securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. Further, the Fund’s portfolio managers may select securities that underperform the stock market, the Fund’s benchmark or other mutual funds with similar investment objectives and strategies.

In addition, the Fund is subject to STOCK MARKET RISK, FOREIGN SECURITIES RISK, EMERGING MARKETS RISK, SMALL-CAP RISK, MID-CAP RISK, DERIVATIVES RISK, GROWTH STYLE RISK, and MULTI-MANAGER RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 55.

The Fund cannot guarantee that it will achieve its investment objective. If the value of the Fund’s investments goes down, you may lose money.

Temporary investments – the Fund generally will be fully invested in accordance with its objective and strategies. However, pending investment of cash balances, or if the

36

HOW THE FUNDS INVEST: NVIT MULTI-MANAGER INTERNATIONAL GROWTH FUND (cont.)

Fund’s management believes that business, economic, political or financial conditions warrant, the Fund may invest without limit in cash or money market cash equivalents. The use of temporary investments therefore is not a principal investment strategy, as it prevents the Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.

Key Terms:

Equity securities – represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Emerging market countries – developing and low or middle income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Growth style – investing in equity securities of companies that a Fund’s subadviser believes have above-average rates of earnings growth and which therefore may experience above-average increases in stock price.

Market capitalization – a common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Small-cap companies – companies with market capitalizations similar to those of companies included in the Russell 2000 Index, ranging from $20.0 million to $5.6 billion as of December 31, 2009.

Mid-cap companies – companies with market capitalizations similar to those of companies included in the Russell MidCap Index, ranging from $261.0 million to $15.4 billion as of December 31, 2009.

Derivative – a contract or investment the value of which is based on the performance of an underlying financial asset, index or economic measure.

Quantitative analysis – mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a Fund.

37

HOW THE FUNDS INVEST: NVIT MULTI-MANAGER INTERNATIONAL VALUE FUND

Objective

The NVIT Multi-Manager International Value Fund seeks long-term capital appreciation. This objective can be changed without shareholder approval upon 60-days written notice to shareholders.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies located, headquartered, or whose securities regularly trade on markets outside the United States, including those in emerging market countries. These companies may also include those organized in the United States, but whose principal activities and interests are outside the United States. The Fund may invest in the securities of companies of any market capitalization, including small- and mid-cap companies, and typically invests in those located or traded in at least six different countries, foreign markets or regions other than the United States. Nonetheless, the Fund may invest up to 35% of its net assets in the securities of issuers located or traded in any one of Australia, Canada, France, Japan, Germany or the United Kingdom. Each of the Fund’s subadvisers uses a value style of investing, which involves buying securities whose market prices appear to be undervalued relative to their earnings, book value, cash flow and other measures of value. The Fund also may use derivatives, such as futures and options, either as a substitute for taking a position in an underlying asset, to increase returns or as part of a hedging strategy, and may invest in currency futures and currency forwards in order to increase returns or hedge against international currency exposure. The Fund generally considers selling a security when it reaches a target price, fails to perform as expected, or when other opportunities appear more attractive.

The Fund consists of two portions managed by different subadvisers. NFA has selected AllianceBernstein L.P. and JPMorgan Investment Management Inc. as subadvisers to each manage the assets of a portion of the Fund. The subadvisers have been chosen because they approach investing in international securities in a different manner from each other. NFA allocates assets to subadvisers to increase diversification among securities and investment styles, thereby increasing the potential for investment return and, at the same time, reducing risk and volatility. The Fund may engage in active and frequent trading of portfolio securities.

Pursuant to a Manager-of-Managers Exemptive Order that the Trust received from the Securities and Exchange Commission (“SEC”), NFA may allocate and reallocate Fund assets to or among unaffiliated subadvisers at any time, subject to the approval of the Board of Trustees of the Trust. In addition, certain subadvisers may have limits as to the amount of assets that the subadviser will manage.

The two portions are each managed as follows:

ALLIANCEBERNSTEIN L.P. (“ALLIANCEBERNSTEIN”) – uses fundamental and quantitative techniques to identify companies whose long-term earnings power AllianceBernstein believes is not reflected in the securities’ current market prices. AllianceBernstein screens the universe of eligible securities to determine which companies may be undervalued in the stock market, using earnings estimates and financial models to forecast each company’s long-term prospects and expected returns. Emphasis generally is placed on projected long-term performance rather than on near-term economic events. Once AllianceBernstein has identified a range of value stocks eligible for investment by the Fund, it ranks the issuer of each such stock in order of the highest to lowest risk-adjusted expected return. In determining whether to include or how much of a stock to include in the portion it manages, AllianceBernstein considers the construction of its overall portion of the Fund. AllianceBernstein builds valuation and risk models designed to ensure that its portion maintains an effective balance of risk and return. By evaluating overall regional, country and currency exposures, sector concentration, degree of undervaluation and other subtle similarities among investments, AllianceBernstein selects those securities that also tend to diversify the Fund’s risk. Because of the dramatic impact that international currency fluctuations can have on equity returns, AllianceBernstein evaluates currency and equity positions separately, and uses currency futures and currency forwards in order to increase returns or hedge against international currency exposure.

JPMORGAN INVESTMENT MANAGEMENT INC. (“JPMORGAN”) – seeks to add value to the Fund by capitalizing on incorrect market valuations arising across the world’s equity markets. JPMorgan invests in securities it believes to be undervalued, based on a bottom-up, research driven selection process. This process is premised on the philosophy that:

•	fundamental research can determine a stock’s “fair value”;
•	market prices should reach these fair values over time;
•	fundamental research can identify undervalued securities by determining a company’s internal rate of return and by comparing it with that of its sector peers and
•	investment decisions based on these comparisons may generate superior long-term returns.

Principal Risks

The Fund is subject to the same risks that apply to all mutual funds that invest in equity securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. Further, the Fund’s portfolio managers may select securities that underperform the stock market, the Fund’s benchmark or other mutual funds with similar investment objectives and strategies.

38

HOW THE FUNDS INVEST: NVIT MULTI-MANAGER INTERNATIONAL VALUE FUND (cont.)

In addition, the Fund is subject to STOCK MARKET RISK, FOREIGN SECURITIES RISK, EMERGING MARKETS RISK, SMALL-CAP RISK, MID-CAP RISK, VALUE STYLE RISK, COUNTRY RISK, DERIVATIVES RISK, MULTI-MANAGER RISK, and PORTFOLIO TURNOVER RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 55.

The Fund cannot guarantee that it will achieve its investment objective. If the value of the Fund’s investments goes down, you may lose money.

Temporary investments – the Fund generally will be fully invested in accordance with its objective and strategies. However, pending investment of cash balances, or if the Fund’s management believes that business, economic, political or financial conditions warrant, the Fund may invest without limit in cash or money market cash equivalents. The use of temporary investments therefore is not a principal investment strategy, as it prevents the Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.

Key Terms:

Equity securities – represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Emerging market countries – developing and low or middle income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Small-cap companies – companies with market capitalizations similar to those of companies included in the Russell 2000 Index, ranging from $20.0 million to $5.6 billion as of December 31, 2009.

Mid-cap companies – companies with market capitalizations similar to those of companies included in the Russell MidCap Index, ranging from $261.0 million to $15.4 billion as of December 31, 2009.

Value style – investing in equity securities that a Fund’s subadviser believes are undervalued, i.e., their stock prices are less than the subadviser believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow. Companies issuing such securities may be currently out of favor, undervalued due to market declines, or experiencing poor operating conditions that a Fund’s subadviser believes to be temporary.

Derivative – a contract or investment the value of which is based on the performance of an underlying financial asset, index or economic measure.

Quantitative techniques – mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a Fund.

39

HOW THE FUNDS INVEST: NVIT MULTI-MANAGER LARGE CAP GROWTH FUND

Objective

The NVIT Multi-Manager Large Cap Growth Fund seeks long-term capital growth. This objective can be changed without shareholder approval upon 60-days written notice to shareholders.

Principal Investment Strategies

Under normal conditions, the Fund invests at least 80% of its net assets in equity securities issued by large-cap companies, utilizing a growth style of investing. In other words, the Fund seeks companies whose earnings are expected to grow consistently faster than those of other companies. Equity securities in which the Fund invests are primarily common stock. The Fund may also invest in equity securities of large-cap companies that are located outside the United States. The Fund generally considers selling a security when it reaches a target price, fails to perform as expected, or when other opportunities appear more attractive.

The Fund consists of three portions managed by different subadvisers. NFA has selected Neuberger Berman Management Inc., Goldman Sachs Asset Management, L.P. and Wells Capital Management, Inc. as subadvisers to each manage the assets of a portion of the Fund. The subadvisers have been chosen because they approach investing in large-cap securities in a different manner from each other. NFA allocates assets to subadvisers to increase diversification among securities and investment styles, thereby increasing the potential for investment return and, at the same time, reducing risk and volatility.

Pursuant to a Manager-of-Managers Exemptive Order that the Trust received from the Securities and Exchange Commission (“SEC”), NFA may allocate and reallocate Fund assets to or among unaffiliated subadvisers at any time, subject to the approval of the Board of Trustees of the Trust. In addition, certain subadvisers may have limits as to the amount of assets that the subadviser will manage.

The three portions are each managed as follows:

NEUBERGER BERMAN MANAGEMENT LLC (“NEUBERGER BERMAN”) – uses a disciplined investment strategy when selecting growth stocks. Neuberger Berman seeks to buy companies with strong historical and prospective earnings growth. In determining whether a company has favorable growth characteristics, Neuberger Berman analyzes such factors as:

•	revenue and earnings growth;
•	return on equity;
•	debt to equity ratio and
•	market share and competitive leadership of the company’s products.

Neuberger Berman follows a disciplined selling strategy and may sell a stock when it fails to perform as expected, or when other opportunities appear more attractive.

GOLDMAN SACHS ASSET MANAGEMENT, L.P. (“GSAM”) – selects securities for the Fund through quantitative techniques based on six investment themes derived from fundamental research—Valuation, Profitability, Quality, Management, Momentum and Sentiment. GSAM attempts to construct a portfolio that will outperform the Fund’s benchmark by overweighting stocks with attractive fundamental characteristics relative to the benchmark, and underweighting stocks with unattractive fundamental characteristics. At the same time, GSAM seeks to maintain other portfolio risk factors such as size and sector weights as close as possible to the benchmark. GSAM uses a proprietary risk model in constructing a portfolio to help manage the expected deviation of the portfolio’s returns from those of the Fund’s benchmark. Finally, GSAM factors expected transaction costs into portfolio construction, and selects the trading strategy it believes will minimize total implementation costs to the Fund.

WELLS CAPITAL MANAGEMENT, INC. (“WELLSCAP”) – seeks to identify companies that have the prospect for improving sales and earnings growth rates, enjoy a competitive advantage (such as dominant market share) and have effective management with a history of making investments that are in the best interests of the company’s shareholders. WellsCap employs a rigorous “bottom-up” research process to identify solid investments across large-cap companies in a wide variety of industries. In addition to analyzing income statement metrics like revenue and earnings growth, the portfolio managers evaluate company balance sheets to glean insights on future growth prospects and to establish price targets for each portfolio holding. WellsCap closely monitors its portion of the overall fund with a proprietary portfolio construction structure designed to reduce risk while enhancing return.

The Fund may engage in active and frequent trading of portfolio securities.

Principal Risks

The Fund is subject to the same risks that apply to all mutual funds that invest in equity securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. Further, the Fund’s portfolio managers may select securities that underperform the stock market, the Fund’s benchmark or other mutual funds with similar investment objectives and strategies.

In addition, the Fund is subject to STOCK MARKET RISK, GROWTH STYLE RISK, FOREIGN SECURITIES RISK, MULTI-MANAGER RISK and PORTFOLIO TURNOVER RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 55.

The Fund cannot guarantee that it will achieve its investment objective. If the value of the Fund’s investments goes down, you may lose money.

40

HOW THE FUNDS INVEST: NVIT MULTI-MANAGER LARGE CAP GROWTH FUND (cont.)

Temporary investments – the Fund generally will be fully invested in accordance with its objective and strategies. However, pending investment of cash balances, or if the Fund’s management believes that business, economic, political or financial conditions warrant, the Fund may invest without limit in cash or money market cash equivalents. The use of temporary investments therefore is not a principal investment strategy, as it prevents the Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.

Key Terms:

Equity securities – represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Large-cap companies – companies with market capitalizations similar to those of companies included in the Russell 1000 Growth Index, ranging from $261.0 million to $332.7 billion as of December 31, 2009.

Growth style – investing in equity securities of companies that a Fund’s subadviser believes have above-average rates of earnings growth and which therefore may experience above-average increases in stock price.

Quantitative techniques – mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a Fund.

41

HOW THE FUNDS INVEST: NVIT MULTI-MANAGER LARGE CAP VALUE FUND

Objective

The NVIT Multi-Manager Large Cap Value Fund seeks long-term capital growth. This objective can be changed without shareholder approval upon 60-days written notice to shareholders.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities issued by large-cap companies, utilizing a value style of investing. In other words, the Fund seeks companies whose stock price may not reflect the company’s intrinsic value. Equity securities in which the Fund invests are primarily common stock. The Fund may also invest in equity securities of large-cap companies that are located outside the United States, and in derivatives, such as futures and options, either as a substitute for taking a position in an underlying asset, to increase returns or as part of a hedging strategy. The Fund generally considers selling a security when it reaches a target price, fails to perform as expected, or when other opportunities appear more attractive.

The Fund consists of three portions managed by different subadvisers. NFA has selected Goldman Sachs Asset Management, L.P., Wellington Management Company, LLP and Deutsche Asset Management as subadvisers to each manage the assets of a portion of the Fund. The subadvisers have been chosen because they approach investing in large-cap securities in a different manner from each other. NFA allocates assets to subadvisers to increase diversification among securities and investment styles, thereby increasing the potential for investment return and, at the same time, reducing risk and volatility.

Pursuant to a Manager-of-Managers Exemptive Order that the Trust received from the Securities and Exchange Commission (“SEC”), NFA may allocate and reallocate Fund assets to or among unaffiliated subadvisers at any time, subject to the approval of the Board of Trustees of the Trust. In addition, certain subadvisers may have limits as to the amount of assets that the subadviser will manage.

The three portions are each managed as follows:

GOLDMAN SACHS ASSET MANAGEMENT, L.P. (“GSAM”) – seeks to identify quality businesses selling at compelling valuations through intensive, firsthand fundamental research. Business quality, conservative valuation, and thoughtful portfolio construction are the key elements to GSAM’s value approach. GSAM believes that businesses represent compelling value when market uncertainty exists and/or their economic value is not recognized by the market. GSAM believes that quality businesses are those exhibiting sustainable operating or competitive advantages, excellent stewardship of capital, the capability to earn above their cost of capital, and/or strong or improving balance sheets and cash flow.

WELLINGTON MANAGEMENT COMPANY, LLP (“WELLINGTON MANAGEMENT”) – seeks to outperform the Fund’s benchmark index over time. Wellington Management uses a contrarian approach, investing in solid companies whose current fundamentals and stock prices are depressed relative to their longer-term expectations. Investment decisions are based on bottom-up, fundamental research and seek to take advantage of short- and intermediate-term price dislocations by purchasing good companies with attractive long-term growth prospects at significant discounts to long-term fair value.

DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC. (“DEUTSCHE”) – uses quantitative techniques to select stocks of companies that have been sound historically but which are temporarily out of favor. Deutsche then compares these stocks to other companies within the same industry group, based on current and historical data, including, but not limited to, measures of how expensive a stock is, earnings growth potential and market sentiment. Deutsche believes that this enables its portfolio managers to assign expected levels of return to those stocks. Next, the portfolio managers use a quantitative model to build a portfolio of stocks from these rankings that they believe provides the appropriate balance between risk and expected return.

Principal Risks

The Fund is subject to the same risks that apply to all mutual funds that invest in equity securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. Further, the Fund’s portfolio managers may select securities that underperform the stock market, the Fund’s benchmark or other mutual funds with similar investment objectives and strategies.

In addition, the Fund is subject to STOCK MARKET RISK, VALUE STYLE RISK, CONTRARIAN INVESTING RISK, DERIVATIVES RISK, FOREIGN SECURITIES RISK and MULTI-MANAGER RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 55.

The Fund cannot guarantee that it will achieve its investment objective. If the value of the Fund’s investments goes down, you may lose money.

Temporary investments – the Fund generally will be fully invested in accordance with its objective and strategies. However, pending investment of cash balances, or if the Fund’s management believes that business, economic, political or financial conditions warrant, the Fund may invest without limit in cash or money market cash equivalents. The use of temporary investments therefore is not a principal investment strategy, as it prevents the Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.

42

HOW THE FUNDS INVEST: NVIT MULTI-MANAGER LARGE CAP VALUE FUND (cont.)

Key Terms:

Equity securities – represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Large-cap companies – companies with market capitalizations similar to those of companies included in the Russell 1000® Value Index, ranging from $261.0 million to $332.7 billion as of December 31, 2009.

Value style – investing in equity securities that a Fund’s subadviser believes are undervalued, i.e., their stock prices are less than the subadviser believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow. Companies issuing such securities may be currently out of favor, undervalued due to market declines, or experiencing poor operating conditions that a Fund’s subadviser believes to be temporary.

Derivative – a contract or investment the value of which is based on the performance of an underlying financial asset, index or economic measure.

Contrarian – an investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t. A contrarian investment strategy generally focuses on out-of-favor securities whose price-to-earnings ratios are lower than the rest of the market or industry.

Quantitative techniques – mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a Fund.

43

HOW THE FUNDS INVEST: NVIT MULTI-MANAGER MID CAP GROWTH FUND

Objective

The NVIT Multi-Manager Mid Cap Growth Fund seeks long-term capital growth. This objective can be changed without shareholder approval upon 60-days written notice to shareholders.

Principal Investment Strategies

Under normal conditions, the Fund invests at least 80% of its net assets in equity securities issued by mid-cap companies, utilizing a growth style of investing. In other words, the Fund seeks companies whose earnings are expected to grow consistently faster than those of other companies. Equity securities in which the Fund invests are primarily common stock. The Fund may also invest in equity securities of mid-cap companies that are located outside the United States, and in derivatives, such as futures and options, either as a substitute for taking a position in an underlying asset, to increase returns or as part of a hedging strategy.

The Fund consists of two portions managed by different subadvisers. NFA has selected Neuberger Berman Management LLC and American Century Investment Management, Inc. as subadvisers to each manage the assets of a portion of the Fund. The subadvisers have been chosen because they approach investing in mid-cap securities in a different manner from each other. NFA allocates assets to subadvisers to increase diversification among securities and investment styles, thereby increasing the potential for investment return and, at the same time, reducing risk and volatility.

Pursuant to a Manager-of-Managers Exemptive Order that the Trust received from the Securities and Exchange Commission (“SEC”), NFA may allocate and reallocate Fund assets to or among unaffiliated subadvisers at any time, subject to the approval of the Board of Trustees of the Trust. In addition, certain subadvisers may have limits as to the amount of assets that the subadviser will manage.

The two portions are each managed as follows:

NEUBERGER BERMAN MANAGEMENT LLC (“NEUBERGER BERMAN”) – uses a disciplined investment strategy when selecting growth stocks. Using fundamental research and quantitative analysis, Neuberger Berman seeks fast-growing companies with above average sales and competitive returns on equity relative to their peers. In doing so, Neuberger Berman analyzes such factors as:

•	financial condition (such as debt to equity ratio);
•	market share and competitive leadership of the company’s products;

•	earnings growth relative to competitors and

•	market valuation in comparison to a stock’s own historical norms and the stocks of other mid-cap companies.

Neuberger Berman follows a disciplined selling strategy and may sell a stock when it fails to perform as expected, or when other opportunities appear more attractive.

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.  (“AMERICAN CENTURY”) – using a proprietary investment strategy, American Century makes its investment decisions primarily on analysis of individual companies, rather than on broad economic forecasts, based on the belief that, over the long term, stock price movements follow growth in earnings and revenues. American Century tracks financial information for thousands of individual companies to identify and evaluate trends in earnings, revenues and other business fundamentals. The portfolio managers’ principal analytical technique involves identifying companies with earnings and revenues that are not only growing, but which are growing at an accelerating pace. This includes companies whose growth rates are negative, although less negative than in earlier periods, and companies whose growth rates are expected to accelerate. In addition to accelerating growth, American Century also considers companies demonstrating price strength relative to their peers. American Century generally does not attempt to time the market. Instead, it intends to keep the portion it manages fully invested in stocks regardless of general stock price movement. These techniques help the portfolio managers buy or hold the stocks of companies they believe have favorable growth prospects and sell the stocks of companies whose characteristics no longer meet their criteria.

The Fund may engage in active and frequent trading of portfolio securities.

Principal Risks

The Fund is subject to the same risks that apply to all mutual funds that invest in equity securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. Further, the Fund’s portfolio managers may select securities that underperform the stock market, the Fund’s benchmark or other mutual funds with similar investment objectives and strategies.

In addition, the Fund is subject to STOCK MARKET RISK, MID-CAP RISK, GROWTH STYLE RISK, FOREIGN SECURITIES RISK, DERIVATIVES RISK, MULTI-MANAGER RISK and PORTFOLIO TURNOVER RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 55.

The Fund cannot guarantee that it will achieve its investment objective. If the value of the Fund’s investments goes down, you may lose money.

Temporary investments – the Fund generally will be fully invested in accordance with its objective and strategies. However, pending investment of cash balances, or if the Fund’s management believes that business, economic, political or financial conditions warrant, the Fund may invest

44

HOW THE FUNDS INVEST: NVIT MULTI-MANAGER MID CAP GROWTH FUND (cont.)

without limit in cash or money market cash equivalents. The use of temporary investments therefore is not a principal investment strategy, as it prevents the Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.

Key Terms:

Equity securities – represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Mid-cap companies – companies with market capitalizations similar to those of companies included in the Russell MidCap Index, ranging from $261.0 million to $15.4 billion as of December 31, 2009.

Growth style – investing in equity securities of companies that a Fund’s subadviser believes have above-average rates of earnings growth and which therefore may experience above-average increases in stock price.

Derivative – a contract or investment the value of which is based on the performance of an underlying financial asset, index or economic measure.

Quantitative analysis – mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a Fund.

45

HOW THE FUNDS INVEST: NVIT MULTI-MANAGER MID CAP VALUE FUND

Objective

The NVIT Multi-Manager Mid Cap Value Fund seeks long-term capital appreciation. This objective can be changed without shareholder approval upon 60-days written notice to shareholders.

Principal Investment Strategies

Under normal conditions, the Fund invests at least 80% of its net assets in equity securities issued by mid-cap companies, utilizing a value style of investing. In other words, the Fund seeks companies whose stock price may not reflect the company’s intrinsic value. Equity securities in which the Fund invests are primarily common stock. The Fund may also invest in equity securities of mid-cap companies that are located outside the United States, and in derivatives, such as futures and options, either as a substitute for taking a position in an underlying asset, to increase returns or as part of a hedging strategy. The Fund may engage in active and frequent trading of portfolio securities.

The Fund consists of three portions managed by different subadvisers. NFA has selected American Century Investment Management, Inc., RiverSource Investments, LLC and Thompson, Siegel & Walmsley LLC as subadvisers to each manage the assets of a portion of the Fund. The subadvisers have been chosen because they approach investing in mid-cap securities in a different manner from each other. NFA allocates assets to subadvisers to increase diversification among securities and investment styles, thereby increasing the potential for investment return and, at the same time, reducing risk and volatility.

Pursuant to a Manager-of-Managers Exemptive Order that the Trust received from the Securities and Exchange Commission (“SEC”), NFA may allocate and reallocate Fund assets to or among unaffiliated subadvisers at any time, subject to the approval of the Board of Trustees of the Trust. In addition, certain subadvisers may have limits as to the amount of assets that the subadviser will manage.

The three portions are each managed as follows:

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.  (“AMERICAN CENTURY”) – American Century attempts to purchase the stocks of companies that are temporarily out of favor and hold each stock until it has returned to favor in the market and the price has increased to, or is higher than, a level the portfolio managers believe more accurately reflects the fair value of the company. To identify these companies, American Century looks for companies with earnings, cash flows, and/or assets that may not accurately reflect the companies’ values as determined by its portfolio managers. The portfolio managers also consider whether the companies’ securities have favorable income-paying histories and whether income payments are expected to continue or increase. American Century may sell stocks if it believes:

•	a stock no longer meets its valuation criteria;
•	a stock’s risk parameters outweigh its return opportunity;
•	more attractive alternatives are identified; or
•	specific events alter a stock’s prospects.

American Century manages this portion so that its average weighted market capitalization falls within the capitalization range of those companies included in the Russell MidCap Index.

RIVERSOURCE INVESTMENTS, LLC (“RIVERSOURCE”) – RiverSource selects companies that are undervalued based on a variety of measures, and further seeks to identify companies with growth potential based on effective management, as demonstrated by overall performance, financial strength, and underappreciated potential for improvement in industry and thematic trends. In evaluating whether to sell a security, RiverSource considers, among other factors, whether:

•	the security is overvalued relative to alternative investments
•	the security has reached RiverSource’s price objective
•	the company has met RiverSource’s earnings and/or growth expectations
•	the security exhibits unacceptable correlation characteristics with other portfolio holdings, or
•	the company or security continues to meet the other standards described above.

RiverSource may invest in any economic sector and, at times, emphasize one or more particular sectors.

THOMPSON, SIEGEL & WALMSLEY LLC (“TS&W”) – uses a combination of quantitative and qualitative methods, based on a four-factor valuation screen applied to a universe of approximately 1000 stocks. Parts one and two of the screen attempt to assess a company’s attractiveness based on cash flows, and cash flow relative to other mid-cap stocks in like sectors and industries. The third factor considers the relative earnings prospects of the company. The fourth factor involves examining the company’s recent price action. TS&W generally limits its universe to those companies with a minimum of three years of sound operating history. From the screen approximately 200 stocks are identified as candidates for further research. These are the stocks that rank the highest on the basis of these four factors combined. TS&W identifies several stocks for further fundamental analysis on a routine basis, and explores numerous factors that might affect the outlook of the company. Stocks ordinarily are sold because:

•	of a significant negative earnings surprise or downward revision
•	it no longer meets TS&W’s criteria for inclusion in the portfolio

46

HOW THE FUNDS INVEST: NVIT MULTI-MANAGER MID CAP VALUE FUND (cont.)

•	other stocks present more favorable opportunities, or
•	it no longer meets the Fund’s definition of a mid-cap stock.

Principal Risks

The Fund is subject to the same risks that apply to all mutual funds that invest in equity securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. Further, the Fund’s portfolio managers may select securities that underperform the stock market, the Fund’s benchmark or other mutual funds with similar investment objectives and strategies.

In addition, the Fund is subject to STOCK MARKET RISK, MID-CAP RISK, VALUE STYLE RISK, SECTOR RISK, FOREIGN SECURITIES RISK, DERIVATIVES RISK, MULTI-MANAGER RISK and PORTFOLIO TURNOVER RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 55.

The Fund cannot guarantee that it will achieve its investment objective. If the value of the Fund’s investments goes down, you may lose money.

Temporary investments – the Fund generally will be fully invested in accordance with its objective and strategies. However, pending investment of cash balances, or if the Fund’s management believes that business, economic, political or financial conditions warrant, the Fund may invest without limit in cash or money market cash equivalents. The use of temporary investments therefore is not a principal investment strategy, as it prevents the Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.

Key Terms:

Equity securities – represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Mid-cap companies – companies with market capitalizations similar to those of companies included in the Russell MidCap Index, ranging from $261.0 million to $15.4 billion as of December 31, 2009.

Value style – investing in equity securities that a Fund’s subadviser believes are undervalued, i.e., their stock prices are less than the subadviser believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow. Companies issuing such securities may be currently out of favor, undervalued due to market declines, or experiencing poor operating conditions that a Fund’s subadviser believes to be temporary.

Derivative – a contract or investment the value of which is based on the performance of an underlying financial asset, index or economic measure.

Quantitative methods – mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a Fund.

47

HOW THE FUNDS INVEST: NVIT MULTI-MANAGER SMALL CAP GROWTH FUND

Objective

The NVIT Multi-Manager Small Cap Growth Fund seeks capital growth. This objective can be changed without shareholder approval upon 60-days written notice to shareholders.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of small-cap companies, utilizing a growth style of investing. In other words, the Fund seeks companies whose earnings are expected to grow consistently faster than those of other companies. Equity securities in which the Fund invests are primarily common stock. The Fund may also invest in equity securities of small-cap companies that are located outside the United States. The Fund may invest without limit in initial public offerings (“IPOs”) of small-cap companies in order to capitalize on the opportunity for growth, although such IPOs may not be available for investment by the Fund and the impact of any such IPO would be uncertain. The Fund generally considers selling a security when it reaches a target price, fails to perform as expected, or when other opportunities appear more attractive.

The Fund consists of two portions managed by different subadvisers. NFA has selected OppenheimerFunds, Inc. and Waddell & Reed Investment Management Company as subadvisers to each manage the assets of a portion of the Fund. The subadvisers have been chosen because they approach investing in small-cap securities in a different manner from each other. NFA allocates assets to subadvisers to increase diversification among securities and investment styles, thereby increasing the potential for investment return and, at the same time, reducing risk and volatility.

Pursuant to a Manager-of-Managers Exemptive Order that the Trust received from the Securities and Exchange Commission (“SEC”), NFA may allocate and reallocate Fund assets to or among unaffiliated subadvisers at any time, subject to the approval of the Board of Trustees of the Trust. In addition, certain subadvisers may have limits as to the amount of assets that the subadviser will manage.

The two portions are each managed as follows:

OPPENHEIMERFUNDS, INC. (“OPPENHEIMER”) – looks for companies with high growth potential using fundamental analysis of a company’s financial statements, interviews with management and analysis of the company’s operations and product development, as well as the issuer’s industry. Oppenheimer also evaluates research on particular industries, market trends and general economic conditions. In seeking companies for investment, Oppenheimer considers the following factors:

•	companies with management that has a proven ability to handle rapid growth;

•	companies with innovative products or services and

•	companies with above average growth profiles and what Oppenheimer believes to be sustainable growth rates.

WADDELL & REED INVESTMENT MANAGEMENT COMPANY (“WRIMCO”) – seeks companies whose earnings it expects will grow faster than the economy. WRIMCO emphasizes relatively new or unseasoned companies in their early stages of development or smaller companies positioned in new or emerging industries where WRIMCO sees an opportunity for rapid growth. WRIMCO focuses on companies it believes have superior financial characteristics and therefore, are believed by WRIMCO to be of a higher quality than many other small-cap companies. WRIMCO may look at a number of factors relating to a company, including:

•	aggressive or creative management;
•	technological or specialized expertise;
•	new or unique products or services;

•	entry into new or emerging industries and

•	market capitalization and liquidity.

WRIMCO generally may sell a security if it determines that it no longer offers significant growth potential due to a variety of factors. WRIMCO also may sell a security to take advantage of more attractive investment opportunities or to raise cash.

The Fund may engage in active and frequent trading of portfolio securities.

Principal Risks

The Fund is subject to the same risks that apply to all mutual funds that invest in equity securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. Further, the Fund’s portfolio managers may select securities that underperform the stock market, the Fund’s benchmark or other mutual funds with similar investment objectives and strategies.

In addition, the Fund is subject to STOCK MARKET RISK, SMALL-CAP RISK, GROWTH STYLE RISK, FOREIGN SECURITIES RISK, INITIAL PUBLIC OFFERING RISK, MULTI-MANAGER RISK and PORTFOLIO TURNOVER RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 55.

The Fund cannot guarantee that it will achieve its investment objective. If the value of the Fund’s investments goes down, you may lose money.

Temporary investments – the Fund generally will be fully invested in accordance with its objective and strategies. However, pending investment of cash balances, or if the Fund’s management believes that business, economic, political or financial conditions warrant, the Fund may invest without limit in cash or money market cash equivalents. The use of temporary investments therefore is not a principal investment strategy, as it prevents the Fund from fully

48

HOW THE FUNDS INVEST: NVIT MULTI-MANAGER SMALL CAP GROWTH FUND (cont.)

pursuing its investment objective, and the Fund may miss potential market upswings.

Key Terms:

Equity securities – represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Small-cap companies – companies with market capitalizations similar to those of companies included in the Russell 2000 Index, ranging from $20.0 million to $5.6 billion as of December 31, 2009.

Growth style – investing in equity securities of companies that a Fund’s subadviser believes have above-average rates of earnings growth and which therefore may experience above-average increases in stock price.

49

HOW THE FUNDS INVEST: NVIT MULTI-MANAGER SMALL CAP VALUE FUND

Objective

The NVIT Multi-Manager Small Cap Value Fund seeks capital appreciation. This objective can be changed without shareholder approval upon 60-day written notice to shareholders.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities (primarily common stocks) issued by small-cap companies, utilizing a value style of investing. This means that the Fund invests in smaller companies that the Fund’s subadvisers believe have good earnings growth potential, but which the market has undervalued. The Fund will also invest in stocks that are not well recognized and stocks of special situation companies and turnarounds (companies that have experienced significant business problems but which a subadviser believes have favorable prospectus for recovery). The Fund may invest in real estate securities, including real estate investment trusts (“REITs”), and may invest up to 20% of its total assets in equity securities of foreign companies. The Fund also may invest in initial public offerings (“IPOs”) of small-cap companies in order to capitalize on the opportunity for growth, although such IPOs may not be available for investment by the Fund and the impact of any such IPO would be uncertain. The Fund generally considers selling a security when its market capitalization exceeds the small-cap range, it reaches a target price, fails to perform as expected, or when other opportunities appear more attractive.

The Fund consists of three portions managed by different subadvisers. NFA has selected Epoch Investment Partners, Inc., JPMorgan Investment Management Inc. and Aberdeen Asset Management Inc. as subadvisers to each manage the assets of a portion of the Fund. The subadvisers have been chosen because they approach investing in small-cap securities in a different manner from each other. NFA allocates assets to subadvisers to increase diversification among securities and investment styles, thereby increasing the potential for investment return and, at the same time, reducing risk and volatility.

Pursuant to a Manager-of-Managers Exemptive Order that the Trust received from the Securities and Exchange Commission (“SEC”), NFA may allocate and reallocate Fund assets to or among unaffiliated subadvisers at any time, subject to the approval of the Board of Trustees of the Trust. In addition, certain subadvisers may have limits as to the amount of assets that the subadviser will manage.

The three portions are each managed as follows:

EPOCH INVESTMENT PARTNERS, INC. (“EPOCH”) – seeks to produce superior risk adjusted returns by building portfolios of “businesses” that Epoch believes have outstanding risk/reward profiles without running a high degree of capital risk. In evaluating potential portfolio investments, Epoch focuses less on selecting securities for short-term gain. Rather, Epoch identifies businesses it believes to be worthy of long-term investment based on free cash flow analysis and purchases their respective equity securities as a means of investing in such businesses. Epoch constructs a diversified portfolio across attractive sectors, limits individual holding sizes, and maintains a strict sell discipline in order to maintain low relative portfolio turnover. In selecting securities, Epoch begins by screening the universe of small-cap stocks. Within this universe, Epoch determines a business’s valuation and looks for companies selling at or below their determined valuation. In analyzing investments, Epoch considers the management quality, business evaluation, financial strength and other external factors.

JPMORGAN INVESTMENT MANAGEMENT INC.  (“JPMORGAN”) – uses quantitative techniques and fundamental research, systematic stock valuation and a disciplined portfolio construction process in managing its portion. It seeks to enhance returns and reduce its portion’s volatility, as compared to U.S. small-cap companies represented in the Russell 2000 Value Index, by continuously screening the small-cap company universe for those companies that exhibit favorable characteristics, such as attractive valuations, strong business trends and positive market sentiment.

JPMorgan then ranks these companies within economic sectors and selects for purchase the companies it feels to be most attractive within each economic sector while monitoring the overall risk profile of the portion it manages. Under normal market conditions, the JPMorgan portion will have industry sector weightings comparable to that of the Russell 2000 Value Index, although it may under-or over-weight selected sectors. The stock of a company that exceeds the small-cap capitalization range generally becomes a candidate for sale.

ABERDEEN ASSET MANAGEMENT INC. (“ABERDEEN”) – the Aberdeen investment process evaluates companies based on business quality and valuation, with a focus on the following characteristics:

•	Business prospects/strategy – Evidence of industry growth, clear strategy and execution;
•	Management team – Motivation, experience, and performance track record;
•	Financials – Strong and transparent balance sheet and financial statements;

•	Transparency – Clean organizational structure, visible earnings, clear financial reports and

•	Commitment to shareholder value – Company is run for shareholders, not its management.

50

HOW THE FUNDS INVEST: NVIT MULTI-MANAGER SMALL CAP VALUE FUND (cont.)

Aberdeen typically reviews holdings closely and may sell a company’s securities if there is:

•	a deterioration in business quality (e.g., loss of business focus, change in competitive landscape, management changes);
•	a change in valuation (e.g., share price increase outpaces business growth);

•	corporate activity (e.g., takeover or merger) or

•	the emergence of more attractive investment opportunities.

The Fund may engage in active and frequent trading of portfolio securities.

Principal Risks

The Fund is subject to the same risks that apply to all mutual funds that invest in equity securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. Further, the Fund’s portfolio managers may select securities that underperform the stock market, the Fund’s benchmark or other mutual funds with similar investment objectives and strategies.

In addition, the Fund is subject to STOCK MARKET RISK, SMALL-CAP RISK, SPECIAL SITUATION COMPANIES RISK, VALUE STYLE RISK, FOREIGN SECURITIES RISK, INITIAL PUBLIC OFFERING RISK, REIT AND REAL ESTATE RISK, MULTI-MANAGER RISK and PORTFOLIO TURNOVER RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 55.

The Fund cannot guarantee that it will achieve its investment objective. If the value of the Fund’s investments goes down, you may lose money.

Temporary investments – the Fund generally will be fully invested in accordance with its objective and strategies. However, pending investment of cash balances, or if the Fund’s management believes that business, economic, political or financial conditions warrant, the Fund may invest without limit in cash or money market cash equivalents. The use of temporary investments therefore is not a principal investment strategy, as it prevents the Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.

Key Terms:

Equity securities – represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Small-cap companies – companies with market capitalizations similar to those of companies included in the Russell 2000 Index, ranging from $20.0 million to $5.6 billion as of December 31, 2009.

Value style – investing in equity securities that a Fund’s subadviser believes are undervalued, i.e., their stock prices are less than the subadviser believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow. Companies issuing such securities may be currently out of favor, undervalued due to market declines, or experiencing poor operating conditions that a Fund’s subadviser believes to be temporary.

REIT – a company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Quantitative techniques – mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a Fund.

51

HOW THE FUNDS INVEST: NVIT MULTI-MANAGER SMALL COMPANY FUND

Objective

The NVIT Multi-Manager Small Company Fund seeks long-term growth of capital. This objective can be changed without shareholder approval upon 60-day written notice to shareholders.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of small-cap companies. Equity securities in which the Fund invests are primarily common stock. The Fund may also invest up to 25% of its total assets in securities of foreign small-cap companies, including those in emerging market countries. Foreign small-cap companies are those whose market capitalizations are similar to those companies listed in the MSCI Developed Countries Europe, Australasia and Far East (“EAFE”) Small Cap Index.

The Fund may invest without limit in initial public offerings (“IPOs”) of small-cap companies in order to capitalize on the opportunity for growth, although such IPOs may not be available for investment by the Fund and the impact of any such IPO would be uncertain.

The Fund consists of six portions managed by different subadvisers. Nationwide Fund Advisors (“NFA”) is the Fund’s investment adviser and, subject to the approval of the Board of Trustees of the Trust, selects the Fund’s subadvisers and monitors their performance on an ongoing basis. NFA has selected Putnam Investment Management, LLC, Gartmore Global Partners, Morgan Stanley Investment Management, Inc., Neuberger Berman Management, Inc., Waddell & Reed Investment Management Company and Aberdeen Asset Management Inc. as subadvisers to each manage the assets of a portion of the Fund. The subadvisers have been chosen because they approach investing in small-cap securities in a different manner from each other. For example, certain subadvisers favor a “value” style of investing, which means buying equity securities that the subadviser believes to be trading at prices that do not reflect a company’s value. Companies issuing such securities may be currently out of favor, undervalued due to market declines, or experiencing poor operating conditions that the subadviser believes to be temporary. Other subadvisers favor a “growth” style of investing, which means seeking companies whose earnings are expected to grow consistently faster than those of other companies. NFA allocates assets to subadvisers to increase diversification among securities and investment styles, thereby increasing the potential for investment return and, at the same time, reducing risk and volatility.

Pursuant to a Manager-of-Managers Exemptive Order that the Trust received from the Securities and Exchange Commission (“SEC”), NFA may allocate and reallocate Fund assets to or among unaffiliated subadvisers at any time, subject to the approval of the Board of Trustees of the Trust. In addition, certain subadvisers may have limits as to the amount of assets that the subadviser will manage.

The six portions are each managed as follows:

PUTNAM INVESTMENT MANAGEMENT, LLC (“PUTNAM”) – focuses on value stocks of small-cap companies. Value stocks are those that Putnam believes are currently undervalued by the market. If Putnam is correct and other investors recognize the value of such companies, the prices of their stocks may rise. The portfolio managers use an approach that combines use of proprietary quantitative techniques to screen for potentially eligible stocks followed by “bottom-up” stock selection based on fundamental research to identify stocks they believe offer attractive investment opportunities. The portfolio managers consider, among other factors, a company’s valuation, financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell stocks, and focus in particular on stocks that have experienced a past sharp price decline that may have been driven by investor overreaction in the market. For example, the value of a company’s stock may have fallen because of factors affecting other companies in the same industry, or because of changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest or currency exchange rates.

GARTMORE GLOBAL PARTNERS (“GGP”) – invests its portion in equity securities of small-cap companies headquartered or domiciled, or whose principal business functions are located, outside the United States. GGP selects regions, countries and companies it believes have the potential for unexpected growth.

GGP looks for foreign markets that it believes offer the potential for strong economic growth, and assesses the valuation and growth rates both of a particular company and of the market where the company is located. Its portfolio managers conduct proprietary research in order to form an independent perspective that provides a basis for valuing stocks. By comparing their own valuations of individual companies to those of the market, the portfolio managers seek to pinpoint companies whose prospects appear different from the market’s consensus. The capitalization size of a stock may not be a criterion for selling.

MORGAN STANLEY INVESTMENT MANAGEMENT INC. (“MSIM”) – seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to provide high rates of return. MSIM typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward profile. MSIM generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

52

HOW THE FUNDS INVEST: NVIT MULTI-MANAGER SMALL COMPANY FUND (cont.)

NEUBERGER BERMAN MANAGEMENT LLC (“NEUBERGER BERMAN”) – looks for undervalued small-cap companies whose current product lines and balance sheets are strong. Factors in identifying these companies may include:

•	above-average returns;
•	an established market niche;
•	circumstances that would make it difficult for new competitors to enter the market;
•	the ability of the companies to finance their own growth and
•	sound future business prospects.

This approach seeks to allow the Fund to benefit from potential increases in stock prices while limiting the risks typically associated with small-cap stocks. At times, Neuberger Berman may emphasize certain sectors that it believes will benefit from market or economic trends. Neuberger Berman follows a disciplined selling strategy and may sell a stock when it reaches a target price, fails to perform as expected, or when other opportunities appear more attractive.

WADDELL & REED INVESTMENT MANAGEMENT COMPANY (“WRIMCO”) – seeks companies whose earnings it believes are likely to grow faster than the economy. WRIMCO emphasizes relatively new or unseasoned companies in their early stages of development or smaller companies positioned in new or emerging industries where there is opportunity for rapid growth. WRIMCO focuses on companies it believes have superior financial characteristics and therefore, are believed by WRIMCO to be of a higher quality than many other small-cap companies. WRIMCO may look at a number of factors relating to a company, such as:

•	aggressive or creative management;
•	technological or specialized expertise;
•	new or unique products or services;

•	entry into new or emerging industries and

•	market capitalization and liquidity.

In general, WRIMCO may sell a security if it determines that the stock no longer offers significant growth potential, which may be due to a change in the business or management of the company or a change in the industry of the company. WRIMCO also may sell a security to take advantage of more attractive investment opportunities or to raise cash.

ABERDEEN ASSET MANAGEMENT INC. (“ABERDEEN”) – the Aberdeen investment process evaluates companies based on business quality and valuation, with a focus on the following characteristics:

•	Business prospects/strategy – Evidence of industry growth, clear strategy and execution;
•	Management team – Motivation, experience, and performance track record;
•	Financials – Strong and transparent balance sheet and financial statements;

•	Transparency – Clean organizational structure, visible earnings, clear financial reports and

•	Commitment to shareholder value – Company is run for shareholders, not its management.

Aberdeen typically reviews holdings closely and may sell a company’s securities if there is:

•	a deterioration in business quality (e.g., loss of business focus, change in competitive landscape, management changes);
•	a change in valuation (e.g., share price increase outpaces business growth);

•	corporate activity (e.g., takeover or merger) or

•	the emergence of more attractive investment opportunities.

The Fund may engage in active and frequent trading of portfolio securities.

Principal Risks

The Fund is subject to the same risks that apply to all mutual funds that invest in equity securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. Further, the Fund’s portfolio managers may select securities that underperform the stock market, the Fund’s benchmark or other mutual funds with similar investment objectives and strategies.

In addition, the Fund is subject to STOCK MARKET RISK, SMALL-CAP RISK, FOREIGN SECURITIES RISK, EMERGING MARKETS RISK, INITIAL PUBLIC OFFERING RISK, GROWTH STYLE RISK, VALUE STYLE RISK, MULTI-MANAGER RISK and PORTFOLIO TURNOVER RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 55.

The Fund cannot guarantee that it will achieve its investment objective. If the value of the Fund’s investments goes down, you may lose money.

Temporary investments – the Fund generally will be fully invested in accordance with its objective and strategies. However, pending investment of cash balances, or if the Fund’s management believes that business, economic, political or financial conditions warrant, the Fund may invest without limit in cash or money market cash equivalents. The use of temporary investments therefore is not a principal investment strategy, as it prevents the Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.

53

HOW THE FUNDS INVEST: NVIT MULTI-MANAGER SMALL COMPANY FUND (cont.)

Key Terms:

Equity securities – represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Small-cap companies – companies with market capitalizations similar to those of companies included in the Russell 2000 Index, ranging from $20.0 million to $15.6 billion as of December 31, 2009.

Emerging market countries – developing and low or middle income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Market capitalization – a common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Quantitative techniques – mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a Fund.

54

RISKS OF INVESTING IN THE FUNDS

As with all mutual funds, investing in Nationwide Funds involves certain risks. There is no guarantee that a Fund will meet its investment objective or that a Fund will perform as it has in the past. You may lose money if you invest in one or more Nationwide Funds.

The following information relates to the principal risks of investing in the Funds, as identified in the “How the Funds Invest” section for each Fund. A Fund may invest in or use other types of investments or strategies not shown below that do not represent principal strategies or raise principal risks. More information about these non-principal investments, strategies and risks is available in the Funds’ Statement of Additional Information (“SAI”).

Contrarian investing risk – contrarian investing attempts to profit by investing in a manner that differs from the current market consensus or trend. This approach carries the risk that (1) the market consensus or trend is actually correct, which can result in losses to the Fund, or (2) the market consensus takes much longer before it agrees with the subadviser’s assessment, which can cause the Fund to miss opportunities for gains.

Country risk – if a Fund emphasizes one or more countries, it may be more susceptible to the financial, market, political or economic events affecting the particular issuers and industries participating in such countries than funds that do not emphasize particular countries.

Derivatives risk – a derivative is a contract or investment the value of which is based on the performance of an underlying financial asset, index or other measure. For example, an option is a derivative because its value changes in relation to the performance of an underlying stock. The value of an option on a futures contract varies with the value of the underlying futures contract, which in turn varies with the value of the underlying commodity or security. Derivatives present the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset or measure to which the derivative is linked changes in unexpected ways. Some risks of investing in derivatives include:

•	the other party to the derivatives contract may fail to fulfill its obligations;
•	their use may reduce liquidity and make the Fund harder to value, especially in declining markets;

•	a Fund may suffer disproportionately heavy losses relative to the amount invested;

•	when used for hedging purposes, changes in the value of derivatives may not match or fully offset changes in the value of the hedged portfolio securities, thereby failing to achieve the original purpose for using the derivatives and

•	certain derivative instruments may require a Fund to maintain assets as “cover,” maintain segregated accounts, or make margin payments, which might impair the Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

Each Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (CEA) and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Emerging markets risk – the risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets are riskier because they develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, the securities markets in many of these countries have far lower trading volumes and less liquidity than developed markets. Since these markets are so small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. Many emerging markets also have histories of political instability and abrupt changes in policies. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts.

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. Foreign investments involve some of the following risks as well:

•	political and economic instability;
•	the impact of currency exchange rate fluctuations;
•	reduced information about issuers;
•	higher transaction costs;
•	less stringent regulatory and accounting standards and
•	delayed settlement.

Additional risks include the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities; the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investment in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls.

Foreign Currencies – foreign securities may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates affect the value of a Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.

Foreign custody – a Fund that invests in foreign securities may hold such securities and cash in foreign banks and

55

RISKS OF INVESTING IN THE FUNDS (cont.)

securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on a Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for a Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount a Fund can earn on its investments and typically results in a higher operating expense ratio for a Fund holding assets outside the United States.

Depositary receipts – investments in foreign securities may be in the form of depositary receipts, such as American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), which typically are issued by local financial institutions and evidence ownership of the underlying securities. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.

Growth style risk – growth investing involves buying stocks that have relatively high prices in relation to their earnings. Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market movements. During periods of growth stock underperformance, a Fund’s performance may suffer and underperform other equity funds that use different investing styles.

Initial public offering risk – availability of initial public offerings may be limited and the Fund may not be able to buy as many shares at the offering price as it would like, which may adversely impact Fund performance. Further, IPO prices often are subject to greater and more unpredictable price changes than more established stocks.

Mid-cap risk – in general, stocks of mid-cap companies trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of large-cap companies or the market overall. Mid-cap companies may have limited product lines or markets, be less financially secure than larger companies or depend on a smaller number of key personnel. If adverse developments occur, such as due to management changes or product failures, the Fund’s investment in a mid-cap company may lose substantial value. Investing in mid-cap companies requires a longer-term investment view and may not be appropriate for all investors.

Multi-manager risk – while NFA monitors each subadviser and the overall management of a Fund, each subadviser makes investment decisions independently from NFA and the other subadvisers. It is possible that the security selection process of one subadviser will not complement that of the other subadvisers. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than if the Fund were managed by a single subadviser, which could affect the Fund’s performance.

Portfolio turnover risk – a higher portfolio turnover rate increases transaction costs and as a result may adversely impact a Fund’s performance and may increase share price volatility.

REIT and real estate risk – involves the risks that are associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, and unexpected vacancies of properties and the relative lack of liquidity associated with investments in real estate. REITs that invest in real estate mortgages are also subject to risk of default or prepayment risk.

Sector risk – if a Fund emphasizes one or more economic sectors, it may be more susceptible to the financial, market or economic events affecting the particular issuers and industries in which it invests than funds that do not emphasize particular sectors.

Small-cap risk – in general, stocks of small-cap companies trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of large-cap companies or the market overall. Small-cap companies may have limited product lines or markets, be less financially secure than larger companies or depend on a smaller number of key personnel. If adverse developments occur, such as due to management changes or product failures, the Fund’s investment in a small-cap company may lose substantial value. Investing in small-cap companies requires a longer-term investment view and may not be appropriate for all investors.

Special situation companies risk – these are companies that may be involved in acquisitions or other unusual developments that can affect a company’s market value. If the anticipated benefits of the developments do not ultimately materialize, the value of the special situation company may decline.

Stock market risk – a Fund could lose value if the individual equity securities in which it has invested and/or the overall stock markets on which the stocks trade decline in price. Stocks and stock markets may experience short-term

56

RISKS OF INVESTING IN THE FUNDS (cont.)

volatility (price fluctuation) as well as extended periods of price decline or little growth. Individual stocks are affected by many factors, including:

•	corporate earnings;
•	production;
•	management;
•	sales and

•	market trends, including investor demand for a particular type of stock, such as growth or value stocks, small- or large-cap stocks, or stocks within a particular industry.

Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.

Value style risk – over time, a value investing style may go in and out of favor, causing a Fund to sometimes underperform other equity funds that use different investing styles. Value stocks can react differently to issuer, political, market and economic developments than the market overall and other types of stocks. In addition, a Fund’s value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.

* * * * * *

Selective Disclosure of Portfolio Holdings

Each Fund posts onto the Internet site for the Trust (www.nationwide.com/mutualfunds) substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month, and remain available on the Internet site until the Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the Securities and Exchange Commission. A description of the Funds’ policies and procedures regarding the release of portfolio holdings information is available in the Funds’ SAI.

57

FUND MANAGEMENT

Investment Adviser

Nationwide Fund Advisors (“NFA” or the “Adviser”), 1000 Continental Drive, Suite 400, King of Prussia, Pennsylvania 19406, manages the investment of the Funds’ assets and supervises the daily business affairs of each Fund. Subject to the supervision of the Trust’s Board of Trustees (“Board of Trustees”), NFA also determines the allocation of Fund assets among one or more subadvisers and evaluates and monitors the performance of the subadvisers. NFA was organized in 1999 as an investment adviser for mutual funds. NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory and subadvisory agreements for the Funds will be available in the Funds’ semiannual report to shareholders, which will cover the period January 1, 2010 to June 30, 2010.

Subadvisers

Subject to the supervision of NFA and the Board of Trustees, a subadviser will manage all or a portion of a Fund’s assets in accordance with the Fund’s investment objective and strategies. With regard to the portion of the Fund assets allocated to it, each subadviser makes investment decisions for the Fund and, in connection with such investment decisions, places purchase and sell orders for securities. NFA pays each subadviser from the management fee it receives.

ABERDEEN ASSET MANAGEMENT INC. (“ABERDEEN”) is the subadviser for a portion of the NVIT Multi-Manager Small Cap Value Fund and NVIT Multi-Manager Small Company Fund. Aberdeen is located at 1735 Market Street, 37th Floor, Philadelphia, Pennsylvania 19103. Aberdeen, formed in 1993, is the U.S. arm of a global investment management group based in the United Kingdom, Aberdeen Asset Management PLC.

ALLIANCEBERNSTEIN L.P. (“ALLIANCEBERNSTEIN”) is located at 1345 Avenue of the Americas, New York, New York 10105 and is a subadviser for a portion of the NVIT Multi-Manager International Value Fund. AllianceBernstein is a global investment management firm that offers research and diversified investment services to institutional clients, individuals and private clients in major markets around the world.

AMERICAN CENTURY GLOBAL INVESTMENT MANAGEMENT, INC. (“AMERICAN CENTURY GLOBAL”) is the subadviser for a portion of the NVIT Multi-Manager International Growth Fund. American Century Global has been managing mutual funds since January 2005 and is headquartered at 666 3rd Avenue, 23rd Floor, New York, New York 10017. American Century Global is a wholly owned subsidiary of American Century Investment Management, Inc.

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.  (“AMERICAN CENTURY”) is subadviser for a portion of the NVIT Multi-Manager Mid Cap Growth Fund and NVIT Multi-Manager Mid Cap Value Fund. American Century is located at 4500 Main Street, Kansas City, Missouri 64111, and was formed in 1958.

DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC., doing business as DEUTSCHE ASSET MANAGEMENT (“DEUTSCHE”) is subadviser for a portion of the NVIT Multi-Manager Large Cap Value Fund. Deutsche is located at 345 Park Avenue, New York, New York 10154. Deutsche is an indirect, wholly owned subsidiary of Deutsche Bank AG.

EPOCH INVESTMENT PARTNERS, INC. (“EPOCH”) is the subadviser for a portion of the NVIT Multi-Manager Small Cap Value Fund. Epoch is wholly-owned by Epoch Holding Corporation, a Delaware corporation. Epoch and Epoch Holding Corporation are both located at 640 Fifth Avenue, 18th Floor, New York, New York 10019.

GARTMORE GLOBAL PARTNERS (“GGP”) is a subadviser for a portion of the NVIT Multi-Manager Small Company Fund. GGP is located at 8 Fenchurch Place, London, England, United Kingdom. GGP is ultimately owned by Gartmore Group Limited, a Cayman registered exempted company that is listed on the main market of the London Stock Exchange.

GOLDMAN SACHS ASSET MANAGEMENT, L.P. (“GSAM”) is subadviser for a portion of the NVIT Multi-Manager Large Cap Growth Fund and NVIT Multi-Manager Large Cap Value Fund. GSAM is located at 200 West Street, New York, New York 10282. GSAM has been registered as an investment adviser since 1990 and is an affiliate of Goldman, Sachs & Co.

INVESCO ADVISERS, INC. (“Invesco”) is the subadviser for a portion of the NVIT Multi-Manager International Growth Fund. Invesco is located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. Invesco is an indirect wholly owned subsidiary of Invesco Ltd., a publicly traded company that, through its subsidiaries, engages in the business of investment management on an international basis. Effective December 31, 2009, Invesco Aim Capital Management, Inc., the former subadviser for a portion of the NVIT Multi-Manager International Growth Fund, merged into Invesco Institutional (N.A.), Inc. as part of an internal reorganization of the investment adviser subsidiaries of Invesco Ltd. Invesco Institutional (N.A.), Inc. then changed its name to Invesco Advisers, Inc.

58

FUND MANAGEMENT (cont.)

JPMORGAN INVESTMENT MANAGEMENT INC. (“JPMORGAN”) is subadviser for a portion of the NVIT Multi-Manager Small Cap Value Fund and NVIT Multi-Manager International Value Fund. JPMorgan is located at 245 Park Avenue, New York, NY 10167. JPMorgan is an indirect wholly-owned subsidiary of JPMorgan Chase & Co., a bank holding company. JPMorgan offers a wide range of investment management services and acts as investment adviser to corporate and institutional clients.

MORGAN STANLEY INVESTMENT MANAGEMENT INC.  (“MSIM”) is a subadviser for a portion of the NVIT Multi-Manager Small Company Fund, with principal offices at 522 Fifth Avenue, New York, New York 10036. Morgan Stanley is the direct parent of MSIM. Morgan Stanley is a global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services.

NEUBERGER BERMAN MANAGEMENT LLC (“NEUBERGER BERMAN”) is subadviser for a portion of the NVIT Multi-Manager Small Company Fund, NVIT Multi-Manager Large Cap Growth Fund, and NVIT Multi-Manager Mid Cap Growth Fund. Neuberger Berman is located at 605 Third Avenue, New York, New York 10158. Neuberger Berman is a subsidiary of Neuberger Berman Holdings LLC.

OPPENHEIMERFUNDS, INC. (“OPPENHEIMER”) is subadviser for a portion of the NVIT Multi-Manager Small Cap Growth Fund. Oppenheimer is located at Two World Financial Center, 225 Liberty Street, 11th Floor, New York, NY 10281. Oppenheimer manages open-end mutual funds, and is the parent company of several other companies that provide investment advisory services for institutional clients and distribution and shareholder services for other investment companies. Oppenheimer is wholly owned by Oppenheimer Acquisition Corporation, a holding company controlled by Massachusetts Mutual Life Insurance Company.

PUTNAM INVESTMENT MANAGEMENT, LLC. (“PUTNAM”) is a subadviser for a portion of the NVIT Multi-Manager Small Company Fund. Putnam is located at One Post Office Square, Boston, MA 02109. Putnam is a subsidiary of Putnam U.S. Holdings, LLC. Putnam U.S. Holdings, LLC, an indirect wholly owned subsidiary of Putnam Investments, LLC, which generally conducts business under the name Putnam Investments, is owned through a series of wholly owned subsidiaries by Great-West Lifeco, Inc., which is a financial services holding company with operations in Canada, United States and Europe and is a member of the Power Financial Corporation group of companies.

RIVERSOURCE INVESTMENTS, LLC (“RIVERSOURCE”) is subadviser for a portion of the NVIT Multi-Manager Mid Cap Value Fund. RiverSource is located at 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, and is a wholly owned subsidiary of Ameriprise Financial, Inc.

THOMPSON, SIEGEL & WALMSLEY LLC (“TS&W”) is subadviser for a portion of the NVIT Multi-Manager Mid Cap Value Fund. TS&W, a Delaware limited liability company, is located at 6806 Paragon Place, Suite 300, Richmond, Virginia 23230, and is a majority-owned subsidiary of Old Mutual (US) Holdings Inc., an indirect wholly owned subsidiary of Old Mutual plc, a London exchange-listed financial company based in the United Kingdom. TS&W was founded in 1969.

WADDELL & REED INVESTMENT MANAGEMENT COMPANY (“WRIMCO”) is the subadviser for a portion of the NVIT Multi-Manager Small Cap Growth Fund and NVIT Multi-Manager Small Company Fund. WRIMCO is located at 6300 Lamar, P.O. Box 29217, Overland Park, KS 66201. WRIMCO is a wholly owned subsidiary of Waddell & Reed Financial, Inc., a publicly held company. WRIMCO acts as investment manager to numerous investment companies and accounts.

WELLINGTON MANAGEMENT COMPANY, LLP (“WELLINGTON MANAGEMENT”) is subadviser for a portion of the NVIT Multi-Manager Large Cap Value Fund. Wellington Management, a Massachusetts limited liability partnership, is located at 75 State Street, Boston, Massachusetts 02109.

WELLS CAPITAL MANAGEMENT, INC. (“WELLSCAP”) is subadviser for a portion of the NVIT Multi-Manager Large Cap Growth Fund. WellsCap is located at 525 Market Street, San Francisco, California 94105. WellsCap is an indirect, wholly owned subsidiary of Wells Fargo & Company.

MANAGEMENT FEES

Each Fund pays NFA a management fee based on the Fund’s average daily net assets. The total management fee paid by each Fund for the fiscal year ended December 31, 2009, expressed as a percentage of the Fund’s average daily net assets and taking into account any applicable waivers or reimbursements, was as follows:

Actual
Fund	Management Fee Paid
NVIT Multi-Manager International Growth Fund	0.85%

NVIT Multi-Manager International Value Fund	0.75%

NVIT Multi-Manager Large Cap Growth Fund	0.65%

NVIT Multi-Manager Large Cap Value Fund	0.65%

NVIT Multi-Manager Mid Cap Growth Fund	0.72%

NVIT Multi-Manager Mid Cap Value Fund	0.71%

NVIT Multi-Manager Small Cap Growth Fund	0.95%

NVIT Multi-Manager Small Cap Value Fund	0.89%

NVIT Multi-Manager Small Company Fund	0.93%

59

FUND MANAGEMENT (cont.)

Portfolio Management

NVIT Multi-Manager International Growth Fund

American Century Global

American Century Global uses a team of portfolio managers and analysts to manage a portion of the Fund. The team meets regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for the Fund as they see fit, guided by the Fund’s investment objectives and strategy. The portfolio managers on the investment team who are jointly and primarily responsible for the day-to-day management of the Fund are Mark S. Kopinski and Brian Brady.

Mr. Kopinski, Chief Investment Officer, International Equities, and Senior Portfolio Manager, has been a portfolio manager for American Century Global since April 1997 when he rejoined the firm. He has a bachelor’s degree in business administration from Monmouth College and a master’s degree in Asian studies from the University of Illinois.

Mr. Brady, Vice President and Portfolio Manager, joined American Century Global in June 1994 and has been a portfolio manager since November 1998. He has a bachelor’s degree in finance from Georgetown University and an MBA from Columbia University Graduate School of Business.

INVESCO

The investment team for the portion of the Fund managed by Invesco includes Clas Olsson (lead manager with respect to Europe and Canada investments); Barrett Sides (lead manager with respect to Asia Pacific and Latin America); Shuxin Cao; Matthew Dennis; and Jason Holzer. These individuals are jointly and primarily responsible for the day-to-day management of the portion of the Fund’s portfolio managed by Invesco. A lead manager generally has final authority over all aspects of a portion of the Fund’s investment portfolio managed by Invesco, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. Mr. Olsson is a Senior Portfolio Manager. He joined Invesco in 1994 as an investment officer and international portfolio analyst and was promoted to his current position in 1997. He is also chief investment officer of Invesco’s International Growth Investment Management Unit. Mr. Sides is a Senior Portfolio Manager. He joined Invesco in 1990 as a portfolio administrator and was promoted to his current position as a portfolio manager in 1997. Mr. Cao, Senior Portfolio Manager, has been associated with Invesco and/or its affiliates since 1997. Mr. Dennis, Portfolio Manager, has been associated with Invesco and/or its affiliates since 2000. Mr. Holzer, Senior Portfolio Manager, has been associated with Invesco and/or its affiliates since 1996.

NVIT Multi-Manager International Value Fund

AllianceBernstein

The portion of the Fund subadvised by AllianceBernstein is managed by AllianceBernstein’s Global Value Investment Policy Group, which includes Sharon E. Fay, Eric Franco, Kevin F. Simms, Henry S. D’Auria and Joseph G. Paul. Ms. Fay has been Executive Vice President and Chief Investment Officer of the Bernstein Value Equities Unit since June 2003, and of U.K. and European Value Equities since prior to 2002. She has chaired the Global, European and U.K. Value Investment Policy Groups since prior to 2002. Mr. Franco has been a senior portfolio manager for international and global value equities at AllianceBernstein since 1998. His efforts focus on the firm’s quantitative and risk-control strategies within value equities. Mr. Simms is Senior Vice President of AllianceBernstein, with which he has been associated since prior to 2002, and Co-Chief Investment Officer of International Value Equities since 2003. He is also Director of Research for International Value and Global Value Equities since prior to 2002. Mr. D’Auria is Senior Vice President of AllianceBernstein, with which he has been associated since prior to 2002, Chief Investment Officer of Emerging Markets Value Equities since 2002 and Co-Chief Investment Officer of International Value Equities since 2003. Mr. Paul is Senior Vice President of AllianceBernstein, with which he has been associated since prior to 2004, and Global Head of Diversified Value since 2008. From July 2002 to January 2009, he was Chief Investment Officer of Small-and Mid-Capitalization Value Equities, and from July 2004 to January 2009, he was Co-Chief Investment Officer of Global Real Estate Investments.

JPMorgan

The portion of the Fund subadvised by JPMorgan is managed on a team basis. Gerd Woort-Menker, the lead portfolio manager, is ultimately responsible for the final decision with respect to sales and purchases on this portion of the Fund. He works in partnership with Jeroen Huysinga and Georgina Perceval Maxwell in the decision making process. Mr. Woort-Menker, Managing Director, joined JPMorgan in 1987 as a research analyst covering insurance stocks. He later became the head of European research and global research and has been a portfolio manager since 1999. Mr. Huysinga, Managing Director, has been a portfolio manager with JPMorgan since 1997. Ms. Maxwell, Managing Director, has been a portfolio manager with JPMorgan since 1997.

NVIT Multi-Manager Large Cap Growth Fund

GSAM

The GSAM portion of the Fund is managed by Andrew Alford, William Fallon and Katinka Domotorffy. Mr. Alford is responsible for the day-to-day portfolio management of the portion of the Fund managed by GSAM.

60

FUND MANAGEMENT (cont.)

Andrew Alford, PhD, Managing Director, joined the Quantitative Investment Strategies (QIS) group as a researcher in 1998 and has taken on portfolio management responsibilities since 2007 for the group’s long-only and long/short products.

William Fallon, PhD, Managing Director, is CO-CIO of Alpha (equity and macro) Strategies and head of Equity Research of GSAM’s QIS group since 2010. He joined GSAM in 1996 and QIS in 1998. He holds a doctorate in finance from Columbia University and is a member of the Society of Actuaries.

Katinka Domotorffy, Managing Director, is CIO and head of GSAM’s QIS group since 2009. Prior to her current role, she was the head of strategy for QIS and a senior portfolio manager and researcher working with the global macro/fixed income teams. Ms. Domotorffy joined the QIS team when she joined GSAM in 1998.

Neuberger Berman

Daniel H. Rosenblatt is a Vice President of Neuberger Berman. He has been with Neuberger Berman since 1990 and is a senior portfolio manager for the Large Cap Disciplined Growth team. Mr. Rosenblatt received a B.A. from Yale University.

John Barker is a Vice President of Neuberger Berman. He has been with Neuberger Berman since 1994 and is a senior portfolio manager for the Large Cap Disciplined Growth team. Mr. Barker received a B.B.A. in Financial Accounting & Economics from Iona College. Daniel Fletcher is a Vice President of Neuberger Berman. He has been with Neuberger Berman since 2004 and is a portfolio manager for the Large Cap Disciplined Growth team. Mr. Fletcher received a B.A. from William Paterson University and M.B.A. from Rutgers School of Management. Lawrence Fisher is a Vice President of Neuberger Berman. He has been with Neuberger Berman since 1998 and is a portfolio manager for the Large Cap Disciplined Growth team. Mr. Fisher received a B.S. from Rutgers University and an M.B.A. from New York University.

WellsCap

Thomas J. Pence, CFA, Managing Director and Senior Portfolio Manager at WellsCap, has had oversight and portfolio management responsibility for the team’s Fundamental Small to Mid, Mid Capitalization, Large Capitalization and Large Capitalization Select Growth portfolios since 2005. He joined WellsCap in 2005 with the acquisition of certain assets of Strong Capital Management, Inc. where he served as lead portfolio manager from 2000-2005. Mr. Pence holds a bachelor’s degree in business from Indiana University and a master’s degree in business administration from the University of Notre Dame.

Michael Harris, CFA, Portfolio Manager, has been serving as a portfolio manager for the Fundamental Large and Large Select Growth portfolios at WellsCap since 2006. He also serves as a research analyst with primary responsibilities covering the financial and energy sectors. He joined WellsCap in 2005 with the acquisition of certain assets of Strong Capital Management, Inc. where he held a similar role from 2000-2005. Mr. Harris holds a bachelor’s degree in finance from Southeast Missouri State University and earned his master’s degree in business administration from Indiana University.

Michael Smith, CFA, Portfolio Manager, has been serving as a co-portfolio manager for the Fundamental All Cap Growth portfolio since 2006 and Large Cap Select Growth portfolio since 2010. He also serves as a research analyst with primary responsibilities covering the health care sector. He joined WellsCap in 2005 with the acquisition of certain assets of Strong Capital Management, Inc. where he held a similar role from 2000-2005. Mr. Smith holds a bachelor’s degree in economics from DePauw University.

NVIT Multi-Manager Large Cap Value Fund

Deutsche

The sleeve of the Fund that is subadvised by Deutsche is managed by a team of investment professionals. Each portfolio manager on the team has authority over all aspects of the sleeve’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The following people handle the day-to-day management of the Fund’s sleeve:

James Francis, CFA, is Director and lead portfolio manager for Active Quantitative Equity: New York, a division of Deutsche’s Quantitative Strategies portfolio management and trading team. He joined Deutsche in 2008, previously serving as Senior Vice President, Senior Portfolio Manager with Northern Trust from 2005 to 2008, and Principal at State Street Global Advisors from 1987 to 2005. He received a BS from the University of Massachusetts, Amherst.

Robert Wang is a Managing Director and co-portfolio manager on the investment team at Deutsche. He also serves as head of Deutsche’s Quantitative Strategies portfolio management and trading team. He joined Deutsche in 1995 and became a portfolio manager.

GSAM

The sleeve of the Fund that is subadvised by GSAM is managed by a team of fourteen portfolio managers that is organized by industry. The individuals listed below include, but are not limited to, those with responsibility for making investment decisions for the Fund.

Eileen Rominger has been a Managing Director and Chief Investment Officer of GSAM since 2009. She joined GSAM as a portfolio manager and Chief Investment Officer of GSAM’s

61

FUND MANAGEMENT (cont.)

Value Team in August 1999. Dolores Bamford, CFA, has been a Managing Director of GSAM since 2004. She joined GSAM as a portfolio manager for GSAM’s Value Team in April 2002. David L. Berdon has been a Managing Director of GSAM since 2008. He joined GSAM as a research analyst in March 2001 and became a portfolio manager in October 2002. Andrew Braun has been a Managing Director of GSAM since 2007. He joined GSAM in July 1993 as a mutual fund product development analyst. From January 1997 to April 2001 Mr. Braun was a research analyst on the GSAM Value Team and became a portfolio manager in May 2001. Scott Carroll, CFA, has been a Managing Director of GSAM since 2008. He joined GSAM as a portfolio manager for the GSAM Value Team in May 2002.

Sean Gallagher has been a Managing Director and Co-Chief Investment Officer, Value Equity, of GSAM since 2007. He joined GSAM as a research analyst for the GSAM Value Team in May 2000 and became a portfolio manager in December 2001.

Wellington Management

David W. Palmer, CFA, Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1998. Mr. Palmer has been the portfolio manager of the Fund since its inception (2008). David R. Fassnacht, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1991. Mr. Fassnacht has been involved in portfolio management and securities analysis for the Fund since its inception (2008). James N. Mordy, Senior Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1985. Mr. Mordy has been involved in portfolio management and securities analysis for the Fund since its inception (2008).

NVIT Multi-Manager Mid Cap Growth Fund

Neuberger Berman

Kenneth J. Turek, CFA, is the portfolio manager for the portion of the Fund subadvised by Neuberger Berman. Mr. Turek is a Vice President of Neuberger Berman. He joined Neuberger Berman in 2002 and is a member of Neuberger Berman’s Growth Equity Team. Mr. Turek holds a BA from the University of Wisconsin at Madison and an MBA from DePaul University.

American Century

American Century uses a team of portfolio managers and analysts to manage a portion of the Fund. The team meets regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for the Fund as they see fit, guided by the Fund’s investment objectives and strategy. The portfolio managers on the investment team who are jointly and primarily responsible for the day-to-day management of the Fund are Bradley J. Eixmann, CFA, and Bryan Unterhalter.

Mr. Eixmann has been a portfolio manager for American Century since 2007, and has been with American Century since 2002. Mr. Eixmann holds a bachelors of managerial studies and economics from Rice University and an MBA in finance from the University of Texas.

Mr. Unterhalter has been a portfolio manager for American Century since 2010 and has been with American Century since 2008. Previously, Mr. Unterhalter served as director of investments at Baylor College of Medicine Endowment Fund, and as a portfolio manager for Invesco AIM from 2003-2007. Mr. Unterhalter holds a bachelor’s degree from the University of Texas at Austin and an MBA in finance from University of St. Thomas, Cameron School of Business.

NVIT Multi-Manager Mid Cap Value Fund

American Century

American Century uses a team of portfolio managers and analysts to manage a portion of the Fund. The team meets regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for the Fund as they see fit, guided by the Fund’s investment objectives and strategy. The portfolio managers on the investment team who are jointly and primarily responsible for the day-to-day management of the Fund are Phillip N. Davidson, CFA, Kevin Toney, CFA, and Michael Liss, CFA.

Phillip N. Davidson, CFA, is Senior Vice President, Chief Investment Officer, Value Equity and Senior Portfolio Manager of American Century, and is a co-manager of the portfolio management team that subadvises the Fund. Mr. Davidson joined American Century in 1993. He holds a bachelor’s degree in finance and an MBA from Illinois State University.

Kevin Toney, CFA, is Vice President and Portfolio Manager of American Century, and is a co-manager of the portfolio management team that subadvises the Fund. Mr. Toney has been with American Century since 1999. He holds a bachelor’s degree from University of Virginia and an MBA from the Wharton School at the University of Pennsylvania.

Michael Liss, CFA, is Vice President and Portfolio Manager of American Century, and is a co-manager of the portfolio management team that subadvises the Fund. Mr. Liss has been with American Century since 1998. He holds a bachelor’s degree in accounting and finance from Albright College and an MBA in finance from Indiana University.

RiverSource

Steve Schroll has been a Portfolio Manager for RiverSource since 2003, having joined RiverSource in 1998 as a Senior Security Analyst. Mr. Schroll holds a masters in business administration from the University of Minnesota. Laton Spahr, CFA, has been a Portfolio Manager for RiverSource since

62

FUND MANAGEMENT (cont.)

2003, having joined RiverSource in 2001 as a Security Analyst. Mr. Spahr holds a masters of science from the University of Wisconsin, Applied Security Analysis Program. Paul Stocking has been a Portfolio Manager for RiverSource since 2007, having joined RiverSource in 1995 as a Senior Equity Analyst. Mr. Stocking holds a masters of business administration from the University of Chicago.

TS&W

Brett P. Hawkins, CFA, CPA, has been a Co-Portfolio Manager and Analyst for TS&W since 2001, having joined TS&W in 2001. Mr. Hawkins holds a bachelor of arts from the University of Richmond, and a masters of business administration from the University of Virginia Darden School of Business. John S. Pickler, CFA, has been a Co-Portfolio Manager and Analyst for TS&W since 2002, having joined TS&W in 2002. Mr. Pickler holds a bachelor of science from the University of Virginia and a masters of business administration from Wake Forest University.

NVIT Multi-Manager Small Cap Growth Fund

Oppenheimer

Ronald J. Zibelli, Jr., CFA, is responsible for the day-to-day management of Oppenheimer’s portion of the Fund. Mr. Zibelli has been a Vice President of Oppenheimer since May 2006. Prior to that, he was Managing Director and Small Cap Growth Team Leader for six years at Merrill Lynch Investment Managers.

WRIMCO

Mark G. Seferovich, Kenneth McQuade and Gilbert Scott, CFA are jointly responsible for the day-to-day management of the portion of the Fund managed by WRIMCO. Mr. Seferovich is Senior Vice President of WRIMCO and has served as portfolio manager of investment companies managed by WRIMCO and its predecessor since February 1989. Mr. McQuade is a Vice President of WRIMCO and has served as portfolio manager, assistant portfolio manager and/or analyst of investment companies managed by WRIMCO since 1997. Mr. Scott is a Senior Vice President of WRIMCO and served as an investment analyst, assistant portfolio manager and/or portfolio manager of investment companies managed by WRIMCO since 1997.

NVIT Multi-Manager Small Cap Value Fund

Epoch

The primary portfolio managers for the portion of the Fund managed by Epoch are William W. Priest, David N. Pearl and Michael A. Welhoelter, CFA. Mr. Priest is the Chief Executive Officer, Co-Chief Investment Officer and the cofounder of Epoch. Prior to co-founding Epoch in 2004, Mr. Priest was a Co-Managing Partner and Portfolio Manager at Steinberg Priest & Sloane Capital Management, LLC (“Steinberg Priest”) from March 2001 to April 2004. Mr. Priest’s role with respect to managing the Fund is that of Epoch’s Chief Investment Officer overseeing strategy and risk management. Mr. Pearl joined Epoch in April 2004 and is an Executive Vice President, Co-Chief Investment Officer and Portfolio Manager. From June 2001 to April 2004, Mr. Pearl was a Managing Director and Portfolio Manager at Steinberg Priest where he was responsible for both institutional and private client assets. Mr. Pearl’s role with respect to managing the Fund is as lead portfolio manager. Mr. Welhoelter joined Epoch in June 2005 and serves as a Managing Director and Portfolio Manager. From October 2001 to June 2005, he was a Director and Portfolio Manager at Columbia Management Group, Inc. Mr. Welhoelter’s role with respect to managing the Fund is quantitative research and risk management.

JPMorgan

Christopher T. Blum, CFA, and Dennis S. Ruhl, CFA, are the primary portfolio managers for the portion of the Fund managed by JPMorgan. Mr. Blum is a Managing Director at JPMorgan and the CIO of the U.S. Behavioral Finance Group responsible for the Intrepid and Behavioral Small Cap strategies. He rejoined the firm in 2001, as a portfolio manager and headed the U.S. Behavioral Finance Small Cap Equity Group. Mr. Blum earned his B.B.A. in finance at the Bernard M. Baruch School for Business. Mr. Ruhl is a Vice President at JPMorgan and head of the U.S. Behavioral Finance Small Cap Equity Group. A member of the team since 2001, he also acts as a portfolio manager and leads the group’s quantitative research effort. An employee since 1999, Mr. Ruhl previously worked on quantitative equity research (focusing on trading) as well as business development. He holds dual bachelor’s degrees in mathematics and computer science and a master’s degree in computer science, all from MIT.

Aberdeen

Jason Kotik, CFA, Senior Investment Manager and Michael Manzo, CFA, Investment Manager, are jointly responsible for the day-to-day management for the portion of the Fund managed by Aberdeen, including selection of the Fund’s investments. Mr. Kotik joined Aberdeen in his current capacity in October 2007. Prior to that, he was a portfolio manager employed by NFA since November 2000. Mr. Kotik graduated from the University of Delaware and has an MBA from Johns Hopkins University. Mr. Manzo joined Aberdeen in his current capacity in October 2007. Prior to that, he was a portfolio manager employed by NFA since September 2005. Before joining NFA, Mr. Manzo worked for JPMorgan Chase and Co. as an analyst from July 2000 to July 2005. Mr. Manzo earned his bachelor’s degree in business administration with a specialization in finance/economics from Fordham University.

63

FUND MANAGEMENT (cont.)

NVIT Multi-Manager Small Company Fund

Putnam

The portfolio manager for the portion of the Fund managed by Putnam is Eric N. Harthun. Mr. Harthun has served as a Managing Director since 2005 and joined Putnam in 2000. Mr. Harthun is a CFA charterholder and Certified Public Accountant, and has been in the investment industry since 1994.

GGP

The GGP portion of the Fund is managed by the Quantitative Strategies Team, with Michael J. Gleason responsible for day-to-day portfolio management. Mr. Gleason has served as Head of Quantitative Strategies since 2001 and joined GGP in 2001 from Putnam Investments. Alexandre Voitenok, has served as Senior Portfolio Manager on the Quantitative Strategies Team since 2009, and joined GGP in 2004. From 2001 until 2004, Mr. Voitenok was employed by Putnam Investments.

MSIM

The Fund’s assets are managed within the Growth Team. Current members of the team include Dennis Lynch, David Cohen and Sam Chainani, Managing, Directors, Alexander Norton, Jason Yeung and Armistead Nash, Executive Directors. Although the team works collaboratively, with each member being responsible for the day-to-day management of his particular portion of the sleeve managed by MSIM, to the extent there’s a lead portfolio manager, it is Dennis Lynch. Mr. Lynch has been associated with MSIM in an investment management capacity since May 1998 and began managing the Fund in June 2004. Mr. Cohen has been associated with MSIM in an investment management capacity since May 1993 and began managing the Fund in June 2004. Mr. Chainani has been associated with MSIM in an investment management capacity since July 1996 and began managing the Fund in June 2004. Mr. Norton has been associated with MSIM in an investment management capacity since July 2000 and began managing the Fund in July 2005. Mr. Yeung has been associated with MSIM in an investment management capacity since July 2002 and began managing the Fund in September 2007. Mr. Nash has been associated with MSIM in an investment management capacity since June 2002 and began managing the Fund in September 2008.

Neuberger Berman

Judith M. Vale, who has been a member of the Small Cap Group since 1992, and Robert D’Alelio, who has been a member of the Small Cap Group since 1996, are responsible for the day-to-day management of Neuberger Berman’s subadvisory activities for the Fund. Both are Vice Presidents of Neuberger Berman.

WRIMCO

Mark G. Seferovich, Kenneth McQuade and Gilbert Scott, CFA are jointly responsible for the day-to-day management of the portion of the Fund managed by WRIMCO. Mr. Seferovich is Senior Vice President of WRIMCO and has served as portfolio manager of investment companies managed by WRIMCO and its predecessor since February 1989. Mr. McQuade is a Vice President of WRIMCO and has served as portfolio manager, assistant portfolio manager and/or analyst of investment companies managed by WRIMCO since 1997. Mr. Scott is a Senior Vice President of WRIMCO and served as an investment analyst, assistant portfolio manager and/or portfolio manager of investment companies managed by WRIMCO since 1997.

Aberdeen

Jason Kotik, CFA, Investment Manager and Michael Manzo, CFA, Investment Manager, are jointly responsible for the day-to-day management of Aberdeen’s portion of the Fund, including selection of the Fund’s investments. Mr. Kotik joined Aberdeen in his current capacity in October 2007. Prior to that, he was a portfolio manager employed by NFA since November 2000. Mr. Kotik graduated from the University of Delaware and has an MBA from John Hopkins University. Mr. Manzo joined Aberdeen in his current capacity in October 2007. Prior to that, he was a portfolio manager employed by NFA since September 2005. Before joining NFA, Mr. Manzo worked for JP Morgan Chase and Co. as an analyst from July 2000 to July 2005. Mr. Manzo earned his bachelor’s degree in business administration with a specialization in finance/economics from Fordham University.

Additional Information about the Portfolio Managers

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund, if any.

Multi-Manager Structure

NFA and the Trust have received an exemptive order from the SEC for a multi-manager structure that allows NFA to hire, replace or terminate a subadviser (excluding hiring a subadviser which is an affiliate of NFA) without the approval of shareholders. The order also allows NFA to revise a subadvisory agreement with an unaffiliated subadviser with the approval of the Board of Trustees but without shareholder approval. If a new unaffiliated subadviser is hired for a Fund, shareholders will receive information about the new subadviser within 90 days of the change. The exemptive order allows the Funds greater flexibility enabling them to operate more efficiently.

64

FUND MANAGEMENT (cont.)

NFA performs the following oversight and evaluation services to a subadvised Fund:

•	initial due diligence on prospective Fund subadvisers;

•	monitoring subadviser performance, including ongoing analysis and periodic consultations;

•	communicating performance expectations and evaluations to the subadvisers and

•	making recommendations to the Board of Trustees regarding renewal, modification or termination of a subadviser’s contract.

NFA does not expect to frequently recommend subadviser changes. Where NFA does recommend subadviser changes, NFA periodically provides written reports to the Board of Trustees regarding its evaluation and monitoring of the subadviser. Although NFA monitors the subadviser’s performance, there is no certainty that any subadviser or Fund will obtain favorable results at any given time.

65

INVESTING WITH NATIONWIDE FUNDS

CHOOSING A SHARE CLASS

Shares of series of the Trust (the “Funds”) are currently sold to separate accounts of insurance companies, including Nationwide Life Insurance Company and its affiliated life insurance companies (collectively, “Nationwide”) to fund benefits payable under variable insurance contracts. The Trust currently issues Class I, Class II, Class III, Class IV, Class V, Class VI, Class VIII and Class Y shares. Each Fund offers only certain share classes; therefore, many share classes are not available for certain Funds.

Insurance companies, including Nationwide, that provide additional services entitling them to receive 12b-1 fees may sell Class II, Class VI and Class VIII shares. Class III, Class VI and Class VIII shares may be subject to a redemption fee as described below. Class Y shares are sold primarily to other mutual funds, such as “funds-of-funds” that invest in the Funds, including the NVIT Investor Destinations Funds and the NVIT Cardinal Funds. Class IV shares are sold only to separate accounts of Nationwide previously offering shares of the Market Street Fund portfolios (prior to April 28, 2003). Class V shares are currently sold to certain separate accounts of Nationwide to fund benefits payable under corporate owned life insurance (“COLI”) contracts.

Shares of the Funds are not sold to individual investors.

The separate accounts purchase shares of a Fund in accordance with variable account allocation instructions received from owners of the variable insurance contracts. A Fund then uses the proceeds to buy securities for its portfolio.

Because variable insurance contracts may have different provisions with respect to the timing and method of purchases and exchanges, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.

Please check with Nationwide to determine if a Fund is available under your variable insurance contract. This prospectus should be read in conjunction with the prospectus of the separate account of your specific variable insurance contract.

The Funds currently do not foresee any disadvantages to the owners of variable insurance contracts arising out of the fact that the Funds may offer their shares to the separate accounts of various other insurance companies to fund benefits of their variable insurance contracts. Nevertheless, the Board of Trustees will monitor events in order to identify any material irreconcilable conflicts which may arise (such as those arising from tax or other differences), and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in one or more of the Funds and shares of another fund may be substituted. This might force a Fund to sell its securities at disadvantageous prices.

The distributor for the Funds is Nationwide Fund Distributors LLC (“NFD” or the “Distributor”).

PURCHASE PRICE

The purchase price of each share of a Fund is its net asset value (“NAV”) next determined after the order is received in good order by the Fund or its agent. No sales charge is imposed on the purchase of a Fund’s shares; however, your variable insurance contract may impose a sales charge. Generally, net assets are based on the market value of the securities and other assets owned by a Fund, less its liabilities. The NAV for a class is determined by dividing the total market value of the securities and other assets of a Fund allocable to such class, less the liabilities allocable to that class, by the total number of that class’ outstanding shares.

NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) (“Exchange”) on each day the Exchange is open for trading. Each Fund may reject any order to buy shares and may suspend the sale of shares at any time.

The Funds do not calculate NAV on the following days:

•	New Year’s Day
•	Martin Luther King Jr. Day
•	Presidents’ Day
•	Good Friday
•	Memorial Day
•	Independence Day
•	Labor Day
•	Thanksgiving Day
•	Christmas Day
•	Other days when the Exchange is closed.

To the extent that a Fund’s investments are traded in markets that are open when the Exchange is closed, the value of the Fund’s investments may change on days when shares cannot be purchased or redeemed.

FAIR VALUATION

The Board of Trustees has adopted Valuation Procedures governing the method by which individual portfolio securities held by the Funds are valued in order to determine each Fund’s NAV. The Valuation Procedures provide that a Fund’s assets are valued primarily on the basis of market quotations or the last quoted bid price. Where such market quotations are unavailable, or such market quotations and bid prices are deemed by the Adviser to be unreliable, a Fair Valuation Committee, consisting of employees of the Adviser, meets to determine a manual “fair valuation” in accordance with the Valuation Procedures. In addition, the Fair Valuation Committee will “fair value” securities whose value is affected by a “significant event.” Pursuant to the Valuation Procedures, any “fair valuation” decisions are subject to the review of the Board of Trustees.

66

INVESTING WITH NATIONWIDE FUNDS (cont.)

A “significant event” is defined by the Valuation Procedures as an event that materially affects the value of a domestic or foreign security that occurs after the close of the principal market on which such security trades but before the calculation of the Fund’s NAV. Significant events that could affect individual portfolio securities may include corporate actions such as reorganizations, mergers and buy-outs, corporate announcements on earnings, significant litigation, regulatory news such as government approvals and news relating to natural disasters affecting an issuer’s operations. Significant events that could affect a large number of securities in a particular market may include significant market fluctuations, market disruptions or market closings, governmental actions or other developments or natural disasters or armed conflicts that affect a country or region.

Due to the time differences between the closings of the relevant foreign securities exchanges and the time that a Fund’s NAV is calculated, a Fund may fair value its foreign investments more frequently than it does other securities. When fair value prices are utilized, these prices will attempt to reflect the impact of the financial markets’ perceptions and trading activities on a Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair value pricing of foreign securities may occur on a daily basis, for instance, using data furnished by an independent pricing service that draws upon, among other information, the market values of foreign investments. Therefore, the fair values assigned to a Fund’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

By fair valuing a security whose price may have been affected by significant events or by news after the last market pricing of the security, the Funds attempt to establish a price that they might reasonably expect to receive upon the current sale of that security. These procedures are intended to help ensure that the prices at which Fund shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders. In the event a Fund values its securities using the procedures described above, the Fund’s NAV may be higher or lower than would have been the case if the Fund had not used its Valuation Procedures.

IN-KIND PURCHASES

Each Fund may accept payment for shares in the form of securities that are permissible investments for such Fund.

SELLING SHARES

Shares may be sold (redeemed) at any time, subject to certain restrictions described below. The redemption price is the NAV per share next determined after the order is received in good order by the Fund or its agent. Of course, the value of the shares redeemed may be more or less than their original purchase price depending upon the market value of a Fund’s investments at the time of the redemption.

Because variable insurance contracts may have different provisions with respect to the timing and method of redemptions, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.

RESTRICTIONS ON SALES

Shares of a Fund may not be redeemed or a Fund may delay paying the proceeds from a redemption when the Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or an emergency exists (as determined by the SEC).

If the insurance company issuing the variable insurance contract is willing to provide notice to investors, a Fund may delay forwarding the proceeds of your redemption for up to 7 days after receipt of such redemption request. Such request may be delayed if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund.

EXCESSIVE OR SHORT-TERM TRADING

Each Fund seeks to discourage excessive or short-term trading (often described as “market timing”). Excessive trading (either frequent exchanges between Funds or redemptions and repurchases of Funds within a short time period) may:

•	disrupt portfolio management strategies;
•	increase brokerage and other transaction costs and
•	negatively impact Fund performance for all variable insurance contract owners indirectly investing in a Fund.

A Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number and frequency of trades in Fund shares and other factors. Funds that invest in foreign securities may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by the Funds based on events occurring after the close of a foreign market that may not be reflected in the Fund’s NAV (referred to as “arbitrage market timing”). Arbitrage market timing may also be attempted in funds that hold

67

INVESTING WITH NATIONWIDE FUNDS (cont.)

significant investments in small-cap securities, high-yield (junk) bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices. The Board of Trustees has adopted and implemented policies and procedures to detect, discourage and prevent excessive short-term trading in all classes of the Funds and does not accommodate such excessive short-term trading. These procedures are described below. In addition, Class III, Class VI and Class VIII shares of the Funds, with their associated redemption fees, were established specifically for use with newer variable insurance contracts where state law may prohibit the application of new fees to already existing contracts.

MONITORING OF TRADING ACTIVITY

It is difficult for the Funds to monitor short-term trading because the insurance companies that issue variable insurance contracts that invest in the Funds typically aggregate the trades of all of their respective contract holders into a single purchase, redemption or exchange transaction. Additionally, most insurance companies combine all of their contract holders’ investments into a single omnibus account in each Fund. Therefore, the Funds typically cannot identify, and thus cannot successfully prevent, short-term trading by an individual contract holder within that aggregated trade or omnibus account but must rely instead on the insurance company to monitor its individual contract holder trades to identify individual short-term traders.

Subject to the above-described limitations, each Fund does, however, monitor significant cash flows into and out of the Fund and, when unusual cash flows are identified, will request that the applicable insurance company investigate the activity, inform the Fund whether or not short-term trading by an individual contract holder is occurring and take steps to prevent future short-term trades by such contract holder.

With respect to the Nationwide variable insurance contracts which offer the Funds, Nationwide monitors redemption and repurchase activity, and as a general matter, Nationwide currently limits the number and frequency of trades as set forth in the Nationwide separate account prospectus. Other insurance companies may employ different policies or provide different levels of cooperation in monitoring trading activity and complying with Fund requests.

RESTRICTIONS ON TRANSACTIONS

As described above, each insurance company has its own policies and restrictions on short-term trading. Additionally, the terms and restrictions on short-term trading may vary from one variable insurance contract to another even among those contracts issued by the same insurance company. Therefore, contract holders should consult their own variable insurance contract for the specific short-term trading periods and restrictions.

Whenever a Fund is able to identify short-term trades and or traders, such Fund has broad authority to take discretionary action against market timers and against particular trades and uniformly will apply the short-term trading restrictions to all such trades which that Fund identifies. As described above, however, the Fund typically requires the assistance of the insurance company to identify such short-term trades and traders. In the event the Fund cannot identify and prevent such trades, these may result in increased costs to all Fund shareholders as described below. When identified, a Fund has sole discretion to:

•	restrict purchases or exchanges that it or its agents believe constitute excessive trading and

•	reject purchases or exchanges that violate a Fund’s excessive trading policies or its exchange limits.

REDEMPTION FEES

Because of the potential costs to a Fund from short-term trading, those Funds that offer Class III, Class VI and Class VIII shares have adopted redemption fees in an effort to minimize, as fully as possible, the impact short-term trading in those share classes may have on the costs that affect all classes of shares and shareholders in the Funds. Accordingly, the Funds will assess a redemption fee uniformly on certain transactions in Class III, Class VI and Class VIII shares that a separate account makes on behalf of a variable insurance contract owner unless an exception applies as enumerated below. A separate account that redeems Class III, Class VI or Class VIII shares on behalf of a variable insurance contract owner will be subject to a redemption fee equal to 1.00% of the redemption amount if the separate account held the Class III, Class VI or Class VIII shares for 60 days or less. For this purpose, if Class III, Class VI or Class VIII shares were purchased on separate days, the shares that were held for the longest time on behalf of the variable insurance contract owner will be treated as having been redeemed first and the Class III, Class VI or Class VIII shares that were held for the shortest time on behalf of the variable insurance contract owner as having been redeemed last.

The redemption fees are deducted from the proceeds of the redemption of the affected Fund shares. Redemption fees are paid directly to a Fund, and are intended to offset the cost to that Fund and its other contract owners of the excess brokerage commissions and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading in shares subject to the fees. There is no guarantee that these fees will completely offset the costs associated with short-term trading. In addition, to the extent that short-term trading in a Fund occurs in a variable

68

INVESTING WITH NATIONWIDE FUNDS (cont.)

insurance contract that offers one of the classes of shares without a redemption fee, all contract owners in the Fund may be negatively affected by such short-term trading and its related costs. This redemption fee will not apply to redemptions made by a separate account on behalf of a variable insurance contract owner that are not defined by a Fund as “short-term trading.” These exceptions include, but are not limited to, the redemptions made by the separate account for the following variable insurance contract owner transactions:

•	scheduled and systematic redemptions, including asset rebalancing and dollar-cost averaging;
•	variable insurance contract withdrawals or loans, including required minimum distributions and
•	redemptions due to the movement of funds at annuitization of a variable insurance contract or resulting from the death of a variable insurance contract owner.

DISTRIBUTION AND SERVICES PLANS

Because these fees are paid out of a Fund’s assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of charges.

Distribution Plan

In addition to expenses that may be imposed by variable insurance contracts, the Trust has adopted a Distribution Plan under Rule 12b-1 of the 1940 Act, which permits the Funds to compensate the Distributor for expenses associated with distributing and selling Class II, Class VI and Class VIII shares of a Fund and providing shareholder services. Under the Distribution Plan, a Fund pays the Distributor from its Class II, Class VI or Class VIII shares a fee that is accrued daily and paid monthly. The amount of this fee shall not exceed an annual amount of 0.25% of the average daily net assets of a Fund’s Class II or Class VI shares and 0.40% of the average daily net assets of a Fund’s Class VIII shares. The Distribution Plan may be terminated at any time as to any share class of a Fund, without payment of any penalty, by a vote of a majority of the outstanding voting securities of that share class.

Administrative Services Plan

In addition to 12b-1 fees, shares of the Funds are also subject to fees pursuant to an Administrative Services Plan adopted by the Trust’s Board of Trustees. These fees are paid by a Fund to insurance companies or their affiliates who provide administrative support services to variable insurance contract holders on behalf of the Funds. Under the Administrative Services Plan, a Fund may pay an insurance company or its affiliate a maximum annual fee of 0.25% with respect to Class I, Class II, Class III, Class VI and Class VIII shares, 0.20% with respect to Class IV shares, and 0.10% with respect to Class V shares; however, many insurance companies do not charge the maximum permitted fee or even a portion thereof. Class Y shares do not pay an administrative services fee.

For the year ended December 31, 2009, administrative services fees for the Funds were as follows:

NVIT Multi-Manager International Growth Fund Class I, Class II, Class III and Class VI shares was 0.15%, 0.15%, 0.15% and 0.15%, respectively.

NVIT Multi-Manager International Value Fund Class I, Class II, Class III, Class IV and Class VI shares was 0.15%, 0.15%, 0.15%, 0.15% and 0.15%, respectively.

NVIT Multi-Manager Large Cap Growth Fund Class I and Class II shares were 0.15% and 0.15%, respectively.

NVIT Multi-Manager Large Cap Value Fund Class I and Class II shares were 0.15% and 0.15%, respectively.

NVIT Multi-Manager Mid Cap Growth Fund Class I and Class II shares were 0.07% and 0.07%, respectively.

NVIT Multi-Manager Mid Cap Value Fund Class I and Class II shares were 0.15% and 0.01%, respectively.

NVIT Multi-Manager Small Cap Growth Fund Class I, Class II and Class III shares were 0.15%, 0.15% and 0.15%, respectively.

NVIT Multi-Manager Small Cap Value Fund Class I, Class II, Class III and Class IV shares was 0.15%, 0.15%, 0.15% and 0.15%, respectively.

NVIT Multi-Manager Small Company Fund Class I, Class II, Class III and Class IV shares was 0.15%, 0.15%, 0.15% and 0.15%, respectively.

REVENUE SHARING

NFA and/or its affiliates (collectively “Nationwide Funds Group” or “NFG”) often make payments for marketing, promotional or related services provided by:

•	insurance companies that offer subaccounts in the Funds as underlying investment options in variable annuity contracts or
•	broker-dealers and other financial intermediaries that sell variable insurance contracts that include such investment options.

These payments are often referred to as “revenue sharing payments.” The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the insurance company, broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a recommended or preferred list, access to an intermediary’s personnel and other factors. Revenue sharing payments are paid from NFG’s own legitimate profits and other of its own resources (not from the Funds) and may be in addition to any Rule 12b-1

69

INVESTING WITH NATIONWIDE FUNDS (cont.)

payments that are paid by the Funds. The Board of Trustees will monitor these revenue sharing arrangements as well as the payment of advisory fees paid by the Funds to ensure that the level of such advisory fees do not involve the indirect use of the Funds’ assets to pay for marketing, promotional or related services. Because revenue sharing payments are paid by NFG, and not from the Funds’ assets, the amount of any revenue sharing payments is determined by NFG.

In addition to the revenue sharing payments described above, NFG may offer other incentives to sell variable insurance contract subaccounts in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary’s personnel, and/or entertainment or meals. These payments may also include, at the direction of a retirement plan’s named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.

The recipients of such incentives may include:

•	the Distributor and other affiliates of NFA;
•	broker-dealers and other financial intermediaries that sell such variable insurance contracts and
•	insurance companies, such as Nationwide, that include shares of the Funds as underlying subaccount options.

Payments may be based on current or past sales of subaccounts investing in shares of the Funds, current or historical assets, or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an insurance company or intermediary or their employees or associated persons to:

•	recommend a particular variable insurance contract or specific subaccounts representing shares of a Fund instead of recommending options offered by competing insurance companies or
•	sell shares of a Fund instead of shares of funds offered by competing fund families.

Notwithstanding the revenue sharing payments described above, NFA and all subadvisers to the Trust are prohibited from considering a broker-dealer’s sale of any of the Trust’s shares, or the inclusion of the Trust’s shares in an insurance contract provided by an insurance affiliate of the broker-dealer, in selecting such broker-dealer for the execution of Fund portfolio transactions, except as may be specifically permitted by law.

Fund portfolio transactions nevertheless may be affected with broker-dealers who coincidentally may have assisted customers in the purchase of variable insurance contracts that feature subaccounts in the Funds’ shares issued by Nationwide Life Insurance Company or Nationwide Life & Annuity Insurance Company, affiliates of NFA, although neither such assistance nor the volume of shares sold of the Trust or any affiliated investment company is a qualifying or disqualifying factor in NFA’s or a subadviser’s selection of such broker-dealer for portfolio transaction execution.

The insurance company that provides your variable insurance contract may also make similar revenue sharing payments to broker-dealers and other financial intermediaries in order to promote the sale of such insurance contracts. Contact your insurance provider and/or financial intermediary for details about revenue sharing payments it may pay or receive.

ADDITIONAL INFORMATION ABOUT FEES AND EXPENSES

The fees and expenses in the Fees and Expenses table of each Fund Summary are based on average annual net assets as of the fiscal year ended December 31, 2009, and do not reflect any change in expense ratios resulting from a change in assets under management since December 31, 2009. A decline in a Fund’s average net assets during the current fiscal year, as a result of market volatility or other factors, could cause a Fund’s expense ratio to be higher than the fees and expenses shown. Significant declines in a Fund’s net assets will increase your Fund’s total expense ratio, likely significantly. A Fund with a higher expense ratio means you could pay more if you buy or hold shares of the Fund. Annualized expense ratios for the six-month period ending June 30, 2010 and the fiscal year ending December 31, 2010 will be available in each Fund’s Semiannual report and annual report, respectively, which will be available on www.nationwide.com/mutualfunds.

70

DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

Each Fund has qualified, or intends to qualify, to be treated as a regulated investment company under the Internal Revenue Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes. Each Fund expects to declare and distribute all of its net investment income, if any, as dividends quarterly in the form of additional shares of the Fund. Each Fund will distribute net realized capital gains, if any, at least annually. A Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The Funds automatically reinvest any capital gains. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gains distribution.

TAX STATUS

Shares of the Funds must be purchased through separate accounts used to fund variable insurance contracts. As a result, it is anticipated that any income dividends or capital gains distributed by a Fund will be exempt from current taxation by contract holders if left to accumulate within a separate account. Withdrawals from such contracts may be subject to ordinary income tax plus a 10% penalty tax if made before age 59 1/2. Investors should ask their own tax advisors for more information on their tax situation, including possible state or local taxes. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which shares of the Funds are offered.

Please refer to the Statement of Additional Information for more information regarding the tax treatment of the Funds.

This discussion of “Distributions and Taxes” is not intended or written to be used as tax advice. Contract owners should consult their own tax professional about their tax situation.

71

FINANCIAL HIGHLIGHTS: NVIT MULTI-MANAGER INTERNATIONAL GROWTH FUND

The financial highlights tables are intended to help you understand the Fund’s financial performance for the past five years ended December 31 or, if the Fund or a class has not been in operation for five years, for the life of that Fund or class. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). THE TOTAL RETURNS DO NOT INCLUDE CHARGES THAT ARE IMPOSED BY VARIABLE INSURANCE CONTRACTS. IF THESE CHARGES WERE REFLECTED, RETURNS WOULD BE LOWER THAN THOSE SHOWN. Information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Trust’s annual reports, which are available upon request.

Selected Data for Each Share of Capital Outstanding

		Operations			Distributions				Ratios/Supplemental Data
			Net										Ratio of
			Realized									Ratio	Expenses
			and									of Net	(Prior to
	Net Asset		Unrealized								Ratio of	Investment	Reimburse-
	Value,	Net	Gains		Net			Net Asset		Net Assets	Expenses	Income	ments) to
	Beginning	Investment	(Losses) from	Total from	Investment	Return of	Total	Value, End	Total	at End	to Average	to Average	Average Net	Portfolio
	of Period	Income	Investments	Operations	Income	Capital	Distributions	of Period	Return (a)	of Period	Net Assets (b)	Net Assets (b)	Assets (b)(c)	Turnover (d)
Class I Shares
Year Ended December 31, 2009 (e)	$6.44	0.09	2.21	2.30	(0.07)	(0.02)	(0.09)	$8.65	36.51%	$19,732	0.95%	1.26%	0.95%	68.15%
Period Ended December 31, 2008 (e)(f)	$10.00	0.17	(3.72)	(3.55)	(0.01)	—	(0.01)	$6.44	(35.51%)	$6,445	0.96%	2.51%	1.22%	66.42%

Class II Shares
Year Ended December 31, 2009 (e)	$6.43	0.08	2.20	2.28	(0.06)	(0.02)	(0.08)	$8.63	36.34%	$8,736	1.20%	1.14%	1.20%	68.15%
Period Ended December 31, 2008 (e)(f)	$10.00	0.15	(3.72)	(3.57)	—	—	—	$6.43	(35.70%)	$6,433	1.20%	2.25%	1.46%	66.42%

Class III Shares
Year Ended December 31, 2009 (e)	$6.43	0.04	2.26	2.30	(0.07)	(0.02)	(0.09)	$8.64	36.46%	$152,134,438	1.08%	0.48%	1.08%	68.15%
Period Ended December 31, 2008 (e)(f)	$10.00	0.09	(3.65)	(3.56)	(0.01)	—	(0.01)	$6.43	(35.63%)	$9,188,216	1.11%	1.44%	1.14%	66.42%

Class VI Shares
Year Ended December 31, 2009 (e)	$6.42	0.07	2.20	2.27	(0.05)	(0.02)	(0.07)	$8.62	36.11%	$271,040,423	1.35%	1.02%	1.35%	68.15%
Period Ended December 31, 2008 (e)(f)	$10.00	0.07	(3.65)	(3.58)	—	—	—	$6.42	(35.80%)	$204,547,667	1.36%	1.18%	1.39%	66.42%

Class Y Shares
Year Ended December 31, 2009 (e)	$6.43	0.09	2.22	2.31	(0.07)	(0.02)	(0.09)	$8.65	36.71%	$162,330,746	0.95%	1.26%	0.95%	68.15%
Period Ended December 31, 2008 (e)(f)	$10.00	0.11	(3.67)	(3.56)	(0.01)	—	(0.01)	$6.43	(35.60%)	$46,429,254	0.96%	1.85%	1.10%	66.42%

Amounts designated as “—” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.

(b)	Annualized for periods less than one year.

(c)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(e)	Per share calculations were performed using average shares method.

(f)	For the period from March 25, 2008 (commencement of operations) through December 31, 2008.

72

FINANCIAL HIGHLIGHTS: NVIT MULTI-MANAGER INTERNATIONAL VALUE FUND

Selected Data for Each Share of Capital Outstanding

		Operations				Distributions				Ratios/Supplemental Data
			Net											Ratio of
			Realized										Ratio	Expenses
			and										of Net	(Prior to
	Net Asset		Unrealized									Ratio of	Investment	Reimburse-
	Value,	Net	Gains		Net	Net			Net Asset		Net Assets	Expenses	Income to	ments) to
	Beginning	Investment	(Losses) from	Total from	Investment	Realized	Return of	Total	Value, End	Total	at End	to Average	Average	Average Net	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Capital	Distributions	of Period	Return (a)	of Period	Net Assets (b)	Net Assets (b)	Assets (b)(c)	Turnover (d)
Class I Shares
Year Ended December 31, 2009 (e)	$7.73	0.20	2.08	2.28	(0.18)	—	—	(0.18)	$9.83	29.86%	$1,395,791	1.03%	2.37%	1.03%	103.22%
Year Ended December 31, 2008 (e)	$17.48	0.41	(7.81)	(7.40)	(0.15)	(2.10)	(0.10)	(2.35)	$7.73	(46.31%)	$1,268,226	1.04%	2.99%	1.04%	114.10%
Year Ended December 31, 2007	$18.58	0.41	0.18	0.59	(0.39)	(1.30)	—	(1.69)	$17.48	2.92%	$2,902,902	0.99%	2.10%	0.99%	157.60%
Year Ended December 31, 2006	$16.60	0.35	3.18	3.53	(0.37)	(1.18)	—	(1.55)	$18.58	22.67%	$3,985,456	1.01%	1.95%	1.01%	48.61%
Year Ended December 31, 2005	$15.58	0.35	1.43	1.78	(0.21)	(0.55)	—	(0.76)	$16.60	12.09%	$4,349,208	0.91%	1.92%	0.91%	48.94%

Class II Shares
Year Ended December 31, 2009 (e)	$7.70	0.18	2.07	2.25	(0.16)	—	—	(0.16)	$9.79	29.51%	$1,035,457	1.28%	2.16%	1.28%	103.22%
Year Ended December 31, 2008 (e)	$17.44	0.38	(7.80)	(7.42)	(0.13)	(2.10)	(0.09)	(2.32)	$7.70	(46.48%)	$1,066,596	1.30%	2.78%	1.30%	114.10%
Year Ended December 31, 2007	$18.50	0.36	0.19	0.55	(0.31)	(1.30)	—	(1.61)	$17.44	2.71%	$2,488,431	1.23%	1.85%	1.23%	157.60%
Year Ended December 31, 2006	$16.54	0.30	3.17	3.47	(0.33)	(1.18)	—	(1.51)	$18.50	22.40%	$2,972,385	1.26%	1.68%	1.26%	48.61%
Year Ended December 31, 2005	$15.53	0.23	1.51	1.74	(0.18)	(0.55)	—	(0.73)	$16.54	11.79%	$2,852,388	1.17%	1.40%	1.17%	48.94%

Class III Shares
Year Ended December 31, 2009 (e)	$7.70	0.20	2.07	2.27	(0.18)	—	—	(0.18)	$9.79	29.84%	$54,613,978	1.03%	2.42%	1.03%	103.22%
Year Ended December 31, 2008 (e)	$17.43	0.42	(7.80)	(7.38)	(0.15)	(2.10)	(0.10)	(2.35)	$7.70	(46.33%)	$56,117,809	1.04%	3.01%	1.04%	114.10%
Year Ended December 31, 2007	$18.53	0.41	0.18	0.59	(0.39)	(1.30)	—	(1.69)	$17.43	2.93%	$138,847,001	0.99%	2.14%	0.99%	157.60%
Year Ended December 31, 2006	$16.56	0.34	3.18	3.52	(0.37)	(1.18)	—	(1.55)	$18.53	22.75%	$169,277,702	1.01%	1.87%	1.01%	48.61%
Year Ended December 31, 2005	$15.54	0.24	1.54	1.78	(0.21)	(0.55)	—	(0.76)	$16.56	12.05%	$116,151,030	0.93%	1.64%	0.93%	48.94%

Class IV Shares
Year Ended December 31, 2009 (e)	$7.72	0.20	2.08	2.28	(0.18)	—	—	(0.18)	$9.82	29.89%	$26,722,773	1.03%	2.40%	1.03%	103.22%
Year Ended December 31, 2008 (e)	$17.47	0.41	(7.81)	(7.40)	(0.15)	(2.10)	(0.10)	(2.35)	$7.72	(46.35%)	$25,538,325	1.04%	3.01%	1.04%	114.10%
Year Ended December 31, 2007	$18.57	0.40	0.20	0.60	(0.40)	(1.30)	—	(1.70)	$17.47	2.90%	$57,819,423	0.99%	2.09%	0.99%	157.60%
Year Ended December 31, 2006	$16.60	0.34	3.18	3.52	(0.37)	(1.18)	—	(1.55)	$18.57	22.74%	$67,199,978	1.02%	1.93%	1.02%	48.61%
Year Ended December 31, 2005	$15.57	0.25	1.52	1.77	(0.19)	(0.55)	—	(0.74)	$16.60	11.97%	$66,597,240	1.03%	1.56%	1.03%	48.94%

Class VI Shares
Year Ended December 31, 2009 (e)	$7.67	0.21	2.03	2.24	(0.16)	—	—	(0.16)	$9.75	29.49%	$46,170,735	1.29%	2.78%	1.29%	103.22%
Year Ended December 31, 2008 (e)	$17.38	0.34	(7.73)	(7.39)	(0.13)	(2.10)	(0.09)	(2.32)	$7.67	(46.45%)	$122,577,295	1.30%	2.70%	1.30%	114.10%
Year Ended December 31, 2007	$18.49	0.31	0.24	0.55	(0.36)	(1.30)	—	(1.66)	$17.38	2.70%	$282,602,468	1.23%	1.73%	1.23%	157.60%
Year Ended December 31, 2006	$16.56	0.30	3.17	3.47	(0.36)	(1.18)	—	(1.54)	$18.49	22.41%	$138,946,197	1.26%	1.40%	1.26%	48.61%
Year Ended December 31, 2005	$15.55	0.20	1.55	1.75	(0.19)	(0.55)	—	(0.74)	$16.56	11.80%	$42,916,002	1.19%	1.41%	1.19%	48.94%

Class Y Shares
Year Ended December 31, 2009 (e)	$7.72	0.20	2.09	2.29	(0.19)	—	—	(0.19)	$9.82	30.09%	$161,542,762	0.87%	2.38%	0.87%	103.22%
Period Ended December 31, 2008 (e)(f)	$15.84	0.25	(6.00)	(5.75)	(0.17)	(2.10)	(0.10)	(2.37)	$7.72	(40.66%)	$46,396,242	0.96%	1.54%	0.96%	114.10%

Amounts designated as “—“ are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.

(b)	Annualized for periods less than one year.

(c)	There were no fee reductions during the period.

(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(e)	Per share calculations were performed using average shares method.

(f)	For the period from March 27, 2008 (commencement of operations) through December 31, 2008.

73

FINANCIAL HIGHLIGHTS: NVIT MULTI-MANAGER LARGE CAP GROWTH FUND

Selected Data for Each Share of Capital Outstanding

		Operations			Distributions				Ratios/Supplemental Data
			Net									Ratio of
			Realized								Ratio	Expenses
			and								of Net	(Prior to
	Net Asset		Unrealized							Ratio of	Investment	Reimburse-
	Value,	Net	Gains		Net		Net Asset		Net Assets	Expenses	Income to	ments) to
	Beginning	Investment	(Losses) From	Total from	Investment	Total	Value, End	Total	at End of	to Average	Average	Average	Portfolio
	of Period	Income	Investments	Operations	Income	Distributions	of Period	Return (a)	Period	Net Assets (b)	Net Assets (b)	Net Assets (b)(c)	Turnover (d)
Class I Shares
Year Ended December 31, 2009 (e)	$6.74	0.07	1.93	2.00	(0.05)	(0.05)	$8.69	29.78%	$20,865,015	0.90%	0.80%	0.90%	122.44%
Period Ended December 31, 2008 (f)	$10.00	0.02	(3.26)	(3.24)	(0.02)	(0.02)	$6.74	(32.41%)	$140,989	0.89%	0.62%	0.98%	92.12%

Class II Shares
Year Ended December 31, 2009 (e)	$6.74	0.04	1.93	1.97	(0.03)	(0.03)	$8.68	29.35%	$166,476,068	1.14%	0.52%	1.14%	122.44%
Period Ended December 31, 2008 (f)	$10.00	0.02	(3.26)	(3.24)	(0.02)	(0.02)	$6.74	(32.45%)	$652,992	1.12%	0.44%	1.24%	92.12%

Class Y Shares
Year Ended December 31, 2009 (e)	$6.74	0.06	1.96	2.02	(0.06)	(0.06)	$8.70	30.07%	$285,373,595	0.75%	0.84%	0.75%	122.44%
Period Ended December 31, 2008 (f)	$10.00	0.03	(3.26)	(3.23)	(0.03)	(0.03)	$6.74	(32.37%)	$92,696,160	0.75%	0.72%	0.86%	92.12%

(a)	Not annualized for periods less than one year.

(b)	Annualized for periods less than one year.

(c)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(e)	Per share calculations were performed using average shares method.

(f)	For the period from March 25, 2008 (commencement of operations) through December 31, 2008.

74

FINANCIAL HIGHLIGHTS: NVIT MULTI-MANAGER LARGE CAP VALUE FUND

Selected Data for Each Share of Capital Outstanding

		Operations			Distributions					Ratios/Supplemental Data
			Net										Ratio of
			Realized									Ratio	Expenses
			and									of Net	(Prior to
	Net Asset		Unrealized								Ratio of	Investment	Reimburse-
	Value,	Net	Gains		Net	Net		Net Asset		Net Assets	Expenses	Income to	ments) to
	Beginning	Investment	(Losses) from	Total from	Investment	Realized	Total	Value, End	Total	at End	to Average	Average	Average Net	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)	of Period	Net Assets (b)	Net Assets (b)	Assets (b)(c)	Turnover (d)
Class I Shares
Year Ended December 31, 2009 (e)	$6.62	0.10	1.71	1.81	(0.08)	—	(0.08)	$8.35	27.59%	$6,982,599	0.89%	1.28%	0.89%	95.68%
Period Ended December 31, 2008 (f)	$10.00	0.07	(3.38)	(3.31)	(0.07)	—	(0.07)	$6.62	(33.19%)	$368,717	0.87%	1.81%	0.99%	72.96%

Class II Shares
Year Ended December 31, 2009 (e)	$6.61	0.08	1.72	1.80	(0.07)	—	(0.07)	$8.34	27.41%	$49,508,983	1.14%	1.04%	1.14%	95.68%
Period Ended December 31, 2008 (f)	$10.00	0.06	(3.38)	(3.32)	(0.07)	—	(0.07)	$6.61	(33.34%)	$3,488,798	1.16%	1.38%	1.26%	72.96%

Class Y Shares
Year Ended December 31, 2009 (e)	$6.62	0.11	1.71	1.82	(0.09)	—	(0.09)	$8.35	27.77%	$285,142,120	0.74%	1.50%	0.74%	95.68%
Period Ended December 31, 2008 (f)	$10.00	0.08	(3.38)	(3.30)	(0.08)	—	(0.08)	$6.62	(33.16%)	$93,079,713	0.77%	1.66%	0.87%	72.96%

Amounts designated as “—” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.

(b)	Annualized for periods less than one year.

(c)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(e)	Per share calculations were performed using average shares method.

(f)	For the period from March 25, 2008 (commencement of operations) through December 31, 2008.

75

FINANCIAL HIGHLIGHTS: NVIT MULTI-MANAGER MID CAP GROWTH FUND

Selected Data for Each Share of Capital Outstanding

		Operations			Distributions					Ratios/Supplemental Data
			Net										Ratio of
			Realized									Ratio	Expenses
			and									of Net	(Prior to
	Net Asset		Unrealized								Ratio of	Investment	Reimburse-
	Value,	Net	Gains		Net	Net		Net Asset		Net Assets	Expenses	Income (Loss)	ments) to
	Beginning	Investment	(Losses) from	Total from	Investment	Realized	Total	Value, End	Total	at End	to Average	to Average	Average Net	Portfolio
	of Period	Income (Loss)	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)	of Period	Net Assets (b)	Net Assets (b)	Assets (b)(c)	Turnover (d)
Class I Shares
Year Ended December 31, 2009 (e)	$6.61	(0.02)	1.80	1.78	—	—	—	$8.39	27.12%	$434,045,905	0.89%	(0.31%)	0.90%	146.76%
Period Ended December 31, 2008 (f)	$10.00	(0.01)	(3.38)	(3.39)	—	—	—	$6.61	(33.90%)	$3,323,047	0.94%	(0.32%)	1.02%	108.89%

Class II Shares
Year Ended December 31, 2009 (e)	$6.59	(0.04)	1.80	1.76	—	—	—	$8.35	26.71%	$176,404,557	1.15%	(0.56%)	1.18%	146.76%
Period Ended December 31, 2008 (f)	$10.00	(0.02)	(3.39)	(3.41)	—	—	—	$6.59	(34.10%)	$82,944,963	1.18%	(0.57%)	1.26%	108.89%

Class Y Shares
Year Ended December 31, 2009 (e)	$6.61	(0.02)	1.82	1.80	—	—	—	$8.41	27.23%	$113,349,997	0.83%	(0.24%)	0.85%	146.76%
Period Ended December 31, 2008 (f)	$10.00	—	(3.39)	(3.39)	—	—	—	$6.61	(33.90%)	$33,016,515	0.82%	(0.14%)	0.99%	108.89%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.

(b)	Annualized for periods less than one year.

(c)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(e)	Per share calculations were performed using average shares method.

(f)	For the period from March 25, 2008 (commencement of operations) through December 31, 2008.

76

FINANCIAL HIGHLIGHTS: NVIT MULTI-MANAGER MID CAP VALUE FUND

Selected Data for Each Share of Capital Outstanding

		Operations			Distributions					Ratios/Supplemental Data
			Net									Ratio of
			Realized								Ratio	Expenses
			and								of Net	(Prior to
	Net Asset		Unrealized							Ratio of	Investment	Reimburse-
	Value,	Net	Gains		Net		Net Asset		Net Assets	Expenses	Income to	ments) to
	Beginning	Investment	(Losses) From	Total from	Investment	Total	Value, End	Total	at End of	to Average	Average	Average	Portfolio
	of Period	Income	Investments	Operations	Income	Distributions	of Period	Return (a)	Period	Net Assets (b)	Net Assets (b)	Net Assets (b)(c)	Turnover (d)
Class I Shares
Year Ended December 31, 2009 (e)	$7.07	0.13	2.03	2.16	(0.10)	(0.10)	$9.13	30.76%	$9,371	0.91%	1.70%	0.95%	224.72%
Period Ended December 31, 2008 (e)(f)	$10.00	0.11	(2.94)	(2.83)	(0.10)	(0.10)	$7.07	(28.35%)	$9,595	0.81%	1.58%	0.99%	114.39%

Class II Shares
Year Ended December 31, 2009 (e)	$7.07	0.11	2.02	2.14	(0.08)	(0.08)	$9.13	30.47%	$479,483,845	1.08%	1.35%	1.11%	224.72%
Period Ended December 31, 2008 (e)(f)	$10.00	0.10	(2.94)	(2.84)	(0.09)	(0.09)	$7.07	(28.50%)	$175,240,571	1.15%	1.47%	1.21%	114.39%

Class Y Shares
Year Ended December 31, 2009 (e)	$7.07	0.13	2.03	2.17	(0.10)	(0.10)	$9.14	30.90%	$113,186,682	0.82%	1.62%	0.85%	224.72%
Period Ended December 31, 2008 (e)(f)	$10.00	0.13	(2.96)	(2.83)	(0.10)	(0.10)	$7.07	(28.35%)	$33,267,028	0.81%	1.95%	0.96%	114.39%

(a)	Not annualized for periods less than one year.

(b)	Annualized for periods less than one year.

(c)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(e)	Per share calculations were performed using average shares method.

(f)	For the period from March 25, 2008 (commencement of operations) through December 31, 2008.

77

FINANCIAL HIGHLIGHTS: NVIT MULTI-MANAGER SMALL CAP GROWTH FUND

Selected Data for Each Share of Capital Outstanding

		Operations			Distributions					Ratios/Supplemental Data
			Net									Ratio of
			Realized								Ratio	Expenses
			and								of Net	(Prior to
	Net Asset		Unrealized							Ratio of	Investment	Reimburse-
	Value,	Net	Gains		Net		Net Asset		Net Assets	Expenses	Loss to	ments) to
	Beginning	Investment	(Losses) From	Total from	Investment	Total	Value, End	Total	at End of	to Average	Average	Average	Portfolio
	of Period	Income	Investments	Operations	Income	Distributions	of Period	Return	Period	Net Assets	Net Assets	Net Assets (a)	Turnover (b)(e)
Class I Shares
Year Ended December 31, 2009 (c)	$9.65	(0.10)	2.75	2.65	—	—	$12.30	27.46%	$50,456,742	1.28%	(1.02%)	1.28%	115.90%
Year Ended December 31, 2008	$18.01	(0.08)	(8.28)	(8.36)	—	—	$9.65	(46.42%)	$46,899,774	1.26%	(0.50%)	1.26%	103.33%
Year Ended December 31, 2007	$16.41	(0.16)	1.76	1.60	—	—	$18.01	9.75%	$108,218,694	1.22%	(0.83%)	1.22%	63.09%
Year Ended December 31, 2006	$15.90	(0.14)	0.65	0.51	—	—	$16.41	3.21%	$123,771,355	1.25%	(0.81%)	1.25%	58.45%
Year Ended December 31, 2005	$14.71	(0.13)	1.32	1.19	—	—	$15.90	8.09%	$141,684,344	1.22%	(0.83%)	1.22%	58.28%

Class II Shares
Year Ended December 31, 2009 (c)	$9.49	(0.13)	2.71	2.58	—	—	$12.07	27.19%	$13,225,952	1.53%	(1.28%)	1.53%	115.90%
Year Ended December 31, 2008	$17.75	(0.14)	(8.12)	(8.26)	—	—	$9.49	(46.54%)	$10,778,869	1.52%	(0.78%)	1.52%	103.33%
Year Ended December 31, 2007	$16.21	(0.13)	1.67	1.54	—	—	$17.75	9.50%	$31,237,254	1.47%	(1.07%)	1.47%	63.09%
Year Ended December 31, 2006	$15.74	(0.18)	0.65	0.47	—	—	$16.21	2.99%	$19,047,491	1.51%	(1.07%)	1.51%	58.45%
Year Ended December 31, 2005	$14.61	(0.14)	1.27	1.13	—	—	$15.74	7.73%	$19,521,332	1.46%	(1.08%)	1.46%	58.28%

Class III Shares
Year Ended December 31, 2009 (c)	$9.59	(0.10)	2.75	2.65	—	—	$12.24	27.63%	$248,694	1.28%	(1.04%)	1.28%	115.90%
Year Ended December 31, 2008	$17.91	(0.08)	(8.24)	(8.32)	—	—	$9.59	(46.45%)	$248,071	1.24%	(0.50%)	1.24%	103.33%
Year Ended December 31, 2007	$16.31	(0.15)	1.75	1.60	—	—	$17.91	9.81%	$612,597	1.20%	(0.80%)	1.20%	63.09%
Year Ended December 31, 2006	$15.80	(0.16)	0.67	0.51	—	—	$16.31	3.23%	$666,901	1.24%	(0.80%)	1.24%	58.45%
Year Ended December 31, 2005	$14.63	(0.14)	1.31	1.17	—	—	$15.80	8.00%	$832,688	1.23%	(0.84%)	1.23%	58.28%

Class Y Shares
Year Ended December 31, 2009 (c)	$9.66	(0.09)	2.77	2.68	—	—	$12.34	27.74%	$30,087,335	1.12%	(0.88%)	1.12%	115.90%
Period Ended December 31, 2008 (d)	$14.36	—	(4.70)	(4.70)	—	—	$9.66	(32.73%)(e)	$8,729,807	1.20%(f)	(0.09%)(f)	1.20%(f)	103.33%

Amounts designated as “—” are zero or have been rounded to zero.

(a)	There were no fee reductions during the year.

(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(c)	Per share calculations were performed using average shares method.

(d)	For the period from March 27, 2008 (commencement of operations) through December 31, 2008.

(e)	Not annualized for periods less than one year.

(f)	Annualized for periods less than one year.

78

FINANCIAL HIGHLIGHTS: NVIT MULTI-MANAGER SMALL CAP VALUE FUND

Selected Data for Each Share of Capital Outstanding

		Operations			Distributions						Ratios/Supplemental Data
			Net											Ratio of
			Realized										Ratio	Expenses
			and										of Net	(Prior to
	Net Asset		Unrealized									Ratio of	Investment	Reimburse-
	Value,	Net	Gains		Net	Net			Net Asset		Net Assets	Expenses	Income (Loss)	ments) to
	Beginning	Investment	(Losses) from	Total from	Investment	Realized	Total	Redemption	Value, End	Total	at End of	to Average	to Average	Average Net	Portfolio
	of Period	Income (Loss)	Investments	Operations	Income	Gains	Distributions	Fees	of Period	Return	Period	Net Assets	Net Assets	Assets (a)	Turnover (b)
Class I Shares
Year Ended December 31, 2009 (c)	$6.62	0.06	1.66	1.72	(0.04)	—	(0.04)	—	$8.30	26.22%	$208,335,958	1.16%	0.82%	1.16%	62.55%
Year Ended December 31, 2008	$9.88	0.12	(3.28)	(3.16)	(0.10)	—	(0.10)	—	$6.62	(32.15%)	$203,855,899	1.08%	1.29%	1.10%	119.80%
Year Ended December 31, 2007	$12.45	0.10	(0.87)	(0.77)	(0.15)	(1.65)	(1.80)	—	$9.88	(6.89%)	$410,073,252	1.14%	0.66%	1.14%	94.94%
Year Ended December 31, 2006	$11.53	0.07	1.91	1.98	(0.06)	(1.00)	(1.06)	—	$12.45	17.29%	$587,083,741	1.13%	0.47%	1.13%	115.12%
Year Ended December 31, 2005	$12.62	0.03	0.35	0.38	(0.01)	(1.46)	(1.47)	—	$11.53	3.07%	$634,107,304	1.12%	0.09%	1.12%	188.69%

Class II Shares
Year Ended December 31, 2009 (c)	$6.54	0.03	1.65	1.68	(0.04)	—	(0.04)	—	$8.18	25.86%	$30,352,462	1.40%	0.45%	1.40%	62.55%
Year Ended December 31, 2008	$9.76	0.09	(3.23)	(3.14)	(0.08)	—	(0.08)	—	$6.54	(32.30%)	$21,181,023	1.32%	0.97%	1.35%	119.80%
Year Ended December 31, 2007	$12.34	0.06	(0.87)	(0.81)	(0.12)	(1.65)	(1.77)	—	$9.76	(7.23%)	$37,579,430	1.39%	0.38%	1.39%	94.94%
Year Ended December 31, 2006	$11.43	0.03	1.91	1.94	(0.03)	(1.00)	(1.03)	—	$12.34	17.10%	$55,228,598	1.38%	0.23%	1.38%	115.12%
Year Ended December 31, 2005	$12.55	(0.02)	0.36	0.34	—	(1.46)	(1.46)	—	$11.43	2.78%	$44,094,071	1.38%	(0.15%)	1.38%	188.69%

Class III Shares
Year Ended December 31, 2009 (c)	$6.63	0.06	1.67	1.73	(0.04)	—	(0.04)	—	$8.32	26.33%	$502,519	1.16%	0.84%	1.16%	62.55%
Year Ended December 31, 2008	$9.90	0.12	(3.29)	(3.17)	(0.10)	—	(0.10)	—	$6.63	32.21%	$506,519	1.12%	1.34%	1.14%	119.80%
Year Ended December 31, 2007	$12.48	0.10	(0.88)	(0.78)	(0.15)	(1.65)	(1.80)	—	$9.90	6.92%	$991,682	1.11%	0.68%	1.12%	94.94%
Year Ended December 31, 2006	$11.55	0.07	1.92	1.99	(0.06)	(1.00)	(1.06)	—	$12.48	17.37%	$1,485,343	1.12%	0.47%	1.12%	115.12%
Year Ended December 31, 2005	$12.64	0.03	0.35	0.38	(0.01)	(1.46)	(1.47)	—	$11.55	3.06%	$1,445,191	1.13%	0.08%	1.13%	188.69%

Class IV Shares
Year Ended December 31, 2009 (c)	$6.61	0.06	1.67	1.73	(0.04)	—	(0.04)	—	$8.30	26.41%	$23,201,040	1.16%	0.83%	1.16%	62.55%
Year Ended December 31, 2008	$9.88	0.11	(3.28)	(3.17)	(0.10)	—	(0.10)	—	$6.61	(32.27%)	$23,344,639	1.11%	1.21%	1.14%	119.80%
Year Ended December 31, 2007	$12.45	0.09	(0.86)	(0.77)	(0.15)	(1.65)	(1.80)	—	$9.88	(6.92%)	$41,650,497	1.10%	0.67%	1.11%	94.94%
Year Ended December 31, 2006	$11.53	0.07	1.91	1.98	(0.06)	(1.00)	(1.06)	—	$12.45	17.40%	$52,342,646	1.12%	0.48%	1.12%	115.12%
Year Ended December 31, 2005	$12.62	0.03	0.35	0.38	(0.01)	(1.46)	(1.47)	—	$11.53	3.07%	$52,727,490	1.12%	0.10%	1.12%	188.69%

Class Y Shares
Year Ended December 31, 2009 (c)	$6.61	0.05	1.69	1.74	(0.04)	—	(0.04)	—	$8.31	26.60%	$30,053,556	1.00%	0.67%	1.00%	62.55%
Period Ended December 31, 2008 (d)	$9.29	0.06	(2.65)	(2.59)	(0.09)	—	(0.09)	—	$6.61	(28.01%) (e)	$8,762,016	0.98% (f)	1.19% (f)	1.01% (f)	119.80%

Amounts designated as “—” are zero or have been rounded to zero.

(a)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(c)	Per share calculations were performed using average shares method.

(d)	For the period from March 27, 2008 (commencement of operations) through December 31, 2008.

(e)	Not annualized for periods less than one year.

(f)	Annualized for periods less than one year.

79

FINANCIAL HIGHLIGHTS: NVIT MULTI-MANAGER SMALL COMPANY FUND

Selected Data for Each Share of Capital Outstanding

		Operations			Distributions						Ratios/Supplemental Data
			Net											Ratio of
			Realized										Ratio	Expenses
			and										of Net	(Prior to
	Net Asset		Unrealized									Ratio of	Investment	Reimburse-
	Value,	Net	Gains		Net	Net			Net Asset		Net Assets	Expenses	Income (Loss)	ments) to
	Beginning	Investment	(Losses) from	Total from	Investment	Realized	Total	Redemption	Value, End	Total	at End of	to Average	to Average	Average Net		Portfolio
	of Period	Income (Loss)	Investments	Operations	Income	Gains	Distributions	Fees	of Period	Return (a)	Period	Net Assets (b)	Net Assets (b)	Assets (b)		Turnover (c)
Class I Shares
Year Ended December 31, 2009 (d)	$10.76	0.04	3.68	3.72	(0.03)	—	(0.03)	—	$14.45	34.70%	$352,187,874	1.19%	0.38%	1.19%	(e)	77.10%
Year Ended December 31, 2008	$22.21	0.14	(7.45)	(7.31)	(0.14)	(4.00)	(4.14)	—	$10.76	(38.19%)	$312,192,179	1.19%	0.85%	1.19%	(e)	113.50%
Year Ended December 31, 2007	$24.99	0.06	0.67	0.73	(0.02)	(3.49)	(3.51)	—	$22.21	2.13%	$628,302,006	1.19%	0.24%	1.19%	(e)	115.83%
Year Ended December 31, 2006	$22.78	0.03	2.67	2.70	(0.03)	(0.46)	(0.49)	—	$24.99	12.04%	$749,047,903	1.19%	0.11%	1.19%	(e)	104.59%
Year Ended December 31, 2005	$22.96	(0.03)	2.84	2.81	—	(2.99)	(2.99)	—	$22.78	12.32%	$831,778,341	1.20%	(0.12%)	1.20%	(e)	128.34%

Class II Shares
Year Ended December 31, 2009 (d)	$10.53	0.02	3.60	3.62	(0.02)	—	(0.02)	—	$14.13	34.43%	$48,640,531	1.44%	0.18%	1.44%	(e)	77.10%
Year Ended December 31, 2008	$21.84	0.09	(7.30)	(7.21)	(0.10)	(4.00)	(4.10)	—	$10.53	(38.35%)	$67,160,569	1.45%	0.57%	1.45%	(e)	113.50%
Year Ended December 31, 2007	$24.66	—	0.67	0.67	—	(3.49)	(3.49)	—	$21.84	1.89%	$110,373,399	1.42%	0.01%	1.42%	(e)	115.83%
Year Ended December 31, 2006	$22.53	(0.03)	2.63	2.60	(0.01)	(0.46)	(0.47)	—	$24.66	11.75%	$106,813,380	1.45%	(0.12%)	1.45%	(e)	104.59%
Year Ended December 31, 2005	$22.80	(0.07)	2.79	2.72	—	(2.99)	(2.99)	—	$22.53	12.01%	$74,165,283	1.45%	(0.37%)	1.45%	(e)	128.34%

Class III Shares
Year Ended December 31, 2009 (d)	$10.78	0.04	3.69	3.73	(0.03)	—	(0.03)	—	$14.48	34.73%	$2,523,106	1.19%	0.35%	1.19%	(e)	77.10%
Year Ended December 31, 2008	$22.24	0.16	(7.47)	(7.31)	(0.15)	(4.00)	(4.15)	—	$10.78	(38.16%)	$1,491,946	1.16%	0.90%	1.16%	(e)	113.50%
Year Ended December 31, 2007	$25.01	0.06	0.67	0.73	(0.01)	(3.49)	(3.50)	—	$22.24	2.11%	$2,985,655	1.21%	0.19%	1.21%	(e)	115.83%
Year Ended December 31, 2006	$22.80	0.03	2.68	2.71	(0.04)	(0.46)	(0.50)	—	$25.01	12.06%	$4,880,884	1.18%	0.16%	1.18%	(e)	104.59%
Year Ended December 31, 2005	$22.98	(0.02)	2.83	2.81	—	(2.99)	(2.99)	—	$22.80	12.31%	$2,548,033	1.22%	(0.14%)	1.22%	(e)	128.34%

Class IV Shares
Year Ended December 31, 2009 (d)	$10.76	0.04	3.67	3.71	(0.03)	—	(0.03)	—	$14.44	34.61%	$23,013,941	1.19%	0.38%	1.19%	(e)	77.10%
Year Ended December 31, 2008	$22.21	0.14	(7.45)	(7.31)	(0.14)	(4.00)	(4.14)	—	$10.76	(38.19%)	$20,512,653	1.20%	0.83%	1.20%	(e)	113.50%
Year Ended December 31, 2007	$24.99	0.07	0.67	0.74	(0.03)	(3.49)	(3.52)	—	$22.21	2.15%	$39,300,304	1.17%	0.26%	1.17%	(e)	115.83%
Year Ended December 31, 2006	$22.78	0.03	2.67	2.70	(0.03)	(0.46)	(0.49)	—	$24.99	12.04%	$42,375,147	1.19%	0.12%	1.19%	(e)	104.59%
Year Ended December 31, 2005	$22.96	(0.03)	2.84	2.81	—	(2.99)	(2.99)	—	$22.78	12.32%	$43,205,522	1.20%	(0.12%)	1.20%	(e)	128.34%

Class Y Shares
Year Ended December 31, 2009 (d)	$10.76	0.05	3.68	3.73	(0.04)	—	(0.04)	—	$14.45	34.80%	$17,171,892	1.03%	0.43%	1.03%	(e)	77.10%
Period Ended December 31, 2008 (f)	$20.20	0.12	(5.39)	(5.27)	(0.17)	(4.00)	(4.17)	—	$10.76	(32.67%)	$5,084,763	1.08%	0.99%	1.08%	(e)	113.50%

Amounts designated as “—“ are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.

(b)	Annualized for periods less than one year.

(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d)	Per share calculations were performed using average shares method.

(e)	There were no fee reductions during the period.

(f)	For the period from March 27, 2008 (commencement of operations) through December 31, 2008.

80

This page intentionally left blank

Information from Nationwide Funds

Please read this prospectus before you invest, and keep it with your records. This prospectus is intended for use in connection with variable insurance contracts. The following documents – which may be obtained free of charge – contain additional information about the Funds:

•	Statement of Additional Information (incorporated by reference into this prospectus)

•	Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year)

•	Semiannual Reports

To obtain a document free of charge, to request other information about the Funds, or to make inquiries to the Funds, call 800-848-6331, visit www.nationwide.com/mutualfunds or contact your variable insurance provider.

Information from the Securities and Exchange Commission (“SEC”)

You can obtain copies of Fund documents from the SEC (the SEC charges a fee to copy any documents except when accessing Fund documents directly on the SEC’s EDGAR database):

•	on the SEC’s EDGAR database via the Internet at www.sec.gov

•	by electronic request to publicinfo@sec.gov

•	in person at the SEC’s Public Reference Room in Washington, D.C. (call 202-551-8090 for their hours of operation)

•	by mail by sending your request to Securities and Exchange Commission Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102.

Nationwide Funds Group
1000 Continental Drive, Suite 400
King of Prussia, PA 19406

The Trust’s Investment Company Act File No.: 811-3213

Nationwide, Nationwide Financial, the Nationwide framemark, Nationwide Funds,
Nationwide Funds Group and On Your Side are service marks of
Nationwide Mutual Insurance Company.

NPR-MM (5/10)	© 2010 Nationwide Funds Group. All rights reserved.

Nationwide Variable Insurance Trust
Prospectus May 1, 2010

Fund and Class
American Century NVIT Multi Cap Value Fund Class Y

American Century NVIT Multi Cap Value Fund Class I

American Century NVIT Multi Cap Value Fund Class II

Gartmore NVIT International Equity Fund Class Y

Gartmore NVIT International Equity Fund Class I

Gartmore NVIT International Equity Fund Class II

Gartmore NVIT International Equity Fund Class III

Gartmore NVIT International Equity Fund Class VI

Gartmore NVIT Worldwide Leaders Fund Class I

Gartmore NVIT Worldwide Leaders Fund Class II

Gartmore NVIT Worldwide Leaders Fund Class III

Gartmore NVIT Worldwide Leaders Fund Class VI

Neuberger Berman NVIT Multi Cap Opportunities Fund Class I

Neuberger Berman NVIT Multi Cap Opportunities Fund Class II

Neuberger Berman NVIT Socially Responsible Fund Class Y

Neuberger Berman NVIT Socially Responsible Fund Class I

Neuberger Berman NVIT Socially Responsible Fund Class II

NVIT Developing Markets Fund (formerly, Gartmore NVIT Developing Markets Fund) Class I

NVIT Developing Markets Fund (formerly, Gartmore NVIT Developing Markets Fund) Class II

NVIT Emerging Markets Fund (formerly, Gartmore NVIT Emerging Markets Fund) Class Y

NVIT Emerging Markets Fund (formerly, Gartmore NVIT Emerging Markets Fund) Class I

NVIT Emerging Markets Fund (formerly, Gartmore NVIT Emerging Markets Fund) Class II

NVIT Emerging Markets Fund (formerly, Gartmore NVIT Emerging Markets Fund) Class III

Fund and Class
NVIT Emerging Markets Fund (formerly, Gartmore NVIT Emerging Markets Fund) Class VI

NVIT Growth Fund Class I

NVIT Growth Fund Class IV

NVIT Nationwide Fund Class Y

NVIT Nationwide Fund Class I

NVIT Nationwide Fund Class II

NVIT Nationwide Fund Class III

NVIT Nationwide Fund Class IV

NVIT Real Estate Fund (formerly, Van Kampen NVIT Real Estate Fund) Class Y

NVIT Real Estate Fund (formerly, Van Kampen NVIT Real Estate Fund) Class I

NVIT Real Estate Fund (formerly, Van Kampen NVIT Real Estate Fund) Class II

Oppenheimer NVIT Large Cap Growth Fund Class Y

Oppenheimer NVIT Large Cap Growth Fund Class I

Oppenheimer NVIT Large Cap Growth Fund Class II

Templeton NVIT International Value Fund Class Y

Templeton NVIT International Value Fund Class I

Templeton NVIT International Value Fund Class II

Templeton NVIT International Value Fund Class III

Templeton NVIT International Value Fund Class VI

Van Kampen NVIT Comstock Value Fund Class Y

Van Kampen NVIT Comstock Value Fund Class I

Van Kampen NVIT Comstock Value Fund Class II

Van Kampen NVIT Comstock Value Fund Class IV

The Securities and Exchange Commission has not approved or disapproved these Funds’ shares or determined whether this Prospectus is complete or accurate. To state otherwise is a crime.

www.nationwide.com/mutualfunds

2	Fund Summaries
2	American Century NVIT Multi Cap Value Fund
5	Gartmore NVIT International Equity Fund
8	Gartmore NVIT Worldwide Leaders Fund
11	Neuberger Berman NVIT Multi Cap Opportunities Fund
14	Neuberger Berman NVIT Socially Responsible Fund
17	NVIT Developing Markets Fund
20	NVIT Emerging Markets Fund
23	NVIT Growth Fund
26	NVIT Nationwide Fund
29	NVIT Real Estate Fund
32	Oppenheimer NVIT Large Cap Growth Fund
35	Templeton NVIT International Value Fund
38	Van Kampen NVIT Comstock Value Fund

41	How the Funds Invest
41	American Century NVIT Multi Cap Value Fund
42	Gartmore NVIT International Equity Fund
43	Gartmore NVIT Worldwide Leaders Fund
44	Neuberger Berman NVIT Multi Cap Opportunities Fund
45	Neuberger Berman NVIT Socially Responsible Fund
46	NVIT Developing Markets Fund
47	NVIT Emerging Markets Fund
48	NVIT Growth Fund
49	NVIT Nationwide Fund
50	NVIT Real Estate Fund
51	Oppenheimer NVIT Large Cap Growth Fund
52	Templeton NVIT International Value Fund
53	Van Kampen NVIT Comstock Value Fund

54	Risks of Investing in the Funds

57	Fund Management

61	Investing with Nationwide Funds
61	Choosing a Share Class
61	Purchase Price
61	Fair Valuation
62	In-Kind Purchases
62	Selling Shares
62	Restrictions on Sales
62	Excessive or Short-Term Trading
63	Monitoring of Trading Activity
63	Restrictions on Transactions
63	Redemption Fees
64	Distribution and Services Plans
64	Revenue Sharing
65	Additional Information about Fees and Expenses

66	Distributions and Taxes

67	Financial Highlights

1

FUND SUMMARY: AMERICAN CENTURY NVIT MULTI CAP VALUE FUND

Objective

The Fund seeks capital appreciation, and secondarily current income.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. See the variable insurance contract prospectus.

	Class Y	Class I	Class II
	Shares	Shares	Shares
Shareholder Fees (fees paid directly from your investment)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.57%	0.57%	0.57%

Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%

Other Expenses[1]	2.85%	3.10%	3.10%

Total Annual Fund Operating Expenses	3.42%	3.67%	3.92%

Amount of Fee Waiver/Expense Reimbursement[2,3]	(2.75)%	(2.75)%	(2.83)%

Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.67%	0.92%	1.09%

1	The Board of Trustees of Nationwide Variable Insurance Trust (the “Trust”) has approved a new methodology for the allocation of certain Fund expenses, effective May 1, 2010, including those relating to the provision of administration and transfer agency services, as reflected in a new Joint Fund Administration and Transfer Agency Agreement. Accordingly, “Other Expenses” have been restated to reflect the new expense allocation methodology.
2	The Trust and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract limiting operating expenses to 0.67% (excluding Rule 12b-1 fees, administrative services fees and certain other expenses) for all share classes until May 1, 2011. The expense limitation agreement may be changed or eliminated at any time but only with the consent of the Board of Trustees. The Trust is authorized to reimburse the Adviser for management fees previously waived or reduced and/or for expenses previously paid by the Adviser provided, however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement.
3	The Trust and Nationwide Fund Distributors LLC have entered into a written contract waiving 0.08% of the Distribution and/or Service (12b-1) Fee for Class II shares until May 1, 2011.

2

FUND SUMMARY: AMERICAN CENTURY NVIT MULTI CAP VALUE FUND (cont.)

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class Y shares	$68	$793	$1,541	$3,517

Class I shares	94	868	1,663	3,744

Class II shares	111	935	1,776	3,960

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. From March 25, 2009, through December 31, 2009, the Fund’s portfolio turnover rate was 46.72% of the average value of its portfolio.

Principal Investment Strategies

Under normal conditions, the Fund invests at least 80% of its net assets in equity securities issued by companies in at least two of the following three market capitalization sizes: large-cap companies, mid-cap companies and small-cap companies. The Fund employs a “value” style of investment, which means investing in equity securities that the Fund’s subadviser believes to be trading at prices that do not reflect a company’s intrinsic value. The subadviser uses a bottom-up approach to identify stocks of companies that may be undervalued due to market declines, actual or anticipated bad news regarding a company or its industry, or failure of the market to perceive long-term value. To identify these companies, the subadviser looks for companies with earnings, cash flows, and/or assets that may not, in the subadviser’s view, be accurately reflected in the companies’ market prices. The subadviser attempts to purchase the stocks of these undervalued companies and hold each stock until its price has increased to, or is higher than, a level the subadviser believes more accurately reflects the fair value of the company. In order to generate current income, the subadviser also seeks companies that have a favorable income-paying history and for whom income payments are expected to continue or increase.

The subadviser may sell stocks if it believes:

•	a stock no longer meets its valuation criteria;

•	a stock’s risk parameters outweigh its return opportunity;

•	more attractive alternatives are identified or

•	specific events alter a stock’s prospects.

The Fund may invest in stocks of foreign companies.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Stock market risk – the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

Small- and mid-cap risks – small and mid-cap companies are usually less stable in price and less liquid than are larger, more established companies. Therefore, they generally involve more risk.

Value style risk – value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. In addition, value stocks as a group may be out of favor at times and underperform the overall equity market for long periods while the market concentrates on other types of stocks, such as “growth” stocks.

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.

If the value of the Fund’s investments goes down, you may lose money.

Performance

Performance information gives some indication of the risks of an investment in the Fund by comparing the Fund’s performance with a broad measure of market performance. Performance information is not provided because the Fund did not complete one full calendar year of operations as of the date of this Prospectus.

3

FUND SUMMARY: AMERICAN CENTURY NVIT MULTI CAP VALUE FUND (cont.)

Portfolio Management

Investment Adviser

Nationwide Fund Advisors

Subadviser

American Century Investment Management, Inc. (“American Century”)

Portfolio Managers

Portfolio Manager	Title	Length of Service
Phillip N. Davidson, CFA	Senior Vice President, CIO, Value Equity and Senior Portfolio Manager, American Century	Since June 1993

Kevin Toney, CFA	Vice President and Portfolio Manager, American Century	Since July 1999

Michael Liss, CFA	Vice President and Portfolio Manager, American Century	Since June 1998

Tax Information

The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable life and variable annuity insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.

Payments to Broker-Dealers and Other Financial Intermediaries

This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or its affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that may also be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

4

FUND SUMMARY: GARTMORE NVIT INTERNATIONAL EQUITY FUND

Objective

The Fund seeks long-term capital growth by investing primarily in equity securities of companies located in Europe, Australasia, the Far East and other regions, including developing countries.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. See the variable insurance contract prospectus.

	Class Y	Class I	Class II	Class III	Class VI
	Shares	Shares	Shares	Shares	Shares
Shareholder Fees (fees paid directly from your investment)	None	None	None	None	None

Redemption Fees (as a percentage of amount redeemed within 60 days of purchase)	N/A	N/A	N/A	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.80%	0.80%	0.80%	0.80%	0.80%

Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%	N/A	0.25%

Other Expenses[1]	0.28%	0.43%	0.43%	0.43%	0.43%

Total Annual Fund Operating Expenses	1.08%	1.23%	1.48%	1.23%	1.48%

1	The Board of Trustees of Nationwide Variable Insurance Trust (the “Trust”) has approved a new methodology for the allocation of certain Fund expenses, effective May 1, 2010, including those relating to the provision of administration and transfer agency services, as reflected in a new Joint Fund Administration and Transfer Agency Agreement. Accordingly, “Other Expenses” have been restated to reflect the new expense allocation methodology.

5

FUND SUMMARY: GARTMORE NVIT INTERNATIONAL EQUITY FUND (cont.)

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class Y shares	$110	$343	$595	$1,317

Class I shares	125	390	676	1,489

Class II shares	151	468	808	1,768

Class III shares	125	390	676	1,489

Class VI shares	151	468	808	1,768

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 330.92% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities issued by companies of any size, including small- and mid-cap companies, that are located in, or that derive at least 50% of their earnings or revenues from, countries around the world other than the United States. Some of these countries may be considered to be emerging market countries. Emerging market countries are developing and low- or middle-income countries, and may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

The Fund employs a growth style of investing. In other words, the Fund seeks companies whose earnings are expected to grow consistently faster than those of other companies. The subadviser looks for foreign markets that it believes offer the potential for strong economic growth, and assesses the valuation and growth rates both of a particular company and of the market where the company is located. The subadviser selects securities of companies it believes have the potential to deliver unexpected earnings and have prospects for earnings growth that the market has underestimated. The subadviser generally considers selling a security when it reaches a target price, fails to perform as expected, or when other opportunities appear more attractive. The Fund may engage in active and frequent trading of portfolio securities.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Stock market risk – the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.

Emerging markets risk – a magnification of the risks that apply to all foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets.

Small- and mid-cap risks – small- and mid-cap companies are usually less stable in price and less liquid than are larger, more established companies. Therefore, they generally involve more risk.

Growth style risk – growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market movements. In addition, growth stocks as a group may be out of favor at times and underperform the overall equity market for long periods while the market concentrates on other types of stocks, such as “value” stocks.

Portfolio turnover risk – a higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund’s performance and may increase share price volatility.

If the value of the Fund’s investments goes down, you may lose money.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by

6

FUND SUMMARY: GARTMORE NVIT INTERNATIONAL EQUITY FUND (cont.)

variable insurance contracts. If these amounts were reflected, returns would be less than those shown.

Annual Total Returns – Class I Shares
(Years Ended December 31,)

Best Quarter:  18.98% – 2nd qtr. of 2003
Worst Quarter:  −25.53% – 3rd qtr. of 2008

The inception dates for Class II, Class III, Class VI and Class Y shares are December 31, 2005, May 2, 2002, May 1, 2008 and March 27, 2008, respectively. Pre-inception historical performance for each of these share classes is based on the previous performance of Class I shares. Performance for Class II and Class VI shares has been adjusted to reflect those share classes’ higher expenses than those of Class I shares. Performance for Class Y shares has not been adjusted to reflect its lower expenses than those of Class I shares.

Average Annual Total Returns
(For Periods Ended December 31, 2009)

			Since Inception
	1 Year	5 Years	(August 30, 2000)
Class Y shares	29.72%	9.03%	1.17%

Class I shares	29.72%	9.03%	1.17%

Class II shares	29.40%	8.75%	0.92%

Class III shares	29.67%	9.02%	1.18%

Class VI shares	29.45%	8.97%	1.14%

MSCI All Country World ex U.S. Index (reflects no deduction for fees or expenses)	41.45%	5.83%	3.95% (Since August 31, 2000)

Portfolio Management

Investment Adviser

Nationwide Fund Advisors

Subadviser

Gartmore Global Partners (“GGP”)

Portfolio Managers

Portfolio Manager	Title	Length of Service
Brian O’Neill	Senior Investment Manager, GGP	Since July 1981

Edward Wallace, CFA	Investment Manager, GGP	Since June 2005

Tax Information

The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable life and variable annuity insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.

Payments to Broker-Dealers and Other Financial Intermediaries

This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or its affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that may also be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

7

FUND SUMMARY: GARTMORE NVIT WORLDWIDE LEADERS FUND

Objective

The Fund seeks long-term capital growth.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. See the variable insurance contract prospectus.

	Class I	Class II	Class III	Class VI
	Shares	Shares	Shares	Shares
Shareholder Fees (fees paid directly from your investment)	None	None	None	None

Redemption Fees (as a percentage of amount redeemed within 60 days of purchase)	N/A	N/A	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.80%	0.80%	0.80%	0.80%

Distribution and/or Service (12b-1) Fees	N/A	0.25%	N/A	0.25%

Other Expenses[1]	0.97%	0.97%	0.97%	0.97%

Total Annual Fund Operating Expenses	1.77%	2.02%	1.77%	2.02%

Amount of Fee Waiver/Expense Reimbursement[2]	(0.57)%	(0.57)%	(0.57)%	(0.57)%

Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.20%	1.45%	1.20%	1.45%

1	The Board of Trustees of Nationwide Variable Insurance Trust (the “Trust”) has approved a new methodology for the allocation of certain Fund expenses, effective May 1, 2010, including those relating to the provision of administration and transfer agency services, as reflected in a new Joint Fund Administration and Transfer Agency Agreement. Accordingly, “Other Expenses” have been restated to reflect the new expense allocation methodology.
2	The Trust and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract limiting operating expenses to 1.05% (excluding Rule 12b-1 fees, administrative services fees and certain other expenses) for all share classes until May 1, 2011. The expense limitation agreement may be changed or eliminated at any time but only with the consent of the Board of Trustees. The Trust is authorized to reimburse the Adviser for management fees previously waived or reduced and/or for expenses previously paid by the Adviser provided, however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement.

8

FUND SUMMARY: GARTMORE NVIT WORLDWIDE LEADERS FUND (cont.)

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I shares	$122	$502	$906	$2,037

Class II shares	148	578	1,035	2,302

Class III shares	122	502	906	2,037

Class VI shares	148	578	1,035	2,302

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 230.98% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities issued by companies located throughout the world (including the United States) that the subadviser believes are, or have the potential to be, well positioned to take advantage of growth opportunities in their respective industries. The Fund’s subadviser evaluates which industries appear to offer the most attractive growth rates and which companies have earnings potential greater than that expected by the stock markets in which their securities are traded. Some of these companies are multi-national companies operating globally, while others are located in, and primarily economically tied to, one country. The Fund normally invests in securities from at least three different countries. Under normal market conditions, the Fund invests at least 40% of its net assets (unless market conditions are not deemed favorable by the subadviser, in which case the Fund would invest at least 30%) in companies organized or having their principal place of business outside the United States or doing a substantial amount of business outside the United States. The subadviser generally considers selling a security when it reaches a target price, fails to perform as expected, or when other opportunities appear more attractive.

The Fund is nondiversified, which means that it may invest a significant portion of its assets in the securities of a single company or a small number of companies. The Fund may engage in active and frequent trading of portfolio securities.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Stock market risk – the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.

Nondiversified fund risk – because the Fund may hold larger positions in fewer securities than other funds, a single security’s increase or decrease in value may have a greater impact on the Fund’s value and total return.

Portfolio turnover risk – a higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund’s performance and may increase share price volatility.

If the value of the Fund’s investments goes down, you may lose money.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.

9

FUND SUMMARY: GARTMORE NVIT WORLDWIDE LEADERS FUND (cont.)

Annual Total Returns – Class I Shares
(Years Ended December 31,)

Best Quarter:  18.67% – 2nd qtr. of 2003
Worst Quarter:  −22.06% – 3rd qtr. of 2002

The inception dates for Class II, Class III and Class VI shares are December 31, 2005, May 2, 2003 and April 30, 2009, respectively. Pre-inception historical performance for each of these share classes is based on the previous performance of Class I shares. Performance for Class II and Class VI shares has been adjusted to reflect those share classes’ higher expenses than those of Class I shares.

Average Annual Total Returns
(For Periods Ended December 31, 2009)

	1 Year	5 Years	10 Years
Class I shares	25.00%	4.62%	0.47%

Class II shares	24.69%	4.36%	0.21%

Class III shares	25.00%	4.62%	0.47%

Class VI shares	25.05%	4.63%	0.47%

MSCI World Index (reflects no deduction for fees or expenses)	29.99%	2.01%	−0.24%

Portfolio Management

Investment Adviser

Nationwide Fund Advisors

Subadviser

Gartmore Global Partners (“GGP”)

Portfolio Manager

Portfolio Manager	Title	Length of Service
Neil Rogan	Portfolio Manager, GGP	Since September 1997

Tax Information

The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable life and variable annuity insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.

Payments to Broker-Dealers and Other Financial Intermediaries

This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or its affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that may also be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

10

FUND SUMMARY: NEUBERGER BERMAN NVIT MULTI CAP OPPORTUNITIES FUND

Objective

The Fund seeks long-term capital growth.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. See the variable insurance contract prospectus.

	Class I	Class II
	Shares	Shares
Shareholder Fees (fees paid directly from your investment)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.60%	0.60%

Distribution and/or Service (12b-1) Fees	N/A	0.25%

Other Expenses[1]	0.34%	0.19%

Total Annual Fund Operating Expenses	0.94%	1.04%

1	The Board of Trustees of Nationwide Variable Insurance Trust (the “Trust”) has approved a new methodology for the allocation of certain Fund expenses, effective May 1, 2010, including those relating to the provision of administration and transfer agency services, as reflected in a new Joint Fund Administration and Transfer Agency Agreement. Accordingly, “Other Expenses” have been restated to reflect the new expense allocation methodology.

11

FUND SUMMARY: NEUBERGER BERMAN NVIT MULTI CAP OPPORTUNITIES FUND (cont.)

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I shares	$96	$300	$520	$1,155

Class II shares	106	331	574	1,271

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 85.68% of the average value of its portfolio.

Principal Investment Strategies

Under normal conditions, the Fund invests primarily in equity securities of large- and mid-cap companies that, in the opinion of the subadviser, exhibit characteristics that are consistent with a value style of investing. “Value” investing means investing in stocks of companies that the Fund’s subadviser believes to be trading at prices that do not reflect a company’s intrinsic value. Companies issuing such securities may be currently out of favor, undervalued due to market declines, or experiencing poor operating conditions that the subadviser believes to be temporary. The Fund’s subadviser looks for well-managed companies with strong balance sheets whose stock prices are undervalued. The subadviser may also look for other characteristics in a company, such as a strong market position relative to competitors, a high level of stock ownership among management, and a recent sharp decline in stock price that appears to result from short-term market overreaction to negative news. The Fund seeks to reduce risk by diversifying among many companies and industries, although diversification may not reduce or eliminate risk of loss, especially in a down market.

The subadviser follows a disciplined selling strategy and may sell a stock when it reaches a target price, fails to perform as expected, or when other opportunities appear more attractive. The Fund may invest in stocks of foreign companies.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Stock market risk – the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

Mid-cap risk – mid-cap companies are usually less stable in price and less liquid than are larger, more established companies. Therefore, they generally involve greater risk.

Value style risk – value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. In addition, value stocks as a group may be out of favor at times and underperform the overall equity market for long periods while the market concentrates on other types of stocks, such as “growth” stocks.

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.

If the value of the Fund’s investments goes down, you may lose money.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.

12

FUND SUMMARY: NEUBERGER BERMAN NVIT MULTI CAP OPPORTUNITIES FUND (cont.)

Annual Total Returns – Class I Shares
(Year Ended December 31,)

Best Quarter:  25.24% – 2nd qtr. of 2009
Worst Quarter:  −4.15% – 1st qtr. of 2009

Average Annual Total Returns
(For Periods Ended December 31, 2009)

		Since Inception
	1 Year	(March 25, 2008)
Class I shares	52.96%	−8.92%

Class II shares	52.96%	−9.20%

Russell 1000 Value Index (reflects no deduction for fees or expenses)	19.69%	−10.22% (Since March 31, 2008)

Portfolio Management

Investment Adviser

Nationwide Fund Advisors

Subadviser

Neuberger Berman Management LLC (“Neuberger Berman”)

Portfolio Manager

Portfolio Manager	Title	Length of Service
S. Basu Mullick	Vice President, Neuberger Berman	Since 1998

Tax Information

The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable life and variable annuity insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.

Payments to Broker-Dealers and Other Financial Intermediaries

This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or its affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that may also be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

13

FUND SUMMARY: NEUBERGER BERMAN NVIT SOCIALLY RESPONSIBLE FUND

Objective

The Fund seeks long-term growth of capital by investing primarily in securities of companies that meet the Fund’s financial criteria and social policy.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. See the variable insurance contract prospectus.

	Class Y	Class I	Class II
	Shares	Shares	Shares
Shareholder Fees (fees paid directly from your investment)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.65%	0.65%	0.65%

Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%

Other Expenses[1]	0.10%	0.15%	0.15%

Total Annual Fund Operating Expenses	0.75%	0.80%	1.05%

Amount of Fee Waiver/Expense Reimbursement[2]	N/A	N/A	(0.16)%

Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.75%	0.80%	0.89%

1	The Board of Trustees of Nationwide Variable Insurance Trust (the “Trust”) has approved a new methodology for the allocation of certain Fund expenses, effective May 1, 2010, including those relating to the provision of administration and transfer agency services, as reflected in a new Joint Fund Administration and Transfer Agency Agreement. Accordingly, “Other Expenses” have been restated to reflect the new expense allocation methodology.
2	The Trust and Nationwide Fund Distributors LLC have entered into a written contract waiving 0.16% of the Distribution and/or Service (12b-1) Fee for Class II shares until May 1, 2011.

14

FUND SUMMARY: NEUBERGER BERMAN NVIT SOCIALLY RESPONSIBLE FUND (cont.)

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class Y shares	$77	$240	$417	$930

Class I shares	82	255	444	990

Class II shares	91	318	564	1,268

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 45.46% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in equity securities of mid- to large-cap companies that the subadviser believes follow principles of good corporate citizenship, as demonstrated by leadership in environmental concerns, diversity in the work force, progressive employment and workplace practices, and community relations. The subadviser also typically looks at a company’s record in public health and the nature of its products. The Fund may invest in the securities of companies located or conducting business outside of the United States.

In pursuing its strategy, the Fund’s subadviser uses a “value” style of investment, which means investing in equity securities that the subadviser believes to be trading at prices that do not reflect a company’s intrinsic value. Companies issuing such securities may be currently out of favor, undervalued due to market declines, or experiencing poor operating conditions that the subadviser believes to be temporary. The subadviser employs a research-driven and valuation-sensitive approach to stock selection that seeks to identify stocks in well-positioned businesses that it believes are undervalued in the market. It looks for solid balance sheets, strong management teams with a track record of success, good cash flow, the prospect for above-average earnings growth, and other valuation-related factors. The subadviser generally considers selling a security when it reaches a target price, fails to perform as expected, the issuer no longer meets the Fund’s financial criteria or social policy, or when other opportunities appear more attractive.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Stock market risk – the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

Social policy risk – the Fund’s social policy may cause it to underperform similar mutual funds that do not have a social policy. This can occur because

•	undervalued stocks that do not meet the social criteria could outperform those that do;
•	economic or political changes could make certain companies less attractive for investment or
•	the social policy could cause the Fund to sell or avoid stocks that subsequently perform well.

Mid-cap risk – mid-cap companies are usually less stable in price and less liquid than are larger, more established companies. Therefore, they generally involve greater risk.

Value style risk – value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. In addition, value stocks as a group may be out of favor at times and underperform the overall equity market for long periods while the market concentrates on other types of stocks, such as “growth” stocks.

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.

If the value of the Fund’s investments goes down, you may lose money.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts.

15

FUND SUMMARY: NEUBERGER BERMAN NVIT SOCIALLY RESPONSIBLE FUND (cont.)

If these amounts were reflected, returns would be less than those shown.

Annual Total Returns – Class II Shares
(Year Ended December 31,)

Best Quarter:  15.86% – 2nd qtr. of 2009
Worst Quarter:  −5.75% – 1st qtr. of 2009

The Fund has not commenced offering Class Y shares as of the date of this prospectus. Therefore, historical performance for Class Y shares is based on the performance of Class II shares. Performance for Class Y shares has not been adjusted to reflect its lower expenses than those of Class II shares.

Average Annual Total Returns
(For Periods Ended December 31, 2009)

		Since Inception
	1 Year	(March 25, 2008)
Class Y shares	31.27%	−8.78%

Class I shares	31.53%	−8.66%

Class II shares	31.27%	−8.78%

S&P 500® Index (reflects no deduction for fees or expenses)	26.46%	−7.05% (Since March 31, 2008)

Portfolio Management

Investment Adviser

Nationwide Fund Advisors

Subadviser

Neuberger Berman Management LLC (“Neuberger Berman”)

Portfolio Managers

Portfolio Manager	Title	Length of Service
Arthur Moretti, CFA	Vice President, Neuberger Berman	Since 2001

Ingrid Dyott	Vice President, Neuberger Berman	Since 1997

Tax Information

The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable life and variable annuity insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.

Payments to Broker-Dealers and Other Financial Intermediaries

This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or its affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that may also be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

16

FUND SUMMARY: NVIT DEVELOPING MARKETS FUND (formerly, Gartmore NVIT Developing Markets Fund)

Objective

The Fund seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. See the variable insurance contract prospectus.

	Class I	Class II
	Shares	Shares
Shareholder Fees (fees paid directly from your investment)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.95%	0.95%

Distribution and/or Service (12b-1) Fees	N/A	0.25%

Other Expenses[1]	0.43%	0.43%

Total Annual Fund Operating Expenses	1.38%	1.63%

1	The Board of Trustees of Nationwide Variable Insurance Trust (the “Trust”) has approved a new methodology for the allocation of certain Fund expenses, effective May 1, 2010, including those relating to the provision of administration and transfer agency services, as reflected in a new Joint Fund Administration and Transfer Agency Agreement. Accordingly, “Other Expenses” have been restated to reflect the new expense allocation methodology.

17

FUND SUMMARY: NVIT DEVELOPING MARKETS FUND (formerly, Gartmore NVIT Developing Markets Fund) (cont.)

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I shares	$140	$437	$755	$1,657

Class II shares	166	514	887	1,933

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 124.25% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities issued by companies that are tied economically to emerging market countries. The Fund considers a company to be tied economically to emerging market countries if it is headquartered, trades on an exchange or maintains at least 50% of its assets in, or derives at least 50% of its revenues from, emerging market countries. Emerging market countries are developing and low- or middle-income countries, and may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa. The Fund typically maintains investments in at least six countries at all times. The Fund may invest in companies of any size, including small- and mid-cap companies. The subadviser looks for emerging markets that it believes offer the potential for strong economic growth, and emphasizes companies that it believes have the potential to deliver unexpected earnings. The subadviser generally considers selling a security when it reaches a target price, fails to perform as expected, or the subadviser determines that the security is no longer consistent with its view of the economic or investment cycle. The Fund may engage in active and frequent trading of securities. It may also invest in derivatives, such as currency futures and foreign currency forward contracts, in order to hedge against international currency exposure.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.

Emerging markets risk – a magnification of the risks that apply to all foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets.

Stock market risk – the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

Small- and mid-cap risks – small- and mid-cap companies are usually less stable in price and less liquid than are larger, more established companies. Therefore, they generally involve more risk.

Derivatives risk – derivatives can disproportionately increase losses and reduce opportunities for gains when the security prices, interest rates, currency values, or other such measures underlying derivatives change in unexpected ways. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund.

Liquidity risk – is the risk that a security cannot be sold, or cannot be sold quickly, at an acceptable price.

Portfolio turnover risk – a higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund’s performance and may increase share price volatility.

If the value of the Fund’s investments goes down, you may lose money.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.

18

FUND SUMMARY: NVIT DEVELOPING MARKETS FUND (formerly, Gartmore NVIT Developing Markets Fund) (cont.)

Annual Total Returns – Class II Shares
(Years Ended December 31,)

Best Quarter:  29.15% – 2nd qtr. of 2009
Worst Quarter:  −31.12% – 3rd qtr. of 2008

The inception date for Class I shares is June 23, 2003. Pre-inception historical performance for Class I shares is based on the previous performance of Class II shares. Performance for Class I shares has not been adjusted to reflect its lower expenses than those of Class II shares.

Average Annual Total Returns
(For Periods Ended December 31, 2009)

	1 Year	5 Years	10 Years
Class I shares	62.23%	11.67%	7.15%

Class II shares	62.23%	11.67%	7.15%

MSCI Emerging Markets Index (reflects no deduction for fees or expenses)	78.51%	15.51%	9.78%

Portfolio Management

Investment Adviser

Nationwide Fund Advisors

Subadviser

Baring International Investment Limited (“Barings”)

Portfolio Managers

Portfolio Manager	Title	Length of Service
James Syme	Portfolio Manager, Barings	Since October 2006

Paul Wimborne	Portfolio Manager, Barings	Since October 2006

Tax Information

The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable life and variable annuity insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.

Payments to Broker-Dealers and Other Financial Intermediaries

This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or its affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that may also be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

19

FUND SUMMARY: NVIT EMERGING MARKETS FUND (formerly, Gartmore NVIT Emerging Markets Fund)

Objective

The Fund seeks long-term capital growth by investing primarily in equity securities of companies located in emerging market countries.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. See the variable insurance contract prospectus.

	Class Y	Class I	Class II	Class III	Class VI
	Shares	Shares	Shares	Shares	Shares
Shareholder Fees (fees paid directly from your investment)	None	None	None	None	None

Redemption Fees (as a percentage of amount redeemed within 60 days of purchase)	N/A	N/A	N/A	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.95%	0.95%	0.95%	0.95%	0.95%

Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%	N/A	0.25%

Other Expenses[1]	0.16%	0.31%	0.31%	0.31%	0.31%

Total Annual Fund Operating Expenses	1.11%	1.26%	1.51%	1.26%	1.51%

1	The Board of Trustees of Nationwide Variable Insurance Trust (the “Trust”) has approved a new methodology for the allocation of certain Fund expenses, effective May 1, 2010, including those relating to the provision of administration and transfer agency services, as reflected in a new Joint Fund Administration and Transfer Agency Agreement. Accordingly, “Other Expenses” have been restated to reflect the new expense allocation methodology.

20

FUND SUMMARY: NVIT EMERGING MARKETS FUND (formerly, Gartmore NVIT Emerging Markets Fund) (cont.)

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class Y shares	$113	$353	$612	$1,352

Class I shares	128	400	692	1,523

Class II shares	154	477	824	1,802

Class III shares	128	400	692	1,523

Class VI shares	154	477	824	1,802

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 121.34% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities issued by companies that are tied economically to emerging market countries. The Fund considers a company to be tied economically to emerging market countries if it is headquartered, trades on an exchange or maintains at least 50% of its assets in, or derives at least 50% of its revenues from, emerging market countries. Emerging market countries are developing and low- or middle-income countries, and may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa. The Fund may invest in companies of any size, including small- and mid-cap companies. The subadviser looks for emerging markets that it believes offer the potential for strong economic growth, and emphasizes companies that it believes have the potential to deliver unexpected earnings. The subadviser generally considers selling a security when it reaches a target price, fails to perform as expected, or the subadviser determines that the security is no longer consistent with its view of the economic or investment cycle. The Fund may engage in active and frequent trading of securities. It may also invest in derivatives, such as currency futures and foreign currency forward contracts, in order to hedge against international currency exposure.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.

Emerging markets risk – a magnification of the risks that apply to all foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets.

Stock market risk – the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

Small- and mid-cap risks – small- and mid-cap companies are usually less stable in price and less liquid than are larger, more established companies. Therefore, they generally involve more risk.

Derivatives risk – derivatives can disproportionately increase losses and reduce opportunities for gains when the security prices, interest rates, currency values, or other such measures underlying derivatives change in unexpected ways. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund.

Liquidity risk – is the risk that a security cannot be sold, or cannot be sold quickly, at an acceptable price.

Portfolio turnover risk – a higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund’s performance and may increase share price volatility.

If the value of the Fund’s investments goes down, you may lose money.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts.

21

FUND SUMMARY: NVIT EMERGING MARKETS FUND (formerly, Gartmore NVIT Emerging Markets Fund) (cont.)

If these amounts were reflected, returns would be less than those shown.

Annual Total Returns – Class I Shares
(Years Ended December 31,)

Best Quarter:  29.81% – 2nd qtr. of 2009
Worst Quarter:  −30.93% – 4th qtr. of 2008

The inception dates for Class II, Class III and Class VI shares are March 4, 2002, May 2, 2002 and April 28, 2004, respectively. The Fund has not commenced offering Class Y shares as of the date of this Prospectus. Pre-inception historical performance for each of these share classes is based on the previous performance of Class I shares. Performance for Class II and Class VI shares has been adjusted to reflect those share classes’ higher expenses than those of Class I shares. Performance for Class Y shares has not been adjusted to reflect its lower expenses than those of Class I shares.

Average Annual Total Returns
(For Periods Ended December 31, 2009)

			Since Inception
	1 Year	5 Years	(August 30, 2000)
Class Y shares	63.31%	12.74%	8.79%

Class I shares	63.31%	12.74%	8.79%

Class II shares	63.09%	12.44%	8.51%

Class III shares	63.48%	12.71%	8.78%

Class VI shares	63.09%	12.58%	8.60%

MSCI Emerging Markets Index (reflects no deduction for fees or expenses)	78.51%	15.51%	12.11% (Since August 31, 2000)

Portfolio Management

Investment Adviser

Nationwide Fund Advisors

Subadviser

Baring International Investment Limited (“Barings”)

Portfolio Managers

Portfolio Manager	Title	Length of Service
James Syme	Portfolio Manager, Barings	Since October 2006

Paul Wimborne	Portfolio Manager, Barings	Since October 2006

Tax Information

The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable life and variable annuity insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.

Payments to Broker-Dealers and Other Financial Intermediaries

This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or its affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that may also be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

22

FUND SUMMARY: NVIT GROWTH FUND

Objective

The Fund seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. See the variable insurance contract prospectus.

	Class I	Class IV
	Shares	Shares
Shareholder Fees (fees paid directly from your investment)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.60%	0.60%

Distribution and/or Service (12b-1) Fees	N/A	N/A

Other Expenses[1]	0.32%	0.32%

Total Annual Fund Operating Expenses	0.92%	0.92%

1	The Board of Trustees of Nationwide Variable Insurance Trust (the “Trust”) has approved a new methodology for the allocation of certain Fund expenses, effective May 1, 2010, including those relating to the provision of administration and transfer agency services, as reflected in a new Joint Fund Administration and Transfer Agency Agreement. Accordingly, “Other Expenses” have been restated to reflect the new expense allocation methodology.

23

FUND SUMMARY: NVIT GROWTH FUND (cont.)

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I shares	$94	$293	$509	$1,131

Class IV shares	94	293	509	1,131

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 157.59% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in common stocks issued by large-cap companies, utilizing a growth style of investing. In other words, the Fund seeks companies whose earnings are expected to grow consistently faster than those of other companies. The subadviser generally employs fundamental analysis, based on qualitative research, to identify companies that appear to have favorable long-term growth potential and the likelihood of positive earnings revisions, along with the financial resources to capitalize on growth opportunities. In addition, the subadviser manages a small portion of the Fund’s portfolio using quantitative techniques in order to add to the Fund’s performance while moderating its risk versus the Fund’s benchmark. The subadviser combines and integrates these portions to produce an overall growth equity portfolio.

The Fund reviews holdings closely and will typically sell a company’s securities if there is:

•	a deterioration in business quality (e.g., loss of business focus, change in competitive landscape, management changes);

•	a change in valuation (e.g., achieves price target);

•	significant corporate activity (e.g., takeover or merger); or

•	the emergence of more attractive investment opportunities.

The Fund may engage in active and frequent trading of portfolio securities.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Stock market risk – the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

Growth style risk – growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market movements. In addition, growth stocks as a group may be out of favor at times and underperform the overall equity market for long periods while the market concentrates on other types of stocks, such as “value” stocks.

Portfolio turnover risk – a higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund’s performance and may increase share price volatility.

If the value of the Fund’s investments goes down, you may lose money.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.

Annual Total Returns – Class I Shares
(Years Ended December 31,)

Best Quarter: 15.68% – 4th qtr. of 2001
Worst Quarter: −28.27% – 1st qtr. of 2001

24

FUND SUMMARY: NVIT GROWTH FUND (cont.)

The inception date for Class IV shares is April 28, 2003. Pre-inception historical performance for Class IV shares is based on the previous performance of Class I shares.

Average Annual Total Returns
(For Periods Ended December 31, 2009)

	1 Year	5 Years	10 Years
Class I shares	33.47%	2.03%	−5.02%

Class IV shares	33.62%	2.03%	−5.02%

Russell 1000® Growth Index (reflects no deduction for fees or expenses)	37.21%	1.63%	−3.99%

Portfolio Management

Investment Adviser

Nationwide Fund Advisors

Subadviser

Aberdeen Asset Management Inc. (“Aberdeen”)

Portfolio Managers

Portfolio Manager	Title	Length of Service
Christopher Baggini, CFA	Senior Investment Manager, Aberdeen	Since October 2007

Douglas Burtnick, CFA	Investment Manager, Aberdeen	Since October 2007

Tax Information

The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable life and variable annuity insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.

Payments to Broker-Dealers and Other Financial Intermediaries

This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or its affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that may also be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

25

FUND SUMMARY: NVIT NATIONWIDE FUND

Objective

The Fund seeks total return through a flexible combination of capital appreciation and current income.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. See the variable insurance contract prospectus.

	Class Y	Class I	Class II	Class III	Class IV
	Shares	Shares	Shares	Shares	Shares
Shareholder Fees (fees paid directly from your investment)	None	None	None	None	None

Redemption Fees (as a percentage of amount redeemed within 60 days of purchase)	N/A	N/A	N/A	1.00%	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.58%	0.58%	0.58%	0.58%	0.58%

Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%	N/A	N/A

Other Expenses[1]	0.07%	0.22%	0.22%	0.22%	0.22%

Total Annual Fund Operating Expenses	0.65%	0.80%	1.05%	0.80%	0.80%

1	The Board of Trustees of Nationwide Variable Insurance Trust (the “Trust”) has approved a new methodology for the allocation of certain Fund expenses, effective May 1, 2010, including those relating to the provision of administration and transfer agency services, as reflected in a new Joint Fund Administration and Transfer Agency Agreement. Accordingly, “Other Expenses” have been restated to reflect the new expense allocation methodology.

26

FUND SUMMARY: NVIT NATIONWIDE FUND (cont.)

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class Y shares	$66	$208	$362	$810

Class I shares	82	255	444	990

Class II shares	107	334	579	1,283

Class III shares	82	255	444	990

Class IV shares	82	255	444	990

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 85.37% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in common stocks and other equity securities using a dual approach that blends fundamental investment and quantitative techniques. The Fund is composed of two portions: a fundamentally managed portion and a quantitatively managed portion. The fundamental portion uses bottom-up qualitative research in constructing a diversified portfolio; the quantitative portion seeks to add to the Fund’s performance while moderating its risk versus the Fund’s benchmark. The subadviser combines and integrates these portions to produce an overall blended equity portfolio consisting of various types of stocks that offer the potential for capital growth and/or dividend income.

The subadviser typically reviews holdings closely and may sell a company’s securities if there is:

•	a deterioration in business quality (e.g., loss of business focus, change in competitive landscape, management changes);

•	a change in valuation (e.g., share price increase outpaces business growth);

•	corporate activity (e.g., takeover or merger); or

•	the emergence of more attractive investment opportunities.

The Fund may engage in active and frequent trading of portfolio securities.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Stock market risk – the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

Portfolio turnover risk – a higher portfolio turnover rate increases transaction costs and, as a result, may adversely impact the Fund’s performance and may increase share price volatility.

If the value of the Fund’s investments goes down, you may lose money.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.

Annual Total Returns – Class I Shares
(Years Ended December 31,)

Best Quarter:  17.59% – 2nd qtr. of 2009
Worst Quarter:  −25.39% – 4th qtr. of 2008

The inception dates for Class II, Class III and Class IV shares are July 11, 2002, May 6, 2002 and April 28, 2003, respectively. The Fund has not commenced offering Class Y shares as of

27

FUND SUMMARY: NVIT NATIONWIDE FUND (cont.)

the date of this Prospectus. Pre-inception historical performance for each of these share classes is based on the previous performance of Class I shares. Performance for Class II shares has been adjusted to reflect that share class’s higher expenses than those of Class I shares. Performance for Class Y shares has not been adjusted to reflect its lower expenses than those of Class I shares.

Average Annual Total Returns
(For Periods Ended December 31, 2009)

	1 Year	5 Years	10 Years
Class Y shares	26.10%	−0.54%	−0.29%

Class I shares	26.10%	−0.54%	−0.29%

Class II shares	25.56%	−0.81%	−0.47%

Class III shares	26.16%	−0.52%	−0.25%

Class IV shares	25.94%	−0.56%	−0.30%

S&P 500® Index (reflects no deduction for fees or expenses)	26.46%	0.42%	−0.95%

Portfolio Management

Investment Adviser

Nationwide Fund Advisors

Subadviser

Aberdeen Asset Management Inc. (“Aberdeen”)

Portfolio Managers

Portfolio Manager	Title	Length of Service
Paul Atkinson	Head of Equities, Aberdeen	Since September 1998

Francis Radano III, CFA	Investment Manager, Aberdeen	Since October 2007

Joseph A. Cerniglia, CFA	Senior Investment Manager, Aberdeen	Since October 2007

Jarett Fisher, CFA	Quantitative Investment Manager, Aberdeen	Since June 2008

Tax Information

The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable life and variable annuity insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.

Payments to Broker-Dealers and Other Financial Intermediaries

This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or its affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that may also be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

28

FUND SUMMARY: NVIT REAL ESTATE FUND (formerly, Van Kampen NVIT Real Estate Fund)

Objective

The Fund seeks current income and long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. See the variable insurance contract prospectus.

	Class Y	Class I	Class II
	Shares	Shares	Shares
Shareholder Fees (fees paid directly from your investment)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.70%	0.70%	0.70%

Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%

Other Expenses[1]	0.19%	0.34%	0.34%

Total Annual Fund Operating Expenses	0.89%	1.04%	1.29%

1	The Board of Trustees of Nationwide Variable Insurance Trust (the “Trust”) has approved a new methodology for the allocation of certain Fund expenses, effective May 1, 2010, including those relating to the provision of administration and transfer agency services, as reflected in a new Joint Fund Administration and Transfer Agency Agreement. Accordingly, “Other Expenses” have been restated to reflect the new expense allocation methodology.

29

FUND SUMMARY: NVIT REAL ESTATE FUND (formerly, Van Kampen NVIT Real Estate Fund) (cont.)

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class Y shares	$91	$284	$493	$1,096

Class I shares	106	331	574	1,271

Class II shares	131	409	708	1,556

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 31.82% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of U.S. companies that invest in real estate or that derive most of their revenues or profits from the ownership, construction, management, financing or sale of real estate. These include the securities of real estate investment trusts (“REITs”) and real estate operating companies (“REOCs”) that invest in a variety of property types and regions. The Fund is nondiversified, which means that the Fund may hold larger positions in fewer securities than other funds.

The Fund’s subadviser uses a “top-down” approach that focuses on various regional criteria, such as population, employment, household formation and income, as well as a “bottom-up” approach that focuses on individual issuers, emphasizing underlying asset values, values per square foot and property yields. The subadviser also considers other criteria, such as space demand, new construction and rental patterns. The subadviser generally considers selling a security when it determines that it is less attractive based on a number of factors, including changes in the price of the security, earnings prospects relative to its peers and/or business prospects.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Stock market risk – the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

Sector risk – emphasizing investments in real estate businesses can make the Fund more susceptible to financial, market or economic events affecting the particular issuers and real estate businesses in which it invests than funds that do not emphasize particular sectors.

REIT and real estate risk – involves the risks that are associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

Nondiversified fund risk – because the Fund may hold larger positions in fewer securities than other funds, a single security’s increase or decrease in value may have a greater impact on the Fund’s value and total return.

If the value of the Fund’s investments goes down, you may lose money.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.

30

FUND SUMMARY: NVIT REAL ESTATE FUND (formerly, Van Kampen NVIT Real Estate Fund) (cont.)

Annual Total Returns – Class I Shares
(Year Ended December 31,)

Best Quarter:  31.60% – 3rd qtr. of 2009
Worst Quarter:  −29.64% – 1st qtr. of 2009

The Fund has not commenced offering Class Y shares as of the date of this prospectus. Therefore, historical performance for Class Y shares is based on the performance of Class I shares. Performance for Class Y shares has not been adjusted to reflect its lower expenses than those of Class I shares.

Average Annual Total Returns
(For Periods Ended December 31, 2009)

		Since Inception
	1 Year	(March 25, 2008)
Class Y shares	30.84%	−13.49%

Class I shares	30.84%	−13.49%

Class II shares	30.52%	−13.77%

FTSE NAREIT® Equity REITs Index (reflects no deduction for fees or expenses)	27.99%	12.85% (Since March 31, 2008)

Portfolio Management

Investment Adviser

Nationwide Fund Advisors

Subadviser

Morgan Stanley Investment Management Inc. (“MSIM”)

Portfolio Manager

Portfolio Manager	Title	Length of Service
Theodore R. Bigman	Managing Director, MSIM	Since April 1995

Tax Information

The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable life and variable annuity insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.

Payments to Broker-Dealers and Other Financial Intermediaries

This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or its affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that may also be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

31

FUND SUMMARY: OPPENHEIMER NVIT LARGE CAP GROWTH FUND

Objective

The Fund seeks long-term capital growth.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. See the variable insurance contract prospectus.

	Class Y	Class I	Class II
	Shares	Shares	Shares
Shareholder Fees (fees paid directly from your investment)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.50%	0.50%	0.50%

Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%

Other Expenses[1]	3.36%	3.51%	3.51%

Total Annual Fund Operating Expenses	3.86%	4.01%	4.26%

Amount of Fee Waiver/Expense Reimbursement[2]	(3.36)%	(3.36)%	(3.36)%

Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.50%	0.65%	0.90%

1	The Board of Trustees of Nationwide Variable Insurance Trust (the “Trust”) has approved a new methodology for the allocation of certain Fund expenses, effective May 1, 2010, including those relating to the provision of administration and transfer agency services, as reflected in a new Joint Fund Administration and Transfer Agency Agreement. Accordingly, “Other Expenses” have been restated to reflect the new expense allocation methodology.
2	The Trust and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract limiting operating expenses to 0.50% (excluding Rule 12b-1 fees, administrative services fees and certain other expenses) for all share classes until at least May 1, 2011. The expense limitation agreement may be changed or eliminated at any time but only with the consent of the Board of Trustees. The Trust is authorized to reimburse the Adviser for management fees previously waived or reduced and/or for expenses previously paid by the Adviser provided, however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement.

32

FUND SUMMARY: OPPENHEIMER NVIT LARGE CAP GROWTH FUND (cont.)

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class Y shares	$51	$867	$1,702	$3,873

Class I shares	92	985	1,892	4,218

Class II shares	66	912	1,774	4,004

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. From March 25, 2009, through December 31, 2009, the Fund’s portfolio turnover rate was 29.72% of the average value of its portfolio.

Principal Investment Strategies

Under normal conditions, the Fund invests at least 80% of its net assets in equity securities issued by large-cap companies. It may also invest up to 20% of its net assets in stocks of small-cap and mid-cap companies. Such companies may be located outside the United States. The Fund employs a “growth” style of investing. In other words, the Fund seeks companies whose earnings are expected to grow consistently faster than those of other companies. In determining whether a company has favorable growth characteristics, the Fund’s subadviser analyzes such factors as:

•	companies in businesses with above-average growth potential;
•	companies with growth rates that the subadviser believes are sustainable over time and
•	stocks with reasonable valuations relative to their growth potential.

The Fund’s subadviser may sell securities that it believes no longer meet the above criteria.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Stock market risk – the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

Growth style risk – growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market movements. In addition, growth stocks as a group may be out of favor at times and underperform the overall equity market for long periods while the market concentrates on other types of stocks, such as “value” stocks.

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.

Small- and Mid-cap risks – small and mid-cap companies are usually less stable in price and less liquid than are larger, more established companies. Therefore, they generally involve more risk.

If the value of the Fund’s investments goes down, you may lose money.

Performance

Performance information gives some indication of the risks of an investment in the Fund by comparing the Fund’s performance with a broad measure of market performance. Performance information is not provided because the Fund did not complete one full calendar year of operations as of the date of this Prospectus.

Portfolio Management

Investment Adviser

Nationwide Fund Advisors

Subadviser

OppenheimerFunds, Inc. (“Oppenheimer”)

Portfolio Manager

Portfolio Manager	Title	Length of Service
Marc L. Baylin, CFA	Portfolio Manager, Oppenheimer	Since September 2005

Tax Information

The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable life and variable annuity insurance contracts, such dividends and distributions will be

33

FUND SUMMARY: OPPENHEIMER NVIT LARGE CAP GROWTH FUND (cont.)

exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.

Payments to Broker-Dealers and Other Financial Intermediaries

This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or its affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that may also be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

34

FUND SUMMARY: TEMPLETON NVIT INTERNATIONAL VALUE FUND

Objective

The Fund seeks to maximize total return consisting of capital appreciation and/or current income.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. See the variable insurance contract prospectus.

	Class Y	Class I	Class II	Class III	Class VI
	Shares	Shares	Shares	Shares	Shares
Shareholder Fees (fees paid directly from your investment)	None	None	None	None	None

Redemption Fees (as a percentage of amount redeemed or exchanged within 60 days of purchase)	N/A	N/A	N/A	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%	0.75%	0.75%	0.75%	0.75%

Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%	N/A	0.25%

Other Expenses[1]	0.15%	0.30%	0.30%	0.30%	0.30%

Total Annual Fund Operating Expenses	0.90%	1.05%	1.30%	1.05%	1.30%

Amount of Fee Waiver/Expense Reimbursement[2]	(0.03)%	(0.03)%	(0.03)%	(0.03)%	(0.03)%

Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.87%	1.02%	1.27%	1.02%	1.27%

1	The Board of Trustees of Nationwide Variable Insurance Trust (the “Trust”) has approved a new methodology for the allocation of certain Fund expenses, effective May 1, 2010, including those relating to the provision of administration and transfer agency services, as reflected in a new Joint Fund Administration and Transfer Agency Agreement. Accordingly, “Other Expenses” have been restated to reflect the new expense allocation methodology.
2	The Trust and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract limiting operating expenses to 0.87% (excluding Rule 12b-1 fees, administrative services fees and certain other expenses) for all share classes until at least May 1, 2011. The expense limitation agreement may be changed or eliminated at any time but only with the consent of the Board of Trustees. The Trust is authorized to reimburse the Adviser for management fees previously waived or reduced and/or for expenses previously paid by the Adviser provided, however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement.

35

FUND SUMMARY: TEMPLETON NVIT INTERNATIONAL VALUE FUND (cont.)

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class Y shares	$89	$284	$496	$1,105

Class I shares	104	331	576	1,280

Class II shares	129	409	710	1,565

Class III shares	104	331	576	1,280

Class VI shares	129	409	710	1,565

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. From March 25, 2009, through December 31, 2009, the Fund’s portfolio turnover rate was 13.06% of the average value of its portfolio.

Principal Investment Strategies

Under normal conditions, the Fund invests at least 80% of its net assets in equity securities issued by companies that are located in, or that derive at least 50% of their earnings or revenues from, a number of countries around the world other than the United States. Some of these countries may be considered to be emerging market countries. The Fund may invest in equity securities issued by companies of any market capitalization, including small- and mid-cap companies. Equity securities in which the Fund invests may include preferred stocks and convertible securities. The Fund also may use derivatives, such as futures and options, either as a substitute for taking a position in an underlying asset, to increase returns or as part of a hedging strategy.

In selecting securities for the Fund, the Fund’s subadviser applies a long-term “value” style of investing, which means investing in equity securities that the subadviser believes to be trading at prices that do not reflect a company’s intrinsic value. Companies issuing such securities may be currently out of favor, undervalued due to market declines, or experiencing poor operating conditions that the subadviser believes to be temporary. The Fund’s subadviser seeks to identify companies that offer above-average opportunities for capital appreciation in various countries and industries where economic and political factors, including currency movements, are favorable to capital growth. The subadviser generally considers selling a security when it reaches a target price, fails to perform as expected, or when other opportunities appear more attractive. From time to time, the Fund may have significant investments in one or more countries or in particular sectors, such as financial institutions or industrial companies.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Stock market risk – the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.

Emerging markets risk – a magnification of the risks that apply to all foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets.

Small- and mid-cap risks – small- and mid-cap companies are usually less stable in price and less liquid than are larger, more established companies. Therefore, they generally involve more risk.

Preferred stock risk – a preferred stock may decline in price, or fail to pay dividends when expected, because the issuer experiences a decline in its financial status. Preferred stocks often behave like debt securities, but have a lower payment priority than the issuer’s bonds or other debt securities. Therefore, they may be subject to greater credit risk than those debt securities. Preferred stocks also may be significantly less liquid than many other securities, such as corporate debt or common stock.

Convertible securities risk – the value of convertible securities may fall when interest rates rise and increase when interest rates fall. The prices of convertible securities with longer maturities tend to be more volatile than those with shorter maturities. Value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. The Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations.

Derivatives risk – derivatives can disproportionately increase losses and reduce opportunities for gains when the security prices, interest rates, currency values, or other such measures

36

FUND SUMMARY: TEMPLETON NVIT INTERNATIONAL VALUE FUND (cont.)

underlying derivatives change in unexpected ways. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund.

Value style risk – value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. In addition, value stocks as a group may be out of favor at times and underperform the overall equity market for long periods while the market concentrates on other types of stocks, such as “growth” stocks.

Country or sector risks – if the Fund emphasizes one or more countries or economic sectors, it may be more susceptible to the financial, market, political or economic events affecting the particular issuers and industries participating in such countries or sectors than funds that do not emphasize particular countries or sectors.

If the value of the Fund’s investments goes down, you may lose money.

Performance

Performance information gives some indication of the risks of an investment in the Fund by comparing the Fund’s performance with a broad measure of market performance. Performance information is not provided because the Fund did not complete one full calendar year of operations as of the date of this Prospectus.

Portfolio Management

Investment Adviser

Nationwide Fund Advisors

Subadviser

Templeton Investment Counsel, LLC (“Templeton”)

Portfolio Managers

Portfolio Manager	Title	Length of Service
Gary P. Motyl, CFA	Chief Investment Officer and President, Templeton	Since 1981

Peter Nori, CFA	Executive Vice President, Templeton	Since 1987

Antonio T. Docal, CFA	Executive Vice President, Templeton	Since 2001

Tax Information

The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable life and variable annuity insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.

Payments to Broker-Dealers and Other Financial Intermediaries

This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or its affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that may also be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

37

FUND SUMMARY: VAN KAMPEN NVIT COMSTOCK VALUE FUND

Objective

The Fund’s investment objective is to seek capital growth and income through investments in equity securities, including common stocks and securities convertible into common stocks.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. See the variable insurance contract prospectus.

	Class Y	Class I	Class II	Class IV
	Shares	Shares	Shares	Shares
Shareholder Fees (fees paid directly from your investment)	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.70%	0.70%	0.70%	0.70%

Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%	N/A

Other Expenses[1]	0.15%	0.30%	0.30%	0.30%

Total Annual Fund Operating Expenses	0.85%	1.00%	1.25%	1.00%

1	The Board of Trustees of Nationwide Variable Insurance Trust (the “Trust”) has approved a new methodology for the allocation of certain Fund expenses, effective May 1, 2010, including those relating to the provision of administration and transfer agency services, as reflected in a new Joint Fund Administration and Transfer Agency Agreement. Accordingly, “Other Expenses” have been restated to reflect the new expense allocation methodology.

38

FUND SUMMARY: VAN KAMPEN NVIT COMSTOCK VALUE FUND (cont.)

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class Y shares	$87	$271	$471	$1,049

Class I shares	102	318	552	1,225

Class II shares	127	397	686	1,511

Class IV shares	102	318	552	1,225

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 36.39% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests in a portfolio of equity securities consisting principally of common stocks of companies of any market capitalization, including small- and mid-cap companies. The Fund’s subadviser employs a type of value style investing known as a “contrarian” approach. Value style investing means investing in equity securities that the subadviser believes to be trading at prices that do not reflect a company’s intrinsic value. Companies issuing such securities may be currently out of favor, undervalued due to market declines, or experiencing poor operating conditions that the subadviser believes to be temporary. A contrarian investor is one who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t. Therefore, a contrarian investment strategy generally focuses on out-of-favor stocks whose price-to-earnings ratios are lower than the rest of the market or industry, or even their own historic averages. The Fund’s subadviser seeks well-established, under-valued companies it believes to possess the potential for capital growth and income. The Fund may invest up to 25% of its total assets in securities of foreign issuers. The Fund may also invest up to 10% of its total assets in real estate investment trusts (“REITs”). Portfolio securities are typically sold when the subadviser’s assessments of the capital growth and income potential of such securities materially change.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Stock market risk – the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

Value style risk – value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. In addition, value stocks as a group may be out of favor at times and underperform the overall equity market for long periods while the market concentrates on other types of stocks, such as “growth” stocks.

Contrarian investing risk – contrarian investing attempts to profit by investing in a manner that differs from the current market consensus or trend. This approach carries the risk that (1) the market consensus or trend is actually correct, which can result in losses to the Fund, or (2) the market consensus takes much longer before it agrees with the subadviser’s assessment, which can cause the Fund to miss opportunities for gains.

Small- and mid-cap risks – small- and mid-cap companies are usually less stable in price and less liquid than are larger, more established companies. Therefore, they generally involve more risk.

Convertible securities risk – the value of convertible securities may fall when interest rates rise and increase when interest rates fall. The prices of convertible securities with longer maturities tend to be more volatile than those with shorter maturities. Value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. The Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations.

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.

REIT risk – the risk associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties and the relative lack of liquidity associated with investments in real estate. REITs that invest in real estate mortgages are subject to risk of default or prepayment risk.

39

FUND SUMMARY: VAN KAMPEN NVIT COMSTOCK VALUE FUND (cont.)

If the value of the Fund’s investments goes down, you may lose money.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.

Annual Total Returns – Class I Shares
(Years Ended December 31,)

Best Quarter:  18.56% – 3rd qtr. of 2009
Worst Quarter:  –23.78% – 4th qtr. of 2008

The inception dates for Class II and Class IV shares are March 28, 2003 and April 28, 2003, respectively. The Fund has not commenced offering Class Y shares as of the date of this Prospectus. Pre-inception historical performance for each of these share classes is based on the previous performance of Class I shares. Performance for Class II shares has been adjusted to reflect that share class’s higher expenses than those of Class I shares. Performance for Class Y shares has not been adjusted to reflect its lower expenses than those of Class I shares.

Average Annual Total Returns
(For Periods Ended December 31, 2009)

	1 Year	5 Years	10 Years
Class Y shares	28.55%	–0.88%	–1.40%

Class I shares	28.55%	–0.88%	–1.40%

Class II shares	28.27%	–1.18%	–1.60%

Class IV shares	28.69%	–0.81%	–1.37%

Russell 1000® Value Index (reflects no deduction for fees or expenses)	19.69%	–0.25%	2.47%

Portfolio Management

Investment Adviser

Nationwide Fund Advisors

Subadviser

Van Kampen Asset Management (“VKAM”)

Portfolio Managers

Portfolio Manager	Title	Length of Service
Jason S. Leder	Managing Director, VKAM	Since April 1995

Kevin C. Holt	Managing Director, VKAM	Since August 1999

Devin Armstrong, CFA	Executive Director, VKAM	Since August 2004

James Warwick	Executive Director, VKAM	Since May 2002

Tax Information

The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable life and variable annuity insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.

Payments to Broker-Dealers and Other Financial Intermediaries

This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or its affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that may also be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

40

HOW THE FUNDS INVEST: AMERICAN CENTURY NVIT MULTI CAP VALUE FUND

Objective

The American Century NVIT Multi Cap Value Fund seeks capital appreciation, and secondarily current income. This objective can be changed without shareholder approval upon 60-days written notice to shareholders.

Principal Investment Strategies

Under normal conditions, the Fund invests at least 80% of its net assets in equity securities issued by companies in at least two market capitalization sizes that, in the opinion of the subadviser, exhibit characteristics that are consistent with a value style of investing. The Fund uses a bottom-up approach to identify stocks of companies that may be undervalued due to market declines, actual or anticipated bad news regarding a company or its industry, or failure of the market to perceive long-term value. The market capitalization sizes in which the Fund invests may include large-cap, mid-cap and small-cap companies. Equity securities in which the Fund invests are primarily common stock. The Fund may also invest in equity securities of companies that are located outside the United States.

The Fund’s subadviser attempts to purchase the stocks of companies that are temporarily out of favor and holds each stock until it has returned to favor in the market and its price has increased to, or is higher than, a level the subadviser believes more accurately reflects the fair value of the company. To identify these companies, the subadviser looks for companies with earnings, cash flows, and/or assets that may not accurately reflect the companies’ values as determined by the subadviser. The subadviser also considers whether the companies’ securities have a favorable income-paying history and whether income payments are expected to continue or increase.

The subadviser may sell stocks if it believes:

•	a stock no longer meets its valuation criteria;
•	a stock’s risk parameters outweigh its return opportunity;
•	more attractive alternatives are identified or
•	specific events alter a stock’s prospects.

Principal Risks

The Fund is subject to the same risks that apply to all mutual funds that invest in equity securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. Further, the Fund’s portfolio managers may select securities that underperform the stock market, the Fund’s benchmark or other mutual funds with similar investment objectives and strategies.

In addition, the Fund is subject to STOCK MARKET RISK, SMALL-CAP RISK, MID-CAP RISK, VALUE STYLE RISK and FOREIGN SECURITIES RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 54.

The Fund cannot guarantee that it will achieve its investment objective. If the value of the Fund’s investments goes down, you may lose money.

Temporary investments – The Fund generally will be fully invested in accordance with its objective and strategies. However, pending investment of cash balances, or if the Fund’s management believes that business, economic, political or financial conditions warrant, the Fund may invest without limit in cash or money market cash equivalents. The use of temporary investments therefore is not a principal investment strategy, as it prevents the Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.

Key Terms:

Equity securities – represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Market capitalization – is a common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Large-cap companies – companies with market capitalizations similar to those of companies included in the Russell 1000® Index, ranging from $261.0 million to $332.7 billion as of December 31, 2009.

Mid-cap companies – companies with market capitalizations similar to those of companies included in the Russell MidCap® Index, ranging from $261.0 million to $15.4 billion as of December 31, 2009.

Small-cap companies – companies with market capitalizations similar to those of companies included in the Russell 2000® Index, ranging from $20.0 million to $5.6 billion as of December 31, 2009.

Value style – investing in equity securities that a Fund’s subadviser believes are undervalued, i.e., their stock prices are less than the subadviser believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow. Companies issuing such securities may be currently out of favor, undervalued due to market declines, or experiencing poor operating conditions that a Fund’s subadviser believes to be temporary.

41

HOW THE FUNDS INVEST: GARTMORE NVIT INTERNATIONAL EQUITY FUND

Objective

The Gartmore NVIT International Equity Fund seeks long-term capital growth by investing primarily in equity securities of companies located in Europe, Australasia, the Far East and other regions, including developing countries. This objective can be changed without shareholder approval upon 60-days written notice to shareholders.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities issued by companies of any size, including small- and mid-cap companies, that are located in, or that derive at least 50% of their earnings or revenues from, countries around the world other than the United States. Some of these countries may be considered to be emerging market countries. The Fund employs a growth style of investing, which emphasizes companies that the subadviser believes have the potential to deliver unexpected earnings.

The subadviser looks for foreign markets that it believes offer the potential for strong economic growth, and assesses the valuation and growth rates both of a particular company and of the market where the company is located. It conducts proprietary research in order to form an independent perspective that provides a basis for valuing stocks. By comparing its own valuations of individual companies to those of the market, the subadviser seeks to pinpoint companies whose prospects appear different from the market’s consensus. The subadviser selects securities of companies it believes have the potential to deliver unexpected earnings and have prospects for earnings growth that the market has underestimated. The subadviser generally considers selling a security when it reaches a target price, fails to perform as expected, or when other opportunities appear more attractive. The Fund may engage in active and frequent trading of portfolio securities.

Principal Risks

The Fund is subject to the same risks that apply to all mutual funds that invest in equity securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. Further, the Fund’s portfolio managers may select securities that underperform the stock market, the Fund’s benchmark or other mutual funds with similar investment objectives and strategies.

In addition, the Fund is subject to STOCK MARKET RISK, FOREIGN SECURITIES RISK, EMERGING MARKETS RISK, SMALL-CAP RISK, MID-CAP RISK, GROWTH STYLE RISK and PORTFOLIO TURNOVER RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 54.

The Fund cannot guarantee that it will achieve its investment objective. If the value of the Fund’s investments goes down, you may lose money.

Temporary investments – The Fund generally will be fully invested in accordance with its objective and strategies. However, pending investment of cash balances, or if the Fund’s management believes that business, economic, political or financial conditions warrant, the Fund may invest without limit in cash or money market cash equivalents. The use of temporary investments therefore is not a principal investment strategy, as it prevents the Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.

Key Terms:

Equity securities – represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Small-cap companies – companies with market capitalizations similar to those of companies included in the Russell 2000® Index, ranging from $20.0 million to $5.6 billion as of December 31, 2009.

Mid-cap companies – companies with market capitalizations similar to those of companies included in the Russell MidCap® Index, ranging from $261.0 million to $15.4 billion as of December 31, 2009.

Emerging market countries – are developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Growth style – investing in equity securities of companies that a Fund’s subadviser believes have above-average rates of earnings growth and which therefore may experience above-average increases in stock price.

42

HOW THE FUNDS INVEST: GARTMORE NVIT WORLDWIDE LEADERS FUND

Objective

The Gartmore NVIT Worldwide Leaders Fund seeks long-term capital growth. This objective can be changed without shareholder approval upon 60-days written notice to shareholders.

Principal Investment Strategies

A “Worldwide Leader” is a company located anywhere in the world that the Fund’s subadviser believes is well positioned to take advantage of growth opportunities in its industry. Worldwide Leaders include both:

•	companies that appear to offer long-term strategic growth opportunities because of their strong competitive advantage within key growth segments and
•	companies that appear to offer short-term tactical opportunities based on current circumstances.

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities issued by companies located throughout the world (including the United States) that the subadviser believes are, or have the potential to be, Worldwide Leaders. Some of the companies will be multi-national companies operating globally, while others will be located in, and primarily economically tied to, one country. Under normal conditions, the Fund invests in securities from at least three different countries. Under normal market circumstances the Fund will invest a significant portion of its net assets (at least 40%—unless market conditions are not deemed favorable by the subadviser, in which case the Fund would invest at least 30%) in companies organized or having their principal place of business outside the United States or doing a substantial amount of business outside the United States.

The Fund’s subadviser evaluates which industries appear to offer the most attractive growth rates and which companies have earnings potential greater than that expected by the stock markets in which their securities are traded. Proprietary research is conducted in order to form an independent perspective that provides a basis for valuing stocks. By comparing its own valuations of individual companies to those of the market, the subadviser seeks to pinpoint companies whose prospects appear different from the consensus. The subadviser generally considers selling a security when it reaches a target price, fails to perform as expected, or when other opportunities appear more attractive. The Fund may engage in active and frequent trading of portfolio securities.

The Fund is nondiversified, which means that it may invest a significant portion of its assets in the securities of a single company or a small number of companies. Typically, the Fund holds approximately 30-40 securities.

Principal Risks

The Fund is subject to the same risks that apply to all mutual funds that invest in equity securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. Further, the Fund’s portfolio managers may select securities that underperform the stock market, the Fund’s benchmark or other mutual funds with similar investment objectives and strategies.

In addition, the Fund is subject to STOCK MARKET RISK, FOREIGN SECURITIES RISK, NONDIVERSIFIED FUND RISK and PORTFOLIO TURNOVER RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 54.

The Fund cannot guarantee that it will achieve its investment objective. If the value of the Fund’s investments goes down, you may lose money.

Temporary investments – The Fund generally will be fully invested in accordance with its objective and strategies. However, pending investment of cash balances, or if the Fund’s management believes that business, economic, political or financial conditions warrant, the Fund may invest without limit in cash or money market cash equivalents. The use of temporary investments therefore is not a principal investment strategy, as it prevents the Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.

Key Terms:

Equity securities – represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

43

HOW THE FUNDS INVEST: NEUBERGER BERMAN NVIT MULTI CAP OPPORTUNITIES FUND

Objective

The Neuberger Berman NVIT Multi Cap Opportunities Fund seeks long-term capital growth. This objective can be changed without shareholder approval upon 60-days written notice to shareholders.

Principal Investment Strategies

Under normal conditions, the Fund invests primarily in equity securities issued by mid- to large-cap companies that, in the opinion of the subadviser, exhibit characteristics that are consistent with a value style of investing. Equity securities in which the Fund invests are primarily common stock. The Fund may also invest in equity securities of companies that are located outside the United States. The Fund seeks to reduce risk by diversifying among many companies and industries, although diversification may not reduce or eliminate risk of loss, especially in a down market.

The Fund’s subadviser looks for well-managed companies with strong balance sheets whose stock prices are undervalued. Factors in identifying such companies may include:

•	historical low valuation;
•	strong fundamentals, such as a company’s financial, operational and competitive positions and
•	relatively high operating profit margins and returns.

The subadviser may also look for other characteristics in a company, such as a strong market position relative to competitors, a high level of stock ownership among management, and a recent sharp decline in stock price that appears to result from short-term market overreaction to negative news.

The Fund’s subadviser follows a disciplined selling strategy and may sell a stock when it reaches a target price, fails to perform as expected, or when other opportunities appear more attractive.

Principal Risks

The Fund is subject to the same risks that apply to all mutual funds that invest in equity securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. Further, the Fund’s portfolio managers may select securities that underperform the stock market, the Fund’s benchmark or other mutual funds with similar investment objectives and strategies.

In addition, the Fund is subject to STOCK MARKET RISK, MID-CAP RISK, VALUE STYLE RISK, and FOREIGN SECURITIES RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 54.

The Fund cannot guarantee that it will achieve its investment objective. If the value of the Fund’s investments goes down, you may lose money.

Temporary investments – The Fund generally will be fully invested in accordance with its objective and strategies. However, pending investment of cash balances, or if the Fund’s management believes that business, economic, political or financial conditions warrant, the Fund may invest without limit in cash or money market cash equivalents. The use of temporary investments therefore is not a principal investment strategy, as it prevents the Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.

Key Terms:

Equity securities – represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Mid-cap companies – companies with market capitalizations similar to those of companies included in the Russell MidCap® Index, ranging from $261.0 million to $15.4 billion as of December 31, 2009.

Large-cap companies – companies with market capitalizations similar to those of companies included in the S&P 500® Index, ranging from $1.1 billion to $323.7 billion as of December 31, 2009.

Value style – investing in equity securities that a Fund’s subadviser believes are undervalued, i.e., their stock prices are less than the subadviser believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow. Companies issuing such securities may be currently out of favor, undervalued due to market declines, or experiencing poor operating conditions that a Fund’s subadviser believes to be temporary.

44

HOW THE FUNDS INVEST: NEUBERGER BERMAN NVIT SOCIALLY RESPONSIBLE FUND

Objective

The Neuberger Berman NVIT Socially Responsible Fund seeks long-term growth of capital by investing primarily in securities of companies that meet the Fund’s financial criteria and social policy. This objective can be changed without shareholder approval upon 60-days written notice to shareholders.

Principal Investment Strategies

In pursuit of its objective, the Fund invests primarily in equity securities of mid- to large-cap companies that the subadviser believes follow principles of good corporate citizenship. The Fund seeks to reduce risk by investing across many different industries.

The subadviser employs a research driven and valuation-sensitive approach to stock selection. It seeks to identify stocks in well-positioned businesses that it believes are undervalued in the market. It looks for solid balance sheets, strong management teams with a track record of success, good cash flow, the prospect for above-average earnings growth, and other valuation-related factors. Among companies that meet these criteria, the subadviser looks for those companies that show leadership in four areas:

•	environmental concerns;
•	diversity in the work force;
•	progressive employment and workplace practices and
•	community relations.

The subadviser also typically looks at a company’s record in public health and the nature of its products. The subadviser judges firms on their corporate citizenship overall, considering their accomplishments as well as their goals. While these judgments are inevitably subjective, the Fund endeavors to avoid companies that derive revenue from gambling or the production of alcohol, tobacco, weapons, or nuclear power. The Fund also does not invest in any company that derives its total revenue primarily from non-consumer sales to the military. The Fund may invest in the securities of companies located or conducting business outside of the United States.

The Fund’s subadviser uses a value style of investing, which involves buying securities whose market prices appear to be intrinsically undervalued relative to their earnings, cash flow prospects, and other measures of value. For instance, the subadviser may also purchase a company’s stock if it looks more fully priced based on the market’s expectations of earnings, but is still inexpensive relative to the subadviser’s estimates. The subadviser generally considers selling a security when it reaches a target price, fails to perform as expected, the issuer no longer meets the Fund’s financial criteria or social policy, or when other opportunities appear more attractive.

Principal Risks

The Fund is subject to the same risks that apply to all mutual funds that invest in equity securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. Further, the Fund’s portfolio managers may select securities that underperform the stock market, the Fund’s benchmark or other mutual funds with similar investment objectives and strategies.

In addition, the Fund is subject to STOCK MARKET RISK, SOCIAL POLICY RISK, MID-CAP RISK, VALUE STYLE RISK and FOREIGN SECURITIES RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 54.

The Fund cannot guarantee that it will achieve its investment objective. If the value of the Fund’s investments goes down, you may lose money.

Temporary investments – The Fund generally will be fully invested in accordance with its objective and strategies. However, pending investment of cash balances, or if the Fund’s management believes that business, economic, political or financial conditions warrant, the Fund may invest without limit in cash or money market cash equivalents. The use of temporary investments therefore is not a principal investment strategy, as it prevents the Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.

Key Terms:

Equity securities – represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Mid-cap companies – companies with market capitalizations similar to those of companies included in the Russell MidCap® Index, ranging from $261.0 million to $15.4 billion as of December 31, 2009.

Large-cap companies – companies with market capitalizations similar to those of companies included in the S&P 500® Index, ranging from $1.1 billion to $323.7 billion as of December 31, 2009.

Value style – investing in equity securities that a Fund’s subadviser believes are undervalued, i.e., their stock prices are less than the subadviser believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow. Companies issuing such securities may be currently out of favor, undervalued due to market declines, or experiencing poor operating conditions that a Fund’s subadviser believes to be temporary.

45

HOW THE FUNDS INVEST: NVIT DEVELOPING MARKETS FUND

Objective

The NVIT Developing Markets Fund seeks long-term capital appreciation. This objective can be changed without shareholder approval upon 60-days written notice to shareholders.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies of any size (including small- and mid-cap companies) that are tied economically to the world’s developing or emerging market countries. The Fund considers a company to be tied economically to emerging market countries if it is headquartered, trades on an exchange or maintains at least 50% of its assets in, or derives at least 50% of its revenues from, emerging market countries. The Fund may also invest in derivatives, such as currency futures and foreign currency forward contracts, in order to hedge against international currency exposure.

The subadviser determines the universe of emerging market countries in which to invest, and this list may change from time to time based on its assessment of a country’s suitability for investment. By way of illustration, as of the date of this Prospectus, emerging market countries in which the Fund normally invests may include: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey. The Fund typically maintains investments in at least six countries at all times.

The subadviser employs a “growth at a reasonable price” investment philosophy that focuses on companies with unrecognized growth and earnings surprise. Its investment process is driven by fundamental research and analysis of stocks, sectors and countries. The subadviser seeks what it believes to be under-recognized growth companies that are expected to deliver positive earnings. The subadviser believes in research specialization and multiple sources of investment return. Proprietary research has led the subadviser to identify growth, liquidity, currency, management and valuation at both the country and company level as the key drivers of performance in emerging markets. The portfolio managers identify preferred weightings for countries based on country analysis, and identify preferred selection and weighting of the securities owned based on stock ratings for individual companies that are established by the stock analysts. The subadviser bases decisions to sell securities on one or a mix of conditions, including but not limited to, the meeting of long-term price targets, the failure to meet fundamental expectations, or a determination that such securities are no longer consistent with the subadviser’s view of the economic or investment cycle.

The Fund may engage in active and frequent trading of securities.

Principal Risks

The Fund is subject to the same risks that apply to all mutual funds that invest in equity securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. Further, the Fund’s portfolio managers may select securities that underperform the stock market, the Fund’s benchmark or other mutual funds with similar investment objectives and strategies.

In addition, the Fund is subject to FOREIGN SECURITIES RISK, EMERGING MARKETS RISK, STOCK MARKET RISK, SMALL-CAP RISK, MID-CAP RISK, DERIVATIVES RISK, LIQUIDITY RISK, COUNTRY RISK and PORTFOLIO TURNOVER RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 54.

The Fund cannot guarantee that it will achieve its investment objective. If the value of the Fund’s investments goes down, you may lose money.

Temporary investments – The Fund generally will be fully invested in accordance with its objective and strategies. However, pending investment of cash balances, or if the Fund’s management believes that business, economic, political or financial conditions warrant, the Fund may invest without limit in cash or money market cash equivalents. The use of temporary investments therefore is not a principal investment strategy, as it prevents the Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.

Key Terms:

Equity securities – represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Small-cap companies – companies with market capitalizations similar to those of companies included in the Russell 2000® Index, ranging from $20.0 million to $5.6 billion as of December 31, 2009.

Mid-cap companies – companies with market capitalizations similar to those of companies included in the Russell MidCap® Index, ranging from $261.0 million to $15.4 billion as of December 31, 2009.

Emerging market countries – are developing and low- or middle-income countries that are not classified as developed countries by MSCI Barra. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Derivative – a contract or investment the value of which is based on the performance of an underlying financial asset, index or economic measure.

46

HOW THE FUNDS INVEST: NVIT EMERGING MARKETS FUND

Objective

The NVIT Emerging Markets Fund seeks long-term capital growth by investing primarily in equity securities of companies located in emerging market countries. This objective can be changed without shareholder approval upon 60-days written notice to shareholders.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities issued by companies that are tied economically to emerging market countries. The Fund considers a company to be tied economically to emerging market countries if it is headquartered, trades on an exchange or maintains at least 50% of its assets in, or derives at least 50% of its revenues from, emerging market countries. The Fund may invest in companies of any size, including small- and mid-cap companies. The Fund may also invest in derivatives, such as currency futures and foreign currency forward contracts, in order to hedge against international currency exposure.

The subadviser determines the universe of emerging market countries in which to invest, and this list may change from time to time based on its assessment of a country’s suitability for investment. By way of illustration, as of the date of this Prospectus, emerging market countries in which the Fund normally invests may include: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

The subadviser employs a “growth at a reasonable price” investment philosophy that focuses on companies with unrecognized growth and earnings surprise. Its investment process is driven by fundamental research and analysis of stocks, sectors and countries. The subadviser seeks what it believes to be under-recognized growth companies that are expected to deliver positive earnings. The subadviser believes in research specialization and multiple sources of investment return. Proprietary research has led the subadviser to identify growth, liquidity, currency, management and valuation at both the country and company level as the key drivers of performance in emerging markets. The portfolio managers identify preferred weightings for countries based on country analysis, and identify preferred selection and weighting of the securities owned based on stock ratings for individual companies that are established by the stock analysts. The subadviser bases decisions to sell securities on one or a mix of conditions, including but not limited to the meeting of long-term price targets, the failure to meet fundamental expectations, or a determination that such securities are no longer consistent with the subadviser’s view of the economic or investment cycle.

The Fund may engage in active and frequent trading of securities.

Principal Risks

The Fund is subject to the same risks that apply to all mutual funds that invest in equity securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. Further, the Fund’s portfolio managers may select securities that underperform the stock market, the Fund’s benchmark or other mutual funds with similar investment objectives and strategies.

In addition, the Fund is subject to FOREIGN SECURITIES RISK, EMERGING MARKETS RISK, STOCK MARKET RISK, SMALL-CAP RISK, MID-CAP RISK, DERIVATIVES RISK, LIQUIDITY RISK and PORTFOLIO TURNOVER RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 54.

The Fund cannot guarantee that it will achieve its investment objective. If the value of the Fund’s investments goes down, you may lose money.

Temporary investments – The Fund generally will be fully invested in accordance with its objective and strategies. However, pending investment of cash balances, or if the Fund’s management believes that business, economic, political or financial conditions warrant, the Fund may invest without limit in cash or money market cash equivalents. The use of temporary investments therefore is not a principal investment strategy, as it prevents the Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.

Key Terms:

Equity securities – represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Emerging market countries – are developing and low- or middle-income countries that are not classified as developed countries by MSCI Barra. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Small-cap companies – companies with market capitalizations similar to those of companies included in the Russell 2000® Index, ranging from $20.0 million to $5.6 billion as of December 31, 2009.

Mid-cap companies – companies with market capitalizations similar to those of companies included in the Russell MidCap® Index, ranging from $261.0 million to $15.4 billion as of December 31, 2009.

Derivative – a contract or investment the value of which is based on the performance of an underlying financial asset, index or economic measure.

47

HOW THE FUNDS INVEST: NVIT GROWTH FUND

Objective

The NVIT Growth Fund seeks long-term capital appreciation. This objective can be changed without shareholder approval upon 60-days written notice to shareholders.

Principal Investment Strategies

The Fund invests primarily in common stocks issued by large-cap companies, utilizing a growth style of investing. In other words, the Fund seeks companies whose earnings are expected to grow consistently faster than those of other companies. The Fund’s subadviser generally employs fundamental analysis, based on bottom-up qualitative research, to identify companies that appear to have favorable long-term growth potential and the likelihood of positive earnings revisions, along with the financial resources to capitalize on growth opportunities. In addition, the subadviser may manage a small portion of the Fund’s portfolio using quantitative techniques in order to add to the Fund’s performance while moderating its risk versus the Fund’s benchmark. The subadviser combines and integrates these portions to produce an overall growth equity portfolio.

As part of its investment process, the subadviser evaluates companies based on business quality and valuation, with a focus on the following characteristics:

•	Business prospects/strategy – Evidence of industry growth, clear strategy and execution;
•	Management team – Motivation, experience, and performance track record;
•	Financials – Strong and transparent balance sheet and financial statements;

•	Transparency – Clean organizational structure, visible earnings, clear financial reports; and

•	Commitment to shareholder value – Company is run for shareholders, not management.

For the portion of the Fund that is subject to quantitative techniques, the subadviser uses a systematic approach that uncovers attractive investment opportunities in different market environments and utilizes portfolio optimization to add value by maximizing the return per unit of risk in portfolio construction.

The Fund reviews holdings closely and will typically sell a company’s securities if there is:

•	a deterioration in business quality (e.g., loss of business focus, change in competitive landscape, management changes);
•	a change in valuation (e.g., achieves price target);

•	significant corporate activity (e.g. takeover or merger); or

•	the emergence of more attractive investment opportunities.

The Fund may engage in active and frequent trading of portfolio securities.

Principal Risks

The Fund is subject to the same risks that apply to all mutual funds that invest in equity securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. Further, the Fund’s portfolio managers may select securities that underperform the stock market, the Fund’s benchmark or other mutual funds with similar investment objectives and strategies.

In addition, the Fund is subject to STOCK MARKET RISK, GROWTH STYLE RISK and PORTFOLIO TURNOVER RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 54.

The Fund cannot guarantee that it will achieve its investment objective. If the value of the Fund’s investments goes down, you may lose money.

Temporary investments – The Fund generally will be fully invested in accordance with its objective and strategies. However, pending investment of cash balances, or if the Fund’s management believes that business, economic, political or financial conditions warrant, the Fund may invest without limit in cash or money market cash equivalents. The use of temporary investments therefore is not a principal investment strategy, as it prevents the Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.

Key Terms:

Large-cap companies – companies with market capitalizations similar to those of companies included in the Russell 1000® Index, ranging from $261.0 million to $332.7 billion as of December 31, 2009.

Growth style – investing in equity securities of companies that a Fund’s subadviser believes have above-average rates of earnings growth and which therefore may experience above-average increases in stock price.

Quantitative techniques – are mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a Fund.

Portfolio optimization – assembling a portfolio in such a way that return is maximized for a given level of risk, or risk is minimized for a given expected level of return.

48

HOW THE FUNDS INVEST: NVIT NATIONWIDE FUND

Objective

The NVIT Nationwide Fund seeks total return through a flexible combination of capital appreciation and current income. This objective can be changed without shareholder approval upon 60-days written notice to shareholders.

Principal Investment Strategies

The Fund invests primarily in common stocks and other equity securities using a dual approach that blends fundamental investment and quantitative techniques. The Fund is composed of two portions: a fundamentally managed portion and a quantitatively managed portion. The fundamental portion uses bottom-up qualitative research in constructing a diversified portfolio; the quantitative portion seeks to add to the Fund’s performance using quantitative investment techniques while moderating its risk versus the Fund’s benchmark. The subadviser combines and integrates these portions to produce an overall blended equity portfolio consisting of various types of stocks that offer the potential for capital growth and/or dividend income.

As part of its investment process, the subadviser evaluates companies based on business quality and valuation, with a focus on the following characteristics:

For the fundamentally managed portion:

•	Business prospects/strategy – Evidence of industry growth, clear strategy and execution;
•	Management team – Motivation, experience, and performance track record;
•	Financials – Strong and transparent balance sheet and financial statements;

•	Transparency – Clean organizational structure, visible earnings, clear financial reports; and

•	Commitment to shareholder value – Company is run for shareholders, not management.

For the quantitatively managed portion:

•	Quantitative model – A systematic approach that uncovers attractive investment opportunities in different market environments and utilizes portfolio optimization to add value by maximizing the return per unit of risk in portfolio construction.

The subadviser typically reviews holdings closely and may sell a company’s securities if there is:

•	a deterioration in business quality (e.g., loss of business focus, change in competitive landscape, management changes);
•	a change in valuation (e.g., share price increase outpaces business growth);
•	corporate activity (e.g., takeover or merger); or

•	the emergence of more attractive investment opportunities.

The Fund may engage in active and frequent trading of portfolio securities.

Principal Risks

The Fund is subject to the same risks that apply to all mutual funds that invest in equity securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. Further, the Fund’s portfolio managers may select securities that underperform the stock market, the Fund’s benchmark or other mutual funds with similar investment objectives and strategies.

In addition, the Fund is subject to STOCK MARKET RISK and PORTFOLIO TURNOVER RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 54.

The Fund cannot guarantee that it will achieve its investment objective. If the value of the Fund’s investments goes down, you may lose money.

Temporary investments – The Fund generally will be fully invested in accordance with its objective and strategies. However, pending investment of cash balances, or if the Fund’s management believes that business, economic, political or financial conditions warrant, the Fund may invest without limit in cash or money market cash equivalents. The use of temporary investments therefore is not a principal investment strategy, as it prevents the Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.

Key Terms:

Equity securities – represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Quantitative techniques – are mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a Fund.

Portfolio optimization – assembling a portfolio in such a way that return is maximized for a given level of risk, or risk is minimized for a given expected level of return.

49

HOW THE FUNDS INVEST: NVIT REAL ESTATE FUND

Objective

The NVIT Real Estate Fund seeks current income and long-term capital appreciation. This objective can be changed without shareholder approval upon 60-days written notice to shareholders.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of U.S. real estate companies. These include the securities of real estate investment trusts (“REITs”) and real estate operating companies (“REOCs”) that invest in a variety of property types and regions. Equity securities in which the Fund invests are primarily common stocks. The Fund is nondiversified, which means that the Fund may hold larger positions in fewer securities than other funds.

The Fund’s subadviser employs a combination of “top-down” and “bottom-up” approaches in managing the Fund’s portfolio. The top-down approach focuses on various regional criteria, which include demographic and macroeconomic considerations (for example, population, employment, household formation and income). The bottom-up approach focuses on individual issuers, emphasizing underlying asset values, values per square foot and property yields. The subadviser also considers other criteria, such as space demand, new construction and rental patterns. The subadviser generally considers selling a security when it determines that it is less attractive based on a number of factors, including changes in the price of the security, earnings prospects relative to its peers and/or business prospects.

Principal Risks

The Fund is subject to the same risks that apply to all mutual funds that invest in equity securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. Further, the Fund’s portfolio managers may select securities that underperform the stock market, the Fund’s benchmark or other mutual funds with similar investment objectives and strategies.

In addition, the Fund is subject to STOCK MARKET RISK, COUNTRY OR SECTOR RISK, REIT AND REAL ESTATE RISK, and NONDIVERSIFIED FUND RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 54.

The Fund cannot guarantee that it will achieve its investment objective. If the value of the Fund’s investments goes down, you may lose money.

Temporary investments – The Fund generally will be fully invested in accordance with its objective and strategies. However, pending investment of cash balances, or if the Fund’s management believes that business, economic, political or financial conditions warrant, the Fund may invest without limit in cash or money market cash equivalents. The use of temporary investments therefore is not a principal investment strategy, as it prevents the Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.

Key Terms:

Equity securities – represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

U.S. real estate company – a company which either (i) derives at least 50% of its revenues or profits from the ownership, construction, management, financing or sale of real estate, or (ii) has at least 50% of the fair market value of its assets invested in real estate, and which (i) is organized or has a principal office in the United States, (ii) derives at least 50% of its annual revenues from goods produced, sales made or services performed in the United States, or (iii) the securities of which are traded on a recognized stock exchange in the United States.

REIT – a company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

50

HOW THE FUNDS INVEST: OPPENHEIMER NVIT LARGE CAP GROWTH FUND

Objective

The Oppenheimer NVIT Large Cap Growth Fund seeks long-term capital growth. This objective can be changed without shareholder approval upon 60-days written notice to shareholders.

Principal Investment Strategies

Under normal conditions, the Fund invests at least 80% of its net assets in equity securities issued by large-cap companies, utilizing a growth style of investing. Equity securities in which the Fund invests are primarily common stock. The Fund seeks to reduce risk by diversifying among many companies and industries. The Fund may also invest in equity securities of large-cap companies that are located outside the United States. It also may invest up to 20% of its net assets in small- and mid-cap companies.

The Fund’s subadviser seeks companies whose earnings are expected to grow consistently faster than those of other companies. In determining whether a company has favorable growth characteristics, the Fund’s subadviser analyzes such factors as:

•	companies in businesses with above-average growth potential;

•	companies with growth rates that the portfolio manager believes are sustainable over time; and

•	stocks with reasonable valuations relative to their growth potential.

The Fund’s subadviser may sell securities that it believes no longer meet the above criteria.

Principal Risks

The Fund is subject to the same risks that apply to all mutual funds that invest in equity securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. Further, the Fund’s portfolio managers may select securities that underperform the stock market, the Fund’s benchmark or other mutual funds with similar investment objectives and strategies.

In addition, the Fund is subject to STOCK MARKET RISK, GROWTH STYLE RISK, FOREIGN SECURITIES RISK, SMALL-CAP RISK and MID-CAP RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 54.

The Fund cannot guarantee that it will achieve its investment objective. If the value of the Fund’s investments goes down, you may lose money.

Temporary investments – The Fund generally will be fully invested in accordance with its objective and strategies. However, pending investment of cash balances, or if the Fund’s management believes that business, economic, political or financial conditions warrant, the Fund may invest without limit in cash or money market cash equivalents. The use of temporary investments therefore is not a principal investment strategy, as it prevents the Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.

Key Terms:

Equity securities – represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Large-cap companies – companies with market capitalizations similar to those of companies included in the Russell 1000® Index, ranging from $261.0 million to $332.7 billion as of December 31, 2009.

Growth style – investing in equity securities of companies that a Fund’s subadviser believes have above-average rates of earnings growth and which therefore may experience above-average increases in stock price.

Small-cap companies – companies with market capitalizations similar to those of companies included in the Russell 2000 Index, ranging from $20.0 million to $5.6 billion as of December 31, 2009.

Mid-cap companies – companies with market capitalizations similar to those of companies included in the Russell MidCap Index, ranging from $261.0 million to $15.4 billion as of December 31, 2009.

51

HOW THE FUNDS INVEST: TEMPLETON NVIT INTERNATIONAL VALUE FUND

Objective

The Templeton NVIT International Value Fund seeks to maximize total return consisting of capital appreciation and/or current income. This objective can be changed without shareholder approval upon 60-days written notice to shareholders.

Principal Investment Strategies

Under normal conditions, the Fund invests at least 80% of its net assets in equity securities issued by companies that are located in, or that derive at least 50% of their earnings or revenues from, a number of countries around the world other than the United States. Some of these countries may be considered to be emerging market countries. Equity securities in which the Fund invests are primarily common stock. The Fund may invest in equity securities issued by companies of any market capitalization, including mid- and small-cap companies. Equity securities in which the Fund invests may include preferred stocks and convertible securities. The Fund also may use derivatives, such as futures and options, either as a substitute for taking a position in an underlying asset, to increase returns or as part of a hedging strategy.

In selecting securities for the Fund, the subadviser applies a “bottom-up,” long-term, value style of investing, which involves buying securities whose market prices appear to be intrinsically undervalued relative to their earnings, book value, cash flow, profit margins and other measures of value. The Fund’s subadviser seeks to achieve the Fund’s objective by identifying companies that offer above-average opportunities for capital appreciation in various countries and industries where economic and political factors, including currency movements, are favorable to capital growth. The subadviser generally considers selling a security when it reaches a target price, fails to perform as expected, or when other opportunities appear more attractive. The Fund, from time to time, may have significant investments in one or more countries or in particular sectors, such as financial institutions or industrial companies.

Principal Risks

The Fund is subject to the same risks that apply to all mutual funds that invest in equity securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. Further, the Fund’s portfolio managers may select securities that underperform the stock market, the Fund’s benchmark or other mutual funds with similar investment objectives and strategies.

In addition, the Fund is subject to STOCK MARKET RISK, FOREIGN SECURITIES RISK, EMERGING MARKETS RISK, SMALL-CAP RISK, MID-CAP RISK, PREFERRED STOCK RISK, CONVERTIBLE SECURITIES RISK, DERIVATIVES RISK, VALUE STYLE RISK, and COUNTRY OR SECTOR RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 54.

The Fund cannot guarantee that it will achieve its investment objective. If the value of the Fund’s investments goes down, you may lose money.

Temporary investments – The Fund generally will be fully invested in accordance with its objective and strategies. However, pending investment of cash balances, or if the Fund’s management believes that business, economic, political or financial conditions warrant, the Fund may invest without limit in cash or money market cash equivalents. The use of temporary investments therefore is not a principal investment strategy, as it prevents the Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.

Key Terms:

Equity securities – represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Emerging market countries – developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Market capitalization – is a common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Mid-cap companies – companies with market capitalizations similar to those of companies included in the Russell MidCap® Index, ranging from $261.0 million to $15.4 billion as of December 31, 2009.

Small-cap companies – companies with market capitalizations similar to those of companies included in the Russell 2000® Index, ranging from $20.0 million to $5.6 billion as of December 31, 2009.

Preferred stock – a class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Convertible securities – debt securities or preferred stocks that may be converted into common stock. While a convertible security is a fixed-income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.

Derivative – a contract or investment the value of which is based on the performance of an underlying financial asset, index or economic measure.

Value style – investing in equity securities that a Fund’s subadviser believes are undervalued, i.e., their stock prices are less than the subadviser believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow. Companies issuing such securities may be currently out of favor, undervalued due to market declines, or experiencing poor operating conditions that a Fund’s subadviser believes to be temporary.

52

HOW THE FUNDS INVEST: VAN KAMPEN NVIT COMSTOCK VALUE FUND

Objective

The Van Kampen NVIT Comstock Value Fund’s investment objective is to seek capital growth and income through investments in equity securities, including common stocks and securities convertible into common stocks. This objective can be changed without shareholder approval upon 60-days written notice to shareholders.

Principal Investment Strategies

Under normal circumstances, the subadviser seeks to achieve the Fund’s investment objective by investing in a portfolio of equity securities, consisting principally of common stocks of companies of any market capitalization, including small- and mid-cap companies. The subadviser employs a contrarian approach in pursuing the Fund’s value style of investing, seeking well-established, under-valued companies believed by the subadviser to possess the potential for capital growth and income.

Portfolio securities are typically sold when the subadviser’s assessments of the capital growth and income potential of such securities materially change.

The Fund may invest up to 25% of its total assets in securities of foreign issuers. The Fund may also invest up to 10% of its total assets in real estate investment trusts (“REITs”).

Principal Risks

The Fund is subject to the same risks that apply to all mutual funds that invest in equity securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. Further, the Fund’s portfolio managers may select securities that underperform the stock market, the Fund’s benchmark or other mutual funds with similar investment objectives and strategies.

In addition, the Fund is subject to STOCK MARKET RISK, VALUE STYLE RISK, CONTRARIAN INVESTING RISK, SMALL-CAP RISK, MID-CAP RISK, CONVERTIBLE SECURITIES RISK, FOREIGN SECURITIES RISK and REIT RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 54.

The Fund cannot guarantee that it will achieve its investment objective. If the value of the Fund’s investments goes down, you may lose money.

Temporary investments – The Fund generally will be fully invested in accordance with its objective and strategies. However, pending investment of cash balances, or if the Fund’s management believes that business, economic, political or financial conditions warrant, the Fund may invest without limit in cash or money market cash equivalents. The use of temporary investments therefore is not a principal investment strategy, as it prevents the Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.

Key Terms:

Equity securities – represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Common stock – securities representing shares of ownership of a corporation.

Small-cap companies – companies with market capitalizations similar to those of companies included in the Russell 2000® Index, ranging from $20.0 million to $5.6 billion as of December 31, 2009.

Mid-cap companies – companies with market capitalizations similar to those of companies included in the Russell MidCap® Index, ranging from $261.0 million to $15.4 billion as of December 31, 2009.

Contrarian – an investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t. A contrarian investment strategy generally focuses on out-of-favor securities whose price-to-earnings ratios are lower than the rest of the market or industry or even their own historic averages.

Value style – investing in equity securities that a Fund’s subadviser believes are undervalued, i.e., their stock prices are less than the subadviser believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow. Companies issuing such securities may be currently out of favor, undervalued due to market declines, or experiencing poor operating conditions that a Fund’s subadviser believes to be temporary.

REIT – a company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

53

RISKS OF INVESTING IN THE FUNDS

As with all mutual funds, investing in Nationwide Funds involves certain risks. There is no guarantee that a Fund will meet its investment objective or that a Fund will perform as it has in the past. You may lose money if you invest in one or more Nationwide Funds.

The following information relates to the principal risks of investing in the Funds, as identified in the “How the Funds Invest” section for each Fund. A Fund may invest in or use other types of investments or strategies not shown below that do not represent principal strategies or raise principal risks. More information about these non-principal investments, strategies and risks is available in the Funds’ Statement of Additional Information (“SAI”).

Contrarian investing risk – contrarian investing attempts to profit by investing in a manner that differs from the current market consensus or trend. This approach carries the risk that (1) the market consensus or trend is actually correct, which can result in losses to the Fund, or (2) the market consensus takes much longer before it agrees with the subadviser’s assessment, which can cause the Fund to miss opportunities for gains.

Convertible securities risk – Convertible securities typically pay current income as either interest (debt security convertibles) or dividends (preferred stocks). A convertible’s value usually reflects both the stream of current income payments and the value of the underlying common stock. The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible usually falls. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. Value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. The Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

Country or sector risk – if a Fund emphasizes one or more countries or economic sectors, it may be more susceptible to the financial, market, political or economic events affecting the particular issuers and industries participating in such countries or sectors than funds that do not emphasize particular countries or sectors.

Derivatives risk – a derivative is a contract or investment the value of which is based on the performance of an underlying financial asset, index or other measure. For example, an option is a derivative because its value changes in relation to the performance of an underlying stock. The value of an option on a futures contract varies with the value of the underlying futures contract, which in turn varies with the value of the underlying commodity or security. Derivatives present the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset or measure to which the derivative is linked changes in unexpected ways. Some risks of investing in derivatives include:

•	the other party to the derivatives contract may fail to fulfill its obligations;
•	their use may reduce liquidity and make the Fund harder to value, especially in declining markets;

•	a Fund may suffer disproportionately heavy losses relative to the amount invested;

•	when used for hedging purposes, changes in the value of derivatives may not match or fully offset changes in the value of the hedged portfolio securities, thereby failing to achieve the original purpose for using the derivatives; and

•	certain derivative instruments may require a Fund to maintain assets as “cover,” maintain segregated accounts, or make margin payments, which might impair the Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

Each Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (CEA) and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Emerging markets risk – the risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets are riskier because they develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, the securities markets in many of these countries have far lower trading volumes and less liquidity than developed markets. Since these markets are so small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. Many emerging markets also have histories of political instability and abrupt changes in policies. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts.

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. Foreign investments involve some of the following risks as well:

•	political and economic instability;
•	the impact of currency exchange rate fluctuations;
•	reduced information about issuers;
•	higher transaction costs;
•	less stringent regulatory and accounting standards and
•	delayed settlement.

Additional risks include the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities; the

54

RISKS OF INVESTING IN THE FUNDS (cont.)

possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investment in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls.

Foreign currencies – foreign securities may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates affect the value of a Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.

Foreign custody – a Fund that invests in foreign securities may hold such securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on a Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for a Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount a Fund can earn on its investments and typically results in a higher operating expense ratio for a Fund holding assets outside the United States.

Depositary receipts – investments in foreign securities may be in the form of depositary receipts, such as American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), which typically are issued by local financial institutions and evidence ownership of the underlying securities. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.

Growth style risk – growth investing involves buying stocks that have relatively high prices in relation to their earnings. Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market movements. During periods of growth stock underperformance, a Fund’s performance may suffer and underperform other equity funds that use different investing styles.

Liquidity risk – the risk that a Fund may invest to a greater degree in instruments that trade in lower volumes and may make investments that may be less liquid than other investments. Liquidity risk also includes the risk that a Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instruments at all. An inability to sell a portfolio position can adversely affect a Fund’s value or prevent a Fund from being able to take advantage of other investment opportunities. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell liquid securities at unfavorable times and conditions. Funds that invest in emerging market issuers will be especially subject to the risk that during certain periods, the liquidity of particular issuers, countries or industries, or all securities within particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.

Mid-cap risk – in general, stocks of mid-cap companies trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of large-cap companies or the market overall. Mid-cap companies may have limited product lines or markets, be less financially secure than larger companies or depend on a smaller number of key personnel. If adverse developments occur, such as due to management changes or product failures, the Fund’s investment in a mid-cap company may lose substantial value. Investing in mid-cap companies requires a longer-term investment view and may not be appropriate for all investors.

Nondiversified fund risk – because a nondiversified Fund may hold larger positions in fewer securities than other funds, a single security’s increase or decrease in value may have a greater impact on the Fund’s value and total return.

Portfolio turnover risk – a higher portfolio turnover rate increases transaction costs and as a result may adversely impact a Fund’s performance and may increase share price volatility.

Preferred stock risk – a preferred stock may decline in price, or fail to pay dividends when expected, because the issuer experiences a decline in its financial status. In addition to this credit risk, investment in preferred stocks involves certain other risks, including skipping or deferring distributions, and redemption in the event of certain legal or tax changes or at

55

RISKS OF INVESTING IN THE FUNDS (cont.)

the issuer’s call. Preferred stocks are also subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments. Preferred stocks may be significantly less liquid than many other securities, such as U.S. government securities, corporate debt or common stock.

REIT and real estate risk – involves the risks that are associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, and unexpected vacancies of properties and the relative lack of liquidity associated with investments in real estate. REITs that invest in real estate mortgages are also subject to risk of default or prepayment risk.

Small-cap risk – in general, stocks of small-cap companies trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of large-cap companies or the market overall. Small-cap companies may have limited product lines or markets, be less financially secure than larger companies or depend on a smaller number of key personnel. If adverse developments occur, such as due to management changes or product failures, the Fund’s investment in a small-cap company may lose substantial value. Investing in small-cap companies requires a longer-term investment view and may not be appropriate for all investors.

Social policy risk – The Neuberger Berman NVIT Socially Responsible Fund’s social policy may cause it to underperform similar mutual funds that do not have a social policy. This can occur because:

•	undervalued stocks that do not meet the social criteria could outperform those that do;
•	economic or political changes could make certain companies less attractive for investment or
•	the social policy could cause the Fund to sell or avoid stocks that subsequently perform well.

Stock market risk – a Fund could lose value if the individual equity securities in which it has invested and/or the overall stock markets on which the stocks trade decline in price. Stocks and stock markets may experience short-term volatility (price fluctuation) as well as extended periods of price decline or little growth. Individual stocks are affected by many factors, including:

•	corporate earnings;
•	production;
•	management;
•	sales and

•	market trends, including investor demand for a particular type of stock, such as growth or value stocks, small- or large-cap stocks, or stocks within a particular industry.

Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.

Value style risk – over time, a value investing style may go in and out of favor, causing a Fund to sometimes underperform other equity funds that use different investing styles. Value stocks can react differently to issuer, political, market and economic developments than the market overall and other types of stocks. In addition, a Fund’s value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.

* * * * * *

Selective Disclosure of Portfolio Holdings

Each Fund posts onto the Internet site for the Trust (www.nationwide.com/mutualfunds) substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month, and remain available on the Internet site until the Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the Securities and Exchange Commission. A description of the Funds’ policies and procedures regarding the release of portfolio holdings information is available in the Funds’ SAI.

56

FUND MANAGEMENT

Investment Adviser

Nationwide Fund Advisors (“NFA” or the “Adviser”), 1000 Continental Drive, Suite 400, King of Prussia, Pennsylvania 19406, manages the investment of the Funds’ assets and supervises the daily business affairs of each Fund. Subject to the supervision of the Trust’s Board of Trustees (“Board of Trustees”), NFA also determines the allocation of Fund assets among one or more subadvisers and evaluates and monitors the performance of the subadvisers. NFA was organized in 1999 as an investment adviser for mutual funds. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory and subadvisory agreements for the Funds will be available in the Funds’ semiannual report to shareholders, which will cover the period January 1, 2010 to June 30, 2010.

Subadvisers

Subject to the supervision of NFA and the Board of Trustees, a subadviser will manage all or a portion of a Fund’s assets in accordance with the Fund’s investment objective and strategies. With regard to the portion of the Fund assets allocated to it, each subadviser makes investment decisions for the Fund and, in connection with such investment decisions, places purchase and sell orders for securities. NFA pays each subadviser from the management fee it receives.

ABERDEEN ASSET MANAGEMENT INC. (“ABERDEEN”) is the subadviser for the NVIT Growth Fund and NVIT Nationwide Fund. Aberdeen is located at 1735 Market Street, 37th Floor, Philadelphia, Pennsylvania 19103. Aberdeen, formed in 1993, is the U.S. arm of a global investment management group based in the United Kingdom, Aberdeen Asset Management PLC.

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.  (“AMERICAN CENTURY”) is the subadviser for the American Century NVIT Multi Cap Value Fund. American Century is located at 4500 Main Street, Kansas City, Missouri 64111, and was formed in 1958.

BARING INTERNATIONAL INVESTMENT LIMITED (“BARINGS”) is the subadviser for the NVIT Developing Markets Fund and NVIT Emerging Markets Fund. Barings is located at 155 Bishopsgate, London, England, United Kingdom. Barings is an indirect wholly owned subsidiary of Massachusetts Mutual Life Insurance Company, and a direct subsidiary of Baring Asset Management Limited. Barings and its affiliates provide asset management services in developed and emerging equity and bond markets on behalf of institutional, retail and private clients worldwide.

GARTMORE GLOBAL PARTNERS (“GGP”) is the subadviser for the Gartmore NVIT International Equity Fund and Gartmore NVIT Worldwide Leaders Fund. GGP is located at 8 Fenchurch Place, London, England, United Kingdom. GGP is an indirect wholly owned subsidiary of Gartmore Group Limited, which was admitted to trading on the London Stock Exchange on 16 December 2009 (“Admission”). At Admission, the majority of Gartmore Group Limited’s ordinary shares were in public hands. However, a significant proportion of the ordinary shares remain beneficially owned by private equity funds sponsored by Hellman & Friedman LLC (a private equity firm based in the United States) and the directors, senior management and employees of GGP.

MORGAN STANLEY INVESTMENT MANAGEMENT INC. (“MSIM”) is the subadviser for the NVIT Real Estate Fund. MSIM is located at 522 Fifth Avenue, New York, New York 10036. Morgan Stanley is the direct parent of MSIM. Morgan Stanley is a global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services.

NEUBERGER BERMAN MANAGEMENT LLC (“NEUBERGER BERMAN”) is the subadviser for the Neuberger Berman NVIT Multi Cap Opportunities Fund and Neuberger Berman NVIT Socially Responsible Fund. Neuberger Berman is located at 605 Third Avenue, New York, New York 10158. Neuberger Berman is a subsidiary of Neuberger Berman Holdings LLC.

OPPENHEIMERFUNDS, INC. (“OPPENHEIMER”) is the subadviser for the Oppenheimer NVIT Large Cap Growth Fund. Oppenheimer is located at Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Oppenheimer manages open-end mutual funds, and is the parent company of several other companies that provide investment advisory services for institutional clients and distribution and shareholder services for other investment companies. Oppenheimer is wholly owned by Oppenheimer Acquisition Corporation, a holding company controlled by Massachusetts Mutual Life Insurance Company.

TEMPLETON INVESTMENT COUNSEL, LLC (“TEMPLETON”)  is the subadviser for the Templeton NVIT International Value Fund. Templeton is located at 500 East Broward Blvd., Fort Lauderdale, Florida 33394-3091. Templeton is an indirect wholly owned subsidiary of Franklin Resources, Inc., a global investment organization operating as Franklin Templeton Investments. Franklin Templeton Investments provides global and domestic investment management services, through its Franklin, Templeton, Mutual Series and Fiduciary Trust subsidiaries.

VAN KAMPEN ASSET MANAGEMENT (“VKAM”) is the subadviser for the Van Kampen NVIT Comstock Value Fund. VKAM is located at 522 Fifth Avenue, New York, New York 10036. VKAM is a wholly owned subsidiary of Van Kampen Investments Inc. (“Van Kampen”). Van Kampen is an indirect wholly owned subsidiary of Morgan Stanley Investment Management.

57

FUND MANAGEMENT (cont.)

Management Fees

Each Fund pays NFA a management fee based on the Fund’s average daily net assets. The total management fee paid by each Fund for the fiscal year ended December 31, 2009, expressed as a percentage of the Fund’s average daily net assets and taking into account any applicable waivers or reimbursements, was as follows:

Fund	Actual Management Fee Paid
American Century NVIT Multi Cap Value Fund	0.04%

Gartmore NVIT International Equity Fund	0.96%

Gartmore NVIT Worldwide Leaders Fund	0.70%

Neuberger Berman NVIT Multi Cap Opportunities Fund	0.60%

Neuberger Berman NVIT Socially Responsible Fund	0.62%

NVIT Developing Markets Fund	0.93%

NVIT Emerging Markets Fund	0.93%

NVIT Growth Fund	0.60%

NVIT Nationwide Fund	0.58%

NVIT Real Estate Fund	0.70%

Oppenheimer NVIT Large Cap Growth Fund	0.00%

Templeton NVIT International Value Fund	0.75%

Van Kampen NVIT Comstock Value Fund	0.70%

Portfolio Management

American Century NVIT Multi Cap Value Fund

Phillip N. Davidson, CFA; Kevin Toney; CFA and Michael Liss, CFA, are jointly responsible for the day-to-day management of the Fund, including selection of the Fund’s investments.

Mr. Davidson is Senior Vice President, Chief Investment Officer, Value Equity and Senior Portfolio Manager of American Century, and co-manager of the portfolio management team that subadvises the Fund. Mr. Davidson joined American Century in 1993 as a portfolio manager. He holds a bachelors degree in finance and an MBA from Illinois State University.

Mr. Toney is Vice President and Portfolio Manager of American Century, and co-manager of the portfolio management team that subadvises the Fund. Mr. Toney joined American Century in 1999 as an investment analyst and became a portfolio manager in 2006. He holds a bachelors degree in commerce from University of Virginia and an MBA from the Wharton School at the University of Pennsylvania.

Mr. Liss is Vice President and Portfolio Manager of American Century, and co-manager of the portfolio management team that subadvises the Fund. Mr. Liss joined American Century in 1998, became a senior investment analyst in 2003 and then became a portfolio manager in 2004. He holds a bachelors degree in accounting and finance from Albright College and an MBA in finance from Indiana University.

Gartmore NVIT International Equity Fund

Brian O’Neill, Lead Manager and Edward Wallace, CFA, Co-Manager, are responsible for the day-to-day management of the Fund and the selection of the Fund’s investments.

Mr. O’Neill joined GGP as a Senior Investment Manager on the Global Equities team in 1981 with responsibility for a variety of global funds. He has co-managed the Fund since July 1, 2004. Mr. O’Neill graduated from Glasgow University in 1969 with an Honours degree in political economy.

Mr. Wallace joined GGP as an Investment Manager in 2005 with responsibility for a variety of global funds. He has co-managed the Fund since March 15, 2010. Mr. Wallace graduated from Lady Margaret Hall, Oxford University in 1999 with a first-class Honours degree in modern history and economics.

Gartmore NVIT Worldwide Leaders Fund

Neil Rogan is responsible for the day-to-day management of the Fund, including the selection of the Fund’s investments. Mr. Rogan joined GGP in September 1997 as head of Asia Pacific Equities and has managed the Fund since January 12, 2001. In December 1999, he was appointed head of International Equities with responsibility for the Asia Pacific, Emerging Markets, Japanese, U.S. and Global Equities management teams. In January 2001, Mr. Rogan accepted responsibility for the Global Equity Team. Mr. Rogan graduated from Cambridge University in 1982 with a first class degree in economics, and he is an Associate of the CFA Society of the UK.

Neuberger Berman NVIT Multi Cap Opportunities Fund

S. Basu Mullick is the portfolio manager of the Fund. Mr. Mullick is Vice President of Neuberger Berman and joined Neuberger Berman in 1998. Mr. Mullick received a BA from Presidency College in India, and an MA and ABD from Rutgers University.

Neuberger Berman NVIT Socially Responsible Fund

Arthur Moretti, CFA is co-portfolio manager of the Fund and joined Neuberger Berman in 2001. He currently is Vice President of Neuberger Berman. Mr. Moretti graduated with a BS from Georgetown University and an MA from Princeton University.

Ingrid Dyott is co-portfolio manager of the Fund and joined Neuberger Berman in 1997. She currently is a Vice President of Neuberger Berman. Ms. Dyott received a BA from Bowdoin College and an MBA from Columbia University.

58

FUND MANAGEMENT (cont.)

NVIT Developing Markets Fund, NVIT Emerging Markets Fund

James Syme and Paul Wimborne lead Barings’ Global Emerging Equity Team and are primarily responsible for making investment decisions for the Funds.

Mr. Syme joined Barings in October 2006 and is the head of Barings’ Global Emerging Markets Team. Prior to joining Barings, Mr. Syme was a portfolio manager for nine years at SG Asset Management in London, England, and was Head of Global Emerging Markets Team for three years. Before joining SG Asset Management, Mr. Syme spent three years as an emerging markets portfolio manager at Henderson Investors.

Mr. Wimborne joined Barings as a portfolio manager in October 2006. Prior to joining Barings, Mr. Wimborne was a portfolio manager at Insight Investments, where he ran the Global Emerging Markets Fund for over three years. He was also responsible for stock selection and portfolio construction for the Asian Equity portfolios. Prior to working at Insight, Mr. Wimborne worked in the Global Equities team at Rothschild Asset Management covering the Latin American region.

NVIT Growth Fund

Christopher Baggini, CFA, senior investment manager, and Douglas Burtnick, CFA, senior investment manager, are jointly responsible for the day-today management of the Fund and the selection of the Fund’s investments.

Mr. Baggini joined Aberdeen in October 2007. Prior to that, Mr. Baggini was a portfolio manager employed by NFA since March 2000. From November 1996 to March 2000, Mr. Baggini was a portfolio manager for Allied Investment Adviser.

Mr. Burtnick joined Aberdeen in October 2007. Prior to that, Mr. Burtnick was a portfolio manager employed by NFA since May 2002. From 2000 to 2002, Mr. Burtnick served as a risk manager in the private client group of Brown Brothers Harriman & Company and was a portfolio manager.

NVIT Nationwide Fund

The Fund is managed by Aberdeen’s U.S. Equity team, led by Paul Atkinson, Head of Equities, and Francis Radano III, CFA, Investment Manager, who oversee the fundamentally managed portion of the Fund. Joseph A. Cerniglia, CFA, Senior Investment Manager, and Jarett Fisher, CFA, Quantitative Investment Manager, oversee the quantitatively managed portion of the Fund. They jointly are responsible for the day-to-day management of the Fund, including selection of the Fund’s investments.

Mr. Atkinson is the Head of Equities for Aberdeen. Mr. Atkinson joined Aberdeen from UBS Ltd. where he was a director in its equity derivatives business. Mr. Atkinson previously worked for Prudential-Bache Ltd. in a similar role in September 1998. Mr. Atkinson graduated with a BSc (Hons) in economics and finance from Cardiff Business School, U.K. and was awarded an MSc in finance from the University of London, Birkbeck College in 1996.

Mr. Radano joined Aberdeen as an Investment Manager in October 2007. Prior to that, he was a senior equity analyst employed by NFA since November 1999. Mr. Radano earned a bachelor’s degree in economics from Dickinson College and an MBA in finance from Villanova University.

Mr. Cerniglia joined Aberdeen as a Senior Investment Manager in October 2007. Prior to that, he was a portfolio manager employed by NFA since September 2000. He assumed co-management responsibilities for the Fund in April 2006. Mr. Cerniglia earned a bachelor’s degree in accounting from Saint Joseph’s University and a master’s degree in mathematics of finance from Courant Institute of Mathematics of New York University.

Mr. Fisher joined Aberdeen in June 2008 as a Quantitative Investment Manager. Prior to that, he was a Vice President at RBC Capital Markets from June 2002 to June 2006. Mr. Fisher earned a bachelor’s degree in finance from Slippery Rock University and an MBA with concentrations in finance, economics and quantitative analysis from Carnegie Mellon University.

NVIT Real Estate Fund

Theodore R. Bigman is responsible for the day-to-day management of the Fund, including the selection of the Fund’s investments. Mr. Bigman is a Managing Director of MSIM and has been employed in an investment management capacity since 1995. Mr. Bigman is supported by a team of six research analysts. Together, Mr. Bigman and the team determine investment strategy, establish asset-allocation frameworks and direct the implementation of the investment strategy. Before joining MSIM, Mr. Bigman was a Director at CS First Boston, where he established and managed the company’s real estate efforts. He received a BA from Brandeis University in Economics and an MBA from Havard Business School. He is also a member of the Investor Advisory Council of the National Association of Real Estate Investment Trusts.

Oppenheimer NVIT Large Cap Growth Fund

Marc L. Baylin, CFA, is the portfolio manager of the Fund and is responsible for the day-to-day management of the Fund, including selection of the Fund’s investments. He is a member of the Oppenheimer Growth Team and has over 15 years of investment industry experience. Mr. Baylin joined Oppenheimer in September 2005. Prior to that, he was a Managing Director and Lead Portfolio Manager at JPMorgan Fleming Investment Management from June 2002 to August 2005. Mr. Baylin received a BA in finance and graduated with honors from the University of Texas. He also holds an MBA in Management from the J.L. Kellogg Graduate School of Management at Northwestern University.

59

FUND MANAGEMENT (cont.)

Templeton NVIT International Value Fund

Gary P. Motyl, CFA, Peter Nori, CFA, and Antonio T. Docal, CFA comprise the team that manages the Fund on behalf of Templeton. As lead manager of the Fund, Mr. Motyl has final authority over all aspects of the Fund’s investment portfolio, including, but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated portfolio management requirements/portfolio holdings. Mr. Nori and Mr. Docal are jointly responsible for the day-to-day management of the Fund’s portfolio.

Gary P. Motyl is the Chief Investment Officer of Templeton institutional global equities group and President of Templeton. He joined Templeton in 1981 and has managed global and non-U.S. equity portfolios for over 25 years, and currently manages several mutual funds and separate account portfolios. Mr. Motyl earned a BS in finance from Lehigh University and an MBA from Pace University.

Peter Nori, Executive Vice President, joined Templeton in 1987 and provides research and advice on the purchase and sale of individual securities and portfolio risk assessment. Mr. Nori earned a BS in finance and an MBA, with an emphasis in finance, from the University of San Francisco.

Antonio T. Docal, Executive Vice President, joined Templeton in 2001 and provides research and advice on the purchase and sale of individual securities and portfolio risk assessment. Mr. Docal earned a BA in economics from Trinity College and an MBA from the Sloan School of Management at the Massachusetts Institute of Technology.

Van Kampen NVIT Comstock Value Fund

Portfolio Managers Jason S. Leder, Kevin C. Holt, Devin Armstrong, CFA, and James Warwick are responsible for the day-to-day management of the Fund’s investment portfolio.

Mr. Leder, a Managing Director of VKAM, has been employed by VKAM since April 1995. Mr. Holt, a Managing Director of VKAM, has been employed by VKAM since August 1999. Mr. Armstrong, Executive Director, has been employed by VKAM since August 2004. Mr. Warwick, an Executive Director of VKAM, joined VKAM in 2002.

Additional Information about the Portfolio Managers

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund, if any.

Multi-Manager Structure

NFA and the Trust have received an exemptive order from the SEC for a multi-manager structure that allows NFA to hire, replace or terminate a subadviser (excluding hiring a subadviser which is an affiliate of NFA) without the approval of shareholders. The order also allows NFA to revise a subadvisory agreement with an unaffiliated subadviser with the approval of the Board of Trustees but without shareholder approval. If a new unaffiliated subadviser is hired for a Fund, shareholders will receive information about the new subadviser within 90 days of the change. The exemptive order allows the Funds greater flexibility enabling them to operate more efficiently.

NFA performs the following oversight and evaluation services to a subadvised Fund:

•	initial due diligence on prospective Fund subadvisers;

•	monitoring subadviser performance, including ongoing analysis and periodic consultations;

•	communicating performance expectations and evaluations to the subadvisers and

•	making recommendations to the Board of Trustees regarding renewal, modification or termination of a subadviser’s contract.

NFA does not expect to frequently recommend subadviser changes. Where NFA does recommend subadviser changes, NFA periodically provides written reports to the Board of Trustees regarding its evaluation and monitoring of the subadviser. Although NFA monitors the subadviser’s performance, there is no certainty that any subadviser or Fund will obtain favorable results at any given time.

60

INVESTING WITH NATIONWIDE FUNDS

CHOOSING A SHARE CLASS

Shares of series of the Trust (the “Funds”) are currently sold to separate accounts of insurance companies, including Nationwide Life Insurance Company and its affiliated life insurance companies (collectively, “Nationwide”) to fund benefits payable under variable insurance contracts. The Trust currently issues Class I, Class II, Class III, Class IV, Class V, Class VI, Class VIII and Class Y shares. Each Fund offers only certain share classes; therefore, many share classes are not available for certain Funds.

Insurance companies, including Nationwide, that provide additional services entitling them to receive 12b-1 fees may sell Class II, Class VI and Class VIII shares. Class III, Class VI and Class VIII shares may be subject to a redemption trading fee as described below. Class Y shares are sold primarily to other mutual funds, such as “funds-of-funds” that invest in the Funds, including the NVIT Investor Destinations Funds and the NVIT Cardinal Funds. Class IV shares are sold only to separate accounts of Nationwide previously offering shares of the Market Street Fund portfolios (prior to April 28, 2003). Class V shares are currently sold to certain separate accounts of Nationwide to fund benefits payable under corporate owned life insurance (“COLI”) contracts.

Shares of the Funds are not sold to individual investors.

The separate accounts purchase shares of a Fund in accordance with variable account allocation instructions received from owners of the variable insurance contracts. A Fund then uses the proceeds to buy securities for its portfolio.

Because variable insurance contracts may have different provisions with respect to the timing and method of purchases and exchanges, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.

Please check with Nationwide to determine if a Fund is available under your variable insurance contract. This prospectus should be read in conjunction with the prospectus of the separate account of your specific variable insurance contract.

The Funds currently do not foresee any disadvantages to the owners of variable insurance contracts arising out of the fact that the Funds may offer their shares to the separate accounts of various other insurance companies to fund benefits of their variable insurance contracts. Nevertheless, the Board of Trustees will monitor events in order to identify any material irreconcilable conflicts which may arise (such as those arising from tax or other differences), and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in one or more of the Funds and shares of another fund may be substituted. This might force a Fund to sell its securities at disadvantageous prices.

The distributor for the Funds is Nationwide Fund Distributors LLC (“NFD” or the “Distributor”).

PURCHASE PRICE

The purchase price of each share of a Fund is its net asset value (“NAV”) next determined after the order is received in good order by the Fund or its agent. No sales charge is imposed on the purchase of a Fund’s shares; however, your variable insurance contract may impose a sales charge. Generally, net assets are based on the market value of the securities and other assets owned by a Fund, less its liabilities. The NAV for a class is determined by dividing the total market value of the securities and other assets of a Fund allocable to such class, less the liabilities allocable to that class, by the total number of that class’ outstanding shares.

NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) (“Exchange”) on each day the Exchange is open for trading. Each Fund may reject any order to buy shares and may suspend the sale of shares at any time.

The Funds do not calculate NAV on the following days:

•	New Year’s Day
•	Martin Luther King Jr. Day
•	Presidents’ Day
•	Good Friday
•	Memorial Day
•	Independence Day
•	Labor Day
•	Thanksgiving Day
•	Christmas Day
•	Other days when the Exchange is closed.

To the extent that a Fund’s investments are traded in markets that are open when the Exchange is closed, the value of the Fund’s investments may change on days when shares cannot be purchased or redeemed.

FAIR VALUATION

The Board of Trustees has adopted Valuation Procedures governing the method by which individual portfolio securities held by the Funds are valued in order to determine each Fund’s NAV. The Valuation Procedures provide that a Fund’s assets are valued primarily on the basis of market quotations or the last quoted bid price. Where such market quotations are unavailable, or such market quotations and bid prices are deemed by the Adviser to be unreliable, a Fair Valuation Committee, consisting of employees of the Adviser, meets to determine a manual “fair valuation” in accordance with the Valuation Procedures. In addition, the Fair Valuation Committee will “fair value” securities whose value is affected by a “significant event.” Pursuant to the Valuation Procedures, any “fair valuation” decisions are subject to the review of the Board of Trustees.

61

INVESTING WITH NATIONWIDE FUNDS (cont.)

A “significant event” is defined by the Valuation Procedures as an event that materially affects the value of a domestic or foreign security that occurs after the close of the principal market on which such security trades but before the calculation of the Fund’s NAV. Significant events that could affect individual portfolio securities may include corporate actions such as reorganizations, mergers and buy-outs, corporate announcements on earnings, significant litigation, regulatory news such as government approvals and news relating to natural disasters affecting an issuer’s operations. Significant events that could affect a large number of securities in a particular market may include significant market fluctuations, market disruptions or market closings, governmental actions or other developments or natural disasters or armed conflicts that affect a country or region.

Due to the time differences between the closings of the relevant foreign securities exchanges and the time that a Fund’s NAV is calculated, a Fund may fair value its foreign investments more frequently than it does other securities. When fair value prices are utilized, these prices will attempt to reflect the impact of the financial markets’ perceptions and trading activities on a Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair value pricing of foreign securities may occur on a daily basis, for instance, using data furnished by an independent pricing service that draws upon, among other information, the market values of foreign investments. Therefore, the fair values assigned to a Fund’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

By fair valuing a security whose price may have been affected by significant events or by news after the last market pricing of the security, the Funds attempt to establish a price that they might reasonably expect to receive upon the current sale of that security. These procedures are intended to help ensure that the prices at which Fund shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders. In the event a Fund values its securities using the procedures described above, the Fund’s NAV may be higher or lower than would have been the case if the Fund had not used its Valuation Procedures.

IN-KIND PURCHASES

Each Fund may accept payment for shares in the form of securities that are permissible investments for such Fund.

SELLING SHARES

Shares may be sold (redeemed) at any time, subject to certain restrictions described below. The redemption price is the NAV per share next determined after the order is received in good order by the Fund or its agent. Of course, the value of the shares redeemed may be more or less than their original purchase price depending upon the market value of a Fund’s investments at the time of the redemption.

Because variable insurance contracts may have different provisions with respect to the timing and method of redemptions, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.

RESTRICTIONS ON SALES

Shares of a Fund may not be redeemed or a Fund may delay paying the proceeds from a redemption when the Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or an emergency exists (as determined by the Securities and Exchange Commission (“SEC”)).

If the insurance company issuing the variable insurance contract is willing to provide notice to investors, a Fund may delay forwarding the proceeds of your redemption for up to 7 days after receipt of such redemption request. Such request may be delayed if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund.

EXCESSIVE OR SHORT-TERM TRADING

Each Fund seeks to discourage excessive or short-term trading (often described as “market timing”). Excessive trading (either frequent exchanges between Funds or redemptions and repurchases of Funds within a short time period) may:

•	disrupt portfolio management strategies;
•	increase brokerage and other transaction costs and
•	negatively impact Fund performance for all variable insurance contract owners indirectly investing in a Fund.

A Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number and frequency of trades in Fund shares and other factors. Funds that invest in foreign securities may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by the Funds based on events occurring after the close of a foreign market that may not be reflected in the Fund’s NAV (referred to as “arbitrage market timing”). Arbitrage

62

INVESTING WITH NATIONWIDE FUNDS (cont.)

market timing may also be attempted in funds that hold significant investments in small-cap securities, high-yield (junk) bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices. The Board of Trustees has adopted and implemented policies and procedures to detect, discourage and prevent excessive short-term trading in all classes of the Funds and does not accommodate such excessive short-term trading. These procedures are described below. In addition, Class III, Class VI and Class VIII shares of the Funds, with their associated redemption fees, were established specifically for use with newer variable insurance contracts where state law may prohibit the application of new fees to already existing contracts.

MONITORING OF TRADING ACTIVITY

It is difficult for the Funds to monitor short-term trading because the insurance companies that issue variable insurance contracts that invest in the Funds typically aggregate the trades of all of their respective contract holders into a single purchase, redemption or exchange transaction. Additionally, most insurance companies combine all of their contract holders’ investments into a single omnibus account in each Fund. Therefore, the Funds typically cannot identify, and thus cannot successfully prevent, short-term trading by an individual contract holder within that aggregated trade or omnibus account but must rely instead on the insurance company to monitor its individual contract holder trades to identify individual short-term traders.

Subject to the above-described limitations, each Fund does, however, monitor significant cash flows into and out of the Fund and, when unusual cash flows are identified, will request that the applicable insurance company investigate the activity, inform the Fund whether or not short-term trading by an individual contract holder is occurring and take steps to prevent future short-term trades by such contract holder.

With respect to the Nationwide variable insurance contracts which offer the Funds, Nationwide monitors redemption and repurchase activity, and as a general matter, Nationwide currently limits the number and frequency of trades as set forth in the Nationwide separate account prospectus. Other insurance companies may employ different policies or provide different levels of cooperation in monitoring trading activity and complying with Fund requests.

RESTRICTIONS ON TRANSACTIONS

As described above, each insurance company has its own policies and restrictions on short-term trading. Additionally, the terms and restrictions on short-term trading may vary from one variable insurance contract to another even among those contracts issued by the same insurance company. Therefore, contract holders should consult their own variable insurance contract for the specific short-term trading periods and restrictions.

Whenever a Fund is able to identify short-term trades and or traders, such Fund has broad authority to take discretionary action against market timers and against particular trades and uniformly will apply the short-term trading restrictions to all such trades which that Fund identifies. As described above, however, the Fund typically requires the assistance of the insurance company to identify such short-term trades and traders. In the event the Fund cannot identify and prevent such trades, these may result in increased costs to all Fund shareholders as described below. When identified, a Fund has sole discretion to:

•	restrict purchases or exchanges that it or its agents believe constitute excessive trading and

•	reject purchases or exchanges that violate a Fund’s excessive trading policies or its exchange limits.

REDEMPTION FEES

Because of the potential costs to a Fund from short-term trading, those Funds that offer Class III, Class VI and Class VIII shares have adopted redemption fees in an effort to minimize, as fully as possible, the impact short-term trading in those share classes may have on the costs that affect all classes of shares and shareholders in the Funds. Accordingly, the Funds will assess a redemption fee uniformly on certain transactions in Class III, Class VI and Class VIII shares that a separate account makes on behalf of a variable insurance contract owner unless an exception applies as enumerated below. A separate account that redeems Class III, Class VI or Class VIII shares on behalf of a variable insurance contract owner will be subject to a redemption fee equal to 1.00% of the redemption amount if the separate account held the Class III, Class VI or Class VIII shares for 60 days or less. For this purpose, if Class III, Class VI or Class VIII shares were purchased on separate days, the shares that were held for the longest time on behalf of the variable insurance contract owner will be treated as having been redeemed first and the Class III, Class VI or Class VIII shares that were held for the shortest time on behalf of the variable insurance contract owner as having been redeemed last.

The redemption fees are deducted from the proceeds of the redemption of the affected Fund shares. Redemption fees are paid directly to a Fund, and are intended to offset the cost to that Fund and its other contract owners of the excess brokerage commissions and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading in shares subject to the fees. There is no guarantee that these fees will completely offset the costs associated with short-term trading. In addition, to the extent

63

INVESTING WITH NATIONWIDE FUNDS (cont.)

that short-term trading in a Fund occurs in a variable insurance contract that offers one of the classes of shares without a redemption fee, all contract owners in the Fund may be negatively affected by such short-term trading and its related costs. This redemption fee will not apply to redemptions made by a separate account on behalf of a variable insurance contract owner that are not defined by a Fund as “short-term trading.” These exceptions include, but are not limited to, the redemptions made by the separate account for the following variable insurance contract owner transactions:

•	scheduled and systematic redemptions, including asset rebalancing and dollar-cost averaging;
•	variable insurance contract withdrawals or loans, including required minimum distributions and
•	redemptions due to the movement of funds at annuitization of a variable insurance contract or resulting from the death of a variable insurance contract owner.

DISTRIBUTION AND SERVICES PLANS

Because these fees are paid out of a Fund’s assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of charges.

Distribution Plan

In addition to expenses that may be imposed by variable insurance contracts, the Trust has adopted a Distribution Plan under Rule 12b-1 of the 1940 Act, which permits the Funds to compensate the Distributor for expenses associated with distributing and selling Class II, Class VI and Class VIII shares of a Fund and providing shareholder services. Under the Distribution Plan, a Fund pays the Distributor from its Class II, Class VI or Class VIII shares a fee that is accrued daily and paid monthly. The amount of this fee shall not exceed an annual amount of 0.25% of the average daily net assets of a Fund’s Class II or Class VI shares and 0.40% of the average daily net assets of a Fund’s Class VIII shares. The Distribution Plan may be terminated at any time as to any share class of a Fund, without payment of any penalty, by a vote of a majority of the outstanding voting securities of that share class.

Administrative Services Plan

In addition to 12b-1 fees, shares of the Funds are also subject to fees pursuant to an Administrative Services Plan adopted by the Board of Trustees. These fees are paid by a Fund to insurance companies or their affiliates who provide administrative support services to variable insurance contract holders on behalf of the Funds. Under the Administrative Services Plan, a Fund may pay an insurance company or its affiliate a maximum annual fee of 0.25% with respect to Class I, Class II, Class III, Class VI and Class VIII shares, 0.20% with respect to Class IV shares, and 0.10% with respect to Class V shares; however, many insurance companies do not charge the maximum permitted fee or even a portion thereof. Class Y shares do not pay an administrative services fee.

For the year ended December 31, 2009, administrative services fees for the Funds were as follows:

American Century NVIT Multi Cap Value Fund Class I and Class II shares were 0.25% and 0.25%, respectively.

Gartmore NVIT International Equity Fund Class I, Class II, Class III and Class VI shares were 0.15%, 0.15%, 0.15% and 0.15%, respectively.

Gartmore NVIT Worldwide Leaders Fund Class I, Class II, Class III and Class VI shares were 0.15%, 0.15%, 0.15% and 0.15%, respectively.

Neuberger Berman NVIT Multi Cap Opportunities Fund Class I and Class II shares were 0.15% and 0.00%, respectively.

Neuberger Berman NVIT Socially Responsible Fund Class I and Class II shares were 0.05% and 0.05%, respectively.

NVIT Developing Markets Fund Class I and Class II shares were 0.25% and 0.25%, respectively.

NVIT Emerging Markets Fund Class I, Class II, Class III and Class VI shares were 0.15%, 0.15%, 0.15% and 0.15%, respectively.

NVIT Growth Fund Class I and Class IV shares were 0.15% and 0.15%, respectively.

NVIT Nationwide Fund Class I, Class II, Class III and Class IV shares were 0.15%, 0.15%, 0.15% and 0.15%, respectively.

NVIT Real Estate Fund Class I and Class II shares were 0.15% and 0.15%, respectively.

Oppenheimer NVIT Large Cap Growth Fund Class I and Class II shares were 0.15% and 0.15%, respectively.

Templeton NVIT International Value Fund Class I, Class II, Class III and Class VI shares were 0.15%, 0.15%, 0.15% and 0.15%, respectively.

Van Kampen NVIT Comstock Value Fund Class I, Class II and Class IV shares were 0.15%, 0.15% and 0.15%, respectively.

REVENUE SHARING

NFA and/or its affiliates (collectively “Nationwide Funds Group” or “NFG”) often make payments for marketing, promotional or related services provided by:

•	insurance companies that offer subaccounts in the Funds as underlying investment options in variable annuity contracts or

64

INVESTING WITH NATIONWIDE FUNDS (cont.)

•	broker-dealers and other financial intermediaries that sell variable insurance contracts that include such investment options.

These payments are often referred to as “revenue sharing payments.” The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the insurance company, broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a recommended or preferred list, access to an intermediary’s personnel and other factors. Revenue sharing payments are paid from NFG’s own legitimate profits and other of its own resources (not from the Funds) and may be in addition to any Rule 12b-1 payments that are paid. The Board of Trustees will monitor these revenue sharing arrangements as well as the payment of advisory fees paid by the Funds to ensure that the level of such advisory fees do not involve the indirect use of the Funds’ assets to pay for marketing, promotional or related services. Because revenue sharing payments are paid by NFG, and not from the Funds’ assets, the amount of any revenue sharing payments is determined by NFG.

In addition to the revenue sharing payments described above, NFG may offer other incentives to sell variable insurance contract subaccounts in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary’s personnel, and/or entertainment or meals. These payments may also include, at the direction of a retirement plan’s named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.

The recipients of such incentives may include:

•	the Distributor and other affiliates of NFA;
•	broker-dealers and other financial intermediaries that sell such variable insurance contracts and
•	insurance companies, such as Nationwide, that include shares of the Funds as underlying subaccount options.

Payments may be based on current or past sales of subaccounts investing in shares of the Funds, current or historical assets, or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an insurance company or intermediary or their employees or associated persons to:

•	recommend a particular variable insurance contract or specific subaccounts representing shares of a Fund instead of recommending options offered by competing insurance companies or
•	sell shares of a Fund instead of shares of funds offered by competing fund families.

Notwithstanding the revenue sharing payments described above, NFA and all subadvisers to the Trust are prohibited from considering a broker-dealer’s sale of any of the Trust’s shares, or the inclusion of the Trust’s shares in an insurance contract provided by an insurance affiliate of the broker-dealer, in selecting such broker-dealer for the execution of Fund portfolio transactions, except as may be specifically permitted by law.

Fund portfolio transactions nevertheless may be affected with broker-dealers who coincidentally may have assisted customers in the purchase of variable insurance contracts that feature subaccounts in the Funds’ shares issued by Nationwide Life Insurance Company or Nationwide Life & Annuity Insurance Company, affiliates of NFA, although neither such assistance nor the volume of shares sold of the Trust or any affiliated investment company is a qualifying or disqualifying factor in NFA’s or a subadviser’s selection of such broker-dealer for portfolio transaction execution.

The insurance company that provides your variable insurance contract may also make similar revenue sharing payments to broker-dealers and other financial intermediaries in order to promote the sale of such insurance contracts. Contact your insurance provider and/or financial intermediary for details about revenue sharing payments it may pay or receive.

ADDITIONAL INFORMATION ABOUT FEES AND EXPENSES

The fees and expenses in the Fees and Expenses table of each Fund Summary are based on average annual net assets as of the fiscal year ended December 31, 2009, and do not reflect any change in expense ratios resulting from a change in assets under management since December 31, 2009. A decline in a Fund’s average net assets during the current fiscal year, as a result of market volatility or other factors, could cause a Fund’s expense ratio to be higher than the fees and expenses shown. Significant declines in a Fund’s net assets will increase your Fund’s total expense ratio, likely significantly. A Fund with a higher expense ratio means you could pay more if you buy or hold shares of the Fund. Annualized expense ratios for the six-month period ending June 30, 2010 and the fiscal year ending December 31, 2010 will be available in each Fund’s Semiannual report and annual report, respectively, which will be available on www.nationwide.com/mutualfunds.

65

DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

Each Fund has qualified, or intends to qualify, to be treated as a regulated investment company under the Internal Revenue Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes. Each of the Funds expects to declare and distribute all of its net investment income, if any, as dividends quarterly in the form of additional shares of the Fund. Each Fund will distribute net realized capital gains, if any, at least annually. A Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The Funds automatically reinvest any capital gains. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gains distribution.

TAX STATUS

Shares of the Funds must be purchased through separate accounts used to fund variable insurance contracts. As a result, it is anticipated that any income dividends or capital gains distributed by a Fund will be exempt from current taxation by contract holders if left to accumulate within a separate account. Withdrawals from such contracts may be subject to ordinary income tax plus a 10% penalty tax if made before age 59 1/2. Investors should ask their own tax advisors for more information on their tax situation, including possible state or local taxes. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which shares of the Funds are offered.

Please refer to the Statement of Additional Information for more information regarding the tax treatment of the Funds.

This discussion of “Distributions and Taxes” is not intended or written to be used as tax advice. Contract owners should consult their own tax professional about their tax situation.

66

FINANCIAL HIGHLIGHTS: AMERICAN CENTURY NVIT MULTI CAP VALUE FUND

The financial highlights tables are intended to help you understand the Fund’s financial performance for the past five years ended December 31 or, if the Fund or a class has not been in operation for five years, for the life of that Fund or class. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). THE TOTAL RETURNS DO NOT INCLUDE CHARGES THAT ARE IMPOSED BY VARIABLE INSURANCE CONTRACTS. IF THESE CHARGES WERE REFLECTED, RETURNS WOULD BE LOWER THAN THOSE SHOWN. Information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Trust’s annual reports, which are available upon request.

Selected Data for Each Share of Capital Outstanding

		Operations			Distributions					Ratios/Supplemental Data
			Net									Ratio	Ratio of
			Realized									of Net	Expenses
	Net Asset		and								Ratio of	Investment	(Prior to
	Value,	Net	Unrealized		Net	Net		Net Asset		Net Assets	Expenses	Income to	Reimbursements) to
	Beginning	Investment	Gains from	Total from	Investment	Realized	Total	Value, End	Total	at End of	to Average	Average	Average Net	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)	Period	Net Assets (b)	Net Assets (b)	Assets (b)(c)	Turnover (d)
Class I Shares
Period Ended December 31, 2009 (e)(f)	$10.00	0.19	3.17	3.36	(0.11)	(0.51)	(0.62)	$12.74	33.69%	$4,551,767	0.91%	2.10%	1.38%	46.72%

Class II Shares
Period Ended December 31, 2009 (e)(f)	$10.00	0.17	3.18	3.35	(0.11)	(0.51)	(0.62)	$12.73	33.55%	$4,350,996	1.08%	1.80%	1.79%	46.72%

(a)	Not annualized for periods less than one year.

(b)	Annualized for periods less than one year.

(c)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(e)	Per share calculations were performed using average shares method.

(f)	For the period from March 25, 2009 (commencement of operations) through December 31, 2009.

67

FINANCIAL HIGHLIGHTS: GARTMORE NVIT INTERNATIONAL EQUITY FUND

Selected Data for Each Share of Capital Outstanding

		Operations			Distributions							Ratios/Supplemental Data
			Net
			Realized											Ratio	Ratio of
			and											of Net	Expenses
	Net Asset		Unrealized										Ratio of	Investment	(Prior to
	Value,	Net	Gains		Net	Net				Net Asset		Net Assets	Expenses	Income to	Reimbursements) to
	Beginning	Investment	(Losses) from	Total from	Investment	Realized	Return of	Total	Redemption	Value, End	Total	at End of	to Average	Average	Average Net	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Capital	Distributions	Fees	of Period	Return (a)	Period	Net Assets (b)	Net Assets (b)	Assets (b)	Turnover (c)
Class I Shares
Year Ended December 31, 2009 (d)	$6.25	0.08	1.75	1.83	(0.06)	—	(0.01)	(0.07)	—	$8.01	29.72%	$9,333,669	1.13%	1.17%	1.13%	330.92%
Year Ended December 31, 2008	$14.06	0.14	(6.09)	(5.95)	(0.15)	(1.71)	—	(1.86)	—	$6.25	(46.06)%	$9,856,592	1.23%	1.31%	1.23%	139.07%
Year Ended December 31, 2007	$12.07	0.04	3.10	3.14	(0.05)	(1.10)	—	(1.15)	—	$14.06	27.15%	$22,903,021	1.29%	0.30%	1.29%	151.60%
Year Ended December 31, 2006	$9.21	0.08	2.92	3.00	(0.12)	(0.02)	—	(0.14)	—	$12.07	32.96%	$16,082,262	1.24%	0.41%	1.24%	169.26%
Year Ended December 31, 2005	$7.16	0.07	2.08	2.15	(0.08)	(0.02)	—	(0.10)	—	$9.21	30.21%	$6,301,605	1.34%	0.94%	1.34%	215.52%

Class III Shares
Year Ended December 31, 2009 (d)	$6.26	0.07	1.76	1.83	(0.06)	—	(0.01)	(0.07)	—	$8.02	29.67%	$71,006,135	1.13%	0.99%	1.13%	330.92%
Year Ended December 31, 2008	$14.07	0.15	(6.10)	(5.95)	(0.15)	(1.71)	—	(1.86)	—	$6.26	(46.04)%	$40,987,136	1.27%	1.32%	1.27%	139.07%
Year Ended December 31, 2007	$12.08	0.06	3.09	3.15	(0.06)	(1.10)	—	(1.16)	—	$14.07	27.15%	$106,245,421	1.25%	0.38%	1.25%	151.60%
Year Ended December 31, 2006	$9.22	0.07	2.93	3.00	(0.12)	(0.02)	—	(0.14)	—	$12.08	32.95%	$75,014,627	1.22%	0.59%	1.22%	169.26%
Year Ended December 31, 2005	$7.17	0.06	2.09	2.15	(0.08)	(0.02)	—	(0.10)	—	$9.22	30.17%	$37,647,023	1.33%	0.54%	1.33%	215.52%

Class VI Shares
Year Ended December 31, 2009 (d)	$6.25	0.03	1.79	1.82	(0.06)	—	(0.01)	(0.07)	—	$8.00	29.45%	$20,086,634	1.34%	0.44%	1.34%	330.92%
Period Ended December 31, 2008 (e)	$13.81	0.07	(5.79)	(5.72)	(0.13)	(1.71)	0.00	(1.84)	—	$6.25	(44.92)%	$3,031,438	1.44%	0.76%	1.44%	139.07%

Amounts designated as “—” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.

(b)	Annualized for periods less than one year.

(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d)	Per share calculations were performed using average shares method.

(e)	For the period from May 1, 2008 (commencement of operations) through December 31, 2008.

68

FINANCIAL HIGHLIGHTS: GARTMORE NVIT WORLDWIDE LEADERS FUND

Selected Data for Each Share of Capital Outstanding

		Operations			Distributions					Ratios/Supplemental Data
			Net
			Realized										Ratio	Ratio of
			and										of Net	Expenses
	Net Asset		Unrealized									Ratio of	Investment	(Prior to
	Value,	Net	Gains	Total	Net	Net			Net Asset		Net Assets	Expenses	Income to	Reimbursements) to
	Beginning	Investment	(Losses) from	from	Investment	Realized	Total	Redemption	Value, End	Total	at End of	to Average	Average	Average Net	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	Fees	of Period	Return (a)	Period	Net Assets (b)	Net Assets (b)	Assets (b)(c)	Turnover (d)
Class I Shares
Year Ended December 31, 2009 (e)	$8.26	0.09	1.96	2.05	(0.09)	—	(0.09)	—	$10.22	25.00%	$12,975,261	1.17%	1.05%	1.28%	230.98%
Year Ended December 31, 2008	$18.99	0.12	(7.75)	(7.63)	(0.11)	(2.99)	(3.10)	—	$8.26	(44.34)%	$12,145,914	1.19%	0.84%	1.19%	237.52%
Year Ended December 31, 2007	$15.90	0.06	3.10	3.16	(0.07)	—	(0.07)	—	$18.99	19.90%	$28,659,341	1.30%	0.33%	1.30%	270.07%
Year Ended December 31, 2006	$12.73	0.13	3.16	3.29	(0.12)	—	(0.12)	—	$15.90	25.88%	$29,402,523	1.21%	0.96%	1.21%	269.37%
Year Ended December 31, 2005	$10.78	0.01	2.04	2.05	(0.10)	—	(0.10)	—	$12.73	19.34%	$29,173,437	1.29%	0.18%	1.29%	360.00%

Class III Shares
Year Ended December 31, 2009 (e)	$8.26	0.09	1.96	2.05	(0.09)	—	(0.09)	—	$10.22	25.00%	$9,175,367	1.17%	1.06%	1.28%	230.98%
Year Ended December 31, 2008	$18.98	0.12	(7.75)	(7.63)	(0.10)	(2.99)	(3.09)	—	$8.26	(44.33)%	$9,102,655	1.24%	0.78%	1.24%	237.52%
Year Ended December 31, 2007	$15.89	0.08	3.09	3.17	(0.08)	—	(0.08)	—	$18.98	19.94%	$26,077,031	1.26%	0.43%	1.26%	270.07%
Year Ended December 31, 2006	$12.73	0.12	3.16	3.28	(0.12)	—	(0.12)	—	$15.89	25.81%	$23,154,788	1.20%	0.93%	1.20%	269.37%
Year Ended December 31, 2005	$10.78	0.01	2.04	2.05	(0.10)	—	(0.10)	—	$12.73	19.34%	$16,198,379	1.29%	0.13%	1.29%	360.00%

Class VI Shares
Period Ended December 31, 2009 (e)(f)	$7.69	0.02	2.60	2.62	(0.08)	—	(0.08)	—	$10.23	35.40%	$560,551	1.32%	0.24%	1.38%	230.98%

Amounts designated as “—” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.

(b)	Annualized for periods less than one year.

(c)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(e)	Per share calculations were performed using average shares method.

(f)	For the period from May 1, 2009 (commencement of operations) through December 31, 2009.

69

FINANCIAL HIGHLIGHTS: NEUBERGER BERMAN NVIT MULTI CAP OPPORTUNITIES FUND

Selected Data for Each Share of Capital Outstanding

		Operations			Distributions					Ratios/Supplemental Data
			Net
			Realized									Ratio	Ratio of
			and									of Net	Expenses
	Net Asset		Unrealized								Ratio of	Investment	(Prior to
	Value,	Net	Gains	Total	Net	Net		Net Asset		Net Assets	Expenses	Income to	Reimbursements) to
	Beginning	Investment	(Losses) from	from	Investment	Realized	Total	Value, End	Total	at End of	to Average	Average	Average Net	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)	Period	Net Assets (b)	Net Assets (b)	Assets (b)(c)	Turnover (d)
Class I Shares
Year Ended December 31, 2009 (e)	$5.54	0.02	2.92	2.94	(0.01)	(0.02)	(0.03)	$8.45	52.96%	$250,604,126	0.86%	0.21%	0.86%	85.68%
Period Ended December 31, 2008 (e)(f)	$10.00	0.05	(4.51)	(4.46)	—	—	—	$5.54	(44.70)%	$750,526	0.78%	0.84%	1.93%	25.43%

Class II Shares
Year Ended December 31, 2009 (e)	$5.51	0.01	2.91	2.92	—	(0.02)	(0.02)	$8.41	52.96%	$11,540,412	1.00%	0.11%	1.05%	85.68%
Period Ended December 31, 2008 (e)(f)	$10.00	0.04	(4.53)	(4.49)	—	—	—	$5.51	(44.90)%	$865,810	1.10%	0.68%	2.30%	25.43%

Amounts designated as “—“ are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.

(b)	Annualized for periods less than one year.

(c)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(e)	Per share calculations were performed using average shares method.

(f)	For the period from March 25, 2008 (commencement of operations) through December 31, 2008.

70

FINANCIAL HIGHLIGHTS: NEUBERGER BERMAN NVIT SOCIALLY RESPONSIBLE FUND

Selected Data for Each Share of Capital Outstanding

		Operations			Distributions					Ratios/Supplemental Data
			Net
			Realized									Ratio	Ratio of
			and									of Net	Expenses
	Net Asset		Unrealized								Ratio of	Investment	(Prior to
	Value,	Net	Gains	Total	Net			Net Asset		Net Assets	Expenses	Income to	Reimbursements) to
	Beginning	Investment	(Losses) from	from	Investment	Return	Total	Value, End	Total	at End of	to Average	Average	Average Net	Portfolio
	of Period	Income	Investments	Operations	Income	of Capital	Distributions	of Period	Return (a)	Period	Net Assets (b)	Net Assets (b)	Assets (b)(c)	Turnover (d)
Class I Shares
Year Ended December 31, 2009 (e)	$6.44	0.03	1.99	2.02	(0.03)	—	(0.03)	$8.43	31.53%	$6,215,347	0.76%	0.43%	0.79%	45.46%
Period Ended December 31, 2008 (f)	$10.00	0.04	(3.56)	(3.52)	(0.04)	—	(0.04)	$6.44	(35.25)%	$8,022,553	0.82%	0.74%	0.93%	38.63%

Class II Shares
Year Ended December 31, 2009 (e)	$6.44	0.02	1.99	2.01	(0.03)	—	(0.03)	$8.42	31.27%	$285,826,052	0.85%	0.34%	0.93%	45.46%
Period Ended December 31, 2008 (f)	$10.00	0.04	(3.56)	(3.52)	(0.04)	—	(0.04)	$6.44	(35.27)%	$257,571,798	0.91%	0.59%	1.07%	38.63%

Amount shown as “—” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.

(b)	Annualized for periods less than one year.

(c)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(e)	Per share calculations were performed using average shares method.

(f)	For the period from March 25, 2008 (commencement of operations) through December 31, 2008.

71

FINANCIAL HIGHLIGHTS: NVIT DEVELOPING MARKETS FUND (formerly, Gartmore NVIT Developing Markets Fund)

Selected Data for Each Share of Capital Outstanding

		Operations			Distributions						Ratios/Supplemental Data
			Net										Ratio
			Realized										of Net	Ratio of
	Net		and										Investment	Expenses
	Asset		Unrealized									Ratio of	Income to	(Prior to
	Value,	Net	Gains		Net	Net			Net Asset		Net Assets	Expenses	Average	Reimbursements) to
	Beginning	Investment	(Losses) from	Total from	Investment	Realized	Return of	Total	Value, End	Total	at End of	to Average	Net	Average Net			Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Capital	Distributions	of Period	Return	Period	Net Assets	Assets	Assets (a)			Turnover
Class II Shares
Year Ended December 31, 2009 (b)	$3.75	0.03	2.29	2.32	(0.04)	—	(0.02)	(0.06)	$6.01	62.23%	$229,825,283	1.53%	0.58%	1.56%			124.25%
Year Ended December 31, 2008	$19.34	0.11	(8.85)	(8.74)	(0.10)	(6.75)	—	(6.85)	$3.75	(57.86)%	$109,116,091	1.62%	0.89%	1.85%			67.43%
Year Ended December 31, 2007	$15.68	0.09	6.17	6.26	(0.08)	(2.52)	—	(2.60)	$19.34	43.51%	$543,834,621	1.56%	0.50%	1.56%			98.49%
Year Ended December 31, 2006	$13.04	0.08	3.96	4.04	(0.08)	(1.32)	—	(1.40)	$15.68	34.57%	$364,233,390	1.65%	0.57%	1.65%	(c	)	133.28%
Year Ended December 31, 2005	$11.83	0.07	3.17	3.24	(0.07)	(1.96)	—	(2.03)	$13.04	31.52%	$313,051,603	1.77%	0.49%	1.77%	(c	)	157.77%

Amounts designated as “—” are zero or have been rounded to zero.

(a)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(b)	Per share calculations were performed using average shares method.

(c)	There were no fee reductions during the period.

72

FINANCIAL HIGHLIGHTS: NVIT EMERGING MARKETS FUND (formerly, Gartmore NVIT Emerging Markets Fund)

Selected Data for Each Share of Capital Outstanding

		Operations			Distributions							Ratios/Supplemental Data
			Net
			Realized											Ratio	Ratio of
			and											of Net	Expenses
	Net Asset		Unrealized										Ratio of	Investment	(Prior to
	Value,	Net	Gains		Net	Net				Net Asset		Net Assets	Expenses	Income to	Reimbursements) to
	Beginning	Investment	(Losses) from	Total from	Investment	Realized	Return of	Total	Redemption	Value, End	Total	at End of	to Average	Average	Average Net	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Capital	Distributions	Fees	of Period	Return	Period	Net Assets	Net Assets	Assets (a)	Turnover (b)
Class I Shares
Year Ended December 31, 2009 (c)	$7.05	0.10	4.32	4.42	(0.09)	—	(0.02)	(0.11)	—	$11.36	63.31%	$46,047,002	1.20%	1.13%	1.20%	121.34%
Year Ended December 31, 2008	$22.61	0.20	(11.89)	(11.69)	(0.19)	(3.69)	—	(3.88)	0.01	$7.05	(57.76)%	$29,077,237	1.30%	1.27%	1.30%	63.87%
Year Ended December 31, 2007	$17.52	0.14	7.31	7.45	(0.14)	(2.23)	—	(2.37)	0.01	$22.61	45.58%	$77,698,603	1.37%	0.73%	1.37%	62.52%
Year Ended December 31, 2006	$13.08	0.12	4.58	4.70	(0.10)	(0.17)	—	(0.27)	0.01	$17.52	36.72%	$46,161,018	1.33%	0.81%	1.33%	114.19%
Year Ended December 31, 2005	$10.83	0.10	3.38	3.48	(0.07)	(1.16)	—	(1.23)	—	$13.08	32.64%	$30,292,201	1.46%	0.89%	1.46%	132.22%

Class II Shares
Year Ended December 31, 2009 (c)	$6.98	0.08	4.29	4.37	(0.08)	—	(0.02)	(0.10)	—	$11.25	63.09%	$3,023,040	1.46%	0.91%	1.46%	121.34%
Year Ended December 31, 2008	$22.46	0.18	(11.84)	(11.66)	(0.14)	(3.69)	—	(3.83)	0.01	$6.98	(57.93)%	$2,461,889	1.57%	1.01%	1.57%	63.87%
Year Ended December 31, 2007	$17.42	0.11	7.24	7.35	(0.09)	(2.23)	—	(2.32)	0.01	$22.46	45.19%	$9,720,051	1.61%	0.53%	1.61%	62.52%
Year Ended December 31, 2006	$13.02	0.09	4.55	4.64	(0.08)	(0.17)	—	(0.25)	0.01	$17.42	36.31%	$8,692,065	1.58%	0.61%	1.58%	114.19%
Year Ended December 31, 2005	$10.79	0.07	3.37	3.44	(0.05)	(1.16)	—	(1.21)	—	$13.02	32.33%	$8,140,826	1.71%	0.61%	1.71%	132.22%

Class III Shares
Year Ended December 31, 2009 (c)	$7.03	0.10	4.32	4.42	(0.09)	—	(0.02)	(0.11)	—	$11.34	63.48%	$129,486,944	1.21%	1.10%	1.21%	121.34%
Year Ended December 31, 2008	$22.59	0.20	(11.90)	(11.70)	(0.18)	(3.69)	—	(3.87)	0.01	$7.03	(57.83)%	$86,462,769	1.31%	1.26%	1.31%	63.87%
Year Ended December 31, 2007	$17.51	0.15	7.29	7.44	(0.14)	(2.23)	—	(2.37)	0.01	$22.59	45.55%	$299,039,422	1.36%	0.74%	1.36%	62.52%
Year Ended December 31, 2006	$13.08	0.12	4.57	4.69	(0.10)	(0.17)	—	(0.27)	0.01	$17.51	36.64%	$197,466,543	1.33%	0.87%	1.33%	114.19%
Year Ended December 31, 2005	$10.83	0.08	3.40	3.48	(0.07)	(1.16)	—	(1.23)	—	$13.08	32.65%	$151,545,767	1.45%	0.75%	1.45%	132.22%

Class VI Shares
Year Ended December 31, 2009 (c)	$7.03	0.07	4.33	4.40	(0.08)	—	(0.02)	(0.10)	—	$11.33	63.09%	$62,117,225	1.45%	0.83%	1.45%	121.34%
Year Ended December 31, 2008	$22.58	0.20	(11.90)	(11.70)	(0.17)	(3.69)	—	(3.86)	0.01	$7.03	(57.86)%	$37,262,897	1.43%	1.15%	1.43%	63.87%
Year Ended December 31, 2007	$17.50	0.12	7.30	7.42	(0.12)	(2.23)	—	(2.35)	0.01	$22.58	45.45%	$126,430,526	1.45%	0.62%	1.45%	62.52%
Year Ended December 31, 2006	$13.07	0.10	4.58	4.68	(0.09)	(0.17)	—	(0.26)	0.01	$17.50	36.56%	$70,622,603	1.43%	0.69%	1.43%	114.19%
Year Ended December 31, 2005	$10.83	0.07	3.40	3.47	(0.07)	(1.16)	—	(1.23)	—	$13.07	32.49%	$35,999,917	1.55%	0.59%	1.55%	132.22%

Amounts designated as “—” are zero or have been rounded to zero.

(a)	There were no fee reductions during the year.

(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(c)	Per share calculations were performed using average shares method.

73

FINANCIAL HIGHLIGHTS: NVIT GROWTH FUND

Selected Data for Each Share of Capital Outstanding

		Operations			Distributions				Ratios/Supplemental Data
			Net
			Realized								Ratio	Ratio of
			and								of Net	Expenses
	Net Asset		Unrealized							Ratio of	Investment	(Prior to
	Value,	Net	Gains	Total	Net		Net Asset		Net Assets	Expenses	Income to	Reimbursements) to
	Beginning	Investment	(Losses) from	from	Investment	Total	Value, End	Total	at End of	to Average	Average	Average Net	Portfolio
	of Period	Income	Investments	Operations	Income	Distributions	of Period	Return	Period	Net Assets	Net Assets	Assets (a)	Turnover (b)
Class I Shares
Year Ended December 31, 2009 (c)	$8.86	0.05	2.91	2.96	(0.06)	(0.06)	$11.76	33.47%	$101,476,994	0.86%	0.53%	0.86%	157.59%
Year Ended December 31, 2008	$14.50	0.04	(5.65)	(5.61)	(0.03)	(0.03)	$8.86	(38.71)%	$85,735,294	0.85%	0.33%	0.85%	209.42%
Year Ended December 31, 2007	$12.15	0.02	2.35	2.37	(0.02)	(0.02)	$14.50	19.54%	$171,965,942	0.86%	0.17%	0.86%	244.42%
Year Ended December 31, 2006	$11.45	0.01	0.70	0.71	(0.01)	(0.01)	$12.15	6.17%	$171,610,375	0.87%	0.04%	0.87%	294.57%
Year Ended December 31, 2005	$10.76	0.01	0.69	0.70	(0.01)	(0.01)	$11.45	6.50%	$199,445,881	0.87%	0.05%	0.87%	275.31%

Class IV Shares
Year Ended December 31, 2009 (c)	$8.86	0.05	2.91	2.96	(0.06)	(0.06)	$11.76	33.62%	$22,452,251	0.86%	0.53%	0.86%	157.59%
Year Ended December 31, 2008	$14.50	0.04	(5.65)	(5.61)	(0.03)	(0.03)	$8.86	(38.72)%	$19,150,354	0.86%	0.31%	0.86%	209.42%
Year Ended December 31, 2007	$12.15	0.03	2.35	2.38	(0.03)	(0.03)	$14.50	19.56%	$35,107,460	0.84%	0.18%	0.85%	244.42%
Year Ended December 31, 2006	$11.45	0.01	0.70	0.71	(0.01)	(0.01)	$12.15	6.17%	$33,938,770	0.87%	0.05%	0.87%	294.57%
Year Ended December 31, 2005	$10.76	0.01	0.69	0.70	(0.01)	(0.01)	$11.45	6.50%	$36,208,702	0.87%	0.05%	0.87%	275.31%

Amounts designated as “—” are zero or have been rounded to zero.

(a)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(c)	Per share calculations were performed using average shares method.

74

FINANCIAL HIGHLIGHTS: NVIT NATIONWIDE FUND

Selected Data for Each Share of Capital Outstanding

		Operations			Distributions						Ratios/Supplemental Data
			Net
			Realized										Ratio	Ratio of
			and										of Net	Expenses
	Net Asset		Unrealized								Net	Ratio of	Investment	(Prior to
	Value,	Net	Gains		Net	Net			Net Asset		Assets	Expenses	Income to	Reimbursements) to
	Beginning	Investment	(Losses) from	Total from	Investment	Realized	Total	Redemption	Value, End	Total	at End of	to Average	Average	Average Net		Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	Fees	of Period	Return	Period	Net Assets	Net Assets	Assets (a)		Turnover (b)
Class I Shares
Year Ended December 31, 2009 (c)	$6.52	0.09	1.59	1.68	(0.09)	—	(0.09)	—	$8.11	26.10%	$729,866,520	0.81%	1.24%	0.81%	(d)	85.37%
Year Ended December 31, 2008	$13.59	0.16	(5.22)	(5.06)	(0.15)	(1.86)	(2.01)	—	$6.52	(41.55)%	$643,454,394	0.82%	1.50%	0.82%	(d)	373.58%
Year Ended December 31, 2007	$13.32	0.16	0.93	1.09	(0.15)	(0.67)	(0.82)	—	$13.59	8.18%	$1,273,466,977	0.79%	1.08%	0.79%	(d)	377.04%
Year Ended December 31, 2006	$11.85	0.14	1.47	1.61	(0.14)	—	(0.14)	—	$13.32	13.63%	$1,484,346,294	0.82%	1.08%	0.82%	(d)	222.16%
Year Ended December 31, 2005	$11.13	0.10	0.72	0.82	(0.10)	—	(0.10)	—	$11.85	7.44%	$1,506,357,815	0.83%	0.88%	0.83%	(d)	179.84%

Class II Shares
Year Ended December 31, 2009 (c)	$6.50	0.07	1.58	1.65	(0.08)	—	(0.08)	—	$8.07	25.56%	$284,786,913	1.07%	1.02%	1.07%	(d)	85.37%
Year Ended December 31, 2008	$13.54	0.14	(5.19)	(5.05)	(0.13)	(1.86)	(1.99)	—	$6.50	(41.61)%	$281,190,716	1.05%	1.30%	1.05%	(d)	373.58%
Year Ended December 31, 2007	$13.28	0.11	0.94	1.05	(0.12)	(0.67)	(0.79)	—	$13.54	7.89%	$406,704,896	1.07%	0.83%	1.08%	(d)	377.04%
Year Ended December 31, 2006	$11.82	0.10	1.48	1.58	(0.12)	—	(0.12)	—	$13.28	13.40%	$187,747,190	1.06%	0.88%	1.06%	(d)	222.16%
Year Ended December 31, 2005	$11.12	0.07	0.71	0.78	(0.08)	—	(0.08)	—	$11.82	7.04%	$24,550,224	1.08%	0.66%	1.08%	(d)	179.84%

Class III Shares
Year Ended December 31, 2009 (c)	$6.54	0.09	1.60	1.69	(0.09)	—	(0.09)	—	$8.14	26.16%	$320,853	0.82%	1.29%	0.82%	(d)	85.37%
Year Ended December 31, 2008	$13.62	0.18	(5.24)	(5.06)	(0.16)	(1.86)	(2.02)	—	$6.54	(41.54)%	$434,001	0.79%	1.47%	0.79%	(d)	373.58%
Year Ended December 31, 2007	$13.34	0.14	0.95	1.09	(0.14)	(0.67)	(0.81)	—	$13.62	8.22%	$1,339,269	0.81%	1.04%	0.81%	(d)	377.04%
Year Ended December 31, 2006	$11.86	0.13	1.49	1.62	(0.14)	—	(0.14)	—	$13.34	13.71%	$1,780,755	0.82%	1.02%	0.82%	(d)	222.16%
Year Ended December 31, 2005	$11.15	0.09	0.73	0.82	(0.11)	—	(0.11)	—	$11.86	7.35%	$1,594,526	0.83%	0.86%	0.83%	(d)	179.84%

Class IV Shares
Year Ended December 31, 2009 (c)	$6.52	0.09	1.58	1.67	(0.09)	—	(0.09)	—	$8.10	25.94%	$98,226,930	0.81%	1.24%	0.81%	(d)	85.37%
Year Ended December 31, 2008	$13.59	0.17	(5.22)	(5.05)	(0.16)	(1.86)	(2.02)	—	$6.52	(41.55)%	$88,106,911	0.81%	1.51%	0.81%	(d)	373.58%
Year Ended December 31, 2007	$13.32	0.15	0.94	1.09	(0.15)	(0.67)	(0.82)	—	$13.59	8.18%	$165,599,721	0.80%	1.08%	0.80%	(d)	377.04%
Year Ended December 31, 2006	$11.85	0.14	1.47	1.61	(0.14)	—	(0.14)	—	$13.32	13.63%	$166,541,627	0.82%	1.09%	0.82%	(d)	222.16%
Year Ended December 31, 2005	$11.13	0.10	0.72	0.82	(0.10)	—	(0.10)	—	$11.85	7.44%	$162,547,141	0.83%	0.86%	0.83%	(d)	179.84%

Amounts designated as “—” are zero or have been rounded to zero

(a)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(c)	Per share calculations were performed using average shares method.

(d)	There were no fee reductions during the period.

75

FINANCIAL HIGHLIGHTS: NVIT REAL ESTATE FUND (formerly, Van Kampen NVIT Real Estate Fund)

Selected Data for Each Share of Capital Outstanding

		Operations			Distributions						Ratios/Supplemental Data
			Net
			Realized										Ratio	Ratio of
			and										of Net	Expenses
	Net Asset		Unrealized									Ratio of	Investment	(Prior to
	Value,	Net	Gains		Net	Net			Net Asset		Net Assets	Expenses	Income	Reimbursements) to
	Beginning	Investment	(Losses) from	Total from	Investment	Realized	Return of	Total	Value, End	Total	at End of	to Average	to Average	Average Net	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Capital	Distributions	of Period	Return (a)	Period	Net Assets (b)	Net Assets (b)	Assets (b)(c)	Turnover (d)
Class I Shares
Year Ended December 31, 2009 (e)	$5.71	0.13	1.59	1.72	(0.11)	(0.02)	—	(0.13)	$7.30	30.84%	$201,455,813	0.97%	1.99%	0.97%	31.82%
Period Ended December 31, 2008 (f)	$10.00	0.12	(4.19)	(4.07)	(0.12)	—	(0.10)	(0.22)	$5.71	(40.88)%	$3,776,313	0.89%	2.20%	1.33%	19.78%

Class II Shares
Year Ended December 31, 2009 (e)	$5.69	0.12	1.59	1.71	(0.10)	(0.02)	—	(0.12)	$7.28	30.52%	$53,106,087	1.22%	1.82%	1.22%	31.82%
Period Ended December 31, 2008 (f)	$10.00	0.12	(4.22)	(4.10)	(0.11)	—	(0.10)	(0.21)	$5.69	(41.07)%	$1,799,208	1.24%	2.62%	1.52%	19.78%

Amounts designated as “—” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.

(b)	Annualized for periods less than one year.

(c)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(e)	Per share calculations were performed using average shares method.

(f)	For the period from March 25, 2008 (commencement of operations) through December 31, 2008.

76

FINANCIAL HIGHLIGHTS: OPPENHEIMER NVIT LARGE CAP GROWTH FUND

Selected Data for Each Share of Capital Outstanding

		Operations			Distributions					Ratios/Supplemental Data
			Net									Ratio	Ratio of
			Realized									of Net	Expenses
	Net Asset		and								Ratio of	Investment	(Prior to
	Value,	Net	Unrealized	Total	Net	Net		Net Asset		Net Assets	Expenses	Income to	Reimbursements) to
	Beginning	Investment	Gains from	from	Investment	Realized	Total	Value, End	Total	at End of	to Average	Average	Average Net	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)	Period	Net Assets (b)	Net Assets (b)	Assets (b)(c)	Turnover (d)
Class I Shares
Period Ended December 31, 2009 (e)(f)	$10.00	0.03	4.32	4.35	(0.03)	(0.24)	(0.27)	$14.08	43.53%	$7,000,118	0.65%	0.29%	1.44%	29.72%

Class II Shares
Period Ended December 31, 2009 (e)(f)	$10.00	—	4.33	4.33	(0.02)	(0.24)	(0.26)	$14.07	43.29%	$1,695,645	0.89%	0.02%	1.94%	29.72%

Amounts designated as “—” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.

(b)	Annualized for periods less than one year.

(c)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(e)	Per share calculations were performed using average shares method.

(f)	For the period from March 25, 2009 (commencement of operations) through December 31, 2009.

77

FINANCIAL HIGHLIGHTS: TEMPLETON NVIT INTERNATIONAL VALUE FUND

Selected Data for Each Share of Capital Outstanding

		Operations			Distributions					Ratios/Supplemental Data
			Net									Ratio	Ratio of
			Realized									of Net	Expenses
	Net Asset		and								Ratio of	Investment	(Prior to
	Value,	Net	Unrealized		Net	Net		Net Asset		Net Assets	Expenses	Income to	Reimbursements) to
	Beginning	Investment	Gains from	Total from	Investment	Realized	Total	Value, End	Total	at End of	to Average	Average	Average Net	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)	Period	Net Assets (b)	Net Assets (b)	Assets (b)	Turnover
Class III Shares
Period Ended December 31, 2009 (c)(d)	$10.00	0.10	3.98	4.08	(0.16)	(0.02)	(0.18)	$13.90	41.16%	$329,541,495	1.00%	0.94%	1.00%	13.06%

(a)	Not annualized for periods less than one year.

(b)	Annualized for periods less than one year.

(c)	Per share calculations were performed using average shares method.

(d)	For the period from March 25, 2009 (commencement of operations) through December 31, 2009.

78

FINANCIAL HIGHLIGHTS: VAN KAMPEN NVIT COMSTOCK VALUE FUND

Selected Data for Each Share of Capital Outstanding

		Operations			Distributions					Ratios/Supplemental Data
			Net
			Realized									Ratio	Ratio of
			and									of Net	Expenses
	Net Asset		Unrealized								Ratio of	Investment	(Prior to
	Value,	Net	Gains		Net	Net		Net Asset		Net Assets	Expenses	Income to	Reimbursements) to
	Beginning	Investment	(Losses) from	Total from	Investment	Realized	Total	Value, End	Total	at End of	to Average	Average	Average Net		Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return	Period	Net Assets	Net Assets	Assets		Turnover (a)
Class I Shares
Year Ended December 31, 2009 (b)	$6.99	0.11	1.86	1.97	(0.08)	—	(0.08)	$8.88	28.55%	$43,338,047	0.96%	1.52%	0.96%	(c)	36.39%
Year Ended December 31, 2008	$11.50	0.20	(4.38)	(4.18)	(0.19)	(0.14)	(0.33)	$6.99	(36.99)%	$44,542,409	0.94%	2.03%	0.94%	(c)	44.30%
Year Ended December 31, 2007	$12.54	0.23	(0.49)	(0.26)	(0.22)	(0.56)	(0.78)	$11.50	(2.22)%	$93,367,104	0.87%	1.78%	0.87%	(c)	29.74%
Year Ended December 31, 2006	$11.53	0.23	1.55	1.78	(0.21)	(0.56)	(0.77)	$12.54	15.91%	$112,029,051	0.93%	1.84%	0.93%	(c)	25.62%
Year Ended December 31, 2005	$11.53	0.20	0.29	0.49	(0.19)	(0.30)	(0.49)	$11.53	4.25%	$103,564,811	0.94%	1.65%	0.94%	(c)	33.13%

Class II Shares
Year Ended December 31, 2009 (b)	$6.96	0.09	1.86	1.95	(0.07)	—	(0.07)	$8.84	28.27%	$85,611,402	1.24%	1.30%	1.24%	(c)	36.39%
Year Ended December 31, 2008	$11.45	0.16	(4.35)	(4.19)	(0.16)	(0.14)	(0.30)	$6.96	(37.22)%	$86,316,563	1.28%	1.68%	1.28%	(c)	44.30%
Year Ended December 31, 2007	$12.50	0.17	(0.48)	(0.31)	(0.18)	(0.56)	(0.74)	$11.45	(2.61)%	$316,794,259	1.21%	1.42%	1.21%	(c)	29.74%
Year Ended December 31, 2006	$11.50	0.16	1.58	1.74	(0.18)	(0.56)	(0.74)	$12.50	15.56%	$204,233,443	1.26%	1.45%	1.26%	(c)	25.62%
Year Ended December 31, 2005	$11.50	0.14	0.31	0.45	(0.15)	(0.30)	(0.45)	$11.50	3.95%	$60,617,204	1.28%	1.31%	1.31%	(c)	33.13%

Class IV Shares
Year Ended December 31, 2009 (b)	$6.99	0.11	1.87	1.98	(0.08)	—	(0.08)	$8.89	28.69%	$21,235,639	0.96%	1.56%	0.96%	(c)	36.39%
Year Ended December 31, 2008	$11.50	0.20	(4.37)	(4.17)	(0.20)	(0.14)	(0.34)	$6.99	(36.96)%	$27,221,697	0.90%	2.07%	0.90%	(c)	44.30%
Year Ended December 31, 2007	$12.54	0.23	(0.49)	(0.26)	(0.22)	(0.56)	(0.78)	$11.50	(2.19)%	$48,991,872	0.83%	1.81%	0.83%	(c)	29.74%
Year Ended December 31, 2006	$11.53	0.23	1.55	1.78	(0.21)	(0.56)	(0.77)	$12.54	15.94%	$58,521,276	0.90%	1.86%	0.90%	(c)	25.62%
Year Ended December 31, 2005	$11.52	0.19	0.31	0.50	(0.19)	(0.30)	(0.49)	$11.53	4.36%	$55,297,136	0.93%	1.67%	0.93%	(c)	33.13%

Amounts designated as “—” are zero or have been rounded to zero.

(a)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(b)	Per share calculations were performed using average shares method.

(c)	There were no fee reductions during the period.

79

Information from Nationwide Funds

Please read this prospectus before you invest, and keep it with your records. This prospectus is intended for use in connection with variable insurance contracts. The following documents – which may be obtained free of charge – contain additional information about the Funds:

•	Statement of Additional Information (incorporated by reference into this prospectus)

•	Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year)

•	Semiannual Reports

To obtain a document free of charge, to request other information about the Funds, or to make inquiries to the Funds, call 800-848-6331, visit www.nationwide.com/mutualfunds or contact your variable insurance provider.

Information from the Securities and Exchange Commission (“SEC”)

You can obtain copies of Fund documents from the SEC (the SEC charges a fee to copy any documents except when accessing Fund documents directly on the SEC’s EDGAR database):

•	on the SEC’s EDGAR database via the Internet at www.sec.gov

•	by electronic request to publicinfo@sec.gov

•	in person at the SEC’s Public Reference Room in Washington, D.C. (call 202-551-8090 for their hours of operation)

•	by mail by sending your request to Securities and Exchange Commission Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102.

Nationwide Funds Group
1000 Continental Drive, Suite 400
King of Prussia, PA 19406

The Trust’s Investment Company Act File No.: 811-3213

Nationwide, Nationwide Financial, the Nationwide framemark, Nationwide Funds,
Nationwide Funds Group and On Your Side are service
marks of Nationwide Mutual Insurance Company.

© 2010 Nationwide Funds Group. All rights reserved.
NPR-CEQ (5/10)

Nationwide Variable Insurance Trust
Prospectus May 1, 2010

Fund and Class
AllianceBernstein NVIT Global Fixed Income Fund Class Y

AllianceBernstein NVIT Global Fixed Income Fund Class I

AllianceBernstein NVIT Global Fixed Income Fund Class II

AllianceBernstein NVIT Global Fixed Income Fund Class III

AllianceBernstein NVIT Global Fixed Income Fund Class VI

Federated NVIT High Income Bond Fund Class I

Federated NVIT High Income Bond Fund Class III

NVIT Core Bond Fund Class Y

NVIT Core Bond Fund Class I

NVIT Core Bond Fund Class II

NVIT Core Plus Bond Fund Class Y

NVIT Core Plus Bond Fund Class I

NVIT Core Plus Bond Fund Class II

NVIT Enhanced Income Fund Class Y

NVIT Enhanced Income Fund Class II

NVIT Government Bond Fund Class I

NVIT Government Bond Fund Class II

NVIT Government Bond Fund Class III

NVIT Government Bond Fund Class IV

NVIT Money Market Fund Class Y

NVIT Money Market Fund Class I

NVIT Money Market Fund Class II

NVIT Money Market Fund Class IV

NVIT Money Market Fund Class V

NVIT Multi Sector Bond Fund Class I

NVIT Multi Sector Bond Fund Class III

NVIT Short Term Bond Fund Class Y

NVIT Short Term Bond Fund Class I

NVIT Short Term Bond Fund Class II

The Securities and Exchange Commission has not approved or disapproved these Funds’ shares or determined whether this Prospectus is complete or accurate. To state otherwise is a crime.

www.nationwide.com/mutualfunds

2	Fund Summaries
2	AllianceBernstein NVIT Global Fixed Income Fund
5	Federated NVIT High Income Bond Fund
8	NVIT Core Bond Fund
11	NVIT Core Plus Bond Fund
14	NVIT Enhanced Income Fund
17	NVIT Government Bond Fund
20	NVIT Money Market Fund
23	NVIT Multi Sector Bond Fund
26	NVIT Short Term Bond Fund

29	How the Funds Invest
29	AllianceBernstein NVIT Global Fixed Income Fund
30	Federated NVIT High Income Bond Fund
31	NVIT Core Bond Fund
32	NVIT Core Plus Bond Fund
33	NVIT Enhanced Income Fund
34	NVIT Government Bond Fund
35	NVIT Money Market Fund
36	NVIT Multi Sector Bond Fund
37	NVIT Short Term Bond Fund

38	Risks of Investing in the Funds

42	Fund Management

45	Investing with Nationwide Funds
45	Choosing a Share Class
45	Purchase Price
45	Fair Valuation
46	In-Kind Purchases
46	Selling Shares
46	Restrictions on Sales
47	Excessive or Short-Term Trading
47	Monitoring of Trading Activity
47	Restrictions on Transactions
47	Redemption Fees
48	Distribution and Services Plans
49	Revenue Sharing
49	Additional Information about Fees and Expenses

50	Distributions and Taxes

51	Financial Highlights

1

FUND SUMMARY: ALLIANCEBERNSTEIN NVIT GLOBAL FIXED INCOME FUND

Objective

The Fund seeks a high level of current income consistent with preserving capital.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. See the variable insurance contract prospectus.

	Class Y	Class I	Class II	Class III	Class VI
	Shares	Shares	Shares	Shares	Shares
Shareholder Fees (fees paid directly from your investment)	None	None	None	None	None

Redemption Fees (as a percentage of amount redeemed or exchanged within 60 days of purchase)	N/A	N/A	N/A	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.55%	0.55%	0.55%	0.55%	0.55%

Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%	N/A	0.25%

Other Expenses[1]	0.72%	0.97%	0.97%	0.97%	0.97%

Total Annual Fund Operating Expenses	1.27%	1.52%	1.77%	1.52%	1.77%

Amount of Fee Waiver/Expense Reimbursement[2]	(0.69)%	(0.69)%	(0.69)%	(0.69)%	(0.69)%

Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.58%	0.83%	1.08%	0.83%	1.08%

1	The Board of Trustees of Nationwide Variable Insurance Trust (the “Trust”) has approved a new methodology for the allocation of certain Fund expenses, effective May 1, 2010, including those relating to the provision of administration and transfer agency services, as reflected in a new Joint Fund Administration and Transfer Agency Agreement. Accordingly, “Other Expenses” have been restated to reflect the new expense allocation methodology.
2	The Trust and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract limiting operating expenses to 0.58% (excluding Rule 12b-1 fees, administrative services fees and certain other expenses) for all share classes until May 1, 2011. The expense limitation agreement may be changed or eliminated at any time but only with the consent of the Board of Trustees. The Trust is authorized to reimburse the Adviser for management fees previously waived or reduced and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement.

2

FUND SUMMARY: ALLIANCEBERNSTEIN NVIT GLOBAL FIXED INCOME FUND (cont.)

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class Y shares	$59	$334	$631	$1,473

Class I shares	85	413	764	1,754

Class II shares	110	490	895	2,027

Class III shares	85	413	764	1,754

Class VI shares	110	490	895	2,027

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. From March 25, 2009 to December 31, 2009, the Fund’s portfolio turnover rate was 62.22% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to meet its objective by investing, under normal circumstances, at least 80% of its net assets in U.S. and foreign fixed-income securities offering the highest level of expected income while simultaneously minimizing price fluctuations. Such fixed-income securities include corporate bonds, U.S. government securities, foreign government bonds and mortgage-backed securities. These securities may pay interest on either a fixed-rate or a variable-rate basis. The Fund normally invests at least 40% of its net assets in securities of issuers organized or having a principal place of business outside the United States or deriving at least 50% of its revenues outside the United States. Such securities may be denominated in either U.S. dollars or foreign currencies. The Fund may invest across all fixed-income sectors (including high-yield bonds, commonly known as “junk bonds”), and may invest in securities with a range of varying maturities, from short- to long-term. The Fund’s subadviser actively manages the Fund’s assets in relation to market conditions. Therefore, the percentage of the Fund’s assets invested in a particular country or denominated in a particular currency will vary in accordance with the subadviser’s assessment of the relative yield and appreciation potential of such securities and the relationship of the country’s currency to the U.S. dollar. The Fund’s subadviser may sell a security in order to manage investment risk, to achieve an attractive total return, or to take advantage of more favorable opportunities.

Under normal circumstances, the Fund invests at least 80% of its net assets in fixed-income securities that are rated investment grade at the time of investment. The Fund may also invest in comparable unrated bonds. The Fund’s subadviser conducts a credit assessment of each unrated bond to determine comparability. The Fund may also invest in derivatives, such as currency futures and currency forward contracts, in order to increase returns or hedge against international currency exposure.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Interest rate risk – generally, when interest rates go up, the value of fixed-income securities goes down.

Credit risk – a bond issuer may be unable to pay the interest or principal when due. This risk is particularly high for high-yield bonds.

Liquidity risk – is the risk that a security cannot be sold, or cannot be sold quickly, at an acceptable price.

Prepayment and call risk – certain bonds will be paid off by the issuer more quickly than anticipated. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.

Extension risk – when interest rates rise, certain bond obligations will be paid off by the issuer more slowly than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as too low for a longer-term investment.

Mortgage-backed securities risk – through its investments in mortgage-backed securities, the Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans, which are loans made to borrowers with weakened credit histories, have had in many cases higher default rates than loans that meet government underwriting requirements.

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.

High-yield bonds risk – investing in high-yield bonds and other lower-rated bonds will subject the Fund to substantial risk of loss.

Derivatives risk – derivatives can disproportionately increase losses and reduce opportunities for gains when the security prices, interest rates, currency values, or other such measures underlying derivatives change in unexpected ways. They also

3

FUND SUMMARY: ALLIANCEBERNSTEIN NVIT GLOBAL FIXED INCOME FUND (cont.)

present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund.

If the value of the Fund’s investments goes down, you may lose money.

Performance

Performance information gives some indication of the risks of an investment in the Fund by comparing the Fund’s performance with a broad measure of market performance. Performance information is not provided because the Fund did not complete one full calendar year of operations as of the date of this Prospectus.

Portfolio Management

Investment Adviser

Nationwide Fund Advisors

Subadviser

AllianceBernstein L.P. (“AllianceBernstein”)

Portfolio Managers

Portfolio Manager	Title	Length of Service
Douglas J. Peebles	Executive Vice President and CIO of Fixed Income, AllianceBernstein	Since June 1987

Arif Husain	Senior Vice President and Director of European Fixed Income, AllianceBernstein	Since February 1999

Paul J. DeNoon	Senior Vice President and Director-Emerging Markets Debt, AllianceBernstein	Since January 1992

Scott DiMaggio	Senior Vice President and Director-Canada Fixed Income, AllianceBernstein	Since April 1999

Matthew Sheridan	Vice President and Portfolio Manager, AllianceBernstein	Since January 1998

Tax Information

The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable life and variable annuity insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.

Payments to Broker-Dealers and Other Financial Intermediaries

This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or its affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that may also be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

4

FUND SUMMARY: FEDERATED NVIT HIGH INCOME BOND FUND

Objective

The Fund seeks to provide high current income.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. See the variable insurance contract prospectus.

	Class I	Class III
	Shares	Shares
Shareholder Fees (fees paid directly from your investment)	None	None

Redemption Fees (as a percentage of amount redeemed within 60 days of purchase)	N/A	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.68%	0.68%

Distribution and/or Service (12b-1) Fees	N/A	N/A

Other Expenses[1]	0.28%	0.28%

Total Annual Operating Fund Expenses	0.96%	0.96%

1	The Board of Trustees of Nationwide Variable Insurance Trust (the “Trust”) has approved a new methodology for the allocation of certain Fund expenses, effective May 1, 2010, including those relating to the provision of administration and transfer agency services, as reflected in a new Joint Fund Administration and Transfer Agency Agreement. Accordingly, “Other Expenses” have been restated to reflect the new expense allocation methodology.

5

FUND SUMMARY: FEDERATED NVIT HIGH INCOME BOND FUND (cont.)

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I shares	$98	$306	$531	$1,178

Class III shares	$98	$306	$531	$1,178

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 34.23% of the average value of its portfolio.

Principal Investment Strategies

Under normal conditions, the Fund invests at least 80% of its net assets in U.S. dollar-denominated high-yield bonds (commonly known as “junk bonds”) of U.S. and foreign issuers, including those in emerging market countries. Securities selected for the Fund normally are lower rated or are below investment grade, with no minimum acceptable rating. These securities may pay interest on either a fixed-rate or a variable-rate basis. The Fund may invest in zero-coupon bonds.

The Fund’s subadviser uses an active management style that seeks to maximize potentially higher returns while minimizing default and other risks through security selection and diversification. In selecting securities, the subadviser generally focuses on the bonds of individual issuers and employs fundamental analysis of a company’s management, financial condition, business or product strength, anticipated cash flow and other company-specific factors the subadviser deems relevant. Against this background of company-specific analysis, the subadviser also analyzes current economic and bond market developments and trends. In order to reduce risk, the subadviser invests in a diverse portfolio of many different companies, industries and economic sectors.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Interest rate risk – generally, when interest rates go up, the value of fixed-income securities goes down.

Credit risk – a bond issuer may be unable to pay the interest or principal when due. This risk is particularly high for high-yield bonds.

High-yield bonds risk – investing in high-yield bonds and other lower-rated bonds will subject the Fund to substantial risk of loss.

Liquidity risk – is the risk that a security cannot be sold, or cannot be sold quickly, at an acceptable price.

Prepayment and call risk – certain bonds will be paid off by the issuer more quickly than anticipated. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.

Emerging markets risk – a magnification of the risks that apply to all foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets.

Zero coupon bonds risk – these securities pay no interest during the life of the security, are often sold at a deep discount, and may be subject to greater price changes as a result of changing interest rates than bonds that make regular interest payments.

If the value of the Fund’s investments goes down, you may lose money.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.

6

FUND SUMMARY: FEDERATED NVIT HIGH INCOME BOND FUND (cont.)

Annual Total Returns – Class I Shares
(Years Ended December 31,)

Best Quarter: 18.65% – 2nd qtr. of 2009
Worst Quarter: -20.66% – 4th qtr. of 2008

The inception date for Class III shares is April 28, 2005. Pre-inception historical performance for Class III shares is based on the previous performance of Class I shares.

Average Annual Total Returns
(For Periods Ended December 31, 2009)

	1 Year	5 Years	10 Years
Class I shares	46.00%	4.19%	5.01%

Class III shares	46.08%	4.16%	5.00%

Barclays Capital U.S. Corporate High Yield 2% Cap Index (reflects no deduction for fees or expenses)	58.75%	6.64%	6.94%

Portfolio Management

Investment Adviser

Nationwide Fund Advisors

Subadviser

Federated Investment Management Company (“Federated”)

Portfolio Manager

Portfolio Manager	Title	Length of Service
Mark E. Durbiano	Senior Vice President, Federated	Since 1982

Tax Information

The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable life and variable annuity insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.

Payments to Broker-Dealers and Other Financial Intermediaries

This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or its affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that may also be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

7

FUND SUMMARY: NVIT CORE BOND FUND

Objective

The Fund seeks a high level of current income consistent with preserving capital.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. See the variable insurance contract prospectus.

	Class Y	Class I	Class II
	Shares	Shares	Shares
Shareholder Fees (fees paid directly from your investment)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.40%	0.40%	0.40%

Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%

Other Expenses[1]	0.10%	0.25%	0.25%

Total Annual Fund Operating Expenses	0.50%	0.65%	0.90%

1	The Board of Trustees of Nationwide Variable Insurance Trust (the “Trust”) has approved a new methodology for the allocation of certain Fund expenses, effective May 1, 2010, including those relating to the provision of administration and transfer agency services, as reflected in a new Joint Fund Administration and Transfer Agency Agreement. Accordingly, “Other Expenses” have been restated to reflect the new expense allocation methodology.

8

FUND SUMMARY: NVIT CORE BOND FUND (cont.)

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year, and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class Y shares	$51	$160	$280	$628

Class I shares	66	208	362	810

Class II shares	92	287	498	1,108

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 64.87% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets in a wide variety of investment-grade fixed-income securities, such as corporate bonds, U.S. government securities, and mortgage-backed and asset-backed securities. The Fund may also invest in high-yield bonds (commonly known as “junk bonds”), as well as foreign government and corporate bonds that are denominated in U.S. dollars. Any of these securities may pay interest on either a fixed-rate or a variable-rate basis. The Fund seeks to achieve its objective by investing in securities offering the highest level of expected income while simultaneously minimizing market price fluctuations. The Fund’s subadviser may sell a security as it gets closer to its maturity in order to maintain the Fund’s duration and achieve an attractive total return.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Interest rate risk – generally, when interest rates go up, the value of fixed-income securities goes down.

Credit risk – a bond issuer may be unable to pay the interest or principal when due. This risk is particularly high for high-yield bonds.

Liquidity risk – is the risk that a security cannot be sold, or cannot be sold quickly, at an acceptable price.

Prepayment and call risk – certain bonds will be paid off by the issuer more quickly than anticipated. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.

Extension risk – when interest rates rise, certain bond obligations will be paid off by the issuer more slowly than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as too low for a longer-term investment.

Mortgage- and asset-backed securities risks – through its investments in mortgage-backed securities, the Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans, which are loans made to borrowers with weakened credit histories, have had in many cases higher default rates than loans that meet government underwriting requirements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities.

High-yield bonds risk – investing in high-yield bonds and other lower-rated bonds will subject the Fund to substantial risk of loss.

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities.

If the value of the Fund’s investments goes down, you may lose money.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund Performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.

9

FUND SUMMARY: NVIT CORE BOND FUND (cont.)

Annual Total Returns – Class Y Shares
(Year Ended December 31,)

Best Quarter: 3.67% – 2nd qtr. of 2009
Worst Quarter: −0.22% – 4th qtr. of 2009

Average Annual Total Returns
(For Periods Ended December 31, 2009)

		Since Inception
	1 Year	(March 25, 2008)
Class Y shares	8.92%	4.61%

Class I shares	8.78%	4.48%

Class II shares	8.59%	4.25%

Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees or expenses)	5.93%	5.12% (Since March 31, 2008)

Portfolio Management

Investment Adviser

Nationwide Fund Advisors

Subadviser

Nationwide Asset Management, LLC (“NWAM”)

Portfolio Managers

Portfolio Manager	Title	Length of Service
Joel S. Buck	Senior Investment Professional, NWAM	Since August 1998

Gary S. Davis, CFA	Senior Investment Professional, NWAM	Since May 1998

Gary R. Hunt, CFA	Senior Investment Professional, NWAM	Since September 1992

Tax Information

The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable life and variable annuity insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.

Payments to Broker-Dealers and Other Financial Intermediaries

This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or its affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that may also be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

10

FUND SUMMARY: NVIT CORE PLUS BOND FUND

Objective

The Fund seeks long-term total return, consistent with reasonable risk.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. See the variable insurance contract prospectus.

	Class Y	Class I	Class II
	Shares	Shares	Shares
Shareholder Fees (fees paid directly from your investment)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.45%	0.45%	0.45%

Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%

Other Expenses[1]	0.15%	0.30%	0.30%

Total Annual Fund Operating Expenses	0.60%	0.75%	1.00%

Amount of Fee Waiver/Expense Reimbursement[2]	(0.05)%	(0.05)%	(0.05)%

Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.55%	0.70%	0.95%

1	The Board of Trustees of Nationwide Variable Insurance Trust (the “Trust”) has approved a new methodology for the allocation of certain Fund expenses, effective May 1, 2010, including those relating to the provision of administration and transfer agency services, as reflected in a new Joint Fund Administration and Transfer Agency Agreement. Accordingly, “Other Expenses” have been restated to reflect the new expense allocation methodology.

2	The Trust and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract limiting operating expenses to 0.55% (excluding Rule 12b-1 fees, administrative services fees and certain other expenses) for all share classes until May 1, 2011. The expense limitation agreement may be changed or eliminated at any time but only with the consent of the Board of Trustees. The Trust is authorized to reimburse the Adviser for management fees previously waived or reduced and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement.

11

FUND SUMMARY: NVIT CORE PLUS BOND FUND (cont.)

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class Y shares	$56	$187	$330	$745

Class I shares	72	235	412	926

Class II shares	97	313	548	1,220

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 157.56% of the average value of its portfolio.

Principal Investment Strategies

The Fund is designed to provide a diversified portfolio of different types of investment-grade fixed-income securities. However, in contrast to a typical core bond strategy, the Fund also invests a portion of its assets in fixed-income securities that carry higher risks, but which potentially offer higher investment rewards. Under normal circumstances, the Fund invests at least 80% of its net assets in investment-grade fixed-income securities, including U.S. and foreign corporate bonds, U.S. government securities, bonds issued by foreign governments and mortgage-backed securities. The Fund may also invest in high-yield bonds (commonly known as “junk bonds”) and asset-backed securities. Certain securities in which the Fund invests may be purchased with delayed delivery. The Fund seeks to achieve its objective by investing in securities offering the highest level of total return while simultaneously managing investment risk. The Fund’s subadviser may sell a security in order to manage investment risk, to achieve an attractive total return, or to take advantage of more favorable opportunities. The Fund may engage in active and frequent trading of portfolio securities.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Interest rate risk – generally, when interest rates go up, the value of fixed-income securities goes down.

Credit risk – a bond issuer may be unable to pay the interest or principal when due. This risk is particularly high for high-yield bonds.

Liquidity risk – is the risk that a security cannot be sold, or cannot be sold quickly, at an acceptable price.

Prepayment and call risk – certain bonds will be paid off by the issuer more quickly than anticipated. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.

Extension risk – when interest rates rise, certain bond obligations will be paid off by the issuer more slowly than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as too low for a longer-term investment.

Mortgage- and asset-backed securities risks – through its investments in mortgage-backed securities, the Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans, which are loans made to borrowers with weakened credit histories, have had in many cases higher default rates than loans that meet government underwriting requirements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities.

High-yield bonds risk – investing in high-yield bonds and other lower-rated bonds will subject the Fund to substantial risk of loss.

Delayed-delivery risk – the risk that the security the Fund buys will lose value prior to its delivery or that the seller will not meet its obligation. If this happens, the Fund will lose the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.

Portfolio turnover risk – a higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund’s performance and may increase share price volatility.

If the value of the Fund’s investments goes down, you may lose money.

12

FUND SUMMARY: NVIT CORE PLUS BOND FUND (cont.)

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund Performance can change from year to year. The following bar chart and table show some indication of the risks of investing in the Fund by comparing the performance of the Fund to the returns of a comparable broad-based securities index. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.

Annual Total Returns – Class Y Shares
(Year Ended December 31,)

Best Quarter: 6.98% – 2nd qtr. of 2009
Worst Quarter: 0.51% – 1st qtr. of 2009

Average Annual Total Returns
(For Periods Ended December 31, 2009)

		Since Inception
	1 Year	(March 25, 2008)
Class Y shares	16.89%	9.15%

Class I shares	16.62%	8.98%

Class II shares	16.44%	8.77%

Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees or expenses)	5.93%	5.12% (Since March 31, 2008)

Portfolio Management

Investment Adviser

Nationwide Fund Advisors

Subadviser

Neuberger Berman Fixed Income LLC (“NBFI”)

Portfolio Managers

Portfolio Manager	Title	Length of Service
Andrew A. Johnson	Managing Director and Portfolio Manager, NBFI	Since June 1989

Thanos Bardas	Managing Director and Co-Portfolio Manager, NBFI	Since March 1998

Tax Information

The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable life and variable annuity insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.

Payments to Broker-Dealers and Other Financial Intermediaries

This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or its affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that may also be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

13

FUND SUMMARY: NVIT ENHANCED INCOME FUND

Objective

The Fund seeks as high a level of income while preserving capital and minimizing fluctuations in share value.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. See the variable insurance contract prospectus.

	Class Y	Class II
	Shares	Shares
Shareholder Fees (fees paid directly from your investment)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.35%	0.35%

Distribution and/or Service (12b-1) Fees	N/A	0.25%

Other Expenses[1]	0.10%	0.25%

Total Annual Fund Operating Expenses	0.45%	0.85%

1	The Board of Trustees of Nationwide Variable Insurance Trust (the “Trust”) has approved a new methodology for the allocation of certain Fund expenses, effective May 1, 2010, including those relating to the provision of administration and transfer agency services, as reflected in a new Joint Fund Administration and Transfer Agency Agreement. Accordingly, “Other Expenses” have been restated to reflect the new expense allocation methodology.

14

FUND SUMMARY: NVIT ENHANCED INCOME FUND (cont.)

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year, and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class Y shares	$46	$144	$252	$567

Class II shares	87	271	471	1,049

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 64.05% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests primarily in high-grade (rated AA or higher) corporate bonds, U.S. government securities, and mortgage-backed and asset-backed securities. These securities may pay interest on either a fixed-rate or a variable-rate basis. In choosing securities, the Fund’s subadviser attempts to identify securities that, in its opinion, offer the best combination of yield, maturity and relative price performance, based on anticipated changes in interest rates and the price relationships among various types of fixed-income securities. The Fund is managed so that its duration will be between six months and one year, and will not exceed two years. The Fund’s subadviser may sell securities in order to buy others that it believes will better serve the Fund’s objective. The Fund may enter into certain derivatives contracts, such as futures or options, solely for the purpose of adjusting the Fund’s duration in order to minimize fluctuation of the Fund’s share value.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Interest rate risk – generally, when interest rates go up, the value of fixed-income securities goes down.

Credit risk – a bond issuer may be unable to pay the interest or principal when due.

Liquidity risk – is the risk that a security cannot be sold, or cannot be sold quickly, at an acceptable price.

Prepayment and call risk – certain bonds will be paid off by the issuer more quickly than anticipated. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.

Extension risk – when interest rates rise, certain bond obligations will be paid off by the issuer more slowly than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as low for a longer-term investment.

Mortgage- and asset-backed securities risk – through its investments in mortgage-backed securities, the Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans, which are loans made to borrowers with weakened credit histories, have had in many cases higher default rates than loans that meet government underwriting requirements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities.

Derivatives risk – derivatives can disproportionately increase losses and reduce opportunities for gains when the security prices, interest rates, currency values, or other such measures underlying derivatives change in unexpected ways. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund.

If the value of the Fund’s investments goes down, you may lose money.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of two comparable broad-based securities Indexes. The table also compares the Fund’s average annual total returns to a hypothetical Composite Index that is comprised 50% BofA Merrill Lynch (ML) 6-Month Treasury Bill (T-Bill) Index and 50% BofA ML 1-Year T-Bill Index, which more closely reflects the

15

FUND SUMMARY: NVIT ENHANCED INCOME FUND (cont.)

Fund’s duration of between six months and one year. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.

Annual Total Returns – Class Y Shares
(Years Ended December 31,)

Best Quarter: 1.45% – 1st qtr. of 2008
Worst Quarter: –0.04% – 3rd qtr. of 2008

The Fund has not commenced offering Class II shares as of the date of this prospectus. Therefore, historical performance for Class II shares is based on the performance of Class Y shares. Performance for Class II shares has been adjusted to reflect that share class’s higher expenses than those of Class Y shares.

Average Annual Total Returns
(For Periods Ended December 31, 2009)

		Since Inception
	1 Year	(April 20, 2007)
Class Y shares	2.70%	3.53%

Class II shares	2.29%	3.11%

BofA ML 6-Month U.S. T-Bill Index, formerly ML U.S. 6-month T-Bill Index (reflects no deduction for fees or expenses)	0.58%	2.99%

BofA ML 1-Year U.S. T-Bill Index, formerly ML U.S. 1-year T-Bill Index (reflects no deduction for fees or expenses)	0.80%	3.66%

Composite Index (reflects no deduction for fees or expenses)	0.69%	3.33% (Since April 30, 2007)

Portfolio Management

Investment Adviser

Nationwide Fund Advisors

Subadviser

Morley Capital Management, Inc. (“Morley”)

Portfolio Managers

Portfolio Manager	Title	Length of Service
Perpetua M. Phillips	Vice President and Senior Investment Officer, Morley	Since April 1999

Paul Rocheleau	Portfolio Manager, Morley	Since December 2006

Tax Information

The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable life and variable annuity insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.

Payments to Broker-Dealers and Other Financial Intermediaries

This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or its affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that may also be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

16

FUND SUMMARY: NVIT GOVERNMENT BOND FUND

Objective

The Fund seeks as high a level of current income as is consistent with preserving capital.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. See the variable insurance contract prospectus.

	Class I	Class II	Class III	Class IV
	Shares	Shares	Shares	Shares
Shareholder Fees (fees paid directly from your investment)	None	None	None	None

Redemption Fees (as a percentage of amount redeemed or exchanged within 60 days of purchase)	N/A	N/A	1.00%	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.48%	0.48%	0.48%	0.48%

Distribution and/or Service (12b-1) Fees	N/A	0.25%	N/A	N/A

Other Expenses[1]	0.21%	0.21%	0.21%	0.21%

Total Annual Fund Operating Expenses	0.69%	0.94%	0.69%	0.69%

1	The Board of Trustees of Nationwide Variable Insurance Trust (the “Trust”) has approved a new methodology for the allocation of certain Fund expenses, effective May 1, 2010, including those relating to the provision of administration and transfer agency services, as reflected in a new Joint Fund Administration and Transfer Agency Agreement. Accordingly, “Other Expenses” have been restated to reflect the new expense allocation methodology.

17

FUND SUMMARY: NVIT GOVERNMENT BOND FUND (cont.)

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I shares	$70	$221	$384	$859

Class II shares	96	300	520	1,155

Class III shares	70	221	384	859

Class IV shares	70	221	384	859

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 65.87% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets in securities issued by the United States government and its agencies and instrumentalities. Many of these securities include mortgage-backed securities. The Fund’s subadviser seeks to achieve the Fund’s objective by investing in securities offering the highest level of expected income while simultaneously minimizing market price fluctuations. The Fund will generally maintain an average portfolio duration of three to six years. The Fund’s subadviser may sell securities in order to buy others that it believes will better serve the Fund’s objective.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Interest rate risk – generally, when interest rates go up, the value of fixed-income securities goes down.

Credit risk – a bond issuer may be unable to pay the interest or principal when due.

Liquidity risk – is the risk that a security cannot be sold, or cannot be sold quickly, at an acceptable price.

Prepayment and call risk – certain bonds will be paid off by the issuer more quickly than anticipated. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.

Extension risk – when interest rates rise, certain bond obligations will be paid off by the issuer more slowly than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as low for a longer-term investment.

Mortgage-backed securities risk – through its investments in mortgage-backed securities, the Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans, which are loans made to borrowers with weakened credit histories, have had in many cases higher default rates than loans that meet government underwriting requirements.

If the value of the Fund’s investments goes down, you may lose money.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.

Please call 800-848-6331 for the Fund’s current 30-day yield.

18

FUND SUMMARY: NVIT GOVERNMENT BOND FUND (cont.)

Annual Total Returns – Class I Shares
(Years Ended December 31,)

Best Quarter: 5.64% – 3rd qtr. of 2002
Worst Quarter: –2.51% – 2nd qtr. of 2004

The inception dates for Class II, Class III and Class IV shares are July 8, 2002, May 20, 2002 and April 28, 2003, respectively. Pre-inception historical performance for each of these share classes is based on the previous performance of Class I shares. Performance for Class II shares has been adjusted to reflect that share class’s higher expenses than those of Class I shares.

Average Annual Total Returns
(For Periods Ended December 31, 2009)

	1 Year	5 Years	10 Years
Class I shares	2.69%	4.81%	5.96%

Class II shares	2.43%	4.54%	5.68%

Class III shares	2.69%	4.80%	5.97%

Class IV shares	2.69%	4.79%	5.96%

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index, formerly Merrill Lynch Government Master Index (reflects no deduction for fees or expenses)	–2.57%	4.89%	6.13%

Portfolio Management

Investment Adviser

Nationwide Fund Advisors

Subadviser

Nationwide Asset Management, LLC (“NWAM”)

Portfolio Managers

Portfolio Manager	Title	Length of Service
Gary R. Hunt, CFA	Senior Investment Professional, NWAM	Since September 1992

Joel S. Buck	Senior Investment Professional, NWAM	Since August 1998

Tax Information

The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable life and variable annuity insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.

Payments to Broker-Dealers and Other Financial Intermediaries

This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or its affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that may also be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

19

FUND SUMMARY: NVIT MONEY MARKET FUND

Objective

The Fund seeks as high a level of current income as is consistent with preserving capital and maintaining liquidity. The Fund is a money market fund that seeks to maintain a stable net asset value of $1.00 per share.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. See the variable insurance contract prospectus.

	Class Y	Class I	Class II	Class IV	Class V
	Shares	Shares	Shares	Shares	Shares
Shareholder Fees (fees paid directly from your investment)	None	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.38%	0.38%	0.38%	0.38%	0.38%

Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%	N/A	N/A

Other Expenses[1]	0.08%	0.24%	0.24%	0.24%	0.24%

Acquired Fund Fees and Expenses	0.02%	0.02%	0.02%	0.02%	0.02%

Total Annual Fund Operating Expenses	0.48%	0.64%	0.89%	0.64%	0.64%

1	The Board of Trustees of Nationwide Variable Insurance Trust (the “Trust”) has approved a new methodology for the allocation of certain Fund expenses, effective May 1, 2010, including those relating to the provision of administration and transfer agency services, as reflected in a new Joint Fund Administration and Transfer Agency Agreement. Accordingly, “Other Expenses” have been restated to reflect the new expense allocation methodology.

20

FUND SUMMARY: NVIT MONEY MARKET FUND (cont.)

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class Y shares	$49	$154	$269	$604

Class I shares	65	205	357	798

Class II shares	91	284	493	1,096

Class IV shares	65	205	357	798

Class V shares	65	205	357	798

Principal Investment Strategies

The Fund invests primarily in a portfolio of high-quality, fixed-income securities that mature in 397 days or less. These securities are issued by banks, corporations and the U.S. government, and may include asset-backed securities as well as obligations of states, municipalities and foreign governments. The Fund may purchase foreign money market securities, although all obligations held by the Fund must be denominated in U.S. dollars. The Fund may invest in floating and variable-rate obligations and may enter into repurchase agreements. The Fund will maintain a dollar-weighted average maturity of no more than 60 days, and a weighted average life of no more than 120 days.

Because the Fund invests in short-term securities, the Fund’s subadviser generally sells securities only to meet liquidity needs, to maintain target allocations or to take advantage of more favorable opportunities.

Principal Risks

Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. While the Fund seeks to preserve capital, there can be no guarantee that the Fund will meet its objective or be able to maintain a fixed net asset value of $1.00 per share; therefore, you could lose money. In order to maintain a constant net asset value of $1.00 per share, the Fund may reduce the number of shares held by its shareholders.

There is no guarantee that the Fund will provide a certain level of income or that any such income will stay ahead of inflation. Further, the Fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. A low interest rate environment may prevent the Fund from providing a positive yield, or paying Fund expenses out of current income could impair the Fund’s ability to maintain a stable net asset value.

Other risks of investing in the Fund include:

Interest rate risk – generally, when interest rates go up, the value of fixed-income securities goes down.

Credit risk – an issuer may be unable to pay the interest or principal when due.

Liquidity risk – is the risk that a security cannot be sold, or cannot be sold quickly, at an acceptable price.

Asset-backed securities risk – the credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities.

Repurchase agreements risk – exposes the Fund to the risk that the party that sells the securities to the Fund may default on its obligation to repurchase them.

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities.

If the value of the Fund’s investments goes down, you may lose money.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.

Please call 800-848-6331 for the Fund’s current 7-day yield.

21

FUND SUMMARY: NVIT MONEY MARKET FUND (cont.)

Annual Total Returns – Class I Shares
(Years Ended December 31,)

Best Quarter: 1.55% – 4th qtr. of 2000
Worst Quarter: 0.00% – 4th qtr. of 2009

The inception dates for Class II, Class IV, Class V and Class Y shares are December 14, 2009, April 28, 2003, October 21, 2002 and May 1, 2006, respectively. Pre-inception historical performance for each of these share classes is based on the previous performance of Class I shares. Performance for Class II shares has been adjusted to reflect that share class’s higher expenses than those of Class I shares. Performance for Class Y shares has not been adjusted to reflect that share class’s lower expenses than those of Class I shares.

Average Annual Total Returns
(For Periods Ended December 31, 2009)

	1 Year	5 Years	10 Years
Class Y shares	0.09%	2.89%	2.66%

Class I shares	0.04%	2.80%	2.62%

Class II shares	−0.20%	2.55%	2.36%

Class IV shares	0.09%	2.92%	2.70%

Class V shares	0.06%	2.87%	2.67%

Portfolio Management

Investment Adviser

Nationwide Fund Advisors

Subadviser

Federated Investment Management Company

Tax Information

The dividends and distributions paid by the Fund to the insurance company separate accounts will consist primarily of ordinary income. Because shares of the Fund must be purchased through separate accounts used to fund variable life and variable annuity insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.

Payments to Broker-Dealers and Other Financial Intermediaries

This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or its affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that may also be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

22

FUND SUMMARY: NVIT MULTI SECTOR BOND FUND

Objective

The Fund seeks to provide above average total return over a market cycle of three to five years.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. See the variable insurance contract prospectus.

	Class I	Class III
	Shares	Shares
Shareholder Fees (fees paid directly from your investment)	None	None

Redemption Fees (as a percentage of amount redeemed or exchanged within 60 days of purchase)	N/A	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%	0.75%

Distribution and/or Service (12b-1) Fees	N/A	N/A

Other Expenses[1]	0.36%	0.36%

Total Annual Fund Operating Expenses	1.11%	1.11%

Amount of Fee Waiver/Expense Reimbursement[2]	(0.11)%	(0.11)%

Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.00%	1.00%

1	The Board of Trustees of Nationwide Variable Insurance Trust (the “Trust”) has approved a new methodology for the allocation of certain Fund expenses, effective May 1, 2010, including those relating to the provision of administration and transfer agency services, as reflected in a new Joint Fund Administration and Transfer Agency Agreement. Accordingly, “Other Expenses” have been restated to reflect the new expense allocation methodology.

2	The Trust and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract limiting operating expenses to 0.85% (excluding Rule 12b-1 fees, administrative services fees and certain other expenses) for all share classes until May 1, 2011. The expense limitation agreement may be changed or eliminated at any time but only with the consent of the Board of Trustees. The Trust is authorized to reimburse the Adviser for management fees previously waived or reduced and/or for expenses previously paid by the Adviser provided, however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement.

23

FUND SUMMARY: NVIT MULTI SECTOR BOND FUND (cont.)

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I shares	$102	$342	$601	$1,342

Class III shares	102	342	601	1,342

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 256.64% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets in a diversified portfolio of U.S. and foreign fixed-income securities, such as corporate bonds, U.S. government securities, securities of foreign governments, repurchase agreements and mortgage-backed securities. These may pay interest on either a fixed-rate or a variable-rate basis. The Fund may also invest in high-yield bonds (commonly known as “junk bonds”). Certain foreign securities may include those from emerging market countries, which generally are developing and low- or middle-income countries found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa. The subadviser may use futures and other derivatives in managing the Fund, either as a substitute for taking a position in an underlying asset, to increase returns or as part of a hedging strategy.

The subadviser employs a “bottom-up” (i.e., bond-by-bond) approach in selecting securities and constructing an overall portfolio that may include bonds offering various maturity and duration features, as well as country and sector allocations. Employing a flexible strategy, the subadviser may increase or decrease exposure to any particular sectors or durations in light of changing outlooks for the economy, interest rates and inflation. Similarly, it may invest varying amounts between U.S. or foreign securities, and between investment-grade securities or high-yield bonds, based on its perception of relative value. The Fund may engage in active and frequent trading of portfolio securities.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Interest rate risk – generally, when interest rates go up, the value of fixed-income securities goes down.

Credit risk – a bond issuer may be unable to pay the interest or principal when due. This risk is particularly high for high-yield bonds.

High-yield bonds risk – investing in high-yield bonds and other lower-rated bonds will subject the Fund to substantial risk of loss.

Liquidity risk – is the risk that a security cannot be sold, or cannot be sold quickly, at an acceptable price.

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.

Emerging markets risk – a magnification of the risks that apply to all foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets.

Prepayment and call risk – certain bonds will be paid by the issuer more quickly than anticipated. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.

Extension risk – when interest rates rise, certain bond obligations will be paid off by the issuer more slowly than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as low for a longer-term investment.

Mortgage-backed securities risk – through its investments in mortgage-backed securities, the Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans, which are loans made to borrowers with weakened credit histories, have had in many cases higher default rates than loans that meet government underwriting requirements.

Derivatives risk – derivatives can disproportionately increase losses and reduce opportunities for gains when the security prices, interest rates, currency values, or other such measures underlying derivatives change in unexpected ways. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund.

24

FUND SUMMARY: NVIT MULTI SECTOR BOND FUND (cont.)

Portfolio turnover risk – a higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund’s performance and may increase share price volatility.

If the value of the Fund’s investments goes down, you may lose money.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The table also compares the Fund’s average annual return to a hypothetical Multi Sector Bond Composite Index, comprised of 60% Citigroup U.S. Broad Investment-Grade Bond Index, 15% Citigroup U.S. High-Yield Market Index, 15% Citigroup World Government Bond Index-unhedged and 10% JPMorgan Emerging Markets Bond Index, that more closely reflects the Fund’s investments. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.

Annual Total Returns – Class I Shares
(Years Ended December 31,)

Best Quarter: 9.66% – 2nd qtr. of 2009
Worst Quarter: −7.67% – 3rd qtr. of 2008

The inception date for Class III shares is December 31, 2004. Pre-inception historical performance for Class III shares is based on the previous performance of Class I shares.

Average Annual Total Returns
(For Periods Ended December 31, 2009)

	1 Year	5 Years	10 Years
Class I shares	24.38%	2.89%	4.98%

Class III shares	24.38%	2.89%	4.98%

Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees or expenses)	5.93%	4.97%	6.33%

Multi Sector Bond Composite Index (reflects no deduction for fees or expenses)	13.48%	5.68%	7.12%

Portfolio Management

Investment Adviser

Nationwide Fund Advisors

Subadviser

Logan Circle Partners, L.P. (“Logan Circle”)

Portfolio Managers

Portfolio Manager	Title	Length of Service
Andrew J. Kronschnabel, CFA	Senior Portfolio Manager, Logan Circle	Since November 2007

Scott J. Moses, CFA	Senior Portfolio Manager, Logan Circle	Since November 2007

Timothy L. Rabe, CFA	Senior Portfolio Manager, Logan Circle	Since November 2007

Tax Information

The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable life and variable annuity insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.

Payments to Broker-Dealers and Other Financial Intermediaries

This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or its affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that may also be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

25

FUND SUMMARY: NVIT SHORT TERM BOND FUND

Objective

The Fund seeks to provide a high level of current income while preserving capital and minimizing fluctuations in share value.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. See the variable insurance contract prospectus.

	Class Y	Class I	Class II
	Shares	Shares	Shares
Shareholder Fees (fees paid directly from your investment)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.35%	0.35%	0.35%

Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%

Other Expenses[1]	0.12%	0.27%	0.27%

Total Annual Fund Operating Expenses	0.47%	0.62%	0.87%

1	The Board of Trustees of Nationwide Variable Insurance Trust (the “Trust”) has approved a new methodology for the allocation of certain Fund expenses, effective May 1, 2010, including those relating to the provision of administration and transfer agency services, as reflected in a new Joint Fund Administration and Transfer Agency Agreement. Accordingly, “Other Expenses” have been restated to reflect the new expense allocation methodology.

26

FUND SUMMARY: NVIT SHORT TERM BOND FUND (cont.)

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class Y shares	$48	$151	$263	$591

Class I shares	63	199	346	774

Class II shares	89	278	482	1,073

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 101.24% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets in a wide variety of investment-grade fixed-income securities, such as corporate bonds, U.S. government securities, mortgage-backed and asset-backed securities and commercial paper. These securities may pay interest on either a fixed-rate or a variable-rate basis. Up to 10% of the Fund’s net assets also may be invested in high-yield bonds (commonly known as “junk bonds”). In choosing securities, the subadviser attempts to identify securities that, in its opinion, offer the best combination of yield, maturity and relative price performance, based on anticipated changes in interest rates and in the price relationships among various types of fixed-income securities. The subadviser may sell securities in order to buy others that it believes will better serve the objectives of the Fund. The Fund is managed so that its average portfolio duration generally will not exceed three years. The Fund may engage in active and frequent trading of portfolio securities.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Interest rate risk – generally, when interest rates go up, the value of fixed-income securities goes down.

Credit risk – a bond issuer may be unable to pay the interest or principal when due. This risk is particularly high for high-yield bonds.

Liquidity risk – is the risk that a security cannot be sold, or cannot be sold quickly, at an acceptable price.

Prepayment and call risk – certain bonds will be paid off by the issuer more quickly than anticipated. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.

Extension risk – when interest rates rise, certain bond obligations will be paid off by the issuer more slowly than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as too low for a longer-term investment.

Mortgage-and asset-backed securities risks – through its investments in mortgage-backed securities, the fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans, which are loans made to borrowers with weakened credit histories, have had in many cases higher default rates than loans that meet government underwriting requirements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities.

High-yield bonds risk – investing in high-yield bonds and other lower-rated bonds will subject the Fund to substantial risk of loss.

Portfolio turnover risk – a higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund’s performance and may increase share price volatility.

If the value of the Fund’s investments goes down, you may lose money.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The

27

FUND SUMMARY: NVIT SHORT TERM BOND FUND (cont.)

returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.

Annual Total Returns – Class Y Shares
(Year Ended December 31,)

Best Quarter:  2.89% – 2nd qtr. of 2009
Worst Quarter:  0.52% – 4th qtr. of 2009

Average Annual Total Returns
(For Periods Ended December 31, 2009)

		Since Inception
	1 Year	(March 25, 2008)
Class Y shares	7.53%	3.99%

Class I shares	7.39%	3.91%

Class II shares	7.11%	3.56%

BofA Merrill Lynch 1-3 Year U.S. Treasury Index, formerly Merrill Lynch 1-3 Year U.S. Treasury Index (reflects no deduction for fees or expenses)	0.78%	2.46% (Since March 31, 2008)

Portfolio Management

Investment Adviser

Nationwide Fund Advisors

Subadviser

Nationwide Asset Management, LLC (“NWAM”)

Portfolio Managers

Portfolio Manager	Title	Length of Service
Joel S. Buck	Senior Investment Professional, NWAM	Since August 1998

Gary R. Davis, CFA	Senior Investment Professional, NWAM	Since May 1998

Gary R. Hunt, CFA	Senior Investment Professional, NWAM	Since September 1992

Tax Information

The dividends and distributions paid by the Fund to the insurance company separate accounts will consist primarily of ordinary income. Because shares of the Fund must be purchased through separate accounts used to fund variable life and variable annuity insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.

Payments to Broker-Dealers and Other Financial Intermediaries

This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or its affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that may also be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

28

HOW THE FUNDS INVEST: ALLIANCEBERNSTEIN NVIT GLOBAL FIXED INCOME FUND

Objective

The AllianceBernstein NVIT Global Fixed Income Fund seeks a high level of current income consistent with preserving capital. This objective can be changed without shareholder approval upon 60-days written notice to shareholders.

Principal Investment Strategies

The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets in U.S. and foreign fixed-income securities offering the highest level of expected income while simultaneously minimizing market price fluctuations. The Fund may invest across all fixed-income sectors, including high-yield bonds (commonly known as “junk bonds”). The Fund may invest in fixed-income securities with a range of varying maturities, from short- to long-term. Such securities may be denominated in either U.S. dollars or foreign currencies. The Fund’s subadviser actively manages the Fund’s assets in relation to market conditions and general economic conditions, and adjusts the Fund’s investments in an effort to best enable the Fund to achieve its investment objective. Therefore, the percentage of the Fund’s assets invested in a particular country or denominated in a particular currency will vary in accordance with the subadviser’s assessment of the relative yield and appreciation potential of such securities and the relationship of the country’s currency to the U.S. dollar. Nevertheless, the Fund normally invests at least 40% of the value of its net assets in securities of issuers organized or having a principal place of business outside the United States or deriving at least 50% of its revenues outside the United States.

The securities in which the Fund may invest may pay interest on either a fixed-rate or a variable-rate basis, and may include:

•	Corporate bonds;
•	U.S. government securities;
•	Foreign government and corporate bonds;

•	Mortgage-backed securities; and

•	Derivatives, such as currency futures and foreign currency forward contracts in order to increase returns or hedge against international currency exposure.

Under normal circumstances, the Fund invests at least 80% of the value of its net assets in fixed-income securities rated investment grade at the time of investment. The Fund may also invest in comparable unrated bonds. The Fund’s subadviser conducts a credit assessment of each unrated bond to determine its comparability. The Fund’s subadviser may sell a security in order to manage investment risk, to achieve an attractive total return, or to take advantage of more favorable opportunities.

Principal Risks

The Fund is subject to the same risks that apply to all mutual funds that invest in fixed-income securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. Further, the Fund’s portfolio managers may select securities that underperform the bond markets, the Fund’s benchmark or other mutual funds with similar investment objectives and strategies.

In addition, the Fund is subject to INTEREST RATE RISK, CREDIT RISK, LIQUIDITY RISK, PREPAYMENT AND CALL RISK, EXTENSION RISK, MORTGAGE-BACKED SECURITIES RISK, FOREIGN SECURITIES RISK, HIGH-YIELD BONDS RISK, and DERIVATIVES RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 38.

The Fund cannot guarantee that it will achieve its investment objective. If the value of the Fund’s investments goes down, you may lose money.

Temporary investments – the Fund generally will be fully invested in accordance with its objective and strategies. However, pending investment of cash balances, or if the Fund’s management believes that business, economic, political or financial conditions warrant, the Fund may invest without limit in cash or money market cash equivalents. The use of temporary investments therefore is not a principal investment strategy, as it prevents the Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.

Key Terms:

Fixed-income securities – securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times.

High-yield bonds – these fixed-income securities are rated below investment grade by nationally recognized statistical rating organizations, such as Moody’s and Standard & Poor’s, or are unrated securities that the Fund’s subadviser believes to be of comparable quality. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Maturity – the date on which the principal amount of a bond is required to be paid to investors.

U.S. government securities – are debt securities issued and/or guaranteed as to principal and interest by either the U.S. government, or by U.S. government agencies, U.S. government-sponsored enterprises and U.S. government instrumentalities. Securities issued or guaranteed directly by the U.S. government are supported by the full faith and credit of the United States. Securities issued or guaranteed by agencies or instrumentalities of the U.S. government, and enterprises sponsored by the U.S. government, are not direct obligations of the United States. Therefore, such securities may not be supported by the full faith and credit of the United States.

Mortgage-backed securities – fixed-income securities that give the holder the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans, which in some cases are guaranteed by government agencies.

Derivative – a contract or investment the value of which is based on the performance of an underlying financial asset, index or economic measure.

Investment grade – the four highest rating categories of nationally recognized statistical rating organizations, including Moody’s, Standard & Poor’s and Fitch.

29

HOW THE FUNDS INVEST: FEDERATED NVIT HIGH INCOME BOND FUND

Objective

The Federated NVIT High Income Bond Fund seeks to provide high current income. This objective can be changed without shareholder approval upon 60-days written notice to shareholders.

Principal Investment Strategies

Under normal conditions, the Fund invests at least 80% of its net assets in U.S. dollar-denominated high-yield bonds (commonly known as “junk bonds”) of U.S. and foreign issuers, including those in emerging market countries. These bonds primarily include corporate debt securities, such as notes, bonds, debentures and commercial paper, as well as interests in bank loans to companies. These securities may pay interest on either a fixed-rate or a variable-rate basis. In addition, the credit risk of an issuer’s debt security may vary based on its priority for repayment. For example, higher-ranking (i.e., senior) debt securities have a higher priority than lower-ranking (i.e., subordinated) securities. Subordinated debt generally is more risky because its holders will be paid only after the holders of senior debt securities are paid. The Fund may also invest in zero-coupon bonds, which are debt securities that typically pay interest only at maturity rather than periodically during the life of the security and are issued at a significant discount from their principal amount.

Securities selected for the Fund normally are lower-rated or non-investment grade, with no minimum acceptable rating.

The Fund’s subadviser selects securities that it believes have attractive risk-return characteristics. This means it attempts to select securities that offer high potential returns in exchange for the risks of default the Fund assumes by holding them. The subadviser’s selection process consists of credit-intensive, fundamental analysis of a security’s issuer, focusing on the issuer’s financial condition, business and product strength, competitive position and management strength. The subadviser further considers current economic, financial market and industry factors that might affect an issuer. In order to reduce credit risk, the subadviser invests in bonds of many different companies, industries and economic sectors.

Principal Risks

The Fund is subject to the same risks that apply to all mutual funds that invest in fixed-income securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. Further, the Fund’s portfolio managers may select securities that underperform the bond markets, the Fund’s benchmark or other mutual funds with similar investment objectives and strategies.

In addition, the Fund is subject to INTEREST RATE RISK, CREDIT RISK, HIGH-YIELD BONDS RISK, LIQUIDITY RISK, PREPAYMENT AND CALL RISK, FOREIGN SECURITIES RISK EMERGING MARKETS RISK and ZERO COUPON BONDS RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 38.

The Fund cannot guarantee that it will achieve its investment objective. If the value of the Fund’s investments goes down, you may lose money.

Temporary investments – the Fund generally will be fully invested in accordance with its objective and strategies. However, pending investment of cash balances, or if the Fund’s management believes that business, economic, political or financial conditions warrant, the Fund may invest without limit in cash or money market cash equivalents. The use of temporary investments therefore is not a principal investment strategy, as it prevents the Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.

Key Terms:

High-yield bonds – these fixed-income securities are rated below investment grade by nationally recognized statistical rating organizations, such as Moody’s and Standard & Poor’s, or are unrated securities that the Fund’s subadviser believes to be of comparable quality. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Emerging market countries – are developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Commercial paper – short-term debt instruments, usually unsecured, that are issued by banks and corporations in order to finance their short-term credit needs, such as accounts receivable or inventory, and that are acquired at either a discount or are interest bearing.

Investment grade – the four highest rating categories of nationally recognized statistical rating organizations, including Moody’s, Standard & Poor’s and Fitch.

30

HOW THE FUNDS INVEST: NVIT CORE BOND FUND

Objective

The NVIT Core Bond Fund seeks a high level of current income consistent with preserving capital. This objective can be changed without shareholder approval upon 60-days written notice to shareholders.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets in a wide variety of fixed-income securities that are investment grade, such as corporate bonds, U.S. government securities, mortgage-backed securities and asset-backed securities. These securities may pay interest on either a fixed-rate or a variable-rate basis. The Fund also may invest in fixed-income securities of foreign government and corporate issuers that are denominated in U.S. dollars. The Fund may invest a portion of its assets in high-yield bonds (commonly known as “junk bonds”).

The Fund seeks to achieve its objective by investing in securities offering the highest level of expected income while simultaneously minimizing market price fluctuations. The Fund’s subadviser seeks value and may sell a security to take advantage of more favorable opportunities. The Fund’s subadviser also may sell a bond as it gets closer to its maturity in order to maintain the Fund’s duration and achieve an attractive total return.

Principal Risks

The Fund is subject to the same risks that apply to all mutual funds that invest in fixed-income securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. Further, the Fund’s portfolio managers may select securities that underperform the bond markets, the Fund’s benchmark or other mutual funds with similar investment objectives and strategies.

In addition, the Fund is subject to INTEREST RATE RISK, CREDIT RISK, LIQUIDITY RISK, PREPAYMENT AND CALL RISK, EXTENSION RISK, MORTGAGE-BACKED SECURITIES RISK, ASSET-BACKED SECURITIES RISK, HIGH-YIELD BONDS RISK, and FOREIGN SECURITIES RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 38.

The Fund cannot guarantee that it will achieve its investment objective. If the value of the Fund’s investments goes down, you may lose money.

Temporary investments – the Fund generally will be fully invested in accordance with its objective and strategies. However, pending investment of cash balances, or if the Fund’s management believes that business, economic, political or financial conditions warrant, the Fund may invest without limit in cash or money market cash equivalents. The use of temporary investments therefore is not a principal investment strategy, as it prevents the Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.

Key Terms:

Fixed-income securities – securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times.

Investment grade – the four highest rating categories of nationally recognized statistical rating organizations, including Moody’s, Standard & Poor’s and Fitch.

U.S. government securities  – are debt securities issued and/or guaranteed as to principal and interest by either the U.S. government, or by U.S. government agencies, U.S. government-sponsored enterprises and U.S. government instrumentalities. Securities issued or guaranteed directly by the U.S. government are supported by the full faith and credit of the United States. Securities issued or guaranteed by agencies or instrumentalities of the U.S. government, and enterprises sponsored by the U.S. government, are not direct obligations of the United States. Therefore, such securities may not be supported by the full faith and credit of the United States.

Mortgage-backed securities – fixed-income securities that give the holder the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans, which in some cases are guaranteed by government agencies.

Asset-backed securities – fixed-income securities issued by a trust or other legal entity established for the purpose of issuing securities and holding certain assets, such as credit card receivables or auto leases, that pay down over time and generate sufficient cash to pay holders of the securities.

High-yield bonds – these fixed-income securities are rated below investment grade by nationally recognized statistical rating organizations, such as Moody’s and Standard & Poor’s, or are unrated securities that the Fund’s subadviser believes to be of comparable quality. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Maturity – the date on which the principal amount of a bond is required to be paid to investors.

Duration – is a measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

31

HOW THE FUNDS INVEST: NVIT CORE PLUS BOND FUND

Objective

The NVIT Core Plus Bond Fund seeks long-term total return, consistent with reasonable risk. This objective can be changed without shareholder approval upon 60-days written notice to shareholders.

Principal Investment Strategies

The Fund is designed to provide a diversified portfolio of different types of investment grade fixed-income securities. However, in contrast to a typical core bond strategy, the Fund also invests a portion of its assets in fixed-income securities that carry higher risks, but which potentially offer high investment rewards. Under normal circumstances, the Fund invests at least 80% of its net assets in investment-grade fixed-income securities, including U.S. and foreign corporate bonds, U.S. government securities, bonds issued by foreign governments and mortgage-backed securities. The Fund may also invest in high-yield bonds, asset-backed securities and investment-grade commercial paper. Certain securities in which the Fund invests may be purchased with delayed delivery.

The Fund seeks to achieve its objective by investing in securities offering the highest level of total return while simultaneously managing investment risk. The Fund’s subadviser seeks value and may sell a security to take advantage of more favorable opportunities. The Fund may also sell a bond in order to manage investment risk or to achieve an attractive total return. The Fund may engage in active and frequent trading of portfolio securities.

Principal Risks

The Fund is subject to the same risks that apply to all mutual funds that invest in fixed-income securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. Further, the Fund’s portfolio managers may select securities that underperform the bond markets, the Fund’s benchmark or other mutual funds with similar investment objectives and strategies.

In addition, the Fund is subject to INTEREST RATE RISK, CREDIT RISK, LIQUIDITY RISK, PREPAYMENT AND CALL RISK, EXTENSION RISK, MORTGAGE-BACKED SECURITIES RISK, ASSET-BACKED SECURITIES RISK, HIGH-YIELD BONDS RISK, DELAYED-DELIVERY RISK, FOREIGN SECURITIES RISK, and PORTFOLIO TURNOVER RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 38.

The Fund cannot guarantee that it will achieve its investment objective. If the value of the Fund’s investments goes down, you may lose money.

Temporary investments – the Fund generally will be fully invested in accordance with its objective and strategies. However, pending investment of cash balances, or if the Fund’s management believes that business, economic, political or financial conditions warrant, the Fund may invest without limit in cash or money market cash equivalents. The use of temporary investments therefore is not a principal investment strategy, as it prevents the Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.

Key Terms:

Investment grade – the four highest rating categories of nationally recognized statistical rating organizations, including Moody’s, Standard & Poor’s and Fitch.

Fixed-income securities – securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times.

U.S. government securities – are debt securities issued and/or guaranteed as to principal and interest by either the U.S. government, or by U.S. government agencies, U.S. government-sponsored enterprises and U.S. government instrumentalities. Securities issued or guaranteed directly by the U.S. government are supported by the full faith and credit of the United States. Securities issued or guaranteed by agencies or instrumentalities of the U.S. government, and enterprises sponsored by the U.S. government, are not direct obligations of the United States. Therefore, such securities may not be supported by the full faith and credit of the United States.

Mortgage-backed securities – fixed-income securities that give the holder the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans, which in some cases are guaranteed by government agencies.

High-yield bonds – commonly referred to as “junk bonds,” these fixed-income securities are rated below investment grade by nationally recognized statistical rating organizations, such as Moody’s and Standard & Poor’s, or are unrated securities that the Fund’s subadviser believes to be of comparable quality. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Asset-backed securities – fixed-income securities issued by a trust or other legal entity established for the purpose of issuing securities and holding certain assets, such as credit card receivables or auto leases, that pay down over time and generate sufficient cash to pay holders of the securities.

Commercial paper – short-term debt instruments, usually unsecured, that are issued by banks and corporations in order to finance their short-term credit needs, such as accounts receivable or inventory, and that are acquired at either a discount or are interest bearing.

32

HOW THE FUNDS INVEST: NVIT ENHANCED INCOME FUND

Objective

The NVIT Enhanced Income Fund seeks a high level of income while preserving capital and minimizing fluctuations in share value. This objective can be changed without shareholder approval upon 60-days written notice to shareholders.

Principal Investment Strategies

Under normal circumstances, the Fund invests primarily in high-grade corporate bonds (rated AA or higher), U.S. government securities, mortgage-backed securities and asset-backed securities. These securities may pay interest on either a fixed-rate or a variable-rate basis. In choosing securities, the Fund’s subadviser attempts to identify securities that, in its opinion, offer the best combination of yield, maturity and relative price performance, based on anticipated changes in interest rates and the price relationships among various types of fixed-income securities. The Fund’s subadviser may sell securities in order to buy others that it believes will better serve the objectives of the Fund.

The Fund is managed so that its duration will be between six months and one year, and will not exceed two years. The Fund may enter into certain derivatives contracts, such as futures or options, solely for the purpose of adjusting the Fund’s duration in order to minimize fluctuation of the Fund’s share value.

Principal Risks

The Fund is subject to the same risks that apply to all mutual funds that invest in fixed-income securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. Further, the Fund’s portfolio managers may select securities that underperform the bond markets, the Fund’s benchmark or other mutual funds with similar investment objectives and strategies.

In addition, the Fund is subject to INTEREST RATE RISK, CREDIT RISK, LIQUIDITY RISK, PREPAYMENT AND CALL RISK, EXTENSION RISK, MORTGAGE-BACKED SECURITIES RISK, ASSET-BACKED SECURITIES RISK and DERIVATIVES RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 38.

The Fund cannot guarantee that it will achieve its investment objective. If the value of the Fund’s investments goes down, you may lose money.

Temporary investments – the Fund generally will be fully invested in accordance with its objective and strategies. However, pending investment of cash balances, or if the Fund’s management believes that business, economic, political or financial conditions warrant, the Fund may invest without limit in cash or money market cash equivalents. The use of temporary investments therefore is not a principal investment strategy, as it prevents the Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.

Key Terms:

U.S. government securities – are debt securities issued and/or guaranteed as to principal and interest by either the U.S. government, or by U.S. government agencies, U.S. government-sponsored enterprises and U.S. government instrumentalities. Securities issued or guaranteed directly by the U.S. government are supported by the full faith and credit of the United States. Securities issued or guaranteed by agencies or instrumentalities of the U.S. government, and enterprises sponsored by the U.S. government, are not direct obligations of the United States. Therefore, such securities may not be supported by the full faith and credit of the United States.

Mortgage-backed securities – fixed-income securities that give the holder the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans, which in some cases are guaranteed by government agencies.

Asset-backed securities – fixed-income securities issued by a trust or other legal entity established for the purpose of issuing securities and holding certain assets, such as credit card receivables or auto leases, that pay down over time and generate sufficient cash to pay holders of the securities.

Maturity – the date on which the principal amount of a bond is required to be paid to investors.

Duration – is a measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Derivative – a contract or investment the value of which is based on the performance of an underlying financial asset, index or economic measure.

33

HOW THE FUNDS INVEST: NVIT GOVERNMENT BOND FUND

Objective

The NVIT Government Bond Fund seeks as high a level of current income as is consistent with preserving capital. This objective can be changed without shareholder approval upon 60-days written notice to shareholders.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets in U.S. government securities. Many of these securities include mortgage-backed securities. The Fund’s subadviser seeks to achieve the Fund’s objective by investing in securities offering the highest level of expected income while simultaneously minimizing market price fluctuations. In selecting investments for the Fund, the subadviser uses interest rate expectations, duration analysis, economic forecasting, market sector analysis and other techniques. The Fund may also look for bonds that the subadviser believes are undervalued, with the goal of buying them at attractive values and holding them as they increase in value. The Fund will generally maintain an average portfolio duration of three to six years. The Fund’s subadviser may sell securities in order to buy others that it believes will better serve the Fund’s objective.

Principal Risks

The Fund is subject to the same risks that apply to all mutual funds that invest in fixed-income securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. Further, the Fund’s portfolio managers may select securities that underperform the bond markets, the Fund’s benchmark or other mutual funds with similar investment objectives and strategies.

In addition, the Fund is subject to INTEREST RATE RISK, CREDIT RISK, LIQUIDITY RISK, PREPAYMENT AND CALL RISK, EXTENSION RISK, and MORTGAGE-BACKED SECURITIES RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 38.

The Fund cannot guarantee that it will achieve its investment objective. If the value of the Fund’s investments goes down, you may lose money.

Temporary investments – the Fund generally will be fully invested in accordance with its objective and strategies. However, pending investment of cash balances, or if the Fund’s management believes that business, economic, political or financial conditions warrant, the Fund may invest without limit in cash or money market cash equivalents. The use of temporary investments therefore is not a principal investment strategy, as it prevents the Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.

Key Terms:

U.S. government securities – are debt securities issued and/or guaranteed as to principal and interest by either the U.S. government, or by U.S. government agencies, U.S. government-sponsored enterprises and U.S. government instrumentalities. Securities issued or guaranteed directly by the U.S. government are supported by the full faith and credit of the United States. Securities issued or guaranteed by agencies or instrumentalities of the U.S. government, and enterprises sponsored by the U.S. government, are not direct obligations of the United States. Therefore, such securities may not be supported by the full faith and credit of the United States.

Mortgage-backed securities – fixed-income securities that give the holder the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans, which in some cases are guaranteed by government agencies.

Duration – is a measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

34

HOW THE FUNDS INVEST: NVIT MONEY MARKET FUND

Objective

The NVIT Money Market Fund seeks as high a level of current income as is consistent with preserving capital and maintaining liquidity. This objective can be changed without shareholder approval upon 60-days written notice to shareholders.

Principal Investment Strategies

The Fund seeks to maintain a stable net asset value of $1.00 per share by investing in high-quality money market obligations maturing in 397 days or less. These money market obligations primarily include:

•	commercial paper and other fixed-income securities issued by U.S. and foreign corporations;
•	repurchase agreements, which are agreements to buy a security and then sell the security back after a short period of time at a higher price;

•	asset-backed securities comprising commercial paper;

•	U.S. government securities; and
•	obligations of U.S. banks, foreign banks and U.S. branches of foreign banks.

These securities may pay interest on either a fixed-rate or variable-rate basis.

All of the money market obligations held by the Fund must be denominated in U.S. dollars.

The Fund will maintain a dollar-weighted average maturity or no more than 60 days, and a weighted average life of no more than 120 days.

Because the Fund invests in short-term securities, the Fund’s subadviser generally sells securities only to meet liquidity needs, to maintain target allocations or to take advantage of more favorable opportunities. The Fund’s money market securities also must be rated in one of the two highest short-term categories by any nationally recognized statistical rating organization or, if unrated, be of comparable quality.

Principal Risks

Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Fund seeks to preserve capital, there can be no guarantee that the Fund will meet its objective or be able to maintain a stable net asset value of $1.00 per share. In order to maintain a constant net asset value of $1.00 per share, the Fund may reduce the number of shares held by its shareholders; therefore, you could lose money.

There is no guarantee that the Fund will provide a certain level of income or that any such income will stay ahead of inflation. Further, the Fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. A low interest rate environment may prevent the Fund from providing a positive yield, or paying Fund expenses out of current income could impair the Fund’s ability to maintain a stable net asset value.

The Fund’s portfolio managers may select securities that underperform the money markets, the Fund’s benchmark or other money market mutual funds. In addition, the Fund is subject to INTEREST RATE RISK, CREDIT RISK, LIQUIDITY RISK, ASSET-BACKED SECURITIES RISK, REPURCHASE AGREEMENTS RISK and FOREIGN SECURITIES RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 38.

The Fund cannot guarantee that it will achieve its investment objective. If the value of the Fund’s investments goes down, you may lose money.

Key Terms:

Commercial paper – short-term debt instruments, usually unsecured, that are issued by banks and corporations in order to finance their short-term credit needs, such as accounts receivable or inventory, and that are acquired at either a discount or are interest bearing.

Asset-backed securities – fixed-income securities issued by a trust or other legal entity established for the purpose of issuing securities and holding certain assets, such as credit card receivables or auto leases, that pay down over time and generate sufficient cash to pay holders of the securities.

U.S. government securities – are debt securities issued and/or guaranteed as to principal and interest by either the U.S. government, or by U.S. government agencies, U.S. government-sponsored enterprises and U.S. government instrumentalities. Securities issued or guaranteed directly by the U.S. government are supported by the full faith and credit of the United States. Securities issued or guaranteed by agencies or instrumentalities of the U.S. government, and enterprises sponsored by the U.S. government, are not direct obligations of the United States. Therefore, such securities may not be supported by the full faith and credit of the United States.

Maturity – the date on which the principal amount of a bond is required to be paid to investors.

35

HOW THE FUNDS INVEST: NVIT MULTI SECTOR BOND FUND

Objective

The NVIT Multi Sector Bond Fund seeks to provide above average total return over a market cycle of three to five years. This objective can be changed without shareholder approval upon 60-days written notice to shareholders.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets in a diversified portfolio of U.S. and foreign fixed-income securities, such as corporate bonds, U.S. government securities, securities of foreign governments, repurchase agreements and mortgage-backed securities. These may pay interest on either a fixed-rate or a variable-rate basis. The Fund may also invest in high-yield bonds. Certain foreign securities may include those from emerging market countries, which generally are developing and low- or middle-income countries found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa. The subadviser may use futures and other derivatives in managing the Fund, either as a substitute for taking a position in an underlying asset, to increase returns or as part of a hedging strategy.

The subadviser employs a “bottom-up” (i.e., bond-by-bond) approach in selecting securities and constructing an overall portfolio that may include bonds offering various maturity and duration features, as well as country and sector allocations. Employing a flexible strategy, the subadviser may increase or decrease exposure to any particular sectors or durations in light of changing outlooks for the economy, interest rates and inflation. Similarly, it may invest varying amounts between U.S. or foreign securities, and between investment grade securities or high-yield bonds, based on its perception of relative value. The Fund may engage in active and frequent trading of portfolio securities.

Principal Risks

The Fund is subject to the same risks that apply to all mutual funds that invest in fixed-income securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. Further, the Fund’s portfolio managers may select securities that underperform the bond markets, the Fund’s benchmark or other mutual funds with similar investment objectives and strategies.

In addition, the Fund is subject to INTEREST RATE RISK, CREDIT RISK, HIGH-YIELD BONDS RISK, LIQUIDITY RISK, FOREIGN SECURITIES RISK, EMERGING MARKETS RISK, PREPAYMENT AND CALL RISK, EXTENSION RISK, MORTGAGE-BACKED SECURITIES RISK, DERIVATIVES RISK and PORTFOLIO TURNOVER RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 38.

The Fund cannot guarantee that it will achieve its investment objective. If the value of the Fund’s investments goes down, you may lose money.

Temporary investments – the Fund generally will be fully invested in accordance with its objective and strategies. However, pending investment of cash balances, or if the Fund’s management believes that business, economic, political or financial conditions warrant, the Fund may invest without limit in cash or money market cash equivalents. The use of temporary investments therefore is not a principal investment strategy, as it prevents the Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.

Key Terms:

Fixed-income securities – securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times.

U.S. government securities – are debt securities issued and/or guaranteed as to principal and interest by either the U.S. government, or by U.S. government agencies, U.S. government-sponsored enterprises and U.S. government instrumentalities. Securities issued or guaranteed directly by the U.S. government are supported by the full faith and credit of the United States. Securities issued or guaranteed by agencies or instrumentalities of the U.S. government, and enterprises sponsored by the U.S. government, are not direct obligations of the United States. Therefore, such securities may not be supported by the full faith and credit of the United States.

Repurchase agreements – are agreements to buy a security and then sell the security back after a short period of time at a higher price.

Mortgage-backed securities – fixed-income securities that give the holder the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans, which in some cases are guaranteed by government agencies.

High-yield bonds – commonly referred to as “junk bonds,” these fixed-income securities are rated below investment grade by nationally recognized statistical rating organizations, such as Moody’s and Standard & Poor’s, or are unrated securities that the Fund’s subadviser believes to be of comparable quality. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Derivative – a contract or investment the value of which is based on the performance of an underlying financial asset, index or economic measure.

Maturity – the date on which the principal amount of a bond is required to be paid to investors.

Duration – is a measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Investment grade – the four highest rating categories of nationally recognized statistical rating organizations, including Moody’s, Standard & Poor’s and Fitch.

36

HOW THE FUNDS INVEST: NVIT SHORT TERM BOND FUND

Objective

The NVIT Short Term Bond Fund seeks to provide a high level of current income while preserving capital and minimizing fluctuations in share value. This objective can be changed without shareholder approval upon 60-days written notice to shareholders.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets in a wide variety of investment grade fixed-income securities, such as corporate bonds, U.S. government securities, mortgage-backed securities, asset-backed securities and commercial paper. These securities may pay interest on either a fixed-rate or a variable-rate basis. The Fund may also invest up to 10% of its net assets in high-yield bonds.

In choosing securities for the Fund, the subadviser attempts to identify securities that, in its opinion, offer the best combination of yield, maturity and relative price performance, based on anticipated changes in interest rates and in the price relationships among various types of fixed-income securities. The subadviser may sell securities in order to buy others that it believes will better serve the objectives of the Fund. The Fund is managed so that its average portfolio duration generally will not exceed three years. The Fund may engage in active and frequent trading of portfolio securities.

Principal Risks

The Fund is subject to the same risks that apply to all mutual funds that invest in fixed-income securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. Further, the Fund’s portfolio managers may select securities that underperform the bond markets, the Fund’s benchmark or other mutual funds with similar investment objectives and strategies.

In addition, the Fund is subject to INTEREST RATE RISK, CREDIT RISK, LIQUIDITY RISK, PREPAYMENT AND CALL RISK, EXTENSION RISK, MORTGAGE-BACKED SECURITIES RISK, ASSET-BACKED SECURITIES RISK, and HIGH-YIELD BONDS RISK, and PORTFOLIO TURNOVER RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 38.

The Fund cannot guarantee that it will achieve its investment objective. If the value of the Fund’s investments goes down, you may lose money.

Temporary investments – the Fund generally will be fully invested in accordance with its objective and strategies. However, pending investment of cash balances, or if the Fund’s management believes that business, economic, political or financial conditions warrant, the Fund may invest without limit in cash or money market cash equivalents. The use of temporary investments therefore is not a principal investment strategy, as it prevents the Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.

Key Terms:

Investment grade – the four highest rating categories of nationally recognized statistical rating organizations, including Moody’s, Standard & Poor’s and Fitch.

Fixed-income securities – securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times.

U.S. government securities – are debt securities issued and/or guaranteed as to principal and interest by either the U.S. government, or by U.S. government agencies, U.S. government-sponsored enterprises and U.S. government instrumentalities. Securities issued or guaranteed directly by the U.S. government are supported by the full faith and credit of the United States. Securities issued or guaranteed by agencies or instrumentalities of the U.S. government, and enterprises sponsored by the U.S. government, are not direct obligations of the United States. Therefore, such securities may not be supported by the full faith and credit of the United States.

Mortgage-backed securities – fixed-income securities that give the holder the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans, which in some cases are guaranteed by government agencies.

Asset-backed securities – fixed-income securities issued by a trust or other legal entity established for the purpose of issuing securities and holding certain assets, such as credit card receivables or auto leases, that pay down over time and generate sufficient cash to pay holders of the securities.

Commercial paper – short-term debt instruments, usually unsecured, that are issued by banks and corporations in order to finance their short-term credit needs, such as accounts receivable or inventory, and that are acquired at either a discount or are interest bearing.

High-yield bonds – commonly referred to as “junk bonds,” these fixed-income securities are rated below investment grade by nationally recognized statistical rating organizations, such as Moody’s and Standard & Poor’s, or are unrated securities that the Fund’s subadviser believes to be of comparable quality. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Maturity – the date on which the principal amount of a bond is required to be paid to investors.

Duration – is a measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

37

RISKS OF INVESTING IN THE FUNDS

As with all mutual funds, investing in Nationwide Funds involves certain risks. There is no guarantee that a Fund will meet its investment objective or that a Fund will perform as it has in the past. You may lose money if you invest in one or more Nationwide Funds.

The following information relates to the principal risks of investing in the Funds, as identified in the “How the Funds Invest” section for each Fund. A Fund may invest in or use other types of investments or strategies not shown below that do not represent principal strategies or raise principal risks. More information about these non-principal investments, strategies and risks is available in the Funds’ Statement of Additional Information (“SAI”).

Asset-backed securities risk – like traditional fixed-income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated. Prepayment reduces the yield to maturity and the average life of the asset-backed securities. In addition, when a Fund reinvests the proceeds of a prepayment, it may receive a lower interest rate. In a period of rising interest rates, prepayments may occur at a slower rate than expected. As a result, the average maturity of a Fund’s portfolio may increase. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities.

The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Unlike mortgage-backed securities, asset-backed securities may not have the benefit of any security interest in the related asset.

Credit risk – a Fund has the risk that the issuer of a debt security will be unable to pay the interest or principal when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Changes in an issuer’s credit rating can adversely affect the value of a Fund’s investments. Obligations rated in the fourth-highest rating category by any rating agency are considered medium-grade securities. Medium-grade securities, although considered investment grade, have speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-grade securities may be more vulnerable to adverse economic conditions or changing circumstances than issuers of higher-rated securities. High-yield bonds, which are rated below investment grade, are generally more exposed to credit risk than investment-grade securities. Credit ratings do not provide assurance against default or other loss of money. If a security has not received a rating, the Fund must rely entirely on the credit assessment of the subadviser.

A corporate event such as a restructuring, merger, leveraged buyout, takeover, or similar action may cause a decline in market value of an issuer’s securities or credit quality of its bonds due to factors including an unfavorable market response or a resulting increase in the company’s debt. Added debt may significantly reduce the credit quality and market value of a company’s bonds, and may thereby affect the value of its equity securities as well.

U.S. government and U.S. government agency securities – neither the U.S. government nor its agencies guarantee the market value of their securities, and interest rate changes, prepayments and other factors may affect the value of government securities. Some of the securities purchased by a Fund are issued by the U.S. government, such as Treasury notes, bills and bonds, and Government National Mortgage Association (“GNMA”) pass-through certificates, and are backed by the “full faith and credit” of the U.S. government (the U.S. government has the power to tax its citizens to pay these debts) and are subject to little credit risk. Securities issued by U.S. government agencies, authorities or instrumentalities, such as the Federal Home Loan Banks, Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corporation (“FHLMC”), are neither issued nor guaranteed by the U.S. government. Although FNMA, FHLMC and the Federal Home Loan Banks are chartered by Acts of Congress, their securities are backed only by the credit of the respective instrumentality. Investors should remember that although certain government securities are guaranteed, market price and yield of the securities or net asset value and performance of the Funds are not guaranteed.

Credit enhancement risk – securities in which the NVIT Money Market Fund invests may be subject to credit enhancement (for example, guarantees or letters of credit). Credit enhancement is designed to help assure timely payment of the security; it does not protect the Fund against losses caused by declines in a security’s value due to changes in market conditions. Securities subject to credit enhancement generally would be assigned a lower credit rating if the rating were based primarily on the credit quality of the issuer without regard to credit enhancement. If the credit quality of the credit enhancement provider is downgraded, the rating on a security credit-enhanced by such credit enhancement provider also may be downgraded.

Delayed-delivery risk – the risk that the security a Fund buys will lose value prior to its delivery or that the seller will not meet its obligation. If this happens, the Fund loses the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Derivatives risk – a derivative is a contract or investment the value of which is based on the performance of an underlying financial asset, index or other measure. For

38

RISKS OF INVESTING IN THE FUNDS (cont.)

example, an option is a derivative because its value changes in relation to the performance of an underlying stock. The value of an option on a futures contract varies with the value of the underlying futures contract, which in turn varies with the value of the underlying commodity or security. Derivatives present the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset or measure to which the derivative is linked changes in unexpected ways. Some risks of investing in derivatives include:

•	the other party to the derivatives contract may fail to fulfill its obligations;
•	their use may reduce liquidity and make a Fund harder to value, especially in declining markets;

•	a Fund may suffer disproportionately heavy losses relative to the amount invested;

•	when used for hedging purposes, changes in the value of derivatives may not match or fully offset changes in the value of the hedged portfolio securities, thereby failing to achieve the original purpose for using the derivatives; and

•	certain derivative instruments may require a Fund to maintain assets as “cover,” maintain segregated accounts, or make margin payments, which might impair the Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

Each Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (CEA) and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Emerging markets risk – the risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets are riskier because they develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, the securities markets in many of these countries have far lower trading volumes and less liquidity than developed markets. Since these markets are so small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. Many emerging markets also have histories of political instability and abrupt changes in policies. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts.

Extension risk – when interest rates rise, certain bond obligations will be paid off by the issuer more slowly than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as too low for a longer-term investment.

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. Foreign investments involve some of the following risks as well:

•	political and economic instability;
•	the impact of currency exchange rate fluctuations;
•	reduced information about issuers;
•	higher transaction costs;
•	less stringent regulatory and accounting standards and
•	delayed settlement.

Additional risks include the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities; the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investment in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls.

Foreign currencies – foreign securities may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates affect the value of a Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.

Foreign custody – a Fund that invests in foreign securities may hold such securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on a Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for a Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount a Fund can earn on its investments and typically results in a higher operating expense ratio for a Fund holding assets outside the United States.

Foreign government debt securities – a government entity may delay or refuse to pay interest or repay principal on its debt for reasons including cash flow problems, insufficient foreign currency reserves, political considerations, relative size of its debt position to its economy or failure to put into place economic reforms required by the International Monetary Fund. If a government entity defaults, it generally will ask for more time to pay or request further loans. There is no bankruptcy proceeding by which all or part of the debt securities that a government entity has not repaid may be collected.

High-yield bonds risk – investment in high-yield bonds (often referred to as “junk bonds”) and other lower-rated

39

RISKS OF INVESTING IN THE FUNDS (cont.)

securities involves substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due and are susceptible to default or decline in market value due to adverse economic and business developments. The market values of high-yield securities tend to be very volatile, and these securities are less liquid than investment-grade debt securities. Therefore, Funds that invest in high-yield bonds are subject to the following risks:

•	increased price sensitivity to changing interest rates and to adverse economic and business developments;
•	greater risk of loss due to default or declining credit quality;

•	greater likelihood that adverse economic or company-specific events will make the issuer unable to make interest and/or principal payments when due and

•	negative market sentiments toward high-yield securities may depress their price and liquidity. If this occurs, it may become difficult to price or dispose of a particular security held by a Fund.

Interest rate risk – prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter term securities. To the extent a Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates may cause the value of the Fund’s investments to decline significantly.

Inflation – prices of existing fixed-rate debt securities could decline due to inflation or the threat of inflation. Inflationary expectations are generally associated with higher prevailing interest rates, which normally lower the prices of existing fixed-rate debt securities. Because inflation reduces the purchasing power of income produced by existing fixed-rate securities, the prices at which these securities trade also will be reduced to compensate for the fact that the income they produce is worth less.

Floating- and variable-rate securities – Floating-rate securities have interest rates that vary with changes to a specific measure, such as the Treasury bill rate. Variable-rate securities have interest rates that change at preset times based on the specific measure. Some floating- and variable-rate securities may be callable by the issuer, meaning that they can be paid off before their maturity date and the proceeds may be required to be invested in lower-yielding securities that reduce a Fund’s income. Like other fixed-income securities, floating- and variable-rate securities are subject to interest rate risk. A Fund will only purchase a floating- or variable-rate security of the same quality as the debt securities it would otherwise purchase.

Liquidity risk – the risk that a Fund may invest to a greater degree in instruments that trade in lower volumes and may make investments that may be less liquid than other investments. Liquidity risk also includes the risk that a Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instruments at all. An inability to sell a portfolio position can adversely affect a Fund’s value or prevent a Fund from being able to take advantage of other investment opportunities. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell liquid securities at unfavorable times and conditions. Funds that invest in non-investment-grade fixed-income securities and emerging country issuers will be especially subject to the risk that during certain periods, the liquidity of particular issuers or industries, or all securities within particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.

Mortgage-backed securities risk – these fixed-income securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. When interest rates fall, borrowers may refinance or otherwise repay principal on their loans earlier than scheduled. When this happens, certain types of mortgage-backed securities will be paid off more quickly than originally anticipated and a Fund will have to invest the proceeds in securities with lower yields. This risk is known as “prepayment risk.” When interest rates rise, certain types of mortgage-backed securities will be paid off more slowly than originally anticipated and the value of these securities will fall if the market perceives the securities’ interest rates to be too low for a longer-term investment. This risk is known as “extension risk.” Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other fixed-income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. Through its investments in mortgage-backed securities, including those issued by private lenders, a Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments to their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements. The risk of non-payment is greater for mortgage-backed securities issued by private lenders that contain subprime loans, but a level of risk exists for all loans.

40

RISKS OF INVESTING IN THE FUNDS (cont.)

Portfolio turnover risk – a higher portfolio turnover rate increases transaction costs and as a result may adversely impact a Fund’s performance and may increase share price volatility.

Prepayment and call risk – certain bonds will be paid off by the issuer more quickly than anticipated. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.

Repurchase agreements risk – a Fund may make a short-term loan to a qualified bank or broker-dealer. The Fund buys securities that the seller has agreed to buy back at a specified time and at a set price that includes interest. There is a risk that the seller will be unable to buy back the securities at the time required and the Fund could experience delays in recovering amounts owed to it.

Zero coupon bonds risk – these securities pay no interest during the life of the security, and are issued by a wide variety of governmental and corporate issuers. They often are sold at a deep discount. Zero coupon bonds may be subject to greater price changes as a result of changing interest rates than bonds that make regular interest payments; their value tends to grow more during periods of falling interest rates and, conversely, tends to fall more during periods of rising interest rates. Although not traded on a national securities exchange, zero coupon bonds are widely traded by brokers and dealers, and generally are considered liquid. Holders of zero coupon bonds are required by federal income tax laws to pay taxes on the interest, even though such payments are not actually being made. To avoid federal income tax liability, the Fund may have to make distributions to shareholders and may have to sell some assets at inappropriate times in order to generate cash for the distributions.

* * * * * *

Selective Disclosure of Portfolio Holdings

Each Fund posts onto the Internet site for the Trust (www.nationwide.com/mutualfunds) substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month, and remain available on the Internet site until the Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the Securities and Exchange Commission. A description of the Funds’ policies and procedures regarding the release of portfolio holdings information is available in the Funds’ SAI.

41

FUND MANAGEMENT

Investment Adviser

Nationwide Fund Advisors (“NFA” or the “Adviser”), 1000 Continental Drive, Suite 400, King of Prussia, Pennsylvania 19406, manages the investment of the Funds’ assets and supervises the daily business affairs of each Fund. Subject to the supervision of the Trust’s Board of Trustees (“Board of Trustees”), NFA also determines the allocation of Fund assets among one or more subadvisers and evaluates and monitors the performance of the subadvisers. NFA was organized in 1999 as an investment adviser for mutual funds. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory and subadvisory agreements for the Funds will be available in the Funds’ semiannual report to shareholders, which will cover the period January 1, 2010 to June 30, 2010.

Subadviser

Subject to the supervision of NFA and the Board of Trustees, a subadviser will manage all or a portion of a Fund’s assets in accordance with the Fund’s investment objective and strategies. With regard to the portion of the Fund assets allocated to it, each subadviser makes investment decisions for the Fund and, in connection with such investment decisions, places purchases and sell orders for securities. NFA pays each subadviser from the management fee it receives.

ALLIANCEBERNSTEIN L.P. (“ALLIANCEBERNSTEIN”) is the subadviser for the AllianceBernstein NVIT Global Fixed Income Fund. AllianceBernstein is located at 1345 Avenue of the Americas, New York, New York 10105. AllianceBernstein is a global investment management firm that offers research and diversified investment services to institutional clients, individuals and private clients in major markets around the world.

FEDERATED INVESTMENT MANAGEMENT COMPANY (“FEDERATED”), a subsidiary of Federated Investors, Inc., is the subadviser for the Federated NVIT High Income Bond Fund and the NVIT Money Market Fund. It has offices located at Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779.

NATIONWIDE ASSET MANAGEMENT, LLC (“NWAM”) is the subadviser for the NVIT Government Bond Fund, NVIT Core Bond Fund and NVIT Short Term Bond Fund. NWAM is located at One Nationwide Plaza, Columbus, Ohio 43215. NWAM is a wholly owned subsidiary of Nationwide Mutual Insurance Company (“Nationwide Mutual”) and is an affiliate of the Adviser.

NEUBERGER BERMAN FIXED INCOME LLC (“NBFI”) is the subadviser for the NVIT Core Plus Bond Fund. NBFI’s principal offices are located at 190 South LaSalle Street, Suite 2400, Chicago, Illinois 60603. NBFI is an indirect wholly owned subsidiary of Neuberger Berman Group LLC.

MORLEY CAPITAL MANAGEMENT, INC. (“MORLEY”) is the subadviser to the NVIT Enhanced Income Fund and is located at 1300 S.W. 5th Avenue, Suite 3300, Portland, Oregon 97201. Morley is a wholly owned subsidiary of Morley Financial Services, Inc., a firm specializing in stable value and fixed-income fund management which was founded in 1982 and began managing its first discretionary account in February 1984.

LOGAN CIRCLE PARTNERS, L.P. (“Logan Circle”) is the subadviser for the NVIT Multi Sector Bond Fund and is located at 1717 Arch Street, Suite 1500, Philadelphia, Pennsylvania 19103. Logan Circle was formed in January 2007. Logan Circle is a privately held partnership that is majority-owned by its employees and minority-owned by Guggenheim Capital LLC.

Management Fees

Each Fund pays NFA a management fee based on the Fund’s average daily net assets. The total management fee paid by each Fund for the fiscal year ended December 31, 2009, expressed as a percentage of the Fund’s average daily net assets and taking into account any applicable waivers or reimbursements, was as follows:

Fund	Actual Management Fee Paid
AllianceBernstein NVIT Global Fixed Income Fund	0.00%

Federated NVIT High Income Bond Fund	0.68%

NVIT Core Bond Fund	0.40%

NVIT Core Plus Bond Fund	0.44%

NVIT Enhanced Income Fund	0.35%

NVIT Government Bond Fund	0.48%

NVIT Money Market Fund	0.34%

NVIT Multi Sector Bond Fund	0.65%

NVIT Short Term Bond Fund	0.35%

Portfolio Management

AllianceBernstein NVIT Global Fixed Income Fund

The Fund is managed by AllianceBernstein’s Global Fixed Income Team, led by Douglas J. Peebles and Arif Husain. Members of the team include Paul J. DeNoon, Scott DiMaggio and Matthew Sheridan. Scott DiMaggio and Matthew Sheridan are jointly responsible for the day-to-day management of the Fund, including selection of the Fund’s investments.

Mr. Peebles joined AllianceBernstein in 1987 and is currently Executive Vice President and Chief Investment Officer of Fixed Income. He supervises all of the fixed-income portfolio management and research teams globally, Mr. Husain joined AllianceBernstein in 1999 and is Senior Vice President and

42

FUND MANAGEMENT (cont.)

Director of European Fixed Income. He also serves as Director of the UK and Euro portfolio management team and as a member of the Absolute-Return Fixed Income portfolio management team. Mr. DeNoon joined AllianceBernstein in 1992 and is Senior Vice President and Director-Emerging Markets Debt. He directs all of AllianceBernstein’s investment activities regarding emerging-market debt securities. Mr. DiMaggio joined AllianceBernstein in 1999 and is Senior Vice President and Director-Canada Fixed Income. Prior to joining the Canada Fixed Income team, he performed quantitative investment analysis at the firm, including asset-liability, asset allocation, return attribution and risk analysis. Mr. Mon joined AllianceBernstein in 1999 and is Vice President and Director – Asia Ex-Japan Fixed Income. He is also a member of the Emerging-Market Debt portfolio management team. Mr. Sheridan joined AllianceBernstein in 1998 and is Vice President and Portfolio Manager. He primarily focuses on quantitative reporting, duration maintenance, and short-term cash management. Each of the members of AllianceBernstein’s Global Fixed Income Team has held his position for at least five years.

Federated NVIT High Income Bond Fund

Mark E. Durbiano is the portfolio manager of the Fund and is responsible for the day-to-day management of the Fund, including selection of the Fund’s investments. Mr. Durbiano joined Federated Investors, Inc. in 1982, has been a Senior Vice President of a subsidiary of the subadviser since 1996 and has managed the Fund since its inception.

NVIT Core Bond Fund and NVIT Short Term Bond Fund

Joel S. Buck, Gary S. Davis, CFA, and Gary R. Hunt, CFA are co-portfolio managers of the Funds and are jointly responsible for the day-to-day management of the Funds, including the selection of the Funds’ investments.

Mr. Buck joined Nationwide Mutual, the parent company of NWAM, in 1998 as a director. He is currently a Senior Investment Professional and manages and co-manages multi-asset class portfolios for Nationwide Mutual and affiliates. Mr. Davis joined Nationwide Mutual, the parent company of NWAM, in 1998 as a senior portfolio manager and is currently a Senior Investment Professional. He manages and co-manages corporate bonds portfolios and securities for Nationwide Mutual and affiliates. Mr. Hunt joined Nationwide Insurance, an affiliate of the Adviser, in 1992 as a securities analyst. He is currently a Senior Investment Professional and manages and co-manages U.S. Treasury, Agency, and Agency Mortgage-Backed portfolios and securities for Nationwide Mutual and its affiliates.

NVIT Core Plus Bond Fund

Andrew A. Johnson and Thanos Bardas comprise the team that manages the Fund on behalf of NBFI.

Andrew A. Johnson is a Board Member and Managing Director of NBFI and joined the predecessor firm to NBFI in 1989. Mr. Johnson is the head of investment-grade fixed income and lead portfolio manager for multiple core bond portfolios. He is the Chief Investment Officer for investment-grade strategies with responsibility for the overall direction of the investment process and research. Mr. Johnson is a member of the investment team setting overall portfolio strategy and serves on numerous investment-grade sector teams. Mr. Johnson earned his BS and MS degrees in electrical engineering at the Illinois Institute of Technology and his MBA from the University of Chicago. Thanos Bardas is a Managing Director of NBFI and joined the predecessor firm to NBFI in 1998. Mr. Bardas serves as a co-portfolio manager on multiple portfolios for the Firm. He is a member of the fixed-income investment team setting overall portfolio strategy and serves on specialty investment-grade teams. Mr. Bardas graduated with honors from Aristotle University, Greece, earned his MS from the University of Crete, Greece, and holds a PhD in theoretical physics from State University of New York at Stony Brook.

NVIT Enhanced Income Fund

Perpetua M. Phillips, vice president and senior investment officer, and Paul Rocheleau, portfolio manager, are jointly responsible for the day-to-day management of the Fund, including the selection of the Fund’s investments.

Ms. Phillips joined Morley in 1999 and has over 20 years of experience in fixed-income portfolio management and analysis. She earned a bachelor’s degree in economics from Columbia University and an MBA in finance from New York University’s Leonard N. Stern School of Business. Mr. Rocheleau joined Morley in 2006. Prior to that, he was a portfolio manager at Crabbe Huson Group and its successor, Columbia Asset Management, from 1992 to 2003. Mr. Rocheleau earned a bachelor’s degree in economics from the University of Vermont.

NVIT Government Bond Fund

Gary R. Hunt, CFA, and Joel S. Buck are co-portfolio managers with joint responsibility for the day-to-day management of the Fund, including the selection of the Fund’s investments.

Mr. Hunt joined Nationwide Insurance, an affiliate of the Adviser, in 1992 as a securities analyst. He is currently a Senior Investment Professional and manages and co-manages U.S. Treasury, Agency, and Agency Mortgage-Backed portfolios and securities for Nationwide Mutual and its affiliates. Mr. Buck joined Nationwide Mutual, the parent company of NWAM, in 1998 as a director. He is currently a Senior Investment Professional and manages or co-manages multi-asset class portfolios for Nationwide Mutual and its affiliates.

43

NVIT Multi Sector Bond Fund

The Fund is managed by Andrew J. Kronschnabel, CFA, Scott J. Moses, CFA and Timothy L. Rabe, CFA. They are jointly responsible for the day-to-day management of the portfolio including selection of the Fund’s investments.

Andrew J. Kronschnabel is a senior portfolio manager for Logan Circle. Prior to joining Logan Circle in November 2007, he worked at Delaware Investments as a senior high-grade trader from September 2000 to November 2007. Mr. Kronschnabel holds a bachelor’s degree in international economics and politics from Colorado College. Scott J. Moses is a senior portfolio manager at Logan Circle. Prior to joining Logan Circle in November 2007, Mr. Moses was employed by Delaware Investments as a research analyst from August 2000 to March 2006 and as the head of the emerging markets fixed-income team from March 2006 to November 2007. Mr. Moses received a bachelor’s degree in business administration from Washington and Lee University. Timothy L. Rabe is senior portfolio manager at Logan Circle. Prior to joining Logan Circle in November 2007, he was head of the high-yield team at Delaware Investments from June 2002 to November 2007, responsible for all high-yield fixed-income funds and strategies of the firm. Mr. Rabe received a bachelor’s degree in finance from University of Illinois.

Additional Information About the Portfolio Managers

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund, if any.

Multi-Manager Structure

NFA and the Trust have received an exemptive order from the SEC for a multi-manager structure that allows NFA to hire, replace or terminate a subadviser (excluding hiring a subadviser which is an affiliate of NFA) without the approval of shareholders. The order also allows NFA to revise a subadvisory agreement with an unaffiliated subadviser with the approval of the Board of Trustees but without shareholder approval. If a new unaffiliated subadviser is hired for a Fund, shareholders will receive information about the new subadviser within 90 days of the change. The exemptive order allows the Funds greater flexibility enabling them to operate more efficiently.

NFA performs the following oversight and evaluation services to a subadvised Fund:

•	initial due diligence on prospective Fund subadvisers;

•	monitoring subadviser performance, including ongoing analysis and periodic consultations;

•	communicating performance expectations and evaluations to the subadvisers and

•	making recommendations to the Board of Trustees regarding renewal, modification or termination of a subadviser’s contract.

NFA does not expect to frequently recommend subadviser changes. Where NFA does recommend subadviser changes, NFA periodically provides written reports to the Board of Trustees regarding its evaluation and monitoring of the subadviser. Although NFA monitors the subadviser’s performance, there is no certainty that any subadviser or Fund will obtain favorable results at any given time.

44

INVESTING WITH NATIONWIDE FUNDS

CHOOSING A SHARE CLASS

Shares of series of the Trust (the “Funds”) are currently sold to separate accounts of insurance companies, including Nationwide Life Insurance Company and its affiliated life insurance companies (collectively, “Nationwide”) to fund benefits payable under variable insurance contracts. The Trust currently issues Class I, Class II, Class III, Class IV, Class V, Class VI, Class VIII and Class Y shares. Each Fund offers only certain share classes; therefore, many share classes are not available for certain Funds.

Insurance companies, including Nationwide, that provide additional services entitling them to receive 12b-1 fees may sell Class II, Class VI and Class VIII shares. Class III, Class VI and Class VIII shares may be subject to a redemption fee as described below. Class Y shares are sold primarily to other mutual funds, such as “funds-of-funds” that invest in the Funds, including the NVIT Investor Destinations Funds and the NVIT Cardinal Funds. Class IV shares are sold only to separate accounts of Nationwide previously offering shares of the Market Street Fund portfolios (prior to April 28, 2003). Class V shares are currently sold to certain separate accounts of Nationwide to fund benefits payable under corporate owned life insurance (“COLI”) contracts.

Shares of the Funds are not sold to individual investors.

The separate accounts purchase shares of a Fund in accordance with variable account allocation instructions received from owners of the variable insurance contracts. A Fund then uses the proceeds to buy securities for its portfolio.

Because variable insurance contracts may have different provisions with respect to the timing and method of purchases and exchanges, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.

Please check with Nationwide to determine if a Fund is available under your variable insurance contract. This prospectus should be read in conjunction with the prospectus of the separate account of your specific variable insurance contract.

The Funds currently do not foresee any disadvantages to the owners of variable insurance contracts arising out of the fact that the Funds may offer their shares to the separate accounts of various other insurance companies to fund benefits of their variable insurance contracts. Nevertheless, the Board of Trustees will monitor events in order to identify any material irreconcilable conflicts which may arise (such as those arising from tax or other differences), and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in one or more of the Funds and shares of another fund may be substituted. This might force a Fund to sell its securities at disadvantageous prices.

The distributor for the Funds is Nationwide Fund Distributors LLC (“NFD” or the “Distributor”).

PURCHASE PRICE

The purchase price of each share of a Fund is its net asset value (“NAV”) next determined after the order is received in good order by the Fund or its agent. No sales charge is imposed on the purchase of a Fund’s shares; however, your variable insurance contract may impose a sales charge. Generally, net assets are based on the market value of the securities and other assets owned by a Fund, less its liabilities. The NAV for a class is determined by dividing the total market value of the securities and other assets of a Fund allocable to such class, less the liabilities allocable to that class, by the total number of that class’ outstanding shares.

In calculating the NAV for the NVIT Money Market Fund, the Fund’s securities are valued at amortized cost, which approximates market value, in an effort to maintain a stable NAV of $1 per share in accordance with Rule 2a-7 of the Investment Company Act of 1940, as amended (the “1940 Act”).

NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) (“Exchange”) on each day the Exchange is open for trading. Each Fund may reject any order to buy shares and may suspend the sale of shares at any time.

The Funds do not calculate NAV on the following days:

•	New Year’s Day
•	Martin Luther King Jr. Day
•	Presidents’ Day
•	Good Friday
•	Memorial Day
•	Independence Day
•	Labor Day
•	Thanksgiving Day
•	Christmas Day
•	Other days when the Exchange is closed.

To the extent that a Fund’s investments are traded in markets that are open when the Exchange is closed, the value of the Fund’s investments may change on days when shares cannot be purchased or redeemed.

FAIR VALUATION

The Board of Trustees has adopted Valuation Procedures governing the method by which individual portfolio securities held by the Funds are valued in order to determine each Fund’s NAV. The Valuation Procedures provide that a Fund’s assets are valued primarily on the basis of market quotations or the last quoted bid price. Where such market quotations are unavailable, or such market

45

INVESTING WITH NATIONWIDE FUNDS (cont.)

quotations and bid prices are deemed by the Adviser to be unreliable, a Fair Valuation Committee, consisting of employees of the Adviser, meets to determine a manual “fair valuation” in accordance with the Valuation Procedures. In addition, the Fair Valuation Committee will “fair value” securities whose value is affected by a “significant event.” Pursuant to the Valuation Procedures, any “fair valuation” decisions are subject to the review of the Board of Trustees.

A “significant event” is defined by the Valuation Procedures as an event that materially affects the value of a domestic or foreign security that occurs after the close of the principal market on which such security trades but before the calculation of the Fund’s NAV. Significant events that could affect individual portfolio securities may include corporate actions such as reorganizations, mergers and buy-outs, corporate announcements on earnings, significant litigation, regulatory news such as government approvals and news relating to natural disasters affecting an issuer’s operations. Significant events that could affect a large number of securities in a particular market may include significant market fluctuations, market disruptions or market closings, governmental actions or other developments or natural disasters or armed conflicts that affect a country or region.

Due to the time differences between the closings of the relevant foreign securities exchanges and the time that a Fund’s NAV is calculated, a Fund may fair value its foreign investments more frequently than it does other securities. When fair value prices are utilized, these prices will attempt to reflect the impact of the financial markets’ perceptions and trading activities on a Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair value pricing of foreign securities may occur on a daily basis, for instance, using data furnished by an independent pricing service that draws upon, among other information, the market values of foreign investments. Therefore, the fair values assigned to a Fund’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

By fair valuing a security whose price may have been affected by significant events or by news after the last market pricing of the security, the Funds attempt to establish a price that they might reasonably expect to receive upon the current sale of that security. These procedures are intended to help ensure that the prices at which Fund shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders. In the event a Fund values its securities using the procedures described above, the Fund’s NAV may be higher or lower than would have been the case if the Fund had not used its Valuation Procedures.

IN-KIND PURCHASES

Each Fund may accept payment for shares in the form of securities that are permissible investments for such Fund.

SELLING SHARES

Shares may be sold (redeemed) at any time, subject to certain restrictions described below. The redemption price is the NAV per share next determined after the order is received in good order by the Fund or its agent. Of course, the value of the shares redeemed may be more or less than their original purchase price depending upon the market value of a Fund’s investments at the time of the redemption.

Because variable insurance contracts may have different provisions with respect to the timing and method of redemptions, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.

RESTRICTIONS ON SALES

Shares of a Fund may not be redeemed or a Fund may delay paying the proceeds from a redemption when the Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or an emergency exists (as determined by the Securities and Exchange Commission (“SEC”)). In addition, in accordance with applicable legal requirements, as of May 5, 2010, the NVIT Money Market Fund may suspend redemptions if:

•	the Board of Trustees, including a majority of its non-interested trustees, determine that the extent of deviation between amortized cost and market value may result in material dilution or other unfair results to the Fund’s shareholders;

•	the Board of Trustees, including a majority of its non-interested trustees, irrevocably approve the liquidation of the Fund; and

•	the Fund has notified the SEC of the decision to liquidate and suspend redemptions.

If the insurance company issuing the variable insurance contract is willing to provide notice to investors, a Fund may delay forwarding the proceeds of your redemption for up to 7 days after receipt of such redemption request. Such request may be delayed if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund.

46

INVESTING WITH NATIONWIDE FUNDS (cont.)

EXCESSIVE OR SHORT-TERM TRADING

Each Fund (except the NVIT Money Market Fund) seeks to discourage excessive or short-term trading (often described as “market timing”). Excessive trading (either frequent exchanges between Funds or redemptions and repurchases of Funds within a short time period) may:

•	disrupt portfolio management strategies;
•	increase brokerage and other transaction costs and
•	negatively impact Fund performance for all variable insurance contract owners indirectly investing in a Fund.

A Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number and frequency of trades in Fund shares and other factors. Funds that invest in foreign securities may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by the Funds based on events occurring after the close of a foreign market that may not be reflected in the Fund’s NAV (referred to as “arbitrage market timing”). Arbitrage market timing may also be attempted in funds that hold significant investments in small-cap securities, high-yield (junk) bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices. The Board of Trustees has adopted and implemented policies and procedures to detect, discourage and prevent excessive short-term trading in all classes of the Funds and, except with respect to the NVIT Money Market Fund, does not accommodate such excessive short-term trading. These procedures are described below. In addition, Class III, Class VI and Class VIII shares of the Funds, with their associated redemption fees, were established specifically for use with newer variable insurance contracts where state law may prohibit the application of new fees to already existing contracts.

MONITORING OF TRADING ACTIVITY

It is difficult for the Funds to monitor short-term trading because the insurance companies that issue variable insurance contracts that invest in the Funds typically aggregate the trades of all of their respective contract holders into a single purchase, redemption or exchange transaction. Additionally, most insurance companies combine all of their contract holders’ investments into a single omnibus account in each Fund. Therefore, the Funds typically cannot identify, and thus cannot successfully prevent, short-term trading by an individual contract holder within that aggregated trade or omnibus account but must rely instead on the insurance company to monitor its individual contract holder trades to identify individual short-term traders.

Subject to the above-described limitations, each Fund (except the NVIT Money Market Fund) does, however, monitor significant cash flows into and out of the Fund and, when unusual cash flows are identified, will request that the applicable insurance company investigate the activity, inform the Fund whether or not short-term trading by an individual contract holder is occurring and take steps to prevent future short-term trades by such contract holder.

With respect to the Nationwide variable insurance contracts which offer the Funds, Nationwide monitors redemption and repurchase activity, and as a general matter, Nationwide currently limits the number and frequency of trades as set forth in the Nationwide separate account prospectus. Other insurance companies may employ different policies or provide different levels of cooperation in monitoring trading activity and complying with Fund requests.

RESTRICTIONS ON TRANSACTIONS

As described above, each insurance company has its own policies and restrictions on short-term trading. Additionally, the terms and restrictions on short-term trading may vary from one variable insurance contract to another even among those contracts issued by the same insurance company. Therefore, contract holders should consult their own variable insurance contract for the specific short-term trading periods and restrictions.

Whenever a Fund is able to identify short-term trades and or traders, such Fund has broad authority to take discretionary action against market timers and against particular trades and uniformly will apply the short-term trading restrictions to all such trades which that Fund identifies. As described above, however, the Fund typically requires the assistance of the insurance company to identify such short-term trades and traders. In the event the Fund cannot identify and prevent such trades, these may result in increased costs to all Fund shareholders as described below. When identified, a Fund has sole discretion to:

•	restrict purchases or exchanges that it or its agents believe constitute excessive trading and

•	reject purchases or exchanges that violate a Fund’s excessive trading policies or its exchange limits.

REDEMPTION FEES

Because of the potential costs to a Fund from short-term trading, those Funds that offer Class III, Class VI and Class VIII shares have adopted redemption fees in an effort to minimize, as fully as possible, the impact short-term trading in those share classes may have on the costs that affect all classes of shares and shareholders in the Funds. Accordingly, the Funds will assess a redemption fee uniformly on certain transactions in Class III, Class VI and Class VIII shares that a

47

INVESTING WITH NATIONWIDE FUNDS (cont.)

separate account makes on behalf of a variable insurance contract owner unless an exception applies as enumerated below. A separate account that redeems Class III, Class VI or Class VIII shares on behalf of a variable insurance contract owner will be subject to a redemption fee equal to 1.00% of the redemption amount if the separate account held the Class III, Class VI or Class VIII shares for 60 days or less. For this purpose, if Class III, Class VI or Class VIII shares were purchased on separate days, the shares that were held for the longest time on behalf of the variable insurance contract owner will be treated as having been redeemed first and the Class III, Class VI or Class VIII shares that were held for the shortest time on behalf of the variable insurance contract owner as having been redeemed last.

The redemption fees are deducted from the proceeds of the redemption of the affected Fund shares. Redemption fees are paid directly to a Fund, and are intended to offset the cost to that Fund and its other contract owners of the excess brokerage commissions and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading in shares subject to the fees. There is no guarantee that these fees will completely offset the costs associated with short-term trading. In addition, to the extent that short-term trading in a Fund occurs in a variable insurance contract that offers one of the classes of shares without a redemption fee, all contract owners in the Fund may be negatively affected by such short-term trading and its related costs. This redemption fee will not apply to redemptions made by a separate account on behalf of a variable insurance contract owner that are not defined by a Fund as “short-term trading.” These exceptions include, but are not limited to, the redemptions made by the separate account for the following variable insurance contract owner transactions:

•	scheduled and systematic redemptions, including asset rebalancing and dollar-cost averaging;
•	variable insurance contract withdrawals or loans, including required minimum distributions and
•	redemptions due to the movement of funds at annuitization of a variable insurance contract or resulting from the death of a variable insurance contract owner.

DISTRIBUTION AND SERVICES PLANS

Because these fees are paid out of a Fund’s assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of charges.

Distribution Plan

In addition to expenses that may be imposed by variable insurance contracts, the Trust has adopted a Distribution Plan under Rule 12b-1 of the 1940 Act, which permits the Funds to compensate the Distributor for expenses associated with distributing and selling Class II, Class VI and Class VIII shares of a Fund and providing shareholder services. Under the Distribution Plan, a Fund pays the Distributor from its Class II, Class VI or Class VIII shares a fee that is accrued daily and paid monthly. The amount of this fee shall not exceed an annual amount of 0.25% of the average daily net assets of a Fund’s Class II or Class VI shares and 0.40% of the average daily net assets of a Fund’s Class VIII shares. The Distribution Plan may be terminated at any time as to any share class of a Fund, without payment of any penalty, by a vote of a majority of the outstanding voting securities of that share class.

Administrative Services Plan

In addition to 12b-1 fees, shares of the Funds are also subject to fees pursuant to an Administrative Services Plan adopted by the Board of Trustees. These fees are paid by a Fund to insurance companies or their affiliates who provide administrative support services to variable insurance contract holders on behalf of the Funds. Under the Administrative Services Plan, a Fund may pay an insurance company or its affiliate a maximum annual fee of 0.25% with respect to Class I, Class II, Class III, Class VI and Class VIII shares, 0.20% with respect to Class IV shares, and 0.10% with respect to Class V shares; however, many insurance companies do not charge the maximum permitted fee or even a portion thereof. Class Y shares do not pay an administrative services fee.

For the year ended December 31, 2009, administrative services fees for the Funds were as follows:

AllianceBernstein NVIT Global Fixed Income Fund Class I, Class II, Class III and Class VI shares were 0.25%, 0.25%, 0.25% and 0.25%, respectively.

Federated NVIT High Income Bond Fund Class I and Class III shares were 0.15%, and 0.15%, respectively.

NVIT Core Bond Fund Class I and Class II shares were 0.15% and 0.15%, respectively.

NVIT Core Plus Bond Fund Class I and Class II shares were 0.15% and 0.15%, respectively.

NVIT Enhanced Income Fund Class II shares was 0.15%.

NVIT Government Bond Fund Class I, Class II, Class III and Class IV shares were 0.15%, 0.15%, 0.15% and 0.15%, respectively.

NVIT Money Market Fund Class I, Class II, Class IV and Class V shares were 0.16%, 0.16%, 0.16% and 0.10%, respectively.

NVIT Multi Sector Bond Fund Class I shares was 0.15%.

NVIT Short Term Bond Fund Class I and Class II shares were 0.15% and 0.15%, respectively.

48

INVESTING WITH NATIONWIDE FUNDS (cont.)

REVENUE SHARING

NFA and/or its affiliates (collectively “Nationwide Funds Group” or “NFG”) often make payments for marketing, promotional or related services provided by:

•	insurance companies that offer subaccounts in the Funds as underlying investment options in variable annuity contracts or
•	broker-dealers and other financial intermediaries that sell variable insurance contracts that include such investment options.

These payments are often referred to as “revenue sharing payments.” The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the insurance company, broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a recommended or preferred list, access to an intermediary’s personnel and other factors. Revenue sharing payments are paid from NFG’s own legitimate profits and other of its own resources (not from the Funds) and may be in addition to any Rule 12b-1 payments that are paid by the Funds. The Board of Trustees will monitor these revenue sharing arrangements as well as the payment of advisory fees paid by the Funds to ensure that the level of such advisory fees do not involve the indirect use of the Funds’ assets to pay for marketing, promotional or related services. Because revenue sharing payments are paid by NFG, and not from the Funds’ assets, the amount of any revenue sharing payments is determined by NFG.

In addition to the revenue sharing payments described above, NFG may offer other incentives to sell variable insurance contract subaccounts in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary’s personnel, and/or entertainment or meals. These payments may also include, at the direction of a retirement plan’s named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.

The recipients of such incentives may include:

•	the Distributor and other affiliates of NFA;
•	broker-dealers and other financial intermediaries that sell such variable insurance contracts and
•	insurance companies, such as Nationwide, that include shares of the Funds as underlying subaccount options.

Payments may be based on current or past sales of subaccounts investing in shares of the Funds, current or historical assets, or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an insurance company or intermediary or their employees or associated persons to:

•	recommend a particular variable insurance contract or specific subaccounts representing shares of a Fund instead of recommending options offered by competing insurance companies or
•	sell shares of a Fund instead of shares of funds offered by competing fund families.

Notwithstanding the revenue sharing payments described above, NFA and all subadvisers to the Trust are prohibited from considering a broker-dealer’s sale of any of the Trust’s shares, or the inclusion of the Trust’s shares in an insurance contract provided by an insurance affiliate of the broker-dealer, in selecting such broker-dealer for the execution of Fund portfolio transactions, except as may be specifically permitted by law.

Fund portfolio transactions nevertheless may be affected with broker-dealers who coincidentally may have assisted customers in the purchase of variable insurance contracts that feature subaccounts in the Funds’ shares issued by Nationwide Life Insurance Company or Nationwide Life & Annuity Insurance Company, affiliates of NFA, although neither such assistance nor the volume of shares sold of the Trust or any affiliated investment company is a qualifying or disqualifying factor in NFA’s or a subadviser’s selection of such broker-dealer for portfolio transaction execution.

The insurance company that provides your variable insurance contract may also make similar revenue sharing payments to broker-dealers and other financial intermediaries in order to promote the sale of such insurance contracts. Contact your insurance provider and/or financial intermediary for details about revenue sharing payments it may pay or receive.

ADDITIONAL INFORMATION ABOUT FEES AND EXPENSES

The fees and expenses in the Fees and Expenses table of each Fund Summary are based on average annual net assets as of the fiscal year ended December 31, 2009, and do not reflect any change in expense ratios resulting from a change in assets under management since December 31, 2009. A decline in a Fund’s average net assets during the current fiscal year, as a result of market volatility or other factors, could cause a Fund’s expense ratio to be higher than the fees and expenses shown. Significant declines in a Fund’s net assets will increase your Fund’s total expense ratio, likely significantly. A Fund with a higher expense ratio means you could pay more if you buy or hold shares of the Fund. Annualized expense ratios for the six-months period ending June 30, 2010 and the fiscal year ending December 31, 2010 will be available in each Fund’s Semiannual report and annual report, respectively, which will be available on www.nationwide.com/mutualfunds.

49

DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

Each Fund has qualified, or intends to qualify, to be treated as a regulated investment company under the Internal Revenue Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes. The NVIT Money Market Fund expects to declare dividends daily and distribute all of its net investment income, if any, monthly in the form of additional shares of the Fund. Each of the other Funds expects to declare and distribute all of its net investment income, if any, as dividends quarterly in the form of additional shares of the Fund. Each Fund will distribute net realized capital gains, if any, at least annually. A Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The Funds automatically reinvest any capital gains. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gains distribution.

TAX STATUS

Shares of the Funds must be purchased through separate accounts used to fund variable insurance contracts. As a result, it is anticipated that any income dividends or capital gains distributed by a Fund will be exempt from current taxation by contract holders if left to accumulate within a separate account. Withdrawals from such contracts may be subject to ordinary income tax plus a 10% penalty tax if made before age 59 1/2. Investors should ask their own tax advisors for more information on their tax situation, including possible state or local taxes. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which shares of the Funds are offered.

Please refer to the Statement of Additional Information for more information regarding the tax treatment of the Funds.

This discussion of “Distributions and Taxes” is not intended or written to be used as tax advice. Contract owners should consult their own tax professional about their tax situation.

50

FINANCIAL HIGHLIGHTS: ALLIANCEBERNSTEIN NVIT GLOBAL FIXED INCOME FUND

The financial highlights tables are intended to help you understand the Fund’s financial performance for the past five years ended December 31 or, if the Fund or a class has not been in operation for five years, for the life of that Fund or class. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). THE TOTAL RETURNS DO NOT INCLUDE CHARGES THAT ARE IMPOSED BY VARIABLE INSURANCE CONTRACTS. IF THESE CHARGES WERE REFLECTED, RETURNS WOULD BE LOWER THAN THOSE SHOWN. Information has been audited by PricewaterhouseCoopers LLP , whose report, along with the Fund’s financial statements, is included in the Trust’s annual reports, which are available upon request.

Selected Data for Each Share of Capital Outstanding

		Operations			Distributions					Ratios/Supplemental Data
Ratio of
			Net									Ratio	Expenses
			Realized									of Net	(Prior to
	Net Asset		and								Ratio of	Investment	Reimburse-
	Value,	Net	Unrealized		Net	Net		Net Asset		Net Assets	Expenses	Income to	ments) to
	Beginning	Investment	Gains from	Total from	Investment	Realized	Total	Value, End	Total	at End of	to Average	Average	Average Net	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)	Period	Net Assets (b)	Net Assets (b)	Assets (b)(c)	Turnover (d)
Class III Shares
Period Ended December 31, 2009 (e)(f)	$10.00	0.29	1.20	1.49	(0.42)	(0.05)	(0.47)	$11.02	14.88%	$32,024,467	0.83%	3.42%	1.07%	62.22%

Class VI Shares
Period Ended December 31, 2009 (e)(f)	$10.00	0.30	1.19	1.49	(0.42)	(0.05)	(0.47)	$11.02	14.88%	$138,004	0.85%	3.50%	3.47%	62.22%

(a)	Not annualized for periods less than one year.

(b)	Annualized for periods less than one year.

(c)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(e)	Per share calculations were performed using average shares method.

(f)	For the period from March 25, 2009 (commencement of operations) through December 31, 2009.

51

FINANCIAL HIGHLIGHTS: FEDERATED NVIT HIGH INCOME BOND FUND

Selected Data for Each Share of Capital Outstanding

		Operations			Distributions					Ratios/Supplemental Data
			Net										Ratio of
			Realized									Ratio	Expenses
			and									of Net	(Prior to
	Net Asset		Unrealized								Ratio of	Investment	Reimburse-
	Value,	Net	Gains		Net			Net Asset		Net Assets	Expenses	Income to	ments) to
	Beginning	Investment	(Losses) from	Total from	Investment	Total	Redemption	Value, End	Total	at End of	to Average	Average	Average Net	Portfolio
	of Period	Income	Investments	Operations	Income	Distributions	Fees	of Period	Return (a)	Period	Net Assets (b)	Net Assets (b)	Assets (b)(c)	Turnover (d)
Class I Shares
Year Ended December 31, 2009 (e)	$4.98	0.58	1.61	2.19	(0.57)	(0.57)	—	$6.60	46.00%	$82,596,487	0.94%	9.89%	0.94%	34.23%
Year Ended December 31, 2008	$7.64	0.62	(2.66)	(2.04)	(0.62)	(0.62)	—	$4.98	(28.13%)	$65,854,240	0.90%	8.80%	0.90%	30.09%
Year Ended December 31, 2007	$7.98	0.60	(0.36)	0.24	(0.59)	(0.59)	0.01	$7.64	3.13%	$121,100,406	0.95%	7.24%	0.95%	42.02%
Year Ended December 31, 2006	$7.77	0.60	0.19	0.79	(0.58)	(0.58)	—	$7.98	10.60%	$155,024,233	0.94%	7.38%	0.94%	42.91%
Year Ended December 31, 2005	$8.20	0.64	(0.46)	0.18	(0.61)	(0.61)	—	$7.77	2.38%	$181,905,380	0.96%	7.35%	0.96%	37.06%

Class III Shares
Year Ended December 31, 2009 (e)	$4.97	0.57	1.62	2.19	(0.57)	(0.57)	—	$6.59	46.08%	$214,635,138	0.94%	9.64%	0.94%	34.23%
Year Ended December 31, 2008	$7.63	0.62	(2.67)	(2.05)	(0.61)	(0.61)	—	$4.97	(28.24%)	$91,486,642	1.04%	8.61%	1.04%	30.09%
Year Ended December 31, 2007	$7.97	0.60	(0.36)	0.24	(0.59)	(0.59)	0.01	$7.63	3.17%	$110,021,994	0.91%	7.28%	0.91%	42.02%
Year Ended December 31, 2006	$7.76	0.57	0.22	0.79	(0.58)	(0.58)	—	$7.97	10.60%	$103,857,357	0.96%	7.37%	0.96%	42.91%
Period Ended December 31, 2005 (f)	$7.83	0.39	0.01	0.40	(0.47)	(0.47)	—	$7.76	5.14%	$63,264,112	0.95%	7.23%	0.95%	37.06%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.

(b)	Annualized for periods less than one year.

(c)	There were no fee reductions during the period.

(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(e)	Per share calculations were performed using average shares method.

(f)	For the period from April 28, 2005 (commencement of operations) through December 31, 2005.

52

FINANCIAL HIGHLIGHTS: NVIT CORE BOND FUND

Selected Data for Each Share of Capital Outstanding

		Operations			Distributions					Ratios/Supplemental Data
			Net										Ratio of
			Realized									Ratio	Expenses
			and									of Net	(Prior to
	Net Asset		Unrealized								Ratio of	Investment	Reimburse-
	Value,	Net	Gains		Net	Net		Net Asset		Net Assets	Expenses	Income to	ments) to
	Beginning	Investment	(Losses) from	Total from	Investment	Realized	Total	Value, End	Total	at End of	to Average	Average	Average Net	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)	Period	Net Assets (b)	Net Assets (b)	Assets (b)(c)	Turnover (d)
Class I Shares
Year Ended December 31, 2009 (e)	$9.69	0.35	0.50	0.85	(0.28)	(0.05)	(0.33)	$10.21	8.78%	$13,455,339	0.65%	3.47%	0.65%	64.87%
Period Ended December 31, 2008 (e)(f)	$10.00	0.34	(0.41)	(0.07)	(0.24)	—	(0.24)	$9.69	(0.65%)	$2,157,895	0.69%	4.60%	0.77%	88.25%

Class II Shares
Year Ended December 31, 2009 (e)	$9.67	0.31	0.52	0.83	(0.26)	(0.05)	(0.31)	$10.19	8.59%	$204,807,516	0.88%	3.03%	0.88%	64.87%
Period Ended December 31, 2008 (e)(f)	$10.00	0.32	(0.41)	(0.09)	(0.24)	—	(0.24)	$9.67	(0.87%)	$2,893,560	0.94%	4.41%	1.01%	88.25%

Class Y Shares
Year Ended December 31, 2009 (e)	$9.69	0.38	0.48	0.86	(0.29)	(0.05)	(0.34)	$10.21	8.92%	$273,421,409	0.50%	3.69%	0.50%	64.87%
Period Ended December 31, 2008 (e)(f)	$10.00	0.33	(0.39)	(0.06)	(0.25)	—	(0.25)	$9.69	(0.56%)	$78,958,783	0.55%	4.44%	0.62%	88.25%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.

(b)	Annualized for periods less than one year.

(c)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(e)	Per share calculations were performed using average shares method.

(f)	For the period from March 25, 2008 (commencement of operations) through December 31, 2008.

53

FINANCIAL HIGHLIGHTS: NVIT CORE PLUS BOND FUND

Selected Data for Each Share of Capital Outstanding

		Operations			Distributions					Ratios/Supplemental Data
			Net										Ratio of
			Realized									Ratio	Expenses
			and									of Net	(Prior to
	Net Asset		Unrealized								Ratio of	Investment	Reimburse-
	Value,	Net	Gains		Net	Net		Net Asset		Net Assets	Expenses	Income to	ments) to
	Beginning	Investment	(Losses) from	Total from	Investment	Realized	Total	Value, End	Total	at End of	to Average	Average	Average Net	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)	Period	Net Assets (b)	Net Assets (b)	Assets (b)(c)	Turnover (d)
Class I Shares
Year Ended December 31, 2009 (e)	$9.78	0.46	1.15	1.61	(0.40)	(0.20)	(0.60)	$10.79	16.62%	$434,166	0.70%	4.34%	0.71%	157.56%
Period Ended December 31, 2008 (e)(f)	$10.00	0.18	(0.20)	(0.02)	(0.20)	—	(0.20)	$9.78	(0.13%)	$189,255	0.62%	4.57%	0.74%	105.57%

Class II Shares
Year Ended December 31, 2009 (e)	$9.77	0.41	1.18	1.59	(0.38)	(0.20)	(0.58)	$10.78	16.44%	$18,326,170	0.95%	3.84%	0.95%	157.56%
Period Ended December 31, 2008 (e)(f)	$10.00	0.18	(0.21)	(0.03)	(0.20)	—	(0.20)	$9.77	(0.31%)	$2,765,081	0.94%	4.29%	1.03%	105.57%

Class Y Shares
Year Ended December 31, 2009 (e)	$9.78	0.46	1.18	1.64	(0.42)	(0.20)	(0.62)	$10.80	16.89%	$274,007,824	0.55%	4.35%	0.56%	157.56%
Period Ended December 31, 2008 (e)(f)	$10.00	0.21	(0.22)	(0.01)	(0.21)	—	(0.21)	$9.78	(0.09%)	$77,658,691	0.55%	4.66%	0.66%	105.57%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.

(b)	Annualized for periods less than one year.

(c)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(e)	Per share calculations were performed using average shares method.

(f)	For the period from March 25, 2008 (commencement of operations) through December 31, 2008.

54

FINANCIAL HIGHLIGHTS: NVIT ENHANCED INCOME FUND

Selected Data for Each Share of Capital Outstanding

		Operations			Distributions					Ratios/Supplemental Data
			Net										Ratio of
			Realized									Ratio	Expenses
			and									of Net	(Prior to
	Net Asset		Unrealized								Ratio of	Investment	Reimburse-
	Value,	Net	Gains		Net	Net		Net Asset		Net Assets	Expenses	Income to	ments) to
	Beginning	Investment	(Losses) from	Total from	Investment	Realized	Total	Value, End	Total	at End of	to Average	Average	Average Net	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)	Period	Net Assets (b)	Net Assets (b)	Assets (b)(c)	Turnover
Class Y Shares
Year Ended December 31, 2009 (d)	$9.98	0.23	0.04	0.27	(0.26)	—	(0.26)	$9.99	2.70%	$356,799,658	0.44%	2.33%	0.44%	64.05%
Year Ended December 31, 2008	$10.04	0.38	(0.07)	0.31	(0.36)	(0.01)	(0.37)	$9.98	3.12%	$231,585,764	0.45%	3.81%	0.45%	75.76%
Period Ended December 31, 2007 (e)	$10.00	0.34	0.03	0.37	(0.33)	—	(0.33)	$10.04	3.69%	$198,744,378	0.43%	4.79%	0.43%	55.71%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.

(b)	Annualized for periods less than one year.

(c)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(d)	Per share calculations were performed using average shares method.

(e)	For the period from April 20, 2007 (commencement of operations) through December 31, 2007.

55

FINANCIAL HIGHLIGHTS: NVIT GOVERNMENT BOND FUND

Selected Data for Each Share of Capital Outstanding

		Operations			Distributions						Ratios/Supplemental Data
			Net											Ratio of
			Realized										Ratio	Expenses
			and										of Net	(Prior to
	Net Asset		Unrealized									Ratio of	Investment	Reimburse-
	Value,	Net	Gains		Net	Net			Net Asset		Net Assets	Expenses	Income to	ments) to
	Beginning	Investment	(Losses) from	Total from	Investment	Realized	Total	Redemption	Value, End	Total	at End of	to Average	Average	Average	Portfolio
	of Year	Income	Investments	Operations	Income	Gains	Distributions	Fees	of Year	Return	Year	Net Assets	Net Assets	Net Assets (a)	Turnover (b)
Class I Shares
Year Ended December 31, 2009 (c)	$12.01	0.41	(0.09)	0.32	(0.41)	(0.18)	(0.59)	—	$11.74	2.69%	$1,125,363,950	0.71%	3.39%	0.71%	65.87%
Year Ended December 31, 2008	$11.63	0.50	0.38	0.88	(0.50)	—	(0.50)	—	$12.01	7.72%	$1,364,508,386	0.70%	4.24%	0.70%	55.58%
Year Ended December 31, 2007	$11.35	0.51	0.28	0.79	(0.51)	—	(0.51)	—	$11.63	7.16%	$1,235,739,182	0.72%	4.52%	0.72%	87.90%
Year Ended December 31, 2006	$11.54	0.48	(0.11)	0.37	(0.47)	(0.09)	(0.56)	—	$11.35	3.34%	$1,067,945,373	0.73%	4.16%	0.73%	93.01%
Year Ended December 31, 2005	$11.62	0.43	(0.06)	0.37	(0.43)	(0.02)	(0.45)	—	$11.54	3.26%	$1,117,512,481	0.73%	3.65%	0.73%	87.79%

Class II Shares
Year Ended December 31, 2009 (c)	$11.97	0.37	(0.08)	0.29	(0.38)	(0.18)	(0.56)	—	$11.70	2.43%	$10,532,918	0.96%	3.14%	0.96%	65.87%
Year Ended December 31, 2008	$11.59	0.47	0.38	0.85	(0.47)	—	(0.47)	—	$11.97	7.48%	$13,057,446	0.94%	4.00%	0.94%	55.58%
Year Ended December 31, 2007	$11.32	0.49	0.26	0.75	(0.48)	—	(0.48)	—	$11.59	6.91%	$14,013,343	0.97%	4.27%	0.97%	87.90%
Year Ended December 31, 2006	$11.51	0.45	(0.11)	0.34	(0.44)	(0.09)	(0.53)	—	$11.32	3.00%	$14,469,737	0.98%	3.91%	0.98%	93.01%
Year Ended December 31, 2005	$11.59	0.40	(0.06)	0.34	(0.40)	(0.02)	(0.42)	—	$11.51	3.01%	$15,765,561	0.98%	3.40%	0.98%	87.79%

Class III Shares
Year Ended December 31, 2009 (c)	$12.01	0.41	(0.09)	0.32	(0.41)	(0.18)	(0.59)	—	$11.74	2.69%	$22,621,617	0.71%	3.41%	0.71%	65.87%
Year Ended December 31, 2008	$11.63	0.50	0.38	0.88	(0.50)	—	(0.50)	—	$12.01	7.73%	$20,106,128	0.69%	4.25%	0.69%	55.58%
Year Ended December 31, 2007	$11.35	0.49	0.30	0.79	(0.51)	—	(0.51)	—	$11.63	7.15%	$18,582,814	0.73%	4.51%	0.73%	87.90%
Year Ended December 31, 2006	$11.54	0.47	(0.10)	0.37	(0.47)	(0.09)	(0.56)	—	$11.35	3.35%	$13,164,278	0.72%	4.21%	0.72%	93.01%
Year Ended December 31, 2005	$11.63	0.40	(0.04)	0.36	(0.43)	(0.02)	(0.45)	—	$11.54	3.18%	$10,604,399	0.73%	3.66%	0.73%	87.79%

Class IV Shares
Year Ended December 31, 2009 (c)	$12.00	0.41	(0.09)	0.32	(0.41)	(0.18)	(0.59)	—	$11.73	2.69%	$31,357,559	0.71%	3.40%	0.71%	65.87%
Year Ended December 31, 2008	$11.63	0.50	0.37	0.87	(0.50)	—	(0.50)	—	$12.00	7.62%	$33,626,583	0.71%	4.23%	0.71%	55.58%
Year Ended December 31, 2007	$11.35	0.52	0.27	0.79	(0.51)	—	(0.51)	—	$11.63	7.26%	$35,461,651	0.70%	4.53%	0.71%	87.90%
Year Ended December 31, 2006	$11.53	0.48	(0.10)	0.38	(0.47)	(0.09)	(0.56)	—	$11.35	3.34%	$35,962,429	0.73%	4.16%	0.73%	93.01%
Year Ended December 31, 2005	$11.62	0.43	(0.07)	0.36	(0.43)	(0.02)	(0.45)	—	$11.53	3.17%	$39,264,028	0.73%	3.65%	0.73%	87.79%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	There were no fee reductions during the year.

(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(c)	Per share calculations were performed using average shares method.

56

FINANCIAL HIGHLIGHTS: NVIT MONEY MARKET FUND

Selected Data for Each Share of Capital Outstanding

		Operations		Distributions				Ratios/Supplemental Data
													Ratio of
												Ratio	Expenses
												of Net	(Prior to
	Net Asset										Ratio of	Investment	Reimburse-
	Value,	Net		Net		Capital	Net Asset			Net Assets	Expenses	Income to	ments) to
	Beginning	Investment	Total from	Investment	Total	Contributions	Value, End	Total		at End of	to Average	Average	Average
	of Period	Income	Operations	Income	Distributions	from Advisor	of Period	Return (a)		Period	Net Assets (b)	Net Assets (b)	Net Assets (b)
Class I Shares
Year Ended December 31, 2009 (c)	$1.00	—	—	—	—	—	$1.00	0.04%		$1,290,121,011	0.53%	0.05%	0.67%
Year Ended December 31, 2008	$1.00	0.02	0.02	(0.02)	(0.02)	—	$1.00	2.05%	(d)	$1,849,909,902	0.59%	2.00%	0.60%	(e)
Year Ended December 31, 2007	$1.00	0.05	0.05	(0.05)	(0.05)	—	$1.00	4.79%	(f)	$1,555,557,742	0.64%	4.69%	0.64%	(e)
Year Ended December 31, 2006	$1.00	0.04	0.04	(0.04)	(0.04)	—	$1.00	4.53%		$1,269,500,302	0.64%	4.46%	0.64%	(g)
Year Ended December 31, 2005	$1.00	0.03	0.03	(0.03)	(0.03)	—	$1.00	2.67%		$1,173,300,924	0.65%	2.63%	0.65%	(g)

Class II Shares
Period Ended December 31, 2009 (c)(h)	$1.00	—	—	—	—	—	$1.00	0.04%		$295,700,874	0.29%	—	0.86%

Class IV Shares
Year Ended December 31, 2009 (c)	$1.00	—	—	—	—	—	$1.00	0.09%		$90,950,906	0.47%	0.10%	0.71%
Year Ended December 31, 2008	$1.00	0.02	0.02	(0.02)	(0.02)	—	$1.00	2.15%	(d)	$82,903,026	0.50%	2.12%	0.62%	(e)
Year Ended December 31, 2007	$1.00	0.05	0.05	(0.05)	(0.05)	—	$1.00	4.94%	(f)	$78,295,421	0.50%	4.83%	0.62%	(e)
Year Ended December 31, 2006	$1.00	0.05	0.05	(0.05)	(0.05)	—	$1.00	4.67%		$76,972,805	0.50%	4.58%	0.64%	(e)
Year Ended December 31, 2005	$1.00	0.03	0.03	(0.03)	(0.03)	—	$1.00	2.82%		$74,115,275	0.50%	2.76%	0.65%	(e)

Class V Shares
Year Ended December 31, 2009 (c)	$1.00	—	—	—	—	—	$1.00	0.06%		$523,140,279	0.50%	0.06%	0.60%
Year Ended December 31, 2008	$1.00	0.02	0.02	(0.02)	(0.02)	—	$1.00	2.14%	(d)	$677,242,363	0.51%	2.07%	0.52%	(e)
Year Ended December 31, 2007	$1.00	0.05	0.05	(0.05)	(0.05)	—	$1.00	4.87%	(f)	$511,681,426	0.57%	4.76%	0.57%	(e)
Year Ended December 31, 2006	$1.00	0.05	0.05	(0.05)	(0.05)	—	$1.00	4.61%		$466,192,183	0.56%	4.56%	0.56%	(g)
Year Ended December 31, 2005	$1.00	0.03	0.03	(0.03)	(0.03)	—	$1.00	2.75%		$318,972,875	0.57%	2.69%	0.57%	(g)

Class Y Shares (i)
Year Ended December 31, 2009 (c)	$1.00	—	—	—	—	—	$1.00	0.09%		$254,794,820	0.49%	0.07%	0.50%
Year Ended December 31, 2008	$1.00	0.02	0.02	(0.02)	(0.02)	—	$1.00	2.18%	(d)	$169,653,030	0.47%	2.19%	0.47%	(e)
Year Ended December 31, 2007	$1.00	0.05	0.05	(0.05)	(0.05)	—	$1.00	4.97%	(f)	$182,709,725	0.45%	4.79%	0.45%	(e)
Period Ended December 31, 2006 (j)	$1.00	0.03	0.03	(0.03)	(0.03)	—	$1.00	3.26%		$15,448,182	0.48%	4.81%	0.48%	(g)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.

(b)	Annualized for periods less than one year.

(c)	Per share calculations were performed using average shares method.

(d)	Includes payment from the adviser which increased the total return by 0.03%.

(e)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(f)	Includes payment from the adviser which increased the total return by 0.25%.

(g)	There were no fee reductions during the period.

(h)	For the period from December 14, 2009 (commencement of operations) through December 31, 2009.

(i)	Effective May 1, 2008, Class ID shares were renamed Class Y shares.

(j)	For the period from May 1, 2006 (commencement of operations) through October 21, 2006.

57

FINANCIAL HIGHLIGHTS: NVIT MULTI SECTOR BOND FUND

Selected Data for Each Share of Capital Outstanding

		Operations			Distributions					Ratios/Supplemental Data
			Net										Ratio of
			Realized									Ratio	Expenses
			and									of Net	(Prior to
	Net Asset		Unrealized								Ratio of	Investment	Reimburse-
	Value,	Net	Gains		Net	Net		Net Asset		Net Assets	Expenses	Income to	ments) to
	Beginning	Investment	(Losses) on	Total from	Investment	Realized	Total	Value, End	Total	at End of	to Average	Average	Average Net	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return	Period	Net Assets	Net Assets	Assets (a)	Turnover
Class I Shares
Year Ended December 31, 2009 (b)	$7.32	0.55	1.17	1.72	(0.77)	—	(0.77)	$8.27	24.38%	$180,040,981	1.01%	6.89%	1.08%	256.64%
Year Ended December 31, 2008	$9.86	0.50	(2.17)	(1.67)	(0.65)	(0.22)	(0.87)	$7.32	(17.29%)	$143,369,332	0.98%	5.20%	1.01%	85.31%
Year Ended December 31, 2007	$9.81	0.46	(0.02)	0.44	(0.39)	—	(0.39)	$9.86	4.62%	$240,236,547	1.01%	4.65%	1.01% (c)	101.00%
Year Ended December 31, 2006	$9.78	0.43	0.02	0.45	(0.40)	(0.02)	(0.42)	$9.81	4.84%	$241,027,210	1.02%	4.24%	1.02% (c)	100.56%
Year Ended December 31, 2005	$10.00	0.42	(0.20)	0.22	(0.39)	(0.05)	(0.44)	$9.78	2.18%	$258,958,396	1.03%	4.26%	1.03% (c)	157.82%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	During the year certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(b)	Per share calculations were performed using average shares method.

(c)	There were no fee reductions during the period.

58

FINANCIAL HIGHLIGHTS: NVIT SHORT TERM BOND FUND

Selected Data for Each Share of Capital Outstanding

		Operations			Distributions					Ratios/Supplemental Data
			Net										Ratio of
			Realized									Ratio	Expenses
			and									of Net	(Prior to
	Net Asset		Unrealized								Ratio of	Investment	Reimburse-
	Value	Net	Gains		Net	Net		Net Asset		Net Assets	Expenses	Income to	ments) to
	Beginning	Investment	(Losses) from	Total from	Investment	Realized	Total	Value, End	Total	at End of	to Average	Average	Average Net	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)	Period	Net Assets (b)	Net Assets (b)	Assets (b)(c)	Turnover (d)
Class I Shares
Year Ended December 31, 2009 (e)	$9.80	0.24	0.48	0.72	(0.20)	(0.03)	(0.23)	$10.29	7.39%	$573,625	0.59%	2.25%	0.59%	101.24%
Period Ended December 31, 2008 (e)(f)	$10.00	0.22	(0.25)	(0.03)	(0.17)	—	(0.17)	$9.80	(0.34%)	$9,967	0.50%	2.94%	0.53%	88.81%

Class II Shares
Year Ended December 31, 2009 (e)	$9.77	0.21	0.48	0.69	(0.18)	(0.03)	(0.21)	$10.25	7.11%	$106,513,719	0.84%	1.95%	0.84%	101.24%
Period Ended December 31, 2008 (e)(f)	$10.00	0.22	(0.29)	(0.07)	(0.16)	—	(0.16)	$9.77	(0.67%)	$19,505,830	0.89%	2.92%	0.92%	88.81%

Class Y Shares
Year Ended December 31, 2009 (e)	$9.79	0.26	0.47	0.73	(0.21)	(0.03)	(0.24)	$10.28	7.53%	$253,825,296	0.45%	2.46%	0.45%	101.24%
Period Ended December 31, 2008 (e)(f)	$10.00	0.24	(0.27)	(0.03)	(0.18)	—	(0.18)	$9.79	(0.33%)	$73,930,759	0.50%	3.10%	0.52%	88.81%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.

(b)	Annualized for periods less than one year.

(c)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(e)	Per share calculations were performed using average shares method.

(f)	For the period from March 25, 2008 (commencement of operations) through December 31, 2008.

59

This page intentionally left blank

This page intentionally left blank

Information from Nationwide Funds

Please read this prospectus before you invest, and keep it with your records. This prospectus is intended for use in connection with variable insurance contracts. The following documents – which may be obtained free of charge – contain additional information about the Funds:

•	Statement of Additional Information (incorporated by reference into this prospectus)

•	Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund’s performance (except NVIT Money Market Fund) during its last fiscal year)

•	Semiannual Reports

To obtain a document free of charge, to request other information about the Funds, or to make inquiries to the Funds, call 800-848-6331, visit www.nationwide.com/mutualfunds or contact your variable insurance provider.

Information from the Securities and Exchange Commission (“SEC”)

You can obtain copies of Fund documents from the SEC (the SEC charges a fee to copy any documents except when accessing Fund documents directly on the SEC’s EDGAR database):

•	on the SEC’s EDGAR database via the Internet at www.sec.gov

•	by electronic request to publicinfo@sec.gov

•	in person at the SEC’s Public Reference Room in Washington, D.C. (call 202-551-8090 for their hours of operation)

•	by mail by sending your request to Securities and Exchange Commission Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102.

Nationwide Funds Group
1000 Continental Drive, Suite 400
King of Prussia, PA 19406

The Trust’s Investment Company Act File No.: 811-3213

Nationwide, Nationwide Financial, the Nationwide framemark, Nationwide Funds,
Nationwide Funds Group and On Your Side are service marks
of Nationwide Mutual Insurance Company.

NPR-CFX (5/10)	© 2010 Nationwide Funds Group. All rights reserved.

Nationwide Variable Insurance Trust
Prospectus May 1, 2010

Fund and Class
NVIT Bond Index Fund Class Y

NVIT Bond Index Fund Class II

NVIT International Index Fund Class Y

NVIT International Index Fund Class II

NVIT International Index Fund Class VI

NVIT International Index Fund Class VIII

NVIT Mid Cap Index Fund Class Y

NVIT Mid Cap Index Fund Class I

NVIT Mid Cap Index Fund Class II

NVIT Mid Cap Index Fund Class III

NVIT S&P 500 Index Fund Class Y

NVIT S&P 500 Index Fund Class I

NVIT S&P 500 Index Fund Class II

NVIT S&P 500 Index Fund Class IV

NVIT Small Cap Index Fund Class Y

NVIT Small Cap Index Fund Class II

The Securities and Exchange Commission has not approved or disapproved these Funds’ shares or determined whether this Prospectus is complete or accurate. To state otherwise is a crime.

www.nationwide.com/mutualfunds

2	Fund Summaries
2	NVIT Bond Index Fund
5	NVIT International Index Fund
8	NVIT Mid Cap Index Fund
11	NVIT S&P 500 Index Fund
14	NVIT Small Cap Index Fund

17	How the Funds Invest
17	NVIT Bond Index Fund
19	NVIT International Index Fund
20	NVIT Mid Cap Index Fund
21	NVIT S&P 500 Index Fund
22	NVIT Small Cap Index Fund

23	Risks of Investing in the Funds

27	Fund Management

29	Investing with Nationwide Funds
29	Choosing a Share Class
29	Purchase Price
29	Fair Valuation
30	In-Kind Purchases
30	Selling Shares
30	Restrictions on Sales
30	Excessive or Short-Term Trading
31	Monitoring of Trading Activity
31	Restrictions on Transactions
31	Redemption Fees
32	Distribution and Services Plans
32	Revenue Sharing
33	Additional Information about Fees and Expenses

34	Distributions and Taxes

35	Financial Highlights

1

FUND SUMMARY: NVIT BOND INDEX FUND

Objective

The Fund seeks to match the performance of the Barclays Capital U.S. Aggregate Bond Index (“Aggregate Bond Index”) as closely as possible before the deduction of Fund expenses.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. See the variable insurance contract prospectus.

	Class Y	Class II
	Shares	Shares
Shareholder Fees (fees paid directly from your investment)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.22%	0.22%

Distribution and/or Service (12b-1) Fees	N/A	0.25%

Other Expenses[1]	0.07%	0.22%

Total Annual Fund Operating Expenses	0.29%	0.69%

1	The Board of Trustees of Nationwide Variable Insurance Trust (the “Trust”) has approved a new methodology for the allocation of certain Fund expenses, effective May 1, 2010, including those relating to the provision of administration and transfer agency services, as reflected in a new Joint Fund Administration and Transfer Agency Agreement. Accordingly, “Other Expenses” have been restated to reflect the new expense allocation methodology.

2

FUND SUMMARY: NVIT BOND INDEX FUND (cont.)

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class Y shares	$30	$93	$163	$368

Class II shares	70	221	384	859

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 143.71% of the average value of its portfolio.

Principal Investment Strategies

The Fund employs a “passive” management, or indexing, approach, designed to match approximately the performance of the Aggregate Bond Index before the deduction of Fund expenses. The Aggregate Bond Index represents a wide spectrum of public, investment-grade, fixed-income securities in the United States, including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed securities. Under normal circumstances, the Fund invests at least 80% of its net assets in a statistically selected sampling of bonds and other fixed-income securities that are included in or correlated with the Aggregate Bond Index, including derivatives linked to that index. The Fund does not necessarily invest in all of the securities included in the Aggregate Bond Index or in the same weightings. The Fund may engage in active and frequent trading of portfolio securities.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Interest rate risk – generally, when interest rates go up, the value of fixed-income securities goes down.

Credit risk – a bond issuer may be unable to pay the interest or principal when due.

Liquidity risk – is the risk that a security cannot be sold, or cannot be sold quickly, at an acceptable price.

Prepayment and call risk – certain bonds will be paid off by the issuer more quickly than anticipated. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.

Extension risk – when interest rates rise, certain bond obligations will be paid off by the issuer more slowly then anticipated. This can cause the market value of the security to fall because the market may view its interest rate as low for a longer-term investment.

Mortgage-backed securities risk – through its investments in mortgage-backed securities, the Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans, which are loans made to borrowers with weakened credit histories, have had in many cases higher default rates than loans that meet government underwriting requirements.

Index fund risk – the Fund does not use defensive strategies or attempt to reduce its exposure to poor performing securities. Further, correlation between the Fund’s performance and that of the index may be negatively affected by the Fund’s expenses, changes in the composition of the index and the timing of purchase and redemption of Fund shares.

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities.

Derivatives risk – derivatives can disproportionately increase losses and reduce opportunities for gains when the security prices, interest rates, currency values, or other such measures underlying derivatives change in unexpected ways. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund.

Portfolio turnover risk – a higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund’s performance and may increase share price volatility.

If the value of the Fund’s investments goes down, you may lose money.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The

3

FUND SUMMARY: NVIT BOND INDEX FUND (cont.)

returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.

Annual Total Returns – Class Y Shares
(Years Ended December 31,)

Best Quarter:  4.24% – 4th qtr. of 2008
Worst Quarter:  –1.00% – 2nd qtr. of 2008

The Fund has not commenced offering Class II shares as of the date of this prospectus. Therefore, historical performance for Class II shares is based on the performance of Class Y shares. Performance for Class II shares has been adjusted to reflect that share class’s higher expenses than those of Class Y shares.

Average Annual Total Returns
(For Periods Ended December 31, 2009)

		Since Inception
	1 Year	(April 20, 2007)
Class Y Shares	5.77%	5.75%

Class II Shares	5.35%	5.33%

Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees or expenses)	5.93%	6.02% (Since April 30, 2007)

Portfolio Management

Investment Adviser

Nationwide Fund Advisors

Subadviser

BlackRock Investment Management, LLC (“BlackRock”)

Portfolio Managers

Portfolio Manager	Title	Length of Service
Curtis Arledge	Managing Director and Portfolio Manager, BlackRock	Since July 2008

Matthew Marra	Managing Director and Portfolio Manager, BlackRock	Since May 1994

Tax Information

The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable life and variable annuity insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.

Payments to Broker-Dealers and Other Financial Intermediaries

This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or its affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that may also be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

4

FUND SUMMARY: NVIT INTERNATIONAL INDEX FUND

Objective

The Fund seeks to match the performance of the MSCI Europe, Australasia and Far East Index (“MSCI EAFE® Index”) as closely as possible before the deduction of Fund expenses.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. See the variable insurance contract prospectus.

	Class Y	Class II	Class VI	Class VIII
	Shares	Shares	Shares	Shares
Shareholder Fees (fees paid directly from your investment)	None	None	None	None

Redemption Fees (as a percentage of amount redeemed within 60 days of purchase)	N/A	N/A	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.27%	0.27%	0.27%	0.27%

Distribution and/or Service (12b-1) Fees	N/A	0.25%	0.25%	0.40%

Other Expenses[1]	0.09%	0.24%	0.24%	0.24%

Total Annual Fund Operating Expenses	0.36%	0.76%	0.76%	0.91%

1	The Board of Trustees of Nationwide Variable Insurance Trust (the “Trust”) has approved a new methodology for the allocation of certain Fund expenses, effective May 1, 2010, including those relating to the provision of administration and transfer agency services, as reflected in a new Joint Fund Administration and Transfer Agency Agreement. Accordingly, “Other Expenses” have been restated to reflect the new expense allocation methodology.

5

FUND SUMMARY: NVIT INTERNATIONAL INDEX FUND (cont.)

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class Y shares	$37	$116	$202	$456

Class II shares	78	243	422	942

Class VI shares	78	243	422	942

Class VIII shares	93	290	504	1,120

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 4.25% of the average value of its portfolio.

Principal Investment Strategies

The Fund employs a “passive” management, or indexing, approach, designed to match approximately the performance of the MSCI EAFE® Index before the deduction of Fund expenses. The MSCI EAFE® Index includes common stocks of larger companies located in Europe, Australia and Asia (including the Far East). Under normal circumstances, the Fund invests at least 80% of its net assets in a statistically selected sampling of equity securities of companies included in the MSCI EAFE® Index and in derivative instruments linked to the MSCI EAFE® Index, primarily futures contracts. The Fund does not necessarily invest in all of the securities included in the MSCI EAFE Index or in the same weightings.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Stock market risk – the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the dollar and the currencies in which the securities are traded.

Index fund risk – the Fund does not use defensive strategies or attempt to reduce its exposure to poor performing securities. Further, correlation between the Fund’s performance and that of the index may be negatively affected by the Fund’s expenses, changes in the composition of the index and the timing of purchase and redemption of Fund shares.

Derivatives risk – derivatives can disproportionately increase losses and reduce opportunities for gains when the security prices, interest rates, currency values, or other such measures underlying derivatives change in unexpected ways. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund.

If the value of the Fund’s investments goes down, you may lose money.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.

Annual Total Returns – Class II Shares
(Years Ended December 31,)

Best Quarter:  25.17% – 2nd qtr. of 2009
Worst Quarter:  –20.02% – 4th qtr. of 2008

6

FUND SUMMARY: NVIT INTERNATIONAL INDEX FUND (cont.)

Average Annual Total Returns
(For Periods Ended December 31, 2009)

		Since Inception
	1 Year	(May 1, 2006)
Class Y shares	29.07%	–3.12%

Class II shares	28.58%	–3.51%

Class VI shares	28.62%	–3.51%

Class VIII shares	28.61%	–3.56%

MSCI EAFE® Index (reflects no deduction for fees or expenses)	31.78%	–2.41% (Since April 30, 2006)

Portfolio Management

Investment Adviser

Nationwide Fund Advisors

Subadviser

BlackRock Investment Management, LLC (“BlackRock”)

Portfolio Manager

Portfolio Manager	Title	Length of Service
Debra L. Jelilian	Managing Director, BlackRock	Since August 1999

Edward Corallo	Managing Director and Portfolio Manager, BlackRock	Since April 2010

Tax Information

The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable life and variable annuity insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.

Payments to Broker-Dealers and Other Financial Intermediaries

This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or its affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that may also be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

7

FUND SUMMARY: NVIT MID CAP INDEX FUND

Objective

The Fund seeks capital appreciation.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. See the variable insurance contract prospectus.

	Class Y	Class I	Class II	Class III
	Shares	Shares	Shares	Shares
Shareholder Fees (fees paid directly from your investment)	None	None	None	None

Redemption Fees (as a percentage of amount redeemed within 60 days of purchase)	N/A	N/A	N/A	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.22%	0.22%	0.22%	0.22%

Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%	N/A

Other Expenses[1]	0.07%	0.22%	0.22%	0.22%

Total Annual Fund Operating Expenses	0.29%	0.44%	0.69%	0.44%

1	The Board of Trustees of Nationwide Variable Insurance Trust (the “Trust”) has approved a new methodology for the allocation of certain Fund expenses, effective May 1, 2010, including those relating to the provision of administration and transfer agency services, as reflected in a new Joint Fund Administration and Transfer Agency Agreement. Accordingly, “Other Expenses” have been restated to reflect the new expense allocation methodology.

8

FUND SUMMARY: NVIT MID CAP INDEX FUND (cont.)

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class Y shares	$30	$93	$163	$368

Class I shares	45	141	246	555

Class II shares	70	221	384	859

Class III shares	45	141	246	555

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 22.52% of the average value of its portfolio.

Principal Investment Strategies

The Fund employs a “passive” management, or indexing, approach, designed to match approximately the performance of the Standard & Poor’s MidCap 400® Index (“S&P MidCap 400 Index”) before the deduction of Fund expenses. The S&P MidCap 400 Index includes approximately 400 stocks of mid-cap U.S. companies in a wide range of businesses. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies included in, or other financial instruments that are correlated with, the S&P MidCap 400 Index, such as derivatives linked to that index. The Fund does not necessarily invest in all of the securities included in the S&P MidCap 400 Index or in the same weightings.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Stock market risk – the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

Index fund risk – the Fund does not use defensive strategies or attempt to reduce its exposure to poor performing securities. Further, correlation between the Fund’s performance and that of the index may be negatively affected by the Fund’s expenses, changes in the composition of the index, and the timing of purchase and redemption of Fund shares.

Mid-cap risk – mid-cap companies are usually less stable in price and less liquid than larger, more established companies. Therefore, they generally involve greater risk.

Derivatives risk – derivatives can disproportionately increase losses and reduce opportunities for gains when the security prices, interest rates, currency values, or other such measures underlying derivatives change in unexpected ways. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund.

If the value of the Fund’s investments goes down, you may lose money.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.

Annual Total Returns – Class I Shares
(Years Ended December 31,)

Best Quarter:  19.88% – 3rd qtr. of 2009
Worst Quarter:  –25.66% – 4th qtr. of 2008

The inception dates for Class II, Class III and Class Y shares are May 6, 2002, December 31, 2004 and May 1, 2006,

9

FUND SUMMARY: NVIT MID CAP INDEX FUND (cont.)

respectively. Pre-inception historical performance for each of these share classes is based on the previous performance of Class I shares. Performance for Class II shares has been adjusted to reflect that share class’s higher expenses than those of Class I shares. Performance for Class Y shares has not been adjusted to reflect its lower expenses than those of Class I shares.

Average Annual Total Returns
(For Periods Ended December 31, 2009)

	1 Year	5 Years	10 Years
Class Y shares	36.96%	2.97%	5.68%

Class I shares	36.76%	2.86%	5.62%

Class II shares	36.50%	2.67%	5.40%

Class III shares	36.76%	2.86%	5.62%

S&P MidCap 400® Index (reflects no deduction for fees or expenses)	37.38%	3.27%	6.36%

Portfolio Management

Investment Adviser

Nationwide Fund Advisors

Subadviser

BlackRock Investment Management, LLC (“BlackRock”)

Portfolio Manager

Portfolio Manager	Title	Length of Service
Debra L. Jelilian	Managing Director, BlackRock	Since August 1999

Edward Corallo	Managing Director and Portfolio Manager, BlackRock	Since April 2010

Tax Information

The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable life and variable annuity insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.

Payments to Broker-Dealers and Other Financial Intermediaries

This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or its affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that may also be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

10

FUND SUMMARY: NVIT S&P 500 INDEX FUND

Objective

The Fund seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. See the variable insurance contract prospectus.

	Class Y	Class I	Class II	Class IV
	Shares	Shares	Shares	Shares
Shareholder Fees (fees paid directly from your investment)	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.13%	0.13%	0.13%	0.13%

Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%	N/A

Other Expenses[1]	0.07%	0.22%	0.22%	0.17%

Total Annual Fund Operating Expenses	0.20%	0.35%	0.60%	0.30%

1	The Board of Trustees of Nationwide Variable Insurance Trust (the “Trust”) has approved a new methodology for the allocation of certain Fund expenses, effective May 1, 2010, including those relating to the provision of administration and transfer agency services, as reflected in a new Joint Fund Administration and Transfer Agency Agreement. Accordingly, “Other Expenses” have been restated to reflect the new expense allocation methodology.

11

FUND SUMMARY: NVIT S&P 500 INDEX FUND (cont.)

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class Y shares	$20	$64	$113	$255

Class I shares	36	113	197	443

Class II shares	61	192	335	750

Class IV shares	31	97	169	381

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 11.47% of the average value of its portfolio.

Principal Investment Strategies

The Fund employs a “passive” management, or indexing, approach, designed to match approximately the performance of the Standard & Poor’s 500® Index (“S&P 500® Index”) before the deduction of Fund expenses. The S&P 500® Index includes approximately 500 stocks of large U.S. companies in a wide range of businesses. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies included in, or other financial instruments that are correlated with, the S&P 500® Index, such as derivatives linked to that index. The Fund does not necessarily invest in all of the securities included in the S&P 500® Index or in the same weightings.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Stock market risk – the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

Index fund risk – the Fund does not use defensive strategies or attempt to reduce its exposure to poor performing securities. Further, correlation between the Fund’s performance and that of the index may be negatively affected by the Fund’s expenses, changes in the composition of the index, and the timing of purchase and redemption of Fund shares.

Derivatives risk – derivatives can disproportionately increase losses and reduce opportunities for gains when the security prices, interest rates, currency values, or other such measures underlying derivatives change in unexpected ways. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund.

If the value of the Fund’s investments goes down, you may lose money.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.

Annual Total Returns – Class IV Shares
(Years Ended December 31,)

Best Quarter:  15.72% – 2nd qtr. of 2009
Worst Quarter:  –21.96% – 4th qtr. of 2008

12

FUND SUMMARY: NVIT S&P 500 INDEX FUND (cont.)

The Fund commenced operations on April 28, 2003 when it acquired all of the assets, subject to stated liabilities, of the Market Street Equity Index 500® Portfolio (the “Predecessor Fund”). Therefore, the historical performance shown for the Fund includes the previous performance of the Predecessor Fund.

The inception dates for Class I, Class II and Class Y shares are December 31, 2004, December 31, 2004 and May 1, 2006, respectively. Pre-inception historical performance for each of these share classes is based on the previous performance of Class IV shares (which was based on the previous performance of the Predecessor Fund). Performance for Class II shares has been adjusted to reflect that share class’s higher expenses than those of Class IV shares. Performance for Class Y shares has not been adjusted to reflect its lower expenses than those of Class IV shares.

Average Annual Total Returns
(For Periods Ended December 31, 2009)

			Since Inception
	1 Year	5 Years	(February 7, 2000)
Class Y shares	26.19%	0.16%	–0.92%

Class I shares	26.16%	0.05%	–1.00%

Class II shares	25.84%	–0.20%	–1.24%

Class IV shares	26.22%	0.10%	–0.95%

S&P 500® Index (reflects no deduction for fees or expenses)	26.46%	0.42%	–0.44% (Since January 31, 2000)

Portfolio Management

Investment Adviser

Nationwide Fund Advisors

Subadviser

BlackRock Investment Management, LLC (“BlackRock”)

Portfolio Manager

Portfolio Manager	Title	Length of Service
Debra L. Jelilian	Managing Director, BlackRock	Since August 1999

Edward Corallo	Managing Director and Portfolio Manager, BlackRock	Since April 2010

Tax Information

The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable life and variable annuity insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.

Payments to Broker-Dealers and Other Financial Intermediaries

This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or its affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that may also be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

13

FUND SUMMARY: NVIT SMALL CAP INDEX FUND

Objective

The Fund seeks to match the performance of the Russell 2000® Index (“Russell 2000 Index”) as closely as possible before the deduction of Fund expenses.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. See the variable insurance contract prospectus.

	Class Y	Class II
	Shares	Shares
Shareholder Fees (fees paid directly from your investment)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.20%	0.20%

Distribution and/or Service (12b-1) Fees	N/A	0.25%

Other Expenses[1]	0.11%	0.26%

Total Annual Fund Operating Expenses	0.31%	0.71%

Amount of Fee Waiver/Expense Reimbursement[2]	(0.01)%	(0.01)%

Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.30%	0.70%

1	The Board of Trustees of Nationwide Variable Insurance Trust (the “Trust”) has approved a new methodology for the allocation of certain Fund expenses, effective May 1, 2010, including those relating to the provision of administration and transfer agency services, as reflected in a new Joint Fund Administration and Transfer Agency Agreement. Accordingly, “Other Expense” have been restated to reflect the new expense allocation methodology.

2	The Trust and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract limiting operating expenses to 0.30% (excluding Rule 12b-1 fees, administrative services fees and certain other expenses) for all share classes until at least May 1, 2011. The expense limitation agreement may be changed or eliminated at any time but only with the consent of the Board of Trustees. The Trust is authorized to reimburse the Adviser for management fees previously waived or reduced and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement.

14

FUND SUMMARY: NVIT SMALL CAP INDEX FUND (cont.)

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class Y shares	$31	$99	$173	$392

Class II shares	72	226	394	882

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 30.26% of the average value of its portfolio.

Principal Investment Strategies

The Fund employs a “passive” management, or indexing, approach, designed to match approximately the performance of the Russell 2000 Index before the deduction of Fund expenses. The Russell 2000 Index is composed of approximately 2,000 common stocks of smaller U.S. companies in a wide range of businesses. Under normal circumstances, the Fund invests at least 80% of its net assets in a statistically selected sampling of equity securities of companies included in the Russell 2000 Index and in derivative instruments linked to that index. The Fund does not necessarily invest in all of the securities included in the Russell 2000 Index or in the same weightings.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Stock market risk – the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

Small-cap risk – small-cap companies are usually less stable in price and less liquid than are larger, more established companies. Therefore, they generally involve greater risk.

Index fund risk – the Fund does not use defensive strategies or attempt to reduce its exposure to poor performing securities. Further, correlation between the Fund’s performance and that of the index may be negatively affected by the Fund’s expenses, changes in the composition of the index, and the timing of purchase and redemption of Fund shares.

Derivatives risk – derivatives can disproportionately increase losses and reduce opportunities for gains when the security prices, interest rates, currency values, or other such measures underlying derivatives change in unexpected ways. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund.

If the value of the Fund’s investments goes down, you may lose money.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.

Annual Total Returns – Class Y Shares
(Years Ended December 31,)

Best Quarter:  21.29% – 2nd qtr. of 2009
Worst Quarter:  –26.18% – 4th qtr. of 2008

The Fund has not commenced offering Class II shares as of the date of this prospectus. Therefore, historical performance for Class II shares is based on the performance of Class Y shares. Performance for Class II shares has been adjusted to reflect that share class’s higher expenses than those of Class Y shares.

15

FUND SUMMARY: NVIT SMALL CAP INDEX FUND (cont.)

Average Annual Total Returns
(For Periods Ended December 31, 2009)

		Since Inception
	1 Year	April 13, 2007
Class Y shares	26.95%	–8.41%

Class II shares	26.44%	–8.77%

Russell 2000 Index (reflects no deduction for fees or expenses)	27.17%	–8.08% (Since April 30, 2007)

Portfolio Management

Investment Adviser

Nationwide Fund Advisors

Subadviser

BlackRock Investment Management, LLC (“BlackRock”)

Portfolio Manager

Portfolio Manager	Title	Length of Service
Debra L. Jelilian	Managing Director, BlackRock	Since August 1999

Edward Corallo	Managing Director and Portfolio Manager, BlackRock	Since April 2010

Tax Information

The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable life and variable annuity insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.

Payments to Broker-Dealers and Other Financial Intermediaries

This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or its affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that may also be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

16

HOW THE FUNDS INVEST: NVIT BOND INDEX FUND

Objective

The NVIT Bond Index Fund seeks to match the performance of the Barclays Capital U.S. Aggregate Bond Index (“Aggregate Bond Index”) as closely as possible before the deduction of Fund expenses. This objective can be changed without shareholder approval upon 60-days written notice to shareholders.

Principal Investment Strategies

The Fund employs a “passive” management approach, investing in a portfolio of assets whose performance is expected to match approximately the performance of the Aggregate Bond Index before the deduction of Fund expenses. This means that the Fund will buy or sell securities only when the Fund’s subadviser believes it necessary in order to match the performance of the Aggregate Bond Index, and not based on its economic, financial or market analysis. Under normal circumstances, the Fund invests at least 80% of its net assets in a statistically selected sampling of bonds and other fixed-income securities that are included in or correlated with the Aggregate Bond Index, as well as derivatives linked to that index. The Aggregate Bond Index is composed primarily of U.S. dollar-denominated investment grade bonds of different types, including:

•	corporate bonds issued by U.S. and foreign companies;
•	U.S. government securities;
•	mortgage-backed securities;
•	securities of foreign governments and their agencies and
•	securities of supranational entities, such as the World Bank.

The Fund does not necessarily invest in all of the bonds included in the index, or in the same weightings. The Fund may invest in bonds not included in the Aggregate Bond Index which are selected to reflect characteristics such as maturity, duration, or credit quality similar to the Aggregate Bond Index. The Fund also may trade securities in segments of the portfolio to the extent necessary to closely mirror the duration of corresponding segments of the Aggregate Bond Index. As a result, the Fund may have different levels of interest rate, credit or prepayment risks from the levels of risks in the index. Because the Fund may engage in active and frequent trading of portfolio securities, the Fund may have a higher portfolio turnover rate than that of other “index” funds.

The Fund usually invests a substantial portion of its assets in mortgage-backed securities, which may be either pass-through securities or collateralized mortgage obligations. The Fund may purchase securities on a when-issued basis, and it may also purchase or sell securities for delayed delivery. When entering into such a transaction, the Fund buys or sells securities with payment and delivery scheduled to take place in the future, enabling the Fund to lock in a favorable yield and price.

All fixed-income securities purchased are determined to be investment grade by a rating agency at the time of investment. The subadviser monitors any subsequent rating downgrade of a security to consider what action, if any, should be taken. Downgraded securities are not required to be sold.

Principal Risks

The Fund is subject to the same risks that apply to all mutual funds that invest in fixed-income securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. Further, the Fund’s portfolio managers may select securities that underperform the bond markets, the Fund’s benchmark or other mutual funds with similar investment objectives and strategies.

In addition, the Fund is subject to INTEREST RATE RISK, CREDIT RISK, LIQUIDITY RISK, PREPAYMENT AND CALL RISK, EXTENSION RISK, MORTGAGE-BACKED SECURITIES RISK, INDEX FUND RISK, FOREIGN SECURITIES RISK, DERIVATIVES RISK, and PORTFOLIO TURNOVER RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 23.

The Fund cannot guarantee that it will achieve its investment objective. If the value of the Fund’s investments goes down, you may lose money.

Temporary investments – the Fund generally will be fully invested in accordance with its objective and strategies. However, pending investment of cash balances, or in anticipation of possible redemptions, the Fund may invest without limit in cash or money market cash equivalents. The use of temporary investments therefore is not a principal investment strategy, as it prevents the Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.

Key Terms:

Derivative – a contract or investment the value of which is based on the performance of an underlying financial asset, index or economic measure.

Investment-grade – the four highest rating categories of nationally recognized statistical rating organizations, including Moody’s, Standard & Poor’s and Fitch.

U.S. government securities – are debt securities issued and/or guaranteed as to principal and interest by either the government, or by U.S. government agencies, U.S. government-sponsored enterprises and U.S. government instrumentalities. Securities issued or guaranteed directly by the U.S. government are supported by the full faith and credit of the United States. Securities issued or guaranteed by agencies or instrumentalities of the U.S. government, and enterprises sponsored by the U.S. government, are not direct obligations of the United States. Therefore, such securities may not be supported by the full faith and credit of the United States.

17

HOW THE FUNDS INVEST: NVIT BOND INDEX FUND (cont.)

Mortgage-backed securities – fixed-income securities that give the holder the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans, which in some cases are guaranteed by government agencies.

Maturity – is the date on which the principal amount of a security is required to be paid to investors.

Duration – is a measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Barclays Capital U.S. Aggregate Bond Index

The Barclays Capital U.S. Aggregate Bond Index is a market-weighted index comprising approximately 6,500 dollar-denominated investment grade bonds with maturities greater than one year. Barclays Capital selects bonds for the Aggregate Bond Index based on its criteria for the Index and does not evaluate whether any particular bond is an attractive investment. Barclays Capital may periodically update the Aggregate Bond Index, at which time there may be substantial changes in the composition of the Index. These composition changes may result in significant turnover in the Fund’s portfolio as the Fund attempts to mirror the changes. Individuals cannot invest directly in an index.

18

HOW THE FUNDS INVEST: NVIT INTERNATIONAL INDEX FUND

Objective

The NVIT International Index Fund seeks to match the performance of the MSCI Europe, Australasia and Far East Index (“MSCI EAFE® Index”) as closely as possible before the deduction of Fund expenses. This objective can be changed without shareholder approval upon 60-days written notice to shareholders.

Principal Investment Strategies

The Fund employs a “passive” management approach, investing in a portfolio of assets whose performance is expected to match approximately the performance of the MSCI EAFE® Index before the deduction of Fund expenses. This means that the Fund will buy or sell securities only when the Fund’s subadviser believes it necessary in order to match the performance of the MSCI EAFE® Index, and not based on its economic, financial or market analysis. Under normal circumstances, the Fund invests at least 80% of its net assets in a statistically selected sampling of equity securities of companies included in the MSCI EAFE® Index and in derivative instruments linked to the MSCI EAFE® Index, primarily futures contracts.

The Fund will, under normal circumstances, invest in all of the countries represented in the MSCI EAFE® Index. The Fund may not, however, invest in all of the companies within a country represented in the MSCI EAFE® Index, or in the same weightings as in the MSCI EAFE® Index. The Fund’s subadviser chooses investments so that the market capitalizations, industry weightings and other fundamental characteristics of the securities chosen are similar to the MSCI EAFE® Index as a whole.

The MSCI EAFE® Index is composed of equity securities of larger capitalization companies from various industries whose primary trading markets are in developed markets outside the United States. Companies included in the MSCI EAFE® Index are selected from among the larger capitalization companies in these markets. The countries currently included in the MSCI EAFE® Index are Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, The Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The country weightings are based on each country’s relative market capitalization, and not its gross domestic product, which means that the Index contains more companies from countries with larger capital markets (such as Japan and the United Kingdom), and these countries have the greatest effect on the Index’s performance. Individuals cannot invest directly in an index.

MSCI Barra chooses the stocks in the MSCI EAFE® Index based on factors including market capitalization, trading activity and the overall mix of industries represented in the Index, among other factors. The MSCI EAFE® Index is generally considered to broadly represent the performance of stocks traded in developed international markets. Inclusion of a stock in the MSCI EAFE® Index does not mean that MSCI Barra believes the stock to be an attractive investment. MSCI Barra may periodically update the MSCI EAFE® Index, at which time there may be substantial changes in the composition of the Index.

Principal Risks

The Fund is subject to the same risks that apply to all mutual funds that invest in equity securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. Further, the Fund’s portfolio managers may select securities that underperform the stock market, the Fund’s benchmark or other mutual funds with similar investment objectives and strategies.

In addition, the Fund is subject to STOCK MARKET RISK, FOREIGN SECURITIES RISK, INDEX FUND RISK and DERIVATIVES RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 23.

The Fund cannot guarantee that it will achieve its investment objective. If the value of the Fund’s investments goes down, you may lose money.

Temporary investments – the Fund generally will be fully invested in accordance with its objective and strategies. However, pending investment of cash balances, or in anticipation of possible redemptions, the Fund may invest without limit in cash or money market cash equivalents. The use of temporary investments therefore is not a principal investment strategy, as it prevents the Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.

Key Terms:

Equity securities – represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Derivative – a contract or investment the value of which is based on the performance of an underlying financial asset, index or economic measure.

Market capitalization – is a common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

19

HOW THE FUNDS INVEST: NVIT MID CAP INDEX FUND

Objective

The NVIT Mid Cap Index Fund seeks capital appreciation. This objective can be changed without shareholder approval upon 60-days written notice to shareholders.

Principal Investment Strategies

The Fund employs a “passive” management approach, investing in a portfolio of assets whose performance is expected to match approximately the performance of the Standard & Poor’s MidCap 400® Index (“S&P MidCap 400 Index”) before the deduction of Fund expenses. This means that the Fund will buy or sell securities only when the Fund’s subadviser believes it necessary in order to match the performance of the S&P MidCap 400 Index, and not based on its economic, financial or market analysis. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies included in the S&P MidCap 400 Index and in derivative instruments linked to the S&P MidCap 400 Index, primarily futures contracts.

The Fund does not necessarily invest in all of the securities included in the S&P MidCap 400 Index, or in the same weightings. The Fund’s portfolio manager chooses investments so that the market capitalizations, industry weightings and other fundamental characteristics of the securities chosen are similar to the S&P MidCap 400 Index as a whole. As of December 31, 2009, the market capitalizations of companies in the S&P MidCap 400 Index ranged from $260.0 million to $8.3 billion.

The S&P MidCap 400 Index is composed of 400 common stocks issued by U.S. mid-capitalization companies in a wide range of businesses and is generally considered to broadly represent the performance of publicly traded U.S. mid-capitalization stocks. The S&P MidCap 400 Index is a market-weighted index, which means that the stocks of the largest companies in the index have the greatest effect on its performance. Standard & Poor’s selects stocks for the S&P MidCap 400 Index based on a number of factors, including market capitalization, liquidity, financial viability and industry representation, and does not evaluate whether any particular stock is an attractive investment. Standard & Poor’s periodically updates the S&P MidCap 400 Index, at which time there may be substantial changes in the composition of the Index. Individuals cannot invest directly in an index.

Principal Risks

The Fund is subject to the same risks that apply to all mutual funds that invest in equity securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. Further, the Fund’s portfolio managers may select securities that underperform the stock market, the Fund’s benchmark or other mutual funds with similar investment objectives and strategies.

In addition, the Fund is subject to STOCK MARKET RISK, INDEX FUND RISK, MID-CAP RISK and DERIVATIVES RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 23.

The Fund cannot guarantee that it will achieve its investment objective. If the value of the Fund’s investments goes down, you may lose money.

Temporary investments – the Fund generally will be fully invested in accordance with its objective and strategies. However, pending investment of cash balances, or in anticipation of possible redemptions, the Fund may invest without limit in cash or money market cash equivalents. The use of temporary investments therefore is not a principal investment strategy, as it prevents the Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.

Key Terms:

Equity securities – represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Derivative – a contract or investment the value of which is based on the performance of an underlying financial asset, index or economic measure.

Market capitalization – is a common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

20

HOW THE FUNDS INVEST: NVIT S&P 500 INDEX FUND

Objective

The NVIT S&P 500 Index Fund seeks long-term capital appreciation. This objective can be changed without shareholder approval upon 60-days written notice to shareholders.

Principal Investment Strategies

The Fund employs a “passive” management approach, investing in a portfolio of assets whose performance is expected to match approximately the performance of the Standard & Poor’s 500® Index (“S&P 500 Index”) before the deduction of Fund expenses. This means that the Fund will buy or sell securities only when the Fund’s subadviser believes it necessary in order to match the performance of the S&P 500 Index, and not based on its economic, financial or market analysis. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies included in the S&P 500 Index and in derivative instruments linked to the S&P 500 Index, primarily futures contracts.

The Fund does not necessarily invest in all of the securities included in the S&P 500 Index, or in the same weightings. The Fund’s portfolio manager chooses investments so that the market capitalizations, industry weightings and other fundamental characteristics of the securities chosen are similar to the S&P 500 Index as a whole. As of December 31, 2009, the market capitalizations of companies in the S&P 500 Index ranged from $1.1 billion to $323.7 billion.

The S&P 500 Index is composed of approximately 500 common stocks selected by Standard & Poor’s, most of which are listed on the New York Stock Exchange or NASDAQ. The S&P 500 Index is generally considered to broadly represent the performance of publicly traded U.S. larger capitalization stocks, although a small part of the S&P 500 Index is made up of foreign companies that have a large U.S. presence. The S&P 500 Index is a market-weighted index, which means that the stocks of the largest companies in the index have the greatest effect on its performance.

Standard & Poor’s selects stocks for the S&P 500 Index based on a number of factors, including market capitalization, liquidity, financial viability and industry representation, and does not evaluate whether any particular stock is an attractive investment. Standard & Poor’s periodically updates the S&P 500 Index, at which time there may be substantial changes in the composition of the Index. Individuals cannot invest directly in an index.

Principal Risks

The Fund is subject to the same risks that apply to all mutual funds that invest in equity securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. Further, the Fund’s portfolio managers may select securities that underperform the stock market, the Fund’s benchmark or other mutual funds with similar investment objectives and strategies.

In addition, the Fund is subject to STOCK MARKET RISK, INDEX FUND RISK and DERIVATIVES RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 23.

The Fund cannot guarantee that it will achieve its investment objective. If the value of the Fund’s investments goes down, you may lose money.

Temporary investments – the Fund generally will be fully invested in accordance with its objective and strategies. However, pending investment of cash balances, or in anticipation of possible redemptions, the Fund may invest without limit in cash or money market cash equivalents. The use of temporary investments therefore is not a principal investment strategy, as it prevents the Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.

Key Terms:

Equity securities – represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Derivative – a contract or investment the value of which is based on the performance of an underlying financial asset, index or economic measure.

Market capitalization – is a common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

21

HOW THE FUNDS INVEST: NVIT SMALL CAP INDEX FUND

Objective

The NVIT Small Cap Index Fund seeks to match the performance of the Russell 2000® Index (“Russell 2000 Index”) as closely as possible before the deduction of Fund expenses. This objective can be changed without shareholder approval upon 60-days written notice to shareholders.

Principal Investment Strategies

The Fund employs a “passive” management approach, investing in a portfolio of assets whose performance is expected to match approximately the performance of the Russell 2000 Index before the deduction of Fund expenses. This means that the Fund will buy or sell securities only when the Fund’s subadviser believes it necessary in order to match the performance of the Russell 2000 Index, and not based on its economic, financial or market analysis. Under normal circumstances, the Fund invests at least 80% of its net assets in a statistically selected sampling of equity securities of companies included in the Russell 2000 Index and in derivative instruments linked to the Russell 2000 Index, primarily futures contracts.

The Fund does not necessarily invest in all of the securities included in the Russell 2000 Index, or in the same weightings. The Fund’s portfolio manager chooses investments so that the market capitalizations, industry weightings and other fundamental characteristics of the securities chosen are similar to the Russell 2000 Index as a whole. As of December 31, 2009, the market capitalizations of companies in the Russell 2000 Index ranged from $20.0 million to $5.6 billion.

The Russell 2000 Index is composed of the 1,001st through 3,000th largest U.S. companies by market capitalization, as determined by the Frank Russell Company. The Russell 2000 Index represents stocks issued by smaller U.S. companies in a wide range of businesses, and is generally considered to broadly represent the performance of publicly traded U.S. smaller-capitalization stocks. The Russell 2000 Index is a market-weighted index, which means that the stocks of the largest companies in the index have the greatest effect on its performance. Inclusion of a stock in the Russell 2000 Index does not mean that the Frank Russell Company believes the stock to be an attractive investment. Individuals cannot invest directly in an index.

The Frank Russell Company updates the Russell 2000 Index once annually, at which time there may be substantial changes in the composition of the index. Stocks of companies that merge, are acquired or otherwise cease to exist during the year are not replaced in the index until the annual update.

Principal Risks

The Fund is subject to the same risks that apply to all mutual funds that invest in equity securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. Further, the Fund’s portfolio managers may select securities that underperform the stock market, the Fund’s benchmark or other mutual funds with similar investment objectives and strategies.

In addition, the Fund is subject to STOCK MARKET RISK, SMALL-CAP RISK, INDEX FUND RISK and DERIVATIVES RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 23.

The Fund cannot guarantee that it will achieve its investment objective. If the value of the Fund’s investments goes down, you may lose money.

Temporary investments – the Fund generally will be fully invested in accordance with its objective and strategies. However, pending investment of cash balances, or in anticipation of possible redemptions, the Fund may invest without limit in cash or money market cash equivalents. The use of temporary investments therefore is not a principal investment strategy, as it prevents the Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.

Key Terms:

Equity securities – represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Derivative – a contract or investment the value of which is based on the performance of an underlying financial asset, index or economic measure.

Market capitalization is a common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

22

RISKS OF INVESTING IN THE FUNDS

As with all mutual funds, investing in Nationwide Funds involves certain risks. There is no guarantee that a Fund will meet its investment objective or that a Fund will perform as it has in the past. You may lose money if you invest in one or more Nationwide Funds.

The following information relates to the principal risks of investing in the Funds, as identified in the “Fund Summary” and “How the Funds Invest” sections for each Fund. A Fund may invest in or use other types of investments or strategies not shown below that do not represent principal strategies or raise principal risks. More information about these non-principal investments, strategies and risks is available in the Funds’ Statement of Additional Information (“SAI”).

Credit risk – a Fund has the risk that the issuer of a debt security will be unable to pay the interest or principal when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Changes in an issuer’s credit rating can adversely affect the value of a Fund’s investments. Obligations rated in the fourth-highest rating category by any rating agency are considered medium-grade securities. Medium-grade securities, although considered investment-grade, have speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-grade securities may be more vulnerable to adverse economic conditions or changing circumstances than issuers of higher-rated securities. High-yield bonds, which are rated below investment grade, are generally more exposed to credit risk than investment grade securities. Credit ratings do not provide assurance against default or other loss of money. If a security has not received a rating, the Fund must rely entirely on the credit assessment of the sub-adviser.

A corporate event such as a restructuring, merger, leveraged buyout, takeover, or similar action may cause a decline in market value of an issuer’s securities or credit quality of its bonds due to factors including an unfavorable market response or a resulting increase in the company’s debt. Added debt may significantly reduce the credit quality and market value of a company’s bonds, and may thereby affect the value of its equity securities as well.

U.S. government and U.S. government agency securities – neither the U.S. government nor its agencies guarantee the market value of their securities, and interest rate changes, prepayments and other factors may affect the value of government securities. Some of the securities purchased by a Fund are issued by the U.S. government, such as Treasury notes, bills and bonds, and Government National Mortgage Association (“GNMA”) pass-through certificates, and are backed by the “full faith and credit” of the U.S. government (the U.S. government has the power to tax its citizens to pay these debts) and are subject to little credit risk. Securities issued by U.S. government agencies, authorities or instrumentalities, such as the Federal Home Loan Banks, Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corporation (“FHLMC”), are neither issued nor guaranteed by the U.S. government. Although FNMA, FHLMC and the Federal Home Loan Banks are chartered by Acts of Congress, their securities are backed only by the credit of the respective instrumentality. Investors should remember that although certain government securities are guaranteed, market price and yield of the securities or net asset value and performance of the Funds are not guaranteed.

Derivatives risk – a derivative is a contract or investment the value of which is based on the performance of an underlying financial asset, index or other measure. For example, a futures contract is a derivative because its value changes in relation to the performance of an underlying index. Each of the Funds may invest in derivatives, primarily exchange-traded futures contracts. The use of these derivatives allows a Fund to increase or decrease exposure to its target index quickly, with less cost than buying or selling securities. Each Fund will invest in options, futures and other derivative investments in the following circumstances:

•	purchases of Fund shares increase;
•	to provide liquidity for redemptions of Fund shares and
•	to keep trading costs low.

In connection with the use of derivative instruments, a Fund may enter into short sales in order to adjust the weightings of particular securities represented in a derivative to more accurately reflect the securities’ weightings in the target index.

Derivatives present the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset or measure to which the derivative is linked changes in unexpected ways. Some risks of investing in derivatives include:

•	the other party to the derivatives contract may fail to fulfill its obligations;
•	their use may reduce liquidity and make a Fund harder to value, especially in declining markets;

•	a Fund may suffer disproportionately heavy losses relative to the amount invested;

•	when used for hedging purposes, changes in the value of derivatives may not match or fully offset changes in the value of the hedged portfolio securities, thereby failing to achieve the original purpose for using the derivatives; and

•	certain derivative instruments may require a Fund to maintain assets as “cover,” maintain segregated accounts, or make margin payments, which might impair the Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

Each Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (CEA) and, therefore, is not subject to

23

RISKS OF INVESTING IN THE FUNDS (cont.)

registration or regulation as a commodity pool operator under the CEA.

Extension risk – when interest rates rise, certain bond obligations will be paid off by the issuer more slowly than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as too low for a longer-term investment.

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities.

Foreign investments involve some of the following risks as well:

•	political and economic instability;
•	the impact of currency exchange rate fluctuations;
•	reduced information about issuers;
•	higher transaction costs;
•	less stringent regulatory and accounting standards and
•	delayed settlement.

Additional risks include the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities; the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investment in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls.

Foreign currencies – (NVIT International Index Fund) foreign securities may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates affect the value of a Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.

Foreign custody – a Fund that invests in foreign securities may hold such securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on a Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for a Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount a Fund can earn on its investments and typically results in a higher operating expense ratio for a Fund holding assets outside the United States.

Foreign government debt securities – (NVIT Bond Index Fund) a government entity may delay or refuse to pay interest or repay principal on its debt for reasons including cash flow problems, insufficient foreign currency reserves, political considerations, relative size of its debt position to its economy or failure to put into place economic reforms required by the International Monetary Fund. If a government entity defaults, it generally will ask for more time to pay or request further loans. There is no bankruptcy proceeding by which all or part of the debt securities that a government entity has not repaid may be collected.

Depositary receipts – (NVIT International Index Fund) investments in foreign securities may be in the form of depositary receipts, such as American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), which typically are issued by local financial institutions and evidence ownership of the underlying securities. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.

Index fund risk – the Funds do not use defensive strategies or attempt to reduce their exposures to poor performing securities. Therefore, in the event of a general market decline, a Fund’s value may fall more than the value of another mutual fund that does attempt to hedge against such market declines. Also, correlation between a Fund’s performance and that of its target index may be negatively affected by such factors as:

•	failure to fully replicate its target index;
•	changes in the composition of the target index;
•	the timing of purchase and redemption of the Fund’s shares and
•	the Fund’s operating expenses.

Unlike an index fund, an index has no operating or other expenses. As a result, even though an index fund attempts to track its target index as closely as possible, it will tend to underperform the index to some degree over time.

Interest rate risk – prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities. To the extent a Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates may cause the value of the Fund’s investments to decline significantly.

24

RISKS OF INVESTING IN THE FUNDS (cont.)

Inflation risk – prices of existing fixed-rate debt securities could decline due to inflation or the threat of inflation. Inflationary expectations are generally associated with higher prevailing interest rates, which normally lower the prices of existing fixed-rate debt securities. Because inflation reduces the purchasing power of income produced by existing fixed-rate securities, the prices at which these securities trade also will be reduced to compensate for the fact that the income they produce is worth less.

Liquidity risk – the risk that a Fund may invest to a greater degree in instruments that trade in lower volumes and may make investments that may be less liquid than other investments. Liquidity risk also includes the risk that a Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instruments at all. An inability to sell a portfolio position can adversely affect a Fund’s value or prevent a Fund from being able to take advantage of other investment opportunities. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell liquid securities at an unfavorable time and conditions. Funds that invest in non-investment grade fixed income securities, small- and mid-capitalization stocks, REITs and emerging country issuers will be especially subject to the risk that during certain periods, the liquidity of particular issuers or industries, or all securities within particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.

Mid-cap risk – see “Small- and mid-cap risk”

Mortgage-backed securities risk – these fixed-income securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. When interest rates fall, borrowers may refinance or otherwise repay principal on their loans earlier than scheduled. When this happens, certain types of mortgage-backed securities will be paid off more quickly than originally anticipated and a Fund will have to invest the proceeds in securities with lower yields. This risk is known as “prepayment risk.” When interest rates rise, certain types of mortgage-backed securities will be paid off more slowly than originally anticipated and the value of these securities will fall if the market perceives the securities’ interest rates to be too low for a longer-term investment. This risk is known as “extension risk.” Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other fixed-income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. Through its investments in mortgage-backed securities, including those issued by private lenders, a Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments to their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements. The risk of non-payment is greater for mortgage-backed securities issued by private lenders that contain subprime loans, but a level of risk exists for all loans.

Portfolio turnover risk – a higher portfolio turnover rate increases transaction costs and as a result may adversely impact a Fund’s performance and may increase share price volatility.

Prepayment and call risk – certain bonds will be paid off by the issuer more quickly than anticipated. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.

Small-and-mid-cap risk – in general, stocks of small- and mid-cap companies trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies or the market overall. Small- and mid-cap companies may have limited product lines or markets, be less financially secure than larger companies or depend on a smaller number of key personnel. If adverse developments occur, such as due to management changes or product failures, the Fund’s investment in a small- or mid-cap company may lose substantial value. Investing in small- and mid-cap companies requires a longer-term investment view and may not be appropriate for all investors.

Stock market risk – a Fund could lose value if the individual equity securities in which it has invested and/or the overall stock markets on which the stocks trade decline in price. Stocks and stock markets may experience short-term volatility (price fluctuation) as well as extended periods of price decline or little growth. Individual stocks are affected by many factors, including:

•	corporate earnings;
•	production;

•	management and

•	sales and market trends, including investor demand for a particular type of stock, such as growth or value stocks, small- or large-cap stocks, or stocks within a particular industry.

Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social

25

RISKS OF INVESTING IN THE FUNDS (cont.)

and political events, and the fluctuation of other stock markets around the world.

* * * * * *

Selective Disclosure of Portfolio Holdings

Each Fund posts onto the Internet site for the Trust (www.nationwide.com/mutualfunds) substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month, and remain available on the Internet site until the Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the Securities and Exchange Commission. A description of the Funds’ policies and procedures regarding the release of portfolio holdings information is available in the Funds’ SAI.

26

FUND MANAGEMENT

Investment Adviser

Nationwide Fund Advisors (“NFA” or the “Adviser”), 1000 Continental Drive, Suite 400, King of Prussia, Pennsylvania 19406, manages the investment of the Funds’ assets and supervises the daily business affairs of each Fund. Subject to the supervision of the Trust’s Board of Trustees (“Board of Trustees”), NFA also determines the allocation of Fund assets among one or more subadvisers and evaluates and monitors the performance of the subadvisers. NFA was organized in 1999 as an investment adviser for mutual funds. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory and subadvisory agreements for the Funds will be available in the Funds’ semiannual report to shareholders, which will cover the period January 1, 2010 to June 30, 2010.

Subadviser

Subject to the supervision of NFA and the Board of Trustees, a subadviser will manage all or a portion of a Fund’s assets in accordance with the Fund’s investment objective and strategies. With regard to the portion of the Fund assets allocated to it, each subadviser makes investment decisions for the Fund and, in connection with such investment decisions, places purchase and sell orders for securities. NFA pays each subadviser from the management fee it receives.

BLACKROCK INVESTMENT MANAGEMENT, LLC (“BLACKROCK”) is located at 800 Scudders Mill Road, Plainsboro, NJ 08536 and is the Funds’ subadviser. BlackRock is an indirect wholly owned subsidiary of BlackRock, Inc. BlackRock is a registered investment adviser and a commodity pool operator and was organized in 1999.

Management Fees

Each Fund pays NFA a management fee based on the Fund’s average daily net assets. The total management fee paid by each Fund for the fiscal year ended December 31, 2009, expressed as a percentage of the Fund’s average daily net assets and taking into account any applicable waivers or reimbursements, was as follows:

Fund	Actual Management Fee Paid
NVIT Bond Index Fund	0.22%

NVIT International Index Fund	0.27%

NVIT Mid Cap Index Fund	0.22%

NVIT S&P 500 Index Fund	0.13%

NVIT Small Cap Index Fund	0.20%

Portfolio Management

NVIT Bond Index Fund

The NVIT Bond Index Fund is managed by a team comprising Curtis Arledge and Matthew Marra. This team is jointly responsible for the day-to-day management of the Fund and the selection of the Fund’s investments.

Curtis Arledge is a Managing Director of and portfolio manager with BlackRock. Prior to joining BlackRock in 2008, Mr. Arledge was the Global Head of the Fixed Income Division of Wachovia Corporation from 2004 to 2008.

Matthew Marra is a Managing Director of and portfolio manager with BlackRock and is a member of BlackRock’s Fixed Income Portfolio Management Group. Mr. Marra’s primary responsibility is managing total return portfolios, with a sector emphasis on Treasury and Agency securities. Mr. Marra became part of the Portfolio Management Group in 1997. He joined BlackRock in 1995 as an analyst in the Portfolio Analytics Group.

NVIT International Index Fund, NVIT Mid Cap Index Fund, NVIT S&P 500 Index Fund and NVIT Small Cap Index Fund

Each Fund is managed by a team comprising Debra L. Jelilian and Edward Corallo. This team is responsible for the day-to-day management of the Funds and the selection of the Funds’ investments.

Ms. Jelilian is a Managing Director of BlackRock, which she joined in 2006. Ms. Jelilian is a member of BlackRock’s Quantitative Index Management Team. Prior to joining BlackRock, Ms. Jelilian was a Director of Merrill Lynch Investment Managers, L.P. from 1999 to 2006, and has been a member of the Fund’s management team since 2000.

Mr. Corallo is a Managing Director of BlackRock, which he joined in 2009. Prior to joining BlackRock, Mr. Corallo was a Principal of Barclay’s Global Investor from 1998 to 2009.

Additional Information about the Portfolio Managers

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund, if any.

Multi-Manager Structure

NFA and the Trust have received an exemptive order from the SEC for a multi-manager structure that allows NFA to hire, replace or terminate a subadviser (excluding hiring a subadviser which is an affiliate of NFA) without the approval of shareholders. The order also allows NFA to revise a subadvisory agreement with an unaffiliated subadviser with the approval of the Board of Trustees but without shareholder approval. If a new unaffiliated subadviser is hired for a Fund, shareholders will receive information about the new subadviser within 90 days of the change. The exemptive order allows the Funds greater flexibility enabling them to operate more efficiently.

NFA performs the following oversight and evaluation services to a subadvised Fund:

•	initial due diligence on prospective Fund subadvisers;

•	monitoring subadviser performance, including ongoing analysis and periodic consultations;

•	communicating performance expectations and evaluations to the subadvisers and

27

FUND MANAGEMENT (cont.)

•	making recommendations to the Board of Trustees regarding renewal, modification or termination of a subadviser’s contract.

NFA does not expect to frequently recommend subadviser changes. Where NFA does recommend subadviser changes, NFA periodically provides written reports to the Board of Trustees regarding its evaluation and monitoring of the subadviser. Although NFA monitors the subadviser’s performance, there is no certainty that any subadviser or Fund will obtain favorable results at any given time.

28

INVESTING WITH NATIONWIDE FUNDS

CHOOSING A SHARE CLASS

Shares of series of the Trust (the “Funds”) are currently sold to separate accounts of insurance companies, including Nationwide Life Insurance Company and its affiliated life insurance companies (collectively, “Nationwide”) to fund benefits payable under variable insurance contracts. The Trust currently issues Class I, Class II, Class III, Class IV, Class V, Class VI, Class VIII and Class Y shares. Each Fund offers only certain share classes; therefore, many share classes are not available for certain Funds.

Insurance companies, including Nationwide, that provide additional services entitling them to receive 12b-1 fees may sell Class II, Class VI and Class VIII shares. Class III, Class VI and Class VIII shares may be subject to a redemption fee as described below. Class Y shares are sold primarily to other mutual funds, such as “funds-of-funds” that invest in the Funds, including the NVIT Investor Destinations Funds and the NVIT Cardinal Funds. Class IV shares are sold only to separate accounts of Nationwide previously offering shares of the Market Street Fund portfolios (prior to April 28, 2003). Class V shares are currently sold to certain separate accounts of Nationwide to fund benefits payable under corporate owned life insurance (“COLI”) contracts.

Shares of the Funds are not sold to individual investors.

The separate accounts purchase shares of a Fund in accordance with variable account allocation instructions received from owners of the variable insurance contracts. A Fund then uses the proceeds to buy securities for its portfolio.

Because variable insurance contracts may have different provisions with respect to the timing and method of purchases and exchanges, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.

Please check with Nationwide to determine if a Fund is available under your variable insurance contract. This prospectus should be read in conjunction with the prospectus of the separate account of your specific variable insurance contract.

The Funds currently do not foresee any disadvantages to the owners of variable insurance contracts arising out of the fact that the Funds may offer their shares to the separate accounts of various other insurance companies to fund benefits of their variable insurance contracts. Nevertheless, the Board of Trustees will monitor events in order to identify any material irreconcilable conflicts which may arise (such as those arising from tax or other differences), and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in one or more of the Funds and shares of another fund may be substituted. This might force a Fund to sell its securities at disadvantageous prices.

The distributor for the Funds is Nationwide Fund Distributors LLC (“NFD” or the “Distributor”).

PURCHASE PRICE

The purchase price of each share of a Fund is its net asset value (“NAV”) next determined after the order is received in good order by the Fund or its agent. No sales charge is imposed on the purchase of a Fund’s shares; however, your variable insurance contract may impose a sales charge. Generally, net assets are based on the market value of the securities and other assets owned by a Fund, less its liabilities. The NAV for a class is determined by dividing the total market value of the securities and other assets of a Fund allocable to such class, less the liabilities allocable to that class, by the total number of that class’ outstanding shares.

NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) (“Exchange”) on each day the Exchange is open for trading. Each Fund may reject any order to buy shares and may suspend the sale of shares at any time.

The Funds do not calculate NAV on the following days:

•	New Year’s Day
•	Martin Luther King Jr. Day
•	Presidents’ Day
•	Good Friday
•	Memorial Day
•	Independence Day
•	Labor Day
•	Thanksgiving Day
•	Christmas Day
•	Other days when the Exchange is closed.

To the extent that a Fund’s investments are traded in markets that are open when the Exchange is closed, the value of the Fund’s investments may change on days when shares cannot be purchased or redeemed.

FAIR VALUATION

The Board of Trustees has adopted Valuation Procedures governing the method by which individual portfolio securities held by the Funds are valued in order to determine each Fund’s NAV. The Valuation Procedures provide that a Fund’s assets are valued primarily on the basis of market quotations or the last quoted bid price. Where such market quotations are unavailable, or such market quotations and bid prices are deemed by the Adviser to be unreliable, a Fair Valuation Committee, consisting of employees of the Adviser, meets to determine a manual “fair valuation” in accordance with the Valuation Procedures. In addition, the Fair Valuation Committee will “fair value” securities whose value is affected by a “significant event.” Pursuant to the Valuation Procedures, any “fair valuation” decisions are subject to the review of the Board of Trustees.

29

INVESTING WITH NATIONWIDE FUNDS (cont.)

A “significant event” is defined by the Valuation Procedures as an event that materially affects the value of a domestic or foreign security that occurs after the close of the principal market on which such security trades but before the calculation of the Fund’s NAV. Significant events that could affect individual portfolio securities may include corporate actions such as reorganizations, mergers and buy-outs, corporate announcements on earnings, significant litigation, regulatory news such as government approvals and news relating to natural disasters affecting an issuer’s operations. Significant events that could affect a large number of securities in a particular market may include significant market fluctuations, market disruptions or market closings, governmental actions or other developments or natural disasters or armed conflicts that affect a country or region.

Due to the time differences between the closings of the relevant foreign securities exchanges and the time that a Fund’s NAV is calculated, a Fund may fair value its foreign investments more frequently than it does other securities. When fair value prices are utilized, these prices will attempt to reflect the impact of the financial markets’ perceptions and trading activities on a Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair value pricing of foreign securities may occur on a daily basis, for instance, using data furnished by an independent pricing service that draws upon, among other information, the market values of foreign investments. Therefore, the fair values assigned to a Fund’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

By fair valuing a security whose price may have been affected by significant events or by news after the last market pricing of the security, the Funds attempt to establish a price that they might reasonably expect to receive upon the current sale of that security. These procedures are intended to help ensure that the prices at which Fund shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders. In the event a Fund values its securities using the procedures described above, the Fund’s NAV may be higher or lower than would have been the case if the Fund had not used its Valuation Procedures.

IN-KIND PURCHASES

Each Fund may accept payment for shares in the form of securities that are permissible investments for such Fund.

SELLING SHARES

Shares may be sold (redeemed) at any time, subject to certain restrictions described below. The redemption price is the NAV per share next determined after the order is received in good order by the Fund or its agent. Of course, the value of the shares redeemed may be more or less than their original purchase price depending upon the market value of a Fund’s investments at the time of the redemption.

Because variable insurance contracts may have different provisions with respect to the timing and method of redemptions, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.

RESTRICTIONS ON SALES

Shares of a Fund may not be redeemed or a Fund may delay paying the proceeds from a redemption when the Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or an emergency exists (as determined by the Securities and Exchange Commission (“SEC”)).

If the insurance company issuing the variable insurance contract is willing to provide notice to investors, a Fund may delay forwarding the proceeds of your redemption for up to 7 days after receipt of such redemption request. Such request may be delayed if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund.

EXCESSIVE OR SHORT-TERM TRADING

Each Fund seeks to discourage excessive or short-term trading (often described as “market timing”). Excessive trading (either frequent exchanges between Funds or redemptions and repurchases of Funds within a short time period) may:

•	disrupt portfolio management strategies;
•	increase brokerage and other transaction costs and
•	negatively impact Fund performance for all variable insurance contract owners indirectly investing in a Fund.

A Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number and frequency of trades in Fund shares and other factors. Funds that invest in foreign securities may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by the Funds based on events occurring after the close of a foreign market that may not be reflected in the Fund’s NAV (referred to as “arbitrage market timing”). Arbitrage

30

INVESTING WITH NATIONWIDE FUNDS (cont.)

market timing may also be attempted in funds that hold significant investments in small-cap securities, high-yield (junk) bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices. The Board of Trustees has adopted and implemented policies and procedures to detect, discourage and prevent excessive short-term trading in all classes of the Funds and does not accommodate such excessive short-term trading. These procedures are described below. In addition, Class III, Class VI and Class VIII shares of the Funds, with their associated redemption fees, were established specifically for use with newer variable insurance contracts where state law may prohibit the application of new fees to already existing contracts.

MONITORING OF TRADING ACTIVITY

It is difficult for the Funds to monitor short-term trading because the insurance companies that issue variable insurance contracts that invest in the Funds typically aggregate the trades of all of their respective contract holders into a single purchase, redemption or exchange transaction. Additionally, most insurance companies combine all of their contract holders’ investments into a single omnibus account in each Fund. Therefore, the Funds typically cannot identify, and thus cannot successfully prevent, short-term trading by an individual contract holder within that aggregated trade or omnibus account but must rely instead on the insurance company to monitor its individual contract holder trades to identify individual short-term traders.

Subject to the above-described limitations, each Fund does, however, monitor significant cash flows into and out of the Fund and, when unusual cash flows are identified, will request that the applicable insurance company investigate the activity, inform the Fund whether or not short-term trading by an individual contract holder is occurring and take steps to prevent future short-term trades by such contract holder.

With respect to the Nationwide variable insurance contracts which offer the Funds, Nationwide monitors redemption and repurchase activity, and as a general matter, Nationwide currently limits the number and frequency of trades as set forth in the Nationwide separate account prospectus. Other insurance companies may employ different policies or provide different levels of cooperation in monitoring trading activity and complying with Fund requests.

RESTRICTIONS ON TRANSACTIONS

As described above, each insurance company has its own policies and restrictions on short-term trading. Additionally, the terms and restrictions on short-term trading may vary from one variable insurance contract to another even among those contracts issued by the same insurance company. Therefore, contract holders should consult their own variable insurance contract for the specific short-term trading periods and restrictions.

Whenever a Fund is able to identify short-term trades and or traders, such Fund has broad authority to take discretionary action against market timers and against particular trades and uniformly will apply the short-term trading restrictions to all such trades which that Fund identifies. As described above, however, the Fund typically requires the assistance of the insurance company to identify such short-term trades and traders. In the event the Fund cannot identify and prevent such trades, these may result in increased costs to all Fund shareholders as described below. When identified, a Fund has sole discretion to:

•	restrict purchases or exchanges that it or its agents believe constitute excessive trading and

•	reject purchases or exchanges that violate a Fund’s excessive trading policies or its exchange limits.

REDEMPTION FEES

Because of the potential costs to a Fund from short-term trading, those Funds that offer Class III, Class VI and Class VIII shares have adopted redemption fees in an effort to minimize, as fully as possible, the impact short-term trading in those share classes may have on the costs that affect all classes of shares and shareholders in the Funds. Accordingly, the Funds will assess a redemption fee uniformly on certain transactions in Class III, Class VI and Class VIII shares that a separate account makes on behalf of a variable insurance contract owner unless an exception applies as enumerated below. A separate account that redeems Class III, Class VI or Class VIII shares on behalf of a variable insurance contract owner will be subject to a redemption fee equal to 1.00% of the redemption amount if the separate account held the Class III, Class VI or Class VIII shares for 60 days or less. For this purpose, if Class III, Class VI or Class VIII shares were purchased on separate days, the shares that were held for the longest time on behalf of the variable insurance contract owner will be treated as having been redeemed first and the Class III, Class VI or Class VIII shares that were held for the shortest time on behalf of the variable insurance contract owner as having been redeemed last.

The redemption fees are deducted from the proceeds of the redemption of the affected Fund shares. Redemption fees are paid directly to a Fund, and are intended to offset the cost to that Fund and its other contract owners of the excess brokerage commissions and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading in shares subject to the fees. There is no guarantee that these fees will completely offset the costs associated with short-term trading. In addition, to the extent

31

INVESTING WITH NATIONWIDE FUNDS (cont.)

that short-term trading in a Fund occurs in a variable insurance contract that offers one of the classes of shares without a redemption fee, all contract owners in the Fund may be negatively affected by such short-term trading and its related costs. This redemption fee will not apply to redemptions made by a separate account on behalf of a variable insurance contract owner that are not defined by a Fund as “short-term trading.” These exceptions include, but are not limited to, the redemptions made by the separate account for the following variable insurance contract owner transactions:

•	scheduled and systematic redemptions, including asset rebalancing and dollar-cost averaging;
•	variable insurance contract withdrawals or loans, including required minimum distributions and
•	redemptions due to the movement of funds at annuitization of a variable insurance contract or resulting from the death of a variable insurance contract owner.

DISTRIBUTION AND SERVICES PLANS

Because these fees are paid out of a Fund’s assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of charges.

Distribution Plan

In addition to expenses that may be imposed by variable insurance contracts, the Trust has adopted a Distribution Plan under Rule 12b-1 of the 1940 Act, which permits the Funds to compensate the Distributor for expenses associated with distributing and selling Class II, Class VI and Class VIII shares of a Fund and providing shareholder services. Under the Distribution Plan, a Fund pays the Distributor from its Class II, Class VI or Class VIII shares a fee that is accrued daily and paid monthly. The amount of this fee shall not exceed an annual amount of 0.25% of the average daily net assets of a Fund’s Class II or Class VI shares and 0.40% of the average daily net assets of a Fund’s Class VIII shares. The Distribution Plan may be terminated at any time as to any share class of a Fund, without payment of any penalty, by a vote of a majority of the outstanding voting securities of that share class.

Administrative Services Plan

In addition to 12b-1 fees, shares of the Funds are also subject to fees pursuant to an Administrative Services Plan adopted by the Board of Trustees. These fees are paid by a Fund to insurance companies or their affiliates who provide administrative support services to variable insurance contract holders on behalf of the Funds. Under the Administrative Services Plan, a Fund may pay an insurance company or its affiliate a maximum annual fee of 0.25% with respect to Class I, Class II, Class III, Class VI and Class VIII shares, 0.20% with respect to Class IV shares, and 0.10% with respect to Class V shares; however, many insurance companies do not charge the maximum permitted fee or even a portion thereof. Class Y shares do not pay an administrative services fee.

For the year ended December 31, 2009, administrative services fees for the Funds were as follows:

NVIT Bond Index Fund Class II shares was 0.15%.

NVIT International Index Fund Class II, Class VI and Class VIII shares were 0.15%, 0.15% and 0.15%, respectively.

NVIT Mid Cap Index Fund Class I, Class II and Class III shares were 0.15%, 0.15% and 0.15%, respectively.

NVIT S&P 500 Index Fund Class I, Class II and Class IV shares were 0.15%, 0.15% and 0.10%, respectively.

NVIT Small Cap Index Fund Class II shares was 0.15%.

REVENUE SHARING

NFA and/or its affiliates (collectively “Nationwide Funds Group” or “NFG”) often make payments for marketing, promotional or related services provided by:

•	insurance companies that offer subaccounts in the Funds as underlying investment options in variable annuity contracts or
•	broker-dealers and other financial intermediaries that sell variable insurance contracts that include such investment options.

These payments are often referred to as “revenue sharing payments.” The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the insurance company, broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a recommended or preferred list, access to an intermediary’s personnel and other factors. Revenue sharing payments are paid from NFG’s own legitimate profits and other of its own resources (not from the Funds) and may be in addition to any Rule 12b-1 payments that are paid by the Funds. The Board of Trustees will monitor these revenue sharing arrangements as well as the payment of advisory fees paid by the Funds to ensure that the level of such advisory fees do not involve the indirect use of the Funds’ assets to pay for marketing, promotional or related services. Because revenue sharing payments are paid by NFG, and not from the Funds’ assets, the amount of any revenue sharing payments is determined by NFG.

In addition to the revenue sharing payments described above, NFG may offer other incentives to sell variable insurance contract subaccounts in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary’s personnel, and/or entertainment or meals. These payments may also include, at the direction of a

32

INVESTING WITH NATIONWIDE FUNDS (cont.)

retirement plan’s named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.

The recipients of such incentives may include:

•	the Distributor and other affiliates of NFA;
•	broker-dealers and other financial intermediaries that sell such variable insurance contracts and
•	insurance companies, such as Nationwide, that include shares of the Funds as underlying subaccount options.

Payments may be based on current or past sales of subaccounts investing in shares of the Funds, current or historical assets, or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an insurance company or intermediary or their employees or associated persons to:

•	recommend a particular variable insurance contract or specific subaccounts representing shares of a Fund instead of recommending options offered by competing insurance companies or
•	sell shares of a Fund instead of shares of funds offered by competing fund families.

Notwithstanding the revenue sharing payments described above, NFA and all subadvisers to the Trust are prohibited from considering a broker-dealer’s sale of any of the Trust’s shares, or the inclusion of the Trust’s shares in an insurance contract provided by an insurance affiliate of the broker-dealer, in selecting such broker-dealer for the execution of Fund portfolio transactions, except as may be specifically permitted by law.

Fund portfolio transactions nevertheless may be affected with broker-dealers who coincidentally may have assisted customers in the purchase of variable insurance contracts that feature subaccounts in the Funds’ shares issued by Nationwide Life Insurance Company or Nationwide Life & Annuity Insurance Company, affiliates of NFA, although neither such assistance nor the volume of shares sold of the Trust or any affiliated investment company is a qualifying or disqualifying factor in NFA’s or a subadviser’s selection of such broker-dealer for portfolio transaction execution.

The insurance company that provides your variable insurance contract may also make similar revenue sharing payments to broker-dealers and other financial intermediaries in order to promote the sale of such insurance contracts. Contact your insurance provider and/or financial intermediary for details about revenue sharing payments it may pay or receive.

Additional Information about Fees and Expenses

The fees and expenses in the Fees and Expenses table of each Fund Summary are based on average annual net assets as of the fiscal year ended December 31, 2009, and do not reflect any change in expense ratios resulting from a change in assets under management since December 31, 2009. A decline in a Fund’s average net assets during the current fiscal year, as a result of market volatility or other factors, could cause a Fund’s expense ratio to be higher than the fees and expenses shown. Significant declines in a Fund’s net assets will increase your Fund’s total expense ratio, likely significantly. A Fund with a higher expense ratio means you could pay more if you buy or hold shares of the Fund. Annualized expense ratios for the six-month period ending June 30, 2010 and the fiscal year ending December 31, 2010 will be available in each Fund’s Semiannual report and annual report, respectively, which will be available on www.nationwide.com/mutualfunds.

33

DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

Each Fund has qualified, or intends to qualify, to be treated as a regulated investment company under the Internal Revenue Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes. Each of the Funds expects to declare and distribute all of its net investment income, if any, as dividends quarterly in the form of additional shares of the Fund. Each Fund will distribute net realized capital gains, if any, at least annually. A Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The Funds automatically reinvest any capital gains. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gains distribution.

TAX STATUS

Shares of the Funds must be purchased through separate accounts used to fund variable insurance contracts. As a result, it is anticipated that any income dividends or capital gains distributed by a Fund will be exempt from current taxation by contract holders if left to accumulate within a separate account. Withdrawals from such contracts may be subject to ordinary income tax plus a 10% penalty tax if made before age 59 1/2. Investors should ask their own tax advisors for more information on their tax situation, including possible state or local taxes. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which shares of the Funds are offered.

Please refer to the Statement of Additional Information for more information regarding the tax treatment of the Funds.

This discussion of “Distributions and Taxes” is not intended or written to be used as tax advice. Contract owners should consult their own tax professional about their tax situation.

34

FINANCIAL HIGHLIGHTS: NVIT BOND INDEX FUND

The financial highlights tables are intended to help you understand the Fund’s financial performance for the past five years ended December 31 or, if the Fund or a class has not been in operation for five years, for the life of that Fund or class. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). THE TOTAL RETURNS DO NOT INCLUDE CHARGES THAT ARE IMPOSED BY VARIABLE INSURANCE CONTRACTS. IF THESE CHARGES WERE REFLECTED, RETURNS WOULD BE LOWER THAN THOSE SHOWN. Information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Trust’s annual reports, which are available upon request.

Selected Data for Each Share of Capital Outstanding

		Operations			Distributions					Ratios/Supplemental Data
Ratio of
			Net									Ratio	Expenses
			Realized									of Net	(Prior to
	Net Asset		and								Ratio of	Investment	Reimburse-
	Value,	Net	Unrealized		Net	Net		Net Asset		Net Assets	Expenses	Income to	ments) to
	Beginning	Investment	Gains from	Total from	Investment	Realized	Total	Value, End	Total	at End of	to Average	Average	Average Net	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)	Period	Net Assets (b)	Net Assets (b)	Assets (b)(c)	Turnover

Class Y Shares (d)
Year Ended December 31, 2009 (e)	$10.09	0.42	0.15	0.57	(0.44)	(0.01)	(0.45)	$10.21	5.77%	$1,464,906,855	0.31%	4.17%	0.31%	143.71	%(g)
Year Ended December 31, 2008	$10.15	0.47	—	0.47	(0.46)	(0.07)	(0.53)	$10.09	4.74%	$1,366,814,698	0.32%	4.60%	0.32%	66.57%
Period Ended December 31, 2007 (f)	$10.00	0.35	0.14	0.49	(0.34)	—	(0.34)	$10.15	4.99%	$1,561,586,156	0.29%	5.06%	0.29%	166.82%

Amounts designated as “—” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.

(b)	Annualized for periods less than one year.

(c)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(d)	Effective May 1, 2008, Class ID Shares were renamed Class Y Shares.

(e)	Per share calculations were performed using average shares method.

(f)	For the period from April 20, 2007 (commencement of operations) through December 31, 2007.

(g)	The amount shown includes the effect of mortgage dollar roll transactions while the prior year amounts did not include the effect of mortgage dollar roll transactions. In the prior years, had mortgage dollar roll transactions been included, the portfolio turnover would have increased.

35

FINANCIAL HIGHLIGHTS: NVIT INTERNATIONAL INDEX FUND

Selected Data for Each Share of Capital Outstanding

		Operations			Distributions					Ratios/Supplemental Data
			Net										Ratio of
			Realized									Ratio	Expenses
			and									of Net	(Prior to
	Net Asset		Unrealized								Ratio of	Investment	Reimburse-
	Value,	Net	Gains		Net	Net		Net Asset		Net Assets	Expenses	Income to	ments) to
	Beginning	Investment	(Losses) from	Total from	Investment	Realized	Total	Value, End	Total	at End of	to Average	Average	Average Net	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)	Period	Net Assets (b)	Net Assets (b)	Assets (b)(c)	Turnover (d)
Class II Shares
Year Ended December 31, 2009 (e)	$6.47	0.16	1.67	1.83	(0.19)	—	(0.19)	$8.11	28.58%	$19,971,187	0.77%	2.24%	0.77%	4.25%
Year Ended December 31, 2008 (e)	$11.63	0.28	(5.25)	(4.97)	(0.18)	(0.01)	(0.19)	$6.47	(43.11)%	$8,121,114	0.80%	3.01%	0.80%	5.50%
Year Ended December 31, 2007 (e)	$10.82	0.17	0.86	1.03	(0.19)	(0.03)	(0.22)	$11.63	9.40%	$18,733,442	0.76%	1.63%	0.78%	36.09%
Period Ended December 31, 2006 (e)(f)	$10.00	0.12	0.82	0.94	(0.12)	—	(0.12)	$10.82	9.57%	$1,095	0.76%	1.83%	1.29%	10.94%

Class VI Shares
Year Ended December 31, 2009 (e)	$6.46	0.16	1.67	1.83	(0.19)	—	(0.19)	$8.10	28.62%	$1,925,332	0.79%	2.31%	0.79%	4.25%
Year Ended December 31, 2008 (e)	$11.62	0.26	(5.23)	(4.97)	(0.18)	(0.01)	(0.19)	$6.46	(43.11)%	$1,258,425	0.75%	2.93%	0.89%	5.50%
Year Ended December 31, 2007 (e)	$10.81	0.19	0.84	1.03	(0.19)	(0.03)	(0.22)	$11.62	9.50%	$1,739,262	0.80%	1.97%	0.88%	36.09%
Period Ended December 31, 2006 (e)(f)	$10.00	0.07	0.86	0.93	(0.12)	—	(0.12)	$10.81	9.42%	$350,392	0.76%	1.25%	1.13%	10.94%

Class VIII Shares
Year Ended December 31, 2009 (e)	$6.46	0.16	1.66	1.82	(0.18)	−	(0.18)	$8.10	28.61%	$14,978,079	0.82%	2.22%	0.82%	4.25%
Year Ended December 31, 2008 (e)	$11.61	0.28	(5.24)	(4.96)	(0.18)	(0.01)	(0.19)	$6.46	(43.09)%	$8,345,491	0.76%	3.00%	0.77%	5.50%
Year Ended December 31, 2007 (e)	$10.80	0.18	0.83	1.01	(0.17)	(0.03)	(0.20)	$11.61	9.39%	$15,887,449	0.82%	1.87%	0.91%	36.09%
Period Ended December 31, 2006 (e)(f)	$10.00	0.07	0.85	0.92	(0.12)	—	(0.12)	$10.80	9.30%	$5,030,724	0.88%	0.98%	1.35%	10.94%

Class Y Shares (g)
Year Ended December 31, 2009 (e)	$6.48	0.19	1.67	1.86	(0.22)	—	(0.22)	$8.12	29.07%	$1,000,971,023	0.37%	2.76%	0.37%	4.25%
Year Ended December 31, 2008 (e)	$11.65	0.24	(5.18)	(4.94)	(0.22)	(0.01)	(0.23)	$6.48	(42.87)%	$575,324,463	0.37%	2.85%	0.38%	5.50%
Year Ended December 31, 2007 (e)	$10.83	0.20	0.87	1.07	(0.22)	(0.03)	(0.25)	$11.65	9.89%	$264,417,580	0.36%	2.15%	0.44%	36.09%
Period Ended December 31, 2006 (e)(f)	$10.00	0.14	0.83	0.97	(0.14)	—	(0.14)	$10.83	9.83%	$43,912,307	0.37%	2.21%	0.62%	10.94%

Amounts designated as “—” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.

(c)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	For the period from May 1, 2006 (commencement of operations) through December 31, 2006.
(g)	Effective May 1, 2008, Class ID Shares were renamed Class Y Shares.

36

FINANCIAL HIGHLIGHTS: NVIT MID CAP INDEX FUND

Selected Data for Each Share of Capital Outstanding

		Operations			Distributions					Ratios/Supplemental Data
			Net										Ratio of
			Realized									Ratio	Expenses
			and									of Net	(Prior to
	Net Asset		Unrealized								Ratio of	Investment	Reimburse-
	Value,	Net	Gains		Net	Net		Net Asset		Net Assets	Expenses	Income to	ments) to
	Beginning	Investment	(Losses) from	Total from	Investment	Realized	Total	Value, End	Total	at End of	to Average	Average	Average Net	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)	Period	Net Assets (b)	Net Assets (b)	Assets (b)(c)	Turnover (d)

Class I Shares
Year Ended December 31, 2009 (e)	$11.25	0.15	3.94	4.09	(0.12)	(0.40)	(0.52)	$14.82	36.76%	$296,275,777	0.45%	1.23%	0.45%	22.52%
Year Ended December 31, 2008	$19.18	0.21	(6.83)	(6.62)	(0.21)	(1.10)	(1.31)	$11.25	(36.46)%	$250,979,592	0.44%	1.22%	0.44%	24.70%
Year Ended December 31, 2007	$18.59	0.27	1.16	1.43	(0.27)	(0.57)	(0.84)	$19.18	7.56%	$479,738,690	0.46%	1.34%	0.47%	23.90%
Year Ended December 31, 2006	$17.36	0.21	1.48	1.69	(0.21)	(0.25)	(0.46)	$18.59	9.89%	$548,012,004	0.50%	1.17%	0.50% (f)	13.76%
Year Ended December 31, 2005	$16.61	0.16	1.82	1.98	(0.18)	(1.05)	(1.23)	$17.36	12.10%	$576,338,849	0.55%	0.93%	0.55% (f)	19.32%

Class II Shares
Year Ended December 31, 2009 (e)	$11.20	0.12	3.93	4.05	(0.09)	(0.40)	(0.49)	$14.76	36.50%	$12,669,285	0.70%	0.99%	0.70%	22.52%
Year Ended December 31, 2008	$19.11	0.18	(6.81)	(6.63)	(0.18)	(1.10)	(1.28)	$11.20	(36.61)%	$11,279,926	0.64%	1.02%	0.64%	24.70%
Year Ended December 31, 2007	$18.53	0.23	1.16	1.39	(0.24)	(0.57)	(0.81)	$19.11	7.37%	$20,694,631	0.62%	1.17%	0.62%	23.90%
Year Ended December 31, 2006	$17.30	0.19	1.47	1.66	(0.18)	(0.25)	(0.43)	$18.53	9.74%	$21,522,029	0.66%	1.01%	0.66% (f)	13.76%
Year Ended December 31, 2005	$16.56	0.13	1.81	1.94	(0.15)	(1.05)	(1.20)	$17.30	11.90%	$21,512,149	0.72%	0.76%	0.72% (f)	19.32%

Class Y Shares
Year Ended December 31, 2009 (e)	$11.25	0.17	3.94	4.11	(0.14)	(0.40)	(0.54)	$14.82	36.96%	$744,821,020	0.30%	1.34%	0.30%	22.52%
Year Ended December 31, 2008	$19.18	0.23	(6.83)	(6.60)	(0.23)	(1.10)	(1.33)	$11.25	(36.38)%	$541,354,715	0.31%	1.36%	0.31%	24.70%
Year Ended December 31, 2007	$18.59	0.03	1.18	1.46	(0.30)	(0.57)	(0.87)	$19.18	7.74%	$861,468,698	0.29%	1.28%	0.29%	23.90%
Period Ended December 31, 2006 (g)	$18.88	0.16	(0.01)	0.15	(0.19)	(0.25)	(0.44)	$18.59	0.94%	$153,172,267	0.31%	1.38%	0.31% (f)	13.76%

(a)	Not annualized for periods less than one year.

(b)	Annualized for periods less than one year.

(c)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(e)	Per share calculations were performed using average shares method.

(f)	There were no fee reductions during the period.

(g)	For the period from May 1, 2006 (commencement of operations) through December 31, 2006.

37

FINANCIAL HIGHLIGHTS: NVIT S&P INDEX FUND

Selected Data for Each Share of Capital Outstanding

		Operations			Distributions				Ratios/Supplemental Data
			Net									Ratio of
			Realized								Ratio	Expenses
			and								of Net	(Prior to
	Net Asset		Unrealized							Ratio of	Investment	Reimburse-
	Value,	Net	Gains		Net		Net Asset		Net Assets	Expenses	Income to	ments) to
	Beginning	Investment	(Losses) from	Total from	Investment	Total	Value, End	Total	at End of	to Average	Average	Average Net	Portfolio
	of Period	Income	Investments	Operations	Income	Distributions	of Period	Return (a)	Period	Net Assets (b)	Net Assets (b)	Assets (b)(c)	Turnover (d)
Class IV Shares
Year Ended December 31, 2009 (e)	$6.28	0.15	1.47	1.62	(0.15)	(0.15)	$7.75	26.22%	$159,219,298	0.33%	2.30%	0.33%	11.47%
Year Ended December 31, 2008	$10.22	0.17	(3.95)	(3.78)	(0.16)	(0.16)	$6.28	(37.29)%	$144,568,725	0.34%	1.99%	0.34% (f)	5.47%
Year Ended December 31, 2007	$9.88	0.19	0.32	0.51	(0.17)	(0.17)	$10.22	5.11%	$255,677,256	0.32%	1.77%	0.32% (f)	4.93%
Year Ended December 31, 2006	$8.71	0.17	1.15	1.32	(0.15)	(0.15)	$9.88	15.32%	$270,585,372	0.31%	1.80%	0.38%	5.40%
Year Ended December 31, 2005	$8.45	0.14	0.26	0.40	(0.14)	(0.14)	$8.71	4.75%	$265,571,021	0.28%	1.58%	0.47%	4.29%

Class Y Shares
Year Ended December 31, 2009 (e)	$6.28	0.16	1.46	1.62	(0.16)	(0.16)	$7.74	26.19%	$1,922,248,342	0.22%	2.40%	0.22%	11.47%
Year Ended December 31, 2008	$10.21	0.18	(3.94)	(3.76)	(0.17)	(0.17)	$6.28	(37.15)%	$1,477,720,654	0.22%	2.12%	0.22% (f)	5.47%
Year Ended December 31, 2007	$9.88	0.18	0.33	0.51	(0.18)	(0.18)	$10.21	5.13%	$2,217,327,968	0.20%	1.87%	0.20% (f)	4.93%
Period Ended December 31, 2006 (g)	$9.15	0.13	0.72	0.85	(0.12)	(0.12)	$9.88	9.42%	$282,751,481	0.23%	1.99%	0.23%	5.40%

(a)	Not annualized for periods less then one year.

(b)	Annualized for periods less than one year.

(c)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(e)	Per share calculations were performed using average shares method.

(f)	There were no fee reductions during the period.

(g)	For the period from May 1, 2006 (commencement of operations) through December 31, 2006.

38

FINANCIAL HIGHLIGHTS: NVIT SMALL CAP INDEX FUND

Selected Data for Each Share of Capital Outstanding

		Operations			Distributions					Ratios/Supplemental Data
			Net											Ratio of
			Realized										Ratio	Expenses
			and										of Net	(Prior to
	Net Asset		Unrealized									Ratio of	Investment	Reimburse-
	Value,	Net	Gains		Net	Net			Net Asset		Net Assets	Expenses	Income to	ments) to
	Beginning	Investment	(Losses) from	Total from	Investment	Realized	Return of	Total	Value, End	Total	at End of	to Average	Average	Average Net	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Capital	Distributions	of Period	Return (a)	Period	Net Assets (b)	Net Assets (b)	Assets (b)(c)	Turnover

Class Y Shares (f)
Year Ended December 31, 2009 (d)	$6.00	0.08	1.53	1.61	(0.07)	—	—	(0.07)	$7.54	26.95%	$289,888,931	0.30%	1.28%	0.30%	30.26%
Year Ended December 31, 2008	$9.30	0.10	(3.22)	(3.12)	(0.09)	(0.09)	—	(0.18)	$6.00	(34.01)%	$208,119,715	0.30%	1.19%	0.31%	29.74%
Period Ended December 31, 2007 (e)	$10.00	0.11	(0.70)	(0.59)	(0.11)	—	—	(0.11)	$9.30	(5.97)%	$343,269,405	0.27%	1.55%	0.28%	21.78%

Amounts designated as “—” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.

(b)	Annualized for periods less than one year.

(c)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(d)	Per share calculations were performed using average shares method.

(e)	For the period from April 13, 2007 (commencement of operations) through December 31, 2007.

(f)	Effective May 1, 2008, Class ID Shares were renamed Class Y Shares.

39

This page intentionally left blank

Information from Nationwide Funds

Please read this prospectus before you invest, and keep it with your records. This prospectus is intended for use in connection with variable insurance contracts. The following documents – which may be obtained free of charge – contain additional information about the Funds:

•	Statement of Additional Information (incorporated by reference into this prospectus)

•	Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year)

•	Semiannual Reports

To obtain a document free of charge, to request other information about the Funds, or to make other inquiries to the Funds, call 800-848-6331, visit www.nationwide.com/mutualfunds or contact your variable insurance provider.

Information from the Securities and Exchange Commission (“SEC”)

You can obtain copies of Fund documents from the SEC (the SEC charges a fee to copy any documents except when accessing Fund documents directly on the SEC’s EDGAR database):

•	on the SEC’s EDGAR database via the Internet at www.sec.gov

•	by electronic request to publicinfo@sec.gov

•	in person at the SEC’s Public Reference Room in Washington, D.C. (call 202-551-8090 for their hours of operation)

•	by mail by sending your request to Securities and Exchange Commission Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102.

Nationwide Funds Group
1000 Continental Drive, Suite 400
King of Prussia, PA 19406

The Trust’s Investment Company Act File No.: 811-3213

Nationwide, Nationwide Financial, the Nationwide framemark, Nationwide Funds,
Nationwide Funds Group and On Your Side are service marks of
Nationwide Mutual Insurance Company.

NPR-IDX (5/10)	© 2010 Nationwide Funds Group. All rights reserved.

Nationwide Variable Insurance Trust
Prospectus May 1, 2010

Fund and Class
NVIT Cardinalsm Aggressive Fund Class I

NVIT Cardinalsm Aggressive Fund Class II

NVIT Cardinalsm Moderately Aggressive Fund Class I

NVIT Cardinalsm Moderately Aggressive Fund Class II

NVIT Cardinalsm Capital Appreciation Fund Class I

NVIT Cardinalsm Capital Appreciation Fund Class II

NVIT Cardinalsm Moderate Fund Class I

NVIT Cardinalsm Moderate Fund Class II

NVIT Cardinalsm Balanced Fund Class I

NVIT Cardinalsm Balanced Fund Class II

NVIT Cardinalsm Moderately Conservative Fund Class I

NVIT Cardinalsm Moderately Conservative Fund Class II

NVIT Cardinalsm Conservative Fund Class I

NVIT Cardinalsm Conservative Fund Class II

The Securities and Exchange Commission has not approved or disapproved these Funds’ shares or determined whether this Prospectus is complete or accurate. To state otherwise is a crime.

www.nationwide.com/mutualfunds

2	Fund Summaries
2	NVIT CardinalSM Aggressive Fund
5	NVIT CardinalSM Moderately Aggressive Fund
9	NVIT CardinalSM Capital Appreciation Fund
13	NVIT CardinalSM Moderate Fund
17	NVIT CardinalSM Balanced Fund
21	NVIT CardinalSM Moderately Conservative Fund
25	NVIT CardinalSM Conservative Fund

29	How the Funds Invest
29	NVIT CardinalSM Aggressive Fund
29	NVIT CardinalSM Moderately Aggressive Fund
29	NVIT CardinalSM Capital Appreciation Fund
30	NVIT CardinalSM Moderate Fund
30	NVIT CardinalSM Balanced Fund
30	NVIT CardinalSM Moderately Conservative Fund
30	NVIT CardinalSM Conservative Fund

34	Risks of Investing in the Funds

38	Fund Management

39	Investing with Nationwide Funds
39	Who Can Buy Shares of the Cardinal Funds
39	Purchase Price
39	Fair Valuation
40	Selling Shares
40	Restrictions on Sales
41	Excessive or Short-Term Trading
41	Monitoring of Trading Activity
41	Restrictions on Transactions
42	Distribution and Services Plans
42	Revenue Sharing
43	Additional Information about Fees and Expenses

44	Distributions and Taxes

45	Financial Highlights

52	Appendix
52	Additional Information about the Underlying Funds

1

FUND SUMMARY: NVIT CARDINAL AGGRESSIVE FUND

Objective

The NVIT Cardinalsm Aggressive Fund (“Aggressive Fund” or the “Fund”) seeks maximum growth of capital consistent with a more aggressive level of risk as compared to other Cardinal Funds.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. See the variable insurance contract prospectus.

	Class I	Class II
	Shares	Shares
Shareholder Fees (fees paid directly from your investment)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.20%	0.20%

Distribution and/or Service (12b-1) Fees	N/A	0.25%

Other Expenses[1]	0.85%	0.85%

Acquired Fund Fees and Expenses	0.83%	0.83%

Total Annual Fund Operating Expenses	1.88%	2.13%

Amount of Fee Waiver/Expense Reimbursement[2,3]	(0.72)%	(0.88)%

Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.16%	1.25%

1	The Board of Trustees of Nationwide Variable Insurance Trust (the “Trust”) has approved a new methodology for the allocation of certain Fund expenses, effective May 1, 2010, including those relating to the provision of administration and transfer agency services, as reflected in a new Joint Fund Administration and Transfer Agency Agreement. Accordingly, “Other Expenses” have been restated to reflect the new expense allocation methodology.
2	The Trust and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract limiting direct annual fund operating expenses to 0.28% (excluding Rule 12b-1 fees, administrative services fees and certain other expenses) for all share classes until at least May 1, 2011. The expense limitation agreement may be changed or eliminated at any time but only with the consent of the Board of Trustees. The Trust is authorized to reimburse the Adviser for management fees previously waived or reduced and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement.
3	The Trust and Nationwide Fund Distributors LLC have entered into a written contract waiving 0.16% of the Distribution and/or Service (12b-1) Fee for Class II shares until May 1, 2011.

2

FUND SUMMARY: NVIT CARDINAL AGGRESSIVE FUND (cont.)

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I shares	$118	$521	$949	$2,142

Class II shares	127	582	1,063	2,393

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 32.02% of the average value of its portfolio.

Principal Investment Strategies

The Fund is a “fund of funds” that invests primarily in affiliated mutual funds representing a variety of asset classes. The Fund aims to provide diversification across traditional asset classes—U.S. stocks and international stocks—by investing primarily in mutual funds offered by Nationwide Variable Insurance Trust (each, an “Underlying Fund” or collectively, “Underlying Funds”). Each Underlying Fund invests directly in equity or fixed-income securities, as appropriate to its investment objective and strategies. Although the Fund seeks to provide diversification across major asset classes, the Fund is nondiversified as to issuers, which means that it holds securities issued by a small number of issuers (i.e., Underlying Funds), and may invest a significant portion of its assets in any one Underlying Fund.

The Fund pursues its objective of maximum growth of capital with a more aggressive level of risk by investing heavily in Underlying Funds that invest in equity securities, such as common stocks of U.S. and international companies (including small- and mid-cap companies), that the investment adviser believes offer opportunities for capital growth. Consistent with this investment strategy, as of the date of this Prospectus, the Fund allocates approximately 65% of its net assets in U.S. stocks and approximately 30% in international stocks. The investment adviser generally sells shares of Underlying Funds in order to meet target allocations or shareholder redemption activity. The Fund is designed for aggressive investors who are comfortable with incurring the risks associated with growth investing in a high percentage of stocks, including international stocks. The Fund is also designed for investors who have long time horizons, who want to maximize long-term returns and who have a high tolerance for possible short-term losses.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Asset allocation risk – the Fund is subject to different levels and combinations of risk based on its actual allocation among the various asset classes and Underlying Funds. The potential impact of the risks related to an asset class depends on the size of the Fund’s investment allocation to it.

Performance risk – the Fund’s investment performance is directly tied to the performance of the Underlying Funds in which it invests. If one or more Underlying Funds fails to meet its investment objective, the Fund’s performance could be negatively affected.

Stock market risk – the Fund could lose value if the individual stocks in which the Underlying Funds invest or overall stock markets in which such stocks trade go down.

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the dollar and the currencies in which the securities are traded.

Small- and mid-cap risk – small- and mid-cap companies are usually less stable in price and less liquid than are larger, more established companies. Therefore, they generally involve greater risk.

Nondiversified fund risk – because the Fund may hold large positions in a small number of Underlying Funds, an increase or decrease in the value of the shares issued by these Underlying Funds may have a greater impact on the Fund’s value and total return.

Strategy risk – there is the risk that the investment adviser’s evaluations and allocation among asset classes and Underlying Funds may be incorrect. Further, the investment adviser may alter the Fund’s asset allocation at its discretion. A material change in the asset allocation could affect both the level of risk and the potential for gain or loss.

Fund-of-funds structure risk – there are certain risks associated with a structure whereby the Fund invests primarily in other mutual funds, including that the Fund will indirectly pay a proportional share of the fees and expenses of the Underlying Funds in which it invests.

3

FUND SUMMARY: NVIT CARDINAL AGGRESSIVE FUND (cont.)

If the value of the Fund’s investments goes down, you may lose money.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total return over time, and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The table also compares the Fund’s average annual total returns to a hypothetical composite index that is comprised 65% Dow Jones Wilshire 5000 Composite Index, 30% MSCI Europe, Australia and Far East Index, and 5% Barclays Capital U.S. Aggregate Bond Index, which is a representation of the performance of the Fund’s asset classes according to its weighting. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.

Annual Total Returns – Class II Shares
(Year Ended December 31,)

Best Quarter:  16.43% – 3rd qtr. of 2009
Worst Quarter:  −8.98% – 1st qtr. of 2009

Average Annual Total Returns
(For Periods Ended December 31, 2009)

		Since Inception
	1 Year	(March 25, 2008)
Class I Shares	29.30%	−6.83%

Class II Shares	29.20%	−6.89%

Dow Jones Wilshire 5000 Index (reflects no deduction for fees or expenses)	28.30%	−6.44% (Since March 31, 2008)

Aggressive Fund Composite Index (reflects no deduction for fees or expenses)	28.62%	−6.73% (Since March 31, 2008)

Portfolio Management

Investment Adviser

Nationwide Fund Advisors (“NFA” or the “Adviser”)

Portfolio Manager

Portfolio Manager	Title	Length of Service
Thomas R. Hickey Jr.	Vice President, NFA	Since April 2001

Tax Information

The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable life and variable annuity insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.

Payments to Broker-Dealers and Other Financial Intermediaries

This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or its affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that may also be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

4

FUND SUMMARY: NVIT CARDINAL MODERATELY AGGRESSIVE FUND

Objective

The NVIT Cardinalsm Moderately Aggressive Fund (“Moderately Aggressive Fund” or the “Fund”) seeks growth of capital, but also seeks income consistent with a moderately aggressive level of risk as compared to other Cardinal Funds.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. See the variable insurance contract prospectus.

	Class I	Class II
	Shares	Shares
Shareholder Fees (fees paid directly from your investment)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.20%	0.20%

Distribution and/or Service (12b-1) Fees	N/A	0.25%

Other Expenses[1]	0.15%	0.15%

Acquired Fund Fees and Expenses	0.77%	0.77%

Total Annual Fund Operating Expenses	1.12%	1.37%

Amount of Fee Waiver/Expense Reimbursement[2,3]	(0.05)%	(0.21)%

Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.07%	1.16%

1	The Board of Trustees of Nationwide Variable Insurance Trust (the “Trust”) has approved a new methodology for the allocation of certain Fund expenses, effective May 1, 2010, including those relating to the provision of administration and transfer agency services, as reflected in a new Joint Fund Administration and Transfer Agency Agreement. Accordingly, “Other Expenses” have been restated to reflect the new expense allocation methodology.
2	The Trust and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract limiting direct annual fund operating expenses to 0.25% (excluding Rule 12b-1 fees, administrative services fees and certain other expenses) for all share classes until at least May 1, 2011. The expense limitation agreement may be changed or eliminated at any time but only with the consent of the Board of Trustees. The Trust is authorized to reimburse the Adviser for management fees previously waived or reduced and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement.
3	The Trust and Nationwide Fund Distributors LLC have entered into a written contract waiving 0.16% of the Distribution and/or Service (12b-1) Fee for Class II shares until May 1, 2011.

5

FUND SUMMARY: NVIT CARDINAL MODERATELY AGGRESSIVE FUND (cont.)

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I shares	$109	$351	$612	$1,359

Class II shares	118	413	730	1,628

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 15.09% of the average value of its portfolio.

Principal Investment Strategies

The Fund is a “fund of funds” that invests primarily in affiliated mutual funds representing a variety of asset classes. The Fund aims to provide diversification across traditional asset classes—U.S. stocks, international stocks, and bonds—by investing primarily in mutual funds offered by Nationwide Variable Insurance Trust (each, an “Underlying Fund” or collectively, “Underlying Funds”). Each Underlying Fund invests directly in equity or fixed-income securities, as appropriate to its investment objective and strategies. Although the Fund seeks to provide diversification across major asset classes, the Fund is nondiversified as to issuers, which means that it holds securities issued by a small number of issuers (i.e., Underlying Funds), and invests a significant portion of its assets in any one Underlying Fund.

The Fund pursues its objective for growth of capital, but also income, with a moderately aggressive level of risk by investing considerably in Underlying Funds that invest in equity securities, such as common stocks of U.S. and international companies (including mid-cap companies), that the investment adviser believes offer opportunities for capital growth. It also invests a small portion of its assets in Underlying Funds that invest in fixed-income securities in order to generate investment income. Consistent with the investment strategy, as of the date of this Prospectus, the Fund allocates approximately 55% of its net assets in U.S. stocks, approximately 25% in international stocks and approximately 20% in bonds. The investment adviser generally sells shares of Underlying Funds in order to meet target allocations or shareholder redemption activity. The Fund is designed for relatively aggressive investors who want to maximize returns over the long-term but who have a tolerance for possible short-term losses or who are looking for some additional diversification.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Asset allocation risk – the Fund is subject to different levels and combinations of risk based on its actual allocation among the various asset classes and Underlying Funds. The potential impact of the risks related to an asset class depends on the size of the Fund’s investment allocation to it.

Performance risk – the Fund’s investment performance is directly tied to the performance of the Underlying Funds in which it invests. If one or more Underlying Funds fails to meet its investment objective, the Fund’s performance could be negatively affected.

Stock market risk – the Fund could lose value if the individual stocks in which the Underlying Funds invest or overall stock markets in which such stocks trade go down.

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the dollar and the currencies in which the securities are traded.

Mid-cap risk – mid-cap companies are usually less stable in price and less liquid than are larger, more established companies. Therefore, they generally involve greater risk.

Interest rate risk – generally, when interest rates go up, the value of fixed-income securities goes down.

Credit risk – a bond issuer may be unable to pay the interest or principal when due or the ratings on an issuer’s debt securities may have been lowered, negatively impacting their price.

Liquidity risk – is the risk that a security cannot be sold, or cannot be sold quickly, at an acceptable price.

Prepayment and call risk – certain bonds will be paid off by the issuer more quickly than anticipated. If this happens, the Underlying Fund may be required to invest the proceeds in securities with lower yields.

Extension risk – when interest rates rise, certain bond obligations will be paid in full by the issuer more slowly than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as low for a longer-term investment.

Mortgage- and asset-backed securities risk – through its investments in mortgage-backed securities, an Underlying Fund may have some exposure to subprime loans, as well as

6

FUND SUMMARY: NVIT CARDINAL MODERATELY AGGRESSIVE FUND (cont.)

to the mortgage and credit markets generally. Subprime loans, which are loans made to borrowers with weakened credit histories, have had in many cases higher default rates than loans that meet government underwriting requirements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities.

Nondiversified fund risk – because the Fund may hold large positions in a small number of Underlying Funds, an increase or decrease in the value of the shares issued by these Underlying Funds may have a greater impact on the Fund’s value and total return.

Strategy risk – there is the risk that the investment adviser’s evaluations and allocation among asset classes and Underlying Funds may be incorrect. Further, the investment adviser may alter the Fund’s asset allocation at its discretion. A material change in the asset allocation could affect both the level of risk and the potential for gain or loss.

Fund-of-funds structure risk – there are certain risks associated with a structure whereby the Fund invests primarily in other mutual funds, including that the Fund will indirectly pay a proportional share of the fees and expenses of the Underlying Funds in which it invests.

If the value of the Fund’s investments goes down, you may lose money.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total return over time, and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The table also compares the Fund’s average annual total returns to a hypothetical composite index that is comprised 55% Dow Jones Wilshire 5000 Composite Index, 25% MSCI Europe, Australia and Far East Index, and 20% Barclays Capital U.S. Aggregate Bond Index, which is a representation of the performance of the Fund’s asset classes according to its weighting. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.

Annual Total Returns – Class II Shares
(Year Ended December 31,)

Best Quarter:  14.38% – 3rd qtr. of 2009
Worst Quarter:  −7.16% – 1st qtr. of 2009

Average Annual Total Returns
(For Periods Ended December 31, 2009)

		Since Inception
	1 Year	(March 25, 2008)
Class I Shares	26.69%	−4.51%

Class II Shares	26.58%	−4.58%

Dow Jones Wilshire 5000 Index (reflects no deduction for fees or expenses)	28.30%	−6.44% (Since March 31, 2008)

Moderately Aggressive Fund Composite Index (reflects no deduction for fees or expenses)	25.16%	−4.40% (Since March 31, 2008)

Portfolio Management

Investment Adviser

Nationwide Fund Advisors (“NFA” or the “Adviser”)

Portfolio Manager

Portfolio Manager	Title	Length of Service
Thomas R. Hickey Jr.	Vice President, NFA	Since April 2001

Tax Information

The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable life and variable annuity insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.

7

FUND SUMMARY: NVIT CARDINAL MODERATELY AGGRESSIVE FUND (cont.)

Payments to Broker-Dealers and Other Financial Intermediaries

This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or its affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that may also be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

8

FUND SUMMARY: NVIT CARDINAL CAPITAL APPRECIATION FUND

Objective

The NVIT Cardinalsm Capital Appreciation Fund (“Capital Appreciation Fund” or the “Fund”) seeks growth of capital, but also seeks income consistent with a less aggressive level of risk as compared to other Cardinal Funds.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. See the variable insurance contract prospectus.

	Class I	Class II
	Shares	Shares
Shareholder Fees (fees paid directly from your investment)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.20%	0.20%

Distribution and/or Service (12b-1) Fees	N/A	0.25%

Other Expenses[1]	0.12%	0.12%

Acquired Fund Fees and Expenses	0.73%	0.73%

Total Annual Fund Operating Expenses	1.05%	1.30%

Amount of Fee Waiver/Expense Reimbursement[2,3]	(0.02)%	(0.18)%

Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.03%	1.12%

1	The Board of Trustees of Nationwide Variable Insurance Trust (the “Trust”) has approved a new methodology for the allocation of certain Fund expenses, effective May 1, 2010, including those relating to the provision of administration and transfer agency services, as reflected in a new Joint Fund Administration and Transfer Agency Agreement. Accordingly, “Other Expenses” have been restated to reflect the new expense allocation methodology.
2	The Trust and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract limiting direct annual fund operating expenses to 0.25% (excluding Rule 12b-1 fees, administrative services fees and certain other expenses) for all share classes until at least May 1, 2011. The expense limitation agreement may be changed or eliminated at any time but only with the consent of the Board of Trustees. The Trust is authorized to reimburse the Adviser for management fees previously waived or reduced and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement.
3	The Trust and Nationwide Fund Distributors LLC have entered into a written contract waiving 0.16% of the Distribution and/or Service (12b-1) Fee for Class II shares until May 1, 2011.

9

FUND SUMMARY: NVIT CARDINAL CAPITAL APPRECIATION FUND (cont.)

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I shares	$105	$332	$577	$1,281

Class II shares	114	394	696	1,552

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 9.53% of the average value of its portfolio.

Principal Investment Strategies

The Fund is a “fund of funds” that invests primarily in affiliated mutual funds representing a variety of asset classes. The Fund aims to provide diversification across traditional asset classes—U.S. stocks, international stocks, and bonds—by investing primarily in mutual funds offered by Nationwide Variable Insurance Trust (each, an “Underlying Fund” or collectively, “Underlying Funds”). Each Underlying Fund invests directly in equity or fixed-income securities, as appropriate to its investment objective and strategies. Although the Fund seeks to provide diversification across major asset classes, the Fund is nondiversified as to issuers, which means that it holds securities issued by a small number of issuers (i.e., Underlying Funds), and may invest a significant portion of its assets in any one Underlying Fund.

The Fund pursues its objective for growth of capital, but also income, with a less aggressive level of risk by investing considerably in Underlying Funds that invest in equity securities, such as common stocks of U.S. and international companies (including mid-cap companies), that the investment adviser believes offer opportunities for capital growth. It also invests to a lesser extent in Underlying Funds that invest in fixed-income securities in order to generate investment income. Consistent with this investment strategy, as of the date of this Prospectus, the Fund allocates approximately 50% of its net assets in U.S. stocks, approximately 20% in international stocks and approximately 27% in bonds. The investment adviser generally sells shares of Underlying Funds in order to meet target allocations or shareholder redemption activity. The Fund is designed for investors who want to emphasize capital growth over the long term, and who have a tolerance for possible short-term losses, but who also seek to reduce risk by including some investments offering investment income.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Asset allocation risk – the Fund is subject to different levels and combinations of risk based on its actual allocation among the various asset classes and Underlying Funds. The potential impact of the risks related to an asset class depends on the size of the Fund’s investment allocation to it.

Performance risk – the Fund’s investment performance is directly tied to the performance of the Underlying Funds in which it invests. If one or more Underlying Funds fails to meet its investment objective, the Fund’s performance could be negatively affected.

Stock market risk – the Fund could lose value if the individual stocks in which the Underlying Funds invest or overall stock markets in which such stocks trade go down.

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the dollar and the currencies in which the securities are traded.

Mid-cap risk – mid-cap companies are usually less stable in price and less liquid than are larger, more established companies. Therefore, they generally involve greater risk.

Interest rate risk – generally, when interest rates go up, the value of fixed-income securities goes down.

Credit risk – a bond issuer may be unable to pay the interest or principal when due or the ratings on an issuer’s debt securities may have been lowered, negatively impacting their price.

Prepayment and call risk – certain bonds will be paid off by the issuer more quickly than anticipated. If this happens, the Underlying Fund may be required to invest the proceeds in securities with lower yields.

Extension risk – when interest rates rise, certain bond obligations will be paid in full by the issuer more slowly than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as low for a longer-term investment.

Liquidity risk – is the risk that a security cannot be sold, or cannot be sold quickly, at an acceptable price.

Mortgage- and asset-backed securities risk – through its investments in mortgage-backed securities, an Underlying Fund may have some exposure to subprime loans, as well as

10

FUND SUMMARY: NVIT CARDINAL CAPITAL APPRECIATION FUND (cont.)

to the mortgage and credit markets generally. Subprime loans, which are loans made to borrowers with weakened credit histories, have had in many cases higher default rates than loans that meet government underwriting requirements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities.

Nondiversified fund risk – because the Fund may hold large positions in a small number of Underlying Funds, an increase or decrease in the value of the shares issued by these Underlying Funds may have a greater impact on the Fund’s value and total return.

Strategy risk – there is the risk that the investment adviser’s evaluations and allocation among asset classes and Underlying Funds may be incorrect. Further, the investment adviser may alter the Fund’s asset allocation at its discretion. A material change in the asset allocation could affect both the level of risk and the potential for gain or loss.

Fund-of-funds structure risk – there are certain risks associated with a structure whereby the Fund invests primarily in other mutual funds, including that the Fund will indirectly pay a proportional share of the fees and expenses of the Underlying Funds in which it invests.

If the value of the Fund’s investments goes down, you may lose money.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total return over time, and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The table also compares the Fund’s average annual total returns to a hypothetical composite index that is comprised 50% Dow Jones Wilshire 5000 Composite Index, 30% Barclays Capital U.S. Aggregate Bond Index, and 20% MSCI Europe, Australia and Far East Index, which is a representation of the performance of the Fund’s asset classes according to its weighting. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.

Annual Total Returns – Class II Shares
(Year Ended December 31,)

Best Quarter:  12.94% – 2nd qtr. of 2009
Worst Quarter:  −6.13% – 1st qtr. of 2009

Average Annual Total Returns
(For Periods Ended December 31, 2009)

		Since Inception
	1 Year	(March 25, 2008)
Class I Shares	24.25%	−3.06%

Class II Shares	24.16%	−3.12%

Dow Jones Wilshire 5000 Index (reflects no deduction for fees or expenses)	28.30%	−6.44% (Since March 31, 2008)

Capital Appreciation Fund Composite Index (reflects no deduction for fees or expenses)	22.75%	−2.89% (Since March 31, 2008)

Portfolio Management

Investment Adviser

Nationwide Fund Advisors (“NFA” or the “Adviser”)

Portfolio Manager

Portfolio Manager	Title	Length of Service
Thomas R. Hickey Jr.	Vice President, NFA	Since April 2001

Tax Information

The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable life and variable annuity insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.

11

FUND SUMMARY: NVIT CARDINAL CAPITAL APPRECIATION FUND (cont.)

Payments to Broker-Dealers and Other Financial Intermediaries

This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or its affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that may also be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

12

FUND SUMMARY: NVIT CARDINAL MODERATE FUND

Objective

The NVIT Cardinalsm Moderate Fund (“Moderate Fund” or the “Fund”) seeks a high level of total return consistent with a moderate level of risk as compared to other Cardinal Funds.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. See the variable insurance contract prospectus.

	Class I	Class II
	Shares	Shares
Shareholder Fees (fees paid directly from your investment)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.20%	0.20%

Distribution and/or Service (12b-1) Fees	N/A	0.25%

Other Expenses[1]	0.12%	0.12%

Acquired Fund Fees and Expenses	0.70%	0.70%

Total Annual Fund Operating Expenses	1.02%	1.27%

Amount of Fee Waiver/Expense Reimbursement[2,3]	(0.02)%	(0.18)%

Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.00%	1.09%

1	The Board of Trustees of Nationwide Variable Insurance Trust (the “Trust”) has approved a new methodology for the allocation of certain Fund expenses, effective May 1, 2010, including those relating to the provision of administration and transfer agency services, as reflected in a new Joint Fund Administration and Transfer Agency Agreement. Accordingly, “Other Expenses” have been restated to reflect the new expense allocation methodology.
2	The Trust and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract limiting direct annual fund operating expenses to 0.25% (excluding Rule 12b-1 fees, administrative services fees and certain other expenses) for all share classes until at least May 1, 2011. The expense limitation agreement may be changed or eliminated at any time but only with the consent of the Board of Trustees. The Trust is authorized to reimburse the Adviser for management fees previously waived or reduced and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement.
3	The Trust and Nationwide Fund Distributors LLC have entered into a written contract waiving 0.16% of the Distribution and/or Service (12b-1) Fee for Class II shares until May 1, 2011.

13

FUND SUMMARY: NVIT CARDINAL MODERATE FUND (cont.)

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I shares	$102	$323	$561	$1,246

Class II shares	111	385	680	1,518

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 9.32% of the average value of its portfolio.

Principal Investment Strategies

The Fund is a “fund of funds” that invests primarily in affiliated mutual funds representing a variety of asset classes. The Fund aims to provide diversification across traditional asset classes—U.S. stocks, international stocks, and bonds—by investing primarily in mutual funds offered by Nationwide Variable Insurance Trust (each, an “Underlying Fund” or collectively, “Underlying Funds”). Each Underlying Fund invests directly in equity or fixed-income securities, as appropriate to its investment objective and strategies. Although the Fund seeks to provide diversification across major asset classes, the Fund is nondiversified as to issuers, which means that it holds securities issued by a small number of issuers (i.e., Underlying Funds), and invests a significant portion of its assets in any one Underlying Fund.

The Fund pursues its objective for a high level of total return with a moderate level of risk by investing a majority of its assets in Underlying Funds that invest in equity securities, such as common stocks of U.S. and international companies (including mid-cap companies), that the investment adviser believes offer opportunities for capital growth, but also a considerable portion of its assets in Underlying Funds that invest in fixed-income securities in order to generate investment income. Consistent with this investment strategy, as of the date of this Prospectus, the Fund allocates approximately 45% of its net assets in U.S. stocks, approximately 15% in international stocks and approximately 35% in bonds. The investment adviser generally sells shares of Underlying Funds in order to meet target allocations or shareholder redemption activity. The Fund is designed for investors who have a lower tolerance for risk than more aggressive investors and who are seeking both capital growth and income. The Fund is also designed for investors who have a longer time horizon and who are willing to accept moderate short-term price fluctuations in exchange for potential longer-term returns.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Asset allocation risk – the Fund is subject to different levels and combinations of risk based on its actual allocation among the various asset classes and Underlying Funds. The potential impact of the risks related to an asset class depends on the size of the Fund’s investment allocation to it.

Performance risk – the Fund’s investment performance is directly tied to the performance of the Underlying Funds in which it invests. If one or more Underlying Funds fails to meet its investment objective, the Fund’s performance could be negatively affected.

Stock market risk – the Fund could lose value if the individual stocks in which the Underlying Funds invest or overall stock markets in which such stocks trade go down.

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the dollar and the currencies in which the securities are traded.

Mid-cap risk – mid-cap companies are usually less stable in price and less liquid than are larger, more established companies. Therefore, they generally involve greater risk.

Interest rate risk – generally, when interest rates go up, the value of fixed-income securities goes down.

Credit risk – a bond issuer may be unable to pay the interest or principal when due or the ratings on an issuer’s debt securities may have been lowered, negatively impacting their price.

Liquidity risk – is the risk that a security cannot be sold, or cannot be sold quickly, at an acceptable price.

Prepayment and call risk – certain bonds will be paid off by the issuer more quickly than anticipated. If this happens, the Underlying Fund may be required to invest the proceeds in securities with lower yields.

Extension risk – when interest rates rise, certain bond obligations will be paid in full by the issuer more slowly than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as low for a longer-term investment.

14

FUND SUMMARY: NVIT CARDINAL MODERATE FUND (cont.)

Mortgage- and asset-backed securities risk – through its investments in mortgage-backed securities, an Underlying Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans, which are loans made to borrowers with weakened credit histories, have had in many cases higher default rates than loans that meet government underwriting requirements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities.

Nondiversified fund risk – because the Fund may hold large positions in a small number of Underlying Funds, an increase or decrease in the value of the shares issued by these Underlying Funds may have a greater impact on the Fund’s value and total return.

Strategy risk – there is the risk that the investment adviser’s evaluations and allocation among asset classes and Underlying Funds may be incorrect. Further, the investment adviser may alter the Fund’s asset allocation at its discretion. A material change in the asset allocation could affect both the level of risk and the potential for gain or loss.

Fund-of-funds structure risk – there are certain risks associated with a structure whereby the Fund invests primarily in other mutual funds, including that the Fund will indirectly pay a proportional share of the fees and expenses of the Underlying Funds in which it invests.

If the value of the Fund’s investments goes down, you may lose money.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total return over time, and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The table also compares the Fund’s average annual total returns to a hypothetical composite index that is comprised 45% Dow Jones Wilshire 5000 Composite Index, 40% Barclays Capital U.S. Aggregate Bond Index, and 15% MSCI Europe, Australia and Far East Index, which is a representation of the performance of the Fund’s asset classes. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.

Annual Total Returns – Class II Shares
(Year Ended December 31,)

Best Quarter:  11.56% – 2nd qtr. of 2009
Worst Quarter:  −5.06% – 1st qtr. of 2009

Average Annual Total Returns
(For Periods Ended December 31, 2009):

		Since Inception
	1 Year	(March 25, 2008)
Class I Shares	22.01%	−1.68%

Class II Shares	21.95%	−1.80%

Dow Jones Wilshire 5000 Index (reflects no deduction for fees or expenses)	28.30%	−6.44% (Since March 31, 2008)

Moderate Fund Composite Index (reflects no deduction for fees or expenses)	20.30%	−1.46% (Since March 31, 2008)

Portfolio Management

Investment Adviser

Nationwide Fund Advisors (“NFA“ or the “Adviser”)

Portfolio Manager

Portfolio Manager	Title	Length of Service
Thomas R. Hickey Jr.	Vice President, NFA	Since April 2001

Tax Information

The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable life and variable annuity insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.

15

FUND SUMMARY: NVIT CARDINAL MODERATE FUND (cont.)

Payments to Broker-Dealers and Other Financial Intermediaries

This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or its affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that may also be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

16

FUND SUMMARY: NVIT CARDINAL BALANCED FUND

Objective

The NVIT Cardinalsm Balanced Fund (“Balanced Fund” or the “Fund”) seeks a high level of total return through investment in both equity and fixed income securities.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. See the variable insurance contract prospectus.

	Class I	Class II
	Shares	Shares
Shareholder Fees (fees paid directly from your investment)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.20%	0.20%

Distribution and/or Service (12b-1) Fees	N/A	0.25%

Other Expenses[1]	0.12%	0.12%

Acquired Fund Fees and Expenses	0.66%	0.66%

Total Annual Fund Operating Expenses	0.98%	1.23%

Amount of Fee Waiver/Expense Reimbursement[2,3]	(0.02)%	(0.18)%

Total Direct and Acquired Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.96%	1.05%

1	The Board of Trustees of Nationwide Variable Insurance Trust (the “Trust”) has approved a new methodology for the allocation of certain Fund expenses, effective May 1, 2010, including those relating to the provision of administration and transfer agency services, as reflected in a new Joint Fund Administration and Transfer Agency Agreement. Accordingly, “Other Expenses” have been restated to reflect the new expense allocation methodology.
2	The Trust and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract limiting direct annual fund operating expenses to 0.25% (excluding Rule 12b-1 fees, administrative services fees and certain other expenses) for all share classes until at least May 1, 2011. The expense limitation agreement may be changed or eliminated at any time but only with the consent of the Board of Trustees. The Trust is authorized to reimburse the Adviser for management fees previously waived or reduced and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement.
3	The Trust and Nationwide Fund Distributors LLC have entered into a written contract waiving 0.16% of the Distribution and/or Service (12b-1) Fee for Class II shares until May 1, 2011.

17

FUND SUMMARY: NVIT CARDINAL BALANCED FUND (cont.)

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I shares	$98	$310	$540	$1,200

Class II shares	107	373	658	1,473

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 8.76% of the average value of its portfolio.

Principal Investment Strategies

The Fund is a “fund of funds” that invests primarily in affiliated mutual funds representing a variety of asset classes. The Fund aims to provide diversification across traditional asset classes—U.S. stocks, international stocks, and bonds—by investing primarily in mutual funds offered by Nationwide Variable Insurance Trust (each, an “Underlying Fund” or collectively, “Underlying Funds”). Each Underlying Fund invests directly in equity or fixed-income securities, as appropriate to its investment objective and strategies. Although the Fund seeks to provide diversification across major asset classes, the Fund is nondiversified as to issuers, which means that it holds securities issued by a small number of issuers (i.e., Underlying Funds), and invests a significant portion of its assets in any one Underlying Fund.

The Fund pursues its objective for a high level of total return through investments in both equity and fixed income securities by investing approximately equal amounts of its assets in Underlying Funds that invest in equity securities, such as common stocks of U.S. and international companies (including mid-cap companies), that the investment adviser believes offer opportunities for capital growth, and fixed-income securities, such as bonds, in order to generate investment income. Consistent with this investment strategy, as of the date of this Prospectus, the Fund allocates approximately 38% of its net assets in U.S. stocks, approximately 12% in international stocks and approximately 44% in bonds. The investment adviser generally sells shares of Underlying Funds in order to meet target allocations or shareholder redemption activity. The Fund is designed for investors who have a lower tolerance for risk than more aggressive investors and who are seeking both capital growth and income. The Fund is also designed for investors who are willing to accept moderate short-term price fluctuations in exchange for potential longer-term returns.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Asset allocation risk – the Fund is subject to different levels and combinations of risk based on its actual allocation among the various asset classes and Underlying Funds. The potential impact of the risks related to an asset class depends on the size of the Fund’s investment allocation to it.

Performance risk – the Fund’s investment performance is directly tied to the performance of the Underlying Funds in which it invests. If one or more Underlying Funds fails to meet its investment objective, the Fund’s performance could be negatively affected.

Stock market risk – the Fund could lose value if the individual stocks in which the Underlying Funds invest or overall stock markets in which such stocks trade go down.

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the dollar and the currencies in which the securities are traded.

Mid-cap risk – mid-cap companies are usually less stable in price and less liquid than are larger, more established companies. Therefore, they generally involve greater risk.

Interest rate risk – generally, when interest rates go up, the value of fixed-income securities goes down.

Credit risk – a bond issuer may be unable to pay the interest or principal when due or the ratings on an issuer’s debt securities may have been lowered, negatively impacting their price.

Prepayment and call risk – certain bonds will be paid off by the issuer more quickly than anticipated. If this happens, the Underlying Fund may be required to invest the proceeds in securities with lower yields.

Extension risk – when interest rates rise, certain bond obligations will be paid in full by the issuer more slowly than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as low for a longer-term investment.

Liquidity risk – is the risk that a security cannot be sold, or cannot be sold quickly, at an acceptable price.

Mortgage- and asset-backed securities risk – through its investments in mortgage-backed securities, an Underlying

18

FUND SUMMARY: NVIT CARDINAL BALANCED FUND (cont.)

Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans, which are loans made to borrowers with weakened credit histories, have had in many cases higher default rates than loans that meet government underwriting requirements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities.

Nondiversified fund risk – because the Fund may hold large positions in a small number of Underlying Funds, an increase or decrease in the value of the shares issued by these Underlying Funds may have a greater impact on the Fund’s value and total return.

Strategy risk – there is the risk that the investment adviser’s evaluations and allocation among asset classes and Underlying Funds may be incorrect. Further, the investment adviser may alter the Fund’s asset allocation at its discretion. A material change in the asset allocation could affect both the level of risk and the potential for gain or loss.

Fund-of-funds structure risk – there are certain risks associated with a structure whereby the Fund invests primarily in other mutual funds, including that the Fund will indirectly pay a proportional share of the fees and expenses of the Underlying Funds in which it invests.

If the value of the Fund’s investments goes down, you may lose money.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total return over time, and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The table also compares the Fund’s average annual total returns to a hypothetical composite index that is comprised 50% Barclays Capital U.S. Aggregate Bond Index, 35% Dow Jones Wilshire 5000 Composite Index, and 15% MSCI Europe, Australia and Far East Index, which is a representation of the performance of the Fund’s asset classes according to its weighting. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.

Annual Total Returns – Class II Shares
(Year Ended December 31,)

Best Quarter:  10.20% – 2nd qtr. of 2009
Worst Quarter:  −3.97% – 1st qtr. of 2009

Average Annual Total Returns
(For Periods Ended December 31, 2009)

		Since Inception
	1 Year	(March 25, 2008)
Class I Shares	19.88%	−0.35%

Class II Shares	19.82%	−0.47%

Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees or expenses)	5.93%	5.12% (Since March 31, 2008)

Balanced Fund Composite Index (reflects no deduction for fees or expenses)	18.07%	−0.25% (Since March 31, 2008)

Portfolio Management

Investment Adviser

Nationwide Fund Advisors (‘’NFA” or the “Adviser”)

Portfolio Manager

Portfolio Manager	Title	Length of Service
Thomas R. Hickey Jr.	Vice President, NFA	Since April 2001

Tax Information

The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable life and variable annuity insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.

19

FUND SUMMARY: NVIT CARDINAL BALANCED FUND (cont.)

Payments to Broker-Dealers and Other Financial Intermediaries

This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or its affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that may also be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

20

FUND SUMMARY: NVIT CARDINAL MODERATELY CONSERVATIVE FUND

Objective

The NVIT Cardinalsm Moderately Conservative Fund (“Moderately Conservative” or the “Fund”) seeks a high level of total return consistent with a moderately conservative level of risk.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. See the variable insurance contract prospectus.

	Class I	Class II
	Shares	Shares
Shareholder Fees (fees paid directly from your investment)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.20%	0.20%

Distribution and/or Service (12b-1) Fees	N/A	0.25%

Other Expenses[1]	0.18%	0.18%

Acquired Fund Fees and Expenses	0.62%	0.62%

Total Annual Fund Operating Expenses	1.00%	1.25%

Amount of Fee Waiver/Expense Reimbursement[2,3]	(0.08)%	(0.24)%

Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.92%	1.01%

1	The Board of Trustees of Nationwide Variable Insurance Trust (the “Trust”) has approved a new methodology for the allocation of certain Fund expenses, effective May 1, 2010, including those relating to the provision of administration and transfer agency services, as reflected in a new Joint Fund Administration and Transfer Agency Agreement. Accordingly, “Other Expenses” have been restated to reflect the new expense allocation methodology.
2	The Trust and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract limiting direct annual fund operating expenses to 0.25% (excluding Rule 12b-1 fees, administrative services fees and certain other expenses) for all share classes until at least May 1, 2011. The expense limitation agreement may be changed or eliminated at any time but only with the consent of the Board of Trustees. The Trust is authorized to reimburse the Adviser for management fees previously waived or reduced and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement.
3	The Trust and Nationwide Fund Distributors LLC have entered into a written contract waiving 0.16% of the Distribution and/or Service (12b-1) Fee for Class II shares until May 1, 2011.

21

FUND SUMMARY: NVIT CARDINAL MODERATELY CONSERVATIVE FUND (cont.)

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I shares	$94	$310	$545	$1,217

Class II shares	103	373	663	1,490

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 10.72% of the average value of its portfolio.

Principal Investment Strategies

The Fund is a “fund of funds” that invests primarily in affiliated mutual funds representing a variety of asset classes. The Fund aims to provide diversification across traditional asset classes—U.S. stocks, international stocks, and bonds—by investing primarily in mutual funds offered by Nationwide Variable Insurance Trust (each, an “Underlying Fund” or collectively, “Underlying Funds”). Each Underlying Fund invests directly in equity or fixed-income securities, as appropriate to its investment objective and strategies. Although the Fund seeks to provide diversification across major asset classes, the Fund is nondiversified as to issuers, which means that it holds securities issued by a small number of issuers (i.e., Underlying Funds), and invests a significant portion of its assets in any one Underlying Fund.

The Fund pursues its objective for a high level of total return with a moderately conservative level of risk by investing a majority of its assets in Underlying Funds that invest in fixed-income securities, such as bonds (including high-yield bonds, commonly known as “junk” bonds), in order to generate investment income, but also a considerable portion of its assets in Underlying Funds that invest in equity securities, such as common stocks of U.S. and international companies (including mid-cap companies), that the investment adviser believes offer opportunities for capital growth. Consistent with this investment strategy, as of the date of this Prospectus, the Fund allocates approximately 52% of its net assets in bonds, approximately 30% in U.S. stocks and approximately 10% in international stocks. The investment adviser generally sells shares of Underlying Funds in order to meet target allocations or shareholder redemption activity. The Fund is designed for investors who have a lower tolerance for risk and whose primary goal is income. The Fund is also designed for investors who have a shorter time horizon or who are willing to accept some amount of market volatility in exchange for greater potential income and growth.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Asset allocation risk – the Fund is subject to different levels and combinations of risk based on its actual allocation among the various asset classes and Underlying Funds. The potential impact of the risks related to an asset class depends on the size of the Fund’s investment allocation to it.

Performance risk – the Fund’s investment performance is directly tied to the performance of the Underlying Funds in which it invests. If one or more Underlying Funds fails to meet its investment objective, the Fund’s performance could be negatively affected.

Stock market risk – the Fund could lose value if the individual stocks in which the Underlying Funds invest or overall stock markets in which such stocks trade go down.

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the dollar and the currencies in which the securities are traded.

Mid-cap risk – mid-cap companies are usually less stable in price and less liquid than are larger, more established companies. Therefore, they generally involve greater risk.

Interest rate risk – generally, when interest rates go up, the value of fixed-income securities goes down.

Credit risk – a bond issuer may be unable to pay the interest or principal when due or the ratings on an issuer’s debt securities may have been lowered, negatively impacting their price. This risk is particularly high for high-yield bonds.

Liquidity risk – is the risk that a security cannot be sold, or cannot be sold quickly, at an acceptable price.

Prepayment and call risk – certain bonds will be paid off by the issuer more quickly than anticipated. If this happens, the Underlying Fund may be required to invest the proceeds in securities with lower yields.

Extension risk – when interest rates rise, certain bond obligations will be paid in full by the issuer more slowly than anticipated. This can cause the market value of the security to

22

FUND SUMMARY: NVIT CARDINAL MODERATELY CONSERVATIVE FUND (cont.)

fall because the market may view its interest rate as low for a longer-term investment.

Mortgage- and asset-backed securities risk – through its investments in mortgage-backed securities, an Underlying Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans, which are loans made to borrowers with weakened credit histories, have had in many cases higher default rates than loans that meet government underwriting requirements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities.

High-yield bonds risk – investing in high-yield bonds and other lower-rated bonds will subject the Fund to substantial risk of loss.

Nondiversified fund risk – because the Fund may hold large positions in a small number of Underlying Funds, an increase or decrease in the value of the shares issued by these Underlying Funds may have a greater impact on the Fund’s value and total return.

Strategy risk – there is the risk that the investment adviser’s evaluations and allocation among asset classes and Underlying Funds may be incorrect. Further, the investment adviser may alter the Fund’s asset allocation at its discretion. A material change in the asset allocation could affect both the level of risk and the potential for gain or loss.

Fund-of-funds structure risk – there are certain risks associated with a structure whereby the Fund invests primarily in other mutual funds, including that the Fund will indirectly pay a proportional share of the fees and expenses of the Underlying Funds in which it invests.

If the value of the Fund’s investments goes down, you may lose money.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total return over time, and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The table also compares the Fund’s average annual total returns to a hypothetical composite index that is comprised 60% Barclays Capital U.S. Aggregate Bond Index, 30% Dow Jones Wilshire 5000 Composite Index, and 10% MSCI Europe, Australia and Far East Index, which is a representation of the performance of the Fund’s asset classes according to its weighting. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.

Annual Total Returns – Class II Shares
(Year Ended December 31,)

Best Quarter:  8.72% – 2nd qtr. of 2009
Worst Quarter:  −2.83% – 1st qtr. of 2009

Average Annual Total Returns
(For Periods Ended December 31, 2009)

		Since Inception
	1 Year	(March 25, 2008)
Class I Shares	17.64%	0.84%

Class II Shares	17.68%	0.84%

Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees or expenses)	5.93%	5.12% (Since March 31, 2008)

Moderately Conservative Fund Composite Index (reflects no deduction for fees or expenses)	15.57%	1.03% (Since March 31, 2008)

Portfolio Management

Investment Adviser

Nationwide Fund Advisors (“NFA” or the “Adviser”)

Portfolio Manager

Portfolio Manager	Title	Length of Service
Thomas R. Hickey Jr.	Vice President, NFA	Since April 2001

Tax Information

The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable life and variable annuity insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.

23

FUND SUMMARY: NVIT CARDINAL MODERATELY CONSERVATIVE FUND (cont.)

Payments to Broker-Dealers and Other Financial Intermediaries

This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or its affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that may also be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

24

FUND SUMMARY: NVIT CARDINAL CONSERVATIVE FUND

Objective

The NVIT Cardinalsm Conservative Fund (“Conservative Fund” or the “Fund”) seeks a high level of total return consistent with a conservative level of risk as compared to other Cardinal Funds.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. See the variable insurance contract prospectus.

	Class I	Class II
	Shares	Shares
Shareholder Fees (fees paid directly from your investment)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.20%	0.20%

Distribution and/or Service (12b-1) Fees	N/A	0.25%

Other Expenses[1]	0.15%	0.15%

Acquired Fund Fees and Expenses	0.56%	0.56%

Total Annual Fund Operating Expenses	0.91%	1.16%

Amount of Fee Waiver/Expense Reimbursement[2,3]	(0.02)%	(0.18)%

Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.89%	0.98%

1	The Board of Trustees of Nationwide Variable Insurance Trust (the “Trust”) has approved a new methodology for the allocation of certain Fund expenses, effective May 1, 2010, including those relating to the provision of administration and transfer agency services, as reflected in a new Joint Fund Administration and Transfer Agency Agreement. Accordingly, “Other Expenses” have been restated to reflect the new expense allocation methodology.
2	The Trust and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract limiting direct annual fund operating expenses to 0.28% (excluding Rule 12b-1 fees, administrative services fees and certain other expenses) for all share classes until at least May 1, 2011. The expense limitation agreement may be changed or eliminated at any time but only with the consent of the Board of Trustees. The Trust is authorized to reimburse the Adviser for management fees previously waived or reduced and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement.
3	The Trust and Nationwide Fund Distributors LLC have entered into a written contract waiving 0.16% of the Distribution and/or Service (12b-1) Fee for Class II shares until May 1, 2011.

25

FUND SUMMARY: NVIT CARDINAL CONSERVATIVE FUND (cont.)

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I shares	$91	$288	$502	$1,118

Class II shares	100	351	621	1,393

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 23.61% of the average value of its portfolio.

Principal Investment Strategies

The Fund is a “fund of funds” that invests primarily in affiliated mutual funds representing a variety of asset classes. The Fund aims to provide diversification across traditional asset classes—stocks, bonds and money market instruments—by investing primarily in mutual funds offered by Nationwide Variable Insurance Trust (each, an “Underlying Fund” or collectively, “Underlying Funds”). Each Underlying Fund invests directly in equity or fixed-income securities, as appropriate to its investment objective and strategies. Although the Fund seeks to provide diversification across major asset classes, the Fund is nondiversified as to issuers, which means that it holds securities issued by a small number of issuers (i.e., Underlying Funds), and invests a significant portion of its assets in any one Underlying Fund.

The Fund pursues its objective for a high level of total return with a conservative level of risk by investing heavily in Underlying Funds that invest in fixed-income securities, such as bonds (including high-yield bonds, commonly known as “junk” bonds) and money market instruments, in order to generate investment income, and a relatively small portion of its assets in Underlying Funds that invest in common stocks that the investment adviser believes offer opportunities for capital growth. Consistent with this investment strategy, as of the date of this Prospectus, the Fund allocates approximately 70% of its net assets in bonds, approximately 10% in money market instruments, and approximately 20% in stocks. The investment adviser generally sells shares of Underlying Funds in order to meet target allocations or shareholder redemption activity. The Fund is designed for investors who have a low tolerance for risk and whose primary goal is income, or who have a short time horizon.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Asset allocation risk – the Fund is subject to different levels and combinations of risk based on its actual allocation among the various asset classes and Underlying Funds. The potential impact of the risks related to an asset class depends on the size of the Fund’s investment allocation to it.

Performance risk – the Fund’s investment performance is directly tied to the performance of the Underlying Funds in which it invests. If one or more Underlying Funds fails to meet its investment objective, the Fund’s performance could be negatively affected.

Stock market risk – the Fund could lose value if the individual stocks in which the Underlying Funds invest or overall stock markets in which such stocks trade go down.

Interest rate risk – generally, when interest rates go up, the value of fixed-income securities goes down.

Credit risk – a bond issuer may be unable to pay the interest or principal when due or the ratings on an issuer’s debt securities may have been lowered, negatively impacting their price. This risk is particularly high for high-yield bonds.

Liquidity risk – is the risk that a security cannot be sold, or cannot be sold quickly, at an acceptable price.

Prepayment and call risk – certain bonds will be paid off by the issuer more quickly than anticipated. If this happens, the Underlying Fund may be required to invest the proceeds in securities with lower yields.

Extension risk – when interest rates rise, certain bond obligations will be paid in full by the issuer more slowly than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as low for a longer-term investment.

Mortgage- and asset-backed securities risk – through its investments in mortgage-backed securities, an Underlying Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans, which are loans made to borrowers with weakened credit histories, have had in many cases higher default rates than loans that meet government underwriting requirements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated

26

FUND SUMMARY: NVIT CARDINAL CONSERVATIVE FUND (cont.)

entities, and the amount and quality of any credit enhancement of the securities.

High-yield bonds risk – investing in high-yield bonds and other lower-rated bonds will subject the Fund to substantial risk of loss.

Money market risk – the risks that apply to bonds also apply to money market instruments, but to a lesser degree. This is because the money market instruments held by the Underlying Fund are securities with shorter maturities and higher quality than those typically of bonds.

Nondiversified fund risk – because the Fund may hold large positions in a small number of Underlying Funds, an increase or decrease in the value of the shares issued by these Underlying Funds may have a greater impact on the Fund’s value and total return.

Strategy risk – there is the risk that the investment adviser’s evaluations and allocation among asset classes and Underlying Funds may be incorrect. Further, the investment adviser may alter the Fund’s asset allocation at its discretion. A material change in the asset allocation could affect both the level of risk and the potential for gain or loss.

Fund-of-funds structure risk – there are certain risks associated with a structure whereby the Fund invests primarily in other mutual funds, including that the Fund will indirectly pay a proportional share of the fees and expenses of the Underlying Funds in which it invests.

If the value of the Fund’s investments goes down, you may lose money.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total return over time, and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The table also compares the Fund’s average annual total returns to a hypothetical composite index that is comprised 80% Barclays Capital U.S. Aggregate Bond Index, 15% Dow Jones Wilshire 5000 Composite Index, and 5% MSCI Europe, Australia and Far East Index, which is a representation of the performance of the Fund’s asset classes according to its weighting. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.

Annual Total Returns – Class II Shares
(Year Ended December 31,)

Best Quarter:  6.20% – 2nd qtr. of 2009
Worst Quarter:  –0.94% – 1st qtr. of 2009

Average Annual Total Returns
(For Periods Ended December 31, 2009)

		Since Inception
	1 Year	(March 25, 2008)
Class I Shares	13.22%	2.90%

Class II Shares	13.02%	2.84%

Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees or expenses)	5.93%	5.12% (Since March 31, 2008)

Conservative Fund Composite Index (reflects no deduction for fees or expenses)	10.78%	3.22% (Since March 31, 2008)

Portfolio Management

Investment Adviser

Nationwide Fund Advisors (“NFA” or the “Adviser”)

Portfolio Manager

Portfolio Manager	Title	Length of Service
Thomas R. Hickey Jr.	Vice President, NFA	Since April 2001

Tax Information

The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable life and variable annuity insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.

27

FUND SUMMARY: NVIT CARDINAL CONSERVATIVE FUND (cont.)

Payments to Broker-Dealers and Other Financial Intermediaries

This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or its affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that may also be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

28

HOW THE FUNDS INVEST: NVIT CARDINAL FUNDS

Purpose of the NVIT Cardinal Funds

The NVIT Cardinal Funds (“Funds” or “Cardinal Funds”) aim to provide various levels of potential capital appreciation and/or income at various levels of risk through diversification across traditional asset classes—U.S. stocks, international stocks, bonds and money market instruments. Each of the seven Funds is designed to provide a different asset allocation option corresponding to different investment goals ranging from the highest potential for growth with the highest amount of tolerance for risk, to the lowest potential growth with the lowest amount of tolerance for risk, and highest potential for income. Each Fund is a “fund of funds,” which means that each Fund seeks to achieve its particular level of risk/return by investing the majority of its assets in a professionally selected mix of the Underlying Funds. Each of the Underlying Funds in turn invests in equity or fixed-income securities, as appropriate to its respective objective and strategies. Depending on its target risk level, each Fund invests different amounts in these asset classes and Underlying Funds to achieve its investment objective.

The Cardinal Funds are primarily designed:

•	To help achieve an investor’s financial objectives through a professionally developed asset allocation program.
•	To maximize long-term total returns at a given level of risk through broad diversification among several traditional asset classes.

In selecting a Fund, investors should consider their personal objectives, investment time horizons, risk tolerances, and financial circumstances.

Each Cardinal Fund’s investment objective can be changed without shareholder approval upon 60 days’ written notice to shareholders.

Principal Investment Strategies

For each Cardinal Fund, the Adviser establishes a target allocation among different asset classes appropriate for the particular Fund’s risk profile and individual strategies. The Adviser bases this decision on the expected return potential, the anticipated risks and the volatility of each asset class. Further, the Adviser evaluates how various combinations of these asset classes can best pursue each Cardinal Fund’s investment objective.

Once the asset allocation is determined, the Adviser selects the Underlying Funds it believes most appropriate to represent the various asset classes. Where more than one Underlying Fund can be used for a single asset class, the Adviser also evaluates which Underlying Fund, or what combination of Underlying Funds, best represents the potential risks and benefits of that asset class. In selecting Underlying Funds, the Adviser considers a variety of factors in the context of current economic and market conditions, including each Underlying Fund’s investment strategies, risk profile and historical performance.

NVIT Cardinal Aggressive Fund

The Aggressive Fund seeks maximum growth of capital consistent with a more aggressive level of risk as compared to other Cardinal Funds. Through investments in the Underlying Funds, the Aggressive Fund pursues its objective by investing heavily in equity securities, such as common stocks of U.S. and international companies (including small- and mid-cap companies), that the Adviser believes offer opportunities for capital growth. As of the date of this Prospectus, the Aggressive Fund allocates approximately 65% of its net assets in U.S. stocks and approximately 30% in international stocks. The Aggressive Fund is designed for aggressive investors who are comfortable with incurring the risk associated with growth investing in a high percentage of stocks, including international stocks. The Aggressive Fund also is designed for investors with long time horizons, who want to maximize their long-term returns and who have a high tolerance for possible short-term losses.

NVIT Cardinal Moderately Aggressive Fund

The Moderately Aggressive Fund seeks growth of capital, but also seeks income consistent with a moderately aggressive level of risk as compared to other Cardinal Funds. Through investments in the Underlying Funds, the Moderately Aggressive Fund pursues its objective by investing considerably in equity securities, such as common stocks of U.S. and international companies (including mid-cap companies), that the Adviser believes offer opportunities for capital growth. It also invests a small portion of its assets in fixed-income securities in order to generate investment income. As of the date of this Prospectus, the Moderately Aggressive Fund allocates approximately 55% of its net assets in U.S. stocks, approximately 25% in international stocks and approximately 20% in bonds. The Moderately Aggressive Fund is designed for relatively aggressive investors who want to maximize returns over the long term but who have a tolerance for possible short-term losses or who are looking for some additional diversification.

NVIT Cardinal Capital Appreciation Fund

The Capital Appreciation Fund seeks growth of capital, but also seeks income consistent with a less aggressive level of risk as compared to other Cardinal Funds. Through investments in the Underlying Funds, the Capital Appreciation Fund pursues its objective by investing considerably in equity securities, such as common stocks of U.S. and international companies (including mid-cap companies), that the Adviser believes offer opportunities for capital growth. It also invests to a lesser extent in fixed-income securities in order to generate investment income. As of the date of this Prospectus, the Capital Appreciation

29

HOW THE FUNDS INVEST: NVIT CARDINAL FUNDS (cont.)

Fund allocates approximately 50% of its net assets in U.S. stocks, approximately 20% in international stocks and approximately 27% in bonds. The Capital Appreciation Fund is designed for relatively aggressive investors who want to emphasize capital growth over the long term, and who have a tolerance for possible short-term losses, but who also seek to reduce risk by including some investments offering investment income.

NVIT Cardinal Moderate Fund

The Moderate Fund seeks a high level of total return consistent with a moderate level of risk as compared to other Cardinal Funds. Through investments in the Underlying Funds, the Moderate Fund pursues its objective by investing a majority of its assets in equity securities, such as common stocks of U.S. and international companies (including mid-cap companies), that the Adviser believes offer opportunities for capital growth, but also a considerable portion of its assets in fixed-income securities in order to generate investment income. As of the date of this Prospectus, the Moderate Fund allocates approximately 45% of its net assets in U.S. stocks, approximately 15% in international stocks and approximately 35% in bonds. The Moderate Fund is designed for investors who have a lower tolerance for risk than more aggressive investors and who are seeking both capital growth and income. The Moderate Fund is also designed for investors who have a longer time horizon and who are willing to accept moderate short-term price fluctuations in exchange for potential longer-term returns.

NVIT Cardinal Balanced Fund

The Balanced Fund seeks a high level of total return through investment in both equity and fixed-income securities. Through investments in the Underlying Funds, the Balanced Fund pursues its objective by investing approximately equal amounts of its assets in equity securities, such as common stocks of U.S. and international companies (including mid-cap companies), that the Adviser believes offer opportunities for capital growth, and fixed-income securities, such as bonds, in order to generate investment income. As of the date of this Prospectus, the Balanced Fund allocates approximately 38% of its net assets in U.S. stocks, approximately 12% in international stocks and approximately 44% in bonds. The Balanced Fund is designed for investors who have a lower tolerance for risk than more aggressive investors and who are seeking both capital growth and income. The Balanced Fund is also designed for investors who are willing to accept moderate short-term price fluctuations in exchange for potential longer-term returns.

As a non-fundamental policy (i.e., which may be changed by the Balanced Fund’s Board of Trustees without requiring shareholder approval), the Balanced Fund normally invests at least 25% of its net assets in senior fixed-income securities.

NVIT Cardinal Moderately Conservative Fund

The NVIT Cardinal Moderately Conservative Fund (“Moderately Conservative Fund”) seeks a high level of total return consistent with a moderately conservative level of risk. Through investments in the Underlying Funds, the Moderately Conservative Fund pursues its objective by investing a majority of its assets in fixed-income securities, such as bonds (including high-yield bonds), in order to generate investment income, but also a considerable portion of its assets in equity securities, such as common stocks of U.S. and international companies (including mid-cap companies), that the Adviser believes offer opportunities for capital growth. As of the date of this Prospectus, the Moderately Conservative Fund allocates approximately 52% of its net assets in bonds, approximately 30% in U.S. stocks and approximately 10% in international stocks. The Moderately Conservative Fund is designed for investors who have a lower tolerance for risk and whose primary goal is income. The Moderately Conservative Fund is also designed for investors who have a shorter time horizon or who are willing to accept some amount of market volatility in exchange for greater potential income and growth.

NVIT Cardinal Conservative Fund

The NVIT Cardinal Conservative Fund (“Conservative Fund”) seeks a high level of total return consistent with a conservative level of risk as compared to other Cardinal Funds. Through investments in the Underlying Funds, the Conservative Fund pursues its objective by investing heavily in fixed-income securities, such as bonds (including high-yield bonds) and money market instruments in order to generate investment income and a relatively small portion of its assets in equity securities, such as common stocks. As of the date of this Prospectus, the Conservative Fund allocates approximately 70% of its net assets in bonds, approximately 10% in money market instruments, and approximately 20% in stocks. The Conservative Fund is designed for investors who have a low tolerance for risk and whose primary goal is income, or who have a short time horizon.

* * * * * *

Temporary investments – each Fund generally will be fully invested in accordance with its objective and strategies. However, pending investment of cash balances, or if the Fund’s management believes that business, economic, political or financial conditions warrant, a Fund may invest without limit in cash or money market cash equivalents. The use of temporary investments therefore is not a principal investment strategy, as it prevents a Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.

30

HOW THE FUNDS INVEST: NVIT CARDINAL FUNDS (cont.)

About Asset Classes

An “Asset Class” is a specific category of assets or investments. Examples of asset classes are stocks, bonds, foreign securities and money market instruments. Within each asset class there may be several different types of assets. For example, a “stock” asset class may contain common stocks and/or preferred stocks; large-cap, mid-cap, and/or small-cap stocks; domestic or international stocks; growth or value stocks. Each asset class, and each type of asset within that asset class, offers a different type of potential benefit and risk level. For example, “stock” assets may generally be expected to provide a higher potential growth rate, but may require a longer time horizon and more risk than you would expect from most “bond” assets. By combining the various asset classes, described below, in different percentage combinations, each Cardinal Fund seeks to provide different levels of potential risk and rewards.

Set forth below are the asset classes in which each Cardinal Fund invests, as appropriate to its specific investment objective and risk profile:

Large-Cap Stocks – stocks issued by companies that have market capitalizations similar to those of companies included in the Standard & Poor’s (“S&P”) 500® Index, ranging from $1.1 billion to $323.7 billion as of December 31, 2009.

Mid-Cap Stocks – stocks issued by companies that have market capitalizations similar to those of companies included in the Russell MidCap® Index, ranging from $15.4 million to $261.0 billion as of December 31, 2009.

Small-Cap Stocks – stocks issued by companies that have market capitalizations similar to those of companies included in the Russell 2000® Index, ranging from $20.0 million to $5.6 billion as of December 31, 2009.

International Stocks – stocks that trade on markets or are issued by companies that are located in, or derive a significant portion of their earnings or revenues from, countries around the world other than the United States. These may include both developed market countries as well as emerging market countries, which are developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries typically may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Bonds – fixed-income and other debt securities that represent an obligation by the issuer to pay a specified rate of interest or income at specified times, such as corporate bonds, bonds issued by a government or its agencies, asset-backed securities or mortgage-backed securities. Bonds may include investment-grade securities (i.e., rated in the four highest rating categories by a nationally recognized statistical rating organization, such as Moody’s, Standard & Poor’s and Fitch), as well as high-yield bonds, which are rated below investment grade.

Money Market Instruments – high quality debt instruments, such as commercial paper, notes issued by banks and U.S. government securities that mature in 397 days or less.

The Underlying Funds

Although each Cardinal Fund strives to provide diversification across major asset classes, each Fund is nondiversified as to issuers, which means that it holds securities issued by a small number of issuers (i.e., the Underlying Funds) and may invest a significant portion of its assets in any one Underlying Fund.

Set forth below are the Underlying Funds currently selected to represent each asset class. The Adviser reserves the right to add, delete or change the Underlying Funds selected to represent the asset classes without notice to shareholders.

ASSET CLASS	UNDERLYING FUNDS
Large-Cap Stocks	NVIT MULTI-MANAGER LARGE CAP VALUE FUND. This Underlying Fund seeks long-term capital growth by investing in equity securities of large-cap companies, using a value style of investing.
NVIT MULTI-MANAGER LARGE CAP GROWTH FUND. This Underlying Fund seeks long-term capital growth by investing in equity securities of large-cap companies, using a growth style of investing.
Mid-Cap Stocks	NVIT MULTI-MANAGER MID CAP VALUE FUND. This Underlying Fund seeks long-term capital appreciation by investing in equity securities of mid-cap companies, using a value style of investing.
NVIT MULTI-MANAGER MID CAP GROWTH FUND. This Underlying Fund seeks long-term capital growth by investing in equity securities of mid-cap companies, using a growth style of investing.
Small-Cap Stocks	NVIT MULTI-MANAGER SMALL CAP VALUE FUND. This Underlying Fund seeks capital appreciation by investing in equity securities of small-cap companies, using a value style of investing.
NVIT MULTI-MANAGER SMALL CAP GROWTH FUND. This Underlying Fund seeks capital growth by investing in equity securities of small-cap companies, using a growth style of investing.
NVIT MULTI-MANAGER SMALL COMPANY FUND. This Underlying Fund seeks long-term growth of capital by investing in equity securities of small-cap companies.
International Stocks	NVIT MULTI-MANAGER INTERNATIONAL VALUE FUND. This Underlying Fund seeks long-term capital appreciation by investing in equity securities of companies located, headquartered, or whose securities regularly trade on markets outside the United States, using a value style of investing.
NVIT MULTI-MANAGER INTERNATIONAL GROWTH FUND. This Underlying Fund seeks long-term capital growth by investing in equity securities issued by companies that are located in, or that derive at least 50% of their earnings or revenues from, a number of countries around the world other than the United States, using a growth style of investing.

31

HOW THE FUNDS INVEST: NVIT CARDINAL FUNDS (cont.)

ASSET CLASS	UNDERLYING FUNDS
Bonds	NVIT CORE BOND FUND. This Underlying Fund seeks a high level of current consistent with preserving capital by investing at least 80% of its net assets in fixed-income securities that are investment grade, including corporate bonds, U.S. government securities and mortgage-backed and asset-backed securities.
NVIT CORE PLUS BOND FUND. This Underlying Fund seeks long-term total return, consistent with reasonable risk, by investing in a diversified portfolio of different types of investment grade fixed-income securities.
NVIT SHORT TERM BOND FUND. This Underlying Fund seeks to provide a high level of current income while preserving capital and minimizing fluctuations in share value by investing primarily in U.S. government securities, mortgage-backed securities, commercial paper and corporate bonds that are investment grade.
Money Market Instruments	NVIT MONEY MARKET FUND. The NVIT Money Market Fund seeks as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity by investing in money market obligations.

Please see the Appendix for additional information about each of the Underlying Funds in which the Funds currently invest.

32

HOW THE FUNDS INVEST: NVIT CARDINAL FUNDS (cont.)

The allocations shown in the table below are the target allocations as of the date of this Prospectus (stated as the percentage of the Fund’s total assets). This means that, under normal circumstances, cash received by a Fund when it sells new shares is invested according to the allocations stated in the table, plus or minus 5% of the Fund’s total assets. However, day-to-day market activity will likely cause the value of each Fund’s allocations to fluctuate from the targets stated. The Adviser monitors each Fund’s holdings and cash flows and periodically realigns each Fund’s then-current asset class and Underlying Fund allocations back to its current target allocations. In addition, the asset class allocation targets themselves may change over time in order for each Fund to meet its respective objective or as economic and/or market conditions warrant. The Adviser generally sells shares of Underlying Funds in order to meet target allocations or shareholder redemption activity.

Investors should be aware that the Adviser applies a long-term investment horizon with respect to each Fund, and therefore, allocation changes may not be made in response to short-term market conditions. The Adviser reserves the right to add or delete asset classes or to change the target allocations at any time and without notice. The Funds may also invest in other mutual funds not identified in the Appendix, including unaffiliated mutual funds, that are chosen either to complement or replace the Underlying Funds.

		MODERATELY	CAPITAL			MODERATELY
	AGGRESSIVE	AGGRESSIVE	APPRECIATION	MODERATE	BALANCED	CONSERVATIVE	CONSERVATIVE
	FUND	FUND	FUND	FUND	FUND	FUND	FUND

U.S. STOCKS	65%	55%	50%	45%	38%	30%	15%

NVIT Multi-Manager Large Cap Value Fund	20.0%	17.5%	16.0%	15.0%	12.5%	10.0%	5.0%
NVIT Multi-Manager Large Cap Growth Fund	20.0%	17.5%	16.0%	15.0%	12.5%	10.0%	5.0%
NVIT Multi-Manager Mid Cap Value Fund	7.5%	7.5%	6.5%	5.0%	5.0%	5.0%	2.5%
NVIT Multi-Manager Mid Cap Growth Fund	7.5%	7.5%	6.5%	5.0%	5.0%	5.0%	2.5%
NVIT Multi-Manager Small Cap Value Fund	4.0%	2.0%	2.0%	2.0%	1.0%	0%	0%
NVIT Multi-Manager Small Cap Growth Fund	4.0%	2.0%	2.0%	2.0%	1.0%	0%	0%
NVIT Multi-Manager Small Company Fund	2.0%	1.0%	1.0%	1.0%	1.0%	0%	0%

INTERNATIONAL STOCKS	30%	25%	20%	15%	12%	10%	5%
NVIT Multi-Manager International Value Fund	15.0%	12.5%	10.0%	7.5%	6.0%	5.0%	2.5%
NVIT Multi-Manager International Growth Fund	15.0%	12.5%	10.0%	7.5%	6.0%	5.0%	2.5%

BONDS	5%	20%	27%	35%	44%	52%	70%
NVIT Core Bond Fund	2.5%	7.5%	10.0%	12.5%	15.0%	17.5%	20%
NVIT Core Plus Bond Fund	2.5%	7.5%	10.0%	12.5%	15.0%	17.5%	20%
NVIT Short Term Bond Fund	0%	5.0%	7.0%	10.0%	14.0%	17.0%	30%

MONEY MARKET INSTRUMENTS	0%	0%	3%	5%	6%	8%	10%
NVIT Money Market Fund	0%	0%	3.0%	5.0%	6.0%	8.0%	10.0%

TOTAL ALLOCATION	100%	100%	100%	100%	100%	100%	100%

The Adviser is also the investment adviser of each Underlying Fund. Because an investor is investing indirectly in the Underlying Funds through a Fund, he or she will pay a proportionate share of the applicable expenses of the Underlying Funds (including applicable management, administration and custodian fees), as well as the Fund’s direct expenses. The Underlying Funds will not charge any front-end sales loads, contingent deferred sales charges or Rule 12b-1 fees.

33

RISKS OF INVESTING IN THE FUNDS: NVIT CARDINAL FUNDS

None of the Cardinal Funds can guarantee that it will achieve its investment objective.

As with any mutual fund, the value of each Fund’s investments—and therefore, the value of each Fund’s shares—may fluctuate, and you may lose money. These changes may occur because of the following risks:

Asset allocation risk – each Fund is subject to different levels and combinations of risk based on its actual allocation among the various asset classes and Underlying Funds. Each Fund will be affected to varying degrees by stock and bond market risks, among others. The potential impact of the risks related to an asset class depends on the size of the Fund’s investment allocation to it.

Performance risk – each Fund’s investment performance is directly tied to the performance of the Underlying Funds in which the Fund invests. If one or more of the Underlying Funds fails to meet its investment objective, a Fund’s performance could be negatively affected. There can be no assurance that any Fund or Underlying Fund will achieve its investment objective.

Strategy risk – there is the risk that the Adviser’s evaluations and allocation among asset classes and Underlying Funds may be incorrect. Further, the Adviser may alter the Fund’s asset allocation at its discretion. A material change in the asset allocation could affect both the level of risk and the potential for gain or loss.

Fund-of-funds structure risk – there are certain risks associated with a structure whereby a Cardinal Fund invests primarily in other mutual funds, including that the Cardinal Funds will indirectly pay a proportional share of the fees and expenses of the Underlying Funds in which it invests. In managing the Cardinal Funds, the Adviser has the authority to select and replace Underlying Funds. The Adviser could be subject to a potential conflict of interest in doing so because the Adviser is also the investment adviser to most, if not all, of the Underlying Funds, and advisory fees paid to the Adviser by the Underlying Funds typically are higher than fees paid by the Cardinal Funds. It is important to note, however, that the Adviser has a fiduciary duty to each of the Cardinal Funds and must act in each Cardinal Fund’s best interests. In addition, the day-to-day management of the Underlying Funds is conducted by the respective subadvisers.

Nondiversified fund risk – Because each Cardinal Fund may hold large positions in a small number of Underlying Funds, an increase or decrease in the value of the shares issued by these Underlying Funds may have a greater impact on the Fund’s value and total return.

Risks Associated with U.S. and International Stocks

Stock market risk – refers to the possibility that an Underlying Fund could lose value if the individual equity securities in which the Underlying Fund has invested and/or the overall stock markets in which those stocks trade decline in price. Individual stocks and overall stock markets may experience short-term volatility (price fluctuation) as well as extended periods of decline or little growth. Individual stocks are affected by many factors, including:

•	corporate earnings;
•	production;
•	management;
•	sales and
•	market trends, including investor demand for a particular type of stock, such as growth or value stocks, small- or large-cap stocks, or stocks within a particular industry.

Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.

Small- and mid-cap risk – to the extent an Underlying Fund invests in stocks of small- and mid-cap companies, it may be subject to increased risk. Investments in medium-sized and smaller, newer companies may involve greater risk than investments in larger, more established companies because the stocks of mid-cap and small-cap companies are usually less stable in price and less liquid.

Risks Associated with International Stocks and Bonds

Foreign securities risk – foreign stocks and bonds may be more volatile, harder to price, and less liquid than U.S. securities. Foreign investments involve some of the following risks as well:

•	political and economic instability;
•	the impact of currency exchange rate fluctuations;
•	reduced information about issuers;
•	higher transaction costs;
•	less stringent regulatory and accounting standards and
•	delayed settlement.

Additional risks include the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities; the possible seizure, nationalization, or expropriation of the issuer or foreign deposits (in which the Underlying Fund could lose its entire investment in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls.

Foreign currencies – foreign securities may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates affect the value of an Underlying Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the

34

RISKS OF INVESTING IN THE FUNDS: NVIT CARDINAL FUNDS (cont.)

U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.

Foreign custody – an Underlying Fund that invests in foreign securities may hold such securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on an Underlying Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for an Underlying Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount an Underlying Fund can earn on its investments and typically results in a higher operating expense ratio for an Underlying Fund holding assets outside the United States.

Depositary receipts – investments in foreign securities may be in the form of depositary receipts, such as American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), which typically are issued by local financial institutions and evidence ownership of the underlying securities. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.

Risks Associated with Bonds and Money Market Instruments

Interest rate and inflation risk – increases in interest rates may decrease the value of debt securities held by an Underlying Fund. In general, prices of fixed-income securities decline when interest rates rise and increase when interest rates fall. Typically, the longer the maturity of a debt security, the more sensitive the debt security’s price will be to interest rate changes. Inflation risk is the risk to investments caused by market expectations of higher prices for goods and services. Inflationary expectations are generally associated with higher interest rates and, accordingly, higher yields and lower prices on fixed-rate debt securities. Because inflation reduces the purchasing power of income produced by existing fixed-rate debt securities, such as bonds and notes, the prices at which these securities trade will be reduced to compensate for the fact that the income they produce is worth less. This potential decrease in market value would be the measure of the inflation risk incurred by a Fund.

Credit risk – the risk that the issuer of a debt security will not make required interest payments and/or principal repayments when they are due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. If an issuer’s financial condition changes, the ratings on the issuer’s debt securities may be lowered, which could negatively affect the prices of the securities an Underlying Fund owns. This risk is particularly high for medium-grade securities, high-yield bonds and other lower-rated securities. Credit ratings do not provide assurance against default or loss of money. If a security has not received a rating, the Fund must rely entirely on the credit assessment of the Underlying Fund’s subadviser.

Neither the U.S. government nor its agencies guarantee the market value of their securities, and interest rate changes, prepayments and other factors may affect the value of government securities. Some of the securities purchased by a Fund are issued by the U.S. government, such as Treasury notes, bills and bonds, and Government National Mortgage Association (“GNMA”) pass-through certificates, and are backed by the “full faith and credit” of the U.S. government (the U.S. government has the power to tax its citizens to pay these debts) and are subject to little credit risk. Other securities issued by U.S. government agencies, authorities or instrumentalities, such as the Federal Home Loan Banks, Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corporation (“FHLMC”), are neither issued nor guaranteed by the U.S. government, and are supported only by the credit of the issuer.

Government agency or instrumentality issues have different levels of credit support. GNMA pass-through mortgage certificates are backed by the full faith and credit of the U.S. government. Although FNMA, FHLMC and the Federal Home Loan Banks are chartered by Acts of Congress, their securities are backed only by the credit of the respective instrumentality and are not issued or guaranteed by the U.S. government. Investors should remember that although certain government securities are guaranteed, market price and yield of the securities or net asset value and performance of any Cardinal Fund are not guaranteed.

Securities in which an Underlying Fund will invest generally will be rated within the top four rating categories by a rating agency. Ratings of securities purchased by an Underlying Fund are determined at the time of investment to be within the top four rating categories. Any subsequent rating downgrade of a debt obligation will be monitored generally by the Underlying Fund to consider what action, if any, it should take consistent with its investment objective. There is no requirement that any such securities must be sold if downgraded.

35

RISKS OF INVESTING IN THE FUNDS: NVIT CARDINAL FUNDS (cont.)

Obligations rated in the fourth-highest rating category by any rating agency are considered medium-grade securities. Medium-grade securities, although considered investment-grade, have speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-grade securities may be more vulnerable to adverse economic conditions or changing circumstances than issuers of higher-rated securities.

A corporate event such as a restructuring, merger, leveraged buyout, takeover, or similar action may cause a decline in market value of an issuer’s securities or credit quality of its bonds due to factors including an unfavorable market response or a resulting increase in the company’s debt. Added debt may significantly reduce the credit quality and market value of a company’s bonds, and may thereby affect the value of its equity securities as well.

High-yield bonds risk – to the extent an Underlying Fund invests in high-yield bonds (i.e., “junk bonds”) and other lower-rated bonds, the Underlying Fund will be subject to substantial risk of loss. Issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities. Prices of high-yield bonds tend to be very volatile. These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield bonds. An Underlying Fund’s investments in lower-rated securities may involve the following specific risks:

•	greater risk of loss due to default because of the increased likelihood that adverse economic or company-specific events will make the issuer unable to pay interest and/or principal when due;

•	wider price fluctuations due to changing interest rates and/or adverse economic and business developments and
•	greater risk of loss due to declining credit quality.

Asset-backed securities risk – like traditional fixed-income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated. Prepayment reduces the yield to maturity and the average life of the asset-backed securities. In addition, when a Fund reinvests the proceeds of a prepayment, it may receive a lower interest rate. In a period of rising interest rates, prepayments may occur at a slower rate than expected. As a result, the average maturity of a Fund’s portfolio may increase. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities.

The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Unlike mortgage-backed securities, asset-backed securities may not have the benefit of any security interest in the related asset.

Mortgage-backed securities risk – these fixed-income securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. When interest rates fall, borrowers may refinance or otherwise repay principal on their loans earlier than scheduled. When this happens, certain types of mortgage-backed securities will be paid off more quickly than originally anticipated and a Fund will have to invest the proceeds in securities with lower yields. This risk is known as “prepayment risk.” When interest rates rise, certain types of mortgage-backed securities will be paid off more slowly than originally anticipated and the value of these securities will fall if the market perceives the securities’ interest rates to be too low for a longer-term investment. This risk is known as “extension risk.” Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other fixed-income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. Through its investments in mortgage-backed securities, including those issued by private lenders, a Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments to their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements. The risk of non-payment is greater for mortgage-backed securities issued by private lenders that contain subprime loans, but a level of risk exists for all loans.

Money market risk – the risks that apply to bonds also apply to money market instruments, but to a lesser degree. This is because the money market instruments held by an Underlying Fund are securities with shorter maturities and higher quality than those typically of bonds.

Additional Risks that May Affect the Funds

Liquidity risk – the risk that a security cannot be sold, or cannot be sold quickly, at an acceptable price. An inability to sell a portfolio position can adversely affect an Underlying Fund’s value or prevent an Underlying Fund from being able to take advantage of other investment opportunities. Liquidity risk may also refer to the risk that an Underlying Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Fund may be forced to sell liquid securities at an

36

RISKS OF INVESTING IN THE FUNDS: NVIT CARDINAL FUNDS (cont.)

unfavorable time and conditions. Underlying Funds that invest in fixed-income securities, such as mortgage-backed securities, and small- and mid-cap stocks will be especially subject to the risk that during certain periods, the liquidity of particular issuers will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.

If the value of a Fund’s investments goes down, you may lose money.

A Fund may invest in or use other types of investments or strategies not shown here that do not represent principal investment strategies or raise principal risks. More information about these non-principal investments, strategies and risks is available in the Funds’ Statement of Additional Information (“SAI”).

Please see the Appendix for additional information about the Underlying Funds in which the Funds currently invest.

Selective Disclosure of Portfolio Holdings

Each Cardinal Fund posts onto the Trust’s Internet site (www.nationwide.com/mutualfunds) substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month, and remain available on the Internet site until the Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the Securities and Exchange Commission. A description of the Funds’ policies and procedures regarding the release of portfolio holdings information is available in the Funds’ SAI.

37

FUND MANAGEMENT

Investment Adviser

Nationwide Fund Advisors (“NFA” or the “Adviser”), 1000 Continental Drive, Suite 400, King of Prussia, Pennsylvania 19406, manages the investment of the Funds’ assets and supervises the daily business affairs of each Fund. NFA was organized in 1999 as an investment adviser for mutual funds. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc.

NFA allocates the Funds’ assets according to their respective target allocations for each asset class and the Underlying Funds. NFA then monitors these allocations, as well as factors that could influence the allocations, such as market and economic conditions. For these services, each Fund pays NFA an annual management fee. This is in addition to the investment advisory fees paid to the Adviser by the Underlying Funds in which the Funds invest. NFA believes and the Board of Trustees of the Trust (“Board of Trustees”) concurs that the fee paid to NFA is for services in addition to the services provided by the underlying investments and does not duplicate those services.

Each Fund pays NFA an annual management fee based on the Fund’s average daily net assets. The annual management fee paid by each Fund to NFA for the fiscal year ended December 31, 2009, expressed as a percentage of the Fund’s average daily net assets and taking into account any applicable fee waivers or reimbursements, was as follows:

Actual
Fund	Management Fee
NVIT Cardinal Aggressive Fund	0.00%

NVIT Cardinal Moderately Aggressive Fund	0.20%

NVIT Cardinal Capital Appreciation Fund	0.20%

NVIT Cardinal Moderate Fund	0.20%

NVIT Cardinal Balanced Fund	0.20%

NVIT Cardinal Moderately Conservative Fund	0.19%

NVIT Cardinal Conservative Fund	0.20%

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreements for the Funds will be available in the Funds’ semiannual report to shareholders, which will cover the period January 1, 2010 to June 30, 2010.

Portfolio Management

Thomas R. Hickey Jr. is the Funds’ portfolio manager and is responsible for the day-to-day management of the Funds in accordance with (1) their respective target asset class allocations and (2) the allocations to each of their respective Underlying Funds. Mr. Hickey joined NFA in April 2001 and is currently Vice President of NFA. Since September 2007, Mr. Hickey has been the lead manager for all NFA asset allocation strategies.

Additional Information about the Portfolio Manager

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund, if any.

Multi-Manager Structure

The Adviser and the Trust have received an exemptive order from the SEC for a multi-manager structure that allows the Adviser to hire, replace or terminate a subadviser (excluding hiring a subadviser which is an affiliate of the Adviser) without the approval of shareholders. The order also allows the Adviser to revise a subadvisory agreement with an unaffiliated subadviser with the approval of the Board of Trustees but without shareholder approval. Currently, the Funds are managed directly by the Adviser, but if a new unaffiliated subadviser is hired for a Fund, shareholders will receive information about the new subadviser within 90 days of the change. The exemptive order allows the Funds greater flexibility enabling them to operate more efficiently.

The Adviser has no current intention to hire a subadviser for the Funds. In instances where the Adviser would hire a subadviser, the Adviser would perform the following oversight and evaluation services to a subadvised Fund:

•	initial due diligence on prospective Fund subadvisers;
•	monitoring subadviser performance, including ongoing analysis and periodic consultations;
•	communicating performance expectations and evaluations to the subadvisers and
•	making recommendations to the Board of Trustees regarding renewal, modification or termination of a subadviser’s contract.

If the Adviser were to recommend subadviser changes, the Adviser would provide written reports to the Board of Trustees regarding its evaluation and monitoring of the subadviser. Although the Adviser would monitor the subadviser’s performance, there is no certainty that any subadviser or Fund would obtain favorable results at any given time.

38

INVESTING WITH NATIONWIDE FUNDS

Who Can Buy Shares of the Cardinal Funds

Shares of the Cardinal Funds are currently sold to separate accounts of Nationwide Life Insurance Company and its affiliated life insurance companies (collectively, “Nationwide”) to fund benefits payable under variable life insurance policies and variable annuity contracts (collectively, “variable insurance contracts”) under the Funds’ “Mixed and Shared” Exemptive Order (“Order”). Permitting both variable life insurance separate accounts and variable annuity separate accounts to invest in the same Funds is known as “mixed funding.” Shares of the Cardinal Funds are not sold to individual investors.

The separate accounts purchase shares of a Fund in accordance with variable account allocation instructions received from owners of the variable insurance contracts. A Fund then uses the proceeds to buy securities for its portfolio.

Because variable insurance contracts may have different provisions with respect to the timing and method of purchases and exchanges, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.

Please check with Nationwide to determine if a Fund is available under your variable insurance contract. This Prospectus should be read in conjunction with the Prospectus of the separate account of your specific variable insurance contract.

In the future, the Funds may sell shares to separate accounts of other unaffiliated insurance companies, as well as to Nationwide. The Funds currently do not foresee any disadvantages to the owners of variable insurance contracts arising out of the fact that the Funds may offer their shares to the separate accounts of various other insurance companies to fund benefits of their variable insurance contracts. Nevertheless, as a condition of the Funds’ Order, the Board of Trustees will monitor events in order to identify any material irreconcilable conflicts which may arise (such as those arising from tax or other differences), and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in one or more of the Funds and shares of another fund may be substituted. This might force a Fund to sell its securities at disadvantageous prices.

The distributor for the Funds is Nationwide Fund Distributors LLC (“NFD” or the “Distributor”).

Purchase Price

The purchase price of each share of a Fund is its net asset value (“NAV”) next determined after the order is received in good order by the Fund or its agents. No sales charge is imposed on the purchase of a Fund’s shares; however, your variable insurance contract may impose a sales charge. Generally, net assets are based on the market value of the securities and other assets owned by a Fund less its liabilities. The NAV for a class is determined by dividing the total market value of the securities and other assets of a Fund allocable to such class, less the liabilities allocable to that class, by the total number of that class’ outstanding shares.

NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) (“Exchange”) on each day the Exchange is open for trading. Each Fund may reject any order to buy shares and may suspend the sale of shares at any time.

The Funds do not calculate NAV on the following days:

•	New Year’s Day
•	Martin Luther King, Jr. Day
•	Presidents’ Day
•	Good Friday
•	Memorial Day
•	Independence Day
•	Labor Day
•	Thanksgiving Day
•	Christmas Day
•	Other days when the Exchange is closed.

To the extent that a Fund’s investments are traded in markets that are open when the Exchange is closed, the value of the Fund’s investments may change on days when shares cannot be purchased or redeemed.

Fair Valuation

As “Funds-of-Funds” the Cardinal Funds’ assets consist primarily of shares of the Underlying Funds, which are valued at their respective net asset value. Each Cardinal Fund and each Underlying Fund values its respective assets at current market prices where current market prices are readily available.

Cardinal Funds with more aggressive strategies tend to invest more in foreign securities than do the Cardinal Funds with more conservative strategies. Therefore, the Moderately Aggressive Fund, for example, may be subject to Fair Value pricing more frequently than the Moderately Conservative Fund.

The Board of Trustees has adopted Valuation Procedures governing the method by which individual portfolio securities held by the Cardinal Funds and the Underlying Funds are valued in order to determine each Cardinal Fund’s NAV. The Valuation Procedures provide that a Cardinal Fund’s (and Underlying Fund’s) assets are valued primarily on the

39

INVESTING WITH NATIONWIDE FUNDS (cont.)

basis of market quotations. Where such Underlying Fund NAVs are either available or are deemed by the Adviser to be unreliable, a Fair Valuation Committee, consisting of employees of the Adviser, meets to determine a manual “fair valuation” in accordance with the Valuation Procedures. In addition, the Fair Valuation Committee will “fair value” securities whose value is affected by a “significant event.” Pursuant to the Valuation Procedures, any “fair valuation” decisions are subject to the review of the Board of Trustees.

A “significant event” is defined by the Valuation Procedures as an event that materially affects the value of a domestic or foreign security that occurs after the close of the principal market on which such security trades but before the calculation of the Cardinal Fund’s (and that of each Underlying Fund in which it invests) NAV. Significant events that could affect individual portfolio securities may include corporate actions such as reorganizations, mergers and buy-outs, corporate announcements on earnings, significant litigation, regulatory news such as government approvals and news relating to natural disasters affecting an issuer’s operations. Significant events that could affect a large number of securities in a particular market may include significant market fluctuations, market disruptions or market closings, governmental actions or other developments or natural disasters or armed conflicts that affect a country or region.

Due to the time differences between the closings of the relevant foreign securities exchanges and the time that an Underlying Fund’s NAV is calculated, an Underlying Fund may fair value its foreign investments more frequently than it does other securities. When fair value prices are utilized, these prices will attempt to reflect the impact of the financial markets’ perceptions and trading activities on an Underlying Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair value pricing of foreign securities may occur on a daily basis, for instance, using data furnished by an independent pricing service that draws upon, among other information, the market values of foreign investments. Therefore, the fair values assigned to an Underlying Fund’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

By fair valuing a security whose price may have been affected by significant events or by news after the last market pricing of the security, the Cardinal Funds and the Underlying Funds each attempt to establish a price that they might reasonably expect to receive upon the current sale of that security. These procedures are intended to help ensure that the prices at which Cardinal Fund shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders. In the event a Fund values its securities using the procedures described above, the Fund’s NAV may be higher or lower than would have been the case if the Fund had not used its Valuation Procedures.

Selling Shares

Shares may be sold (redeemed) at any time, subject to certain restrictions described below. The redemption price is the NAV per share next determined after the order is received in good order by the Fund or its agent. Of course, the value of the shares redeemed may be more or less than their original purchase price depending upon the market value of a Fund’s investments at the time of the redemption.

Because variable insurance contracts may have different provisions with respect to the timing and method of redemptions, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.

Restrictions on Sales

Shares of a Fund may not be redeemed or a Fund may delay paying the proceeds from a redemption when the Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or an emergency exists (as determined by the Securities and Exchange Commission (“SEC”)).

If the insurance company issuing the variable insurance contract is willing to provide notice to investors, a Fund may delay forwarding the proceeds of your redemption request for up to 7 days after receipt of such redemption request. Such request may be delayed if the investor redeeming shares is engaged in excessive trading or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund.

40

INVESTING WITH NATIONWIDE FUNDS (cont.)

Excessive or Short-Term Trading

The Cardinal Funds seek to discourage short-term or excessive trading (often described as “market timing”). Excessive trading (either frequent exchanges between Funds or redemptions and repurchases of Funds within a short time period) may:

•	disrupt portfolio management strategies;
•	increase brokerage and other transaction costs and
•	negatively impact Fund performance for all variable insurance contract owners indirectly investing in a Fund.

A Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number and frequency of trades in Fund shares and other factors. Although the Funds are intended for investors with relatively long time horizons, those Funds that invest in foreign securities, particularly the Aggressive Fund, Moderately Aggressive Fund and Capital Appreciation Fund, may be at greater risk for excessive trading because these Funds invest a greater proportion of their respective assets in international securities. Therefore the impact of short-term trading may be greater for these Funds. Investors may attempt to take advantage of anticipated price movements in securities held by the Funds based on events occurring after the close of a foreign market that may not be reflected in the Fund’s NAV (referred to as “arbitrage market timing”). Arbitrage market timing may also be attempted in funds that hold significant investments in small-cap securities, high-yield (junk) bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices. The Board of Trustees has adopted and implemented policies and procedures to detect, discourage and prevent excessive short-term trading in all classes of the Funds, and does not accommodate such excessive short-term trading. These procedures are described below.

Monitoring of Trading Activity

It is difficult for the Funds to monitor short-term trading because the insurance companies that issue variable insurance contracts that invest in the Funds typically aggregate the trades of all of their respective contract holders into a single purchase, redemption or exchange transaction. Additionally, most insurance companies combine all of their contract holders’ investments into a single omnibus account in each Fund. Therefore, the Funds typically cannot identify, and thus cannot successfully prevent, short-term trading by an individual contract holder within that aggregated trade or ominous account but must rely instead on the insurance company to monitor its individual contract holder trades to identify individual short-term traders.

Subject to the limitations described above, each Fund does, however, monitor significant cash flows into and out of the Fund and, when unusual cash flows are identified, will request that the applicable insurance company investigate the activity, inform the Fund whether or not short-term trading by an individual contract holder is occurring and take steps to prevent future short-term trades by such contract holder.

With respect to the Nationwide variable insurance contracts which offer the Funds, Nationwide monitors redemption and repurchase activity, and as a general matter, Nationwide currently limits the number and frequency of trades as set forth in the Nationwide separate account prospectus. Other insurance companies may employ different policies or provide different levels of cooperation in monitoring trading activity and complying with Fund requests.

Restrictions on Transactions

As described above, each insurance company has its own policies and restrictions on short-term trading. Additionally, the terms and restrictions on short-term trading may vary from one variable insurance contract to another even among those contracts issued by the same insurance company. Therefore, contract holders should consult their own variable insurance contract for the specific short-term trading periods and restrictions.

Whenever a Fund is able to identify short-term trades and or traders, such Fund has broad authority to take discretionary action against market timers and against particular trades and uniformly will apply the short-term trading restrictions to all such trades which that Fund identifies. As described above, however, the Fund typically requires the assistance of the insurance company to identify such short-term trades and traders. In the event the Fund cannot identify and prevent such trades, these may result in increased costs to all Fund shareholders as described below. When identified, a Fund has sole discretion to:

•	restrict purchases or exchanges that it or its agents believe constitute excessive trading and

•	reject purchases or exchanges that violate a Fund’s excessive trading policies or its exchange limits.

41

INVESTING WITH NATIONWIDE FUNDS (cont.)

Distribution and Services Plans

Because these fees are paid out of a Fund’s assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of charges.

Distribution Plan

In addition to expenses that may be imposed by variable insurance contracts, the Trust has adopted a Distribution Plan under Rule 12b-1 of the 1940 Act, which permits the Funds to compensate the Distributor for expenses associated with distributing and selling Class II shares of a Fund and providing shareholder services. Under the Distribution Plan, a Fund pays the Distributor from its Class II shares a fee that is accrued daily and paid monthly. The amount of this fee shall not exceed an annual amount of 0.25% of the average daily net assets of a Fund’s Class II shares. The Distribution Plan may be terminated at any time as to any share class of a Fund, without payment of any penalty, by a vote of a majority of the outstanding voting securities of that share class.

Administrative Services Plan

In addition to 12b-1 fees, shares of the Funds are also subject to fees pursuant to an Administrative Services Plan adopted by the Trust’s Board of Trustees. These fees are paid by a Fund to insurance companies or their affiliates who provide administrative support services to variable insurance contract holders on behalf of the Funds. Under the Administrative Services Plan, a Fund may pay an insurance company or its affiliates a maximum annual fee of 0.25% for Class I and Class II shares; however, many insurance companies do not charge the maximum permitted fee or even a portion thereof.

For the year ended December 31, 2009, administrative services fees were 0.05% for Class I shares and Class II shares of the Cardinal Funds.

Revenue Sharing

NFA and/or its affiliates (collectively “Nationwide Funds Group” or “NFG”) often make payments for marketing, promotional or related services provided by:

•	insurance companies that offer subaccounts in the Funds as underlying investment options in variable annuity contracts or
•	broker-dealers and other financial intermediaries that sell variable insurance contracts that include such investment options.

These payments are often referred to as “revenue sharing payments.” The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the insurance company, broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a recommended or preferred list, access to an intermediary’s personnel and other factors. Revenue sharing payments are paid from NFG’s own legitimate profits and other of its own resources (not from the Funds) and may be in addition to any Rule 12b-1 payments that are paid. The Board of Trustees will monitor these revenue sharing arrangements as well as the payment of advisory fees paid by the Funds to ensure that the level of such advisory fees do not involve the indirect use of the Funds’ assets to pay for marketing, promotional or related services. Because revenue sharing payments are paid by NFG, and not from the Funds’ assets, the amount of any revenue sharing payments is determined by NFG.

In addition to the revenue sharing payments described above, NFG may offer other incentives to sell variable insurance contract subaccounts in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary’s personnel, and/or entertainment or meals. These payments may also include, at the direction of a retirement plan’s named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.

The recipients of such incentives may include:

•	the Distributor and other affiliates of NFA;
•	broker-dealers and other financial intermediaries that sell such variable insurance contracts and
•	insurance companies, such as Nationwide, that include shares of the Funds as underlying subaccount options.

Payments may be based on current or past sales of subaccounts investing in shares of the Funds, current or historical assets, or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an insurance company or intermediary or their employees or associated persons to:

•	recommend a particular variable insurance contract or specific subaccounts representing shares of a Fund instead of recommending options offered by competing insurance companies or
•	sell shares of a Fund instead of shares of funds offered by competing fund families.

Notwithstanding the revenue sharing payments described above, NFA and all subadvisers to the Trust are prohibited from considering a broker-dealer’s sale of any of the Trust’s shares, or the inclusion of the Trust’s shares in an insurance contract provided by an insurance affiliate of the broker-

42

INVESTING WITH NATIONWIDE FUNDS (cont.)

dealer, in selecting such broker-dealer for the execution of Fund portfolio transactions, except as may be specifically permitted by law.

Fund portfolio transactions nevertheless may be affected with broker-dealers who coincidentally may have assisted customers in the purchase of variable insurance contracts that feature subaccounts in the Funds’ shares issued by Nationwide Life Insurance Company or Nationwide Life & Annuity Insurance Company, affiliates of NFA, although neither such assistance nor the volume of shares sold of the Trust or any affiliated investment company is a qualifying or disqualifying factor in NFA’s or a subadviser’s selection of such broker-dealer for portfolio transaction execution.

The insurance company that provides your variable insurance contract may also make similar revenue sharing payments to broker-dealers and other financial intermediaries in order to promote the sale of such insurance contracts. Contact your insurance provider and/or financial intermediary for details about revenue sharing payments it may pay or receive.

Additional Information about Fees and Expenses

The fees and expenses in the Fees and Expenses table of each Fund Summary are based on average annual net assets as of the fiscal year ended December 31, 2009, and do not reflect any change in expense ratios resulting from a change in assets under management since December 31, 2009. A decline in a Fund’s average net assets during the current fiscal year, as a result of market volatility or other factors, could cause a Fund’s expense ratio to be higher than the fees and expenses shown. Significant declines in a Fund’s net assets will increase your Fund’s total expense ratio, likely significantly. A Fund with a higher expense ratio means you could pay more if you buy or hold shares of the Fund. Annualized expense ratios for the six-month period ending June 30, 2010 and the fiscal year ending December 31, 2010 will be available in each Fund’s Semiannual report and annual report, respectively, which will be available on www.nationwide.com/mutualfunds.

43

DISTRIBUTIONS AND TAXES

Dividends and Distributions

Each Fund (including each Underlying Fund) has qualified, or intends to qualify, to be treated as a regulated investment company under the Internal Revenue Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes. Each Fund expects to declare and distribute all of its net investment income, if any, as dividends quarterly in the form of additional shares of the Fund. Each Fund will distribute net realized capital gains, if any, at least annually. A Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The Funds automatically reinvest any capital gains. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gains distribution.

Tax Status

Shares of the Funds must be purchased through separate accounts used to fund variable insurance contracts. As a result, it is anticipated that any income dividends or capital gains distributed by a Fund will be exempt from current taxation by contract holders if left to accumulate within a separate account. Withdrawals from such contracts may be subject to ordinary income tax plus a 10% penalty tax if made before age 59 1/2. Investors should ask their own tax advisors for more information on their tax situation, including possible state or local taxes. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which shares of the Funds are offered.

Please refer to the Statement of Additional Information for more information regarding the tax treatment of the Funds.

This discussion of “Distributions and Taxes” is not intended or written to be used as tax advice. Contract owners should consult their own tax professional about their tax situation.

44

Financial Highlights: NVIT Cardinalsm Aggressive Fund

The financial highlights tables are intended to help you understand the Fund’s financial performance for the past five years ended December 31 or, if the Fund or a class has not been in operation for five years, for the life of that Fund or class. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). THE TOTAL RETURNS DO NOT INCLUDE CHARGES THAT ARE IMPOSED BY VARIABLE INSURANCE CONTRACTS. IF THESE CHARGES WERE REFLECTED, RETURNS WOULD BE LOWER THAN THOSE SHOWN. Information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Trust’s annual reports, which are available upon request.

Selected Data for Each Share of Capital Outstanding

		Operations			Distributions						Ratios/Supplemental Data
			Net											Ratio of
			Realized										Ratio	Expenses
			and										of Net	(Prior to
	Net Asset		Unrealized									Ratio of	Investment	Reimburse-
	Value,	Net	Gains		Net	Net			Net Asset		Net Assets	Expenses	Income to	ments) to
	Beginning	Investment	(Losses) from	Total from	Investment	Realized	Return of	Total	Value, End	Total	at End of	to Average	Average	Average Net	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Capital	Distributions	of Period	Return (a)	Period	Net Assets (b)	Net Assets (b)	Assets (b)(c)	Turnover (d)
Class I Shares
Year Ended December 31, 2009 (e)	$6.57	0.07	1.84	1.91	(0.07)	—	—	(0.07)	$8.41	29.30%	$1,976,590	0.33%	0.95%	0.53%	32.02%
Period Ended December 31, 2008 (e)(f)	$10.00	0.06	(3.21)	(3.15)	(0.13)	(0.15)	—	(0.28)	$6.57	(31.73)%	$1,559,214	0.30%	0.98%	0.81%	26.73%

Class II Shares
Year Ended December 31, 2009 (e)	$6.57	0.06	1.85	1.91	(0.07)	—	—	(0.07)	$8.41	29.20%	$13,047,556	0.42%	0.89%	0.78%	32.02%
Period Ended December 31, 2008 (e)(f)	$10.00	0.06	(3.21)	(3.15)	(0.13)	(0.15)	—	(0.28)	$6.57	(31.76)%	$5,666,187	0.41%	1.03%	1.20%	26.73%

Amounts designated as “—” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.

(b)	Annualized for periods less than one year.

(c)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(e)	Per share calculations were performed using average shares method.

(f)	For the period from March 28, 2008 (commencement of operations) through December 31, 2008.

45

Financial Highlights: NVIT Cardinalsm Moderately Aggressive Fund

Selected Data for Each Share of Capital Outstanding

		Operations			Distributions				Ratios/Supplemental Data
													Ratio of
			Net Realized									Ratio	Expenses
			and									of Net	(Prior to
	Net Asset		Unrealized								Ratio of	Investment	Reimburse-
	Value,	Net	Gains		Net	Net		Net Asset		Net Assets	Expenses	Income to	ments) to
	Beginning	Investment	(Losses) from	Total from	Investment	Realized	Total	Value, End	Total	at End of	to Average	Average Net	Average Net	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)	Period	Net Assets (b)	Assets (b)	Assets (b)(c)	Turnover (d)
Class I Shares
Year Ended December 31, 2009 (e)	$7.08	0.11	1.76	1.87	(0.11)	—	(0.11)	$8.84	26.69%	$13,307,323	0.30%	1.44%	0.30%	15.09%
Period Ended December 31, 2008 (f)	$10.00	0.10	(2.81)	(2.71)	(0.13)	(0.08)	(0.21)	$7.08	(27.24)%	$4,927,688	0.28%	1.52%	0.36%	13.38%

Class II Shares
Year Ended December 31, 2009 (e)	$7.08	0.09	1.78	1.87	(0.11)	—	(0.11)	$8.84	26.58%	$189,004,607	0.38%	1.23%	0.54%	15.09%
Period Ended December 31, 2008 (f)	$10.00	0.10	(2.81)	(2.71)	(0.13)	(0.08)	(0.21)	$7.08	(27.26)%	$98,014,675	0.39%	1.68%	0.60%	13.38%

Amounts designated as “—” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.

(b)	Annualized for periods less than one year.

(c)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(e)	Per share calculations were performed using average shares method.

(f)	For the period from March 28, 2008 (commencement of operations) through December 31, 2008.

46

Financial Highlights: NVIT Cardinalsm Capital Appreciation Fund

Selected Data for Each Share of Capital Outstanding

		Operations			Distributions						Ratios/Supplemental Data
														Ratio of
			Net Realized										Ratio	Expenses
			and										of Net	(Prior to
	Net Asset		Unrealized									Ratio of	Investment	Reimburse-
	Value,	Net	Gains		Net	Net			Net Asset		Net Assets	Expenses	Income to	ments) to
	Beginning	Investment	(Losses) from	Total from	Investment	Realized	Return of	Total	Value, End	Total	at End of	to Average	Average Net	Average Net	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Capital	Distributions	of Period	Return (a)	Period	Net Assets (b)	Assets (b)	Assets (b)(c)	Turnover (d)
Class I Shares
Year Ended December 31, 2009 (e)	$7.43	0.13	1.66	1.79	(0.13)	—	—	(0.13)	$9.09	24.25%	$4,277,333	0.30%	1.59%	0.30%	9.53%
Period Ended December 31, 2008 (f)	$10.00	0.10	(2.47)	(2.37)	(0.13)	(0.07)	—	(0.20)	$7.43	(23.81)%	$2,016,215	0.27%	1.53%	0.34%	14.19%

Class II Shares
Year Ended December 31, 2009 (e)	$7.43	0.13	1.65	1.78	(0.12)	—	—	(0.12)	$9.09	24.16%	$544,708,502	0.38%	1.55%	0.54%	9.53%
Period Ended December 31, 2008 (f)	$10.00	0.10	(2.47)	(2.37)	(0.13)	(0.07)	—	(0.20)	$7.43	(23.84)%	$114,509,407	0.39%	1.95%	0.59%	14.19%

Amounts designated as “—” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.

(b)	Annualized for periods less than one year.

(c)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(e)	Per share calculations were performed using average shares method.

(f)	For the period from March 28, 2008 (commencement of operations) through December 31, 2008.

47

Financial Highlights: NVIT Cardinalsm Moderate Fund

Selected Data for Each Share of Capital Outstanding

		Operations			Distributions						Ratios/Supplemental Data
														Ratio of
			Net Realized										Ratio	Expenses
			And										of Net	(Prior to
	Net Asset		Unrealized									Ratio of	Investment	Reimburse-
	Value,	Net	Gains (Losses)		Net	Net			Net Asset		Net Assets	Expenses to	Income to	ments) to
	Beginning	Investment	From	Total From	Investment	Realized	Return of	Total	Value, End	Total	at End of	Average	Average Net	Average Net	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Capital	Distributions	of Period	Return (a)	Period	Net Assets (b)	Assets (b)	Assets (b)(c)	Turnover (a)(d)
Class I Shares
Year Ended December 31, 2009 (e)	$7.78	0.14	1.56	1.70	(0.15)	—	—	(0.15)	$9.33	22.01%	$7,668,257	0.29%	1.70%	0.29%	9.32%
Period Ended December 31, 2008 (e)(f)	$10.00	0.11	(2.15)	(2.04)	(0.13)	(0.05)	—	(0.18)	$7.78	(20.45)%	$3,018,008	0.27%	2.08%	0.36%	13.37%

Class II Shares
Year Ended December 31, 2009 (e)	$7.78	0.15	1.53	1.68	(0.14)	—	—	(0.14)	$9.32	21.95%	$513,389,824	0.38%	1.70%	0.54%	9.32%
Period Ended December 31, 2008 (e)(f)	$10.00	0.11	(2.16)	(2.05)	(0.13)	(0.05)	—	(0.18)	$7.78	(20.48)%	$110,864,444	0.39%	2.28%	0.59%	13.37%

Amounts designated as “—“ are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.

(b)	Annualized for periods less than one year.

(c)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(e)	Per share calculations were performed using average shares method.

(f)	For the period from March 28, 2008 (commencement of operations) through December 31, 2008.

48

Financial Highlights: NVIT Cardinalsm Balanced Fund

Selected Data for Each Share of Capital Outstanding

		Operation			Distributions						Ratios/Supplemental Data
														Ratio of
			Net Realized										Ratio	Expenses
			and										of Net	(Prior to
	Net Asset		Unrealized									Ratio of	Investment	Reimburse-
	Value,	Net	Gains (Losses)		Net	Net			Net Asset		Net Assets	Expenses	Income to	ments) to
	Beginning	Investment	from	Total from	Investment	Realized	Return	Total	Value, End	Total	at End of	to Average	Average Net	Average Net	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	of Capital	Distributions	of Period	Return (a)	Period	Net Assets (b)	Assets (b)	Assets (b)(c)	Turnover (d)
Class I Shares
Year Ended December 31, 2009 (e)	$8.12	0.15	1.45	1.60	(0.17)	—	—	(0.17)	$9.55	19.88%	$2,353,767	0.30%	1.72%	0.30%	8.76%
Period Ended December 31, 2008 (f)	$10.00	0.12	(1.82)	(1.70)	(0.14)	(0.04)	—	(0.18)	$8.12	(17.10)%	$1,767,818	0.26%	1.90%	0.34%	13.21%

Class II Shares
Year Ended December 31, 2009 (e)	$8.11	0.15	1.45	1.60	(0.17)	—	—	(0.17)	$9.54	19.82%	$424,990,355	0.38%	1.75%	0.54%	8.76%
Period Ended December 31, 2008 (f)	$10.00	0.12	(1.83)	(1.71)	(0.14)	(0.04)	—	(0.18)	$8.11	(17.23)%	$144,896,681	0.39%	2.73%	0.59%	13.21%

Amounts designated as “—“ are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.

(b)	Annualized for periods less than one year.

(c)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(e)	Per share calculations were performed using average shares method.

(f)	For the period from March 28, 2008 (commencement of operations) through December 31, 2008.

49

Financial Highlights: NVIT Cardinalsm Moderately Conservative Fund

Selected Data for Each Share of Capital Outstanding

		Operations			Distributions						Ratios/Supplemental Data
														Ratio of
			Net Realized										Ratio	Expenses
			and										of Net	(Prior to
	Net Asset		Unrealized									Ratio of	Investment	Reimburse-
	Value,	Net	Gains		Net	Net			Net Asset		Net Assets	Expenses	Income to	ments) to
	Beginning	Investment	(Losses) from	Total from	Investment	Realized	Return of	Total	Value, End	Total	at End of	to Average	Average Net	Average Net	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Capital	Distributions	of Period	Return (a)	Period	Net Assets (b)	Assets (b)	Assets (b)(c)	Turnover (d)
Class I Shares
Year Ended December 31, 2009 (e)	$8.47	0.17	1.32	1.49	(0.20)	(0.01)	—	(0.21)	$9.75	17.64%	$1,697,147	0.30%	1.91%	0.31%	10.72%
Period Ended December 31, 2008 (e)(f)	$10.00	0.13	(1.49)	(1.36)	(0.14)	(0.03)	0.00	(0.17)	$8.47	(13.73)%	$1,419,127	0.26%	2.04%	0.41%	22.21%

Class II Shares
Year Ended December 31, 2009 (e)	$8.47	0.19	1.30	1.49	(0.19)	(0.01)	—	(0.20)	$9.76	17.68%	$183,329,225	0.39%	2.08%	0.56%	10.72%
Period Ended December 31, 2008 (e)(f)	$10.00	0.12	(1.49)	(1.37)	(0.13)	(0.03)	0.00	(0.16)	$8.47	(13.77)%	$43,449,446	0.39%	2.97%	0.67%	22.21%

Amounts designated as “—“ are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.

(b)	Annualized for periods less than one year.

(c)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(e)	Per share calculations were performed using average shares method.

(f)	For the period from March 28, 2008 (commencement of operations) through December 31, 2008.

50

Financial Highlights: NVIT Cardinalsm Conservative Fund

Selected Data for Each Share of Capital Outstanding

		Operations			Distributions						Ratios/Supplemental Data
														Ratio of
			Net Realized										Ratio	Expenses
			and										of Net	(Prior to
	Net Asset		Unrealized									Ratio of	Investment	Reimburse-
	Value,	Net	Gains		Net	Net			Net Asset		Net Assets	Expenses	Income to	ments) to
	Beginning	Investment	(Losses) from	Total from	Investment	Realized	Return of	Total	Value, End	Total	at End	to Average	Average Net	Average Net	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Capital	Distributions	of Period	Return (a)	of Period	Net Assets (b)	Assets (b)	Assets (b)(c)	Turnover (d)
Class I Shares
Year Ended December 31, 2009 (e)	$9.12	0.20	1.00	1.20	(0.24)	(0.02)	—	(0.26)	$10.06	13.22%	$1,379,456	0.31%	2.04%	0.31%	23.61%
Period Ended December 31, 2008 (f)	$10.00	0.15	(0.85)	(0.70)	(0.16)	(0.02)	—	(0.18)	$9.12	(7.11)%	$1,362,171	0.29%	2.15%	0.40%	24.30%

Class II Shares
Year Ended December 31, 2009 (e)	$9.13	0.22	0.96	1.18	(0.23)	(0.02)	—	(0.25)	$10.06	13.02%	$201,495,521	0.39%	2.28%	0.55%	23.61%
Period Ended December 31, 2008 (f)	$10.00	0.14	(0.84)	(0.70)	(0.15)	(0.02)	—	(0.17)	$9.13	(7.04)%	$50,233,299	0.42%	3.52%	0.66%	24.30%

Amounts designated as “—” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.

(b)	Annualized for periods less than one year.

(c)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(e)	Per share calculations were performed using average shares method.

(f)	For the period from March 28, 2008 (commencement of operations) through December 31, 2008.

51

APPENDIX

Additional Information about the Underlying Funds

U.S. Stocks – Large Cap

NVIT MULTI-MANAGER LARGE CAP GROWTH FUND seeks long-term capital growth by investing in equity securities of large capitalization companies, using a growth style of investing. This means that the Fund seeks companies whose earnings are expected to grow consistently faster than those of other companies. The Fund may also invest in equity securities of companies that are located outside the United States. The Fund consists of three portions managed by different subadvisers. The Fund is subject primarily to stock market risk, as well as to the risk that over time, a growth investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use different investing styles. The Fund also may engage in active and frequent trading of portfolio securities, which can increase transaction costs and, as a result, adversely impact the Fund’s performance.

NVIT MULTI-MANAGER LARGE CAP VALUE FUND seeks long-term capital growth by investing in equity securities of large capitalization companies, using a value style of investing. This means that the Fund seeks companies whose stock price may not reflect the company’s intrinsic value. The Fund may also invest in equity securities of companies that are located outside the United States, and in derivatives, such as futures and options, either as a substitute for taking a position in an underlying asset, to increase returns, or as part of a hedging strategy. The Fund consists of three portions managed by different subadvisers. The Fund is subject primarily to stock market risk, as well as to the risk that over time, a value investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use different investing styles.

The Cardinal Funds may also invest in other large-cap funds.

U.S. Stocks – Mid Cap

NVIT MULTI-MANAGER MID CAP GROWTH FUND seeks long-term capital growth by investing in equity securities of medium-sized companies, using a growth style of investing. This means that the Fund seeks companies whose earnings are expected to grow consistently faster than those of other companies. The Fund may also invest in equity securities of companies that are located outside the United States, and in derivatives, such as futures and options, either as a substitute for taking a position in an underlying asset, to increase returns, or as part of a hedging strategy. The Fund consists of two portions managed by different subadvisers. The Fund is subject primarily to stock market risk, as well as to the risk that over time, a growth investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use different investing styles. Stocks of mid-sized companies may be more volatile and less liquid than larger company stocks. In addition, derivatives can disproportionately increase losses and reduce opportunities for gains when the security prices, interest rates, currency values, or other such measures underlying derivatives change in unexpected ways. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund. The Fund may engage in active and frequent trading of portfolio securities, which can increase transaction costs and, as a result, adversely impact the Fund’s performance.

NVIT MULTI-MANAGER MID CAP VALUE FUND seeks long-term capital appreciation by investing in equity securities of medium-sized companies, using a value style of investing. This means that the Fund seeks companies whose stock price may not reflect the company’s intrinsic value. The Fund may also invest in equity securities of companies that are located outside the United States, and in derivatives, such as futures and options, either as a substitute for taking a position in an underlying asset, to increase returns, or as part of a hedging strategy. The Fund may also emphasize one or more economic sectors. The Fund consists of three portions managed by different subadvisers. The Fund is subject primarily to stock market risk, as well as to the risk that over time, a value investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use different investing styles. Stocks of mid-sized companies may be more volatile and less liquid than larger company stocks. In addition, derivatives can disproportionately increase losses and reduce opportunities for gains when the security prices, interest rates, currency values, or other such measures underlying derivatives change in unexpected ways. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund. The Fund may engage in active and frequent trading of portfolio securities, which can increase transaction costs and, as a result, adversely impact the Fund’s performance.

The Cardinal Funds may also invest in other mid-cap funds.

U.S. Stocks – Small Cap

NVIT MULTI-MANAGER SMALL COMPANY FUND seeks long-term growth of capital by investing in equity securities of smaller-sized companies. The Fund may also invest up to 25% of its total assets in equity securities of small-cap companies that are located outside the United States, including those in emerging market countries, and may invest without limit in initial public offerings of small-cap companies. The Fund consists of six portions managed by different subadvisers. The Fund is subject primarily to stock market risk. Stocks of small-cap companies may be more volatile and less liquid than larger company stocks. The availability of initial public offerings may be limited, and the

52

APPENDIX (cont.)

Fund may not be able to buy any shares, or as many as it would like, at the offering price. Prices of initial public offerings often are subject to greater and more unpredictable price changes than more established stocks. Also, foreign securities may be more volatile, harder to price and less liquid than U.S. securities. These risks may be enhanced in emerging market countries. The Fund may engage in active and frequent trading of portfolio securities, which can increase transaction costs and, as a result, adversely impact the Fund’s performance.

NVIT MULTI-MANAGER SMALL CAP GROWTH FUND seeks capital growth by investing in equity securities of smaller-sized companies, using a growth style of investing. This means that the Fund seeks companies whose earnings are expected to grow consistently faster than those of other companies. The Fund may also invest in equity securities of small-cap companies that are located outside the United States, and may invest without limit in initial public offerings of small-cap companies. The Fund consists of two portions managed by different subadvisers. The Fund is subject primarily to stock market risk, as well as to the risk that over time, a growth investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use different investing styles. Stocks of small-cap companies may be more volatile and less liquid than larger company stocks. The availability of initial public offerings may be limited, and the Fund may not be able to buy any shares, or as many as it would like, at the offering price. Prices of initial public offerings often are subject to greater and more unpredictable price changes than more established stocks. Also, foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The Fund may engage in active and frequent trading of portfolio securities, which can increase transaction costs and, as a result, adversely impact the Fund’s performance.

NVIT MULTI-MANAGER SMALL CAP VALUE FUND seeks capital appreciation by investing in equity securities of smaller-sized companies, using a value style of investing. This means that the Fund seeks companies whose stock price may not reflect the company’s intrinsic value. The Fund also invests in stocks that are not well recognized and stocks of special situation companies and turnarounds. The Fund may invest in real estate securities, including real estate investment trusts, and may invest up to 20% of the value of its total assets in equity securities of foreign companies. The Fund may also invest in initial public offerings of small-cap companies. The Fund consists of three portions managed by different subadvisers. The Fund is subject primarily to stock market risk, as well as to the risk that over time, a value investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use different investing styles. Stocks of small-cap companies may be more volatile and less liquid than larger company stocks. The availability of initial public offerings may be limited, and the Fund may not be able to buy any shares, or as many as it would like, at the offering price. Prices of initial public offerings often are subject to greater and more unpredictable price changes than more established stocks. Also, foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The Fund may engage in active and frequent trading of portfolio securities, which can increase transaction costs and, as a result, adversely impact the Fund’s performance.

The Cardinal Funds may also invest in other small-cap funds.

International Stocks

NVIT MULTI-MANAGER INTERNATIONAL VALUE FUND seeks long-term capital appreciation by investing in equity securities of companies located, headquartered, or whose securities regularly trade on markets outside the United States, using a value style of investing. Some of these countries may be considered to be emerging market countries. Under normal circumstances, the Fund invest in the securities of companies located or traded in at least six different countries, foreign markets or regions other than the United States. The Fund may invest up to 35% of its net assets in companies located or traded in any one of Australia, Canada, France, Japan, Germany or the United Kingdom. The Fund may use derivatives, such as futures and options, either as a substitute for taking a position in an underlying asset, to increase returns, or as part of a hedging strategy, and may use currency futures and currency forward contracts either to increase returns or to hedge against international currency exposure. The Fund consists of two portions managed by different subadvisers. The Fund is subject primarily to stock market risk, as well as to the risk that over time, a value investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use different investing styles. Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. In addition, derivatives can disproportionately increase losses and reduce opportunities for gains when the security prices, interest rates, currency values, or other such measures underlying derivatives change in unexpected ways. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund.

NVIT MULTI-MANAGER INTERNATIONAL GROWTH FUND seeks long-term capital growth by investing in equity securities issued by companies that are located in, or that derive at least 50% of their earnings or revenues from, countries around the world other than the United States. Some of these countries may be considered to be emerging market countries. The Fund employs a growth style of investing, meaning that the Fund seeks companies whose earnings are expected to grow consistently faster than those

53

APPENDIX (cont.)

of other companies. The Fund may invest in equity securities of companies of any market capitalization, including small- and mid-cap companies, and also may use derivatives, such as futures and options, either as a substitute for taking a position in an underlying asset, to increase returns, or as part of a hedging strategy. The Fund consists of two portions managed by different subadvisers. The Fund is subject primarily to stock market risk, as well as to the risk that over time, a growth investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use different investing styles. Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. These risks may be enhanced in emerging market countries. Stocks of small-cap and mid-cap companies may be more volatile and less liquid than larger company stocks. Derivatives can disproportionately increase losses and reduce opportunities for gains when the security prices, interest rates, currency values, or other such measures underlying derivatives change in unexpected ways. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund.

The Cardinal Funds may also invest in other international equity funds.

Bonds

NVIT CORE BOND FUND seeks a high level of current income consistent with preserving capital by investing at least 80% of its net assets in a wide variety of investment grade fixed-income securities, such as corporate bonds, U.S. government securities, and mortgage-backed and asset-backed securities. The Fund may also invest in high yield bonds (i.e., “junk bonds”), as well as foreign corporate and government bonds denominated in U.S. dollars. The Fund seeks to achieve its objective by investing in securities offering the highest level of expected income while simultaneously minimizing market price fluctuations. The Fund is subject to interest rate, liquidity and credit risk. Mortgage-backed and asset-backed securities may also be subject to prepayment or extension risk. High-yield bonds and other lower-rated fixed-income securities are subject to higher risks of loss than are investment grade securities. Foreign securities may be more volatile, harder to price and less liquid than U.S. securities.

NVIT CORE PLUS BOND FUND seeks long-term total return, consistent with reasonable risk, by investing in a diversified portfolio of different types of investment grade fixed-income securities. In contrast to a typical core bond strategy, the Fund also invests a portion of its assets in fixed-income securities that carry higher risks, but which potentially offer higher investment rewards. Under normal circumstances, the Fund invests at least 80% of its net assets in investment grade fixed-income securities, including corporate bonds and U.S. government securities. The Fund may also invest in mortgage-backed securities, fixed-income securities of issuers located outside the United States, and high-yield bonds. Certain securities in which the Fund invests may be subject to delayed delivery. The Fund is subject to interest rate, liquidity and credit risk. Mortgage-backed securities may also be subject to prepayment or extension risk. High-yield bonds and other lower-rated fixed-income securities are subject to higher risks of loss than are investment grade securities. Foreign securities may be more volatile, harder to price and less liquid than U.S. securities.

Short-Term Bonds

NVIT SHORT TERM BOND FUND, under normal circumstances, invests at least 80% of its net assets in a wide variety of investment grade fixed-income securities, such as corporate bonds, U.S. government securities, mortgage-backed and asset-backed securities and commercial paper. These securities may pay interest on either a fixed-rate or variable-rate basis. Up to 10% of the Fund’s net assets also may be invested in high-yield bonds (commonly known as “Junk bonds”) In choosing securities, the subadviser attempts to identify securities that, in its opinion, offer the best combination of yield, maturity and relative price performance, based on anticipated changes in interest rates and in the price relationships among various types of fixed-income securities. The Fund is managed so that its average portfolio duration generally will not exceed three years.

Money Market Instruments

NVIT MONEY MARKET FUND seeks as high a level of current income as is consistent with preserving capital and maintaining liquidity. The Fund invests in high quality money market obligations that mature in 397 days or less. All money market obligations must be denominated in U.S. dollars and be rated in the two highest short-term ratings categories by a nationally recognized statistical rating organization or, if unrated, be of comparable quality. The Fund may invest in floating and variable-rate obligations and may enter into repurchase agreements. The Fund maintains a dollar-weighted average maturity or no more than 60 days and a weighted average life of no more than 120 days.

The Funds may also invest in other funds that invest primarily in short-term fixed income investments, including money market instruments.

The SAI contains more information on the Fund’s investments and strategies and can be requested using the telephone number on the back of this prospectus.

54

THIS PAGE INTENTIONALLY LEFT BLANK.

Information from Nationwide Funds

Please read this Prospectus before you invest, and keep it with your records. This Prospectus is intended for use in connection with variable insurance contracts. The following documents — which may be obtained free of charge — contain additional information about the Funds:

•	Statement of Additional Information (incorporated by reference into this Prospectus)
•	Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year)
•	Semiannual Reports

To obtain a document free of charge, to request other information about the Funds, or to make inquires to the Funds, call 800-848-6331, visit www.nationwide.com/mutualfunds or contact your variable insurance provider.

Information from the Securities and Exchange Commission (“SEC”)

You can obtain copies of Fund documents from the SEC (the SEC charges a fee to copy any documents except when accessing Fund documents directly from on the SEC’s EDGAR database):

•	on the SEC’s EDGAR database via the Internet at www.sec.gov
•	by electronic request to publicinfo@sec.gov

•	in person at the SEC’s Public Reference Room in Washington, D.C. (call 202-551-8090 for their hours of operation)

•	by mail by sending your request to Securities and Exchange Commission Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102 (the SEC charges a fee to copy any documents except when accessing Fund documents directly on the SEC’s EDGAR database).

Nationwide Funds Group
1000 Continental Drive, Suite 400
King of Prussia, PA 19406

The Trust’s Investment Company Act File No.: 811-3213

Nationwide, Nationwide Financial, the Nationwide framemark, Nationwide Funds,
Nationwide Funds Group and On Your Side are service marks of
Nationwide Mutual Insurance Company.

NPR-CD (5/10)	© 2010 Nationwide Funds Group. All rights reserved.

Nationwide Variable Insurance Trust
Prospectus May 1, 2010

Fund and Class
NVIT Investor Destinations Aggressive Fund Class II

NVIT Investor Destinations Aggressive Fund Class VI

NVIT Investor Destinations Moderately Aggressive Fund Class II

NVIT Investor Destinations Moderately Aggressive Fund Class VI

NVIT Investor Destinations Capital Appreciation Fund Class II

NVIT Investor Destinations Capital Appreciation Fund Class VI

NVIT Investor Destinations Moderate Fund Class II

NVIT Investor Destinations Moderate Fund Class VI

NVIT Investor Destinations Balanced Fund Class II

NVIT Investor Destinations Balanced Fund Class VI

NVIT Investor Destinations Moderately Conservative Fund Class II

NVIT Investor Destinations Moderately Conservative Fund Class VI

NVIT Investor Destinations Conservative Fund Class II

NVIT Investor Destinations Conservative Fund Class VI

The Securities and Exchange Commission has not approved or disapproved these Funds’ shares or determined whether this Prospectus is complete or accurate. To state otherwise is a crime.

www.nationwide.com/mutualfunds

2	Fund Summaries
2	NVIT Investor Destinations Aggressive Fund
6	NVIT Investor Destinations Moderately Aggressive Fund
10	NVIT Investor Destinations Capital Appreciation Fund
14	NVIT Investor Destinations Moderate Fund
18	NVIT Investor Destinations Balanced Fund
21	NVIT Investor Destinations Moderately Conservative Fund
25	NVIT Investor Destinations Conservative Fund

29	How the Funds Invest
29	NVIT Investor Destinations Aggressive Fund
29	NVIT Investor Destinations Moderately Aggressive Fund
29	NVIT Investor Destinations Capital Appreciation Fund
30	NVIT Investor Destinations Moderate Fund
30	NVIT Investor Destinations Balanced Fund
30	NVIT Investor Destinations Moderately Conservative Fund
30	NVIT Investor Destinations Conservative Fund

33	Risks of Investing in the Funds

37	Fund Management

38	Investing with Nationwide Funds
38	Who Can Buy Shares of the Investor Destinations Funds
38	Purchase Price
38	Fair Valuation
39	Selling Shares
39	Restrictions on Sales
39	Excessive or Short-Term Trading
40	Monitoring of Trading Activity
40	Restrictions on Transactions
40	Redemption Fees
41	Distribution and Services Plans
41	Revenue Sharing
42	Additional Information about Fees and Expenses

43	Distributions and Taxes

44	Financial Highlights

51	Appendix
51	Additional Information about the Underlying Funds

1

FUND SUMMARY: NVIT INVESTOR DESTINATIONS AGGRESSIVE FUND

Objective

The NVIT Investor Destinations Aggressive Fund (“Aggressive Fund” or the “Fund”) seeks maximum growth of capital consistent with a more aggressive level of risk as compared to other Investor Destinations Funds.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. See the variable insurance contract prospectus.

	Class II	Class VI
	Shares	Shares
Shareholder Fees (fees paid directly from your investment)	None	None

Redemption Fees (as a percentage of amount redeemed within 60 days of purchase)	N/A	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.13%	0.13%

Distribution and/or Service (12b-1) Fees	0.25%	0.25%

Other Expenses[1]	0.21%	0.21%

Acquired Fund Fees and Expenses	0.29%	0.29%

Total Annual Fund Operating Expenses	0.88%	0.88%

[1]	The Board of Trustees of Nationwide Variable Insurance Trust (the “Trust”) has approved a new methodology for the allocation of certain Fund expenses, effective May 1, 2010, including those relating to the provision of administration and transfer agency services, as reflected in a new Joint Fund Administration and Transfer Agency Agreement. Accordingly, “Other Expenses” have been restated to reflect the new expense allocation methodology.

2

FUND SUMMARY: NVIT INVESTOR DESTINATIONS AGGRESSIVE FUND (cont.)

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class II shares	$90	$281	$488	$1,084

Class VI shares	90	281	488	1,084

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 11.13% of the average value of its portfolio.

Principal Investment Strategies

The Fund is a “fund of funds” that invests primarily in affiliated index mutual funds representing a variety of asset classes. The Fund aims to provide diversification across major asset classes—U.S. stocks, international stocks and bonds—by investing primarily in mutual funds offered by Nationwide Variable Insurance Trust (each, an “Underlying Fund” or collectively, “Underlying Funds”). Each Underlying Fund invests directly in equity or fixed-income securities, as appropriate to its investment objective and strategies. Most Underlying Funds are index funds, which means they seek to match the investment returns of specified stock or bond indexes before the deduction of the Underlying Funds’ expenses. The Fund also invests in certain Underlying Funds that are not index funds. Although the Fund seeks to provide diversification across major asset classes, the Fund is nondiversified as to issuers, which means that it holds securities issued by a small number of issuers (i.e., Underlying Funds), and may invest a significant portion of its assets in any one Underlying Fund.

The Fund pursues its objective for maximum growth of capital with a more aggressive level of risk by investing heavily in Underlying Funds that invest in equity securities, such as common stocks of U.S. and international companies (including small- and mid-cap companies), that the investment adviser believes offer opportunities for capital growth. Consistent with this investment strategy, as of the date of this Prospectus, the Fund allocates approximately 65% of its net assets in U.S. stocks and approximately 30% in international stocks. The investment adviser generally sells shares of Underlying Funds in order to meet target allocations or shareholder redemption activity. The Fund is designed for investors who are comfortable with assuming the risks associated with investing in a high percentage of stocks, including international stocks. The Fund is also designed for investors with long time horizons, who want to maximize their long-term returns and who have a high tolerance for possible short-term losses.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Asset allocation risk – the Fund is subject to different levels and combinations of risk based on its actual allocation among the various asset classes and Underlying Funds. The potential impact of the risks related to an asset class depends on the size of the Fund’s investment allocation to it.

Performance risk – the Fund’s investment performance is directly tied to the performance of the Underlying Funds in which it invests. If one or more Underlying Funds fails to meet its investment objective, the Fund’s performance could be negatively affected.

Stock market risk – the Fund could lose value if the individual stocks in which the Underlying Funds invest or overall stock markets in which such stocks trade go down.

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the dollar and the currencies in which the securities are traded.

Small- and mid-cap risk – small- and mid-cap companies are usually less stable in price and less liquid than are larger, more established companies. Therefore, they generally involve greater risk.

Index fund risk – an Underlying Fund that seeks to match the performance of an index does not use defensive strategies or attempt to reduce its exposure to poorly performing securities. Further, correlation between an Underlying Fund’s performance and that of the index may be negatively affected by the Underlying Fund’s expenses, changes in the composition of the index, and the timing of purchase and redemption of Underlying Fund shares.

3

FUND SUMMARY: NVIT INVESTOR DESTINATIONS AGGRESSIVE FUND (cont.)

Nondiversified fund risk – because the Fund may hold large positions in a small number of Underlying Funds, an increase or decrease in the value of the shares issued by these Underlying Funds may have a greater impact on the Fund’s value and total return.

Strategy risk – there is the risk that the investment adviser’s evaluations and allocation among asset classes and Underlying Funds may be incorrect. Further, the investment adviser may alter the Fund’s asset allocation at its discretion. A material change in the asset allocation could affect both the level of risk and the potential for gain or loss.

Fund-of-funds structure risk – there are certain risks associated with a structure whereby the Fund invests primarily in other mutual funds, including that the Fund will indirectly pay a proportional share of the fees and expenses of the Underlying Funds in which it invests.

If the value of the Fund’s investments goes down, you may lose money.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total return over time, and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The table also compares the Fund’s average annual total returns to a hypothetical composite index that is comprised 95% S&P 500® Index and 5% Barclays Capital U.S. Aggregate Bond Index, which is a representation of the performance of each of the Fund’s asset classes according to their respective weightings. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.

Annual Total Returns – Class II Shares
(Years Ended December 31,)

Best Quarter:  18.77% – 2nd qtr. of 2009
Worst Quarter:  −21.15% – 4th qtr. of 2008

The inception date for Class VI shares is April 30, 2004. Pre-inception historical performance for Class VI shares is based on the previous performance of Class II shares.

Average Annual Total Returns
(For Periods Ended December 31, 2009)

			Since Inception
	1 Year	5 Years	(December 12, 2001)
Class II Shares	27.21%	1.43%	3.64%

Class VI Shares	27.37%	1.46%	3.67%

S&P 500® Index (reflects no deductions for fees or expenses)	26.46%	0.42%	1.69% (Since November 30, 2001)

Aggressive Fund Composite Index (reflects no deductions for fees or expenses)	25.48%	0.73%	1.96% (Since November 30, 2001)

Portfolio Management

Investment Adviser

Nationwide Fund Advisors (“NFA” or the “Adviser”)

Portfolio Manager

Portfolio Manager	Title	Length of Service
Thomas R. Hickey Jr.	Vice President, NFA	Since April 2001

Tax Information

The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable life and variable annuity insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.

4

FUND SUMMARY: NVIT INVESTOR DESTINATIONS AGGRESSIVE FUND (cont.)

Payments to Broker-Dealers and Other Financial Intermediaries

This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or its affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that may also be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

5

FUND SUMMARY: NVIT INVESTOR DESTINATIONS MODERATELY AGGRESSIVE FUND

Objective

The NVIT Investor Destinations Moderately Aggressive Fund (“Moderately Aggressive Fund” or the “Fund”) seeks growth of capital, but also seeks income consistent with a moderately aggressive level of risk as compared to other Investor Destinations Funds.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. See the variable insurance contract prospectus.

	Class II	Class VI
	Shares	Shares
Shareholder Fees (fees paid directly from your investment)	None	None

Redemption Fees (as a percentage of amount redeemed within 60 days of purchase)	N/A	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.13%	0.13%

Distribution and/or Service (12b-1) Fees	0.25%	0.25%

Other Expenses[1]	0.20%	0.20%

Acquired Fund Fees and Expenses	0.29%	0.29%

Total Annual Fund Operating Expenses	0.87%	0.87%

[1]	The Board of Trustees of Nationwide Variable Insurance Trust (the “Trust”) has approved a new methodology for the allocation of certain Fund expenses, effective May 1, 2010, including those relating to the provision of administration and transfer agency services, as reflected in a new Joint Fund Administration and Transfer Agency Agreement. Accordingly, “Other Expenses” have been restated to reflect the new expense allocation methodology.

6

FUND SUMMARY: NVIT INVESTOR DESTINATIONS MODERATELY AGGRESSIVE FUND (cont.)

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class II shares	$89	$278	$482	$1,073

Class VI shares	89	278	482	1,073

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 16.72% of the average value of its portfolio.

Principal Investment Strategies

The Fund is a “fund of funds” that invests primarily in affiliated index mutual funds representing a variety of asset classes. The Fund aims to provide diversification across major asset classes—U.S. stocks, international stocks and bonds—by investing primarily in mutual funds offered by Nationwide Variable Insurance Trust (each, an “Underlying Fund” or collectively, “Underlying Funds”). Each Underlying Fund invests directly in equity or fixed-income securities, as appropriate to its investment objective and strategies. Most Underlying Funds are index funds, which means they seek to match the investment returns of specified stock or bond indexes before the deduction of the Underlying Funds’ expenses. The Fund also invests in certain Underlying Funds that are not index funds. Although the Fund seeks to provide diversification across major asset classes, the Fund is nondiversified as to issuers, which means that it holds securities issued by a small number of issuers (i.e., Underlying Funds), and may invest a significant portion of its assets in any one Underlying Fund.

The Fund pursues its objective for growth of capital, but also income, with a moderately aggressive level of risk by investing considerably in Underlying Funds that invest in equity securities, such as common stocks of U.S. and international companies (including mid-cap companies), that the investment adviser believes offer opportunities for capital growth. Consistent with this investment strategy, as of the date of this Prospectus, the Fund allocates approximately 55% of its net assets in U.S. stocks, approximately 25% in international stocks and approximately 20% in bonds. The investment adviser generally sells shares of Underlying Funds in order to meet target allocations or shareholder redemption activity. The Fund is designed for relatively investors who want to maximize returns over the long-term but who have a tolerance for possible short-term losses or who are looking for some additional diversification.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Asset allocation risk – the Fund is subject to different levels and combinations of risk based on its actual allocation among the various asset classes and Underlying Funds. The potential impact of the risks related to an asset class depends on the size of the Fund’s investment allocation to it.

Performance risk – the Fund’s investment performance is directly tied to the performance of the Underlying Funds in which it invests. If one or more Underlying Funds fails to meet its investment objective, the Fund’s performance could be negatively affected.

Stock market risk – the Fund could lose value if the individual stocks in which the Underlying Funds invest or overall stock markets in which such stocks trade go down.

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the dollar and the currencies in which the securities are traded.

Mid-cap risk – mid-cap companies are usually less stable in price and less liquid than are larger, more established companies. Therefore, they generally involve greater risk.

Interest rate risk – generally, when interest rates go up, the value of fixed-income securities goes down.

Liquidity risk – is the risk that a security cannot be sold, or cannot be sold quickly, at an acceptable price.

Credit risk – a bond issuer may be unable to pay the interest or principal when due or the ratings on an issuer’s debt securities may have been lowered, negatively impacting their price.

Prepayment and call risk – certain bonds will be paid off by the issuer more quickly than anticipated. If this happens, the

7

FUND SUMMARY: NVIT INVESTOR DESTINATIONS MODERATELY AGGRESSIVE FUND (cont.)

Underlying Fund may be required to invest the proceeds in securities with lower yields.

Extension risk – when interest rates rise, certain bond obligations will be paid in full by the issuer more slowly than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as low for a longer-term investment.

Mortgage-backed securities risk – through its investments in mortgage-backed securities, an Underlying Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans, which are loans made to borrowers with weakened credit histories, have had in many cases higher default rates than loans that meet government underwriting requirements.

Index fund risk – an Underlying Fund that seeks to match the performance of an index does not use defensive strategies or attempt to reduce its exposure to poor performing securities. Further, correlation between an Underlying Fund’s performance and that of the index may be negatively affected by the Underlying Fund’s expenses, changes in the composition of the index, and the timing of purchase and redemption of Underlying Funds shares.

Nondiversified fund risk – because the Fund may hold large positions in a small number of Underlying Funds, an increase or decrease in the value of the shares issued by these Underlying Funds may have a greater impact on the Fund’s value and total return.

Strategy risk – there is the risk that the investment adviser’s evaluations and allocation among asset classes and Underlying Funds may be incorrect. Further, the investment adviser may alter the Fund’s asset allocation at its discretion. A material change in the asset allocation could affect both the level of risk and the potential for gain or loss.

Fund-of-funds structure risk – there are certain risks associated with a structure whereby the Fund invests primarily in other mutual funds, including that the Fund will indirectly pay a proportional share of the fees and expenses of the Underlying Funds in which it invests.

If the value of the Fund’s investments goes down, you may lose money.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total return over time, and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The table also compares the Fund’s average annual total returns to a hypothetical composite index that is comprised 80% S&P 500® Index, 15% Barclays Capital U.S. Aggregate Bond Index, and 5% Citigroup 3 Month Treasury (T-Bill) Index, which is a representation of the performance of each of the Fund’s asset classes according to their respective weightings. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.

Annual Total Returns – Class II Shares
(Years Ended December 31,)

Best Quarter:  15.84% – 2nd qtr. of 2009
Worst Quarter:  −17.49% – 4th qtr. of 2008

The inception date for Class VI shares is April 30, 2004. Pre-inception historical performance for Class VI shares is based on the previous performance of Class II shares.

Average Annual Total Returns
(For Periods Ended December 31, 2009)

			Since Inception
	1 Year	5 Years	(December 12, 2001)
Class II Shares	24.39%	2.13%	3.91%

Class VI Shares	24.27%	2.13%	3.93%

S&P 500® Index (reflects no deduction for fees or expenses)	26.46%	0.42%	1.69% (Since November 30, 2001)

Moderately Aggressive Fund Composite Index (reflects no deduction for fees or expenses)	22.20%	1.49%	2.56% (Since November 30, 2001)

8

FUND SUMMARY: NVIT INVESTOR DESTINATIONS MODERATELY AGGRESSIVE FUND (cont.)

Portfolio Management

Investment Adviser

Nationwide Fund Advisors (“NFA“ or the “Adviser”)

Portfolio Manager

Portfolio Manager	Title	Length of Service
Thomas R. Hickey Jr.	Vice President, NFA	Since April 2001

Tax Information

The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable life and variable annuity insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.

Payments to Broker-Dealers and Other Financial Intermediaries

This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or its affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that may also be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

9

FUND SUMMARY: NVIT INVESTOR DESTINATIONS CAPITAL APPRECIATION FUND

Objective

The NVIT Investor Destinations Capital Appreciation Fund (“Capital Appreciation Fund” or the “Fund”) seeks growth of capital, but also seeks income consistent with a less aggressive level of risk as compared to other Investor Destinations Funds.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. See the insurance contract prospectus.

	Class II	Class VI
	Shares	Shares
Shareholder Fees (fees paid directly from your investment)	None	None

Redemption Fees (as a percentage of amount redeemed within 60 days of purchase)	N/A	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.13%	0.13%

Distribution and/or Service (12b-1) Fees	0.25%	0.25%

Other Expenses[1]	0.44%	0.44%

Acquired Fund Fees and Expenses	0.29%	0.29%

Total Annual Fund Operating Expenses	1.11%	1.11%

Amount of Fee Waiver/Expense Reimbursement[2]	(0.14)%	(0.14)%

Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.97%	0.97%

[1]	The Board of Trustees of Nationwide Variable Insurance Trust (the “Trust”) has approved a new methodology for the allocation of certain Fund expenses, effective May 1, 2010, including those relating to the provision of administration and transfer agency services, as reflected in a new Joint Fund Administration and Transfer Agency Agreement. Accordingly, “Other Expenses” have been restated to reflect the new expense allocation methodology.
[2]	The Trust and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract limiting operating expenses to 0.28% (excluding Rule 12b-1 fees, administrative services fees and certain other expenses) for all share classes until May 1, 2011. The expense limitation agreement may be changed or eliminated at any time but only with the consent of the Board of Trustees. The Trust is authorized to reimburse the Adviser for management fees previously waived or reduced and/or for expenses previously paid by the Adviser provided, however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement.

10

FUND SUMMARY: NVIT INVESTOR DESTINATIONS CAPITAL APPRECIATION FUND (cont.)

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class II shares	$99	$339	$598	$1,339

Class VI shares	99	339	598	1,339

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. From March 25, 2009 through December 31, 2009, the Fund’s portfolio turnover rate was 9.87% of the average value of its portfolio.

Principal Investment Strategies

The Fund is a “fund of funds” that invests primarily in affiliated index mutual funds representing a variety of asset classes. The Fund aims to provide diversification across major asset classes—U.S. stocks, international stocks and bonds—by investing primarily in mutual funds offered by Nationwide Variable Insurance Trust (each, an “Underlying Fund” or collectively, “Underlying Funds”). Each Underlying Fund invests directly in equity or fixed-income securities, as appropriate to its investment objective and strategies. Most Underlying Funds are index funds, which means they seek to match the investment returns of specified stock or bond indexes before the deduction of the Underlying Funds’ expenses. The Fund also invests in certain Underlying Funds that are not index funds. Although the Fund seeks to provide diversification across major asset classes, the Fund is nondiversified as to issuers, which means that it holds securities issued by a small number of issuers (i.e., Underlying Funds), and may invest a significant portion of its assets in any one Underlying Fund.

The Fund pursues its objective for growth of capital, but also income, with a less aggressive level of risk by investing considerably in Underlying Funds that invest in equity securities, such as common stocks of U.S. and international companies (including mid-cap companies), that the investment adviser believes offer opportunities for capital growth. It also invests to a lesser extent in Underlying Funds that invest in fixed-income securities in order to generate investment income. Consistent with this investment strategy, as of the date of this Prospectus, the Fund allocates approximately 50% of its net assets in U.S. stocks, approximately 20% in international stocks and approximately 28% in bonds. The investment adviser generally sells shares of Underlying Funds in order to meet target allocations or shareholder redemption activity. The Fund is designed for investors who want to emphasize capital growth over the long term, and who have a tolerance for possible short-term losses, but who also seek to reduce risk by including some investments offering investment income.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Asset allocation risk – the Fund is subject to different levels and combinations of risk based on its actual allocation among the various asset classes and Underlying Funds. The potential impact of the risks related to an asset class depends on the size of the Fund’s investment allocation to it.

Performance risk – the Fund’s investment performance is directly tied to the performance of the Underlying Funds in which it invests. If one or more Underlying Funds fails to meet its investment objective, the Fund’s performance could be negatively affected.

Stock market risk – the Fund could lose value if the individual stocks in which the Underlying Funds invest or overall stock markets in which such stocks trade go down.

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the dollar and the currencies in which the securities are traded.

Mid-cap risk – mid-cap companies are usually less stable in price and less liquid than are larger, more established companies. Therefore, they generally involve greater risk.

Interest rate risk – generally, when interest rates go up, the value of fixed-income securities goes down.

Credit risk – a bond issuer may be unable to pay the interest or principal when due or the ratings on an issuer’s debt securities may have been lowered, negatively impacting their price.

Liquidity risk – is the risk that a security cannot be sold, or cannot be sold quickly, at an acceptable price.

11

FUND SUMMARY: NVIT INVESTOR DESTINATIONS CAPITAL APPRECIATION FUND (cont.)

Prepayment and call risk – certain bonds will be paid off by the issuer more quickly than anticipated. If this happens, the Underlying Fund may be required to invest the proceeds in securities with lower yields.

Extension risk – when interest rates rise, certain bond obligations will be paid in full by the issuer more slowly than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as low for a longer-term investment.

Mortgage-backed securities risk – through its investments in mortgage-backed securities, an Underlying Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans, which are loans made to borrowers with weakened credit histories, have had in many cases higher default rates than loans that meet government underwriting requirements.

Index fund risk – an Underlying Fund that seeks to match the performance of an index does not use defensive strategies or attempt to reduce its exposure to poor performing securities. Further, correlation between an Underlying Fund’s performance and that of the index may be negatively affected by the Underlying Fund’s expenses, changes in the composition of the index, and the timing of purchase and redemption of Underlying Fund shares.

Nondiversified fund risk – because the Fund may hold large positions in a small number of Underlying Funds, an increase or decrease in the value of the shares issued by these Underlying Funds may have a greater impact on the Fund’s value and total return.

Strategy risk – there is the risk that the investment adviser’s evaluations and allocation among asset classes and Underlying Funds may be incorrect. Further, the investment adviser may alter the Fund’s asset allocation at its discretion. A material change in the asset allocation could affect both the level of risk and the potential for gain or loss.

Fund-of-funds structure risk – there are certain risks associated with a structure whereby the Fund invests primarily in other mutual funds, including that the Fund will indirectly pay a proportional share of the fees and expenses of the Underlying Funds in which it invests.

If the value of the Fund’s investments goes down, you may lose money.

Performance

Performance information gives some indication of the risks of an investment in the Fund by comparing the Fund’s performance with a broad measure of market performance. Performance information is not provided because the Fund did not complete one full calendar year of operations as of the date of this Prospectus.

12

FUND SUMMARY: NVIT INVESTOR DESTINATIONS CAPITAL APPRECIATION FUND (cont.)

Portfolio Management

Investment Adviser

Nationwide Fund Advisors (“NFA” or the “Adviser”)

Portfolio Manager

Portfolio Manager	Title	Length of Service
Thomas R. Hickey Jr.	Vice President, NFA	Since April 2001

Tax Information

The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable life and variable annuity insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.

Payments to Broker-Dealers and Other Financial Intermediaries

This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or its affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that may also be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

13

FUND SUMMARY: NVIT INVESTOR DESTINATIONS MODERATE FUND

Objective

The NVIT Investor Destinations Moderate Fund (“Moderate Fund” or the “Fund”) seeks a high level of total return consistent with a moderate level of risk as compared to other Investor Destinations Funds.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. See the variable insurance contract prospectus.

	Class II	Class VI
	Shares	Shares
Shareholder Fees (fees paid directly from your investment)	None	None

Redemption Fees (as a percentage of amount redeemed within 60 days of purchase)	N/A	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.13%	0.13%

Distribution and/or Service (12b-1) Fees	0.25%	0.25%

Other Expenses[1]	0.20%	0.20%

Acquired Fund Fees and Expenses	0.28%	0.28%

Total Annual Fund Operating Expenses	0.86%	0.86%

[1]	The Board of Trustees of Nationwide Variable Insurance Trust (the “Trust”) has approved a new methodology for the allocation of certain Fund expenses, effective May 1, 2010, including those relating to the provision of administration and transfer agency services, as reflected in a new Joint Fund Administration and Transfer Agency Agreement. Accordingly, “Other Expenses” have been restated to reflect the new expense allocation methodology.

14

FUND SUMMARY: NVIT INVESTOR DESTINATIONS MODERATE FUND (cont.)

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class II shares	$88	$274	$477	$1,061

Class VI shares	88	274	477	1,061

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 22.60% of the average value of its portfolio.

Principal Investment Strategies

The Fund is a “fund of funds” that invests primarily in affiliated index mutual funds representing a variety of asset classes. The Fund aims to provide diversification across major asset classes—U.S. stocks, international stocks and bonds—by investing primarily in mutual funds offered by Nationwide Variable Insurance Trust (each, an “Underlying Fund” or collectively, “Underlying Funds”). Each Underlying Fund invests directly in equity or fixed-income securities, as appropriate to its investment objective and strategies. Most Underlying Funds are index funds, which means they seek to match the investment returns of specified stock or bond indexes before the deduction of the Underlying Funds’ expenses. The Fund also invests in certain Underlying Funds that are not index funds. Although the Fund seeks to provide diversification across major asset classes, the Fund is nondiversified as to issuers, which means that it holds securities issued by a small number of issuers (i.e., Underlying Funds), and may invest a significant portion of its assets in any one Underlying Fund.

The Fund pursues its objective for a high level of total return with a moderate level of risk by investing a majority of its assets in Underlying Funds that invest in equity securities, such as common stocks of U.S. and international companies (including mid-cap companies), that the investment adviser believes offer opportunities for capital growth, but also a considerable portion of its assets in Underlying Funds that invest in bonds in order to generate investment income. Consistent with this investment strategy, as of the date of this Prospectus, the Fund allocates approximately 45% of its net assets in U.S. stocks, approximately 15% in international stocks and approximately 37% in bonds. The investment adviser generally sells shares of Underlying Funds in order to meet target allocations or shareholder redemption activity. The Fund is designed for investors who have a lower tolerance for risk than more aggressive investors and who are seeking both capital growth and income. The Fund is also designed for investors who have a longer time horizon and who are willing to accept moderate short-term price fluctuations in exchange for potential longer-term returns.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Asset allocation risk – the Fund is subject to different levels and combinations of risk based on its actual allocation among the various asset classes and Underlying Funds. The potential impact of the risks related to an asset class depends on the size of the Fund’s investment allocation to it.

Performance risk – the Fund’s investment performance is directly tied to the performance of the Underlying Funds in which it invests. If one or more Underlying Funds fails to meet its investment objective, the Fund’s performance could be negatively affected.

Stock market risk – the Fund could lose value if the individual stocks in which the Underlying Funds invest or overall stock markets in which such stocks trade go down.

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the dollar and the currencies in which the securities are traded.

Mid-cap risk – mid-cap companies are usually less stable in price and less liquid than are larger, more established companies. Therefore, they generally involve greater risk.

Interest rate risk – generally, when interest rates go up, the value of fixed-income securities goes down.

Credit risk – a bond issuer may be unable to pay the interest or principal when due or the ratings on an issuer’s debt securities may have been lowered, negatively impacting their price.

Liquidity risk – is the risk that a security cannot be sold, or cannot be sold quickly, at an acceptable price.

15

FUND SUMMARY: NVIT INVESTOR DESTINATIONS MODERATE FUND (cont.)

Prepayment and call risk – certain bonds will be paid off by the issuer more quickly than anticipated. If this happens, the Underlying Fund may be required to invest the proceeds in securities with lower yields.

Extension risk – when interest rates rise, certain bond obligations will be paid in full by the issuer more slowly than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as low for a longer-term investment.

Mortgage-backed securities risk – through its investments in mortgage-backed securities, an Underlying Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans, which are loans made to borrowers with weakened credit histories, have had in many cases higher default rates than loans that meet government underwriting requirements.

Index fund risk – an Underlying Fund that seeks to match the performance of an index does not use defensive strategies or attempt to reduce its exposure to poor performing securities. Further, correlation between an Underlying Fund’s performance and that of the index may be negatively affected by the Underlying Fund’s expenses, changes in the composition of the index, and the timing of purchase and redemption of Underlying Fund shares.

Nondiversified fund risk – because the Fund may hold large positions in a small number of Underlying Funds, an increase or decrease in the value of the shares issued by these Underlying Funds may have a greater impact on the Fund’s value and total return.

Strategy risk – there is the risk that the investment adviser’s evaluations and allocation among asset classes and Underlying Funds may be incorrect. Further, the investment adviser may alter the Fund’s asset allocation at its discretion. A material change in the asset allocation could affect both the level of risk and the potential for gain or loss.

Fund-of-funds structure risk – there are certain risks associated with a structure whereby the Fund invests primarily in other mutual funds, including that the Fund will indirectly pay a proportional share of the fees and expenses of the Underlying Funds in which it invests.

If the value of the Fund’s investments goes down, you may lose money.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total return over time, and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The table also compares the Fund’s average annual total returns to a hypothetical composite index that is comprised 60% S&P 500® Index, 25% Barclays Capital U.S. Aggregate Bond Index, and 15% Citigroup 3 Month Treasury (T-Bill) Index, which is a representation of the performance of each of the Fund’s asset classes according to their respective weightings. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.

Annual Total Returns – Class II Shares
(Years Ended December 31,)

Best Quarter:  11.62% – 2nd qtr. of 2009
Worst Quarter:  −12.64% – 4th qtr. of 2008

The inception date for Class VI shares is April 30, 2004. Pre-inception historical performance for Class VI shares is based on the previous performance of Class II shares.

Average Annual Total Returns
(For Periods Ended December 31, 2009)

			Since Inception
	1 Year	5 Years	(December 12, 2001)
Class II Shares	19.14%	2.55%	3.89%

Class VI Shares	19.37%	2.60%	3.92%

S&P 500® Index (reflects no deduction for fees or expenses)	26.46%	0.42%	1.69% (Since November 30, 2001)

Moderate Fund Composite Index (reflects no deduction for fees or expenses)	17.54%	2.31%	3.12% (Since November 30, 2001)

16

FUND SUMMARY: NVIT INVESTOR DESTINATIONS MODERATE FUND (cont.)

Portfolio Management

Investment Adviser

Nationwide Fund Advisors (“NFA” or the “Adviser”)

Portfolio Manager

Portfolio Manager	Title	Length of Service
Thomas R. Hickey Jr.	Vice President, NFA	Since April 2001

Tax Information

The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable life and variable annuity insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.

Payments to Broker-Dealers and Other Financial Intermediaries

This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or its affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that may also be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

17

FUND SUMMARY: NVIT INVESTOR DESTINATIONS BALANCED FUND

Objective

The NVIT Investor Destinations Balanced Fund (“Balanced Fund” or the “Fund”) seeks a high level of total return through investment in both equity and fixed-income securities.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. See the variable insurance contract prospectus.

	Class II	Class VI
	Shares	Shares
Shareholder Fees (fees paid directly from your investment)	None	None

Redemption Fees (as a percentage of amount redeemed within 60 days of purchase)	N/A	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.13%	0.13%

Distribution and/or Service (12b-1) Fees	0.25%	0.25%

Other Expenses[1]	0.69%	0.69%

Acquired Fund Fees and Expenses	0.29%	0.29%

Total Annual Fund Operating Expenses	1.36%	1.36%

Amount of Fee Waiver/Expense Reimbursement[2]	(0.39)%	(0.39)%

Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.97%	0.97%

[1]	The Board of Trustees of Nationwide Variable Insurance Trust (the “Trust”) has approved a new methodology for the allocation of certain Fund expenses, effective May 1, 2010, including those relating to the provision of administration and transfer agency services, as reflected in a new Joint Fund Administration and Transfer Agency Agreement. Accordingly, “Other Expenses” have been restated to reflect the new expense allocation methodology.
[2]	The Trust and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract limiting operating expenses to 0.28% (excluding Rule 12b-1 fees, administrative services fees and certain other expenses) for all share classes until May 1, 2011. The expense limitation agreement may be changed or eliminated at any time but only with the consent of the Board of Trustees. The Trust is authorized to reimburse the Adviser for management fees previously waived or reduced and/or for expenses previously paid by the Adviser provided, however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement.

18

FUND SUMMARY: NVIT INVESTOR DESTINATIONS BALANCED FUND (cont.)

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class II shares	$99	$392	$707	$1,601

Class VI shares	99	392	707	1,601

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. From March 25, 2009 through December 31, 2009, the Fund’s portfolio turnover rate was 14.53% of the average value of its portfolio.

Principal Investment Strategies

The Fund is a “fund of funds” that invests primarily in affiliated index mutual funds representing a variety of asset classes. The Fund aims to provide diversification across major asset classes—U.S. stocks, international stocks and bonds—by investing primarily in mutual funds offered by Nationwide Variable Insurance Trust (each, an “Underlying Fund” or collectively, “Underlying Funds”). Each Underlying Fund invests directly in equity or fixed-income securities, as appropriate to its investment objective and strategies. Most Underlying Funds are index funds, which means they seek to match the investment returns of specified stock or bond indexes before the deduction of the Underlying Funds’ expenses. The Fund also invests in certain Underlying Funds that are not index funds. Although the Fund seeks to provide diversification across major asset classes, the Fund is nondiversified as to issuers, which means that it holds securities issued by a small number of issuers (i.e., Underlying Funds), and may invest a significant portion of its assets in any one Underlying Fund.

The Fund pursues its objective for a high level of total return through investments in both equity and fixed-income securities by investing approximately equal amounts of its assets in Underlying Funds that invest in equity securities, such as common stocks of U.S. and international companies (including mid-cap companies), that the investment adviser believes offer opportunities for capital growth, and bonds in order to generate investment income. Consistent with this investment strategy, as of the date of this Prospectus, the Fund allocates approximately 38% of its net assets in U.S. stocks, approximately 12% in international stocks and approximately 45% in bonds. The investment adviser generally sells shares of Underlying Funds in order to meet target allocations or shareholder redemption activity. The Fund is designed for investors who have a lower tolerance for risk than more aggressive investors and who are seeking both capital growth and income. The Fund is also designed for investors who are wiling to accept moderate short-term price fluctuations in exchange for potential longer-term returns.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Asset allocation risk – the Fund is subject to different levels and combinations of risk based on its actual allocation among the various asset classes and Underlying Funds. The potential impact of the risks related to an asset class depends on the size of the Fund’s investment allocation to it.

Performance risk – the Fund’s investment performance is directly tied to the performance of the Underlying Funds in which it invests. If one or more Underlying Funds fails to meet its investment objective, the Fund’s performance could be negatively affected.

Stock market risk – the Fund could lose value if the individual stocks in which the Underlying Funds invest or overall stock markets in which such stocks trade go down.

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the dollar and the currencies in which the securities are traded.

Mid-cap risk – mid-cap companies are usually less stable in price and less liquid than are larger, more established companies. Therefore, they generally involve greater risk.

Interest rate risk – generally, when interest rates go up, the value of fixed-income securities goes down.

Credit risk – a bond issuer may be unable to pay the interest or principal when due or the ratings on an issuer’s debt securities may have been lowered, negatively impacting their price.

Liquidity risk – is the risk that a security cannot be sold, or cannot be sold quickly, at an acceptable price.

19

FUND SUMMARY: NVIT INVESTOR DESTINATIONS BALANCED FUND (cont.)

Prepayment and call risk – certain bonds will be paid off by the issuer more quickly than anticipated. If this happens, the Underlying Fund may be required to invest the proceeds in securities with lower yields.

Extension risk – when interest rates rise, certain bond obligations will be paid in full by the issuer more slowly than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as low for a longer-term investment.

Mortgage-backed securities risk – through its investments in mortgage-backed securities, an Underlying Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans, which are loans made to borrowers with weakened credit histories, have had in many cases higher default rates than loans that meet government underwriting requirements.

Index fund risk – an Underlying Fund that seeks to match the performance of an index does not use defensive strategies or attempt to reduce its exposure to poor performing securities. Further, correlation between an Underlying Fund’s performance and that of the index may be negatively affected by the Underlying Fund’s expenses, changes in the composition of the index, and the timing of purchase and redemption of Underlying Fund shares.

Nondiversified fund risk – because the Fund may hold large positions in a small number of Underlying Funds, an increase or decrease in the value of the shares issued by these Underlying Funds may have a greater impact on the Fund’s value and total return.

Strategy risk – there is the risk that the investment adviser’s evaluations and allocation among asset classes and Underlying Funds may be incorrect. Further, the investment adviser may alter the Fund’s asset allocation at its discretion. A material change in the asset allocation could affect both the level of risk and the potential for gain or loss.

Fund-of-funds structure risk – there are certain risks associated with a structure whereby the Fund invests primarily in other mutual funds, including that the Fund will indirectly pay a proportional share of the fees and expenses of the Underlying Funds in which it invests.

If the value of the Fund’s investments goes down, you may lose money.

Performance

Performance information gives some indication of the risks of an investment in the Fund by comparing the Fund’s performance with a broad measure of market performance. Performance information is not provided because the Fund did not complete one full calendar year of operations as of the date of this Prospectus.

Portfolio Management

Investment Adviser

Nationwide Fund Advisors (“NFA” or the “Adviser”)

Portfolio Manager

Portfolio Manager	Title	Length of Service
Thomas R. Hickey Jr.	Vice President, NFA	Since April 2001

Tax Information

The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable life and variable annuity insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.

Payments to Broker-Dealers and Other Financial Intermediaries

This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or its affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that may also be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

20

FUND SUMMARY: NVIT INVESTOR DESTINATIONS MODERATELY CONSERVATIVE FUND

Objective

The NVIT Investor Destinations Moderately Conservative Fund (“Moderately Conservative Fund” or the “Fund”) seeks a high level of total return consistent with a moderately conservative level of risk.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. See the variable insurance contract prospectus.

	Class II	Class VI
	Shares	Shares
Shareholder Fees (fees paid directly from your investment)	None	None

Redemption Fees (as a percentage of amount redeemed within 60 days of purchase)	N/A	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.13%	0.13%

Distribution and/or Service (12b-1) Fees	0.25%	0.25%

Other Expenses[1]	0.21%	0.21%

Acquired Fund Fees and Expenses	0.29%	0.29%

Total Annual Fund Operating Expenses	0.88%	0.88%

[1]	The Board of Trustees of Nationwide Variable Insurance Trust (the “Trust”) has approved a new methodology for the allocation of certain Fund expenses, effective May 1, 2010, including those relating to the provision of administration and transfer agency services, as reflected in a new Joint Fund Administration and Transfer Agency Agreement. Accordingly, “Other Expenses” have been restated to reflect the new expense allocation methodology.

21

FUND SUMMARY: NVIT INVESTOR DESTINATIONS MODERATELY CONSERVATIVE FUND (cont.)

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class II shares	$90	$281	$488	$1,084

Class VI shares	90	281	488	1,084

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 26.10% of the average value of its portfolio.

Principal Investment Strategies

The Fund is a “fund of funds” that invests primarily in affiliated index mutual funds representing a variety of asset classes. The Fund aims to provide diversification across major asset classes—U.S. stocks, international stocks, bonds and money market instruments—by investing primarily in mutual funds offered by Nationwide Variable Insurance Trust (each, an “Underlying Fund” or collectively, “Underlying Funds”). Each Underlying Fund invests directly in equity or fixed-income securities, as appropriate to its investment objective and strategies. Most Underlying Funds are index funds, which means they seek to match the investment returns of specified stock or bond indexes before the deduction of the Underlying Funds’ expenses. The Fund also invests in certain Underlying Funds that are not index funds. Although the Fund seeks to provide diversification across major asset classes, the Fund is nondiversified as to issuers, which means that it holds securities issued by a small number of issuers (i.e., Underlying Funds), and may invest a significant portion of its assets in any one Underlying Fund.

The Fund pursues its objective for a high level of total return with a moderately conservative level of risk by investing a majority of its assets in Underlying Funds that invest in fixed-income securities, such as bonds and money market instruments in order to generate investment income, but also a considerable portion of its assets in Underlying Funds that invest in equity securities, such as common stocks of U.S. and international companies (including mid-cap companies), that the investment adviser believes offer opportunities for capital growth. Consistent with this investment strategy, as of the date of this Prospectus, the Fund allocates approximately 52.5% of its net assets in bonds, approximately 30% in U.S. stocks, and approximately 10% in international stocks. The investment adviser generally sells shares of Underlying Funds in order to meet target allocations or shareholder redemption activity. The Fund is designed for investors who have a lower tolerance for risk and whose primary goal is income and secondary goal is growth. The Fund is also designed for investors who have a shorter time horizon or who are willing to accept some amount of market volatility in exchange for greater potential income and growth.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Asset allocation risk – the Fund is subject to different levels and combinations of risk based on its actual allocation among the various asset classes and Underlying Funds. The potential impact of the risks related to an asset class depends on the size of the Fund’s investment allocation to it.

Performance risk – the Fund’s investment performance is directly tied to the performance of the Underlying Funds in which it invests. If one or more Underlying Funds fails to meet its investment objective, the Fund’s performance could be negatively affected.

Stock market risk – the Fund could lose value if the individual stocks in which the Underlying Funds invest or overall stock markets in which such stocks trade go down.

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the dollar and the currencies in which the securities are traded.

Mid-cap risk – mid-cap companies are usually less stable in price and less liquid than are larger, more established companies. Therefore, they generally involve greater risk.

Interest rate risk – generally, when interest rates go up, the value of fixed-income securities goes down.

Credit risk – a bond issuer may be unable to pay the interest or principal when due or the ratings on an issuer’s debt securities may have been lowered, negatively impacting their price.

22

FUND SUMMARY: NVIT INVESTOR DESTINATIONS MODERATELY CONSERVATIVE FUND (cont.)

Liquidity risk – is the risk that a security cannot be sold, or cannot be sold quickly, at an acceptable price.

Prepayment and call risk – certain bonds will be paid off by the issuer more quickly than anticipated. If this happens, the Underlying Fund may be required to invest the proceeds in securities with lower yields.

Extension risk – when interest rates rise, certain bond obligations will be paid in full by the issuer more slowly than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as low for a longer-term investment.

Mortgage-backed securities risk – through its investments in mortgage-backed securities, an Underlying Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans, which are loans made to borrowers with weakened credit histories, have had in many cases higher default rates than loans that meet government underwriting requirements.

Index fund risk – an Underlying Fund that seeks to match the performance of an index does not use defensive strategies or attempt to reduce its exposure to poor performing securities. Further, correlation between an Underlying Fund’s performance and that of the index may be negatively affected by the Underlying Fund’s expenses, changes in the composition of the index, and the timing of purchase and redemption of Underlying Fund shares.

Nondiversified fund risk – because the Fund may hold large positions in a small number of Underlying Funds, an increase or decrease in the value of the shares issued by these Underlying Funds may have a greater impact on the Fund’s value and total return.

Strategy risk – there is the risk that the investment adviser’s evaluations and allocation among asset classes and Underlying Funds may be incorrect. Further, the investment adviser may alter the Fund’s asset allocation at its discretion. A material change in the asset allocation could affect both the level of risk and the potential for gain or loss.

Fund-of-funds structure risk – there are certain risks associated with a structure whereby the Fund invests primarily in other mutual funds, including that the Fund will indirectly pay a proportional share of the fees and expenses of the Underlying Funds in which it invests.

If the value of the Fund’s investments goes down, you may lose money.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total return over time, and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The table also compares the Fund’s average annual total returns to a hypothetical composite index that is comprised 35% Barclays Capital U.S. Aggregate Bond Index, 25% Citigroup 3 Month Treasury (T-Bill) Index, and 40% S&P 500® Index, which is a representation of the performance of each of the Fund’s asset classes according to their respective weightings. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.

Annual Total Returns – Class II Shares
(Years Ended December 31,)

Best Quarter:  8.45% – 3rd qtr. of 2009
Worst Quarter:  −7.77% – 4th qtr. of 2008

The inception date for Class VI shares is April 30, 2004. Pre-inception historical performance for Class VI shares is based on the previous performance of Class II shares.

Average Annual Total Returns
(For Periods Ended December 31, 2009)

			Since Inception
	1 Year	5 Years	(December 12, 2001)
Class II Shares	14.56%	3.14%	4.00%

Class VI Shares	14.63%	3.18%	4.04%

Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees or expenses)	5.93%	4.97%	5.29% (Since November 30, 2001)

Moderately Conservative Fund Composite Index (reflects no deductions for fees or expenses)	12.84%	3.01%	3.53% (Since November 30, 2001)

Portfolio Management

Investment Adviser

Nationwide Fund Advisors (“NFA” or the “Adviser”)

23

FUND SUMMARY: NVIT INVESTOR DESTINATIONS MODERATELY CONSERVATIVE FUND (cont.)

Portfolio Manager

Portfolio Manager	Title	Length of Service
Thomas R. Hickey Jr.	Vice President, NFA	Since April 2001

Tax Information

The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable life and variable annuity insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.

Payments to Broker-Dealers and Other Financial Intermediaries

This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or its affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that may also be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

24

FUND SUMMARY: NVIT INVESTOR DESTINATIONS CONSERVATIVE FUND

Objective

The NVIT Investor Destinations Conservative Fund (“Conservative Fund” or the “Fund”) seeks a high level of total return consistent with a conservative level of risk as compared to other Investor Destinations Funds.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. See the variable insurance contract prospectus.

	Class II	Class VI
	Shares	Shares
Shareholder Fees (fees paid directly from your investment)	None	None

Redemption Fees (as a percentage of amount redeemed within 60 days of purchase)	N/A	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.13%	0.13%

Distribution and/or Service (12b-1) Fees	0.25%	0.25%

Other Expenses[1]	0.22%	0.22%

Acquired Fund Fees and Expenses	0.30%	0.30%

Total Annual Fund Operating Expenses	0.90%	0.90%

[1]	The Board of Trustees of Nationwide Variable Insurance Trust (the “Trust”) has approved a new methodology for the allocation of certain Fund expenses, effective May 1, 2010, including those relating to the provision of administration and transfer agency services, as reflected in a new Joint Fund Administration and Transfer Agency Agreement. Accordingly, “Other Expenses” have been restated to reflect the new expense allocation methodology.

25

FUND SUMMARY: NVIT INVESTOR DESTINATIONS CONSERVATIVE FUND (cont.)

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class II shares	$92	$287	$498	$1,108

Class VI shares	92	287	498	1,108

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 42.55% of the average value of its portfolio.

Principal Investment Strategies

The Fund is a “fund of funds” that invests primarily in affiliated index mutual funds representing a variety of asset classes. The Fund aims to provide diversification across major asset classes—stocks, bonds and money market instruments—by investing primarily in mutual funds offered by Nationwide Variable Insurance Trust (each, an “Underlying Fund” or collectively, “Underlying Funds”). Each Underlying Fund invests directly in equity or fixed-income securities, as appropriate to its investment objective and strategies. Most Underlying Funds are index funds, which means they seek to match the investment returns of specified stock or bond indexes before the deduction of the Underlying Funds’ expenses. The Fund also invests in certain Underlying Funds that are not index funds. Although the Fund seeks to provide diversification across major asset classes, the Fund is nondiversified as to issuers, which means that it holds securities issued by a small number of issuers (i.e., Underlying Funds), and may invest a significant portion of its assets in any one Underlying Fund.

The Fund pursues its objective for a high level of total return with a conservative level of risk by investing heavily in Underlying Funds that invest in fixed-income securities, such as bonds and money market instruments, and a relatively small portion of its assets in Underlying Funds that invest in equity securities, such as common stocks of U.S. companies that the investment adviser believes offer opportunities for capital growth. Consistent with this investment strategy, as of the date of this Prospectus, the Fund allocates approximately 70% of its net assets in bonds, approximately 10% in money market instruments, and approximately 20% in stocks. The investment adviser generally sells shares of Underlying Funds in order to meet target allocations or shareholder redemption activity. The Fund is designed for investors who have a low tolerance for risk and whose primary goal is income, or who have a short time horizon.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Asset allocation risk – the Fund is subject to different levels and combinations of risk based on its actual allocation among the various asset classes and Underlying Funds. The potential impact of the risks related to an asset class depends on the size of the Fund’s investment allocation to it.

Performance risk – the Fund’s investment performance is directly tied to the performance of the Underlying Funds in which it invests. If one or more Underlying Funds fails to meet its investment objective, the Fund’s performance could be negatively affected.

Stock market risk – the Fund could lose value if the individual stocks in which the Underlying Funds invest or overall stock markets in which such stocks trade go down.

Interest rate risk – generally, when interest rates go up, the value of fixed-income securities goes down.

Credit risk – a bond issuer may be unable to pay the interest or principal when due or the ratings on an issuer’s debt securities may have been lowered, negatively impacting their price.

Liquidity risk – is the risk that a security cannot be sold, or cannot be sold quickly, at an acceptable price.

Prepayment and call risk – certain bonds will be paid off by the issuer more quickly than anticipated. If this happens, the Underlying Fund may be required to invest the proceeds in securities with lower yields.

Extension risk – when interest rates rise, certain bond obligations will be paid in full by the issuer more slowly than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as low for a longer-term investment.

Mortgage-backed securities risk – through its investments in mortgage-backed securities, an Underlying Fund may have

26

FUND SUMMARY: NVIT INVESTOR DESTINATIONS CONSERVATIVE FUND (cont.)

some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans, which are loans made to borrowers with weakened credit histories, have had in many cases higher default rates than loans that meet government underwriting requirements.

Money market risk – the risks that apply to bonds also apply to money market instruments, but to a lesser degree. This is because the money market instruments held by the Fund are securities with shorter maturities and higher quality than those typically of bonds.

Index fund risk – an Underlying Fund that seeks to match the performance of an index does not use defensive strategies or attempt to reduce its exposure to poor performing securities. Further, correlation between an Underlying Fund’s performance and that of the index may be negatively affected by the Underlying Fund’s expenses, changes in the composition of the index, and the timing of purchase and redemption of Underlying Fund shares.

Nondiversified fund risk – because the Fund may hold large positions in a small number of Underlying Funds, an increase or decrease in the value of the shares issued by these Underlying Funds may have a greater impact on the Fund’s value and total return.

Strategy risk – there is the risk that the investment adviser’s evaluations and allocation among asset classes and Underlying Funds may be incorrect. Further, the investment adviser may alter the Fund’s asset allocation at its discretion. A material change in the asset allocation could affect both the level of risk and the potential for gain or loss.

Fund-of funds structure risk – there are certain risks associated with a structure whereby the Fund invests primarily in other mutual funds, including that the Fund will indirectly pay a proportional share of the fees and expenses of the Underlying Funds in which it invests.

If the value of the Fund’s investments goes down, you may lose money.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total return over time, and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The table also compares the Fund’s average annual total returns to a hypothetical composite index that is comprised 45% Citigroup 3-Month Treasury (T-Bill) Index, 35% Barclays Capital U.S. Aggregate Bond Index, and 20% S&P 500® Index, which is a representation of the performance of each of the Fund’s asset classes according to their respective weightings. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less that those shown.

Annual Total Returns – Class II Shares
(Years Ended December 31,)

Best Quarter:  5.18% – 3rd qtr. of 2009
Worst Quarter:  –2.78% – 4th qtr. of 2008

The inception date for Class VI shares is April 30, 2004. Pre-inception historical performance for Class VI shares is based on the previous performance of Class II shares.

Average Annual Total Returns
(For Periods Ended December 31, 2009)

			Since Inception
	1 Year	5 Years	(December 12, 2001)
Class II Shares	9.08%	3.45%	3.78%

Class VI Shares	9.25%	3.47%	3.81%

Barclays Capital U.S. Aggregate Bond Index (reflects no deductions for fees or expenses)	5.93%	4.97%	5.29% (Since November 30, 2001)

Conservative Fund Composite Index (reflects no deductions for fees or expenses)	7.50%	3.38%	3.51% (Since November 30, 2001)

27

FUND SUMMARY: NVIT INVESTOR DESTINATIONS CONSERVATIVE FUND (cont.)

Portfolio Management

Investment Adviser

Nationwide Fund Advisors (“NFA” or the “Adviser”)

Portfolio Manager

Portfolio Manager	Title	Length of Service
Thomas R. Hickey Jr.	Vice President, NFA	Since April 2001

Tax Information

The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable life and variable annuity insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.

Payments to Broker-Dealers and Other Financial Intermediaries

This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or its affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that may also be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

28

HOW THE FUNDS INVEST: NVIT INVESTOR DESTINATIONS FUNDS

Purpose of the NVIT Investor Destinations Funds

The NVIT Investor Destinations Funds (“Funds” or “Investor Destinations Funds”) aim to provide various levels of potential capital appreciation and/or income at various levels of risk through diversification across major asset classes—U.S. stocks, international stocks, bonds and money market instruments. Each of the seven Funds is designed to provide a different asset allocation option corresponding to different investment goals ranging from the highest potential for growth with the highest amount of tolerance for risk, to the lowest potential growth with the lowest amount of tolerance for risk, and highest potential for income. Each Fund is a “fund-of-funds,” which means that each Fund seeks to achieve its particular level of risk/return by investing the majority of its assets in a professionally selected mix of Underlying Funds. Each of the Underlying Funds in turn invests in equity or fixed-income securities, as appropriate to its respective objective and strategies. Depending on its target risk level, each Fund invests different amounts in these asset classes and Underlying Funds to achieve its investment objective.

The Investor Destinations Funds are primarily designed:

•	To help achieve an investor’s financial objectives through a professionally developed asset allocation program.
•	To maximize long-term total returns at a given level of risk through broad diversification among several traditional asset classes.

In selecting a Fund, investors should consider their personal objectives, investment time horizons, risk tolerances, and financial circumstances.

Each Investor Destinations Fund’s investment objective can be changed without shareholder approval upon 60 days’ written notice to shareholders.

Principal Investment Strategies

For each Investor Destinations Fund, the Adviser establishes a target allocation among different asset classes appropriate for the particular Fund’s risk profile and individual strategies. The Adviser bases this decision on the expected return potential, the anticipated risks and the volatility of each asset class. Further, the Adviser evaluates how various combinations of these asset classes can best pursue each Investor Destinations Fund’s investment objective.

Once the asset allocation is determined, the Adviser selects the Underlying Funds it believes most appropriate to represent the various asset classes. Where more than one Underlying Fund can be used for a single asset class, the Adviser also evaluates which Underlying Fund, or what combination of Underlying Funds, best represents the potential risks and benefits of that asset class. In selecting Underlying Funds, the Adviser considers a variety of factors in the context of current economic and market conditions, including the Underlying Fund’s investment strategies, risk profile and historical performance.

NVIT Investor Destinations Aggressive Fund

The NVIT Investor Destinations Aggressive Fund (“Aggressive Fund”) seeks maximum growth of capital consistent with a more aggressive level of risk as compared to other Investor Destinations Funds. Through investments in the Underlying Funds, the Aggressive Fund pursues its objective by investing heavily in equity securities, such as common stocks of U.S. and international companies (including small- and mid-cap companies). As of the date of this Prospectus, the Aggressive Fund allocates approximately 65% of its net assets in U.S. stocks and approximately 30% in international stocks. The Aggressive Fund is designed for investors who are comfortable with assuming the risk associated with investing in a high percentage of stocks, including international stocks. The Aggressive Fund also is designed for investors with long time horizons, who want to maximize their long-term returns and who have a high tolerance for possible short-term losses.

NVIT Investor Destinations Moderately Aggressive Fund

The NVIT Investor Destinations Moderately Aggressive Fund (“Moderately Aggressive Fund”) seeks growth of capital, but also seeks income consistent with a moderately aggressive level of risk as compared to other Investor Destinations Funds. Through investments in the Underlying Funds, the Moderately Aggressive Fund pursues its objective by investing considerably in equity securities, such as common stocks of U.S. and international companies (including mid-cap companies). As of the date of this Prospectus, the Moderately Aggressive Fund allocates approximately 55% of its net assets in U.S. stocks, approximately 25% in international stocks and approximately 20% in bonds. The Moderately Aggressive Fund is designed for investors who want to maximize returns over the long-term but who have a tolerance for possible short-term losses or who are looking for some additional diversification.

NVIT Investor Destinations Capital Appreciation Fund

The NVIT Investor Destinations Capital Appreciation Fund (“Capital Appreciation Fund”) seeks growth of capital, but also seeks income consistent with a less aggressive level of risk as compared to other NVIT Investor Destinations Funds. Through investments in the Underlying Funds, the Capital Appreciation Fund pursues its objective by investing considerably in equity securities, such as common stocks of U.S. and international companies (including mid-cap companies), that the Adviser believes offer opportunities for capital growth. It also invests to a lesser extent in fixed-income securities in order to generate investment income.

29

HOW THE FUNDS INVEST: NVIT INVESTOR DESTINATIONS FUNDS (cont.)

As of the date of this Prospectus, the Capital Appreciation Fund allocates approximately 50% of its net assets in U.S. stocks, approximately 20% in international stocks and approximately 28% in bonds. The Capital Appreciation Fund is designed for investors who want to emphasize capital growth over the long term, and who have a tolerance for possible short-term losses, but who also seek to reduce risk by including some investments offering investment income.

NVIT Investor Destinations Moderate Fund

The NVIT Investor Destinations Moderate Fund (“Moderate Fund”) seeks a high level of total return consistent with a moderate level of risk as compared to other Investor Destinations Funds. Through investments in the Underlying Funds, the Moderate Fund pursues its objective by investing a majority of its assets in equity securities, such as common stocks of U.S. and international companies (including mid-cap companies), that the Adviser believes offer opportunities for capital growth, but also a considerable portion of its assets in bonds in order to generate investment income. As of the date of this Prospectus, the Moderate Fund allocates approximately 45% of its net assets in U.S. stocks, approximately 15% in international stocks and approximately 37% in bonds. The Moderate Fund is designed for investors who have a lower tolerance for risk than more aggressive investors and who are seeking both capital growth and income. The Moderate Fund is also designed for investors who have a longer time horizon and who are willing to accept moderate short-term price fluctuations in exchange for potential longer-term returns.

NVIT Investor Destinations Balanced Fund

The NVIT Investor Destinations Balanced Fund (“Balanced Fund”) seeks a high level of total return through investment in both equity and fixed-income securities. Through investments in the Underlying Funds, the Balanced Fund pursues its objective by investing approximately equal amounts of its assets in equity securities, such as common stocks of U.S. and international companies (including mid-cap companies), that the Adviser believes offer opportunities for capital growth, and fixed-income securities, such as bonds, in order to generate investment income. As of the date of this Prospectus, the Balanced Fund allocates approximately 38% of its net assets in U.S. stocks, approximately 12% in international stocks and approximately 45% in bonds. The Balanced Fund is designed for investors who have a lower tolerance for risk than more aggressive investors and who are seeking both capital growth and income. The Balanced Fund is also designed for investors who are willing to accept moderate short-term price fluctuations in exchange for potential longer-term returns.

As a non-fundamental policy (i.e., which may be changed by the Balanced Fund’s Board of Trustees without requiring shareholder approval), the Balanced Fund normally invests at least 25% of its net assets in senior fixed-income securities.

NVIT Investor Destinations Moderately Conservative Fund

The NVIT Investor Destinations Moderately Conservative Fund (“Moderately Conservative Fund”) seeks a high level of total return consistent with a moderately conservative level of risk. Through investments in the Underlying Funds, the Moderately Conservative Fund pursues its objective by investing a majority of its assets in fixed-income securities, such as bonds and money market instruments, in order to generate investment income, but also a considerable portion of its assets in equity securities, such as common stocks of U.S. and international companies (including mid-cap companies), that the Adviser believes offer opportunities for capital growth. As of the date of this Prospectus, the Moderately Conservative Fund allocates approximately 52.5% of its net assets in bonds, approximately 30% in U.S. stocks, and approximately 10% in international stocks. The Moderately Conservative Fund is designed for investors who have a lower tolerance for risk and whose primary goal is income and secondary goal is growth. The Moderately Conservative Fund is also designed for investors who have a shorter time horizon or who are willing to accept some amount of market volatility in exchange for greater potential income and growth.

NVIT Investor Destinations Conservative Fund

The NVIT Investor Destinations Conservative Fund (“Conservative Fund”) seeks a high level of total return consistent with a conservative level of risk as compared to other Investor Destinations Funds. The Conservative Fund pursues its objective by seeking income and, secondarily, long-term growth of capital. Through investments in the Underlying Funds, the Conservative Fund pursues its objective by investing heavily in fixed-income securities, such as bonds and money market instruments, and a relatively small portion of its assets in equity securities, such as common stocks of U.S. companies. As of the date of this Prospectus, the Conservative Fund allocates approximately 70% of its net assets in bonds, approximately 10% in money market instruments, and approximately 20% in stocks. The Conservative Fund is designed for investors who have a low tolerance for risk and whose primary goal is income, or who have a short time horizon.

* * * * * *

Temporary investments – each Fund generally will be fully invested in accordance with its objective and strategies. However, pending investment of cash balances, or if the Fund’s management believes that business, economic, political or financial conditions warrant, a Fund may invest without limit in cash or money market cash equivalents. The use of temporary investments therefore is not a principal investment strategy, as it prevents a Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.

30

HOW THE FUNDS INVEST: NVIT INVESTOR DESTINATIONS FUNDS (cont.)

About Asset Classes

An “Asset Class” is a specific category of assets or investments. Examples of asset classes are stocks, bonds, foreign securities and money market instruments. Within each asset class there may be several different types of assets. For example, a “stock” asset class may contain large-cap, mid-cap, and/or small-cap stocks; domestic or international stocks; growth or value stocks. Each asset class, and each type of asset within that asset class, offers a different type of potential benefit and risk level. For example, “stock” assets may generally be expected to provide a higher potential growth rate, but may require a longer time horizon and more risk than you would expect from most “bond” assets. By combining these broad asset classes in different percentage combinations, each Investor Destinations Fund seeks to provide different levels of potential risk and rewards.

Set forth below are the asset classes in which each Investor Destinations Fund invests, as appropriate to its specific investment objective and risk profile:

Large-Cap Stocks – stocks issued by companies that have market capitalizations similar to those of companies included in the Standard & Poor’s (“S&P”) 500® Index, ranging from $1.1 billion to $323.7 billion as of December 31, 2009.

Mid-Cap Stocks – stocks issued by companies that have market capitalizations similar to those of companies included in the S&P MidCap 400® Index, ranging from $260.2 million to $8.3 billion as of December 31, 2009.

Small-Cap Stocks – stocks issued by companies that have market capitalizations similar to those of companies included in the Russell 2000® Index, ranging from $20.0 million to $5.6 billion as of December 31, 2009.

International Stocks – stocks of larger capitalization companies from various industries whose primary trading markets are outside the United States, as represented in the MSCI Europe, Australasia and Far East Index (“MSCI EAFE® Index”).

Bonds – fixed-income and other debt securities that represent an obligation by the issuer to pay a specified rate of interest or income at specified times, such as corporate bonds, bonds issued by a government or its agencies, or mortgage-backed securities. Bonds primarily include investment-grade securities (i.e., rated in the four highest rating categories by a nationally recognized statistical rating organization, such as Moody’s, Standard & Poor’s and Fitch). Bonds may also include the Nationwide Contract, an unregistered fixed interest contract issued and guaranteed by Nationwide Life Insurance Company.

Money Market Instruments – high quality debt instruments, such as commercial paper, notes issued by banks and U.S. government securities that mature in 397 days or less.

The Underlying Funds

Most of the Underlying Funds are index funds in that they seek to match, prior to the deduction of operating expenses, the performance of a particular stock or bond index. The Investor Destinations Funds also invest in certain Underlying Funds that are not index funds.

Although each Investor Destinations Fund strives to provide diversification across major asset classes, each Fund is nondiversified as to issuers, which means that it holds securities issued by a small number of issuers (i.e., the Underlying Funds) and may invest a significant portion of its assets in any one Underlying Fund.

Set forth below are the Underlying Funds currently selected to represent each asset class. The Adviser reserves the right to add, delete or change the Underlying Funds selected to represent the asset classes without notice to shareholders.

ASSET CLASS	UNDERLYING INVESTMENTS
Large-Cap Stocks	NVIT S&P 500 INDEX FUND. The NVIT S&P 500 Index Fund seeks to track the S&P 500® Index, an index maintained by Standard & Poor’s that includes 500 U.S. large-cap companies.
Mid-Cap Stocks	NVIT MID CAP INDEX FUND. The NVIT Mid Cap Index Fund seeks to track the S&P MidCap 400® Index, an index which includes 400 common stocks issued by U.S. mid-cap companies.
Small-Cap Stocks	NVIT SMALL CAP INDEX FUND. The NVIT Small Cap Index Fund seeks to track the Russell 2000® Index, an index which includes 2000 common stocks issued by U.S. small-cap companies.
International Stocks	NVIT INTERNATIONAL INDEX FUND. The NVIT International Index Fund seeks to track the MSCI Europe, Australasia and Far East Index (MSCI EAFE® Index), an index which includes stocks of companies located, or whose stocks are traded on exchanges, in developed countries overseas; Or
NATIONWIDE INTERNATIONAL INDEX FUND. The Nationwide International Index Fund seeks to track the MSCI Europe, Australasia and Far East Index (MSCI EAFE® Index), an index which includes stocks of companies located, or whose stocks are traded on exchanges, in developed countries overseas.
Bonds	NVIT BOND INDEX FUND. The NVIT Bond Index Fund seeks to track the Barclays Capital U.S. Aggregate Bond Index, an index which includes a broad-based mix of U.S. investment-grade bonds with maturities greater than one year.
NATIONWIDE CONTRACT. The Nationwide Contract is an unregistered fixed interest contract with a stable principal value issued and guaranteed as to interest rate and principal by Nationwide Life Insurance Company.
NVIT ENHANCED INCOME FUND. The NVIT Enhanced Income Fund seeks to provide a high level of current income while preserving capital and minimizing market fluctuations in an investor’s account value by investing in high-grade debt securities.
Money Market Instruments	NVIT MONEY MARKET FUND. The NVIT Money Market Fund seeks as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity by investing in money market obligations.

Please see the Appendix for additional information about each of the Underlying Funds in which the Funds currently invest.

31

HOW THE FUNDS INVEST: NVIT INVESTOR DESTINATIONS FUNDS (cont.)

The allocations shown in the table below are the target allocations as of the date of this Prospectus (stated as the percentage of the Fund’s total assets). This means that, under normal circumstances, cash received by a Fund when it sells new shares is invested according to the allocations stated in the table, plus or minus 5% of the Fund’s total assets. However, day-to-day market activity will likely cause the value of each Fund’s allocations to fluctuate from the targets stated. The Adviser monitors each Fund’s holdings and cash flows and periodically realigns each Fund’s then current asset class and Underlying Fund allocations back to its current target allocations. In addition, the asset class allocation targets themselves may change over time in order for each Fund to meet its respective objective or as economic and/or market conditions warrant. The Adviser generally sells shares of Underlying Funds in order to meet target allocations or shareholder redemption activity.

Investors should be aware that the Adviser applies a long-term investment horizon with respect to each Fund, and therefore, allocation changes may not be made in response to short-term market conditions. The Adviser reserves the right to add or delete asset classes or to change the target allocations at any time and without notice. The Funds may also invest in other mutual funds not identified in the Appendix, including unaffiliated mutual funds, that are chosen either to complement or replace the Underlying Funds.

		Moderately	Capital			Moderately
	Aggressive	Aggressive	Appreciation	Moderate	Balanced	Conservative	Conservative
	Fund	Fund	Fund	Fund	Fund	Fund	Fund

U.S. STOCKS	65%	55%	50%	45%	38%	30%	15%

NVIT S&P 500 Index Fund	40%	35%	32%	30%	25%	20%	10%
NVIT Mid Cap Index Fund	15%	15%	13%	10%	10%	10%	5%
NVIT Small Cap Index Fund	10%	5%	5%	5%	3%	0%	0%

INTERNATIONAL STOCKS	30%	25%	20%	15%	12%	10%	5%

NVIT International Index Fund or Nationwide International Index Fund	30%	25%	20%	15%	12%	10%	5%

BONDS	5%	20%	28%	37%	45%	52.5%	70%

NVIT Bond Index Fund	5%	15%	20%	25%	30%	35%	40%
Nationwide Contract	0%	2.5%	4%	6%	7.5%	8.75%	15%
NVIT Enhanced Income Fund	0%	2.5%	4%	6%	7.5%	8.75%	15%

MONEY MARKET INSTRUMENTS	0%	0%	2%	3%	5%	7.5%	10%

NVIT Money Market Fund	0%	0%	2%	3%	5%	7.5%	10%

TOTAL ALLOCATION	100%	100%	100%	100%	100%	100%	100%

The Adviser is also the investment adviser of each Underlying Fund (except for the Nationwide Contract, which is issued and advised by an affiliate of the Adviser). Because an investor is investing indirectly in the Underlying Funds through a Fund, he or she will pay a proportionate share of the applicable expenses of the Underlying Funds (including applicable management, administration and custodian fees), as well as the Fund’s direct expenses. The Underlying Funds will not charge any front-end sales loads, contingent deferred sales charges or Rule 12b-1 fees.

32

RISKS OF INVESTING IN THE FUNDS: NVIT INVESTOR DESTINATIONS FUNDS

None of the Investor Destinations Funds can guarantee that it will achieve its investment objective.

As with any mutual fund, the value of each Fund’s investments—and therefore, the value of each Fund’s shares—may fluctuate, and you may lose money. These changes may occur because of the following risks:

Asset allocation risk – each Fund is subject to different levels and combinations of risk based on its actual allocation among the various asset classes and Underlying Funds. Each Fund will be affected to varying degrees by stock and bond market risks, among others. The potential impact of the risks related to an asset class depends on the size of the Fund’s investment allocation to it.

Performance risk – each Fund’s investment performance is directly tied to the performance of the Underlying Funds in which the Fund invests. If one or more of the Underlying Funds fails to meet its investment objective, a Fund’s performance could be negatively affected. There can be no assurance that any Fund or Underlying Fund will achieve its investment objective.

Strategy risk – there is the risk that the Adviser’s evaluations and allocation among asset classes and Underlying Funds may be incorrect. Further, the Adviser may alter the Fund’s asset allocation at its discretion. A material change in the asset allocation could affect both the level of risk and the potential for gain or loss.

Fund-of-funds structure risk – there are certain risks associated with a structure whereby an Investor Destinations Fund invests primarily in other mutual funds, including that the Investor Destinations Fund will indirectly pay a proportional share of the fees and expenses of the Underlying Funds in which it invests. In managing the Investor Destinations Funds, the Adviser has the authority to select and replace Underlying Funds. The Adviser could be subject to a potential conflict of interest in doing so because the Adviser is also the investment adviser to most, if not all, of the Underlying Funds, and advisory fees paid to the Adviser by the Underlying Funds typically are higher than fees paid by the Investor Destinations Funds. The Nationwide Contract also earns money for the Adviser’s affiliate. It is important to note, however, that, the Adviser has a fiduciary duty to each of the Investor Destinations Funds and must act in each Investor Destinations Fund’s best interests. In addition, the day-to-day management of the Underlying Funds is conducted by the respective subadvisers.

Nondiversified fund risk – Because each Investor Destinations Fund may hold large positions in a small number of Underlying Funds, an increase or decrease in the value of the shares issued by these Underlying Funds may have a greater impact on the Fund’s value and total return.

Single issuer risk (Conservative Fund) – this refers to the risk presented by the Nationwide Contract, which is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company (“Nationwide”). This contract has a stable principal value and pays a fixed rate of interest to each Fund that holds the contract. Both the principal and a minimum rate of interest are guaranteed by Nationwide regardless of market conditions. However, if Nationwide becomes unable to meet this guarantee, a Fund that invests in the contract may lose money from unpaid principal or unpaid or reduced interest. Because the entire contract is issued and guaranteed by a single issuer, the financial health of such issuer may have a greater impact on the value of a Fund that invests in it.

Risks Associated with U.S. and International Stocks

Stock market risk – refers to the possibility that an Underlying Fund could lose value if the individual equity securities in which the Underlying Fund has invested and/or the overall stock markets in which those stocks trade decline in price. Individual stocks and overall stock markets may experience short-term volatility (price fluctuation) as well as extended periods of decline or little growth. Individual stocks are affected by many factors, including:

•	corporate earnings;
•	production;
•	management;
•	sales and
•	market trends, including investor demand for a particular type of stock, such as growth or value stocks, small- or large-cap stocks, or stocks within a particular industry.

Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.

Small-cap and mid-cap risk – to the extent an Underlying Fund invests in stocks of small- and mid-cap companies, it may be subject to increased risk. Investments in medium sized and smaller, newer companies may involve greater risk than investments in larger, more established companies because the stocks of mid-cap and small-cap companies are usually less stable in price and less liquid.

Risks Associated with International Stocks and Bonds

Foreign securities risk – foreign stocks and bonds may be more volatile, harder to price, and less liquid than U.S.

33

RISKS OF INVESTING IN THE FUNDS: NVIT INVESTOR DESTINATIONS FUNDS (cont.)

securities. Foreign investments involve some of the following risks as well:

•	political and economic instability;
•	the impact of currency exchange rate fluctuations;
•	reduced information about issuers;
•	higher transaction costs;
•	less stringent regulatory and accounting standards and
•	delayed settlement.

Additional risks include the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities; the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Underlying Fund could lose its entire investment in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls.

Foreign currencies – foreign securities may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates affect the value of an Underlying Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.

Foreign custody – an Underlying Fund that invests in foreign securities may hold such securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on an Underlying Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for an Underlying Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount an Underlying Fund can earn on its investments and typically results in a higher operating expense ratio for an Underlying Fund holding assets outside the United States.

Depositary receipts – investments in foreign securities may be in the form of depositary receipts, such as American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), which typically are issued by local financial institutions and evidence ownership of the underlying securities. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.

Risks Associated with Bonds and Money Market Instruments

Interest rate risk – increases in interest rates may decrease the value of debt securities held by an Underlying Fund. In general, prices of fixed-income securities decline when interest rates rise and increase when interest rates fall. Typically, the longer the maturity of a debt security, the more sensitive the debt security’s price will be to interest rate changes. Inflation risk is the risk to investments caused by market expectations of higher prices for goods and services. Inflationary expectations are generally associated with higher interest rates and, accordingly, higher yields and lower prices on fixed-rate debt securities. Because inflation reduces the purchasing power of income produced by existing fixed-rate debt securities, such as bonds and notes, the prices at which these securities trade will be reduced to compensate for the fact that the income they produce is worth less. This potential decrease in market value would be the measure of the inflation risk incurred by a Fund.

Credit risk – the risk that the issuer of a debt security will not make required interest payments and/or principal repayments when they are due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. If an issuer’s financial condition changes, the ratings on the issuer’s debt securities may be lowered, which could negatively affect the prices of the securities an Underlying Fund owns. This risk is particularly high for medium-grade securities, high-yield bonds and other lower-rated securities. Credit ratings do not provide assurance against default or loss of money. If a security has not received a rating, the Fund must rely entirely on the credit assessment of the Underlying Fund’s subadviser.

Neither the U.S. government nor its agencies guarantee the market value of their securities, and interest rate changes, prepayments and other factors may affect the value of government securities. Some of the securities purchased by a Fund are issued by the U.S. government, such as Treasury notes, bills and bonds, and Government National Mortgage Association (“GNMA”) pass-through certificates, and are backed by the “full faith and credit” of the U.S. government (the U.S. government has the power to tax its citizens to pay these debts) and are subject to little credit risk. Other securities issued by U.S. government agencies, authorities or instrumentalities, such as the Federal Home Loan Banks, Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corporation (“FHLMC”), are neither

34

RISKS OF INVESTING IN THE FUNDS: NVIT INVESTOR DESTINATIONS FUNDS (cont.)

issued nor guaranteed by the U.S. government, and are supported only by the credit of the issuer.

Government agency or instrumentality issues have different levels of credit support. GNMA pass-through mortgage certificates are backed by the full faith and credit of the U.S. government. Although FNMA, FHLMC and the Federal Home Loan Banks are chartered by Acts of Congress, their securities are backed only by the credit of the respective instrumentality and are not issued or guaranteed by the U.S. government. Investors should remember that although certain government securities are guaranteed, market price and yield of the securities or net asset value and performance of any Investor Destinations Fund are not guaranteed.

Securities in which an Underlying Fund will invest generally will be rated within the top four rating categories by a rating agency. Ratings of securities purchased by an Underlying Fund are determined at the time of investment to be within the top four rating categories. Any subsequent rating downgrade of a debt obligation will be monitored generally by the Underlying Fund to consider what action, if any, it should take consistent with its investment objective. There is no requirement that any such securities must be sold if downgraded. Obligations rated in the fourth highest rating category by any rating agency are considered medium-grade securities. Medium-grade securities, although considered investment-grade, have speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-grade securities may be more vulnerable to adverse economic conditions or changing circumstances than issuers of higher-rated securities.

A corporate event such as a restructuring, merger, leveraged buyout, takeover, or similar action may cause a decline in market value of an issuer’s securities or credit quality of its bonds due to factors including an unfavorable market response or a resulting increase in the company’s debt. Added debt may significantly reduce the credit quality and market value of a company’s bonds, and may thereby affect the value of its equity securities as well.

Mortgage-backed securities risk (bonds) – these fixed-income securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. When interest rates fall, borrowers may refinance or otherwise repay principal on their loans earlier than scheduled. When this happens, certain types of mortgage-backed securities will be paid off more quickly than originally anticipated and a Fund will have to invest the proceeds in securities with lower yields. This risk is known as “prepayment risk.” When interest rates rise, certain types of mortgage-backed securities will be paid off more slowly than originally anticipated and the value of these securities will fall if the market perceives the securities’ interest rates to be too low for a longer-term investment. This risk is known as “extension risk.” Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other fixed-income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. Through its investments in mortgage-backed securities, including those issued by private lenders, a Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments to their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements. The risk of non-payment is greater for mortgage-backed securities issued by private lenders that contain subprime loans, but a level of risk exists for all loans.

Money market risk – the risks that apply to bonds also apply to money market instruments, but to a lesser degree. This is because the money market instruments held by an Underlying Fund are securities with shorter maturities and higher quality than those typically of bonds.

Additional Risks that May Affect the Funds

Index fund risk – Underlying Funds that seek to match the performance of an index may not fully replicate their respective indexes and may perform differently from the securities in the index. To minimize this possibility, index funds attempt to be fully invested at all times and generally do not hold a significant portion of their assets in cash. Since index funds generally do not attempt to hedge against market declines, they may fall in value more than other mutual funds in the event of a general market decline. In addition, unlike an index fund, an index has no operating or other expenses. As a result, even though index funds attempt to track their indexes as closely as possible, they will tend to underperform the indexes to some degree over time.

Liquidity risk – the risk that a security cannot be sold, or cannot be sold quickly, at an acceptable price. An inability to sell a portfolio position can adversely affect an Underlying Fund’s value or prevent an Underlying Fund from being able to take advantage of other investment opportunities. Liquidity risk may also refer to the risk that an Underlying Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Fund may be forced to sell liquid securities at an unfavorable time and conditions. Underlying Funds that invest in fixed income securities, such as mortgage-backed securities, and small and mid-cap stocks will be especially subject to the risk that during certain periods, the liquidity of particular issuers will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.

35

RISKS OF INVESTING IN THE FUNDS: NVIT INVESTOR DESTINATIONS FUNDS (cont.)

If the value of a Fund’s investments goes down, you may lose money.

* * * * * *

A Fund may invest in or use other types of investments or strategies not shown here that do not represent principal investment strategies or raise principal risks. More information about these non-principal investments, strategies and risks is available in the Fund’ Statement of Additional Information (“SAI”).

Please see the Appendix for additional information about the Underlying Funds in which the Funds currently invest.

Selective Disclosure of Portfolio Holdings

Each Investor Destinations Fund posts onto the Trust’s Internet site (www.nationwide.com/mutualfunds) substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month, and remain available on the Internet site until the Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the Securities and Exchange Commission. A description of the Funds’ policies and procedures regarding the release of portfolio holdings information is available in the Funds’ SAI.

36

Fund Management

Investment Adviser

Nationwide Fund Advisors (“NFA” or the “Adviser”), 1000 Continental Drive, Suite 400, King of Prussia, Pennsylvania 19406, manages the investment of the Funds’ assets and supervises the daily business affairs of each Fund. NFA was organized in 1999 as an investment adviser for mutual funds. NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc.

NFA allocates the Funds’ assets according to their respective target allocations for each asset class and the Underlying Funds. NFA then monitors these allocations, as well as factors that could influence the allocations, such as market and economic conditions. For these services, each Fund pays NFA an annual management fee. This is in addition to the investment advisory fees paid to the Adviser by the Underlying Funds in which the Funds invest. NFA believes and the Board of Trustees of the Trust (“Board of Trustees”) concurs that the fee paid to NFA is for services in addition to the services provided by the underlying investments and does not duplicate those services.

Each Fund pays NFA an annual management fee based on the Fund’s average daily net assets. The actual annual management fee paid by each Fund to NFA for the fiscal year ended December 31, 2009, expressed as a percentage of the Fund’s average daily net assets, was as follows:

Fund	Actual Management Fee
NVIT Investor Destinations Aggressive Fund	0.13%

NVIT Investor Destinations Moderately Aggressive Fund	0.13%

NVIT Investor Destinations Capital Appreciation Fund	0.10%

NVIT Investor Destinations Moderate Fund	0.13%

NVIT Investor Destinations Balanced Fund	0.04%

NVIT Investor Destinations Moderately Conservative Fund	0.13%

NVIT Investor Destinations Conservative Fund	0.13%

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement for the Funds will be available in the Funds’ semiannual report to shareholders, which will cover the period January 1, 2010 to June 30, 2010.

Portfolio Management

Thomas R. Hickey Jr. is the Funds’ portfolio manager and is responsible for the day-to-day management of the Funds in accordance with (1) their respective target asset class allocations and (2) the allocations to each of their respective Underlying Funds. Mr. Hickey joined NFA in April 2001 and is currently Vice President of NFA. Since September 2007, Mr. Hickey has been the lead manager for all NFA asset allocation strategies.

Additional Information about the Portfolio Management

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund, if any.

Multi-Manager Structure

The Adviser and the Trust have received an exemptive order from the SEC for a multi-manager structure that allows the Adviser to hire, replace or terminate a subadviser (excluding hiring a subadviser which is an affiliate of the Adviser) without the approval of shareholders. The order also allows the Adviser to revise a subadvisory agreement with an unaffiliated subadviser with the approval of the Board of Trustees but without shareholder approval. Currently, the Funds are managed directly by the Adviser, but if a new unaffiliated subadviser is hired for a Fund, shareholders will receive information about the new subadviser within 90 days of the change. The exemptive order allows the Funds greater flexibility enabling them to operate more efficiently.

The Adviser has no current intention to hire a subadviser for the Funds. In instances where the Adviser would hire a subadviser, the Adviser would perform the following oversight and evaluation services to a subadvised Fund:

•	initial due diligence on prospective Fund subadvisers;

•	monitoring subadviser performance, including ongoing analysis and periodic consultations;

•	communicating performance expectations and evaluations to the subadvisers and

•	making recommendations to the Board of Trustees regarding renewal, modification or termination of a subadviser’s contract.

If the Adviser were to recommend subadviser changes, the Adviser would provide written reports to the Board of Trustees regarding its evaluation and monitoring of the subadviser. Although the Adviser would monitor the subadviser’s performance, there is no certainty that any subadviser or Fund would obtain favorable results at any given time.

37

INVESTING WITH NATIONWIDE FUNDS

Who Can Buy Shares of the Investor Destinations Funds

Shares of the Investor Destinations Funds are currently sold to separate accounts of Nationwide Life Insurance Company and its affiliated life insurance companies (collectively, “Nationwide”) to fund benefits payable under variable life insurance policies and variable annuity contracts (collectively, “variable insurance contracts”) under the Funds’ “Mixed and Shared” Exemptive Order (“Order”). Permitting both variable life insurance separate accounts and variable annuity separate accounts to invest in the same Funds is known as “mixed funding.” Shares may also be sold to separate accounts of other unaffiliated insurance companies in the future under such Order which permits both affiliated and unaffiliated insurance companies to use the Investor Destinations Funds as underlying investment vehicles for their separate accounts. This is known as “shared funding.” Class VI shares generally are subject to a redemption fee as described below. Shares of the Investor Destinations Funds are not sold to individual investors.

The separate accounts purchase shares of a Fund in accordance with variable account allocation instructions received from owners of the variable insurance contracts. A Fund then uses the proceeds to buy securities for its portfolio.

Because variable insurance contracts may have different provisions with respect to the timing and method of purchases and exchanges, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.

Please check with Nationwide to determine if a Fund is available under your variable insurance contract. This Prospectus should be read in conjunction with the prospectus of the separate account of your specific variable insurance contract.

In the future, the Funds may sell shares to separate accounts of other unaffiliated insurance companies, as well as to Nationwide. The Funds currently do not foresee any disadvantages to the owners of variable insurance contracts arising out of the fact that the Funds may offer their shares to the separate accounts of various other insurance companies to fund benefits of their variable insurance contracts. Nevertheless, as a condition of the Funds’ Order, the Board of Trustees will monitor events in order to identify any material irreconcilable conflicts which may arise (such as those arising from tax or other differences), and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in one or more of the Funds and shares of another fund may be substituted. This might force a Fund to sell its securities at disadvantageous prices.

The distributor for the Funds is Nationwide Fund Distributors LLC (“NFD” or the “Distributor”).

Purchase Price

The purchase price of each share of a Fund is its net asset value (“NAV”) next determined after the order is received in good order by the Fund or its agents. No sales charge is imposed on the purchase of a Fund’s shares; however, your variable insurance contract may impose a sales charge. Generally, net assets are based on the market value of the securities and other assets owned by a Fund less its liabilities. The NAV for a class is determined by dividing the total market value of the securities and other assets of a Fund allocable to such class, less the liabilities allocable to that class, by the total number of that class’ outstanding shares.

NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) (“Exchange”) on each day the Exchange is open for trading. Each Fund may reject any order to buy shares and may suspend the sale of shares at any time.

The Funds do not calculate NAV on the following days:

•	New Year’s Day
•	Martin Luther King, Jr. Day
•	Presidents’ Day
•	Good Friday
•	Memorial Day
•	Independence Day
•	Labor Day
•	Thanksgiving Day
•	Christmas Day
•	Other days when the Exchange is closed.

To the extent that a Fund’s investments are traded in markets that are open when the Exchange is closed, the value of the Fund’s investments may change on days when shares cannot be purchased or redeemed.

Fair Valuation

As “Funds-of-Funds” the Investor Destinations Funds’ assets consist primarily of shares of the Underlying Funds, which are valued at their respective net asset value. Each Investor Destinations Fund and each Underlying Fund values its respective assets at current market prices where current market prices are readily available.

Investor Destinations Funds with more aggressive strategies tend to invest more in foreign securities than do the Investor Destinations Funds with more conservative strategies. Therefore, the Moderately Aggressive Fund, for example, may be subject to Fair Value pricing more frequently than the Moderately Conservative Fund.

The Board of Trustees has adopted Valuation Procedures governing the method by which individual portfolio

38

INVESTING WITH NATIONWIDE FUNDS (cont.)

securities held by the Investor Destinations Funds and the Underlying Funds are valued in order to determine each Investor Destinations Fund’s NAV. The Valuation Procedures provide that an Investor Destinations Fund’s (and Underlying Fund’s) assets are valued primarily on the basis of market quotations. Where such Underlying Fund NAVs are either unavailable or are deemed by the Adviser to be unreliable, a Fair Valuation Committee, consisting of employees of the Adviser, meets to determine a manual “fair valuation” in accordance with the Valuation Procedures. In addition, the Fair Valuation Committee will “fair value” securities whose value is affected by a “significant event.” Pursuant to the Valuation Procedures, any “fair valuation” decisions are subject to the review of the Board of Trustees.

A “significant event” is defined by the Valuation Procedures as an event that materially affects the value of a domestic or foreign security that occurs after the close of the principal market on which such security trades but before the calculation of the Investor Destinations Fund’s (and that of each Underlying Fund in which it invests) NAV. Significant events that could affect individual portfolio securities may include corporate actions such as reorganizations, mergers and buy-outs, corporate announcements on earnings, significant litigation, regulatory news such as government approvals and news relating to natural disasters affecting an issuer’s operations. Significant events that could affect a large number of securities in a particular market may include significant market fluctuations, market disruptions or market closings, governmental actions or other developments or natural disasters or armed conflicts that affect a country or region.

Due to the time differences between the closings of the relevant foreign securities exchanges and the time that an Underlying Fund’s NAV is calculated, an Underlying Fund may fair value its foreign investments more frequently than it does other securities. When fair value prices are utilized, these prices will attempt to reflect the impact of the financial markets’ perceptions and trading activities on an Underlying Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair value pricing of foreign securities may occur on a daily basis, for instance, using data furnished by an independent pricing service that draws upon, among other information, the market values of foreign investments. Therefore, the fair values assigned to an Underlying Fund’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

By fair valuing a security whose price may have been affected by significant events or by news after the last market pricing of the security, the Investor Destinations Funds and the Underlying Funds each attempt to establish a price that they might reasonably expect to receive upon the current sale of that security. These procedures are intended to help ensure that the prices at which Investor Destinations Fund shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders. In the event a Fund values its securities using the procedures described above, the Fund’s NAV may be higher or lower than would have been the case if the Fund had not used its Valuation Procedures.

Selling Shares

Shares may be sold (redeemed) at any time, subject to certain restrictions described below. The redemption price is the NAV per share next determined after the order is received in good order by the Fund or its agent. Of course, the value of the shares redeemed may be more or less than their original purchase price depending upon the market value of a Fund’s investments at the time of the redemption.

Because variable insurance contracts may have different provisions with respect to the timing and method of redemptions, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.

Restrictions on Sales

Shares of a Fund may not be redeemed or a Fund may delay paying the proceeds from a redemption when the Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or an emergency exists (as determined by the Securities and Exchange Commission (“SEC”)).

If the insurance company issuing the variable insurance contract is willing to provide notice to investors, a Fund may delay forwarding the proceeds of your redemption request for up to 7 days after receipt of such redemption request. Such request may be delayed if the investor redeeming shares is engaged in excessive trading or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund.

Excessive or Short-Term Trading

The Investor Destinations Funds seek to discourage short-term or excessive trading (often described as “market timing”). Excessive trading (either frequent exchanges between Funds or redemptions and repurchases of Funds within a short time period) may:

•	disrupt portfolio management strategies;
•	increase brokerage and other transaction costs and

39

INVESTING WITH NATIONWIDE FUNDS (cont.)

•	negatively impact Fund performance for all variable insurance contract owners indirectly investing in a Fund.

A Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number and frequency of trades in Fund shares and other factors. Although the Investor Destinations Funds are intended for investors with relatively long time horizons, those Funds that invest in foreign securities, particularly the Aggressive Fund and Moderately Aggressive Fund, may be at greater risk for excessive trading because these Funds invest a greater proportion of their respective assets in international securities. Therefore the impact of short-term trading may be greater for these Funds. Investors may attempt to take advantage of anticipated price movements in securities held by the Funds based on events occurring after the close of a foreign market that may not be reflected in the Fund’s NAV (referred to as “arbitrage market timing”). Arbitrage market timing may also be attempted in funds that hold significant investments in small-cap securities, high-yield (junk) bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices.

The Board of Trustees has adopted and implemented policies and procedures to detect, discourage and prevent excessive short-term trading in all classes of the Funds and does not accommodate such excessive short-term trading. These procedures are described below. In addition, Class VI shares of the Funds, with their associated redemption fees, were established specifically for use with newer variable insurance contracts where state law may prohibit the application of new fees to already existing contracts.

Monitoring of Trading Activity

It is difficult for the Funds to monitor short-term trading because the insurance companies that issue variable insurance contracts that invest in the Funds typically aggregate the trades of all of their respective contract holders into a single purchase, redemption or exchange transaction. Additionally, most insurance companies combine all of their contract holders’ investments into a single omnibus account in each Fund. Therefore, the Funds typically cannot identify, and thus cannot successfully prevent, short-term trading by an individual contract holder within that aggregated trade or ominous account but must rely instead on the insurance company to monitor its individual contract holder trades to identify individual short-term traders.

Subject to the limitations described above, each Fund does, however, monitor significant cash flows into and out of the Fund and, when unusual cash flows are identified, will request that the applicable insurance company investigate the activity, inform the Fund whether or not short-term trading by an individual contract holder is occurring and take steps to prevent future short-term trades by such contract holder.

With respect to the Nationwide variable insurance contracts which offer the Funds, Nationwide monitors redemption and repurchase activity, and as a general matter, Nationwide currently limits the number and frequency of trades as set forth in the Nationwide separate account prospectus. Other insurance companies may employ different policies or provide different levels of cooperation in monitoring trading activity and complying with Fund requests.

Restrictions on Transactions

As described above, each insurance company has its own policies and restrictions on short-term trading. Additionally, the terms and restrictions on short-term trading may vary from one variable insurance contract to another even among those contracts issued by the same insurance company. Therefore, contract holders should consult their own variable insurance contract for the specific short-term trading periods and restrictions.

Whenever a Fund is able to identify short-term trades and or traders, such Fund has broad authority to take discretionary action against market timers and against particular trades and uniformly will apply the short-term trading restrictions to all such trades which that Fund identifies. As described above, however, the Fund typically requires the assistance of the insurance company to identify such short-term trades and traders. In the event the Fund cannot identify and prevent such trades, these may result in increased costs to all Fund shareholders as described below. When identified, a Fund has sole discretion to:

•	restrict purchases or exchanges that it or its agents believe constitute excessive trading and

•	reject purchases or exchanges that violate a Fund’s excessive trading policies or its exchange limits.

Redemption Fees

Because of the potential costs to a Fund from short-term trading, the Funds have adopted redemption fees in an effort to minimize, as fully as possible, the impact short-term trading in Class VI shares may have on the costs that affect all classes of shares and shareholders in the Funds. Accordingly, the Funds will assess a redemption fee uniformly on certain transactions in Class VI shares that a separate account makes on behalf of a variable insurance contract owner unless an exception applies as enumerated below. A separate account that redeems Class VI shares on behalf of a variable insurance contract owner will be subject to a redemption fee equal to 1.00% of the redemption

40

INVESTING WITH NATIONWIDE FUNDS (cont.)

amount if the separate account held the Class VI shares for 60 days or less. For this purpose, if Class VI shares were purchased on separate days, the shares held for the longest time on behalf of the variable insurance contract owner will be treated as having been redeemed first and the Class VI shares held for the shortest time on behalf of the variable insurance contract owner will be treated as having been redeemed last.

The redemption fees are deducted from the proceeds of the redemption of the affected Fund shares. Redemption fees are paid directly to a Fund, and are intended to offset the cost to that Fund and its other contract owners of the excess brokerage commissions and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading in Class VI shares. There is no guarantee that these fees will completely offset the costs associated with short-term trading. In addition, to the extent that short-term trading in the Fund occurs in a variable insurance contract that offers one of the classes of shares without a redemption fee, all contract owners in the Fund may be negatively affected by such short-term trading and its related costs.

This redemption fee will not apply to redemptions made by a separate account on behalf of a variable insurance contract owner that are not defined by a Fund as “short-term trading.” These exceptions include, but are not limited to, the redemptions made by the separate account for the following variable insurance contract owner transactions:

•	scheduled and systematic redemptions, including asset rebalancing and dollar-cost averaging;
•	variable insurance contract withdrawals or loans, including required minimum distributions and
•	redemptions due to the movement of funds at annuitization of a variable insurance contract or resulting from the death of a variable insurance contract owner.

Distribution and Services Plans

Because these fees are paid out of a Fund’s assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of charges.

Distribution Plan

In addition to expenses that may be imposed by variable insurance contracts, the Trust has adopted a Distribution Plan under Rule 12b-1 of the 1940 Act, which permits the Funds to compensate the Distributor for expenses associated with distributing and selling Class II and/or Class VI shares of a Fund and providing shareholder services. Under the Distribution Plan, a Fund pays the Distributor from its Class II or Class VI shares a fee that is accrued daily and paid monthly. The amount of this fee shall not exceed an annual amount of 0.25% of the average daily net assets of a Fund’s Class II or Class VI shares. The Distribution Plan may be terminated at any time as to any share class of a Fund, without payment of any penalty, by a vote of a majority of the outstanding voting securities of that share class.

Administrative Services Plan

In addition to 12b-1 fees, shares of the Funds are also subject to fees pursuant to an Administrative Services Plan adopted by the Trust’s Board of Trustees. These fees are paid by a Fund to insurance companies or their affiliates who provide administrative support services to variable insurance contract holders on behalf of the Funds. Under the Administrative Services Plan, a Fund may pay an insurance company or its affiliates a maximum annual fee of 0.25% for Class II and Class VI shares; however, many insurance companies do not charge the maximum permitted fee or even a portion thereof.

For the year ended December 31, 2009, administrative services fees were 0.15% for Class II shares and Class VI shares of the Investor Destination Funds.

Revenue Sharing

NFA and/or its affiliates (collectively “Nationwide Funds Group” or “NFG”) often make payments for marketing, promotional or related services provided by:

•	insurance companies that offer subaccounts in the Funds as underlying investment options in variable annuity contracts or
•	broker-dealers and other financial intermediaries that sell variable insurance contracts that include such investment options.

These payments are often referred to as “revenue sharing payments.” The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the insurance company, broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a recommended or preferred list, access to an intermediary’s personnel and other factors. Revenue sharing payments are paid from NFG’s own legitimate profits and other of its own resources (not from the Funds) and may be in addition to any Rule 12b-1 payments that are paid. The Board of Trustees will monitor these revenue sharing arrangements as well as the payment of advisory fees paid by the Funds to ensure that the level of such advisory fees do not involve the indirect use of the Funds’ assets to pay for marketing, promotional or related services. Because revenue sharing payments are paid by NFG, and not from the Funds’ assets, the amount of any revenue sharing payments is determined by NFG.

In addition to the revenue sharing payments described above, NFG may offer other incentives to sell variable insurance contract subaccounts in the form of sponsorship of educational or other client seminars relating to current

41

INVESTING WITH NATIONWIDE FUNDS (cont.)

products and issues, assistance in training or educating an intermediary’s personnel, and/or entertainment or meals. These payments may also include, at the direction of a retirement plan’s named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.

The recipients of such incentives may include:

•	the Distributor and other affiliates of NFA;
•	broker-dealers and other financial intermediaries that sell such variable insurance contracts and
•	insurance companies, such as Nationwide, that include shares of the Funds as underlying subaccount options.

Payments may be based on current or past sales of subaccounts investing in shares of the Funds, current or historical assets, or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an insurance company or intermediary or their employees or associated persons to:

•	recommend a particular variable insurance contract or specific subaccounts representing shares of a Fund instead of recommending options offered by competing insurance companies or

•	sell shares of a Fund instead of shares of funds offered by competing fund families.

Notwithstanding the revenue sharing payments described above, NFA and all subadvisers to the Trust are prohibited from considering a broker-dealer’s sale of any of the Trust’s shares, or the inclusion of the Trust’s shares in an insurance contract provided by an insurance affiliate of the broker-dealer, in selecting such broker-dealer for the execution of Fund portfolio transactions, except as may be specifically permitted by law.

Fund portfolio transactions nevertheless may be affected with broker-dealers who coincidentally may have assisted customers in the purchase of variable insurance contracts that feature subaccounts in the Funds’ shares issued by Nationwide Life Insurance Company or Nationwide Life & Annuity Insurance Company, affiliates of NFA, although neither such assistance nor the volume of shares sold of the Trust or any affiliated investment company is a qualifying or disqualifying factor in NFA’s or a subadviser’s selection of such broker-dealer for portfolio transaction execution.

The insurance company that provides your variable insurance contract may also make similar revenue sharing payments to broker-dealers and other financial intermediaries in order to promote the sale of such insurance contracts. Contact your insurance provider and/or financial intermediary for details about revenue sharing payments it may pay or receive.

Additional Information about Fees and Expenses

The fees and expenses in the Fees and Expenses table of each Fund Summary are based on average annual net assets as of the fiscal year ended December 31, 2009, and do not reflect any change in expense ratios resulting from a change in assets under management since December 31, 2009. A decline in a Fund’s average net assets during the current fiscal year, as a result of market volatility or other factors, could cause a Fund’s expense ratio to be higher than the fees and expenses shown. Significant declines in a Fund’s net assets will increase your Fund’s total expense ratio, likely significantly. A Fund with a higher expense ratio means you could pay more if you buy or hold shares of the Fund. Annualized expense ratios for the six-month period ending June 30, 2010 and the fiscal year ending December 31, 2010 will be available in each Fund’s semi-annual report and annual report, respectively, which will be available on www.nationwide.com/mutualfunds.

42

DISTRIBUTIONS AND TAXES

Dividends and Distributions

Each Fund has qualified, or intends to qualify, to be treated as a regulated investment company under the Internal Revenue Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes. Each Fund expects to declare and distribute all of its net investment income, if any, as dividends quarterly in the form of additional shares of the Fund. Each Fund will distribute net realized capital gains, if any, at least annually. A Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The Funds automatically reinvest any capital gains. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gains distribution.

Tax Status

Shares of the Funds must be purchased through separate accounts used to fund variable insurance contracts. As a result, it is anticipated that any income dividends or capital gains distributed by a Fund will be exempt from current taxation by contract holders if left to accumulate within a separate account. Withdrawals from such contracts may be subject to ordinary income tax plus a 10% penalty tax if made before age 59 1/2. Investors should ask their own tax advisors for more information on their tax situation, including possible state or local taxes. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which shares of the Funds are offered.

Please refer to the Statement of Additional Information for more information regarding the tax treatment of the Funds.

This discussion of “Distributions and Taxes” is not intended or written to be used as tax advice. Contract owners should consult their own tax professional about their tax situation.

43

FINANCIAL HIGHLIGHTS:  NVIT INVESTOR DESTINATIONS AGGRESSIVE FUND

The financial highlights tables are intended to help you understand the Fund’s financial performance for the past five years ended December 31 or, if the Fund or a class has not been in operation for five years, for the life of the Fund or class. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). THE TOTAL RETURNS DO NOT INCLUDE CHARGES THAT ARE IMPOSED BY VARIABLE INSURANCE CONTRACTS. IF THESE CHARGES WERE REFLECTED, RETURNS WOULD BE LOWER THAN THOSE SHOWN. Information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Trust’s annual reports, which are available upon request.

Selected Data for Each Share of Capital Outstanding

		Operations			Distributions						Ratios/Supplemental Data
			Net											Ratio of
			Realized										Ratio	Expenses
			and										of Net	(Prior to
	Net Asset		Unrealized									Ratio of	Investment	Reimburse-
	Value,	Net	Gains		Net	Net			Net Asset		Net Assets	Expenses	Income to	ments) to
	Beginning	Investment	(Losses) from	Total from	Investment	Realized	Total	Redemption	Value, End	Total	at End of	to Average	Average	Average Net	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	Fees	of Period	Return	Period	Net Assets	Net Assets	Assets (a)	Turnover (b)
Class II Shares
Year Ended December 31, 2009 (c)	$6.89	0.13	1.71	1.84	(0.08)	(0.42)	(0.50)	—	$8.23	27.21%	$487,859,620	0.57%	1.79%	0.57%	11.13%
Year Ended December 31, 2008	$13.60	0.19	(4.68)	(4.49)	(0.23)	(1.99)	(2.22)	—	$6.89	(36.84)%	$439,636,912	0.57%	1.67%	0.57%	21.38%
Year Ended December 31, 2007	$13.51	0.22	0.59	0.81	(0.27)	(0.45)	(0.72)	—	$13.60	5.96%	$762,322,072	0.56%	1.60%	0.56%	76.72%
Year Ended December 31, 2006	$11.97	0.20	1.78	1.98	(0.26)	(0.18)	(0.44)	—	$13.51	16.87%	$727,598,847	0.57%	1.56%	0.57%	7.82%
Year Ended December 31, 2005	$11.52	0.22	0.68	0.90	(0.22)	(0.23)	(0.45)	—	$11.97	7.93%	$577,843,437	0.56%	2.04%	0.56%	9.12%

Class VI Shares
Year Ended December 31, 2009 (c)	$6.85	0.14	1.70	1.84	(0.08)	(0.42)	(0.50)	—	$8.19	27.37%	$7,516,657	0.57%	1.89%	0.57%	11.13%
Year Ended December 31, 2008	$13.54	0.19	(4.66)	(4.47)	(0.23)	(1.99)	(2.22)	—	$6.85	(36.89)%	$5,683,529	0.57%	1.55%	0.57%	21.38%
Year Ended December 31, 2007	$13.47	0.24	0.57	0.81	(0.29)	(0.45)	(0.74)	—	$13.54	5.97%	$13,867,714	0.55%	1.80%	0.55%	76.72%
Year Ended December 31, 2006	$11.96	0.20	1.77	1.97	(0.28)	(0.18)	(0.46)	—	$13.47	16.92%	$11,389,154	0.56%	1.72%	0.56%	7.82%
Year Ended December 31, 2005	$11.52	0.23	0.68	0.91	(0.24)	(0.23)	(0.47)	—	$11.96	7.95%	$7,302,958	0.51%	3.82%	0.51%	9.12%

Amounts designed as “—” are zero or have been rounded to zero.

(a)	There were no fee reductions during the period.

(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(c)	Per share calculations were performed using average shares method.

44

FINANCIAL HIGHLIGHTS:  NVIT INVESTOR DESTINATIONS MODERATELY AGGRESSIVE FUND

Selected Data for Each Share of Capital Outstanding

		Operations			Distributions					Ratios/Supplemental Data
													Ratio of
			Net Realized									Ratio	Expenses
			and									of Net	(Prior to
	Net Asset		Unrealized								Ratio of	Investment	Reimburse-
	Value,	Net	Gains		Net	Net		Net Asset		Net Assets	Expenses	Income to	ments) to
	Beginning	Investment	(Losses) from	Total from	Investment	Realized	Total	Value, End	Total	at End of	to Average	Average	Average Net	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return	Period	Net Assets	Net Assets	Assets (a)	Turnover (b)
Class II Shares
Year Ended December 31, 2009 (c)	$7.96	0.17	1.74	1.91	(0.11)	(0.37)	(0.48)	$9.39	24.39%	$1,830,377,623	0.56%	2.05%	0.56%	16.72%
Year Ended December 31, 2008	$13.34	0.24	(4.14)	(3.90)	(0.28)	(1.20)	(1.48)	$7.96	(31.39)%	$1,563,154,142	0.54%	2.08%	0.54%	22.71%
Year Ended December 31, 2007	$13.10	0.27	0.54	0.81	(0.31)	(0.26)	(0.57)	$13.34	6.15%	$2,309,022,995	0.58%	2.03%	0.58%	65.97%
Year Ended December 31, 2006	$11.85	0.23	1.45	1.68	(0.27)	(0.16)	(0.43)	$13.10	14.54%	$1,880,751,908	0.57%	1.97%	0.57%	5.40%
Year Ended December 31, 2005	$11.52	0.24	0.57	0.81	(0.24)	(0.24)	(0.48)	$11.85	7.07%	$1,202,098,385	0.57%	2.23%	0.57%	7.53%

Class VI Shares
Year Ended December 31, 2009 (c)	$7.92	0.17	1.72	1.89	(0.11)	(0.37)	(0.48)	$9.33	24.27%	$11,291,062	0.56%	2.03%	0.56%	16.72%
Year Ended December 31, 2008	$13.28	0.22	(4.10)	(3.88)	(0.28)	(1.20)	(1.48)	$7.92	(31.39)%	$10,257,846	0.55%	2.02%	0.55%	22.71%
Year Ended December 31, 2007	$13.06	0.25	0.55	0.80	(0.32)	(0.26)	(0.58)	$13.28	6.16%	$16,432,323	0.55%	2.01%	0.55%	65.97%
Year Ended December 31, 2006	$11.83	0.24	1.44	1.68	(0.29)	(0.16)	(0.45)	$13.06	14.56%	$12,110,517	0.56%	1.99%	0.56%	5.40%
Year Ended December 31, 2005	$11.51	0.25	0.57	0.82	(0.26)	(0.24)	(0.50)	$11.83	7.16%	$7,574,807	0.48%	2.59%	0.48%	7.53%

(a)	There were no fee reductions during the period.

(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(c)	Per share calculations were performed using average shares method.

45

FINANCIAL HIGHLIGHTS:  NVIT INVESTOR DESTINATIONS CAPITAL APPRECIATION FUND

Selected Data for Each Share of Capital Outstanding

		Operations			Distributions					Ratios/Supplemental Data
Ratio of
												Ratio	Expenses
			Net Realized									of Net	(Prior to
	Net Asset		and								Ratio of	Investment	Reimburse-
	Value,	Net	Unrealized		Net	Net		Net Asset		Net Assets	Expenses	Income to	ments) to
	Beginning	Investment	Gains from	Total from	Investment	Realized	Total	Value, End	Total	at End of	to Average	Average	Average Net	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)	Period	Net Assets (b)	Net Assets	Assets (b)(c)	Turnover
Class II Shares
Period Ended December 31, 2009 (d)(e)	$10.00	0.30	2.87	3.17	(0.19)	(0.07)	(0.26)	$12.91	31.81%	$117,422,891	0.60%	3.10%	0.63%	9.87%

(a)	Not annualized for period less than one year.

(b)	Annualized for a period less than one year.

(c)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(d)	Per share calculations were performed using average shares method.

(e)	For the period from March 25, 2009 (commencement of operations) through December 31, 2009.

46

FINANCIAL HIGHLIGHTS:  NVIT INVESTOR DESTINATIONS MODERATE FUND

Selected Data for Each Share of Capital Outstanding

		Operations			Distributions					Ratios/Supplemental Data
													Ratio of
			Net Realized									Ratio	Expenses
			and									of Net	(Prior to
	Net Asset		Unrealized								Ratio of	Investment	Reimburse-
	Value,	Net	Gains		Net	Net		Net Asset		Net Assets	Expenses	Income to	ments) to
	Beginning	Investment	(Losses) from	Total from	Investment	Realized	Total	Value, End	Total	at End of	to Average	Average	Average Net	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return	Period	Net Assets	Net Assets	Assets (a)	Turnover (b)
Class II Shares
Year Ended December 31, 2009 (c)	$8.46	0.20	1.39	1.59	(0.14)	(0.20)	(0.34)	$9.71	19.14%	$2,753,893,536	0.56%	2.26%	0.56%	22.60%	(d)
Year Ended December 31, 2008	$12.44	0.27	(2.98)	(2.71)	(0.31)	(0.96)	(1.27)	$8.46	(23.20)%	$2,215,598,246	0.56%	2.41%	0.56%	19.00%
Year Ended December 31, 2007	$12.28	0.32	0.38	0.70	(0.34)	(0.20)	(0.54)	$12.44	5.66%	$2,982,977,086	0.55%	2.54%	0.55%	75.27%
Year Ended December 31, 2006	$11.40	0.26	1.01	1.27	(0.28)	(0.11)	(0.39)	$12.28	11.35%	$2,503,357,787	0.57%	2.32%	0.57%	5.69%
Year Ended December 31, 2005	$11.26	0.26	0.33	0.59	(0.26)	(0.19)	(0.45)	$11.40	5.34%	$1,596,054,801	0.56%	2.41%	0.56%	4.20%

Class VI Shares
Year Ended December 31, 2009 (c)	$8.41	0.20	1.40	1.60	(0.14)	(0.20)	(0.34)	$9.67	19.37%	$20,742,579	0.56%	2.26%	0.56%	22.60%	(d)
Year Ended December 31, 2008	$12.40	0.26	(2.98)	(2.72)	(0.31)	(0.96)	(1.27)	$8.41	(23.37)%	$17,324,448	0.56%	2.43%	0.56%	19.00%
Year Ended December 31, 2007	$12.25	0.32	0.38	0.70	(0.35)	(0.20)	(0.55)	$12.40	5.70%	$23,169,643	0.55%	2.51%	0.55%	75.27%
Year Ended December 31, 2006	$11.38	0.26	1.02	1.28	(0.30)	(0.11)	(0.41)	$12.25	11.44%	$21,037,825	0.56%	2.30%	0.56%	5.69%
Year Ended December 31, 2005	$11.24	0.27	0.33	0.60	(0.27)	(0.19)	(0.46)	$11.38	5.50%	$15,819,652	0.47%	2.56%	0.47%	4.20%

(a)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(c)	Per share calculations were performed using average shares method.

(d)	Excludes merger activity.

47

FINANCIAL HIGHLIGHTS:  NVIT INVESTOR DESTINATIONS BALANCED FUND

Selected Data for Each Share of Capital Outstanding

		Operations			Distributions					Ratios/Supplemental Data
Ratio of
			Net									Ratio	Expenses
			Realized									of Net	(Prior to
	Net Asset		and								Ratio of	Investment	Reimburse-
	Value,	Net	Unrealized		Net	Net		Net Asset		Net Assets	Expenses	Income to	ments) to
	Beginning	Investment	Gains from	Total from	Investment	Realized	Total	Value, End	Total	at End of	to Average	Average Net	Average Net	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)	Period	Net Assets (b)	Assets (b)	Assets (b)(c)	Turnover
Class II Shares
Period Ended December 31, 2009 (d)(e)	$10.00	0.27	2.04	2.31	(0.19)	(0.09)	(0.28)	$12.03	23.15%	$61,551,626	0.66%	2.94%	0.75%	14.53%

(a)	Not annualized for periods less than one year.

(b)	Annualized for periods less than one year.

(c)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(d)	Per share calculations were performed using average shares method.

(e)	For the period from March 25, 2009 (commencement of operations) through December 31, 2009.

48

FINANCIAL HIGHLIGHTS:  NVIT INVESTOR DESTINATIONS MODERATELY CONSERVATIVE FUND

Selected Data for Each Share of Capital Outstanding

		Operations			Distributions					Ratios/Supplemental Data
			Net										Ratio of
			Realized									Ratio	Expenses
			and									of Net	(Prior to
	Net Asset		Unrealized								Ratio of	Investment	Reimburse-
	Value,	Net	Gains		Net	Net		Net Asset		Net Assets	Expenses	Income	ments) to
	Beginning	Investment	(Losses) from	Total from	Investment	Realized	Total	Value, End	Total	at End of	to Average	to Average	Average Net	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return	Period	Net Assets	Net Assets	Assets (a)	Turnover (b)
Class II Shares
Year Ended December 31, 2009 (c)	$8.85	0.22	1.05	1.27	(0.16)	(0.15)	(0.31)	$9.81	14.56%	$763,511,410	0.57%	2.43%	0.57%	26.10%
Year Ended December 31, 2008	$11.35	0.28	(1.91)	(1.63)	(0.33)	(0.54)	(0.87)	$8.85	(15.04)%	$670,732,957	0.57%	2.73%	0.57%	23.62%
Year Ended December 31, 2007	$11.35	0.34	0.31	0.65	(0.35)	(0.30)	(0.65)	$11.35	5.86%	$810,970,658	0.55%	3.07%	0.55%	80.89%
Year Ended December 31, 2006	$10.91	0.30	0.60	0.90	(0.31)	(0.15)	(0.46)	$11.35	8.42%	$633,781,962	0.57%	2.69%	0.57%	17.68%
Year Ended December 31, 2005	$10.91	0.28	0.20	0.48	(0.28)	(0.20)	(0.48)	$10.91	4.49%	$525,426,114	0.56%	2.66%	0.56%	11.32%

Class VI Shares
Year Ended December 31, 2009 (c)	$8.81	0.24	1.03	1.27	(0.16)	(0.15)	(0.31)	$9.77	14.63%	$9,860,925	0.57%	2.61%	0.57%	26.10%
Year Ended December 31, 2008	$11.30	0.29	(1.91)	(1.62)	(0.33)	(0.54)	(0.87)	$8.81	(15.03)%	$6,699,227	0.54%	2.64%	0.54%	23.62%
Year Ended December 31, 2007	$11.32	0.35	0.30	0.65	(0.37)	(0.30)	(0.67)	$11.30	5.82%	$10,911,522	0.56%	3.34%	0.56%	80.89%
Year Ended December 31, 2006	$10.90	0.30	0.59	0.89	(0.32)	(0.15)	(0.47)	$11.32	8.39%	$3,631,908	0.57%	2.65%	0.57%	17.68%
Year Ended December 31, 2005	$10.90	0.30	0.20	0.50	(0.30)	(0.20)	(0.50)	$10.90	4.65%	$4,264,903	0.48%	2.65%	0.48%	11.32%

(a)	There were no fee reductions during the period.

(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(c)	Per share calculations were performed using average shares method.

49

FINANCIAL HIGHLIGHTS:  NVIT INVESTOR DESTINATIONS CONSERVATIVE FUND

Selected Data for Each Share of Capital Outstanding

		Operations			Distributions					Ratios/Supplemental Data
			Net										Ratio of
			Realized									Ratio	Expenses
			and									of Net	(Prior to
	Net Asset		Unrealized								Ratio of	Investment	Reimburse-
	Value,	Net	Gains		Net	Net		Net Asset		Net Assets	Expenses	Income to	ments) to
	Beginning	Investment	(Losses) from	Total from	Investment	Realized	Total	Value, End	Total	at End of	to Average	Average Net	Average Net	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return	Period	Net Assets	Assets	Assets (a)	Turnover (b)
Class II Shares
Year Ended December 31, 2009 (c)	$9.27	0.24	0.59	0.83	(0.18)	(0.05)	(0.23)	$9.87	9.08%	$389,117,123	0.57%	2.55%	0.57%	42.55%
Year Ended December 31, 2008	$10.40	0.30	(0.91)	(0.61)	(0.34)	(0.18)	(0.52)	$9.27	(6.02%)	$338,713,566	0.56%	3.04%	0.56%	24.69%
Year Ended December 31, 2007	$10.46	0.37	0.19	0.56	(0.37)	(0.25)	(0.62)	$10.40	5.38%	$309,288,876	0.57%	3.52%	0.57%	101.35%
Year Ended December 31, 2006	$10.27	0.32	0.29	0.61	(0.32)	(0.10)	(0.42)	$10.46	6.16%	$304,610,311	0.57%	3.10%	0.57%	45.93%
Year Ended December 31, 2005	$10.45	0.29	0.05	0.34	(0.29)	(0.23)	(0.52)	$10.27	3.31%	$280,331,414	0.57%	2.79%	0.57%	30.49%

Class VI Shares
Year Ended December 31, 2009 (c)	$9.22	0.25	0.59	0.84	(0.18)	(0.05)	(0.23)	$9.83	9.25%	$11,866,947	0.57%	2.64%	0.57%	42.55%
Year Ended December 31, 2008	$10.36	0.32	(0.94)	(0.62)	(0.34)	(0.18)	(0.52)	$9.22	(6.17%)	$7,583,478	0.55%	3.14%	0.55%	24.69%
Year Ended December 31, 2007	$10.43	0.37	0.19	0.56	(0.38)	(0.25)	(0.63)	$10.36	5.43%	$5,409,132	0.56%	3.58%	0.56%	101.35%
Year Ended December 31, 2006	$10.26	0.31	0.29	0.60	(0.33)	(0.10)	(0.43)	$10.43	6.13%	$5,941,683	0.57%	3.13%	0.57%	45.93%
Year Ended December 31, 2005	$10.45	0.31	0.04	0.35	(0.31)	(0.23)	(0.54)	$10.26	3.39%	$4,644,547	0.47%	2.95%	0.47%	30.49%

(a)	There were no fee reductions during the period.

(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(c)	Per share calculations were performed using average shares method.

50

APPENDIX

Additional Information About the Underlying Funds

U.S. Stocks – Large Cap

NVIT S&P 500 INDEX FUND employs a “passive” management, or indexing, approach, designed to match approximately the performance of the S&P 500 Index before the deduction of Fund expenses. The S&P 500 Index includes approximately 500 stocks of large U.S. companies in a wide range of businesses. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies included in, or other financial instruments that are correlated with, the S&P 500 Index, such as derivatives linked to that index.

The Investor Destinations Funds may also invest in other large-cap index funds that seek to match the performance of the S&P 500® Index.

U.S. Stocks – Mid Cap

NVIT MID CAP INDEX FUND employs a “passive” management, or indexing, approach, designed to match approximately the performance of the S&P MidCap 400 Index before the deduction of Fund expenses. The S&P MidCap 400 Index includes approximately 400 stocks of medium-sized U.S. companies in a wide range of businesses. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies included in, or other financial instruments that are correlated with, the S&P MidCap 400 Index, such as derivatives linked to that index.

The Investor Destinations Funds may also invest in other mid-cap index funds that seek to match the performance of the S&P MidCap 400® Index.

U.S. Stocks – Small Cap

NVIT SMALL CAP INDEX FUND employs a “passive” management, or indexing, approach, designed to match approximately the performance of the Russell 2000 Index before the deduction of Fund expenses. The Russell 2000 Index is composed of approximately 2,000 common stocks of smaller U.S. companies in a wide range of businesses. Under normal circumstances, the Fund invests at least 80% of its net assets in a statistically selected sampling of equity securities of companies included in the Russell 2000 Index and in derivatives linked to that index.

The Investor Destinations Funds may also invest in other small-cap index funds that seek to match the performance of the Russell 2000® Index.

International Stocks

NVIT INTERNATIONAL INDEX FUND and NATIONWIDE INTERNATIONAL INDEX FUND each employs a “passive” management, or indexing, approach, designed to match approximately the performance of the MSCI EAFE Index before the deduction of Fund expenses. The MSCI EAFE Index includes common stocks of larger companies located in Europe, Australia and Asia (including the Far East). Under normal circumstances, the Fund invests at least 80% of its net assets in a statistically selected sampling of equity securities of companies included in the MSCI EAFE Index and in derivative instruments linked to the MSCI EAFE Index, primarily futures contracts.

The Investor Destinations Funds may also invest in other international index funds that seek to match the performance of the MSCI EAFE Index.

Bonds

NVIT BOND INDEX FUND employs a “passive” management, or indexing, approach, designed to match approximately the performance of the Barclays Capital U.S. Aggregate Bond Index (“Aggregate Bond Index”) before the deduction of Fund expenses. The Aggregate Bond Index represents a wide spectrum of public, investment-grade, fixed-income securities in the United States, including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed securities. Under normal circumstances, the Fund invests at least 80% of its net assets in a statistically selected sampling of bonds and other fixed income securities that are included in or correlated with the Aggregate Bond Index, as well as derivatives linked to that index.

Short-Term Bonds

THE NATIONWIDE CONTRACT is not a mutual fund but is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company (Nationwide). This contract has a stable principal value and pays a fixed rate of interest to each Fund that holds a contract. The fixed interest rate must be at least 3.50% per year, but may be higher. Nationwide calculates the interest rate in the same way it calculates guaranteed interest rates for similar contracts. The rate paid by the Nationwide Contract is guaranteed for a given period regardless of the current market conditions. The principal amount is also guaranteed. The Funds’ portfolio management team believes the stable nature of the Nationwide Contract should reduce a Fund’s volatility and overall risk, especially when stock and bond markets decline simultaneously. However, under certain market conditions a Fund’s investment in the Nationwide contract could hamper its performance.

NVIT ENHANCED INCOME FUND seeks to provide a high level of current income while preserving capital and

51

APPENDIX (cont.)

minimizing the effect of market fluctuations in share value. Under normal market conditions, the Fund invests primarily in high-grade corporate bonds (rated AA or higher), U.S. government securities, mortgage-backed securities and asset-backed securities. The Fund is managed so that its duration will be between 6 months and one year, and will not exceed two years. The Fund may also enter into certain derivatives contracts, such as futures or options solely for the purpose of adjusting the Fund’s duration or to minimize fluctuation of the Fund’s share value.

Money Market Instruments

NVIT MONEY MARKET FUND seeks as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity. The Fund invests in high quality money market obligations maturing in 397 days or less. All money market obligations must be denominated in U.S. dollars and be rated in one of the two highest short-term ratings categories by a nationally recognized statistical rating organization or, if unrated, be of comparable quality. The Fund may invest in floating- and variable-rate obligations and may enter into repurchase agreements. The Fund will maintain a dollar-weighted average maturity of no more than 60 days, and a weighted average life of no more than 120 days.

The Funds may also invest in other funds that invest primarily in short-term fixed income investments, including money market instruments.

The SAI contains more information on the Fund’s investments and strategies and can be requested using the telephone number on the back of this prospectus.

52

THIS PAGE INTENTIONALLY LEFT BLANK

Information from Nationwide Funds

Please read this Prospectus before you invest, and keep it with your records. This Prospectus is intended for use in connection with variable insurance contracts. The following documents – which may be obtained free of charge – contain additional information about the Funds:

•	Statement of Additional Information (incorporated by reference into this Prospectus)

•	Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year)

•	Semiannual Reports

To obtain a document free of charge, to request other information about the Funds, or to make inquiries to the Funds call 800-848-6331, visit www.nationwide.com/mutualfunds or contact your variable insurance provider.

Information from the Securities and Exchange Commission (“SEC”)

You can obtain copies of Fund documents from the SEC (the SEC charges a fee to copy any documents except when accessing Fund documents directly on the SEC’s EDGAR database):

•	on the SEC’s EDGAR database via the Internet at www.sec.gov

•	by electronic request to publicinfo@sec.gov

•	in person at the SEC’s Public Reference Room in Washington, D.C. (call 202-551-8090 for their hours of operation)

•	by mail by sending your request to Securities and Exchange Commission Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102.

Nationwide Funds Group
1000 Continental Drive, Suite 400
King of Prussia, PA 19406

The Trust’s Investment Company Act File No.: 811-3213

Nationwide, Nationwide Financial, the Nationwide framemark, Nationwide Funds,
Nationwide Funds Group and On Your Side are service marks of
Nationwide Mutual Insurance Company.

NPR-ID (5/10)	© 2010 Nationwide Funds Group. All rights reserved.

STATEMENT OF ADDITIONAL INFORMATION
May 1, 2010
NATIONWIDE VARIABLE INSURANCE TRUST

AllianceBernstein NVIT Global Fixed Income Fund	NVIT Multi-Manager International Growth Fund
Class I, Class II, Class III, Class VI, Class Y	Class I, Class II, Class III, Class VI, Class Y
American Century NVIT Multi Cap Value Fund	NVIT Multi-Manager International Value Fund
Class I, Class II, Class Y	Class I, Class II, Class III, Class IV, Class VI, Class Y
Federated NVIT High Income Bond Fund	NVIT Multi-Manager Large Cap Growth Fund
Class I, Class III	Class I, Class II, Class Y
Gartmore NVIT International Equity Fund	NVIT Multi-Manager Large Cap Value Fund
Class I, Class II, Class III, Class VI, Class Y	Class I, Class II, Class Y
Gartmore NVIT Worldwide Leaders Fund	NVIT Multi-Manager Mid Cap Growth Fund
Class I, Class II, Class III, Class VI	Class I, Class II, Class Y
Neuberger Berman NVIT Multi Cap Opportunities Fund	NVIT Multi-Manager Mid Cap Value Fund
Class I, Class II	Class I, Class II, Class Y
Neuberger Berman NVIT Socially Responsible Fund	NVIT Multi-Manager Small Cap Growth Fund
Class I, Class II, Class Y	Class I, Class II, Class III, Class Y
NVIT Bond Index Fund	NVIT Multi-Manager Small Cap Value Fund
Class II, Class Y	Class I, Class II, Class III, Class IV, Class Y
NVIT Core Bond Fund	NVIT Multi-Manager Small Company Fund
Class I, Class II, Class Y	Class I, Class II, Class III, Class IV, Class Y
NVIT Core Plus Bond Fund	NVIT Multi Sector Bond Fund
Class I, Class II, Class Y	Class I, Class III
NVIT Developing Markets Fund (formerly Gartmore NVIT Developing Markets Fund)	NVIT Nationwide Fund
Class I, Class II	Class I, Class II, Class III, Class IV, Class Y
NVIT Emerging Markets Fund (formerly Gartmore NVIT Emerging Market Fund)	NVIT Real Estate Fund (formerly Van Kampen NVIT Real Estate Fund)
Class I, Class II, Class III, Class VI, Class Y	Class I, Class II, Class Y
NVIT Enhanced Income Fund	NVIT S&P 500 Index Fund
Class II, Class Y	Class I, Class II, Class IV, Class Y
NVIT Government Bond Fund	NVIT Short Term Bond Fund
Class I, Class II, Class III, Class IV	Class I, Class II, Class Y
NVIT Growth Fund	NVIT Small Cap Index Fund
Class I, Class IV	Class II, Class Y
NVIT International Index Fund	Oppenheimer NVIT Large Cap Growth Fund
Class II, Class VI, Class VIII, Class Y	Class I, Class II, Class Y
NVIT Mid Cap Index Fund	Templeton NVIT International Value Fund
Class I, Class II, Class III, Class Y	Class I, Class II, Class III, Class VI, Class Y
NVIT Money Market Fund	Van Kampen NVIT Comstock Value Fund
Class I, Class II, Class IV, Class V, Class Y	Class I, Class II, Class IV, Class Y
          Terms not defined in this Statement of Additional Information (“SAI”) have the meanings assigned to them in the Prospectuses. The Prospectuses may be obtained from Nationwide Funds, P.O. Box 5354, Cincinnati, Ohio 45201-5354, or by calling toll free 1-800-848-6331.
          Nationwide Variable Insurance Trust (the “Trust”), a Delaware statutory trust, is a registered open-end, management investment company currently consisting of 55 series as of the date above. This SAI relates only to the series of the Trust which are listed above (each, a “Fund” and collectively, the “Funds”).

          This SAI is not a prospectus but is incorporated by reference into the following Prospectuses. It contains information in addition to and more detailed than that set forth in the Prospectuses for the Funds and should be read in conjunction with the following Prospectuses:

•	NVIT Multi-Manager International Growth Fund, NVIT Multi-Manager International Value Fund, NVIT Multi-Manager Large Cap Growth Fund, NVIT Multi-Manager Large Cap Value Fund, NVIT Multi-Manager Mid Cap Growth Fund, NVIT Multi-Manager Mid Cap Value Fund, NVIT Multi-Manager Small Cap Growth Fund, NVIT Multi-Manager Small Cap Value Fund and NVIT Multi-Manager Small Company Fund dated May 1, 2010;

•	NVIT Bond Index Fund, NVIT International Index Fund, NVIT Mid Cap Index Fund, NVIT S&P 500 Index Fund and NVIT Small Cap Index Fund dated May 1, 2010;

•	American Century NVIT Multi Cap Value Fund, Gartmore NVIT International Equity Fund, Gartmore NVIT Worldwide Leaders Fund, Neuberger Berman NVIT Multi Cap Opportunities Fund, Neuberger Berman NVIT Socially Responsible Fund, NVIT Developing Markets Fund, NVIT Emerging Markets Fund, NVIT Growth Fund, NVIT Nationwide Fund, NVIT Real Estate Fund , Oppenheimer NVIT Large Cap Growth Fund, Templeton NVIT International Value Fund and Van Kampen NVIT Comstock Value Fund dated May 1, 2010; and

•	AllianceBernstein NVIT Global Fixed Income Fund, Federated NVIT High Income Bond Fund, NVIT Core Bond Fund, NVIT Core Plus Bond Fund, NVIT Enhanced Income Fund, NVIT Government Bond Fund, NVIT Money Market Fund, NVIT Multi Sector Bond Fund and NVIT Short Term Bond Fund dated May 1, 2010.

THE TRUST’S INVESTMENT COMPANY ACT FILE NO.: 811-03213

ii

iii

GENERAL INFORMATION AND HISTORY
          Nationwide Variable Insurance Trust is an open-end management investment company organized under the laws of Delaware by an Amended and Restated Agreement and Declaration of Trust, dated October 28, 2004, as amended and restated on June 17, 2009. The Trust currently offers shares in 55 separate series, each with its own investment objective.
          The following Funds are diversified funds as defined in the Investment Company Act of 1940, as amended (the “1940 Act”):
AllianceBernstein NVIT Global Fixed Income Fund,
American Century NVIT Multi Cap Value Fund,
Federated NVIT High Income Bond Fund,
Gartmore NVIT International Equity Fund,
Neuberger Berman NVIT Multi Cap Opportunities Fund,
Neuberger Berman NVIT Socially Responsible Fund,
NVIT Bond Index Fund,
NVIT Core Bond Fund,
NVIT Core Plus Bond Fund,
NVIT Developing Markets Fund,
NVIT Emerging Markets Fund,
NVIT Enhanced Income Fund,
NVIT Government Bond Fund,
NVIT Growth Fund,
NVIT International Index Fund,
NVIT Mid Cap Index Fund,
NVIT Money Market Fund,
NVIT Multi-Manager International Growth Fund,
NVIT Multi-Manager International Value Fund,
NVIT Multi-Manager Large Cap Growth Fund,
NVIT Multi-Manager Large Cap Value Fund,
NVIT Multi-Manager Mid Cap Growth Fund,
NVIT Multi-Manager Mid Cap Value Fund,
NVIT Multi-Manager Small Cap Growth Fund,
NVIT Multi-Manager Small Cap Value Fund,
NVIT Multi-Manager Small Company Fund,
NVIT Multi Sector Bond Fund,
NVIT Nationwide Fund,
NVIT S&P 500 Index Fund,
NVIT Short Term Bond Fund,
NVIT Small Cap Index Fund,
Oppenheimer NVIT Large Cap Growth Fund
Templeton NVIT International Value Fund, and
Van Kampen NVIT Comstock Value Fund.
          The following Funds are not diversified funds as defined in the 1940 Act:
Gartmore NVIT Worldwide Leaders Fund,
NVIT Real Estate Fund.

ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS, STRATEGIES AND
INVESTMENT POLICIES
          The Funds invest in a variety of securities and employ a number of investment techniques, which involve certain risks. The Prospectuses discuss each Fund’s principal investment strategies, investment techniques and risks. Therefore, you should carefully review a Fund’s Prospectus. This SAI contains information about non-principal investment strategies the Funds may use, as well as further information about certain principal strategies that are discussed in the Prospectuses.
          For purposes of this SAI, each of the following Funds (either singly or collectively) is referred to as the “Equity Funds”:

American Century NVIT Multi Cap Value Fund	NVIT Multi-Manager Large Cap Value Fund
Gartmore NVIT International Equity Fund	NVIT Multi-Manager Mid Cap Growth Fund
Gartmore NVIT Worldwide Leaders Fund	NVIT Multi-Manager Mid Cap Value Fund
Neuberger Berman NVIT Multi Cap Opportunities Fund	NVIT Multi-Manager Small Cap Growth Fund
Neuberger Berman NVIT Socially Responsible Fund	NVIT Multi-Manager Small Cap Value Fund
NVIT Developing Markets Fund	NVIT Multi-Manager Small Company Fund
NVIT Emerging Markets Fund	NVIT Nationwide Fund
NVIT Growth Fund	NVIT Real Estate Fund
NVIT International Index Fund	NVIT S&P 500 Index Fund
NVIT Mid Cap Index Fund	NVIT Small Cap Index Fund
NVIT Multi-Manager International Growth Fund	Oppenheimer NVIT Large Cap Growth Fund
NVIT Multi-Manager International Value Fund	Templeton NVIT International Value Fund
NVIT Multi-Manager Large Cap Growth Fund	Van Kampen NVIT Comstock Value Fund
          For purposes of this SAI, each of the following Funds (either singly or collectively) is referred to as the “Fixed-Income Funds”:

AllianceBernstein NVIT Global Fixed Income Fund	NVIT Enhanced Income Fund
Federated NVIT High Income Bond Fund	NVIT Government Bond Fund
NVIT Bond Index Fund	NVIT Money Market Fund
NVIT Core Bond Fund	NVIT Multi Sector Bond Fund
NVIT Core Plus Bond Fund	NVIT Short Term Bond Fund
          For purposes of this SAI, each of the following Funds (either singly or collectively) is referred to as the “Index Funds":

NVIT Bond Index Fund	NVIT S&P 500 Index Fund
NVIT International Index Fund	NVIT Small Cap Index Fund
NVIT Mid Cap Index Fund
THE EQUITY FUNDS
Initial Public Offerings
          Each of the Equity Funds may participate in initial public offerings (“IPOs”). Securities issued in initial public offerings have no trading history, and information about the companies may be available for very limited periods. The volume of initial public offerings and the levels at which the newly issued stocks trade in the secondary market are affected by the performance of the stock market overall. If initial public offerings are brought to the market, availability may be limited and a Fund may not be able to buy any shares at the offering price, or if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like. In addition, the prices of securities involved in initial public offerings are often subject to greater and more unpredictable price changes than more established stocks.
Preferred Stocks and Convertible Securities
          Each of the Equity Funds may invest in preferred stocks and other forms of convertible securities.
          Preferred stocks, like many debt obligations, are generally fixed-income securities. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer’s board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on the preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to common shareholders of common stock receiving any dividends. Because preferred stock dividends must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. Preferred stocks are generally subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.
          Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities have general characteristics similar to both debt obligations and equity securities. The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, the credit standing of the issuer and other factors. The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. The conversion value of a convertible security is determined by the market price of the underlying common stock. The market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock and therefore will react to variations in the general market for equity securities. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.
          A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases. Most convertible securities currently are issued by U.S. companies, although a substantial Eurodollar convertible securities market has developed, and the markets for convertible securities denominated in local currencies are increasing.

          A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by a Fund is called for redemption, a Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock, or sell it to a third party.
          Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, generally enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, some convertible securities typically are rated below investment grade or are not rated, depending on the general creditworthiness of the issuer.
          Certain Funds may invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stocks (“PERCS”), which provide an investor, such as a Fund, with the opportunity to earn higher dividend income than is available on a company’s common stock. PERCS are preferred stocks that generally feature a mandatory conversion date, as well as a capital appreciation limit, which is usually expressed in terms of a stated price. Most PERCS expire three years from the date of issue, at which time they are convertible into common stock of the issuer. PERCS are generally not convertible into cash at maturity. Under a typical arrangement, after three years PERCS convert into one share of the issuer’s common stock if the issuer’s common stock is trading at a price below that set by the capital appreciation limit, and into less than one full share if the issuer’s common stock is trading at a price above that set by the capital appreciation limit. The amount of that fractional share of common stock is determined by dividing the price set by the capital appreciation limit by the market price of the issuer’s common stock. PERCS can be called at any time prior to maturity, and hence do not provide call protection. If called early, however, the issuer must pay a call premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date.
          A Fund may also invest in other classes of enhanced convertible securities. These include but are not limited to ACES (Automatically Convertible Equity Securities), PEPS (Participating Equity Preferred Stock), PRIDES (Preferred Redeemable Increased Dividend Equity Securities), SAILS (Stock Appreciation Income Linked Securities), TECONS (Term Convertible Notes), QICS (Quarterly Income Cumulative Securities), and DECS (Dividend Enhanced Convertible Securities). ACES, PEPS, PRIDES, SAILS, TECONS, QICS, and DECS all have the following features: they are issued by the company, the common stock of which will be received in the event the convertible preferred stock is converted; unlike PERCS they do not have a capital appreciation limit; they seek to provide the investor with high current income with some prospect of future capital appreciation; they are typically issued with three or four-year maturities; they typically have some built-in call protection for the first two to three years; and, upon maturity, they will convert into either cash or a specified number of shares of common stock.
          Similarly, there may be enhanced convertible debt obligations issued by the operating company, whose common stock is to be acquired in the event the security is converted, or by a different issuer, such as an investment bank. These securities may be identified by names such as ELKS (Equity Linked Securities) or similar names. Typically they share most of the salient characteristics of an enhanced convertible preferred stock but will be ranked as senior or subordinated debt in the issuer’s corporate structure according to the terms of the debt indenture. There may be additional types of convertible securities not specifically referred to herein, which may be similar to those described above in which a Fund may invest, consistent with its goals and policies.
          An investment in an enhanced convertible security or any other security may involve additional risks to the Fund. A Fund may have difficulty disposing of such securities because there may be a thin trading market for a particular security at any given time. Reduced liquidity may have an adverse impact on market price and a Fund’s ability to dispose of particular securities, when necessary, to meet the Fund’s liquidity needs or in response to a specific economic event, such as the deterioration in the credit worthiness of an issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for the Fund to obtain market quotations based on actual trades for purposes of valuing the fund’s portfolio. A Fund, however, intends to acquire liquid securities, though there can be no assurances that it will always be able to do so.
          Certain Funds may also invest in zero coupon convertible securities. Zero coupon convertible securities are debt securities which are issued at a discount to their face amount and do not entitle the holder to any periodic payments of interest prior to maturity. Rather, interest earned on zero coupon convertible securities accretes at a stated yield until the security reaches its face amount at maturity. Zero coupon convertible securities are convertible into a specific number of shares of the issuer’s common stock. In addition, zero coupon convertible securities usually have put features that provide the holder with the opportunity to sell the securities back to the issuer at a stated price before maturity. Generally, the prices of zero coupon convertible securities may be more sensitive to market interest rate fluctuations than conventional convertible securities. For more information about zero coupon securities generally, see “Zero Coupon Securities, Step-Coupon Securities, Pay-In-Kind Bonds (“PIK Bonds”) and Deferred Payment Securities” below on page 23.
Publicly Traded Limited Partnerships and Limited Liability Companies
          Entities such as limited partnerships, limited liability companies, business trusts and companies organized outside the United States may issue securities comparable to common or preferred stock. Each of the Equity Funds may invest in interests in limited liability companies, as well as publicly traded limited partnerships (limited partnership interests or units), which represent equity interests in the assets and earnings of the company’s or partnership’s trade or business. Unlike common stock in a corporation, limited partnership interests have limited or no voting rights. However, many of the risks of investing in common stocks are still applicable to investments in limited partnership interests. In addition, limited partnership interests are subject to risks not present in common stock. For example, interest income generated from limited partnerships deemed not to be ‘publicly traded’ will not be considered ‘qualifying income’ under the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”) and may trigger adverse tax consequences. Also, since publicly traded limited partnerships and limited liability companies are a less common form of organizational structure than corporations, their units may be less liquid than publicly traded common stock. Also, because of the difference in organizational structure, the fair value of limited liability company or limited partnership units in a Fund’s portfolio may be based either upon the current market price of such units, or if there is no current market price, upon the pro rata value of the underlying assets of the company or partnership. Limited partnership units also have the risk that the limited partnership might, under certain circumstances, be treated as a general partnership giving rise to broader liability exposure to the limited partners for activities of the partnership. Further, the general partners of a limited partnership may be able to significantly change the business or asset structure of a limited partnership without the limited partners having any ability to disapprove any such changes. In certain limited partnerships, limited partners may also be required to return distributions previously made in the event that excess distributions have been made by the partnership, or in the event that the general partners, or their affiliates, are entitled to indemnification.
Real Estate Investment Trusts
          Although no Fund will invest in real estate directly, the Equity Funds may invest in securities of real estate investment trusts (“REITs”) and other real estate industry companies or companies with substantial real estate investments and, as a result, such Fund may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

          REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the investment strategies of equity REITs and mortgage REITs. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code. The Funds pay the fees and expenses of the REITs, which, ultimately, are paid by a Fund’s shareholders.
Small Company and Emerging Growth Stocks
          The Equity Funds may invest in small company and emerging growth stocks. Investing in securities of small-sized, including micro-capitalization companies and emerging growth companies, may involve greater risks than investing in the stocks of larger, more established companies, including possible risk of loss. Also, because these securities may have limited marketability, their prices may be more volatile than securities of larger, more established companies or the market averages in general. Because small-sized and emerging growth companies normally have fewer shares outstanding than larger companies, it may be more difficult for a Fund to buy or sell significant numbers of such shares without an unfavorable impact on prevailing prices. Small-sized and emerging growth companies may have limited product lines, markets or financial resources and may lack management depth. In addition, small-sized and emerging growth companies are typically subject to wider variations in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning small-sized and emerging growth companies than for larger, more established ones.
Special Situation Companies
          Each of the Equity Funds may invest in “special situation companies,” which include those involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, would improve the value of the company’s stock. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a “special situation company” may decline significantly. Therefore, an investment in a Fund that invests a significant portion of its assets in these securities may involve a greater degree of risk than an investment in other mutual funds that seek long-term growth of capital by investing in better-known, larger companies. The subadviser of such a Fund believes, however, that if it analyzes “special situation companies” carefully and invests in the securities of these companies at the appropriate time, a Fund may achieve capital growth. There can be no assurance however, that a special situation that exists at the time a Fund makes its investment will be consummated under the terms and within the time period contemplated, if it is consummated at all.
U.S. Treasury Securities
          Each of the Equity Funds may invest in U.S. Treasury securities, which are discussed below in “U.S. Government Securities and U.S. Government Agency Securities” on page 20 of this SAI.
Warrants
          Each of the Equity Funds may invest in warrants. Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance), on a specified date, during a specified period, or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants acquired by a Fund in units or attached to securities are not subject to these restrictions. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.
THE FIXED-INCOME FUNDS
Bank and Corporate Loans
          With the exception of the NVIT Money Market Fund, each of the Fixed-Income Funds may invest in bank and corporate loans. Commercial banks and other financial institutions or institutional investors make bank or corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on bank or corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (LIBOR) or the prime rates of U.S. banks. As a result, the value of bank and corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. However, because the trading market for certain bank and corporate loans may be less developed than the secondary market for bonds and notes, a Fund may experience difficulties in selling its bank or corporate loans. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a syndicate. The syndicate’s agent arranges the bank or corporate loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, a Fund may not recover its investment or recovery may be delayed. By investing in a corporate or bank loan, a Fund may become a member of the syndicate.
The bank and corporate loans in which a Fund invests are subject to the risk of loss of principal and income. Although borrowers frequently provide collateral to secure repayment of these obligations, they do not always do so. If they do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit a Fund’s rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a bank or corporate loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay.
Brady Bonds
          Except for the NVIT Money Market Fund, each of the Fixed-Income Funds may invest in Brady Bonds. Brady Bonds are debt securities, generally denominated in U.S. dollars, issued under the framework of the Brady Plan. The Brady Plan is an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Bank for Reconstruction and Development (the “World Bank”) and the International Monetary Fund (the “IMF”). The Brady Plan framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds known as “Brady Bonds.” Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements that enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements with the World Bank and/or the IMF, debtor nations have been required to agree to the implementation of certain domestic monetary and fiscal reforms. Such reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs seek to promote the debtor country’s economic growth and development. Investors should also recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors. A Fund’s subadviser may believe that economic reforms undertaken by countries in connection with the issuance of Brady Bonds may make the debt of countries which have issued or have announced plans to issue Brady Bonds an attractive opportunity for investment. However, there can be no assurance that the subadviser’s expectations with respect to Brady Bonds will be realized.
          Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, the applicable Funds will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase. Certain sovereign bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due date at maturity (typically 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds. The U.S. Treasury bonds purchased as collateral for such Brady Bonds are financed by the IMF, the World Bank and the debtor nations’ reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. However, in light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are considered speculative. A Fund may purchase Brady Bonds with no or limited collateralization, and, for payment of interest and (except in the case of principal collateralized Brady Bonds) principal, will be relying primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds.
Debt Obligations
          Debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on its obligations when due (“credit risk”) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity. Lower-rated securities are more likely to react to developments affecting these risks than are more highly rated securities, which react primarily to movements in the general level of interest rates. Although the fluctuation in the price of debt securities is normally less than that of common stocks, in the past there have been extended periods of cyclical increases in interest rates that have caused significant declines in the price of debt securities in general and have caused the effective maturity of securities with prepayment features to be extended, thus effectively converting short or intermediate securities (which tend to be less volatile in price) into long term securities (which tend to be more volatile in price). In addition, a corporate event such as a restructuring, merger, leveraged buyout, takeover, or similar action may cause a decline in market value of its securities or credit quality of the company’s bonds due to factors including an unfavorable market response or a resulting increase in the company’s debt. Added debt may significantly reduce the credit quality and market value of a company’s bonds, and may thereby affect the value of its equity securities as well.
          Duration. Duration is a measure of the average life of a fixed-income security that was developed as a more precise alternative to the concepts of “term to maturity” or “average dollar weighted maturity” as measures of “volatility” or “risk” associated with changes in interest rates. Duration incorporates a security’s yield, coupon interest payments, final maturity and call features into one measure.
          Most debt obligations provide interest (“coupon”) payments in addition to final (“par”) payment at maturity. Some obligations also have call provisions. Depending on the relative magnitude of these payments and the nature of the call provisions, the market values of debt obligations may respond differently to changes in interest rates.
          Traditionally, a debt security’s “term-to-maturity” has been used as a measure of the sensitivity of the security’s price to changes in interest rates (which is the “interest rate risk” or “volatility” of the security). However, “term-to-maturity” measures only the time until a debt security provides its final payment, taking no account of the pattern of the security’s payments prior to maturity. Average dollar weighted maturity is calculated by averaging the terms of maturity of each debt security held with each maturity “weighted” according to the percentage of assets that it represents. Duration is a measure of the expected life of a debt security on a present value basis and reflects both principal and interest payments. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable security, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any debt security with interest payments occurring prior to the payment of principal, duration is ordinarily less than maturity. In general, all other factors being the same, the lower the stated or coupon rate of interest of a debt security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a debt security, the shorter the duration of the security.
          There are some situations where the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities’ interest rate exposure. In these and other similar situations, a Fund’s subadviser will use more sophisticated analytical techniques to project the economic life of a security and estimate its interest rate exposure. Since the computation of duration is based on predictions of future events rather than known factors, there can be no assurance that a Fund will at all times achieve its targeted portfolio duration.
          The change in market value of U.S. government fixed-income securities is largely a function of changes in the prevailing level of interest rates. When interest rates are falling, a portfolio with a shorter duration generally will not generate as high a level of total return as a portfolio with a longer duration. When interest rates are stable, shorter duration portfolios generally will not generate as high a level of total return as longer duration portfolios (assuming that long-term interest rates are higher than short-term rates, which is commonly the case.) When interest rates are rising, a portfolio with a shorter duration will generally outperform longer duration portfolios. With respect to the composition of a fixed-income portfolio, the longer the duration of the portfolio, generally, the greater the anticipated potential for total return, with, however, greater attendant interest rate risk and price volatility than for a portfolio with a shorter duration.
          Ratings as Investment Criteria. High-quality, medium-quality and non-investment grade debt obligations are characterized as such based on their ratings by nationally recognized statistical rating organizations (“NRSROs”), such as Standard & Poor’s Ratings Services (“Standard & Poor’s”) or Moody’s Investors Service (“Moody’s”). In general, the ratings of NRSROs represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, and are not absolute standards of quality and do not evaluate the market value risk of the securities. Further, credit ratings do not provide assurance against default or other loss of money. These ratings are used by a Fund as initial criteria for the selection of portfolio securities, but the Fund also relies upon the independent advice of its subadviser(s) to evaluate potential investments. This is particularly important for lower-quality securities. Among the factors that will be considered is the long-term ability of the issuer to pay principal and interest and general economic trends, as well as an issuer’s capital structure, existing debt and earnings history. Appendix A to this SAI contains further information about the rating categories of NRSROs and their significance. If a security has not received a credit rating, the Fund must rely entirely on the credit assessment of the subadviser(s).
          Subsequent to its purchase by a Fund, an issuer of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. In addition, it is possible that an NRSRO might not change its rating of a particular issuer to reflect subsequent events. None of these events generally will require sale of such securities, but a Fund’s subadviser will consider such events in its determination of whether the Fund should continue to hold the securities.
          In addition, to the extent that the ratings change as a result of changes in an NRSRO or its rating systems, or due to a corporate reorganization, the Fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.
Floating and Variable Rate Securities
          Each of the Fixed-Income Funds may invest in floating or variable rate securities. Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, or at specified intervals. The interest rate on floating-rate securities varies with changes in the underlying index (such as the Treasury bill rate), while the interest rate on variable or adjustable rate securities changes at preset times based upon an underlying index. Certain of the floating or variable rate obligations that may be purchased by the Funds may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity.
          Some of the demand instruments purchased by a Fund may not be traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, the Fund will nonetheless treat the instrument as “readily marketable” for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days in which case the instrument will be characterized as “not readily marketable” and therefore illiquid.
          Such obligations include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and to provide for periodic adjustments in the interest rate. A Fund will limit its purchases of floating and variable rate obligations to those of the same quality as it is otherwise allowed to purchase. A Fund’s subadviser will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.
          A Fund’s right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or third party providing credit support to make payment when due, except when such demand instruments permit same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than a Fund’s custodian subject to a subcustodian agreement approved by the Fund between that bank and the Fund’s custodian.
Lower Quality and High Yield Securities
          Except for the NVIT Money Market Fund, each of the Fixed Income Funds may invest in lower quality and high yield securities (commonly known as “junk bonds”) (hereinafter referred to as “lower-quality securities”).

          Medium-Quality Securities. Medium-quality securities are obligations rated in the fourth highest rating category by any NRSRO. Medium-quality securities, although considered investment-grade, may have some speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-quality securities may be more vulnerable to adverse economic conditions or changing circumstances than issuers of higher-rated securities.
          Lower Quality/High Yield Securities. Non-investment grade debt or lower quality/rated securities include (i) bonds rated as low as C by Moody’s, Standard & Poor’s, or Fitch, Inc. (“Fitch”), (ii) commercial paper rated as low as C by Standard & Poor’s, Not Prime by Moody’s or Fitch 4 by Fitch; and (iii) unrated debt securities of comparable quality. Lower-quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. There is more risk associated with these investments because of reduced creditworthiness and increased risk of default. Under NRSRO guidelines, lower-quality securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Lower-quality securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default or to be in default, to be unlikely to have the capacity to make required interest payments and repay principal when due in the event of adverse business, financial or economic conditions, or to be in default or not current in the payment of interest or principal. They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.
          Effect of Interest Rates and Economic Changes. Interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities also because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower-quality or comparable unrated security defaulted, the Fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in the Fund’s net asset value.
          As previously stated, the value of a lower-quality or comparable unrated security will generally decrease in a rising interest rate market, and accordingly so will a Fund’s net asset value. If a Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of lower-quality and comparable unrated securities (discussed below), a Fund may be forced to liquidate these securities at a substantial discount which would result in a lower rate of return to the Fund.
          Payment Expectations. Lower-quality and comparable unrated securities typically contain redemption, call or prepayment provisions which permit the issuer of such securities containing such provisions to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities at a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, a Fund may have to replace the securities with a lower yielding security, which would result in a lower return for that Fund.

          Liquidity and Valuation. A Fund may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower-quality and comparable unrated securities, there may be no established retail secondary market for many of these securities. The Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, a Fund’s net asset value and ability to dispose of particular securities, when necessary to meet such Fund’s liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing that Fund’s portfolio. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-quality and comparable unrated securities, especially in a thinly traded market.
Money Market Instruments
          Money market instruments in which the NVIT Money Market Fund invests may include the following types of instruments:
•	obligations issued or guaranteed as to interest and principal by the U.S. government, its agencies, or instrumentalities, or any federally chartered corporation, with remaining maturities of 397 days or less;

•	obligations of sovereign foreign governments, their agencies, instrumentalities and political subdivisions, with remaining maturities of 397 days or less;

•	obligations of municipalities and states, their agencies and political subdivisions with remaining maturities of 397 days or less;

•	asset-backed commercial paper whose own rating or the rating of any guarantor is in one of the two highest categories of any NRSRO;

•	repurchase agreements;

•	bank or savings and loan obligations;

•	commercial paper (including asset-backed commercial paper), which are short-term unsecured promissory notes issued by corporations in order to finance their current operations. It may also be issued by foreign issuers, such as foreign governments, and states and municipalities. Generally the commercial paper or its guarantor will be rated within the top two rating categories by a NRSRO, or if not rated, is issued and guaranteed as to payment of principal and interest by companies which at the date of investment have a high quality outstanding debt issue;

•	bank loan participation agreements representing obligations of corporations having a high quality short-term rating, at the date of investment, and under which the Fund will look to the creditworthiness of the lender bank, which is obligated to make payments of principal and interest on the loan, as well as to creditworthiness of the borrower;

•	high quality short-term (maturity in 397 days or less) corporate obligations, rated within the top two rating categories by a NRSRO or, if not rated, deemed to be of comparable quality by the applicable subadviser;

•	certain variable-rate and floating-rate securities with maturities longer than 397 days, but which are subject to interest rate resetting provisions and demand features within 397 days, to the extent permitted by Rule 2a-7 of the 1940 Act;

•	extendable commercial notes, which differ from traditional commercial paper because the issuer can extend the maturity of the note up to 397 days with the option to call the note any time during the extension period. Because extension will occur when the issuer does not have other viable options for lending, these notes may be considered illiquid, particularly during the extension period, and if the extendable commercial notes are determined to be illiquid, the NVIT Money Market Fund will be limited to holding no more than 5% of its net assets in these and any other illiquid securities (in addition to other liquidity restrictions under Rule 2a-7 of the 1940 Act); and

•	unrated short-term (maturing in 397 days or less) debt obligations that are determined by a Fund’s subadviser to be of comparable quality to the securities described above.
          Insurance Contracts and Funding Agreements. Money market instruments in which the NVIT Money Market Fund may invest also include insurance contracts, such as guaranteed investment contracts, funding agreements and annuities. In connection with these investments, a Fund makes cash contributions to a deposit fund of an insurance company’s general account, and the insurance company then credits to the Fund a guaranteed rate of interest, paid on a regular periodic basis (e.g., monthly). The funding agreements or other insurance contracts provide that the guaranteed rate of interest will not be less than a certain minimum rate. The purchase price paid for the contract becomes part of the general assets of the insurance company, and the contract is paid from the general assets of the insurance company. Funding agreements may or may not allow the Fund to demand repayment of principal after an agreed upon waiting period or upon certain other conditions. The insurance company may also have a corresponding right to prepay the principal with accrued interest upon a specified number of days’ notice to the Fund. The maturity date of some funding agreements may be extended upon the mutual agreement and consent of the insurance company and the Fund. Generally, funding agreements and other insurance contracts are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in certain such insurance contracts does not currently exist. Accordingly, such insurance contracts may be considered to be illiquid. To the extent any such funding agreements or other insurance contracts are considered to be illiquid, the NVIT Money Market Fund will be limited to holding no more than 5% of its net assets in these and any other illiquid securities (in addition to other liquidity restrictions under Rule 2a-7 of the 1940 Act). In addition, funding agreements and other insurance contracts are subject to interest rate risk, i.e., when interest rates increase, the value of insurance contracts decline. Insurance contracts are also subject to credit risk, i.e., that the insurance company may be unable to pay interest or principal when due. If an insurance company’s financial condition changes, its credit rating, or the credit rating of the contracts, may be lowered, which could negatively affect the value of the insurance contracts the Fund owns.
          Extendable Commercial Notes. ECNs may serve as an alternative to traditional commercial paper investments. ECNs are corporate notes which are issued at a discount and structured such that, while the note has an initial redemption date (the initial redemption date is no more than 90 days from the date of issue) upon which the notes will be redeemed, the issuer on the initial redemption date may extend the repayment of the notes for up to 397 days from the date of issue without seeking note holder consent. In the event the ECN is redeemed by the issuer on its initial redemption date, investors receive a premium step-up rate, which is based on the ECNs rating at the time. If the notes are not redeemed on the initial redemption date, they will bear interest from the initial redemption date to the maturity date of the note at a floating rate of interest (this interest serves as a penalty yield for the issuer and a premium paid to the investor).

          The ability of the issuer to exercise its option to extend the ECN beyond the initial redemption date can expose investors to interest rate risks, liquidity risks, credit risks and mark-to-market risks. Proponents of ECNs, however, argue that the punitive interest rate which applies if the ECN is extended beyond its initial redemption date will discourage issuers from extending the notes. Proponents further argue that the reputation risk associated with the decision to extend an ECN obligation will prevent issuers from extending the notes, provided that the issuer is not in extreme financial distress. The subadviser to the NVIT Money Market Fund will perform due diligence from both a credit and portfolio structure perspective before investing in ECNs.
          Bank Obligations. Bank obligations include certificates of deposit, bankers’ acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers’ acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party.
          Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Bank obligations may be issued by domestic banks (including their branches located outside the United States), domestic and foreign branches of foreign banks and savings and loan associations.
          Eurodollar and Yankee Obligations. Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.
          Eurodollar and Yankee bank obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks and other risks associated with foreign investments. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across their borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issues. However, Eurodollar and Yankee bank obligations held in a Fund will undergo the same credit analysis as domestic issuers in which the Fund invests, and will have at least the same financial strength as the domestic issuers approved for the Fund.
Mortgage- and Asset-Backed Securities
          Each of the Fixed-Income Funds may invest in mortgage- and asset-backed securities. Mortgage-backed securities represent direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property. Mortgage-backed securities come in different forms. The simplest form of mortgage-backed securities is pass-through certificates. Such securities may be issued or guaranteed by U.S. government agencies or instrumentalities or may be issued by private issuers, generally originators in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities (collectively, “private lenders”). The purchase of mortgage-backed securities from private lenders may entail greater risk than mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities. Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement. These credit enhancements may include letters of credit, reserve funds, over-collateralization, or guarantees by third parties. There is no guarantee that these credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans. Additionally, mortgage-backed securities purchased from private lenders are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-backed securities held in a Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loan.
          Through its investments in mortgage-backed securities, including those issued by private lenders, a Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had, in many cases, higher default rates than those loans that meet government underwriting requirements. The risk of non-payment is greater for mortgage-backed securities issued by private lenders that contain subprime loans, but a level of risk exits for all loans.
          Since privately-issued mortgage certificates are not guaranteed by an entity having the credit status of GNMA or FHLMC (each of which is defined below under “U.S. Government Securities and U.S. Government Agency Securities”), such securities generally are structured with one or more types of credit enhancement. Such credit enhancement falls into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provisions of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.
          The ratings of mortgage-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency loss experienced on the underlying pool of assets is better than expected. There can be no assurance that the private issuers or credit enhancers of mortgage-backed securities will meet their obligations under the relevant policies or other forms of credit enhancement.
          Examples of credit support arising out of the structure of the transaction include “senior-subordinated securities” (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of “reserve funds” (where cash or investments sometimes funded from a portion of the payments on the underlying assets are held in reserve against future losses) and “over-collateralization” (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such security.
          Private lenders or government-related entities may also create mortgage loan pools offering pass-through investments where the mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than was previously customary. As new types of mortgage-related securities are developed and offered to investors, a Fund, consistent with its investment objective and policies, may consider making investments in such new types of securities.
          The yield characteristics of mortgage-backed securities differ from those of traditional debt obligations. Among the principal differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if a Fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Accelerated prepayments on securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full.
          Unlike fixed rate mortgage-backed securities, adjustable rate mortgage-backed securities are collateralized by or represent interest in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. A Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying adjustable rate mortgages to exceed any maximum allowable annual or lifetime reset limits (or “cap rates”) for a particular mortgage. In this event, the value of the adjustable rate mortgage-backed securities in a Fund would likely decrease. Also, a Fund’s net asset value could vary to the extent that current yields on adjustable rate mortgage-backed securities are different than market yields during interim periods between coupon reset dates or if the timing of changes to the index upon which the rate for the underlying mortgage is based lags behind changes in market rates. During periods of declining interest rates, income to a Fund derived from adjustable rate mortgage-backed securities which remain in a mortgage pool will decrease in contrast to the income on fixed rate mortgage-backed securities, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments.
          There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-backed securities and among the securities that they issue. Mortgage-backed securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”), which are guaranteed as to the timely payment of principal and interest by GNMA, and such guarantee is backed by the full faith and credit of the United States. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”), which are solely the obligations of FNMA, and are not backed by or entitled to the full faith and credit of the United States. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-backed securities issued by FHLMC (which is defined below under “U.S. Government Securities and U.S. Government Agency Securities”) include FHLMC Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Securities issued by FHLMC do not constitute a debt or obligation of the United States or by any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.
          Collateralized Mortgage Obligations (“CMOs”) and Multiclass Pass-Through Securities. CMOs are a more complex form of mortgage-backed security in that they are multi-class debt obligations which are collateralized by mortgage loans or pass-through certificates. As a result of changes prompted by the 1986 Tax Reform Act, most CMOs are today issued as Real Estate Mortgage Investment Conduits

(“REMICs”). From the perspective of the investor, REMICs and CMOs are virtually indistinguishable. However, REMICs differ from CMOs in that REMICs provide certain tax advantages for the issuer of the obligation. Multiclass pass-through securities are interests in a trust composed of whole loans or private pass-throughs (collectively hereinafter referred to as “Mortgage Assets”). Unless the context indicates otherwise, all references herein to CMOs include REMICs and multiclass pass-through securities.
          Often, CMOs are collateralized by GNMA, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include REMICs and multiclass pass-through securities. Payments of principal and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.
          In order to form a CMO, the issuer assembles a package of traditional mortgage-backed pass-through securities, or actual mortgage loans, and uses them as collateral for a multi-class security. Each class of CMOs, often referred to as a “tranche,” is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.
          A Fund may also invest in, among others types of CMOs, parallel pay CMOs and Planned Amortization Class CMOs (“PAC Bonds”). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or a final distribution date but may be retired earlier. PAC Bonds are a type of CMO tranche or series designed to provide relatively predictable payments of principal provided that, among other things, the actual prepayment experience on the underlying mortgage loans falls within a predefined range. If the actual prepayment experience on the underlying mortgage loans is at a rate faster or slower than the predefined range or if deviations from other assumptions occur, principal payments on the PAC Bond may be earlier or later than predicted. The magnitude of the predefined range varies from one PAC Bond to another; a narrower range increases the risk that prepayments on the PAC Bond will be greater or smaller than predicted. Because of these features, PAC Bonds generally are less subject to the risks of prepayment than are other types of mortgage-backed securities.
          Stripped Mortgage Securities. Stripped mortgage securities are derivative multiclass mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities are generally illiquid.

          Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest (“IO” or interest-only), while the other class will receive the entire principal (“PO” or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a NRSRO.
          In addition to the stripped mortgage securities described above, certain Funds may invest in similar securities such as Super POs and Levered IOs which are more volatile than POs, IOs and IOettes. Risks associated with instruments such as Super POs are similar in nature to those risks related to investments in POs. IOettes represent the right to receive interest payments on an underlying pool of mortgages with similar risks as those associated with IOs. Unlike IOs, the owner also has the right to receive a very small portion of the principal. Risks connected with Levered IOs and IOettes are similar in nature to those associated with IOs. Such Funds may also invest in other similar instruments developed in the future that are deemed consistent with its investment objective, policies and restrictions. See “Additional General Tax Information For All Funds” in this SAI.
          A Fund may also purchase stripped mortgage-backed securities for hedging purposes to protect that Fund against interest rate fluctuations. For example, since an IO will tend to increase in value as interest rates rise, it may be utilized to hedge against a decrease in value of other fixed-income securities in a rising interest rate environment. Stripped mortgage-backed securities may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on stripped mortgage-backed securities that receive all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped. The market for CMOs and other stripped mortgage-backed securities may be less liquid if these securities lose their value as a result of changes in interest rates; in that case, a Fund may have difficulty in selling such securities.
          Asset-Backed Securities. Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first-lien mortgage loans or interests therein; rather the underlying assets are often consumer or commercial debt contracts such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property and receivables from credit card and other revolving credit arrangements. However, almost any type of fixed income assets may be used to create an asset-backed security, including other fixed income securities or derivative instruments such as swaps. Payments or distributions of principal and interest on asset-backed securities may be supported by non-governmental credit enhancements similar to those utilized in connection with mortgage-backed securities. Asset-backed securities though present certain risks that are not presented by mortgage-backed securities. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Asset-backed securities may not have the benefit of any security interest in the related asset.
Municipal Securities

          Each of the Fixed-Income Funds may invest in municipal securities. Municipal securities include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately-operated facilities are deemed to be municipal securities, only if the interest paid thereon is exempt from federal taxes. The NVIT Money Market Fund may invest in municipal securities whether or not the interest paid is tax exempt as long as the securities are acceptable investments for money market funds.
          Other types of municipal securities include short-term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Project Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.
          Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its Project Notes, they are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the federal government will lend the issuer an amount equal to the principal of and interest on the Project Notes.
          The two principal classifications of municipal securities consist of “general obligation” and “revenue” issues. The Funds may also acquire “moral obligation” issues, which are normally issued by special purpose authorities. There are, of course, variations in the quality of municipal securities, both within a particular classification and between classifications, and the yields on municipal securities depend upon a variety of factors, including the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. Ratings represent the opinions of an NRSRO as to the quality of municipal securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate and rating may have different yields, while municipal securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase, an issue of municipal securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase. The subadviser will consider such an event in determining whether a Fund should continue to hold the obligation.
          An issuer’s obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.
Preferred Stocks and Convertible Securities
          Except for the NVIT Money Market Fund, each of the Fixed Income Funds may invest in preferred stocks and convertible securities, which are described above on page 3 of this SAI.
Put Bonds
          Each of the Fixed-Income Funds may invest in “put” bonds, which are securities (including securities with variable interest rates) that may be sold back to the issuer of the security at face value at the option of the holder prior to their stated maturity. A Fund’s subadviser intends to purchase only those put bonds for which the put option is an integral part of the security as originally issued. The option to “put”

the bond back to the issuer prior to the stated final maturity can cushion the price decline of the bond in a rising interest rate environment. However, the premium paid, if any, for an option to put will have the effect of reducing the yield otherwise payable on the underlying security. For the purpose of determining the “maturity” of securities purchased subject to an option to put, and for the purpose of determining the dollar weighted average maturity of a Fund holding such securities, the Fund will consider “maturity” to be the first date on which it has the right to demand payment from the issuer.
Standby Commitment Agreements
          Except for the NVIT Money Market Fund, each Fixed-Income Fund may enter into standby commitment agreements. These agreements commit a Fund, for a stated period of time, to purchase a stated amount of fixed-income securities that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security is fixed at the time of the commitment. At the time of entering into the agreement the Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued. Funds enter into such agreements for the purpose of investing in the security underlying the commitment at a yield and price that is considered advantageous to the Fund.
          There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Fund may bear the risk of a decline in the value of such security and may not benefit from appreciation in the value of the security during the commitment period if the security is not ultimately issued.
          The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security will thereafter be reflected in the calculation of a Fund’s net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.
Strip Bonds
          The Fixed-Income Funds may invest in strip bonds. Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest paying securities of comparable maturity.
U.S. Government Securities and U.S. Government Agency Securities
          Each of the Fixed-Income Funds may invest in a variety of securities which are issued or guaranteed as to the payment of principal and interest by the U.S. government, and by various agencies or instrumentalities which have been established or sponsored by the U.S. government.
          U.S. Treasury securities are backed by the “full faith and credit” of the United States. Securities issued or guaranteed by federal agencies and U.S. government-sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, investors in such securities look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain agencies and instrumentalities, such as the Government National Mortgage Association (“GNMA”), are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make “indefinite and unlimited” drawings on the U.S. Treasury if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Banks and Federal National

Mortgage Association (“FNMA”), are not guaranteed by the United States, but those institutions are protected by the discretionary authority for the U.S. Treasury to purchase certain amounts of their securities to assist the institutions in meeting their debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and the Federal Home Loan Mortgage Corporation (“FHLMC”), are federally chartered institutions under U.S. government supervision, but their debt securities are backed only by the creditworthiness of those institutions, not the U.S. government.
          Some of the U.S. government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and the Tennessee Valley Authority.
          An instrumentality of a U.S. government agency is a government agency organized under Federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Immediate Credit Banks and the FNMA.
          The maturities of such securities usually range from three months to 30 years. While such securities may be guaranteed as to principal and interest by the U.S. government or its instrumentalities, their market values may fluctuate and are not guaranteed, which may, along with the other securities in the Fund’s portfolio, cause a Fund’s daily net asset value to fluctuate.
          The Federal Reserve creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities. To the extent a Fund purchases the principal portion of STRIPS, the Fund will not receive regular interest payments. Instead STRIPS are sold at a deep discount from their face value. Because the principal portion of the STRIPS does not pay current income, its price can be volatile when interest rates change. In calculating its dividend, the Fund takes into account as income a portion of the difference between the principal portion of the STRIPS’ purchase price and its face value.
          In September 2008, the U.S. Treasury Department and the Federal Housing Finance Administration (“FHFA”) announced that FNMA and FHLMC would be placed into a conservatorship under FHFA. The long-term effect that this conservatorship will have on these companies’ debt and equity securities is unclear.
          TIPS Bonds. Treasury Inflation-Protected Securities (“TIPS”) are fixed-income securities issued by the U.S. Treasury whose principal value is periodically adjusted according to the rate of inflation. The U.S. Treasury uses a structure that accrues inflation into the principal value of the bond. Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. TIPS bonds typically pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).
          If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate.

          The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.
          While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.
          The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. There can be no assurance that the CPI-U will accurately measure the real rate of inflation in the prices of goods and services.
          Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.
When-Issued Securities and Delayed-Delivery Transactions
          Each of the Fixed-Income Funds may invest in when-issued securities and engage in delayed-delivery transactions. When securities are purchased on a “when-issued” basis or purchased for delayed delivery, then payment and delivery occur beyond the normal settlement date at a stated price and yield. When-issued transactions normally settle within 45 days. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. The greater a Fund’s outstanding commitments for these securities, the greater the exposure to potential fluctuations in the net asset value of a Fund. Purchasing when-issued or delayed-delivery securities may involve the additional risk that the yield or market price available in the market when the delivery occurs may be higher or the market price lower than that obtained at the time of commitment.
          When a Fund agrees to purchase when-issued or delayed-delivery securities, to the extent required by the SEC, its custodian will earmark or set aside permissible liquid assets equal to the amount of the commitment in a segregated account. Normally, the custodian will earmark or set aside portfolio securities to satisfy a purchase commitment, and in such a case a Fund may be required subsequently to earmark or place additional assets in the segregated assets in order to ensure that the value of the segregated account remains equal to the amount of such Fund’s commitment. It may be expected that a Fund’s net assets will fluctuate to a greater degree when it earmarks or sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. In addition, because the Fund will earmark or set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described above, such Fund’s liquidity and the ability of its subadviser to manage it might be affected in the event its commitments to purchase “when-issued” securities ever exceed 25% of the value of its total assets. When a Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in a Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

Zero Coupon Securities, Step-Coupon Securities, Pay-In-Kind Bonds (“PIK Bonds”) and Deferred Payment Securities
          Each of the Fixed-Income Funds may invest in zero coupon securities and step-coupon securities. In addition, the NVIT Core Bond Fund, NVIT Short Term Bond Fund and Federated NVIT High Income Fund may invest in PIK Bonds and deferred payment securities.
          Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. Step-coupon securities are debt securities that do not make regular cash interest payments and are sold at a deep discount to their face value. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Zero coupon securities may have conversion features. PIK bonds pay all or a portion of their interest in the form of debt or equity securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Deferred payment securities are often sold at substantial discounts from their maturity value.
          Zero coupon securities, PIK bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities, PIK bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not be considered illiquid for the purposes of a Fund’s limitation on investments in illiquid securities.
          Current federal income tax law requires the holder of zero coupon securities, certain PIK bonds and deferred payment securities acquired at a discount (such as Brady Bonds) to accrue income with respect to these securities prior to the receipt of cash payments. Accordingly, to avoid liability for federal income and excise taxes, a Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.
THE INDEX FUNDS
          NVIT Bond Index Fund. The investment objective of the NVIT Bond Index Fund is to match the performance of the Barclays Capital U.S. Aggregate Bond Index (the “Aggregate Index”) as closely as possible before the deduction of Fund expenses. The Aggregate Index is composed primarily of U.S. dollar denominated investment grade bonds of different types, including U.S. government securities; U.S. government agency securities; corporate bonds issued by U.S. and foreign companies; mortgage-backed securities; securities of foreign governments and their agencies; and securities of supranational entities, such as the World Bank. There can be no assurance that the investment objective of the Fund will be achieved.
          NVIT International Index Fund. The investment objective of the NVIT International Index Fund is to match the performance of the MSCI EAFE® Capitalization Weighted Index (the “EAFE Index”) as closely as possible before the deduction of Fund expenses. The EAFE Index is a market-weighted index composed of common stocks of companies from various industrial sectors whose primary trading markets are located outside the United States. There can be no assurance that the investment objective of the Fund will be achieved.

          NVIT Mid Cap Index Fund. The investment objective of the NVIT Mid Cap Market Index Fund is to seek capital appreciation. There can be no assurance that the investment objective of the Fund will be achieved.
          NVIT S&P 500 Index Fund. The investment objective of the NVIT S&P 500 Index Fund is to seek long-term capital appreciation. There can be no assurance that the investment objective of the Fund will be achieved.
          NVIT Small Cap Index Fund. The investment objective of the NVIT Small Cap Index Fund is to match the performance of the Russell 2000® Index (the “Russell 2000”) as closely as possible before the deduction of Fund expenses. The Russell 2000 is a market-weighted index composed of approximately 2000 common stocks of smaller U.S. companies in a wide range of businesses chosen by Russell Investments based on a number of factors, including industry representation, market value, economic sector and operating/financial condition. There can be no assurance that the investment objective of the Fund will be achieved.
          About Indexing. The Index Funds are not managed according to traditional methods of “active” investment management, which involve the buying and selling of securities based upon economic, financial, and market analyses and investment judgment. Instead, each Index Fund, utilizing essentially a “passive” or “indexing” investment approach, seeks to replicate, before each Fund’s expenses (which can be expected to reduce the total return of the Fund), the total return of its respective index.
          Indexing and Managing the Funds. Each Index Fund will be substantially invested in securities in the applicable index, and will invest at least 80% of its net assets in securities or other financial instruments which are contained in or correlated with securities in the applicable index.
          Because each Index Fund seeks to replicate the total return of its respective index, BlackRock Investment Management, LLC (“BlackRock”), subadviser to each Index Fund, generally will not attempt to judge the merits of any particular security as an investment but will seek only to replicate the total return of the securities in the relevant index. However, BlackRock may omit or remove a security which is included in an index from the portfolio of an Index Fund if, following objective criteria, BlackRock judges the security to be insufficiently liquid, believes the merit of the investment has been substantially impaired by extraordinary events or financial conditions, or determines that the security is no longer useful in attempting to replicate the total return of the index.
          BlackRock may acquire certain financial instruments based upon individual securities or based upon or consisting of one or more baskets of securities (which basket may be based upon a target index). Certain of these instruments may represent an indirect ownership interest in such securities or baskets. Others may provide for the payment to an Index Fund or by an Index Fund of amounts based upon the performance (positive, negative or both) of a particular security or basket. BlackRock will select such instruments when it believes that the use of the instrument will correlate substantially with the expected total return of a target security or index. In connection with the use of such instruments, BlackRock may enter into short sales in an effort to adjust the weightings of particular securities represented in the basket to more accurately reflect such securities weightings in the target index.
          The ability of each Index Fund to satisfy its investment objective depends to some extent on BlackRock’s ability to manage cash flow (primarily from purchases and redemptions and distributions from the Fund’s investments). BlackRock will make investment changes to an Index Fund’s portfolio to accommodate cash flow while continuing to seek to replicate the total return of the target index. Investors should also be aware that the investment performance of each index is a hypothetical number which does not take into account brokerage commissions and other transaction costs, custody and other costs of investing, and any incremental operating costs (e.g., transfer agency, accounting) that will be borne by the Index Funds. Finally, since each Index Fund seeks to replicate the returns of its target index, BlackRock generally will not attempt to judge the merits of any particular security as an investment.

          Each Index Fund’s ability to replicate the total return of its respective index may be affected by, among other things, transaction costs, administration and other expenses incurred by the Index Fund, taxes (including foreign withholding taxes, which will affect the NVIT International Index Fund and the NVIT Bond Index Fund due to foreign tax withholding practices), and changes in either the composition of the index or the assets of an Index Fund. In addition, each Index Fund’s total return will be affected by incremental operating costs (e.g., investment advisory, transfer agency, accounting) that will be borne by the Fund.
Additional Information Concerning the Indices
          Aggregate Index. The NVIT Bond Index Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with Barclays Capital. Barclays Capital has no responsibility for and does not participate in the NVIT Bond Index Fund’s management.
          Russell 2000. The NVIT Small Cap Index Fund is not promoted, sponsored or endorsed by, not in any way affiliated with Russell Investments (formerly, Frank Russell Company). Russell Investments is not responsible for and has not reviewed the NVIT Small Cap Index Fund nor any associated literature or publications and Russell Investments makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.
          Russell Investments reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell 2000. Russell Investments has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating the Index.
          Russell Investments’ publication of the Russell 2000 in no way suggests or implies an opinion by Russell Investments as to the attractiveness or appropriateness of investment in any or all securities upon which the Russell 2000 is based. Russell Investments makes no representation, warranty, or guarantee as to the accuracy, completeness, reliability, or otherwise of the Russell 2000 or any data included in the Russell 2000. Russell Investments makes no representation or warranty regarding the use, or the results of use, of the Russell 2000 or any data included therein, or any security (or combination thereof) comprising the Russell 2000. Russell Investments makes no other express or implied warranty, and expressly disclaims any warranty, or any kind, including, without means of limitation, any warranty of merchantability or fitness for a particular purpose with respect to the Russell 2000 or any data or any security (or combination thereof) included therein.
          EAFE Index. The EAFE Index is the exclusive property of MSCI Barra. The EAFE Index is a service mark of MSCI Barra.
          The NVIT International Index Fund is not sponsored, endorsed, sold or promoted by MSCI Barra. MSCI Barra makes no representation or warranty, express or implied, to the owners of shares of the NVIT International Index Fund or any member of the public regarding the advisability of investing in securities generally or in the NVIT International Index Fund particularly or the ability of the EAFE Index to track general stock market performance. MSCI Barra is the licensor of certain trademarks, service marks and trade names of MSCI Barra and of the EAFE Index. MSCI Barra has no obligation to take the needs of the NVIT International Index Fund or the owners of shares of the NVIT International Index Fund into consideration in determining, composing or calculating the EAFE Index. MSCI Barra is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of shares of the NVIT International Index Fund to be issued or in the determination or calculation of the equation by which the shares of the NVIT International Index Fund and are redeemable for cash. MSCI Barra has no obligation or liability to owners of shares of the NVIT International Index Fund in connection with the administration, marketing or trading of the NVIT International Index Fund.

          Although MSCI Barra shall obtain information for inclusion in or for use in the calculation of the EAFE Index from sources which MSCI Barra considers reliable, MSCI Barra does not guarantee the accuracy and/or the completeness of the EAFE Index or any data included therein. MSCI Barra makes no warranty, express or implied, as to results to be obtained by licensee, licensee’s customers and counterparties, owners of shares of the NVIT International Index Fund, or any other person or entity from the use of the EAFE Index or any data included therein in connection with the rights licensed hereunder or for any other use. MSCI Barra makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the EAFE Index or any data included therein. Without limiting any of the foregoing, in no event shall MSCI Barra have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
          S&P 500 Index and S&P 400 Index. Pursuant to an agreement with McGraw-Hill Companies, Inc., on behalf of the NVIT S&P 500 Index Fund and NVIT Mid Cap Index Fund, the Funds are authorized to use the trademarks of the McGraw-Hill Companies, Inc.
          Standard & Poor’s 500®, S&P 500®, S&P®, 500®, Standard & Poor’s MidCap 400®, S&P MidCap 400®, and S&P 400® are trademarks of The McGraw-Hill Companies, Inc. The NVIT S&P 500 Index Fund and the NVIT Mid Cap Index Fund are not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”). S&P makes no representation or warranty, expressed or implied, to the shareholders of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the S&P 500 Index or the S&P 400® Index to track general stock market performance. S&P’s only relationship to the Funds, the adviser or sub-advisers is the licensing of certain trademarks and trade names of S&P and of the S&P 500® and S&P 400® indices which are determined, composed and calculated by S&P without regard to the Funds. S&P has no obligation to take the needs of the Funds or their shareholders into consideration in determining, composing or calculating the S&P 500® and S&P 400® Indices. S&P is not responsible for or has not participated in the determination of the prices and amount of the Funds’ shares or the timing of the issuance or sale of Fund shares or in the determination or calculation of the equation by which Fund shares are redeemed. S&P has no obligation or liability in connection with the administration, marketing or trading of the Funds. S&P does not guarantee the accuracy makes no warranty, expressed or implied as to the results to be obtained by the Funds, shareholders of the Funds, or any other person or entity from the use of the S&P 500® or S&P 400® Indices or any data included therein. Without limiting any of the foregoing, in no event shall S&P 500® and S&P 400® Indices have any liability for any special, punitive, indirect, or consequential damages, including lost profits even if notified of the possibility of such damages.
Short Selling of Securities
          The Index Funds may engage in short selling of securities consistent with its “passive” indexing investment strategies. In a short sale of securities, a Fund sells stock which it does not own, making delivery with securities “borrowed” from a broker. The Fund is then obligated to replace the borrowed security by purchasing it at the market price at the time of replacement. This price may or may not be less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender any dividends or interest which accrue during the period of the loan. In order to borrow the security, the Fund may also have to pay a premium and/or interest which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. In addition, the broker may require the deposit of collateral (generally, up to 50% of the value of the securities sold short).
          A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the security declines in price between those two dates. The amount of any gain will be decreased and the amount of any loss will be increased by any premium or interest the Fund may be required to pay in connection with the short sale. When a cash dividend is declared on a security for which the Fund has a short position, the Fund incurs the obligation to pay an amount equal to that dividend to the lender of the shorted security. However, any such dividend on a security sold short generally reduces the market value of the shorted security, thus increasing the Fund’s unrealized gain or reducing the Fund’s unrealized loss on its short-sale transaction. Whether a Fund will be successful in utilizing a short sale will depend, in part, on a Fund’s subadviser’s ability to correctly predict whether the price of a security it borrows to sell short will decrease.
          In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. A Fund must segregate or earmark an amount of cash or other liquid assets equal to the difference between (a) the market value of securities sold short at the time that they were sold short and (b) the value of the collateral deposited with the broker to meet margin requirements in connection with the short sale (not including the proceeds from the short sale). While the short position is open, the Fund must maintain on a daily basis segregated or earmarked liquid assets at such a level that the amount segregated or earmarked plus the amount of collateral deposited with the broker as margin equals the current market value of the securities sold short.
          A Fund also may engage in short sales if at the time of the short sale the Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale “against the box.” The Funds do not intend to engage in short sales against the box for investment purposes. A Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security), or when the Fund wants to sell the security at an attractive current price. In such case, any future losses in the Fund’s long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box. For tax purposes a Fund that enters into a short sale “against the box” may be treated as having made a constructive sale of an “appreciated financial position” causing the Fund to realize a gain (but not a loss).
ADDITIONAL PORTFOLIO INSTRUMENTS AND STRATEGIES OF THE FUNDS
Borrowing
          Each Fund may borrow money from banks, limited by each Fund’s fundamental investment restriction (generally, 33-1/3% of its total assets (including the amount borrowed)), including borrowings for temporary or emergency purposes. A Fund may engage in mortgage dollar roll and reverse repurchase agreements which may be considered a form of borrowing unless the Fund covers its exposure by segregating or earmarking liquid assets.
          Leverage. The use of leverage by a Fund creates an opportunity for greater total return, but, at the same time, creates special risks. For example, leveraging may exaggerate changes in the net asset value of Fund shares and in the yield on an Index Fund’s portfolio. Although the principal of such borrowings will be fixed, a Fund’s assets may change in value during the time the borrowings are outstanding. Borrowings will create interest expenses for the Fund which can exceed the income from the assets purchased with the borrowings. To the extent the income or capital appreciation derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay on the borrowings, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such borrowed funds is not sufficient to cover the cost of borrowing, the return to a Fund will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced. In the latter case, a Fund’s subadviser in its best judgment nevertheless may determine to maintain a Fund’s leveraged position if it expects that the benefits to the Fund’s shareholders of maintaining the leveraged position will outweigh the current reduced return.

          Certain types of borrowings by a Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede the Fund’s subadviser from managing a Fund’s portfolio in accordance with the Fund’s investment objectives and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require a Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so.
          An Index Fund at times may borrow from affiliates of BlackRock, provided that the terms of such borrowings are no less favorable than those available from comparable sources of funds in the marketplace.
Derivative Instruments
          Each Fund, except the NVIT Money Market Fund, may use instruments referred to as derivative securities. Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). Derivatives allow a Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Each Fund may use derivatives for hedging purposes. Certain Funds, as noted in their respective Prospectuses, may also use derivatives for speculative purposes to seek to enhance returns. The use of a derivative is speculative if the Fund is primarily seeking to achieve gains, rather than offset the risk of other positions. When a Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. No Fund may use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.
          Derivatives generally have investment characteristics that are based upon either forward contracts (under which one party is obligated to buy and the other party is obligated to sell an underlying asset at a specific price on a specified date) or option contracts (under which the holder of the option has the right but not the obligation to buy or sell an underlying asset at a specified price on or before a specified date). Consequently, the change in value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset. In contrast, the buyer of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to the corresponding losses that result from adverse movements in the value of the underlying asset. The seller (writer) of an option-based derivative generally will receive fees or premiums but generally is exposed to losses resulting from changes in the value of the underlying asset. Derivative transactions may include elements of leverage and, accordingly, the fluctuation of the value of the derivative transaction in relation to the underlying asset may be magnified.
          The use of these instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they may be traded, and the Commodity Futures Trading Commission (“CFTC”). Each Fund has claimed an exclusion from the definition or the term “commodity pool operator” under the Commodity Exchange Act (CEA) and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.
          Special Risks of Derivative Instruments. The use of derivative instruments involves special considerations and risks as described below. Risks pertaining to particular instruments are described in the sections that follow.
(1) Successful use of most of these instruments depends upon a Fund’s subadviser’s ability to predict movements of the overall securities and currency markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed.

(2) There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. For example, if the value of an instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the investments being hedged, as well as, how similar the index is to the portion of the Fund’s assets being hedged in terms of securities composition.
(3) Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a Fund entered into a short hedge because a Fund’s subadviser projected a decline in the price of a security in the Fund’s portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the instrument. Moreover, if the price of the instrument declines by more than the increase in the price of the security, a Fund could suffer a loss.
(4) As described below, a Fund might be required to maintain assets as “cover,” maintain segregated accounts, or make margin payments when it takes positions in these instruments involving obligations to third parties (i.e., instruments other than purchased options). If the Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair the Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund’s ability to close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (“counterparty”) to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the Fund.
          For a discussion of the federal income tax treatment of a Fund’s derivative instruments, see “Additional General Tax Information for All Funds.”
          Options. A Fund may purchase or write put and call options on securities and indices, and may purchase options on foreign currencies, and enter into closing transactions with respect to such options to terminate an existing position. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing put or call options can enable a Fund to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised, and a Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. All or a portion of any assets used as cover for OTC options written by a Fund would be considered illiquid to the extent described under “Restricted, Non-Publicly Traded and Illiquid Securities” below. Writing put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised, and the Fund will be obligated to purchase the security at more than its market value.

          The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration of the option, the relationship of the exercise price to the market price of the underlying investment, and general market conditions. Options that expire unexercised have no value. Options used by a Fund may include European-style options, which can only be exercised at expiration. This is in contrast to American-style options which can be exercised at any time prior to the expiration date of the option.
          A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.
          A Fund may purchase or write both OTC options and options traded on foreign and U.S. exchanges. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. OTC options are contracts between the Fund and the counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases or writes an OTC option, it relies on the counterparty to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.
          A Fund’s ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. A Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although a Fund will enter into OTC options only with counterparties that are expected to be capable of entering into closing transactions with a Fund, there is no assurance that such Fund will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration.
          If a Fund is unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as a cover for the written option until the option expires or is exercised.
          A Fund may engage in options transactions on indices in much the same manner as the options on securities discussed above, except that index options may serve as a hedge against overall fluctuations in the securities markets in general.
          The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging.
          Transactions using OTC options (other than purchased options) expose a Fund to counterparty risk. To the extent required by SEC guidelines, a Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities, other options, or futures or (2) cash and liquid obligations with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. A Fund will also earmark or set aside cash and/or appropriate liquid assets in a segregated custodial account if required to do so by the SEC and CFTC regulations. Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option or futures contract is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund’s assets to earmarking or segregated accounts as a cover could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.
          An interest rate option is an agreement with a counterparty giving the buyer the right but not the obligation to buy or sell one of an interest rate hedging vehicle (such as a treasury future or interest rate swap) at a future date at a predetermined price. The option buyer would pay a premium at the inception of the agreement. An interest rate option can be used to actively manage a Fund’s interest rate risk with respect to either an individual bond or an overlay of the entire portfolio.
          Spread Transactions. A Fund may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives a Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to a Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect a Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread option.
          Futures Contracts. A Fund may enter into futures contracts, including interest rate, index, and currency futures and purchase and write (sell) related options. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. A Fund’s hedging may include purchases of futures as an offset against the effect of expected increases in securities prices or currency exchange rates and sales of futures as an offset against the effect of expected declines in securities prices or currency exchange rates. A Fund may write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. A Fund will engage in this strategy only when a Fund’s subadviser believes it is more advantageous to a Fund than purchasing the futures contract.
          To the extent required by regulatory authorities, a Fund will only enter into futures contracts that are traded on U.S. or foreign exchanges or boards of trade approved by the CFTC and are standardized as to maturity date and underlying financial instrument. These transactions may be entered into for “bona fide hedging” purposes as defined in CFTC regulations and other permissible purposes including increasing return and hedging against changes in the value of portfolio securities due to anticipated changes in interest rates, currency values and/or market conditions.
          A Fund will not enter into futures contracts and related options for other than “bona fide hedging” purposes for which the aggregate initial margin and premiums required to establish positions exceed 5% of the Fund’s net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. There is no overall limit on the percentage of a Fund’s assets that may be at risk with respect to futures activities. Although techniques other than sales and purchases of futures contracts could be used to reduce a Fund’s exposure to market, currency, or interest rate fluctuations, such Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through using futures contracts.
          A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., debt security) or currency for a specified price at a designated date, time, and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument, the currency, or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a Fund realizes a gain; if it is more, a Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, a Fund realizes a gain; if it is less, a Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.
          No price is paid by a Fund upon entering into a futures contract. Instead, at the inception of a futures contract, the Fund is required to deposit with the futures broker or in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, “initial margin” consisting of cash, U.S. government securities or other liquid obligations, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to a Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.
          Subsequent “variation margin” payments are made to and from the futures broker daily as the value of the futures position varies, a process known as “marking to market.” Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund’s obligations to or from a futures broker. When a Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions and options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade on which they were entered into (or through a linked exchange). Although the Funds intend to enter into futures transactions only on exchanges or boards of trade where there appears to be an active market, there can be no assurance that such a market will exist for a particular contract at a particular time.
          Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.
          If a Fund were unable to liquidate a futures contract or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses, because it would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

          Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the future markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, “program trading” and other investment strategies might result in temporary price distortions.
          Commodity Futures Contracts. The NVIT Nationwide Fund may invest in commodity futures, subject to the 5% limitation described above for all futures contracts. Commodity futures may be based upon commodities within five main commodity groups: (1) energy, which includes crude oil, natural gas, gasoline and heating oil; (2) livestock, which includes cattle and hogs; (3) agriculture, which includes wheat, corn, soybeans, cotton, coffee, sugar and cocoa; (4) industrial metals, which includes aluminum, copper, lead, nickel, tin and zinc; and (5) precious metals, which includes gold, platinum and silver. The Fund may purchase and sell commodity futures contracts, options on futures contracts and options and futures on commodity indices with respect to these five main commodity groups and the individual commodities within each group, as well as other types of commodities.
          Risks Associated with Commodity Futures Contracts. There are several additional risks associated with transactions in commodity futures contracts.
•	Storage. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.

•	Reinvestment. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for the Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for the Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.

•	Other Economic Factors. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices.
          Indexed and Inverse Securities. A Fund may invest in securities the potential return of which is based on an index or interest rate. As an illustration, a Fund may invest in a debt security that pays interest based on the current value of an interest rate index, such as the prime rate. A Fund may also invest in a debt security that returns principal at maturity based on the level of a securities index or a basket of securities, or based on the relative changes of two indices. In addition, certain Funds may invest in securities the potential return of which is based inversely on the change in an index or interest rate (that is, a security the value of which will move in the opposite direction of changes to an index or interest rate). For example, a Fund may invest in securities that pay a higher rate of interest when a particular index decreases and pay a lower rate of interest (or do not fully return principal) when the value of the index increases. If a Fund invests in such securities, it may be subject to reduced or eliminated interest payments or loss of principal in the event of an adverse movement in the relevant interest rate, index or indices. Indexed and inverse securities involve credit risk, and certain indexed and inverse securities may involve leverage risk, liquidity risk and currency risk. When used for hedging purposes, indexed and inverse securities involve correlation risk. (Furthermore, where such a security includes a contingent liability, in the event of an adverse movement in the underlying index or interest rate, a Fund may be required to pay substantial additional margin to maintain the position.)
          Credit Linked Notes. (Fixed-Income Funds only) A credit linked note (“CLN”) is a type of hybrid instrument in which a special purpose entity issues a structured note (the “Note Issuer”) that is intended to replicate a corporate bond or a portfolio of corporate bonds. The purchaser of the CLN (the “Note Purchaser”) invests a par amount and receives a payment during the term of the CLN that equals a fixed or floating rate of interest equivalent to a highly rated funded asset (such as a bank certificate of deposit) plus an additional premium that relates to taking on the credit risk of an identified bond (the “Reference Bond”). Upon maturity of the CLN, the Note Purchaser will receive a payment equal to: (i) the original par amount paid to the Note issuer, if there is neither a designated event of default (an “Event of Default”) with respect to the Reference Bond nor a restructuring of the issuer of the Reference Bond (a “Restructuring Event”); or (ii) the value of the Reference Bond if an Event of Default or a Restructuring Event has occurred. Depending upon the terms of the CLN, it is also possible that the Note Purchaser may be required to take physical delivery of the Reference Bond in the event of an Event of Default or a Restructuring Event.
          Foreign Currency-Related Derivative Strategies — Special Considerations. A Fund may use options and futures and options on futures on foreign currencies and forward currency contracts to hedge against movements in the values of the foreign currencies in which a Fund’s securities are denominated. Currency contracts may also be purchased such that net exposure to an individual currency exceeds the value of the Fund’s securities that are denominated in that particular currency. A Fund may engage in currency exchange transactions to protect against uncertainty in the level of future exchange rates and may also engage in currency transactions to increase income and total return. Such currency hedges can protect against price movements in a security the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.
          A Fund might seek to hedge against changes in the value of a particular currency when no hedging instruments on that currency are available or such hedging instruments are more expensive than certain other hedging instruments. In such cases, a Fund may hedge against price movements in that currency by entering into transactions using hedging instruments on another foreign currency or a basket of currencies, the values of which a subadviser believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the hedging instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.
          The value of derivative instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such hedging instruments, a Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.
          There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the derivative instruments until they reopen.
          Settlement of derivative transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.
          Permissible foreign currency options will include options traded primarily in the OTC market. Although options on foreign currencies are traded primarily in the OTC market, a Fund will normally purchase OTC options on foreign currency only when a Fund’s subadviser believes a liquid secondary market will exist for a particular option at any specific time.
          Forward Currency Contracts. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.
          At or before the maturity of a forward currency contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by purchasing a second contract. If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward currency contract prices.
          The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.
          Currency Hedging. While the values of forward currency contracts, currency options, currency futures and options on futures may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of a Fund’s investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect a Fund against price decline if the issuer’s creditworthiness deteriorates. Because the value of a Fund’s investments denominated in foreign currency will change in response to many factors other than exchange rates, a currency hedge may not be entirely successful in mitigating changes in the value of a Fund’s investments denominated in that currency over time.
          A decline in the dollar value of a foreign currency in which a Fund’s securities are denominated will reduce the dollar value of the securities, even if their value in the foreign currency remains constant.

The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In order to protect against such diminutions in the value of securities it holds, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its securities that otherwise would have resulted. Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, a Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase.
          A Fund may enter into foreign currency exchange transactions to hedge its currency exposure in specific transactions or portfolio positions. Currency contracts may also be purchased such that net exposure to an individual currency exceeds the value of the Fund’s securities that are denominated in that particular currency. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of a Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. A Fund may not position hedge to an extent greater than the aggregate market value (at the time of making such sale) of the hedged securities.
          Foreign Commercial Paper. A Fund may invest in commercial paper which is indexed to certain specific foreign currency exchange rates. The terms of such commercial paper provide that its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. A Fund will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount or principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rate enables a Fund to hedge or cross-hedge against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. A Fund will purchase such commercial paper either for hedging purposes or in order to seek investment gain. The Funds believe that such investments do not involve the creation of a senior security, but nevertheless will earmark or establish a segregated account with respect to its investments in this type of commercial paper and maintain in such account cash not available for investment or other liquid assets having a value equal to the aggregate principal amount of outstanding commercial paper of this type.
Foreign Securities
          Each Fund may invest in securities of issuers located outside the United States. Funds that invest in foreign securities offer the potential for more diversification than a Fund that invests only in the United States because securities traded on foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve risks not present in U.S. investments that can increase the chances that a Fund will lose money. In particular, a Fund is subject to the risk that, because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair a Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect a Fund’s operations. Other potential foreign market risks include exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes.
          Foreign Economy Risk. The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures.
          Currency Risk and Exchange Risk. Unless a Fund’s Prospectus states a policy to invest only in securities denominated in U.S. dollars, a Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar. In such case, changes in foreign currency exchange rates will affect the value of a Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a stronger U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.
          Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than does the United States. Some countries may not have laws to protect investors comparable to the U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on nonpublic information about that company. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition. In addition, the U.S. government has from time to time in the past imposed restrictions, through penalties and otherwise, on foreign investments by U.S. investors such as the Fund. If such restrictions should be reinstituted, it might become necessary for the Fund to invest all or substantially all of its assets in U.S. securities.
          Certain Risks of Holding Fund Assets Outside the United States. A Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on a Fund’s ability to recover its assets if a foreign bank or depository or issuer of a security or any of their agents goes bankrupt. In addition, it is often more expensive for a Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount a Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund as compared to investment companies that invest only in the United States.
          Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates in markets that still rely on physical settlement. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for a Fund to carry out transactions. If a Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred.
          Investment in Emerging Markets. The Funds may invest in the securities of issuers domiciled in various countries with emerging capital markets. For purposes of the NVIT Developing Markets Fund and the NVIT Emerging Markets Fund, emerging market countries are developing and low- or middle-income countries that are not classified as developed countries by MSCI Barra. For purposes of each of the other Funds, emerging market countries are developing and low or middle income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.
          Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments; (iv) national policies that may limit a Fund’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests; and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.
          Emerging capital markets are developing in a dynamic political and economic environment brought about by events over recent years that have reshaped political boundaries and traditional ideologies. In such a dynamic environment, there can be no assurance that any or all of these capital markets will continue to present viable investment opportunities for a Fund. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that a Fund could lose the entire value of its investments in the affected market.
          Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the United States, such as price/earnings ratios, may not be applicable. Emerging market securities may be substantially less liquid and more volatile than those of mature markets, and company shares may be held by a limited number of persons. This may adversely affect the timing and pricing of the Fund’s acquisition or disposal of securities.
          Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because a Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. A Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation.
          Restrictions on Certain Investments. A number of publicly traded closed-end investment companies have been organized to facilitate indirect foreign investment in developing countries, and certain of such countries, such as Thailand, South Korea, Chile and Brazil, have specifically authorized such funds. There also are investment opportunities in certain of such countries in pooled vehicles that resemble open- end investment companies. In accordance with the 1940 Act, a Fund may invest up to 10% of its total assets in securities of other investment companies, not more than 5% of which may be invested in any one such company. In addition, under the 1940 Act, a Fund may not own more than 3% of the total outstanding voting stock of any investment company. These restrictions on investments in securities of investment companies may limit opportunities for a Fund to invest indirectly in certain developing countries. Shares of certain investment companies may at times be acquired only at market prices representing premiums to their net asset values. If a Fund acquires shares of other investment companies, shareholders would bear both their proportionate share of expenses of the Fund (including management and advisory fees) and, indirectly, the expenses of such other investment companies.
          Depositary Receipts. A Fund may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) or other securities convertible into securities of issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, GDRs, in bearer form, are issued and designed for use outside the United States and EDRs (also referred to as Continental Depositary Receipts (“CDRs”)), in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are receipts typically issued by non-U.S. banks and trust companies that evidence ownership of either foreign or domestic securities. For purposes of a Fund’s investment policies, ADRs, GDRs and EDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR, GDR or EDR representing ownership of common stock will be treated as common stock.
          A Fund may invest in depositary receipts through “sponsored” or “unsponsored” facilities. While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants.
          A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to pass through voting rights to ADR holders in respect of the deposited securities. In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and thus there may not be a correlation between such information and the market value of the depositary receipts. Unsponsored ADRs tend to be less liquid than sponsored ADRs.
          Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary, and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.
          Foreign Sovereign Debt. The Fixed-Income Funds may invest in sovereign debt obligations issued by foreign governments. To the extent that a Fund invests in obligations issued by developing or emerging markets, these investments involve additional risks. Sovereign obligors in developing and emerging market countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit for finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the foreign sovereign debt securities in which a Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Fund’s holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.
Lending Portfolio Securities
          Each Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives collateral, with respect to each loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and, with respect to each loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned, and at all times thereafter shall require the borrower to mark-to-market such collateral on a daily basis so that the market value of such collateral does not fall below 100% of the market value of the portfolio securities so loaned. By lending its portfolio securities, a Fund can increase its income through the investment of the collateral. For the purposes of this policy, a Fund considers collateral consisting of cash, U.S. government securities or letters of credit issued by banks whose securities meet the standards for investment by the Fund to be the equivalent of cash. From time to time, a Fund may return to the borrower or a third party which is unaffiliated with it, and which is acting as a “placing broker,” a part of the interest earned from the investment of collateral received for securities loaned.
          The SEC currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) a Fund must receive from the borrower collateral equal to at least 100% of the value of the portfolio securities loaned; (2) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of such collateral; (3) a Fund must be able to terminate the loan at any time; (4) a Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) a Fund may pay only reasonable custodian fees in connection with the loan; and (6) while any voting rights on the loaned securities may pass to the borrower, a Fund’s board of trustees must be able to terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modification. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund’s ability to recover the loaned securities or dispose of the collateral for the loan.
          Investment of Securities Lending Collateral. The cash collateral received from a borrower as a result of a Fund’s securities lending activities will be used to purchase both fixed-income securities and other securities with debt-like characteristics that are rated A1 or P1 on a fixed rate or floating rate basis, including: bank obligations; commercial paper; investment agreements, funding agreements, or guaranteed investment contracts entered into with, or guaranteed by an insurance company; loan participations; master notes; medium term notes; repurchase agreements; and U.S. government securities. Except for the investment agreements, funding agreements or guaranteed investment contracts guaranteed by an insurance company, master notes, and medium term notes (which are described below), these types of investments are described elsewhere in the SAI. Collateral may also be invested in a money market mutual fund or short-term collective investment trust.

          Investment agreements, funding agreements, or guaranteed investment contracts entered into with, or guaranteed by an insurance company are agreements where an insurance company either provides for the investment of the Fund’s assets or provides for a minimum guaranteed rate of return to the investor.
          Master notes are promissory notes issued usually with large, creditworthy broker-dealers on either a fixed rate or floating rate basis. Master notes may or may not be collateralized by underlying securities. If the master note is issued by an unrated subsidiary of a broker-dealer, then an unconditional guarantee is provided by the issuer’s parent.
          Medium term notes are unsecured, continuously offered corporate debt obligations. Although medium term notes may be offered with a maturity from one to ten years, in the context of securities lending collateral, the maturity of the medium term note will not generally exceed two years.
Loan Participations and Assignments
          Each Fund may invest in Loan Participations and Assignments. Loan Participations typically will result in a Fund having a contractual relationship only with the lender, not with the borrower. A Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Loan Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Loan Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and a Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Loan Participation. As a result, a Fund will assume the credit risk of both the borrower and the lender that is selling the Loan Participation. In the event of the insolvency of the lender selling a Loan Participation, a Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. A Fund will acquire Loan Participations only if the lender interpositioned between the Fund and the borrower is determined by the subadviser to be creditworthy. When a Fund purchases Assignments from lenders, the Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.
          A Fund may have difficulty disposing of Assignments and Loan Participations. Because the market for such instruments is not highly liquid, the Fund anticipates that such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on the Fund’s ability to dispose of particular Assignments or Loan Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.
          In valuing a Loan Participation or Assignment held by a Fund for which a secondary trading market exists, the Fund will rely upon prices or quotations provided by banks, dealers or pricing services. To the extent a secondary trading market does not exist, the Fund’s Loan Participations and Assignments will be valued in accordance with procedures adopted by the Board of Trustees, taking into consideration, among other factors: (i) the creditworthiness of the borrower under the loan and the lender; (ii) the current interest rate; period until next rate reset and maturity of the loan; (iii) recent prices in the market for similar loans; and (iv) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.
Repurchase Agreements
          Each Fund may enter into repurchase agreements. In connection with the purchase by a Fund of a repurchase agreement from member banks of the Federal Reserve System or certain non-bank dealers, the Fund’s custodian, or a subcustodian, will have custody of, and will earmark or segregate securities acquired by the Fund under such repurchase agreement. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date.

Repurchase agreements are considered by the staff of the U.S. Securities and Exchange Commission (“SEC”) to be loans by the Fund. Repurchase agreements may be entered into with respect to securities of the type in which the Fund may invest or government securities regardless of their remaining maturities, and will require that additional securities be deposited if the value of the securities purchased should decrease below resale price. Repurchase agreements involve certain risks in the event of default or insolvency by the other party, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which a Fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the repurchase agreement. A Fund’s subadviser reviews the creditworthiness of those banks and non-bank dealers with which the Funds enter into repurchase agreements to evaluate these risks.
Restricted, Non-Publicly Traded and Illiquid Securities
          A Fund may not invest more than 15% (5% for the NVIT Money Market Fund) of its net assets, in the aggregate, in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, time deposits maturing in more than seven days and securities that are illiquid because of the absence of a readily available market or legal or contractual restrictions on resale or other factors limiting the marketability of the security. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.
          Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. In addition, for purposes of the NVIT Money Market Fund, a security is illiquid if it cannot be sold or disposed of within the ordinary course of business within seven calendar days at approximately the value ascribed to it by the Fund. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Unless subsequently registered for sale, these securities can only be sold in privately negotiated transactions or pursuant to an exemption from registration. The Funds typically do not hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and a Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A Fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.
          In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.
          The SEC has adopted Rule 144A which allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers.
          Any such restricted securities will be considered to be illiquid for purposes of a Fund’s limitations on investments in illiquid securities unless, pursuant to procedures adopted by the Board of Trustees of the Trust (“Board of Trustees”), the Fund’s subadviser has determined such securities to be liquid because such securities are eligible for resale pursuant to Rule 144A and are readily saleable. To the extent that qualified institutional buyers may become uninterested in purchasing Rule 144A securities, a Fund’s level of illiquidity may increase.
          A Fund may sell over-the-counter (“OTC”) options and, in connection therewith, earmark or segregate assets to cover its obligations with respect to OTC options written by the Fund. The assets used as cover for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.
          A Fund’s subadviser will monitor the liquidity of restricted securities in the portion of a Fund it manages. In reaching liquidity decisions, the following factors are considered: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).
          Private Placement Commercial Paper. Commercial paper eligible for resale under Section 4(2) of the Securities Act is offered only to accredited investors. Rule 506 of Regulation D in the Securities Act lists investment companies as an accredited investor.
          Section 4(2) paper not eligible for resale under Rule 144A under the Securities Act shall be deemed liquid if (1) the Section 4(2) paper is not traded flat or in default as to principal and interest; (2) the Section 4(2) paper is rated in one of the two highest rating categories by at least two NRSROs, or if only one NRSRO rates the security, it is rated in one of the two highest categories by that NRSRO; and (3) the Fund’s subadviser believes that, based on the trading markets for such security, such security can be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the security.
Reverse Repurchase Agreements and Mortgage Dollar Rolls
          Each Fund may engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry, or for arbitrage transactions discussed below. In a reverse repurchase agreement, a Fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. A Fund generally retains the right to interest and principal payments on the security. Since a Fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing under the 1940 Act (see “Borrowing”). When required by guidelines of the SEC, a Fund will segregate or earmark permissible liquid assets to secure its obligations to repurchase the security. At the time a Fund enters into a reverse repurchase agreement, it will establish and maintain segregated or earmarked liquid assets with an approved custodian having a value not less than the repurchase price (including accrued interest). The segregated or earmarked liquid assets will be marked-to-market daily and additional assets will be segregated or earmarked on any day in which the assets fall below the repurchase price (plus accrued interest). A Fund’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such determination.
          The Fixed-Income Funds may also invest in mortgage dollar rolls, which are arrangements in which a Fund would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While a Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, the Fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. A Fund also could be compensated through the receipt of fee income equivalent to a lower forward price. At the time the Fund would enter into a mortgage dollar roll, it would earmark or set aside permissible liquid assets in a segregated account to secure its obligation for the forward commitment to buy mortgage-backed securities. Depending on whether the segregated or earmarked assets are cash equivalent or some other type of security, entering into mortgage dollar rolls may subject the Fund to additional interest rate sensitivity. If the segregated or earmarked assets are cash equivalents that mature prior to the mortgage dollar roll settlement, there is little likelihood that the sensitivity will increase; however, if the segregated or earmarked assets are subject to interest rate risk because they settle later, then the Fund’s interest rate sensitivity could increase. Mortgage dollar roll transactions may be considered a borrowing by the Funds (See “Borrowing”).
          Mortgage dollar rolls and reverse repurchase agreements may be used as arbitrage transactions in which a Fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date on the related mortgage dollar roll or reverse repurchase agreements. Since a Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities or repurchase agreements will be high quality and will mature on or before the settlement date of the mortgage dollar roll or reverse repurchase agreement, the Fund’s subadviser believes that such arbitrage transactions do not present the risks to the Fund that are associated with other types of leverage.
Securities of Investment Companies
          As permitted by the 1940 Act, a Fund may generally invest up to 10% of its total assets, calculated at the time of investment, in the securities of other open-end or closed-end investment companies. No more than 5% of a Fund’s total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. Notwithstanding these restrictions, each Fund may invest any amount, pursuant to Rule 12d1-1 of the 1940 Act, in affiliated or unaffiliated investment companies that hold themselves out as “money market funds” and which operate in accordance with Rule 2a-7 of the 1940 Act. A Fund will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Fund. Some of the countries in which a Fund may invest may not permit direct investment by outside investors. Investments in such countries may only be permitted through foreign government-approved or government-authorized investment vehicles, which may include other investment companies.
          SPDRs and other Exchange Traded Funds. A Fund may invest in Standard & Poor’s Depositary Receipts (“SPDRs”) and in shares of other exchange traded funds (collectively, “ETFs”). SPDRs are interests in unit investment trusts. Such investment trusts invest in a securities portfolio that includes substantially all of the common stocks (in substantially the same weights) as the common stocks included in a particular Standard & Poor’s Index such as the S&P 500®. SPDRs are traded on the American Stock Exchange, but may not be redeemed. The results of SPDRs will not match the performance of the designated S&P Index due to reductions in the SPDRs’ performance attributable to transaction and other expenses, including fees paid by the SPDR to service providers. SPDRs distribute dividends on a quarterly basis, although distributions by other ETFs may vary.
          ETF’s, including SPDRs, typically are not actively managed. Rather, an ETF’s usual objective is to track the performance of a specified index. Therefore, securities may be purchased, retained and sold by ETFs at times when an actively managed trust would not do so. As a result, a Fund can expect greater risk of loss (and a correspondingly greater prospect of gain) from changes in the value of the securities that are heavily weighted in the index than would be the case if the ETF was not fully invested in such securities. Because of this, an ETF’s price can be volatile, and a Fund may sustain sudden, and sometimes substantial, fluctuations in the value of its investment in such ETF.

Temporary Investments
          Generally each of the Funds will be fully invested in accordance with its investment objective and strategies. However, pending investment of cash balances or for other cash management purposes, or if a Fund’s subadviser believes that business, economic, political or financial conditions warrant, a Fund may invest without limit in cash or money market cash equivalents, including: (1) short-term U.S. government securities; (2) certificates of deposit, bankers’ acceptances, and interest-bearing savings deposits of commercial banks; (3) prime quality commercial paper; (4) repurchase agreements covering any of the securities in which the Fund may invest directly; and (5) subject to the limits of the 1940 Act, shares of other investment companies that invest in securities in which the Fund may invest. Should this occur, a Fund will not be pursuing its investment objective and may miss potential market upswings. Each Index Fund uses an indexing strategy and does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor securities performance, although each may use temporary investments pending investment of cash balances or to manage anticipated redemption activity.
PORTFOLIO TURNOVER
          The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities, excluding securities whose maturities at the time of purchase were one year or less. High portfolio turnover rates will generally result in higher brokerage expenses, and may increase the volatility of a Fund. The table below explains any significant variation in the Funds’ portfolio turnover rate for the fiscal years ended December 31, 2009 and 2008 or any anticipated variation in the portfolio turnover rate from that reported for the last fiscal year:

FUND	2009	2008
NVIT Bond Index Fund(1)	143.71%	66.57%
Gartmore NVIT International Equity Fund(1)	330.92	139.07
NVIT Developing Markets Fund(1)	124.25	67.43
NVIT Emerging Markets Fund(1)	121.34	63.87
NVIT Nationwide Fund(2)	85.37	373.58
NVIT Real Estate Fund(1)	31.82	19.78
NVIT Multi Sector Bond Fund(1)	256.64	85.31

[1]	The portfolio manager for the Fund is not limited by portfolio turnover in his management style, and the Fund’s portfolio turnover will fluctuate based on particular market conditions and stock valuations. In the fiscal year 2009, the portfolio manager made more changes than in fiscal year 2008.

[2]	The portfolio manager for the Fund is not limited by portfolio turnover in his management style, and the Fund’s portfolio turnover will fluctuate based on particular market conditions and stock valuations. In the fiscal year 2009, the portfolio manager made fewer changes than in fiscal year 2008.

INVESTMENT RESTRICTIONS
          The following are fundamental investment restrictions for each of the Funds which cannot be changed without the vote of the majority of the outstanding shares of the Fund for which a change is proposed. The vote of the majority of the outstanding securities means the vote of (i) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (ii) a majority of the outstanding securities, whichever is less.

Each of the Funds:
•	May not lend any security or make any other loan except that each Fund may, in accordance with its investment objective and policies, (i) lend portfolio securities, (ii) purchase and hold debt securities or other debt instruments, including but not limited to loan participations and subparticipations, assignments, and structured securities, (iii) make loans secured by mortgages on real property, (iv) enter into repurchase agreements, and (v) make time deposits with financial institutions and invest in instruments issued by financial institutions, and enter into any other lending arrangement as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.
•	May not purchase or sell real estate, except that each Fund may (i) acquire real estate through ownership of securities or instruments and sell any real estate acquired thereby, (ii) purchase or sell instruments secured by real estate (including interests therein), and (iii) purchase or sell securities issued by entities or investment vehicles that own or deal in real estate (including interests therein).
•	May not borrow money or issue senior securities, except that each Fund may enter into reverse repurchase agreements and may otherwise borrow money and issue senior securities as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

•	May not purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus or SAI of such Fund.

•	May not act as an underwriter of another issuer’s securities, except to the extent that each Fund may be deemed an underwriter within the meaning of the Securities Act in connection with the purchase and sale of portfolio securities.
In addition, each Fund, except Gartmore NVIT Worldwide Leaders Fund, NVIT S&P 500 Index Fund, NVIT Bond Index Fund, NVIT International Index Fund, NVIT Small Cap Index Fund, NVIT Enhanced Income Fund and NVIT Real Estate Fund:
•	May not purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the Fund’s total assets would be invested in such issuer or the Fund would hold more than 10% of the outstanding voting securities of the issuer, except that 25% or less of the Fund’s total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The NVIT Money Market Fund will be deemed to be in compliance with this restriction so long as it is in compliance with Rule 2a-7 under the 1940 Act, as such Rule may be amended from time to time.
Each Fund, except for NVIT Real Estate Fund:
•	May not purchase the securities of any issuer if, as a result, more than 25% (taken at current value) of the Fund’s total assets would be invested in the securities of issuers, the principal activities of which are in the same industry. This limitation does not apply to securities issued by the U.S. government or its agencies or instrumentalities.
Each of the NVIT Growth Fund, NVIT Nationwide Fund, NVIT Government Bond Fund and NVIT Money Market Fund:
•	May not purchase securities on margin, but the Fund may obtain such credits as may be necessary for the clearance of purchases and sales of securities and except as may be necessary to make margin payments in connection with derivative securities transactions.

The NVIT S&P 500 Index Fund, NVIT Bond Index Fund, NVIT International Index Fund, and NVIT Small Cap Index Fund:
•	May not purchase the securities of any issuer if, as a result, 25% or more (taken at current value) of the Fund’s total assets would be invested in the securities of issuers, the principal activities of which are in the same industry; provided, that in replicating the weightings of a particular industry in its target index, the Fund may invest more than 25% of its total assets in securities of issuers in that industry.
The NVIT Enhanced Income Fund:
•	May not purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the Fund’s total assets would be invested in such issuer or the Fund would hold more than 10% of the outstanding voting securities of the issuer, except that 25% or less of the Fund’s total assets may be invested without regard to such limitations. Practically speaking, this means that with respect to 75% of its assets, the Fund may not invest more than 5% of its assets in the securities of any one issuer, and may not hold more than 10% of the outstanding voting securities of such issuer. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

•	May not purchase the securities of any issuer if, as a result, 25% or more than (taken at current value) of the Fund’s total assets would be invested in the securities of issuers, the principal activities of which are in the same industry; provided, that in replicating the weightings of a particular industry in its target index, the Fund may invest more than 25% of its total assets in securities of issuers in that industry. This limitation does not apply to securities issued by the U.S. government or its agencies or instrumentalities and obligations issued by state, country or municipal governments. The following industries are considered separate industries for purposes of this investment restriction: electric, natural gas distribution, natural gas pipeline, combined electric and natural gas, and telephone utilities, captive borrowing conduit, equipment finance, premium finance, leasing finance, consumer finance and other finance.
Concentration Policies
          The following Fund invests 25% or more of its assets in the securities of companies in the same or related industries as described below:
THE NVIT REAL ESTATE FUND*:
•	Shall invest more than 25% of its total assets in the securities of issuers in real estate industries.

*	For purposes of calculation of this restriction, the Fund considers whether it has invested 25% or more of its total assets in the companies of the required industries.
          The following are the non-fundamental operating policies of each of the Funds, except NVIT Nationwide Fund, NVIT Growth Fund, NVIT Government Bond Fund and NVIT Money Market Fund, which may be changed by the Board of Trustees of the Trust without shareholder approval:
Each Fund may not:
•	Sell securities short (except for the NVIT Mid Cap Index Fund), unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short or unless it covers such short sales as required by the current rules and positions of the SEC or its staff, and provided that short positions in forward currency contracts, options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short. The NVIT Mid Cap Index Fund may only sell securities short in accordance with the description contained in their respective Prospectuses or in this SAI.

•	Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with options, futures contracts, options on futures contracts, and transactions in currencies or other derivative instruments shall not constitute purchasing securities on margin.

•	Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid. If any percentage restriction or requirement described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in net asset value will not constitute a violation of such restriction or requirement. However, should a change in net asset value or other external events cause a Fund’s investments in illiquid securities including repurchase agreements with maturities in excess of seven days, to exceed the limit set forth above for such Fund’s investment in illiquid securities, a Fund will act to cause the aggregate amount of such securities to come within such limit as soon as is reasonably practicable. In such an event, however, such a Fund would not be required to liquidate any portfolio securities where a Fund would suffer a loss on the sale of such securities.

•	Pledge, mortgage or hypothecate any assets owned by the Fund except as may be necessary in connection with permissible borrowings or investments and then such pledging, mortgaging, or hypothecating may not exceed 33 1/3% of the Fund’s total assets at the time of the borrowing or investment.
Each of the Funds, except the NVIT Bond Index Fund, NVIT International Index Fund, and NVIT Small Cap Index fund, may not:
•	Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or as otherwise permitted under the 1940 Act.
          The following are the non-fundamental operating policies of the NVIT Growth Fund, NVIT Nationwide Fund, NVIT Government Bond Fund and NVIT Money Market Fund which may be changed by the Board of Trustees of the Trust without shareholder approval:
Each Fund may not:
•	Make short sales of securities.

•	Purchase or otherwise acquire any other securities if, as a result, more than 15% (5% with respect to the NVIT Money Market Fund) of its net assets would be invested in securities that are illiquid. If any percentage restriction or requirement described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in net asset value will not constitute a violation of such restriction or requirement. However, should a change in net asset value or other external events cause a Fund’s investments in illiquid securities including repurchase agreements with maturities in excess of seven days, to exceed the limit set forth above for such Fund’s investment in illiquid securities, a Fund will act to cause the aggregate amount of such securities to come within such limit as soon as is reasonably practicable. In such event, however, such Fund would not be required to liquidate any portfolio securities where a Fund would suffer a loss on the sale of such securities.

•	Purchase securities of other investment companies, except (a) in connection with a merger, consolidation, acquisition or reorganization and (b) to the extent permitted by the 1940 Act, or any rules or regulations thereunder, or pursuant to any exemption therefrom.

          Certain Funds have adopted a non-fundamental policy, as required by Rule 35d-1 under the 1940 Act, to invest, under normal circumstances, at least 80% the Fund’s net assets in the type of investment suggested by the Fund’s name (“80 Percent Policy”). The scope of the 80 Percent Policy includes Fund names suggesting that a Fund focuses its investments in: (i) a particular type of investment or investments; (ii) a particular industry or group of industries; or (iii) certain countries or geographic regions. The 80 Percent Policy also applies to a Fund name suggesting that the Fund’s distributions are exempt from federal income tax or from both federal and state income tax. Each Fund that has adopted the 80 Percent Policy also has adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change in such investment policy.
THE NEUBERGER BERMAN NVIT SOCIALLY RESPONSIBLE FUND:
•	May not purchase securities of issuers that derive more than 5% of their total revenue from the production of alcohol, tobacco, weapons or nuclear power and may not purchase securities of issuers deriving more than 5% of total revenue from gambling.
          The investment objectives of each of the Funds are not fundamental and may be changed by the Board of Trustees without shareholder approval.
Social Investment Guidelines for the Neuberger Berman NVIT Socially Responsible Fund (this section applies to the Neuberger Berman NVIT Socially Responsible Fund only)
          All social screens require interpretation in their application and is at the discretion of the portfolio management team. The following discussion provides further detail about the interpretation of the Fund’s Social Investment Guidelines.
Tobacco
          Manufacturers. The Fund does not buy or hold that companies derive 5% or more of revenues from the manufacture of tobacco products. This screen primarily excludes producers of cigarettes, cigars, pipe tobacco, and smokeless tobacco products (snuff and chewing tobacco).
          Processors and Suppliers. The Fund does not buy or hold companies that are in the business of processing tobacco and supplying tobacco to these manufacturers.
          Retail Sales. The Fund does not buy or hold companies that derive a majority of revenues from the retail sale of tobacco products.
          Tobacco-Related Products. The Fund does not buy or hold companies that derive a majority of revenues from the sale of goods used in the actual manufacture tobacco products, such as cigarette papers and filters.
          The Fund may buy or hold companies that sell certain key products to the tobacco industry. These items include: cigarette packets, boxes, or cartons; the paperboard used in the manufacture of cigarette boxes or cartons; the cellophane wrap used to enclose cigarette packets or boxes; magazine or newspaper space sold for cigarette advertisements; and billboard space rented for cigarette advertisements. In general, the portfolio managers of the Fund do not exclude such companies from investment, although it may reconsider companies that derive substantial revenues from these activities on a case-by-case basis.
Alcohol
          Manufacturers and Producers. The Fund does not buy or hold companies that derive 5% or more of revenues from the manufacture of alcoholic beverages. This screen primarily excludes distillers of hard liquors, brewers, and vintners.

          Retail Sales. The Fund does not buy or hold companies that derive a majority of revenues from the retail sale of alcoholic beverages. This screen relates primarily to restaurant chains and convenience stores.
          The Fund may buy or hold:
▪	agricultural products companies that sell products to the alcohol industry for use in the production of alcoholic beverages (primarily grain alcohol producers); or

▪	companies that sell unprocessed agricultural goods, such as barley or grapes, to producers of alcoholic beverages.
Gambling
          Owners and Operators. The Fund does not buy or hold companies that derive 5% or more of revenues from the provision of gaming services. This screen primarily excludes owners and operators of casinos, riverboat gambling facilities, horse tracks, dog tracks, bingo parlors, or other betting establishments.
          Manufacturers of Gaming Equipment. The Fund does not buy or hold companies that derive 5% or more of revenues from the manufacture of gaming equipment or the provision of goods and services to lottery operations.
     The Fund may buy or hold companies that:
▪	provide specialized financial services to casinos; or

▪	sell goods or services that are clearly nongaming-related to casinos or other gaming operations.
Nuclear Power
          Owners and Operators. The Fund does not buy or hold companies that are owners or operators of nuclear power plants. This screen primarily excludes major electric utility companies.
          The Fund may buy or hold:
▪	engineering or construction companies that are involved in the construction of a nuclear power plant or provide maintenance services to such plants in operation; or

▪	electric utility companies that are purchasers and distributors of electricity that may have come from nuclear power plants (but are not themselves owners of such plants).
Military Contracting
          Major Prime Contractors. The Fund does not buy or hold companies that derive 5% or more of revenues from weapons-related contracts. Although this screen permits the Fund to invest in companies that derive less than 5% of revenues from weapons contracts, the Fund generally avoids large military contractors that have weapons-related contracts that total less than 5% of revenues but are, nevertheless, large in dollar value and exclusively designed for weapons-related activities. While it is often difficult to obtain precise weapons contracting figures, the portfolio managers of the Fund will make a good faith effort to do so.
          Non-Weapons-Related Sales to the Department of Defense. The Fund does not buy or hold companies that derive their total revenue primarily from non-consumer sales to the Department of Defense (“DoD”). In some cases, it is difficult to clearly distinguish between contracts that are weapons-related and those that are not. For example, is jet fuel for fighter aircraft a weapons-related product? The portfolio managers of the Fund have decided to treat jet fuel as a civilian product and may buy or hold a company that produces it. The portfolio managers of the Fund will use their best judgment in making such determinations.
          The Fund may buy or hold companies that:
▪	have some minor military business;

▪	have some contracts with the DoD for goods and services that are clearly not weapons-related; or

▪	manufacture computers, electric wiring, and semiconductors or that provide telecommunications systems (in the absence of information that these products and services are weapons-related).
Firearms
          Manufacturers. The Fund does not buy or hold companies that produce firearms such as pistols, revolvers, rifles, shotguns, or sub-machine guns. The Fund will also not buy or hold companies that produce small arms ammunition.
          Retailers. The Fund does not buy or hold companies that derive a majority of revenues from the wholesale or retail distribution of firearms or small arms ammunition.
Environment
          Best of Class Approach
          The Fund seeks to invest in companies that have demonstrated a commitment to environmental stewardship. Among other things, it will look for companies:
▪	that have integrated environmental management systems;

▪	that have measurably reduced their Toxic Release Inventory (TRI) emissions to air, land, or water (on-and off-site releases);

▪	whose TRI emissions are substantially lower than their peers;

▪	that participate in voluntary environmental initiatives led by governmental agencies such as the Environmental Protection Agency (EPA), non-industry organizations, or community groups;

▪	that are committed to the public disclosure of corporate environmental information, such as signatories to CERES (Coalition for Environmentally Responsible Economies) or participants in the GRI (Global Reporting Initiative); or

▪	have innovative processes or products that offer an environmental benefit.
Environmental Risk
          The Fund seeks to avoid companies whose products it has determined pose unacceptable levels of environmental risk. To that end, the Fund does not buy or hold companies that:
▪	are major manufacturers of hydrochloroflurocarbons (HCFCs), bromines, or other ozone-depleting chemicals;

▪	are major manufacturers of pesticides or chemical fertilizers;

▪	operate in the gold mining industry; or

▪	design, market, own, or operate nuclear power plants (see Nuclear Power section).

          The portfolio managers of the Fund seriously consider a company’s environmental liabilities, both accrued and unaccrued, as a measure of environmental risk. It views public disclosure of these liabilities as a positive step.
Regulatory Problems
     The Fund seeks to avoid companies with involvement in major environmental controversies. It will look at a combination of factors in this area and will decide if, on balance, a company qualifies for investment. Negative factors may include:
▪	environmental fines or penalties issued by a state or federal agency or court over the most recent three calendar years; and/or

▪	highly publicized community environmental lawsuits or controversies.

Positive factors may include:

▪	good environmental management systems;

▪	progress in implementing environmental programs; and

▪	public disclosure of environmental policies, goals, and progress toward those goals.
     If a company already held in the Fund becomes involved in an environmental controversy, the portfolio managers of the Fund will communicate with the company to press for positive action. The Fund will not necessarily divest the company’s shares if the portfolio managers perceive a path to remediation and policies and procedures are implemented to mitigate risk of recurrence.
Diversity
     The Fund strives to invest in companies that are leaders in promoting diversity in the workplace. Among other things, it will look for companies that:
▪	promote women and people of color into senior line positions;

▪	appoint women and people of color to their boards of directors;

▪	offer diversity training and support groups;

▪	purchase goods and services from women- and minority-owned firms; and

▪	have implemented innovative hiring, training, or other programs for women, people of color, and/or the disabled, or otherwise have a superior reputation in the area of diversity.
     The portfolio managers of the Fund attempt to avoid companies with recent major discrimination lawsuits related to gender, race, disability, or sexual orientation. In general, the Fund does not buy companies:
▪	that are currently involved in unsettled major class action discrimination lawsuits;

▪	that are currently involved in unsettled major discrimination lawsuits involving the U.S. Department of Justice or the EEOC (Equal Employment Opportunity Commission); or

▪	with exceptional historical patterns of discriminatory practices.
     Although the portfolio managers of the Fund view companies involved in non-class action discrimination lawsuits and/or lawsuits that have been settled or ruled upon with some concern, it may buy or hold such companies. These types of lawsuits will be given particular weight if a company does not have a strong record of promoting diversity in the workplace.
     While the Fund encourages companies to have diverse boards of directors and senior management, the absence of women and minorities in these positions does not warrant a company’s exclusion from the Fund.

If a company already held in the Fund becomes involved in a discrimination controversy, the portfolio managers of the Fund will communicate with the company to press for positive action. The Fund will not necessarily divest the company’s shares if it perceives a path to remediation and policies and procedures are implemented to mitigate risk of recurrence.
Employment and Workplace Practices
     The Fund endeavors to invest in companies whose employment and workplace practices are considered progressive. Among other things, it will look for companies that:
▪	offer benefits such as maternity leave that exceeds the 12 unpaid weeks mandated by the federal government; paid maternity leave; paternity leave; subsidized child and elder care (particularly for lower-paid staff); flexible spending accounts with dependent care options; flextime or job-sharing arrangements; phaseback for new mothers; adoption assistance; a full time work/family benefits manager; and/or health and other benefits for same-sex domestic partners of its employees;

▪	have taken extraordinary steps to treat their unionized workforces fairly; and

▪	have exceptional workplace safety records, particularly OSHA Star certification for a substantial number of its facilities and/or a marked decrease in their lost time accidents and workers compensation rates.
     The Fund will seek to avoid investing in companies that have:
▪	demonstrated a blatant disregard for worker safety; or

▪	historically had poor relations with their unionized workforces, including involvement in unfair labor practices, union busting, and denying employees the right to organize.
     Although the portfolio managers of the Fund are deeply concerned about the labor practices of companies with international operations, it may buy or hold companies that are currently or have been involved in related controversies. The portfolio managers of the Fund recognize that it is often difficult to obtain accurate and consistent information in this area; however, it will seek to include companies that are complying with or exceeding International Labour Organization (ILO) standards.
Community Relations
          The portfolio managers of the Fund believe that it is important for companies to have positive relations with the communities in which they are located – communities of all races and socio-economic status. It will seek to invest in companies that:
▪	have open communications within the communities in which they operate;

▪	make generous cash donations to charitable organizations, particularly multi-year commitments to local community groups; and

▪	offer incentives (such as paid time off) to employees to volunteer their time with charitable organizations.
          The Fund seeks to avoid companies with involvement in recent environmental controversies that have significantly affected entire communities (See Environment, Regulatory Problems). The portfolio managers of the Fund will be particularly stringent with companies that do not have positive relations with the communities in which they operate.
          If a company already held in the Fund becomes involved in a community controversy, the portfolio managers of the Fund will communicate with the company to press for positive action. The Fund will not necessarily divest the company’s shares if it perceives a path to remediation and policies and procedures are implemented to mitigate risk of recurrence.

Product Safety
          The Fund seeks to avoid companies whose products have negative public health implications. Among other things, the portfolio managers of the Fund will consider:
▪	the nature of a company’s products; or

▪	whether a company has significant (already accrued or settled lawsuits) or potentially significant (pending lawsuits or settlements) product liabilities.
General
          Corporate Actions. If a company held in the Fund subsequently becomes involved in tobacco, alcohol, gambling, weapons, or nuclear power (as described above) through a corporate acquisition or change of business strategy, and no longer satisfies the Social Investment Guidelines, the Fund will eliminate the position at the time deemed appropriate by the Fund given market conditions. The Fund will divest such companies whether or not they have taken strong positive initiatives in the other social issue areas that the Fund considers. In such a case, the Fund may sell a position in a company at a loss.
          Ownership. The Fund does not buy or hold companies that are majority owned by companies that are excluded by its Social Investment Guidelines.
Internal Revenue Code Restrictions
          In addition to the investment restrictions above, each Fund must be diversified according to Internal Revenue Code requirements. Specifically, at each tax quarter end, each Fund’s holdings must be diversified so that (a) at least 50% of the market value of its total assets is represented by cash, cash items (including receivables), U.S. government securities, securities of other U.S. regulated investment companies, and other securities, limited so that no one issuer has a value greater than 5% of the value of the Fund’s total assets and that the Fund holds no more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than those of the U.S. Government or other U.S. regulated investment companies) of any one issuer, or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.
          Also, there are four requirements imposed on the Funds under Subchapter L of the Internal Revenue Code because they are used as investment options funding variable insurance products.
1)	A Fund may invest no more that 55% of its total assets in one issuer (including securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities);

2)	A Fund may invest no more that 70% of its total assets in two issuers (including securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities);

3)	A Fund may invest no more that 80% of its total assets in three issuers (including securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities);

4)	A Fund may invest no more that 90% of its total assets in four issuers (including securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities);
          Each U.S. government agency or instrumentality shall be treated as a separate issuer.
Insurance Law Restrictions
          In connection with the Trust’s agreement to sell shares to separate accounts to fund benefits payable under variable life insurance policies and variable annuity contracts, the Trust’s investment adviser, Nationwide Fund Advisors (“NFA” or the “Adviser”) and the insurance companies may enter into agreements, required by certain state insurance departments, under which the NFA may agree to use their best efforts to assure and permit insurance companies to monitor that each Fund of the Trust complies with the investment restrictions and limitations prescribed by state insurance laws and regulations applicable to the investment of separate account assets in shares of mutual funds. If a Fund failed to comply with such restrictions or limitations, the separate accounts would take appropriate action which might include ceasing to make investments in the Fund or withdrawing from the state imposing the limitation. Such restrictions and limitations are not expected to have a significant impact on the Trust’s operations.
DISCLOSURE OF PORTFOLIO HOLDINGS
          The Board of Trustees of the Trust has adopted policies and procedures regarding the disclosure of portfolio holdings information to protect the interests of Fund shareholders and to address potential conflicts of interest that could arise between the interests of Fund shareholders and the interests of the Funds’ investment adviser, principal underwriter or affiliated persons of the Funds’ investment adviser or principal underwriter. The Trust’s overall policy with respect to the release of portfolio holdings is to release such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Subject to the limited exceptions described below, the Trust will not make available to anyone non-public information with respect to its portfolio holdings until such time as the information is made available to all shareholders or the general public.
          The policies and procedures are applicable to NFA and any subadviser to the Funds. Pursuant to the policy, the Funds, NFA, any subadviser, and any service provider acting on their behalf are obligated to:
•	Act in the best interests of Fund shareholders by protecting non-public and potentially material portfolio holdings information;

•	Ensure that portfolio holdings information is not provided to a favored group of clients or potential clients; and

•	Adopt such safeguards and controls around the release of client information so that no client or group of clients is unfairly disadvantaged as a result of such release.
          Portfolio holdings information that is not publicly available will be released selectively only pursuant to the exceptions described below. In most cases, where an exception applies, the release of portfolio holdings is strictly prohibited until the information is at least 15 calendar days old. Nevertheless, NFA’s Executive Committee or its duly authorized delegate may authorize, where circumstances dictate, the release of more current portfolio holdings information.
          Each Fund posts onto the Trust’s internet site (www.nationwide.com/mutualfunds) substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month, and remain available on the internet site until the Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the SEC. The Funds disclose their complete portfolio holdings information to the SEC using Form N-Q within 60 days of the end of the first and third quarter ends of the Funds’ fiscal year and on Form N-CSR on the second and fourth quarter ends of the Funds’ fiscal year. Form N-Q is not required to be mailed to shareholders, but is made public through the SEC’s electronic filings. Shareholders receive either complete portfolio holdings information or summaries of Fund portfolio holdings with their annual and semiannual reports.
          Exceptions to the portfolio holdings release policy described above can only be authorized by NFA’s Executive Committee or its duly authorized delegate and will be made only when:
•	A Fund has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public;

•	The recipient of the information provides written assurances that the non-public portfolio holdings information will remain confidential and that persons with access to the information will be prohibited from trading based on the information; and

•	The release of such information would not otherwise violate the antifraud provisions of the federal securities laws or the Funds’ fiduciary duties.
          Under this policy, the receipt of compensation by a Fund, NFA, a subadviser, or an affiliate as consideration for disclosing non-public portfolio holdings information will not be deemed a legitimate business purpose.
          The Funds have ongoing arrangements to distribute information about the Funds’ portfolio holdings to the Funds’ third party service providers described herein (e.g., investment adviser, subadvisers, registered independent public accounting firm, administrator, transfer agent, sub-administrator, sub-transfer agent, custodian and legal counsel) as well as Lipper Inc., Morningstar, Inc., RiskMetrics Group, Inc., FactSet Research Systems, Inc., the Investment Company Institute, and on occasion, to State Street Bank and Trust Company where it provides portfolio transition management assistance (e.g., upon change of subadviser, etc.). These organizations are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Funds. No compensation or other consideration is received by the Funds, NFA or any other party in connection with each such ongoing arrangement.
          NFA conducts periodic reviews of compliance with the policy and the Funds’ Chief Compliance Officer provides annually a report to the Board of Trustees regarding the operation of the policy and any material changes recommended as a result of such review. NFA’s compliance staff will also annually submit to the Board a list of exceptions granted to the policy, including an explanation of the legitimate business purpose of the Fund that was served as a result of the exception.
TRUSTEES AND OFFICERS OF THE TRUST
Management Information
Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are listed in the table below. The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the last five years in any publicly-traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 55 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

			NUMBER OF	OTHER
	POSITION(S)		PORTFOLIOS IN	DIRECTORSHIP	EXPERIENCE,
	HELD WITH		THE	S HELD BY	QUALIFICATIONS,
	THE TRUST	PRINCIPAL	NATIONWIDE	TRUSTEE	ATTRIBUTES, AND
	AND LENGTH	OCCUPATION(S) DURING	FUND COMPLEX	DURING THE	SKILLS FOR
NAME AND	OF TIME	PAST 5 YEARS	OVERSEEN BY	PAST FIVE	BOARD
YEAR OF BIRTH	SERVED[1]	(OR LONGER)	TRUSTEE	YEARS[2]	MEMBERSHIP
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	86	None	Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.

			NUMBER OF	OTHER
	POSITION(S)		PORTFOLIOS IN	DIRECTORSHIP	EXPERIENCE,
	HELD WITH		THE	S HELD BY	QUALIFICATIONS,
	THE TRUST	PRINCIPAL	NATIONWIDE	TRUSTEE	ATTRIBUTES, AND
	AND LENGTH	OCCUPATION(S) DURING	FUND COMPLEX	DURING THE	SKILLS FOR
NAME AND	OF TIME	PAST 5 YEARS	OVERSEEN BY	PAST FIVE	BOARD
YEAR OF BIRTH	SERVED[1]	(OR LONGER)	TRUSTEE	YEARS[2]	MEMBERSHIP
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	86	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry) Terex Corporation (construction equipment), and Minerals Technology, Inc. (specialty chemicals)	Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

C. Brent DeVore 1940	Trustee since June 1990	Retired. Dr. DeVore served as the interim President of Greensboro College from 2009 though April 2010. He served as President of Otterbein College from July 1984 through July 2009, and as President of Davis and Elkins College from 1982 through 1984.	86	None	Significant board experience, including service on 28 boards over three decades; significant executive experience, including past service as a college president.

			NUMBER OF	OTHER
	POSITION(S)		PORTFOLIOS IN	DIRECTORSHIP	EXPERIENCE,
	HELD WITH		THE	S HELD BY	QUALIFICATIONS,
	THE TRUST	PRINCIPAL	NATIONWIDE	TRUSTEE	ATTRIBUTES, AND
	AND LENGTH	OCCUPATION(S) DURING	FUND COMPLEX	DURING THE	SKILLS FOR
NAME AND	OF TIME	PAST 5 YEARS	OVERSEEN BY	PAST FIVE	BOARD
YEAR OF BIRTH	SERVED[1]	(OR LONGER)	TRUSTEE	YEARS[2]	MEMBERSHIP
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison Group LLC (management consulting company) from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was Managing Partner of marchFIRST, a global management consulting firm.	86	None	Significant board experience; significant executive experience, including past service as a partner of management consulting companies; significant legal experience, including past service as general counsel for a major brokerage firm and a public company.

Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of OppenheimerFunds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	86	None	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

			NUMBER OF	OTHER
	POSITION(S)		PORTFOLIOS IN	DIRECTORSHIP	EXPERIENCE,
	HELD WITH		THE	S HELD BY	QUALIFICATIONS,
	THE TRUST	PRINCIPAL	NATIONWIDE	TRUSTEE	ATTRIBUTES, AND
	AND LENGTH	OCCUPATION(S) DURING	FUND COMPLEX	DURING THE	SKILLS FOR
NAME AND	OF TIME	PAST 5 YEARS	OVERSEEN BY	PAST FIVE	BOARD
YEAR OF BIRTH	SERVED[1]	(OR LONGER)	TRUSTEE	YEARS[2]	MEMBERSHIP
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association - College Retirement Equities Fund).	86	None	Significant board experience; significant executive and portfolio management experience in the investment management industry.

Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler has been a board member of Compete Columbus (economic development group for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of The Columbus Foundation (a community foundation that manages over 1,700 individual funds and investments) since February 2002.	86	None	Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations.

			NUMBER OF	OTHER
	POSITION(S)		PORTFOLIOS IN	DIRECTORSHIP	EXPERIENCE,
	HELD WITH		THE	S HELD BY	QUALIFICATIONS,
	THE TRUST	PRINCIPAL	NATIONWIDE	TRUSTEE	ATTRIBUTES, AND
	AND LENGTH	OCCUPATION(S) DURING	FUND COMPLEX	DURING THE	SKILLS FOR
NAME AND	OF TIME	PAST 5 YEARS	OVERSEEN BY	PAST FIVE	BOARD
YEAR OF BIRTH	SERVED[1]	(OR LONGER)	TRUSTEE	YEARS[2]	MEMBERSHIP
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	86	None	Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly-owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

[1]	Length of time served includes time served with the Trust’s predecessors.

[2]	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Responsibilities of the Board of Trustees
          The Board of Trustees (the “Board”) has oversight responsibility for the conduct of the affairs of the Trust. The Board approves and regularly monitors policies and procedures regarding the operation of the Trust, and elects the Officers of the Trust to perform the daily functions of the Trust. The Chairman of the Board of Trustees is an Independent Trustee.
Board Leadership Structure
          All of the Trustees of the Trust are Independent Trustees. This structure is reviewed by the Board regularly, and the Board believes it to be appropriate and effective. The Board believes that its leadership structure is appropriate given its specific characteristics, including, but not limited to: (i) the extensive oversight provided by the Funds’ adviser over the affiliated and unaffiliated subadvisers that conduct the day-to-day management of the Funds; (ii) the extent to which the work of the Board is conducted through the Committees, each of which consists of Independent Trustees; and (iii) the extent to which the Independent Trustees meet as needed, together with their independent legal counsel, in the absence of members of management. The Board also completes an annual self-assessment during which it reviews its leadership and Committee structure, and considers whether its structure remains appropriate in light of the Funds’ current operations.
          Each Trustee shall hold office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement, or inability otherwise to serve, or, if sooner than any of such events, until the next meeting of shareholders called for the purpose of electing Trustees or consent of shareholders in lieu thereof for the election of Trustees, and until the election and qualification of his or her successor. The Board of Trustees may fill any vacancy on the Board provided that, after such appointment, at least two-thirds of the Trustees have been elected by shareholders. Any Trustee may be removed by the Board, with or without cause, by action of a majority of the Trustees then in office, or by a vote of shareholders at any meeting called for that purpose. In addition to conducting an annual self-assessment, the Board completes biennial peer evaluations, which focus on the performance and effectiveness of the individual members of the Board. Trustees that do not perform in a manner determined to be satisfactory by their Trustee peers shall be asked to resign from the Board.
          The Officers of the Trust are appointed by the Board, or, to the extent permitted by the Trust’s By-laws, by the President of the Trust, and each shall serve at the pleasure of the Board, or, to the extent permitted by the Trust’s By-laws, and except for the Chief Compliance Officer, at the pleasure of the President of the Trust, subject to the rights, if any, of an Officer under any contract of employment. The Trust’s Chief Compliance Officer must be approved by a majority of the Independent Trustees. Subject to the rights, if any, of an Officer under any contract of employment, any Officer may be removed, with or without cause, by the Board at any regular or special meeting of the Board, or, to the extent permitted by the Trust’s By-laws, by the President of the Trust; provided, that only the Board may remove, with or without cause, the Chief Compliance Officer of the Trust.
Board Oversight of Trust Risk
          The Board of Trustees’ role is one of oversight, rather than active management. This oversight extends to the Funds’ risk management processes. Those processes are embedded in the responsibilities of Officers of the Funds. The Officers of the Funds, including the President and Chief Executive Officer, Chief Financial Officer, Chief Investment Officer, Chief Compliance Officer and Chief Operating Officer, report to the Board and to the Chairs of its Committees on a variety of risk-related matters, including the risks inherent in each Officer’s area of responsibility, at regular meetings of the Board and on an ad hoc basis.
          The Fund has retained NFA as the Funds’ investment adviser and NFM as the Funds’ administrator. NFA and NFM are responsible for the day-to-day operations of the Funds. NFA has delegated the day-to-day management of the investment activities of each Fund, with the exception of the Funds of Funds, to one or more sub-advisers. NFA and NFM are primarily responsible for the Funds’ operations and for supervising the services provided to the Funds by each service provider, including risk management services provided by the Funds’ subadvisers. The Board provides oversight of the services provided by each of the service providers, including the risk management and oversight services provided by NFA. In the course of providing that oversight, the Board receives a wide range of reports on the Funds’ activities from NFA, NFM and various service providers, including the subadvisers, regarding, among other things, each Fund’s investment portfolio and performance, the compliance of the Funds with applicable laws, and the Funds’ financial accounting and reporting. Several such reports pertain specifically to risk management and are presented to the Board quarterly, including, but not limited to: (i) the Sub-Adviser Oversight Report, (ii) the Vendor Oversight Report, and (iii) the Close Review/Watch List Reports. The Board also meets periodically with the Trust’s Chief Compliance Officer to receive reports regarding the compliance of each Fund with the federal securities laws and the Fund’s internal compliance policies and procedures. The Board also meets at least annually with the Trust’s Chief Compliance Officer to review the Chief Compliance Officer’s annual report, including the Chief Compliance Officer’s compliance risk assessments for the Funds. The Board also meets periodically with the portfolio managers of the Funds to receive reports regarding the management of the Funds, including each Fund’s investment risks.
Committees of the Board of Trustees
          The Board of Trustees has four standing committees: Audit, Valuation and Operations, Nominating and Fund Governance, and Investment Committees.
          The purposes of the Audit Committee are to: (a) oversee the Trust’s accounting, financial, and risk reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain of its service providers; (b) oversee the quality and objectivity of the Trust’s financial statements and the independent audit thereof; (c) ascertain the independence of the Trust’s independent auditors; (d) act as a liaison between the Trust’s independent auditors and the Board; (e) approve the engagement of the Trust’s independent auditors to (i) render audit and non-audit services for the Trust and (ii) render non-audit services for the Trust’s investment adviser (other than a subadviser whose role is primarily portfolio management and is overseen by another investment adviser) and certain other entities under common control with the Trust’s investment adviser, if the engagement relates to the Trust’s operations and financial reporting; (f) meet and consider the reports of the Trust’s independent auditors; and (g) review and make recommendations to the Board regarding the Code of Ethics of the Trust and that of all Trust’s advisers, subadvisers, and principal underwriters, and annually review changes to, violations of, and certifications with respect to such Code of Ethics; and (h) oversee the Trust’s written policies and procedures adopted under Rule 38a-1 of the 1940 Act and oversee the appointment and performance of the Trust’s designated Chief Compliance Officer. The Audit Committee receives regular reports with respect to risk management, including the Service Provider Report, the Annual Compliance Risk Assessment of Sub-Advisers, Compliance Risk Assessments of NFG, and the Annual Rule 38a-1 Compliance Program and Annual CCO Report. The function of the Audit Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control, including with respect to risk management, and the independent auditors’ responsibility to plan and carry out a proper audit. The independent auditors are ultimately accountable to the Board and the Audit Committee, as representatives of the Trust’s shareholders. Each of the members have a working knowledge of basic finance and accounting matters, and are not interested persons of the Trust, as defined in the 1940 Act. The Audit Committee met six times during the past fiscal year, and currently consists of the following Trustees: Mr. Allen (Chairman), Ms. Hennigar, Ms. Jacobs and Mr. Wetmore, each of whom is not an interested person of the Trust, as defined in the 1940 Act.
          The purposes of the Valuation and Operations Committee are to (a) oversee the implementation and operation of the Trust’s Valuation Procedures, applicable to all of the Trust’s portfolio securities; (b) oversee the implementation and operation of the Trust’s Rule 2a-7 Procedures, including with respect to credit risk, applicable to the Trust’s money market fund series; (c) oversee the Trust’s portfolio brokerage practices; and (d) oversee distribution of the Trust’s shares of beneficial interest. The Valuation and Operations Committee receives regular reports with respect to risk management, including, among others, the Manually-Priced and Fair-Valued Securities Report, the Money Market Compliance with Rule 2a-7 Report, Net Asset Value Error Transactions Reports, the “Best Execution” Trading Practices Report on Brokerage Commissions and Soft-Dollar and Commission-Sharing Assignments, Affiliated Transactions Reports, the Restricted Securities Liquidity Analysis, and the Securities Lending Report. The Valuation and Operations Committee met four times during the past fiscal year, and currently consists of the following Trustees: Mr. Allen, Mr. DeVore, Ms. Dryden and Ms. Hennigar (Chairman), each of whom is not an interested person of the Trust, as defined in the 1940 Act.
          The Nominating and Fund Governance Committee has the following powers and responsibilities: (a) selection and nomination of all persons for election or appointment as Trustees of the Trust (provided that nominees for Independent Trustee are recommended for selection and approval by all of the incumbent

Independent Trustees then serving on the Board); (b) periodic review of the composition of the Board and its Committees to determine whether it may be appropriate to add individuals with specific backgrounds, diversity or skill sets; (c) periodic review of Board’s governance procedures; (d) oversee the implementation of the Board’s policies regarding self-evaluations of the Board and Trustee peer evaluations; (e) review and make recommendations to the Board regarding the Proxy Voting Guidelines, and Policies and Procedures of the Trust’s adviser and subadvisers; (f) periodic review of Trustee compensation and recommend appropriate changes to the Independent Trustees; (g) oversee implementation of the Trust’s Policy Regarding the Service by Trustees on the Boards of Directors of Public Companies and Unaffiliated Fund Companies; (h) review and make recommendations to the Board regarding the Board’s Statements of Policies Regarding Fund Governance and Board Oversight, Independence & Effectiveness; and (i) monitoring of the performance of legal counsel employed by the Independent Trustees and monitoring of the performance of legal counsel to the Trust, in consultation with the Trust’s management. The Nominating and Fund Governance Committee reports to the full Board and recommends any appropriate changes to the Board. The Nominating and Fund Governance Committee met four times during the past fiscal year, and currently consists of the following Trustees: Ms. Cholmondeley, Ms. Dryden (Chairperson), Mr. Kridler and Mr. Wetmore, each of whom is not an interested person of the Trust, as defined in the 1940 Act.
          The Nominating and Fund Governance Committee has adopted procedures regarding its review of recommendations for trustee nominees, including those recommendations presented by shareholders. When considering whether to add additional or substitute trustees to the Board of Trustees of the Trust, the Trustees shall take into account any proposals for candidates that are properly submitted to the Trust’s Secretary. Shareholders wishing to present one or more candidates for trustee for consideration may do so by submitting a signed written request to the Trust’s Secretary at Attn: Secretary, Nationwide Mutual Funds/Nationwide Variable Insurance Trust, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406, which includes the following information: (i) name and address of the shareholder and, if applicable, name of broker or record holder; (ii) number of shares owned; (iii) name of Fund(s) in which shares are owned; (iv) whether the proposed candidate(s) consent to being identified in any proxy statement utilized in connection with the election of Trustees; (v) the name, background information, and qualifications of the proposed candidate(s) and (vi) a representation that the candidate or candidates are willing to provide additional information about themselves, including assurances as to their independence.
          The functions of the Investment Committee are: (a) in consultation with management of the Trust, to review the kind, scope and format of, and the time periods covered by, the investment performance data and related reports provided to the Board, including at the Board’s annual 15(c) review, and, if the Committee determines that changes to such data or reports would be appropriate and practicable, the Committee will work with management of the Trust to implement any such changes; (b) in consultation with management of the Trust, to review the investment performance benchmarks and peer groups used in reports delivered to the Board, including at the Board’s annual 15(c) review, for comparison of investment performance of the Funds and, if the Committee determines that changes to such benchmarks or peer groups would be appropriate, the Committee will work with management to implement any such changes; (c) in consultation with management of the Trust, to review such other matters that affect performance, including for example, fee structures and expense ratios, as the Committee deems to be necessary and appropriate and will work with management to implement any recommended changes; (d) to review and monitor the performance of the Trust’s Funds and the fund family as a whole, in the manner and to the extent directed by the Board, recognizing that the ultimate oversight of Fund performance shall remain with the full Board of Trustees; and (e) to review and monitor material conflicts of interest that may arise from a portfolio manager’s management of multiple accounts. The Investment Committee receives regular reports with respect to risk management, including reports regarding sub-advisers on the “watch list” and sub-advisers under “close review.” The Investment Committee met four times during the past fiscal year, and currently consists of the following Trustees: Ms. Cholmondeley, Mr. DeVore, Ms. Jacobs (Chairperson) and Mr. Kridler, each of whom is not an interested person of the Trust, as defined in the 1940 Act.

Ownership of Shares of Nationwide Funds as of December 31, 2009

AGGREGATE DOLLAR RANGE OF
EQUITY SECURITIES AND/OR SHARES
	DOLLAR RANGE OF EQUITY	IN ALL REGISTERED INVESTMENT
	SECURITIES AND/OR SHARES IN THE	COMPANIES OVERSEEN BY TRUSTEE IN
NAME OF TRUSTEE	FUNDS[1]	FAMILY OF INVESTMENT COMPANIES
Charles E. Allen	NONE	$50,001-$100,000
Paula H.J. Cholmondeley	NONE	$50,001-$100,000
C. Brent DeVore	NONE	Over $100,000
Phyllis Kay Dryden	NONE	$50,001-$100,000
Barbara L. Hennigar	NONE	$50,001-$100,000
Barbara I. Jacobs	NONE	$50,001-$100,000
Douglas F. Kridler	NONE	Over $100,000
David C. Wetmore	NONE	Over $100,000

[1]	Individual investors, like the Trustees, are not eligible to purchase shares of the Funds directly; accordingly, Trustees are limited in their ability to own/hold Fund shares. Fund shares are sold to separate accounts of insurance companies to fund benefits payable under variable insurance contracts, which may or may not be an appropriate investment for each individual Trustee.
Ownership in the Funds’ Investment Adviser 1, Subadvisers 2 or Distributor 3 as of December 31, 2009
          Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust

NAME OF
	OWNERS AND		TITLE OF CLASS
	RELATIONSHIPS	NAME OF	OF	VALUE OF	PERCENT OF
NAME OF TRUSTEE	TO TRUSTEE	COMPANY	SECURITY	SECURITIES	CLASS
Charles E. Allen	N/A	N/A	N/A	None	N/A
Paula H.J. Cholmondeley	N/A	N/A	N/A	None	N/A
C. Brent DeVore	N/A	N/A	N/A	None	N/A
Phyllis Kay Dryden	N/A	N/A	N/A	None	N/A
Barbara L. Hennigar	N/A	N/A	N/A	None	N/A
Barbara I. Jacobs	N/A	N/A	N/A	None	N/A
Douglas F. Kridler	N/A	N/A	N/A	None	N/A
David C. Wetmore	N/A	N/A	N/A	None	N/A

[1]	Nationwide Fund Advisors.

[2]	As of the date of this SAI, subadvisers to the series of the Trust include Aberdeen Asset Management Inc., AllianceBernstein L.P., American Century Investment Management, Inc., American Century Global Investment Management, Inc., Baring International Investment Limited, BlackRock Investment Management, LLC, Deutsche Investment Management Americas Inc., Epoch Investment Partners, Inc., Federated Investment Management Company, Gartmore Global Partners, Goldman Sachs Asset Management, L.P., Invesco Advisers, Inc., JP Morgan Investment Management, Inc., Logan Circle Partners, L.P., Morley Capital Management, Inc., Morgan Stanley Investment Management Inc., Nationwide Asset

Management, LLC, Neuberger Berman Fixed Income LLC, Neuberger Berman Management LLC, OppenheimerFunds, Inc., Putnam Investment Management, LLC, RiverSource Investments, LLC, Templeton Investment Counsel, LLC, Thompson, Siegel & Walmsley LLC, Van Kampen Asset Management, Waddell & Reed Investment Management Company, Wells Capital Management, Inc. and Wellington Management Company, LLP.

[3]	Nationwide Fund Distributors LLC or any company, other than an investment company, that controls a Fund’s adviser or distributor.
Compensation of Trustees
          The Trustees receive fees and reimbursement for expenses of attending board meetings from the Trust. The Adviser, based upon a pro rata share for the Funds for which it acts as investment adviser, reimburses the Trust for fees and expenses paid to Trustees who are interested persons of the Trust and who also are employees of an adviser or its affiliates. The Compensation Table below sets forth the total compensation paid to the Trustees of the Trust, before reimbursement of expenses, for the fiscal year ended December 31, 2009. In addition, the table sets forth the total compensation paid to the Trustees from all the Funds in the Fund Complex for the fiscal year ended December 31, 2009. Trust officers receive no compensation from the Trust in their capacity as officers.
          The Trust does not maintain any pension or retirement plans for the Officers or Trustees of the Trust.

		PENSION
		RETIREMENT
	AGGREGATE	BENEFITS ACCRUED	ESTIMATED ANNUAL	TOTAL
	COMPENSATION	AS PART OF TRUST	BENEFITS UPON	COMPENSATION FOR
NAME OF TRUSTEE	FROM THE TRUST	EXPENSES	RETIREMENT	THE COMPLEX[1]
Charles E. Allen	$96,750.00	N/A	N/A	$193,500.00
Paula H.J. Cholmondeley	85,500.00	N/A	N/A	171,000.00
C. Brent DeVore	86,125.00	N/A	N/A	172,250.00
Phyllis Kay Dryden	87,375.00	N/A	N/A	174,750.00
Barbara L. Hennigar	95,250.00	N/A	N/A	190,500.00
Barbara I. Jacobs	99,250.00	N/A	N/A	198,500.00
Douglas F. Kridler	85,000.00	N/A	N/A	170,000.00
David C. Wetmore	129,250.00	N/A	N/A	258,500.00

[1]	On December 31, 2009, the Fund Complex included two trusts comprised of 92 investment company funds or series.
Code of Ethics
          Federal law requires the Trust, each of its investment adviser, subadvisers, and principal underwriter to adopt codes of ethics which govern the personal securities transactions of their respective personnel. Accordingly, each such entity has adopted a code of ethics pursuant to which their respective personnel may invest securities for their personal accounts (including securities that may be purchased or held by the Trust). Copies of these Codes of Ethics are on file with the SEC and are available to the public.
Proxy Voting Guidelines
          Federal law requires the Trust and each of its investment adviser and subadviser to adopt procedures for voting proxies (the “Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by a Fund. The Funds’ proxy voting policies and procedures and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov. The summary of such Proxy Voting Guidelines is attached as Appendix B to this SAI.
INVESTMENT ADVISORY AND OTHER SERVICES
Trust Expenses
          The Trust pays the compensation of the Trustees who are not employees of Nationwide Funds Group (“NFG”), or its affiliates, and all expenses (other than those assumed by the investment adviser), including governmental fees, interest charges, taxes, membership dues in the Investment Company Institute allocable to the Trust; investment advisory fees and any Rule 12b-1 fees; fees under the Trust’s Fund Administration and Transfer Agency Agreement which includes the expenses of calculating the Funds’ net asset values; fees and expenses of independent certified public accountants, and legal counsel of the Trust and to the independent Trustees; expenses of preparing, printing, and mailing shareholders’ reports, notices, proxy statements, and reports to governmental offices and commissions; expenses connected with the execution, recording, and settlement of portfolio security transactions; short sale dividend expenses; insurance premiums; administrative services fees under an Administrative Services Plan; fees and expenses of the custodian for all services to the Trust; expenses of shareholders’ meetings; and expenses relating to the issuance, registration, and qualification of shares of the Trust. The Adviser may, from time to time, agree to voluntarily or contractually waive advisory fees, and if necessary reimburse expenses, in order to limit total operating expenses for certain Funds and/or classes, as described below. These expense limitations apply to the classes described; if a particular class is not referenced, there is no expense limitation for that class.
Investment Adviser
          NFA, located at 1000 Continental Drive, Suite 400, King of Prussia, PA 19406, is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly-owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policy holders.
          Under the Investment Advisory Agreement with the Trust, NFA manages the Funds in accordance with the policies and procedures established by the Trustees. NFA operates primarily as a “Manager of Managers” under which NFA, rather than managing most Funds directly, instead oversees one or more subadvisers.
          NFA provides investment management evaluation services in initially selecting and monitoring on an ongoing basis the performance of one or more subadvisers who manage the investment portfolio of a particular Fund. NFA is also authorized to select and place portfolio investments on behalf of such subadvised Funds; however NFA does not intend to do so as a routine matter at this time.
          All of the Funds to which this SAI relates are subadvised.

          NFA pays the compensation of the officers of the Trust employed by NFA and pays a pro rata portion of the compensation and expenses of any Trustees who also are employed by NFG and its affiliates. NFA also furnishes, at its own expense, all necessary administrative services, office space, equipment, and clerical personnel for servicing the investments of the Trust and maintaining its investment advisory facilities, and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of the Trust. In addition, NFA pays, out of its legitimate profits, broker-dealers, trust companies, transfer agents and other financial institutions in exchange for their selling of shares of the Trust’s series or for recordkeeping or other shareholder related services.
          The Investment Advisory Agreement also specifically provides that NFA, including its directors, officers, and employees, shall not be liable for any error of judgment, or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution and management of the Trust, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Agreement. The Agreement continues in effect for an initial period of one year and thereafter shall continue automatically for successive annual periods provided such continuance is specifically approved at least annually by the Trustees, or by vote of a majority of the outstanding voting securities of the Trust, and, in either case, by a majority of the Trustees who are not parties to the Agreement or interested persons of any such party. The Agreement terminates automatically in the event of its “assignment,” as defined under the 1940 Act. It may be terminated at any time as to a Fund, without penalty, by vote of a majority of the outstanding voting securities of that Fund, by the Board of Trustees or NFA on not more than 60 days written notice. The Agreement further provides that NFA may render similar services to others.
          For services provided under the Investment Advisory Agreement, NFA receives an annual fee paid monthly based on average daily net assets of the applicable Fund according to the following schedule:

		INVESTMENT
FUND	ASSETS	ADVISORY FEE
AllianceBernstein NVIT Global Fixed Income Fund	All assets	0.55%

American Century NVIT Multi Cap Value Fund	All assets	0.57%

Federated NVIT High Income Bond Fund	$0 up to $50 million	0.80%
	$50 million up to $250 million	0.65%
	$250 million up to $500 million	0.60%
	$500 million and more	0.55%

Gartmore NVIT International Equity Fund	$0 up to $500 million	0.80%
	$500 million up to $2 billion	0.75%
	$2 billion and more	0.70%

Gartmore NVIT Worldwide Leaders Fund	$0 up to $50 million	0.80%
	$50 million and more	0.75%

Neuberger Berman NVIT Multi Cap Opportunities Fund	$0 up to $1 billion	0.60%
	$1 billion and more	0.55%

Neuberger Berman NVIT Socially Responsible Fund	$0 up to $1 billion	0.65%
	$1 billion and more	0.60%

NVIT Bond Index Fund	$0 up to $1.5 billion	0.22%
	$1.5 billion up to $3 billion	0.21%
	$3 billion and more	0.20%

		INVESTMENT
FUND	ASSETS	ADVISORY FEE
NVIT Core Bond Fund	$0 up to $1 billion	0.40%
	$1 billion and more	0.38%

NVIT Core Plus Bond Fund	All assets	0.45%

NVIT Developing Markets Fund	$0 up to $500 million	0.95%
	$500 million up to $2 billion	0.90%
	$2 billion and more	0.85%

NVIT Emerging Markets Fund	$0 up to $500 million	0.95%
	$500 million up to $2 billion	0.90%
	$2 billion and more	0.85%

NVIT Enhanced Income Fund	$0 up to $500 million	0.35%
	$500 million up to $1 billion	0.34%
	$1 billion up to $3 billion	0.325%
	$3 billion up to $5 billion	0.30%
	$5 billion up to $10 billion	0.285%
	$10 billion and more	0.275%

NVIT Government Bond Fund	$0 up to $250 million	0.50%
	$250 million up to $1 billion	0.475%
	$1 billion up to $2 billion	0.45%
	$2 billion up to $5 billion	0.425%
	$5 billion and more	0.40%

NVIT Growth Fund	$0 up to $250 million	0.60%
	$250 million up to $1 billion	0.575%
	$1 billion up to $2 billion	0.55%
	$2 billion up to $5 billion	0.525%
	$5 billion and more	0.50%

NVIT International Index Fund	$0 up to $1.5 billion	0.27%
	$1.5 billion up to $3 billion	0.26%
	$3 billion and more	0.25%

NVIT Mid Cap Index Fund	$0 up to $1.5 billion	0.22%
	$1.5 billion up to $3 billion	0.21%
	$3 billion and more	0.20%

NVIT Money Market Fund	$0 up to $1 billion	0.40%
	$1 billion up to $2 billion	0.38%
	$2 billion up to $5 billion	0.36%
	$5 billion and more	0.34%

NVIT Multi-Manager International Growth Fund	$0 up to $1 billion	0.85%
	$1 billion and more	0.80%

NVIT Multi-Manager International Value Fund	$0 up to $500 million	0.75%
	$500 million up to $2 billion	0.70%
	$2 billion and more	0.65%

NVIT Multi-Manager Large Cap Growth Fund	$0 up to $1 billion	0.65%
	$1 billion and more	0.60%

		INVESTMENT
FUND	ASSETS	ADVISORY FEE
NVIT Multi-Manager Large Cap Value Fund	$0 up to $1 billion	0.65%
	$1 billion and more	0.60%
NVIT Multi-Manager Mid Cap Growth Fund	$0 up to $1 billion	0.75%
	$1 billion and more	0.70%

NVIT Multi-Manager Mid Cap Value Fund	$0 up to $1 billion	0.75%
	$1 billion and more	0.73%

NVIT Multi-Manager Small Cap Growth Fund	All assets	0.95%

NVIT Multi-Manager Small Cap Value Fund	$0 up to $200 million	0.90%
	$200 million and more	0.85%

NVIT Multi-Manager Small Company Fund	All assets	0.93%

NVIT Multi Sector Bond Fund	$0 up to $200 million	0.75%
	$200 million and more	0.70%

NVIT Nationwide Fund	$0 up to $250 million	0.60%
	$250 million up to $1 billion	0.575%
	$1 billion up to $2 billion	0.55%
	$2 billion up to $5 billion	0.525%
	$5 billion and more	0.50%

NVIT Real Estate Fund	All assets	0.70%

NVIT S&P 500 Index Fund	$0 up to $1.5 billion	0.13%
	$1.5 billion up to $3 billion	0.12%
	$3 billion and more	0.11%

NVIT Short Term Bond Fund	All assets	0.35%

NVIT Small Cap Index Fund	$0 up to $1.5 billion	0.20%
	$1.5 billion up to $3 billion	0.19%
	$3 billion and more	0.18%

Oppenheimer NVIT Large Cap Growth Fund	All assets	0.50%

Templeton NVIT International Value Fund	$0 up to $1 billion	0.75%
	$1 billion and more	0.70%

Van Kampen NVIT Comstock Value Fund	$0 up to $50 million	0.80%
	$50 million up to $250 million	0.65%
	$250 million up to $500 million	0.60%
	$500 million and more	0.55%
Limitation of Fund Expenses
          In the interest of limiting the expenses of certain Funds, the Adviser may from time to time waive some or its entire investment advisory fee or reimburse other fees for certain Funds. In this regard, the Adviser has entered into an expense limitation agreement with the Trust on behalf of certain of the Funds (the “Expense Limitation Agreement”). NFA has agreed contractually to waive advisory fees and, if necessary, reimburse expenses in order to limit total annual fund operating expenses, excluding interest, taxes, brokerage commissions, short-sale dividend expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles and other non-routine expenses not incurred in the ordinary course of the Fund’s business; in addition, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other costs incurred in connection with the purchase and sale of portfolio securities, and expenses incurred by the Fund in connection with any merger or reorganization are also excluded for certain Funds/classes. The waiver of such fees will cause the total return and yield of a Fund to be higher than they would otherwise be in the absence of such a waiver.
          With respect to the AllianceBernstein NVIT Global Fixed Income Fund, American Century NVIT Multi Cap Value Fund, Gartmore NVIT Worldwide Leaders Fund, Neuberger Berman NVIT Socially Responsible Fund, NVIT Bond Index Fund, NVIT Core Plus Bond Fund, NVIT Developing Markets Fund, NVIT Emerging Markets Fund, NVIT Enhanced Income Fund, NVIT International Index Fund, , NVIT Mid Cap Index Fund, NVIT Multi-Manager International Growth Fund, NVIT Multi-Manager Large Cap Growth Fund, NVIT Multi-Manager Large Cap Value Fund, NVIT Multi-Manager Mid Cap Growth Fund, NVIT Multi-Manager Mid Cap Value Fund, NVIT Multi-Manager Small Cap Growth Fund, NVIT Multi Sector Bond Fund, NVIT S&P 500 Index Fund, NVIT Small Cap Index Fund, Oppenheimer NVIT Large Cap Growth Fund and Templeton NVIT International Value Fund , NFA may request and receive reimbursement from the Funds for the advisory fees waived or limited and other expenses reimbursed by the Adviser pursuant to the Expense Limitation Agreement at a later date when a Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits set forth below. No reimbursement will be made to a Fund unless: (i) such Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth below; (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis; and (iv) the payment of such reimbursement is made no more than three years from the fiscal year in which the corresponding reimbursement to the Fund was made. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by NFA is not permitted.
          NFA has agreed contractually to waive advisory fees and, if necessary, reimburse expenses in order to limit total annual fund operating expenses, excluding interest, taxes, brokerage commissions, short-sale dividend expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles and other non-routine expenses not incurred in the ordinary course of the Fund’s business; in addition, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other costs incurred in connection with the purchase and sale of portfolio securities, and expenses incurred by the Fund in connection with any merger or reorganization are also excluded for certain Funds/classes. The waiver of such fees will cause the total return and yield of a Fund to be higher than they would otherwise be in the absence of such a waiver.
•	AllianceBernstein NVIT Global Fixed Income Fund to 0.58% for Class I, Class II, Class III, Class VI and Class Y shares

•	American Century NVIT Multi Cap Value Fund to 0.67% for Class I, Class II and Class Y shares

•	Gartmore NVIT Worldwide Leaders Fund to 1.05% for Class I, Class II, Class III, and Class VI shares

•	Neuberger Berman NVIT Socially Responsible Fund to 0.78% for Class I, Class II, and Class Y shares

•	NVIT Bond Index Fund to 0.32% for Class II and Class Y shares

•	NVIT Core Plus Bond Fund to 0.55% for Class I, Class II, and Class Y shares

•	NVIT Developing Markets Fund to 1.20% for Class I and Class II shares

•	NVIT Emerging Markets Fund to 1.20% for Class I, Class II, Class III, Class VI , and Class Y shares

•	NVIT Enhanced Income Fund to 0.45% for Class II, and Class Y shares

•	NVIT International Index Fund to 0.37% for Class II, Class VI, Class VIII, and Class Y shares

•	NVIT Mid Cap Index Fund to 0.32% for Class I, II, III and Class Y shares

•	NVIT Multi-Manager International Growth Fund to 0.96% for Class I, Class II, Class III, Class VI, and Class Y shares

•	NVIT Multi-Manager Large Cap Growth Fund to 0.75% for Class I, Class II, and Class Y shares

•	NVIT Multi-Manager Large Cap Value Fund to 0.77% for Class I, Class II, and Class Y shares

•	NVIT Multi-Manager Mid Cap Growth Fund to 0.82% for Class I, Class II, and Class Y shares

•	NVIT Multi-Manager Mid Cap Value Fund to 0.81% for Class I, Class II, and Class Y shares

•	NVIT Multi-Manager Small Cap Growth Fund to 1.13% for Class I, Class II, Class III and Class Y shares

•	NVIT Multi Sector Bond Fund to 0.85% for Class I and Class III shares

•	NVIT S&P 500 Index Fund to 0.23% for Class I, Class II, Class IV, and Class Y shares

•	NVIT Small Cap Index Fund to 0.30% for Class II and Class Y shares

•	Oppenheimer NVIT Large Cap Growth Fund to 0.50% for Class I, Class II and Class Y shares

•	Templeton NVIT International Value Fund to 0.87% for Class I, Class II, Class III, Class VI and Class Y shares
Investment Advisory Fees
          During the fiscal years ended December 31, 2009, 2008 and 2007, NFA earned the following fees for investment advisory services:

	NFA Investment Advisory Fees
	Year Ended December 31,
	2009		2008		2007
	Fees	Fees	Fees	Fees	Fees	Fees
Fund	Earned[1]	Reimbursed	Earned[1]	Reimbursed	Earned[1]	Reimbursed
AllianceBernstein NVIT Global Fixed Income Fund[2]	$66,976	$54,551	N/A	N/A	N/A	N/A
American Century NVIT Multi Cap Value Fund[2]	2,015	21,995	N/A	N/A	N/A	N/A
Federated NVIT High Income Bond Fund	1,564,025	—	$1,295,752	—	$1,733,620	—

	NFA Investment Advisory Fees
	Year Ended December 31,
	2009		2008		2007
	Fees	Fees	Fees	Fees	Fees	Fees
Fund	Earned[1]	Reimbursed	Earned[1]	Reimbursed	Earned[1]	Reimbursed
Gartmore NVIT International Equity Fund	547,322	—	905,915	—	1,101,612	—
Gartmore NVIT Worldwide Leaders Fund	139,979	20,326	317,287	—	583,551	—
Neuberger Berman NVIT Multi Cap Opportunities Fund[3]	601,061	—	(6,623)	13,634	N/A	N/A
Neuberger Berman NVIT Socially Responsible Fund[3]	1,784,648	82,127	799,177	4,126	N/A	N/A
NVIT Bond Index Fund	2,798,819	—	3,239,941	—	2,312,440	—
NVIT Core Bond Fund[3]	1,054,803	—	146,025	32,882	N/A	N/A
NVIT Core Plus Bond Fund[3]	764,012	9,652	104,654	34,000	N/A	N/A
NVIT Developing Markets Fund	1,433,282	50,322	2,778,242	230,275	4,738,223	—
NVIT Emerging Markets Fund	1,770,523	—	3,508,231	—	4,419,099	—
NVIT Enhanced Income Fund	926,891	—	730,576	6,853	481,746	—
NVIT Government Bond Fund	6,071,528	—	6,605,418	—	5,726,698	—
NVIT Growth Fund	664,085	—	928,289	—	1,249,861	—
NVIT International Index Fund	2,147,361	—	1,219,480	59,094	202,578	85,973
NVIT Mid Cap Index Fund	1,998,352	37,041	2,502,186	—	2,635,006	—
NVIT Money Market Fund	8,298,617	141,332	9,464,828	340,503	7,870,360	89,226
NVIT Multi-Manager International Growth Fund[3]	3,353,307	14,814	1,151,051	61,278	N/A	N/A
NVIT Multi-Manager International Value Fund	1,849,435	—	2,460,309	—	3,426,479	—
NVIT Multi-Manager Large Cap Growth Fund[3]	1,709,789	—	212,290	42,785	N/A	N/A
NVIT Multi-Manager Large Cap Value Fund[3]	1,329,743	—	220,792	37,906	N/A	N/A
NVIT Multi-Manager Mid Cap Growth Fund[3]	2,896,510	77,392	423,253	61,733	N/A	N/A
NVIT Multi-Manager Mid Cap Value Fund[3]	2,345,183	98,217	816,914	82,427	N/A	N/A
NVIT Multi-Manager Small Cap Growth Fund	711,671	—	932,763	—	1,317,570	—
NVIT Multi-Manager Small Cap Value Fund	2,244,036	6,378	3,169,760	100,551	5,365,821	—
NVIT Multi-Manager Small Company Fund	3,601,048	—	5,602,340	—	8,072,857	—

	NFA Investment Advisory Fees
	Year Ended December 31,
	2009		2008		2007
	Fees	Fees	Fees	Fees	Fees	Fees
Fund	Earned[1]	Reimbursed	Earned[1]	Reimbursed	Earned[1]	Reimbursed
NVIT Multi Sector Bond Fund	1,078,526	109,509	1,405,656	59,665	1,770,580	—
NVIT Nationwide Fund	5,951,464	—	8,605,119	—	10,871,165	—
NVIT Real Estate Fund[3]	650,654	—	10,614	14,613	N/A	N/A
NVIT S&P 500 Index Fund	2,300,108	49,888	2,696,606	—	2,362,816	—
NVIT Short Term Bond Fund[3]	736,884	—	151,429	10,295	N/A	N/A
NVIT Small Cap Index Fund	496,498	—	562,542	21,347	474,071	—
Oppenheimer NVIT Large Cap Growth Fund[2]	(12,167)	30,715	N/A	N/A	N/A	N/A
Templeton NVIT International Value Fund[2]	1,156,138	—	N/A	N/A	N/A	N/A
Van Kampen NVIT Comstock Value Fund	1,060,506	—	1,896,726	—	2,822,941	—

[1]	Fees net of reimbursement.

[2]	Fund did not commence operations until March 25, 2009.

[3]	Fund commenced operations on March 25, 2008.
     Subadvisers
     The Subadvisers for the Funds advised are as follows:

FUND	SUBADVISER
AllianceBernstein NVIT Global Fixed Income Fund	AllianceBernstein, L.P. (“Alliance”)
American Century NVIT Multi Cap Value Fund	American Century Investment Management, Inc. (“American Century”)
Federated NVIT High Income Bond Fund	Federated Investment Management Company (“Federated”)
Gartmore NVIT International Equity Fund	Gartmore Global Partners (“GGP”)
Gartmore NVIT Worldwide Leaders Fund	GGP
Neuberger Berman NVIT Multi Cap Opportunities Fund	Neuberger Berman Management LLC (“Neuberger Berman”)
Neuberger Berman NVIT Socially Responsible Fund	Neuberger Berman
NVIT Bond Index Fund	BlackRock Investment Management, LLC (“BlackRock”)
NVIT Core Bond Fund	Nationwide Asset Management, LLC (“NWAM”)
NVIT Core Plus Bond Fund	Neuberger Berman Fixed Income LLC (“NBFI”)
NVIT Developing Markets Fund	Baring International Investment Limited (“Barings”)
NVIT Emerging Markets Fund	Barings
NVIT Enhanced Income Fund	Morley Capital Management, Inc. (“Morley”)
NVIT Government Bond Fund	NWAM
NVIT Growth Fund	Aberdeen
NVIT International Index Fund	BlackRock
NVIT Mid Cap Index Fund	BlackRock
NVIT Money Market Fund	Federated

FUND	SUBADVISER
NVIT Multi-Manager International Growth Fund	Invesco Advisers, Inc. (“Invesco”) and American Century Global Investment Management, Inc. (“American Century Global”)
NVIT Multi-Manager International Value Fund	Alliance and JPMorgan Investment Management Inc. (“JPMorgan”)
NVIT Multi-Manager Large Cap Growth Fund	Neuberger Berman; Goldman Sachs Asset Management, L.P. (“GSAM”); and Wells Capital Management, Inc. (“WellsCap”)
NVIT Multi-Manager Large Cap Value Fund	Deutsche Investment Management Americas Inc. (“Deutsche”); GSAM; and Wellington Management Company, LLP (“Wellington Management”)
NVIT Multi-Manager Mid Cap Growth Fund	American Century and Neuberger Berman
NVIT Multi-Manager Mid Cap Value Fund	American Century; RiverSource Investments, LLC (“RiverSource”); and Thompson, Siegel & Walmsley LLC (“TS&W”)
NVIT Multi-Manager Small Cap Growth Fund	Waddell & Reed Investment Management Company (“WRIMCO”) and OppenheimerFunds, Inc. (“Oppenheimer”)
NVIT Multi-Manager Small Cap Value Fund	Aberdeen; JPMorgan; and Epoch Investment Partners, Inc. (“Epoch”)
NVIT Multi-Manager Small Company Fund	Aberdeen, American Century; Putnam Investment Management, LLC (“Putnam”); Morgan Stanley Investment Management(“MSIM”); Neuberger Berman; WRIMCO; and GGP
NVIT Multi Sector Bond Fund	Logan Circle Partners, L.P.
NVIT Nationwide Fund	Aberdeen
NVIT Real Estate Fund	MSIM
NVIT S&P 500 Index Fund	BlackRock
NVIT Small Cap Index Fund	BlackRock
NVIT Short Term Bond Fund	NWAM
Oppenheimer NVIT Large Cap Growth Fund	Oppenheimer
Templeton NVIT International Value Fund	Templeton Investment Counsel, LLC
Van Kampen NVIT Comstock Value Fund	Van Kampen Asset Management
          Aberdeen Asset Management Inc. (“AAMI”), 1735 Market Street, 32nd Floor, Philadelphia, PA 19103, is the U.S. arm of a global investment management group based in the United Kingdom, Aberdeen Asset Management PLC (“Aberdeen PLC”). AAMI manages or sub-advises approximately $24,486.826,042.5 million in U.S. fixed income and equity assets for investment companies and institutional and retail clients as of October December 31, 2009. Worldwide, Aberdeen PLC had approximately $237,859.7 billion 232,224.2 million in assets under management in a range of global equity, fixed income and property investments as of December 31, 2009.
          AllianceBernstein L.P. (“AllianceBernstein”), 1345 Avenue of the Americas, New York, NY 10105, is the subadviser to the Nationwide International Value Fund. At December 31, 2009, AllianceBernstein Holding L.P. owned approximately 36.5% of the issued and outstanding AllianceBernstein Units. AXA Financial, Inc. was the beneficial owner of approximately 61.6% of the AllianceBernstein Units at December 31, 2009 (including those held indirectly through its ownership of approximately 1.9% of the issued and outstanding Holding Units) which, including the general partnership interests in AllianceBernstein and Holding, represent an approximate 62.1% economic interest in AllianceBernstein.
          American Century Investment Management, Inc. (“American Century”) is located at 4500 Main Street, Kansas City, Missouri 64111, and was formed in 1958

          American Century Global Investment Management, Inc. (“American Century Global”) has been managing mutual funds since January 2005 and is headquartered at 666 3rd Avenue, 23rd Floor, New York, New York 10017.
          American Century and American Century Global are wholly owned, directly or indirectly, by American Centurt Companies, Inc.
          Baring International Investment Limited (“Barings”) is located at 155 Bishopsgate, London, England, United Kingdom. Barings is a direct subsidiary of Baring Asset Management Limited (“BAML”). BAML along with its subsidiaries and Baring Asset Management, Inc. are referred to herein as the “Barings Group.” The Barings Group provides asset management services in developed and emerging equity and bond markets on behalf of institutional, retail and private clients worldwide. The Barings Group is indirectly wholly owned by Massachusetts Mutual Life Insurance Company (“MassMutual”). The basis of the current ownership structure of Barings by MassMutual is as follows: Barings is a wholly owned direct subsidiary of BAML, which in turn is a wholly owned direct subsidiary of MassMutual Holdings (Bermuda) Limited. MassMutual Holdings (Bermuda) Limited is a wholly owned direct subsidiary of MassMutual Baring Holding LLC, which in turn is a wholly owned direct subsidiary of MassMutual Holding LLC. MassMutual Holding LLC is a wholly owned direct subsidiary of MassMutual.
          BlackRock Investment Management, LLC (“BlackRock”), P.O. Box 9011, Princeton, New Jersey 08543-9011, is a wholly owned indirect subsidiary of BlackRock, Inc., a Delaware corporation, and is subadviser to each of the Index Funds. BlackRock was organized in 1999 and is a registered investment adviser and a registered commodity pool operator. BlackRock and its affiliates had approximately $3.346 trillion in investment company and other portfolio assets under management as of December 31, 2009.
          Deutsche Investment Management Americas Inc., doing business as Deutsche Asset Management (“Deutsche”), is located at 345 Park Avenue, New York, New York 10154 and is an indirect, wholly-owned subsidiary of Deutsche Bank AG.
          Epoch Investment Partners, Inc. (“Epoch”) is wholly-owned by Epoch Holding Corporation, a Delaware corporation. Epoch and Epoch Holding Corporation are both located at 640 Fifth Avenue, 18th Floor, New York, NY 10019.
          Federated Investment Management Company (“Federated”) is located at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222. It is a subsidiary of Federated Investors, Inc. Federated and other subsidiaries of Federated Investors, Inc. serve as investment advisers to number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies.
          Gartmore Global Partners (“GGP”) is located at 8 Fenchurch Place, London, England, United Kingdom. GGP is ultimately owned by Gartmore Group Limited, a Cayman registered exempted company that is Listed on the main market of the London Stock Exchange.
          Goldman Sachs Asset Management, L.P. (“GSAM”) is located at 200 West Street, New York, New York 10282-2198. GSAM has been registered as an investment adviser since 1990 and is an affiliate of Goldman, Sachs & Co.
          Invesco Advisers, Inc. (“Invesco”) is located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. Invesco is an indirect wholly-owned subsidiary of Invesco Ltd., a publicly traded company that, through its subsidiaries, engages in the business of investment management on an international basis.
          JPMorgan Investment Management Inc. (“JPMorgan”) is located at 245 Park Avenue, New York, NY 10167. JPMorgan is an indirect wholly-owned subsidiary of JPMorgan Chase & Co., a bank holding company. JPMorgan offers a wide range of investment management services and acts as investment adviser to corporate and institutional clients.

          Logan Circle Partners, L.P. (“Logan Circle”) is located at 1717 Arch Street, Suite 1500, Philadelphia, Pennsylvania 19103. Logan Circle’s inception was November 1, 2007 and the firm is wholly-owned by Fortress Investment Group LLC (“FIG”), a publicly traded company.
          Morgan Stanley Investment Management Inc. (“MSIM”) principal offices are located at 522 Fifth Avenue, New York, New York 10036. Morgan Stanley is the direct parent of MSIM. Morgan Stanley is a global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. MSIM provides investment advisory services to employee benefit plans, endowment funds, foundations and other institutional investors.
          Morley Capital Management, Inc. (“MCM”), located at 1300 S.W. 5thW Fifth Avenue, Suite 3300, Portland, Oregon 97201, was organized in 1983 as an Oregon corporation. The firm focuses its investment management business is a registered investment adviser which focuses on providing fixed-income management services to tax-qualified retirement plans, mutual funds, collective investment trusts and separate investment accounts. . MCM was the investment adviser to the NVIT Enhanced Income Fund until April 30, 2007. MCM is a is a wholly-owned subsidiary of Morley Financial Services, Inc. (“MFS”). MFS is an indirect subsidiary of Principal Global Investors, LLC. Financial Group, Inc., a publicly traded company.
          Nationwide Asset Management, LLC, (“NWAM”) is located at One Nationwide Plaza, Mail Code 1-20-19, Columbus, OH 43215, provides investment advisory services to registered investment companies and other types of accounts, such as institutional separate accounts. NWAM was organized in 2007, in part, to serve as investment subadviser for fixed income funds. NWAM is a wholly owned subsidiary of Nationwide Mutual, and thus an affiliate of NFA.
          Neuberger Berman Fixed Income LLC’s (“NBFI”) principal offices are located at 190 South LaSalle Street, Suite 2400, Chicago, Illinois 60603. NBFI is an indirect wholly-owned subsidiary of Neuberger Berman Group LLC.
          Neuberger Berman Management LLC (“Neuberger Berman”) is located at 605 Third Avenue, New York, New York 10158. Neuberger Berman is a subsidiary of Neuberger Berman Group LLC, an investment advisory company serving individuals, families, and taxable and non-taxable institutions with a broad range of investment products, services and strategies. Neuberger Berman engages in wealth management services including private asset management, tax and financial planning, and personal and institutional trust services; mutual funds, institutional management and alternative investments. Neuberger Berman and its affiliates had approximately $173 billion in assets under management as of December 31, 2009.
          OppenheimerFunds, Inc. (“Oppenheimer”) is located at Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281. Oppenheimer was formed in 1960 and is wholly owned by Oppenheimer Acquisition Corporation, a holding company controlled by Massachusetts Mutual Life Insurance Company.
          Putnam Investment Management, LLC (“Putnam”) is a Delaware limited liability company with principal offices at One Post Office Square, Boston, Massachusetts 02109. Putnam is a wholly-owned indirect subsidiary of Putnam Investments, LLC (“Putnam Investments”) which, together with its corporate affiliates and predecessors, has engaged in the investment management business since 1937. Putnam Investments is indirectly owned by Great-West Lifeco Inc. Great-West Lifeco Inc. is a financial services holding company with operations in Canada, the United States and Europe and is a member of the Power Financial Corporation group of companies. Power Financial Corporation, a global company with interests in the financial services industry, is a subsidiary of Power Corporation of Canada, a financial, industrial, and communications holding company.

          RiverSource Investments, LLC (“RiverSource”) is located at 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, and is a wholly-owned subsidiary of Ameriprise Financial, Inc.
          Templeton Investment Counsel, LLC (“TIC”) is located at 500 East Broward Blvd., Fort Lauderdale, Florida 33394-3091, and is a wholly owned subsidiary of Templeton Worldwide, Inc., which is in turn a wholly owned subsidiary of Franklin Resources, Inc, which operates worldwide as Franklin Templeton Investments.
          Thompson, Siegel & Walmsley LLC (“TS&W”), a Delaware limited liability company, is located at 6806 Paragon Place, Suite 300, Richmond, Virginia 23230, and is a majority-owned subsidiary of Old Mutual (US) Holdings, Inc., a wholly-owned subsidiary of Old Mutual plc, a London exchange-listed international financial services firm. TS&W was founded in 1969.
          Van Kampen Asset Management (“VKAM”) is located at 522 Fifth Avenue, New York, New York 10036 and is a wholly owned subsidiary of Van Kampen Investments Inc. (“Van Kampen”). Van Kampen is an indirect wholly-owned subsidiary of Morgan Stanley Investment Management Inc.
          Waddell & Reed Investment Management Company (“WRIMCO”) is located at 6300 Lamar Avenue, P.O. Box 29217, Overland Park, KS 66201. WRIMCO acts as investment manager to numerous investment companies and accounts.
          Wells Capital Management, Inc. (“WellsCap”) is located at 525 Market Street, San Francisco, California 94105. WellsCap is an indirect, wholly-owned subsidiary of Wells Fargo & Company.
          Wellington Management Company, LLP (“Wellington Management”) is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2009, Wellington Management had investment management authority with respect to approximately $537 billion in assets.
          Each subadviser provides investment advisory services to one or more Funds pursuant to a Subadvisory Agreement. Each of the Subadvisory Agreements specifically provides that the subadviser shall not be liable for any error of judgment, or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under such Agreement. After an initial period of not more than two years, each Subadvisory Agreement must be approved each year by the Trust’s board of trustees or by shareholders in order to continue. Each Subadvisory Agreement terminates automatically if it is assigned. It may also be terminated at any time, without penalty, by vote of a majority of the outstanding voting securities, by the Board of Trustees, NFA or the applicable subadviser, on not more than 60 days written notice.
Subadvisory Fees Paid
          The following table sets forth the amount NFA paid to the Subadvisers on behalf of each Fund for the fiscal years ended December 31, 2009, 2008 and 2007:

	YEAR ENDED DECEMBER 31,
FUND	2009	2008	2007
AllianceBernstein NVIT Global Fixed Income Fund[1]	$66,288	N/A	N/A
American Century NVIT Multi Cap Value Fund[1]	13,269	N/A	N/A
Federated NVIT High Income Bond Fund	644,447	$544,519	$709,581
Gartmore NVIT International Equity Fund	249,935	479,798	598,091

	YEAR ENDED DECEMBER 31,
FUND	2009	2008	2007
Gartmore NVIT Worldwide Leaders Fund	102,495	189,006	376,529
Neuberger Berman NVIT Multi Cap Opportunities Fund[2]	350,294	4,090	N/A
Neuberger Berman NVIT Socially Responsible Fund[2]	1,005,183	432,547	N/A
NVIT Bond Index Fund[3]	1,013,894	1,173,781	837,051
NVIT Core Bond Fund[2]	375,084	67,090	N/A
NVIT Core Plus Bond Fund[2]	343,017	61,624	N/A
NVIT Developing Markets Fund[11]	787,438	1,459,243	2,479,766
NVIT Emerging Markets Fund[11]	942,839	1,737,198	2,337,783
NVIT Enhanced Income Fund[3,4]	264,825	210,692	116,468
NVIT Government Bond[6]	1,912,183	1,710,298	N/A
NVIT Growth Fund[5]	387,383	541,501	184,417
NVIT International Index Fund	874,847	520,903	117,557
NVIT Mid Cap Index Fund	693,886	853,030	898,300
NVIT Money Market Fund[6]	1,025,896	1,021,914	N/A
NVIT Multi-Manager International Growth Fund[2]	1,157,324	694,123	N/A
NVIT Multi-Manager International Value Fund[7]	631,689	1,412,674	1,713,229
NVIT Multi-Manager Large Cap Growth Fund[2]	518,208	123,050	N/A
NVIT Multi-Manager Large Cap Value Fund[2]	431,933	139,218	N/A
NVIT Multi-Manager Mid Cap Growth Fund[2]	1,091,362	290,926	N/A
NVIT Multi-Manager Mid Cap Value Fund[3]	960,711	539,665	N/A
NVIT Multi-Manager Small Cap Growth Fund	267,647	637,949	832,152
NVIT Multi-Manager Small Cap Value Fund	754,974	1,843,625	2,883,206
NVIT Multi-Manager Small Company Fund[8]	1,358,529	3,526,365	5,124,274
NVIT Multi Sector Bond Fund[9]	475,214	582,178	696,635
NVIT Nationwide Fund	2,998,737	4,372,380	1,381,924
NVIT Real Estate Fund[2]	418,291	16,217	N/A
NVIT S&P 500 Index Fund	349,691	393,246	342,017
NVIT Short Term Bond Fund[2]	207,428	46,206	N/A
NVIT Small Cap Index Fund[10]	173,775	204,364	165,925
Oppenheimer NVIT Large Cap Growth Fund[1]	9,274	N/A	N/A
Templeton NVIT International Value Fund[1]	614,645	N/A	N/A
Van Kampen NVIT Comstock Value Fund	479,849	849,327	1,242,894

[1]	Fund did not commence operations until March 25, 2009.

[2]	Fund commenced operations on March 25, 2008. MSIM will become subadviser to the NVIT Real Estate Fund on May 1, 2010, and therefore amounts shown were paid to the Fund’s previous subadviser.

[3]	Fund commenced operations on April 20, 2007.

[4]	Fund became subadvised by the previous investment adviser on May 1, 2007.

[5]	Fund had no subadviser and was advised directly by NFA until October 1, 2007.

[6]	The NVIT Government Bond Fund and NVIT Money Market Fund did not have subadviser arrangements until January 1, 2008. Federated became subadviser to the NVIT Money Market Fund on April 2, 2009.

[7]	AllianceBernstein and JPMorgan became subadvisers to the NVIT Multi-Manager International Value Fund on November 14, 2007 and February 7, 2008, respectively.

[8]	Putnam became a subadviser to the NVIT Multi-Manager Small Company Fund on November 28, 2007.

[9]	Logan Circle became subadviser to the NVIT Multi Sector Bond Fund on February 2, 2009.

[10]	Fund commenced operations on April 13, 2007.

[11]	Barings will become subadviser to the NVIT Developing Markets Fund and NVIT Emerging Markets Fund on May 1, 2010, and therefore amounts shown were paid to the Funds’ previous subadviser.

Multi-Manager Structure
          NFA and the Trust have received from the SEC an exemptive order for a multi-manager structure which allows NFA to hire, replace or terminate unaffiliated subadvisers without the approval of shareholders; the order also allows NFA to revise a subadvisory agreement with an unaffiliated subadviser without shareholder approval. If a new unaffiliated subadviser is hired, the change will be communicated to shareholders within 90 days of such change, and all change will be approved by the Trust’s Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust or NFA. The order is intended to facilitate the efficient operation of the Funds and afford the Trust increased management flexibility.
          NFA provides investment management evaluation services to the Funds principally by performing initial due diligence on prospective subadvisers for the Funds and thereafter monitoring the performance of the subadvisers through quantitative and qualitative analysis as well as periodic in-person, telephonic and written consultations with the subadvisers. NFA has responsibility for communicating performance expectations and evaluations to the subadviser and ultimately recommending to the Trust’s Board of Trustees whether a subadviser’s contract should be renewed, modified or terminated; however, NFA does not expect to recommend frequent changes of subadvisers. NFA will regularly provide written reports to the Trust’s Board of Trustees regarding the results of their evaluation and monitoring functions. Although NFA will monitor the performance of the subadvisers, there is no certainty that the subadvisers or the Funds will obtain favorable results at any given time.
Portfolio Managers
          Appendix C contains the following information regarding each of the portfolio managers identified in the Funds’ prospectuses: (i) the dollar range of the portfolio manager’s investments in each Fund; (ii) a description of the portfolio manager’s compensation structure; and (iii) information regarding other accounts managed by the portfolio manager and potential conflicts of interest that might arise from the management of multiple accounts.
Distributor
          Nationwide Fund Distributors LLC (“NFD” or the “Distributor”), 1000 Continental Drive, Suite 400, King of Prussia, PA 19406 serves as underwriter for each of the Funds in the continuous distribution of their shares pursuant to an Underwriting Agreement dated May 1, 2007 (the “Underwriting Agreement”). Unless otherwise terminated, the Underwriting Agreement will continue for an initial period of two years and from year to year thereafter for successive annual periods, if, as to each Fund, such continuance is approved at least annually by (i) the Trust’s Board of Trustees or by the vote of a majority of the outstanding shares of that Fund, and (ii) the vote of a majority of the Trustees of the Trust who are not parties to the Underwriting Agreement or interested persons (as defined in the 1940 Act) of any party to the Underwriting Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement may be terminated in the event of any assignment, as defined in the 1940 Act. NFD is a wholly-owned subsidiary of NFS Distributors, Inc., which in turn is a wholly-owned subsidiary of NFS. The following entities or people are affiliates of the Trust and are also affiliates of NFD:
Nationwide Fund Advisors
Nationwide Fund Management LLC
Nationwide SA Capital Trust
Nationwide Life Insurance Company
Nationwide Life and Annuity Insurance Company
Nationwide Financial Services, Inc.
Nationwide Corporation
Nationwide Mutual Insurance Company

Lynnett Berger
Karen L. Heath-Wade
Joseph Finelli
Stephen T. Grugeon
Doff Meyer
Eric Miller
Dorothy Sanders
Michael S. Spangler
          In its capacity as Distributor, NFD solicits orders for the sale of shares, advertises and pays the costs of distributions, advertising, office space and the personnel involved in such activities. NFD receives no compensation under the Underwriting Agreement with the Trust, but may retain all or a portion of the 12b-1 fee, if any, imposed up sales of shares of each of the Funds.
Distribution Plan
          The Trust has adopted a Distribution Plan (the “Plan”) under Rule 12b-1 of the 1940 Act with respect to certain classes of shares of certain Funds. The Plan permits such Funds to compensate NFD, as the Funds’ principal underwriter, for expenses associated with the distribution of certain classes of shares of the Funds. Under the Plan, NFD pays an annual fee in an amount that will not exceed the following amounts:

FUNDS	AMOUNT
AllianceBernstein NVIT Global Fixed Income Fund	0.25% of the average daily net assets of Class II shares of each Fund, all of which will be considered a distribution fee.
American Century NVIT Multi Cap Value Fund[1]
Gartmore NVIT International Equity Fund
Gartmore NVIT Worldwide Leaders Fund
Neuberger Berman NVIT Multi Cap Opportunities Fund
Neuberger Berman NVIT Socially Responsible Fund[2]
NVIT Nationwide Fund
NVIT Bond Index Fund
NVIT Core Bond Fund
NVIT Core Plus Bond Fund
NVIT Developing Markets Fund
NVIT Emerging Markets Fund
NVIT Enhanced Income Fund
NVIT Government Bond Fund
NVIT International Index Fund
NVIT Mid Cap Index Fund
NVIT Money Market Fund
NVIT Multi-Manager International Growth Fund
NVIT Multi-Manager International Value Fund
NVIT Multi-Manager Large Cap Growth Fund
NVIT Multi-Manager Large Cap Value Fund
NVIT Multi-Manager Mid Cap Growth Fund
NVIT Multi-Manager Mid Cap Value Fund
NVIT Multi-Manager Small Cap Growth Fund
NVIT Multi-Manager Small Cap Value Fund
NVIT Multi-Manager Small Company Fund
NVIT Real Estate Fund
NVIT S&P 500 Index Fund
NVIT Short Term Bond Fund
NVIT Small Cap Index Fund

FUNDS	AMOUNT
Oppenheimer NVIT Large Cap Growth Fund
Templeton NVIT International Value Fund
Van Kampen NVIT Comstock Value Fund

AllianceBernstein NVIT Global Fixed Income Fund	0.25% of the average daily net assets of Class VI Fund shares of each Fund, all of which will be considered a distribution fee.
Gartmore NVIT International Equity Fund
Gartmore NVIT Worldwide Leaders Fund
NVIT Emerging Markets Fund
NVIT International Index Fund
NVIT Multi-Manager International Growth Fund
NVIT Multi-Manager International Value Fund
Templeton NVIT International Value Fund

NVIT International Index Fund	0.40% of the average daily net assets of Class VIII Fund shares of each Fund, all of which will be considered a distribution fee.

[1]	The Trust, on behalf of the American Century NVIT Multi Cap Value Fund, and NFD have entered into a contract waiving 0.08% of the Distribution and/or Service (12b-1) Fee for Class II shares until at least May 1, 2011.

[2]	The Trust, on behalf of the Neuberger Berman NVIT Socially Responsible Fund, and NFD have entered into a contract waiving 0.16% of the Distribution and/or Service (12b-1) Fee for Class II shares until at least May 1, 2011.
          During the fiscal year ended December 31, 2009, NFD earned the following distribution fees under the Plan:

FUND	FEES PAID
AllianceBernstein NVIT Global Fixed Income Fund[1]	$81
American Century NVIT Multi Cap Value Fund[1]	3,300
Federated NVIT High Income Bond Fund	—
Gartmore NVIT International Equity Fund	24,044
Gartmore NVIT Worldwide Leaders Fund	373
Neuberger Berman NVIT Multi Cap Opportunities Fund	13,841
Neuberger Berman NVIT Socially Responsible Fund	701,640
NVIT Bond Index Fund	—
NVIT Core Bond Fund	238,029
NVIT Core Plus Bond Fund	21,107
NVIT Developing Markets Fund	400,242
NVIT Emerging Markets Fund	124,624
NVIT Enhanced Income Fund	—
NVIT Government Bond Fund	29,292
NVIT Growth Fund	—
NVIT International Index Fund	67,739
NVIT Mid Cap Index Fund	27,763
NVIT Money Market Fund	—
NVIT Multi-Manager International Growth Fund	586,574
NVIT Multi-Manager International Value Fund	171,255
NVIT Multi-Manager Large Cap Growth Fund	185,807
NVIT Multi-Manager Large Cap Value Fund	53,512
NVIT Multi-Manager Mid Cap Growth Fund	349,820
NVIT Multi-Manager Mid Cap Value Fund	639,761
NVIT Multi-Manager Small Cap Growth Fund	27,691

FUND	FEES PAID
NVIT Multi-Manager Small Cap Value Fund	60,207
NVIT Multi-Manager Small Company Fund	108,368
NVIT Multi Sector Bond Fund	—
NVIT Nationwide Fund	719,772
NVIT Real Estate Fund	50,079
NVIT S&P 500 Index Fund	—
NVIT Short Term Bond Fund	149,349
NVIT Small Cap Index Fund	—
Oppenheimer NVIT Large Cap Growth Fund[1]	960
Templeton NVIT International Value Fund[1]	—
Van Kampen NVIT Comstock Value Fund	225,231

[1]	Fund did not commence operations until March 25, 2009.
          These fees will be paid to NFD for activities or expenses primarily intended to result in the sale or servicing of Fund shares. Distribution fees may be paid to NFD, to an insurance company or its eligible affiliates for distribution activities related to the indirect marketing of the Funds to the owners of variable insurance contracts (“contract owners”), or to any other eligible institution. As described above, a distribution fee may be paid pursuant to the Plan for services including, but not limited to:
(i) Underwriter services including (1) distribution personnel compensation and expenses, (2) overhead, including office, equipment and computer expenses, supplies and travel, (3) procurement of information, analysis and reports related to marketing and promotional activities and (4) expenses related to marketing and promotional activities;
(ii) Printed documents including (1) fund prospectuses, statements of additional information and reports for prospective contract owners and (2) promotional literature regarding the Fund;
(iii) Wholesaling services by NFD or the insurance company including (1) training, (2) seminars and sales meetings and (3) compensation;
(iv) Life insurance company distribution services including (1) fund disclosure documents and reports (2) variable insurance marketing materials, (3) Fund sub-account performance figures, (4) assisting prospective contract owners with enrollment matters, (5) compensation to the salesperson of the variable insurance contract and (6) providing other reasonable help with the distribution of Fund shares to life insurance companies; and
(v) Life insurance company contract owner support.
          As required by Rule 12b-1, the Plan was approved by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan (the “Independent Trustees”). The Plan was initially approved by the Board of Trustees on March 1, 2001. The Plan may be amended from time to time by vote of a majority of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose. The Plan may be terminated as to the applicable shares of a Fund by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding shares of that Class or Fund, as applicable. Any change in the Plan that would materially increase the distribution cost to the applicable shareholders requires shareholder approval. The Trustees review quarterly a written report of such costs and the purposes for which such costs have been incurred. As long as the Plan is in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons. All agreements with any person relating to the implementation of the Plan may be terminated at any time on 60 days written notice without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of the majority of the outstanding applicable shares.

The Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees, and (ii) by a vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. The Board of Trustees has a duty to request and evaluate such information as may be reasonably necessary for them to make an informed determination of whether the Plan should be implemented or continued. In addition the Trustees in approving the Plan as to a Fund must determine that there is a reasonable likelihood that the Plan will benefit such Fund and its shareholders.
          The Board of Trustees of the Trust believes that the Plan is in the best interests of the Funds since it encourages Fund growth and maintenance of Fund assets. As the Funds grow in size, certain expenses, and therefore total expenses per share, may be reduced and overall performance per share may be improved.
          NFD may enter into, from time to time, agreements with selected dealers pursuant to which such dealers will provide certain services in connection with the distribution of a Fund’s shares including, but not limited to, those discussed above. NFD, or an affiliate of NFD, pays additional amounts from its own resources to dealers or other financial intermediaries, including its affiliate, NFS or its subsidiaries, for aid in distribution or for aid in providing administrative services to shareholders.
          The Trust has been informed by NFD that during the fiscal year ended December 31, 2009, the following expenditures were made using the 12b-1 fees received by NFD with respect to the Funds:

			BROKER-
	PROSPECTUS	DISTRIBUTOR	DEALER
	PRINTING &	COMPENSATION	COMPENSATION
FUND	MAILING[1]	& COSTS	& COSTS[2]
AllianceBernstein NVIT Global Fixed Income Fund[3]	$8.76	$0.00	$58.86
American Century NVIT Multi Cap Value Fund[3]	0.00	0.00	2,275.87
Federated NVIT High Income Bond Fund	0.00	0.00	0.00
Gartmore NVIT International Equity Fund	0.00	0.00	24,404.52
Gartmore NVIT Worldwide Leaders Fund	9.80	0.00	360.84
Neuberger Berman NVIT Multi Cap Opportunities Fund	86	6,708.08	7,046.51
Neuberger Berman NVIT Socially Responsible Fund	54.86	0.00	252,530.59
NVIT Bond Index Fund	0.00	0.00	0.00
NVIT Core Bond Fund	0.00	0.00	243,463.76
NVIT Core Plus Bond Fund	0.00	0.00	21,255.10
NVIT Developing Markets Fund	0.00	0.00	401,399.74
NVIT Emerging Markets Fund	0.00	0.00	124,840.28
NVIT Enhanced Income Fund	0.00	0.00	0.00
NVIT Government Bond Fund	42.08	0.00	29,250.37
NVIT Growth Fund	0.00	0.00	0.00
NVIT International Index Fund	0.00	0.00	70,938.27
NVIT Mid Cap Index Fund	1.03	0.00	27,762.26
NVIT Money Market Fund	382.87	0.00	0.00
NVIT Multi-Manager International Growth Fund	0.00	0.00	587,089.65
NVIT Multi-Manager International Value Fund	236	2,020.85	168,867.63
NVIT Multi-Manager Large Cap Growth Fund	44	0.00	189,667.97
NVIT Multi-Manager Large Cap Value Fund	0.00	0.00	54,656.18
NVIT Multi-Manager Mid Cap Growth Fund	227	9,648.94	339,433.18
NVIT Multi-Manager Mid Cap Value Fund	92	13,965.72	625,703.13
NVIT Multi-Manager Small Cap Growth Fund	0.00	0.00	27,703.36
NVIT Multi-Manager Small Cap Value Fund	0.00	0.00	60,301.69
NVIT Multi-Manager Small Company Fund	213	661.95	107,493.36
NVIT Multi Sector Bond Fund	0.00	0.00	0.00

			BROKER-
	PROSPECTUS	DISTRIBUTOR	DEALER
	PRINTING &	COMPENSATION	COMPENSATION
FUND	MAILING[1]	& COSTS	& COSTS[2]
NVIT Nationwide Fund	62	682.35	719,027.62
NVIT Real Estate Fund	0.00	0.00	51,304.74
NVIT S&P 500 Index Fund	0.00	0.00	0.00
NVIT Short Term Bond Fund	0.00	0.00	151,533.21
NVIT Small Cap Index Fund	0.00	0.00	0.00
Oppenheimer NVIT Large Cap Growth Fund[3]	0.00	0.00	962.90
Templeton NVIT International Value Fund[3]	0.00	0.00	0.00
Van Kampen NVIT Comstock Value Fund	184	61.29	224,985.76

[1]	Printing and/or mailing of prospectuses to other than current Fund shareholders.

[2]	Broker-dealer compensation and costs were primarily paid to Nationwide Investment Services Corporation, an affiliate of NFD and underwriter of variable insurance contracts, which are offered by the life insurance company affiliates of NFS.

[3]	Fund commenced operations on March 25, 2009.
          A Fund may not recoup the amount of unreimbursed expenses in a subsequent fiscal year and does not generally participate in joint distribution activities with other Funds. To the extent that certain Funds utilize the remaining Rule 12b-1 fees not allocated to “Broker-Dealer Compensation and Costs” or “Printing and Mailing” of a prospectus which covers multiple Funds, however, such other Funds may benefit indirectly from the distribution of the Fund paying the Rule 12b-1 fees.
Administrative Services Plan
          Under the terms of an Administrative Services Plan, a Fund is permitted to enter Servicing Agreements with servicing organizations who agree to provide certain administrative support services for the Funds. Such administrative support services include but are not limited to the following: establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder sub-accounting, answering inquiries regarding the Funds, providing periodic statements showing the account balance for beneficial owners or for Plan participants or contract holders of insurance company separate accounts, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating, and forwarding to the Trust executed proxies and obtaining such other information and performing such other services as may reasonably be required.
          As authorized by the Administrative Services Plan, the Trust has entered into a Fund Participation Agreement, effective May 2, 2005, pursuant to which NFS has agreed to provide certain administrative support services to the Funds held beneficially by its customers. NFS is a wholly owned subsidiary of Nationwide Corporation, and is the parent company of NFA, and the indirect parent company of NFD. In consideration for providing administrative support services, NFS and other entities with which the Trust may enter into Servicing Agreements will receive a fee, computed at the annual rate of up to 0.25% of the average daily net assets of the Class I, Class II, Class III, Class VI or Class VIII shares of the Funds, the annual rate of up to 0.20% of the average daily net assets of Class IV shares of the Funds and at the annual rate of up to 0.10% of the average daily net assets of the Class V shares held by customers of NFS or any such other entity. No fee is paid with respect to the Class Y shares of any Fund.
          During the fiscal years ended December 31, 2009, 2008 and 2007, NFS and its affiliates earned $24,222,333, $27,719,559, and $29,885,454 in administrative services fees it provided to all Funds of the Trust (including the Funds that are not included in this SAI).
Fund Administration and Transfer Agency Services
Under the terms of the Joint Fund Administration and Transfer Agency Agreement (the “Joint Administration Agreement”) dated May 1, 2010, Nationwide Fund Management LLC (“NFM”), an indirect wholly-owned subsidiary of NFS, provides various administration and accounting services to the Funds and Nationwide Mutual Funds (another trust also advised by NFA), including daily valuation of the Funds’ shares, preparation of financial statements, tax returns, and regulatory reports, and presentation of quarterly reports to the Board of Trustees. NFM also serves as transfer agent and dividend disbursing agent for each of the Funds. NFM is located at 1000 Continental Drive, Suite 400, King of Prussia, Pennsylvania 19406. Under the Joint Administration Agreement, NFM is paid an annual fee for fund administration and transfer agency services based on the sum of the following: (i) the amount payable by NFM to J.P. Morgan Investor Services Co. (“JPMorgan”) under the Sub-Administration Agreement between NFM and JPMorgan (see “Sub-Administration” below); and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds. In addition, the Trust also pays out-of-pocket expenses (including, but not limited to, the cost of pricing services that NFM utilizes) reasonably incurred by NFM in providing services to the Funds and Trust.
          During the fiscal years ended December 31, 2009, 2008, and 2007, Nationwide SA Capital Trust, the Trust’s previous administrator, and NFM, were paid combined fund administration and transfer agency fees from the Funds as follows:

FUND	2009	2008	2007
AllianceBernstein NVIT Global Fixed Income Fund[1]	$9,553	N/A	N/A
American Century NVIT Multi Cap Value Fund[1]	1,788	N/A	N/A
Federated NVIT High Income Bond Fund	101,574	$87,591	$179,930
Gartmore NVIT International Equity Fund	29,099	45,663	70,319
Gartmore NVIT Worldwide Leaders Fund	8,797	18,055	42,740
Neuberger Berman NVIT Multi Cap Opportunities Fund[2]	40,467	826	N/A
Neuberger Berman NVIT Socially Responsible Fund[2]	119,909	57,931	N/A
NVIT Bond Index Fund	565,666	708,421	549,033
NVIT Core Bond Fund[2]	112,724	21,089	0
NVIT Core Plus Bond Fund[2]	71,975	14,856	0
NVIT Developing Markets Fund	70,173	140,611	213,875
NVIT Emerging Markets Fund	84,288	161,513	197,316
NVIT Enhanced Income Fund	117,916	100,961	74,732
NVIT Government Bond Fund	578,856	640,270	594,398
NVIT Growth Fund	49,378	71,455	106,254
NVIT International Index Fund	359,456	224,565	141,819
NVIT Mid Cap Index Fund	412,327	519,751	572,115
NVIT Money Market Fund	1,129,087	1,076,026	1,083,309
NVIT Multi-Manager International Growth Fund[2]	173,289	66,471	N/A
NVIT Multi-Manager International Value Fund	110,697	153,479	253,240
NVIT Multi-Manager Large Cap Growth Fund[2]	112,395	18,546	N/A
NVIT Multi-Manager Large Cap Value Fund[2]	88,853	18,829	N/A
NVIT Multi-Manager Mid Cap Growth Fund[2]	167,674	30,140	N/A
NVIT Multi-Manager Mid Cap Value Fund[2]	139,340	55,347	N/A
NVIT Multi-Manager Small Cap Growth Fund	33,336	46,423	71,533
NVIT Multi-Manager Small Cap Value Fund	112,696	168,882	331,585
NVIT Multi-Manager Small Company Fund	172,790	282,952	484,968
NVIT Multi Sector Bond Fund	70,787	90,725	179,084
NVIT Nationwide Fund	458,169	700,066	935,732
NVIT Real Estate Fund[2]	37,680	1,936	N/A
NVIT S&P 500 Index Fund	816,427	978,205	851,565
NVIT Short Term Bond Fund[2]	91,050	21,416	0
NVIT Small Cap Index Fund	110,527	138,085	121,272
Oppenheimer NVIT Large Cap Growth Fund[1]	1,580	N/A	N/A
Templeton NVIT International Value Fund[1]	63,093	N/A	N/A
Van Kampen NVIT Comstock Value Fund	68,322	134,562	214,028

[1]	Fund commenced operations on March 25, 2009.

[2]	Fund commenced operations on March 25, 2008.
Sub-Administration
          NFM has entered into a Sub-Administration Agreement with J.P. Morgan Investor Services Co. (“JPMorgan”), dated May 22, 2009 and effective August 24, 2009, to provide certain fund sub-administration and sub-transfer agency services for each Fund. NFM pays JPMorgan a fee for these services.
Custodian
          JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10008, is the Custodian for the Funds and makes all receipts and disbursements under a Custody Agreement. The Custodian performs no managerial or policy making functions for the Funds.
Legal Counsel
          Stradley Ronon Stevens & Young, LLP, 2600 One Commerce Square, Philadelphia, PA 19103, serves as the Trust’s legal counsel.
Independent Registered Public Accounting Firm
          PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA 19103-7042,serves as the Independent Registered Public Accounting Firm for the Trust.
BROKERAGE ALLOCATION
          NFA and each subadviser is responsible for decisions to buy and sell securities and other investments for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. In transactions on stock and commodity exchanges in the United States, these commissions are negotiated, whereas on foreign stock and commodity exchanges these commissions are generally fixed and are generally higher than brokerage commissions in the United States. In the case of securities traded on the over-the-counter markets or for securities traded on a principal basis, there is generally no commission, but the price includes a spread between the dealer’s purchase and sale price. This spread is the dealer’s profit. In underwritten offerings, the price includes a disclosed, fixed commission or discount. Most short-term obligations are normally traded on a “principal” rather than agency basis. This may be done through a dealer (e.g., a securities firm or bank) who buys or sells for its own account rather than as an agent for another client, or directly with the issuer.
          Except as described below, the primary consideration in portfolio security transactions is best price and execution of the transaction i.e., execution at the most favorable prices and in the most effective manner possible. “Best price-best execution” encompasses many factors affecting the overall benefit obtained by the client account in the transaction including, but not necessarily limited to, the price paid or received for a security, the commission charged, the promptness, availability and reliability of execution, the confidentiality and placement accorded the order, and customer service. Therefore, “best price-best execution” does not necessarily mean obtaining the best price alone but is evaluated in the context of all the execution services provided. NFA and the subadvisers have complete freedom as to the markets in and the broker-dealers through which they seek this result.
          Subject to the primary consideration of seeking best price-best execution and as discussed below, securities may be bought or sold through broker-dealers who have furnished statistical, research, and other information or services to NFA or a subadviser. In placing orders with such broker-dealers, NFA or the subadviser will, where possible, take into account the comparative usefulness of such information. Such information is useful to NFA or a subadviser even though its dollar value may be indeterminable, and its receipt or availability generally does not reduce NFA’s or a subadviser’s normal research activities or expenses.
          There may be occasions when portfolio transactions for a Fund are executed as part of concurrent authorizations to purchase or sell the same security for trusts or other accounts (including other mutual funds) served by NFA or a subadviser or by an affiliated company thereof. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to a Fund, they are effected only when NFA or a subadviser believes that to do so is in the interest of the Fund. When such concurrent authorizations occur, the executions will be allocated in an equitable manner.
          In purchasing and selling investments for the Funds, it is the policy of NFA and each subadviser to obtain best execution at the most favorable prices through responsible broker-dealers. The determination of what may constitute best execution in a securities transaction by a broker involves a number of considerations, including the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all when a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future, the professionalism of the broker, and the financial strength and stability of the broker. These considerations are judgmental and are weighed by NFA or a subadviser in determining the overall reasonableness of securities executions and commissions paid. In selecting broker-dealers, NFA or a subadviser will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security or asset to be purchased or sold; the execution efficiency, settlement capability and financial condition of the broker-dealer’s firm; the broker-dealer’s execution services, rendered on a continuing basis; and the reasonableness of any commissions.
          NFA and each subadviser may cause a Fund to pay a broker-dealer who furnishes brokerage and/or research services a commission that is in excess of the commission another broker-dealer would have received for executing the transaction if it is determined, pursuant to the requirements of Section 28(e) of the Exchange Act, that such commission is reasonable in relation to the value of the brokerage and/or research services provided. Such research services may include, among other things, analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, analytic or modeling software, market data feeds and historical market information. Any such research and other information provided by brokers to NFA or a subadviser is considered to be in addition to and not in lieu of services required to be performed by it under its investment advisory or subadvisory agreement, as the case may be. The fees paid to NFA or a subadviser pursuant to its respective investment advisory or subadvisory agreement are not reduced by reason of its receiving any brokerage and research services. The research services provided by broker-dealers can be useful to NFA or a subadviser in serving its other clients. All research services received from the brokers to whom commission are paid are used collectively, meaning such services actually may not be utilized in connection with each client account that may have provided the commission paid to the brokers providing such services. NFA and the subadvisers are prohibited from considering the broker-dealers sale of shares of any Fund for which it serves as investment adviser or subadviser, except as may be specifically permitted by law.

          Fund portfolio transactions may be effected with broker-dealers who have assisted investors in the purchase of variable annuity contracts or variable insurance policies issued by Nationwide Life Insurance Company or Nationwide Life & Annuity Insurance Company. However, neither such assistance nor sale of other investment company shares is a qualifying or disqualifying factor in a broker-dealer’s selection, nor is the selection of any broker-dealer based on the volume of shares sold.
          The following table lists, for the fiscal year ended December 31, 2009, the total amount of transactions that were directed to brokers in exchange for research services provided and the amount of commissions the Funds paid in connection with such transactions. This information has been provided by the respective Fund’s subadvisers and is believed to be reliable. However, the Funds have not independently verified such information.
FOR THE FISCAL YEAR ENDED DECEMBER 31, 2009

		TOTAL AMOUNT
		OF
		TRANSACTIONS
		ON WHICH
	TOTAL BROKERAGE	COMMISSIONS
FUND	COMMISSIONS	PAID
AllianceBernstein NVIT Global Fixed Income Fund	—	—
American Century NVIT Multi Cap Value Fund	—	—
Federated NVIT High Income Bond Fund	$254	$82,682
Gartmore NVIT International Equity Fund	602,428	467,963,311
Gartmore NVIT Worldwide Leaders Fund	129,277	94,249,096
Neuberger Berman NVIT Multi Cap Opportunities Fund	35,000	29,181,582
Neuberger Berman NVIT Socially Responsible Fund	64,394	55,384,674
NVIT Bond Index Fund	—	—
NVIT Core Bond Fund	—	—
NVIT Core Plus Bond Fund	—	—
NVIT Developing Markets Fund	874,212	436,427,695
NVIT Emerging Markets Fund	997,787	452,499,131
NVIT Enhanced Income Fund	—	—
NVIT Government Bond Fund	—	—
NVIT Growth Fund	34,104	354,951,683
NVIT International Index Fund	—	—
NVIT Mid Cap Index Fund	—	—
NVIT Money Market Fund	—	—
NVIT Multi-Manager International Growth Fund	308,200	174,277,003
NVIT Multi-Manager International Value Fund	145,857	71,027,095
NVIT Multi-Manager Large Cap Growth Fund	371,101	63,837,592
NVIT Multi-Manager Large Cap Value Fund	318,818	36,558,532
NVIT Multi-Manager Mid Cap Growth Fund	114,172	94,773,207
NVIT Multi-Manager Mid Cap Value Fund	427,821	36,426,209
NVIT Multi-Manager Small Cap Growth Fund	108,151,433	139,921
NVIT Multi-Manager Small Cap Value Fund	39,413	155,348,223
NVIT Multi-Manager Small Company Fund	153025	98,114,585
NVIT Multi Sector Bond Fund	—	—
NVIT Nationwide Fund	95,855	1,821,541,538
NVIT Real Estate Fund	33,242	47,634,697
NVIT S&P 500 Index Fund	—	—
NVIT Short Term Bond Fund	—	—
NVIT Small Cap Index Fund	—	—
Oppenheimer NVIT Large Cap Growth Fund	5,824	8,965,119
Templeton NVIT International Value Fund	235,225	280,220,932
Van Kampen NVIT Comstock Value Fund	105,162	137,122,965

          The following table lists the total amount of brokerage commissions paid to brokers for each of the Funds for the fiscal years ended December 31, 2009, 2008 and 2007:

FUND	2009	2008	2007
AllianceBernstein NVIT Global Fixed Income Fund[1]	—	N/A	N/A
American Century NVIT Multi Cap Value Fund[1]	$4,846	N/A	N/A
Federated NVIT High Income Bond Fund	254	$868	$372
Gartmore NVIT International Equity Fund	667,317	401,633	510,934
Gartmore NVIT Worldwide Leaders Fund	128,411	254,263	417,777
Neuberger Berman NVIT Multi Cap Opportunities Fund[2]	145,498	1,888	197
Neuberger Berman NVIT Socially Responsible Fund[2]	381,845	172,276	N/A
NVIT Bond Index Fund	—	—	480
NVIT Core Bond Fund[2]	—	N/A	N/A
NVIT Core Plus Bond Fund[2]	23	N/A	N/A
NVIT Developing Markets Fund	859,774	903,277	1,265,525
NVIT Emerging Markets Fund	984,975	960,405	989,943
NVIT Enhanced Income Fund	—	—	—
NVIT Government Bond Fund	—	—	—
NVIT Growth Fund	388,949	639,512	949,455
NVIT International Index Fund	91,540	210,701	138,590
NVIT Mid Cap Index Fund	86,950	62,588	89,512
NVIT Money Market Fund	—	—	—
NVIT Multi-Manager International Growth Fund[2]	798,676	526,531	N/A
NVIT Multi-Manager International Value Fund	438,527	580,102	503,521
NVIT Multi-Manager Large Cap Growth Fund[2]	510,884	90,185	N/A
NVIT Multi-Manager Large Cap Value Fund[2]	408,345	102,976	N/A
NVIT Multi-Manager Mid Cap Growth Fund[2]	911,973	162,994	N/A
NVIT Multi-Manager Mid Cap Value Fund[2]	937,527	295,158	N/A
NVIT Multi-Manager Small Cap Growth Fund	222,247	228,882	189,154
NVIT Multi-Manager Small Cap Value Fund	581,785	1,441,576	1,860,192
NVIT Multi-Manager Small Company Fund	818,262	1,633,261	1,964,100
NVIT Multi Sector Bond Fund	4,254	30,342	57,516
NVIT Nationwide Fund	1,246,557	9,282,445	11,319,365
NVIT Real Estate Fund[2]	69,146	6,926	N/A
NVIT S&P 500 Index Fund	94,875	69,582	99,580
NVIT Short Term Bond Fund[2]	—	N/A	N/A
NVIT Small Cap Index Fund	52,971	29,740	76,797
Oppenheimer NVIT Large Cap Growth Fund[1]	6,594	N/A	N/A
Templeton NVIT International Value Fund[1]	235,256	N/A	N/A
Van Kampen NVIT Comstock Value Fund	117,513	375,153	185,224

[1]	Fund did not commence operations until March 25, 2009.

[2]	Fund commenced operations on March 25, 2008.
          During the fiscal year ended December 31, 2009, the following Funds held investments in securities of their regular broker-dealers:

Approximate Aggregate
Value
Of Issuer’s Securities Owned
By
	The Fund As Of	Name of
Fund	December 31, 2009	Broker or Dealer
Alliance Bernstein NVIT Global Fixed Income Fund	$677,689	Bank Of America
	474,018	Barclays Capital, Inc.
	228,088	Citigroup, Inc.
	86,918	Credit Suisse Group AG
	95,614	Deutsche Bank AG
	145,725	Goldman Sachs
	321,959	JP Morgan Chase & Co.
	126,157	Morgan Stanley
	69,248	UBS AG
American Century NVIT Multi Cap Value Fund	66,767	Bank Of America
	69,224	Goldman Sachs
	253,062	JP Morgan Chase & Co.
	48,130	Morgan Stanley
	60,433	State Street Corp.
Gartmore NVIT International Equity Fund	2,670,280	Credit Suisse Group AG
Gartmore NVIT Worldwide Leaders Fund	530,927	Bank Of America
	713,396	Credit Suisse Group AG
	879,070	JP Morgan Chase & Co.
Neuberger Berman NVIT Multi Cap Opportunities Fund	7,745,693	Bank Of America
	3,503,340	Citigroup, Inc.
	2,414,412	Goldman Sachs
	4,212,837	JP Morgan Chase & Co.
	3,413,472	Morgan Stanley
	2,912,826	State Street Corp.
NVIT Bond Index Fund	13,354,000	Bank Of America
	13,371,033	Citigroup, Inc.
	2,276,567	Credit Suisse Group AG
	1,512,587	Deutsche Bank AG
	7,158,388	Goldman Sachs
	16,381,000	JP Morgan Chase & Co.
	10,268,000	Morgan Stanley
	184,358	State Street Corp.
	2,513,519	UBS AG

Approximate Aggregate
Value
Of Issuer’s Securities Owned
By
	The Fund As Of	Name of
Fund	December 31, 2009	Broker or Dealer
NVIT Core Bond Fund	3,989,964	Bank Of America
	17,353,219	Citigroup, Inc.
	5,314,156	JP Morgan Chase & Co.
NVIT Core Plus Bond Fund	9,124,703	Bank Of America
	940,067	Barclays Capital, Inc.
	5,153,461	Citigroup, Inc.
	1,102,850	Deutsche Bank AG
	2,141,911	Goldman Sachs
	8,370,000	JP Morgan Chase & Co.
	4,865,000	Morgan Stanley
NVIT Enhanced Income Fund	5,321,000	Bank Of America
	2,522,360	Goldman Sachs
	2,502,118	CIT Group Holdings, Inc.
	6,652,601	JP Morgan Chase & Co.
	3,701,349	Morgan Stanley
	2,532,000	State Street Corp.
NVIT Growth Fund	1,502,676	Goldman Sachs
	1,331,357	JP Morgan Chase & Co.
NVIT International Index Fund	4,819,075	Barclays Capital, Inc.
	5,584,947	Credit Suisse Group AG
	3,947,106	Deutsche Bank AG
	5,656,408	UBS AG
NVIT Multi-Manager International Value Fund	2,291,006	Deutsche Bank AG
	1,209,323	UBS AG
NVIT Multi-Manager Large Cap Growth Fund	4,177,494	Bank Of America
	2,424,652	JP Morgan Chase & Co.
NVIT Multi-Manager Large Cap Value Fund	11,481,320	Bank Of America
	919,187	Citigroup, Inc.
	641,592	Goldman Sachs
	8,916,713	JP Morgan Chase & Co.
	1,755,359	State Street Corp.
	874,767	UBS AG

Approximate Aggregate
Value
Of Issuer’s Securities Owned
By
	The Fund As Of	Name of
Fund	December 31, 2009	Broker or Dealer
NVIT Multi-Manager Mid Cap Growth Fund	2,558,298	Morgan Stanley
NVIT Multi-Manager Mid Cap Value Fund	750,000	State Street Corp.
NVIT Multi Sector Bond Fund	2,110,037	Bank Of America
	1,885,336	Citigroup, Inc.
	794,003	Credit Suisse Group AG
	1,134,183	Goldman Sachs
	2,630,164	JP Morgan Chase & Co.
	831,844	Morgan Stanley
NVIT Nationwide Fund	7,693,175	Bank Of America
	2,225,313	Citigroup, Inc.
	9,455,040	Goldman Sachs
	25,199,641	JP Morgan Chase & Co.
	2,616,640	Morgan Stanley
	12,095,412	State Street Corp.
NVIT S&P 500 Index Fund	30,996,492	Bank Of America
	13,368,901	Citigroup, Inc.
	17,977,070	Goldman Sachs
	34,008,721	JP Morgan Chase & Co.
	8,335,626	Morgan Stanley
	4,459,410	State Street Corp.
NVIT Short Term Bond Fund	3,038,751	Bank Of America
	4,139,574	Barclays Capital, Inc.
	12,042,406	Citigroup, Inc.
	2,505,845	JP Morgan Chase & Co.
	3,564,000	Morgan Stanley
Oppenheimer NVIT Large Cap Growth Fund	83,824	Credit Suisse Group AG
	94,550	Goldman Sachs
	53,754	JP Morgan Chase & Co.
Templeton NVIT International Value Fund	2,137,123	UBS AG
Van Kampen NVIT Comstock Value Fund	2,832,922	Bank Of America
	2,845,136	Bank of New York Mellon Corp.
	996,641	Citigroup, Inc.
	1,198,764	Goldman Sachs
	3,766,968	JP Morgan Chase & Co.
	605,206	State Street Corp.

          Under the 1940 Act, “affiliated persons” of a Fund are prohibited from dealing with it as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. However, each Fund may purchase securities from underwriting syndicates of which a subadviser or any of its affiliates as defined in the 1940 Act, is a member under certain conditions, in accordance with Rule 10f-3 under the 1940 Act.
          Each of the Funds contemplates that, consistent with the policy of obtaining best results, brokerage transactions may be conducted through “affiliated brokers or dealers,” as defined in the 1940 Act. Under the 1940 Act, commissions paid by a Fund to an “affiliated broker or dealer” in connection with a purchase or sale of securities offered on a securities exchange may not exceed the usual and customary broker’s commission. Accordingly, it is the Funds’ policy that the commissions to be paid to an affiliated broker-dealer must, in the judgment of the appropriate subadviser, be (1) at least as favorable as those that would be charged by other brokers having comparable execution capability and (2) at least as favorable as commissions contemporaneously charged by such broker or dealer on comparable transactions for the broker’s or dealer’s most favored unaffiliated customers. Subadvisers do not deem it practicable or in the Funds’ best interests to solicit competitive bids for commissions on each transaction. However, consideration regularly is given to information concerning the prevailing level of commissions charged on comparable transactions by other brokers during comparable periods of time.
          During the years ended December 31, 2009, December 31, 2008 and December 31, 2007, there were no brokerage commissions paid to affiliated brokers of the Investment Adviser.
          During the year ended December 31, 2009, commissions paid by the NVIT Multi-Manager International Growth Fund to JP Morgan Chase & Co. and Casenove Inc. represented 5.10% of total commissions paid by the Fund.
          During the year ended December 31, 2009, commissions paid by the NVIT Multi-Manager Large Cap Growth Fund to Neuberger Berman represented 0.11% of total commissions paid by the Fund.
          During the year ended December 31, 2009, commissions paid by the NVIT Multi-Manager Large Cap Value Fund to Goldman Sachs & Co. represented 1.9% of total commissions paid by the Fund.
          During the year ended December 31, 2009, commissions paid by the NVIT Multi-Manager Mid Cap Growth Fund to JP Morgan Chase & Co. represented 2.06% of total commissions paid by the Fund.
          During the year ended December 31, 2009, commissions paid by the NVIT Multi-Manager Mid Cap Value Fund to JP Morgan Chase & Co. represented 1.54% of total commissions paid by the Fund.
          During the year ended December 31, 2009, commissions paid by the NVIT Multi-Manager Small Company Fund to Morgan Stanley and JP Morgan Chase & Co. represented 0.04% of total commissions paid by the Fund.
          During the year ended December 31, 2009, commissions paid by the Van Kampen NVIT Comstock Value Fund to Morgan Stanley represented 11.11% of total commissions paid by the Fund.
          During the year ended December 31, 2009, commissions paid by the NVIT Real Estate Fund to Morgan Stanley represented 5.9% of total commissions paid by the Fund.
PURCHASES, REDEMPTIONS AND PRICING OF SHARES
          An insurance company purchases shares of the Funds at their net asset value (“NAV”) using purchase payments received on variable annuity contracts and variable life insurance policies issued by separate accounts. These separate accounts are funded by shares of the Funds. For certain of the Funds, shares may also be sold to affiliated Funds of Funds.
          All investments in the Trust are credited to the shareholder’s account in the form of full and fractional shares of the designated Fund (rounded to the nearest 1/1000 of a share). The Trust does not issue share certificates. Each Fund may accept payment for shares in the form of securities that are permissible investments for such Fund.
          The NAV per share of each Fund is determined once daily, as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (generally 4 P.M. Eastern Time) on each business day the Exchange is open for regular trading and on such other days as the Board determines (together, the “Valuation Time”). However, to the extent that a Fund’s investments are traded in markets that are open when the Exchange is closed, the value of the Funds’ investments may change on days when shares cannot be purchased or redeemed.
          The Trust will not compute NAV for the Funds on customary national business holidays, including the following: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and any other days when the Exchange is closed.
          Each Fund reserves the right to not determine NAV when: (i) a Fund has not received any orders to purchase, sell or exchange shares and (ii) changes in the value of the Fund’s portfolio do not affect the Fund’s NAV.
          The offering price for orders placed before the close of the Exchange, on each business day the Exchange is open for trading, will be based upon calculation of the NAV at the close of regular trading on the Exchange. For orders placed after the close of regular trading on the Exchange, or on a day on which the Exchange is not open for trading, the offering price is based upon NAV at the close of the Exchange on the next day thereafter on which the Exchange is open for trading. The NAV of a share of each Fund on which offering and redemption prices are based is the NAV of that Fund, divided by the number of shares outstanding, the result being adjusted to the nearer cent. The NAV of each Fund is determined by subtracting the liabilities of the Fund from the value of its assets (chiefly composed of investment securities). The NAV per share for a class is calculated by adding the value of all securities and other assets of a Fund allocable to the class, deducting liabilities allocable to that class, and dividing by the number of that class’ shares outstanding. Each Fund may reject any order to buy shares and may suspend the sale of shares at any time.
          Securities for which market quotations are readily available are valued at current market value as of Valuation Time. Valuation Time will be as of the close of regular trading on the Exchange (usually 4 P.M. Eastern Time). Equity securities are valued at the last quoted sale price, or if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades.
          Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Board of Trustees. Short-term debt securities such as commercial paper and U.S. Treasury bills, having a remaining maturity of 60 days or less are considered to be “short-term” and may be valued at amortized cost, which approximates market value.
          Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of NFA or a designee of NFA, are valued at fair value under procedures approved by the Board of Trustees. Fair value determinations are required for securities whose value is affected by a significant event that will materially affect the value of a domestic or foreign security and which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades but prior to the calculation of the Funds’ NAVs.
          The Funds holding foreign equity securities (the “Foreign Equity Funds”) value securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Foreign Equity Funds, the Foreign Equity Funds will fair value their foreign investments when the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Foreign Equity Funds’ foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the Trust utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). The fair value prices of portfolio securities generally will be used when it is determined that the use of such prices will have an impact on the NAV of a Foreign Equity Fund. When a Foreign Equity Fund uses fair value pricing, the values assigned to the Foreign Equity Fund’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.
          The value of portfolio securities in the NVIT Money Market Fund is determined on the basis of the amortized cost method of valuation in accordance with Rule 2a-7 of the 1940 Act. This involves valuing a security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the NVIT Money Market Fund would receive if it sold the instrument.
          The Board of Trustees has adopted procedures whereby the extent of deviation, if any, of the current net asset value per share calculated using available market quotations from the NVIT Money Market Fund’s amortized cost price per share will be determined at such intervals as the Board of Trustees deems appropriate and are reasonable in light of current market conditions. In the event such deviation from the NVIT Money Market Fund’s amortized cost price per share exceeds 1/2 of 1 percent, the Board of Trustees will consider appropriate action to eliminate or reduce to the extent reasonably practicable such dilution or other unfair results which might include: reducing or withholding dividends; redeeming shares in kind; selling portfolio instruments prior to maturity to realize capital gains or losses to shorten the Fund’s average portfolio maturity; or utilizing a NAV per share as determined by using available market quotations. In addition, in accordance with applicable legal requirements, as of May 5, 2010, the NVIT Money Market Fund may suspend redemptions if: (i) the Board of Trustees, including a majority of its non-interested trustees, determine that the extent of the deviation between amortized cost and market value may result in material dilution or other unfair results to the Fund’s shareholders; (ii) the Board of Trustees, including a majority of its non-interested trustees, irrevocably approve the liquidation of the Fund; and (iii) the Fund has notified the Securities and Exchange Commission of the decision to liquidate the Fund and suspend redemptions.
          The Board of Trustees, in supervising the NVIT Money Market Fund’s operations and delegating special responsibilities involving portfolio management to NFA, has undertaken as a particular responsibility within its overall duty of care owed to the NVIT Money Market Fund’s shareholders to assure to the extent reasonably practicable, taking into account current market conditions affecting the Fund’s investment objectives, that the NVIT Money Market Fund’s NAV per share will not deviate from $1.

          Pursuant to its objective of maintaining a stable net asset value per share, the NVIT Money Market Fund will only purchase investments with a remaining maturity of 397 days or less and will maintain a dollar weighted average portfolio maturity of 60 days or less and a weighted average life of 120 days or less that is determined without reference to certain interest rate readjustments.
          A separate account redeems shares to make benefit or surrender payments under the terms of its variable annuity contracts or variable life insurance policies. Redemptions are processed on any day on which the Trust is open for business and are effected at NAV next determined after the redemption order, in proper form, is received by the Trust’s transfer agent.
          The Trust may suspend the right of redemption for such periods as are permitted under the 1940 Act and under the following unusual circumstances: (a) when the Exchange is closed (other than weekends and holidays) or trading is restricted; (b) when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or (c) during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.
In Kind Redemptions
          The Funds generally plan to redeem their shares for cash. However, each Fund reserves the right, in circumstances where in its sole discretion it determines that cash redemption payments would be undesirable, taking into account the best interests of all fund shareholders, to honor any redemption request by transferring some of the securities held by the Fund directly to a redeeming shareholder (“redemption in-kind”).
          The Trust’s Board of Trustees has adopted procedures for redemptions in-kind to affiliated persons of a Fund. Affiliated persons of a Fund include shareholders who are affiliates of the Fund’s investment adviser and shareholders of a Fund owning 5% or more of the outstanding shares of that Fund. These procedures provide that a redemption in-kind shall be effected at approximately the affiliated shareholder’s proportionate share of the distributing Fund’s current net assets, and they are designed so that redemptions will not favor the affiliated shareholder to the detriment of any other shareholder. The procedures also require that the distributed securities be valued in the same manner as they are valued for purposes of computing the distributing Fund’s net asset value and that neither the affiliated shareholder nor any other party with the ability and pecuniary incentive to influence the redemption in-kind selects, or influences the selection of, the distributed securities. Use of the redemption in-kind procedures will allow a Fund to avoid having to sell significant portfolio assets to raise cash to meet the shareholder’s redemption request – thus limiting the potential adverse effect on the distributing Fund’s net asset value.
ADDITIONAL INFORMATION
Description of Shares
          The Amended Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest of each Fund and to divide or combine such shares into a greater or lesser number of shares without thereby exchanging the proportionate beneficial interests in the Trust. Each share of a Fund represents an equal proportionate interest in that Fund with each other share. The Trust reserves the right to create and issue a number of different funds. Shares of each Fund would participate equally in the earnings, dividends, and assets of that particular fund. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of such Fund available for distribution to shareholders.
          The Trust is authorized to offer the following series of shares of beneficial interest, without par value and with the various classes listed:

SERIES	SHARE CLASSES
AllianceBernstein NVIT Global Fixed Income Fund	Class I, Class II, Class III, Class VI, Class Y
American Century NVIT Multi Cap Value Fund	Class I, Class II, Class Y
American Funds NVIT Asset Allocation Fund*	Class II
American Funds NVIT Bond Fund*	Class II
American Funds NVIT Global Growth Fund*	Class II
American Funds NVIT Growth Fund*	Class II
American Funds NVIT Growth-Income Fund*	Class II
Federated NVIT High Income Bond Fund	Class I, Class III
Gartmore NVIT International Equity Fund	Class I, Class II, Class III, Class VI, Class Y
Gartmore NVIT Worldwide Leaders Fund	Class I, Class II, Class III, Class VI
Neuberger Berman NVIT Multi Cap Opportunities Fund	Class I, Class II
Neuberger Berman NVIT Socially Responsible Fund	Class I, Class II, Class Y
NVIT Bond Index Fund	Class II, Class Y
NVIT Cardinal Aggressive Fund*	Class I, Class II
NVIT Cardinal Balanced Fund*	Class I, Class II
NVIT Cardinal Capital Appreciation Fund*	Class I, Class II
NVIT Cardinal Conservative Fund*	Class I, Class II
NVIT Cardinal Moderate Fund*	Class I, Class II
NVIT Cardinal Moderately Aggressive Fund*	Class I, Class II
NVIT Cardinal Moderately Conservative Fund*	Class I, Class II
NVIT Core Bond Fund	Class I, Class II, Class Y
NVIT Core Plus Bond Fund	Class I, Class II, Class Y
NVIT Developing Markets Fund	Class I, Class II
NVIT Emerging Markets Fund	Class I, Class II, Class III, Class VI, Class Y
NVIT Enhanced Income Fund	Class II, Class Y
NVIT Government Bond Fund	Class I, Class II, Class III, Class IV
NVIT Growth Fund	Class I, Class IV
NVIT International Index Fund	Class II, Class VI, Class VIII, Class Y
NVIT Investor Destinations Aggressive Fund*	Class II, Class VI
NVIT Investor Destinations Balanced Fund*	Class II, Class VI
NVIT Investor Destinations Capital Appreciation Fund*	Class II, Class VI
NVIT Investor Destinations Conservative Fund*	Class II, Class VI
NVIT Investor Destinations Moderate Fund*	Class II, Class VI
NVIT Investor Destinations Moderately Aggressive Fund*	Class II, Class VI
NVIT Investor Destinations Moderately Conservative Fund*	Class II, Class VI
NVIT Mid Cap Index Fund	Class I, Class II, Class III, Class Y
NVIT Money Market Fund	Class I, Class II, Class IV, Class V, Class Y
NVIT Multi-Manager International Growth Fund	Class I, Class II, Class III, Class VI, Class Y
NVIT Multi-Manager International Value Fund	Class I, Class II, Class III, Class IV, Class VI, Class Y
NVIT Multi-Manager Large Cap Growth Fund	Class I, Class II, Class Y
NVIT Multi-Manager Large Cap Value Fund	Class I, Class II, Class Y
NVIT Multi-Manager Mid Cap Growth Fund	Class I, Class II, Class Y
NVIT Multi-Manager Mid Cap Value Fund	Class I, Class II, Class Y
NVIT Multi-Manager Small Cap Growth Fund	Class I, Class II, Class III, Class Y
NVIT Multi-Manager Small Cap Value Fund	Class I, Class II, Class III, Class IV, Class Y
NVIT Multi-Manager Small Company Fund	Class I, Class II, Class III, Class IV, Class Y
NVIT Multi Sector Bond Fund	Class I, Class III
NVIT Nationwide Fund	Class I, Class II, Class III, Class IV, Class Y
NVIT Real Estate Fund	Class I, Class II, Class Y
NVIT S&P 500 Index Fund	Class I, Class II, Class IV, Class Y
NVIT Short Term Bond Fund	Class I, Class II, Class Y
NVIT Small Cap Index Fund	Class II, Class Y

SERIES	SHARE CLASSES
Oppenheimer NVIT Large Cap Growth Fund	Class I, Class II, Class Y
Templeton NVIT International Value Fund	Class I, Class II, Class III, Class VI, Class Y
Van Kampen NVIT Comstock Value Fund	Class I, Class II, Class IV, Class Y

*	Information on these Funds is contained in a separate Statement(s) of Additional Information.
          You have an interest only in the assets of the Fund whose shares you own. Shares of a particular class are equal in all respects to the other shares of that class. In the event of liquidation of a Fund, shares of the same class will share pro rata in the distribution of the net assets of such Fund with all other shares of that class. All shares are without par value and when issued and paid for, are fully paid and nonassessable by the Trust. Shares may be exchanged or converted as described in this SAI and in the Prospectus but will have no other preference, conversion, exchange or preemptive rights.
Voting Rights
          Shareholders of each class of shares have one vote for each share held and a proportionate fractional vote for any fractional share held. Shareholders may vote in the election of Trustees and on other matters submitted to meetings of shareholders. Shares, when issued, are fully paid and nonassessable. Generally, amendment may not be made to the Amended and Restated Declaration of Trust without the affirmative vote of a majority of the outstanding voting securities of the Trust. The Trustees may, however, further amend the Amended and Restated Declaration of Trust without the vote or consent of shareholders to:
(1)	designate series of the Trust; or

(2)	change the name of the Trust; or

(3)	apply any omission, cure, correct, or supplement any ambiguous, defective, or inconsistent provision to conform the Amended and Restated Declaration of Trust to the requirements of applicable federal laws or regulations if they deem it necessary.
          An annual or special meeting of shareholders to conduct necessary business is not required by the Amended and Restated Declaration of Trust, the 1940 Act or other authority, except, under certain circumstances, to amend the Amended and Restated Declaration of Trust, the Investment Advisory Agreement, fundamental investment objectives, investment policies and investment restrictions, to elect and remove Trustees, to reorganize the Trust or any series or class thereof and to act upon certain other business matters. In regard to termination, sale of assets, modification or change of the Investment Advisory Agreement, or change of investment restrictions, the right to vote is limited to the holders of shares of the particular Fund affected by the proposal. However, shares of all Funds vote together, and not by Fund, in the election of Trustees. If an issue must be approved by a majority as defined in the 1940 Act, a “majority of the outstanding voting securities” means the lesser of (i) 67% or more of the shares present at a meeting when the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares. For the election of Trustees only a plurality is required. Holders of shares subject to a Rule 12b-1 fee will vote as a class and not with holders of any other class with respect to the approval of the Distribution Plan.
          With respect to Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide Life”), and certain other insurance companies (each, a “Participating Insurance Company”) separate accounts, Nationwide Life and each Participating Insurance Company will vote the shares of each Fund at a shareholder meeting in accordance with the timely instructions received from persons entitled to give voting instructions under the variable contracts. Nationwide Life and each Participating Insurance Company are expected to vote shares attributable to variable contracts as to which no voting instructions are received in the same proportion (for, against, or abstain) as those for which timely instructions are received. As a result, those contract owners that actually provide voting instructions may control the outcome of the vote even though their actual percentage ownership of a Fund alone would not be sufficient to approve a Proposal. Contract owners will also be permitted to revoke previously submitted voting instructions in accordance with instructions contained in the proxy statement sent to the Funds’ shareholders and to contract owners.
TAX STATUS
          This is for general information only and not tax advice. For federal income tax purposes, the insurance company (rather than the purchaser of a variable contract) is treated as the owner of the shares of the Fund selected as an investment option. Holders of variable contracts should consult their own tax advisors for more information on their tax situation, including the possible applicability of federal, state, local and foreign taxes.
Taxation of the Fund
          Each Fund has elected and intends to qualify, or, if newly organized, intends to elect and qualify, each year as a regulated investment company (sometimes referred to as a “regulated investment company,” “RIC” or “fund”) under Subchapter M of the Code. If a Fund so qualifies, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.
          In order to qualify for treatment as a regulated investment company, the Fund must satisfy the following requirements:

•	Distribution Requirement — the Fund must distribute at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).

•	Income Requirement — the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (QPTPs).

•	Asset Diversification Test — the Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more QPTPs.

          In some circumstances, the character and timing of income realized by the Fund for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by IRS with respect to such type of investment may adversely affect the Fund’s ability to satisfy these requirements. See, “Other Tax Consequences — Tax Treatment of Portfolio Transactions” below with respect to the application of these requirements to certain types of investments. In other circumstances, the Fund may be required to sell portfolio holdings in order to meet the Income

Requirement, Distribution Requirement, or Asset Diversification Test which may have a negative impact on the Fund’s income and performance.
          The Fund may use “equalization accounting” (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed. If the Fund uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. If the IRS determines that the Fund’s allocation is improper and that the Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax. If, as a result of such adjustment, the Fund fails to satisfy the Distribution Requirement, the Fund will not qualify that year as a regulated investment company the effect of which is described in the following paragraph.
          If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends will be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund’s current and accumulated earnings and profits. Failure to qualify as a regulated investment company would thus have a negative impact on the Fund’s income and performance. It is possible that the Fund will not qualify as a regulated investment company in any given tax year. Moreover, the Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.
          Post-October Losses. The Fund presently intends to elect to treat any net capital loss or any net long-term capital loss incurred after October 31 as if it had been incurred in the succeeding year in determining its taxable income for the current year. The effect of this election is to treat any such net loss incurred after October 31 as if it had been incurred in the succeeding year in determining the Fund’s net capital gain for capital gain dividend purposes (see, “Other Tax Consequences — Taxation of Fund Distributions — Distributions of Capital Gains” below). The Fund may also elect to treat all or part of any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding taxable year.
          Federal Excise Tax. To avoid a 4% non-deductible excise tax, the Fund must distribute by December 31 of each year an amount equal to: (1) 98% of its ordinary income for the calendar year, (2) 98% of capital gain net income (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year), and (3) any prior year undistributed ordinary income and capital gain net income. Generally, the Fund intends to make sufficient distributions prior to the end of each calendar year to avoid any material liability for federal excise tax, but can give no assurances that all such liability will be avoided. In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Fund having to pay some excise tax. However, in any calendar year in which the investment made by the Manager and its affiliates in the Fund does not exceed $250,000, the Fund may qualify for an exemption from the excise tax regardless of whether it has satisfied the foregoing distribution requirements. Fund that do not qualify for this exemption intend to make sufficient distributions to avoid imposition of the excise tax.
          Foreign Income Tax. Investment income received by the Fund from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld will generally be treated as an expense of the Fund. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund’s assets to be invested in various countries is not known. Under certain circumstances, the Fund may elect to pass-through foreign tax credits to shareholders.
Special Rules Applicable to Variable Contracts

          In addition to the asset diversification and other requirements for qualification as a regulated investment company, the Fund is generally subject to another set of asset diversification requirements under Section 817(h) of the Internal Revenue Code applicable to insurance company separate accounts and their underlying funding vehicles. The Fund intends to comply with these requirements. If these requirements are not met, or under other limited circumstances, it is possible that the contract holders, rather than the separate accounts, will be treated for federal income tax purposes as the taxable owners of the assets held by the separate accounts.
          To satisfy these diversification requirements, as of the end of each calendar quarter or within 30 days thereafter, the Fund must (a) be qualified as a “regulated investment company”; and (b) have either (i) no more than 55% of the total value of its assets in cash and cash equivalents, government securities and securities of other regulated investment companies; or (ii) no more than 55% of its total assets represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose all securities of the same issuer are considered a single investment, and each agency or instrumentality of the U.S. government is treated as a separate issuer of securities.
          Section 817(h) of the Internal Revenue Code provides a look-through rule for purposes of testing the diversification of a segregated asset account that invests in a regulated investment company such as the Fund. Treasury Regulations Section 1.817-5(f)(1) provides, in part, that if the look-through rule applies, a beneficial interest in an investment company (including a regulated investment company) shall not be treated as a single investment of a segregated asset account; instead, a pro rata portion of each asset of the investment company shall be treated as an asset of the segregated asset account. Treasury Regulations Section 1.817-5(f)(2) provides (except as otherwise permitted) that the look-through rule shall apply to an investment company only if

•	All the beneficial interests in the investment company are held by one or more segregated asset accounts of one or more insurance companies; and

•	Public access to such investment company is available exclusively through the purchase of a variable contract.

          As provided in the offering documents, all the beneficial interests in the Fund are held by one or more segregated asset accounts of one or more insurance companies (except as otherwise permitted), and public access to the Fund is available solely through the purchase of a variable contract. Accordingly, under the look-through rule of Section 817(h) of the Internal Revenue Code and Treasury Regulations Section 1.817-5(f), the investing segregated asset account is treated as owning a pro rata portion of each asset of the Fund in which it invests for purposes of determining whether the segregated asset account is adequately diversified. See Revenue Ruling 2005-7, 2005-6 IRB 464 (January 19, 2005).
          In addition, a contract holder should not be able to direct the Fund’s investment in any particular asset so as to avoid the prohibition on investor control. The Treasury Department may issue future pronouncements addressing the circumstances in which a variable contract owner’s control of the investments of a separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the contract owner is considered the owner of the separate account, income and gains produced by those securities would be included currently in the contract owner’s gross income. It is not known what standards will be set forth in any such pronouncements or when, if at all, these pronouncements may be issued.
          Reference should be made to the prospectus for the applicable contract for more information regarding the federal income tax consequences to an owner of a contract.

OTHER TAX CONSEQUENCES
Taxation of Fund Distributions
          The Fund anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year.
          Distributions of Net Investment Income. The Fund receives income generally in the form of dividends and interest on its investments in portfolio securities. This income, less expenses incurred in the operation of the Fund, constitutes its net investment income from which dividends may be paid to the separate account. In the case of a Fund whose strategy includes investing in stocks of corporations, a portion of the income dividends paid to the separate account may be qualified dividends eligible for the corporate dividends received deduction.
          Distributions of Capital Gains. The Fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable as long-term capital gain. Any net short-term or long-term capital gain realized by the Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.
          Maintaining a $1 Share Price – NVIT Money Market Fund Only. Gains and losses on the sale of portfolio securities and unrealized appreciation or depreciation in the value of these securities may require the Fund to adjust its dividends to maintain its $1 share price. This procedure may result in under- or over-distributions by the Fund of its net investment income. This in turn may result in return of capital distributions, the effect of which is described in the following paragraph.
          Returns of Capital. Distributions by the Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares.
          Dividends-Received Deduction for Corporations. For corporate shareholders, a portion of the dividends paid by the Fund may qualify for the dividends-received deduction. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction. Income derived by the Fund from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.
          Pass-Through of Foreign Tax Credits. If more than 50% of the Fund’s total assets at the close of a fiscal year is invested in foreign securities, the Fund may elect to pass through to the Fund’s shareholders their pro rata share of foreign taxes paid by the Fund. The shareholders will then be entitled either to deduct their share of these taxes in computing their taxable income or to claim a foreign tax credit for these taxes against their U.S. federal income tax (subject to limitations for certain shareholders). Shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by the Fund due to certain limitations that may apply.
          Tax Credit Bonds. If the Fund holds, directly or indirectly, one or more “tax credit bonds” (including build America bonds, clean renewable energy bonds and qualified tax credit bonds) on one or more applicable dates during a taxable year, the Fund may elect to permit its shareholders to claim a tax credit on their income tax returns equal to each shareholder’s proportionate share of tax credits from the applicable bonds that otherwise would be allowed to the Fund. In such a case, shareholders must include in gross income (as interest) their proportionate share of the income attributable to their proportionate share of those offsetting tax credits. A shareholder’s ability to claim a tax credit associated with one or more tax credit bonds may be subject to certain limitations imposed by the Code. Even if the Fund is eligible to pass through tax credits to shareholders, the Fund may choose not to do so.

          Consent Dividends. The Fund may utilize the consent dividend provisions of section 565 of the Code to make distributions. Provided that all shareholders agree in a consent filed with the income tax return of the Fund to treat as a dividend the amount specified in the consent, the amount will be considered a distribution just as any other distribution paid in money and reinvested back into the Fund.
          Tax Shelter Reporting. Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886.
Tax Treatment of Portfolio Transactions
          The Fund may invest in complex securities that could be subject to numerous special and complex tax rules. These rules could accelerate the recognition of income by the Fund (possibly causing the Fund to sell securities to raise the cash for necessary distributions) and/or defer the Fund’s ability to recognize a loss, and, in limited cases, subject the Fund to U.S. federal income tax.
TAX CONSEQUENCES TO SHAREHOLDERS
          Since shareholders of the Fund will be the insurance company separate accounts, no discussion is included herein concerning federal income tax consequences for the holders of the contracts. For information concerning the federal income tax consequences to any such holder, see the prospectus relating to the applicable contract.
MAJOR SHAREHOLDERS
          To the extent Nationwide Life Insurance Company and its affiliates directly or indirectly owned, controlled and held power to vote 25% or more of the outstanding shares of the Funds above, they are deemed to have “control” over matters which are subject to a vote of the Fund’s shares.
          Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company, each located at One Nationwide Plaza, Columbus, Ohio 43215 and Nationwide Life Insurance Company of America (“NLICA”), located at 1000 Chesterbrook Boulevard, Berwyn, Pennsylvania 19312, are wholly owned by Nationwide Financial Services, Inc. (“NFS”). Nationwide Life and Annuity Insurance Company of America, located at 300 Continental Drive, Newark, Delaware 19713, is wholly owned by NLICA. NFS, a holding company, is a wholly-owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.
          As of April 1, 2010, the Trustees and Officers of the Trust as a group owned beneficially less than 1% of the shares of any class of the Funds.
          As of April 1, 2010, the record shareholders identified in Appendix D to this SAI held five percent or greater of the shares of a class of a Fund. Fund classes are generally sold to and owned by insurance company separate accounts to serve as the investment vehicle for variable annuity and life insurance contracts. Pursuant to an order received from the SEC, the Trust maintains participation agreements with insurance company separate accounts that obligate such insurance companies to pass any proxy solicitations through to underlying contract holders who in turn are asked to designate voting instructions. In the event that an insurance company does not receive voting instructions from contract holders, it is obligated to vote the shares that correspond to such contract holders in the same proportion as instructions received from all other applicable contract holders.

FINANCIAL STATEMENTS
          The Report of Independent Registered Public Accounting Firm and Financial Statements of the Trust for the fiscal year ended December 31, 2009 included in the Trust’s Annual Report are incorporated herein by reference. Copies of the Annual Report are available without charge upon request by writing the Trust or by calling toll free 800-848-0920.

APPENDIX A
DEBT RATINGS
STANDARD & POOR’S DEBT RATINGS
A Standard & Poor’s corporate or municipal debt rating is an opinion of the general creditworthiness of an obligor, or the creditworthiness of an obligor with respect to a particular debt security or other financial obligation, based on relevant risk factors.
The debt rating does not constitute a recommendation to purchase, sell, or hold a particular security. In addition, a rating does not comment on the suitability of an investment for a particular investor. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.
The ratings are based, in varying degrees, on the following considerations:
1.	Likelihood of default — capacity and willingness of the obligor as to its financial commitments in a timely manner in accordance with the terms of the obligation.

2.	Nature of and provisions of the obligation.

3.	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting.
INVESTMENT GRADE

AAA -	Debt rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. Capacity to meet financial commitments is extremely strong.

AA -	Debt rated ‘AA’ has a very strong capacity to meet financial commitments and differs from the highest rated issues only in small degree.

A -	Debt rated ‘A’ has a strong capacity to meet financial commitments although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB-	Debt rated ‘BBB’ is regarded as having an adequate capacity meet financial commitments. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet financial commitments for debt in this category than in higher rated categories.
SPECULATIVE GRADE
Debt rated ‘BB’, ‘B’, ‘CCC’, ‘CC’ and ‘C’ are regarded as having significant speculative characteristics with respect to capacity to pay interest and repay principal. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

A-1

BB -	Debt rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet financial commitments.

B -	Debt rated ‘B’ has a greater vulnerability to nonpayment than obligations rated BB but currently has the capacity to meet its financial commitments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to meet financial commitments.

CCC -	Debt rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions to meet financial commitments. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to meet its financial commitments.

CC -	Debt rated ‘CC’ typically is currently highly vulnerable to nonpayment.

C -	Debt rated ‘C’ may signify that a bankruptcy petition has been filed, but debt service payments are continued.

D -	Debt rated ‘D’ is in payment default. The ‘D’ rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.
MOODY’S LONG-TERM DEBT RATINGS

Aaa -	Bonds which are rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa -	Bonds which are rated Aa are judged to be of high quality by all standards and are subject to very low credit risk.

A -	Bonds which are rated A are to be considered as upper-medium grade obligations and subject to low credit risk.

Baa -	Bonds which are rated Baa are considered as medium-grade obligations, subject to moderate credit risk and in fact may have speculative characteristics.

Ba -	Bonds which are rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B -	Bonds which are rated B are considered speculative and are subject to high credit risk.

Caa -	Bonds which are rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca -	Bonds which are rated Ca represent obligations which are highly speculative. Such issues are likely in default, or very near, with some prospect of recovery of principal and interest.

C -	Bonds which are rated C are the lowest rated class of bonds, and are typically in default. There is little prospect for recovery of principal or interest.

A-2

STATE AND MUNICIPAL NOTES
Excerpts from Moody’s Investors Service, Inc., description of state and municipal note ratings:
MIG-1- Notes bearing this designation are of superior credit quality, enjoying excellent protection by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG-2- Notes bearing this designation are of strong credit quality, with margins of protection ample although not so large as in the preceding group.
MIG-3- Notes bearing this designation are of acceptable credit quality, with possibly narrow liquidity and cash-flow protection. Market access for refinancing is likely to be less well established.
SG- Notes bearing this designation are of speculative-grade credit quality and may lack sufficient margins of protection.
FITCH, INC. BOND RATINGS
Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner.
The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality.
Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.
Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.
Fitch ratings are not recommendations to buy, sell, or hold any security. ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.
Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA	Bonds considered investment grade and representing the lowest expectation of credit risk. The obligor has an exceptionally strong capacity for timely payment of financial commitments, a capacity that is highly unlikely to be adversely affected by foreseeable events.

AA	Bonds considered to be investment grade and of very high credit quality. This rating indicates a very strong capacity for timely payment of financial commitments, a capacity that is not significantly vulnerable to foreseeable events.

A	Bonds considered to be investment grade and represent a low expectation of credit risk. This rating indicates a strong capacity for timely payment of financial commitments. This

A-3

capacity may, nevertheless, be more vulnerable to changes in economic conditions or circumstances than long term debt with higher ratings.

BBB	Bonds considered to be in the lowest investment grade and indicates that there is currently low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in economic conditions and circumstances are more likely to impair this capacity.

BB	Bonds are considered speculative. This rating indicates that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B	Bonds are considered highly speculative. This rating indicates that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC and C	Bonds are considered a high default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A ‘CC’ rating indicates that default of some kind appears probable. ‘C’ rating signal imminent default.

DDD, DD and D	Bonds are in default. Such bonds are not meeting current obligations and are extremely speculative. ‘DDD’ designates the highest potential for recovery of amounts outstanding on any securities involved and ‘D’ represents the lowest potential for recovery.
SHORT-TERM RATINGS
STANDARD & POOR’S COMMERCIAL PAPER RATINGS
A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.
Ratings are graded into several categories, ranging from ‘A-1’ for the highest quality obligations to ‘D’ for the lowest. These categories are as follows:

A-1	This highest category indicates that capacity to meet financial commitments is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2	Capacity to meet financial commitments is satisfactory, although more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

A-3	Issues carrying this designation have adequate protections. They are, however, more vulnerable to adverse economic conditions or changing circumstances which could weaken capacity to meet financial commitments.

B	Issues rated ‘B’ are regarded as having significant speculative characteristics.

C	This rating is assigned to short-term debt obligations that are vulnerable to nonpayment and dependent on favorable business, financial, and economic conditions in order to meet financial commitments.

A-4

D	Debt rated ‘D’ is in payment default. The ‘D’ rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.
STANDARD & POOR’S NOTE RATINGS
An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.
     The following criteria will be used in making the assessment:
1.	Amortization schedule — the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note.

2.	Source of payment — the more the issue depends on the market for its refinancing, the more likely it is to be considered a note.
Note rating symbols and definitions are as follows:

SP-1	Strong capacity to pay principal and interest. Issues determined to possess very strong capacity to pay principal and interest are given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	Speculative capacity to pay principal and interest.
MOODY’S SHORT-TERM RATINGS
Moody’s short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations. These obligations have an original maturity not exceeding thirteen months, unless explicitly noted. Moody’s employs the following three designations to indicate the relative repayment capacity of rated issuers:

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior capacity to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
Issuers rated Not Prime do not fall within any of the Prime rating categories.
MOODY’S NOTE RATINGS

MIG 1/VMIG 1	Notes bearing this designation are of superior credit quality, enjoying excellent protection by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

A-5

MIG 2/VMIG 2	Notes bearing this designation are of strong credit quality, with margins of protection ample although not so large as in the preceding group.

MIG 3/VMIG 3	Notes bearing this designation are of acceptable credit quality, with possibly narrow liquidity and cash-flow protection. Market access for refinancing is likely to be less well established.

SG	Notes bearing this designation are of speculative-grade credit quality and may lack sufficient margins of protection.
FITCH’S SHORT-TERM RATINGS
Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.
The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer’s obligations in a timely manner.

F-1+	Best quality, indicating exceptionally strong capacity to meet financial commitments.

F-1	Best quality, indicating strong capacity to meet financial commitments.

F-2	Good quality with satisfactory capacity to meet financial commitments.

F-3	Fair quality with adequate capacity to meet financial commitments but near term adverse conditions could impact the commitments.

B	Speculative quality and minimal capacity to meet commitments and vulnerability to short-term adverse changes in financial and economic conditions.

C	Possibility of default is high and the financial commitments are dependent upon sustained, favorable business and economic conditions.

D	In default and has failed to meet its financial commitments.

A-6

APPENDIX B — PROXY VOTING GUIDELINES SUMMARIES
Aberdeen Asset Management Inc.
The following are proxy voting policies and procedures (“Policies and Procedures”) adopted by affiliated investment advisers registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended (“Advisers Act”), that are subsidiaries of Aberdeen Asset Management PLC (“AAM”); including, specifically, Aberdeen Asset Management Inc., a Delaware Corporation, (“Aberdeen US”), Aberdeen Asset Management Asia Limited, a Singapore Corporation (“Aberdeen Singapore”), Aberdeen Asset Management Limited, an Australian Corporation (“Aberdeen AU”), and Aberdeen Asset Management Investment Services Limited, a UK Corporation (“AAMISL”), (collectively referred to herein as “Aberdeen Advisers” and each an “Aberdeen Adviser”) (collectively with AAM, “Aberdeen”). These Policies and Procedures address proxy voting considerations under U.S. law and regulation and under Canadian securities laws. These Policies and Procedures do not address the laws or requirements of other jurisdictions.
Each of the Aberdeen Advisers provides advisory resources to certain U.S. clients, including substantive advice on voting proxies for certain equity securities. These Policies and Procedures are adopted to ensure compliance by the Aberdeen Advisers with Rule 206(4)-6 under the Advisers Act and other applicable fiduciary obligations under rules and regulations of the SEC and interpretations of its staff with respect to proxies for voting securities held by client portfolios.
Clients may consist of investment companies registered under the Investment Company Act of 1940, as amended (“1940 Act”) (“Funds” and each a “Fund”), and other U.S. residents as well as non-U.S. registered funds or clients. Each Aberdeen Adviser follows these Policies and Procedures for each of its respective U.S. clients as required under the Advisers Act and other applicable law, unless expressly directed by a client in writing to refrain from voting that client’s proxies or to vote in accordance with the client’s proxy voting policies and procedures. Aberdeen Advisers who advise or subadvise the Funds follow both these Policies and Procedures and the proxy voting policies and procedures adopted by the Funds and their respective Boards of Directors or Trustees. Aberdeen Advisers located outside the U.S. may provide proxy voting services to their non-U.S. based clients in accordance with the jurisdiction in which the client is located. Aberdeen US, Aberdeen Singapore and Aberdeen AU will provide proxy voting services to Canadian investment funds in accordance with National Instrument 81-106 – Investment Fund Continuous Disclosure.
I. Definitions
A. “Best interest of clients”. Clients’ best economic interests over the long term that is, the common interest that all clients share in seeing the value of a common investment increase over time. Clients may have differing political or social interests, but their best economic interest is generally uniform.
B. “Material conflict of interest”. Circumstances when an Aberdeen Adviser or any member of senior management, portfolio manager or portfolio analyst knowingly does business with a particular proxy issuer or closely affiliated entity, which may appear to create a material conflict between the interests of the Aberdeen Adviser and the interests of its clients in how proxies of that issuer are voted. A material conflict of interest might also exist in unusual circumstances when Aberdeen has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity and an affiliate of an Aberdeen Adviser.
II. General Voting Policies
A. Client’s Best Interest. These Policies and Procedures are designed and implemented in a way that is reasonably expected to ensure that proxies are voted in the best interests of clients. Proxies are voted with the aim of furthering the best economic interests of clients, promoting high levels of corporate governance and adequate disclosure of company policies, activities and returns, including fair and equal treatment of stockholders.
B. Shareholder Activism. Aberdeen Advisers seek to develop relationships with the management of portfolio companies to encourage transparency and improvements in the treatment of employees, owners and stakeholders. Thus, Aberdeen Advisers may engage in dialogue with the management of portfolio companies with respect to pending proxy voting issues.
C. Case-by-Case Basis. These Policies and Procedures are guidelines. Each vote is ultimately cast on a case-by-case basis, taking into consideration the contractual obligations under the advisory agreement or comparable document, and all other relevant facts and circumstances at the time of the vote. Aberdeen Advisers may cast proxy votes in favor of management proposals or seek to change the views of management, considering specific issues as they arise on their merits. Aberdeen Advisers may also join with other investment managers in seeking to submit a shareholder proposal to a company or to oppose a proposal submitted by the company. Such action may be based on fundamental, social, environmental or human rights grounds.
D. Individualized. These Policies and Procedures are tailored to suit Aberdeen’s advisory business and the types of securities portfolios Aberdeen Advisers manage. To the extent that clients (e.g., investment companies, corporations, pension plans) have adopted their own procedures, Aberdeen Advisers may vote the same securities differently depending upon clients’ directions.
E. Material Conflicts of Interest. Material conflicts are resolved in the best interest of clients. When a material conflict of interest between an Aberdeen Adviser and its respective client(s) is identified, the Aberdeen Adviser will choose among the procedures set forth in Section IV.B.2. below to resolve such conflict.
F. Limitations. The circumstances under which Aberdeen may take a limited role in voting proxies, include the following:
1. No Responsibility. Aberdeen Advisers will not vote proxies for client accounts in which the client contract specifies that Aberdeen will not vote. Under such circumstances, the clients’ custodians are instructed to mail proxy material directly to such clients or the clients’ designees.
2. Limited Value. An Aberdeen Adviser may abstain from voting a client proxy if the Aberdeen Adviser determines that the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant. Aberdeen Advisers may also abstain from voting the proxies of portfolio companies held in their passively managed funds. Proxies with respect to securities that have been sold before the date of the shareholders meeting and are no longer held by a client generally will not be voted.
3. Unjustifiable Costs. An Aberdeen Adviser may abstain from voting a client proxy for cost reasons (e.g., non-U.S. securities).
4. Securities Lending Arrangements. If voting securities are part of a securities lending program, Aberdeen may be unable to vote while the securities are on loan.
5. Share Blocking. Certain jurisdictions may impose share blocking restrictions at various times which may prevent Aberdeen from exercising its voting authority.
6. Special Considerations. Aberdeen’s responsibilities for voting proxies are determined generally by its obligations under each advisory contract or similar document. If a client requests in writing that an Aberdeen Adviser vote its proxy in a manner inconsistent with these Policies and Procedures, the Aberdeen Adviser may follow the client’s direction or may request that the client vote the proxy directly.

G. Sources of Information. The Aberdeen Advisers may conduct research internally and/or use the resources of an independent research consultant. The Aberdeen Advisers may consider legislative materials, studies of corporate governance and other proxy voting issues, and/or analyses of shareholder and management proposals by a certain sector of companies, e.g., Fortune 500 companies.
H. Subadvisers. To the extent that an Aberdeen Adviser may rely on subadvisers, whether affiliated or unaffiliated, to manage any client portfolio on a discretionary basis, the Aberdeen Adviser may delegate responsibility for voting proxies to the subadviser. However, such subadvisers will be required either to follow these Policies and Procedures or to demonstrate that their proxy voting policies and procedures are consistent with these Policies and Procedures or otherwise implemented in the best interests of the Aberdeen Advisers’ clients.
I. Availability of Policies and Procedures. Aberdeen Advisers will provide clients with a copy of these Policies and Procedures, as revised from time to time, upon request.
J. Disclosure of Vote. As disclosed in Part II of each Aberdeen Adviser’s Form ADV, a client may obtain information on how its proxies were voted by requesting such information from its Aberdeen Adviser. Aberdeen Advisers do not generally disclose client proxy votes to third parties, other than as required for Funds, unless specifically requested, in writing, by the client.
III. Specific Voting Policies
A. General Philosophy.
· Support existing management on votes on the financial statements of a company and the election of the Board of Directors;
· Vote for the acceptance of the accounts unless there are grounds to suspect that either the accounts as presented or audit procedures used, do not present an accurate picture of company results; and
· Support routine issues such as the appointment of independent auditors, allocation of income and the declaration of stock (scrip) dividend proposals provided there is a cash alternative.
B. Anti-takeover Measures. Aberdeen Advisers vote on anti-takeover measures on a case-by-case basis taking into consideration such factors as the long-term financial performance of the target company relative to its industry competition. Key measures of performance will include the growth rates for sales, operating income, net income and total shareholder returns. Other factors which will be considered include margin analysis, cash flow and debt levels.
C. Proxy Contests for Control. Aberdeen Advisers vote on proxy contests for control on a case-by-case basis taking into consideration such factors as long-term financial performance of the target company relative to its industry, management’s track record, background to the proxy contest, qualifications of director nominees, evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met, and stock ownership positions.
D. Contested Elections. Aberdeen Advisers vote on contested elections on a case-by-case basis taking into consideration such factors as the qualifications of all director nominees. Aberdeen Advisers also consider the independence of board and key committee members and the corporate governance practices of the company.
E. Executive compensation proposals. Aberdeen Advisers consider such proposals on a case-by-case basis taking into consideration such factors as executive pay and spending perquisites, particularly in conjunction with sub-par performance and employee layoffs.
F. Shareholder Proposals. Aberdeen Advisers consider such proposals on a case-by-case basis. Aberdeen Advisers support those proposals which will improve the company’s corporate governance or business profile at a reasonable cost, but may oppose proposals which result in significant cost being incurred with little or no benefit to the company or its shareholders.
IV. Proxy Voting Procedures
This section applies to each Aberdeen Adviser except to the extent that certain procedures are identified as applicable only to a specific Aberdeen Adviser.
A. Obtain Proxy. Registered owners of record, e.g., trustees or custodian banks, that receive proxy materials from the issuer or its information agent, are instructed to sign physical proxy cards in blank and forward directly to the Global Voting Team based in Scotland (“PA-UK)”. Proxies may also be delivered electronically by custodians using proxy services such as ProxyEdge and Institutional Shareholder Services (“ISS”). Each proxy received is matched to the securities to be voted.
B. Material Conflicts of Interest.
1. Identify the existence of any material conflicts of interest relating to the securities to be voted or the issue at hand. Portfolio managers and research analysts (“Analysts”) and senior management of each Aberdeen Adviser have an affirmative duty to disclose any personal conflicts such as officer or director positions held by them, their spouses or close relatives in the portfolio company or attempts by the portfolio company to exert influence over such person with respect to their vote. Conflicts based on business relationships or dealings of affiliates of any Aberdeen Adviser will only be considered to the extent that the Aberdeen Adviser has actual knowledge of such business relationships.
2. When a material conflict of interest between an Aberdeen Adviser’s interests and its clients’ interests appears to exist, the Aberdeen Adviser may choose among the following options to eliminate such conflict: (1) vote in accordance with these Policies and Procedures if it involves little or no discretion; (2) vote as recommended by a third party service if the Aberdeen Adviser utilizes such a service; (3) “echo vote” or “mirror vote” the proxies in the same proportion as the votes of other proxy holders that are not Aberdeen clients; (4) if possible, erect information barriers around the person or persons making voting decisions sufficient to insulate the decision from the conflict; (5) if practical, notify affected clients of the conflict of interest and seek a waiver of the conflict; or (6) if agreed upon in writing with the client, forward the proxies to affected clients allowing them to vote their own proxies.
C. Analysts. The proxy administration process is carried out by the PA-UK. The PA-UK ensures that each proxy statement is directed to the appropriate Analyst. If a third party recommendation service has been retained, the PA-UK will forward the proxy statement to the Analyst with the recommendation highlighted. The Analyst will determine whether to vote as recommended by the service provider or to recommend an alternative and shall advise the PA-UK . The Analyst may consult with the PA-UK as necessary. If the Analyst recommends voting against the third party recommendation, he or she is responsible for documenting the reasons for such recommendation and that no conflict of interest influenced such recommendation. If no third party recommendation service is utilized or if no recommendation is provided, the Analyst is responsible for documenting the rationale for his or her vote recommendation.
D. Vote. The following describes the breakdown of responsibilities between the PA-UK and the Corporate Governance Group (“CGG”) in voting portfolio securities and the extent to which the Aberdeen Advisers rely on third party service providers.
          The PA-UK is responsible for ensuring that votes for Aberdeen Advisers’ clients are cast in a timely fashion and in accordance with these Policies and Procedures. In addition, the PA-UK is primarily responsible for administering proxy votes for the US and Canadian Funds which are advised or sub-advised by the Aberdeen Advisers.

          Responsibility for considering the substantive issues relating to any vote and for deciding how shares will be voted resides with the relevant Analyst.
          In the event that a material conflict of interest is identified by an Analyst, decisions on how to vote will be referred to the Corporate Governance Group (“CGG”). The CGG includes the Chief Investment Officer, the head of the Socially Responsible Research, and representatives from portfolio management teams. The CGG meets as needed to consider material conflicts of interest or any other items raising unique issues. If the CGG determines that there is no material conflict of interest, the vote recommendation will be forwarded to the PA-UK. If a material conflict of interest is identified, the CGG will follow the conflict of interest procedures set forth in Section IV.B.2., above.
          The PA-UK helps facilitate and coordinate proxy voting for U.S. clients of the Aberdeen Advisers. The Aberdeen Advisers have engaged ProxyEdge, a third party service provider, to cast votes electronically for certain clients and to maintain records of such votes electronically. Aberdeen has also engaged ISS, a third party service provider, to provide (1) notification of impending votes; (2) research into non-routine votes, including shareholder resolutions; (3) voting recommendations which may be viewed on-line; and (4) web-based voting. In the absence of any material conflict of interest, the Aberdeen Advisers may either vote in accordance with the ISS recommendation or decline to follow the ISS recommendation based on its own view of the agenda item provided that decisions to vote contrary to the ISS recommendation are documented as set forth in Section IV.C., above. In the event of a material conflict of interest, the Aberdeen Advisers will follow the procedures outlined in Section IV.B.2, above.
E. Review. PA-UK are responsible for ensuring that proxy materials are received in a timely manner and reconciled against holdings on the record date of client accounts over which the Aberdeen Adviser has voting authority to ensure that all shares held on the record date, and for which a voting obligation exists, are voted.
V. Documentation, Recordkeeping and Reporting Requirements
A.	Documentation.
          Each Adviser’s Chief Compliance Officer is responsible for implementing and updating these Policies and Procedures;

The PA-UK is responsible for:

1.	Overseeing the proxy voting process;

2.	Consulting with portfolio managers/analysts for the relevant portfolio security; and

3.	Maintaining manual proxy voting records, if any, and overseeing and reviewing voting execution and recordkeeping by third party providers such as ISS and ProxyEdge.

B.	Record Keeping.
1. Each Aberdeen Adviser maintains or procures the maintenance of records of all proxies it has voted. As permitted by Rule 204-2(c), electronic proxy statements and the record of each vote cast by each client account will be maintained by either ISS or Proxy Edge, depending on the client account.
          A US Fund’s proxy voting record must be filed with the SEC on Form N-PX. Form N-PX must be completed and signed in the manner required, containing a fund’s proxy voting record for the most recent twelve-month period ended June 30th (beginning August 31, 2004). If an Aberdeen Adviser delegates this reporting responsibility to a third party service provider such as ISS or Proxy Edge, it will ensure that the third party service provider files Form N-PX accordingly. Aberdeen Advisers shall obtain and maintain undertakings from both ISS and Proxy Edge to provide it with copies of proxy voting records and other documents relating to its clients’ votes promptly upon request. Aberdeen Advisers, ISS and Proxy Edge may rely on the SEC’s EDGAR system to keep records of certain proxy statements if the proxy statements are maintained by issuers on that system (e.g., large U.S.-based issuers).
2. As required by Rule 204-2(c), such records will also include: (a) a copy of the Policies and Procedures; (b) a copy of any document created by the Aberdeen Adviser that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (c) each written client request for proxy voting records and the Aberdeen Adviser’s written response to any (written or oral) client request for such records.
3. Duration. Proxy voting books and records will be maintained in an easily accessible place for a period of five years, the first two in an appropriate office of the Aberdeen Adviser.
C. Reporting. The Aberdeen Advisers will initially inform clients of these Policies and Procedures by summary disclosure in Part II of their respective Forms ADV. Upon receipt of a client’s request for more information, the Aberdeen Advisers will provide to the client a copy of these Policies and Procedures and/or, in accordance with the client’s stated requirements, how the client’s proxies were voted during the period requested subsequent to the adoption of these Policies and Procedures. Such periodic reports, other than those required for Funds, will not be made available to third parties absent the express written request of the client. However, to the extent that any Aberdeen Adviser may serve as a subadviser to another adviser to a Client, such Aberdeen Adviser will be deemed to be authorized to provide proxy voting records on such Client accounts to such other adviser.
          For Canadian investment funds, Aberdeen US, Aberdeen AU and Aberdeen Singapore will assist in preparing annual proxy voting records for the period ending June 30 of each year and will post an annual proxy voting record on each Canadian investment fund’s website no later than August 31 of each year. Upon receipt of a client or securityholder’s request, Aberdeen US, Aberdeen AU or Aberdeen Singapore will make available a copy of these Policies and Procedures and the Canadian investment fund’s proxy voting record, without charge, to any client or securityholder upon a request made by the client or securityholder after August 31.
D. Review of Policies and Procedures. These Policies and Procedures will be subject to review on a periodic basis as deemed appropriate by the Aberdeen Advisers. Any questions regarding the Policies and Procedures should be directed to the Compliance Department of the respective Aberdeen Adviser.
AllianceBernstein L.P.
Statement of Policies and Procedures for Proxy Voting
1. Introduction
As a registered investment adviser, AllianceBernstein L.P. (“AllianceBernstein”, “we” or “us”) has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are intended to maximize shareholder value. We consider ourselves shareholder advocates and take this responsibility very seriously. Consistent with these obligations, we will disclose our clients’ voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.
This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to AllianceBernstein’s investment groups investing on behalf of clients in both U.S. and non-U.S. securities.

2. Proxy Policies
Our proxy voting policies are principle-based rather than rules-based. We adhere to a core set of principles that are described in this Statement and in our Proxy Voting Manual. We assess each proxy proposal in light of those principles. Our proxy voting “litmus test” will always be what we view as most likely to maximize shareholder value. We believe that authority and accountability for setting and executing corporate policies, goals and compensation should generally rest with the board of directors and senior management. In return, we support strong investor rights that allow shareholders to hold directors and management accountable if they fail to act in the best interests of shareholders. In addition, when a company engages in illegal activities or other anti-social behavior, we exercise our proxy voting rights considering such behavior.
This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients’ accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. AllianceBernstein reserves the right to depart from these guidelines in order to make voting decisions that are in our clients’ best interests. In reviewing proxy issues, we will apply the following general policies:
          2.1. Corporate Governance
AllianceBernstein’s proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to shareholders. We favor proposals promoting transparency and accountability within a company. We support the appointment of a majority of independent directors on key committees and generally support separating the positions of chairman and chief executive officer, except in cases where a company has sufficient counter-balancing governance in place. Because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we generally will support shareholder proposals which request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast. Furthermore, we have written to the SEC in support of shareholder access to corporate proxy statements under specified conditions with the goal of serving the best interests of all shareholders.
          2.2. Elections of Directors
Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. Therefore, we may withhold votes for directors (or vote against directors in non-U.S. markets) who fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. (We may vote against directors under these circumstances if the company has adopted a majority voting policy because, if a company has adopted such a policy, withholding votes from directors is not possible.) In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse, and we may abstain or vote against directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement. Also, we will generally not withhold votes for directors who meet the definition of independence promulgated by the primary exchange on which the company’s shares are traded or set forth in the code we determine to be best practice in the country where the subject company is domiciled. Finally, because we believe that cumulative voting in single shareholder class structures provides a disproportionately large voice to minority shareholders in the affairs of a company, we will generally vote against such proposals and vote for management proposals seeking to eliminate cumulative voting. However, in dual class structures (such as A&B shares) where the shareholders with a majority economic interest have a minority voting interest, we will generally vote in favor of cumulative voting.
          2.3. Appointment of Auditors
AllianceBernstein believes that the company is in the best position to choose its auditors, so we will generally support management’s recommendation. However, we recognize that there are inherent conflicts when a company’s independent auditor performs substantial non-audit services for the company. The Sarbanes-Oxley Act of 2002 prohibits certain categories of services by auditors to U.S. issuers, making this issue less prevalent in the U.S. Nevertheless, in reviewing a proposed auditor, we will consider the fees paid for non-audit services relative to total fees and whether there are other reasons for us to question the independence or performance of the auditors.
          2.4. Changes in Legal and Capital Structure
Changes in a company’s charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, AllianceBernstein will cast its votes in accordance with management’s recommendations on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition, or provide a sufficient number of shares for an employee savings plan, stock option plan or executive compensation plan. However, a satisfactory explanation of a company’s intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than 100% of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device. We will support shareholder proposals that seek to eliminate dual class voting structures.
          2.5. Corporate Restructurings, Mergers and Acquisitions
AllianceBernstein believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.
          2.6. Proposals Affecting Shareholder Rights
AllianceBernstein believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.
          2.7. Anti-Takeover Measures
AllianceBernstein believes that measures that impede corporate transactions (such as takeovers) or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. Therefore, we will generally oppose proposals, regardless of whether they are advanced by management or shareholders, when their purpose or effect is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.
          2.8. Executive Compensation
AllianceBernstein believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefits offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plan to ensure that shareholder equity will not be excessively diluted taking into account shares available for grant under the proposed plan as well as other existing plans. We generally will oppose plans that allow stock options to be granted with below market value exercise prices on the date of issuance or permit re-pricing of underwater stock options without shareholder approval. Other factors such as the company’s performance and industry practice will generally be factored into our analysis. In markets where remuneration reports are not required for all companies (for instance, in the U.S. such reports are required only for companies that received funds from the Troubled Asset Relief Program (“TARP”) but not other companies), we will generally support shareholder proposals asking the board to adopt a policy (i.e., “say on pay”) that the company’s shareholders be given the opportunity to vote on an advisory resolution to approve the compensation committee’s report. Although “say on pay” votes are by nature only broad indications of shareholder views, they do lead to more compensation-related dialogue between management and shareholders and help ensure that the important common objective of management and shareholders is met, which is maximizing the value of the company. In markets where votes to approve remuneration reports are required, we review the reports on a case-by-case basis. With respect to companies that have received governmental assistance through government programs such as TARP, we will generally oppose shareholder proposals that seek to impose greater executive compensation restrictions on subject companies than are required under the applicable program because such restrictions could create a competitive disadvantage for the subject company. We believe the U.S. Securities and Exchange Commission (“SEC”) took appropriate steps to ensure more complete and transparent disclosure of executive compensation when it issued modified executive compensation and corporate governance disclosure rules in 2006 and February 2010. Therefore, while we will consider them on a case-by-case basis, we generally vote against shareholder proposals seeking additional disclosure of executive and director compensation, including proposals that seek to specify the measurement of performance-based compensation, if the company is subject to SEC rules. Finally, we will support requiring a shareholder vote on management proposals to provide severance packages that exceed 2.99 times the sum of an executive officer’s base salary plus bonus that are triggered by a change in control. Finally, we will support shareholder proposals requiring a company to expense compensatory employee stock options (to the extent the jurisdiction in which the company operates does not already require it) because we view this form of compensation as a significant corporate expense that should be appropriately accounted for.
          2.9. Social and Corporate Responsibility
These types of shareholder proposals often raise complex and controversial issues that may have both a financial and non-financial effect on the company. They reflect increasing shareholder concern about Socially Responsible Investing, which may include environmental, social and governance-related issues, as well as other forms of responsible investing and proxy voting. These proposals present a special set of challenges because, beyond distinctions between legal and illegal activity, perspectives on social good vary widely, not only across borders but also from shareholder to shareholder.
Maximizing long-term shareholder value is the overriding concern in considering these proposals, so AllianceBernstein will review and analyze them on a case-by-case basis to determine what effect, if any, they will have on the future earnings of the company. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company with no discernable benefits to shareholders. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.
3. Proxy Voting Procedures
          3.1. Proxy Voting Committees
Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for AllianceBernstein and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management, interested shareholder groups and others as necessary to discuss proxy issues. Members of the committees include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.
          3.2. Conflicts of Interest
AllianceBernstein recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage or administer, who distributes AllianceBernstein-sponsored mutual funds, or with whom we have, or one of our employees has, a business or personal relationship that may affect (or may be reasonably viewed as affecting) how we vote on the issuer’s proxy. Similarly, AllianceBernstein may have a potentially material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted based solely on our clients’ best interests. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interest, including: (i) on an annual basis, the proxy committees taking reasonable steps to evaluate (A) the nature of AllianceBernstein’s and our employees’ material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and (B) any client that has sponsored or has a material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that he or she is aware of (including personal relationships) and any contact that he or she has had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients’ best interests.
Because under certain circumstances AllianceBernstein considers the recommendation of third party research services, the proxy committees take reasonable steps to verify that any third party research service is, in fact, independent taking into account all of the relevant facts and circumstances. This includes reviewing the third party research service’s conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues, and (ii) can make recommendations in an impartial manner and in the best interests of our clients.
          3.3. Proxies of Certain Non-U.S. Issuers
Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. Absent compelling reasons to the contrary, AllianceBernstein believes that the benefit to the client of exercising the vote is outweighed by the cost of voting (i.e., not being able to sell the shares during this period). Accordingly, if share blocking is required we generally choose not to vote those shares.
AllianceBernstein seeks to vote all proxies for securities held in client accounts for which we have proxy voting authority. However, in non-US markets administrative issues beyond our control may at times prevent AllianceBernstein from voting such proxies. For example, AllianceBernstein may receive meeting notices after the cut-off date for voting or without sufficient time to fully consider the proxy. As another example, certain markets require periodic renewals of powers of attorney that local agents must have from our clients prior to implementing AllianceBernstein’s voting instructions.
          3.4. Loaned Securities
Many clients of AllianceBernstein have entered into securities lending arrangements with agent lenders to generate additional revenue. AllianceBernstein will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.
          3.5. Proxy Voting Records
Clients may obtain information about how we voted proxies on their behalf by contacting their AllianceBernstein administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Chief Compliance Officer, AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105.

American Century Investment Management, Inc./American Century Global Investment Management, Inc.
The Manager is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. In exercising its voting obligations, the Manager is guided by general fiduciary principles. It must act prudently, solely in the interest of the funds, and for the exclusive purpose of providing benefits to them. The Manager attempts to consider all factors of its vote that could affect the value of the investment. The funds’ board of trustees has approved the Manager’s Proxy Voting Guidelines to govern the Manager’s proxy voting activities.
The Manager and the board have agreed on certain significant contributors to shareholder value with respect to a number of matters that are often the subject of proxy solicitations for shareholder meetings. The Proxy Voting Guidelines specifically address these considerations and establish a framework for the Manager’s consideration of the vote that would be appropriate for the funds. In particular, the Proxy Voting Guidelines outline principles and factors to be considered in the exercise of voting authority for proposals addressing:
❖	Election of Directors

❖	Ratification of Selection of Auditors

❖	Equity-Based Compensation Plans

❖	Anti-Takeover Proposals
➢	Cumulative Voting

➢	Staggered Boards

➢	“Blank Check” Preferred Stock

➢	Elimination of Preemptive Rights

➢	Non-targeted Share Repurchase

➢	Increase in Authorized Common Stock

➢	“Supermajority” Voting Provisions or Super Voting Share Classes

➢	“Fair Price” Amendments

➢	Limiting the Right to Call Special Shareholder Meetings

➢	Poison Pills or Shareholder Rights Plans

➢	Golden Parachutes

➢	Reincorporation

➢	Confidential Voting

➢	Opting In or Out of State Takeover Laws
❖	Shareholder Proposals Involving Social, Moral or Ethical Matters

❖	Anti-Greenmail Proposals

❖	Changes to Indemnification Provisions

❖	Non-Stock Incentive Plans

❖	Director Tenure

❖	Directors’ Stock Options Plans

❖	Director Share Ownership

Finally, the Proxy Voting Guidelines establish procedures for voting of proxies in cases in which the Manager may have a potential conflict of interest. Companies with which the Manager has direct business relationships could theoretically use these relationships to attempt to unduly influence the manner in which American Century votes on matters for the funds.
A copy of the Manager’s current Proxy Voting Guidelines is available at www.americancentury.com.
BlackRock Advisors, LLC (BlackRock Investment Management, LLC)
BlackRock Advisors, Inc. (“BAI”) BAI’s Proxy Voting Policy reflects its duty as a fiduciary under the Advisers Act to vote proxies in the best interests of its clients. BlackRock has adopted its own proxy voting policies (the “Proxy Voting Policy”) to be used in voting the Fund’s proxies, which are summarized below.
BAI recognized that implicit in the initial decision to retain or invest in the security of a corporation is acceptance of its existing corporate ownership structure, its management and its operations. Accordingly, proxy proposals that would change the existing status of a corporation are supported only when BAI concludes that the proposed changes are likely to benefit the corporation and its shareholders. Notwithstanding this favorable predisposition, BAI assesses management on an ongoing basis both in terms of its business capability and its dedication to shareholders to seek to ensure that BAI’s continued confidence remains warranted. If BAI determines that management is acting on its own behalf instead of for the well being of the corporation, it will vote to support the shareholder, unless BAI determines other mitigating circumstances are present.
BAI’s proxy voting policy and its attendant recommendations attempt to generalize a complex subject. Specific fact situations, including different voting practices in jurisdiction outside the Unites Sates, might warrant departure from these guidelines. In proxies of non-U.S. companies, a number of logistical problems may arise that may have a detrimental effect on BAI’s ability to vote such proxies in the best interest of the Funds. Accordingly, BAI may determine not to vote proxies if it believes that the restrictions or other detriments associated with such vote outweigh the benefits that will be derived by voting on the company’s proposal.
Additionally, situations may arise that involve an actual or perceived conflict of interest. For example, BAI may manage assets of a pension plan of a company whose management is soliciting proxies, or a BAI director may have a close relative who serves as a director of an executive of a company that is soliciting proxies. BAI’s policy in all cases is to vote proxies based on its client’s best interests.
BAI has engaged Institutional Shareholder Services (“ISS”) to assist in the voting of proxies. ISS analyses all proxy solicitations BAI receives for its clients and votes or advises BAI how, based on BAIs guidelines, the relevant votes should be cast.
Below is a summary of some of the procedures described in the Proxy Voting Policy.
Routine Matters. BAI will generally support routine proxy proposals, amendments, or resolutions if they do not measurably change the structure, management control, or operation of the issuer and they are consistent with industry standards as well as the corporate laws of the state of incorporation of the issuer.
Special Issues. BAI will generally vote against social issue proposals, which are generally proposed by shareholder who believe that the corporation’s internally adopted policies are ill-advised or misguided.
Financial /Corporate Issuers. BAI will generally vote in favor of management proposals that seek to change a corporation’s legal, business or financial structure provided the position of current shareholders is preserved or enhanced.

Shareholder Rights. Proposals in this category are made regularly by both management and shareholders. They can be generalized as involving issues that transfer or realign board or shareholder voting power. BAI will generally oppose any proposal aimed solely at thwarting potential takeover offers by requiring, for example, super-majority approval. At the same time it believes stability and continuity promote profitability. Individual proposals may have to be carefully assessed in the context of these particular circumstances.
Deutsche Asset Management
          The Policy implements standards that are reasonably designed to ensure that proxies are voted in the best economic interest of its clients. The Policy outlines the responsibilities of the Global Proxy Voting Sub-Committee (“GPVSC”), which oversees AM’s proxy voting activities. The Policy also provides standards to address conflicts of interest and improper influence in reference to proxy voting. The Proxy Voting Policies set forth standards that are designed to ensure that material conflicts of interest are avoided and/or resolved in a manner consistent with our fiduciary role and the best economic interests of our clients. Generally, under normal circumstances, AM votes proxies in accordance with its predetermined Proxy Voting Guidelines. In the limited circumstances where the GPVSC evaluates and votes a particular proxy, the GPVSC shall vote those proxies in accordance with what it, in good faith, determines to be the best economic interests of clients. If AM determines, however, that a material conflict of interest exists with respect to a particular proxy that is being considered by AM’s proxy voting committee, AM will either follow (i) the instructions obtained from affected clients, if time permits, or (ii) the recommendations of an independent third-party proxy voting specialist.
Epoch Investment Partners, Inc.
Policy Summary
Epoch votes proxies a manner that it believes is most likely to enhance the economic value of the underlying securities held in client accounts. Epoch will not respond to proxy solicitor requests unless Epoch determines that it is in the best interest of clients to do so.
In light of the Firm’s fiduciary duty to its clients, and given the complexity of the issues that may be raised in connection with proxy votes, the Firm has retained RiskMetrics Group (formerly Institutional Shareholder Services) (“RiskMetrics”). RiskMetrics is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers. The services provided to the Firm include in-depth research, voting recommendations, vote execution and recordkeeping. Notwithstanding the foregoing, the Firm will use its best judgment to vote proxies in the manner it deems to be in the best interests of its clients. In the event that judgment differs from that of RiskMetrics, the Firm will memorialize the reasons supporting that judgment and retain a copy of those records for the Firm’s files. Additionally, the CCO will periodically review the voting of proxies to ensure that all such votes – particularly those diverging from the judgment of RiskMetrics – were voting consistent with the Firm’s fiduciary duties.
Procedures for Lent Securities and Issuers in Share-blocking Countries
At times, neither the Firm nor RiskMetrics will be allowed to vote proxies on behalf of Clients when those clients have adopted a securities lending program. The Firm recognizes that clients who have adopted securities lending programs have made a general determination that the lending program provides a greater economic benefit than retaining the ability to vote proxies. Notwithstanding this fact, in the event that the Firm becomes aware of a proxy voting matter that would enhance the economic value of the client’s position and that position is lent out, the Firm will make reasonable efforts to inform the client that neither the Firm nor RiskMetrics is able to vote the proxy until the client recalls the lent security.
In certain markets where share blocking occurs, shares must be “frozen” for trading purposes at the custodian or sub-custodian in order to vote. During the time that shares are blocked, any pending trades will not settle. Depending on the market, this period can last from one day to three weeks. Any sales that must be executed will settle late and potentially be subject to interest charges or other punitive fees. For this reason, in blocking markets, the Firm retains the right to vote or not, based on the determination of the Firm’s investment personnel. RiskMetrics sends a weekly report of upcoming meetings in blocking markets detailing each client account entitled to vote, the number of shares held, type of meeting and blocking period. The CCO will monitor these upcoming meetings, consult with the Firm’s investment team members responsible for each industry or market and arrive at a decision on whether or not to vote. If the decision is made to vote, the Firm will process votes through RiskMetrics unless other action is required as detailed in this policy.
Procedures for Specific Conflicts of Interest
Conflict Scenario 1: In the event that Epoch intends to deviate from the proxy voting recommendation of RiskMetrics and if an EPHC Board Member is also a board member of the public company with the proxy being voted upon, then Epoch shall bring the proxy voting issue to the attention of affected Clients for guidance on how to vote the proxy.
Conflict Scenario 2: In the event that Epoch intends to deviate from the proxy voting recommendation of RiskMetrics and where the public company is an entity that Epoch has a significant business relationship, then Epoch shall bring the proxy voting issue to the attention of affected Clients for guidance on how to vote the proxy.
For the purpose of this policy, a “significant business relationship” means (a) a broker-dealer that comprises 10 percent or more of the Firm’s total dollar amount of transaction flow for the prior 12 months; (b) a firm that is the sponsor of a wrap program or managed account platform for which Epoch is currently a manager but only to the extent that Firm’s revenue from such program or platform exceeds 10% of the Firm’s total revenue; (c) a Client that is a public company that has retained the Firm as an investment manager and the Client has at least $50 million in assets under management with the Firm; and (d) a Client that is a 401(k) plan or defined benefit plan for a public company that has retained the Firm as an investment manager and the Client has at least $50 million in assets under management with the Firm.
Procedures for Proxy Solicitation
In the event that any Employee of Epoch receives a request to reveal or disclose of Epoch’s voting intention on a specific proxy event, then the Employee must forward the solicitation onto the Chief Compliance Officer.
Procedures for RMG Policy Selection
Epoch applies the various country specific benchmark guidelines for all accounts unless specifically instructed to apply other criteria by the client.
Procedures for Voting Disclosure
Upon request, Epoch will provide clients with their specific proxy voting history.
Recordkeeping
Epoch must maintain the documentation described in the following section for a period of not less than five (5) years, the first two (2) years at its principal place of business. The Firm will be responsible for the following procedures and for ensuring that the required documentation is retained.
Client request to review proxy votes:

▪	The Client Service group will record the identity of the client, the date of the request, and the disposition (e.g., provided a written or oral response to client’s request, referred to third party, not a proxy voting client, other dispositions, etc.) in a suitable place.

▪	Furnish the information requested, free of charge, to the client within a reasonable time period (within 10 business days). Maintain a copy of the written record provided in response to client’s written (including e-mail) or oral request.

Proxy voting records:

▪	The proxy voting record periodically provided by RiskMetrics.

▪	Documents prepared or created by Epoch that were material to making a decision on how to vote, or that memorialized the basis for the decision.

▪	Documentation or notes or any communications received from third parties, other industry analysts, third party service providers, company’s management discussions, etc. that were material in the basis for the decision.
Disclosure

▪	The CCO will ensure that Part II of Form ADV is updated as necessary to reflect: (i) all material changes to this policy; and (ii) regulatory requirements related to proxy voting disclosure.

Federated Investment Management Company
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
The Board has delegated to Federated Investment Management Company (the “Adviser”) authority to vote proxies on the securities held in the Fund’s portfolio. The Board has also approved the Adviser’s policies and procedures for voting the proxies, which are described below.
Proxy Voting Policies
The Adviser’s general policy is to cast proxy votes in favor of proposals that the Adviser anticipates will enhance the long-term value of the securities being voted. Generally, this will mean voting for proposals that the Adviser believes will: improve the management of a company; increase the rights or preferences of the voted securities; and/or increase the chance that a premium offer would be made for the company or for the voted securities.
The following examples illustrate how these general policies may apply to proposals submitted by a company’s board of directors. However, whether the Adviser supports or opposes a proposal will always depend on the specific circumstances described in the proxy statement and other available information. On matters of corporate governance, generally the Adviser will vote for the full slate of directors nominated in an uncontested election; and for proposals to: require a company’s audit committee to be comprised entirely of independent directors; require independent tabulation of proxies and/or confidential voting by shareholders; reorganize in another jurisdiction (unless it would reduce the rights or preferences of the securities being voted); ratify the board’s selection of auditors (unless compensation for non-audit services exceeded 50% of the total compensation received from the company, or the previous auditor was dismissed because of a disagreement with the company); and repeal a shareholder rights plan (also known as a “poison pill”). The Adviser will generally vote against the adoption of such a plan (unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company).
On matters of capital structure, generally the Adviser will vote: against proposals to authorize or issue shares that are senior in priority or voting rights to the securities being voted; and for proposals to: reduce the amount of shares authorized for issuance; authorize a stock repurchase program; and grant preemptive rights to the securities being voted. The Adviser will generally vote against proposals to eliminate such preemptive rights.
On matters relating to management compensation, generally the Adviser will vote: for stock incentive plans that align the recipients’ interests with the interests of shareholders without creating undue dilution; against proposals that would permit the amendment or replacement of outstanding stock incentives with new stock incentives having more favorable terms; and against executive compensation plans that do not disclose the maximum amounts of compensation that may be awarded or the criteria for determining awards. On matters relating to corporate transactions, the Adviser will vote proxies relating to proposed mergers, capital reorganizations, and similar transactions in accordance with the general policy, based upon its analysis of the proposed transaction. The Adviser will vote proxies in contested elections of directors in accordance with the general policy, based upon its analysis of the opposing slates and their respective proposed business strategies. Some transactions may also involve proposed changes to the company’s corporate governance, capital structure or management compensation. The Adviser will vote on such changes based on its evaluation of the proposed transaction or contested election. In these circumstances, the Adviser may vote in a manner contrary to the general practice for similar proposals made outside the context of such a proposed transaction or change in the board. For example, if the Adviser decides to vote against a proposed transaction, it may vote for anti-takeover measures reasonably designed to prevent the transaction, even though the Adviser typically votes against such measures in other contexts.
The Adviser generally votes against proposals submitted by shareholders without the favorable recommendation of a company’s board. The Adviser believes that a company’s board should manage its business and policies, and that shareholders who seek specific changes should strive to convince the board of their merits or seek direct representation on the board.
In addition, the Adviser will not vote if it determines that the consequences or costs outweigh the potential benefit of voting. For example, if a foreign market requires shareholders casting proxies to retain the voted shares until the meeting date (thereby rendering the shares “illiquid” for some period of time), the Adviser will not vote proxies for such shares.
Proxy Voting Procedures
The Adviser has established a Proxy Voting Committee (Proxy Committee), to exercise all voting discretion granted to the Adviser by the Board in accordance with the proxy voting policies. The Adviser has hired Glass Lewis & Co. (GL) to obtain, vote, and record proxies in accordance with the Proxy Committee’s directions. The Proxy Committee has supplied GL with general voting instructions that represent decisions made by the Proxy Committee in order to vote common proxy proposals; however, the Proxy Committee retains the right to modify these voting instructions at any time or to vote contrary to the voting instructions at any time in order to cast proxy votes in a manner that the Proxy Committee believes is consistent with the Adviser’s general policy. GL may vote any proxy as directed in the voting instructions without further direction from the Proxy Committee and may make any determinations required to implement the voting instructions. However, if the voting instructions require case-by-case direction for a proposal, GL shall provide the Proxy Committee with all information that it has obtained regarding the proposal and the Proxy Committee will provide specific direction to GL.
Conflicts of Interest
The Adviser has adopted procedures to address situations where a matter on which a proxy is sought may present a potential conflict between the interests of the Fund (and its shareholders) and those of the Adviser or Distributor. This may occur where a significant business relationship exists between the Adviser (or its affiliates) and a company involved with a proxy vote. A company that is a proponent, opponent, or the subject of a proxy vote, and which to the knowledge of the Proxy Committee has this type of significant business relationship, is referred to as an “Interested Company.”
The Adviser has implemented the following procedures in order to avoid concerns that the conflicting interests of the Adviser have influenced proxy votes. Any employee of the Adviser who is contacted by an Interested Company regarding proxies to be voted by the Adviser must refer the Interested Company to a member of the Proxy Committee, and must inform the Interested Company that the Proxy Committee has exclusive authority to determine how the Adviser will vote. Any Proxy Committee member contacted by an Interested Company must report it to the full Proxy Committee and provide a written summary of the communication. Under no circumstances will the Proxy Committee or any member of the Proxy Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Proxy Committee has directed such proxies to be voted. If the voting instructions already provide specific direction on the proposal in question, the Proxy Committee shall not alter or amend such directions. If the voting instructions require the Proxy Committee to provide further direction, the Proxy Committee shall do so in accordance with the proxy voting policies, without regard for the interests of the Adviser with respect to the Interested Company. If the Proxy Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, it must disclose to the Fund’s Board information regarding: the significant business relationship; any material communication with the Interested Company; the matter(s) voted on; and how, and why, the Adviser voted as it did. Alternatively, the Proxy Committee may seek direction from the Fund’s Board on how a proposal concerning an Interested Company shall be voted, and shall follow any such direction provided by the Board. In seeking such direction, the Proxy Committee will disclose the reason such company is considered an Interested Company and may provide a recommendation on how such proposal should be voted and the basis for such recommendation.
If the Fund holds shares of another investment company for which the Adviser (or an affiliate) acts as an investment adviser, the Proxy Committee will vote the Fund’s proxies in the same proportion as the votes cast by shareholders who are not clients of the Adviser at any shareholders’ meeting called by such investment company, unless otherwise directed by the Board.
Proxy Voting Report
A report on “Form N-PX” of how the Fund voted any proxies during the most recent 12-month period ended June 30 is available through Federated’s website. Go to FederatedInvestors.com; select “Products;” select the Fund; then use the link to “Prospectuses and Regulatory Reports” to access the link to Form N-PX. Form N-PX filings are also available at the SEC’s website at www.sec.gov.
Gartmore Global Partners
The corporate governance policy of GGP is intended to give its clients input in the companies in which they invest. The overview below summarizes Gartmore’s Corporate Governance Policy.
Corporate Governance establishes a corporate structure in the interests of shareholders. Policy needs to be applied flexibly, pragmatically and appropriately to the circumstances of the company.
Voting rights are part of the value of an investment and efforts are made to use voting rights in our clients’ best interest. GGP aims to vote at General Meetings of companies in which they invest but recognize the practical difficulties which may prevent this in some markets.
GGP support good practice in business and endorse the OECD Principles of Corporate Governance as part of the development of codes of best practice for individual markets.
Voting Guidelines:
•	Shareholder rights should be protected. Shareholders should be able to participate in general meetings in proportion to their ownership of the company.

•	Capital issue and repurchase should be on equal terms to all holders.

•	Decisions on take-over bids are based on the long-term interests of GGP’s clients. Anti-takeover devices should not be used to shield management from accountability.

•	Board Structure – there should be sufficient independent non-executives to balance executive management.

•	Chairman and Chief Executive – these significantly different roles should be separated to prevent undue concentration of power within the company.

•	Board Committees — strong audit and remuneration committees composed principally of independent non-executive directors should be used to resolve conflicts of interest between executives and the company.

•	Service contracts –should not be of excessive length or used to shield executives who do not perform.

•	Re-election — all directors should be required to stand for re-election at regular intervals, at least every 3 years.

•	Incentive schemes – share based remuneration schemes should be subject to shareholder approval. GGP favors schemes which include challenging performance criteria.
We have a specialist corporate governance function which is responsible for developing and executing policy on behalf of GGP’s clients. It is headed by a senior executive with long experience in investment. The fund manager or research analyst with responsibility for investment in a company reviews resolutions, casts a critical eye over governance, identifies and is actively involved in formulating GGP’s response to controversial issues.
Where required, GGP will take necessary steps to retain proxy voting records for the period of time as specified by regulations.
Goldman Sachs Asset Management
          Goldman Sachs Asset Management (the “Investment Adviser”) has adopted policies and procedures (the “Policy”) for the voting of proxies on behalf of client accounts for which the Investment Adviser has voting discretion. Under the Policy, the Investment Adviser’s guiding principles in performing proxy voting are to make decisions that: (i) favor proposals that in the Investment Adviser’s view tend to maximize a company’s shareholder value; and (ii) are not influenced by conflicts of interest. These principles reflect the Investment Adviser’s belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.
          The principles and positions reflected in the Policy are designed to guide the Investment Adviser in voting proxies, and not necessarily in making investment decisions. The Investment Adviser periodically reviews the Policy to ensure that it continues to be consistent with the Investment Adviser’s guiding principles.
          Public Equity Investments. To implement these guiding principles for investments in publicly-traded equities, the Investment Adviser has developed customized proxy voting guidelines (the “Guidelines”). The Guidelines embody the positions and factors the Investment Adviser generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, issues of corporate social responsibility and various shareholder proposals. Attached as Appendix A is a summary of the Guidelines.
          The Investment Adviser has retained a third-party proxy voting service (“Proxy Service”)* to assist in the implementation of certain proxy voting-related functions. Among its responsibilities, the Proxy Service prepares a written analysis and recommendation (a “Recommendation”) of each proxy vote that reflects the Proxy Service’s application of the GSAM Guidelines to the particular proxy issues. While it is the Investment Adviser’s policy generally to follow the Guidelines and Recommendations from the Proxy Service, the Investment Adviser’s portfolio management teams (“Portfolio Management Teams”) may on certain proxy votes seek approval to diverge from the Guidelines or a Recommendation by following an “override” process. Such decisions are subject to a review and approval process, including a determination that the decision is not influenced by any conflict of interest. In forming their views on particular matters, the Portfolio Management Teams are also permitted to consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the Guidelines and Recommendations.
          The Proxy Service assists in the implementation and administration of the proxy voting function. The Proxy Service assists the Investment Adviser in the proxy voting process by providing operational, recordkeeping and reporting services. In addition, the Proxy Service produces Recommendations as previously discussed and provides assistance in the development and maintenance of the GSAM Guidelines.
          GSAM conducts periodic due diligence meetings with the Proxy Service which include, but are not limited to, a review of the Proxy Service’s general organizational structure, new developments with respect to research and technology, work flow improvements and internal due diligence with respect to conflicts of interest. The Investment Adviser may hire other service providers to replace or supplement the Proxy Service with respect to any of the services the Investment Adviser currently receives from the Proxy Service.
          The Investment Adviser has implemented procedures designed to prevent conflicts of interest from influencing its proxy voting decisions. These procedures include the Investment Adviser’s use of the Guidelines and Recommendations and the override process, and the establishment of information barriers between the Investment Adviser and other businesses within The Goldman Sachs Group, Inc.
          Fixed Income and Private Investments. Voting decisions with respect to fixed income securities and the securities of privately held issuers generally will be made by the Investment Adviser based on its assessment of the particular transactions or other matters at issue.

*The third-party proxy voting service currently retained by GSAM is Institutional Shareholder Services, a unit of Risk Metrics Group.
Invesco Proxy Voting Guidelines
Introduction
Our Belief
Invesco’s investment professionals expect a high standard of corporate governance from the companies in our portfolios so that Invesco may fulfill its fiduciary obligation to our fund shareholders and other account holders. Well governed companies are characterized by a primary focus on the interests of shareholders, accountable boards of directors, ample transparency in financial disclosure, performance-driven cultures and appropriate consideration of all stakeholders. Invesco believes well governed companies create greater shareholder wealth over the long term than poorly governed companies, so we endeavor to vote in a manner that increases the value of our investments and fosters good governance within our portfolio companies.
In determining how to vote proxy issues, Invesco considers the probable business consequences of each issue and votes in a manner designed to protect and enhance fund shareholders’ and other account holders’ interests. Our voting decisions are intended to enhance each company’s total shareholder value over Invesco’s typical investment horizon.
Proxy voting is an integral part of Invesco’s investment process. We believe that the right to vote proxies should be managed with the same care as all other elements of the investment process. The objective of Invesco’s proxy-voting activity is to promote good governance and advance the economic interests of our clients. At no time will Invesco exercise its voting power to advance its own commercial interests, to pursue a social or political cause that is unrelated to our clients’ economic interests, or to favor a particular client or business relationship to the detriment of others.
Proxy administration
The Invesco Proxy Committee (the “Proxy Committee”) consists of members representing Invesco’s Investments, Legal and Compliance departments. Invesco’s Proxy Voting Guidelines (the “Guidelines”) are revised annually by the Proxy Committee, and are approved by the AIM Funds Boards of Trustees. The Proxy Committee implements the Guidelines and oversees proxy voting.
The Proxy Committee has retained outside experts to assist with the analysis and voting of proxy issues. In addition to the advice offered by these experts, Invesco uses information gathered from our own research, company managements, Invesco’s portfolio managers and outside shareholder groups to reach our voting decisions.
Generally speaking, Invesco’s investment-research process leads us to invest in companies led by management teams we believe have the ability to conceive and execute strategies to outperform their competitors. We select companies for investment based in large part on our assessment of their management teams’ ability to create shareholder wealth. Therefore, in formulating our proxy-voting decisions, Invesco gives proper consideration to the recommendations of a company’s Board of Directors.
Important principles underlying the Invesco Proxy Voting Guidelines
I. Accountability

Management teams of companies are accountable to their boards of directors, and directors of publicly held companies are accountable to their shareholders. Invesco endeavors to vote the proxies of its portfolio companies in a manner that will reinforce the notion of a board’s accountability to its shareholders. Consequently, Invesco votes against any actions that would impair the rights of shareholders or would reduce shareholders’ influence over the board or over management.
The following are specific voting issues that illustrate how Invesco applies this principle of accountability.
•	Elections of directors. In uncontested director elections for companies that do not have a controlling shareholder, Invesco votes in favor of slates if they are comprised of at least a majority of independent directors and if the boards’ key committees are fully independent. Key committees include the Audit, Compensation and Governance or Nominating Committees. Invesco’s standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve.

Contested director elections are evaluated on a case-by-case basis and are decided within the context of Invesco’s investment thesis on a company.

•	Director performance. Invesco withholds votes from directors who exhibit a lack of accountability to shareholders, either through their level of attendance at meetings or by enacting egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan (“poison pills”) without shareholder approval, or other areas of poor performance, Invesco may withhold votes from some or all of a company’s directors. In situations where directors’ performance is a concern, Invesco may also support shareholder proposals to take corrective actions such as so-called “clawback” provisions.

•	Auditors and Audit Committee members. Invesco believes a company’s Audit Committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company’s internal controls. Independence, experience and financial expertise are critical elements of a well-functioning Audit Committee. When electing directors who are members of a company’s Audit Committee, or when ratifying a company’s auditors, Invesco considers the past performance of the Committee and holds its members accountable for the quality of the company’s financial statements and reports.

•	Majority standard in director elections. The right to elect directors is the single most important mechanism shareholders have to promote accountability. Invesco supports the nascent effort to reform the U.S. convention of electing directors, and votes in favor of proposals to elect directors by a majority vote.

•	Classified boards. Invesco supports proposals to elect directors annually instead of electing them to staggered multi-year terms because annual elections increase a board’s level of accountability to its shareholders.

•	Supermajority voting requirements. Unless proscribed by law in the state of incorporation, Invesco votes against actions that would impose any supermajority voting requirement, and supports actions to dismantle existing supermajority requirements.

•	Responsiveness. Invesco withholds votes from directors who do not adequately respond to shareholder proposals that were approved by a majority of votes cast the prior year.

•	Cumulative voting. The practice of cumulative voting can enable minority shareholders to have representation on a company’s board. Invesco supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.

•	Shareholder access. On business matters with potential financial consequences, Invesco votes in favor of proposals that would increase shareholders’ opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action and proposals to promote the adoption of generally accepted best practices in corporate governance.
II. Incentives

Invesco believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce managements and employees of our portfolio companies to create greater shareholder wealth. Invesco supports equity compensation plans that promote the proper alignment of incentives, and votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features, and plans that appear likely to reduce the value of an account’s investment.
Following are specific voting issues that illustrate how Invesco evaluates incentive plans.
•	Executive compensation. Invesco evaluates compensation plans for executives within the context of the company’s performance under the executives’ tenure. Invesco believes independent compensation committees are best positioned to craft executive-compensation plans that are suitable for their company-specific circumstances. We view the election of those independent compensation committee members as the appropriate mechanism for shareholders to express their approval or disapproval of a company’s compensation practices. Therefore, Invesco generally does not support shareholder proposals to limit or eliminate certain forms of executive compensation. In the interest of reinforcing the notion of a compensation committee’s accountability to shareholders, Invesco supports proposals requesting that companies subject each year’s compensation record to an advisory shareholder vote, or so-called “say on pay” proposals.

•	Equity-based compensation plans. When voting to approve or reject equity-based compensation plans, Invesco compares the total estimated cost of the plans, including stock options and restricted stock, against a carefully selected peer group and uses multiple performance metrics that help us determine whether the incentive structures in place are creating genuine shareholder wealth. Regardless of a plan’s estimated cost relative to its peer group, Invesco votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock’s current market price, or the ability to automatically replenish shares without shareholder approval.

•	Employee stock-purchase plans. Invesco supports employee stock-purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock is at most a 15 percent discount from the market price.

•	Severance agreements. Invesco generally votes in favor of proposals requiring advisory shareholder ratification of executives’ severance agreements. However, we oppose proposals requiring such agreements to be ratified by shareholders in advance of their adoption.

III. Capitalization

Examples of management proposals related to a company’s capital structure include authorizing or issuing additional equity capital, repurchasing outstanding stock, or enacting a stock split or reverse stock split. On requests for additional capital stock, Invesco analyzes the company’s stated reasons for the request. Except where the request could adversely affect the fund’s ownership stake or voting rights, AIM generally supports a board’s decisions on its needs for additional capital stock. Some capitalization proposals require a case-by-case analysis within the context of Invesco’s investment thesis on a company. Examples of such proposals include authorizing common or preferred stock with special voting rights, or issuing additional stock in connection with an acquisition.
IV. Mergers, Acquisitions and Other Corporate Actions

Issuers occasionally require shareholder approval to engage in certain corporate actions such as mergers, acquisitions, name changes, dissolutions, reorganizations, divestitures and reincorporations. Invesco analyzes these proposals within the context of our investment thesis on the company, and determines its vote on a case-by-case basis.
V. Anti-Takeover Measures

Practices designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they create conflicts of interests among directors, management and shareholders. Except under special issuer-specific circumstances, Invesco votes to reduce or eliminate such measures. These measures include adopting or renewing “poison pills”, requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. Invesco generally votes against management proposals to impose these types of measures, and generally votes for shareholder proposals designed to reduce such measures. Invesco supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote.
VI. Shareholder Proposals on Corporate Governance
Invesco generally votes for shareholder proposals that are designed to protect shareholder rights if a company’s corporate-governance standards indicate that such additional protections are warranted.
VII. Shareholder Proposals on Social Responsibility

The potential costs and economic benefits of shareholder proposals seeking to amend a company’s practices for social reasons are difficult to assess. Analyzing the costs and economic benefits of these proposals is highly subjective and does not fit readily within our framework of voting to create greater shareholder wealth over Invesco’s typical investment horizon. Therefore, Invesco abstains from voting on shareholder proposals deemed to be of a purely social, political or moral nature.
VIII. Routine Business Matters

Routine business matters rarely have a potentially material effect on the economic prospects of fund holdings, so we generally support the board’s discretion on these items. However, Invesco votes against proposals where there is insufficient information to make a decision about the nature of the proposal. Similarly, Invesco votes against proposals to conduct other unidentified business at shareholder meetings.
Summary

These Guidelines provide an important framework for making proxy-voting decisions, and should give fund shareholders and other account holders insight into the factors driving Invesco’s decisions. The Guidelines cannot address all potential proxy issues, however. Decisions on specific issues must be made within the context of these Guidelines and within the context of the investment thesis of the funds and other accounts that own the company’s stock. Where a different investment thesis is held by portfolio managers who may hold stocks in common, Invesco may vote the shares held on a fund-by-fund or account-by-account basis.
Exceptions

In certain circumstances, Invesco may refrain from voting where the economic cost of voting a company’s proxy exceeds any anticipated benefits of that proxy proposal.
Share-lending programs

One reason that some portion of Invesco’s position in a particular security might not be voted is the securities lending program. When securities are out on loan and earning fees for the lending fund, they are transferred into the borrower’s name. Any proxies during the period of the loan are voted by the borrower. The lending fund would have to terminate the loan to vote the company’s proxy, an action that is not generally in the best economic interest of fund shareholders. However, whenever Invesco determines that the benefit to shareholders or other account holders of voting a particular proxy outweighs the revenue lost by terminating the loan, we recall the securities for the purpose of voting the fund’s full position.
“Share-blocking”

Another example of a situation where Invesco may be unable to vote is in countries where the exercise of voting rights requires the fund to submit to short-term trading restrictions, a practice known as “share-blocking.” Invesco generally refrains from voting proxies in share-blocking countries unless the portfolio manager determines that the benefit to fund shareholders and other account holders of voting a specific proxy outweighs the fund’s or other account’s temporary inability to sell the security.
International constraints

An additional concern that sometimes precludes our voting non-U.S. proxies is our inability to receive proxy materials with enough time and enough information to make a voting decision. In the great majority of instances, however, we are able to vote non-U.S. proxies successfully. It is important to note that Invesco makes voting decisions for non-U.S. issuers using these Guidelines as our framework, but also takes into account the corporate-governance standards, regulatory environment and generally accepted best practices of the local market.
Exceptions to these Guidelines

Invesco retains the flexibility to accommodate company-specific situations where strictly adhering to the Guidelines would lead to a vote that the Proxy Committee deems not to be in the best interest of the funds’ shareholders and other account holders. In these situations, the Proxy Committee will vote the proxy in the manner deemed to be in the best interest of the funds’ shareholders and other account holders, and will promptly inform the funds’ Boards of Trustees of such vote and the circumstances surrounding it.
Resolving potential conflicts of interest

A potential conflict of interest arises when Invesco votes a proxy for an issuer with which it also maintains a material business relationship. Examples could include issuers that are distributors of Invesco’s products, or issuers that employ Invesco to manage portions of their retirement plans or treasury accounts. Invesco reviews each proxy proposal to assess the extent, if any, to which there may be a material conflict between the interests of the fund shareholders or other account holders and Invesco.
Invesco takes reasonable measures to determine whether a potential conflict may exist. A potential conflict is deemed to exist only if one or more of the Proxy Committee members actually knew or should have known of the potential conflict.
If a material potential conflict is deemed to exist, Invesco may resolve the potential conflict in one of the following ways: (1) if the proposal that gives rise to the potential conflict is specifically addressed by the Guidelines, Invesco may vote the proxy in accordance with the predetermined Guidelines; (2) Invesco may engage an independent third party to determine how the proxy should be voted; or (3) Invesco may establish an ethical wall or other informational barrier between the persons involved in the potential conflict and the persons making the proxy-voting decision in order to insulate the potential conflict from the decision makers.
Because the Guidelines are pre-determined and crafted to be in the best economic interest of shareholders and other account holders, applying the Guidelines to vote client proxies should, in most instances, adequately resolve any potential conflict of interest. As an additional safeguard against potential conflicts, persons from Invesco’s marketing, distribution and other customer-facing functions are precluded from becoming members of the Proxy Committee.
On a quarterly basis, the AIM Funds Boards of Trustees review a report from Invesco’s Internal Compliance Controls Committee. The report contains a list of all known material business relationships that Invesco maintains with publicly traded issuers. That list is cross-referenced with the list of proxies voted over the period. If there are any instances where Invesco’s voting pattern on the proxies of its material business partners is inconsistent with its voting pattern on all other issuers, they are brought before the Trustees and explained by the Chairman of the Proxy Committee.
Personal conflicts of interest. If any member of the Proxy Committee has a personal conflict of interest with respect to a company or an issue presented for voting, that Proxy Committee member will inform the Proxy Committee of such conflict and will abstain from voting on that company or issue.
Policies and Vote Disclosure

A copy of these Guidelines is available at www.invescoaim.com. In accordance with Securities and Exchange Commission regulations, all funds file a record of all proxy-voting activity for the prior 12 months ending June 30th. That filing is made on or before August 31st of each year.
J.P. Morgan Investment Management, Inc.
J.P. MORGAN INVESTMENT MANAGEMENT INC. (“JPMorgan”)
PROXY VOTING PROCEDURES AND GUIDELINES
JPMorgan and its affiliated advisers are part of a global asset management organization with the capability to invest in securities of issuers located around the globe. JPMorgan may be granted by its clients the authority to vote the proxies of the securities held in client portfolios. To ensure that the proxies are voted in the best interests of its clients, JPMorgan has adopted detailed proxy voting procedures (“Procedures”) that incorporate detailed proxy guidelines (“Guidelines”) for voting proxies on specific types of issues. Because the regulatory framework and the business cultures and practices vary from region to region, the Guidelines are customized for each region to take into account such variations. Separate Guidelines cover the regions of (1) North America, (2) Europe, Middle East, Africa, Central America and South America, (3) Asia (ex-Japan) and (4) Japan, respectively.
Notwithstanding the variations among the Guidelines, all of the Guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, JPMorgan and its affiliated advisers will apply the Guidelines of the region in which the issuer of such security is organized. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that JPMorgan and its affiliated advisers have encountered globally, based on many years of collective investment management experience.
To oversee and monitor the proxy-voting process, JPMorgan has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. The primary function of each proxy committee is to review periodically general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues. The procedures permit an independent voting service, currently Institutional RiskMetrics Group Inc. (“RM”) in the U.S., to perform certain services otherwise carried out or coordinated by the proxy administrator.
Although for many matters the Guidelines specify the votes to be cast, for many others, the Guidelines contemplate case-by-case determinations. In addition, there will undoubtedly be proxy matters that are not contemplated by the Guidelines. For both of these categories of matters and to override the Guidelines, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest (between the Fund on the one hand, and the Fund’s investment adviser, principal underwriter or an affiliate of any of the foregoing, on the other hand) and ensure that the proxy vote is cast in the best interests of the Fund. When a potential material conflict of interest has been identified, the proxy administrator and a subgroup of proxy committee members (composed of a member from the Investment Department and one or more members from the Legal, Compliance, Operations or Risk Management Departments) will evaluate the potential conflict of interest and determine whether such conflict actually exists, and if so, will recommend how the Adviser will vote the proxy. In addressing any material conflict, JPMorgan may take one or more of the following measures (or other appropriate action): removing or “walling off” from the proxy voting process certain JPMorgan personnel with knowledge of the conflict, voting in accordance with any applicable Guideline if the application of the Guideline would objectively result in the casting of a proxy vote in a predetermined manner, or deferring the vote to RM, which will vote in accordance with its own recommendation.
The following summarizes some of the more noteworthy types of proxy voting policies of the non-U.S. Guidelines:
• Corporate governance procedures differ among the countries. Because of time constraints and local customs, it is not always possible for JPMorgan to receive and review all proxy materials in connection with each item submitted for a vote. Many proxy statements are in foreign languages. Proxy materials are generally mailed by the issuer to the sub-custodian which holds the securities for the client in the country where the portfolio company is organized, and there may not be sufficient time for such materials to be transmitted to JPMorgan in time for a vote to be cast. In some countries, proxy statements are not mailed at all, and in some locations, the deadline for voting is two to four days after the initial announcement that a vote is to be solicited. JPMorgan also considers the cost of voting in light of the expected benefit of the vote.
• Where proxy issues concern corporate governance, takeover defense measures, compensation plans, capital structure changes and so forth, JPMorgan pays particular attention to management’s arguments for promoting the prospective change. JPMorgan’s sole criterion in determining its voting stance is whether such changes will be to the economic benefit of the beneficial owners of the shares.
• JPMorgan is in favor of a unitary board structure of the type found in the United Kingdom as opposed to tiered board structures. Thus, JPMorgan will generally vote to encourage the gradual phasing out of tiered board structures, in favor of unitary boards. However, since tiered boards are still very prevalent in markets outside of the United Kingdom, local market practice will always be taken into account.
• JPMorgan will use its voting powers to encourage appropriate levels of board independence, taking into account local market practice.
• JPMorgan will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.
• JPMorgan will vote in favor of increases in capital which enhance a company’s long-term prospects. JPMorgan will also vote in favor of the partial suspension of preemptive rights if they are for purely technical reasons (e.g., rights offers which may not be legally offered to shareholders in certain jurisdictions). However, JPMorgan will vote against increases in capital which would allow the company to usually adopt “poison pill” takeover defense tactics, or where the increase in authorized capital would dilute shareholder value in the long term.
• JPMorgan will vote in favor of proposals which will enhance a company’s long-term prospects. JPMorgan will vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, where such borrowing is expressly intended as part of a takeover defense, or where there is a material reduction in shareholder value.
• JPMorgan reviews shareholder rights plans and poison pill proposals on a case-by-case basis; however, JPMorgan will generally vote against such proposals and vote for revoking existing plans.
• Where social or environmental issues are the subject of a proxy vote, JPMorgan will consider the issue on a case-by-case basis, keeping in mind at all times the best economic interests of its clients.

The following summarizes some of the more noteworthy types of proxy voting policies of the U.S. Guidelines:
• JPMorgan considers votes on director nominees on a case-by-case basis. Votes generally will be withheld from directors who: (a) attend less than 75% of board and committee meetings without a valid excuse; (b) implement or renew a dead-hand poison pill; (c) are affiliated directors who serve on audit, compensation or nominating committees or are affiliated directors and the full board serves on such committees or the company does not have such committees; or (d) ignore a shareholder proposal that is approved for two consecutive years by a majority of either the shares outstanding or the votes cast.
• JPMorgan votes proposals to classify boards on a case-by-case basis, but will vote in favor of such proposal if the issuer’s governing documents contain each of eight enumerated safeguards (for example, a majority of the board is composed of independent directors and the nominating committee is composed solely of such directors).
• JPMorgan also considers management poison pill proposals on a case-by-case basis, looking for shareholder-friendly provisions before voting in favor.
• JPMorgan votes against proposals for a super-majority vote to approve a merger.
• JPMorgan considers proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis, taking into account the extent of dilution and whether the transaction will result in a change in control.
• JPMorgan votes proposals on a stock option plan based primarily on a detailed, quantitative analysis that takes into account factors such as estimated dilution to shareholders’ equity and dilution to voting power. JPMorgan generally considers other management compensation proposals on a case-by-case basis.
• JPMorgan also considers on a case-by-case basis proposals to change an issuer’s state of incorporation, mergers and acquisitions and other corporate restructuring proposals and certain social and environmental issue proposals.
Logan Circle Partners, L.P.
Proxy Voting Policy
Logan Circle Partners, LP (“LCP”) anticipates being granted proxy-voting authority as stated in client contracts. Therefore, LCP has adopted and implemented written policies and procedures reasonably designed to ensure that proxies are voted in the best interest of clients for which the firm has voting authority. Any material conflicts of interest between the firm and clients with respect to proxy voting are resolved in the best interest of clients.
The firm is responsible for the proxy process and record maintenance. Equity and fixed income proxies are based on discussions with the senior analyst covering the particular sector and then final approval is granted by a portfolio manager. After a decision is made by the analyst and Portfolio Manager, the vote is submitted to the Proxy Committee for review. The Proxy Committee is comprised of a Portfolio Manager and members of Operations and Compliance. The Committee will meet at least quarterly and as proxy voting is required or necessary.
After the Committee review, Operations is responsible for submission and record maintenance. In addition, Compliance is responsible for monitoring the proxy process and both client and regulatory requirements.
Proxy Voting Procedures
Compliance is responsible for monitoring proxy review and processing. Proxy voting is performed through Operations and the following are procedures:

Processing
1.	Operations is initially alerted to the proxy meeting and vote. The vote details are provided to the analyst responsible for the sector and Compliance. If the analyst or Portfolio Manager is initially alerted prior to Operations, the analyst or manager will forward to both Operations and Compliance.

2.	A review of the proxy meeting, vote agenda and affected accounts is performed by the analyst and Compliance. This review is on the company, meeting date and cut-off date in which all votes must be submitted. In addition, Compliance will review the accounts and the client guidelines for proxy directions and restrictions.

3.	Compliance will forward all applicable research, proxy material, participating accounts and agenda items to the Proxy Committee for review.

4.	Several days prior to the proxy vote cut-off date (date in which all votes must be submitted), Compliance will schedule a meeting with the Proxy Committee in order to discuss and review the meeting research and vote. Proxy material and research are thoroughly reviewed by the portfolio manager most familiar with the company to ensure that proxies are voted in the best interest of clients.

5.	Voting decisions on equities will be made based on discussions with one of five senior analysts and the particular sector in which they cover. Voting decisions on fixed income will be made based on discussions with one of five senior analysts and the particular sector in which they cover and then final approval will be granted by a portfolio manager.

6.	Compliance and the Proxy Vote Committee will determine if a conflict of interest is present when voting a particular proxy. Please see “Conflicts of Interest” below for firm procedures.

7.	The Proxy Vote Committee reviews the meeting agenda and research to determine how to vote in the best interests of clients and per firm guidelines. After a detailed review, the Committee determines the vote and Operations will submit for processing.

8.	Subsequent to the vote, Compliance will review the submission to ensure that all accounts were voted according to firm instructions. This review and all exceptions are documented and maintained for the firm’s records. If it is determined that the firm will be voting outside the guidelines, proper documentation is recorded internally.

Securities on Loan

1.	In the event a client utilizes a securities lending program, the firm will contact the custodian in order to call securities off loan and therefore vote according to proxy procedures. The Chief Operating Officer reviews the shares available for voting and resolves any conflicts.

New Accounts

1.	At account opening, Operations will alert the custodian to confirm that the firm is voting proxies. Operations will confirm proxy submission procedures with the custodian in order for them to submit the votes. The designated compliance person is responsible for resolving all issues and ensuring accounts are correctly set-up.

Resolving Potential Conflicts of Interest

Compliance and the Proxy Committee are responsible for identifying potential conflicts of interest in regard to the proxy voting process. Examples of potential conflicts of interest include:

1.	Managing a pension plan for a company whose management is soliciting proxies.

2.	Significant business relationships (ex. having a material business relationship with a proponent of a proxy proposal in which this business relationship may influence how the proxy vote is cast).

3.	Significant personal / family relationship (ex. adviser or principals have a business or personal relationship with participants in a proxy contest, corporate directors or candidates for directorships).

In instances where a material conflict of interest exists, it is the firm’s policy to address and document the conflict for the Proxy Committee. The Committee will review and determine a vote which Compliance will approve. Where a material conflict of interest has been identified and the matter is not covered in the above-mentioned procedures, LCP will disclose the conflict to the client and advise the client that its securities will be voted upon the representative’s written direction.

Proxy Vote Exceptions

All proxies will be voted, with the exceptions listed below:
i.	If a client account no longer holds the security, LCP will not vote a proxy, as voting would not add value to the client’s account; and

ii.	If a proxy is received after a client has terminated LCP’s services, LCP will not vote the proxy but will forward it directly to the client.
Morgan Stanley Investment Management Inc./Van Kampen Asset Management
February 27, 2009
PROXY VOTING POLICY AND PROCEDURES
I. POLICY STATEMENT
Morgan Stanley Investment Management’s (“MSIM”) policy and procedures for voting proxies (“Policy”) with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which an MSIM entity has authority to vote proxies. This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.
The MSIM entities covered by this Policy currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an “MSIM Affiliate” and collectively referred to as the “MSIM Affiliates” or as “we” below).
Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds— collectively referred to herein as the “MSIM Funds”), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds. An MSIM Affiliate will not vote proxies if the “named fiduciary” for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the investment management or investment advisory agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client’s benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns (“Client Proxy Standard”). In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client’s policy.
Proxy Research Services — RiskMetrics Group ISS Governance Services (“ISS”) and Glass Lewis (together with other proxy research providers as we may retain from time to time, the “Research Providers”) are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While we may review and utilize the recommendations of the Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping services.
Voting Proxies for Certain Non-U.S. Companies — Voting proxies of companies located in some jurisdictions, particularly emerging markets, may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients’ non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.
II. GENERAL PROXY VOTING GUIDELINES
To promote consistency in voting proxies on behalf of its clients, we follow this Policy (subject to any exception set forth herein). The Policy addresses a broad range of issues, and provides general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee (see Section III for description) and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.
We endeavor to integrate governance and proxy voting policy with investment goals, using the vote to encourage portfolio companies to enhance long-term shareholder value and to provide a high standard of transparency such that equity markets can value corporate assets appropriately.
We seek to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers.
We may abstain on matters for which disclosure is inadequate.
A. Routine Matters. We generally support routine management proposals. The following are examples of routine management proposals:
• Approval of financial statements and auditor reports if delivered with an unqualified auditor’s opinion.
• General updating/corrective amendments to the charter, articles of association or bylaws, unless we believe that such amendments would diminish shareholder rights.
• Most proposals related to the conduct of the annual meeting, with the following exceptions. We generally oppose proposals that relate to “the transaction of such other business which may come before the meeting,” and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment would facilitate passage of a proposal that would otherwise be supported under this Policy (i.e. an uncontested corporate transaction), the adjournment request will be supported.

We generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.
B. Board of Directors.
1. Election of directors: Votes on board nominees can involve balancing a variety of considerations. In balancing various factors in uncontested elections, we may take into consideration whether the company has a majority voting policy in place that we believe makes the director vote more meaningful. In the absence of a proxy contest, we generally support the board’s nominees for director except as follows:
a. We consider withholding support from or voting against interested directors if the company’s board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for an NYSE company with no controlling shareholder, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent, although lack of board turnover and fresh perspective can be a negative factor in voting on directors.
i. At a company with a shareholder or group that controls the company by virtue of a majority economic interest in the company, we have a reduced expectation for board independence, although we believe the presence of independent directors can be helpful, particularly in staffing the audit committee, and at times we may withhold support from or vote against a nominee on the view the board or its committees are not sufficiently independent.
ii. We consider withholding support from or voting against a nominee if he or she is affiliated with a major shareholder that has representation on a board disproportionate to its economic interest.
b. Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company’s compensation, nominating or audit committee.
c. We consider withholding support from or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders, including failure to meet fiduciary standards of care and/or loyalty. We may oppose directors where we conclude that actions of directors are unlawful, unethical or negligent. We consider opposing individual board members or an entire slate if we believe the board is entrenched and/or dealing inadequately with performance problems, and/or acting with insufficient independence between the board and management.
d. We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a “bright line” test. For example, in the context of the U.S. market, failure to eliminate a dead hand or slow hand poison pill would be seen as a basis for opposing one or more incumbent nominees.
e. In markets that encourage designated audit committee financial experts, we consider voting against members of an audit committee if no members are designated as such. We also may not support the audit committee members if the company has faced financial reporting issues and/or does not put the auditor up for ratification by shareholders.

f. We believe investors should have the ability to vote on individual nominees, and may abstain or vote against a slate of nominees where we are not given the opportunity to vote on individual nominees.
g. We consider withholding support from or voting against a nominee who has failed to attend at least 75% of the nominee’s board and board committee meetings within a given year without a reasonable excuse. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.
h. We consider withholding support from or voting against a nominee who appears overcommitted, particularly through service on an excessive number of boards. Market expectations are incorporated into this analysis; for U.S. boards, we generally oppose election of a nominee who serves on more than six public company boards (excluding investment companies).
2. Discharge of directors’ duties: In markets where an annual discharge of directors’ responsibility is a routine agenda item, we generally support such discharge. However, we may vote against discharge or abstain from voting where there are serious findings of fraud or other unethical behavior for which the individual bears responsibility. The annual discharge of responsibility represents shareholder approval of actions taken by the board during the year and may make future shareholder action against the board difficult to pursue.
3. Board independence: We generally support U.S. shareholder proposals requiring that a certain percentage (up to 66 2/3%) of the company’s board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.
4. Board diversity: We consider on a case-by-case basis shareholder proposals urging diversity of board membership with respect to social, religious or ethnic group.
5. Majority voting: We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.
6. Proxy access: We consider on a case-by-case basis shareholder proposals to provide procedures for inclusion of shareholder nominees in company proxy statements.
7. Proposals to elect all directors annually: We generally support proposals to elect all directors annually at public companies (to “declassify” the Board of Directors) where such action is supported by the board, and otherwise consider the issue on a case-by-case basis based in part on overall takeover defenses at a company.
8. Cumulative voting: We generally support proposals to eliminate cumulative voting in the U.S. market context. (Cumulative voting provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board.) U.S. proposals to establish cumulative voting in the election of directors generally will not be supported.
9. Separation of Chairman and CEO positions: We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint a non-executive Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context.
10. Director retirement age and term limits: Proposals recommending set director retirement ages or director term limits are voted on a case-by-case basis.
11. Proposals to limit directors’ liability and/or broaden indemnification of officers and directors. Generally, we will support such proposals provided that an individual is eligible only if he or she has not acted in bad faith, gross negligence or reckless disregard of their duties.

C. Statutory auditor boards. The statutory auditor board, which is separate from the main board of directors, plays a role in corporate governance in several markets. These boards are elected by shareholders to provide assurance on compliance with legal and accounting standards and the company’s articles of association. We generally vote for statutory auditor nominees if they meet independence standards. In markets that require disclosure on attendance by internal statutory auditors, however, we consider voting against nominees for these positions who failed to attend at least 75% of meetings in the previous year. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.
D. Corporate transactions and proxy fights. We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis in the interests of each fund or other account. Proposals for mergers or other significant transactions that are friendly and approved by the Research Providers usually are supported if there is no portfolio manager objection. We also analyze proxy contests on a case-by-case basis.
E. Changes in capital structure.
1. We generally support the following:
• Management and shareholder proposals aimed at eliminating unequal voting rights, assuming fair economic treatment of classes of shares we hold.
• Management proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear business purpose is stated that we can support and the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and/or (ii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the total new authorization will be outstanding. (We consider proposals that do not meet these criteria on a case-by-case basis.)
• Management proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital, unless we have concerns about use of the authority for anti-takeover purposes.
• Management proposals to authorize share repurchase plans, except in some cases in which we believe there are insufficient protections against use of an authorization for anti-takeover purposes.
• Management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.
• Management proposals to effect stock splits.
• Management proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.
• Management dividend payout proposals, except where we perceive company payouts to shareholders as inadequate.
2. We generally oppose the following (notwithstanding management support):
• Proposals to add classes of stock that would substantially dilute the voting interests of existing shareholders.

• Proposals to increase the authorized or issued number of shares of existing classes of stock that are unreasonably dilutive, particularly if there are no preemptive rights for existing shareholders. However, depending on market practices, we consider voting for proposals giving general authorization for issuance of shares not subject to pre-emptive rights if the authority is limited.
• Proposals that authorize share issuance at a discount to market rates, except where authority for such issuance is de minimis, or if there is a special situation that we believe justifies such authorization (as may be the case, for example, at a company under severe stress and risk of bankruptcy).
• Proposals relating to changes in capitalization by 100% or more. We consider on a case-by-case basis shareholder proposals to increase dividend payout ratios, in light of market practice and perceived market weaknesses, as well as individual company payout history and current circumstances. For example, currently we perceive low payouts to shareholders as a concern at some Japanese companies, but may deem a low payout ratio as appropriate for a growth company making good use of its cash, notwithstanding the broader market concern.
F. Takeover Defenses and Shareholder Rights.
1. Shareholder rights plans: We generally support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills). In voting on rights plans or similar takeover defenses, we consider on a case-by-case basis whether the company has demonstrated a need for the defense in the context of promoting long-term share value; whether provisions of the defense are in line with generally accepted governance principles in the market (and specifically the presence of an adequate qualified offer provision that would exempt offers meeting certain conditions from the pill); and the specific context if the proposal is made in the midst of a takeover bid or contest for control.
2. Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements.
3. Shareholder rights to call meetings: We consider proposals to enhance shareholder rights to call meetings on a case-by-case basis.
4. Reincorporation: We consider management and shareholder proposals to reincorporate to a different jurisdiction on a case-by-case basis. We oppose such proposals if we believe the main purpose is to take advantage of laws or judicial precedents that reduce shareholder rights.
5. Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding             shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.
6. Bundled proposals: We may consider opposing or abstaining on proposals if disparate issues are “bundled” and presented for a single vote.
G. Auditors. We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities and we believe rotation of the audit firm is appropriate, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). We generally vote against proposals to indemnify auditors.

H. Executive and Director Remuneration.
1. We generally support the following:
• Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage (“run rate”) of equity compensation in the recent past; or if there are objectionable plan design and provisions.
• Proposals relating to fees to outside directors, provided the amounts are not excessive relative to other companies in the country or industry, and provided that the structure is appropriate within the market context. While stock-based compensation to outside directors is positive if moderate and appropriately structured, we are wary of significant stock option awards or other performance-based awards for outside directors, as well as provisions that could result in significant forfeiture of value on a director’s decision to resign from a board (such forfeiture can undercut director independence).
• Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad-based employee plan, including all non-executive employees.
• Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.
2. We generally oppose retirement plans and bonuses for non-executive directors and independent statutory auditors.
3. Shareholder proposals requiring shareholder approval of all severance agreements will not be supported, but proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported. We generally oppose shareholder proposals that would establish arbitrary caps on pay. We consider on a case-by-case basis shareholder proposals that seek to limit Supplemental Executive Retirement Plans (SERPs), but support such proposals where we consider SERPs to be excessive.
4. Shareholder proposals advocating stronger and/or particular pay-for performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its labor markets, and the company’s current and past practices. While we generally support emphasis on long-term components of senior executive pay and strong linkage of pay to performance, we consider whether a proposal may be overly prescriptive, and the impact of the proposal, if implemented as written, on recruitment and retention.
5. We consider shareholder proposals for U.K.-style advisory votes on pay on a case-by-case basis.
6. We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in executive equity compensation programs.
7. We generally support shareholder proposals for reasonable “claw-back” provisions that provide for company recovery of senior executive bonuses to the extent they were based on achieving financial benchmarks that were not actually met in light of subsequent restatements.
8. Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company’s reasons and justifications for a re-pricing, the company’s competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.
I. Social, Political and Environmental Issues. We consider proposals relating to social, political and environmental issues on a case-by-case basis to determine likely financial impacts on shareholder value, balancing concerns on reputational and other risks that may be raised in a proposal against costs of implementation. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value. While we support proposals that we believe will enhance useful disclosure, we generally vote against proposals requesting reports that we believe are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We believe that certain social and environmental shareholder proposals may intrude excessively on management prerogatives, which can lead us to oppose them.
J. Fund of Funds. Certain Funds advised by an MSIM Affiliate invest only in other MSIM Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee.
III. ADMINISTRATION OF POLICY
The MSIM Proxy Review Committee (the “Committee”) has overall responsibility for the Policy. The Committee, which is appointed by MSIM’s Chief Investment Officer of Global Equities (“CIO”) or senior officer, consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm, and is chaired by the director of the Corporate Governance Team (“CGT”). Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.
The CGT Director is responsible for identifying issues that require Committee deliberation or ratification. The CGT, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The CGT has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance.
The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.
CGT and members of the Committee may take into account Research Providers’ recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst comments and research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies (“Index Strategies”) will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the CGT will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.
A. Committee Procedures
The Committee meets at least annually to review and consider changes to the Policy. The Committee will appoint a subcommittee (the “Subcommittee”) to meet as needed between Committee meetings to address any outstanding issues relating to the Policy or its implementation.
The Subcommittee will meet on an ad hoc basis to (among other functions): (1) monitor and ratify “split voting” (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or “override voting” (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy); (2) review and approve upcoming votes, as appropriate, for matters as requested by CGT.
The Committee reserves the right to review voting decisions at any time and to make voting decisions as necessary to ensure the independence and integrity of the votes. The Committee or the Subcommittee are provided with reports on at least a monthly basis detailing specific key votes cast by CGT.
B. Material Conflicts of Interest

In addition to the procedures discussed above, if the CGT Director determines that an issue raises a material conflict of interest, the CGT Director will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question (“Special Committee”).
A potential material conflict of interest could exist in the following situations, among others:
1. The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a matter that materially affects the issuer.
2. The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.
3. Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).
If the CGT Director determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the issue will be addressed as follows:
1. If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.
2. If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM’s Client Proxy Standard.
3. If the Research Providers’ recommendations differ, the CGT Director will refer the matter to the Subcommittee or a Special Committee to vote on the proposal, as appropriate.
The Special Committee shall be comprised of the CGT Director, the Chief Compliance Officer or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee, and MSIM’s relevant Chief Investment Officer or his/her designee, and any other persons deemed necessary by the CGT Director. The CGT Director may request non-voting participation by MSIM’s General Counsel or his/her designee. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.
C. Proxy Voting Reporting
The CGT will document in writing all Committee, Subcommittee and Special Committee decisions and actions, which documentation will be maintained by the CGT for a period of at least six years. To the extent these decisions relate to a security held by an MSIM Fund, the CGT will report the decisions to each applicable Board of Trustees/Directors of those Funds at each Board’s next regularly scheduled Board meeting. The report will contain information concerning decisions made during the most recently ended calendar quarter immediately preceding the Board meeting.
MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client’s account.
MSIM’s Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund’s holdings.
APPENDIX A
The following procedures apply to accounts managed by Morgan Stanley AIP GP LP (“AIP”).

Generally, AIP will follow the guidelines set forth in Section II of MSIM’s Proxy Voting Policy and Procedures. To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Liquid Markets investment team and the Private Markets investment team of AIP. A summary of decisions made by the investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.
In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.
Waiver of Voting Rights
For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the “Fund”) that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:
     1. Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a “Designated Person,” and collectively, the “Designated Persons”), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person’s death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and
     2. Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund’s organizational documents; provided, however, that, if the Fund’s organizational documents require the consent of the Fund’s general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then AIP may exercise its voting rights with respect to such matter.
APPENDIX B
The following procedures apply to the portion of the Van Kampen Dynamic Credit Opportunities Fund (“VK Fund”) sub advised by Avenue Europe International Management, L.P. (“Avenue”). (The portion of the VK Fund managed solely by Van Kampen Asset Management will continue to be subject to MSIM’s Policy.)
     1. Generally: With respect to Avenue’s portion of the VK Fund, the Board of Trustees of the VK Fund will retain sole authority and responsibility for proxy voting. The Adviser’s involvement in the voting process of Avenue’s portion of the VK Fund is a purely administrative function, and serves to execute and deliver the proxy voting decisions made by the VK Fund Board in connection with the Avenue portion of the VK Fund, which may, from time to time, include related administrative tasks such as receiving proxies, following up on missing proxies, and collecting data related to proxies. As such, the Adviser shall not be deemed to have voting power or shared voting power with Avenue with respect to Avenue’s portion of the Fund.
     2. Voting Guidelines: All proxies, with respect to Avenue’s portion of the VK Fund, will be considered by the VK Fund Board or such subcommittee as the VK Fund Board may designate from time to time for determination and voting approval. The VK Board or its subcommittee will timely communicate to MSIM’s Corporate Governance Group its proxy voting decisions, so that among other things the votes will be effected consistent with the VK Board’s authority.
     3. Administration: The VK Board or its subcommittee will meet on an adhoc basis as may be required from time to time to review proxies that require its review and determination. The VK Board or its subcommittee will document in writing all of its decisions and actions which will be maintained by the VK Fund, or its designee(s), for a period of at least 6 years. If a subcommittee is designated, a summary of decisions made by such subcommittee will be made available to the full VK Board for its information at its next scheduled respective meetings.
Morley Capital Management, Inc.
Introduction
Morley is an investment adviser that is registered with the U.S. Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Morley provides investment advisory services to various types of clients which may include registered and unregistered investment companies, collective trusts, institutional separate accounts, wrap accounts, insurance general accounts, charitable endowments, Taft-Hartley Act plans, ERISA plans, state-sponsored funds, managed separate accounts and individuals.
These guidelines describe how Morley discharges its fiduciary duty on behalf of its clients to vote proxies that are received in connection with underlying portfolio securities held by its clients. Due to the nature of Morley’s advisory services and the securities that it purchases on behalf of its clients, proxies are very infrequent. However, this Policy address several contingencies for proxy voting even though they will rarely, if ever, occur. Morley understands that it has a duty to vote proxies as set forth in relevant advisory agreements and contracts. Further, Morley understands its responsibility to process proxies and to maintain all required records regarding proxy voting.
It is Morley’s Policy is to vote proxies solely in a manner that best serves the economic interests of its clients.
How Proxies are Voted
Morley shall administer all proxies. Proxies are received by Morley at its offices located at 1300 SW Fifth Ave., Suite 3300, Portland OR 97201. Upon receipt, the Morley Chief Investment Officer shall review the proxy and cast the vote in a timely manner that best serves the economic interests of its clients. Morley shall attempt to process every vote for all domestic and foreign proxies that Morley receives.
There may be situations, however, where Morley cannot process a proxy in connection with a foreign security. For example, Morley will not process a foreign proxy if (1) the cost of voting the foreign proxy outweighs the benefit of voting the foreign proxy; (2) when Morley has not been given enough time to process the vote; and (3) when a sell order for a foreign security is outstanding and, in the particular foreign country, proxy voting would impede the sale of the foreign security.
In the event that a proxy vote presents a conflict of interest or the appearance of such conflict for Morley, the matter shall be referred to the Morley Chief Compliance Officer (“CCO“). The Morley CCO shall consult with the Principal Global Investors (“PGI”) Chief Compliance Officer and the PGI Chief Operating Officer who shall collectively make a determination on the conflict of interest and document their collective decision regarding how to vote the specific issue in the best economic interest of its client(s) in order to ensure that an independent decision is made in that circumstance.
Recordkeeping
Morley shall maintain, at a minimum, the following records: (1) the Morley Proxy Voting Policy and Procedures; (2) proxy statements received regarding underlying portfolio securities held by clients; (3) records of votes cast on behalf of clients; (4) Client written requests for information on how Morley voted proxies for said client; (5) any response to clients regarding their request for information as to how Morley voted proxies for the Client; (6) any documents prepared by Morley that were material to making a decision as to how to vote proxies or that memorialized the basis for the voting decision.

The records and other items shall be maintained for at least 5 years with the first two years in an easily accessible place, except electronic filings that are available on the SEC’s EDGAR system.

Reporting
Morley shall provide periodic reports in accordance with regulatory requirements and shall provide clients with reports as requested or agreed upon.
Nationwide Asset Management, LLC
Nationwide Asset Management, LLC (“NWAM”) authority to vote client proxies is established by Registrant’s investment advisory agreements or comparable documents.
Generally, NWAM does not provide advice on securities that issue proxies and therefore does not exercise voting authority with respect to client accounts or the securities held within those accounts.
From time to time NWAM may be in a position to vote client proxies. In these instances, NWAM intends to vote proxies in accord with the best economic interests of its clients. NWAM endeavors to resolve any conflicts of interest exclusively in the best economic interests of clients. In order to avoid conflicts of interest, NWAM or an affiliate has contracted with Institutional Shareholder Services (“ISS”), an independent third party service provider. NWAM will vote clients’ proxies according to ISS’s proxy voting recommendations.
On an annual basis, NWAM will review information obtained from ISS to ascertain whether ISS (i) has the capacity and competency to adequately analyze proxy issues, and (ii) can make such recommendations in an impartial manner and in the best economic interest of its clients.
NWAM’s Investment Committee votes proxies when ISS has recused itself from a vote recommendation or if senior officers or a member of the Committee believes it necessary in the best economic interests of clients to vote differently. Upon request, Registrant provides clients with a copy of its proxy voting procedures and information on how the client’s proxies were voted.
Nationwide Fund Advisors
GENERAL
     The Board of Trustees of Nationwide Mutual Funds and Nationwide Variable Insurance Trust (the “Funds”) has approved the continued delegation of the authority to vote proxies relating to the securities held in the portfolios of the Funds to each Fund’s investment adviser or sub-adviser, as the case may be, after the Board reviewed and considered the proxy voting policies and procedures used by each of the investment advisers and sub-advisers of the Funds, some of which advisers and sub-advisers use an independent service provider, as described below.
     Nationwide Fund Advisors (“NFA” or the “Adviser”), is an investment adviser that is registered with the U.S. Securities and Exchange Commission (the “SEC”) pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). NFA currently provides investment advisory services to registered investment companies (hereinafter referred to collectively as “Clients”).
     Voting proxies that are received in connection with underlying portfolio securities held by Clients is an important element of the portfolio management services that NFA performs for Clients. NFA’s goal in performing this service is to make proxy voting decisions: (i) to vote or not to vote proxies in a manner that serves the best economic interests of Clients; and (ii) that avoid the influence of conflicts of interest. To implement this goal, NFA has adopted proxy voting guidelines (the “Proxy Voting Guidelines”) to assist it in making proxy voting decisions and in developing procedures for effecting those decisions. The Proxy Voting Guidelines are designed to ensure that, where NFA has the authority to vote proxies, all legal, fiduciary, and contractual obligations will be met.

     The Proxy Voting Guidelines address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures and the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals.
     The proxy voting records of the Funds are available to shareholders on the Trust’s website, www.nationwide.com/mutualfunds, and the SEC’s website.
HOW PROXIES ARE VOTED
     NFA has delegated to RiskMetrics Group ISS Governance Services (“RiskMetrics”), an independent service provider, the administration of proxy voting for Client portfolio securities directly managed by NFA, subject to oversight by NFA’s “Proxy Voting Committee.” Risk Metrics, a Delaware corporation, provides proxy-voting services to many asset managers on a global basis. The NFA Proxy Voting Committee has reviewed, and will continue to review annually, the relationship with Risk Metrics and the quality and effectiveness of the various services provided by Risk Metrics.
     Specifically, Risk Metrics assists NFA in the proxy voting and corporate governance oversight process by developing and updating the “Risk Metrics Proxy Voting Guidelines,” which are incorporated into the Proxy Voting Guidelines, and by providing research and analysis, recommendations regarding votes, operational implementation, and recordkeeping and reporting services. NFA’s decision to retain Risk Metrics is based principally on the view that the services that Risk Metrics provides, subject to oversight by NFA, generally will result in proxy voting decisions which serve the best economic interests of Clients. NFA has reviewed, analyzed, and determined that the Risk Metrics Proxy Voting Guidelines are consistent with the views of NFA on the various types of proxy proposals. When the Risk Metrics Proxy Voting Guidelines do not cover a specific proxy issue and Risk Metrics does not provide a recommendation: (i) Risk Metrics will notify NFA; and (ii) NFA will use its best judgment in voting proxies on behalf of the Clients. A summary of the Risk Metrics Proxy Voting Guidelines is set forth below.
CONFLICTS OF INTEREST
     NFA does not engage in investment banking, administration or management of corporate retirement plans, or any other activity that is likely to create a potential conflict of interest. In addition, because Client proxies are voted by Risk Metrics pursuant to the pre-determined Risk Metrics Proxy Voting Guidelines, NFA generally does not make an actual determination of how to vote a particular proxy, and, therefore, proxies voted on behalf of Clients do not reflect any conflict of interest. Nevertheless, the Proxy Voting Guidelines address the possibility of such a conflict of interest arising.
     The Proxy Voting Guidelines provide that, if a proxy proposal were to create a conflict of interest between the interests of a Client and those of NFA (or between a Client and those of any of NFA’s affiliates, including Nationwide Fund Distributors LLC and Nationwide), then the proxy should be voted strictly in conformity with the recommendation of Risk Metrics. To monitor compliance with this policy, any proposed or actual deviation from a recommendation of Risk Metrics must be reported by the NFA Proxy Voting Committee to the chief counsel for NFA. The chief counsel for NFA then will provide guidance concerning the proposed deviation and whether a deviation presents any potential conflict of interest. If NFA then casts a proxy vote that deviates from a Risk Metrics recommendation, the affected Client (or other appropriate Client authority) will be given a report of this deviation.
CIRCUMSTANCES UNDER WHICH PROXIES WILL NOT BE VOTED
     NFA, through Risk Metrics, shall attempt to process every vote for all domestic and foreign proxies that they receive; however, there may be cases in which NFA will not process a proxy because it is impractical or too expensive to do so. For example, NFA will not process a proxy in connection with a foreign security if the cost of voting a foreign proxy outweighs the benefit of voting the foreign proxy, when NFA has not been given enough time to process the vote, or when a sell order for the foreign security is outstanding and proxy voting would impede the sale of the foreign security. Also, NFA generally will not seek to recall the securities on loan for the purpose of voting the securities — except, in regard to a sub-advised Fund, for those proxy votes that a sub-adviser (retained to manage the sub-advised Fund and overseen by NFA) has determined could materially affect the security on loan. The Firm will seek to have the appropriate Sub-adviser(s) vote those proxies relating to securities on loan that are held by a Sub-advised Nationwide Fund that the Sub-adviser(s) has determined could materially affect the security on loan.
DELEGATION OF PROXY VOTING TO SUB-ADVISERS TO FUNDS
     For any Fund, or portion of a Fund that is directly managed by a sub-adviser, the Trustees of the Fund and NFA have delegated proxy voting authority to that sub-adviser. Each sub-adviser has provided its proxy voting policies to the Board of Trustees of the Fund and NFA for their respective review and these proxy voting policies are described below. Each sub-adviser is required (1) to represent quarterly to NFA that all proxies of the Fund(s) advised by the sub-adviser were voted in accordance with the sub-adviser’s proxy voting policies as provided to NFA and (2) to confirm that there have been no material changes to the sub-adviser’s proxy voting policies.
2009 RMG PROXY VOTING GUIDELINES SUMMARY
The following is a concise summary of the proxy voting policy guidelines for 2009.
Auditors
Vote CASE-BY-CASE on shareholder proposals on auditor rotation, taking into account these factors:
•	Tenure of the audit firm

•	Establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price

•	Length of the rotation specified in the proposal

•	Significant audit-related issues

•	Number of audit committee meetings held each year

•	Number of financial experts serving on the committee
Voting on Director Nominees in Uncontested Elections

Vote on director nominees should be determined on a CASE-BY-CASE basis.
Vote AGAINST or WITHHOLD from individual directors who:
•	Attend less than 75 percent of the board and committee meetings without a valid excuse, such as illness, service to the nation, work on behalf of the company, or funeral obligations. If the company provides meaningful public or private disclosure explaining the director’s absences, evaluate the information on a CASE-BY-CASE basis taking into account the following factors:
▪	Degree to which absences were due to an unavoidable conflict;

▪	Pattern of absenteeism; and

▪	Other extraordinary circumstances underlying the director’s absence;
•	Sit on more than six public company boards;

•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own— withhold only at their outside boards.
Vote AGAINST or WITHHOLD from all nominees of the board of directors, (except from new nominees, who should be considered on a CASE-BY-CASE basis) if:
•	The company’s proxy indicates that not all directors attended 75% of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, vote against/withhold from all incumbent directors;

•	The company’s poison pill has a dead-hand or modified dead-hand feature. Vote against/withhold every year until this feature is removed;

•	The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;

•	The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

•	The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

•	The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

•	At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote;

•	In general, companies with a plurality vote standard use “Withhold” as the valid contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

•	The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election- any or all appropriate nominees (except new) may be held accountable;

•	The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only).
Classification/Declassification of the Board
Vote AGAINST proposals to classify the board.
Vote FOR proposals to repeal classified boards and to elect all directors annually.
Independent Chair (Separate Chair/CEO)
Generally vote FOR shareholder proposals requiring that the chairman’s position be filled by an independent director, unless the company satisfies all of the following criteria:
The company maintains the following counterbalancing governance structure:
•	Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:
▪	presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;

▪	serves as liaison between the chairman and the independent directors;

▪	approves information sent to the board;

▪	approves meeting agendas for the board;

▪	approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;

▪	has the authority to call meetings of the independent directors;

▪	if requested by major shareholders, ensures that he is available for consultation and direct communication;
•	Two-thirds independent board;

•	All independent key committees;

•	Established governance guidelines;

•	A company in the Russell 3000 universe must not have exhibited sustained poor total shareholder return (TSR) performance, defined as one- and three-year TSR in the bottom half of the company’s four-digit GICS industry group (using Russell 3000 companies only), unless there has been a change in the Chairman/CEO position within that time. For companies not in the Russell 3000 universe, the company must not have underperformed both its peers and index on the basis of both one-year and three-year total shareholder returns, unless there has been a change in the Chairman/CEO position within that time;

•	The company does not have any problematic governance or management issues, examples of which include, but are not limited to:
▪	Egregious compensation practices;

▪	Multiple related-party transactions or other issues putting director independence at risk;

▪	Corporate and/or management scandals;

▪	Excessive problematic corporate governance provisions; or

▪	Flagrant actions by management or the board with potential or realized negative impacts on shareholders.
Majority of Independent Directors/Establishment of Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by RMG’s definition of independent outsider.
Open Access (shareholder resolution)
Vote CASE-BY-CASE basis, taking into account the ownership threshold proposed in the resolution and the proponent’s rationale.
Shareholder Ability to Act by Written Consent
Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
Vote FOR proposals to allow or make easier shareholder action by written consent.
Shareholder Ability to Call Special Meetings
Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.
Cumulative Voting
Generally vote AGAINST proposals to eliminate cumulative voting.
Generally vote FOR proposals to restore or provide for cumulative voting unless:
•	The company has proxy access or a similar structure2 to allow shareholders to nominate directors to the company’s ballot; and

•	The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.
Vote FOR proposals for cumulative voting at controlled companies (insider voting power > 50%).
Majority Vote Shareholder Proposals
Generally vote FOR precatory and binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carveout for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also know as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.
Confidential Voting
Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election. In proxy contests, support confidential voting proposals only if dissidents agree to the same policy that applies to management.

Vote FOR management proposals to adopt confidential voting.
Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management’s track record, qualifications of director nominees (both slates), background to the proxy contest, stock ownership positions, likelihood that the proposed goals and objectives can be achieved and an evaluation of what each side is offering shareholders.
Reimbursing Proxy Solicitation Expenses
Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.
Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:
•	The election of fewer than 50% of the directors to be elected is contested in the election;

•	One or more of the dissident’s candidates is elected;

•	Shareholders are not permitted to cumulate their votes for directors; and

•	The election occurred, and the expenses were incurred, after the adoption of this bylaw.
Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:
•	Shareholders have approved the adoption of the plan; or

•	The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.
Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within 12 months would be considered sufficient.
Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:
•	No lower than a 20% trigger, flip-in or flip-over;

•	A term of no more than three years;

•	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

•	Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.
In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.
For management proposals to adopt a poison pill for the stated purpose of preserving a company’s net operating losses (“NOL pills”), the following factors should be considered:
•	the trigger (NOL pills generally have a trigger slightly below 5%);

•	the value of the NOLs;

•	the term;

•	shareholder protection mechanisms (sunset provision, causing expiration of the pill upon exhaustion or expiration of NOLs); and

•	other factors that may be applicable.
In addition, vote WITHHOLD/AGAINST the entire board of directors, (except new nominees, who should be considered on a CASE-by-CASE basis) if the board adopts or renews a poison pill without shareholder approval, does not commit to putting it to a shareholder vote within 12 months of adoption (or in the case of a newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold recommendation for this issue.
Mergers and Corporate Restructurings
Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the valuation, market reaction, conflicts of interest, governance, strategic rationale, and the negotiations and process.
Reincorporation Proposals
Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, comparative economic benefit, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.
Common Stock Authorization
Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance.
Take into account company-specific factors which include, at a minimum, the following:
•	Specific reasons/ rationale for the proposed increase;

•	The dilutive impact of the request as determined through an allowable cap generated by RiskMetrics’ quantitative model;

•	The board’s governance structure and practices; and

•	Risks to shareholders of not approving the request.
Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Dual-class Stock
Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:
•	It is intended for financing purposes with minimal or no dilution to current shareholders;

•	It is not designed to preserve the voting power of an insider or significant shareholder.
Equity Compensation Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:
•	The total cost of the company’s equity plans is unreasonable;

•	The plan expressly permits the repricing of stock options/stock appreciate rights (SARs) without prior shareholder approval;

•	The CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company’s performance where over 50 percent of the year-over-year increase is attributed to equity awards;

•	The company’s three year burn rate exceeds the greater of 2% and the mean plus one standard deviation of its industry group;

•	The plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur (e.g., upon shareholder approval of a transaction or the announcement of a tender offer); or

•	The plan is a vehicle for poor pay practices.
Each of these factors is described below:
Cost of Equity Plans
Generally, vote AGAINST equity plans if the cost is unreasonable. For non-employee director plans, vote FOR the plan if certain factors are met (see Director Compensation section).
The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders’ equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised.
All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full value awards), the assumption is made that all awards to be granted will be the most expensive types. See discussion of specific types of awards.
The Shareholder Value Transfer is reasonable if it falls below the company-specific allowable cap. The allowable cap is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers’ historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company’s allowable cap.
Director Compensation

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap.
On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans will exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board’s compensation are met and disclosed in the proxy statement:

•	Director stock ownership guidelines with a minimum of three times the annual cash retainer.

•	Vesting schedule or mandatory holding/deferral period:
▪	A minimum vesting of three years for stock options or restricted stock; or

▪	Deferred stock payable at the end of a three-year deferral period.
•	Mix between cash and equity:
▪	A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or

▪	If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.
•	No retirement/benefits and perquisites provided to non-employee directors; and

•	Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.
Option Exchange Programs/Repricing Options

Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options taking into consideration:
•	Historic trading patterns—the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;

•	Rationale for the re-pricing—was the stock price decline beyond management’s control?

•	Is this a value-for-value exchange?

•	Are surrendered stock options added back to the plan reserve?

•	Option vesting—does the new option vest immediately or is there a black-out period?

•	Term of the option—the term should remain the same as that of the replaced option;

•	Exercise price—should be set at fair market or a premium to market;

•	Participants—executive officers and directors should be excluded.
If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s total cost of equity plans and its three-year average burn rate.
In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements.
Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price. Vote FOR shareholder proposals to put option repricings to a shareholder vote.
Employee Stock Purchase Plans— Qualified Plans

Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:
•	Purchase price is at least 85 percent of fair market value;

•	Offering period is 27 months or less; and

•	The number of shares allocated to the plan is ten percent or less of the outstanding shares.
Vote AGAINST qualified employee stock purchase plans where any of the following apply:
•	Purchase price is less than 85 percent of fair market value; or

•	Offering period is greater than 27 months; or

•	The number of shares allocated to the plan is more than ten percent of the outstanding shares.

Employee Stock Purchase Plans— Non-Qualified Plans

Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:
•	Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

•	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

•	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;

•	No discount on the stock price on the date of purchase since there is a company matching contribution.
Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee’s contribution, evaluate the cost of the plan against its allowable cap.
Shareholder Proposals on Compensation
Generally vote CASE-BY-CASE, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook. But generally vote FOR shareholder proposals that:
•	Advocate the use of performance-based equity awards like indexed, premium-priced, and performance-vested options or performance-based shares, unless the proposal is overly restrictive or the company already substantially uses such awards.
Supplemental Executive Retirement Plans (SERPs)

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.
Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary and excluding of all incentive or bonus pay from the plan’s definition of covered compensation used to establish such benefits.
Social and Environmental Issues
Overall Approach

When evaluating social and environmental shareholder proposals, RMG considers the following factors:
•	Whether adoption of the proposal is likely to enhance or protect shareholder value;

•	Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business as measured by sales, assets, and earnings;

•	The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;

•	Whether the issues presented are more appropriately/effectively dealt with through governmental or company-specific action;

•	Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

•	Whether the company’s analysis and voting recommendation to shareholders are persuasive;

•	What other companies have done in response to the issue addressed in the proposal;

•	Whether the proposal itself is well framed and the cost of preparing the report is reasonable;

•	Whether implementation of the proposal’s request would achieve the proposal’s objectives;

•	Whether the subject of the proposal is best left to the discretion of the board;

•	Whether the requested information is available to shareholders either from the company or from a publicly available source; and

•	Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.
Generally vote AGAINST proposals asking suppliers, genetic research companies, restaurants and food retail companies to voluntarily label genetically engineered (GE) ingredients in their products and/or eliminate GE ingredients. The cost of labeling and/or phasing out the use of GE ingredients may not be commensurate with the benefits to shareholders and is an issue better left to regulators.
Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would result in excessive costs for the company.
Vote CASE-BY-CASE on resolutions requesting that companies report on safety and/or security risks associated with their operations and/or facilities, considering:
•	The company’s compliance with applicable regulations and guidelines;

•	The company’s current level of disclosure regarding its security and safety policies, procedures, and compliance monitoring; and,

•	The existence of recent, significant violations, fines, or controversy regarding the safety and security of the company’s operations and/or facilities.
Neuberger Berman Fixed Income LLC
Due to the nature of securities traded for Because Neuberger Berman Fixed Income LLC, (“NBFI”) primarily trades fixed income securities for its clients, which securities generally do not have proxy voting rights, proxy voting on behalf of NBFI clients will be a limited process. When such a situation occurs. In the event that proxy voting does attach to securities held by NBFI clients, the following policies and procedures will be followed:
Proxy Voting Policies
Neuberger Berman Fixed Income LLC (NBFI) Policy
Where an investment adviser has the authority to vote proxies for shares held in a client’s account, it has a fiduciary duty to vote proxies in the best interests of its clients. NBFI is aware and compliant with SEC Rule 206(4)-6 of the Investment Advisers Act of 1940 (the “Advisers Act”) regarding proxy voting and disclosure and Rule 204-2 of the Advisers Act pertaining to retaining certain books and records. ThereforeIf NBFI is given authority by a client to vote proxies, NBFI shall vote proxies prudently and in the best interests of its clients. With respect to corporate governance proposals, NBFI shall vote in a manner that promotes clear responsibility of management and boards to the long run interests of shareholders. NBFI shall be diligent, independent and consider the best interest of our clients in arriving at proxy voting decisions.
Upon a client’s request, NBFI will disclose this proxy voting policy and procedures and how the such client’s proxies were voted. Clients can send their requests via e-mail to opstrade@nb.com.
Proxy Voting Because Neuberger Berman Fixed Income LLC (“NBFI”) primarily trades fixed income securities for its clients, which securities generally do not have proxy voting rights, proxy voting on behalf of NBFI clients will be limited. In the event that proxy voting does attach to securities held by NBFI clients, the following policies and procedures will be followed:
Policy
Where an investment adviser has the authority to vote proxies for shares held in a client’s account, it has a fiduciary duty to vote proxies in the best interests of its clients. NBFI is aware and compliant with Rule 206(4)-6 of the Investment Advisers Act of 1940 (the “Advisers Act”) regarding proxy voting and disclosure and Rule 204-2 of the Advisers Act pertaining to retaining certain books and records. If NBFI is given authority by a client to vote proxies, NBFI shall vote proxies prudently and in the best interests of its clients. With respect to corporate governance proposals, NBFI shall vote in a manner that promotes clear responsibility of management and boards to the long run interests of shareholders.
Upon a client’s request, NBFI will disclose this proxy voting policy and procedures and how such client’s proxies were voted. Clients can send their requests via e-mail to opstrade@nb.com.
Procedures
Ann Benjamin (, Managing Director) of NBFI, Andy Johnson (, Director and Managing Director) of NBFI, or their respective designees, are responsible for NBFI’s proxy votes and guidelines. The Security Control unit within the Operations Department has administrative responsibility.
Guidelines have been established to apply to the most frequently appearing proxy proposals. Proxy proposals for shares in closed-end funds are excepted from the guidelines, and voting decisions relating to such proposals will be determined on a case-by-case basis. Where specific guidelines don’t apply, the general principles of the this Proxy Voting Policies Policy are used. Specific fact situations might warrant departure from the guidelines. Proxies are voted after review of relevant materials (annual report, SEC filings -10K such as Form 10Ks, and votes registered from the prior year) in accordance with these guidelines. The voting rights of securities that are on loan are determined at the time of the signing of the loan agreement between our clients and their NBFI’s client and its custodian banks; usually the ; generally NBFI is not provided the right to vote proxies of securities on loan do not allow NBFI the voting rights.
Administratively, NBFI utilizes paper ballots. Paper ballots are received via the United States Postal System and holdings for all clients as of record date are obtained from the accounting system (Portia). The ballots’ shares and NBFI’s records of clients’ holdings are verified. If there are discrepancies between the ballot shares and NBFI’s holdings records, the custodian is contacted for resolution. Proxies are voted by choosing the appropriate vote selection and the signing of the paper ballots. The signed proxies are mailed in the provided pre-addressed envelope.
In rare instances where ballot shares have not been received from all custodians within two weeks of the meeting date, NBFI contacts the custodian. The custodian will follow up with a faxed copy of the paper ballot. If a copy of the ballot is faxed, NBFI returns (via fax or by mail) the proxy with voting instructions to the custodian.
After all proxies are voted, the Operations Department of NBFI keeps a copy of the signed ballot as record of the security, meeting date, proposals, and how we NBFI voted for each client. Records are maintained in the Operations Department of NBFI office for five years; after that time the records can be moved to an off-site facility.
The guidelines are designed to eliminate the influence of any conflicts of interest on NBFI’s proxy voting decisions. Although NBFI does not foresee any material conflicts of interest arising, in the event a material conflict of interest does arise, the facts and circumstances of the conflict would be discussed with Lori Loftus, the Chief Compliance Officer, prior to voting. Lori Loftus, Ann Benjamin and/or Andy Johnson will decide if the conflict can be resolved or avoided by applying the guidelines. If the conflict cannot be resolved or avoided by applying the guidelines, NBFI may rely on the advice of an independent third party to determine how to vote the proxy.
For NBFI clients who participate in separately managed account/wrap fee investment advisory programs (“wrap programs”), NBFI has delegated proxy voting to the Neuberger Berman LLC Proxy Committee (the “Neuberger Proxy Committee”). Neuberger’s Proxy Committee is responsible for developing, authorizing, implementing and updating written proxy voting policies and procedures (the “NB Proxy Voting Policy”) for Neuberger Berman LLC clients as well as NBFI clients in wrap programs. The Neuberger Proxy Committee oversees the proxy voting process and engages and oversees any independent third-party vendors as voting delegate to review, monitor and/or vote proxies. In order to apply the NB Proxy Voting Policy in a timely and consistent manner, the Committee utilizes Glass Lewis & Co. (“Glass Lewis”) to vote proxies in accordance with the NB Proxy Voting Policy. NBFI retains fiduciary responsibility for proxy voting for the wrap programs.

Neuberger Berman Management LLC
Neuberger Berman has implemented written Proxy Voting Policies and Procedures (Proxy Voting Policy) that are designed to reasonably ensure that Neuberger Berman votes proxies prudently and in the best interest of its advisory clients for whom Neuberger Berman has voting authority. The Proxy Voting Policy also describes how Neuberger Berman addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.
Neuberger Berman’s Proxy Committee is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process, and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, Neuberger Berman utilizes Glass, Lewis & Co. LLC (Glass Lewis) to vote proxies in accordance with Neuberger Berman’s voting guidelines.
For socially responsive clients, Neuberger Berman has adopted socially responsive voting guidelines. For non-socially responsive clients, Neuberger Berman’s guidelines adopt the voting recommendations of Glass Lewis. Neuberger Berman retains final authority and fiduciary responsibility for proxy voting. Neuberger Berman believes that this process is reasonably designed to address material conflicts of interest that may arise between Neuberger Berman and a client as to how proxies are voted.
In the event that an investment professional at Neuberger Berman believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with Neuberger Berman’s proxy voting guidelines or in a manner inconsistent with Glass Lewis recommendations, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between Neuberger Berman and the client with respect to the voting of the proxy in that manner.
If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional presents a material conflict of interest between Neuberger Berman and the client or clients with respect to the voting of the proxy, the proxy Committee shall: (i) take no further action, in which case Glass Lewis shall vote such proxy in accordance with the proxy voting guidelines or as Glass Lewis recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.
OppenheimerFunds, Inc.
     ■ Portfolio Proxy Voting. OFI has adopted Portfolio Proxy Voting Policies and Procedures, which include Proxy Voting Guidelines, under which OFI votes proxies relating to securities (“portfolio proxies”) held by the Fund. OFI’s primary consideration in voting portfolio proxies is the financial interests of the Fund and its shareholders. OFI has retained an unaffiliated third-party as its agent to vote portfolio proxies in accordance with OFI’s Portfolio Proxy Voting Guidelines and to maintain records of such portfolio proxy voting. The Portfolio Proxy Voting Policies and Procedures include provisions to address conflicts of interest that may arise between the Fund and OFI or OFI’s affiliates or business relationships. Such a conflict of interest may arise, for example, where OFI or an affiliate of OFI manages or administers the assets of a pension plan or other investment account of the portfolio company soliciting the proxy or seeks to serve in that capacity. OFI and its affiliates generally seek to avoid such conflicts by maintaining separate investment decision making processes to prevent the sharing of business objectives with respect to proposed or actual actions regarding portfolio proxy voting decisions. Additionally, OFI employs the following two procedures: (1) if the proposal that gives rise to the conflict is specifically addressed in the Proxy Voting Guidelines, OFI will vote the portfolio proxy in accordance with the Proxy Voting Guidelines, provided that they do not provide discretion to OFI on how to vote on the matter; and (2) if such proposal is not specifically addressed in the Proxy Voting Guidelines or the Proxy Voting Guidelines provide discretion to OFI on how to vote, OFI will vote in accordance with the third-party proxy voting agent’s general recommended guidelines on the proposal provided that OFI has reasonably determined that there is no conflict of interest on the part of the proxy voting agent. If neither of the previous two procedures provides an appropriate voting recommendation, OFI may retain an independent fiduciary to advise OFI on how to vote the proposal or may abstain from voting. The Proxy Voting Guidelines’ provisions with respect to certain routine and non-routine proxy proposals are summarized below:
•	OFI generally votes with the recommendation of the issuer’s management on routine matters, including ratification of the independent registered public accounting firm, unless circumstances indicate otherwise.

•	OFI evaluates nominees for director nominated by management on a case-by-case basis, examining the following factors, among others: Composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance and the nominee’s investment in the company.

•	In general, OFI opposes anti-takeover proposals and supports the elimination, or the ability of shareholders to vote on the preservation or elimination, of anti-takeover proposals, absent unusual circumstances.

•	OFI supports shareholder proposals to reduce a super-majority vote requirement, and opposes management proposals to add a super-majority vote requirement.

•	OFI opposes proposals to classify the board of directors.

•	OFI supports proposals to eliminate cumulative voting.

•	OFI opposes re-pricing of stock options without shareholder approval.

•	OFI generally considers executive compensation questions such as stock option plans and bonus plans to be ordinary business activity. OFI analyzes stock option plans, paying particular attention to their dilutive effect. While OFI generally supports management proposals, OFI opposes plans it considers to be excessive.
Putnam Investment Management, LLC
Introduction and Summary
Many of Putnam’s investment management clients have delegated to Putnam the authority to vote proxies for shares in the client accounts Putnam manages. Putnam believes that the voting of proxies can be an important tool for institutional investors to promote best practices in corporate governance and votes all proxies in the best interests of its clients as investors. In Putnam’s view, strong corporate governance policies, most notably oversight by an independent board of qualified directors, best serve investors’ interests. Putnam will vote proxies and maintain records of voting of shares for which Putnam has proxy voting authority in accordance with its fiduciary obligations and applicable law.
In order to implement these objectives Putnam has adopted a set of procedures and guidelines which are summarized below. The guidelines and procedures cover all accounts for which Putnam has proxy voting authority except the Putnam Funds which maintain their own separate proxy procedures and guidelines.
Procedures
Putnam has a Proxy Committee composed of senior investment professionals. The Proxy Committee is responsible for setting general policy as to proxy voting. The Committee reviews procedures and the guidelines annually, approves any amendments considered to be advisable and considers special proxy issues as they may from time to time arise.
The proxy guidelines and procedures are administered through a proxy-voting manager in Putnam’s Legal and Compliance Department. Under the supervision of senior members of the Legal and Compliance Department the proxy manager coordinates the Proxy Committee’s review of any new or unusual proxy issues, manages the process of referring issues to portfolio managers for voting instructions, oversees the work of any third party vendor hired to process proxy votes, coordinates responses to investment professionals’ questions on proxy issues and proxy policies, maintains required records of proxy votes on behalf of the appropriate Putnam client accounts, prepares and distributes reports required by Putnam clients. Putnam has engaged a third party service, Glass Lewis & Co. (“Glass Lewis”),, to process proxy votes for its client accounts. Although Glass Lewis may supply proxy related research to Putnam, Glass Lewis does not make any decisions on how to vote client proxies.
Proxy Voting Guidelines
Putnam maintains written voting guidelines (“Guidelines”) setting forth voting positions determined by the Proxy Committee on those issues believed most likely to arise day to day. The Guidelines may call for votes to be cast normally in favor of or opposed to a matter or may deem the matter an item to be referred to investment professionals on a case by case basis. A summary of the Guidelines is set forth below.
Putnam will normally vote all proxies in accordance with the Guidelines except in limited circumstances, e.g., when client securities are on loan under a securities lending arrangement. However if the portfolio managers of client accounts holding the stock of a company with a proxy vote believe that following the Guidelines in any specific case would not be in clients’ best interests, they may request the Proxy Manager not to follow the guidelines in such case. The request must be in writing and include an explanation of the rationale for doing so. The Proxy Manager will review any such request with a senior member of the Legal and Compliance Department prior to implementing the request.
Certain clients wish to have Putnam vote proxies under proxy guidelines which vary from the Guidelines. There may be legal limits on a client’s ability to direct Putnam as to proxy voting and as to Putnam’s ability to follow such instructions. Putnam may accept instructions to vote proxies under client specific guidelines subject to review and acceptance by the portfolio management team involved and the Legal and Compliance Department.
Conflicts of Interest
A potential conflict of interest may arise when voting proxies of an issuer which has a significant business relationship with Putnam. Putnam’s policy is to vote proxies based solely on the investment merits of the proposal. In order to guard against conflicts Putnam has adopted a number of procedures designed to ensure that the proxy voting process is insulated from these conflicts. For example, the Proxy Committee is composed solely of professionals in Putnam’s Investment Division while proxy administration is in the Legal and Compliance Department. Neither the Investment Division nor the Legal and Compliance Department report to Putnam’s marketing businesses. In addition, there are limits on the ability of non-investment professionals to contact portfolio managers voting proxies. Investment professionals responding to referral requests must disclose any contacts with third parties other than normal contact with proxy solicitation firms. Putnam’s Proxy Voting Guidelines may only be overridden with the written recommendation of the Investment Division and concurrence of the Legal and Compliance Department.
Summary of Proxy Voting Guidelines
The proxy voting guidelines below summarize Putnam’s positions on various issues of concern to investors and indicate how client portfolio securities will be voted on proposals dealing with a particular issue. The summary is qualified by reference to the actual procedures and Guidelines which are available from Putnam as noted below.
Putnam’s proxy guidelines focus on board governance issues. Normally, if a board meets current best practices such as the maintenance of a majority of independent directors and the independence of certain key committees such as audit, compensation and nomination, Putnam will support the board’s proposals. Boards which do not meet these standards will have their proposals subjected to higher scrutiny. There are a number of exceptions to this approach. With respect to certain major business transactions such as mergers, proposals will be reviewed on a case by case basis. In a number of areas, such as the introduction of anti-takeover devices, the Guidelines will normally provide for voting against the introduction of anti-takeover devices whether or not supported by an independent board. The central provisions of the Guidelines are set forth below:

Board of Directors
Proxies will normally be voted for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors (provided that such nominees and other matters have been approved by an independent nominating committee), except that Putnam will withhold votes for the entire board of directors if

•	The board does not have a majority of independent directors; or

•	The board does not have nominating, audit and compensation committees composed solely of independent directors.

Putnam will withhold votes from incumbent nominees to the board if

•	The board has not acted to implement a policy requested in a shareholder proposal that received the support of a majority of the shares of the votes actually cast on the matter at its previous two annual meetings, or

•	The board adopted or renewed a shareholder rights plan (commonly referred to as a “poison pill”) without shareholder approval during the current or prior calendar year.

If the board does not meet these standards Putnam may refer items that would normally be supported for case-by-case review. Putnam may withhold votes for directors under other circumstances such as when a director who is considered an independent director by the company receives compensation from the company other than for service as a director (e.g., investment banking, consulting, legal or financial advisory fees) or when a director attends less than 75% of board and committee meetings without valid reasons for the absences (i.e., illness, personal emergency, etc.). In addition, Putnam will withhold votes (1) for any nominee for director of a public company (Company A) who is employed as a senior executive of another public company (Company B) if a director of Company B serves as a senior executive of Company A (these arrangements are commonly referred to as “interlocking directorates”), and (2) for any nominee who is actively employed and serves on more than five (5) unaffiliated public company boards (boards of affiliated registered investment companies are counted as one board). Putnam will withhold votes for the entire board of directors if the board has more than nineteen members or fewer than five members, absent special circumstances.
Board independence depends not only on its members’ individual relationships, but also the board’s overall attitude toward management. Putnam believes that independent boards generally are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value. Putnam may withhold votes on a case-by-case basis from some or all directors that, through their lack of independence, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interest of shareholders.
Executive Compensation
Putnam will normally vote on a case by case basis on proposals relating to executive compensation. However where the board of directors meets appropriate independence standards, Putnam will vote for stock option and restricted stock plans that will result in an average annual dilution of 1.67% or less (based on the disclosed term of the plan and including all equity-based plans). Putnam will vote against stock option and restricted stock plans that will result in an average annual dilution of greater than 1.67% (based on the disclosed term of the plan and including all equity plans). Putnam will vote against any stock option or restricted stock plan where the company’s actual grants of stock options and restricted stock under all equity-based compensation plans during the prior three (3) fiscal years have resulted in an average annual dilution of greater than 1.67%. However, whatever the composition of the board, Putnam will review proposals to reprice options on a case by case basis if certain criteria are met. Putnam will vote against stock option plans that permit replacing or repricing of underwater options and will vote against stock option plans that permit issuance of options with an exercise price below the stock’s current market price. Putnam may vote against executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, or where a company fails to provide transparent disclosure of executive compensation, or where Putnam would otherwise be withholding votes for the entire board of directors. In voting on proposals relating to executive compensation, Putnam will consider whether the proposal has been approved by an independent compensation committee of the board.
Acquisitions, Mergers and Similar Transactions
Putnam will normally evaluate business transactions such as acquisitions, mergers, reorganizations involving business combinations, liquidations and sale of all or substantially all of a company’s assets, on a case by case basis. Putnam will vote on a case-by-case basis on proposals seeking to change a company’s state of incorporation.
Anti-Takeover Provisions
Putnam will normally vote against proposals to adopt anti-takeover measures such as, supermajority voting provisions, issuance of blank check preferred stock and the creation of a separate class of stock with disparate voting rights, except that Putnam will vote on a case by case basis on proposals to ratify or approve shareholder rights plans (commonly referred to as “poison pills”) and on proposals to adopt fair price provisions. Putnam will normally oppose classified boards except in special circumstances where having such a board would be in shareholders’ best interests.
Shareholder Proposals
As noted above, the focus of Putnam’s proxy voting policies is to encourage and support good corporate governance practices rather than to dictate to boards on specific business management issues. Although many shareholder proposals are intended to foster such practices others are intended more to further a larger political or social aim rather than to directly serve shareholder interests. Accordingly, Putnam will normally vote in accordance with the recommendation of the company’s board of directors on all shareholder proposals unless the proposal reflects specific policies enumerated in Putnam’s proxy voting guidelines.
Non-US Companies
Putnam recognizes that the laws governing non-US issuers will vary significantly from US law and from jurisdiction to jurisdiction. Accordingly it may not be possible or even advisable to apply the Guidelines mechanically to non-US issuers. However, Putnam believes that shareholders of all companies are protected by the existence of a sound corporate governance and disclosure framework. Accordingly, Putnam will seek to vote proxies of non-US issuers in accordance with the Guidelines where applicable.
Many non-US jurisdictions impose material burdens on voting proxies. For example certain jurisdictions require that shares must be frozen for certain periods of time to vote via proxy (‘share blocking’) or that shares must be reregistered out of the name of the local custodian or nominee into the name of the client for the meeting and then reregistered back.
Putnam’s policy is to weigh the benefits to clients from voting in these jurisdictions against the detriments of doing so. For example, in a share blocking jurisdiction, it will normally not be in a client’s interest to freeze shares simply to participate in a non-contested routine meeting. More specifically, Putnam will normally not vote shares in non-US jurisdictions imposing burdensome proxy voting requirements except in significant votes (such as contested elections and major corporate transactions) where directed by portfolio managers. Putnam maintains additional policies for specific non-U.S. markets such as Japan, Korea, Hong Kong, the U.K. and Canada.
RiverSource Investments, LLC
INFORMATION REGARDING PROXY VOTING POLICIES AND PROCEDURES

Our proxy voting policies and procedures are designed to satisfy our fiduciary obligation with respect to proxy voting in situations where we have been vested with proxy voting authority. In voting proxies on behalf of our advisory clients, we apply the following general principles in an effort to satisfy this fiduciary obligation:
•	Maximizing shareholder value;

•	considering all relevant factors; and

•	voting without undue influence from individuals or groups.
We have adopted proxy voting guidelines covering certain types of proposals. These guidelines indicate whether we vote for, against or abstain from a particular proposal, or whether the matter should be considered on a case-by-case basis. When vested with proxy voting authority and in the absence of specific client guidelines, we will generally vote in the same manner as proxies being voted for clients of by our affiliates on behalf of their own clients who have adopted the same voting guidelines. However, recognizing that we and our affiliates each have an independent fiduciary obligation with respect to the voting of proxies, the proxy voting policies fully preserve our ability, and the ability of each affiliate, to vote in a manner contrary to other affiliates.
Examples of the approach taken in RiverSource Investments’ proxy voting guidelines with respect to certain types of proposals include:
Corporate governance matters — RiverSource Investments supports proxy proposals that we believe are tied to the interests of shareholders and votes against proxy proposals that appear to entrench management. For example, we support the annual election of all directors and proposals to eliminate classes of directors. In a routine election of directors, we will generally vote with management’s recommendations because we believe that management is in the best position to know what qualifications are required of directors to form an effective board. However, we will generally vote against a nominee who has been assigned to the audit, compensation, or nominating or governance committee if the nominee is not independent of management based on established criteria.
Stock option plans and other management compensation issues — RiverSource Investments expects company management to give thoughtful consideration to providing competitive long-term employee incentives directly tied to the interest of shareholders. We believe that equity compensation awards can be a useful tool, when not abused, for retaining and motivating employees to engage in conduct that will improve the performance of the company. In this regard, we generally favor minimum holding periods of stock obtained by senior management pursuant to an options plan and will vote against compensation plans for executives that we deem excessive.
In exercising our proxy voting responsibilities, we may consider the recommendations of a third party research provider and may rely upon the recommendations of this research provider in situations where it is possible to establish voting criteria that are consistent with the intent of our voting guidelines. A complete copy of our discretionary proxy voting guidelines is available upon request.
Where RiverSource Investments is vested with proxy voting authority, it is our policy to vote all proxies on behalf of the client. Because of the volume and complexity of the proxy voting process, including inherent inefficiencies in the process that are outside our control, (e.g., delays or incomplete information from intermediaries such as custodians, proxy agents or parties involved in wrap-fee programs), not all proxies may be voted. In addition voting proxies for companies not domiciled in the United States may involve greater effort and cost due to the variety of regulatory schemes and corporate practices. Certain non-U.S. countries require securities to be blocked prior to a vote, which means that the securities to be voted may not be traded within a specified number of days before the shareholder meeting. We typically will not vote securities in non-U.S. countries that require securities to be blocked as the need for liquidity of the securities in the funds will typically outweigh the benefit of voting. There may be additional costs associated with voting in non-U.S. countries such that we may determine that the cost of voting outweighs the potential benefit.

The administration of our proxy voting process is handled by a central point of administration at RiverSource Investments (the “Proxy Administrator”) servicing us and our affiliates that have adopted the same proxy voting guidelines. Among other duties, the Proxy Administrator coordinates with our third party proxy voting and research providers. The Proxy Administrator also identifies situations where the guidelines do not clearly require that we vote in a particular manner and assists in researching and making voting recommendations. Our investment personnel may also make recommendations about voting on a proposal, which may include a recommendation to vote in a manner contrary to our guidelines. In addition, while we and each of our affiliates ultimately decides how each proxy will be voted, a Proxy Voting Committee reviews policies and procedures and helps ensure quality and objectivity in connection with our proxy voting procedures. The Committee serves a general oversight function designed to ensure that each affiliate’s interests are represented with respect to proxy voting procedures.
In voting proxies on behalf of clients, we seek to carry out our responsibilities without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote. To identify and address potential conflicts of interest, the Proxy Administrator identifies those instances in which we or one of our affiliates intends to vote in a manner inconsistent with the guidelines or when a proxy proposal is not covered by the guidelines. In these cases, certain conflict of interest reviews are conducted. If a conflict is identified, the Proxy Administrator will coordinate facilitation of a resolution that is consistent with our fiduciary obligations. With respect to Ameriprise Financial, Inc. proxies, we vote in accordance with the recommendation of an independent third party.
Some of our clients may participate in securities lending programs. In these situations, where we are responsible for voting a client’s proxies, we will work with the client to determine whether there will be situations where securities loaned out under these lending arrangements will be recalled for the purpose of exercising voting rights. Securities loaned out under these lending arrangements are typically not recalled because the costs and lost revenue to the client combined with the administrative effects of recalling the securities typically outweigh the benefit of voting the proxy. However, certain clients may decide to establish certain predefined criteria that will trigger a recall for voting purposes (e.g,. if the client holds a specific percentage of the issuer’s outstanding shares). Under these circumstances, while we will work with the client to exercise voting rights, at times it may be difficult to get securities back on an immediate or timely basis (e.g., there may be a lack of an active market for the securities causing a delay in the borrower’s ability to acquire the security for return). Therefore, even when “best efforts” are used to recall securities, loaned securities may not be obtained in time to exercise voting rights.
On an annual basis, or more frequently as determined necessary, we review our existing voting guidelines or add new guidelines. In connection with this review, we consider, among other things, industry trends and the frequency that similar proposals appear on company ballots.
The proxy voting structure adopted by us and our affiliates is designed to ensure that each affiliate is satisfying its fiduciary and other regulatory obligations that govern the voting of proxies while allowing each affiliate to vote proxies based on what it believes is prudent and will maximize long-term shareholder value.
We maintain proxy voting records and related records designed to meet our obligations under applicable law. Where permitted by and in accordance with applicable law, we may rely on third parties to make and retain, on our behalf, a copy of the relevant records.
Templeton Investment Counsel, LLC
The board of trustees of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund’s manager, Templeton Investment Counsel, in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the manager.
The manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the manager’s instructions and/or policies.

To assist it in analyzing proxies, the manager subscribes to RiskMetrics Group (RiskMetrics), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. In addition, the manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although RiskMetrics’ and/or Glass Lewis’ analyses are thoroughly reviewed and considered in making a final voting decision, the manager does not consider recommendations from RiskMetrics, Glass Lewis or any other third party to be determinative of the manager’s ultimate decision. The manager votes proxies solely in the interests of the Fund and its shareholders. As a matter of policy, the officers, directors/trustees and employees of the Fund, the manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. Efforts are made to resolve all conflicts in the interests of the manager’s clients. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, broker and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. In situations where a material conflict of interest is identified, the Proxy Group may defer to the voting recommendation of RiskMetrics, Glass Lewis or those of another independent third party provider of proxy services; or send the proxy directly to the Fund with a recommendation regarding the vote for approval. If the conflict is not resolved by the Fund, the Proxy Group may refer the matter, along with the recommended course of action by the manager to an interdepartmental Proxy Review Committee (which may include portfolio managers and/or research analysts employed by the manager), for evaluation and voting instructions. The Proxy Review Committee may defer to the voting recommendation of RiskMetrics, Glass Lewis or those of another independent third party provider of proxy services; or send the proxy directly to the Fund. Where the Proxy Group or the Proxy Review Committee refers a matter to the Fund, it may rely upon the instructions of a representative of the Fund, such as the board of trustees or a committee of the board.
Where a material conflict of interest has been identified, but the items on which the manager’s vote recommendations differ from Glass Lewis, RiskMetrics, or another independent third party provider of proxy services relate specifically to (1) shareholder proposals regarding social or environmental issues or political contributions, (2) “Other Business” without describing the matters that might be considered, or (3) items the manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the manager rather than sending the proxy directly to the Fund for approval.
To avoid certain potential conflicts of interest, the manager will employ echo voting, if possible, in the following instances: (1) when the Fund invests in an underlying fund in reliance on Section 12(d)(1) of the 1940 Act, or pursuant to an SEC exemptive order; (2) when the Fund invests uninvested cash in affiliated money market funds pursuant to an SEC exemptive order (“cash sweep arrangement”); or (3) when required pursuant to the Fund’s governing documents or applicable law. Echo voting means that the investment manager will vote the shares in the same proportion as the vote of all of the other holders of the Fund’s shares.
The recommendation of management on any issue is a factor which the manager considers in determining how proxies should be voted, but is not determinative of the manager’s ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company’s management. Each issue, however, is considered on its own merits, and the manager will not support the position of the company’s management in any situation where it deems that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.
Manager’s proxy voting policies and principles. The manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

Board of directors. The manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The manager may withhold votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company’s corporate governance guidelines or provisions and performance.
Ratification of auditors of portfolio companies. In light of several high profile accounting scandals, the manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, the manager will examine proposals relating to non-audit relationships and non-audit fees. The manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence.
Management and director compensation. A company’s equity-based compensation plan should be in alignment with its shareholders’ long-term interests. The manager believes that executive compensation should be directly linked to the performance of the company. The manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the RiskMetrics quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. The manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.
Severance compensation arrangements will be reviewed on a case-by-case basis, although the manager will generally oppose “golden parachutes” that are considered to be excessive. The manager will normally support proposals that require a percentage of directors’ compensation to be in the form of common stock, as it aligns their interests with those of shareholders. The manager will review on a case-by-case basis any shareholder proposals to adopt policies on expensing stock option plans.
Anti-takeover mechanisms and related issues. The manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. On occasion, the manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders’ interests. The manager generally supports proposals that require shareholder rights’ plans (“poison pills”) to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. The manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.” The manager generally supports “fair price” provisions and confidential voting.
Changes to capital structure. The manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase and proposals seeking preemptive rights. The manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable.
Mergers and corporate restructuring. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether each will be beneficial to shareholders. The manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring and reincorporation proposals are also subject to a thorough examination on a case-by-case basis.

Social and corporate policy issues. The manager will generally give management discretion with regard to social, environmental and ethical issues, although the manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders.
Global corporate governance. Many of the tenets discussed above are applied to proxy voting decisions for international companies. However, the manager must be more flexible in these instances and must be mindful of the varied market practices of each region.
The manager will attempt to process every proxy it receives for all domestic and foreign issuers. However, there may be situations in which the manager cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. If a security is on loan, the manager may determine that it is not in the best interests of the Fund to recall the security for voting purposes. Also, the manager may abstain from voting under certain circumstances or vote against items such as “Other Business” when the manager is not given adequate information from the company.
Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954)527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund’s proxy voting records are available online at franklintempleton.com and posted on the SEC website at www.sec.gov. The proxy voting records are updated each year by August 31 to reflect the most recent 12-month period ended June 30.
Thompson, Siegel & Walmsley LLC
Thompson, Siegel & Walmsley LLC (TS&W) acknowledges it has a fiduciary obligation to its clients that requires it to monitor corporate events and vote client proxies. TS&W has adopted and implemented written policies and procedures reasonably designed to ensure that proxies for domestic and foreign stock holdings are voted in the best interest of our clients on a best efforts basis. TS&W recognizes that it (i) has a fiduciary responsibility under the Employee Retirement Income Securities Act (ERISA) to vote proxies prudently and solely in the best interest of plan participants and beneficiaries (ii) will vote stock proxies in the best interest of the client (non-ERISA) when directed (together, our “clients”). TS&W has developed its policy to be consistent with, wherever possible, enhancing long-term shareholder value and leading corporate governance practices. TS&W has retained the services of RiskMetrics Group (RMG). RMG is a Registered Investment Adviser under the Investment Advisers Act of 1940. As a leading provider of proxy voting and corporate governance services with 20+ years of experience, RMG serves more than 1,700 institutions. RMG’s core business is to analyze proxies and issue informed research and objective vote recommendations for more than 38,000 companies across 115 markets worldwide. RMG provides TS&W proxy proposal research and voting recommendations and votes accounts on TS&W’s behalf under the guidance of RMG’s standard voting guidelines which include:

•	Operational Issues	•	Corporate Responsibility

•	Board of Directors		• Consumer Issues and Public Safety

•	Proxy Contests		• Environment and Energy

•	Anti-takeover Defenses and Voting Related Issues		• General Corporate Issues

•	Mergers and Corporate Restructurings		• Labor Standards and Human Rights

•	State of Incorporation		• Military Business

•	Capital Structure		• Workplace Diversity

•	Executive & Director Compensation	•	Mutual Fund Proxies

• Equity Compensation Plans

• Specific Treatment of Certain Award Types in Equity Plan Evaluations

• Other Compensation Proposals & Policies

• Shareholder Proposals on Compensation

TS&W’s proxy coordinator is responsible for monitoring RMG’s voting procedures on an ongoing basis. TS&W’s general policy regarding the voting of proxies is as follows:
Proxy Voting Guidelines:
Routine and/or non-controversial, general corporate governance issues are normally voted with management; this would include the Approval of Independent Auditors.
Occasionally, RMG may vote against management’s proposal on a particular issue; such issues would generally be those deemed likely to reduce shareholder control over management, entrench management at the expense of shareholders, or in some way diminish shareholders’ present or future value. From time to time TS&W will receive and act upon the client’s specific instructions regarding proxy proposals. TS&W reserves the right to vote against any proposals motivated by political, ethical or social concerns. TS&W and RMG will examine each issue solely from an economic perspective.

•	A complete summary of RMG’s voting guidelines, domestic & foreign, are available at: www.riskmetrics.com/sites/default/files/RMG2009SummaryGuidelinesUnitedStates

Conflicts of Interest

•	Occasions may arise during the voting process in which the best interest of the clients conflicts with TS&W’s interests. Conflicts of interest generally include (i) business relationships where TS&W has a substantial business relationship with, or is actively soliciting business from, a company soliciting proxies (ii) personal or family relationships whereby an employee of TS&W has a family member or other personal relationship that is affiliated with a company soliciting proxies, such as spouse who serves as a director of a public company. A conflict could also exist if a substantial business relationship exists with a proponent or opponent of a particular initiative. If TS&W determines that a material conflict of interest exists, TS&W will instruct RMG to vote using RMG’s standard policy guidelines which are derived independently from TS&W.

Proxy Voting Process:

•	Upon timely receipt of proxy materials, RMG will automatically release vote instructions on client’s behalf as soon as custom research is completed. TS&W retains authority to override the votes (before cut-off date) if they disagree with the vote recommendation.

•	The Proxy Coordinator will monitor the voting process at RMG via Proxy Exchange website (RMG’s online voting and research platform). Records of which accounts are voted, how accounts are voted, and how many shares are voted are kept electronically with RMG.

•	For proxies not received at RMG, TS&W and RMG will make a best efforts attempt to receive ballots from the clients’ custodian.

•	TS&W will be responsible for account maintenance — opening and closing of accounts, transmission of holdings and account environment monitoring.

•	Associate Portfolio Manager (proxy oversight representative) will keep abreast of any critical or exceptional events or events qualifying as a conflict of interest via Proxy Exchange website and via email. TS&W has the ability to override vote instructions and the Associate Portfolio Manager will consult with TS&W’s Investment Policy Committee or product managers in these types of situations.

•	All proxies are voted solely in the best interest of clients.

•	Proactive communication takes place via regular meetings with RMG’s Client Relations Team.

Practical Limitations Relating to Proxy Voting
While TS&W makes a best effort to vote proxies, in certain circumstances it may be impractical or impossible for TS&W to do so. Identifiable circumstances include:

•	Limited Value. TS&W may abstain from voting in those circumstances where it has concluded to do so would have no identifiable economic benefit to the client-shareholder,

•	Unjustifiable Cost. TS&W may abstain from voting when the costs of or disadvantages resulting from voting, in TS&W’s judgment, outweigh the economic benefits of voting.

•	Securities Lending. Certain of TS&W’s clients engage in securities lending programs under which shares of an issuer could be on loan while that issuer is conducting a proxy solicitation. As part of the securities lending program, if the securities are on loan at the record date, the client lending the security cannot vote that proxy. Because TS&W generally is not aware of when a security may be on loan, it does not have an opportunity to recall the security prior to the record date. Therefore, in most cases, those shares will not be voted and TS&W may not be able fully to reconcile the securities held at record date with the securities actually voted.

•	Failure to Receive Proxy Statements. TS&W may not be able to vote proxies in connection with certain holdings, most frequently for foreign securities, if it does not receive the account’s proxy statement in time to vote the proxy.

Proxy Voting Records & Reports

•	The proxy information is maintained by RMG. on TS&W’s behalf and includes the following: (i) name of the issuer, (ii) the exchange ticker symbol, (iii) the CUSIP number, (iv) the shareholder meeting date, (v) a brief description of the matter brought to vote; (vi) whether the proposal was submitted by management or a shareholder, (vii) how the proxy was voted (for, against, abstained), (viii) whether the proxy was voted for or against management, and (ix) documentation materials to make the decision. TS&W’s Proxy Coordinator coordinates retrieval and report production as required or requested.

•	Clients will be notified annually of their ability to request a copy of our proxy policies and procedures. A copy of how TS&W voted on securities held is available free of charge upon request from our clients or by calling us toll free at (800) 697-1056.

Waddell & Reed Investment Management Company
          The Funds have delegated all proxy voting responsibilities to their investment manager. WRIMCO has established guidelines that reflect what it believes are desirable principles of corporate governance.
          Listed below are several reoccurring issues and WRIMCO’s corresponding positions.
Board of Directors Issues:
          WRIMCO generally supports proposals requiring that a majority of the Board consist of outside, or independent, directors.
          WRIMCO generally votes against proposals to limit or eliminate liability for monetary damages for violating the duty of care.
          WRIMCO generally votes against indemnification proposals that would expand coverage to more serious acts such as negligence, willful or intentional misconduct, derivation of improper personal benefit, absence of good faith, reckless disregard for duty, and unexcused pattern of inattention. The success of a corporation in attracting and retaining qualified directors and officers, in the best interest of shareholders, is partially dependent on its ability to provide some satisfactory level of protection from personal financial risk. WRIMCO will support such protection so long as it does not exceed reasonable standards.
          WRIMCO generally votes against proposals requiring the provision for cumulative voting in the election of directors as cumulative voting may allow a minority group of shareholders to cause the election of one or more directors.
Corporate Governance Issues:
          WRIMCO generally supports proposals to ratify the appointment of independent accountants/auditors unless reasons exist which cause it to vote against the appointment.
          WRIMCO generally votes against proposals to restrict or prohibit the right of shareholders to call special meetings.
          WRIMCO generally votes against proposals which include a provision to require a supermajority vote to amend any charter or bylaw provision, or to approve mergers or other significant business combinations.
          WRIMCO generally votes for proposals to authorize an increase in the number of authorized shares of common stock.
          WRIMCO generally votes against proposals for the adoption of a Shareholder Rights Plan (sometimes referred to as “Purchase Rights Plan”). It believes that anti-takeover proposals are generally not in the best interest of shareholders. Such a Plan gives the Board virtual veto power over acquisition offers which may well offer material benefits to shareholders.
Executive/Employee Issues:
          WRIMCO will generally vote for proposals to establish an Employee Stock Ownership Plan (ESOP) as long as the size of the ESOP is reasonably limited.
Political Activity:
          WRIMCO will generally vote against proposals relating to corporate political activity or contributions, or to require the publication of reports on political activity or contributions made by political action committees (PACs) sponsored or supported by the corporation. PAC contributions are generally made with funds contributed voluntarily by employees, and provide positive individual participation in the political process of a democratic society. In addition, Federal and most state laws require full disclosure of political contributions made by PACs. This is public information and available to all interested parties.
Conflicts of Interest Between WRIMCO and the Funds:
          WRIMCO will use the following three-step process to address conflicts of interest: (1) WRIMCO will attempt to identify any potential conflicts of interest; (2) WRIMCO will then determine if the conflict as identified is material; and (3) WRIMCO will follow the procedures established below to ensure that its proxy voting decisions are based on the best interests of the Funds and are not the product of a material conflict.
          I. Identifying Conflicts of Interest: WRIMCO will evaluate the nature of its relationships to assess which, if any, might place its interests, as well as those of its affiliates, in conflict with those of the Fund’s shareholders on a proxy voting matter. WRIMCO will review any potential conflicts that involve the following four general categories to determine if there is a conflict and if so, if the conflict is material:
•	Business Relationships — WRIMCO will review any situation for a material conflict where WRIMCO manages money for a company or an employee group, manages pension assets, administers employee benefit plans, leases office space from a company, or provides brokerage, underwriting, insurance, banking or consulting services to a company or if it is determined that WRIMCO (or an affiliate) otherwise has a similar significant relationship with a third party such that the third party might have an incentive to encourage WRIMCO to vote in favor of management.
•	Personal Relationships — WRIMCO will review any situation where it (or an affiliate) has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships to determine if a material conflict exists.

•	Familial Relationships — WRIMCO will review any situation where it (or an affiliate) has a known familial relationship relating to a company (e.g., a spouse or other relative who serves as a director of a public company or is employed by the company) to determine if a material conflict exists.
          WRIMCO will designate an individual or committee to review and identify proxies for potential conflicts of interest on an ongoing basis.
          II. “Material Conflicts”: WRIMCO will review each relationship identified as having a potential conflict based on the individual facts and circumstances. For purposes of this review, WRIMCO will attempt to detect those relationships deemed material based on the reasonable likelihood that they would be viewed as important by the average shareholder.
          In considering the materiality of a conflict, WRIMCO will take a two-step approach:
•	Financial Materiality — A relationship will be considered presumptively non-material unless the relationship represents 5% or more of WRIMCO’s annual revenue. If the relationship involves an affiliate, the “material” benchmark will be 15% or more of WRIMCO’s annual revenue.

•	Non-Financial Materiality — WRIMCO will review all known relationships of portfolio managers and senior management for improper influence.
          III. Procedures to Address Material Conflicts: WRIMCO will use the following techniques to vote proxies that have been determined to present a “Material Conflict.”
•	Use a Proxy Voting Service for Specific Proposals — As a primary means of voting material conflicts, WRIMCO will vote per the recommendation of an independent proxy voting service (Institutional Shareholder Services (ISS) or another independent third party if a recommendation from ISS is unavailable).

•	Client directed — If the Material Conflict arises from WRIMCO’s management of a third party account and the client provides voting instructions on a particular vote, WRIMCO will vote according to the directions provided by the client.

•	Use a Predetermined Voting Policy — If no directives are provided by either ISS or the client, WRIMCO may vote material conflicts pursuant to the pre-determined Proxy Voting Policies, established herein, should such subject matter fall sufficiently within the identified subject matter. If the issue involves a material conflict and WRIMCO chooses to use a predetermined voting policy, WRIMCO will not be permitted to vary from the established voting policies established herein.

•	Seek Board Guidance — If the Material Conflict does not fall within one of the situations referenced above, WRIMCO may seek guidance from the Funds’ Board of Directors on matters involving a conflict. Under this method, WRIMCO will disclose the nature of the conflict to the Fund Board and obtain the Board’s consent or direction to vote the proxies. WRIMCO may use the Board guidance to vote proxies for its non-mutual fund clients.
Wellington Management Company, LLP
          The Funds for which Wellington Management Company LLP (“Wellington Management”) serves as sub adviser have granted to Wellington Management the authority to vote proxies on their behalf with respect to the assets managed by Wellington Management. Wellington Management votes proxies in what it believes are the best economic interests of its clients and in accordance with its Global Proxy Policies and Procedures. Wellington Management’s Corporate Governance Committee is responsible for the review and oversight of the firm’s Global Proxy Policies and Procedures. The

Corporate Governance Group within Wellington Management’s Corporate Operations Department is responsible for the day-to-day administration of the proxy voting process. Although Wellington Management may utilize the services of various external resources in analyzing proxy issues and has established its own Global Proxy Voting Guidelines setting forth general guidelines for voting proxies, Wellington Management personnel analyze all proxies and vote proxies based on their assessment of the merits of each proposal. Each Fund’s portfolio manager has the authority to determine the final vote for securities held in the Fund, unless the portfolio manager is determined to have a material conflict of interest related to that proxy vote.
          Wellington Management maintains procedures designed to identify and address material conflicts of interest in voting proxies. Its Corporate Governance Committee sets standards for identifying materials conflicts based on client, vendor and lender relationships. Proxy votes for which Wellington Management identifies a material conflict are reviewed by designated members of its Corporate Governance Committee or by the entire committee in some cases to resolve the conflict and direct the vote.
          Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of a Fund due to securities lending, share blocking and re-registration requirements, lack of adequate information, untimely receipt of proxy materials, immaterial impact of the vote, and/or excessive costs.
Wells Capital Management, Inc.
Pursuant to Rule 206(4)-6 under the Advisers Act, WellsCap has adopted Proxy Voting Policies and Procedures that it believes are reasonably designed to ensure that proxies are voted in the best interest of shareholders. WellsCap exercises its voting responsibility, as a fiduciary, with the goal of maximizing value to shareholders consistent with the governing laws and investment policies of each portfolio. While securities are not purchased to exercise control or to seek to effect corporate change through share ownership, WellsCap supports sound corporate governance practices within companies in which they invest.
WellsCap utilizes an independent third-party (“Third-Party”), currently RiskMetrics Group (formerly called Institutional Shareholders Services), for voting proxies and proxy voting analysis and research. WellsCap has adopted as its proxy voting guidelines the standard platform developed by RiskMetrics The Third-Party votes proxies in accordance with RiskMetrics’ published Proxy Guidelines. In addition, clients may elect to have WellsCap vote proxies in accordance with guidelines established pursuant to platforms, e.g., Taft-Hartley, to meet their specific business requirements.
To fulfill its fiduciary duties with respect to proxy voting, WellsCap has designated an officer to administer and oversee the proxy voting process and to monitor the Third-Party to ensure its compliance with the Proxy Guidelines.
WellsCap believes that, in most instances, material conflicts of interest can be minimized through a strict and objective application by the Third-Party of the Proxy Guidelines. In cases where WellsCap is aware of a material conflict of interest regarding a matter that would otherwise require its vote, it will defer to the Third-Party as to how to vote on such matter in accordance with the voting RiskMetrics’ guidelines of the Third-Party. In addition, WellsCap will seek to avoid any undue influence as a result of any material conflict of interest that may exist between the interests of a client and WellsCap or any of its affiliates. To this end, for any Wells Fargo proxy, shares will be voted as directed by an independent fiduciary engaged by Wells Fargo and Company.

APPENDIX C — PORTFOLIO MANAGERS
Information as of December 31, 2009
INVESTMENTS IN EACH FUND

Dollar Range of Investments in
Name of Portfolio Manager	Fund Name	Each Fund[1]
Aberdeen Asset Management Inc.
Paul Atkinson	NVIT Nationwide Fund	None
Chris Baggini	NVIT Growth Fund	None
Douglas Burtnick	NVIT Growth Fund	None
Joseph A. Cerniglia	NVIT Nationwide Fund	None
Jarett Fisher	NVIT Nationwide Fund	None
Jason Kotik	NVIT Multi-Manager Small Company Fund	None
	NVIT Multi-Manager Small Cap Value Fund	None
Michael Manzo	NVIT Multi-Manager Small Cap Value Fund	None
	NVIT Multi-Manager Small Company Fund	None
Francis Radano, III	NVIT Nationwide Fund	None
AllianceBernstein L.P.
Henry S. D’Auria	NVIT Multi-Manager International Value Fund	None
Paul J. DeNoon	AllianceBernstein NVIT Global Fixed Income Fund	None
Scott DiMaggio	AllianceBernstein NVIT Global Fixed Income Fund	None
Sharon E. Fay	NVIT Multi-Manager International Value Fund	None
Eric Franco	NVIT Multi-Manager International Value Fund	None
Arif Husain	AllianceBernstein NVIT Global Fixed Income Fund	None
Joseph G. Paul	NVIT Multi-Manager International Value Fund	None
Douglas J. Peebles	AllianceBernstein NVIT Global Fixed Income Fund	None
Matthew Sheridan	AllianceBernstein NVIT Global Fixed Income Fund	None
Kevin F. Simms	NVIT Multi-Manager International Value Fund	None
American Century Investment Management, Inc.
Phillip N. Davidson	NVIT Multi-Manager Mid Cap Value Fund American Century NVIT Multi Cap Value Fund[2]	None
Brad Eixmann	NVIT Multi-Manager Mid Cap Growth Fund	None

Dollar Range of Investments in
Name of Portfolio Manager	Fund Name	Each Fund[1]
Michael Liss	NVIT Multi-Manager Mid Cap Value Fund American Century NVIT Multi Cap Value Fund[2]	None
Kevin Toney	NVIT Multi-Manager Mid Cap Value Fund American Century NVIT Multi Cap Value Fund[2]	None
Bryan Unterhalter*	NVIT Multi-Manager Mid Cap Growth Fund	None

* Mr. Unterhalter became a portfolio manager on February 16, 2010. Information is provided as of February 19, 2010.

American Century Global Investment Management, Inc.
Brian Brady	NVIT Multi-Manager International Growth Fund	None
Mark S. Kopinski	NVIT Multi-Manager International Growth Fund	None
Baring International Investment Limited
James Syme*	NVIT Developing Markets Fund NVIT Emerging Markets Fund	None
Paul Wimborne*	NVIT Developing Markets Fund NVIT Emerging Markets Fund	None

* Information is provided as of March 31, 2010.

BlackRock Investment Management, LLC
Scott Amero	NVIT Bond Index Fund	None
Curtis Arledge	NVIT Bond Index Fund	None
Edward Corallo	Nationwide International Index Fund	None
Nationwide Mid Cap Market Index Fund
Nationwide S&P 500 Index Fund
Nationwide Small Cap Index Fund
Debra Jelilian	NVIT International Index Fund	None
NVIT Mid Cap Index Fund
NVIT S&P 500 Index Fund
NVIT Small Cap Index Fund
Matthew Marra	NVIT Bond Index Fund	None
Deutsche Asset Management
Robert Wang	NVIT Multi-Manager Large Cap Value Fund	None
James Francis	NVIT Multi-Manager Large Cap Value Fund	None
Epoch Investment Partners, Inc.
David N. Pearl	NVIT Multi-Manager Small Cap Value Fund	None
William W. Priest	NVIT Multi-Manager Small Cap Value Fund	None
Michael A. Welhoelter	NVIT Multi-Manager Small Cap Value Fund	None
Federated Investment Management Company
Mark Durbiano	Federated NVIT High Income Bond Fund	None
Gartmore Global Partners
Michael Gleason	NVIT Multi-Manager Small Company Fund	None
Brian O’Neill	Gartmore NVIT International Equity Fund	None
Neil Rogan	Gartmore NVIT Worldwide Leaders Fund	None

Dollar Range of Investments in
Name of Portfolio Manager	Fund Name	Each Fund[1]
Alexandre Voitenok	NVIT Multi-Manager Small Company Fund	None
Edward Wallace	Gartmore NVIT International Equity Fund	None
Goldman Sachs Management, L.P.[2]
Andrew Alford	NVIT Multi-Manager Large Cap Growth Fund	None
Dolores Bamford	NVIT Multi-Manager Large Cap Value Fund	None
David L. Berdon	NVIT Multi-Manager Large Cap Value Fund	None
Andrew Braun	NVIT Multi-Manager Large Cap Value Fund	None
Scott Carroll	NVIT Multi-Manager Large Cap Value Fund	None
Kent Daniel	NVIT Multi-Manager Large Cap Growth Fund	None
Katinka Domotorffy	NVIT Multi-Manager Large Cap Growth Fund	None
Sean Gallagher	NVIT Multi-Manager Large Cap Value Fund	None
Eileen Rominger	NVIT Multi-Manager Large Cap Value Fund	None
Invesco Advisers, Inc.
Shuxin Cao	NVIT Multi-Manager International Growth Fund	None
Matthew W. Dennis	NVIT Multi-Manager International Growth Fund	None
Jason T. Holzer	NVIT Multi-Manager International Growth Fund	None
Clas G. Olsson	NVIT Multi-Manager International Growth Fund	None
Barrett K. Sides	NVIT Multi-Manager International Growth Fund	None
J.P. Morgan Investment Management Inc.
Christopher T. Blum	NVIT Multi-Manager Small Cap Value Fund	None
Jeroen Huysinga	NVIT Multi-Manager International Value Fund	None
Georgina Perceval Maxwell	NVIT Multi-Manager International Value Fund	None
Dennis Ruhl	NVIT Multi-Manager Small Cap Value Fund	None
Gerd Woort-Menker	NVIT Multi-Manager International Value Fund	None
Logan Circle Partners, L.P.
Andrew Kronschnabel	NVIT Multi Sector Bond Fund	None
Scott Moses	NVIT Multi Sector Bond Fund	None

Dollar Range of Investments in
Name of Portfolio Manager	Fund Name	Each Fund[1]
Timothy Rabe	NVIT Multi Sector Bond Fund	None
Morgan Stanley Investment Management Inc.
Theodore R. Bigman	NVIT Real Estate Fund	None
Sam Chainani	NVIT Multi-Manager Small Company Fund	None
David Cohen	NVIT Multi-Manager Small Company Fund	None
Dennis Lynch	NVIT Multi-Manager Small Company Fund	None
Armistead Nash	NVIT Multi-Manager Small Company Fund	None
Alexander Norton	NVIT Multi-Manager Small Company Fund	None
Jason Yeung	NVIT Multi-Manager Small Company Fund	None
Morley Capital Management, Inc.
Perpetua M. Phillips	NVIT Enhanced Income Fund	None
Paul Rocheleau	NVIT Enhanced Income Fund	None
Nationwide Asset Management, LLC
Joel S. Buck	NVIT Core Bond Fund	None
NVIT Government Bond Fund
NVIT Short Term Bond Fund
Gary S. Davis	NVIT Core Bond Fund	None
NVIT Short Term Bond Fund
Gary R. Hunt	NVIT Government Bond Fund	None
Neuberger Berman Fixed Income LLC
Thanos Bardas	NVIT Core Plus Bond Fund	None
Andrew A. Johnson	NVIT Core Plus Bond Fund	None
Neuberger Berman Management LLC
Robert D’Alelio	NVIT Multi-Manager Small Company Fund	None
John Barker	NVIT Multi-Manager Large Cap Growth Fund	None
Ingrid Dyott	Neuberger Berman NVIT Socially Responsible Fund	None
Lawrence Fisher	NVIT Multi-Manager Large Cap Growth Fund	None
Daniel Fletcher	NVIT Multi-Manager Large Cap Growth Fund	None
Arthur Moretti	Neuberger Berman NVIT Socially Responsible Fund	None
S. Basu Mullick	Neuberger Berman NVIT Multi Cap Opportunities Fund	None
Daniel H. Rosenblatt	NVIT Multi-Manager Large Cap Growth Fund	None
Kenneth J. Turek	NVIT Multi-Manager Mid Cap Growth Fund	None

Dollar Range of Investments in
Name of Portfolio Manager	Fund Name	Each Fund[1]
Judith Vale	NVIT Multi-Manager Small Company Fund	None
OppenheimerFunds, Inc.
Marc L. Baylin	Oppenheimer NVIT Large Cap Growth Fund	None
Ronald J. Zibelli, Jr.	NVIT Multi-Manager Small Cap Growth Fund	None
Putnam Investment Management, LLC
Eric N. Harthun	NVIT Multi-Manager Small Company Fund	None
RiverSource Investments LLC
Steve Schroll	NVIT Multi-Manager Mid Cap Value Fund	None
Laton Spahr	NVIT Multi-Manager Mid Cap Value Fund	None
Paul Stocking	NVIT Multi-Manager Mid Cap Value Fund	None
Templeton Investment Counsel, LLC
Antonio Docal	Templeton NVIT International Value Fund	None
Gary P. Motyl	Templeton NVIT International Value Fund	None
Peter Nori	Templeton NVIT International Value Fund	None
Thompson, Siegel & Walmsley LLC
Brett P. Hawkins	NVIT Multi-Manager Mid Cap Value Fund	None
John S. Pickler	NVIT Multi-Manager Mid Cap Value Fund	None
Van Kampen Asset Management
Devin Armstrong	Van Kampen NVIT Comstock Value Fund	None
Kevin Holt	Van Kampen NVIT Comstock Value Fund	None
Jason Leder	Van Kampen NVIT Comstock Value Fund	None
James Warwick	Van Kampen NVIT Comstock Value Fund	None
Waddell & Reed
Kenneth McQuade	NVIT Multi-Manager Small Cap Growth Fund	None
	NVIT Multi-Manager Small Company Fund	None
Mark Seferovich	NVIT Multi-Manager Small Cap Growth Fund	None
	NVIT Multi-Manager Small Company Fund	None
Gilbert Scott, CFA	NVIT Multi-Manager Small Growth Fund	None
	NVIT Multi-Manager Small Company Fund	None
Wellington Management Company, LLP
David R. Fassnacht, CFA	NVIT Multi-Manager Large Cap Value Fund	None
James N. Mordy	NVIT Multi-Manager Large Cap Value Fund	None

Dollar Range of Investments in
Name of Portfolio Manager	Fund Name	Each Fund[1]
David W. Palmer, CFA	NVIT Multi-Manager Large Cap Value Fund	None
Wells Capital Management, Inc.
Michael Harris	NVIT Multi-Manager Large Cap Growth Fund	None
Thomas J. Pence	NVIT Multi-Manager Large Cap Growth Fund	None
Michael Smith	NVIT Multi-Manager Large Cap Growth Fund	None

[1]	This column reflects investments in a variable insurance contract, owned directly by a portfolio manager or beneficially owned by a portfolio manager (as determined pursuant to Rule 16a-1(a)(2) under the Securities Exchange Act of 1934), that has been allocated to subaccounts that have purchased shares of the Funds. A portfolio manager is presumed to be the beneficial owner of subaccount securities that are held by his or her immediate family members that share the same household as the portfolio manager.

[2]	GSAM portfolio managers are prohibited from investing in the funds for which GSAM serves as sub-adviser.

DESCRIPTION OF COMPENSATION STRUCTURE
Aberdeen Asset Management Inc. (“AAMI”)
AAMI compensates the Fund’s portfolio managers for their management of the Fund. The Fund’s portfolio managers’ compensation consists of an industry competitive salary and a year-end discretionary bonus, paid in cash and deferred stock, based on client service, asset growth and the performance of the Fund.
AllianceBernstein L.P.
AllianceBernstein’s compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals’ annual compensation is comprised of the following:
     (i) Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary does not change significantly from year-to-year and hence, is not particularly sensitive to performance.
     (ii) Discretionary incentive compensation in the form of an annual cash bonus: AllianceBernstein’s overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional’s compensation, AllianceBernstein considers the contribution to his/her team or discipline as it relates to that team’s overall contribution to the long-term investment success, business results and strategy of AllianceBernstein. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional’s compensation and the compensation is not tied to any pre-determined or specified level of performance. AllianceBernstein also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of AllianceBernstein’s leadership criteria.
     (iii) Discretionary incentive compensation in the form of awards under AllianceBernstein’s Partners Compensation Plan (“deferred awards”): AllianceBernstein’s overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. Deferred awards, which are in the form of AllianceBernstein’s Publicly traded units, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or AllianceBernstein terminates his/her employment. AllianceBernstein also permits deferred award recipients to allocate up to 50% of their award to investments in AllianceBernstein’s publicly traded equity securities. (1)
     (iv) Contributions under AllianceBernstein’s Profit Sharing/401(k) Plan: The contributions are based on AllianceBernstein’s overall profitability. The amount and allocation of the contributions are determined at the sole discretion of AllianceBernstein.

(1)	Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of AllianceBernstein’s Master Limited Partnership Units.

American Century Investment Management, Inc./American Century Global Investment Management, Inc. (“American Century”)
Compensation
American Century portfolio manager compensation is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. As of December 31, 2009, it included the components described below, each of which is determined with reference to a number of factors such as overall performance, market competition, and internal equity. Compensation is not directly tied to the value of assets held in client portfolios.
Base Salary
Portfolio managers receive base pay in the form of a fixed annual salary.
Bonus
A significant portion of portfolio manager compensation takes the form of an annual incentive bonus tied to performance. Bonus payments are determined by a combination of factors. One factor is fund investment performance. For most American Century mutual funds, investment performance is measured by a combination of one- and three-year pre-tax performance relative to various benchmarks and/or internally-customized peer groups. The performance comparison periods may be adjusted based on a fund’s inception date or a portfolio manager’s tenure on the fund. Custom peer groups are constructed using all the funds in the indicated categories as a starting point. Funds are then eliminated from the peer group based on a standardized methodology designed to result in a final peer group that is both more stable over the long term (i.e., has less peer turnover) and that more closely represents the fund’s true peers based on internal investment mandates. Beginning in 2008, American Century Investments is placing increased emphasis on long-term performance and is phasing in five year performance periods.
Portfolio managers may have responsibility for multiple American Century mutual funds. In such cases, the performance of each is assigned a percentage weight appropriate for the portfolio manager’s relative levels of responsibility.
Portfolio managers also may have responsibility for portfolios that are managed in a fashion similar to that of other American Century mutual funds. This is the case for the American Century NVIT Multi Cap Value Fund and the American Century-advised portions of the NVIT Multi-Manager Mid Cap Value Fund, NVIT Multi-Manager Mid Cap Growth Fund and NVIT Multi-Manager International Growth Fund. If the performance of a similarly managed account is considered for purposes of compensation, it is either measured in the same way as a comparable American Century mutual fund (i.e., relative to the performance of a benchmark and/or peer group) or relative to the performance of such mutual fund. Performance of the American Century NVIT Multi Cap Value Fund and the American Century-advised portions of the NVIT Multi-Manager Mid Cap Value Fund, NVIT Multi-Manager Mid Cap Growth Fund and NVIT Multi-Manager International Growth Fund are not separately considered in determining portfolio manager compensation.
A second factor in the bonus calculation relates to the performance of a number of American Century funds managed according to one of the following investment styles: U.S. growth, U.S. value, quantitative, international and fixed-income. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one- and three year performance (equal or asset weighted) depending on the portfolio manager’s responsibilities and products managed. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios.

A portion of portfolio managers’ bonuses may be tied to individual performance goals, such as research projects and the development of new products.
Restricted Stock Plans
Portfolio managers are eligible for grants of restricted stock of ACC. These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual’s grant is determined by individual and product performance as well as other product-specific considerations. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three to four years).
Deferred Compensation Plans
Portfolio managers are eligible for grants of deferred compensation. These grants are used in very limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century mutual funds in which the portfolio manager chooses to invest them.
Barings International Investments Limited
Compensation Disclosure
Barings’ philosophy on compensation is incentive-oriented and focuses on allowing key employees to participate in the success of the firm.
There are three components to the compensation package for investment professionals:
1. A competitive base salary;
2. An annual bonus. For investment professionals, at least 2/3 of the bonus is based on investment performance. They have a detailed analytical system which tracks the 1 and 3 year performance of our investment professionals. The remainder is a subjective assessment of the individuals sharing of investment insights firm wide and their efforts in client service. The benefits of this approach are the transparency and accountability that it brings; and
3. An equity-based, long-term incentive award. Approximately 100 key employees, including the majority of the investment staff, participate. Each year a significant portion of bonuses is invested directly in phantom equity in Barings with a 2.5 year vesting period. These shares are valued quarterly based on a formula linked to firm revenues, profits, and assets under management. Equity ownership in Barings is designed to promote a partnership culture within the organization.
To ensure that compensation is competitive, Barings commissions industry recognized remuneration consultants to provide an external independent evaluation of the Barings remuneration structure on an annual basis. Following this review, all employees are considered in terms of their individual performance against market data and the remuneration delivered to each individual will correlate to our remuneration objective of “competitive pay for competitive performance.”
BlackRock Investment Management, LLC
Portfolio Manager Compensation Structure for Messrs. Arledge and Marra and Ms. Jelilian:
     BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.
     Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.
     Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock. In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated. With respect to the portfolio managers, such benchmarks for the Funds include the following:

Benchmarks Applicable to Each
Portfolio Manager	Fund(s) Managed	Manager
Curtis Arledge	Nationwide Bond Index Fund	A combination of market-based indices (e.g., Barclays Capital Aggregate Index, Barclays Capital Universal Index, Barclays Capital Intermediate Government/Credit Index), certain customized indices and certain fund industry peer groups.

Debra Jelilian	Nationwide International Index Fund Nationwide Mid Cap Market Index Fund Nationwide S&P 500 Index Fund Nationwide Small Cap Index Fund	A combination of market-based indices (e.g., The S&P 500 Index), certain customized indices and certain fund industry peer groups.

Matthew Marra	Nationwide Bond Index Fund	A combination of market-based indices (e.g., Barclays Capital Aggregate Index, Barclays Capital Universal Index, Barclays Capital Intermediate Government/Credit Index), certain customized indices and certain fund industry peer groups.
     BlackRock’s Chief Investment Officers make a subjective determination with respect to the portfolio managers’ compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks noted above. Performance of equity funds is measured on a pre-tax basis over various time periods including 1, 3 and 5-year periods. Performance of fixed income funds is measured on both a pre-tax and after-tax basis over various time periods including 1, 3, 5 and 10-year periods, as applicable.
     Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods.

     Long-Term Retention and Incentive Plan (“LTIP”) — The LTIP is a long-term incentive plan that seeks to reward certain key employees. Prior to 2006, the plan provided for the grant of awards that were expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in cash and/or in BlackRock, Inc. common stock. Beginning in 2006, awards are granted under the LTIP in the form of BlackRock, Inc. restricted stock units that, if properly vested and subject to the attainment of certain performance goals, will be settled in BlackRock, Inc. common stock. Messrs. Arledge and Marra and Ms. Jelilian have each received awards under the LTIP.
     Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm’s investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among the various investment options. Messrs. Arledge and Marra and Ms. Jelilian each has participated in the deferred compensation program.
     Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:
     Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation. The RSP offers a range of investment options, including registered investment companies managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent employee investment direction, are invested into a balanced portfolio. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.
Portfolio Manager Compensation Structure for Mr. Corallo, effective December 1, 2009
BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus and participation in various benefits programs. In addition, a Portfolio Manager may have been paid a signing bonus or awarded sign-on equity in connection with initiation of employment with BlackRock.
Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.
Discretionary Incentive Compensation
Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock.
Distribution of Discretionary Incentive Compensation
Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods.
Long-Term Retention and Incentive Plan (“LTIP”) — The LTIP is a long-term incentive plan that seeks to reward certain key employees. Equity awards were granted under the LTIP in the form of BlackRock, Inc. restricted stock units that, once vested settle in BlackRock, Inc. common stock.
Deutsche Asset Management
Portfolio managers are eligible for total compensation comprised of base salary and variable compensation.
Base Salary – Base salary is linked to job functions, responsibilities and financial services industry peer comparison through the use of extensive market data surveys.
Variable Compensation – Generally, variable compensation comprises a greater proportion of total compensation as a portfolio manager’s seniority and compensation levels increase. Variable Compensation may include a cash bonus incentive, and potential participation in long-term incentive programs including but not limited to, Deutsche Bank AG equity, equity linked vehicle, and restricted cash. Variable compensation is determined based on an analysis of a number of factors, including among other things, the performance of Deutsche Bank AG, the performance of the Asset Management division, and the portfolio manager’s individual contribution. In evaluating individual contribution, management will consider a combination of quantitative and qualitative factors. Top performing investment professionals earn a total compensation package that is highly competitive. As variable compensation increases, the percentage awarded in long-term incentives also increases. Long-term incentives are subject to a clawback provision for unvested portions only during the three-year life of the plan should the individual engage in any conduct that is a significant breach of Deutsche Bank AG policies and procedures.

•	The quantitative analysis of a portfolio manager’s individual performance is based on, among other factors, performance of all of the accounts managed by the portfolio manager (which includes a fund and any other accounts managed by the portfolio manager) over a one-, three-, and five-year period relative to the appropriate Morningstar and Lipper peer group universes and/or benchmark index(es) with respect to each account. Additionally, the portfolio manager’s retail/institutional asset mix is weighted, as appropriate for evaluation purposes. Generally the benchmark index used is a benchmark index set forth in the fund’s prospectus to which a fund’s performance is compared. Additional or different appropriate peer group or benchmark indices may also be used. Primary weight is given to pre-tax portfolio performance over three-year and five-year time periods (adjusted as appropriate if the portfolio manager has served for less than five years) with lesser consideration given to portfolio performance over a one-year period. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor.

•	The qualitative analysis of a portfolio manager’s individual performance is based on, among other things, the results of an annual management and internal peer review process, and management’s assessment of overall portfolio manager contributions to investor relations, the investment process and overall performance (distinct from fund and other account performance). Other factors, including contributions made to the investment team, as well as adherence to Compliance Policies and Procedures, Risk Management procedures, the firm’s Code of Ethics and “living the values” of the Advisor are also factors.
The quantitative analysis of a portfolio manager’s performance is given more weight in determining variable compensation than the qualitative portion.
Epoch Investment Partners, Inc. (“Epoch”)

Epoch compensates its portfolio managers with a fixed annual salary plus a discretionary bonus determined by its Policy Committee. Epoch’s portfolio managers do not receive compensation that is solely based upon the Fund’s, any other commingled account’s, or any private account’s pre- or after-tax performance, or the value of the assets held by such entities. Epoch’s portfolio managers do not receive any special or additional compensation from Epoch for their services as Portfolio Managers. The Portfolio Managers are each shareholders of Epoch Holding Corporation, a public company that is the parent company of Epoch, and are entitled to share in dividends and appreciation of Epoch Holding Corporation’s stock.
Federated Investment Management Company
Mark Durbiano is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.
IPP is measured on a rolling 1, 3, and 5 calendar year pre-tax gross total return basis vs. the Fund’s benchmark (i.e., Barclays U.S. Corporate High Yield 2% Issuer Constrained Index), and vs. the Fund’s designated peer group of comparable accounts. Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded. As noted above, Mr. Durbiano is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks. The performance of certain of these accounts is excluded when calculating IPP. Within each performance measurement period, IPP is calculated with an equal weighting of each included account managed by the portfolio manager. In addition, Mr. Durbiano serves on one or more Investment Teams that establish guidelines on various performance drivers (e.g., currency, duration, sector, volatility, and/or yield curve) for taxable fixed income funds. A portion of the IPP score is based on Federated’s senior management’s assessment of team contributions. A portion of the bonus tied to the IPP score maybe adjusted based on management’s assessment of overall contributions to fund performance and any other factors as deemed relevant.
The Financial Success category is designed to tie the portfolio manager’s bonus, in part, to Federated’s overall financial results. Funding for the Financial Success category may be determined on a product or asset class basis, as well as on corporate financial results. Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.
As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”). The Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.
Gartmore Global Partners
Fund Manager and Analyst remuneration is structured as follows:
1. Base salary plus benefits

2. Discretionary bonus based on performance (over multiple timeframes) and on contribution to the business.
3. Equity ownership
We do not directly tie portfolio manager compensation to specific levels of performance relative to fixed benchmarks. Although performance may be a relevant consideration, to encourage a long-term horizon for managing portfolios, we evaluate a portfolio manager’s performance over periods longer than the immediate compensation period, and may consider a variety of measures such as the performance of unaffiliated portfolios with similar strategies and other measurements. Other factors that may be significant in determining portfolio manager compensation include, without limitation, the effectiveness of the manager’s leadership within the Investment Management Team, contributions to overall company performance, discrete securities analysis, idea generation, ability to support and train other analysts, and other considerations.
Goldman Sachs Asset Management, L.P.
Compensation for GSAM portfolio managers is comprised of a base salary and discretionary variable compensation. The base salary is fixed from year to year. Year-end discretionary variable compensation is primarily a function of each portfolio manager’s individual performance and his or her contribution to overall team performance; the performance of GSAM and Goldman Sachs; the team’s net revenues for the past year which in part is derived from advisory fees, and for certain accounts, performance-based fees; and anticipated compensation levels among competitor firms. Portfolio managers are rewarded, in part, for their delivery of investment performance, measured on a pre-tax basis, which is reasonably expected to meet or exceed the expectations of clients and fund shareholders in terms of: excess return over an applicable benchmark, peer group ranking, risk management and factors specific to certain funds such as yield or regional focus. Performance is judged over 1-3- and 5-year time horizons.
The benchmarks for these Funds are:
Russell 1000 Value Index (NVIT Multi-Manager Large Cap Value Fund)
Russell 1000 Growth Index (NVIT Multi-Manager Large Cap Growth Fund)
The discretionary variable compensation for portfolio managers is also significantly influenced by: (1) effective participation in team research discussions and process; and (2) management of risk in alignment with the targeted risk parameter and investment objective of the fund. Other factors may also be considered including: (1) general client/shareholder orientation and (2) teamwork and leadership. Portfolio managers may receive equity-based awards as part of their discretionary variable compensation.
Other Compensation—In addition to base salary and discretionary variable compensation, GSAM has a number of additional benefits in place including (1) a 401k program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; and (2) investment opportunity programs in which certain professionals may participate subject to certain eligibility requirements.
Invesco Advisers, Inc.
     Invesco seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity and an equity compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote good sustained fund performance. Invesco evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager’s compensation consists of the following three elements:

•	Base salary. Each portfolio manager is paid a base salary. In setting the base salary, Invesco’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.

•	Annual bonus. The portfolio managers are eligible, along with other employees of Invesco to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the amount of the bonus pool available for Invesco’s investment centers. The Compensation Committee considers investment performance and financial results in its review. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e. investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).

     Each portfolio manager’s compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager as described in Table 1 below.
Table 1

Sub-Advisor	Performance time period[1]
Invesco[2]	One-, Three- and Five-year performance against Fund peer group.
     High investment performance (against applicable peer group) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.

•	Equity-based compensation. Portfolio managers may be granted an award that allows them to select receipt of shares of certain Invesco Funds with a vesting period as well as common shares and/or restricted shares of Invesco Ltd. stock from pools determined from time to time by the Compensation Committee of Invesco Ltd.’s Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees.
J.P. Morgan Investment Management Inc.
J.P. Morgan Investment Management Inc. (JP Morgan)’s Portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and may include mandatory notional investments (as described below) in selected mutual funds advised by JP Morgan. These elements reflect individual performance and the performance of JP Morgan’s business as a whole.
Each portfolio manager’s performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients’ risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In

[1]	Rolling time periods based on calendar year-end.

[2]	Portfolio Managers may be granted a short-term award that vests on a pro-rata basis over a four year period and final payments are based on the performance of eligible funds selected by the manager at the time the award is granted.

evaluating each portfolio manager’s performance with respect to the mutual funds he or she manages, the funds’ pre-tax performance is compared to the appropriate market peer group and to each fund’s benchmark index listed in the fund’s prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long term.
Awards of restricted stock are granted as part of an employee’s annual performance bonus and comprise from 0% to 40% of a portfolio manager’s total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Up to 50% of the restricted stock portion of a portfolio manager’s bonus may instead be subject to a mandatory notional investment in selected mutual funds advised by JP Morgan or its affiliates. When these awards vest over time, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.
Logan Circle Partners, L.P.
Logan Circle Partners employees are paid a base salary and bonus (with various percentage ranges). All full-time, founding members are equity holders in the firm. Employees’ equity will vest at the end of a five-year period. Logan Circle Partners strongly believes that a partnership structure allows us to attract, retain and motivate employees.
Morgan Stanley Investment Management Inc./Van Kampen Asset Management
Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio managers.
Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the Investment Adviser and/or Sub-Advisers.
Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation.
Discretionary compensation can include:
• Cash Bonus.
• Morgan Stanley’s Long Term Incentive Compensation awards—a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock or other investments that are subject to vesting and other conditions.
• Investment Management Alignment Plan (IMAP) awards—a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Investment Adviser and/or Sub-Advisers or their affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of their IMAP deferral account into a combination of the designated funds they manage that are included in the IMAP fund menu, which may or may not include the Fund. For 2008 awards, a clawback provision was implemented that could be triggered if the individual engages in conduct detrimental to the Investment Adviser and/or Sub-Advisers or their affiliates. For 2009 awards, this provision was further strengthened to allow the Firm to clawback compensation if the Firm realizes losses on certain trading position, investments or holdings.
• Voluntary Deferred Compensation Plans—voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and notionally invest the deferred amount across a range of designated investment funds, including funds advised by the Investment Adviser and/or Sub-Advisers or their affiliates.
Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

• Investment performance. A portfolio manager’s compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- , five- and ten-year periods measured against a fund’s/account’s primary benchmark (as set forth in the fund’s prospectus), indices and/or peer groups where applicable. Generally, the greatest weight is placed on the three- and five-year periods.
• Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.
• Contribution to the business objectives of the Investment Adviser and/or Sub-Advisers.
• The dollar amount of assets managed by the portfolio manager.
• Market compensation survey research by independent third parties.
• Other qualitative factors, such as contributions to client objectives.
• Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the investment team(s) of which the portfolio manager is a member.
Morley Capital Management, Inc.
Morley provides salaries that are in line with the market and a generous bonus program that links bonuses to individual, team and overall company performance. Morley employs an annual performance review system with quarterly progress updates. It is a scorecard approach that defines quantifiable goals and objectives, including both professional and personal developmental areas. For portfolio managers, scorecard items include investment performance.
A comprehensive benefits package is also offered, which includes a 401(k) Plan and group insurance coverage for employees and their families. When it is available, Morley’s key staff are eligible to participate in the LTIP (Long-Term Incentive Plan) from the Principal Financial Group.
Nationwide Asset Management, LLC
NWAM’s compensation program consists of base salary, annual incentives and long-term incentives; hereby known as “Compensation Structure.” Annually, the “Compensation Structure” is reviewed for competitiveness by using the McLagan Compensation surveys.
The “Compensation Structure” is designed to motivate and reward individual and team actions and behaviors that drive a high performance organization and deliver risk-adjusted investment returns that are aligned with the strategy of Nationwide and our business partners.
A.	Align interests of NWAM and business partners and foster collaboration

B.	Base a substantial portion of NWAM compensation directly on NWAM

C.	Recognize qualitative and well as quantitative performance

D.	Encourage a higher level of intelligent investment risk taking and entrepreneurial attitudes and behaviors

E.	Provide a high degree of “line of sight” for NWAM participants and other business partners

F.	Attract and retain individuals with skills critical to the NWAM strategy

G.	Target median total compensation for the industry

H.	Utilize variable compensation (annual and long term) to close compensation market gaps.
Neuberger Berman Fixed Income LLC
NBFI’s compensation philosophy is one that focuses on rewarding performance and incentivizing its employees. It is also focused on creating a compensation process that is fair, transparent, and competitive with the market.

Compensation for Fixed Income Portfolio Managers that manage mutual funds is more heavily weighted on the variable portion of total compensation and reflects individual performance, overall contribution to the team, collaboration with colleagues across the Neuberger Berman organization and, most importantly, overall investment performance. Typically, such Portfolio Managers are paid on a formulaic bonus pool model with a holdback component. Eligibility for compensation from the holdback pool is at management’s discretion and based on a variety of criteria including investment performance (including the three-year track record in order to emphasize long-term performance), utilization of central resources (including research, sales and operations/support), business building to further the longer term sustainable success of the investment team, effective team/people management, and overall contribution to the success of the organization. The firm’s approach to Portfolio Manager compensation is not substantially dependent on the performance of any one account.
The terms of its long-term retention incentives are as follows:
Employee-Owned Equity. Investment professionals have received over 80% of the common equity of Neuberger Berman Group LLC, NBFI’s ultimate parent company, owned by all employees, and the same proportion of the preferred interests owned by employees. The senior portfolio managers on the mutual fund teams are key shareholders in the equity ownership structure. On a yearly basis over the next five years, the equity ownership allocations will be re-evaluated and re-allocated based on performance and other key metrics. Employee equity and preferred stock is subject to vesting (25% vests each year commencing on May 4, 2010).
Contingent Compensation Plan
The firm has also established the Neuberger Berman Group Contingent Compensation Plan pursuant to which a certain percentage of an employee’s compensation is deemed contingent and vests over a three-year period. Under the 2009 plan, most participating employees who are members of mutual fund investment teams will receive a cash return on their contingent compensation with a portion of such return being determined based on the team’s investment performance, as well as the performance of a portfolio of other investment funds managed by Neuberger Berman Group LLC investment professionals.
Restrictive Covenants
Fixed Income Mutual Fund Portfolio Managers who have received equity have agreed to certain restrictive covenants, which impose obligations and restrictions with respect to confidential information and employee and client solicitation.
Neuberger Berman Management LLC
Neuberger Berman’s compensation philosophy is one that focuses on rewarding performance and incentivizing their employees. Neuberger Berman is also focused on creating a compensation process that is fair, transparent, and competitive with the market.
Compensation for Portfolio Managers is more heavily weighted on the variable portion of total compensation and reflects individual performance, overall contribution to the team, collaboration with colleagues across Neuberger Berman and, most importantly, overall investment performance. The bonus for a Portfolio Manager is determined by using a formula which may or may not contain a discretionary component. The discretionary component is determined on the basis of a variety of criteria including investment performance (including the pre-tax three-year track record in order to emphasize long-term performance), utilization of central resources (including research, sales and operations/support), business building to further the longer term sustainable success of the investment team, effective team/people management, and overall contribution to the success of Neuberger Berman. In addition, compensation of portfolio managers at other comparable firms is considered, with an eye toward remaining competitive with the market.
The terms of Neuberger Berman’s long-term retention incentives are as follows:

Employee-Owned Equity. An integral part of the Acquisition (the management buyout of Neuberger Berman in 2009) was implementing an equity ownership structure which embodies the importance of incentivizing and retaining key investment professionals.
The senior Portfolio Managers on the mutual fund teams are key shareholders in the equity ownership structure. On a yearly basis over the next five years, the equity ownership allocations will be re-evaluated and re-allocated based on performance and other key metrics. A set percentage of employee equity and preferred stock is subject to vesting.
Contingent Compensation Plan. The Neuberger Berman Group established the Contingent Compensation Plan pursuant to which a certain percentage of an employees’ compensation is deemed contingent and vests over a three-year period. Under the plan, most participating employees who are members of mutual fund investment teams will receive a cash return on their contingent compensation with a portion of such return being determined based on the team’s investment performance, as well as the performance of a portfolio of other investment funds managed by Neuberger Berman Group investment professionals.
Restrictive Covenants. Portfolio Managers who have received equity interests have agreed to certain restrictive covenants, which impose obligations and restrictions with respect to confidential information and employee and client solicitation.
Certain Portfolio Managers may manage products other than mutual funds, such as high net worth separate accounts For the management of these accounts, a Portfolio Manager may generally receive a percentage of pre-tax revenue determined on a monthly basis less certain deductions (e.g., a “finder’s fee” or “referral fee” paid to a third party). The percentage of revenue a Portfolio Manager receives will vary based on certain revenue thresholds.
OppenheimerFunds, Inc.
As of December 31, 2009, the portfolio managers are employed and compensated by the sub-adviser, not the fund. Under the sub-adviser’s compensation program for its portfolio managers and portfolio analysts, their compensation is based primarily on the investment performance results of the funds and accounts they manage, rather than on the financial success of the sub-adviser. This is intended to align the portfolio managers and analysts’ interests with the success of the funds and accounts and their shareholders. The portfolio manager’s compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and appreciation rights in regard to the common stock of the sub-adviser’s holding company parent. Senior portfolio managers may also be eligible to participate in the sub-adviser’s deferred compensation plan. To help the sub-adviser attract and retain talent, the base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions. The annual discretionary bonus is determined by senior management of Oppenhiemer and is based on a number of factors, including a fund’s pre-tax performance for periods of up to five years, measured against an appropriate Lipper benchmark selected by management. The majority (80%) is based on three and five year data, with longer periods weighted more heavily. Below median performance in all three periods results in an extremely low, and in some cases no, performance based bonus Lipper benchmark selected by management. The Lipper benchmark with respect to the NVIT Multi-Manager Small Cap Growth Fund is Lipper – Small Cap Growth Funds and with respect to the Oppenheimer NVIT Large Cap Growth Fund is Lipper—Large Cap Growth Funds. Other factors considered include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The Portfolio Manager’s compensation is not based on the total value of the Fund’s portfolio assets, although the Fund’s investment performance may increase those assets. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the Fund and other funds as accounts managed by the Portfolio Manager. Except as described, the compensation structure of the other funds and accounts managed by the Portfolio Manager is the same as the compensation structure of the Fund, described above.

Putnam Investment Management, LLC
In order to attract and retain top talent, Putnam offers competitive compensation packages. Our total compensation program, which includes base salary, incentive pay, and other retirement and benefit perquisites, compares favorably with other firms in the industry. Putnam’s Human Resources Department periodically conducts reviews to ensure that our compensation packages remain competitive.
While there is no guarantee that investment objectives will be met, our investment compensation program aligns manager goals with the firm’s chief objective — providing our clients with superior, repeatable investment results over the long term. It emphasizes long-term performance goals and does not offer any extra incentives for outperforming by a wide margin over short-term periods.
The portion of Putnam Investments’ total incentive compensation pool that is available to Putnam Management’s Investment Division is based primarily, across all of the portfolios it manages, on a research driven approach to seek superior investment results over time, though there is no assurance that any objective may be achieved. Within that pool, the portion of the incentive compensation available to each manager is determined on that same basis, where:
•	Portfolio managers who achieve top-quartile returns, consistent with fund mandates and strong risk controls, are eligible for full bonuses

•	Portfolio managers who deliver median performance will receive 50% of their target bonus

•	Portfolio managers who deliver bottom-quartile performance will typically receive no bonus
Performance relative to benchmark is also considered. In addition to incentive compensation, investment team members receive annual salaries that are typically based on seniority and experience. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.
Additional Putnam compensation
Executives, portfolio managers, analysts, and traders also participate in the following aspects of the Putnam Investments investment compensation program, which is designed to foster Putnam’s long-term success by promoting staff retention:
•	Putnam’s Equity Incentive Plan (EIP), furthers employee ownership in the firm. Under the terms of the EIP, up to 10% of the equity in Putnam may be issued in non-voting Putnam shares and distributed to Putnam professionals.

•	Putnam makes 401(k) contributions up to 15% of employees’ eligible compensation through a combination of matching and discretionary contributions.

•	Sponsorship of professional education and investment training programs. For example, we reimburse the tuition costs of employees pursuing Chartered Financial Analyst (CFA) designation and provide tuition assistance to those pursuing higher education in job-related fields.
In addition to direct compensation, Putnam also provides a carefully designed package of employee benefits, which includes comprehensive medical insurance, dental assistance programs, life insurance, and a variety of other benefits standard for our industry.
RiverSource Investments, LLC
Portfolio manager compensation is typically comprised of a base salary, an annual cash bonus, a portion of which may be subject to a mandatory deferral program, and in some cases an equity incentive award in the form of stock options and/or restricted stock. Portfolio manager compensation may also include retention bonuses that require continued employment through a specified date. The annual cash bonus (and in certain cases the equity incentive award) is paid from a team bonus pool that is based on the performance of the accounts managed by the portfolio management team, which might include RiverSource Funds, third-party mutual funds, wrap accounts, institutional portfolios and private funds. Funding for the bonus pool varies by portfolio management team but in most cases is based on the level of assets under management and investment performance relative to a peer group or benchmark, which may be a different benchmark than the one used to measure performance. In addition, where a team manages long/short portfolios (including private funds), the bonus pool is also funded by a percentage of any performance fees generated.
Senior management of RiverSource Investments has the discretion to increase or decrease the size of the bonus pool and to determine the exact amount of each portfolio manager’s bonus based on his/her performance as an employee. In addition, RiverSource Investments portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in a company 401(k) plan, comparable to that received by other RiverSource Investments employees. Certain investment personnel are also eligible to defer a portion of their compensation. An individual making this type of election can allocate the deferral to the returns associated with one or more products they manage or support or to certain other products managed by their investment team. Depending upon their job level, RiverSource Investments portfolio managers may also be eligible for other benefits or perquisites that are available to all RiverSource Investments employees at the same job level.
Templeton Investment Counsel, LLC
The manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:
Base salary. Each portfolio manager is paid a base salary.
Annual bonus. Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:
▪	Investment performance. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

▪	Research. Where the portfolio management team also has research responsibilities, each portfolio manager is evaluated on the number and performance of recommendations over time, productivity and quality of recommendations, and peer evaluation.

▪	Non-investment performance. For senior portfolio managers, there is a qualitative evaluation based on leadership and the mentoring of staff.

▪	Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager’s appraisal.
Additional long-term equity-based compensation. Portfolio managers may also be awarded restricted shares or units of Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.
Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.
Thompson, Siegel & Walmsley LLC
TS&W believes the firm’s compensation structure is competitive within the industry, both nationally and regionally. Co-Portfolio Mangers for the TS&W Mid Cap Value strategy, Brett P. Hawkins, CFA, CPA and John (Jack) Pickler, CFA, are considered key employees and are subject to the following compensation description.
Compensation is comprised of a base salary and a discretionary performance bonus that is based on the overall success of the firm, an individual’s responsibility and his/her performance versus expectations, which are reviewed annually. In concurrence with Old Mutual (US) Holdings Inc., in May 2007, TS&W began to offer key employees the opportunity to purchase equity interest in TS&W and facilitate the awarding of equity interest to certain key employees as a component of long-term incentive compensation. Old Mutual (US) Holdings Inc. remains a majority owner. TS&W’s compensation strategy is to provide reasonable base salaries commensurate with an individual’s responsibility and provide performance bonus awards that can exceed base salary. Additionally, there is a qualified profit sharing plan and a long-term incentive plan.
TS&W’s key management and investment professionals have employment contracts that contain both non-compete and non-solicit provisions. Employment contracts were signed by 16 key employees effective January 1, 2007. Fifteen were for 3 years and one for 5 years.
Brett P. Hawkins, CFA, CPA also serves as a Co-Portfolio Manager on TS&W’s SMID strategy team and John (Jack) Pickler, CFA serves as a Co-Portfolio Manager to the Large Cap Value team. TS&W does not consider any material conflicts arising as a result of their additional portfolio manager responsibilities.
Waddell & Reed Investment Management Company (“WRIMCO”)
WRIMCO believes that, integral to the retention of investment professionals are: a) a competitive base salary that is commensurate with the individual’s level of experience and responsibility; b) an attractive bonus structure linked to investment performance, described below; and c) eligibility for a stock incentive plan in shares of WDR that rewards teamwork. Awards of equity-based compensation typically vest over time, so as to create an incentive to retain key talent; and d) to the extent a portfolio manager also manages institutional separate accounts, he or she will share in a percentage of the revenues earned, on behalf of such accounts, by WRIMCO.
Portfolio managers can receive significant annual performance-based bonuses. The better the pre-tax performance of the portfolio relative to an appropriate benchmark, the more bonus compensation the manager receives. The primary benchmark is the portfolio manager’s percentile ranking against the performance of managers of the same investment style at other firms. Half of a portfolio manager’s bonus is based upon a three-year period, and half is based upon a one-year period. For truly exceptional results, bonuses can be several multiples of base salary. In cases where portfolio managers have more than one portfolio to manage, all the portfolios are similar in investment style and all are taken into account in determining bonuses. Thirty percent of annual performance-based bonuses is deferred for a three-year period. During that time, the deferred portion of bonuses is deemed invested in one or more mutual funds managed by WRIMCO (or its affiliate), with a minimum of 50% of the deferred bonus required to be invested in a mutual fund managed by the portfolio manager. In addition to the deferred portion of bonuses being deemed invested in mutual funds managed by WRIMCO (or its affiliate), WDR’s 401(k) plan offers mutual funds managed by WRIMCO (or its affiliate) as investment options. No compensation is based upon the amount of the mutual fund assets under management.

Wellington Management Company, LLP
Wellington Management receives a fee based on the assets under management of the NVIT Multi-Manager Large Cap Value Fund (the “Fund”) as set forth in the Subadvisory Agreement between Wellington Management and Nationwide Fund Advisors on behalf of the Fund. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to the Fund. The following information is as of December 31, 2009.
Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Fund (“Investment Professionals”) includes a base salary and incentive components. The base salary for each Investment Professional who is as a partner of Wellington Management, is determined by the Managing Partners of the firm. A partner’s base salary is generally a fixed amount that may change as a result of an annual review. The base salary for the other Investment Professionals is determined by the Investment Professional’s experience and performance in their roles as Investment Professionals. Base salaries for Wellington Management’s employees are reviewed annually and may be adjusted based on the recommendation of the Investment Professional’s manager, using guidelines established by Wellington Management’s Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Investment Professional and generally each other account managed by such Investment Professional. Each Investment Professional’s incentive payment relating to the Fund is linked to the gross pre-tax performance of the portion of the Fund managed by the Investment Professional compared to the benchmark index and/or peer group identified below over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Investment Professionals, including accounts with performance fees.
Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than account performance. Each partner of Wellington Management is eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula, as a partner of the firm. Messrs. Fassnacht and Mordy are partners of the firm.

Fund	Benchmark Index and/or Peer Group for Incentive Period
NVIT Multi-Manager Large Cap Value Fund	Russell 1000 Value
Wells Capital Management, Inc.
The compensation structure for Wells Capital Management’s Portfolio Managers includes a competitive fixed base salary plus variable incentives (Wells Capital Management utilizes investment management compensation surveys as confirmation). Incentive bonuses are typically tied to pre-tax relative investment performance of all accounts under his or her management within acceptable risk parameters. Relative investment performance is generally evaluated for 1-3, and 3-5 year performance results, with a predominant weighting on the 3- and 5- year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style. This evaluation takes into account relative performance of the accounts to each account’s individual benchmark and/or the relative composite performance of all accounts to one or more relevant benchmarks consistent with the overall investment style. In the case of each Fund, the benchmark(s) against which the performance of the Fund’s portfolio may be compared for these purposes generally are indicated in the “Performance” sections of the Prospectuses.

OTHER MANAGED ACCOUNTS
(As of December 31, 2009)
The following chart summarizes information regarding accounts for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into the following three categories: (1) mutual funds; (2) other pooled investment vehicles; and (3) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is provided separately.

Number of Accounts Managed by Each Portfolio Manager
Name of Portfolio Manager	and Total Assets by Category
Aberdeen Asset Management Inc.

Paul Atkinson	Mutual Funds: 18 accounts, $2,980.89 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 5 accounts, $513.10 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 4 accounts, $479.27 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Chris Baggini	Mutual Funds: 18 accounts, $2,980.89 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 5 accounts, $513.10 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 4 accounts, $479.27 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Douglas Burtnick	Mutual Funds: 18 accounts, $2,980.89 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 5 accounts, $513.10 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 4 accounts, $479.27 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Joseph A. Cerniglia	Mutual Funds: 18 accounts, $2,980.89 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 5 accounts, $513.10 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 4 accounts, $479.27 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Jarett Fisher	Mutual Funds: 18 accounts, $2,980.89 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 5 accounts, $513.10 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 4 accounts, $479.27 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Jason Kotik	Mutual Funds: 18 accounts, $2,980.89 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 5 accounts, $513.10 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 4 accounts, $479.27 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Number of Accounts Managed by Each Portfolio Manager
Name of Portfolio Manager	and Total Assets by Category
Michael Manzo	Mutual Funds: 18 accounts, $2,980.89 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 5 accounts, $513.10 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 4 accounts, $479.27 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Francis Radano, III	Mutual Funds: 18 accounts, $2,980.89 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 5 accounts, $513.10 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 4 accounts, $479.27 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

AllianceBernstein L.P.

Henry S. D’Auria	Mutual Funds: 203 accounts, $40,130 total assets (3 accounts, $6,896 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 289 accounts, $20,832 total assets ( 2 accounts, $909 total assets for which the advisory fee is based on performance)
Other Accounts: 33,961 accounts, $96,303 total assets (83 accounts, $9,324 total assets for which the advisory fee is based on performance)

Paul J. DeNoon	Mutual Funds: 16 accounts, $8,461 total assets (1 accounts, $12 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 28 accounts, $19,391 total assets (1 accounts, $167 total assets for which the advisory fee is based on performance)
Other Accounts: 54 accounts, $18,907 total assets (4 accounts, $2,102 total assets for which the advisory fee is based on performance)

Scott DiMaggio	Mutual Funds: 15 accounts, $10,040 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 22 accounts, $18,170 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 78 accounts, $16,885 total assets (4 accounts, $2,102 total assets for which the advisory fee is based on performance)

Number of Accounts Managed by Each Portfolio Manager
Name of Portfolio Manager	and Total Assets by Category
Sharon E. Fay	Mutual Funds: 203 accounts, $40,130 total assets (3 accounts, $6,896 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 289 accounts, $20,832 total assets ( 2 accounts, $909 total assets for which the advisory fee is based on performance)
Other Accounts: 33,961 accounts, $96,303 total assets (83 accounts, $9,324 total assets for which the advisory fee is based on performance)

Eric Franco	Mutual Funds: 67 accounts, $16,729 total assets (1 accounts, $2,087 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 39 accounts, $6,312 total assets (1 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 146 accounts, $16,686 total assets (6 accounts, $809 total assets for which the advisory fee is based on performance)

Arif Husain	Mutual Funds: 17 accounts, $8,556 total assets (1 accounts, $12 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 26 accounts, $19,025 total assets (1 accounts, $167 total assets for which the advisory fee is based on performance)
Other Accounts: 76 accounts, $16,742___total assets (5 accounts, $2,514 total assets for which the advisory fee is based on performance)

Joseph G. Paul	Mutual Funds: 13 accounts, $8,291 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles:23 accounts, $18,328 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 48 accounts, $17,980 total assets (4 accounts, $2,102 total assets for which the advisory fee is based on performance)

Douglas J. Peebles	Mutual Funds: 80 accounts, $21,697 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 106 accounts, $29,754 total assets (1 accounts, $3,583 total assets for which the advisory fee is based on performance)
Other Accounts: 319 accounts, $76,257 total assets (12 accounts, $4,884 total assets for which the advisory fee is based on performance)

Matthew Sheridan	Mutual Funds: 13 accounts, $8,291 total assets (0 accounts, $0

Number of Accounts Managed by Each Portfolio Manager
Name of Portfolio Manager	and Total Assets by Category
total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 23 accounts, $18,328 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 48 accounts, $17,980 total assets (4 accounts, $2,102 total assets for which the advisory fee is based on performance)

Kevin F. Simms	Mutual Funds: 203 accounts, $40,130 total assets (3 accounts, $6,896 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 289 accounts, $20,832 total assets ( 2 accounts, $909 total assets for which the advisory fee is based on performance)
Other Accounts: 33,961 accounts, $96,303 total assets (83 accounts, $9,324 total assets for which the advisory fee is based on performance)

American Century Investment Management, Inc.

Phillip N. Davidson	Mutual Funds: 9 accounts, $10.1 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 2 accounts, $131.7 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 1 accounts, $105.6 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Brad Eixmann	Mutual Funds: 5 accounts, $2.9 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 1 accounts, $90.4 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Michael Liss	Mutual Funds: 9 accounts, $10.1 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 2 accounts, $131.7 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 1 accounts, $105.6 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Kevin Toney	Mutual Funds: 9 accounts, $10.1 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 2 accounts, $131.7 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 1 accounts, $105.6 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Number of Accounts Managed by Each Portfolio Manager
Name of Portfolio Manager	and Total Assets by Category
Bryan Unterhalter*	Mutual Funds: 6 accounts, $3.1 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 0 accounts, $0 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

* Mr. Unterhalter became a portfolio manager on February 16, 2010. Information is provided as of February 19, 2010

American Century Global Investment Management, Inc.

Brian Brady	Mutual Funds: 2 accounts, $1.1 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 4 accounts, $507.9 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Mark S. Kopinski	Mutual Funds: 4 accounts, $1.4 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 6 accounts, $683.3 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Baring International Investment Limited

James Syme*	Mutual Funds: 2 accounts, $121.7 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 3 accounts, $1,816.8 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 1 accounts, $116 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Paul Wimborne*	Mutual Funds: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 2 accounts, $263.2 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

* Information is provided as of March 31, 2010.

BlackRock Investment Management, LLC

Curtis Arledge	Mutual Funds: 31 accounts, $18.99 Billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 5 accounts, $3.85 Billion total assets (2 accounts, $2.69 Billion total assets for which the advisory fee is based on performance)
Other Accounts: 2 accounts, $975.3 Million total assets (1

Number of Accounts Managed by Each Portfolio Manager
Name of Portfolio Manager	and Total Assets by Category
account, $204.8 Million total assets for which the advisory fee is based on performance)

Debra Jelilian	Mutual Funds: 40 accounts, $28.54 Billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 156 accounts, $393.9 Billion total assets (7 accounts, $6.07 Billion total assets for which the advisory fee is based on performance)
Other Accounts: 42 accounts, $102.3 Billion total assets (5 accounts, $13.07 Billion total assets for which the advisory fee is based on performance)

Edward Corallo	Mutual Funds: 39 accounts, $26.33 Billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 32 accounts, $20.35 Billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 38 accounts, $51.96 Billion total assets (2 accounts, $1.34 Billion total assets for which the advisory fee is based on performance)

Matthew Marra	Mutual Funds: 32 accounts, $20.00 Billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 1 account, $317.2 Million total assets (0 accounts, $0___total assets for which the advisory fee is based on performance)
Other Accounts: 8 accounts, $2.23 Billion total assets (1 accounts, $629.1 Million total assets for which the advisory fee is based on performance)

Deutsche Asset Management

Robert Wang	Mutual Funds: 39 accounts, $15.4 billion total assets
Other Pooled Investment Vehicles: 33 accounts, $1.6 billion total assets
Other Accounts: 34 accounts, $6.4 billion total assets (3 accounts, $37.2 million total assets for which the advisory fee is based on performance)

James Francis	Mutual Funds: 20 accounts, $7.9 billion total assets
Other Pooled Investment Vehicles: 17 accounts, $208.1 million total assets
Other Accounts: 3 accounts, $212.3 million total assets

Epoch Investment Partners, Inc.

David N. Pearl	Mutual Funds: 4 accounts, $1.0 billion total assets
Other Pooled Investment Vehicles: 24 accounts, $2.6 billion total assets (1 account, $105 million for which the advisory fee is based on performance)
Other Accounts: 87 accounts, $3.3 billion total assets (4 accounts, $411 million total assets for which the advisory fee is based on performance)

William W. Priest	Mutual Funds: 12 accounts, $2.6 billion total assets
Other Pooled Investment Vehicles: 39 accounts, $3.6 billion total assets (2 accounts, $204 million for which the advisory fee is based on performance)
Other Accounts: 142 accounts, $4.9 billion total assets (12

Number of Accounts Managed by Each Portfolio Manager
Name of Portfolio Manager	and Total Assets by Category
accounts, $818 million total assets for which the advisory fee is based on performance)

Michael A. Welhoelter	Mutual Funds: 12 accounts, $2.6 billion total assets
Other Pooled Investment Vehicles: 39 accounts, $3.6 billion total assets (2 accounts, $204 million for which the advisory fee is based on performance)
Other Accounts: 142 accounts, $4.9 billion total assets (12 accounts, $818 million total assets for which the advisory fee is based on performance)

Federated Investment Management Company

Mark Durbiano	Mutual Funds: 14 accounts, $4.0 million total assets
Other Pooled Investment Vehicles: 3 accounts, $61 million total assets
Other Accounts: 1 account, $45 million total assets

Gartmore Global Partners

Michael J. Gleason	Mutual Funds: 1 account, $62 million total assets
Other Pooled Investment Vehicles: 5 accounts, $284 million total assets
Other Accounts: 5 accounts, $310 million total assets (5 accounts, $310 million total assets for which the advisory fee is based on performance)

Brian O’Neill	Mutual Funds: 1 account, $100 million total assets
Other Pooled Investment Vehicles: 4 accounts, $448 million total assets
Other Accounts: 1 account, $17 million total assets

Neil Rogan	Mutual Funds: 2 accounts, $169 million total assets
Other Pooled Investment Vehicles: 5 accounts, $1.6 billion total assets (2 accounts, $1.2 billion total assets for which the advisory fee is based on performance)
Other Accounts: 8 accounts, $1.4 billion total assets (3 accounts, $208 million total assets for which the advisory fee is based on performance)

Alexandre Voitenok	Mutual Funds: 1 account, $62 million total assets
Other Pooled Investment Vehicles: 5 accounts, $284 million total assets
Other Accounts: 5 accounts, $310 million total assets (5 accounts, $310 million total assets for which the advisory fee is based on performance)

Edward Wallace	Mutual Funds: 0 account, $0 million total assets
Other Pooled Investment Vehicles: 0 accounts, $0 total assets
Other Accounts: 0 accounts, $0 million total assets (5 accounts, $310 million total assets for which the advisory fee is based on performance)

Goldman Sachs Asset Management, L.P.

Andrew Alford	Mutual Funds: 59 accounts, $15.9 billion total assets (12 accounts, $2.0 billion total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 64 accounts, $10.8 billion total assets (30 accounts, $4.3 billion total assets for which the advisory fee is based on performance)
Other Accounts: 836 accounts, $61.3 billion total assets (52 accounts, $21.5 billion total assets for which the advisory fee is

Number of Accounts Managed by Each Portfolio Manager
Name of Portfolio Manager	and Total Assets by Category
based on performance)

Dolores Bamford	Mutual Funds: 10 accounts, $13.7 billion total assets
Other Pooled Investment Vehicles: 2 accounts, $88.7 million total assets (2 accounts, $88.7 million total assets for which the advisory fee is based on performance)
Other Accounts: 198 accounts, $11.6 billion total assets (3 accounts, $252.6 million total assets for which the advisory fee is based on performance)

David L. Berdon	Mutual Funds: 9 accounts, $12.0 billion total assets
Other Pooled Investment Vehicles: 2 accounts, $88.7 million total assets (2 accounts, $88.7 million total assets for which the advisory fee is based on performance)
Other Accounts: 181 accounts, $10.5 billion total assets (2 accounts, $130.4 million total assets for which the advisory fee is based on performance)

Andrew Braun	Mutual Funds: 9 accounts, $12.0 billion total assets
Other Pooled Investment Vehicles: 2 accounts, $88.7 million total assets (2 accounts, $88.7 million total assets for which the advisory fee is based on performance)
Other Accounts: 181 accounts, $10.5 billion total assets (2 accounts, $130.4 million total assets for which the advisory fee is based on performance)

Scott Carroll	Mutual Funds: 10 accounts, $13.7 billion total assets
Other Pooled Investment Vehicles: 2 accounts, $88.7 million total assets (2 accounts, $88.7 million total assets for which the advisory fee is based on performance)
Other Accounts: 198 accounts, $11.6 billion total assets (3 accounts, $252.6 million total assets for which the advisory fee is based on performance)

Katinka Domotorffy	Mutual Funds: 59 accounts, $15.9 billion total assets (12 accounts, $2.0 billion total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 64 accounts, $10.8 billion total assets (30 accounts, $4.3 billion total assets for which the advisory fee is based on performance)
Other Accounts: 836 accounts, $61.3 billion total assets (52 accounts, $21.5 billion total assets for which the advisory fee is based on performance)

William Fallon	Mutual Funds: 59 accounts, $15.9 billion total assets (12

Number of Accounts Managed by Each Portfolio Manager
Name of Portfolio Manager	and Total Assets by Category
accounts, $2.0 billion total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 64 accounts, $10.8 billion total assets (30 accounts, $4.3 billion total assets for which the advisory fee is based on performance)
Other Accounts: 836 accounts, $61.3 billion total assets (52 accounts, $21.5 billion total assets for which the advisory fee is based on performance)

Sean Gallagher	Mutual Funds: 9 accounts, $12.0 billion total assets
Other Pooled Investment Vehicles: 2 accounts, $88.7 million total assets (2 accounts, $88.7 million total assets for which the advisory fee is based on performance)
Other Accounts: 181 accounts, $10.5 billion total assets (2 accounts, $130.4 million total assets for which the advisory fee is based on performance)

Eileen Rominger	Mutual Funds:12 accounts, $6.0 billion total assets
Other Pooled Investment Vehicles: 2 accounts, $88.7 million___total assets (2 accounts, $88.7 million total assets for which the advisory fee is based on performance)
Other Accounts: 165 accounts, $8.6 billion total assets (2 accounts, $130.4 million total assets for which the advisory fee is based on performance)

Invesco Advisers, Inc.

Shuxin Cao	Mutual Funds: 2 accounts, $9,434.3 million___
Other Pooled Investment Vehicles: 1 accounts, $203.3 million
Other Accounts: 4,046 accounts, $1,441.5 million

Matthew W. Dennis	Mutual Funds: 9 accounts, $7,556.2 million_
Other Pooled Investment Vehicles: 5 accounts, $358.3 million
Other Accounts: 4,045 accounts, $1,314.0 million

Jason T. Holzer	Mutual Funds: 12 accounts, $8,770.3 million
Other Pooled Investment Vehicles: 9 accounts, $3,302.7 million
Other Accounts: 4,046 accounts, $1,441.5 million

Clas G. Olsson	Mutual Funds: 10 accounts, $3,309.8 million
Other Pooled Investment Vehicles: 10 accounts, $3,309.8 million
Other Accounts: 4,046 accounts, $1,441.5 million

Barrett K. Sides	Mutual Funds: 10 accounts, $7,273.8 million
Other Pooled Investment Vehicles: 4 accounts, $405.9 million
Other Accounts: 4,046 accounts, $1,441.45 million

J.P. Morgan Investment Management Inc.

Christopher Blum	Mutual Funds: 19 accounts, $5,445 mm total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 4 accounts, $592 mm total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 6 accounts, $239 mm total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Jeroen Huysinga	Mutual Funds: 5 accounts, $840 mm assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 6 accounts, $3,242 mm total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Number of Accounts Managed by Each Portfolio Manager
Name of Portfolio Manager	and Total Assets by Category
Other Accounts: 13 accounts, $1,988 mm total assets (4 accounts, $785 mm total assets for which the advisory fee is based on performance)

Georgina Perceval Maxwell	Mutual Funds: 2 accounts, $21 mm total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 5 accounts, $920 mm total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 7 accounts, $2,103 mm total assets (3 accounts, $1,696 mm total assets for which the advisory fee is based on performance)

Dennis Ruhl	Mutual Funds: 13 accounts, $2,224 mm total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 3 accounts, $338 mm total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 7 accounts, $273 mm total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Gerd Woort-Menker	Mutual Funds: 6 accounts, $2,534 mm total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 6 accounts, $899 mm total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 2 accounts, $91 mm total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Mutual Funds: 19 accounts, $5,445 mm total assets (0 accounts, $-0 total assets for which the advisory fee is based on performance)

Logan Circle Partners, L.P.

Andrew Kronschnabel	Mutual Funds: 10 accounts, $4.7 billion total assets
Other Pooled Investment Vehicles: 0 accounts, $0 total assets
Other Accounts: 42 accounts, $3.7 billion total assets

Scott Moses	Mutual Funds: 6 accounts, $3.7 billion total assets
Other Pooled Investment Vehicles: 0 accounts, $0 total assets
Other Accounts: 29 accounts, $2.2 billion total assets

Timothy Rabe	Mutual Funds: 1 account, $177.5 million total assets
Other Pooled Investment Vehicles: 1 account, $3.7 million total assets
Other Accounts: 8 accounts, $443 million total assets

Morgan Stanley Investment Management Inc.

Theodore R. Bigman	Mutual Funds: 12 accounts, $4.0 billion total assets
Other Pooled Investment Vehicles: 12 accounts, $2.2 billion total assets
Other Accounts: 454 accounts, $7.8 billion total assets

Sam Chainani	Mutual Funds: 35 accounts, $19.3 billion total assets
Other Pooled Investment Vehicles: 4 accounts, $1.3 billion total assets

Number of Accounts Managed by Each Portfolio Manager
Name of Portfolio Manager	and Total Assets by Category
Other Accounts: 3,268 accounts, $1.2 billion___total assets
David Cohen	Mutual Funds: 35 accounts, $19.3 billion total assets
Other Pooled Investment Vehicles: 4 accounts, $1.3 billion total assets
Other Accounts: 3,268 accounts, $1.2 billion___total assets

Dennis Lynch	Mutual Funds: 35 accounts, $19.3 billion total assets
Other Pooled Investment Vehicles: 4 accounts, $1.3 billion total assets
Other Accounts: 3,268 accounts, $1.2 billion___total assets

Armistead Nash	Mutual Funds: 35 accounts, $19.3 billion total assets
Other Pooled Investment Vehicles: 4 accounts, $1.3 billion total assets
Other Accounts: 3,268 accounts, $1.2 billion___total assets

Alexander Norton	Mutual Funds: 35 accounts, $19.3 billion total assets
Other Pooled Investment Vehicles: 4 accounts, $1.3 billion total assets
Other Accounts: 3,268 accounts, $1.2 billion___total assets

Jason Yeung	Mutual Funds: 35 accounts, $19.3 billion total assets
Other Pooled Investment Vehicles: 4 accounts, $1.3 billion total assets
Other Accounts: 3,268 accounts, $1.2 billion___total assets

Morley Capital Management, Inc.

Perpetua Phillips	Mutual Funds: 3 accounts, $654,707,494 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 7 accounts, $6,152,671,300 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Paul Rocheleau	Mutual Funds: 3 accounts, $654,707,494 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 6 accounts, $1,355,778,544 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Nationwide Asset Management, LLC

Joel S. Buck	Mutual Funds: 2 accounts, $240.1 M total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 5 accounts, $966.8 M total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Gary S. Davis	Mutual Funds: 1 accounts, $86.8M total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Number of Accounts Managed by Each Portfolio Manager
Name of Portfolio Manager	and Total Assets by Category
Other Accounts: 1 accounts, $22.4M total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Gary R. Hunt	Mutual Funds: 1 accounts, $153.3M total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Neuberger Berman Fixed Income LLC

Thanos Bardas	Mutual Funds: 2 accounts, $148 million total assets ( 0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 0 accounts, $0 total assets ( 0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 32 accounts, $10.6 billion total assets ( 1 account, $943 million total assets for which the advisory fee is based on performance)

Andrew A. Johnson	Mutual Funds: 4 accounts, $4.1 billion total assets ( 0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 5 accounts, $1.8 billion total assets ( 0 account, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 76 accounts, $23.2 billion total assets (1 account, $943 million total assets for which the advisory fee is based on performance)

Neuberger Berman Management LLC

Robert D’Alelio	Mutual Funds: 1 account, $9.41 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 35 accounts, $1.80 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

John Barker	Mutual Funds: 1 account, $229 million___total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 648 accounts, $9.96 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Ingrid Dyott	Mutual Funds: 4 accounts, $2.33 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 237 accounts, $978 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Number of Accounts Managed by Each Portfolio Manager
Name of Portfolio Manager	and Total Assets by Category
Lawrence Fisher	Mutual Funds: 1 account, $229 million___total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 648 accounts, $9.96 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Daniel Fletcher	Mutual Funds: 1 account, $229 million___total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 648 accounts, $9.96 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Arthur Moretti	Mutual Funds: 4 accounts, $2.33 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 237 accounts, $978 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

S. Basu Mullick	Mutual Funds: 4 accounts, $3.06 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 2 accounts, $583 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Daniel H. Rosenblatt	Mutual Funds: 1 account, $229 million___total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 648 accounts, $9.96 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Kenneth J. Turek	Mutual Funds: 3 accounts, $811 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 0 accounts, $0 total assets (___accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 7 accounts, $623 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Judith Vale	Mutual Funds: 1 account, $9.41 billion total assets (0 accounts, $0

Number of Accounts Managed by Each Portfolio Manager
Name of Portfolio Manager	and Total Assets by Category
total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: _0___accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 35 accounts, $1.80 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

OppenheimerFunds, Inc.

Marc L. Baylin	Mutual Funds: 8 accounts, $11.1 million total assets ( 0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 1 account, $134 Million total assets ( 0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 1 account, $1.0 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Ronald J. Zibelli, Jr.	Mutual Funds: 3 accounts, $1.7 million total assets ( 0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 1 account, $15 million total assets ( 0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 0 accounts, $0 total assets ( 0 accounts, $0 total assets for which the advisory fee is based on performance)

Putnam Investment Management, LLC

Eric N. Harthun	Mutual Funds: 5 accounts, $1.1 billion total assets
Other Pooled Investment Vehicles: 3 accounts, $55 million total assets
Other Accounts: 4 accounts, $392 million total assets

RiverSource Investments LLC

Steve Schroll	Mutual Funds: 12 accounts, $14.9 billion total assets (9 accounts, $14.6 billion total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 2 accounts, $52 million total assets
Other Accounts: 19 accounts, $513 million total assets

Laton Spahr	Mutual Funds:12 accounts, $14.9 billion total assets (9 accounts, $14.6 billion total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 2 accounts, $52 million total assets
Other Accounts: 17 accounts, $513 million total assets

Paul Stocking	Mutual Funds: 12 accounts, $14.9 billion total assets (9 accounts, $14.6 billion total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 2 accounts, $52 million total assets
Other Accounts: 20 accounts, $518 million total assets

Templeton Investment Counsel, LLC

Antonio Docal	Mutual Funds: 7 accounts, $7,703.5 total assets
Other Pooled Investment Vehicles: 4 accounts, $985.8 total assets (1 accounts, $114.2 total assets for which the advisory fee is

Number of Accounts Managed by Each Portfolio Manager
Name of Portfolio Manager	and Total Assets by Category
based on performance)

Other Accounts: 54 accounts, $6,340.7 total assets

Gary P. Motyl	Mutual Funds: 11 accounts, $11,811.0 total assets
Other Pooled Investment Vehicles: 8 accounts, $1780.8 total assets (1 accounts, $114.2 total assets for which the advisory fee is based on performance)
Other Accounts: 50 accounts, $8448.4 total assets

Peter Nori	Mutual Funds: 9 accounts, $12747.4 total assets
Other Pooled Investment Vehicles: 3 accounts, $1049.2 total assets
Other Accounts: 29 accounts, $4447.3 total assets

Thompson, Siegel & Walmsley LLC

Brett P. Hawkins	Mutual Funds: 1 account, $245.6 million total assets
Other Pooled Investment Vehicles: 1 account, $7.5 million total assets
Other Accounts: 63 accounts, $1.5 billion total assets

John S. Pickler	Mutual Funds: 3 accounts, $830.4 million total assets
Other Pooled Investment Vehicles: 1 account, $7.5 million total assets
Other Accounts: 88 account, $2.4 billion total assets

Van Kampen Asset Management

Devin Armstrong	Mutual Funds: 15 accounts, $15.5 billion total assets
Other Pooled Investment Vehicles: 1 account, $318 million total assets
Other Accounts: 5,695 accounts, $695 million total assets

Kevin Holt	Mutual Funds: 15 accounts, $15.5 billion total assets
Other Pooled Investment Vehicles: 1 account, $318 million total assets
Other Accounts: 5,695 accounts, $695 million total assets

Jason Leder	Mutual Funds: 15 accounts, $15.5 billion total assets
Other Pooled Investment Vehicles: 1 account, $318 million total assets
Other Accounts: 5,695 accounts, $695 million total assets

James Warwick	Mutual Funds: 15 accounts, $15.5 billion total assets
Other Pooled Investment Vehicles: 1 account, $318 million total assets
Other Accounts: 5,695 accounts, $695 million total assets

Waddell & Reed

Kenneth McQuade	Mutual Funds: 5 accounts, $861 million total assets
Other Pooled Investment Vehicles: 0 accounts, $0 total assets
Other Accounts: 23 accounts, $858 million total assets

Mark Seferovich	Mutual Funds: 4 accounts, $505 million total assets
Other Pooled Investment Vehicles: 0 accounts, $0 total assets
Other Accounts: 23 accounts, $858 million total assets

Gilbert Scott, CFA	Mutual Funds: 2 accounts, $1.0 billion total assets
Other Pooled Investment Vehicles: 2 accounts, $49 million total assets
Other Accounts: 0 accounts, $0 million total assets

Wellington Management Company, LLP

David R. Fassnacht, CFA	Mutual Funds: 7 accounts, $2.1 billion total assets (1 account, $409 million total assets for which the advisory fee is based on performance)

Number of Accounts Managed by Each Portfolio Manager
Name of Portfolio Manager	and Total Assets by Category
Other Pooled Investment Vehicles: 8 accounts, $586 million total assets
Other Accounts: 3 accounts, $1.0 billion total assets (1 account, $905 million total assets for which the advisory fee is based on performance)

James N. Mordy	Mutual Funds: 12 accounts, $12.2 billion total assets (2 accounts, $9.1 billion total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 2 accounts, $84 million total assets
Other Accounts: 9 accounts, $1.3 billion total assets (1 account, $18 million total assets for which the advisory fee is based on performance)

David W. Palmer, CFA	Mutual Funds: 5 accounts, $2.0 billion total assets (1 account, $409 million total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 0 accounts, $0 total assets
Other Accounts: 0 accounts, $0 total assets

Wells Capital Management, Inc.

Michael Harris	Mutual Funds: 9 accounts, $3.6 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 3 account, $36 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 128 accounts, $5.8 million total assets (0_ accounts, $0 total assets for which the advisory fee is based on performance)

Thomas J. Pence	Mutual Funds: 11 accounts, $4.4 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 4 account, $44 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: _185 accounts, $7.0 million total assets (0_ accounts, $0 total assets for which the advisory fee is based on performance)

Michael Smith	Mutual Funds:_3 accounts, $1.8 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 1 account, $11 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: _85 accounts, $2.7 million total assets (0_ accounts, $0 total assets for which the advisory fee is based on performance)
POTENTIAL CONFLICTS OF INTEREST
Aberdeen Asset Management Inc.
     The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, Aberdeen believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, Aberdeen has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.
     In some cases, another account managed by the same portfolio manager may compensate Aberdeen based on the performance of the portfolio held by that account. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.
     Another potential conflict could include instances in which securities considered as investments for the Fund also may be appropriate for other investment accounts managed by Aberdeen or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, Aberdeen may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of Aberdeen that the benefits from Aberdeen’s organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.
AllianceBernstein L.P.
Investment Professional Conflict of Interest Disclosure
     As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.
Employee Personal Trading

     AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase and/or notionally in connection with deferred incentive compensation awards. AllianceBernstein’s Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code also requires pre-clearance of all securities transactions (except transactions in open-end mutual funds) and imposes a 90 day holding period for securities purchased by employees to discourage short-term trading.
Managing Multiple Accounts for Multiple Clients
     AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client’s account, nor is it directly tied to the level or change in level of assets under management.
Allocating Investment Opportunities
     AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.
     AllianceBernstein’s procedures are also designed to prevent potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.

     To address these conflicts of interest, AllianceBernstein’s policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.
American Century Investment Management, Inc./American Century Global Investment Management Inc.
Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. American Century has adopted policies and procedures that are designed to minimize the effects of these conflicts.
Responsibility for managing American Century client portfolios is organized according to investment discipline. Investment disciplines include, for example, quantitative equity, small- and mid-cap growth, large-cap growth, value, international, fixed income, asset allocation, and sector funds. Within each discipline are one or more portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.
For each investment strategy, one portfolio is generally designated as the “policy portfolio.” Other portfolios with similar investment objectives, guidelines and restrictions are referred to as “tracking portfolios.” When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. American Century’s trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. Portfolio managers make purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not.
American Century may aggregate orders to purchase or sell the same security for multiple portfolios when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. American Century has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. Because initial public offerings (IPOs) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, American Century has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. Fixed income securities transactions are not executed through a centralized trading desk. Instead, portfolio teams are responsible for executing trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed income order management system.
Finally, investment of American Century’s corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, American Century has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to American Century to the detriment of client portfolios.

Barings International Investment Limited
A portfolio manager may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the Fund. Potential conflicts may arise out of (a) the portfolio manager’s execution of different investment strategies for various accounts or (b) the allocation of investment opportunities among the portfolio manager’s accounts with the same strategy.
A potential conflict of interest may arise as a result of the portfolio manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio manager may also manage accounts whose objectives and policies differ from that of the Fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund maintained its position in that security.
A potential conflict may arise when the portfolio manager is responsible for accounts that have different advisory fees – the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when the portfolio manager has an investment in one or more accounts that seek to purchase or dispose of the same securities. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. Barings has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers within Barings are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, the Barings Group utilizes a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation.
BlackRock Investment Management, LLC
BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Funds. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. In this connection, it should be noted that Messrs. Arledge, Corallo and Marra and Ms. Jelilian currently manage certain accounts that are subject to performance fees. In addition, a portfolio manager may assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.
As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.
Deutsche Asset Management
In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Fund. The subadvisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other “access persons” to invest in securities that may be recommended or traded in the Fund and other client accounts.
Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:
•	Certain investments may be appropriate for the Fund and also for other clients advised by the subadvisor, including other client accounts managed by the Fund’s portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the subadvisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Fund may differ from the results achieved for other clients of the subadvisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the subadvisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the subadvisor in the interest of achieving the most favorable net results to the Fund and the other clients.

•	To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The subadvisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

•	In some cases, an apparent conflict may arise where the subadvisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The subadvisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the subadvisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

•	The subadvisor and its affiliates and the investment team of the Fund may manage other mutual funds and separate accounts on a long only or a long-short basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The subadvisor has adopted procedures that it believes are reasonably designed to mitigate these and other potential conflicts of interest. Included in these procedures are specific guidelines developed to provide fair and equitable treatment for all clients whose accounts are managed by each Fund’s portfolio management team. The subadvisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

The subadvisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the subadvisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the “Firm”) are engaged in businesses and have interests in addition to managing asset management accounts, such wide ranging activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients’ advisory accounts. The Advisor may take investment positions in securities in which other clients or related persons within the Firm have different investment positions. There may be instances in which the Advisor is purchasing or selling for its client accounts, or pursuing an outcome in the context of a workout or restructuring with respect to, securities in which the Firm is undertaking the same or differing strategy in other business or other client accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the subadvisor’s advisory clients, including the Fund. The subadvisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to the Fund’s Board.
Epoch Investment Partners, Inc. (“Epoch”)
Epoch’s solitary line of business is investment management; therefore, Epoch believes it would not have any significant conflicts of interest in the management of the Fund other than those conflicts of interest that are customary in asset management. For example, as an asset manager to multiple accounts, Epoch faces conflicts of interest related to the allocation of securities, the sequencing of transactions, fee arrangements, the use of brokerage activity to acquire research or brokerage services, and proxy voting. Epoch faces other conflicts of interest related to the personal trading activities of its employees as well as the corporate investment activities of Epoch itself. Each portfolio manager and analyst at Epoch provides portfolio services to either separately managed accounts or other pooled investment vehicles, including hedge funds.
Federated Investment Management Company
As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”). The Sub-Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

Gartmore Global Partners (“GGP”)
Conflicts of Interest
As a registered adviser, and as a fiduciary to our advisory clients, our firm has a duty to always act in the best interests of our clients’ and treat them fairly. GGP must ensure that conflicts of interest are properly managed and full and fair disclosure of all material facts including conflicts of interest is made to or our clients or to potential clients.
The following is a list of some potential conflicts of interest that can arise in the course of normal investment management business activities together with a summary of GGP’s policy in that area:
Dealing in investments as agent for more than one party
Conflicts of interest exist when a portfolio management firm manages multiple client portfolios. GGP addresses these potential conflicts through the operation of dealing policies designed to ensure the fair and equal treatment of all clients e.g. the allocation of aggregated trades among clients.
Side-by-Side management
Conflicts of interest exist when a portfolio management firm manages multiple client portfolios and in particular when a traditional long-only fund, is managed by the same portfolio management firm as a hedge fund. In addition to the dealing policies identified above, Gartmore has undertaken a full review of the potential conflicts associated with side-by-side management to ensure that all clients are treated fairly on an ongoing basis.
Dealing in investments as principal in connections with the provision of seed capital
A conflict of interest exists when a portfolio management firm manages its own money alongside client money. GGP generally does not trade for its own account. However, GGP and its affiliates have provided the seed capital to certain investment vehicles that have been established by GGP group entities. GGP serves as the investment manager to these investment vehicles. GGP operates dealing policies designed to ensure the fair and equal treatment of all clients e.g. the allocation of aggregated trades among clients. These policies ensure that any portfolios in which GGP has an investment interest do not receive favorable treatment relative to other client portfolios.
Directorships and External Arrangements
Certain GGP staff may hold positions in external organizations. There is a potential risk that GGP personnel may place their own interests (resulting from outside employment /directorships) ahead of the interests of GGP clients. Before accepting an executive or non-executive directorship or any other appointment in another company, employees, including executive directors, must obtain the prior approval of GGP’s Legal Department.
The Legal Department will only permit appointments that would not present a conflict of interest with the GGP employee’s responsibilities to GGP clients.
Dual agency
Dual Agency (also known as Cross Trading) concerns those transactions where GGP may act as agent for both the buyer and seller. In such circumstances there is a potential conflict of interest as it may be possible to favour one client over another when establishing the execution price and/or commission rate. GGP looks to ensure that all trades are placed through an external broker at a fair price for all parties involved in the trade.
Employee Compensation
There is a potential risk that GGP’s compensation structure may incentivize employees to place their interests ahead of client interests, or, place one client’s interests ahead of another. GGP’s compensation structure does not provide incentives for any member staff to favour any client (or group of clients). Incentives (Bonus and Equity Programs) focus on the key areas of research quality, long-term and short-

term performance, teamwork, client service and marketing. At GGP, the investment management of particular portfolios is not “star manager” based but uses a team system.
This means that GGP’s investment professionals are primarily assessed on their contribution to the team’s effort and results, though with an important element of their assessment being focused on the quality of their individual research contribution.
Cherry Picking
Cherry picking is an abusive practice whereby an investment firm misrepresents its stock selecting skills by only showing top performing securities in promoting its investment services. GGP’s production of marketing materials is centrally controlled and independently reviewed to ensure that all materials are clear, fair and not misleading.
Goldman Sachs Asset Management, L.P.
Conflicts of Interest. GSAM’s portfolio managers are often responsible for managing one or more of the Portfolios as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Portfolio and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.
GSAM has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, GSAM has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, GSAM has adopted policies limiting the circumstances under which cross-trades may be effected between a Portfolio and another client account. GSAM conducts periodic reviews of trades for consistency with these policies.
Invesco Advisers, Inc.
     Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and /or other accounts may be presented with one or more of the following potential conflicts:
•	The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. Invesco seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.
•	If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, Invesco and the Funds have adopted procedures for allocating portfolio transactions across multiple accounts.

•	Invesco determines which broker to use to execute each order for securities transactions for the Funds, consistent with its duty to seek best execution of the transaction. However, for certain other accounts (such as mutual funds for which Invesco or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Invesco may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.
•	Finally, the appearance of a conflict of interest may arise where Invesco has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.
          Invesco and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.
J.P. Morgan Investment Management Inc.
The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Fund (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.
Responsibility for managing J.P. Morgan Investment Management Inc. (JP Morgan)’s and its affiliates clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimize the potential for conflicts of interest.
JP Morgan and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the Fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for JP Morgan and its affiliates or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, JP Morgan or its affiliates could be viewed as having a conflict of interest to the extent that JP Morgan or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in JP Morgan’s or its affiliate’s employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon JP Morgan and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JP Morgan or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JP Morgan and its affiliates may be perceived as causing accounts they manage to participate in an offering to increase JP Morgan’s or its affiliates’ overall allocation of securities in that offering.
A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JP Morgan or its affiliates manage accounts that engage in short sales of securities of the type in which the Fund invests, JP Morgan or its affiliates could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.
As an internal policy matter, JP Morgan may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments JP Morgan or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude a Fund from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the Fund’s objectives.
The goal of JP Morgan and its affiliates is to meet their fiduciary obligation with respect to all clients. JP Morgan and its affiliates have policies and procedures that seek to manage conflicts. JP Morgan and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with JP Morgan’s Codes of Ethics and JPMC’s Code of Conduct. With respect to the allocation of investment opportunities, JP Morgan and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:
Orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with JP Morgan’s duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, JP Morgan or its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.
Purchases of money market instruments and fixed income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, JP Morgan and its affiliates attempt to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JP Morgan or its affiliates so that fair and equitable allocation will occur over time
Logan Circle Partners, L.P.
Logan Circle Partners has implemented policies and procedures designed to prevent and monitor potential conflicts of interests. These policies and procedures include but are not limited to the Code of Ethics and Trading procedures.
Morgan Stanley Investment Management Inc. and Van Kampen Asset Management
Because the portfolio managers may manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Investment Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest could exist to the extent the Investment Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Investment Adviser’s employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Investment Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Investment Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Investment Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.
Morley Capital Management, Inc.
It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of the Funds and other similar accounts. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and the other accounts he/she advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. Morley Capital Management has established policies and procedures designed to resolve material conflicts of interest in a fair and equitable manner. When such conflicts arise, employees of Morley Capital Management, including portfolio management staff, seek to resolve the conflict in manner equitable to all parities although there is no guarantee that procedures adopted under such policies will detect or resolve every situation in which a conflict exists.
Nationwide Asset Management, LLC
It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of the Funds on the one hand and other accounts for which the portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts she advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by the same portfolio manager may compensate NWAM or its affiliate based on the performance of the portfolio held by that account. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise her discretion in a manner that she believes is equitable to all interested persons. NWAM has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.
Neuberger Berman Fixed Income LLC
NBFI’s portfolio managers are often responsible for managing multiple accounts (including proprietary accounts), which may include separately managed advisory accounts (managed on behalf of institutions such as pension and other retirement plans, corporations, insurance companies, foundations, endowments, trusts, and individuals), mutual funds, various pooled investment vehicles and wrap fee programs. Actual or potential conflicts of interest may arise between a portfolio manager’s management of the investments in the Fund and the management of other accounts. As a result, NBFI and its affiliates have adopted policies and procedures designed to mitigate and manage these conflicts.
Accounts other than the Fund may or may not have similar investment objectives and strategies, benchmarks and time horizons as the Fund. Generally, portfolios in a particular product strategy with similar strategies and objectives are managed similarly. However, portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may take actions on behalf of the Fund that may differ from the timing or nature of action taken with respect to other accounts. For instance, portfolio managers may purchase or sell certain securities for one account and not another. Securities purchased in one account may perform better than the securities purchased in another. Similarly, the sale of securities from one account may cause that account to perform better than others if the value of those securities still held in the other accounts decline. Furthermore, a portfolio manager managing more than one account could take positions in certain accounts that appear inconsistent. A portfolio manager may take a short position in a security that may be held long in another account he manages. For instance, where a portfolio manager wants to take a short position in an account that prohibits shorting, a similar effect may be accomplished by holding the security long but underweighting its position relative to a benchmark.. Additional reasons for such portfolio positionings may include, but are not limited to, suitability, capital structure arbitrage, model driven trading, hedging, and client direction. NBFI has policies and procedures in place that seek to manage and monitor this conflict.
Potential conflicts of interest may also arise when aggregating and/or allocating trades. NBFI will frequently aggregate trades (both buys and sells) for a client with other NBFI clients when it is determined that such aggregation should result in a more favorable trade execution for such client. NBFI has also adopted trade allocation policies and procedures that seek to treat all clients fairly and equitably when there is a limited investment opportunity that may be suitable for more than one portfolio. NBFI’s trade allocation procedures seek to ensure that no client is favored over another. However, there are numerous factors that might affect whether a particular account participates in a trade allocation or be allocated a different amount than other accounts. Such factors include, but are not limited to, client guidelines, suitability, cash flows, strategy or product specific considerations, issuer or sector exposure considerations and de minimis allocations.
The fees charged to advisory clients by NBFI may differ depending upon a number of factors, including but not limited to, the particular strategy, the size of the portfolio being managed and the investment vehicle. In addition, certain accounts are subject to performance based fees. These differences may give rise to a potential conflict that a portfolio manager may favor the higher fee-paying account over others. To address this conflict, NBFI, as discussed above, has adopted allocation policies that are intended to fairly allocate investment opportunities among client accounts.
Neuberger Berman Management LLC
Actual or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one Fund or other account. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different or similar objectives, benchmarks, time horizons, and fees as the Portfolio Manager must allocate his time and investment ideas across multiple funds and accounts. The Portfolio Manager may execute transactions for another fund or account that may adversely impact the value of securities held by the fund. Moreover, if a Portfolio Manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, a Fund may not be able to take full advantage of that opportunity. Securities selected for funds or accounts other than the fund may outperform the securities selected for the fund. NB Management, Neuberger Berman and each Fund have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.
OppenheimerFunds, Inc.
In addition to managing the Fund’s investment portfolio, Mr. Zibelli and Mr. Baylin also manage other investment portfolios and other accounts, on behalf of the Manager or its affiliates. Potentially, at times, those responsibilities could conflict with the interests of the Fund. That may occur whether the investment objectives and strategies of the other funds or accounts are the same as, or different from, the Fund’s investment objectives or strategies. For example the Portfolio Manager may need to allocate investment opportunities between the Fund and another fund or account having similar objectives or strategies, or he may need to execute transactions for another fund or account that could have a negative impact on the values of securities held by the Fund. Not all funds and accounts advised by the Manager have the same management fee. If the management fee structure of another fund or account is more advantageous to the Manager than the fee structure of the Fund, the Manager could have an incentive to favor the other fund or account. However, the Manager’s compliance procedures and Code of Ethics recognize the Manager’s fiduciary obligation to treat all of its clients, including the Fund, fairly and equitably, and are designed to preclude the Portfolio Manager from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of ethics may not always be adequate to do so. At various times, the Fund’s Portfolio Manager may manage other funds or accounts with investment objectives and strategies similar to those of the Fund, or he may manage funds or accounts with different investment objectives and strategies.
Putnam Investment Management, LLC
Potential conflicts of interest in managing multiple accounts. Like other investment professionals with multiple clients, the fund’s Portfolio Manager(s) may face certain potential conflicts of interest in connection with managing both the fund and the other accounts. The paragraphs below describe some of these potential conflicts, which Putnam Management believes are faced by investment professionals at most major financial firms. As described below, Putnam Management and the Trustees of the Putnam funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.
The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:
• The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.
• The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.
• The trading of other accounts could be used to benefit higher-fee accounts (front- running).
• The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.
Putnam Management attempts to address these potential conflicts of interest relating to higher-fee accounts through various compliance policies that are generally intended to place all accounts, regardless of fee structure, on the same footing for investment management purposes. For example, under Putnam Management’s policies:
• Performance fee accounts must be included in all standard trading and allocation procedures with all other accounts.
• All accounts must be allocated to a specific category of account and trade in parallel with allocations of similar accounts based on the procedures generally applicable to all accounts in those groups (e.g., based on relative risk budgets of accounts).
• All trading must be effected through Putnam’s trading desks and normal queues and procedures must be followed (i.e., no special treatment is permitted for performance fee accounts or higher-fee accounts based on account fee structure).
• Front running is strictly prohibited.
• The fund’s Portfolio Manager(s) may not be guaranteed or specifically allocated any portion of a performance fee.
As part of these policies, Putnam Management has also implemented trade oversight and review procedures in order to monitor whether particular accounts (including higher-fee accounts or performance fee accounts) are being favored over time.
Potential conflicts of interest may also arise when the Portfolio Manager(s) have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, Putnam Management’s investment professionals do not have the opportunity to invest in client accounts, other than the Putnam funds. However, in the ordinary course of business, Putnam Management or related persons may from time to time establish “pilot” or “incubator” funds for the purpose of testing proposed investment strategies and products prior to offering them to clients. These pilot accounts may be in the form of registered investment companies, private funds such as partnerships or separate accounts established by Putnam Management or an affiliate. Putnam Management or an affiliate supplies the funding for these accounts. Putnam employees, including the fund’s Portfolio Manager(s), may also invest in certain pilot accounts. Putnam Management, and to the extent applicable, the Portfolio Manager(s) will benefit from the favorable investment performance of those funds and accounts. Pilot funds and accounts may, and frequently do, invest in the same securities as the client accounts. Putnam Management’s policy is to treat pilot accounts in the same manner as client accounts for purposes of trading allocation – neither favoring nor disfavoring them except as is legally required. For example, pilot accounts are normally included in Putnam Management’s daily block trades to the same extent as client accounts (except that pilot accounts do not participate in initial public offerings).
A potential conflict of interest may arise when the fund and other accounts purchase or sell the same securities. On occasions when the Portfolio Manager(s) consider the purchase or sale of a security to be in the best interests of the fund as well as other accounts, Putnam Management’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the fund or another account if one account is favored over another in allocating the securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. Putnam Management’s trade allocation policies generally provide that each day’s transactions in securities that are purchased or sold by multiple accounts are, insofar as possible, averaged as to price and allocated between such accounts (including the fund) in a manner which in Putnam Management’s opinion is equitable to each account and in accordance with the amount being purchased or sold by each account. Certain exceptions exist for specialty, regional or sector accounts. Trade allocations are reviewed on a periodic basis as part of Putnam Management’s trade oversight procedures in an attempt to ensure fairness over time across accounts.
“Cross trades,” in which one Putnam account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay, or if such trades result in more attractive investments being allocated to higher-fee accounts. Putnam Management and the fund’s Trustees have adopted compliance procedures that provide that any transactions between the fund and another Putnam-advised account are to be made at an independent current market price, as required by law.
Another potential conflict of interest may arise based on the different investment objectives and strategies of the fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than the fund. Depending on another account’s objectives or other factors, the Portfolio Manager(s) may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to the fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by the Portfolio Manager(s) when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. As noted above, Putnam Management has implemented trade oversight and review procedures to monitor whether any account is systematically favored over time.
The fund’s Portfolio Manager(s) may also face other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the fund and other accounts.

RiverSource Investments, LLC
RiverSource Investments portfolio managers may manage one or more mutual funds as well as other types of accounts, including hedge funds, proprietary accounts, separate accounts for institutions and individuals, and other pooled investment vehicles. Portfolio managers make investment decisions for an account or portfolio based on its investment objectives and policies, and other relevant investment considerations. A portfolio manager may manage another account whose fees may be materially greater than the management fees paid by the fund and may include a performance-based fee. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, competing investment decisions made for different accounts and the aggregation and allocation of trades. In addition, RiverSource Investments monitors a variety of areas (e.g., allocation of investment opportunities) and compliance with the firm’s Code of Ethics, and places additional investment restrictions on portfolio managers who manage hedge funds and certain other accounts.
RiverSource Investments has a fiduciary responsibility to all of the clients for which it manages accounts. RiverSource Investments seeks to provide best execution of all securities transactions and to aggregate securities transactions and then allocate securities to client accounts in a fair and equitable basis over time. RiverSource Investments has developed policies and procedures, including brokerage and trade allocation policies and procedures, designed to mitigate and manage the potential conflicts of interest that may arise from the management of multiple types of accounts for multiple clients.
In addition to the accounts above, portfolio managers may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the fund. The investment manager’s Code of Ethics is designed to address conflicts and, among other things, imposes restrictions on the ability of the portfolio managers and other “investment access persons” to invest in securities that may be recommended or traded in the fund and other client accounts.
Templeton Investment Counsel, LLC
Conflicts. The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Funds. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts. The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus. Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest. The manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Thompson, Siegel & Walmsley LLC
TS&W has identified a number of real, potential or perceived conflicts of interest and adopted various procedures and internal controls to review, monitor and ensure the possible effects of conflicts are minimized. Conflicts of interest:

•	A portfolio manager managing multiple accounts or strategies may result in a portfolio manager devoting unequal time and attention to the management of each account. TS&W seeks to manage these competing interests by having co-portfolio manager focus on a specific investment strategy. In addition, the use of a common investment process across all investment strategies, including this Fund, assists in addressing this conflict.

•	Portfolio managers may identify securities that are appropriate investments for more than one account and/or strategy. Whenever decisions are made to buy or sell securities for the Fund and one or more other accounts or strategies simultaneously, TS&W may aggregate the purchases and sales. It will allocate the executions in a manner, typically pro rata or in a manner that TS&W believes equitable under the circumstances. As a result, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. TS&W feels its allocation procedures appropriately address this potential conflict arising from simultaneous transactions.

•	TS&W’s Code of Ethics is designed to detect and prevent conflicts of interest when its portfolio managers and other TS&W personnel, own, buy or sell securities that may be owned, bought or sold by the Fund or other TS&W clients. TS&W’s Code of Ethics addresses this potential conflict by maintaining specific pre-clearance procedures, including blackout dates and restricted lists.

•	The simultaneous management of long and short portfolios may create a conflict including the risk that the short sale activity could adversely affect the market value of long position and vice versa. TS&W has adopted procedures it believes are reasonably designed to mitigate this potential conflict. TS&W has two strategies that may short securities. The TS&W 130/30 strategy is prohibited from shorting any security held in any TS&W primary strategy and the one other strategy permitted to short securities may only short securities held in a TS&W primary strategy if it is in excess of a $10 billion market capitalization.

•	TS&W may trade its proprietary account in conjunction with other client accounts. TS&W addresses this conflict by identifying that this practice may exist in its Form ADV Part II, and that trading in proprietary accounts is to be performed in a manner that does not give an improper advantage to TS&W’s proprietary account to the detriment of any client account.

Waddell & Reed Investment Management Company
Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or account, such as the following:
•	The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. WRIMCO seeks to manage such competing interests for the time and attention of the portfolio managers by having a portfolio manager focus on a particular investment discipline. Most other accounts managed by the portfolio managers are managed using the same investment models that are used in connection with the management of this Fund.

•	The portfolio manager might execute transactions for another fund or account that may adversely impact the value of securities held by the fund. Securities selected for funds or accounts other than the fund might outperform the securities selected for the Fund. Waddell & Reed seeks to manage this potential conflict by requiring all portfolio transactions to be allocated pursuant to Waddell & Reed’s adopted Allocation Procedures.
WRIMCO and the Funds have adopted certain compliance procedures, including the Code of Ethics and Allocation Procedures, as identified, which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.
Wellington Management Company, LLP
     Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Fund’s managers listed in the prospectus, who are primarily responsible for the day-to-day management of the Fund (“Investment Professionals”), generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations, and risk profiles that differ from those of the Fund. The Investment Professionals make investment decisions for each account, including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies, and/or holdings to that of the Fund.
     The Investment Professionals or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an Investment Professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, an Investment Professional may purchase the same security for the Fund and one or more other accounts at or about the same time, and in those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Fund. Because incentive payments paid by Wellington Management to the Investment Professionals are tied to revenues earned by Wellington Management, and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.
     Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

Wells Capital Management, Inc.
Wells Capital Management’s Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Wells Capital Management has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

APPENDIX D
5% SHAREHOLDERS

	Number of Shares Beneficially	Percentage of the Class
Name and Address of Shareholder	Owned	Held by the Shareholder
ALLIANCEBERNSTEIN NVIT GLOBAL FIXED INCOME FUND CLASS III

NATIONWIDE MUTUAL INSURANCE COMPANY	2,605,034.42	86.77%
1 NATIONWIDE PLZ 1-33-13 COLUMBUS, OH 43215

NATIONWIDE LIFE INSURANCE COMPANY	242,430.47	8.08%
NWVAII PO BOX 18229 COLUMBUS, OH 43218

ALLIANCEBERNSTEIN NVIT GLOBAL FIXED INCOME FUND CLASS VI

NATIONWIDE LIFE INSURANCE COMPANY	18,348.91	76.95%
PMLIC-VLI PO BOX 18229 COLUMBUS, OH 43218

NATIONWIDE LIFE INSURANCE CO	1,994.64	8.36%
NWVA-B PO BOX 18229 COLUMBUS, OH 43218

NATIONWIDE LIFE AND ANNUITY INSURANCE CO	1,430.09	6.00%
PLACA-VLI PO BOX 18229 COLUMBUS, OH 43218

AMERICAN CENTURY NVIT MULTI CAP VALUE FUND CLASS I

NATIONWIDE MUTUAL INSURANCE COMPANY	314,615.44	87.33%
1 NATIONWIDE PLZ 1-33-13 COLUMBUS, OH 43215

NATIONWIDE LIFE INSURANCE COMPANY	24,901.52	6.91%
PO BOX 18229 COLUMBUS, OH 43218

AMERICAN CENTURY NVIT MULTI CAP VALUE FUND CLASS II

NATIONWIDE LIFE INSURANCE COMPANY	467,765.24	99.78%
NWVAII PO BOX 18229 COLUMBUS, OH 43218

	Number of Shares Beneficially	Percentage of the Class
Name and Address of Shareholder	Owned	Held by the Shareholder
FEDERATED NVIT HIGH INCOME BOND FUND CLASS I

NATIONWIDE LIFE INSURANCE COMPANY	5,464,935.45	45.16%
PO BOX 18229 COLUMBUS, OH 43218

NATIONWIDE LIFE INSURANCE COMPANY	3,336,496.58	27.57%
PO BOX 18229 COLUMBUS, OH 43218

NATIONWIDE LIFE INSURANCE COMPANY NWVAII	1,478,040.95	12.21%
PO BOX 18229 COLUMBUS, OH 43218

NATIONWIDE LIFE INSURANCE COMPANY	1,211,000.30	10.01%
PO BOX 18229 COLUMBUS, OH 43218

FEDERATED NVIT HIGH INCOME BOND FUND CLASS III

NATIONWIDE LIFE INSURANCE COMPANY NWVAII	9,539,266.21	43.94%
PO BOX 18229 COLUMBUS, OH 43218

NATIONWIDE LIFE INSURANCE COMPANY NWVA9	4,900,658.22	22.57%
PO BOX 18229 COLUMBUS, OH 43218

NATIONWIDE LIFE INSURANCE COMPANY	3,988,496.41	18.37%
NWVA4 PO BOX 18229 COLUMBUS, OH 43218

NATIONWIDE LIFE INSURANCE COMPANY	1,572,651.92	7.24%
NWVLI4 PO BOX 18229 COLUMBUS, OH 43218

GARTMORE NVIT INTERNATIONAL EQUITY FUND CLASS I

NATIONWIDE LIFE INSURANCE COMPANY	715,609.68	61.50%
NWVLI4 PO BOX 18229 COLUMBUS, OH 43218

NATIONWIDE LIFE INSURANCE COMPANY	163,804.92	14.08%
NWPP PO BOX 18229 COLUMBUS, OH 43218

NATIONWIDE LIFE INSURANCE COMPANY	119,265.53	10.25%
NWVLI2 PO BOX 18229 COLUMBUS, OH 43218

	Number of Shares Beneficially	Percentage of the Class
Name and Address of Shareholder	Owned	Held by the Shareholder
NATIONWIDE LIFE INSURANCE COMPANY	74,239.87	6.38%
NWVA9 PO BOX 18229 COLUMBUS, OH 43218

NATIONWIDE INSURANCE COMPANY	70,978.16	6.10%
PO BOX 18229 COLUMBUS, OH 43218

GARTMORE NVIT INTERNATIONAL EQUITY FUND CLASS III

NATIONWIDE LIFE INSURANCE COMPANY	4,166,000.51	48.86%
NWVAII PO BOX 18229 COLUMBUS, OH 43218

NATIONWIDE LIFE INSURANCE COMPANY	3,322,651.54	38.97%
PO BOX 18229 COLUMBUS, OH 43218

NATIONWIDE LIFE INSURANCE COMPANY	470,246.60	5.51%
PO BOX 18229 COLUMBUS, OH 43218

NATIONWIDE LIFE INSURANCE COMPANY	445,629.18	5.23%
PO BOX 18229 COLUMBUS, OH 43218

GARTMORE NVIT INTERNATIONAL EQUITY FUND CLASS VI

NATIONWIDE LIFE INSURANCE COMPANY	2,024,044.21	87.66%
NWVAII PO BOX 18229 COLUMBUS, OH 43218

GARTMORE NVIT WORLDWIDE LEADERS FUND CLASS I

NATIONWIDE LIFE INSURANCE COMPANY	720,684.66	59.54%
PO BOX 18229 COLUMBUS, OH 43218

NATIONWIDE LIFE INSURANCE COMPANY	396,047.04	32.72%
PO BOX 18229 COLUMBUS, OH 43218

GARTMORE NVIT WORLDWIDE LEADERS FUND CLASS III

NATIONWIDE LIFE INSURANCE COMPANY	553,874.88	68.89%
PO BOX 18229 COLUMBUS, OH 43218

NATIONWIDE LIFE INSURANCE COMPANY	234,545.56	29.17%
NWVAII PO BOX 18229 COLUMBUS, OH 43218

	Number of Shares Beneficially	Percentage of the Class
Name and Address of Shareholder	Owned	Held by the Shareholder
GARTMORE NVIT WORLDWIDE LEADERS FUND CLASS VI

NATIONWIDE LIFE INSURANCE COMPANY	81,634.62	98.40%
NWVAII PO BOX 18229 COLUMBUS, OH 43218

NEUBERGER BERMAN NVIT MULTI CAP OPPORTUNITIES FUND CLASS I

NATIONWIDE LIFE INSURANCE COMPANY	11,646,273.26	40.93%
NWVAII PO BOX 18229 COLUMBUS, OH 43218

NATIONWIDE LIFE INSURANCE COMPANY	11,407,864.78	40.09%
PO BOX 18229 COLUMBUS, OH 43218

NATIONWIDE LIFE INSURANCE COMPANY	1,775,854.64	6.24%
PMLIC-VLI C/O IPO PORTFOLIO ACCOUNTING PO BOX 18229 COLUMBUS, OH 43218

NATIONWIDE LIFE INSURANCE COMPANY	1,720,110.81	6.05%
PO BOX 18229 COLUMBUS, OH 43218

NATIONWIDE LIFE INSURANCE COMPANY	1,528,957.12	5.37%
PO BOX 18229 COLUMBUS, OH 43218

NEUBERGER BERMAN NVIT MULTI CAP OPPORTUNITIES FUND CLASS II

NATIONWIDE LIFE INSURANCE COMPANY	2,096,052.13	99.26%
NWVAII PO BOX 18229 COLUMBUS, OH 43218

NEUBERGER BERMAN NVIT SOCIALLY RESPONSIBLE FUND CLASS I

NATIONWIDE LIFE INSURANCE COMPANY	464,923.09	69.73%
PO BOX 18229 COLUMBUS, OH 43218

NATIONWIDE LIFE INSURANCE COMPANY	178,155.42	26.72%
NWVAII PO BOX 18229 COLUMBUS, OH 43218

	Number of Shares Beneficially	Percentage of the Class
Name and Address of Shareholder	Owned	Held by the Shareholder
NEUBERGER BERMAN NVIT SOCIALLY RESPONSIBLE FUND CLASS II

NATIONWIDE LIFE INSURANCE COMPANY	31,722,400.93	98.45%
NWVAII PO BOX 18229 COLUMBUS, OH 43218

NVIT CORE BOND FUND CLASS I

NATIONWIDE LIFE INSURANCE COMPANY	740,987.88	52.96%
PO BOX 18229 COLUMBUS, OH 43218

NATIONWIDE LIFE INSURANCE COMPANY	275,174.73	19.67%
NWVAII PO BOX 18229 COLUMBUS, OH 43218

NATIONWIDE LIFE INSURANCE COMPANY	139,043.86	9.94%
NWVLI7 C/O IPO PORTFOLIO ACCOUNTING PO BOX 18229 COLUMBUS, OH 43218

NVIT CORE BOND FUND CLASS II

NATIONWIDE LIFE INSURANCE COMPANY	20,513,173.44	99.36%
NWVAII PO BOX 18229 COLUMBUS, OH 43218

NVIT CORE PLUS BOND FUND CLASS I

NATIONWIDE LIFE INSURANCE COMPANY	14,610.84	45.91%
PO BOX 18229 COLUMBUS, OH 43218

NATIONWIDE LIFE INSURANCE COMPANY	7,480.42	23.51%
NWVLI7 C/O IPO PORTFOLIO ACCOUNTING PO BOX 18229 COLUMBUS, OH 43218

NATIONWIDE LIFE & ANNUITY INSURANCE CO	4,033.17	12.67%
NWVL-G C/O IPO PORTFOLIO ACCOUNTING PO BOX 18229 COLUMBUS, OH 43218

NATIONWIDE LIFE INSURANCE COMPANY	2,676.78	8.41%
PO BOX 18229 COLUMBUS, OH 43218

NATIONWIDE LIFE INSURANCE COMPANY	2,170.85	6.82%
PMLIC-VLI PO BOX 18229 COLUMBUS, OH 43218

	Number of Shares Beneficially	Percentage of the Class
Name and Address of Shareholder	Owned	Held by the Shareholder
NVIT CORE PLUS BOND FUND CLASS II

NATIONWIDE LIFE INSURANCE COMPANY	1,575,953.34	81.08%
NWVAII PO BOX 18229 COLUMBUS, OH 43218

NATIONWIDE LIFE INSURANCE COMPANY	325,965.18	16.77%
PO BOX 18229 COLUMBUS, OH 43218

NVIT DEVELOPING MARKETS CL II

AMERICAN SKANDIA LIFE ASSURANCE CORP	27,830,770.17	80.53%
CLASS SAB MAIL STOP 2-7-1 NEWARK, NJ 712

PRUCO LIFE INSURANCE COMPANY	3,702,706.00	10.71%
OF ARIZONA 213 WASHINGTON ST 7FL NEWARK, NJ 712

MONUMENTAL LIFE INS CO	1,858,672.04	5.38%
4333 EDGEWOOD RD NE CEDAR RAPIDS, IA 52499

NVIT EMERGING MARKETS FUND CLASS I

NATIONWIDE LIFE INSURANCE COMPANY	2,518,827.20	63.29%
NWVLI4 PO BOX 18229 COLUMBUS, OH 43218

NATIONWIDE LIFE INSURANCE COMPANY	829,253.65	20.83%
NWPP PO BOX 18229 COLUMBUS, OH 43218

NVIT EMERGING MARKETS FUND CLASS II

NATIONWIDE LIFE INSURANCE COMPANY	185,996.07	71.75%
NWVAII PO BOX 18229 COLUMBUS, OH 43218

NATIONWIDE LIFE INSURANCE COMPANY	73,217.99	28.25%
NWVA7 PO BOX 18229 COLUMBUS, OH 43218

	Number of Shares Beneficially	Percentage of the Class
Name and Address of Shareholder	Owned	Held by the Shareholder
NVIT EMERGING MARKETS FUND CLASS III

NATIONWIDE LIFE INSURANCE COMPANY	4,835,772.03	44.29%
PO BOX 18229 COLUMBUS, OH 43218

NATIONWIDE LIFE INSURANCE COMPANY	3,421,778.63	31.34%
NWVAII PO BOX 18229 COLUMBUS, OH 43218

NATIONWIDE LIFE INSURANCE COMPANY	1,341,106.85	12.28%
NWVLI4 PO BOX 18229 COLUMBUS, OH 43218

NVIT EMERGING MARKETS FUND CLASS VI

NATIONWIDE LIFE INSURANCE COMPANY	4,859,688.94	88.06%
NWVAII PO BOX 18229 COLUMBUS, OH 43218

NATIONWIDE LIFE INSURANCE COMPANY	564,577.75	10.23%
NWVA7 PO BOX 18229 COLUMBUS, OH 43218

NVIT GOVERNMENT BOND FUND CLASS I

NATIONWIDE LIFE INSURANCE COMPANY	48,749,955.60	51.97%
NWVAII PO BOX 18229 COLUMBUS, OH 43218

NATIONWIDE LIFE INSURANCE COMPANY	26,596,494.65	28.35%
PO BOX 18229 COLUMBUS, OH 43218

NATIONWIDE LIFE INSURANCE COMPANY	9,575,831.83	10.21%
PO BOX 18229 COLUMBUS, OH 43218

NVIT GOVERNMENT BOND FUND CLASS II

NATIONWIDE LIFE INSURANCE COMPANY	830,844.68	100.00%
PO BOX 18229 COLUMBUS, OH 43218

NVIT GOVERNMENT BOND FUND CLASS III

NATIONWIDE LIFE INSURANCE COMPANY	1,848,844.45	93.85%
NWVA4 PO BOX 18229 COLUMBUS, OH 43218

	Number of Shares Beneficially	Percentage of the Class
Name and Address of Shareholder	Owned	Held by the Shareholder
NATIONWIDE LIFE INSURANCE COMPANY	121,157.90	6.15%
NWVLI6 PO BOX 18229 COLUMBUS, OH 43218

NVIT GOVERNMENT BOND FUND CLASS IV

NATIONWIDE LIFE INSURANCE COMPANY	1,980,768.33	77.38%
PMLIC-VLI PO BOX 18229 COLUMBUS, OH 43218

NATIONWIDE LIFE AND ANNUITY INSURANCE CO	373,741.83	14.60%
PLACA-VA PO BOX 18229 COLUMBUS, OH 43218

NATIONWIDE LIFE AND ANNUITY INSURANCE CO	165,882.98	6.48%
PLACA-VLI PO BOX 18229 COLUMBUS, OH 43218

NVIT GROWTH FUND CLASS I

NATIONWIDE LIFE INSURANCE COMPANY	2,919,382.51	35.60%
NWVAII PO BOX 18229 COLUMBUS, OH 43218

NATIONWIDE LIFE INSURANCE COMPANY	2,335,352.93	28.48%
PO BOX 18229 COLUMBUS, OH 43218

NATIONWIDE LIFE INSURANCE COMPANY	1,102,321.59	13.44%
PO BOX 18229 COLUMBUS, OH 43218

NATIONWIDE LIFE INSURANCE COMPANY	963,281.21	11.75%
PO BOX 18229 COLUMBUS, OH 43218

NVIT GROWTH FUND CLASS IV

NATIONWIDE LIFE INSURANCE COMPANY	1,508,876.80	82.07%
PMLIC-VLI PO BOX 18229 COLUMBUS, OH 43218

NATIONWIDE LIFE AND ANNUITY INSURANCE CO	167,800.11	9.13%
PLACA-VLI PO BOX 18229 COLUMBUS, OH 43218

	Number of Shares Beneficially	Percentage of the Class
Name and Address of Shareholder	Owned	Held by the Shareholder
NATIONWIDE LIFE AND ANNUITY INSURANCE CO	146,692.47	7.98%
PLACA-VA PO BOX 18229 COLUMBUS, OH 43218

NVIT INTERNATIONAL INDEX FUND CLASS II

NATIONWIDE LIFE INSURANCE COMPANY	1,160,486.69	47.79%
NWPP PO BOX 18229 COLUMBUS, OH 43218

NATIONWIDE LIFE INSURANCE COMPANY	669,391.30	27.57%
NWVLI4 PO BOX 18229 COLUMBUS, OH 43218

NATIONWIDE LIFE & ANNUITY INSURANCE CO	598,437.53	24.64%
NWVL-C PO BOX 18229 COLUMBUS, OH 43218

NVIT INTERNATIONAL INDEX FUND CLASS VI

NATIONWIDE LIFE INSURANCE COMPANY	67,527.50	28.63%
NWVLI4 PO BOX 18229 COLUMBUS, OH 43218

NATIONWIDE LIFE INSURANCE COMPANY	63,461.00	26.90%
NWVLI2 PO BOX 18229 COLUMBUS, OH 43218

NATIONWIDE LIFE INSURANCE COMPANY	55,540.10	23.54%
NWVLI7 PO BOX 18229 COLUMBUS, OH 43218

NATIONWIDE LIFE & ANNUITY INSURANCE CO	49,375.10	20.93%
NWVL-G PO BOX 18229 COLUMBUS, OH 43218

NVIT INTERNATIONAL INDEX FUND CLASS VIII

NATIONWIDE LIFE INSURANCE COMPANY	1,689,697.89	80.85%
NWVAII PO BOX 18229 COLUMBUS, OH 43218

NATIONWIDE LIFE INSURANCE COMPANY	400,162.73	19.15%
NWVA9 PO BOX 18229 COLUMBUS, OH 43218

	Number of Shares Beneficially	Percentage of the Class
Name and Address of Shareholder	Owned	Held by the Shareholder
NVIT MID CAP INDEX FUND CLASS I

NATIONWIDE LIFE INSURANCE COMPANY	7,821,103.03	40.61%
PO BOX 18229 COLUMBUS, OH 43218

NATIONWIDE LIFE INSURANCE COMPANY	5,686,339.37	29.52%
NWVAII PO BOX 18229 COLUMBUS, OH 43218

NATIONWIDE LIFE INSURANCE COMPANY	3,399,445.94	17.65%
PO BOX 18229 COLUMBUS, OH 43218

NVIT MID CAP INDEX FUND CLASS II

GREAT WEST LIFE & ANNUITY INS CO	427,692.61	52.29%
8515 E ORCHARD RD GREENWOOD VILLAGE, CO 8111

NATIONWIDE LIFE INSURANCE COMPANY	243,811.41	29.81%
NWVA7 PO BOX 18229 COLUMBUS, OH 43218

GREAT WEST LIFE & ANNUITY INS CO	125,689.41	15.37%
8515 E ORCHARD RD GREENWOOD VILLAGE, CO 8111

NVIT MONEY MARKET FUND CLASS I

NATIONWIDE LIFE INSURANCE COMPANY	577,666,198.20	49.93%
NWVAII PO BOX 18229 COLUMBUS, OH 43218

NATIONWIDE LIFE INSURANCE COMPANY	355,999,250.04	30.77%
PO BOX 18229 COLUMBUS, OH 43218

NATIONWIDE LIFE INSURANCE COMPANY	109,616,819.62	9.47%
PO BOX 18229 COLUMBUS, OH 43218

NVIT MONEY MARKET FUND CLASS II

NATIONWIDE LIFE INSURANCE COMPANY	238,954,655.91	92.68%
NWVA4 PO BOX 18229 COLUMBUS, OH 43218

	Number of Shares Beneficially	Percentage of the Class
Name and Address of Shareholder	Owned	Held by the Shareholder
NATIONWIDE LIFE INSURANCE COMPANY	18,873,173.52	7.32%
PO BOX 18229 COLUMBUS, OH 43218

NVIT MONEY MARKET FUND CLASS IV

NATIONWIDE LIFE INSURANCE COMPANY	53,650,621.96	63.79%
PMLIC-VLI C/O IPO PORTFOLIO ACCOUNTING PO BOX 18229 COLUMBUS, OH 43218

NATIONWIDE LIFE INSURANCE COMPANY	10,483,749.83	12.46%
NWVLI C/O IPO PORTFOLIO ACCOUNTING PO BOX 18229 COLUMBUS, OH 43218

NATIONWIDE LIFE AND ANNUITY INSURANCE CO	10,169,261.39	12.09%
PLACA-VA PO BOX 1829 COLUMBUS, OH 43218

NATIONWIDE LIFE AND ANNUITY INSURANCE CO	5,715,452.74	6.80%
PLACA-VLI PO BOX 18229 COLUMBUS, OH 43218

NVIT MONEY MARKET FUND CLASS V

NATIONWIDE LIFE INSURANCE COMPANY	280,029,186.99	53.75%
PO BOX 18229 COLUMBUS, OH 43218

NATIONWIDE LIFE INSURANCE COMPANY	186,552,621.05	35.81%
PO BOX 18229 COLUMBUS, OH 43218

NATIONWIDE LIFE & ANNUITY INSURANCE CO	54,357,405.43	10.43%
PO BOX 18229 COLUMBUS, OH 43218

NVIT MULTI-MANAGER INTERNATIONAL GROWTH FUND CLASS I

NATIONWIDE INSURANCE COMPANY	1,263.41	55.46%
SBL-NWVA9 PO BOX 18229 COLUMBUS, OH 43218

NATIONWIDE MUTUAL INSURANCE COMPANY	1,014.53	44.54%
1 NATIONWIDE PLAZA 1-33-13 COLUMBUS, OH 43215

	Number of Shares Beneficially	Percentage of the Class
Name and Address of Shareholder	Owned	Held by the Shareholder
NVIT MULTI-MANAGER INTERNATIONAL GROWTH FUND CLASS II

NATIONWIDE MUTUAL INSURANCE COMPANY	1,011.51	100.00%
1 NATIONWIDE PLAZA 1-33-13 COLUMBUS, OH 43215

NVIT MULTI-MANAGER INTERNATIONAL GROWTH FUND CLASS III

NATIONWIDE LIFE INSURANCE COMPANY	8,133,480.98	48.75%
PO BOX 18229 COLUMBUS, OH 43218

NATIONWIDE LIFE INSURANCE COMPANY	5,264,717.09	31.55%
NWVAII PO BOX 18229 COLUMBUS, OH 43218

NATIONWIDE LIFE INSURANCE COMPANY	2,013,123.87	12.07%
PO BOX 18229 COLUMBUS, OH 43218

NVIT MULTI-MANAGER INTERNATIONAL GROWTH FUND CLASS VI

NATIONWIDE LIFE INSURANCE COMPANY	26,403,128.63	99.96%
NWVAII PO BOX 18229 COLUMBUS, OH 43218

NVIT MULTI-MANAGER INTERNATIONAL VALUE FUND CLASS I

NATIONWIDE LIFE INSURANCE COMPANY	101,477.58	76.37%
PO BOX 18229 COLUMBUS, OH 43218

NATIONWIDE LIFE INSURANCE COMPANY	31,401.41	23.63%
PO BOX 18229 COLUMBUS, OH 43218

NVIT MULTI-MANAGER INTERNATIONAL VALUE FUND CLASS II

NATIONWIDE LIFE INSURANCE COMPANY	103,819.28	99.74%
NWVAII PO BOX 18229 COLUMBUS, OH 43218

NVIT MULTI-MANAGER INTERNATIONAL VALUE FUND CLASS III

NATIONWIDE LIFE INSURANCE COMPANY	1,730,268.31	32.82%
PO BOX 18229 COLUMBUS, OH 43218

NATIONWIDE LIFE INSURANCE COMPANY	1,667,168.54	31.62%
PO BOX 18229 COLUMBUS, OH 43218

	Number of Shares Beneficially	Percentage of the Class
Name and Address of Shareholder	Owned	Held by the Shareholder
NATIONWIDE LIFE INSURANCE COMPANY	840,210.42	15.94%
NWVAII PO BOX 18229 COLUMBUS, OH 43218

NATIONWIDE LIFE INSURANCE COMPANY	547,950.03	10.39%
NWVLI4 PO BOX 18229 COLUMBUS, OH 43218

NVIT MULTI-MANAGER INTERNATIONAL VALUE FUND CLASS IV

NATIONWIDE LIFE INSURANCE COMPANY	2,032,004.75	75.29%
PMLIC-VLI PO BOX 18229 COLUMBUS, OH 43218

NATIONWIDE LIFE AND ANNUITY INSURANCE CO	347,011.98	12.86%
PLACA-VA PO BOX 18229 COLUMBUS, OH 43218

NATIONWIDE LIFE AND ANNUITY INSURANCE CO	285,254.53	10.57%
PLACA-VLI PO BOX 18229 COLUMBUS, OH 43218

NVIT MULTI-MANAGER INTERNATIONAL VALUE FUND CLASS VI

NATIONWIDE LIFE INSURANCE COMPANY	4,675,470.15	94.78%
NWVAII PO BOX 18229 COLUMBUS, OH 43218

NVIT MULTI-MANAGER LARGE CAP GROWTH FUND CLASS I

NATIONWIDE LIFE INSURANCE COMPANY	978,986.89	43.06%
PO BOX 18229 COLUMBUS, OH 43218

NATIONWIDE LIFE INSURANCE COMPANY	356,725.90	15.69%
NWVAII PO BOX 18229 COLUMBUS, OH 43218

NATIONWIDE LIFE INSURANCE COMPANY	329,811.57	14.51%
PO BOX 18229 COLUMBUS, OH 43218

NATIONWIDE LIFE INSURANCE COMPANY	251,831.74	11.08%
NWVLI7 C/O IPO PORTFOLIO ACCOUNTING PO BOX 18229 COLUMBUS, OH 43218

	Number of Shares Beneficially	Percentage of the Class
Name and Address of Shareholder	Owned	Held by the Shareholder
NATIONWIDE LIFE INSURANCE COMPANY	171,301.43	7.53%
PMLIC-VLI PO BOX 18229 COLUMBUS, OH 43218

NVIT MULTI-MANAGER LARGE CAP GROWTH FUND CLASS II

NATIONWIDE LIFE INSURANCE COMPANY	16,865,979.52	99.23%
NWVAII PO BOX 18229 COLUMBUS, OH 43218

NVIT MULTI-MANAGER LARGE CAP VALUE FUND CLASS I

NATIONWIDE LIFE INSURANCE COMPANY	436,542.97	52.27%
PO BOX 18229 COLUMBUS, OH 43218

NATIONWIDE LIFE INSURANCE COMPANY	167,968.53	20.11%
PMLIC-VLI PO BOX 18229 COLUMBUS, OH 43218

NATIONWIDE LIFE INSURANCE COMPANY	158,664.43	19.00%
NWVLI7 C/O IPO PORTFOLIO ACCOUNTING PO BOX 18229 COLUMBUS, OH 43218

NATIONWIDE LIFE INSURANCE COMPANY	48,443.41	5.80%
PO BOX 18229 COLUMBUS, OH 43218

NVIT MULTI-MANAGER LARGE CAP VALUE FUND CLASS II

NATIONWIDE LIFE INSURANCE COMPANY	4,576,229.67	79.04%
NWVAII PO BOX 18229 COLUMBUS, OH 43218

NATIONWIDE LIFE INSURANCE COMPANY	638,748.39	11.03%
PO BOX 18229 COLUMBUS, OH 43218

NATIONWIDE LIFE INSURANCE COMPANY	574,903.59	9.93%
NWVA7 PO BOX 18229 COLUMBUS, OH 43218

NVIT MULTI-MANAGER MID CAP GROWTH FUND CLASS I

NATIONWIDE LIFE INSURANCE COMPANY	22,659,405.52	45.96%
NWVAII PO BOX 18229 COLUMBUS, OH 43218

	Number of Shares Beneficially	Percentage of the Class
Name and Address of Shareholder	Owned	Held by the Shareholder
NATIONWIDE LIFE INSURANCE COMPANY	11,837,467.87	24.01%
PO BOX 18229 COLUMBUS, OH 43218

NATIONWIDE LIFE INSURANCE COMPANY	5,429,766.08	11.01%
PMLIC-VLI PO BOX 18229 COLUMBUS, OH 43218

NATIONWIDE LIFE INSURANCE COMPANY	3,671,230.66	7.45%
PO BOX 18229 COLUMBUS, OH 43218

NATIONWIDE LIFE INSURANCE COMPANY	3,013,861.64	6.11%
PO BOX 18229 COLUMBUS, OH 43218

NVIT MULTI-MANAGER MID CAP GROWTH FUND CLASS II

NATIONWIDE LIFE INSURANCE COMPANY	18,067,822.50	95.48%
NWVAII PO BOX 18229 COLUMBUS, OH 43218

NVIT MULTI-MANAGER MID CAP VALUE FUND CLASS I

NATIONWIDE MUTUAL INSURANCE COMPANY	1,028.42	100.00%
1 NATIONWIDE PLAZA 1-33-13 COLUMBUS, OH 43215

NVIT MULTI-MANAGER MID CAP VALUE FUND CLASS II

NATIONWIDE LIFE INSURANCE COMPANY	37,916,265.07	71.62%
NWVAII PO BOX 18229 COLUMBUS, OH 43218

NATIONWIDE LIFE INSURANCE COMPANY	8,310,411.16	15.70%
PO BOX 18229 COLUMBUS, OH 43218

NVIT MULTI-MANAGER SMALL CAP GROWTH FUND CLASS I

NATIONWIDE LIFE INSURANCE COMPANY	2,103,668.88	53.83%
NWVA9 PO BOX 18229 COLUMBUS, OH 43218

NATIONWIDE LIFE INSURANCE COMPANY	935,459.65	23.94%
NWVLI4 PO BOX 18229 COLUMBUS, OH 43218

	Number of Shares Beneficially	Percentage of the Class
Name and Address of Shareholder	Owned	Held by the Shareholder
NATIONWIDE LIFE INSURANCE COMPANY	425,221.92	10.88%
NWVAII PO BOX 18229 COLUMBUS, OH 43218

NVIT MULTI-MANAGER SMALL CAP GROWTH FUND CLASS II

NATIONWIDE LIFE INSURANCE COMPANY	914,849.01	87.48%
NWVAII PO BOX 18229 COLUMBUS, OH 43218

NATIONWIDE LIFE INSURANCE COMPANY	86,784.92	8.30%
NWVA7 PO BOX 18229 COLUMBUS, OH 43218

NVIT MULTI-MANAGER SMALL CAP GROWTH FUND CLASS III

NATIONWIDE LIFE INSURANCE COMPANY	19,004.47	96.40%
NWVA4 PO BOX 18229 COLUMBUS, OH 43218

NVIT MLTI-MANAGER SMALL CAP VALUE FUND CLASS I

NATIONWIDE LIFE INSURANCE COMPANY	13,754,665.59	56.62%
PO BOX 18229 COLUMBUS, OH 43218

NATIONWIDE LIFE INSURANCE COMPANY	4,355,241.29	17.93%
NWVAII PO BOX 18229 COLUMBUS, OH 43218

NATIONWIDE LIFE INSURANCE COMPANY	4,279,540.75	17.62%
PO BOX 18229 COLUMBUS, OH 43218

NVIT MLTI-MANAGER SMALL CAP VALUE FUND CLASS II

NATIONWIDE LIFE INSURANCE COMPANY	2,648,845.05	85.66%
NWVAII PO BOX 18229 COLUMBUS, OH 43218

NATIONWIDE LIFE INSURANCE COMPANY	293,948.76	9.51%
NWVA7 PO BOX 18229 COLUMBUS, OH 43218

	Number of Shares Beneficially	Percentage of the Class
Name and Address of Shareholder	Owned	Held by the Shareholder
NVIT MLTI-MANAGER SMALL CAP VALUE FUND CLASS III

NATIONWIDE LIFE INSURANCE COMPANY	55,719.32	95.24%
NWVA4 PO BOX 18229 COLUMBUS, OH 43218

NVIT MLTI-MANAGER SMALL CAP VALUE FUND CLASS IV

NATIONWIDE LIFE INSURANCE COMPANY	2,088,949.11	78.49%
PMLIC-VLI PO BOX 18229 COLUMBUS, OH 43218

NATIONWIDE LIFE AND ANNUITY INSURANCE CO	337,874.71	12.70%
PLACA-VA PO BOX 18229 COLUMBUS, OH 43218

NATIONWIDE LIFE AND ANNUITY INSURANCE CO	203,056.99	7.63%
PLACA-VLI PO BOX 18229 COLUMBUS, OH 43218

NVIT MULTI-MANAGER SMALL COMPANY FUND CLASS I

NATIONWIDE LIFE INSURANCE COMPANY	8,142,884.87	34.74%
PO BOX 18229 COLUMBUS, OH 43218

NATIONWIDE LIFE INSURANCE COMPANY	5,729,698.55	24.45%
NWVAII PO BOX 18229 COLUMBUS, OH 43218

NATIONWIDE LIFE INSURANCE COMPANY	4,489,619.08	19.16%
PO BOX 18229 COLUMBUS, OH 43218

NVIT MULTI-MANAGER SMALL COMPANY FUND CLASS II

NATIONWIDE LIFE INSURANCE COMPANY	2,996,089.95	88.58%
NWVAII PO BOX 18229 COLUMBUS, OH 43218

NATIONWIDE LIFE INSURANCE COMPANY	192,715.69	5.70%
NWVA7 PO BOX 18229 COLUMBUS, OH 43218

NATIONWIDE LIFE INSURANCE COMPANY	192,281.28	5.69%
PO BOX 18229 COLUMBUS, OH 43218

	Number of Shares Beneficially	Percentage of the Class
Name and Address of Shareholder	Owned	Held by the Shareholder
NVIT MULTI-MANAGER SMALL COMPANY FUND CLASS III

NATIONWIDE LIFE INSURANCE COMPANY	145,515.43	95.78%
NWVA4 PO BOX 18229 COLUMBUS, OH 43218

NVIT MULTI-MANAGER SMALL COMPANY FUND CLASS IV

NATIONWIDE LIFE INSURANCE COMPANY	1,187,731.24	78.87%
PMLIC-VLI PO BOX 1829 COLUMBUS, OH 43218

NATIONWIDE LIFE AND ANNUITY INSURANCE CO	168,629.65	11.20%
PLACA-VA PO BOX 18229 COLUMBUS, OH 43218

NATIONWIDE LIFE AND ANNUITY INSURANCE CO	130,570.42	8.67%
PLACA-VLI PO BOX 18229 COLUMBUS, OH 43218

NVIT MULTI-SECTOR BOND FUND CLASS I

NATIONWIDE LIFE INSURANCE COMPANY	9,742,510.29	42.75%
NWVAII PO BOX 18229 COLUMBUS, OH 43218

NATIONWIDE LIFE INSURANCE COMPANY	9,397,247.04	41.23%
PO BOX 18229 COLUMBUS, OH 43218

NATIONWIDE LIFE INSURANCE COMPANY	2,218,550.66	9.73%
PO BOX 18229 COLUMBUS, OH 43218

NVIT NATIONWIDE FUND CLASS I

NATIONWIDE LIFE INSURANCE COMPANY	38,288,158.71	43.48%
PO BOX 18229 COLUMBUS, OH 43218

NATIONWIDE LIFE INSURANCE COMPANY	17,512,927.42	19.89%
NWVAII PO BOX 18229 COLUMBUS, OH 43218

NATIONWIDE LIFE INSURANCE COMPANY	14,804,120.66	16.81%
PO BOX 18229 COLUMBUS, OH 43218

	Number of Shares Beneficially	Percentage of the Class
Name and Address of Shareholder	Owned	Held by the Shareholder
NATIONWIDE LIFE INSURANCE COMPANY	5,342,346.45	6.07%
PO BOX 18229 COLUMBUS, OH 43218

NATIONWIDE LIFE INSURANCE COMPANY	5,118,928.43	5.81%
NWMF PO BOX 18229 COLUMBUS, OH 43218

NVIT NATIONWIDE FUND CLASS II

NATIONWIDE LIFE INSURANCE COMPANY	33,436,417.95	99.61%
NWVAII PO BOX 18229 COLUMBUS, OH 43218

NVIT NATIONWIDE FUND CLASS III

NATIONWIDE LIFE INSURANCE COMPANY	51,225.24	92.51%
NWVA4 PO BOX 18229 COLUMBUS, OH 43218

NATIONWIDE LIFE INSURANCE COMPANY	4,146.80	7.49%
NWVLI6 PO BOX 18229 COLUMBUS, OH 43218

NVIT NATIONWIDE FUND CLASS IV

NATIONWIDE LIFE INSURANCE COMPANY	11,133,295.15	94.62%
PMLIC-VLI C/O IPO PORTFOLIO ACCOUNTING PO BOX 18229 COLUMBUS, OH 43218

NVIT REAL ESTATE FUND CLASS I

NATIONWIDE LIFE INSURANCE COMPANY	12,744,986.59	47.93%
PO BOX 18229 COLUMBUS, OH 43218

NATIONWIDE LIFE INSURANCE COMPANY	8,169,248.85	30.72%
NWVAII PO BOX 18229 COLUMBUS, OH 43218

NATIONWIDE LIFE INSURANCE COMPANY	3,010,488.46	11.32%
PO BOX 18229 COLUMBUS, OH 43218

NVIT REAL ESTATE FUND CLASS II

NATIONWIDE LIFE INSURANCE COMPANY	7,036,315.68	96.84%
NWVAII PO BOX 18229 COLUMBUS, OH 43218

	Number of Shares Beneficially	Percentage of the Class
Name and Address of Shareholder	Owned	Held by the Shareholder
NVIT S&P 500 INDEX FUND CLASS IV

NATIONWIDE LIFE INSURANCE COMPANY	15,752,636.86	79.29%
PMLIC-VLI PO BOX 18229 COLUMBUS, OH 43218

NATIONWIDE LIFE AND ANNUITY INSURANCE CO	2,253,828.83	11.35%
PLACA-VLI PO BOX 18229 COLUMBUS, OH 43218

NATIONWIDE LIFE AND ANNUITY INSURANCE CO	1,654,444.67	8.33%
PLACA-VA PO BOX 18229 COLUMBUS, OH 43218

NVIT SHORT TERM BOND FUND CLASS I

NATIONWIDE LIFE INSURANCE COMPANY	68,130.40	98.49%
PO BOX 18229 COLUMBUS, OH 43218

NVIT SHORT TERM BOND FUND CLASS II

NATIONWIDE LIFE INSURANCE COMPANY	7,534,113.21	74.26%
NWVAII PO BOX 18229 COLUMBUS, OH 43218

NATIONWIDE LIFE INSURANCE COMPANY	1,902,204.67	18.75%
PO BOX 18229 COLUMBUS, OH 43218

OPPENHEIMER NVIT LARGE CAP GROWTH FUND CLASS I

NATIONWIDE MUTUAL INSURANCE COMPANY	304,793.87	56.26%
1 NATIONWIDE PLZ 1-33-13 COLUMBUS, OH 43215

NATIONWIDE LIFE INSURANCE COMPANY	110,098.83	20.32%
PO BOX 18229 COLUMBUS, OH 43218

NATIONWIDE LIFE INSURANCE COMPANY	78,494.52	14.49%
NWVAII PO BOX 18229 COLUMBUS, OH 43218

	Number of Shares Beneficially	Percentage of the Class
Name and Address of Shareholder	Owned	Held by the Shareholder
OPPENHEIMER NVIT LARGE CAP GROWTH FUND CLASS II

NATIONWIDE LIFE INSURANCE COMPANY	174,083.39	98.87%
NWVAII PO BOX 18229 COLUMBUS, OH 43218

TEMPLETON NVIT INTERNATIONAL VALUE FUND CLASS III

NATIONWIDE LIFE INSURANCE COMPANY	20,928,235.64	96.51%
NWVAII PO BOX 18229 COLUMBUS, OH 43218

VAN KAMPEN NVIT COMSTOCK VALUE FUND CLASS I

NATIONWIDE LIFE INSURANCE COMPANY	3,243,364.19	66.46%
PO BOX 18229 COLUMBUS, OH 43218

NATIONWIDE LIFE INSURANCE COMPANY	1,039,212.40	21.29%
PO BOX 18229 COLUMBUS, OH 43218

NATIONWIDE LIFE INSURANCE COMPANY	324,331.52	6.65%
NWVLI7 C/O IPO PORTFOLIO ACCOUNTING PO BOX 18229 COLUMBUS, OH 43218

VAN KAMPEN NVIT COMSTOCK VALUE FUND CLASS II

NATIONWIDE LIFE INSURANCE COMPANY	14,946,433.12	99.74%
NWVAII PO BOX 18229 COLUMBUS, OH 43218

VAN KAMPEN NVIT COMSTOCK VALUE FUND CLASS IV

NATIONWIDE LIFE INSURANCE COMPANY	1,776,798.05	79.40%
PMLIC-VLI PO BOX 18229 COLUMBUS, OH 43218

NATIONWIDE LIFE AND ANNUITY INSURANCE CO	247,292.13	11.05%
PLACA-VA PO BOX 18229 COLUMBUS, OH 43218

NATIONWIDE LIFE AND ANNUITY INSURANCE CO	193,342.18	8.64%
PLACA-VLI PO BOX 18229 COLUMBUS, OH 43218

STATEMENT OF ADDITIONAL INFORMATION
May 1, 2010
NATIONWIDE VARIABLE INSURANCE TRUST

NVIT Cardinal Aggressive Fund	NVIT Investor Destinations Aggressive Fund
Class I	Class II
Class II	Class VI

NVIT Cardinal Moderately Aggressive Fund	NVIT Investor Destinations Moderately Aggressive Fund
Class I	Class II
Class II	Class VI

NVIT Cardinal Capital Appreciation Fund	NVIT Investor Destinations Capital Appreciation Fund
Class I	Class II
Class II	Class VI

NVIT Cardinal Moderate Fund	NVIT Investor Destinations Moderate Fund
Class I	Class II
Class II	Class VI

NVIT Cardinal Balanced Fund	NVIT Investor Destinations Balanced Fund
Class I	Class II
Class II	Class VI

NVIT Cardinal Moderately Conservative Fund	NVIT Investor Destinations Moderately Conservative Fund
Class I	Class II
Class II	Class VI

NVIT Cardinal Conservative Fund	NVIT Investor Destinations Conservative Fund
Class I	Class II
Class II	Class VI
          Nationwide Variable Insurance Trust (the “Trust”), a Delaware statutory trust, is a registered open-end, management investment company currently consisting of 55 series as of the date above. This Statement of Additional Information (“SAI”) relates only to the series of the Trust which are listed above (each, a “Fund” and collectively, the “Funds”).
          Terms not defined in this SAI have the meanings assigned to them in the Prospectuses. The Prospectuses may be obtained from Nationwide Funds, P.O. Box 5354, Cincinnati, Ohio 45201-5354, or by calling toll free 1-800-848-6331.
          This SAI is not a prospectus but this SAI is incorporated by reference into the Prospectuses for the Funds. It contains information in addition to and more detailed than that set forth in the Prospectuses and should be read in conjunction with the following Prospectuses:

•	NVIT Cardinal Aggressive Fund; NVIT Cardinal Moderately Aggressive Fund; NVIT Cardinal Capital Appreciation Fund; NVIT Cardinal Moderate Fund; NVIT Cardinal Balanced Fund; NVIT Cardinal Moderately Conservative Fund; and NVIT Cardinal Conservative Fund (the “Cardinal Funds”) dated May 1, 2010.

•	NVIT Investor Destinations Aggressive Fund; NVIT Investor Destinations Moderately Aggressive Fund; NVIT Investor Destinations Capital Appreciation Fund; NVIT Investor Destinations Moderate Fund; NVIT Investor Destinations Balanced Fund; NVIT Investor Destinations Moderately Conservative Fund; and NVIT Investor Destinations Conservative Fund (the “Investor Destinations Funds”) dated May 1, 2010.

THE TRUST’S INVESTMENT COMPANY ACT FILE NO.: 811-03213

ii

iii

GENERAL INFORMATION AND HISTORY
          Nationwide Variable Insurance Trust (the “Trust”) is an open-end management investment company organized under the laws of Delaware by an Amended and Restated Agreement and Declaration of Trust, dated October 28, 2004, as amended and restated on June 17, 2009. The Trust currently offers shares in 55 separate series, each with its own investment objective.
          The Funds are not diversified funds as defined in the Investment Company Act of 1940, as amended (the “1940 Act”).
ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS, STRATEGIES AND INVESTMENT POLICIES
          The Funds invest in a variety of securities and employ a number of investment techniques, which involve certain risks. The Prospectuses discuss each Fund’s principal investment strategies, investment techniques and risks. Therefore, you should carefully review a Fund’s Prospectus. This SAI contains information about non-principal investment strategies the Funds may use, as well as further information about certain principal strategies that are discussed in the Prospectuses.
          With respect to the Funds, this SAI uses the term “Fund” to include the underlying mutual funds or other investments (“Underlying Funds”) in which such Funds invest. Please review the discussions in the Prospectuses for further information regarding the investment objectives and policies of each Fund, including their respective Underlying Funds.
          The Funds are “funds-of-funds,” which means that each Fund invests primarily in other mutual funds. The Prospectuses discuss the investment objectives and strategies for the Funds and explain the types of Underlying Funds in which each Fund may invest. Underlying Funds invest in stocks, bonds and other securities and reflect varying amounts of potential investment risk and reward. Each Fund allocates its assets among the different Underlying Funds, and each Fund is permitted to invest in the Nationwide Contract (described in more detail below).
          The Cardinal Funds include the following Funds:
NVIT Cardinal Aggressive Fund
NVIT Cardinal Moderately Aggressive Fund
NVIT Cardinal Capital Appreciation Fund
NVIT Cardinal Moderate Fund
NVIT Cardinal Balanced Fund
NVIT Cardinal Moderately Conservative Fund
NVIT Cardinal Conservative Fund
          The Investor Destinations Funds include the following Funds:
NVIT Investor Destinations Aggressive Fund
NVIT Investor Destinations Moderately Aggressive Fund
NVIT Investor Destinations Capital Appreciation Fund
NVIT Investor Destinations Moderate Fund
NVIT Investor Destinations Balanced Fund
NVIT Investor Destinations Moderately Conservative Fund
NVIT Investor Destinations Conservative Fund
          The following is a list of the mutual funds that are part of the Nationwide group of funds (the “Nationwide Funds”) that the Funds may currently invest in. The Funds may also, but do not presently, invest in unaffiliated funds. This list may be updated from time to time. Nationwide Fund Advisors (“NFA” or the “Adviser”) has

1

employed a subadviser(s) for each Underlying Fund listed below. Each of the Underlying Funds is described in its respective prospectus.
Cardinal Funds
•	NVIT Core Bond Fund

•	NVIT Core Plus Bond Fund

•	NVIT Money Market Fund

•	NVIT Multi-Manager International Value Fund

•	NVIT Multi-Manager International Growth Fund

•	NVIT Multi-Manager Large Cap Growth Fund

•	NVIT Multi-Manager Large Cap Value Fund

•	NVIT Multi-Manager Mid Cap Growth Fund

•	NVIT Multi-Manager Mid Cap Value Fund

•	NVIT Multi-Manager Small Company Fund

•	NVIT Multi-Manager Small Cap Growth Fund

•	NVIT Multi-Manager Small Cap Value Fund

•	NVIT Short Term Bond Fund
Investor Destinations Funds
•	NVIT Bond Index Fund

•	NVIT Enhanced Income Fund

•	NVIT International Index Fund

•	NVIT Mid Cap Index Fund

•	NVIT Money Market Fund

•	NVIT S&P 500 Index Fund

•	NVIT Small Cap Index Fund

•	Nationwide International Index Fund
FUND-OF-FUNDS INVESTING
          Each Fund is a “fund-of-funds” that seeks to meet its respective objective by investing in shares of other investment companies. The Trust has obtained an exemptive order from the SEC which generally permits, subject to the conditions stated in the exemptive order, the Funds to invest up to 100% of their respective assets in shares of other investment companies. A Fund will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by a Fund. Some of the countries in which a Fund may invest may not permit direct investment by outside investors. Investments in such countries may only be permitted through foreign government-approved or government-authorized investment vehicles, which may include other investment companies.
Investment Strategies
          The Funds strive to provide shareholders with a high level of diversification across major asset classes primarily through both professionally designed asset allocation models and professionally selected investments in the Underlying Funds. NFA first determines each Fund’s asset class allocation. NFA bases this decision on each Fund’s anticipated risk level, the expected return potential of each asset class, the anticipated risks or volatility of each asset class and similarities or differences in the typical investment cycle of the various asset classes. NFA has engaged Ibbotson Associates, Inc., a registered investment adviser and wholly-owned subsidiary of Morningstar, Inc., to provide asset allocation consulting services to NFA in connection with the development and periodic review of a Fund’s target allocation and selection of Underlying Funds. However, NFA ultimately has sole responsibility for determining each Fund’s asset class allocation and its investments in Underlying Funds. Second, once the asset allocation is determined, NFA selects the Underlying Funds. In general, a Fund may not invest in all Underlying Funds identified in the Prospectus or this SAI, but instead may select a limited number of Underlying Funds considered most appropriate for each Fund’s investment objective. In selecting Underlying Funds, NFA considers a

2

variety of factors in the context of current economic and market conditions, including an Underlying Fund’s investment strategy, risk profile and historical performance.
          The potential rewards and risks associated with each Fund depend on both the asset class allocation and the chosen mix of Underlying Funds. NFA periodically reviews asset class allocations and continually monitors the mix of Underlying Funds, and will make changes either to the asset class allocations, the mix of Underlying Funds, or the Underlying Funds themselves in seeking to meet the investment objective of each Fund. There can be no guarantee, however, that any of the Funds will meet its respective objective.
          Many of the Underlying Funds in which the Investor Destinations Funds invest, such as index funds, follow “passive” investment strategies. Unlike active managers, portfolio managers that follow passive investment strategies do not buy or sell securities based on analysis of economic, market or individual security analysis. Instead, the portfolio managers of these Underlying Funds seek to assemble portfolios of securities expected to approximately match the performance of specifically designated indexes. The portfolio managers generally make changes to such Underlying Fund portfolio holdings only as needed to maintain alignment with the respective index. A potential benefit of passively managed index funds is low shareholder expenses, which may enhance returns.
          The investment performance of each Fund is directly related to the investment performance of the Underlying Funds. The ability of a Fund to meet its investment objective depends upon the allocation of the Fund’s assets among the Underlying Funds and the ability of an Underlying Fund to meet its own investment objective. It is possible that an Underlying Fund will fail to execute its investment strategies effectively. As a result, an Underlying Fund may not meet its investment objective, which would affect a Fund’s investment performance. There can be no assurance that the investment objective of any Fund or any Underlying Fund will be achieved. Further, any changes made in the Underlying Funds, such as changes in investment objectives or strategies, may affect the performance of the Funds that invest in the Underlying Funds.
Securities of Investment Companies
          SPDRs and other Exchange Traded Funds. A Fund may invest in Standard & Poor’s Depository Receipts (“SPDRs”) and in shares of other ETFs. SPDRs are interests in unit investment trusts. Such investment trusts invest in a securities portfolio that includes substantially all of the common stocks (in substantially the same weights) as the common stocks included in a particular Standard & Poor’s Index such as the S&P 500. SPDRs are traded on the American Stock Exchange, but may not be redeemed. The results of SPDRs will not match the performance of the designated index due to reductions in the SPDRs’ performance attributable to transaction and other expenses, including fees paid by the SPDR to service providers. SPDRs distribute dividends on a quarterly basis, although distributions by other ETFs may vary.
          ETF’s, including SPDRs, typically are not actively managed. Rather, an ETF’s usual objective is to track the performance of a specified index. Therefore, securities may be purchased, retained and sold by ETFs at times when an actively managed trust would not do so. As a result, a Fund can expect greater risk of loss (and a correspondingly greater prospect of gain) from changes in the value of the securities that are heavily weighted in the index than would be the case if the ETF was not fully invested in such securities. Because of this, an ETF’s price can be volatile, and a Fund may sustain sudden, and sometimes substantial, fluctuations in the value of its investment in such ETF.
Exchange-Traded Notes
          The Cardinal Funds may invest in exchange-traded notes (“ETNs”), which are debt securities linked to an underlying index. Similar to ETFs, an ETN’s valuation is derived, in part, from the value of the index to which it is linked. ETNs, however, also bear the characteristics and risks of fixed-income securities, including credit risk and change in rating risk.
Redemption Fee Risk
          Certain unaffiliated Underlying Funds may charge redemption fees to shareholders who redeem their Underlying Fund shares within a specified period of time following the purchase of such shares. Ordinarily, a

3

mutual fund that imposes redemption fees does so in order to deter investors from engaging in excessive or short-term trading, often referred to as “market timing,” and to reimburse it for transaction costs borne by other fund shareholders on account of market timing activity. The Funds do not intend to engage in market timing in Underlying Fund shares. However, each Fund will place purchase and redemption orders in shares of Underlying Funds pursuant to an established asset allocation model in response to daily purchases and redemptions of such Fund’s own shares, to conduct periodic rebalancing of the Fund’s assets to conform to the established model following periods of market fluctuation, and in response to changes made to an existing asset allocation model itself. While the portfolio manager will attempt to conduct each Fund’s purchase and redemption of Underlying Fund shares in a manner to avoid or minimize subjecting the Fund to redemption fees, there may be instances where payment of such fees is unavoidable or the portfolio manager is not successful in minimizing their impact.
EQUITY SECURITIES AND STRATEGIES
Initial Public Offerings
          Securities issued in initial public offerings have no trading history, and information about companies may be available for very limited periods. The volume of initial public offerings and the levels at which the newly issued stocks trade in the secondary market are affected by the performance of the stock market overall. If initial public offerings are brought to the market, availability may be limited and an Underlying Fund may not be able to buy any shares at the offering price, or if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like. In addition, the prices of securities involved in initial public offerings are often subject to greater and more unpredictable price changes than more established stocks.
Preferred Stocks and Convertible Securities
          Preferred stocks, like many debt obligations, are generally fixed-income securities. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer’s board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on the preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to common shareholders of common stock receiving any dividends. Because preferred stock dividends must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. Preferred stocks are generally subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.
          Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities have general characteristics similar to both debt obligations and equity securities. The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, the credit standing of the issuer and other factors. The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. The conversion value of a convertible security is determined by the market price of the underlying common stock. The market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock and therefore will react to variations in the general market for equity securities. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock

4

while holding a fixed income security. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.
          A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases. Most convertible securities currently are issued by U.S. companies, although a substantial Eurodollar convertible securities market has developed, and the markets for convertible securities denominated in local currencies are increasing.
          A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by an Underlying Fund is called for redemption, an Underlying Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock, or sell it to a third party.
          Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, generally enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, some convertible securities typically are rated below investment grade or are not rated, depending on the general creditworthiness of the issuer.
          Certain Underlying Funds may invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stocks (“PERCS”), which provide an investor, such as a Fund, with the opportunity to earn higher dividend income than is available on a company’s common stock. PERCS are preferred stocks that generally feature a mandatory conversion date, as well as a capital appreciation limit, which is usually expressed in terms of a stated price. Most PERCS expire three years from the date of issue, at which time they are convertible into common stock of the issuer. PERCS are generally not convertible into cash at maturity. Under a typical arrangement, after three years PERCS convert into one share of the issuer’s common stock if the issuer’s common stock is trading at a price below that set by the capital appreciation limit, and into less than one full share if the issuer’s common stock is trading at a price above that set by the capital appreciation limit. The amount of that fractional share of common stock is determined by dividing the price set by the capital appreciation limit by the market price of the issuer’s common stock. PERCS can be called at any time prior to maturity, and hence do not provide call protection. If called early, however, the issuer must pay a call premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date.
          An Underlying Fund may also invest in other classes of enhanced convertible securities. These include but are not limited to ACES (Automatically Convertible Equity Securities), PEPS (Participating Equity Preferred Stock), PRIDES (Preferred Redeemable Increased Dividend Equity Securities), SAILS (Stock Appreciation Income Linked Securities), TECONS (Term Convertible Notes), QICS (Quarterly Income Cumulative Securities), and DECS (Dividend Enhanced Convertible Securities). ACES, PEPS, PRIDES, SAILS, TECONS, QICS, and DECS all have the following features: they are issued by the company, the common stock of which will be received in the event the convertible preferred stock is converted; unlike PERCS they do not have a capital appreciation limit; they seek to provide the investor with high current income with some prospect of future capital appreciation; they are typically issued with three or four-year maturities; they typically have some built-in call protection for the first two to three years; and, upon maturity, they will convert into either cash or a specified number of shares of common stock.
          Similarly, there may be enhanced convertible debt obligations issued by the operating company, whose common stock is to be acquired in the event the security is converted, or by a different issuer, such as an investment bank. These securities may be identified by names such as ELKS (Equity Linked Securities) or similar names. Typically they share most of the salient characteristics of an enhanced convertible preferred stock but will be ranked as senior or subordinated debt in the issuer’s corporate structure according to the terms of the debt indenture. There may be additional types of convertible securities not specifically referred to herein, which may be similar to those described above in which a Fund may invest, consistent with its goals and policies.

5

          An investment in an enhanced convertible security or any other security may involve additional risks to the Fund. An Underlying Fund may have difficulty disposing of such securities because there may be a thin trading market for a particular security at any given time. Reduced liquidity may have an adverse impact on market price and a Fund’s ability to dispose of particular securities, when necessary, to meet the Fund’s liquidity needs or in response to a specific economic event, such as the deterioration in the credit worthiness of an issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for the Fund to obtain market quotations based on actual trades for purposes of valuing the fund’s portfolio. An Underlying Fund, however, intends to acquire liquid securities, though there can be no assurances that it will always be able to do so.
          Certain Underlying Funds may also invest in zero coupon convertible securities. Zero coupon convertible securities are debt securities which are issued at a discount to their face amount and do not entitle the holder to any periodic payments of interest prior to maturity. Rather, interest earned on zero coupon convertible securities accretes at a stated yield until the security reaches its face amount at maturity. Zero coupon convertible securities are convertible into a specific number of shares of the issuer’s common stock. In addition, zero coupon convertible securities usually have put features that provide the holder with the opportunity to sell the securities back to the issuer at a stated price before maturity. Generally, the prices of zero coupon convertible securities may be more sensitive to market interest rate fluctuations than conventional convertible securities. For more information about zero coupon securities generally, see “Zero Coupon Securities, Step-Coupon Securities, Pay-In-Kind Bonds (“PIK Bonds”) and Deferred Payment Securities” below on page 22.
Publicly Traded Limited Partnerships and Limited Liability Companies
          Entities such as limited partnerships, limited liability companies, business trusts and companies organized outside the United States may issue securities comparable to common or preferred stock. An Underlying Fund may invest in interests in limited liability companies, as well as publicly traded limited partnerships (limited partnership interests or units), which represent equity interests in the assets and earnings of the company’s or partnership’s trade or business. Unlike common stock in a corporation, limited partnership interests have limited or no voting rights. However, many of the risks of investing in common stocks are still applicable to investments in limited partnership interests. In addition, limited partnership interests are subject to risks not present in common stock. For example, interest income generated from limited partnerships deemed not to be ‘publicly traded’ will not be considered ‘qualifying income’ under the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”) and may trigger adverse tax consequences. Also, since publicly traded limited partnerships and limited liability companies are a less common form of organizational structure than corporations, their units may be less liquid than publicly traded common stock. Also, because of the difference in organizational structure, the fair value of limited liability company or limited partnership units in an Underlying Fund’s portfolio may be based either upon the current market price of such units, or if there is no current market price, upon the pro rata value of the underlying assets of the company or partnership. Limited partnership units also have the risk that the limited partnership might, under certain circumstances, be treated as a general partnership giving rise to broader liability exposure to the limited partners for activities of the partnership. Further, the general partners of a limited partnership may be able to significantly change the business or asset structure of a limited partnership without the limited partners having any ability to disapprove any such changes. In certain limited partnerships, limited partners may also be required to return distributions previously made in the event that excess distributions have been made by the partnership, or in the event that the general partners, or their affiliates, are entitled to indemnification.
Real Estate Investment Trusts
          Although no Fund will invest in real estate directly, an Underlying Fund may invest in securities of real estate investment trusts (“REITs”) and other real estate industry companies or companies with substantial real estate investments and, as a result, such Fund may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

6

          REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the investment strategies of equity REITs and mortgage REITs. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code. The Funds pay the fees and expenses of the REITs, which, ultimately, are paid by each Fund’s shareholders.
Small Company and Emerging Growth Stocks
          Investing in securities of small-sized, including micro-capitalization companies and emerging growth companies, may involve greater risks than investing in the stocks of larger, more established companies, including possible risk of loss. Also, because these securities may have limited marketability, their prices may be more volatile than securities of larger, more established companies or the market averages in general. Because small-sized and emerging growth companies normally have fewer shares outstanding than larger companies, it may be more difficult for a Fund to buy or sell significant numbers of such shares without an unfavorable impact on prevailing prices. Small-sized and emerging growth companies may have limited product lines, markets or financial resources and may lack management depth. In addition, small-sized and emerging growth companies are typically subject to wider variations in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning small-sized and emerging growth companies than for larger, more established ones.
Special Situation Companies
          “Special situation companies” include those involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, would improve the value of the company’s stock. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a “special situation company” may decline significantly. Therefore, an investment in an Underlying Fund that invests a significant portion of its assets in these securities may involve a greater degree of risk than an investment in other mutual funds that seek long-term growth of capital by investing in better-known, larger companies. The subadviser of such an Underlying Fund believes, however, that if it analyzes “special situation companies” carefully and invests in the securities of these companies at the appropriate time, a Fund may achieve capital growth. There can be no assurance however, that a special situation that exists at the time a Fund makes its investment will be consummated under the terms and within the time period contemplated, if it is consummated at all.
Warrants
          Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance), on a specified date, during a specified period, or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants acquired by a Fund in units or attached to securities are not subject to these restrictions. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.
FIXED-INCOME SECURITIES AND STRATEGIES
Bank and Corporate Loans
          Commercial banks and other financial institutions or institutional investors make bank or corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on bank or corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate

7

(LIBOR) or the prime rates of U.S. banks. As a result, the value of bank and corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. However, because the trading market for certain bank and corporate loans may be less developed than the secondary market for bonds and notes, a Fund may experience difficulties in selling its bank or corporate loans. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a syndicate. The syndicate’s agent arranges the bank or corporate loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, a Fund may not recover its investment or recovery may be delayed. By investing in a corporate or bank loan, a Fund may become a member of the syndicate.
The bank and corporate loans in which a Fund invests are subject to the risk of loss of principal and income. Although borrowers frequently provide collateral to secure repayment of these obligations, they do not always do so. If they do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit a Fund’s rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a bank or corporate loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay.
Brady Bonds
          Brady Bonds are debt securities, generally denominated in U.S. dollars, issued under the framework of the Brady Plan. The Brady Plan is an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Bank for Reconstruction and Development (the “World Bank”) and the International Monetary Fund (the “IMF”). The Brady Plan framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds known as “Brady Bonds.” Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements that enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements with the World Bank and/or the IMF, debtor nations have been required to agree to the implementation of certain domestic monetary and fiscal reforms. Such reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs seek to promote the debtor country’s economic growth and development. Investors should also recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors. A Fund’s subadviser may believe that economic reforms undertaken by countries in connection with the issuance of Brady Bonds may make the debt of countries which have issued or have announced plans to issue Brady Bonds an attractive opportunity for investment. However, there can be no assurance that the subadviser’s expectations with respect to Brady Bonds will be realized.
          Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, the applicable Funds will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase. Certain sovereign bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due date at maturity (typically 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds. The U.S. Treasury bonds purchased as collateral for such Brady Bonds are financed by the IMF, the World Bank and the debtor nations’ reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the

8

interest accruals being uncollateralized. In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. However, in light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are considered speculative. A Fund may purchase Brady Bonds with no or limited collateralization, and, for payment of interest and (except in the case of principal collateralized Brady Bonds) principal, will be relying primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds.
Debt Obligations
          Debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on its obligations when due (“credit risk”) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity. Lower-rated securities are more likely to react to developments affecting these risks than are more highly rated securities, which react primarily to movements in the general level of interest rates. Although the fluctuation in the price of debt securities is normally less than that of common stocks, in the past there have been extended periods of cyclical increases in interest rates that have caused significant declines in the price of debt securities in general and have caused the effective maturity of securities with prepayment features to be extended, thus effectively converting short or intermediate securities (which tend to be less volatile in price) into long term securities (which tend to be more volatile in price). In addition, a corporate event such as a restructuring, merger, leveraged buyout, takeover, or similar action may cause a decline in market value of its securities or credit quality of the company’s bonds due to factors including an unfavorable market response or a resulting increase in the company’s debt. Added debt may significantly reduce the credit quality and market value of a company’s bonds, and may thereby affect the value of its equity securities as well.
          Duration. Duration is a measure of the average life of a fixed-income security that was developed as a more precise alternative to the concepts of “term to maturity” or “average dollar weighted maturity” as measures of “volatility” or “risk” associated with changes in interest rates. Duration incorporates a security’s yield, coupon interest payments, final maturity and call features into one measure.
          Most debt obligations provide interest (“coupon”) payments in addition to final (“par”) payment at maturity. Some obligations also have call provisions. Depending on the relative magnitude of these payments and the nature of the call provisions, the market values of debt obligations may respond differently to changes in interest rates.
          Traditionally, a debt security’s “term-to-maturity” has been used as a measure of the sensitivity of the security’s price to changes in interest rates (which is the “interest rate risk” or “volatility” of the security). However, “term-to-maturity” measures only the time until a debt security provides its final payment, taking no account of the pattern of the security’s payments prior to maturity. Average dollar weighted maturity is calculated by averaging the terms of maturity of each debt security held with each maturity “weighted” according to the percentage of assets that it represents. Duration is a measure of the expected life of a debt security on a present value basis and reflects both principal and interest payments. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable security, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any debt security with interest payments occurring prior to the payment of principal, duration is ordinarily less than maturity. In general, all other factors being the same, the lower the stated or coupon rate of interest of a debt security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a debt security, the shorter the duration of the security.
          There are some situations where the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example

9

where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities’ interest rate exposure. In these and other similar situations, a Fund’s subadviser will use more sophisticated analytical techniques to project the economic life of a security and estimate its interest rate exposure. Since the computation of duration is based on predictions of future events rather than known factors, there can be no assurance that a Fund will at all times achieve its targeted portfolio duration.
          The change in market value of U.S. government fixed-income securities is largely a function of changes in the prevailing level of interest rates. When interest rates are falling, a portfolio with a shorter duration generally will not generate as high a level of total return as a portfolio with a longer duration. When interest rates are stable, shorter duration portfolios generally will not generate as high a level of total return as longer duration portfolios (assuming that long-term interest rates are higher than short-term rates, which is commonly the case.) When interest rates are rising, a portfolio with a shorter duration will generally outperform longer duration portfolios. With respect to the composition of a fixed-income portfolio, the longer the duration of the portfolio, generally, the greater the anticipated potential for total return, with, however, greater attendant interest rate risk and price volatility than for a portfolio with a shorter duration.
          Ratings as Investment Criteria. High-quality, medium-quality and non-investment grade debt obligations are characterized as such based on their ratings by nationally recognized statistical rating organizations (“NRSROs”), such as Standard & Poor’s Ratings Services (“Standard & Poor’s”) or Moody’s Investors Service (“Moody’s”). In general, the ratings of NRSROs represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, and are not absolute standards of quality and do not evaluate the market value risk of the securities. Further, credit ratings do not provide assurance against default or other loss of money. These ratings are used by a Fund as initial criteria for the selection of portfolio securities, but the Fund also relies upon the independent advice of its subadviser(s) to evaluate potential investments. This is particularly important for lower-quality securities. Among the factors that will be considered is the long-term ability of the issuer to pay principal and interest and general economic trends, as well as an issuer’s capital structure, existing debt and earnings history. Appendix A to this SAI contains further information about the rating categories of NRSROs and their significance. If a security has not received a credit rating, the Fund must rely entirely on the credit assessment of the subadviser(s).
          Subsequent to its purchase by a Fund, an issuer of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. In addition, it is possible that an NRSRO might not change its rating of a particular issuer to reflect subsequent events. None of these events generally will require sale of such securities, but a Fund’s subadviser will consider such events in its determination of whether the Fund should continue to hold the securities.
          In addition, to the extent that the ratings change as a result of changes in an NRSRO or its rating systems, or due to a corporate reorganization, the Fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.
Floating and Variable Rate Securities
          Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, or at specified intervals. The interest rate on floating-rate securities varies with changes in the underlying index (such as the Treasury bill rate), while the interest rate on variable or adjustable rate securities changes at preset times based upon an underlying index. Certain of the floating or variable rate obligations that may be purchased by the Funds may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity.
          Some of the demand instruments purchased by a Fund may not be traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, the Fund will nonetheless treat the instrument as “readily marketable” for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days in which case the instrument will be characterized as “not readily marketable” and therefore illiquid.

10

          Such obligations include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and to provide for periodic adjustments in the interest rate. A Fund will limit its purchases of floating and variable rate obligations to those of the same quality as it is otherwise allowed to purchase. A Fund’s subadviser will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.
          A Fund’s right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or third party providing credit support to make payment when due, except when such demand instruments permit same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than a Fund’s custodian subject to a subcustodian agreement approved by the Fund between that bank and the Fund’s custodian.
Lower Quality and High Yield Securities
          Medium-Quality Securities. Medium-quality securities are obligations rated in the fourth highest rating category by any NRSRO. Medium-quality securities, although considered investment-grade, may have some speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-quality securities may be more vulnerable to adverse economic conditions or changing circumstances than issuers of higher-rated securities.
          Lower Quality/High Yield Securities. Non-investment grade debt or lower quality/rated securities (commonly known as “junk bonds”) (hereinafter referred to as “lower-quality securities”) include (i) bonds rated as low as C by Moody’s, Standard & Poor’s, or Fitch, Inc. (“Fitch”), (ii) commercial paper rated as low as C by Standard & Poor’s, Not Prime by Moody’s or Fitch 4 by Fitch; and (iii) unrated debt securities of comparable quality. Lower-quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. There is more risk associated with these investments because of reduced creditworthiness and increased risk of default. Under NRSRO guidelines, lower-quality securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Lower-quality securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default or to be in default, to be unlikely to have the capacity to make required interest payments and repay principal when due in the event of adverse business, financial or economic conditions, or to be in default or not current in the payment of interest or principal. They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.
          Effect of Interest Rates and Economic Changes. Interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities also because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower-quality or comparable unrated security defaulted, the Fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in the Fund’s net asset value.
          As previously stated, the value of a lower-quality or comparable unrated security will generally decrease in a rising interest rate market, and accordingly so will a Fund’s net asset value. If a Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their

11

investment merits. Due to the limited liquidity of lower-quality and comparable unrated securities (discussed below), a Fund may be forced to liquidate these securities at a substantial discount which would result in a lower rate of return to the Fund.
          Payment Expectations. Lower-quality and comparable unrated securities typically contain redemption, call or prepayment provisions which permit the issuer of such securities containing such provisions to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities at a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, a Fund may have to replace the securities with a lower yielding security, which would result in a lower return for that Fund.
          Liquidity and Valuation. A Fund may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower-quality and comparable unrated securities, there may be no established retail secondary market for many of these securities. The Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, a Fund’s net asset value and ability to dispose of particular securities, when necessary to meet such Fund’s liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing that Fund’s portfolio. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-quality and comparable unrated securities, especially in a thinly traded market.
Money Market Instruments
          Money market instruments may include the following types of instruments:
•	obligations issued or guaranteed as to interest and principal by the U.S. government, its agencies, or instrumentalities, or any federally chartered corporation, with remaining maturities of 397 days or less;

•	obligations of sovereign foreign governments, their agencies, instrumentalities and political subdivisions, with remaining maturities of 397 days or less;

•	obligations of municipalities and states, their agencies and political subdivisions with remaining maturities of 397 days or less;

•	asset-backed commercial paper whose own rating or the rating of any guarantor is in one of the two highest categories of any NRSRO;

•	repurchase agreements;

•	bank or savings and loan obligations;

•	commercial paper (including asset-backed commercial paper), which are short-term unsecured promissory notes issued by corporations in order to finance their current operations. It may also be issued by foreign issuers, such as foreign governments, and states and municipalities. Generally the commercial paper or its guarantor will be rated within the top two rating categories by a NRSRO, or if not rated, is issued and guaranteed as to payment of principal and interest by companies which at the date of investment have a high quality outstanding debt issue;

12

•	bank loan participation agreements representing obligations of corporations having a high quality short-term rating, at the date of investment, and under which the Fund will look to the creditworthiness of the lender bank, which is obligated to make payments of principal and interest on the loan, as well as to creditworthiness of the borrower;

•	high quality short-term (maturity in 397 days or less) corporate obligations, rated within the top two rating categories by a NRSRO or, if not rated, deemed to be of comparable quality by the applicable subadviser;

•	certain variable-rate and floating-rate securities with maturities longer than 397 days, but which are subject to interest rate resetting provisions and demand features within 397 days, to the extent permitted by Rule 2a-7 of the 1940 Act;

•	extendable commercial notes, which differ from traditional commercial paper because the issuer can extend the maturity of the note up to 397 days with the option to call the note any time during the extension period. Because extension will occur when the issuer does not have other viable options for lending, these notes may be considered illiquid, particularly during the extension period, and if the extendable commercial notes are determined to be illiquid, the underlying NVIT Money Market Fund will be limited to holding no more than 5% of its net assets in these and any other illiquid securities (in addition to other liquidity restrictions under Rule 2a-7 of the 1940 Act); and

•	unrated short-term (maturing in 397 days or less) debt obligations that are determined by a Fund’s subadviser to be of comparable quality to the securities described above.
          Insurance Contracts and Funding Agreements. Money market instruments also include insurance contracts, such as guaranteed investment contracts, funding agreements and annuities. In connection with these investments, a Fund makes cash contributions to a deposit fund of an insurance company’s general account, and the insurance company then credits to the Fund a guaranteed rate of interest, paid on a regular periodic basis (e.g., monthly). The funding agreements or other insurance contracts provide that the guaranteed rate of interest will not be less than a certain minimum rate. The purchase price paid for the contract becomes part of the general assets of the insurance company, and the contract is paid from the general assets of the insurance company. Funding agreements may or may not allow the Fund to demand repayment of principal after an agreed upon waiting period or upon certain other conditions. The insurance company may also have a corresponding right to prepay the principal with accrued interest upon a specified number of days’ notice to the Fund. The maturity date of some funding agreements may be extended upon the mutual agreement and consent of the insurance company and the Fund. Generally, funding agreements and other insurance contracts are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in certain such insurance contracts does not currently exist. Accordingly, such insurance contracts may be considered to be illiquid. To the extent any such funding agreements or other insurance contracts are considered to be illiquid, the underlying NVIT Money Market Fund will be limited to holding no more than 5% of its net assets in these and any other illiquid securities (in addition to other liquidity restrictions under Rule 2a-7 of the 1940 Act). In addition, funding agreements and other insurance contracts are subject to interest rate risk, i.e., when interest rates increase, the value of insurance contracts decline. Insurance contracts are also subject to credit risk, i.e., that the insurance company may be unable to pay interest or principal when due. If an insurance company’s financial condition changes, its credit rating, or the credit rating of the contracts, may be lowered, which could negatively affect the value of the insurance contracts the Fund owns.
          Extendable Commercial Notes. ECNs may serve as an alternative to traditional commercial paper investments. ECNs are corporate notes which are issued at a discount and structured such that, while the note has an initial redemption date (the initial redemption date is no more than 90 days from the date of issue) upon which the notes will be redeemed, the issuer on the initial redemption date may extend the repayment of the notes for up to 397 days from the date of issue without seeking note holder consent. In the event the ECN is redeemed by the issuer on its initial redemption date, investors receive a premium step-up rate, which is based on the ECNs rating at the time. If the notes are not redeemed on the initial redemption date, they will bear interest from the initial redemption date to the maturity date of the note at a floating rate of interest (this interest serves as a penalty yield for the issuer and a

13

premium paid to the investor).
          The ability of the issuer to exercise its option to extend the ECN beyond the initial redemption date can expose investors to interest rate risks, liquidity risks, credit risks and mark-to-market risks. Proponents of ECNs, however, argue that the punitive interest rate which applies if the ECN is extended beyond its initial redemption date will discourage issuers from extending the notes. Proponents further argue that the reputation risk associated with the decision to extend an ECN obligation will prevent issuers from extending the notes, provided that the issuer is not in extreme financial distress. The subadviser to the underlying NVIT Money Market Fund will perform due diligence from both a credit and portfolio structure perspective before investing in ECNs.
          Bank Obligations. Bank obligations include certificates of deposit, bankers’ acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers’ acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party.
          Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Bank obligations may be issued by domestic banks (including their branches located outside the United States), domestic and foreign branches of foreign banks and savings and loan associations.
          Eurodollar and Yankee Obligations. Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.
          Eurodollar and Yankee bank obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks and other risks associated with foreign investments. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across their borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issues. However, Eurodollar and Yankee bank obligations held in a Fund will undergo the same credit analysis as domestic issuers in which the Fund invests, and will have at least the same financial strength as the domestic issuers approved for the Fund.
Mortgage- and Asset-Backed Securities
          Mortgage-backed securities represent direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property. Mortgage-backed securities come in different forms. The simplest form of mortgage-backed securities is pass-through certificates. Such securities may be issued or guaranteed by U.S. government agencies or instrumentalities or may be issued by private issuers, generally originators in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities (collectively, “private lenders”). The purchase of mortgage-backed securities from private lenders may entail greater risk than mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities. Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement. These credit enhancements may include letters of credit, reserve funds, over-collateralization, or guarantees by third parties. There is no guarantee that these credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans. Additionally, mortgage-backed securities purchased from private

14

lenders are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-backed securities held in a Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loan.
          Through its investments in mortgage-backed securities, including those issued by private lenders, a Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had, in many cases, higher default rates than those loans that meet government underwriting requirements. The risk of non-payment is greater for mortgage-backed securities issued by private lenders that contain subprime loans, but a level of risk exits for all loans.
          Since privately-issued mortgage certificates are not guaranteed by an entity having the credit status of GNMA or FHLMC (each of which is defined below under “U.S. Government Securities and U.S. Government Agency Securities”), such securities generally are structured with one or more types of credit enhancement. Such credit enhancement falls into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provisions of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.
          The ratings of mortgage-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency loss experienced on the underlying pool of assets is better than expected. There can be no assurance that the private issuers or credit enhancers of mortgage-backed securities will meet their obligations under the relevant policies or other forms of credit enhancement.
          Examples of credit support arising out of the structure of the transaction include “senior-subordinated securities” (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of “reserve funds” (where cash or investments sometimes funded from a portion of the payments on the underlying assets are held in reserve against future losses) and “over-collateralization” (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such security.
          Private lenders or government-related entities may also create mortgage loan pools offering pass-through investments where the mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than was previously customary. As new types of mortgage-related securities are developed and offered to investors, a Fund, consistent with its investment objective and policies, may consider making investments in such new types of securities.
          The yield characteristics of mortgage-backed securities differ from those of traditional debt obligations. Among the principal differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if a Fund

15

purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Accelerated prepayments on securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full.
          Unlike fixed rate mortgage-backed securities, adjustable rate mortgage-backed securities are collateralized by or represent interest in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. A Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying adjustable rate mortgages to exceed any maximum allowable annual or lifetime reset limits (or “cap rates”) for a particular mortgage. In this event, the value of the adjustable rate mortgage-backed securities in a Fund would likely decrease. Also, a Fund’s net asset value could vary to the extent that current yields on adjustable rate mortgage-backed securities are different than market yields during interim periods between coupon reset dates or if the timing of changes to the index upon which the rate for the underlying mortgage is based lags behind changes in market rates. During periods of declining interest rates, income to a Fund derived from adjustable rate mortgage-backed securities which remain in a mortgage pool will decrease in contrast to the income on fixed rate mortgage-backed securities, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments.
          There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-backed securities and among the securities that they issue. Mortgage-backed securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”), which are guaranteed as to the timely payment of principal and interest by GNMA, and such guarantee is backed by the full faith and credit of the United States. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”), which are solely the obligations of FNMA, and are not backed by or entitled to the full faith and credit of the United States. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-backed securities issued by FHLMC (which is defined below under “U.S. Government Securities and U.S. Government Agency Securities”) include FHLMC Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Securities issued by FHLMC do not constitute a debt or obligation of the United States or by any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.
          Collateralized Mortgage Obligations (“CMOs”) and Multiclass Pass-Through Securities. CMOs are a more complex form of mortgage-backed security in that they are multi-class debt obligations which are collateralized by mortgage loans or pass-through certificates. As a result of changes prompted by the 1986 Tax Reform Act, most CMOs are today issued as Real Estate Mortgage Investment Conduits (“REMICs”). From the perspective of the investor, REMICs and CMOs are virtually indistinguishable. However, REMICs differ from CMOs in that REMICs provide certain tax advantages for the issuer of the obligation. Multiclass pass-through securities are interests in a trust composed of whole loans or private pass-throughs (collectively hereinafter referred to as “Mortgage Assets”). Unless the context indicates otherwise, all references herein to CMOs include REMICs and multiclass pass-through securities.
          Often, CMOs are collateralized by GNMA, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include REMICs and multiclass pass-through securities. Payments of principal and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

16

          In order to form a CMO, the issuer assembles a package of traditional mortgage-backed pass-through securities, or actual mortgage loans, and uses them as collateral for a multi-class security. Each class of CMOs, often referred to as a “tranche,” is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.
          A Fund may also invest in, among others types of CMOs, parallel pay CMOs and Planned Amortization Class CMOs (“PAC Bonds”). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or a final distribution date but may be retired earlier. PAC Bonds are a type of CMO tranche or series designed to provide relatively predictable payments of principal provided that, among other things, the actual prepayment experience on the underlying mortgage loans falls within a predefined range. If the actual prepayment experience on the underlying mortgage loans is at a rate faster or slower than the predefined range or if deviations from other assumptions occur, principal payments on the PAC Bond may be earlier or later than predicted. The magnitude of the predefined range varies from one PAC Bond to another; a narrower range increases the risk that prepayments on the PAC Bond will be greater or smaller than predicted. Because of these features, PAC Bonds generally are less subject to the risks of prepayment than are other types of mortgage-backed securities.
          Stripped Mortgage Securities. Stripped mortgage securities are derivative multiclass mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities are generally illiquid.
          Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest (“IO” or interest-only), while the other class will receive the entire principal (“PO” or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a NRSRO.
          In addition to the stripped mortgage securities described above, certain Funds may invest in similar securities such as Super POs and Levered IOs which are more volatile than POs, IOs and IOettes. Risks associated with instruments such as Super POs are similar in nature to those risks related to investments in POs. IOettes represent the right to receive interest payments on an underlying pool of mortgages with similar risks as those associated with IOs. Unlike IOs, the owner also has the right to receive a very small portion of the principal. Risks connected with Levered IOs and IOettes are similar in nature to those associated with IOs. Such Funds may also

17

invest in other similar instruments developed in the future that are deemed consistent with its investment objective, policies and restrictions. See “Additional General Tax Information For All Funds” in this SAI.
          A Fund may also purchase stripped mortgage-backed securities for hedging purposes to protect that Fund against interest rate fluctuations. For example, since an IO will tend to increase in value as interest rates rise, it may be utilized to hedge against a decrease in value of other fixed-income securities in a rising interest rate environment. Stripped mortgage-backed securities may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on stripped mortgage-backed securities that receive all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped. The market for CMOs and other stripped mortgage-backed securities may be less liquid if these securities lose their value as a result of changes in interest rates; in that case, a Fund may have difficulty in selling such securities.
          Asset-Backed Securities. Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first-lien mortgage loans or interests therein; rather the underlying assets are often consumer or commercial debt contracts such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property and receivables from credit card and other revolving credit arrangements. However, almost any type of fixed income assets may be used to create an asset-backed security, including other fixed income securities or derivative instruments such as swaps. Payments or distributions of principal and interest on asset-backed securities may be supported by non-governmental credit enhancements similar to those utilized in connection with mortgage-backed securities. Asset-backed securities though present certain risks that are not presented by mortgage-backed securities. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Asset-backed securities may not have the benefit of any security interest in the related asset.
Municipal Securities
          Municipal securities include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately-operated facilities are deemed to be municipal securities, only if the interest paid thereon is exempt from federal taxes. The underlying NVIT Money Market Fund may invest in municipal securities whether or not the interest paid is tax exempt as long as the securities are acceptable investments for money market funds.
          Other types of municipal securities include short-term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Project Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.
          Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its Project Notes, they are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the federal government will lend the issuer an amount equal to the principal of and interest on the Project Notes.
          The two principal classifications of municipal securities consist of “general obligation” and “revenue” issues. The Funds may also acquire “moral obligation” issues, which are normally issued by special purpose authorities. There are, of course, variations in the quality of municipal securities, both within a particular classification and between classifications, and the yields on municipal securities depend upon a variety of factors, including the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. Ratings represent the opinions of an

18

NRSRO as to the quality of municipal securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate and rating may have different yields, while municipal securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase, an issue of municipal securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase. The subadviser will consider such an event in determining whether a Fund should continue to hold the obligation.
          An issuer’s obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.
Nationwide Contract
          Each Investor Destinations Fund and Cardinal Fund may invest in the Nationwide Contract. The Nationwide Contract is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company (“Nationwide”). This contract has a stable principal value and will pay each such Fund a fixed rate of interest. The fixed interest rate must be at least 3.50%, but may be higher. Nationwide will calculate the interest rate in the same way that it calculates guaranteed interest rates for similar contracts. Because of the guaranteed nature of the contract, the Funds will not directly participate in the actual experience of the assets underlying the contract. Although under certain market conditions a Fund’s performance may be hurt by its investment in the Nationwide Contract, Nationwide Fund Advisors (“NFA” or the “Adviser”) believes that the stable nature of the Nationwide Contract should reduce a Fund’s volatility and overall risk, especially when the bond and stock markets decline simultaneously.
          While the Nationwide Contract is guaranteed by Nationwide as described above, if Nationwide becomes unable to meet this guarantee, a Fund that invests in the contract may lose money from unpaid principal or unpaid or reduced interest. Because the entire contract is issued and guaranteed by a single issuer, the financial health of such issuer may have a greater impact on the value of a Fund that invests in it.
Put Bonds
          “Put” bonds are securities (including securities with variable interest rates) that may be sold back to the issuer of the security at face value at the option of the holder prior to their stated maturity. A Fund’s subadviser intends to purchase only those put bonds for which the put option is an integral part of the security as originally issued. The option to “put” the bond back to the issuer prior to the stated final maturity can cushion the price decline of the bond in a rising interest rate environment. However, the premium paid, if any, for an option to put will have the effect of reducing the yield otherwise payable on the underlying security. For the purpose of determining the “maturity” of securities purchased subject to an option to put, and for the purpose of determining the dollar weighted average maturity of a Fund holding such securities, the Fund will consider “maturity” to be the first date on which it has the right to demand payment from the issuer.
Standby Commitment Agreements
          Standby commitment agreements commit a Fund, for a stated period of time, to purchase a stated amount of fixed-income securities that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security is fixed at the time of the commitment. At the time of entering into the agreement the Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued. Funds enter into such agreements for the purpose of investing in the security underlying the commitment at a yield and price that is considered advantageous to the Fund.
          There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Fund may bear the risk of a decline in the value

19

of such security and may not benefit from appreciation in the value of the security during the commitment period if the security is not ultimately issued.
          The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security will thereafter be reflected in the calculation of a Fund’s net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.
Strip Bonds
          Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest paying securities of comparable maturity.
U.S. Government Securities and U.S. Government Agency Securities
          Underlying Funds may invest in a variety of securities which are issued or guaranteed as to the payment of principal and interest by the U.S. government, and by various agencies or instrumentalities which have been established or sponsored by the U.S. government.
          U.S. Treasury securities are backed by the “full faith and credit” of the United States. Securities issued or guaranteed by federal agencies and U.S. government-sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, investors in such securities look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain agencies and instrumentalities, such as the Government National Mortgage Association (“GNMA”), are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make “indefinite and unlimited” drawings on the U.S. Treasury if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Banks and Federal National Mortgage Association (“FNMA”), are not guaranteed by the United States, but those institutions are protected by the discretionary authority for the U.S. Treasury to purchase certain amounts of their securities to assist the institutions in meeting their debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and the Federal Home Loan Mortgage Corporation (“FHLMC”), are federally chartered institutions under U.S. government supervision, but their debt securities are backed only by the creditworthiness of those institutions, not the U.S. government.
          Some of the U.S. government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and the Tennessee Valley Authority.
          An instrumentality of a U.S. government agency is a government agency organized under Federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Immediate Credit Banks and the FNMA.
          The maturities of such securities usually range from three months to 30 years. While such securities may be guaranteed as to principal and interest by the U.S. government or its instrumentalities, their market values may fluctuate and are not guaranteed, which may, along with the other securities in the Fund’s portfolio, cause a Fund’s daily net asset value to fluctuate.
          The Federal Reserve creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities. To the extent a Fund purchases the principal portion of STRIPS, the Fund will not

20

receive regular interest payments. Instead STRIPS are sold at a deep discount from their face value. Because the principal portion of the STRIPS does not pay current income, its price can be volatile when interest rates change. In calculating its dividend, the Fund takes into account as income a portion of the difference between the principal portion of the STRIPS’ purchase price and its face value.
          In September 2008, the U.S. Treasury Department and the Federal Housing Finance Administration (“FHFA”) announced that FNMA and FHLMC would be placed into a conservatorship under FHFA. The long-term effect that this conservatorship will have on these companies’ debt and equity securities is unclear.
          TIPS Bonds. Treasury Inflation-Protected Securities (“TIPS”) are fixed-income securities issued by the U.S. Treasury whose principal value is periodically adjusted according to the rate of inflation. The U.S. Treasury uses a structure that accrues inflation into the principal value of the bond. Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. TIPS bonds typically pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).
          If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate.
          The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.
          While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.
          The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. There can be no assurance that the CPI-U will accurately measure the real rate of inflation in the prices of goods and services.
          Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.
When-Issued Securities and Delayed-Delivery Transactions
          When securities are purchased on a “when-issued” basis or purchased for delayed delivery, then payment and delivery occur beyond the normal settlement date at a stated price and yield. When-issued transactions normally settle within 45 days. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. The greater a Fund’s outstanding commitments for these securities, the greater the exposure to potential fluctuations in the net

21

asset value of a Fund. Purchasing when-issued or delayed-delivery securities may involve the additional risk that the yield or market price available in the market when the delivery occurs may be higher or the market price lower than that obtained at the time of commitment.
          When a Fund agrees to purchase when-issued or delayed-delivery securities, to the extent required by the SEC, its custodian will earmark or set aside permissible liquid assets equal to the amount of the commitment in a segregated account. Normally, the custodian will earmark or set aside portfolio securities to satisfy a purchase commitment, and in such a case a Fund may be required subsequently to earmark or place additional assets in the segregated assets in order to ensure that the value of the segregated account remains equal to the amount of such Fund’s commitment. It may be expected that a Fund’s net assets will fluctuate to a greater degree when it earmarks or sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. In addition, because the Fund will earmark or set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described above, such Fund’s liquidity and the ability of its subadviser to manage it might be affected in the event its commitments to purchase “when-issued” securities ever exceed 25% of the value of its total assets. When a Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in a Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.
Zero Coupon Securities, Step-Coupon Securities, Pay-In-Kind Bonds (“PIK Bonds”) and Deferred Payment Securities
          Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. Step-coupon securities are debt securities that do not make regular cash interest payments and are sold at a deep discount to their face value. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Zero coupon securities may have conversion features. PIK bonds pay all or a portion of their interest in the form of debt or equity securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Deferred payment securities are often sold at substantial discounts from their maturity value.
          Zero coupon securities, PIK bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities, PIK bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not be considered illiquid for the purposes of a Fund’s limitation on investments in illiquid securities.
          Current federal income tax law requires the holder of zero coupon securities, certain PIK bonds and deferred payment securities acquired at a discount (such as Brady Bonds) to accrue income with respect to these securities prior to the receipt of cash payments. Accordingly, to avoid liability for federal income and excise taxes, a Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.
OTHER TYPES OF INVESTMENTS OR STRATEGIES
Borrowing
          Each Fund may borrow money from banks, limited by each Fund’s fundamental investment restriction (generally, 33-1/3% of its total assets (including the amount borrowed)), including borrowings for temporary or emergency purposes. A Fund may engage in mortgage dollar roll and reverse repurchase agreements which may be considered a form of borrowing unless the Fund covers its exposure by segregating or earmarking liquid assets.

22

          Leverage. The use of leverage by a Fund creates an opportunity for greater total return, but, at the same time, creates special risks. For example, leveraging may exaggerate changes in the net asset value of Fund shares and in the yield on an Index Fund’s portfolio. Although the principal of such borrowings will be fixed, a Fund’s assets may change in value during the time the borrowings are outstanding. Borrowings will create interest expenses for the Fund which can exceed the income from the assets purchased with the borrowings. To the extent the income or capital appreciation derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay on the borrowings, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such borrowed funds is not sufficient to cover the cost of borrowing, the return to a Fund will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced. In the latter case, a Fund’s subadviser in its best judgment nevertheless may determine to maintain a Fund’s leveraged position if it expects that the benefits to the Fund’s shareholders of maintaining the leveraged position will outweigh the current reduced return.
          Certain types of borrowings by a Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede the Fund’s subadviser from managing a Fund’s portfolio in accordance with the Fund’s investment objectives and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require a Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so.
          An Underlying Fund that is “passively” managed as an “index” fund at times may borrow from affiliates of BlackRock Investment Management, LLC (“BlackRock”), provided that the terms of such borrowings are no less favorable than those available from comparable sources of funds in the marketplace.
Derivative Instruments
          Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). Derivatives allow a Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Each Fund may use derivatives for hedging purposes. Certain Funds, as noted in their respective Prospectuses, may also use derivatives for speculative purposes to seek to enhance returns. The use of a derivative is speculative if the Fund is primarily seeking to achieve gains, rather than offset the risk of other positions. When a Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. No Fund may use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.
          Derivatives generally have investment characteristics that are based upon either forward contracts (under which one party is obligated to buy and the other party is obligated to sell an underlying asset at a specific price on a specified date) or option contracts (under which the holder of the option has the right but not the obligation to buy or sell an underlying asset at a specified price on or before a specified date). Consequently, the change in value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset. In contrast, the buyer of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to the corresponding losses that result from adverse movements in the value of the underlying asset. The seller (writer) of an option-based derivative generally will receive fees or premiums but generally is exposed to losses resulting from changes in the value of the underlying asset. Derivative transactions may include elements of leverage and, accordingly, the fluctuation of the value of the derivative transaction in relation to the underlying asset may be magnified.
          The use of these instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they may be traded, and the Commodity Futures Trading Commission (“CFTC”). Each Fund has claimed an exclusion from the definition or the term “commodity pool operator” under the Commodity Exchange Act (CEA) and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

23

          Special Risks of Derivative Instruments. The use of derivative instruments involves special considerations and risks as described below. Risks pertaining to particular instruments are described in the sections that follow.
(1) Successful use of most of these instruments depends upon a Fund’s subadviser’s ability to predict movements of the overall securities and currency markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed.
(2) There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. For example, if the value of an instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the investments being hedged, as well as, how similar the index is to the portion of the Fund’s assets being hedged in terms of securities composition.
(3) Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a Fund entered into a short hedge because a Fund’s subadviser projected a decline in the price of a security in the Fund’s portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the instrument. Moreover, if the price of the instrument declines by more than the increase in the price of the security, a Fund could suffer a loss.
(4) As described below, a Fund might be required to maintain assets as “cover,” maintain segregated accounts, or make margin payments when it takes positions in these instruments involving obligations to third parties (i.e., instruments other than purchased options). If the Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair the Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund’s ability to close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (“counterparty”) to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the Fund.
          For a discussion of the federal income tax treatment of a Fund’s derivative instruments, see “Additional General Tax Information for All Funds.”
          Options. A Fund may purchase or write put and call options on securities and indices, and may purchase options on foreign currencies, and enter into closing transactions with respect to such options to terminate an existing position. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing put or call options can enable a Fund to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised, and a Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. All or a portion of any assets used as cover for OTC options written by a Fund would be considered illiquid to the extent described under “Restricted, Non-Publicly Traded and Illiquid Securities” below. Writing put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option,

24

it can be expected that the put option will be exercised, and the Fund will be obligated to purchase the security at more than its market value.
          The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration of the option, the relationship of the exercise price to the market price of the underlying investment, and general market conditions. Options that expire unexercised have no value. Options used by a Fund may include European-style options, which can only be exercised at expiration. This is in contrast to American-style options which can be exercised at any time prior to the expiration date of the option.
          A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.
          A Fund may purchase or write both OTC options and options traded on foreign and U.S. exchanges. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. OTC options are contracts between the Fund and the counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases or writes an OTC option, it relies on the counterparty to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.
          A Fund’s ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. A Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although a Fund will enter into OTC options only with counterparties that are expected to be capable of entering into closing transactions with a Fund, there is no assurance that such Fund will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration.
          If a Fund is unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as a cover for the written option until the option expires or is exercised.
          A Fund may engage in options transactions on indices in much the same manner as the options on securities discussed above, except that index options may serve as a hedge against overall fluctuations in the securities markets in general.
          The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging.
          Transactions using OTC options (other than purchased options) expose a Fund to counterparty risk. To the extent required by SEC guidelines, a Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities, other options, or futures or (2) cash and liquid obligations with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. A Fund will also earmark or set aside cash and/or appropriate liquid assets in a segregated custodial account if required to do so by the SEC and CFTC regulations. Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option or futures contract is open, unless they are replaced with similar assets. As a

25

result, the commitment of a large portion of the Fund’s assets to earmarking or segregated accounts as a cover could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.
          An interest rate option is an agreement with a counterparty giving the buyer the right but not the obligation to buy or sell one of an interest rate hedging vehicle (such as a treasury future or interest rate swap) at a future date at a predetermined price. The option buyer would pay a premium at the inception of the agreement. An interest rate option can be used to actively manage a Fund’s interest rate risk with respect to either an individual bond or an overlay of the entire portfolio.
          Spread Transactions. A Fund may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives a Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to a Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect a Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread option.
          Futures Contracts. A Fund may enter into futures contracts, including interest rate, index, and currency futures and purchase and write (sell) related options. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. A Fund’s hedging may include purchases of futures as an offset against the effect of expected increases in securities prices or currency exchange rates and sales of futures as an offset against the effect of expected declines in securities prices or currency exchange rates. A Fund may write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. A Fund will engage in this strategy only when a Fund’s subadviser believes it is more advantageous to a Fund than purchasing the futures contract.
          To the extent required by regulatory authorities, a Fund will only enter into futures contracts that are traded on U.S. or foreign exchanges or boards of trade approved by the CFTC and are standardized as to maturity date and underlying financial instrument. These transactions may be entered into for “bona fide hedging” purposes as defined in CFTC regulations and other permissible purposes including increasing return and hedging against changes in the value of portfolio securities due to anticipated changes in interest rates, currency values and/or market conditions.
          A Fund will not enter into futures contracts and related options for other than “bona fide hedging” purposes for which the aggregate initial margin and premiums required to establish positions exceed 5% of the Fund’s net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. There is no overall limit on the percentage of a Fund’s assets that may be at risk with respect to futures activities. Although techniques other than sales and purchases of futures contracts could be used to reduce a Fund’s exposure to market, currency, or interest rate fluctuations, such Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through using futures contracts.
          A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., debt security) or currency for a specified price at a designated date, time, and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument, the currency, or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a Fund realizes a gain; if it is more, a Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, a Fund realizes a

26

gain; if it is less, a Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.
          No price is paid by a Fund upon entering into a futures contract. Instead, at the inception of a futures contract, the Fund is required to deposit with the futures broker or in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, “initial margin” consisting of cash, U.S. government securities or other liquid obligations, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to a Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.
          Subsequent “variation margin” payments are made to and from the futures broker daily as the value of the futures position varies, a process known as “marking to market.” Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund’s obligations to or from a futures broker. When a Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions and options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade on which they were entered into (or through a linked exchange). Although the Funds intend to enter into futures transactions only on exchanges or boards of trade where there appears to be an active market, there can be no assurance that such a market will exist for a particular contract at a particular time.
          Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.
          If a Fund were unable to liquidate a futures contract or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses, because it would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.
          Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the future markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, “program trading” and other investment strategies might result in temporary price distortions.
          Commodity Futures Contracts. Commodity futures may be based upon commodities within five main commodity groups: (1) energy, which includes crude oil, natural gas, gasoline and heating oil; (2)

27

livestock, which includes cattle and hogs; (3) agriculture, which includes wheat, corn, soybeans, cotton, coffee, sugar and cocoa; (4) industrial metals, which includes aluminum, copper, lead, nickel, tin and zinc; and (5) precious metals, which includes gold, platinum and silver. The Fund may purchase and sell commodity futures contracts, options on futures contracts and options and futures on commodity indices with respect to these five main commodity groups and the individual commodities within each group, as well as other types of commodities.
          Risks Associated with Commodity Futures Contracts. There are several additional risks associated with transactions in commodity futures contracts.
•	Storage. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.

•	Reinvestment. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for the Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for the Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.

•	Other Economic Factors. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices.
          Indexed and Inverse Securities. A Fund may invest in securities the potential return of which is based on an index or interest rate. As an illustration, a Fund may invest in a debt security that pays interest based on the current value of an interest rate index, such as the prime rate. A Fund may also invest in a debt security that returns principal at maturity based on the level of a securities index or a basket of securities, or based on the relative changes of two indices. In addition, certain Funds may invest in securities the potential return of which is based inversely on the change in an index or interest rate (that is, a security the value of which will move in the opposite direction of changes to an index or interest rate). For example, a Fund may invest in securities that pay a higher rate of interest when a particular index decreases and pay a lower rate of interest (or do not fully return principal) when the value of the index increases. If a Fund invests in such securities, it may be subject to reduced or eliminated interest payments or loss of principal in the event of an adverse movement in the relevant interest rate, index or indices. Indexed and inverse securities involve credit risk, and certain indexed and inverse securities may involve leverage risk, liquidity risk and currency risk. When used for hedging purposes, indexed and inverse securities involve correlation risk. (Furthermore, where such a security includes a contingent liability, in the event of an adverse movement in the underlying index or interest rate, a Fund may be required to pay substantial additional margin to maintain the position.)
          Credit Linked Notes. A credit linked note (“CLN”) is a type of hybrid instrument in which a special purpose entity issues a structured note (the “Note Issuer”) that is intended to replicate a corporate bond or a portfolio of corporate bonds. The purchaser of the CLN (the “Note Purchaser”) invests a par amount and receives a payment

28

during the term of the CLN that equals a fixed or floating rate of interest equivalent to a highly rated funded asset (such as a bank certificate of deposit) plus an additional premium that relates to taking on the credit risk of an identified bond (the “Reference Bond”). Upon maturity of the CLN, the Note Purchaser will receive a payment equal to: (i) the original par amount paid to the Note issuer, if there is neither a designated event of default (an “Event of Default”) with respect to the Reference Bond nor a restructuring of the issuer of the Reference Bond (a “Restructuring Event”); or (ii) the value of the Reference Bond if an Event of Default or a Restructuring Event has occurred. Depending upon the terms of the CLN, it is also possible that the Note Purchaser may be required to take physical delivery of the Reference Bond in the event of an Event of Default or a Restructuring Event.
          Structured Products. An Underlying Fund may use structured products to hedge its portfolio. Structured products generally are individually negotiated agreements and may be traded over-the-counter. They are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments.
          With respect to structured products, because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there is currently no active trading market for these securities. See also, “Description of Portfolio Instruments And Investment Policies — Restricted, Non-Publicly Traded and Illiquid Securities.”
          Swap Agreements. An Underlying Fund may enter into interest rate, total return, securities index, commodity, or security and currency exchange rate swap agreements for any lawful purpose consistent with such Fund’s investment objective, such as for the purpose of attempting to obtain or preserve a particular desired return or spread at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or spread. A Fund also may enter into swaps in order to protect against an increase in the price of, or the currency exchange rate applicable to, securities that the Fund anticipates purchasing at a later date. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from one or more days to several years. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. Swap agreements may include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. “Total return swaps” are contracts in which one party agrees to make payments of the total return from the underlying asset during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset.
          The “notional amount” of the swap agreement is the agreed upon basis for calculating the obligations that the parties to a swap agreement have agreed to exchange. Under most swap agreements entered into by a Fund, the obligations of the parties would be exchanged on a “net basis.” Consequently, a Fund’s obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s obligation under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid assets.

29

          Whether a Fund’s use of swap agreements will be successful in furthering its investment objective will depend, in part, on a Fund’s adviser’s or subadviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The swaps market is largely unregulated.
          A Fund will enter swap agreements only with counterparties that a Fund’s adviser or subadviser reasonably believes are capable of performing under the swap agreements. If there is a default by the other party to such a transaction, a Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.
          Credit Default Swaps. A Fund may enter into credit default swap contracts. A Fund might use credit default swap contracts to limit or to reduce risk exposure of the Fund to defaults of corporate and sovereign issuers (i.e., to reduce risk when the Fund owns or has exposure to such issuers). A Fund also might use credit default swap contracts to create direct or synthetic short or long exposure to domestic or foreign corporate debt securities or certain sovereign debt securities to which the Fund is not otherwise exposed.
          As the seller in a credit default swap contract, a Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default (or similar event) by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, a Fund would receive from the counterparty a periodic stream of payments over the term of the contract, provided that no event of default (or similar event) occurs. If no event of default (or similar event) occurs, a Fund would keep the stream of payments and would have no payment of obligations. As the seller in a credit default swap contract, a Fund effectively would add economic leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.
          As the purchaser in a credit default swap contract, a Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment might expire worthless. It also would involve credit risk — that the seller may fail to satisfy its payment obligations to a Fund in the event of a default (or similar event). As the purchaser in a credit default swap contract, a Fund’s investment would generate income only in the event of an actual default (or similar event) by the issuer of the underlying obligation. At present, the Funds will not act as a seller in a credit default swap contract.
          Total Rate of Return Swaps. Total rate of return swaps are contracts in which one party agrees to make payments of the total return from the underlying asset during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset. A total rate of return swap will allow a Fund to quickly and cost effectively invest cash flows into a diversified basket of assets which has the risk/return prospect of the Fund’s stated benchmark.
          Hybrid Instruments. Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark.
          The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, and depend upon the terms of the instrument. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed income or convertible securities. Hybrid instruments are also potentially more volatile and carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks.
          Foreign Currency-Related Derivative Strategies — Special Considerations. A Fund may use options and futures and options on futures on foreign currencies and forward currency contracts to hedge against movements in the values of the foreign currencies in which a Fund’s securities are denominated. Currency contracts may also be purchased such that net exposure to an individual currency exceeds the value of the Fund’s securities that are

30

denominated in that particular currency. A Fund may engage in currency exchange transactions to protect against uncertainty in the level of future exchange rates and may also engage in currency transactions to increase income and total return. Such currency hedges can protect against price movements in a security the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.
          A Fund might seek to hedge against changes in the value of a particular currency when no hedging instruments on that currency are available or such hedging instruments are more expensive than certain other hedging instruments. In such cases, a Fund may hedge against price movements in that currency by entering into transactions using hedging instruments on another foreign currency or a basket of currencies, the values of which a subadviser believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the hedging instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.
          The value of derivative instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such hedging instruments, a Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.
          There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the derivative instruments until they reopen.
          Settlement of derivative transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.
          Permissible foreign currency options will include options traded primarily in the OTC market. Although options on foreign currencies are traded primarily in the OTC market, a Fund will normally purchase OTC options on foreign currency only when a Fund’s subadviser believes a liquid secondary market will exist for a particular option at any specific time.
          Forward Currency Contracts. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.
          At or before the maturity of a forward currency contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by purchasing a second contract. If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward currency contract prices.
          The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

31

          Currency Hedging. While the values of forward currency contracts, currency options, currency futures and options on futures may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of a Fund’s investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect a Fund against price decline if the issuer’s creditworthiness deteriorates. Because the value of a Fund’s investments denominated in foreign currency will change in response to many factors other than exchange rates, a currency hedge may not be entirely successful in mitigating changes in the value of a Fund’s investments denominated in that currency over time.
          A decline in the dollar value of a foreign currency in which a Fund’s securities are denominated will reduce the dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In order to protect against such diminutions in the value of securities it holds, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its securities that otherwise would have resulted. Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, a Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase.
          A Fund may enter into foreign currency exchange transactions to hedge its currency exposure in specific transactions or portfolio positions. Currency contracts may also be purchased such that net exposure to an individual currency exceeds the value of the Fund’s securities that are denominated in that particular currency. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of a Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. A Fund may not position hedge to an extent greater than the aggregate market value (at the time of making such sale) of the hedged securities.
          Foreign Commercial Paper. A Fund may invest in commercial paper which is indexed to certain specific foreign currency exchange rates. The terms of such commercial paper provide that its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. A Fund will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount or principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rate enables a Fund to hedge or cross-hedge against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. A Fund will purchase such commercial paper either for hedging purposes or in order to seek investment gain. The Funds believe that such investments do not involve the creation of a senior security, but nevertheless will earmark or establish a segregated account with respect to its investments in this type of commercial paper and maintain in such account cash not available for investment or other liquid assets having a value equal to the aggregate principal amount of outstanding commercial paper of this type.
Foreign Securities
          Funds that invest in foreign securities offer the potential for more diversification than a Fund that invests only in the United States because securities traded on foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve risks not present in U.S. investments that can increase the chances that a Fund will lose money. In particular, a Fund is subject to the risk that, because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital

32

markets or in certain industries. Any of these actions could severely affect security prices, impair a Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect a Fund’s operations. Other potential foreign market risks include exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes.
          Foreign Economy Risk. The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures.
          Currency Risk and Exchange Risk. An Underlying Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar. In such case, changes in foreign currency exchange rates will affect the value of a Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a stronger U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.
          Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than does the United States. Some countries may not have laws to protect investors comparable to the U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on nonpublic information about that company. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition. In addition, the U.S. government has from time to time in the past imposed restrictions, through penalties and otherwise, on foreign investments by U.S. investors such as the Fund. If such restrictions should be reinstituted, it might become necessary for the Fund to invest all or substantially all of its assets in U.S. securities.
          Certain Risks of Holding Fund Assets Outside the United States. A Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on a Fund’s ability to recover its assets if a foreign bank or depository or issuer of a security or any of their agents goes bankrupt. In addition, it is often more expensive for a Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount a Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund as compared to investment companies that invest only in the United States.
          Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates in markets that still rely on physical settlement. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for a Fund to carry out transactions. If a Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred.

33

          Investment in Emerging Markets. The Funds may invest in the securities of issuers domiciled in various countries with emerging capital markets. Emerging market countries are developing and low or middle income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.
          Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments; (iv) national policies that may limit a Fund’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests; and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.
          Emerging capital markets are developing in a dynamic political and economic environment brought about by events over recent years that have reshaped political boundaries and traditional ideologies. In such a dynamic environment, there can be no assurance that any or all of these capital markets will continue to present viable investment opportunities for a Fund. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that a Fund could lose the entire value of its investments in the affected market.
          Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the United States, such as price/earnings ratios, may not be applicable. Emerging market securities may be substantially less liquid and more volatile than those of mature markets, and company shares may be held by a limited number of persons. This may adversely affect the timing and pricing of the Fund’s acquisition or disposal of securities.
          Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because a Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. A Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation.
          Restrictions on Certain Investments. A number of publicly traded closed-end investment companies have been organized to facilitate indirect foreign investment in developing countries, and certain of such countries, such as Thailand, South Korea, Chile and Brazil, have specifically authorized such funds. There also are investment opportunities in certain of such countries in pooled vehicles that resemble open-end investment companies. In accordance with the 1940 Act, a Fund may invest up to 10% of its total assets in securities of other investment companies, not more than 5% of which may be invested in any one such company. In addition, under the 1940 Act, a Fund may not own more than 3% of the total outstanding voting stock of any investment company. These restrictions on investments in securities of investment companies may limit opportunities for a Fund to invest indirectly in certain developing countries. Shares of certain investment companies may at times be acquired only at market prices representing premiums to their net asset values. If a Fund acquires shares of other investment companies, shareholders would bear both their proportionate share of expenses of the Fund (including management and advisory fees) and, indirectly, the expenses of such other investment companies.

34

          Depositary Receipts. A Fund may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) or other securities convertible into securities of issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, GDRs, in bearer form, are issued and designed for use outside the United States and EDRs (also referred to as Continental Depositary Receipts (“CDRs”)), in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are receipts typically issued by non-U.S. banks and trust companies that evidence ownership of either foreign or domestic securities. For purposes of a Fund’s investment policies, ADRs, GDRs and EDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR, GDR or EDR representing ownership of common stock will be treated as common stock.
          A Fund may invest in depositary receipts through “sponsored” or “unsponsored” facilities. While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants.
          A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to pass through voting rights to ADR holders in respect of the deposited securities. In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and thus there may not be a correlation between such information and the market value of the depositary receipts. Unsponsored ADRs tend to be less liquid than sponsored ADRs.
          Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary, and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.
          Foreign Sovereign Debt. Certain Underlying Funds may invest in sovereign debt obligations issued by foreign governments. To the extent that a Fund invests in obligations issued by developing or emerging markets, these investments involve additional risks. Sovereign obligors in developing and emerging market countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit for finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the foreign sovereign debt securities in which a Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Fund’s holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

35

Lending Portfolio Securities
          An Underlying Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives collateral, with respect to each loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and, with respect to each loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned, and at all times thereafter shall require the borrower to mark-to-market such collateral on a daily basis so that the market value of such collateral does not fall below 100% of the market value of the portfolio securities so loaned. By lending its portfolio securities, a Fund can increase its income through the investment of the collateral. For the purposes of this policy, a Fund considers collateral consisting of cash, U.S. government securities or letters of credit issued by banks whose securities meet the standards for investment by the Fund to be the equivalent of cash. From time to time, a Fund may return to the borrower or a third party which is unaffiliated with it, and which is acting as a “placing broker,” a part of the interest earned from the investment of collateral received for securities loaned.
          The SEC currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) a Fund must receive from the borrower collateral equal to at least 100% of the value of the portfolio securities loaned; (2) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of such collateral; (3) a Fund must be able to terminate the loan at any time; (4) a Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) a Fund may pay only reasonable custodian fees in connection with the loan; and (6) while any voting rights on the loaned securities may pass to the borrower, a Fund’s board of trustees must be able to terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modification. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund’s ability to recover the loaned securities or dispose of the collateral for the loan.
          Investment of Securities Lending Collateral. The cash collateral received from a borrower as a result of a Fund’s securities lending activities will be used to purchase both fixed-income securities and other securities with debt-like characteristics that are rated A1 or P1 on a fixed rate or floating rate basis, including: bank obligations; commercial paper; investment agreements, funding agreements, or guaranteed investment contracts entered into with, or guaranteed by an insurance company; loan participations; master notes; medium term notes; repurchase agreements; and U.S. government securities. Except for the investment agreements, funding agreements or guaranteed investment contracts guaranteed by an insurance company, master notes, and medium term notes (which are described below), these types of investments are described elsewhere in the SAI. Collateral may also be invested in a money market mutual fund or short-term collective investment trust.
          Investment agreements, funding agreements, or guaranteed investment contracts entered into with, or guaranteed by an insurance company are agreements where an insurance company either provides for the investment of the Fund’s assets or provides for a minimum guaranteed rate of return to the investor.
          Master notes are promissory notes issued usually with large, creditworthy broker-dealers on either a fixed rate or floating rate basis. Master notes may or may not be collateralized by underlying securities. If the master note is issued by an unrated subsidiary of a broker-dealer, then an unconditional guarantee is provided by the issuer’s parent.
          Medium term notes are unsecured, continuously offered corporate debt obligations. Although medium term notes may be offered with a maturity from one to ten years, in the context of securities lending collateral, the maturity of the medium term note will not generally exceed two years.
Loan Participations and Assignments
          Loan Participations typically will result in a Fund having a contractual relationship only with the lender, not with the borrower. A Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Loan Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Loan Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and a Fund may not benefit directly from any collateral supporting the loan in which it has

36

purchased the Loan Participation. As a result, a Fund will assume the credit risk of both the borrower and the lender that is selling the Loan Participation. In the event of the insolvency of the lender selling a Loan Participation, a Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. A Fund will acquire Loan Participations only if the lender interpositioned between the Fund and the borrower is determined by the subadviser to be creditworthy. When a Fund purchases Assignments from lenders, the Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.
          A Fund may have difficulty disposing of Assignments and Loan Participations. Because the market for such instruments is not highly liquid, the Fund anticipates that such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on the Fund’s ability to dispose of particular Assignments or Loan Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.
          In valuing a Loan Participation or Assignment held by a Fund for which a secondary trading market exists, the Fund will rely upon prices or quotations provided by banks, dealers or pricing services. To the extent a secondary trading market does not exist, the Fund’s Loan Participations and Assignments will be valued in accordance with procedures adopted by the Board of Trustees, taking into consideration, among other factors: (i) the creditworthiness of the borrower under the loan and the lender; (ii) the current interest rate; period until next rate reset and maturity of the loan; (iii) recent prices in the market for similar loans; and (iv) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.
Repurchase Agreements
          In connection with the purchase by a Fund of a repurchase agreement from member banks of the Federal Reserve System or certain non-bank dealers, the Fund’s custodian, or a subcustodian, will have custody of, and will earmark or segregate securities acquired by the Fund under such repurchase agreement. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Repurchase agreements are considered by the staff of the U.S. Securities and Exchange Commission (“SEC”) to be loans by the Fund. Repurchase agreements may be entered into with respect to securities of the type in which the Fund may invest or government securities regardless of their remaining maturities, and will require that additional securities be deposited if the value of the securities purchased should decrease below resale price. Repurchase agreements involve certain risks in the event of default or insolvency by the other party, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which a Fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the repurchase agreement. A Fund’s subadviser reviews the creditworthiness of those banks and non-bank dealers with which the Funds enter into repurchase agreements to evaluate these risks.
Restricted, Non-Publicly Traded and Illiquid Securities
          A Fund may not invest more than 15% (5% for the underlying NVIT Money Market Fund) of its net assets, in the aggregate, in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, time deposits maturing in more than seven days and securities that are illiquid because of the absence of a readily available market or legal or contractual restrictions on resale or other factors limiting the marketability of the security. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.
          Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. In addition, for purposes of the underlying NVIT Money Market Fund, a security is illiquid if it cannot be sold or disposed of within the ordinary course of business within seven calendar days at approximately the value ascribed to it by such underlying Fund. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Unless subsequently registered for sale, these securities can only be sold in privately negotiated transactions or

37

pursuant to an exemption from registration. The Funds typically do not hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and a Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A Fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.
          In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.
          The SEC has adopted Rule 144A which allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers.
          Any such restricted securities will be considered to be illiquid for purposes of a Fund’s limitations on investments in illiquid securities unless, pursuant to procedures adopted by the Board of Trustees of the Trust (“Board of Trustees”), the Fund’s subadviser has determined such securities to be liquid because such securities are eligible for resale pursuant to Rule 144A and are readily saleable. To the extent that qualified institutional buyers may become uninterested in purchasing Rule 144A securities, a Fund’s level of illiquidity may increase.
          A Fund may sell over-the-counter (“OTC”) options and, in connection therewith, earmark or segregate assets to cover its obligations with respect to OTC options written by the Fund. The assets used as cover for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.
          A Fund’s subadviser will monitor the liquidity of restricted securities in the portion of a Fund it manages. In reaching liquidity decisions, the following factors are considered: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).
          Private Placement Commercial Paper. Commercial paper eligible for resale under Section 4(2) of the Securities Act is offered only to accredited investors. Rule 506 of Regulation D in the Securities Act lists investment companies as an accredited investor.
          Section 4(2) paper not eligible for resale under Rule 144A under the Securities Act shall be deemed liquid if (1) the Section 4(2) paper is not traded flat or in default as to principal and interest; (2) the Section 4(2) paper is rated in one of the two highest rating categories by at least two NRSROs, or if only one NRSRO rates the security, it is rated in one of the two highest categories by that NRSRO; and (3) the Fund’s subadviser believes that, based on the trading markets for such security, such security can be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the security.
Reverse Repurchase Agreements and Mortgage Dollar Rolls
          Underlying Funds may engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry, or for arbitrage transactions discussed below. In a reverse repurchase agreement, a Fund would sell a security and enter into an agreement to repurchase the security at a specified future

38

date and price. A Fund generally retains the right to interest and principal payments on the security. Since a Fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing under the 1940 Act (see “Borrowing”). When required by guidelines of the SEC, a Fund will segregate or earmark permissible liquid assets to secure its obligations to repurchase the security. At the time a Fund enters into a reverse repurchase agreement, it will establish and maintain segregated or earmarked liquid assets with an approved custodian having a value not less than the repurchase price (including accrued interest). The segregated or earmarked liquid assets will be marked-to-market daily and additional assets will be segregated or earmarked on any day in which the assets fall below the repurchase price (plus accrued interest). A Fund’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such determination.
          Mortgage dollar rolls are arrangements in which an Underlying Fund would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While a Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, the Fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. A Fund also could be compensated through the receipt of fee income equivalent to a lower forward price. At the time the Fund would enter into a mortgage dollar roll, it would earmark or set aside permissible liquid assets in a segregated account to secure its obligation for the forward commitment to buy mortgage-backed securities. Depending on whether the segregated or earmarked assets are cash equivalent or some other type of security, entering into mortgage dollar rolls may subject the Fund to additional interest rate sensitivity. If the segregated or earmarked assets are cash equivalents that mature prior to the mortgage dollar roll settlement, there is little likelihood that the sensitivity will increase; however, if the segregated or earmarked assets are subject to interest rate risk because they settle later, then the Fund’s interest rate sensitivity could increase. Mortgage dollar roll transactions may be considered a borrowing by the Funds (See “Borrowing”).
          Mortgage dollar rolls and reverse repurchase agreements may be used as arbitrage transactions in which a Fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date on the related mortgage dollar roll or reverse repurchase agreements. Since a Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities or repurchase agreements will be high quality and will mature on or before the settlement date of the mortgage dollar roll or reverse repurchase agreement, the Fund’s subadviser believes that such arbitrage transactions do not present the risks to the Fund that are associated with other types of leverage.
Short Selling of Securities
          Certain Underlying Funds may engage in short selling of securities consistent with its “passive” indexing investment strategies. In a short sale of securities, a Fund sells stock which it does not own, making delivery with securities “borrowed” from a broker. The Fund is then obligated to replace the borrowed security by purchasing it at the market price at the time of replacement. This price may or may not be less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender any dividends or interest which accrue during the period of the loan. In order to borrow the security, the Fund may also have to pay a premium and/or interest which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. In addition, the broker may require the deposit of collateral (generally, up to 50% of the value of the securities sold short).
          A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the security declines in price between those two dates. The amount of any gain will be decreased and the amount of any loss will be increased by any premium or interest the Fund may be required to pay in connection with the short sale.

39

When a cash dividend is declared on a security for which the Fund has a short position, the Fund incurs the obligation to pay an amount equal to that dividend to the lender of the shorted security. However, any such dividend on a security sold short generally reduces the market value of the shorted security, thus increasing the Fund’s unrealized gain or reducing the Fund’s unrealized loss on its short-sale transaction. Whether a Fund will be successful in utilizing a short sale will depend, in part, on a Fund’s subadviser’s ability to correctly predict whether the price of a security it borrows to sell short will decrease.
          In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. A Fund must segregate or earmark an amount of cash or other liquid assets equal to the difference between (a) the market value of securities sold short at the time that they were sold short and (b) the value of the collateral deposited with the broker to meet margin requirements in connection with the short sale (not including the proceeds from the short sale). While the short position is open, the Fund must maintain on a daily basis segregated or earmarked liquid assets at such a level that the amount segregated or earmarked plus the amount of collateral deposited with the broker as margin equals the current market value of the securities sold short.
          A Fund also may engage in short sales if at the time of the short sale the Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale “against the box.” The Funds do not intend to engage in short sales against the box for investment purposes. A Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security), or when the Fund wants to sell the security at an attractive current price. In such case, any future losses in the Fund’s long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box. For tax purposes a Fund that enters into a short sale “against the box” may be treated as having made a constructive sale of an “appreciated financial position” causing the Fund to realize a gain (but not a loss).
Temporary Investments
          Generally each of the Funds will be fully invested in accordance with its investment objective and strategies. However, pending investment of cash balances or for other cash management purposes, or if a Fund’s adviser or subadviser believes that business, economic, political or financial conditions warrant, a Fund, may invest without limit in cash or money market cash equivalents, including: (1) short-term U.S. government securities; (2) certificates of deposit, bankers’ acceptances, and interest-bearing savings deposits of commercial banks; (3) prime quality commercial paper; (4) repurchase agreements covering any of the securities in which the Fund may invest directly; and (5) subject to the limits of the 1940 Act, shares of other investment companies that invest in securities in which the Fund may invest. Should this occur, a Fund will not be pursuing its investment objective and may miss potential market upswings.
PORTFOLIO TURNOVER
          The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities, excluding securities whose maturities at the time of purchase were one year or less. High portfolio turnover rates will generally result in higher brokerage expenses, and may increase the volatility of a Fund. The table below explains any significant variation in the Funds’ portfolio turnover rate for the fiscal years ended December 31, 2009 and 2008 or any anticipated variation in the portfolio turnover rate from that reported for the last fiscal year:

FUND	2009[1]	2008
NVIT Investor Destinations Aggressive Fund	11.13%	21.38%
NVIT Investor Destinations Conservative Fund	42.55%	24.69%
NVIT Investor Destinations Moderate Fund	22.60%	19.00%
NVIT Investor Destinations Moderately Aggressive Fund	16.72%	22.71%
NVIT Investor Destinations Moderately Conservative Fund	26.10%	23.62%

40

[1]	The portfolio manager for the Fund is not limited by portfolio turnover in his management style, and the Fund’s portfolio turnover will fluctuate based on particular market conditions and stock valuations.
INVESTMENT RESTRICTIONS
          The following are fundamental investment restrictions for each of the Funds which cannot be changed without the vote of the majority of the outstanding shares of the Fund for which a change is proposed. The vote of the majority of the outstanding securities means the vote of (i) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (ii) a majority of the outstanding voting securities, whichever is less.
Each of the Funds:
•	May not lend any security or make any other loan except that each Fund may, in accordance with its investment objective and policies, (i) lend portfolio securities, (ii) purchase and hold debt securities or other debt instruments, including but not limited to loan participations and subparticipations, assignments, and structured securities, (iii) make loans secured by mortgages on real property, (iv) enter into repurchase agreements, and (v) make time deposits with financial institutions and invest in instruments issued by financial institutions, and enter into any other lending arrangement as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

•	May not purchase or sell real estate, except that each Fund may (i) acquire real estate through ownership of securities or instruments and sell any real estate acquired thereby, (ii) purchase or sell instruments secured by real estate (including interests therein), and (iii) purchase or sell securities issued by entities or investment vehicles that own or deal in real estate (including interests therein).

•	May not borrow money or issue senior securities, except that each Fund may enter into reverse repurchase agreements and may otherwise borrow money and issue senior securities as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

•	May not purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus or SAI of such Fund.

•	May not act as an underwriter of another issuer’s securities, except to the extent that each Fund may be deemed an underwriter within the meaning of the Securities Act in connection with the purchase and sale of portfolio securities.

•	May not purchase the securities of any issuer if, as a result, 25% or more (taken at current value) of the Fund’s total assets would be invested in the securities of the issuers, the principal activities of which are in the same industry; provided, that a Fund may invest more than 25% of its total assets in securities of issuers in an industry if the concentration in an industry is the result of the weighting in a particular industry in one or more Underlying Funds.
          Note, however, that the fundamental investment limitations described above do not prohibit each Fund from investing all or substantially all of its assets in the shares of other registered, open-end investment companies, such as the Underlying Funds.
          The following are the NON-FUNDAMENTAL operating policies of each of the Funds, which MAY BE CHANGED by the Board of Trustees of the Trust WITHOUT SHAREHOLDER APPROVAL:
Each Fund may not:
•	Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short or unless it covers such short sales as required by the current rules

41

and positions of the SEC or its staff, and provided that short positions in forward currency contracts, options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

•	Purchase securities on margin, except that the Fund may use margin to the extent necessary to obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with options, futures contracts, options on futures contracts, and transactions in currencies or other derivative instruments shall not constitute purchasing securities on margin.

•	Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid. If any percentage restriction or requirement described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in net asset value will not constitute a violation of such restriction or requirement. However, should a change in net asset value or other external events cause a Fund’s investments in illiquid securities including repurchase agreements with maturities in excess of seven days, to exceed the limit set forth above for such Fund’s investment in illiquid securities, a Fund will act to cause the aggregate amount of such securities to come within such limit as soon as is reasonably practicable. In such an event, however, such a Fund would not be required to liquidate any portfolio securities where a Fund would suffer a loss on the sale of such securities.

•	Pledge, mortgage or hypothecate any assets owned by the Fund except as may be necessary in connection with permissible borrowings or investments and then such pledging, mortgaging, or hypothecating may not exceed 33 1/3% of the Fund’s total assets at the time of the borrowing or investment.
          The investment objectives of each of the Funds are not fundamental and may be changed by the Board of Trustees without shareholder approval.
Internal Revenue Code Restrictions
          In addition to the investment restrictions above, each Fund must be diversified according to Internal Revenue Code requirements. Specifically, at each tax quarter end, each Fund’s holdings must be diversified so that (a) at least 50% of the market value of its total assets is represented by cash, cash items (including receivables), U.S. government securities, securities of other U.S. regulated investment companies, and other securities, limited so that no one issuer has a value greater than 5% of the value of the Fund’s total assets and that the Fund holds no more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than those of the U.S. Government or other U.S. regulated investment companies) of any one issuer, or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.
          Also, there are four requirements imposed on the Funds under Subchapter L of the Internal Revenue Code because they are used as investment options funding variable insurance products.
1)	A Fund may invest no more that 55% of its total assets in one issuer (including securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities);

2)	A Fund may invest no more that 70% of its total assets in two issuers (including securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities);

3)	A Fund may invest no more that 80% of its total assets in three issuers (including securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities);

4)	A Fund may invest no more that 90% of its total assets in four issuers (including securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities);
          Each U.S. government agency or instrumentality shall be treated as a separate issuer.

42

Insurance Law Restrictions
          In connection with the Trust’s agreement to sell shares to separate accounts to fund benefits payable under variable life insurance policies and variable annuity contracts, the Trust’s investment adviser, Nationwide Fund Advisors (“NFA” or the “Adviser”) and the insurance companies may enter into agreements, required by certain state insurance departments, under which the NFA may agree to use their best efforts to assure and permit insurance companies to monitor that each Fund of the Trust complies with the investment restrictions and limitations prescribed by state insurance laws and regulations applicable to the investment of separate account assets in shares of mutual funds. If a Fund failed to comply with such restrictions or limitations, the separate accounts would take appropriate action which might include ceasing to make investments in the Fund or withdrawing from the state imposing the limitation. Such restrictions and limitations are not expected to have a significant impact on the Trust’s operations.
DISCLOSURE OF PORTFOLIO HOLDINGS
          The Board of Trustees of the Trust has adopted policies and procedures regarding the disclosure of portfolio holdings information to protect the interests of Fund shareholders and to address potential conflicts of interest that could arise between the interests of Fund shareholders and the interests of the Funds’ investment adviser, principal underwriter or affiliated persons of the Funds’ investment adviser or principal underwriter. The Trust’s overall policy with respect to the release of portfolio holdings is to release such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Subject to the limited exceptions described below, the Trust will not make available to anyone non-public information with respect to its portfolio holdings until such time as the information is made available to all shareholders or the general public.
          The policies and procedures are applicable to NFA and any subadviser to the Funds. Pursuant to the policy, the Funds, NFA, any subadviser, and any service provider acting on their behalf are obligated to:
•	Act in the best interests of Fund shareholders by protecting non-public and potentially material portfolio holdings information;

•	Ensure that portfolio holdings information is not provided to a favored group of clients or potential clients; and

•	Adopt such safeguards and controls around the release of client information so that no client or group of clients is unfairly disadvantaged as a result of such release.
          Portfolio holdings information that is not publicly available will be released selectively only pursuant to the exceptions described below. In most cases, where an exception applies, the release of portfolio holdings is strictly prohibited until the information is at least 15 calendar days old. Nevertheless, NFA’s Executive Committee or its duly authorized delegate may authorize, where circumstances dictate, the release of more current portfolio holdings information.
          Each Fund posts onto the Trust’s internet site (www.nationwide.com/mutualfunds) substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month, and remain available on the internet site until the Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the SEC. The Funds disclose their complete portfolio holdings information to the SEC using Form N-Q within 60 days of the end of the first and third quarter ends of the Funds’ fiscal year and on Form N-CSR on the second and fourth quarter ends of the Funds’ fiscal year. Form N-Q is not required to be mailed to shareholders, but is made public through the SEC’s electronic filings. Shareholders receive either complete portfolio holdings information or summaries of Fund portfolio holdings with their annual and semiannual reports.
          Exceptions to the portfolio holdings release policy described above can only be authorized by NFA’s Executive Committee or its duly authorized delegate and will be made only when:
•	A Fund has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public;

•	The recipient of the information provides written assurances that the non-public portfolio holdings information will remain confidential and that persons with access to the information will be prohibited from trading based on the information; and

43

•	The release of such information would not otherwise violate the antifraud provisions of the federal securities laws or the Funds’ fiduciary duties.
          Under this policy, the receipt of compensation by a Fund, NFA, a subadviser, or an affiliate as consideration for disclosing non-public portfolio holdings information will not be deemed a legitimate business purpose.
          The Funds have ongoing arrangements to distribute information about the Funds’ portfolio holdings to the Funds’ third party service providers described herein (e.g., investment adviser, subadvisers, registered independent public accounting firm, administrator, transfer agent, sub-administrator, sub-transfer agent, custodian and legal counsel) as well as Lipper Inc., Morningstar, Inc., RiskMetrics Group, Inc., FactSet Research Systems, Inc., the Investment Company Institute, and on occasion, to State Street Bank and Trust Company where it provides portfolio transition management assistance (e.g., upon change of subadviser, etc.). These organizations are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Funds. No compensation or other consideration is received by the Funds, NFA or any other party in connection with each such ongoing arrangement.
          NFA conducts periodic reviews of compliance with the policy and the Funds’ Chief Compliance Officer provides annually a report to the Board of Trustees regarding the operation of the policy and any material changes recommended as a result of such review. NFA’s compliance staff will also submit annually to the Board a list of exceptions granted to the policy, including an explanation of the legitimate business purpose of the Fund that was served as a result of the exception.
TRUSTEES AND OFFICERS OF THE TRUST
Management Information
Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are listed in the table below. The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the last five years in any publicly-traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 55 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

44

			NUMBER OF	OTHER
	POSITION(S)		PORTFOLIOS IN	DIRECTORSHIP	EXPERIENCE,
	HELD WITH		THE	S HELD BY	QUALIFICATIONS,
	THE TRUST	PRINCIPAL	NATIONWIDE	TRUSTEE	ATTRIBUTES, AND
	AND LENGTH	OCCUPATION(S) DURING	FUND COMPLEX	DURING THE	SKILLS FOR
NAME AND	OF TIME	PAST 5 YEARS	OVERSEEN BY	PAST FIVE	BOARD
YEAR OF BIRTH	SERVED[1]	(OR LONGER)	TRUSTEE	YEARS[2]	MEMBERSHIP
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	86	None	Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.

45

			NUMBER OF	OTHER
	POSITION(S)		PORTFOLIOS IN	DIRECTORSHIP	EXPERIENCE,
	HELD WITH		THE	S HELD BY	QUALIFICATIONS,
	THE TRUST	PRINCIPAL	NATIONWIDE	TRUSTEE	ATTRIBUTES, AND
	AND LENGTH	OCCUPATION(S) DURING	FUND COMPLEX	DURING THE	SKILLS FOR
NAME AND	OF TIME	PAST 5 YEARS	OVERSEEN BY	PAST FIVE	BOARD
YEAR OF BIRTH	SERVED[1]	(OR LONGER)	TRUSTEE	YEARS[2]	MEMBERSHIP
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	86	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry) Terex Corporation (construction equipment), and Minerals Technology, Inc. (specialty chemicals)	Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

C. Brent DeVore 1940	Trustee since June 1990	Retired. Dr. DeVore served as the interim President of Greensboro College from 2009 though April 2010. He served as President of Otterbein College from July 1984 through July 2009, and as President of Davis and Elkins College from 1982 through 1984.	86	None	Significant board experience, including service on 28 boards over three decades; significant executive experience, including past service as a college president.

46

			NUMBER OF	OTHER
	POSITION(S)		PORTFOLIOS IN	DIRECTORSHIP	EXPERIENCE,
	HELD WITH		THE	S HELD BY	QUALIFICATIONS,
	THE TRUST	PRINCIPAL	NATIONWIDE	TRUSTEE	ATTRIBUTES, AND
	AND LENGTH	OCCUPATION(S) DURING	FUND COMPLEX	DURING THE	SKILLS FOR
NAME AND	OF TIME	PAST 5 YEARS	OVERSEEN BY	PAST FIVE	BOARD
YEAR OF BIRTH	SERVED[1]	(OR LONGER)	TRUSTEE	YEARS[2]	MEMBERSHIP
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison Group LLC (management consulting company) from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was Managing Partner of marchFIRST, a global management consulting firm.	86	None	Significant board experience; significant executive experience, including past service as a partner of management consulting companies; significant legal experience, including past service as general counsel for a major brokerage firm and a public company.

Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of OppenheimerFunds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	86	None	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

47

			NUMBER OF	OTHER
	POSITION(S)		PORTFOLIOS IN	DIRECTORSHIP	EXPERIENCE,
	HELD WITH		THE	S HELD BY	QUALIFICATIONS,
	THE TRUST	PRINCIPAL	NATIONWIDE	TRUSTEE	ATTRIBUTES, AND
	AND LENGTH	OCCUPATION(S) DURING	FUND COMPLEX	DURING THE	SKILLS FOR
NAME AND	OF TIME	PAST 5 YEARS	OVERSEEN BY	PAST FIVE	BOARD
YEAR OF BIRTH	SERVED[1]	(OR LONGER)	TRUSTEE	YEARS[2]	MEMBERSHIP
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association - College Retirement Equities Fund).	86	None	Significant board experience; significant executive and portfolio management experience in the investment management industry.

Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler has been a board member of Compete Columbus (economic development group for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of The Columbus Foundation (a community foundation that manages over 1,700 individual funds and investments) since February 2002.	86	None	Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations.

48

			NUMBER OF	OTHER
	POSITION(S)		PORTFOLIOS IN	DIRECTORSHIP	EXPERIENCE,
	HELD WITH		THE	S HELD BY	QUALIFICATIONS,
	THE TRUST	PRINCIPAL	NATIONWIDE	TRUSTEE	ATTRIBUTES, AND
	AND LENGTH	OCCUPATION(S) DURING	FUND COMPLEX	DURING THE	SKILLS FOR
NAME AND	OF TIME	PAST 5 YEARS	OVERSEEN BY	PAST FIVE	BOARD
YEAR OF BIRTH	SERVED[1]	(OR LONGER)	TRUSTEE	YEARS[2]	MEMBERSHIP
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	86	None	Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly-owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

[1]	Length of time served includes time served with the Trust’s predecessors.

[2]	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Responsibilities of the Board of Trustees
          The Board of Trustees (the “Board”) has oversight responsibility for the conduct of the affairs of the Trust. The Board approves and regularly monitors policies and procedures regarding the operation of the Trust, and elects the Officers of the Trust to perform the daily functions of the Trust. The Chairman of the Board of Trustees is an Independent Trustee.
Board Leadership Structure
          All of the Trustees of the Trust are Independent Trustees. This structure is reviewed by the Board regularly, and the Board believes it to be appropriate and effective. The Board believes that its leadership structure is appropriate given its specific characteristics, including, but not limited to: (i) the extensive oversight provided by the Funds’ adviser over the affiliated and unaffiliated subadvisers that conduct the day-to-day management of the Funds; (ii) the extent to which the work of the Board is conducted through the Committees, each of which consists

49

of Independent Trustees; and (iii) the extent to which the Independent Trustees meet as needed, together with their independent legal counsel, in the absence of members of management. The Board also completes an annual self-assessment during which it reviews its leadership and Committee structure, and considers whether its structure remains appropriate in light of the Funds’ current operations.
          Each Trustee shall hold office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement, or inability otherwise to serve, or, if sooner than any of such events, until the next meeting of shareholders called for the purpose of electing Trustees or consent of shareholders in lieu thereof for the election of Trustees, and until the election and qualification of his or her successor. The Board of Trustees may fill any vacancy on the Board provided that, after such appointment, at least two-thirds of the Trustees have been elected by shareholders. Any Trustee may be removed by the Board, with or without cause, by action of a majority of the Trustees then in office, or by a vote of shareholders at any meeting called for that purpose. In addition to conducting an annual self-assessment, the Board completes biennial peer evaluations, which focus on the performance and effectiveness of the individual members of the Board. Trustees that do not perform in a manner determined to be satisfactory by their Trustee peers shall be asked to resign from the Board.
          The Officers of the Trust are appointed by the Board, or, to the extent permitted by the Trust’s By-laws, by the President of the Trust, and each shall serve at the pleasure of the Board, or, to the extent permitted by the Trust’s By-laws, and except for the Chief Compliance Officer, at the pleasure of the President of the Trust, subject to the rights, if any, of an Officer under any contract of employment. The Trust’s Chief Compliance Officer must be approved by a majority of the Independent Trustees. Subject to the rights, if any, of an Officer under any contract of employment, any Officer may be removed, with or without cause, by the Board at any regular or special meeting of the Board, or, to the extent permitted by the Trust’s By-laws, by the President of the Trust; provided, that only the Board may remove, with or without cause, the Chief Compliance Officer of the Trust.
Board Oversight of Trust Risk
          The Board of Trustees’ role is one of oversight, rather than active management. This oversight extends to the Funds’ risk management processes. Those processes are embedded in the responsibilities of Officers of the Funds. The Officers of the Funds, including the President and Chief Executive Officer, Chief Financial Officer, Chief Investment Officer, Chief Compliance Officer and Chief Operating Officer, report to the Board and to the Chairs of its Committees on a variety of risk-related matters, including the risks inherent in each Officer’s area of responsibility, at regular meetings of the Board and on an ad hoc basis.
          The Fund has retained NFA as the Funds’ investment adviser and NFM as the Funds’ administrator. NFA and NFM are responsible for the day-to-day operations of the Funds. NFA has delegated the day-to-day management of the investment activities of each Fund, with the exception of the Funds of Funds, to one or more sub-advisers. NFA and NFM are primarily responsible for the Funds’ operations and for supervising the services provided to the Funds by each service provider, including risk management services provided by the Funds’ subadvisers. The Board provides oversight of the services provided by each of the service providers, including the risk management and oversight services provided by NFA. In the course of providing that oversight, the Board receives a wide range of reports on the Funds’ activities from NFA, NFM and various service providers, including the subadvisers, regarding, among other things, each Fund’s investment portfolio and performance, the compliance of the Funds with applicable laws, and the Funds’ financial accounting and reporting. Several such reports pertain specifically to risk management and are presented to the Board quarterly, including, but not limited to: (i) the Sub-Adviser Oversight Report, (ii) the Vendor Oversight Report, and (iii) the Close Review/Watch List Reports. The Board also meets periodically with the Trust’s Chief Compliance Officer to receive reports regarding the compliance of each Fund with the federal securities laws and the Fund’s internal compliance policies and procedures. The Board also meets at least annually with the Trust’s Chief Compliance Officer to review the Chief Compliance Officer’s annual report, including the Chief Compliance Officer’s compliance risk assessments for the Funds. The Board also meets periodically with the portfolio managers of the Funds to receive reports regarding the management of the Funds, including each Fund’s investment risks.

50

Committees of the Board of Trustees
          The Board of Trustees has four standing committees: Audit, Valuation and Operations, Nominating and Fund Governance, and Investment Committees.
          The purposes of the Audit Committee are to: (a) oversee the Trust’s accounting, financial, and risk reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain of its service providers; (b) oversee the quality and objectivity of the Trust’s financial statements and the independent audit thereof; (c) ascertain the independence of the Trust’s independent auditors; (d) act as a liaison between the Trust’s independent auditors and the Board; (e) approve the engagement of the Trust’s independent auditors to (i) render audit and non-audit services for the Trust and (ii) render non-audit services for the Trust’s investment adviser (other than a subadviser whose role is primarily portfolio management and is overseen by another investment adviser) and certain other entities under common control with the Trust’s investment adviser, if the engagement relates to the Trust’s operations and financial reporting; (f) meet and consider the reports of the Trust’s independent auditors; and (g) review and make recommendations to the Board regarding the Code of Ethics of the Trust and that of all Trust’s advisers, subadvisers, and principal underwriters, and annually review changes to, violations of, and certifications with respect to such Code of Ethics; and (h) oversee the Trust’s written policies and procedures adopted under Rule 38a-1 of the 1940 Act and oversee the appointment and performance of the Trust’s designated Chief Compliance Officer. The Audit Committee receives regular reports with respect to risk management, including the Service Provider Report, the Annual Compliance Risk Assessment of Sub-Advisers, Compliance Risk Assessments of NFG, and the Annual Rule 38a-1 Compliance Program and Annual CCO Report. The function of the Audit Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control, including with respect to risk management, and the independent auditors’ responsibility to plan and carry out a proper audit. The independent auditors are ultimately accountable to the Board and the Audit Committee, as representatives of the Trust’s shareholders. Each of the members have a working knowledge of basic finance and accounting matters, and are not interested persons of the Trust, as defined in the 1940 Act. The Audit Committee met six times during the past fiscal year, and currently consists of the following Trustees: Mr. Allen (Chairman), Ms. Hennigar, Ms. Jacobs and Mr. Wetmore, each of whom is not an interested person of the Trust, as defined in the 1940 Act.
          The purposes of the Valuation and Operations Committee are to (a) oversee the implementation and operation of the Trust’s Valuation Procedures, applicable to all of the Trust’s portfolio securities; (b) oversee the implementation and operation of the Trust’s Rule 2a-7 Procedures, including with respect to credit risk, applicable to the Trust’s money market fund series; (c) oversee the Trust’s portfolio brokerage practices; and (d) oversee distribution of the Trust’s shares of beneficial interest. The Valuation and Operations Committee receives regular reports with respect to risk management, including, among others, the Manually-Priced and Fair-Valued Securities Report, the Money Market Compliance with Rule 2a-7 Report, Net Asset Value Error Transactions Reports, the “Best Execution” Trading Practices Report on Brokerage Commissions and Soft-Dollar and Commission-Sharing Assignments, Affiliated Transactions Reports, the Restricted Securities Liquidity Analysis, and the Securities Lending Report. The Valuation and Operations Committee met four times during the past fiscal year, and currently consists of the following Trustees: Mr. Allen, Mr. DeVore, Ms. Dryden and Ms. Hennigar (Chairman), each of whom is not an interested person of the Trust, as defined in the 1940 Act.
          The Nominating and Fund Governance Committee has the following powers and responsibilities: (a) selection and nomination of all persons for election or appointment as Trustees of the Trust (provided that nominees for Independent Trustee are recommended for selection and approval by all of the incumbent Independent Trustees then serving on the Board); (b) periodic review of the composition of the Board and its Committees to determine whether it may be appropriate to add individuals with specific backgrounds, diversity or skill sets; (c) periodic review of Board’s governance procedures; (d) oversee the implementation of the Board’s policies regarding self-evaluations of the Board and Trustee peer evaluations; (e) review and make recommendations to the Board regarding the Proxy Voting Guidelines, and Policies and Procedures of the Trust’s adviser and subadvisers; (f) periodic review of Trustee compensation and recommend appropriate changes to the Independent Trustees; (g) oversee implementation of the Trust’s Policy Regarding the Service by Trustees on the Boards of Directors of Public Companies and Unaffiliated Fund Companies; (h) review and make recommendations to the Board regarding the Board’s Statements of Policies Regarding Fund Governance and Board Oversight, Independence & Effectiveness; and (i) monitoring of the performance of legal counsel employed by the Independent Trustees and monitoring of the performance of legal counsel to the Trust, in consultation with the Trust’s management. The Nominating and Fund Governance Committee reports to the full Board and recommends any appropriate changes to the Board. The

51

Nominating and Fund Governance Committee met four times during the past fiscal year, and currently consists of the following Trustees: Ms. Cholmondeley, Ms. Dryden (Chairperson), Mr. Kridler and Mr. Wetmore, each of whom is not an interested person of the Trust, as defined in the 1940 Act.
          The Nominating and Fund Governance Committee has adopted procedures regarding its review of recommendations for trustee nominees, including those recommendations presented by shareholders. When considering whether to add additional or substitute trustees to the Board of Trustees of the Trust, the Trustees shall take into account any proposals for candidates that are properly submitted to the Trust’s Secretary. Shareholders wishing to present one or more candidates for trustee for consideration may do so by submitting a signed written request to the Trust’s Secretary at Attn: Secretary, Nationwide Mutual Funds/Nationwide Variable Insurance Trust, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406, which includes the following information: (i) name and address of the shareholder and, if applicable, name of broker or record holder; (ii) number of shares owned; (iii) name of Fund(s) in which shares are owned; (iv) whether the proposed candidate(s) consent to being identified in any proxy statement utilized in connection with the election of Trustees; (v) the name, background information, and qualifications of the proposed candidate(s) and (vi) a representation that the candidate or candidates are willing to provide additional information about themselves, including assurances as to their independence.
          The functions of the Investment Committee are: (a) in consultation with management of the Trust, to review the kind, scope and format of, and the time periods covered by, the investment performance data and related reports provided to the Board, including at the Board’s annual 15(c) review, and, if the Committee determines that changes to such data or reports would be appropriate and practicable, the Committee will work with management of the Trust to implement any such changes; (b) in consultation with management of the Trust, to review the investment performance benchmarks and peer groups used in reports delivered to the Board, including at the Board’s annual 15(c) review, for comparison of investment performance of the Funds and, if the Committee determines that changes to such benchmarks or peer groups would be appropriate, the Committee will work with management to implement any such changes; (c) in consultation with management of the Trust, to review such other matters that affect performance, including for example, fee structures and expense ratios, as the Committee deems to be necessary and appropriate and will work with management to implement any recommended changes; (d) to review and monitor the performance of the Trust’s Funds and the fund family as a whole, in the manner and to the extent directed by the Board, recognizing that the ultimate oversight of Fund performance shall remain with the full Board of Trustees; and (e) to review and monitor material conflicts of interest that may arise from a portfolio manager’s management of multiple accounts. The Investment Committee receives regular reports with respect to risk management, including reports regarding sub-advisers on the “watch list” and sub-advisers under “close review.” The Investment Committee met four times during the past fiscal year, and currently consists of the following Trustees: Ms. Cholmondeley, Mr. DeVore, Ms. Jacobs (Chairperson) and Mr. Kridler, each of whom is not an interested person of the Trust, as defined in the 1940 Act.
Ownership of Shares of Nationwide Funds as of December 31, 2009

AGGREGATE DOLLAR RANGE OF
EQUITY SECURITIES AND/OR SHARES
	DOLLAR RANGE OF EQUITY	IN ALL REGISTERED INVESTMENT
	SECURITIES AND/OR SHARES IN THE	COMPANIES OVERSEEN BY TRUSTEE IN
NAME OF TRUSTEE	FUNDS[1]	FAMILY OF INVESTMENT COMPANIES
Charles E. Allen	NONE	$50,001-$100,000
Paula H.J. Cholmondeley	NONE	$50,001-$100,000
C. Brent DeVore	NONE	Over $100,000
Phyllis Kay Dryden	NONE	$50,001-$100,000
Barbara L. Hennigar	NONE	$50,001-$100,000
Barbara I. Jacobs	NONE	$50,001-$100,000
Douglas F. Kridler	NONE	Over $100,000
David C. Wetmore	NONE	Over $100,000

[1]	Individual investors, like the Trustees, are not eligible to purchase shares of the Funds directly; accordingly, Trustees are limited in their ability to own/hold Fund shares. Fund shares are sold to separate

52

accounts of insurance companies to fund benefits payable under variable insurance contracts, which may or may not be an appropriate investment for each individual Trustee.
Ownership in the Funds’ Investment Adviser1 or Distributor2 as of December 31, 2009
Trustees who are not Interested Persons (as Defined in the 1940 Act) of the Trust

NAME OF
	OWNERS AND		TITLE OF CLASS
	RELATIONSHIPS	NAME OF	OF	VALUE OF	PERCENT OF
NAME OF TRUSTEE	TO TRUSTEE	COMPANY	SECURITY	SECURITIES	CLASS
Charles E. Allen	N/A	N/A	N/A	None	N/A
Paula H.J. Cholmondeley	N/A	N/A	N/A	None	N/A
C. Brent DeVore	N/A	N/A	N/A	None	N/A
Phyllis Kay Dryden	N/A	N/A	N/A	None	N/A
Barbara L. Hennigar	N/A	N/A	N/A	None	N/A
Barbara I. Jacobs	N/A	N/A	N/A	None	N/A
Douglas F. Kridler	N/A	N/A	N/A	None	N/A
David C. Wetmore	N/A	N/A	N/A	None	N/A

[1]	Nationwide Fund Advisors.

[2]	Nationwide Fund Distributors LLC or any company, other than an investment company, that controls a Fund’s adviser or distributor.
Compensation of Trustees
          The Trustees receive fees and reimbursement for expenses of attending board meetings from the Trust. The Adviser, based upon a pro rata share for the Funds for which it acts as investment adviser, reimburses the Trust for fees and expenses paid to Trustees who are interested persons of the Trust and who also are employees of an adviser or its affiliates. The Compensation Table below sets forth the total compensation paid to the Trustees of the Trust, before reimbursement of expenses, for the fiscal year ended December 31, 2009. In addition, the table sets forth the total compensation paid to the Trustees from all the Funds in the Fund Complex for the fiscal year ended December 31, 2009. Trust officers receive no compensation from the Trust in their capacity as officers.
          The Trust does not maintain any pension or retirement plans for the Officers or Trustees of the Trust.

		PENSION
		RETIREMENT
	AGGREGATE	BENEFITS ACCRUED	ESTIMATED ANNUAL	TOTAL
	COMPENSATION	AS PART OF TRUST	BENEFITS UPON	COMPENSATION FOR
NAME OF TRUSTEE	FROM THE TRUST	EXPENSES	RETIREMENT	THE COMPLEX[1]
Charles E. Allen	$96,750.00	N/A	N/A	$193,500.00

Paula H.J. Cholmondeley	85,500.00	N/A	N/A	171,000.00

C. Brent DeVore	86,125.00	N/A	N/A	172,250.00

Phyllis Kay Dryden	87,375.00	N/A	N/A	174,750.00

53

		PENSION
		RETIREMENT
	AGGREGATE	BENEFITS ACCRUED	ESTIMATED ANNUAL	TOTAL
	COMPENSATION	AS PART OF TRUST	BENEFITS UPON	COMPENSATION FOR
NAME OF TRUSTEE	FROM THE TRUST	EXPENSES	RETIREMENT	THE COMPLEX[1]
Barbara L. Hennigar	95,250.00	N/A	N/A	190,500.00

Barbara I. Jacobs	99,250.00	N/A	N/A	198,500.00

Douglas F. Kridler	85,000.00	N/A	N/A	170,000.00

David Wetmore	129,250.00	N/A	N/A	258,500.00

[1]	On December 31, 2009, the Fund Complex included two trusts comprised of 92 investment company funds or series.
Code of Ethics
          Federal law requires the Trust, each of its investment adviser, subadvisers, and principal underwriter to adopt codes of ethics which govern the personal securities transactions of their respective personnel. Accordingly, each such entity has adopted a code of ethics pursuant to which their respective personnel may invest securities for their personal accounts (including securities that may be purchased or held by the Trust). Copies of these Codes of Ethics are on file with the SEC and are available to the public.
Proxy Voting Guidelines
          Federal law requires the Trust and each of its investment adviser and subadviser to adopt procedures for voting proxies (the “Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by a Fund. The Funds’ proxy voting policies and procedures and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov. The summary of such Proxy Voting Guidelines is attached as Appendix B to this SAI.
INVESTMENT ADVISORY AND OTHER SERVICES
Trust Expenses
The Trust, on behalf of the Funds, pays the compensation of the Trustees who are not employees of NFA, or its affiliates, and all expenses (other than those assumed by NFA), including governmental fees, interest charges, taxes, membership dues in the Investment Company Institute allocable to the Trust; investment advisory fees and any Rule 12b-1 fees; fees under the Trust’s Fund Administration and Transfer Agency Agreement, which includes the expenses of calculating the Funds’ net asset values; fees and expenses of independent certified public accountants and legal counsel of the Trust and to the independent Trustees; expenses of preparing, printing, and mailing shareholder reports, notices, proxy statements, and reports to governmental offices and commissions; expenses connected with the execution, recording, and settlement of portfolio security transactions; short sale dividend expenses; insurance premiums; administrative services fees under an Administrative Services Plan; fees and expenses of the custodian for all services to the Trust; expenses of shareholder meetings; and expenses relating to the issuance, registration, and qualification of shares of the Trust. NFA may, from time to time, agree to voluntarily or contractually waive advisory fees, and if necessary reimburse expenses, in order to limit total operating expenses for each Fund, as described below.

54

Investment Advisory Agreement
Under the Investment Advisory Agreement with the Trust, NFA manages the Funds in accordance with the policies and procedures established by the Trustees. For services provided under the Investment Advisory Agreement, NFA receives from each Investor Destinations Fund an annual fee, paid monthly, of 0.13%, based on average daily net assets of each such Investor Destinations Fund. For services provided under the Investment Advisory Agreement, NFA receives from each Cardinal Fund an annual fee, paid monthly, of 0.20%, based on average daily net assets of each such Cardinal Fund.
The Investment Advisory Agreement also specifically provides that NFA, including its directors, officers, and employees, shall not be liable for any error of judgment, or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution and management of the Trust, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Agreement. The Agreement continues in effect for an initial period of one year and thereafter shall continue automatically for successive annual periods provided such continuance is specifically approved at least annually by the Trustees, or by vote of a majority of the outstanding voting securities of the Trust, and, in either case, by a majority of the Trustees who are not parties to the Agreement or interested persons of any such party. The Agreement terminates automatically in the event of its “assignment,” as defined under the 1940 Act. It may be terminated at any time as to a Fund, without penalty, by vote of a majority of the outstanding voting securities of that Fund, by the Board of Trustees or NFA, on not more than 60 days written notice. The Agreement further provides that NFA may render similar services to others.
Investment Adviser
NFA manages the day-to-day investments of the assets of the Funds. NFA, located at 1000 Continental Drive, Suite 400, King of Prussia, PA 19406, is a wholly owned subsidiary of NFS, a holding company which is a direct wholly-owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policy holders.
NFA pays the compensation of the officers of the Trust employed by NFA and pays a pro rata portion of the compensation and expenses of the Trustees who are employed by NFA and its affiliates. NFA also furnishes, at its own expense, all necessary administrative services, office space, equipment, and clerical personnel for servicing the investments of the Trust and maintaining its investment advisory facilities, and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of the Trust. In addition, NFA pays, out of its legitimate profits, broker-dealers, trust companies, transfer agents and other financial institutions in exchange for their selling of shares of the Trust’s series or for recordkeeping or other shareholder related services.
Limitation of Fund Expenses
          In the interest of limiting the expenses of the Funds, NFA may from time to time waive some or its entire investment advisory fee or reimburse other fees for certain Funds. In this regard, NFA has entered into an expense limitation agreement with the Trust on behalf of certain of the Funds (the “Expense Limitation Agreement”). Pursuant to the Expense Limitation Agreement, NFA has agreed to waive or limit its fees and to assume other expenses to the extent necessary to limit the total annual operating expenses of each class of each such Fund to the limits described below. The waiver of such fees will cause the total return and yield of a Fund to be higher than they would otherwise be in the absence of such a waiver.
          With respect to the Funds, NFA may request and receive reimbursement from the Funds for the advisory fees waived or limited and other expenses reimbursed by the Adviser pursuant to the Expense Limitation Agreement at a later date when a Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits in the Expense Limitation Agreement. No reimbursement will be made to a Fund unless: (i) such Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is less than the limit set forth below; (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis; and (iv) the payment of such reimbursement is made no more than three years from the fiscal year in which the corresponding waiver or

55

reimbursement to the Fund was made. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by NFA is not permitted.
          Until at least May 1, 2011, as listed for the Funds below, NFA has agreed contractually to waive advisory fees and, if necessary, reimburse expenses in order to limit total annual fund operating expenses, excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sale of portfolio securities, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, short-sale dividend expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, expenses incurred by the Fund in connection with any merger or reorganization and other non-routine expenses not incurred in the ordinary course of the Fund’s business.
•	NVIT Cardinal Aggressive Fund to 0.28% for all share classes.

•	NVIT Cardinal Moderately Aggressive Fund to 0.25% for all share classes.

•	NVIT Cardinal Capital Appreciation Fund to 0.25% for all share classes.

•	NVIT Cardinal Moderate Fund to 0.25% for all share classes.

•	NVIT Cardinal Balanced Fund to 0.25% for all share classes.

•	NVIT Cardinal Moderately Conservative Fund to 0.25% for all share classes.

•	NVIT Cardinal Conservative Fund to 0.28% for all share classes.

•	NVIT Investor Destinations Balanced Fund to 0.28% for all share classes.

•	NVIT Investor Destinations Capital Appreciation Fund to 0.28% for all share classes.
Investment Advisory Fees
          During the fiscal years ended December 31, 2009, 2008 and 2007, NFA earned the following fees for investment advisory services:

	INVESTMENT ADVISORY FEES
	YEAR ENDED DECEMBER 31,
	2009		2008		2007
	FEES	FEES	FEES	FEES	FEES	FEES
FUND	PAID	REIMBURSED	PAID	REIMBURSED	PAID	REIMBURSED
NVIT Cardinal Aggressive Fund[1]	$21,244	$21,671	$7,239	$21,329	n/a	n/a
NVIT Cardinal Moderately Aggressive Fund[1]	326,051	—	76,704	19,616	n/a	n/a
NVIT Cardinal Capital Appreciation Fund[1]	585,267	—	86,563	19,741	n/a	n/a

NVIT Cardinal Moderate Fund[1]	578,729	—	79,132	19,862	n/a	n/a

NVIT Cardinal Balanced Fund[1]	555,347	—	91,046	19,606	n/a	n/a
NVIT Cardinal Moderately Conservative Fund[1]	206,117	8,526	28,909	18,438	n/a	n/a
NVIT Cardinal Conservative Fund[1]	256,985	—	32,147	13,347	n/a	n/a
NVIT Investor Destinations Aggressive Fund	584,470	—	814,093	—	$1,012,404	—

56

	INVESTMENT ADVISORY FEES
	YEAR ENDED DECEMBER 31,
	2009		2008		2007
	FEES	FEES	FEES	FEES	FEES	FEES
FUND	PAID	REIMBURSED	PAID	REIMBURSED	PAID	REIMBURSED
NVIT Investor Destinations Moderately Aggressive Fund	2,149,595	—	2,609,753	—	2,824,758	—
NVIT Investors Destinations Capital Appreciation Fund[2]	40,910	9,592	n/a	n/a	n/a	n/a
NVIT Investor Destinations Moderate Fund	3,174,817	—	3,488,412	—	3,680,240	—
NVIT Investor Destinations Balanced Fund[2]	21,955	14,393	n/a	n/a	n/a	n/a
NVIT Investor Destinations Moderately Conservative Fund	905,589	—	998,310	—	956,272	—
NVIT Investor Destinations Conservative Fund	466,998	—	439,513	—	400,284	—

[1]	The Fund commenced operations on March 28, 2008.

[2]	The Fund did not commence operations until March 25, 2009.
Multi-Manager Structure
          NFA and the Trust have received from the SEC an exemptive order for the multi-manager structure which allows NFA to hire, replace or terminate unaffiliated subadvisers without the approval of shareholders; the order also allows NFA to revise a subadvisory agreement with an unaffiliated subadviser without shareholder approval. If a new unaffiliated subadviser is hired, the change will be communicated to shareholders within 90 days of such changes, and all changes will be approved by the Trust’s Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust or NFA. The order is intended to facilitate the efficient operation of the Funds and afford the Trust increased management flexibility.
          NFA has no current intention to hire a subadviser for the Funds. In instances where NFA would hire a subadviser, NFA would provide investment management evaluation services to the Funds principally by performing initial due diligence on prospective subadvisers for the Funds and thereafter monitoring the performance of the subadvisers through quantitative and qualitative analysis as well as periodic in-person, telephonic and written consultations with the subadvisers. NFA would have responsibility for communicating performance expectations and evaluations to the subadvisers and ultimately recommending to the Trust’s Board of Trustees whether a subadviser’s contract should be renewed, modified or terminated; however, NFA does not expect to recommend frequent changes of subadvisers. NFA would regularly provide written reports to the Trust’s Board of Trustees regarding the results of its evaluation and monitoring functions. Although NFA would monitor the performance of the subadvisers, there is no certainty that the subadvisers or the Funds will obtain favorable results at any given time.
Portfolio Managers
          Appendix C contains the following information regarding each of the portfolio managers identified in the Funds’ Prospectus: (i) the dollar range of the portfolio manager’s investments in each Fund; (ii) a description of the portfolio manager’s compensation structure; and (iii) information regarding other accounts managed by the portfolio manager and potential conflicts of interest that might arise from the management of multiple accounts.
Distributor
          Nationwide Fund Distributors LLC (“NFD” or the “Distributor”), 1000 Continental Drive, Suite 400, King of Prussia, Pennsylvania 19406 serves as underwriter for each Fund in the continuous distribution of its shares pursuant to an Underwriting Agreement dated May 1, 2007 (the “Underwriting Agreement”). Unless otherwise terminated, the Underwriting Agreement will continue for an initial period of two years and from year to year thereafter for successive annual periods, if, as to each Fund, such continuance is approved at least annually by (i) the Trust’s Board of Trustees or by the vote of a majority of the outstanding shares of that Fund, and (ii) the vote of a majority of the Trustees of the Trust who are not parties to the Underwriting Agreement or interested persons (as defined in the 1940 Act) of any party to the Underwriting Agreement, cast in person at a meeting called for the

57

purpose of voting on such approval. The Underwriting Agreement may be terminated in the event of any assignment, as defined in the 1940 Act. NFD is a wholly-owned subsidiary of NFS Distributors, Inc., which in turn is a wholly-owned subsidiary of NFS. The following entities or people are affiliates of the Trust and are also affiliates of NFD:
Nationwide Fund Advisors
Nationwide Fund Management LLC
Nationwide SA Capital Trust
Nationwide Life Insurance Company
Nationwide Life and Annuity Insurance Company
Nationwide Financial Services, Inc.
Nationwide Corporation
Nationwide Mutual Insurance Company
Lynnett Berger
Karen L. Heath-Wade
Joseph Finelli
Stephen T. Grugeon
Doff Meyer
Eric Miller
Dorothy Sanders
Michael S. Spangler
          In its capacity as distributor, NFD solicits orders for the sale of shares, advertises and pays the costs of distributions, advertising, office space and the personnel involved in such activities. NFD receives no compensation under the Underwriting Agreement with the Trust, but may retain all or a portion of the sales charge and 12b-1 fee, if any, imposed upon sales of shares of each of the Funds.
Distribution Plan
          The Trust has adopted a Distribution Plan (the “Plan”) under Rule 12b-1 of the 1940 Act with respect to certain classes of shares. The Plan permits the Funds to compensate NFD, as the Funds’ principal underwriter, for expenses associated with the distribution of certain classes of shares of the Funds. Under the Plan, NFD pays an annual fee in an amount that will not exceed the following amounts:

FUNDS	AMOUNT
NVIT Cardinal Aggressive Fund NVIT Cardinal Moderately Aggressive Fund NVIT Cardinal Capital Appreciation Fund NVIT Cardinal Moderate Fund	0.25% of the average daily net assets of Class II shares of each Fund, all of which will be considered a distribution fee.
NVIT Cardinal Balanced Fund
NVIT Cardinal Moderately Conservative Fund
NVIT Cardinal Conservative Fund
NVIT Investor Destinations Aggressive Fund
NVIT Investor Destinations Moderately Aggressive Fund
NVIT Investor Destinations Capital Appreciation Fund
NVIT Investor Destinations Moderate Fund
NVIT Investor Destinations Balanced Fund
NVIT Investor Destinations Moderately Conservative Fund
NVIT Investor Destinations Conservative Fund

NVIT Investor Destinations Aggressive Fund NVIT Investor Destinations Moderately Fund Aggressive Fund NVIT Investor Destinations Capital Appreciation Fund	0.25% of the average daily net assets of Class VI shares of each Fund, all of which will be considered a distribution fee.
NVIT Investor Destinations Moderate Fund
NVIT Investor Destinations Balanced Fund
NVIT Investor Destinations Moderately Conservative Fund
NVIT Investor Destinations Conservative Fund

58

          During the fiscal year ended December 31, 2009, NFD earned the following distribution fees net of waivers under the Plan:

FUND	FEES
NVIT Cardinal Aggressive Fund	$8,240
NVIT Cardinal Moderately Aggressive Fund	139,596
NVIT Cardinal Capital Appreciation Fund	261,021
NVIT Cardinal Moderate Fund	256,319
NVIT Cardinal Balanced Fund	248,346
NVIT Cardinal Moderately Conservative Fund	91,571
NVIT Cardinal Conservative Fund	114,403
NVIT Investor Destinations Aggressive Fund	1,123,991
NVIT Investor Destinations Moderately Aggressive Fund	4,133,878
NVIT Investor Destinations Capital Appreciation Fund[1]	78,674
NVIT Investor Destinations Moderate Fund	6,093,642
NVIT Investor Destinations Balanced Fund[1]	42,221
NVIT Investor Destinations Moderately Conservative Fund	1,742,140
NVIT Investor Destinations Conservative Fund	898,081

[1]	The Fund commended operations on March 25, 2009.
          These fees will be paid to NFD for activities or expenses primarily intended to result in the sale or servicing of Fund shares. Distribution fees may be paid to NFD, to an insurance company or its eligible affiliates for distribution activities related to the indirect marketing of the Funds to the owners of variable insurance contracts (“contract owners”), or to any other eligible institution. As described above, a distribution fee may be paid pursuant to the Plan for services including, but not limited to:
(i) Underwriter services including (1) distribution personnel compensation and expenses, (2) overhead, including office, equipment and computer expenses, supplies and travel, (3) procurement of information, analysis and reports related to marketing and promotional activities and (4) expenses related to marketing and promotional activities;
(ii) Printed documents including (1) fund prospectuses, statements of additional information and reports for prospective contract owners and (2) promotional literature regarding the Fund;
(iii) Wholesaling services by NFD or the insurance company including (1) training, (2) seminars and sales meetings and (3) compensation;
(iv) Life insurance company distribution services including (1) fund disclosure documents and reports (2) variable insurance marketing materials, (3) Fund sub-account performance figures, (4) assisting prospective contract owners with enrollment matters, (5) compensation to the salesperson of the variable insurance contract and (6) providing other reasonable help with the distribution of Fund shares to life insurance companies; and
(v) Life insurance company contract owner support.
          As required by Rule 12b-1, the Plan was approved by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan (the “Independent Trustees”). The Plan was initially approved by the Board of Trustees on March 1, 2001. The Plan may be amended from time to time by vote of a majority of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose. The Plan may be terminated as to the applicable shares of a Fund by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding shares of that Class or Fund, as applicable. Any change in the Plan that would materially increase the distribution cost to the applicable shareholders requires shareholder approval. The Trustees

59

review quarterly a written report of such costs and the purposes for which such costs have been incurred. As long as the Plan is in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons. All agreements with any person relating to the implementation of the Plan may be terminated at any time on 60 days written notice without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of the majority of the outstanding shares of the applicable Class. The Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees, and (ii) by a vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. The Board of Trustees has a duty to request and evaluate such information as may be reasonably necessary for them to make an informed determination of whether the Plan should be implemented or continued. In addition the Trustees in approving the Plan as to a Fund must determine that there is a reasonable likelihood that the Plan will benefit such Fund and its shareholders.
          The Board of Trustees of the Trust believes that the Plan is in the best interests of a Fund since it encourages Fund growth and maintenance of Fund assets. As a Fund grows in size, certain expenses, and therefore total expenses per share, may be reduced and overall performance per share may be improved.
          NFD has entered into, and will enter into, from time to time, agreements with selected dealers pursuant to which such dealers will provide certain services in connection with the distribution of the Funds’ shares including, but not limited to, those discussed above. NFD, or an affiliate of NFD, pays additional amounts from its own resources to dealers or other financial intermediaries, including its affiliate, NFS or its subsidiaries, for aid in distribution or for aid in providing administrative services to shareholders.
          The Trust has been informed by NFD that during the fiscal year ended December 31, 2009, the following expenditures were made using the 12b-1 fees received by NFD with respect to the Funds:

			BROKER-
	PROSPECTUS	DISTRIBUTOR	DEALER
	PRINTING &	COMPENSATION	COMPENSATION
FUND	MAILING[1]	& COSTS	& COSTS[2]
NVIT Cardinal Aggressive Fund	$316	$0.00	$8,270.52
NVIT Cardinal Moderately Aggressive Fund	268	0.00	139,989.71
NVIT Cardinal Capital Appreciation Fund	235	0.00	263,239.53
NVIT Cardinal Moderate Fund	240	0.00	258,481.38
NVIT Cardinal Balanced Fund	234	0.00	249,768.87
NVIT Cardinal Moderately Conservative Fund	250	0.00	92,305.32
NVIT Cardinal Conservative Fund	250	0.00	115,187.50
NVIT Investor Destinations Aggressive Fund	281	0.00	1,124,005.92
NVIT Investor Destinations Moderately Aggressive Fund	219	0.00	4,135,341.33
NVIT Investor Destinations Balanced Fund[3]	653	0.00	41,822.48
NVIT Investor Destinations Moderate Fund	261	0.00
NVIT Investor Destinations Capital Appreciation Fund[3]	415	0.00	6,098,074.75
NVIT Investor Destinations Moderately Conservative Fund	263	0.00	79,103.45
NVIT Investor Destinations Conservative Fund	289	0.00	1,742,135.34

[1]	Printing and/or mailing of prospectuses to other than current Fund shareholders.

[2]	Broker-dealer compensation and costs were primarily paid to Nationwide Investment Services Corporation, an affiliate of NFD and underwriter of variable insurance contracts, which are offered by the life insurance company affiliates of NFS.

[3]	The Fund commenced operations on March 25, 2009.

60

          A Fund may not recoup the amount of unreimbursed expenses in a subsequent fiscal year and does not generally participate in joint distribution activities with other Funds. To the extent that certain Funds utilize the remaining Rule 12b-1 fees not allocated to “Broker-Dealer Compensation and Costs” or “Printing and Mailing” of a prospectus which covers multiple Funds, however, such other Funds may benefit indirectly from the distribution of the Fund paying the Rule 12b-1 fees.
Administrative Services Plan
          Under the terms of an Administrative Services Plan, the Trust is permitted to enter into Servicing Agreements with servicing organizations, such as broker-dealers and financial institutions, who agree to provide certain administrative support services for the Funds. Such administrative support services include, but are not limited to, the following: establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder sub-accounting, answering inquiries regarding the Funds, providing periodic statements showing the account balance for beneficial owners or for Plan participants or contract holders of insurance company separate accounts, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating, and forwarding to the Trust executed proxies and obtaining such other information and performing such other services as may reasonably be required.
          As authorized by the Administrative Services Plan, the Trust has entered into a Fund Participation Agreement, effective May 2, 2005, pursuant to which NFS has agreed to provide certain administrative support services to the Funds held beneficially by its customers. NFS is a wholly owned subsidiary of Nationwide Corporation, and is the parent company of NFA, and the indirect parent company of NFD. In consideration for providing administrative support services, NFS and other entities with which the Trust may enter into Servicing Agreements, will receive a fee, computed at the annual rate of up to 0.25% of the average daily net assets of the Class I, Class II and Class VI shares of the Funds held by customers of NFS or any such other entity.
          During the fiscal years ended December 31, 2009, 2008 and 2007, NFS and its affiliates earned $9,102,971, $9,098,555 and $10,791,052 in administrative services fees from the Cardinal Funds and the Investor Destinations Funds.
Fund Administration and Transfer Agency Services
          Under the terms of the Joint Fund Administration and Transfer Agency Agreement (the “Joint Administration Agreement”) dated May 1, 2010, Nationwide Fund Management LLC (“NFM”), an indirect wholly-owned subsidiary of NFS, provides various administration and accounting services to the Funds and Nationwide Mutual Funds (another trust also advised by NFA), including daily valuation of the Funds’ shares, preparation of financial statements, tax returns, and regulatory reports, and presentation of quarterly reports to the Board of Trustees. NFM also serves as transfer agent and dividend disbursing agent for each of the Funds. NFM is located at 1000 Continental Drive, Suite 400, King of Prussia, Pennsylvania 19406. Under the Joint Administration Agreement, NFM is paid an annual fee for fund administration and transfer agency services based on the sum of the following: (i) the amount payable by NFM to J.P. Morgan Investor Services Co. (“JPMorgan”) under the Sub-Administration Agreement between NFM and JPMorgan (see “Sub-Administration” below); and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds. In addition, the Trust also pays out-of-pocket expenses (including, but not limited to, the cost of pricing services that NFM utilizes) reasonably incurred by NFM in providing services to the Funds and Trust.
          During the fiscal years ended December 31, 2009, 2008, and 2007, Nationwide SA Capital Trust, the Trust’s previous administrator, and NFM, were paid combined fund administration and transfer agency fees from the Funds as follows:

61

FUND	2009	2008	2007
NVIT Cardinal Aggressive Fund[1]	N/A	$300	N/A
NVIT Cardinal Moderately Aggressive Fund[1]	N/A	300	N/A
NVIT Cardinal Capital Appreciation Fund[1]	N/A	300	N/A
NVIT Cardinal Moderate Fund[1]	N/A	300	N/A
NVIT Cardinal Balanced Fund[1]	N/A	300	N/A
NVIT Cardinal Moderately Conservative Fund[1]	N/A	300	N/A
NVIT Cardinal Conservative Fund[1]	N/A	300	N/A
NVIT Investor Destinations Aggressive Fund	$51	3,530	$2,042
NVIT Investor Destinations Moderately Aggressive Fund	104	5,806	2,520
NVIT Investor Destinations Capital Appreciation Fund[2]	39	N/A	N/A
NVIT Investor Destinations Moderate Fund	N/A	5,306	3,257
NVIT Investor Destinations Balanced Fund[2]	27	N/A	N/A
NVIT Investor Destinations Moderately Conservative Fund	89	1,939	2,516
NVIT Investor Destinations Conservative Fund	23	986	2,356

[1]	The Fund commenced operations on March 28, 2008.

[2]	The Fund commenced operations on March 25, 2009.
Sub-Administration
          NFM has entered into a Sub-Administration Agreement with J.P. Morgan Investor Services Co. (“JPMorgan”), dated May 22, 2009 and effective August 24, 2009, to provide certain fund sub-administration and sub-transfer agency services for each Fund. NFM pays JPMorgan a fee for these services.
Custodian
          JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10008, is the Custodian for the Trust and makes all receipts and disbursements under a Custody Agreement. The Custodian performs no managerial or policy making functions for the Funds.
Legal Counsel
          Stradley Ronon Stevens & Young, LLP, 2600 One Commerce Square, Philadelphia, PA 19103, serves as the Trust’s legal counsel.
Independent Registered Public Accounting Firm
          PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA 19103-7042, serves as the Independent Registered Public Accounting Firm for the Trust.
BROKERAGE ALLOCATION
          NFA or a subadviser is responsible for decisions to buy and sell securities and other investments for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any.1 In transactions on stock and commodity exchanges in the United States, these commissions are negotiated, whereas on foreign stock and commodity exchanges these commissions are generally fixed and are generally higher than brokerage commissions in the United States. In the case of securities traded on the over-the-counter markets or for securities traded on a principal basis, there is generally no commission, but the price includes a spread between the dealer’s purchase and sale price. This spread is the dealer’s profit. In underwritten offerings, the price includes a disclosed, fixed commission or discount. Most short-term obligations are normally traded on a “principal” rather

[1]	Because the Funds will invest primarily in shares of the Underlying Funds it is expected that all transactions in portfolio securities for these Funds will be entered into by the Underlying Funds.

62

than agency basis. This may be done through a dealer (e.g., a securities firm or bank) who buys or sells for its own account rather than as an agent for another client, or directly with the issuer.
          Except as described below, the primary consideration in portfolio security transactions is best price and execution of the transaction i.e., execution at the most favorable prices and in the most effective manner possible. “Best price-best execution” encompasses many factors affecting the overall benefit obtained by the client account in the transaction including, but not necessarily limited to, the price paid or received for a security, the commission charged, the promptness, availability and reliability of execution, the confidentiality and placement accorded the order, and customer service. Therefore, “best price-best execution” does not necessarily mean obtaining the best price alone but is evaluated in the context of all the execution services provided. NFA and the subadvisers have complete freedom as to the markets in and the broker-dealers through which they seek this result.
          Subject to the primary consideration of seeking best price-best execution and as discussed below, securities may be bought or sold through broker-dealers who have furnished statistical, research, and other information or services to NFA or a subadviser. In placing orders with such broker-dealers, NFA or the subadviser will, where possible, take into account the comparative usefulness of such information. Such information is useful to NFA or a subadviser even though its dollar value may be indeterminable, and its receipt or availability generally does not reduce NFA’s or a subadviser’s normal research activities or expenses.
          There may be occasions when portfolio transactions for a Fund are executed as part of concurrent authorizations to purchase or sell the same security for trusts or other accounts (including other mutual funds) served by NFA or a subadviser or by an affiliated company thereof. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to a Fund, they are effected only when NFA or a subadviser believes that to do so is in the interest of the Fund. When such concurrent authorizations occur, the executions will be allocated in an equitable manner.
          In purchasing and selling investments for the Funds, it is the policy of NFA and each subadviser to obtain best execution at the most favorable prices through responsible broker-dealers. The determination of what may constitute best execution in a securities transaction by a broker involves a number of considerations, including the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all when a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future, the professionalism of the broker, and the financial strength and stability of the broker. These considerations are judgmental and are weighed by NFA or a subadviser in determining the overall reasonableness of securities executions and commissions paid. In selecting broker-dealers, NFA or a subadviser will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security or asset to be purchased or sold; the execution efficiency, settlement capability and financial condition of the broker-dealer’s firm; the broker-dealer’s execution services, rendered on a continuing basis; and the reasonableness of any commissions.
          NFA or a subadviser may cause a Fund to pay a broker-dealer who furnishes brokerage and/or research services a commission that is in excess of the commission another broker-dealer would have received for executing the transaction if it is determined, pursuant to the requirements of Section 28(e) of the Exchange Act, that such commission is reasonable in relation to the value of the brokerage and/or research services provided. Such research services may include, among other things, analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, analytic or modeling software, market data feeds and historical market information. Any such research and other information provided by brokers to NFA or a subadviser is considered to be in addition to and not in lieu of services required to be performed by it under its investment advisory or subadvisory agreement, as the case may be. The fees paid to NFA or a subadviser pursuant to its respective investment advisory or subadvisory agreement are not reduced by reason of its receiving any brokerage and research services. The research services provided by broker-dealers can be useful to NFA or a subadviser in serving its other clients. All research services received from the brokers to whom commission are paid are used collectively, meaning such services actually may not be utilized in connection with each client account that may have provided the commission paid to the brokers providing such services. NFA and the subadvisers are prohibited from considering the broker-dealers sale of shares of any fund for which it serves as investment adviser or subadviser, except as may be specifically permitted by law.

63

          Fund portfolio transactions may be effected with broker-dealers who have assisted investors in the purchase of variable annuity contracts or variable insurance policies issued by Nationwide Life Insurance Company or Nationwide Life & Annuity Insurance Company. However, neither such assistance nor sale of other investment company shares is a qualifying or disqualifying factor in a broker-dealer’s selection, nor is the selection of any broker-dealer based on the volume of shares sold.
          The Cardinal Funds and the Investor Destinations Funds did not pay soft dollar commissions or brokerage commissions for the fiscal year December 31, 2009. These Funds also did not hold any investments in securities of their regular broker-dealers for the fiscal year ended December 31, 2009.
          Under the 1940 Act, “affiliated persons” of the Funds are prohibited from dealing with it as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. However, the Funds may purchase securities from underwriting syndicates of which an affiliate, as defined in the 1940 Act, is a member under certain conditions, in accordance with Rule 10f-3 under the 1940 Act.
          Each of the Funds contemplates that, consistent with the policy of obtaining best results, brokerage transactions may be conducted through “affiliated broker/dealers,” as defined in the 1940 Act. Under the 1940 Act, commissions paid by a Fund to an “affiliated broker/dealer” in connection with a purchase or sale of securities offered on a securities exchange may not exceed the usual and customary broker’s commission. Accordingly, it is the Funds’ policy that the commissions to be paid to an affiliated broker-dealer must, in the judgment of NFA or the appropriate subadviser, be (1) at least as favorable as those that would be charged by other brokers having comparable execution capability and (2) at least as favorable as commissions contemporaneously charged by such broker or dealer on comparable transactions for its most favored unaffiliated customers, except for accounts for which the affiliate broker-dealer acts as a clearing broker for another brokerage firm and customers of an affiliated broker-dealer considered by a majority of the independent trustees not to be comparable to the Funds. NFA and the subadvisers do not deem it practicable or in the Funds’ best interests to solicit competitive bids for commissions on each transaction. However, consideration regularly is given to information concerning the prevailing level of commissions charged on comparable transactions by other brokers during comparable periods of time.
PURCHASES, REDEMPTIONS AND PRICING OF SHARES
          An insurance company purchases shares of the Funds at their net asset value (“NAV”) using purchase payments received on variable annuity contracts and variable life insurance policies issued by separate accounts. These separate accounts are funded by shares of the Funds.
          All investments in the Trust are credited to the shareholder’s account in the form of full and fractional shares of the designated Fund (rounded to the nearest 1/1000 of a share). The Trust does not issue share certificates. Each Fund may accept payment for shares in the form of securities that are permissible investments for such Fund.
          The NAV per share of each Fund is determined once daily, as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (generally 4 P.M. Eastern Time) on each business day the Exchange is open for regular trading (and on such other days as the Board determines) (together, the “Valuation Time”). However, to the extent that a Fund’s investments are traded in markets that are open when the Exchange is closed, the value of the Fund’s investments may change on days when shares cannot be purchased or redeemed.
          The Trust will not compute NAV for the Funds on customary national business holidays, including the following: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and any other days when the Exchange is closed.
          Each Fund reserves the right to not determine NAV when: (i) a Fund has not received any orders to purchase, sell or exchange shares and (ii) changes in the value of the Fund’s portfolio do not affect the NAV.
          The offering price for orders placed before the close of the Exchange, on each business day the Exchange is open for trading, will be based upon calculation of the NAV at the close of regular trading on the Exchange. For

64

orders placed after the close of regular trading on the Exchange, or on a day on which the Exchange is not open for trading, the offering price is based upon NAV at the close of the Exchange on the next day thereafter on which the Exchange is open for trading. The NAV of a share of each Fund on which offering and redemption prices are based is the NAV of that Fund, divided by the number of shares outstanding, the result being adjusted to the nearer cent. The NAV of each Fund is determined by subtracting the liabilities of the Fund from the value of its assets (chiefly composed of shares in the Underlying Funds). The NAV per share for a class is calculated by adding the value of all securities and other assets of a Fund allocable to the class, deducting liabilities allocable to that class, and dividing by the number of that class’ shares outstanding. Each Fund may reject any order to buy shares and may suspend the sale of shares at any time.
          Investments in the Underlying Funds are based on the NAV of those mutual funds, which in turn may use fair value pricing, as discussed in their respective prospectuses. Shares of exchange-traded funds are valued based on the prices at which they trade on the stock exchanges on which they are listed.
          Securities for which market quotations are readily available are valued at current market value as of Valuation Time. Valuation Time will be as of the close of regular trading on the Exchange (usually 4 P.M. Eastern Time). Equity securities are valued at the last quoted sale price, or if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades.
          Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Board of Trustees. Short-term debt securities such as commercial paper and U.S. Treasury bills, having a remaining maturity of 60 days or less are considered to be “short-term” and may be valued at amortized cost which approximates market value.
          Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of NFA or a designee of NFA, are valued at fair value under procedures approved by the Board of Trustees. Fair value determinations are required for securities whose value is affected by a significant event that will materially affect the value of a domestic or foreign security and which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades but prior to the calculation of the Fund’s NAV.
          The Funds holding foreign equity securities (the “Foreign Equity Funds”) value securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Foreign Equity Funds, the Foreign Equity Funds will fair value their foreign investments when the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Foreign Equity Funds’ foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the Trust utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). The fair value prices of portfolio securities generally will be used when it is determined that the use of such prices will have an impact on the NAV of a Foreign Equity Fund. When a Foreign Equity Fund uses fair value pricing, the values assigned to the Foreign Equity Fund’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.
          A separate account redeems shares to make benefit or surrender payments under the terms of its variable annuity contracts or variable life insurance policies. Redemptions are processed on any day on which the Trust is open for business and are effected at NAV next determined after the redemption order, in proper form, is received by the Trust’s transfer agent.

65

          A Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management, or would adversely affect the Fund. The Trust may suspend the right of redemption for such periods as are permitted under the 1940 Act and under the following unusual circumstances: (a) when the Exchange is closed (other than weekends and holidays) or trading is restricted; (b) when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or (c) during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.
In Kind Redemptions
          The Funds generally plan to redeem their shares for cash. However, each Fund reserves the right, in circumstances where in its sole discretion it determines that cash redemption payments would be undesirable, taking into account the best interests of all fund shareholders, to honor any redemption request by transferring some of the securities held by the Fund directly to a redeeming shareholder (“redemption in-kind”).
          The Trust’s Board of Trustees has adopted procedures for redemptions in-kind to affiliated persons of a Fund. Affiliated persons of a Fund include shareholders who are affiliates of the Fund’s investment adviser and shareholders of a Fund owning 5% or more of the outstanding shares of that Fund. These procedures provide that a redemption in-kind shall be effected at approximately the affiliated shareholder’s proportionate share of the distributing Fund’s current net assets, and they are designed so that redemptions will not favor the affiliated shareholder to the detriment of any other shareholder. The procedures also require that the distributed securities be valued in the same manner as they are valued for purposes of computing the distributing Fund’s net asset value and that neither the affiliated shareholder nor any other party with the ability and pecuniary incentive to influence the redemption in-kind selects, or influences the selection of, the distributed securities. Use of the redemption in-kind procedures will allow a Fund to avoid having to sell significant portfolio assets to raise cash to meet the shareholder’s redemption request — thus limiting the potential adverse effect on the distributing Fund’s net asset value.
ADDITIONAL INFORMATION
Description of Shares
          The Amended Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest of each Fund and to divide or combine such shares into a greater or lesser number of shares without thereby exchanging the proportionate beneficial interests in the Trust. Each share of a Fund represents an equal proportionate interest in the Fund with each other share. The Trust reserves the right to create and issue a number of different funds. Shares of each Fund would participate equally in the earnings, dividends, and assets of that particular fund. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of such Fund available for distribution to shareholders.
          The Trust is authorized to offer the following series of shares of beneficial interest, without par value and with the various classes listed:

SERIES	SHARE CLASSES
AllianceBernstein NVIT Global Fixed Income Fund*	Class I, Class II, Class III, Class VI, Class Y
American Century NVIT Multi Cap Value Fund*	Class I, Class II, Class Y
American Funds NVIT Asset Allocation Fund*	Class II
American Funds NVIT Bond Fund*	Class II
American Funds NVIT Global Growth Fund*	Class II
American Funds NVIT Growth Fund*	Class II
American Funds NVIT Growth-Income Fund*	Class II
Federated NVIT High Income Bond Fund*	Class I, Class III

Gartmore NVIT International Equity Fund*	Class I, Class II, Class III, Class VI, Class Y
Gartmore NVIT Worldwide Leaders Fund*	Class I, Class II, Class III, Class VI

66

SERIES	SHARE CLASSES
Neuberger Berman NVIT Multi Cap Opportunities Fund*	Class I, Class II
Neuberger Berman NVIT Socially Responsible Fund*	Class I, Class II, Class Y
NVIT Bond Index Fund*	Class II, Class Y
NVIT Cardinal Aggressive Fund	Class I, Class II
NVIT Cardinal Moderately Aggressive Fund	Class I, Class II
NVIT Cardinal Capital Appreciation Fund	Class I, Class II
NVIT Cardinal Moderate Fund	Class I, Class II
NVIT Cardinal Balanced Fund	Class I, Class II
NVIT Cardinal Moderately Conservative Fund	Class I, Class II
NVIT Cardinal Conservative Fund	Class I, Class II
NVIT Core Bond Fund*	Class I, Class II, Class Y
NVIT Core Plus Bond Fund*	Class I, Class II, Class Y
NVIT Developing Markets Fund*	Class I, Class II
NVIT Emerging Markets Fund*	Class I, Class II, Class III, Class VI, Class Y
NVIT Enhanced Income Fund*	Class II, Class Y

NVIT Government Bond Fund*	Class I, Class II, Class III, Class IV
NVIT Growth Fund*	Class I, Class IV

NVIT International Index Fund*	Class II, Class VI, Class VIII, Class Y
NVIT Investor Destinations Aggressive Fund	Class II, Class VI
NVIT Investor Destinations Moderately Aggressive Fund	Class II, Class VI
NVIT Investor Destinations Capital Appreciation Fund	Class II, Class VI
NVIT Investor Destinations Moderate Fund	Class II, Class VI
NVIT Investor Destinations Balanced Fund	Class II, Class VI
NVIT Investor Destinations Moderately Conservative Fund	Class II, Class VI
NVIT Investor Destinations Conservative Fund	Class II, Class VI
NVIT Mid Cap Index Fund*	Class I, Class II, Class III, Class Y
NVIT Money Market Fund*	Class I, Class IV, Class V, Class Y
NVIT Multi-Manager International Growth Fund*	Class I, Class II, Class III, Class VI, Class Y
NVIT Multi-Manager International Value Fund*	Class I, Class II, Class III, Class IV, Class VI, Class Y
NVIT Multi-Manager Large Cap Growth Fund*	Class I, Class II, Class Y
NVIT Multi-Manager Large Cap Value Fund*	Class I, Class II, Class Y
NVIT Multi-Manager Mid Cap Growth Opportunities Fund*	Class I, Class II, Class Y
NVIT Multi-Manager Mid Cap Value Fund*	Class I, Class II, Class Y
NVIT Multi-Manager Small Cap Growth Fund*	Class I, Class II, Class III, Class Y
NVIT Multi-Manager Small Cap Value Fund*	Class I, Class II, Class III, Class IV, Class Y
NVIT Multi-Manager Small Company Fund*	Class I, Class II, Class III, Class IV, Class Y
NVIT Multi Sector Bond Fund*	Class I, Class III
NVIT Nationwide Fund*	Class I, Class II, Class III, Class IV, Class Y

NVIT Real Estate Fund*	Class I, Class II, Class Y
NVIT S&P 500 Index Fund*	Class I, Class II, Class IV, Class Y
NVIT Short Term Bond Fund*	Class I, Class II, Class Y
NVIT Small Cap Index Fund*	Class II, Class Y

Oppenheimer NVIT Large Cap Growth Fund*	Class I, Class II, Class Y
Templeton NVIT International Value Fund*	Class I, Class II, Class III, Class VI, Class Y
Van Kampen NVIT Comstock Value Fund*	Class I, Class II, Class IV, Class Y

*	Information on these Funds is contained in a separate Statement(s) of Additional Information.

67

          You have an interest only in the assets of the shares of the Fund which you own. Shares of a particular class are equal in all respects to the other shares of that class. In the event of liquidation of a Fund, shares of the same class will share pro rata in the distribution of the net assets of the Fund with all other shares of that class. All shares are without par value and when issued and paid for, are fully paid and nonassessable by the Trust. Shares may be exchanged or converted as described in this SAI and in the Prospectus but will have no other preference, conversion, exchange or preemptive rights.
Voting Rights
          Shareholders of each class of shares have one vote for each share held and a proportionate fractional vote for any fractional share held. Shareholders may vote in the election of Trustees and on other matters submitted to meetings of shareholders. Shares, when issued, are fully paid and nonassessable. Generally, amendment may not be made to the Amended and Restated Declaration of Trust without the affirmative vote of a majority of the outstanding voting securities of the Trust. The Trustees may, however, further amend the Amended and Restated Declaration of Trust without the vote or consent of shareholders to:
(1)	designate series of the Trust; or

(2)	change the name of the Trust; or

(3)	apply any omission, cure, correct, or supplement any ambiguous, defective, or inconsistent provision to conform the Amended and Restated Declaration of Trust to the requirements of applicable federal laws or regulations if they deem it necessary.
          An annual or special meeting of shareholders to conduct necessary business is not required by the Amended and Restated Declaration of Trust, the 1940 Act or other authority, except, under certain circumstances, to amend the Amended and Restated Declaration of Trust, the Investment Advisory Agreement, fundamental investment objectives, investment policies and investment restrictions, to elect and remove Trustees, to reorganize the Trust or any series or class thereof and to act upon certain other business matters. In regard to termination, sale of assets, modification or change of the Investment Advisory Agreement, or change of investment restrictions, the right to vote is limited to the holders of shares of the particular Fund affected by the proposal. However, shares of all Funds vote together, and not by Fund, in the election of Trustees. If an issue must be approved by a majority as defined in the 1940 Act, a “majority of the outstanding voting securities” means the lesser of (i) 67% or more of the shares present at a meeting when the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares. For the election of Trustees only a plurality is required. Holders of shares subject to a Rule 12b-1 fee will vote as a class and not with holders of any other class with respect to the approval of the Distribution Plan.
          With respect to Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide Life”), and certain other insurance companies (each, a “Participating Insurance Company”) separate accounts, Nationwide Life and each Participating Insurance Company will vote the shares of each Fund at a shareholder meeting in accordance with the timely instructions received from persons entitled to give voting instructions under the variable contracts. Nationwide Life and each Participating Insurance Company are expected to vote shares attributable to variable contracts as to which no voting instructions are received in the same proportion (for, against, or abstain) as those for which timely instructions are received. As a result, those contract owners that actually provide voting instructions may control the outcome of the vote even though their actual percentage ownership of a Fund alone would not be sufficient to approve a Proposal. Contract owners will also be permitted to revoke previously submitted voting instructions in accordance with instructions contained in the proxy statement sent to the Funds’ shareholders and to contract owners.
TAX STATUS
          This is for general information only and not tax advice. For federal income tax purposes, the insurance company (rather than the purchaser of a variable contract) is treated as the owner of the shares of the Fund

68

selected as an investment option. Holders of variable contracts should consult their own tax advisors for more information on their tax situation, including the possible applicability of federal, state, local and foreign taxes.
Taxation of the Fund
          Each Fund has elected and intends to qualify, or, if newly organized, intends to elect and qualify, each year as a regulated investment company (sometimes referred to as a “regulated investment company,” “RIC” or “fund”) under Subchapter M of the Code. If a Fund so qualifies, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.
          With respect to the Funds, this SAI uses the term “Fund” to include the Underlying Funds in which such Funds invest.
          In order to qualify for treatment as a regulated investment company, the Fund must satisfy the following requirements:

•	Distribution Requirement — the Fund must distribute at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).

•	Income Requirement — the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (QPTPs).

•	Asset Diversification Test — the Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more QPTPs.

          In some circumstances, the character and timing of income realized by the Fund for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by IRS with respect to such type of investment may adversely affect the Fund’s ability to satisfy these requirements. See, “Other Tax Consequences — Tax Treatment of Portfolio Transactions” below with respect to the application of these requirements to certain types of investments. In other circumstances, the Fund may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test which may have a negative impact on the Fund’s income and performance.
          The Fund may use “equalization accounting” (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed. If the Fund uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. If the IRS determines that the Fund’s allocation is improper and that the Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax. If, as a result of such adjustment, the Fund

69

fails to satisfy the Distribution Requirement, the Fund will not qualify that year as a regulated investment company the effect of which is described in the following paragraph.
          If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends will be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund’s current and accumulated earnings and profits. Failure to qualify as a regulated investment company would thus have a negative impact on the Fund’s income and performance. It is possible that the Fund will not qualify as a regulated investment company in any given tax year. Moreover, the Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.
          Post-October Losses. The Fund presently intends to elect to treat any net capital loss or any net long-term capital loss incurred after October 31 as if it had been incurred in the succeeding year in determining its taxable income for the current year. The effect of this election is to treat any such net loss incurred after October 31 as if it had been incurred in the succeeding year in determining the Fund’s net capital gain for capital gain dividend purposes (see, “Other Tax Consequences — Taxation of Fund Distributions — Distributions of Capital Gains” below). The Fund may also elect to treat all or part of any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding taxable year.
          Fund of Funds. If shares of an Underlying Fund are purchased within 30 days before or after redeeming at a loss other shares of that underlying fund (whether pursuant to a rebalancing of the Fund’s portfolio or otherwise), all or a part of the loss will not be deductible by the Fund and instead will increase its basis for the newly purchased shares. Also, a feeder fund (a) is not eligible to pass-through to shareholders foreign tax credits from an underlying fund that pays foreign income taxes (see, “Other Tax Consequences — Taxation of Fund Distributions — Pass-through of foreign tax credits” below), (b) is not eligible pass-through to shareholders exempt-interest dividends from an Underlying Fund, and (c) dividends paid by a fund of funds from interest earned by an Underlying Fund on U.S. government obligations is unlikely to be exempt from state and local income tax. However, a fund of funds is eligible to pass-through to shareholders qualified dividends earned by an Underlying Fund (see, “Other Tax Consequences — Taxation of Fund Distributions — Dividends Received Deduction for Corporations” below).
          Federal Excise Tax. To avoid a 4% non-deductible excise tax, the Fund must distribute by December 31 of each year an amount equal to: (1) 98% of its ordinary income for the calendar year, (2) 98% of capital gain net income (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year), and (3) any prior year undistributed ordinary income and capital gain net income. Generally, the Fund intends to make sufficient distributions prior to the end of each calendar year to avoid any material liability for federal excise tax, but can give no assurances that all such liability will be avoided. In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Fund having to pay some excise tax. However, in any calendar year in which the investment made by the Manager and its affiliates in the Fund does not exceed $250,000, the Fund may qualify for an exemption from the excise tax regardless of whether it has satisfied the foregoing distribution requirements. Fund that do not qualify for this exemption intend to make sufficient distributions to avoid imposition of the excise tax.
          Foreign Income Tax. Investment income received by the Fund from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld will generally be treated as an expense of the Fund. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund’s assets to be invested in various countries is not known. Under certain circumstances, the Fund may elect to pass-through foreign tax credits to shareholders.
Special Rules Applicable to Variable Contracts
          In addition to the asset diversification and other requirements for qualification as a regulated investment company, the Fund is generally subject to another set of asset diversification requirements under Section 817(h) of

70

the Internal Revenue Code applicable to insurance company separate accounts and their underlying funding vehicles. The Fund intends to comply with these requirements. If these requirements are not met, or under other limited circumstances, it is possible that the contract holders, rather than the separate accounts, will be treated for federal income tax purposes as the taxable owners of the assets held by the separate accounts.
          To satisfy these diversification requirements, as of the end of each calendar quarter or within 30 days thereafter, the Fund must (a) be qualified as a “regulated investment company”; and (b) have either (i) no more than 55% of the total value of its assets in cash and cash equivalents, government securities and securities of other regulated investment companies; or (ii) no more than 55% of its total assets represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose all securities of the same issuer are considered a single investment, and each agency or instrumentality of the U.S. government is treated as a separate issuer of securities.
          Section 817(h) of the Internal Revenue Code provides a look-through rule for purposes of testing the diversification of a segregated asset account that invests in a regulated investment company such as the Fund. Treasury Regulations Section 1.817-5(f)(1) provides, in part, that if the look-through rule applies, a beneficial interest in an investment company (including a regulated investment company) shall not be treated as a single investment of a segregated asset account; instead, a pro rata portion of each asset of the investment company shall be treated as an asset of the segregated asset account. Treasury Regulations Section 1.817-5(f)(2) provides (except as otherwise permitted) that the look-through rule shall apply to an investment company only if

•	All the beneficial interests in the investment company are held by one or more segregated asset accounts of one or more insurance companies; and

•	Public access to such investment company is available exclusively through the purchase of a variable contract.

          As provided in the offering documents, all the beneficial interests in the Fund are held by one or more segregated asset accounts of one or more insurance companies (except as otherwise permitted), and public access to the Fund is available solely through the purchase of a variable contract (such a fund is sometimes referred to as a “closed fund”). Accordingly, under the look-through rule of Section 817(h) of the Internal Revenue Code and Treasury Regulations Section 1.817-5(f), the investing segregated asset account is treated as owning a pro rata portion of each asset of a Fund in which it invests, including a pro rata portion of each asset of any Underlying Fund that is a closed fund, for purposes of determining whether the segregated asset account is adequately diversified. See Revenue Ruling 2005-7, 2005-6 IRB 464 (January 19, 2005).
          In addition, a contract holder should not be able to direct the Fund’s investment in any particular asset so as to avoid the prohibition on investor control. The Treasury Department may issue future pronouncements addressing the circumstances in which a variable contract owner’s control of the investments of a separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the contract owner is considered the owner of the separate account, income and gains produced by those securities would be included currently in the contract owner’s gross income. It is not known what standards will be set forth in any such pronouncements or when, if at all, these pronouncements may be issued.
          Reference should be made to the prospectus for the applicable contract for more information regarding the federal income tax consequences to an owner of a contract.
OTHER TAX CONSEQUENCES
Taxation of Fund Distributions
          The Fund anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year.
          Distributions of Net Investment Income. The Fund receives income generally in the form of dividends and interest on its investments in portfolio securities. This income, less expenses incurred in the operation of the Fund,

71

constitutes its net investment income from which dividends may be paid to the separate account. In the case of a Fund whose strategy includes investing in stocks of corporations, a portion of the income dividends paid to the separate account may be qualified dividends eligible for the corporate dividends received deduction.
          Distributions of Capital Gains. The Fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable as long-term capital gain. Any net short-term or long-term capital gain realized by the Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.
          Returns of Capital. Distributions by the Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares.
          Dividends-Received Deduction for Corporations. For corporate shareholders, a portion of the dividends paid by the Fund may qualify for the dividends-received deduction. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction. Income derived by the Fund from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.
          Pass-Through of Foreign Tax Credits. If more than 50% of the Fund’s total assets at the close of a fiscal year is invested in foreign securities, the Fund may elect to pass through to the Fund’s shareholders their pro rata share of foreign taxes paid by the Fund. The shareholders will then be entitled either to deduct their share of these taxes in computing their taxable income or to claim a foreign tax credit for these taxes against their U.S. federal income tax (subject to limitations for certain shareholders). Shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by the Fund due to certain limitations that may apply.
          Tax Credit Bonds. If the Fund holds, directly or indirectly, one or more “tax credit bonds” (including build America bonds, clean renewable energy bonds and qualified tax credit bonds) on one or more applicable dates during a taxable year, the Fund may elect to permit its shareholders to claim a tax credit on their income tax returns equal to each shareholder’s proportionate share of tax credits from the applicable bonds that otherwise would be allowed to the Fund. In such a case, shareholders must include in gross income (as interest) their proportionate share of the income attributable to their proportionate share of those offsetting tax credits. A shareholder’s ability to claim a tax credit associated with one or more tax credit bonds may be subject to certain limitations imposed by the Code. Even if the Fund is eligible to pass through tax credits to shareholders, the Fund may choose not to do so.
          Consent Dividends. The Fund may utilize the consent dividend provisions of section 565 of the Code to make distributions. Provided that all shareholders agree in a consent filed with the income tax return of the Fund to treat as a dividend the amount specified in the consent, the amount will be considered a distribution just as any other distribution paid in money and reinvested back into the Fund.
          Tax Shelter Reporting. Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886.
Tax Treatment of Portfolio Transactions
          The Fund may invest in complex securities that could be subject to numerous special and complex tax rules. These rules could accelerate the recognition of income by the Fund (possibly causing the Fund to sell securities to raise the cash for necessary distributions) and/or defer the Fund’s ability to recognize a loss, and, in limited cases, subject the Fund to U.S. federal income tax.

72

TAX CONSEQUENCES TO SHAREHOLDERS
          Since shareholders of the Fund will be the insurance company separate accounts, no discussion is included herein concerning federal income tax consequences for the holders of the contracts. For information concerning the federal income tax consequences to any such holder, see the prospectus relating to the applicable contract.
MAJOR SHAREHOLDERS
               To the extent Nationwide Life Insurance Company and its affiliates directly or indirectly owned, controlled and held power to vote 25% or more of the outstanding shares of the Funds, they are deemed to have “control” over matters which are subject to a vote of the Fund’s shares.
          Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company, each located at One Nationwide Plaza, Columbus, Ohio 43215, are wholly owned by Nationwide Financial Services, Inc. (“NFS”). NFS, a holding company, is a wholly-owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.
          As of April 1, 2010, the Trustees and Officers of the Trust as a group owned beneficially less than 1% of the shares of any class of the Funds.
          As of April 1, 2010, the record shareholders identified in Appendix D to this SAI held five percent or greater of the shares of a class of a Fund. Fund classes are generally sold to and owned by insurance company separate accounts to serve as the investment vehicle for variable annuity and life insurance contracts. Pursuant to an order received from the SEC, the Trust maintains participation agreements with insurance company separate accounts that obligate such insurance companies to pass any proxy solicitations through to underlying contract holders who in turn are asked to designate voting instructions. In the event that an insurance company does not receive voting instructions from contract holders, it is obligated to vote the shares that correspond to such contract holders in the same proportion as instructions received from all other applicable contract holders.
FINANCIAL STATEMENTS
          The Report of Independent Registered Public Accounting Firm and Financial Statements of the Trust for the fiscal year ended December 31, 2009 included in the Trust’s Annual Report are incorporated herein by reference. Copies of the Annual Report are available without charge upon request by writing the Trust or by calling toll free 800-848-0920.

73

APPENDIX A
DEBT RATINGS
STANDARD & POOR’S DEBT RATINGS
A Standard & Poor’s corporate or municipal debt rating is an opinion of the general creditworthiness of an obligor, or the creditworthiness of an obligor with respect to a particular debt security or other financial obligation, based on relevant risk factors.
The debt rating does not constitute a recommendation to purchase, sell, or hold a particular security. In addition, a rating does not comment on the suitability of an investment for a particular investor. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.
The ratings are based, in varying degrees, on the following considerations:
1.	Likelihood of default — capacity and willingness of the obligor as to its financial commitments in a timely manner in accordance with the terms of the obligation.

2.	Nature of and provisions of the obligation.

3.	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting.
INVESTMENT GRADE

AAA -	Debt rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. Capacity to meet financial commitments is extremely strong.

AA -	Debt rated ‘AA’ has a very strong capacity to meet financial commitments and differs from the highest rated issues only in small degree.

A -	Debt rated ‘A’ has a strong capacity to meet financial commitments although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB-	Debt rated ‘BBB’ is regarded as having an adequate capacity meet financial commitments. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet financial commitments for debt in this category than in higher rated categories.
SPECULATIVE GRADE
Debt rated ‘BB’, ‘B’, ‘CCC’, ‘CC’ and ‘C’ are regarded as having significant speculative characteristics with respect to capacity to pay interest and repay principal. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

BB -	Debt rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet financial commitments.

B -	Debt rated ‘B’ has a greater vulnerability to nonpayment than obligations rated BB but currently has the capacity to meet its financial commitments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to meet financial commitments.

CCC -	Debt rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions to meet financial commitments. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to meet its financial commitments.

CC -	Debt rated ‘CC’ typically is currently highly vulnerable to nonpayment.

C -	Debt rated ‘C’ may signify that a bankruptcy petition has been filed, but debt service payments are continued.

D -	Debt rated ‘D’ is in payment default. The ‘D’ rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.
MOODY’S LONG-TERM DEBT RATINGS

Aaa -	Bonds which are rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa -	Bonds which are rated Aa are judged to be of high quality by all standards and are subject to very low credit risk.

A -	Bonds which are rated A are to be considered as upper-medium grade obligations and subject to low credit risk.

Baa -	Bonds which are rated Baa are considered as medium-grade obligations, subject to moderate credit risk and in fact may have speculative characteristics.

Ba -	Bonds which are rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B -	Bonds which are rated B are considered speculative and are subject to high credit risk.

Caa -	Bonds which are rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca -	Bonds which are rated Ca represent obligations which are highly speculative. Such issues are likely in default, or very near, with some prospect of recovery of principal and interest.

C -	Bonds which are rated C are the lowest rated class of bonds, and are typically in default. There is little prospect for recovery of principal or interest.

STATE AND MUNICIPAL NOTES
Excerpts from Moody’s Investors Service, Inc., description of state and municipal note ratings:
MIG-1- Notes bearing this designation are of superior credit quality, enjoying excellent protection by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG-2- Notes bearing this designation are of strong credit quality, with margins of protection ample although not so large as in the preceding group.
MIG-3- Notes bearing this designation are of acceptable credit quality, with possibly narrow liquidity and cash-flow protection. Market access for refinancing is likely to be less well established.
SG- Notes bearing this designation are of speculative-grade credit quality and may lack sufficient margins of protection.
FITCH, INC. BOND RATINGS
Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner.
The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality.
Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.
Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.
Fitch ratings are not recommendations to buy, sell, or hold any security. ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.
Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA	Bonds considered investment grade and representing the lowest expectation of credit risk. The obligor has an exceptionally strong capacity for timely payment of financial commitments, a capacity that is highly unlikely to be adversely affected by foreseeable events.

AA	Bonds considered to be investment grade and of very high credit quality. This rating indicates a very strong capacity for timely payment of financial commitments, a capacity that is not significantly vulnerable to foreseeable events.

A	Bonds considered to be investment grade and represent a low expectation of credit risk. This rating indicates a strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in economic conditions or circumstances than long term debt with higher ratings.

BBB	Bonds considered to be in the lowest investment grade and indicates that there is currently low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in economic conditions and circumstances are more likely to impair this capacity.

BB	Bonds are considered speculative. This rating indicates that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B	Bonds are considered highly speculative. This rating indicates that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC and C	Bonds are considered a high default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A ‘CC’ rating indicates that default of some kind appears probable. ‘C’ rating signal imminent default.

DDD, DD and D	Bonds are in default. Such bonds are not meeting current obligations and are extremely speculative. ‘DDD’ designates the highest potential for recovery of amounts outstanding on any securities involved and ‘D’ represents the lowest potential for recovery.
SHORT-TERM RATINGS
STANDARD & POOR’S COMMERCIAL PAPER RATINGS
A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.
Ratings are graded into several categories, ranging from ‘A-1’ for the highest quality obligations to ‘D’ for the lowest. These categories are as follows:

A-1	This highest category indicates that capacity to meet financial commitments is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2	Capacity to meet financial commitments is satisfactory, although more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

A-3	Issues carrying this designation have adequate protections. They are, however, more vulnerable to adverse economic conditions or changing circumstances which could weaken capacity to meet financial commitments.

B	Issues rated ‘B’ are regarded as having significant speculative characteristics.

C	This rating is assigned to short-term debt obligations that are vulnerable to nonpayment and dependent on favorable business, financial, and economic conditions in order to meet financial commitments.

D	Debt rated ‘D’ is in payment default. The ‘D’ rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.
STANDARD & POOR’S NOTE RATINGS
An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.
The following criteria will be used in making the assessment:
1.	Amortization schedule — the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note.

2.	Source of payment — the more the issue depends on the market for its refinancing, the more likely it is to be considered a note.
Note rating symbols and definitions are as follows:

SP-1	Strong capacity to pay principal and interest. Issues determined to possess very strong capacity to pay principal and interest are given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	Speculative capacity to pay principal and interest.
MOODY’S SHORT-TERM RATINGS
Moody’s short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations. These obligations have an original maturity not exceeding thirteen months, unless explicitly noted. Moody’s employs the following three designations to indicate the relative repayment capacity of rated issuers:

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior capacity to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
Issuers rated Not Prime do not fall within any of the Prime rating categories.
MOODY’S NOTE RATINGS

MIG 1/VMIG 1	Notes bearing this designation are of superior credit quality, enjoying excellent protection by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2	Notes bearing this designation are of strong credit quality, with margins of protection ample although not so large as in the preceding group.

MIG 3/VMIG 3	Notes bearing this designation are of acceptable credit quality, with possibly narrow liquidity and cash-flow protection. Market access for refinancing is likely to be less well established.

SG	Notes bearing this designation are of speculative-grade credit quality and may lack sufficient margins of protection.
FITCH’S SHORT-TERM RATINGS
Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.
The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer’s obligations in a timely manner.

F-1+	Best quality, indicating exceptionally strong capacity to meet financial commitments.

F-1	Best quality, indicating strong capacity to meet financial commitments.

F-2	Good quality with satisfactory capacity to meet financial commitments.

F-3	Fair quality with adequate capacity to meet financial commitments but near term adverse conditions could impact the commitments.

B	Speculative quality and minimal capacity to meet commitments and vulnerability to short-term adverse changes in financial and economic conditions.

C	Possibility of default is high and the financial commitments are dependent upon sustained, favorable business and economic conditions.

D	In default and has failed to meet its financial commitments.

APPENDIX B
APPENDIX B — PROXY VOTING GUIDELINES SUMMARIES
Nationwide Fund Advisors
GENERAL
          The Board of Trustees of Nationwide Mutual Funds and Nationwide Variable Insurance Trust (the “Funds”) has approved the continued delegation of the authority to vote proxies relating to the securities held in the portfolios of the Funds to each Fund’s investment adviser or sub-adviser, as the case may be, after the Board reviewed and considered the proxy voting policies and procedures used by each of the investment advisers and sub-advisers of the Funds, some of which advisers and sub-advisers use an independent service provider, as described below.
          Nationwide Fund Advisors (“NFA” or the “Adviser”), is an investment adviser that is registered with the U.S. Securities and Exchange Commission (the “SEC”) pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). NFA currently provides investment advisory services to registered investment companies (hereinafter referred to collectively as “Clients”).
          Voting proxies that are received in connection with underlying portfolio securities held by Clients is an important element of the portfolio management services that NFA performs for Clients. NFA’s goal in performing this service is to make proxy voting decisions: (i) to vote or not to vote proxies in a manner that serves the best economic interests of Clients; and (ii) that avoid the influence of conflicts of interest. To implement this goal, NFA has adopted proxy voting guidelines (the “Proxy Voting Guidelines”) to assist it in making proxy voting decisions and in developing procedures for effecting those decisions. The Proxy Voting Guidelines are designed to ensure that, where NFA has the authority to vote proxies, all legal, fiduciary, and contractual obligations will be met.
          The Proxy Voting Guidelines address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures and the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals.
          The proxy voting records of the Funds are available to shareholders on the Trust’s website, www.nationwide.com/mutualfunds, and the SEC’s website.
HOW PROXIES ARE VOTED
          NFA has delegated to RiskMetrics Group ISS Governance Services (“RiskMetrics”), an independent service provider, the administration of proxy voting for Client portfolio securities directly managed by NFA, subject to oversight by NFA’s “Proxy Voting Committee.” Risk Metrics, a Delaware corporation, provides proxy-voting services to many asset managers on a global basis. The NFA Proxy Voting Committee has reviewed, and will continue to review annually, the relationship with Risk Metrics and the quality and effectiveness of the various services provided by Risk Metrics.
          Specifically, Risk Metrics assists NFA in the proxy voting and corporate governance oversight process by developing and updating the “Risk Metrics Proxy Voting Guidelines,” which are incorporated into the Proxy Voting Guidelines, and by providing research and analysis, recommendations regarding votes, operational implementation, and recordkeeping and reporting services. NFA’s decision to retain Risk Metrics is based principally on the view that the services that Risk Metrics provides, subject to oversight by NFA, generally will result in proxy voting decisions which serve the best economic interests of Clients. NFA has reviewed, analyzed, and determined that the Risk Metrics Proxy Voting Guidelines are consistent with the views of NFA on the various types of proxy proposals. When the Risk Metrics Proxy Voting Guidelines do not cover a specific proxy issue and Risk Metrics does not provide a recommendation: (i) Risk Metrics will notify NFA; and (ii) NFA will use its best judgment in voting proxies on behalf of the Clients. A summary of the Risk Metrics Proxy Voting Guidelines is set forth below.

B-1

CONFLICTS OF INTEREST
          NFA does not engage in investment banking, administration or management of corporate retirement plans, or any other activity that is likely to create a potential conflict of interest. In addition, because Client proxies are voted by Risk Metrics pursuant to the pre-determined Risk Metrics Proxy Voting Guidelines, NFA generally does not make an actual determination of how to vote a particular proxy, and, therefore, proxies voted on behalf of Clients do not reflect any conflict of interest. Nevertheless, the Proxy Voting Guidelines address the possibility of such a conflict of interest arising.
          The Proxy Voting Guidelines provide that, if a proxy proposal were to create a conflict of interest between the interests of a Client and those of NFA (or between a Client and those of any of NFA’s affiliates, including Nationwide Fund Distributors LLC and Nationwide), then the proxy should be voted strictly in conformity with the recommendation of Risk Metrics. To monitor compliance with this policy, any proposed or actual deviation from a recommendation of Risk Metrics must be reported by the NFA Proxy Voting Committee to the chief counsel for NFA. The chief counsel for NFA then will provide guidance concerning the proposed deviation and whether a deviation presents any potential conflict of interest. If NFA then casts a proxy vote that deviates from a Risk Metrics recommendation, the affected Client (or other appropriate Client authority) will be given a report of this deviation.
CIRCUMSTANCES UNDER WHICH PROXIES WILL NOT BE VOTED
          NFA, through Risk Metrics, shall attempt to process every vote for all domestic and foreign proxies that they receive; however, there may be cases in which NFA will not process a proxy because it is impractical or too expensive to do so. For example, NFA will not process a proxy in connection with a foreign security if the cost of voting a foreign proxy outweighs the benefit of voting the foreign proxy, when NFA has not been given enough time to process the vote, or when a sell order for the foreign security is outstanding and proxy voting would impede the sale of the foreign security. Also, NFA generally will not seek to recall the securities on loan for the purpose of voting the securities — except, in regard to a sub-advised Fund, for those proxy votes that a sub-adviser (retained to manage the sub-advised Fund and overseen by NFA) has determined could materially affect the security on loan. The Firm will seek to have the appropriate Sub-adviser(s) vote those proxies relating to securities on loan that are held by a Sub-advised Nationwide Fund that the Sub-adviser(s) has determined could materially affect the security on loan.
DELEGATION OF PROXY VOTING TO SUB-ADVISERS TO FUNDS
          For any Fund, or portion of a Fund that is directly managed by a sub-adviser, the Trustees of the Fund and NFA have delegated proxy voting authority to that sub-adviser. Each sub-adviser has provided its proxy voting policies to the Board of Trustees of the Fund and NFA for their respective review and these proxy voting policies are described below. Each sub-adviser is required (1) to represent quarterly to NFA that all proxies of the Fund(s) advised by the sub-adviser were voted in accordance with the sub-adviser’s proxy voting policies as provided to NFA and (2) to confirm that there have been no material changes to the sub-adviser’s proxy voting policies.
2009 RMG PROXY VOTING GUIDELINES SUMMARY
The following is a concise summary of the proxy voting policy guidelines for 2009.
Auditors
Vote CASE-BY-CASE on shareholder proposals on auditor rotation, taking into account these factors:
•	Tenure of the audit firm

•	Establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price

•	Length of the rotation specified in the proposal

B-2

•	Significant audit-related issues

•	Number of audit committee meetings held each year

•	Number of financial experts serving on the committee
Voting on Director Nominees in Uncontested Elections
Vote on director nominees should be determined on a CASE-BY-CASE basis.
Vote AGAINST or WITHHOLD from individual directors who:
•	Attend less than 75 percent of the board and committee meetings without a valid excuse, such as illness, service to the nation, work on behalf of the company, or funeral obligations. If the company provides meaningful public or private disclosure explaining the director’s absences, evaluate the information on a CASE-BY-CASE basis taking into account the following factors:
▪	Degree to which absences were due to an unavoidable conflict;

▪	Pattern of absenteeism; and

▪	Other extraordinary circumstances underlying the director’s absence;
•	Sit on more than six public company boards;

•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own— withhold only at their outside boards.
Vote AGAINST or WITHHOLD from all nominees of the board of directors, (except from new nominees, who should be considered on a CASE-BY-CASE basis) if:
•	The company’s proxy indicates that not all directors attended 75% of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, vote against/withhold from all incumbent directors;

•	The company’s poison pill has a dead-hand or modified dead-hand feature. Vote against/withhold every year until this feature is removed;

•	The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;

•	The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

•	The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

•	The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

•	At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote;

•	In general, companies with a plurality vote standard use “Withhold” as the valid contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

•	The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election- any or all appropriate nominees (except new) may be held accountable;

•	The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total

B-3

shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only).
Classification/Declassification of the Board
Vote AGAINST proposals to classify the board.
Vote FOR proposals to repeal classified boards and to elect all directors annually.
Independent Chair (Separate Chair/CEO)
Generally vote FOR shareholder proposals requiring that the chairman’s position be filled by an independent director, unless the company satisfies all of the following criteria:
The company maintains the following counterbalancing governance structure:
•	Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:
▪	presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;

▪	serves as liaison between the chairman and the independent directors;

▪	approves information sent to the board;

▪	approves meeting agendas for the board;

▪	approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;

▪	has the authority to call meetings of the independent directors;

▪	if requested by major shareholders, ensures that he is available for consultation and direct communication;
•	Two-thirds independent board;

•	All independent key committees;

•	Established governance guidelines;

•	A company in the Russell 3000 universe must not have exhibited sustained poor total shareholder return (TSR) performance, defined as one- and three-year TSR in the bottom half of the company’s four-digit GICS industry group (using Russell 3000 companies only), unless there has been a change in the Chairman/CEO position within that time. For companies not in the Russell 3000 universe, the company must not have underperformed both its peers and index on the basis of both one-year and three-year total shareholder returns, unless there has been a change in the Chairman/CEO position within that time;

•	The company does not have any problematic governance or management issues, examples of which include, but are not limited to:
▪	Egregious compensation practices;

▪	Multiple related-party transactions or other issues putting director independence at risk;

▪	Corporate and/or management scandals;

▪	Excessive problematic corporate governance provisions; or

▪	Flagrant actions by management or the board with potential or realized negative impacts on shareholders.
Majority of Independent Directors/Establishment of Committees

B-4

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by RMG’s definition of independent outsider.
Open Access (shareholder resolution)
Vote CASE-BY-CASE basis, taking into account the ownership threshold proposed in the resolution and the proponent’s rationale.
Shareholder Ability to Act by Written Consent
Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
Vote FOR proposals to allow or make easier shareholder action by written consent.
Shareholder Ability to Call Special Meetings
Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.
Cumulative Voting
Generally vote AGAINST proposals to eliminate cumulative voting.
Generally vote FOR proposals to restore or provide for cumulative voting unless:
•	The company has proxy access or a similar structure2 to allow shareholders to nominate directors to the company’s ballot; and

•	The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.
Vote FOR proposals for cumulative voting at controlled companies (insider voting power > 50%).
Majority Vote Shareholder Proposals
Generally vote FOR precatory and binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carveout for a plurality vote standard when there are more nominees than board seats.
Companies are strongly encouraged to also adopt a post-election policy (also know as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.
Confidential Voting
Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election. In proxy contests, support confidential voting proposals only if dissidents agree to the same policy that applies to management.
Vote FOR management proposals to adopt confidential voting.
Voting for Director Nominees in Contested Elections
Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management’s track record, qualifications of director nominees (both slates), background to the proxy contest, stock ownership positions, likelihood that the proposed goals and objectives can be achieved and an evaluation of what each side is offering shareholders.
Reimbursing Proxy Solicitation Expenses

B-5

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.
Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:
•	The election of fewer than 50% of the directors to be elected is contested in the election;

•	One or more of the dissident’s candidates is elected;

•	Shareholders are not permitted to cumulate their votes for directors; and

•	The election occurred, and the expenses were incurred, after the adoption of this bylaw.
Poison Pills
Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:
•	Shareholders have approved the adoption of the plan; or

•	The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.
Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within 12 months would be considered sufficient.
Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:
•	No lower than a 20% trigger, flip-in or flip-over;

•	A term of no more than three years;

•	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

•	Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.
In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.
For management proposals to adopt a poison pill for the stated purpose of preserving a company’s net operating losses (“NOL pills”), the following factors should be considered:
•	the trigger (NOL pills generally have a trigger slightly below 5%);

•	the value of the NOLs;

•	the term;

•	shareholder protection mechanisms (sunset provision, causing expiration of the pill upon exhaustion or expiration of NOLs); and

•	other factors that may be applicable.
In addition, vote WITHHOLD/AGAINST the entire board of directors, (except new nominees, who should be considered on a CASE-by-CASE basis) if the board adopts or renews a poison pill without shareholder

B-6

approval, does not commit to putting it to a shareholder vote within 12 months of adoption (or in the case of a newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold recommendation for this issue.
Mergers and Corporate Restructurings
Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the valuation, market reaction, conflicts of interest, governance, strategic rationale, and the negotiations and process.
Reincorporation Proposals
Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, comparative economic benefit, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.
Common Stock Authorization
Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance.
Take into account company-specific factors which include, at a minimum, the following:
•	Specific reasons/ rationale for the proposed increase;

•	The dilutive impact of the request as determined through an allowable cap generated by RiskMetrics’ quantitative model;

•	The board’s governance structure and practices; and

•	Risks to shareholders of not approving the request.
Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.
Dual-class Stock
Vote AGAINST proposals to create a new class of common stock with superior voting rights.
Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.
Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:
•	It is intended for financing purposes with minimal or no dilution to current shareholders;
•	It is not designed to preserve the voting power of an insider or significant shareholder.
Equity Compensation Plans
Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:
•	The total cost of the company’s equity plans is unreasonable;

•	The plan expressly permits the repricing of stock options/stock appreciate rights (SARs) without prior shareholder approval;

•	The CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company’s performance where over 50 percent of the year-over-year increase is attributed to equity awards;

•	The company’s three year burn rate exceeds the greater of 2% and the mean plus one standard deviation of its industry group;

B-7

•	The plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur (e.g., upon shareholder approval of a transaction or the announcement of a tender offer); or

•	The plan is a vehicle for poor pay practices.
Each of these factors is described below:
Cost of Equity Plans
Generally, vote AGAINST equity plans if the cost is unreasonable. For non-employee director plans, vote FOR the plan if certain factors are met (see Director Compensation section).
The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders’ equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised.
All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full value awards), the assumption is made that all awards to be granted will be the most expensive types. See discussion of specific types of awards.
The Shareholder Value Transfer is reasonable if it falls below the company-specific allowable cap. The allowable cap is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers’ historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company’s allowable cap.
Director Compensation
Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap.
On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans will exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board’s compensation are met and disclosed in the proxy statement:
•	Director stock ownership guidelines with a minimum of three times the annual cash retainer.

•	Vesting schedule or mandatory holding/deferral period:
▪	A minimum vesting of three years for stock options or restricted stock; or

▪	Deferred stock payable at the end of a three-year deferral period.
•	Mix between cash and equity:
▪	A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or

▪	If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.
•	No retirement/benefits and perquisites provided to non-employee directors; and

•	Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.
Option Exchange Programs/Repricing Options
Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options taking into consideration:

B-8

•	Historic trading patterns—the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;

•	Rationale for the re-pricing—was the stock price decline beyond management’s control?

•	Is this a value-for-value exchange?

•	Are surrendered stock options added back to the plan reserve?

•	Option vesting—does the new option vest immediately or is there a black-out period?

•	Term of the option—the term should remain the same as that of the replaced option;

•	Exercise price—should be set at fair market or a premium to market;

•	Participants—executive officers and directors should be excluded.
If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s total cost of equity plans and its three-year average burn rate.
In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements.
Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price. Vote FOR shareholder proposals to put option repricings to a shareholder vote.
Employee Stock Purchase Plans— Qualified Plans
Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:
•	Purchase price is at least 85 percent of fair market value;

•	Offering period is 27 months or less; and

•	The number of shares allocated to the plan is ten percent or less of the outstanding shares.
Vote AGAINST qualified employee stock purchase plans where any of the following apply:
•	Purchase price is less than 85 percent of fair market value; or

•	Offering period is greater than 27 months; or

•	The number of shares allocated to the plan is more than ten percent of the outstanding shares.
Employee Stock Purchase Plans— Non-Qualified Plans
Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:
•	Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

•	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

•	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;

•	No discount on the stock price on the date of purchase since there is a company matching contribution.
Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee’s contribution, evaluate the cost of the plan against its allowable cap.

B-9

Shareholder Proposals on Compensation
Generally vote CASE-BY-CASE, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook. But generally vote FOR shareholder proposals that:
•	Advocate the use of performance-based equity awards like indexed, premium-priced, and performance-vested options or performance-based shares, unless the proposal is overly restrictive or the company already substantially uses such awards.
Supplemental Executive Retirement Plans (SERPs)
Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.
Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary and excluding of all incentive or bonus pay from the plan’s definition of covered compensation used to establish such benefits.
Social and Environmental Issues
Overall Approach
When evaluating social and environmental shareholder proposals, RMG considers the following factors:
•	Whether adoption of the proposal is likely to enhance or protect shareholder value;

•	Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business as measured by sales, assets, and earnings;

•	The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;

•	Whether the issues presented are more appropriately/effectively dealt with through governmental or company-specific action;

•	Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

•	Whether the company’s analysis and voting recommendation to shareholders are persuasive;

•	What other companies have done in response to the issue addressed in the proposal;

•	Whether the proposal itself is well framed and the cost of preparing the report is reasonable;

•	Whether implementation of the proposal’s request would achieve the proposal’s objectives;

•	Whether the subject of the proposal is best left to the discretion of the board;

•	Whether the requested information is available to shareholders either from the company or from a publicly available source; and

•	Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.
Generally vote AGAINST proposals asking suppliers, genetic research companies, restaurants and food retail companies to voluntarily label genetically engineered (GE) ingredients in their products and/or eliminate GE ingredients. The cost of labeling and/or phasing out the use of GE ingredients may not be commensurate with the benefits to shareholders and is an issue better left to regulators.
Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would result in excessive costs for the company.
Vote CASE-BY-CASE on resolutions requesting that companies report on safety and/or security risks associated with their operations and/or facilities, considering:
•	The company’s compliance with applicable regulations and guidelines;

•	The company’s current level of disclosure regarding its security and safety policies, procedures, and compliance monitoring; and,

B-10

The existence of recent, significant violations, fines, or controversy regarding the safety and security of the company’s operations and/or facilities.

B-11

APPENDIX C
PORTFOLIO MANAGERS
Information as of December 31, 2009
INVESTMENTS IN EACH FUND

Name of Portfolio		Dollar Range of Investments in
Manager	Fund Name	Each Fund[1]
Nationwide Fund Advisors
Thomas R. Hickey, Jr.	NVIT Cardinal Aggressive Fund	None
	NVIT Cardinal Moderately Aggressive Fund	None
	NVIT Cardinal Capital Appreciation Fund	$50,001-$100,000
	NVIT Cardinal Moderate Fund	None
	NVIT Cardinal Balanced Fund	None
	NVIT Cardinal Moderately Conservative Fund	None
	NVIT Cardinal Conservative Fund	None
	NVIT Investor Destinations Aggressive Fund	None
	NVIT Investor Destinations Moderately Aggressive Fund	None
	NVIT Investor Destinations Capital Appreciation Fund	None
	NVIT Investor Destinations Moderate Fund	None
	NVIT Investor Destinations Balanced Fund	None
	NVIT Investor Destinations Moderately Conservative Fund	None
	NVIT Investor Destinations Conservative Fund	None

[1]	This column reflects investments in a variable insurance contract, owned directly by a portfolio manager or beneficially owned by a portfolio manager (as determined pursuant to Rule 16a-1(a)(2) under the Securities Exchange Act of 1934), that has been allocated to subaccounts that have purchased shares of the Funds. A portfolio manager is presumed to be the beneficial owner of subaccount securities that are held by his or her immediate family members that share the same household as the portfolio manager.
DESCRIPTION OF COMPENSATION STRUCTURE
Nationwide Fund Advisors (“NFA”):
NFA uses a compensation structure that is designed to attract and retain high-caliber investment professionals. Portfolio managers are compensated based primarily on the scale and complexity of all of their NFA responsibilities, including but not limited to portfolio responsibilities. Portfolio manager compensation is reviewed annually and may be modified at any time as appropriate to adjust the factors used to determine bonuses or other compensation components.
Each portfolio manager is paid a base salary that NFA believes is industry competitive in light of the portfolio manager’s experience and responsibility. In addition, each portfolio manager is eligible to receive an annual cash bonus that is derived from both quantitative and non-quantitative factors. Quantitative factors include the financial performance of NFA or its parent company. Fund performance is not a specific factor in determining a portfolio manager’s compensation. Also significant in annual compensation determinations are subjective factors as identified by NFA’s Chief Investment Officer or such other managers as may be appropriate. The compensation of portfolio managers with other job responsibilities (such as managerial, providing analytical support for other accounts, etc.) will include

C-1

consideration of the scope of such responsibilities and the managers’ performance in meeting them. Annual bonuses may vary significantly from one year to the next based on all of these factors. High performing portfolio managers may receive annual bonuses that constitute a substantial portion of their respective total compensation.
Portfolio managers also are eligible to participate in a non-qualified deferred compensation plan sponsored by Nationwide Mutual Life Insurance Company, NFA’s ultimate parent company. Such plan affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation. Portfolio managers also may participate in benefit plans and programs available generally to all NFA employees.
OTHER MANAGED ACCOUNTS
(As of December 31, 2009)
The following chart summarizes information regarding accounts other than the Funds for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into the following three categories: (1) mutual funds; (2) other pooled investment vehicles; and (3) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is provided separately.

Number of Accounts Managed by Each Portfolio Manager
Name of Portfolio Manager	and Total Assets by Category
Nationwide Fund Advisors
Thomas R. Hickey, Jr.	Mutual Funds: 29 accounts, $13.5 billion total assets Other Pooled Investment Vehicles: 0 accounts, $0 total assets Other Accounts: 0 accounts, $0 total assets
POTENTIAL CONFLICTS OF INTEREST
Nationwide Fund Advisors (“NFA”):
          It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of the Funds on the one hand, and other accounts or activities for which the portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he advises or activities in which he participates. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts or products, a portfolio manager may take action with respect to another account or product that differs from the action taken with respect to the Fund. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his discretion in a manner that he believes is equitable to all interested persons. The Trust has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

C-2

APPENDIX D
5% SHAREHOLDERS

		Percentage of the class
	Number of Shares	Held by the
Name and Address of Shareholder	Beneficially Owned	Shareholder
NVIT CARDINAL AGGRESSIVE FUND CLASS I

NATIONWIDE LIFE & ANNUITY INSURANCE CO	90,877.30	30.44%
NWVL-G C/O IPO PORTFOLIO ACCOUNTING PO BOX 18229 COLUMBUS, OH 43218

NATIONWIDE LIFE INSURANCE COMPANY	90,067.20	30.17%
NWVLI7 C/O IPO PORTFOLIO ACCOUNTING PO BOX 18229 COLUMBUS, OH 43218

NATIONWIDE LIFE INSURANCE COMPANY	64,919.70	21.74%
PO BOX 18229 COLUMBUS, OH 43218

NATIONWIDE LIFE INSURANCE COMPANY	40,598.61	13.60%
PMLIC-VLI PO BOX 18229 COLUMBUS, OH 43218

NVIT CARDINAL AGGRESSIVE FUND CLASS II

NATIONWIDE LIFE INSURANCE COMPANY	1,255,832.39	84.25%
NWVAII PO BOX 18229 COLUMBUS, OH 43218

NATIONWIDE LIFE INSURANCE COMPANY	231,070.47	15.50%
PO BOX 18229 COLUMBUS, OH 43218

NVIT CARDINAL MODERATELY AGGRESSIVE FUND CLASS I

NATIONWIDE LIFE INSURANCE COMPANY	969,296.96	53.79%
NWVLI7 C/O IPO PORTFOLIO ACCOUNTING PO BOX 18229 COLUMBUS, OH 43218

D-1

		Percentage of the class
	Number of Shares	Held by the
Name and Address of Shareholder	Beneficially Owned	Shareholder
NATIONWIDE LIFE & ANNUITY INSURANCE CO	371,624.31	20.62%
NWVL-G C/O IPO PORTFOLIO ACCOUNTING PO BOX 18229 COLUMBUS, OH 43218

NATIONWIDE LIFE INSURANCE COMPANY	353,380.92	19.61%
PO BOX 18229 COLUMBUS, OH 43218

NVIT CARDINAL MODERATELY AGGRESSIVE FUND CLASS II

NATIONWIDE LIFE INSURANCE COMPANY	20,751,439.40	96.95%
NWVAII PO BOX 18229 COLUMBUS, OH 43218

NVIT CARDINAL CAPITAL APPRECIATION FUND CLASS I

NATIONWIDE LIFE INSURANCE COMPANY	224,096.65	37.72%
PO BOX 18229 COLUMBUS, OH 43218

NATIONWIDE LIFE INSURANCE COMPANY	168,340.69	28.33%
NWVLI7 C/O IPO PORTFOLIO ACCOUNTING PO BOX 18229 COLUMBUS, OH 43218

NATIONWIDE LIFE & ANNUITY INSURANCE CO	136,634.45	23.00%
NWVL-G C/O IPO PORTFOLIO ACCOUNTING PO BOX 18229 COLUMBUS, OH 43218

NATIONWIDE LIFE INSURANCE COMPANY	32,758.21	5.51%
PO BOX 18229 COLUMBUS, OH 43218

NATIONWIDE LIFE INSURANCE COMPANY	32,327.49	5.44%
PMLIC-VLI PO BOX 18229 COLUMBUS, OH 43218

NVIT CARDINAL CAPITAL APPRECIATION FUND CLASS II

D-2

		Percentage of the class
	Number of Shares	Held by the
Name and Address of Shareholder	Beneficially Owned	Shareholder
NATIONWIDE LIFE INSURANCE COMPANY	70,137,232.09	99.28%
NWVAII PO BOX 18229 COLUMBUS, OH 43218

NVIT CARDINAL MODERATE FUND CLASS I

NATIONWIDE LIFE INSURANCE COMPANY	386,146.54	37.75%
NWVLI7 C/O IPO PORTFOLIO ACCOUNTING PO BOX 18229 COLUMBUS, OH 43218

NATIONWIDE LIFE INSURANCE COMPANY	263,934.55	25.80%
PO BOX 18229 COLUMBUS, OH 43218

NATIONWIDE LIFE & ANNUITY INSURANCE CO	221,306.98	21.64%
NWVL-G C/O IPO PORTFOLIO ACCOUNTING PO BOX 18229 COLUMBUS, OH 43218

NATIONWIDE LIFE INSURANCE COMPANY	95,827.03	9.37%
PO BOX 18229 COLUMBUS, OH 43218

NVIT CARDINAL MODERATE FUND CLASS II

NATIONWIDE LIFE INSURANCE COMPANY	65,001,089.04	97.17%
NWVAII PO BOX 18229 COLUMBUS, OH 43218

NVIT CARDINAL BALANCED FUND CLASS I

NATIONWIDE LIFE & ANNUITY INSURANCE CO	129,933.86	37.41%
NWVL-G C/O IPO PORTFOLIO ACCOUNTING PO BOX 18229 COLUMBUS, OH 43218

NATIONWIDE LIFE INSURANCE COMPANY	80,524.16	23.19%
NWVLI7 C/O IPO PORTFOLIO ACCOUNTING PO BOX 18229 COLUMBUS, OH 43218

D-3

		Percentage of the class
	Number of Shares	Held by the
Name and Address of Shareholder	Beneficially Owned	Shareholder
NATIONWIDE LIFE INSURANCE COMPANY	74,484.99	21.45%
PO BOX 18229 COLUMBUS, OH 43218

NATIONWIDE LIFE AND ANNUITY INSURANCE CO	30,834.53	8.88%
PLACA-VLI PO BOX 18229 COLUMBUS, OH 43218

NATIONWIDE LIFE INSURANCE COMPANY	30,683.42	8.84%
PO BOX 18229 COLUMBUS, OH 43218

NVIT CARDINAL BALANCED FUND CLASS II

NATIONWIDE LIFE INSURANCE COMPANY	49,952,748.31	98.38%
NWVAII PO BOX 18229 COLUMBUS, OH 43218

NVIT CARDINAL MODERATELY CONSERVATIVE FUND CLASS I

NATIONWIDE LIFE INSURANCE COMPANY	77,830.65	35.28%
PO BOX 18229 COLUMBUS, OH 43218

NATIONWIDE LIFE INSURANCE COMPANY	48,078.33	21.80%
PO BOX 18229 COLUMBUS, OH 43218

NATIONWIDE LIFE & ANNUITY INSURANCE CO	46,156.88	20.93%
NWVL-G C/O IPO PORTFOLIO ACCOUNTING PO BOX 18229 COLUMBUS, OH 43218

NATIONWIDE LIFE INSURANCE COMPANY	40,661.05	18.43%
NWVLI7 C/O IPO PORTFOLIO ACCOUNTING PO BOX 18229 COLUMBUS, OH 43218

NVIT CARDINAL MODERATELY CONSERVATIVE FUND CLASS II

NATIONWIDE LIFE INSURANCE COMPANY	21,335,322.69	95.72%
NWVAII PO BOX 18229 COLUMBUS, OH 43218

D-4

		Percentage of the class
	Number of Shares	Held by the
Name and Address of Shareholder	Beneficially Owned	Shareholder
NVIT CARDINAL CONSERVATIVE FUND CLASS I

NATIONWIDE LIFE INSURANCE COMPANY	118,752.59	70.62%
PO BOX 18229 COLUMBUS, OH 43218

NATIONWIDE LIFE INSURANCE COMPANY	18,193.20	10.82%
PO BOX 18229 COLUMBUS, OH 43218

NATIONWIDE LIFE & ANNUITY INSURANCE CO	15,688.84	9.33%
NWVL-G C/O IPO PORTFOLIO ACCOUNTING PO BOX 18229 COLUMBUS, OH 43218

NATIONWIDE LIFE INSURANCE COMPANY	14,286.46	8.50%
NWVLI7 C/O IPO PORTFOLIO ACCOUNTING PO BOX 18229 COLUMBUS, OH 43218

NVIT CARDINAL CONSERVATIVE FUND CLASS II

NATIONWIDE LIFE INSURANCE COMPANY	22,667,065.84	97.61%
NWVAII PO BOX 18229 COLUMBUS, OH 43218

NVIT INVESTOR DESTINATIONS AGGRESSIVE FUND CLASS II

NATIONWIDE LIFE INSURANCE COMPANY	43,344,983.37	75.89%
NWVAII PO BOX 18229 COLUMBUS, OH 43218

NATIONWIDE LIFE INSURANCE COMPANY	6,098,607.45	10.68%
NWVA9 PO BOX 18229 COLUMBUS, OH 43218

NATIONWIDE LIFE INSURANCE COMPANY	3,470,075.66	6.08%
NWVLI4 PO BOX 18229 COLUMBUS, OH 43218

D-5

		Percentage of the class
	Number of Shares	Held by the
Name and Address of Shareholder	Beneficially Owned	Shareholder
NVIT INVESTOR DESTINATIONS AGGRESSIVE FUND CLASS VI

NATIONWIDE LIFE INSURANCE COMPANY	903,084.81	94.68%
NWVA4 PO BOX 18229 COLUMBUS, OH 43218

NATIONWIDE LIFE INSURANCE COMPANY	50,734.59	5.32%
NWVLI6 PO BOX 18229 COLUMBUS, OH 43218

NVIT INVESTOR DESTINATIONS MODERATELY AGGRESSIVE FUND CLASS II

NATIONWIDE LIFE INSURANCE COMPANY	149,973,260.18	78.40%
NWVAII PO BOX 18229 COLUMBUS, OH 43218

NATIONWIDE LIFE INSURANCE COMPANY	15,674,053.85	8.19%
NWVA9 PO BOX 18229 COLUMBUS, OH 43218

NVIT INVESTOR DESTINATIONS MODERATELY AGGRESSIVE FUND CLASS VI

NATIONWIDE LIFE INSURANCE COMPANY	1,126,841.70	94.49%
NWVA4 PO BOX 18229 COLUMBUS, OH 43218

NATIONWIDE LIFE INSURANCE COMPANY	65,690.11	5.51%
NWVLI6 PO BOX 18229 COLUMBUS, OH 43218

NVIT INVESTOR DESTINATIONS CAPITAL APPRECIATION FUND CLASS II

NATIONWIDE LIFE INSURANCE COMPANY	12,617,666.25	98.07%
NWVAII PO BOX 18229 COLUMBUS, OH 43218

NVIT INVESTOR DESTINATIONS MODERATE FUND CLASS II

NATIONWIDE LIFE INSURANCE COMPANY	222,782,963.74	78.68%
NWVAII PO BOX 18229 COLUMBUS, OH 43218

D-6

		Percentage of the class
	Number of Shares	Held by the
Name and Address of Shareholder	Beneficially Owned	Shareholder
NATIONWIDE LIFE INSURANCE COMPANY	31,153,707.42	11.00%
NWVA9 PO BOX 18229 COLUMBUS, OH 43218

NVIT INVESTOR DESTINATIONS MODERATE FUND CLASS VI

NATIONWIDE LIFE INSURANCE COMPANY	2,297,717.65	97.88%
NWVA4 PO BOX 18229 COLUMBUS, OH 43218

NVIT INVESTOR DESTINATIONS BALANCED FUND CLASS II

NATIONWIDE LIFE INSURANCE COMPANY	7,162,922.42	95.28%
NWVAII PO BOX 18229 COLUMBUS, OH 43218

NVIT INVESTOR DESTINATIONS MODERATELY CONSERVATIVE FUND CLASS II

NATIONWIDE LIFE INSURANCE COMPANY	62,713,764.17	79.28%
NWVAII PO BOX 18229 COLUMBUS, OH 43218

NATIONWIDE LIFE INSURANCE COMPANY	9,841,164.65	12.44%
NWVA9 PO BOX 18229 COLUMBUS, OH 43218

NVIT INVESTOR DESTINATIONS MODERATELY CONSERVATIVE FUND CLASS VI

NATIONWIDE LIFE INSURANCE COMPANY	1,357,985.61	99.69%
NWVA4 PO BOX 18229 COLUMBUS, OH 43218

NVIT INVESTOR DESTINATIONS CONSERVATIVE FUND CLASS II

NATIONWIDE LIFE INSURANCE COMPANY	30,411,032.34	74.64%
NWVAII PO BOX 18229 COLUMBUS, OH 43218

D-7

		Percentage of the class
	Number of Shares	Held by the
Name and Address of Shareholder	Beneficially Owned	Shareholder
NATIONWIDE LIFE INSURANCE COMPANY	6,276,334.00	15.40%
NWVA9 PO BOX 18229 COLUMBUS, OH 43218 NVIT GLOBAL FINANCIAL SERVICES FD CL II

NVIT INVESTOR DESTINATIONS CONSERVATIVE FUND CLASS VI

NATIONWIDE LIFE INSURANCE COMPANY	1,592,588.94	98.90%
NWVA4 PO BOX 18229 COLUMBUS, OH 43218

D-8

PART C

OTHER INFORMATION
ITEM 28. EXHIBITS
(a)	Second Amended and Restated Agreement and Declaration of Trust, amended and restated as of June 17, 2009, (the “Amended Declaration”), of Registrant, Nationwide Variable Insurance Trust, a Delaware Statutory Trust (the “Trust” or “NVIT”), previously filed as Exhibit EX-23.a with the Trust’s registration statement on August 26, 2009, is hereby incorporated by reference.

(b)	Second Amended and Restated Bylaws, amended and restated as of June 17, 2009 (the “Amended Bylaws”), of the Trust, previously filed as Exhibit EX-23.b with the Trust’s registration statement on August 26, 2009, is hereby incorporated by reference.

(c)	Certificates for shares are not issued. Articles III, V and VI of the Amended Declaration and Article II and Article VII of the Amended Bylaws incorporated by reference to Exhibit (a) and (b), respectively, hereto, define the rights of holders of shares.

(d)	Investment Advisory Agreement
(1)	Investment Advisory Agreement among the Trust and Nationwide Fund Advisors (“NFA”) dated May 1, 2007, previously filed with the Trust’s registration statement on April 30, 2007, is hereby incorporated by reference.
(a)	Form of Exhibit A, effective May 1, 2007, as amended May 1, 2010, to the Investment Advisory Agreement among the Trust and NFA, is filed herewith as Exhibit EX-28.d.1.a.
(2)	Subadvisory Agreements
(a)	Subadvisory Agreement among the Trust, NFA and Gartmore Global Partners for the NVIT Multi-Manager Small Company Fund, Gartmore NVIT Worldwide Leaders Fund and Gartmore NVIT International Equity Fund, which are series of the Trust, dated May 1, 2007, previously filed with the Trust’s registration statement on April 30, 2007, is hereby incorporated by reference.
(i)	Exhibit A, effective May 1, 2007, amended May 1, 2009, to the Subadvisory Agreement among the Trust, NFA and Gartmore Global Partners, pertaining to certain series of the Trust previously filed as Exhibit EX-23.d.2.a.i with the Trust’s registration statement on June 23, 2009, is hereby incorporated by reference.
(b)	Amended and Restated Subadvisory Agreement among the Trust, NFA and Federated Investment Management Company for the Federated NVIT High Income Bond Fund and NVIT Money Market Fund, which are series of the Trust, dated May 1, 2007, as amended April 2, 2009, previously filed as Exhibit 23.d.2.d with the Trust’s registration statement on April 24, 2009, is hereby incorporated by reference.
(i)	Form of Exhibit A, effective December ___, 2009, to the Subadvisory Agreement among the Trust, NFA and Federated Investment Management Company, is filed herewith as Exhibit EX-28.d.2.b.i.

(c)	Form of Amended and Restated Subadvisory Agreement among the Trust, NFA and Morgan Stanley Investment Management, Inc. (an assignee of Morgan Stanley Investments LP, formerly Miller Anderson & Sherrerd, LP) for the NVIT Multi-Manager Small Company Fund and NVIT Real Estate Fund, which are series of the Trust, effective May 1, 2007, as amended March ___, 2010, is filed herewith as Exhibit EX-28.d.2.c.

(d)	Subadvisory Agreement among the Trust, NFA and J.P. Morgan Investment Management, Inc. for the NVIT Multi-Manager Small Cap Value Fund and NVIT Multi-Manager International Value Fund, which are series of the Trust, dated May 1, 2007, previously filed with the Trust’s registration statement on April 14, 2008, is hereby incorporated by reference.

(e)	Subadvisory Agreement among the Trust, NFA and Waddell & Reed Investment Management Company for the NVIT Multi-Manager Small Cap Growth Fund and NVIT Multi-Manager Small Company Fund, which are series of the Trust, dated May 1, 2007, previously filed with the Trust’s registration statement on April 30, 2007, is hereby incorporated by reference.

(f)	Subadvisory Agreement among the Trust, NFA and Epoch Investment Partners, Inc. for the NVIT Multi-Manager Small Cap Value Fund, a series of the Trust, dated May 1, 2007, previously filed with the Trust’s registration statement on April 30, 2007, is hereby incorporated by reference.

(g)	Subadvisory Agreement among the Trust, NFA and BlackRock Investment Management, LLC for the NVIT S&P 500 Index Fund, NVIT Small Cap Index Fund, NVIT Mid Cap Index Fund, NVIT International Index Fund and NVIT Bond Index Fund, which are series of the Trust, dated May 1, 2007, previously filed with the Trust’s registration statement on April 30, 2007, is hereby incorporated by reference.

(h)	Subadvisory Agreement among the Trust, NFA and Morley Capital Management, Inc. for the NVIT Enhanced Income Fund, a series of the Trust, dated September 1, 2007, previously filed with the Trust’s registration statement on April 14, 2008, is hereby incorporated by reference.

(i)	Subadvisory Agreement among the Trust, NFA and AllianceBernstein L.P. for the NVIT Multi-Manager International Value Fund and AllianceBernstein NVIT Global Fixed Income Fund, which are series of the Trust, dated November 14, 2007, previously filed with the Trust’s registration statement on February 8, 2008, is hereby incorporated by reference.
(i)	Exhibit A, effective November 14, 2007, amended March 24, 2009, to the Subadvisory Agreement among the Trust, NFA and Alliance Bernstein L.P., pertaining to certain series of the Trust, previously filed as Exhibit 23.d.2.l.i with the Trust’s registration statement on April 24, 2009, is hereby incorporated by reference.
(j)	Subadvisory Agreement among the Trust, NFA and Putnam Investment Management, LLC for the NVIT Multi-Manager Small Company Fund, a series of the Trust, dated November 9, 2007, previously filed with the Trust’s registration statement on February 8, 2008, is hereby incorporated by reference.

(k)	Subadvisory Agreement among the Trust, NFA and Goldman Sachs Asset Management, L.P. for the NVIT Multi-Manager Large Cap Growth Fund and

NVIT Multi-Manager Large Cap Value Fund, which are series of the Trust, dated March 24, 2008, previously filed with the Trust’s registration statement on March 27, 2008, is hereby incorporated by reference.

(l)	Subadvisory Agreement among the Trust, NFA and Neuberger Berman Management LLC for the NVIT Multi-Manager Small Company Fund, NVIT Multi-Manager Large Cap Growth Fund, NVIT Multi-Manager Mid Cap Growth Fund, Neuberger Berman NVIT Multi Cap Opportunities Fund and Neuberger Berman NVIT Socially Responsible Fund, which are series of the Trust, dated May 4, 2009, previously filed as Exhibit EX-23.d.2.o with the Trust’s registration statement on June 23, 2009, is hereby incorporated by reference.

(m)	Subadvisory Agreement among the Trust, NFA and Neuberger Berman Fixed Income LLC for the NVIT Core Plus Bond Fund, a series of the Trust, dated May 4, 2009, previously filed as Exhibit EX-23.d.2.p with the Trust’s registration statement on June 23, 2009, is hereby incorporated by reference.

(n)	Subadvisory Agreement among the Trust, NFA and Wells Capital Management, Inc. for the NVIT Multi-Manager Large Cap Growth Fund, a series of the Trust, dated March 24, 2008, previously filed with the Trust’s registration statement on April 14, 2008, is hereby incorporated by reference.

(o)	Form of Amended and Restated Subadvisory Agreement among the Trust, NFA and Invesco Advisers, Inc. (formerly, AIM Capital Management, Inc.) for the NVIT Multi-Manager International Growth Fund and Van Kampen NVIT Comstock Value Fund, which are series of the Trust, effective March 24, 2008, as amended May ____, 2010, is filed herewith as Exhibit EX-28.d.2.o.

(p)	Subadvisory Agreement among the Trust, NFA and Nationwide Asset Management, LLC for the NVIT Government Bond Fund, a series of the Trust, dated January 1, 2008, previously filed with the Trust’s registration statement on February 8, 2008, is hereby incorporated by reference.

(q)	Subadvisory Agreement among the Trust, NFA and American Century Investment Management, Inc. for the NVIT Multi-Manager Mid Cap Growth Fund, NVIT Multi-Manager Mid Cap Value Fund and American Century NVIT Multi Cap Value Fund, which are series of the Trust, dated March 11, 2010, is filed herewith as Exhibit EX-28.d.2.q.

(r)	Subadvisory Agreement among the Trust, NFA and RiverSource Investments, LLC for the NVIT Multi-Manager Mid Cap Value Fund, a series of the Trust, dated March 24, 2008, previously filed with the Trust’s registration statement on March 27, 2008, is hereby incorporated by reference.

(s)	Subadvisory Agreement among the Trust, NFA and Thompson, Siegel & Walmsley LLC for the NVIT Multi-Manager Mid Cap Value Fund, a series of the Trust, dated March 24, 2008, previously filed with the Trust’s registration statement on March 27, 2008, is hereby incorporated by reference.

(t)	Subadvisory Agreement among the Trust, NFA and Aberdeen Asset Management Inc. for the NVIT Growth Fund, NVIT Nationwide Fund, NVIT Multi-Manager Small Cap Value Fund and NVIT Multi-Manager Small Company Fund, which are series of the Trust, dated October 1, 2007 previously filed with the Trust’s registration statement on December 20, 2007, is hereby incorporated by reference.
(i)	Form of Exhibit A, effective October 1, 2007, amended May 1, 2009 and renewed May 1, 2010, to the Subadvisory Agreement among the Trust, NFA and Aberdeen Asset Management Inc., pertaining to certain series of the Trust, is filed herewith as Exhibit EX-28.d.2.t.i.
(u)	Subadvisory Agreement among the Trust, NFA and Wellington Management Company, LLP for the NVIT Multi-Manager Large Cap Value Fund, a series of the Trust, dated March 24, 2008, previously filed with the Trust’s registration statement on March 27, 2008, is hereby incorporated by reference.

(v)	Subadvisory Agreement among the Trust, NFA and Deutsche Investment Management Americas Inc. for the NVIT Multi-Manager Large Cap Value Fund, a series of the Trust, dated March 24, 2008, previously filed with the Trust’s registration statement on March 27, 2008, is hereby incorporated by reference.

(w)	Subadvisory Agreement among the Trust, NFA and Nationwide Asset Management, LLC for the NVIT Core Bond Fund and NVIT Short Term Bond Fund, which are series of the Trust, dated March 24, 2008, previously filed with the Trust’s registration statement on March 24, 2008, is hereby incorporated by reference.

(x)	Subadvisory Agreement among the Trust, NFA and American Century Global Investment Management, Inc. for the NVIT Multi-Manager International Growth Fund, a series of the Trust, dated March 11, 2010, is filed herewith as Exhibit EX-28.d.2.x.

(y)	Subadvisory Agreement among the Trust, NFA and OppenheimerFunds, Inc. for the NVIT Multi-Manager Small Cap Growth Fund and Oppenheimer NVIT Large Cap Growth Fund, which are series of the Trust, dated October 1, 2008, previously filed as Exhibit 23.d.2.ee with the Trust’s registration statement on September 25, 2008, is hereby incorporated by reference.
(i)	Exhibit A, effective October 1, 2008, amended March 24, 2009, to the Subadvisory Agreement among the Trust, NFA and OppenheimerFunds, Inc., pertaining to certain series of the Trust, previously filed as Exhibit 23.d.2.cc.i with the Trust’s registration statement on April 24, 2009 is hereby incorporated by reference.
(z)	Subadvisory Agreement among the Trust, NFA and Logan Circle Partners, L.P. for the NVIT Multi Sector Bond Fund, a series of the Trust, previously filed as Exhibit 23.d.2.ee with the Trust’s registration statement on March 20, 2009, is hereby incorporated by reference.

(aa)	Subadvisory Agreement among the Trust, NFA and Templeton Investment Counsel, LLC, for the Templeton NVIT International Value Fund, a series of the Trust, dated previously filed as Exhibit 23.d.2.ee with the Trust’s registration statement on April 24, 2009, is hereby incorporated by reference.

(bb)	Form of Subadvisory Agreement among the Trust, NFA and Baring International Investment Limited, for the NVIT Developing Markets Fund (formerly, Gartmore NVIT Developing Markets Fund) and NVIT Emerging

Markets Fund (formerly, Gartmore NVIT Emerging Markets Fund), which are series of the Trust, is filed herewith as Exhibit EX-28.d.2.bb.

(cc)		Interim Subadvisory Agreement among the Trust, NFA and American Century Investment Management, Inc. dated February 22, 2010, is filed herewith as Exhibit EX-28.d.2.cc.

(dd)		Interim Subadvisory Agreement among the Trust, NFA and American Century Global Investment Management, Inc. dated February 22, 2010 is filed herewith as Exhibit EX-28.d.2.dd.

(ee)		Interim Subadvisory Agreement among the Trust, NFA and Logan Circle Partners, L.P. dated March 25, 2010, is filed herewith as Exhibit EX-28.d.2.ee.

(e)	(1)	Underwriting Agreement dated May 1, 2007 between the Trust and Nationwide Fund Distributors LLC (“NFD”) previously filed with the Trust’s registration statement on April 30, 2007, is hereby incorporated by reference.
(a)	Schedule A to the Underwriting Agreement dated May 1, 2007, as amended December 3, 2007, January 9, 2008, and March 24, 2009, between the Trust and NFD, previously filed as Exhibit 23.e.1.a with the Trust’s registration statement on April 24, 2009, is hereby incorporated by reference.
(f)	Not applicable.
(g)	(1)	Global Custody Agreement dated April 4, 2003 between the Trust and JPMorgan Chase Bank previously filed with the Trust’s registration statement on April 28, 2003, assigned to the Trust and is hereby incorporated by reference.
(a)	Amendment to the Custody Agreement dated April 4, 2003, amended December 2, 2009, is filed herewith as Exhibit EX-28.g.1.a.

(b)	Amendment to Global Custody Agreement dated as of January 12, 2006 between the Trust and JPMorgan Chase Bank previously filed with the Trust’s registration statement on January 17, 2006, is hereby incorporated by reference.

(c)	Waiver to Global Custody Agreement dated as of May 2, 2005 previously filed with the Trust’s registration statement on April 28, 2005, is hereby incorporated by reference.

(d)	Rider to Global Custody Agreement Cash Trade Execution Product previously filed with the Trust’s registration statement on January 17, 2006, is hereby incorporated by reference.

(e)	Concentration Accounts Agreement dated December 2, 2009, between the Trust and JPMorgan Chase Bank, is filed herewith as Exhibit EX-28.g.4.

(e)	Fund List to Global Custody Agreement dated April 4, 2003, as amended March 24, 2009, between the Trust and JPMorgan Chase Bank, previously filed as Exhibit 23.e.1.a with the Trust’s registration statement on April 24, 2009, is hereby incorporated by reference.
(h)	(1)	Form of Joint Fund Administration and Transfer Agency Agreement, effective May 1, 2010, between the Trust and Nationwide Fund Management LLC, is filed herewith as Exhibit EX-28.h.1.
(2)	Administrative Services Plan effective May 1, 2007, as amended August 24, 2009, previously filed as Exhibit EX-23.h.2 with the Trust’s registration statement on August 26, 2009, is hereby incorporated by reference.
(a)	Form of Servicing Agreement previously filed with Post-Effective Amendment No. 55 to the Registration Statement on Form N-lA on October 15, 2002, is hereby incorporated by reference.
(3)	Expense Limitation Agreement dated May 1, 2007 between the Trust and NFA relating to the NVIT S&P 500 Index Fund, NVIT Small Cap Index Fund, NVIT Mid Cap Index

Fund, NVIT International Index Fund, NVIT Bond Index Fund, NVIT Developing Markets Fund (formerly, Gartmore NVIT Developing Markets Fund), NVIT Emerging Markets Fund (formerly, Gartmore NVIT Emerging Markets Fund), NVIT Enhanced Income Fund, NVIT Multi-Manager Large Cap Growth Fund, NVIT Multi-Manager Mid Cap Growth Fund, NVIT Multi-Manager International Growth Fund, NVIT Core Plus Bond Fund, Neuberger Berman NVIT Socially Responsible Fund, NVIT Cardinal Conservative Fund, NVIT Cardinal Moderately Conservative Fund, NVIT Cardinal Balanced Fund, NVIT Cardinal Moderate Fund, NVIT Cardinal Capital Appreciation Fund, NVIT Cardinal Moderately Aggressive Fund, NVIT Cardinal Aggressive Fund, NVIT Multi-Manager Mid Cap Value Fund, NVIT Multi-Manager Large Cap Value Fund, AllianceBernstein NVIT Global Fixed Income Fund, Oppenheimer NVIT Large Cap Growth Fund, American Century NVIT Multi Cap Value Fund, Templeton NVIT International Value Fund, NVIT Investor Destinations Capital Appreciation Fund, NVIT Investor Destinations Balanced Fund, Gartmore NVIT Worldwide Leaders Fund, NVIT Multi Sector Bond Fund and NVIT Multi-Manager Small Cap Growth Fund, which are series of the Trust, previously filed with the Trust’s registration statement on April 14, 2008, is hereby incorporated by reference.
(a)	Form of Exhibit A to the Expense Limitation Agreement effective May 1, 2007, amended May 1, 2010, is filed herewith as Exhibit EX-28.h.3.a.
(4)	Form of Indemnification Agreement between the Trust and each of its trustees and certain of its officers previously filed with the Trust’s registration statement on April 28, 2005, is hereby incorporated by reference. Specific agreements are between the Trust and each of the following: Charles E. Allen, Paula H. J. Cholmondeley, C. Brent DeVore, Phyllis Kay Dryden, Barbara L. Hennigar, Barbara I. Jacobs, Douglas F. Kridler, Michael D. McCarthy, Arden L. Shisler, David C. Wetmore, Michael A. Krulikowski, and Gerald J. Holland.

(5)	Assignment and Assumption Agreement between NVIT-Massachusetts (“NVIT-MA”) and the Trust, dated as of May 2, 2005, assigning NVIT-MA’s titles, right, benefit and privileges in and to certain contracts in the Agreement previously filed with the Trust’s registration statement on January 17, 2006, is hereby incorporated by reference.

(6)	Fund Participation Agreement dated May 1, 2007 by and among the Trust, NFA, NFD, Nationwide Financial Services, Inc., American Funds Insurance Series and Capital Research and Management Company, previously filed as Exhibit 23.h.6 with the Trust’s registration statement on September 25, 2008, is hereby incorporated by reference.

(7)	Master-Feeder Services Agreement between the Trust and Nationwide Fund Management LLC dated May 1, 2007, for the American Funds NVIT Growth Fund, American Funds NVIT Global Growth Fund, American Funds NVIT Asset Allocation Fund, American Funds NVIT Bond Fund and American Funds NVIT Growth-Income Fund (collectively, the “Feeder Funds”) previously filed with the Trust’s registration statement on April 30, 2007, is hereby incorporated by reference.

(8)	Form of Fee Waiver Agreement between the Trust and NFM effective as of May 1, 2010, relating to the Feeder Funds, is filed herewith as Exhibit EX-28.h.8.

(9)	Form of Fee Waiver Agreement between the Trust and NFD effective as of May 1, 2010, relating to the NVIT Cardinal Aggressive Fund, NVIT Cardinal Moderately Aggressive Fund, NVIT Cardinal Capital Appreciation Fund, NVIT Cardinal Moderate Fund, NVIT Cardinal Balanced Fund, NVIT Cardinal Moderately Conservative Fund and NVIT Cardinal Conservative Fund, which are series of the Trust, is filed herewith as Exhibit EX-28.h.9.

(10)	Form of Fee Waiver Agreement between the Trust and NFD effective as of May 1, 2010, relating to the Neuberger Berman NVIT Socially Responsible Fund, which is a series of the Trust, is filed herewith as Exhibit EX-28.h.10.

(11)	Fee Waiver Agreement between the Trust and NFD effective March 24, 2009 relating to the AllianceBernstein NVIT Global Fixed Income Fund, which is a series of the Trust, previously filed as Exhibit 23.h.11 with the Trust’s registration statement on April 24, 2009, is hereby incorporated by reference.

(12)	Form of Fee Waiver Agreement between the Trust and NFD effective May 1, 2010, relating to the American Century NVIT Multi Cap Value Fund, which is a series of the Trust, is filed herewith as Exhibit EX-28.h.12.
(i)	Legal opinion of Stradley, Ronon, Stevens & Young, LLP, dated April 23, 2010, is filed herewith as Exhibit EX-28.i.

(j)	Consent of Independent Registered Public Accounting Firm, is filed herewith as Exhibit EX-28.j.

(k)	Not applicable

(l)	Not applicable

(m)	Distribution Plan under Rule 12b-1 effective May 1, 2007, as amended August 24, 2009, filed as Exhibit EX-23.m with the Trust’s registration statement on August 26, 2009, is hereby incorporated by reference.

(n)	Rule 18f-3 Plan effective May 1, 2007, as amended August 24, 2009, filed as Exhibit EX-23.n with the Trust’s registration statement on August 26, 2009, is hereby incorporated by reference.

(o)	Not applicable
(p)	(1)	Code of Ethics for the Trust dated December 3, 2008, previously filed as Exhibit 23.p.1 with the Trust’s registration statement on March 20, 2009, is hereby incorporated by reference.
(2)	Code of Ethics dated May 18, 2007 for NFA previously filed with the Trust’s registration statement on March 24, 2008, is hereby incorporated by reference.

(3)	Code of Ethics dated May 18, 2007 for NFD previously filed with the Trust’s registration statement on March 24, 2008, is hereby incorporated by reference.

(4)	Code of Ethics dated October 1, 2008 for Federated Investment Management Company previously filed as Exhibit 23.p.4 with the Trust’s registration statement on April 24, 2009, is hereby incorporated by reference.

(5)	Code of Ethics dated March 2004 for Gartmore Global Partners previously filed with the Trust’s registration statement on April 28, 2005, is hereby incorporated by reference.

(6)	Code of Ethics dated February 1, 2005 for JPMorgan Investment Management, Inc. previously filed with the Trust’s registration statement on April 28, 2005, is hereby incorporated by reference.

(7)	Advisory Employee Investment Transaction Policy dated January 15, 2009 for BlackRock Investment Management, LLC, previously filed as Exhibit 23.p.7 with the Trust’s registration statement on March 20, 2009, is hereby incorporated by reference.

(8)	Code of Ethics dated September 2006 for Neuberger Berman Management LLC previously filed with the Trust’s registration statement on March 24, 2008, is hereby incorporated by reference.

(9)	Code of Ethics dated August 2007 for Waddell & Reed Investment Management Company previously filed with the Trust’s registration statement on April 29, 2008, is hereby incorporated by reference.

(10)	Code of Ethics dated December 15, 2006 for Morgan Stanley Investment Management Inc., indirect parent of Van Kampen Asset Management, Inc., previously filed with the Trust’s registration statement on April 29, 2008, is hereby incorporated by reference.

(11)	Code of Ethics dated January 1, 2009 for American Century Investment Management, Inc. and American Century Global Investment Management, Inc. previously filed as Exhibit EX-23.p.11 with the Trust’s registration statement on June 23, 2009, is hereby incorporated by reference.

(12)	Code of Ethics dated July 1, 2007 for Epoch Investment Partners, Inc. previously filed with the Trust’s registration statement on April 29, 2008, is hereby incorporated by reference.

(13)	Code of Ethics dated December 2006 for the American Funds and The Capital Group Companies, Inc. previously filed with the Trust’s registration statement on April 30, 2007, is hereby incorporated by reference.

(14)	Code of Ethics dated December 2008 for AllianceBernstein L.P., previously filed as Exhibit 23.p.14 with the Trust’s registration statement on March 20, 2009, is hereby incorporated by reference.

(15)	Code of Ethics dated December 2006 for Putnam Investment Management, LLC, previously filed as Exhibit 23.p.15 with the Trust’s registration statement on March 20, 2009, is hereby incorporated by reference.

(16)	Code of Ethics dated January 23, 2007, for Goldman Sachs Asset Management, previously filed with the Trust’s registration statement on March 24, 2008, is hereby incorporated by reference.

(17)	Code of Ethics dated March 2008 for Wells Capital Management Inc., previously filed as Exhibit 23.p.18 with the Trust’s registration statement on March 20, 2009, is hereby incorporated by reference.

(18)	Code of Ethics dated January 1, 2010, for Invesco Advisers, Inc. (formerly, Invesco Aim Capital Management), is filed herewith as Exhibit EX-28.p.18.

(19)	Code of Ethics dated August 1, 2007 for Nationwide Asset Management, LLC previously filed with the Trust’s registration statement on March 24, 2008, is hereby incorporated by reference.

(20)	Code of Ethics dated November 15, 2009, for RiverSource Investments LLC, is filed herewith as Exhibit EX-28.p.20.

(21)	Code of Ethics dated September 30, 2008 for Thompson, Siegel & Walmsley LLC, previously filed as Exhibit 23.p.22 with the Trust’s registration statement on March 20, 2009, is hereby incorporated by reference.

(22)	Code of Ethics dated July 21, 2009 for Aberdeen Asset Management Inc., previously filed as Exhibit 28.p.23 with the Trust’s registration statement on January 29, 2010, is hereby incorporated by reference.

(23)	Code of Ethics dated February 25, 2008 for Morley Capital Management Inc., previously filed as Exhibit 23.p.24 with the Trust’s registration statement on March 20, 2009, is hereby incorporated by reference.

(24)	Code of Ethics dated April 1, 2010 for Wellington Management Company, LLP, is filed herewith as Exhibit EX-28.p.24.

(25)	Code of Ethics dated January 1, 2007 for Deutsche Investment Management Americas Inc. previously filed with the Trust’s registration statement on February 8, 2008, is hereby incorporated by reference.

(26)	Code of Ethics dated November 30, 2007 for OppenheimerFunds, Inc. previously filed as Exhibit 23.p.29 with the Trust’s registration statement on September 25, 2008, is hereby incorporated by reference.

(27)	Code of Ethics dated May 2008 for Templeton Investment Counsel, LLC, previously filed as Exhibit 23.p.29 with the Trust’s registration statement on March 20, 2009, is hereby incorporated by reference.

(28)	Code of Ethics dated October 2007 for Logan Circle Partners, L.P., previously filed as Exhibit 23.p.30 with the Trust’s registration statement on March 20, 2009, is hereby incorporated by reference.

(29)	Code of Ethics dated April 2009 for Baring International Investment Limited, is filed herewith as Exhibit EX-28.p.29.
(q)	(1)	Powers of Attorney with respect to the Trust for Charles E. Allen, Paula H.J. Cholmondeley, C. Brent Devore, Phyllis Kay Dryden, Barbara L. Hennigar, Barbara I. Jacobs, Douglas F. Kridler and David C. Wetmore, previously filed as Exhibit 28.q.1 with the Trust’s registration statement on January 29, 2010, is hereby incorporated by reference.
(2)	Power of Attorney with respect to the Trust for Michael S. Spangler and Joseph Finelli, previously filed as Exhibit 23.q.2 with the Trust’s registration statement on September 25, 2008, is hereby incorporated by reference.
ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT
No person is presently controlled by or under common control with Registrant.
ITEM 30. INDEMNIFICATION
Indemnification provisions for officers, directors and employees of Registrant are set forth in Article VII, Section 2 of the Amended Declaration. See Item 23(a) above.
The Trust has entered into indemnification agreements with each of the trustees and certain of its officers. The indemnification agreements provide that the Trust will indemnify the indemnitee for and against any and all judgments, penalties, fines, and amounts paid in settlement, and all expenses actually and reasonably incurred by indemnitee in connection with a proceeding that the indemnitee is a party to or is threatened to be made a party to (other than certain exceptions specified in the agreements), to the maximum extent not expressly prohibited by Delaware law or applicable federal securities law and regulations (including without limitation Section 17(h) of the 1940 Act and the rules and regulations issued with respect thereto by the U.S. Securities and Exchange

Commission). The Trust also will indemnify indemnitee for and against all expenses actually and reasonably incurred by indemnitee in connection with any proceeding to which indemnitee is or is threatened to be made a witness but not a party. See Item 23(h)(4) above.
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR
(a)	Nationwide Fund Advisors (“NFA”), the investment adviser to the Trust, also serves as investment adviser to Nationwide Mutual Funds. Except as stated below, the Directors and Officers of NFA have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of NFA or its affiliates:
Lee T. Cummings, Senior Vice President of Nationwide Fund Advisors, was Vice President of PrinterLink Communications Group, Inc. from January 2006 to October 2007.
Michael S. Spangler, Director and President of Nationwide Fund Advisors, was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management from May 2004 to May 2008.
Each of the following persons serves in the same or similar capacity with one or more affiliates of NFA. The address for the persons listed below is 1000 Continental Drive, Suite 400, King of Prussia, Pennsylvania 19406.

Name and Address	Principal Occupation	Position with NFA	Position with Funds
Michael S. Spangler	President and Director of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC	President and Director	President and Chief Executive Officer

Stephen T. Grugeon	Executive Vice President and Chief Operating Officer of Nationwide Funds Group	Director, Executive Vice President and Chief Operating Officer	Executive Vice President

Eric E. Miller	Senior Vice President, General Counsel and Assistant Secretary of Nationwide Funds Group; Secretary of the Trust	Senior Vice President, General Counsel and Assistant Secretary	Secretary

Lee T. Cummings	Senior Vice President of Nationwide Funds Group	Senior Vice President	Assistant Secretary

Dorothy Sanders	Vice President and Chief Compliance Officer of NFA	Chief Compliance Officer	Chief Compliance Officer

Name and Address	Principal Occupation	Position with NFA	Position with Funds
Robert W. Horner	Associate Vice President and Assistant Secretary of Nationwide Mutual Insurance Company	Associate Vice President and Assistant Secretary	N/A

Timothy G. Frommeyer	Senior Vice President and Director Chief Financial Officer of Nationwide Financial Services, Inc.	Director	N/A

Kirt A. Walker	President and Chief Operating Officer of Nationwide Financial Services, Inc.	N/A	N/A

Lynnett Berger	Senior Vice President and Chief Investment Officer of NFA and Nationwide Investment Advisers, LLC	Senior Vice President and Chief Investment Officer	N/A

Craig D. Stokarski	Associate Vice President of Nationwide Funds Group	Treasurer	N/A
(b)	Information for the Subadvisers
(1)	Aberdeen Asset Management Inc. (“Aberdeen”) acts as subadviser to the NVIT Growth Fund, NVIT Nationwide Fund, NVIT Multi-Manager Small Cap Value Fund and NVIT Multi-Manager Small Company Fund. The directors and officers of Aberdeen have not been engaged in any other business or profession of a substantial nature during the past two fiscal years except as indicated below:

Name and Position
with Aberdeen	Other Company	Position with Other Company
Brian Ferko Chief Compliance Officer and Vice President	BHR Fund Advisors	Chief Compliance Officer

Gary Marshall CEO and Director	Aberdeen Unit Trust Managers Ltd*	Head of Collective Funds

Nigel Storer Head of Financial Institutions Group — North America and Vice President	Aberdeen Unit Trust Managers Ltd*	Senior Business Development Manager

*	Aberdeen Unit Trust Managers Ltd. is an affiliate of Aberdeen Asset Management, Inc.
(2)	AllianceBernstein L.P. (“AllianceBernstein”) acts as subadviser to the NVIT Multi-Manager International Value Fund and AllianceBernstein NVIT Global Fixed Income Fund. The directors and officers of AllianceBernstein have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.

(3)	American Century Global Investment Management, Inc. (“American Century Global”) acts as subadviser to the NVIT Multi-Manager International Growth Fund. The directors and officers of American Century Global have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.

(4)	American Century Investment Management, Inc. (“American Century”) acts as subadviser to the NVIT Multi-Manager Mid Cap Growth Fund, NVIT Multi-Manager Mid Cap Value Fund and American Century NVIT Multi Cap Value Fund. The directors and officers of American Century have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.

(5)	Baring International Investment Limited (“Baring”) acts as subadviser to the NVIT Developing Markets Fund (formerly, Gartmore NVIT Developing Markets Fund) and NVIT Emerging Markets Fund (formerly, Gartmore NVIT Emerging Markets Fund). Except as noted below, the directors and officers of Baring have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.

Name and Position with Baring	Other Company	Position with Other Company
David John Brennan, Chief Executive Chairman and Director	The Asia Pacific Fund Inc.	Director

(6)	BlackRock Investment Management, LLC (“BlackRock”) acts as subadviser to the NVIT S&P 500 Index Fund, NVIT Small Cap Index Fund, NVIT Mid Cap Index Fund, NVIT International Index Fund and NVIT Bond Index Fund. The Directors and Officers of BlackRock have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.

(7)	Deutsche Investment Management Americas Inc. (“Deutsche”) acts as subadviser to the NVIT Multi-Manager Large Cap Value Fund. The directors and officers of Deutsche have not been engaged in any other business or profession of a substantial nature during the past two fiscal years.

(8)	Epoch Investment Partners, Inc. (“Epoch”) acts as subadviser to the NVIT Multi-Manager Small Cap Value Fund. Except as noted below, the Directors and Officers of Epoch have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities:

Name and Position with Epoch	Other Company	Position with Other Company
Allan R. Tessler Chairman, Epoch Holding Corporation	Limited Brands Inc. Interactive Data Corporation	Director Director

Peter A. Flaherty Director, Epoch Holding Corporation	McKinsey & Company Foreign Policy Association, Rockefeller University, The Kenyon Review, TechnoServe	Director Emeritus Director

Jeffrey L. Berenson Director, Epoch Holding Corporation	Berenson & Company Noble Energy, Inc.	President & CEO

Enrique Arzac, Ph.D. Director, Epoch Holding Corporation	Columbia University Graduate School of Business	Professor of Finance and Economics

	The Adams Express Company, Petroleum & Resources Corporation,	Director
and Credit Suisse Asset Management Funds

Starcomms PLC

John Cecil Director, Epoch Holding Corporation	Graham-Windham Agency	Senior Vice Chairman

	The Graham School	Director

	Bendheim Center of Finance	Advisory Council Member

	Wildlife Conservation Society’s Global Conservation Council	Member

(9)	Federated Investment Management Company (“Federated”) acts as subadviser to the Federated NVIT High Income Bond Fund and NVIT Money Market Fund, and is a registered investment adviser under the Investment Advisers Act of 1940. It is a subsidiary of Federated Investors. The subadviser serves as investment adviser to a number of investment companies and private accounts. Except as noted below, the Directors and Officers of Federated have not been engaged in any other business or profession of a substantial nature during the past two fiscal years:

Name and Position with Federated	Other Company	Position with Other Company
Mark D. Olson Trustee	Mark D. Olson & Company, L.L.C.	Principal

	Wilson, Halbrook & Bayard, P.A.	Partner
(10)	Gartmore Global Partners (“GGP”) acts as subadviser to the Gartmore NVIT International Equity Fund, NVIT Multi-Manager Small Company Fund and Gartmore NVIT Worldwide Leaders Fund and as investment adviser to certain other clients. Except as stated below, the Directors and Officers of GGP have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of GGP or its affiliates:

Name and Position with GGP	Other Company	Position with Other Company
Bill McGowan Member of the Management Committee	Bear Stearns International	Head of Legal, Europe

Dominic Rossi Member of the Management Committee	Threadneedle Asset Management Limited	Head of Equities
(11)	Goldman Sachs Asset Management, LP (“GSAM”) acts as subadviser to the NVIT Multi-Manager Large Cap Growth Fund and NVIT Multi-Manager Large Cap Value Fund.

GSAM is a wholly-owned subsidiary of The Goldman Sachs Group, Inc. Except as stated below the directors and officers of GSAM have not been engaged in any other business, profession, vocation or employment of a substantial nature for the past two fiscal years other than in their capacities as a director or officer of GSAM or its affiliates:

Name and Position with GSAM	Other Company	Position with Other Company
John S. Weinberger Managing Director — GSAM	The Goldman Sachs Group, Inc. 200 West Street New York, New York 10282-2198	Vice Chairman

	The Goldman Sachs Group, Inc. 200 West Street New York, New York 10282-2198	Managing Director

Lloyd C. Blankfein Managing Director — GSAM	The Goldman Sachs Group, Inc. 200 West Street New York, New York 10282-2198	Chairman, Chief Executive Officer and Director

	The Goldman Sachs Group, Inc. 200 West Street New York, New York 10282-2198	Managing Director
(12)	Invesco Advisers, Inc., (formerly, AIM Capital Management, Inc.) (“Invesco”) acts as subadviser to the NVIT Multi-Manager International Growth Fund and Van Kampen NVIT Comstock Value Fund. The directors and officers of Invesco have not been engaged in any other business or profession, other than for a parent company or an affiliate of Invesco, of a substantial nature during the past two fiscal years.
(13)	J.P. Morgan Investment Management, Inc. (“JPMIM”), a registered investment adviser, and a wholly owned subsidiary of J. P. Morgan & Co. Incorporated, acts as subadviser to the NVIT Multi-Manager Small Cap Value Fund and NVIT Multi-Manager International Value Fund. JPMIM manages employee benefit plans for corporations and unions. JPMIM also provides investment management services for a broad spectrum of other institutional investors, including foundations, endowments, sovereign governments, and insurance companies. The directors and executive officers of JPMIM have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of JPMIM or its affiliates:

(14)	Logan Circle Partners, L.P. (“Logan Circle”) acts as subadviser to the NVIT Multi Sector Bond Fund. The directors and officers of Logan Circle have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.
(15)	Morgan Stanley Investment Management, Inc. (“MSIM”) acts as subadviser to the NVIT Multi-Manager Small Company Fund and NVIT Real Estate Fund (formerly, Van Kampen NVIT Real Estate Fund). The Directors and Officers of MSIM have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.
(16)	Morley Capital Management, Inc. (“MCM”) acts as subadviser to the NVIT Enhanced Income Fund. The Directors and Officers of MCM have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.
(17)	Nationwide Asset Management, LLC (“NWAM”) acts as subadviser to the NVIT Core Bond Fund, NVIT Short Term Bond Fund and NVIT Government Bond Fund. The directors and officers of NWAM have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.
(18)	Neuberger Berman Fixed Income LLC acts as subadviser to the NVIT Core Plus Bond Fund. To the knowledge of the Registrant, the directors and officers of Neuberger Berman Fixed Income LLC have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than with respect to the business of the parent company and/or affiliates of Neuberger Berman Fixed Income LLC.
(19)	Neuberger Berman Management LLC (“Neuberger Berman”) acts as subadviser to the NVIT Multi-Manager Small Company Fund, NVIT Multi-Manager Large Cap Growth Fund, NVIT Multi-Manager Mid Cap Growth Fund, Neuberger Berman NVIT Multi Cap Opportunities Fund, Neuberger Berman NVIT Socially Responsible Fund and investment adviser or subadviser to a number of other registered investment companies. The Directors and Officers of Neuberger Berman have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.

(20)	OppenheimerFunds, Inc. (“Oppenheimer”) acts as subadviser to the NVIT Multi-Manager Small Cap Growth Fund and Oppenheimer NVIT Large Cap Growth Fund. The Directors and Officers of Oppenheimer have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.
(21)	Putnam Investment Management, LLC (“Putnam”) acts as subadviser to the NVIT Multi-Manager Small Company Fund. Except as stated below the directors and officers of Putnam have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities:

Name and Position with Putnam	Other Company	Position with Other Company
Steven W. Curbow Senior Vice President	Independence Investments	Senior Vice President Director of Research

Leonard M. Glynn Managing Director	Fidelity Investments	Senior Vice President Executive Committee

Robert L. Reynolds President	N/A	Retired
(22)	RiverSource Investments, LLC (“RiverSource”) acts as subadviser to the NVIT Multi-Manager Mid Cap Value Fund. RiverSource is an SEC-registered investment adviser that offers professional investment management services on a discretionary or non-discretionary basis and related services including trading, cash management and reporting. In addition to traditional investment management services, the services provided by RiverSource include asset-liability management, investment accounting, credit-analysis, and asset allocation services. To the knowledge of the Registrant, the directors and officers of RiverSource have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.
(23)	Templeton Investment Counsel, LLC (“Templeton”) acts as subadviser to the Templeton NVIT International Value Fund. To the knowledge of the Registrant, the directors and officers of Templeton have not been engaged in any other business or profession of a substantial nature during the past two fiscal years
(24)	Thompson, Siegel & Walmsley LLC (“TS&W”) acts as subadviser to the NVIT Multi-Manager Mid Cap Value Fund. To the knowledge of the Registrant, the directors and officers of TS&W have not been engaged in any other business or profession of a substantial nature during the past two fiscal years.
(25)	Van Kampen Asset Management (“Van Kampen”) acts as subadviser to the Van Kampen NVIT Comstock Value Fund. Except as stated below, the Directors and Officers of Van Kampen have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities:

Name and Position with Van Kampen	Other Company	Position with Other Company
Jerry Miller, Director	The Capital Trust Company of Delaware	President

Edward C. Wood, II, Director	The Capital Trust Company of Delaware	Chief Administrative Officer

Mark Patten, Executive Officer	The Capital Trust Company of Delaware	Chief Financial Officer and Treasurer

Stefanie V. Chang Yu, Executive Officer	The Capital Trust Company of Delaware	Secretary

Mary Ann Picciotto, Executive Officer	The Capital Trust Company of Delaware	Chief Compliance Officer
(26)	Waddell & Reed Investment Management Company (“WRIMCO”) acts as subadviser to the NVIT Multi-Manager Small Cap Growth Fund and NVIT Multi-Manager Small Company Fund. WRIMCO is not engaged in any business other than the provision of investment management services. The Directors and Officers of WRIMCO have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.
(27)	Wellington Management Company, LLP (“Wellington Management”) acts as subadviser to the NVIT Multi-Manager Large Cap Value Fund. The principal business address of Wellington Management is 75 State Street, Boston, Massachusetts 02109. Wellington Management is an investment adviser registered under the Investment Advisers Act of 1940. During the last two fiscal years, no partner of Wellington Management has engaged in any other business, profession, vocation or employment of a substantial nature other than that of the business of investment management.
(28)	Wells Capital Management, Inc. (“Wells Capital”) acts as subadviser to the NVIT Multi-Manager Large Cap Growth Fund. To the knowledge of the Registrant, the directors and officers of Wells Capital have not been engaged in any other business or profession of a substantial nature during the past two fiscal years.

ITEM 32.	PRINCIPAL UNDERWRITERS
(a)	Nationwide Fund Distributors LLC (“NFD”), the principal underwriter of the Trust, also acts as principal underwriter for Nationwide Mutual Funds.
(b)	Herewith is the information required by the following table with respect to each director, officer or partner of NFD. The address for the persons listed below, except where otherwise noted, is 1000 Continental Drive, Suite 400, King of Prussia, Pennsylvania 19406.

Name:	Position with NFD:	Position with Registrant:
Michael S. Spangler	Chairman and Director	President and Chief Executive Officer

Stephen T. Grugeon	Director	Executive Vice President

Doff Meyer	Senior Vice President and Chief Marketing Officer	Chief Marketing and Vice President

Gordon Wright	Chief Compliance Officer	N/A

Eric E. Miller	Senior Vice President, General Counsel, and Assistant Secretary	Secretary

Name:	Position with NFD:	Position with Registrant:
Lee T. Cummings	Senior Vice President	Assistant Secretary

Lorraine A. McCamley	Senior Vice President	N/A

Kathy Richards*	Associate Vice President and Assistant Secretary	N/A

Craig Stokarski	Financial Operations Principal, Treasurer	N/A

Karen L. Heath-Wade*	Vice President	N/A

*	The address for Kathy Richards and Karen L. Heath-Wade is One Nationwide Plaza, Columbus, Ohio 43215.
(c)	Not applicable.
ITEM 33.	LOCATION OF ACCOUNTS AND RECORDS

J.P. Morgan Investor Services Co. 1 Beacon Street Boston, MA 02108-3002

Nationwide Variable Insurance Trust 1000 Continental Drive, Suite 400 King of Prussia, PA 19406

ITEM 34.	MANAGEMENT SERVICES

Not applicable.

ITEM 35.	UNDERTAKINGS

Not applicable.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, Nationwide Variable Insurance Trust (a Delaware Statutory Trust) certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment Nos. 138, 139 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the township of Upper Merion and Commonwealth of Pennsylvania, on this 23rd day of April, 2010.

NATIONWIDE VARIABLE INSURANCE TRUST
BY:	/s/ Allan J. Oster
Allan J. Oster, Attorney-In-Fact for Registrant

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS POST-EFFECTIVE AMENDMENT NOS. 138, 139 TO THE REGISTRATION STATEMENT OF NATIONWIDE VARIABLE INSURANCE TRUST HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED ON THE 23RD DAY OF APRIL, 2010.

Signature & Title Principal Executive Officer
/s/ Michael S. Spangler*
Michael S. Spangler, President and
Chief Executive Officer

Principal Accounting and Financial Officer

/s/ Joseph Finelli*
Joseph Finelli, Treasurer and Chief Financial Officer

/s/ Charles E. Allen*
Charles E. Allen, Trustee

/s/ Paula H.J. Cholmondeley*
Paula H.J. Cholmondeley, Trustee

/s/ C. Brent Devore*
C. Brent Devore, Trustee

/s/ Phyllis Kay Dryden*
Phyllis Kay Dryden, Trustee

/s/ Barbara L. Hennigar*
Barbara L. Hennigar, Trustee

/s/ Barbara I. Jacobs*
Barbara I. Jacobs, Trustee

/s/ Douglas F. Kridler*
Douglas F. Kridler, Trustee

/s/ David C. Wetmore*
David C. Wetmore, Trustee and Chairman

*BY:	/s/ Allan J. Oster
Allan J. Oster, Attorney-In Fact

EXHIBIT LIST

Form of Exhibit A to the Investment Advisory Agreement	EX-28.d.1.a

Form of Exhibit A to the Subadvisory Agreement among the Trust, NFA and Federated Investment Management Company	EX-28.d.2.b.i

Form of Amended and Restated Subadvisory Agreement among the Trust, NFA and Morgan Stanley Investment Management, Inc.	EX-28.d.2.c

Form of Amended and Restated Subadvisory Agreement among the Trust, NFA and Invesco Advisers, Inc.	EX-28.d.2.o

Subadivsory Agreement among the Trust, NFA and American Century Investment Management, Inc.	EX-28.d.2.q

Subadvisory Agreement among the Trust, NFA and American Century Global Investment Management, Inc.	EX-28.d.2.x

Form of Exhibit A to the Subadvisory Agreement among the Trust, NFA and Aberdeen Asset Management, Inc.	EX-28.d.2.t.i

Form of Subadvisory Agreement among the Trust, NFA and Baring International Investment Limited	EX-28.d.2.bb

Interim Subadvisory Agreement among the Trust, NFA and American Century Investment Management, Inc.	EX-28.d.2.cc

Interim Subadvisory Agreement among the Trust, NFA and American Century Global Investment Management, Inc.	EX-28.d.2.dd

Interim Subadvisory Agreement among the Trust, NFA and Logan Circle Partners, L.P.	EX-28.d.2.ee

Amendment to Global Custody Agreement	EX-28.g.1.a

Concentration Accounts Agreement	EX-28.g.1.e

Form of Joint Fund Administration and Transfer Agency Agreement between the Trust and Nationwide Fund Management LLC	EX-28.h.1

Form of Exhibit A to the Expense Limitation Agreement	EX-28.h.3.a

Form of Fee Waiver Agreement between the Trust and NFM	EX-28.h.8

Form of Fee Waiver Agreement between the Trust and NFM	EX-28.h.9

Form of Fee Waiver Agreement between the Trust and NFM	EX-28.h.10

Form of Fee Waiver Agreement between the Trust and NFM	EX-28.h.12

Legal Opinion of Stradley, Ronon, Stevens & Young, LLP	EX-28.i

Consent of Independent Registered Public Accounting Firm	EX-28.j

Code of Ethics for Invesco Advisers, Inc.	EX-28.p.18

Code of Ethics for RiverSource Investments LLC	EX-28.p.20

Code of Ethics for Wellington Management Inc.	EX-28.p.24

Code of Ethics for Baring International Investment Limited	EX-28.p.29